Exhibit 99.C.1

ISSN 0115-0421 SPECIAL EDITION VOLUME I~A OFFICIAL GAZETTE Edited at the Office of the President of the Philippines pursuant to Commonwealth Act No. 638 as amended by the Administrative Code of 1987 VOL. 119 Manila, Philippines, December 25, 2023 N0. 52 REPUBLIC OF THE PHILIPPINES REPUBLIC ACT NO. 11975 GENERAL APPROPRIATIONS ACT JANUARY 1 ~ DECEMBER31, 2024 FISCAL YEAR 2024 AGENDA FOR PROSPERITY. Securing a Future-Proof and Sustainable Economy

R.A. No. 11975

GENERAL APPROPRIATIONS ACT

January 1 - December 31, 2024

VOLUME I-A

Republic of the Philippines

GENERAL APPROPRIATIONS ACT, FY 2024

January 1 - December 31, 2024

VOLUME I - A

C O N T E N T S

VII.	DEPARTMENT OF EDUCATION	195

A.	Office of the Secretary	195
B.	Early Childhood Care and Development Council	379
C.	National Academy of Sports	381
D.	National Book Development Board	384
E.	National Council for Children’s Television	386
F.	National Museum of the Philippines	389
G.	Philippine High School for the Arts	392

VIII.	STATE UNIVERSITIES AND COLLEGES	396

A.	University of the Philippines System (The National University)	396

B.	National Capital Region	402

B.1	Eulogio “Amang” Rodriguez Institute of Science and Technology	402
B.2	Marikina Polytechnic College	405
B.3	Philippine Normal University	408
B.4	Philippine State College of Aeronautics	411
B.5	Polytechnic University of the Philippines	414
B.6	Rizal Technological University	417
B.7	Technological University of the Philippines	421

C.	Region I - ILOCOS	427

C.1	Don Mariano Marcos Memorial State University	427
C.2	Ilocos Sur Polytechnic State College	430
C.3	Mariano Marcos State University	434
C.4	Pangasinan State University	437
C.5	University of Northern Philippines	441

D.	CORDILLERA ADMINISTRATIVE REGION	445

D.1	Abra State Institute of Sciences and Technology	445
D.2	Apayao State College	448
D.3	Benguet State University	451
D.4	Ifugao State University	455
D.5	Kalinga State University	458
D.6	Mountain Province State University	462

E.	Region II - CAGAYAN VALLEY	466

E.1	Batanes State College	466
E.2	Cagayan State University	469
E.3	Isabela State University	472
E.4	Nueva Vizcaya State University	476
E.5	Quirino State University	479

F.	Region III - CENTRAL LUZON	484

F.1	Aurora State College of Technology	484
F.2	Bataan Peninsula State University	487
F.3	Bulacan Agricultural State College	491
F.4	Bulacan State University	494
F.5	Central Luzon State University	498
F.6	Don Honorio Ventura State University	501
F.7	Nueva Ecija University of Science and Technology	504
F.8	Pampanga State Agricultural University	508
F.9	Philippine Merchant Marine Academy	512
F.10	President Ramon Magsaysay State University	515
F.11	Tarlac Agricultural University	518
F.12	Tarlac State University	522

G.	Region IV - SOUTHERN TAGALOG AND PALAWAN	526

G.	Region IV-A (CALABARZON)	526

G.1	Batangas State University	526
G.2	Cavite State University	529
G.3	Laguna State Polytechnic University	533
G.4	Southern Luzon State University	536
G.5	University of Rizal System	539

H.	Region IV-B (MIMAROPA)	543

H.1	Marinduque State College	543
H.2	Mindoro State University	546
H.3	Occidental Mindoro State College	550
H.4	Palawan State University	553
H.5	Romblon State University	557
H.6	Western Philippines University	560

I.	Region V - BICOL	564

I.1	Bicol State College of Applied Sciences and Technology	564
I.2	Bicol University	567
I.3	Camarines Norte State College	571
I.4	Camarines Sur Polytechnic Colleges	574
I.5	Catanduanes State University	577
I.6	Central Bicol State University of Agriculture	581
I.7	Dr. Emilio B. Espinosa, Sr. Memorial State College of Agriculture and Technology	584
I.8	Partido State University	587
I.9	Sorsogon State University	591

J.	Region VI - WESTERN VISAYAS	595

J.1	Aklan State University	595
J.2	Capiz State University	598
J.3	Carlos Hilado Memorial State University	601
J.4	Central Philippines State University	605
J.5	Guimaras State University	608
J.6	Iloilo Science and Technology University	611
J.7	Iloilo State University of Fisheries Science and Technology	614
J.8	Northern Iloilo State University	617
J.9	Northern Negros State College of Science and Technology	621
J.10	University of Antique	624
J.11	West Visayas State University	628

K.	Region VII - CENTRAL VISAYAS	632

K.1	Bohol Island State University	632
K.2	Cebu Normal University	635
K.3	Cebu Technological University	639
K.4	Negros Oriental State University	642
K.5	Siquijor State College	645

L.	Region VIII - EASTERN VISAYAS	649

L.1	Biliran Province State University	649
L.2	Eastern Samar State University	652
L.3	Eastern Visayas State University	655
L.4	Leyte Normal University	659
L.5	Northwest Samar State University	662
L.6	Palompon Polytechnic State University	665
L.7	Samar State University	668
L.8	Southern Leyte State University	672
L.9	University of Eastern Philippines	675
L.10	Visayas State University	679

M.	Region IX - ZAMBOANGA PENINSULA	683

M.1	Basilan State College	683
M.2	J.H. Cerilles State College	686
M.3	Jose Rizal Memorial State University	689
M.4	Western Mindanao State University	692
M.5	Zamboanga Peninsula Polytechnic State University	695
M.6	Zamboanga State College of Marine Sciences and Technology	699

N.	Region X - NORTHERN MINDANAO	703

N.1	Bukidnon State University	703
N.2	Camiguin Polytechnic State College	707
N.3	Central Mindanao University	710
N.4	MSU - Iligan Institute of Technology	713

N.5	Northern Bukidnon State College	716
N.6	Northwestern Mindanao State College of Science and Technology	719
N.7	University of Science and Technology of Southern Philippines - Cagayan De Oro Campus	722
N.8	University of Science and Technology of Southern Philippines - Claveria Campus	726

O.	Region XI - DAVAO	730

O.1	Davao De Oro State College	730
O.2	Davao del Norte State College	733
O.3	Davao del Sur State College	736
O.4	Davao Oriental State University	739
O.5	Southern Philippines Agri-Business and Marine and Aquatic School of Technology	742
O.6	University of Southeastern Philippines	745

P.	Region XII - SOCCSKSARGEN	749

P.1	Cotabato Foundation College of Science and Technology	749
P.2	South Cotabato State College	752
P.3	Sultan Kudarat State University	755
P.4	University of Southern Mindanao	758

Q.	REGION XIII - CARAGA	763

Q.1	Agusan del Sur State College of Agriculture and Technology	763
Q.2	Caraga State University	766
Q.3	North Eastern Mindanao State University	770
Q.4	Surigao Del Norte State University	774

R.	BANGSAMORO AUTONOMOUS REGION IN MUSLIM MINDANAO (BARMM)	778

R.1	Adiong Memorial State College	778
R.2	Cotabato State University	781
R.3	Mindanao State University	784
R.4	MSU-Tawi-Tawi College of Technology and Oceanography	793
R.5	Sulu State College	796
R.6	Tawi-Tawi Regional Agricultural College	799

	GENERAL SUMMARY - STATE UNIVERSITIES AND COLLEGES	805

IX.	DEPARTMENT OF ENERGY	811

A.	Office of the Secretary	811

X.	DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES	817

A.	Office of the Secretary	817
B.	Environmental Management Bureau	875
C.	Mines and Geosciences Bureau	892
D.	National Mapping and Resource Information Authority	901
E.	National Water Resources Board	904
F.	Palawan Council for Sustainable Development Staff	907

XI.	DEPARTMENT OF FINANCE	912

A.	Office of the Secretary	912
B.	Bureau of Customs	915
C.	Bureau of Internal Revenue	924
D.	Bureau of Local Government Finance	932
E.	Bureau of the Treasury	938
F.	Central Board of Assessment Appeals	943
G.	Insurance Commission	945
H.	National Tax Research Center	947
I.	Privatization and Management Office	949

XII.	DEPARTMENT OF FOREIGN AFFAIRS	953

A.	Office of the Secretary	953
B.	Foreign Service Institute	964
C.	Technical Cooperation Council of the Philippines	967
D.	UNESCO National Commission of the Philippines	969
E.	Presidential Commission on Visiting Forces	971

XIII.	DEPARTMENT OF HEALTH	975

A.	Office of the Secretary	975
B.	National Nutrition Council	1005
C.	Philippine National AIDS Council	1008

XIV.	DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT	1012

A.	Office of the Secretary	1012
B.	Human Settlements Adjudication Commission	1023

XV.	DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY	1031

A.	Office of the Secretary	1031
B.	Cybercrime Investigation and Coordination Center	1036
C.	National Privacy Commission	1038
D.	National Telecommunications Commission	1041

XVI.	DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT	1047

A.	Office of the Secretary	1047
B.	Bureau of Fire Protection	1055
C.	Bureau of Jail Management and Penology	1060
D.	Local Government Academy	1065
E.	National Commission on Muslim Filipinos	1068
F.	National Police Commission	1071
G.	National Youth Commission	1084
H.	Philippine Commission on Women	1087
I.	Philippine National Police	1090
J.	Philippine Public Safety College	1114

XVII.	DEPARTMENT OF JUSTICE	1119

A.	Office of the Secretary	1119
B.	Bureau of Corrections	1125
C.	Bureau of Immigration	1130
D.	Land Registration Authority	1133
E.	National Bureau of Investigation	1136
F.	Office for Alternative Dispute Resolution	1139
G.	Office of the Government Corporate Counsel	1142
H.	Office of the Solicitor General	1144
I.	Parole and Probation Administration	1148
J.	Presidential Commission on Good Government	1152
K.	Public Attorney’s Office	1155

XVIII.	DEPARTMENT OF LABOR AND EMPLOYMENT	1159

A.	Office of the Secretary	1159
B.	Institute for Labor Studies	1173
C.	National Conciliation and Mediation Board	1175
D.	National Labor Relations Commission	1178
E.	National Wages and Productivity Commission	1181
F.	Professional Regulation Commission	1184
G.	Technical Education and Skills Development Authorithy	1197

XIX.	DEPARTMENT OF MIGRANT WORKERS	1208

A.	Office of the Secretary	1208
B.	Overseas Workers Welfare Administration	1212

XX.	DEPARTMENT OF NATIONAL DEFENSE	1217

A.	Office of the Secretary - Proper	1217
B.	Government Arsenal	1220
C.	National Defense College of the Philippines	1223
D.	Office of Civil Defense	1225
E.	Philippine Veterans Affairs Office - Proper	1228
F.	Veterans Memorial Medical Center	1231

G.	Armed Forces of the Philippines	1234
G.1	Philippine Army (Land Forces)	1234
G.2	Philippine Air Force (Air Forces)	1239
G.3	Philippine Navy (Naval Forces)	1243
G.4	General Headquarters, AFP and AFP - Wide Service Support Units (AFPWSSUS)	1248

DECEMBER 25, 2023	OFFICIAL GAZETTE	1

H.B. No. 8980

Republic of the Philippines

Congress of the Philippines

Metro Manila

Nineteenth Congress

Second Regular Session

Begun and held in Metro Manila, on Monday, the Twenty Fourth of July, Two Thousand and Twenty Three.

[Republic Act No.11975]

AN ACT

APPROPRIATING FUNDS FOR THE OPERATION OF THE GOVERNMENT OF THE REPUBLIC OF THE PHILIPPINES FROM JANUARY ONE TO DECEMBER THIRTY ONE, TWO THOUSAND AND TWENTY FOUR

Be it enacted by the Senate and the House of Representatives of the Philippines in Congress assembled:

Section 1. Appropriation of Funds. The following sums, or so much thereof as may be necessary, are hereby appropriated out of any funds in the National Treasury of the Philippines not otherwise appropriated, for the operation of the Government of the Republic of the Philippines from January One to December Thirty One, Two Thousand and Twenty Four, except where otherwise specifically provided herein:

2	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

I. CONGRESS OF THE PHILIPPINES

A. SENATE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder							₱	13,008,421,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	2,741,146,000	₱	2,637,952,000	₱	517,118,000	₱	5,896,216,000
Operations		1,166,641,000		1,553,964,000		9,600,000		2,730,205,000

SENATE LEGISLATIVE PROGRAM		1,166,641,000		1,553,964,000		9,600,000		2,730,205,000

Total, Regular Program(s)		3,907,787,000		4,191,916,000		526,718,000		8,626,421,000

B. PROJECTS
Locally-Funded Project(s)				32,000,000		4,350,000,000		4,382,000,000

Total, Project(s)				32,000,000		4,350,000,000		4,382,000,000

TOTAL NEW APPROPRIATIONS	₱	3,907,787,000	₱	4,223,916,000	₱	4,876,718,000	₱	13,008,421,000

Special Provision(s)

1. Second Congressional Commission on Education (EDCOM II). The amount of Fifty Eight Million One Hundred Ninety Five Thousand Pesos (₱58,195,000) appropriated herein under the General Administration and Support shall be exclusively utilized for the implementation of activities and operations of the EDCOM II pursuant to R.A. No. 11899.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	2,373,941,000	₱	2,637,952,000	₱	517,118,000	₱	5,529,011,000
Administration of Personnel Benefits		367,205,000						367,205,000

Sub-total, General Administration and Support		2,741,146,000		2,637,952,000		517,118,000		5,896,216,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	3
CONGRESS OF THE PHILIPPINES

Operations
SENATE LEGISLATIVE PROGRAM		1,166,641,000		1,553,964,000		9,600,000		2,730,205,000

Legislation of Laws and Other Related Activities		1,166,641,000		1,553,964,000		9,600,000		2,730,205,000

Sub-total, Operations		1,166,641,000		1,553,964,000		9,600,000		2,730,205,000

Total, Regular Program(s)		3,907,787,000		4,191,916,000		526,718,000		8,626,421,000

PROJECTS
Locally-Funded Project(s)
Senate Relocation				32,000,000		4,350,000,000		4,382,000,000

Sub-total, Locally-Funded Project(s)				32,000,000		4,350,000,000		4,382,000,000

Total, Project(s)				32,000,000		4,350,000,000		4,382,000,000

TOTAL NEW APPROPRIATIONS	₱	3,907,787,000	₱	4,223,916,000	₱	4,876,718,000	₱	13,008,421,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	1,503,024

Total Permanent Positions	1,503,024

Other Compensation Common to All
Personnel Economic Relief Allowance	46,680
Representation Allowance	31,350
Transportation Allowance	31,230
Clothing and Uniform Allowance	11,670
Honoraria	1,200
Mid-Year Bonus - Civilian	126,260
Year End Bonus	126,260
Cash Gift	9,725
Productivity Enhancement Incentive	9,640
Step Increment	3,758

Total Other Compensation Common to All	397,773

Other Compensation for Specific Groups
Lump-sum for filling of Positions - Civilian	330,458
Lump-sum for Personnel Services	1,518,388
Other Personnel Benefits	15,048

4	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Total Other Compensation for Specific Groups	1,863,894

Other Benefits
PAG-IBIG Contributions	2,517
PhilHealth Contributions	29,043
Employees Compensation Insurance Premiums	2,313
Terminal Leave	36,747

Total Other Benefits	70,620

Non-Permanent Positions	72,476

Total Personnel Services	3,907,787

Maintenance and Other Operating Expenses
Travelling Expenses	615,762
Training and Scholarship Expenses	15,200
Supplies and Materials Expenses	139,508
Utility Expenses	112,017
Communication Expenses	55,165
Extraordinary and Miscellaneous Expenses	456,362
Professional Services	338,617
General Services	87,425
Repairs and Maintenance	30,826
Taxes, Insurance Premiums and Other Fees	6,762
Other Maintenance and Operating Expenses
Advertising Expenses	9,109
Printing and Publication Expenses	7,218
Representation Expenses	145,043
Transportation and Delivery Expenses	890
Rent/Lease Expenses	441,699
Membership Dues and Contributions to Organizations	1,961
Subscription Expenses	29,756
Other Maintenance and Operating Expenses	1,730,596

Total Maintenance and Other Operating Expenses	4,223,916

Total Current Operating Expenditures	8,131,703

Capital Outlays
Property, Plant and Equipment Outlay Land Outlay	209,760
Buildings and Other Structures	2,950,000
Machinery and Equipment Outlay	1,388,646
Transportation Equipment Outlay	26,252
Furniture, Fixtures and Books Outlay	170,190
Other Property, Plant and Equipment Outlay	66,194
Intangible Assets Outlay	65,676

Total Capital Outlays	4,876,718

TOTAL NEW APPROPRIATIONS	13,008,421

DECEMBER 25, 2023	OFFICIAL GAZETTE	5
CONGRESS OF THE PHILIPPINES

B. SENATE ELECTORAL TRIBUNAL

For general administration and support, and operations, as indicated hereunder							₱	312,698,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	174,692,000	₱	17,848,000	₱	2,943,000	₱	195,483,000
Operations		72,994,000		44,221,000				117,215,000

SENATE ELECTORAL CONTESTS ADJUDICATION PROGRAM		72,994,000		44,221,000				117,215,000

TOTAL NEW APPROPRIATIONS	₱	247,686,000	₱	62,069,000	₱	2,943,000	₱	312,698,000

Special Provision(s)

1. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	113,107,000	₱	17,848,000	₱	2,943,000	₱	133,898,000
Administration of Personnel Benefits		61,585,000						61,585,000

Sub-total, General Administration and Support		174,692,000		17,848,000		2,943,000		195,483,000

Operations
SENATE ELECTORAL CONTESTS ADJUDICATION PROGRAM		72,994,000		44,221,000				117,215,000

Adjudication of Electoral Contests involving Members of the Senate including Administrative Support		72,994,000		44,221,000				117,215,000

Sub-total, Operations		72,994,000		44,221,000				117,215,000

TOTAL NEW APPROPRIATIONS	₱	247,686,000	₱	62,069,000	₱	2,943,000	₱	312,698,000

6	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	77,143

Total Permanent Positions	77,143

Other Compensation Common to All
Personnel Economic Relief Allowance	2,424
Representation Allowance	1,170
Transportation Allowance	1,170
Clothing and Uniform Allowance	606
Honoraria	200
Mid-Year Bonus - Civilian	6,428
Year End Bonus	6,428
Cash Gift	505
Per Diems	3,300
Productivity Enhancement Incentive	505
Step Increment	193

Total Other Compensation Common to All	22,929

Other Compensation for Specific Groups
Provident/Welfare Fund Contributions	138
Lump-sum for filling of Positions - Civilian	61,098
Lump-sum for Personnel Services	72,833
Other Personnel Benefits	11,316

Total Other Compensation for Specific Groups	145,385

Other Benefits
PAG-IBIG Contributions	121
PhilHealth Contributions	1,500
Employees Compensation Insurance Premiums	121
Terminal Leave	487

Total Other Benefits	2,229

Total Personnel Services	247,686

Maintenance and Other Operating Expenses
Travelling Expenses	455
Training and Scholarship Expenses	2,372
Supplies and Materials Expenses	2,930
Utility Expenses	1,880
Communication Expenses	2,400

DECEMBER 25, 2023	OFFICIAL GAZETTE	7
CONGRESS OF THE PHILIPPINES

Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	6,964
Professional Services	5,023
General Services	6,000
Repairs and Maintenance	1,900
Taxes, Insurance Premiums and Other Fees	260
Other Maintenance and Operating Expenses
Printing and Publication Expenses	185
Representation Expenses	6,000
Transportation and Delivery Expenses	50
Rent/Lease Expenses	20,000
Subscription Expenses	900
Other Maintenance and Operating Expenses	4,750

Total Maintenance and Other Operating Expenses	62,069

Total Current Operating Expenditures	309,755

Capital Outlays
Property, Plant and Equipment Outlay Machinery and Equipment Outlay	2,943

Total Capital Outlays	2,943

TOTAL NEW APPROPRIATIONS	312,698

C. COMMISSION ON APPOINTMENTS

For general administration and support, and operations, as indicated hereunder							₱	1,217,957,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	321,455,000	₱	384,653,000	₱	17,195,000	₱	723,303,000
Operations		147,673,000		346,981,000				494,654,000

PRESIDENTIAL APPOINTMENTS CONFIRMATION PROGRAM		147,673,000		346,981,000				494,654,000

TOTAL NEW APPROPRIATIONS	₱	469,128,000	₱	731,634,000	₱	17,195,000	₱	1,217,957,000

Special Provision(s)

1. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

8	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	274,492,000	₱	384,653,000	₱	17,195,000	₱	676,340,000
Administration of Personnel Benefits		46,963,000						46,963,000

Sub-total, General Administration and Support		321,455,000		384,653,000		17,195,000		723,303,000

Operations
PRESIDENTIAL APPOINTMENTS CONFIRMATION PROGRAM		147,673,000		346,981,000				494,654,000

Review and confirmation of appointments submitted to the Commission		147,673,000		346,981,000				494,654,000

Sub-total, Operations		147,673,000		346,981,000				494,654,000

TOTAL NEW APPROPRIATIONS	₱	469,128,000	₱	731,634,000	₱	17,195,000	₱	1,217,957,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	218,458

Total Permanent Positions	218,458

Other Compensation Common to All
Personnel Economic Relief Allowanc	6,480
Representation Allowance	7,266
Transportation Allowance	5,616
Clothing and Uniform Allowance	1,620
Honoraria	265
Overtime Pay	1,000
Mid-Year Bonus - Civilian	19,303
Year End Bonus	19,303
Cash Gift	1,350

DECEMBER 25, 2023	OFFICIAL GAZETTE	9
CONGRESS OF THE PHILIPPINES

Productivity Enhancement Incentive	1,350
Step Increment	566

Total Other Compensation Common to All	64,119

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	20
Lump-sum for filling of Positions - Civilian	40,191
Lump-sum for Personnel Services	18,312
Other Personnel Benefits	64,639

Total Other Compensation for Specific Groups	123,162

Other Benefits
PAG-IBIG Contributions	324
PhilHealth Contributions	5,906
Employees Compensation Insurance Premiums	324
Loyalty Award - Civilian	85
Terminal Leave	28,251

Total Other Benefits	34,890

Non-Permanent Positions	28,499

Total Personnel Services	469,128

Maintenance and Other Operating Expenses
Travelling Expenses	12,950
Training and Scholarship Expenses	3,500
Supplies and Materials Expenses	11,325
Utility Expenses	2,500
Communication Expenses	6,430
Survey, Research, Exploration and Development Expenses	1
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	6,660
Professional Services	19,200
General Services	2,500
Repairs and Maintenance	4,200
Taxes, Insurance Premiums and Other Fees	1,300
Other Maintenance and Operating Expenses
Advertising Expenses	1,200
Printing and Publication Expenses	2,000
Representation Expenses	50,213
Rent/Lease Expenses	43,981
Membership Dues and Contributions to Organizations	1
Subscription Expenses	700
Other Maintenance and Operating Expenses	562,973

Total Maintenance and Other Operating Expenses	731,634

Total Current Operating Expenditures	1,200,762

10	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	17,195

Total Capital Outlays	17,195

TOTAL NEW APPROPRIATIONS	1,217,957

D. HOUSE OF REPRESENTATIVES

For general administration and support, and operations, as indicated hereunder	₱	28,692,977,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	2,508,692,000	₱	11,952,045,000	₱	4,000,000,000	₱	18,460,737,000
Operations		3,930,536,000		6,301,704,000				10,232,240,000

HOR LEGISLATIVE PROGRAM		3,930,536,000		6,301,704,000				10,232,240,000

TOTAL NEW APPROPRIATIONS	₱	6,439,228,000	₱	18,253,749,000	₱	4,000,000,000	₱	28,692,977,000

Special Provision(s)

1. Second Congressional Commission on Education (EDCOM II). The amount of Twenty Two Million Six Hundred Fifty Two Thousand Pesos (₱22,652,000) appropriated herein under the General Administration and Support shall be exclusively utilized for the implementation of activities and operations of the EDCOM II pursuant to R.A. No. 11899.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	1,893,117,000	₱	11,952,045,000	₱	4,000,000,000	₱	17,845,162,000
Administration of Personnel Benefits		615,575,000						615,575,000

Sub-total, General Administration and Support		2,508,692,000		11,952,045,000		4,000,000,000		18,460,737,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	11
CONGRESS OF THE PHILIPPINES

Operations
HOR LEGISLATIVE PROGRAM		3,930,536,000		6,301,704,000				10,232,240,000

Legislation of laws and other related activities		3,930,536,000		6,301,704,000				10,232,240,000

Sub-total, Operations		3,930,536,000		6,301,704,000				10,232,240,000

TOTAL NEW APPROPRIATIONS	₱	6,439,228,000	₱	18,253,749,000	₱	4,000,000,000	₱	28,692,977,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	3,578,637

Total Permanent Positions	3,578,637

Other Compensation Common to All
Personnel Economic Relief Allowance	92,496
Representation Allowance	56,502
Transportation Allowance	56,502
Clothing and Uniform Allowance	23,124
Mid-Year Bonus - Civilian	290,145
Year End Bonus	290,145
Cash Gift	19,270
Productivity Enhancement Incentive	19,270
Step Increment	8,464

Total Other Compensation Common to All	855,918

Other Compensation for Specific Groups
Lump-sum for filling of Positions - Civilian	615,575
Lump-sum for Personnel Services	632,365
Other Personnel Benefits	76,010

Total Other Compensation for Specific Groups	1,323,950

Other Benefits
PAG-IBIG Contributions	4,904
PhilHealth Contributions	55,417
Employees Compensation Insurance Premiums	4,660
Terminal Leave Benefits	292,020

Total Other Benefits	357,001

Non-Permanent Positions	323,722

Total Personnel Services	6,439,228

12	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Maintenance and Other Operating Expenses
Travelling Expenses	2,183,079
Training and Scholarship Expenses	64,529
Supplies and Materials Expenses	939,869
Utility Expenses	854,015
Communication Expenses	1,290,865
Extraordinary and Miscellaneous Expenses	1,702,558
Professional Services	5,104,835
General Services	250,000
Repairs and Maintenance	875,000
Taxes, Insurance Premiums and Other Fees	123,400
Other Maintenance and Operating Expenses
Advertising Expenses	531,466
Printing and Publication Expenses	131,000
Representation Expenses	515,600
Transportation and Delivery Expenses	500
Rent/Lease Expenses	26,000
Membership Dues and Contributions to Organizations	95,000
Subscription Expenses	83,000
Donations	10,000
Other Maintenance and Operating Expenses	3,473,033

Total Maintenance and Other Operating Expenses	18,253,749

Total Current Operating Expenditures	24,692,977

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	1,800,000
Machinery and Equipment Outlay	1,000,000
Transportation Equipment Outlay	700,000
Furniture, Fixtures and Books Outlay	500,000

Total Capital Outlays	4,000,000

TOTAL NEW APPROPRIATIONS	28,692,977

E. HOUSE OF REPRESENTATIVES ELECTORAL TRIBUNAL

For general administration and support, and operations, as indicated hereunder	₱	232,508,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	13
CONGRESS OF THE PHILIPPINES

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱	88,799,000	₱	15,658,000		₱	104,457,000
Operations		80,470,000		47,581,000			128,051,000

HOR ELECTORAL CONTESTS ADJUDICATION PROGRAM		80,470,000		47,581,000			128,051,000

TOTAL NEW APPROPRIATIONS	₱	169,269,000	₱	63,239,000		₱	232,508,000

Special Provision(s)

1. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	87,927,000	₱	15,658,000		₱	103,585,000
Administration of Personnel Benefits		872,000					872,000

Sub-total, General Administration and Support		88,799,000		15,658,000			104,457,000

Operations
HOR ELECTORAL CONTESTS ADJUDICATION PROGRAM		80,470,000		47,581,000			128,051,000

Adjudication of Electoral Contests involving Members of the House of Representatives		80,470,000		47,581,000			128,051,000

Sub-total, Operations		80,470,000		47,581,000			128,051,000

TOTAL NEW APPROPRIATIONS	₱	169,269,000	₱	63,239,000		₱	232,508,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	78,880

Total Permanent Positions	78,880

Other Compensation Common to All
Personnel Economic Relief Allowance	2,808
Representation Allowance	2,622

14	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Transportation Allowance	2,622
Clothing and Uniform Allowance	702
Honoraria	1,323
Mid-Year Bonus - Civilian	6,573
Year End Bonus	6,573
Cash Gift	585
Productivity Enhancement Incentive	585
Step Increment	197

Total Other Compensation Common to All	24,590

Other Compensation for Specific Groups
Provident/Welfare Fund Contributions	231
Lump-sum for filling of Positions - Civilian	62,857

Total Other Compensation for Specific Groups	63,088

Other Benefits
PAG-IBIG Contributions	141
PhilHealth Contributions	1,557
Employees Compensation Insurance Premiums	141
Terminal Leave	872

Total Other Benefits	2,711

Total Personnel Services	169,269

Maintenance and Other Operating Expenses
Travelling Expenses	1,085
Training and Scholarship Expenses	3,329
Supplies and Materials Expenses	17,430
Utility Expenses	5,276
Communication Expenses	1,415
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	2,831
Professional Services	1,568
General Services	5,638
Repairs and Maintenance	1,508
Taxes, Insurance Premiums and Other Fees	1,135
Other Maintenance and Operating Expenses
Advertising Expenses	325
Printing and Publication Expenses	820
Representation Expenses	4,383
Transportation and Delivery Expenses	2,700
Rent/Lease Expenses	13,386
Subscription Expenses	410

Total Maintenance and Other Operating Expenses	63,239

Total Current Operating Expenditures	232,508

TOTAL NEW APPROPRIATIONS	232,508

DECEMBER 25, 2023	OFFICIAL GAZETTE	15
CONGRESS OF THE PHILIPPINES

Special Provisions Applicable to the Congress of the Philippines

l. Augmentation of Any Item in the Appropriations of the Congress of the Philippines. Pursuant to Section 25(5) of Article VI of the Constitution, the Senate President, with respect to the Senate and the Speaker, with respect to the House of Representatives, are hereby authorized to augment any item in the general appropriations law for their respective offices from any savings in other items of their respective appropriations.

2. Organizational Structure of the Senate, the House of Representatives, the Senate and House of Representatives Electoral Tribunals and the Commission on Appointments. Notwithstanding any provision of law to the contrary and within the limits of the appropriations authorized in this Act the Senate President, with respect to the Senate and the Commission on Appointments, the Speaker, with respect to the House of Representatives, and the Chairpersons of the Senate and House of Representatives Electoral Tribunals are authorized to:

(a) formulate and implement the organizational structures of their respective offices;

(b) fix and determine the salaries, allowances and other benefits of their Members, employees and consultants, subject to Section 10, Article VI of the Constitution, and whenever public interest so requires, make adjustments and reorganization of positions in the regular personnel with the corresponding transfer of items of appropriations; and

(c) create new positions in their respective offices:

Provided, That officers and employees whose positions are affected by such adjustments or reorganization shall be granted retirement gratuities and separation pay in accordance with existing laws, which shall be payable from any unexpended balance of, or savings in the appropriations of their respective offices: Provided, further, That the foregoing changes, reorganization and modifications shall be submitted to the DBM for proper documentation.

(GENERAL OBSERVATION- President’s Veto Message, December 20, 2023, Volume I-B, page 785, R.A. No. 11975)

3. Release of Appropriations. All appropriations authorized for the Senate, the House of Representatives, the Commission on Appointments, the Senate and House of Representatives Electoral Tribunals shall be automatically and regularly released.

4. Modification of Allocation for Operational Expenses. Subject to the approval of the Senate President or the Speaker of the House of Representatives, as the case may be, a Member of Congress may modify his allocation for operational expenses to any other expense category: Provided, That the total of said allocation is not exceeded.

5. Revolving Fund for the Reproduction of Legislative Records and Sale of Publications and Products. The revolving fund constituted from the income derived from business-type activities of the Senate and the House of Representatives including sale of publications and other institutional products shall be used to cover the expenses incurred for the said activities in accordance with accounting and auditing rules and regulations.

6. Availability of Appropriations and Cash Allocations. Unexpended quarterly and year-end balances of approved appropriations and cash allocations for the Senate, the House of Representatives, the Senate and the House of Representatives Electoral Tribunals and the Commission on Appointments shall remain valid appropriations and shall continue to be available for expenditure until fully spent and shall remain under their control and accountability, subject to accounting and auditing rules and regulations.

(CONDITIONAL IMPLEMENTATION - President’s Veto Message, December 20, 2023, Volume I-B, pages 784-785, R.A. No. 11975)

7. Constitutional Guarantee. In the implementation of the foregoing provisions, the constitutional guarantee of the independence of Congress as a co-equal branch of government must be maintained.

16	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

GENERAL SUMMARY

CONGRESS OF THE PHILIPPINES

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. SENATE	₱	3,907,787,000	₱	4,223,916,000	₱	4,876,718,000	₱	13,008,421,000
B. SENATE ELECTORAL TRIBUNAL		247,686,000		62,069,000		2,943,000		312,698,000
C. COMMISSION ON APPOINTMENTS		469,128,000		731,634,000		17,195,000		1,217,957,000
D. HOUSE OF REPRESENTATIVES		6,439,228,000		18,253,749,000		4,000,000,000		28,692,977,000
E. HOUSE OF REPRESENTATIVES ELECTORAL TRIBUNAL		169,269,000		63,239,000				232,508,000

TOTAL NEW APPROPRIATIONS, CONGRESS OF THE PHILIPPINES	₱	11,233,098,000	₱	23,334,607,000	₱	8,896,856,000	₱	43,464,561,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	17
OFFICE OF THE PRESIDENT

II. OFFICE OF THE PRESIDENT

A. THE PRESIDENT’S OFFICES

For general administration and support, and operations, as indicated hereunder	₱	10,645,573,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	685,403,000	₱	888,996,000	₱	1,676,205,000	₱	3,250,604,000
Operations		536,988,000		6,857,981,000				7,394,969,000

PRESIDENTIAL OVERSIGHT PROGRAM		326,997,000		5,028,922,000				5,355,919,000
PRESIDENTIAL ADVISORY PROGRAM		20,222,000		65,471,000				85,693,000
PRESIDENTIAL LEGAL AND LEGISLATIVE SERVICES PROGRAM		42,004,000		41,835,000				83,839,000
PRESIDENTIAL EXECUTIVE STAFF SERVICES PROGRAM		147,765,000		1,721,753,000				1,869,518,000

TOTAL NEW APPROPRIATIONS	₱	1,222,391,000	₱	7,746,977,000	₱	1,676,205,000	₱	10,645,573,000

Special Provision(s)

1. Reporting and Posting Requirements. The Office of the President (OP) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) OP’s website.

The OP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

18	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	619,891,000	₱	888,996,000	₱	1,676,205,000	₱	3,185,092,000
Administration of Personnel Benefits		65,512,000						65,512,000

Sub-total, General Administration and Support		685,403,000		888,996,000		1,676,205,000		3,250,604,000

Operations
PRESIDENTIAL OVERSIGHT PROGRAM		326,997,000		5,028,922,000				5,355,919,000

Issuance of Presidential Directives, Special Powers and Authorities and Clearances		184,118,000		131,698,000				315,816,000
Policy development and formulation on strategic Presidential interventions				63,364,000				63,364,000
Oversight management on national security concerns		93,178,000		4,795,844,000				4,889,022,000
Public assistance and information services		27,741,000		19,895,000				47,636,000
Oversight of general government internal control systems		21,960,000		2,546,000				24,506,000
Oversight and general government performance monitoring				15,575,000				15,575,000
PRESIDENTIAL ADVISORY PROGRAM		20,222,000		65,471,000				85,693,000

Presidential advisory assistance services		20,222,000		65,471,000				85,693,000
PRESIDENTIAL LEGAL AND LEGISLATIVE SERVICES PROGRAM		42,004,000		41,835,000				83,839,000

Provide legal advice, renew contracts and resolve cases on appeal		42,004,000		5,683,000				47,687,000
Prepare Presidential issuances, conduct investigation and render decision on complaint against presidential appointees				35,123,000				35,123,000
Review bills passed by Congress				1,029,000				1,029,000
PRESIDENTIAL EXECUTIVE STAFF SERVICES PROGRAM		147,765,000		1,721,753,000				1,869,518,000

Local/foreign missions and state visits		29,303,000		1,379,591,000				1,408,894,000
Presidential security and close-in functions		35,714,000		88,519,000				124,233,000
Management of special events and internal house affair		82,748,000		210,921,000				293,669,000
Process and manage documents for the President				42,722,000				42,722,000

Sub-total, Operations		536,988,000		6,857,981,000				7,394,969,000

TOTAL NEW APPROPRIATIONS	₱	1,222,391,000	₱	7,746,977,000	₱	1,676,205,000	₱	10,645,573,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	19
OFFICE OF THE PRESIDENT

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	515,613

Total Permanent Positions	515,613

Other Compensation Common to All
Personnel Economic Relief Allowance	22,368
Representation Allowance	9,918
Transportation Allowance	9,918
Clothing and Uniform Allowance	5,592
Mid-Year Bonus - Civilian	42,968
Year End Bonus	42,968
Cash Gift	4,660
Productivity Enhancement Incentive	4,660
Step Increment	1,289

Total Other Compensation Common to All	144,341

Other Benefits
PAG-IBIG Contributions	1,119
PhilHealth Contributions	10,118
Employees Compensation Insurance Premiums	1,119
Terminal Leave	65,512

Total Other Benefits	77,868

Non-Permanent Positions	484,569

Total Personnel Services	1,222,391

Maintenance and Other Operating Expenses
Travelling Expenses	1,148,424
Training and Scholarship Expenses	132,333
Supplies and Materials Expenses	295,196
Utility Expenses	134,800
Communication Expenses	96,784
Awards/Rewards and Prizes	1,643
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	2,250,000
Extraordinary and Miscellaneous Expenses	23,864
Intelligence Expenses	2,310,000
Professional Services	110,807

20	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

General Services	84,060
Repairs and Maintenance	172,546
Taxes, Insurance Premiums and Other Fees	35,543
Other Maintenance and Operating Expenses
Advertising Expenses	11,490
Printing and Publication Expenses	18,437
Representation Expenses	732,612
Transportation and Delivery Expenses	1,210
Rent/Lease Expenses	97,860
Membership Dues and Contributions to Organizations	8,250
Subscription Expenses	81,069
Other Maintenance and Operating Expenses	49

Total Maintenance and Other Operating Expenses	7,746,977

Total Current Operating Expenditures	8,969,368

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	1,456,000
Machinery and Equipment Outlay	9,038
Transportation Equipment Outlay	92,167
Other Property, Plant and Equipment Outlay	99,000
Intangible Assets Outlay	20,000

Total Capital Outlays	1,676,205

TOTAL NEW APPROPRIATIONS	10,645,573

DECEMBER 25, 2023	OFFICIAL GAZETTE	21
OFFICE OF THE PRESIDENT

GENERAL SUMMARY

OFFICE OF THE PRESIDENT

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. THE PRESIDENT’S OFFICES	₱	1,222,391,000	₱	7,746,977,000	₱	1,676,205,000	₱	10,645,573,000

TOTAL NEW APPROPRIATIONS, OFFICE OF THE PRESIDENT	₱	1,222,391,000	₱	7,746,977,000	₱	1,676,205,000	₱	10,645,573,000

22	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

III. OFFICE OF THE VICE-PRESIDENT

For general administration and support, and operations, as indicated hereunder	₱	1,874,019,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	95,358,000	₱	26,569,000	₱		₱	121,927,000
Operations		85,967,000		1,624,875,000		41,250,000		1,752,092,000

SOCIO-ECONOMIC PROGRAM DELIVERY		85,967,000		1,624,875,000		41,250,000		1,752,092,000

TOTAL NEW APPROPRIATIONS	₱	181,325,000	₱	1,651,444,000	₱	41,250,000	₱	1,874,019,000

Special Provision(s)

1. Reporting and Posting Requirements. The Office of the Vice-President (OVP) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) OVP’s website.

The OVP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	93,582,000	₱	26,569,000			₱	120,151,000
Administration of Personnel Benefits		1,776,000						1,776,000

Sub-total, General Administration and Support		95,358,000		26,569,000				121,927,000

Operations
SOCIO-ECONOMIC PROGRAM DELIVERY		85,967,000		1,624,875,000		41,250,000		1,752,092,000

Socio-Economic Projects and Stakeholder
Engagements		85,967,000		1,624,875,000		41,250,000		1,752,092,000

Sub-total, Operations		85,967,000		1,624,875,000		41,250,000		1,752,092,000

TOTAL NEW APPROPRIATIONS	₱	181,325,000	₱	1,651,444,000	₱	41,250,000	₱	1,874,019,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	23
OFFICE OF THE VICE-PRESIDENT

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	95,364

Total Permanent Positions	95,364

Other Compensation Common to All
Personnel Economic Relief Allowance	3,888
Representation Allowance	1,122
Transportation Allowance	1,122
Clothing and Uniform Allowance	972
Mid-Year Bonus - Civilian	7,947
Year End Bonus	7,947
Cash Gift	810
Productivity Enhancement Incentive	810
Step Increment	239

Total Other Compensation Common to All	24,857

Other Benefits
PAG-IBIG Contributions	194
PhilHealth Contributions	1,995
Employees Compensation Insurance Premiums	194
Terminal Leave	1,776

Total Other Benefits	4,159

Non-Permanent Positions	31,637

Military/Uniformed Personnel
Other Compensation for Specific Groups
Special Duty Allowance	25,308

Total Other Compensation for Specific Groups	25,308

Total Personnel Services	181,325

Maintenance and Other Operating Expenses
Travelling Expenses	62,500
Training and Scholarship Expenses	3,000
Supplies and Materials Expenses	342,750
Utility Expenses	13,062

24	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Communication Expenses	8,840
Awards/Rewards and Prizes	500
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	620
Professional Services	98,683
General Services	42,665
Repairs and Maintenance	9,900
Financial Assistance/Subsidy	920,800
Taxes, Insurance Premiums and Other Fees	1,250
Other Maintenance and Operating Expenses
Representation Expenses	78,954
Transportation and Delivery Expenses	2,000
Rent/Lease Expenses	59,920
Subscription Expenses	6,000

Total Maintenance and Other Operating Expenses	1,651,444

Total Current Operating Expenditures	1,832,769

Capital Outlays
Property, Plant and Equipment Outlay
Transportation Equipment Outlay	41,250

Total Capital Outlays	41,250

TOTAL NEW APPROPRIATIONS	1,874,019

DECEMBER 25, 2023	OFFICIAL GAZETTE	25
OFFICE OF THE VICE-PRESIDENT

OFFICE OF THE VICE-PRESIDENT

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE VICE-PRESIDENT	₱	181,325,000	₱	1,651,444,000	₱	41,250,000	₱	1,874,019,000

TOTAL NEW APPROPRIATIONS, OFFICE OF THE VICE-PRESIDENT	₱	181,325,000	₱	1,651,444,000	₱	41,250,000	₱	1,874,019,000

26	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

IV. DEPARTMENT OF AGRARIAN REFORM

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, in support of the Comprehensive Agrarian Reform Program, as indicated hereunder	₱	8,081,067,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	792,515,000	₱	1,307,944,000	₱	9,093,000	₱	2,109,552,000
Support to Operations		561,377,000		146,863,000				708,240,000
Operations		3,642,947,000		1,620,328,000				5,263,275,000

LAND TENURE SECURITY PROGRAM		2,356,266,000		336,384,000				2,692,650,000
AGRARIAN JUSTICE DELIVERY PROGRAM		490,682,000		401,976,000				892,658,000
AR BENEFICIARIES DEVELOPMENT AND SUSTAINABILITY PROGRAM		795,999,000		881,968,000				1,677,967,000

TOTAL NEW APPROPRIATIONS	₱	4,996,839,000	₱	3,075,135,000	₱	9,093,000	₱	8,081,067,000

Special Provision(s)

1. Comprehensive Agrarian Reform Program. The total amount of Nine Billion Eight Hundred Thirty Eight Million Three Hundred Twelve Thousand Pesos (₱9,838,312,000) shall be used in support of the programs and projects of the DAR and other implementing agencies of the Comprehensive Agrarian Reform Program (CARP), which are duly approved by the Presidential Agrarian Reform Council (PARC) in accordance with E.O. No. 229, s. 1987 and R.A. No. 6657, as amended by R.A. Nos. 8532 and 9700, and endorsed by the PARC Executive Committee to the DBM, with their corresponding amounts:

(a) Three Billion Five Hundred Eighty Five Million Three Hundred Eight Thousand Pesos (₱3,585,308,000) for Land Tenure Security and for Agrarian Justice Delivery, of which Six Million Seven Hundred Eighty Four Thousand Pesos (₱6,784,000) for Land Owner’s Compensation shall be released to the Land Bank of the Philippines (LBP), through the Bureau of the Treasury (BTr), subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987, and other documents required by the DBM.

This amount shall be supplemented by specific appropriations in this Act lodged under the budgets of the following CARP implementing agencies:

DENR-OSEC	₱	47,214,000
DOJ-LRA		182,291,000

TOTAL	₱	229,505,000

(b) One Billion Six Hundred Seventy Seven Million Nine Hundred Sixty Seven Thousand Pesos (₱1,677,967,000) for Program Beneficiaries Development which will also be in support of the programs and projects of the Agriculture and Fisheries Modernization Program.

This amount shall be supplemented by specific appropriations in this Act lodged in the budgets of the various CARP implementing agencies, as follows:

DENR-OSEC	₱	182,353,000
DTI-OSEC		120,387,000
NIA		1,225,000,000

TOTAL	₱	1,527,740,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	27
DEPARTMENT OF AGRARIAN REFORM

2. Agrarian Reform Fund. In addition to the amounts appropriated herein, the amount of Fifty Seven Million Six Hundred Forty One Thousand Pesos (₱57,641,000) shall be used for the just compensation payments to landowners, including execution of judgments therefor, and allocation for support services, agrarian justice delivery and operational requirements of the DAR and other CARP implementing agencies consistent with Section 21 of R.A. No. 9700, amending R.A. No. 6657: Provided, That such programs and projects shall be approved by the PARC in accordance with E.O. No. 229 and R.A. No. 6657, as amended by R.A. Nos. 8532 and 9700, and endorsed by the PARC Executive Committee to the DBM for fund release.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

3. Land Distribution Security Program. The DAR, in consultation with the NEDA, shall initiate the review and evaluation of DAR land distribution targets as mandated under the Philippine Development Plan and shall ensure land distribution and farmers installation in provinces where private land distribution records the lowest achievement and largest backlogs. A report on the result of the review and evaluation shall be submitted to Congress and posted in the DAR website.

4. Exclusion of Lands Owned and Occupied by State Universities and Colleges (SUCs) from the Comprehensive Agrarian Reform Program. Consistent with R.A. No. 6651, as amended, land owned and occupied by SUCs for its current and future use, in accordance with its Land Use Development and Infrastructure Plan (LUDIP) under RA. No. 11396, shall be exempt from acquisition and distribution under the Comprehensive Agrarian Reform Program.

(GENERAL OBSERVATION - President’s Veto Message, December 20, 2023, Volume I-B, page 786, R.A. No. 11975)

5. Climate Change Adaptation and Mitigation. The DAR, in coordination with other relevant agencies, shall provide as much as possible support to all Agrarian Reform Communities (ARCs) to strengthen their climate resilience, including the conduct of climate and disaster risk assessments, provision of capacity-building on value-adding activities and non-farm livelihood options, enhancing access to innovative agricultural insurance coverage such as weather index-based insurance, and enhancing their capacity to adopt climate-resilient technologies. The DAR, in coordination with other relevant agencies, shall also capacitate the ARCs in the use of renewable energy and energy efficiency, ecological solid waste management, and sustainable land use such as organic farming approaches and the use of rainwater catchments.

6. Reporting and Posting Requirements. The DAR shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) DAR’s website.

The DAR shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

7. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	646,705,000	₱	1,307,944,000	₱	9,093,000	₱	1,963,742,000

National Capital Region (NCR)		623,173,000		303,920,000				927,093,000

Central Office		623,173,000		303,920,000				927,093,000
Region I - Ilocos				39,187,000				39,187,000

Regional Office I - Proper				15,417,000				15,417,000
PARO - Ilocos Norte				4,564,000				4,564,000
PARO - Ilocos Sur				6,741,000				6,741,000
PARO - La Union				6,089,000				6,089,000
PARO - Pangasinan				6,376,000				6,376,000

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GENERAL APPROPRIATIONS ACT, FY 2024

Cordillera Administrative Region (CAR)		48,047,000	48,047,000

CAR - Proper		17,875,000	17,875,000
PARO - Abra		5,384,000	5,384,000
PARO - Apayao		4,528,000	4,528,000
PARO - Benguet		5,501,000	5,501,000
PARO - Ifugao		5,180,000	5,180,000
PARO - Kalinga		5,501,000	5,501,000
PARO - Mt. Province		4,078,000	4,078,000
Region II - Cagayan Valley	571,000	56,101,000	56,672,000

Regional Office II - Proper		21,520,000	21,520,000
PARO - Batanes		688,000	688,000
PARO - Cagayan	571,000	8,319,000	8,890,000
PARO - Isabela		14,808,000	14,808,000
PARO - Nueva Vizcaya		7,063,000	7,063,000
PARO - Quirino		3,703,000	3,703,000
Region III - Central Luzon		61,215,000	61,215,000

Regional Office III - Proper		17,812,000	17,812,000
PARO - Aurora		4,381,000	4,381,000
PARO - Bataan		4,178,000	4,178,000
PARO - Bulacan		7,686,000	7,686,000
PARO - Nueva Ecija		11,094,000	11,094,000
PARO - Pampanga		6,448,000	6,448,000
PARO - Tarlac		6,158,000	6,158,000
PARO - Zambales		3,458,000	3,458,000
Region IVA - CALABARZON	3,915,000	76,770,000	80,685,000

Regional Office IVA - Proper	265,000	27,680,000	27,945,000
PARO - Batangas	561,000	8,755,000	9,316,000
PARO - Cavite	268,000	7,126,000	7,394,000
PARO - Laguna	574,000	7,075,000	7,649,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	29
DEPARTMENT OF AGRARIAN REFORM

PARO - Quezon I	574,000	7,024,000		7,598,000
PARO - Quezon II	574,000	11,068,000		11,642,000
PARO - Rizal	1,099,000	8,042,000		9,141,000
Region IVB - MIMAROPA		55,743,000	273,000	56,016,000

Regional Office IVB - Proper		20,202,000		20,202,000
PARO - Marinduque		5,003,000	273,000	5,276,000
PARO - Mindoro Occidental		8,341,000		8,341,000
PARO - Mindoro Oriental		8,914,000		8,914,000
PARO - Palawan		7,847,000		7,847,000
PARO - Romblon		5,436,000		5,436,000
Region V - Bicol		88,486,000	3,320,000	91,806,000

Regional Office V - Proper		17,323,000		17,323,000
PARO - Albay		9,754,000	3,320,000	13,074,000
PARO - Camarines Norte		9,658,000		9,658,000
PARO - Camarines Sur		28,615,000		28,615,000
PARO - Catanduanes		5,823,000		5,823,000
PARO - Masbate		9,349,000		9,349,000
PARO - Sorsogon		7,964,000		7,964,000
Region VI - Western Visayas		95,850,000		95,850,000

Regional Office VI - Proper		24,450,000		24,450,000
PARO - Aklan		7,937,000		7,937,000
PARO - Antique		4,441,000		4,441,000
PARO - Capiz		8,157,000		8,157,000
PARO - Guimaras		3,917,000		3,917,000
PARO - Iloilo		10,620,000		10,620,000
PARO - Negros Occidental		36,328,000		36,328,000
Region VII - Central Visayas		68,903,000		68,903,000

Regional Office VII - Proper		27,336,000		27,336,000
PARO - Bohol		12,769,000		12,769,000

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GENERAL APPROPRIATIONS ACT, FY 2024

PARO - Cebu		12,288,000		12,288,000
PARO - Negros Oriental		14,240,000		14,240,000
PARO - Siquijor		2,270,000		2,270,000
Region VIII - Eastern Visayas		87,121,000		87,121,000

Regional Office VIII - Proper		40,541,000		40,541,000
PARO - Biliran		3,101,000		3,101,000
PARO - Eastern Samar		7,368,000		7,368,000
PARO - Leyte		14,189,000		14,189,000
PARO - Northern Samar		7,027,000		7,027,000
PARO - Samar		8,770,000		8,770,000
PARO - Southern Leyte		6,125,000		6,125,000
Region IX - Zamboanga Peninsula		56,978,000		56,978,000

Regional Office IX- Proper		23,077,000		23,077,000
PARO - Zamboanga del Norte		10,795,000		10,795,000
PARO - Zamboanga del Sur		11,796,000		11,796,000
PARO - Zamboanga Sibugay		11,310,000		11,310,000
Region X - Northern Mindanao		65,482,000		65,482,000

Regional Office X - Proper		18,335,000		18,335,000
PARO - Bukidnon		11,132,000		11,132,000
PARO - Camiguin		3,930,000		3,930,000
PARO - Lanao del Norte		13,095,000		13,095,000
PARO - Misamis Occidental		7,858,000		7,858,000
PARO - Misamis Oriental		11,132,000		11,132,000
Region XI - Davao	19,046,000	70,120,000	5,500,000	94,666,000

Regional Office XI - Proper	571,000	20,481,000		21,052,000
PARO - Davao City	1,450,000	7,561,000		9,011,000
PARO - Davao de Oro	3,989,000	10,887,000		14,876,000
PARO - Davao del Sur	4,969,000	8,083,000		13,052,000
PARO - Davao Occidental		5,360,000		5,360,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	31
DEPARTMENT OF AGRARIAN REFORM

PARO - Davao Oriental	4,028,000	8,818,000		12,846,000
PARO - Davao Province (del Norte)	4,039,000	8,930,000	5,500,000	18,469,000
Region XII - SOCCSKSARGEN		77,360,000		77,360,000

Regional Office XII - Proper		26,455,000		26,455,000
PARO - Cotabato Province (North)		14,493,000		14,493,000
PARO - Sarangani		10,862,000		10,862,000
PARO - South Cotabato		14,758,000		14,758,000
PARO - Sultan Kudarat		10,792,000		10,792,000
Region XIII - Caraga		56,661,000		56,661,000

Regional Office XIII - Proper		19,243,000		19,243,000
PARO - Agusan del Norte		7,777,000		7,777,000
PARO - Agusan del Sur		10,026,000		10,026,000
PARO - Surigao del Norte		9,474,000		9,474,000
PARO - Surigao del Sur		10,141,000		10,141,000
Administration of Personnel Benefits	145,810,000			145,810,000

National Capital Region (NCR)	145,810,000			145,810,000

Central Office	145,810,000			145,810,000

Sub-total, General Administration and Support	792,515,000	1,307,944,000	9,093,000	2,109,552,000

Support to Operations
Policy Formulation, Planning, Monitoring and Evaluation, Information Management, and Systems Development	546,068,000	125,570,000		671,638,000

National Capital Region (NCR)	40,748,000	95,570,000		136,318,000

Central Office	40,748,000	95,570,000		136,318,000
Region I - Ilocos	37,037,000	2,000,000		39,037,000

Regional Office I - Proper	13,067,000	2,000,000		15,067,000
PARO - Ilocos Norte	5,571,000			5,571,000
PARO - Ilocos Sur	6,192,000			6,192,000
PARO - La Union	6,607,000			6,607,000
PARO - Pangasinan	5,600,000			5,600,000

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GENERAL APPROPRIATIONS ACT, FY 2024

Cordillera Administrative Region (CAR)	35,422,000	2,000,000	37,422,000

CAR - Proper	8,141,000	2,000,000	10,141,000
PARO - Abra	5,193,000		5,193,000
PARO - Apayao	3,592,000		3,592,000
PARO - Benguet	4,494,000		4,494,000
PARO - Ifugao	4,132,000		4,132,000
PARO - Kalinga	4,965,000		4,965,000
PARO - Mt. Province	4,905,000		4,905,000
Region II - Cagayan Valley	29,907,000	2,000,000	31,907,000

Regional Office II - Proper	7,476,000	2,000,000	9,476,000
PARO - Batanes	4,583,000		4,583,000
PARO - Cagayan	4,334,000		4,334,000
PARO - Isabela	5,176,000		5,176,000
PARO - Nueva Vizcaya	2,843,000		2,843,000
PARO - Quirino	5,495,000		5,495,000
Region III - Central Luzon	47,613,000	2,000,000	49,613,000

Regional Office III - Proper	11,936,000	2,000,000	13,936,000
PARO - Aurora	6,650,000		6,650,000
PARO - Bataan	4,683,000		4,683,000
PARO - Bulacan	6,187,000		6,187,000
PARO - Nueva Ecija	5,600,000		5,600,000
PARO - Pampanga	5,504,000		5,504,000
PARO - Tarlac	5,596,000		5,596,000
PARO - Zambales	1,457,000		1,457,000
Region IVA - CALABARZON	41,767,000	2,000,000	43,767,000

Regional Office IVA - Proper	10,096,000	2,000,000	12,096,000
PARO - Batangas	5,040,000		5,040,000
PARO - Cavite	5,115,000		5,115,000
PARO - Laguna	4,447,000		4,447,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	33
DEPARTMENT OF AGRARIAN REFORM

PARO - Quezon I	5,269,000		5,269,000
PARO - Quezon II	6,233,000		6,233,000
PARO - Rizal	5,567,000		5,567,000
Region IVB - MIMAROPA	32,706,000	2,000,000	34,706,000

Regional Office IVB - Proper	8,636,000	2,000,000	10,636,000
PARO - Marinduque	3,729,000		3,729,000
PARO - Mindoro Occidental	5,764,000		5,764,000
PARO - Mindoro Oriental	3,113,000		3,113,000
PARO - Palawan	5,086,000		5,086,000
PARO - Romblon	6,378,000		6,378,000
Region V - Bicol	47,164,000	2,000,000	49,164,000

Regional Office V - Proper	11,485,000	2,000,000	13,485,000
PARO - Albay	6,019,000		6,019,000
PARO - Camarines Norte	5,528,000		5,528,000
PARO - Camarines Sur	9,135,000		9,135,000
PARO - Catanduanes	4,893,000		4,893,000
PARO - Masbate	5,178,000		5,178,000
PARO - Sorsogon	4,926,000		4,926,000
Region VI - Western Visayas	48,765,000	2,000,000	50,765,000

Regional Office VI - Proper	13,798,000	2,000,000	15,798,000
PARO - Aklan	4,362,000		4,362,000
PARO - Antique	4,933,000		4,933,000
PARO - Capiz	5,855,000		5,855,000
PARO - Guimaras	5,412,000		5,412,000
PARO - Iloilo	5,510,000		5,510,000
PARO - Negros Occidental	8,895,000		8,895,000
Region VII - Central Visayas	26,602,000	2,000,000	28,602,000

Regional Office VII - Proper	10,746,000	2,000,000	12,746,000
PARO - Bohol	4,592,000		4,592,000

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PARO - Cebu	6,115,000		6,115,000
PARO - Negros Oriental	4,854,000		4,854,000
PARO - Siquijor	295,000		295,000
Region VIII - Eastern Visayas	38,049,000	2,000,000	40,049,000

Regional Office VIII - Proper	13,878,000	2,000,000	15,878,000
PARO - Biliran	305,000		305,000
PARO - Eastern Samar	3,745,000		3,745,000
PARO - Leyte	5,374,000		5,374,000
PARO - Northern Samar	5,235,000		5,235,000
PARO - Samar	3,355,000		3,355,000
PARO - Southern Leyte	6,157,000		6,157,000
Region IX - Zamboanga Peninsula	29,216,000	2,000,000	31,216,000

Regional Office IX- Proper	11,321,000	2,000,000	13,321,000
PARO - Zamboanga del Norte	5,588,000		5,588,000
PARO - Zamboanga del Sur	6,826,000		6,826,000
PARO - Zamboanga Sibugay	5,481,000		5,481,000
Region X - Northern Mindanao	28,801,000	2,000,000	30,801,000

Regional Office X - Proper	12,407,000	2,000,000	14,407,000
PARO - Bukidnon	4,859,000		4,859,000
PARO - Camiguin	859,000		859,000
PARO - Lanao del Norte	5,561,000		5,561,000
PARO - Misamis Occidental	2,826,000		2,826,000
PARO - Misamis Oriental	2,289,000		2,289,000
Region XI - Davao	17,741,000	2,000,000	19,741,000

Regional Office XI - Proper	9,793,000	2,000,000	11,793,000
PARO - Davao City	3,098,000		3,098,000
PARO - Davao Occidental	4,850,000		4,850,000
Region XII - SOCCSKSARGEN	13,075,000	2,000,000	15,075,000

Regional Office XII - Proper	13,075,000	2,000,000	15,075,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	35
DEPARTMENT OF AGRARIAN REFORM

Region XIII - Caraga	31,455,000	2,000,000	33,455,000

Regional Office XIII - Proper	9,114,000	2,000,000	11,114,000
PARO - Agusan del Norte	6,350,000		6,350,000
PARO - Agusan del Sur	5,565,000		5,565,000
PARO - Surigao del Norte	5,518,000		5,518,000
PARO - Surigao del Sur	4,908,000		4,908,000
Agrarian Reform Information Education	15,309,000	21,293,000	36,602,000

National Capital Region (NCR)	15,309,000	21,293,000	36,602,000

Central Office	15,309,000	21,293,000	36,602,000

Sub-total, Support to Operations	561,377,000	146,863,000	708,240,000

Operations
LAND TENURE SECURITY PROGRAM	2,356,266,000	336,384,000	2,692,650,000

Land Acquisition and Distribution (LAD)	2,305,595,000	187,151,000	2,492,746,000

National Capital Region (NCR)		1,799,000	1,799,000

Central Office		1,799,000	1,799,000
Region I - Ilocos	29,092,000	100,000	29,192,000

Regional Office I - Proper	2,859,000		2,859,000
PARO - Ilocos Norte	5,749,000		5,749,000
PARO - Ilocos Sur	11,482,000	18,000	11,500,000
PARO - La Union	4,934,000		4,934,000
PARO - Pangasinan	4,068,000	82,000	4,150,000
Cordillera Administrative Region (CAR)	45,186,000	1,314,000	46,500,000

CAR - Proper	5,731,000		5,731,000
PARO - Abra	8,216,000		8,216,000
PARO - Apayao	4,487,000	236,000	4,723,000
PARO - Benguet	6,231,000	111,000	6,342,000
PARO - Ifugao	4,946,000	73,000	5,019,000
PARO - Kalinga	9,710,000	261,000	9,971,000
PARO - Mt. Province	5,865,000	633,000	6,498,000

36	OFFICIAL GAZETTE	VOL. 119, NO. 52
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Region II - Cagayan Valley	110,130,000	13,205,000	123,335,000

Regional Office II - Proper	4,689,000		4,689,000
PARO - Batanes	2,324,000		2,324,000
PARO - Cagayan	12,174,000	8,884,000	21,058,000
PARO - Isabela	74,214,000	3,697,000	77,911,000
PARO - Nueva Vizcaya	12,255,000	624,000	12,879,000
PARO - Quirino	4,474,000		4,474,000
Region III - Central Luzon	76,396,000	10,675,000	87,071,000

Regional Office III - Proper	4,970,000		4,970,000
PARO - Aurora	4,084,000	2,593,000	6,677,000
PARO - Bataan	5,675,000	3,834,000	9,509,000
PARO - Bulacan	11,077,000	150,000	11,227,000
PARO - Nueva Ecija	22,009,000	2,160,000	24,169,000
PARO - Pampanga	9,186,000	1,239,000	10,425,000
PARO - Tarlac	11,032,000	699,000	11,731,000
PARO - Zambales	8,363,000		8,363,000
Region IVA - CALABARZON	92,909,000	9,215,000	102,124,000

Regional Office IVA - Proper	2,661,000		2,661,000
PARO - Batangas	19,337,000	279,000	19,616,000
PARO - Cavite	3,931,000	102,000	4,033,000
PARO - Laguna	4,183,000	3,066,000	7,249,000
PARO - Quezon I	10,165,000	320,000	10,485,000
PARO - Quezon II	40,164,000	5,032,000	45,196,000
PARO - Rizal	12,468,000	416,000	12,884,000
Region IVB - MIMAROPA	67,360,000	639,000	67,999,000

Regional Office IVB - Proper	7,919,000		7,919,000
PARO - Marinduque	13,178,000		13,178,000
PARO - Mindoro Occidental	4,817,000	327,000	5,144,000
PARO - Mindoro Oriental	16,640,000	13,000	16,653,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	37
DEPARTMENT OF AGRARIAN REFORM

PARO - Palawan	21,263,000	288,000	21,551,000
PARO - Romblon	3,543,000	11,000	3,554,000
Region V - Bicol	299,528,000	47,628,000	347,156,000

Regional Office V - Proper	6,617,000		6,617,000
PARO - Albay	48,377,000	14,782,000	63,159,000
PARO - Camarines Norte	26,622,000	4,335,000	30,957,000
PARO - Camarines Sur	102,580,000	11,767,000	114,347,000
PARO - Catanduanes	2,657,000	566,000	3,223,000
PARO - Masbate	73,470,000	12,123,000	85,593,000
PARO - Sorsogon	39,205,000	4,055,000	43,260,000
Region VI - Western Visayas	447,674,000	61,846,000	509,520,000

Regional Office VI - Proper	6,618,000		6,618,000
PARO - Aklan	11,549,000		11,549,000
PARO - Antique	19,622,000		19,622,000
PARO - Capiz	39,537,000	11,607,000	51,144,000
PARO - Guimaras	7,968,000	418,000	8,386,000
PARO - Iloilo	48,985,000	11,082,000	60,067,000
PARO - Negros Occidental	313,395,000	38,739,000	352,134,000
Region VII - Central Visayas	108,069,000	6,712,000	114,781,000

Regional Office VII - Proper	7,808,000		7,808,000
PARO - Bohol	23,320,000	1,731,000	25,051,000
PARO - Cebu	22,402,000	750,000	23,152,000
PARO - Negros Oriental	52,006,000	4,231,000	56,237,000
PARO - Siquijor	2,533,000		2,533,000
Region VIII - Eastern Visayas	270,595,000	11,552,000	282,147,000

Regional Office VIII - Proper	7,836,000		7,836,000
PARO - Biliran	2,908,000		2,908,000
PARO - Eastern Samar	21,938,000		21,938,000
PARO - Leyte	138,224,000	7,160,000	145,384,000

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GENERAL APPROPRIATIONS ACT, FY 2024

PARO - Northern Samar	38,446,000	3,740,000	42,186,000
PARO - Samar	46,891,000	598,000	47,489,000
PARO - Southern Leyte	14,352,000	54,000	14,406,000
Region IX - Zamboanga Peninsula	92,717,000	410,000	93,127,000

Regional Office IX- Proper	7,590,000		7,590,000
PARO - Zamboanga del Norte	26,435,000	64,000	26,499,000
PARO - Zamboanga del Sur	21,616,000	322,000	21,938,000
PARO - Zamboanga Sibugay	37,076,000	24,000	37,100,000
Region X - Northern Mindanao	139,527,000	3,385,000	142,912,000

Regional Office X - Proper	8,041,000		8,041,000
PARO - Bukidnon	48,683,000	1,938,000	50,621,000
PARO - Camiguin	4,584,000		4,584,000
PARO - Lanao del Norte	62,199,000	741,000	62,940,000
PARO - Misamis Occidental	5,007,000	345,000	5,352,000
PARO - Misamis Oriental	11,013,000	361,000	11,374,000
Region XI - Davao	116,202,000	9,332,000	125,534,000

Regional Office XI - Proper	6,254,000		6,254,000
PARO - Davao City	11,820,000	1,437,000	13,257,000
PARO - Davao de Oro	24,194,000		24,194,000
PARO - Davao del Sur	15,099,000	331,000	15,430,000
PARO - Davao Occidental	8,641,000		8,641,000
PARO - Davao Oriental	24,736,000	6,539,000	31,275,000
PARO - Davao Province (del Norte)	25,458,000	1,025,000	26,483,000
Region XII - SOCCSKSARGEN	297,245,000	4,925,000	302,170,000

Regional Office XII - Proper	7,755,000		7,755,000
PARO - Cotabato Province (North)	112,609,000	2,096,000	114,705,000
PARO - Sarangani	49,863,000	1,191,000	51,054,000
PARO - South Cotabato	78,769,000	965,000	79,734,000
PARO - Sultan Kudarat	48,249,000	673,000	48,922,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	39
DEPARTMENT OF AGRARIAN REFORM

Region XIII - Caraga	112,965,000	4,414,000	117,379,000

Regional Office XIII - Proper	4,750,000		4,750,000
PARO - Agusan del Norte	17,971,000	520,000	18,491,000
PARO - Agusan del Sur	46,439,000	1,558,000	47,997,000
PARO - Surigao del Norte	10,621,000		10,621,000
PARO - Surigao del Sur	33,184,000	2,336,000	35,520,000
Non-Land Transfer Activities		10,559,000	10,559,000

Region I - Ilocos		669,000	669,000

PARO - Ilocos Norte		112,000	112,000
PARO - Ilocos Sur		223,000	223,000
PARO - La Union		167,000	167,000
PARO - Pangasinan		167,000	167,000
Region II - Cagayan Valley		283,000	283,000

PARO - Batanes		4,000	4,000
PARO - Cagayan		83,000	83,000
PARO - Isabela		139,000	139,000
PARO - Nueva Vizcaya		34,000	34,000
PARO - Quirino		23,000	23,000
Region III - Central Luzon		156,000	156,000

PARO - Bataan		6,000	6,000
PARO - Bulacan		21,000	21,000
PARO - Nueva Ecija		112,000	112,000
PARO - Pampanga		17,000	17,000
Region IVA - CALABARZON		151,000	151,000

PARO - Batangas		23,000	23,000
PARO - Cavite		9,000	9,000
PARO - Laguna		23,000	23,000
PARO - Quezon I		34,000	34,000
PARO - Quezon II		56,000	56,000
PARO - Rizal		6,000	6,000

40	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region IVB - MIMAROPA	40,000	40,000

PARO - Mindoro Occidental	6,000	6,000
PARO - Romblon	34,000	34,000
Region V - Bicol	1,667,000	1,667,000

PARO - Albay	465,000	465,000
PARO - Camarines Norte	228,000	228,000
PARO - Camarines Sur	364,000	364,000
PARO - Catanduanes	220,000	220,000
PARO - Masbate	112,000	112,000
PARO - Sorsogon	278,000	278,000
Region VI - Western Visayas	360,000	360,000

PARO - Aklan	23,000	23,000
PARO - Antique	23,000	23,000
PARO - Capiz	84,000	84,000
PARO - Guimaras	28,000	28,000
PARO - Iloilo	112,000	112,000
PARO - Negros Occidental	90,000	90,000
Region VII - Central Visayas	947,000	947,000

PARO - Bohol	223,000	223,000
PARO - Cebu	556,000	556,000
PARO - Negros Oriental	112,000	112,000
PARO - Siquijor	56,000	56,000
Region VIII - Eastern Visayas	1,842,000	1,842,000

PARO - Biliran	167,000	167,000
PARO - Eastern Samar	527,000	527,000
PARO - Leyte	290,000	290,000
PARO - Northern Samar	334,000	334,000
PARO - Samar	301,000	301,000
PARO - Southern Leyte	223,000	223,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	41
DEPARTMENT OF AGRARIAN REFORM

Region IX - Zamboanga Peninsula	1,446,000	1,446,000

PARO - Zamboanga del Norte	556,000	556,000
PARO - Zamboanga del Sur	556,000	556,000
PARO - Zamboanga Sibugay	334,000	334,000
Region X - Northern Mindanao	1,004,000	1,004,000

PARO - Bukidnon	335,000	335,000
PARO - Lanao del Norte	305,000	305,000
PARO - Misamis Occidental	224,000	224,000
PARO - Misamis Oriental	140,000	140,000
Region XI - Davao	314,000	314,000

PARO - Davao de Oro	56,000	56,000
PARO - Davao del Sur	37,000	37,000
PARO - Davao Occidental	34,000	34,000
PARO - Davao Oriental	112,000	112,000
PARO - Davao Province (del Norte)	75,000	75,000
Region XII - SOCCSKSARGEN	732,000	732,000

PARO - Cotabato Province (North)	672,000	672,000
PARO - Sultan Kudarat	60,000	60,000
Region XIII - Caraga	948,000	948,000

PARO - Agusan del Norte	95,000	95,000
PARO - Agusan del Sur	112,000	112,000
PARO - Surigao del Norte	629,000	629,000
PARO - Surigao del Sur	112,000	112,000
Landowners’ compensation by LBP	6,784,000	6,784,000

National Capital Region (NCR)	6,784,000	6,784,000

Central Office	6,784,000	6,784,000
Post-Land Distribution	59,909,000	59,909,000

Cordillera Administrative Region (CAR)	1,227,000	1,227,000

PARO - Ifugao	99,000	99,000
PARO - Kalinga	1,128,000	1,128,000

42	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region II - Cagayan Valley	7,408,000	7,408,000

PARO - Cagayan	1,833,000	1,833,000
PARO - Isabela	4,958,000	4,958,000
PARO - Nueva Vizcaya	411,000	411,000
PARO - Quirino	206,000	206,000
Region III - Central Luzon	13,173,000	13,173,000

PARO - Aurora	10,000	10,000
PARO - Bataan	296,000	296,000
PARO - Bulacan	261,000	261,000
PARO - Nueva Ecija	7,542,000	7,542,000
PARO - Pampanga	976,000	976,000
PARO - Tarlac	4,081,000	4,081,000
PARO - Zambales	7,000	7,000
Region IVA - CALABARZON	894,000	894,000

PARO - Batangas	20,000	20,000
PARO - Cavite	151,000	151,000
PARO - Laguna	241,000	241,000
PARO - Quezon I	137,000	137,000
PARO - Quezon II	256,000	256,000
PARO - Rizal	89,000	89,000
Region IVB - MIMAROPA	970,000	970,000

PARO - Mindoro Occidental	577,000	577,000
PARO - Mindoro Oriental	51,000	51,000
PARO - Palawan	298,000	298,000
PARO - Romblon	44,000	44,000
Region V - Bicol	2,847,000	2,847,000

PARO - Albay	1,177,000	1,177,000
PARO - Camarines Norte	80,000	80,000
PARO - Camarines Sur	644,000	644,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	43
DEPARTMENT OF AGRARIAN REFORM

PARO - Masbate	396,000	396,000
PARO - Sorsogon	550,000	550,000
Region VI - Western Visayas	8,814,000	8,814,000

PARO - Antique	51,000	51,000
PARO - Capiz	329,000	329,000
PARO - Guimaras	1,514,000	1,514,000
PARO - Iloilo	4,169,000	4,169,000
PARO - Negros Occidental	2,751,000	2,751,000
Region VII - Central Visayas	3,605,000	3,605,000

PARO - Bohol	1,241,000	1,241,000
PARO - Cebu	193,000	193,000
PARO - Negros Oriental	2,171,000	2,171,000
Region VIII - Eastern Visayas	798,000	798,000

PARO - Biliran	5,000	5,000
PARO - Eastern Samar	6,000	6,000
PARO - Leyte	384,000	384,000
PARO - Northern Samar	6,000	6,000
PARO - Samar	373,000	373,000
PARO - Southern Leyte	24,000	24,000
Region IX - Zamboanga Peninsula	2,222,000	2,222,000

PARO - Zamboanga del Norte	1,408,000	1,408,000
PARO - Zamboanga del Sur	338,000	338,000
PARO - Zamboanga Sibugay	476,000	476,000
Region X - Northern Mindanao	4,651,000	4,651,000

PARO - Bukidnon	1,726,000	1,726,000
PARO - Lanao del Norte	2,344,000	2,344,000
PARO - Misamis Occidental	301,000	301,000
PARO - Misamis Oriental	280,000	280,000

44	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region XI - Davao		3,949,000	3,949,000

PARO - Davao City		57,000	57,000
PARO - Davao de Oro		1,293,000	1,293,000
PARO - Davao del Sur		106,000	106,000
PARO - Davao Occidental		9,000	9,000
PARO - Davao Oriental		1,682,000	1,682,000
PARO - Davao Province (del Norte)		802,000	802,000
Region XII - SOCCSKSARGEN		6,699,000	6,699,000

PARO - Cotabato Province (North)		2,678,000	2,678,000
PARO - Sarangani		1,447,000	1,447,000
PARO - South Cotabato		1,875,000	1,875,000
PARO - Sultan Kudarat		699,000	699,000
Region XIII - Caraga		2,652,000	2,652,000

PARO - Agusan del Norte		591,000	591,000
PARO - Agusan del Sur		1,599,000	1,599,000
PARO - Surigao del Norte		204,000	204,000
PARO - Surigao del Sur		258,000	258,000
Supervision and Management and Processes Relative to Land Tenure Security Program	50,671,000	71,981,000	122,652,000

National Capital Region (NCR)	35,381,000	38,118,000	73,499,000

Central Office	35,381,000	38,118,000	73,499,000
Region I - Ilocos		108,000	108,000

Regional Office I - Proper		108,000	108,000
Cordillera Administrative Region (CAR)		356,000	356,000

CAR - Proper		356,000	356,000
Region II - Cagayan Valley	14,204,000	2,926,000	17,130,000

Regional Office II - Proper	2,029,000	2,926,000	4,955,000
PARO - Quirino	12,175,000		12,175,000
Region III - Central Luzon		2,749,000	2,749,000

Regional Office III - Proper		2,749,000	2,749,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	45
DEPARTMENT OF AGRARIAN REFORM

Region IVA - CALABARZON		1,155,000	1,155,000

Regional Office IVA - Proper		1,155,000	1,155,000
Region IVB - MIMAROPA		231,000	231,000

Regional Office IVB - Proper		231,000	231,000
Region V - Bicol	711,000	6,882,000	7,593,000

Regional Office V - Proper		6,882,000	6,882,000
PARO - Camarines Sur	711,000		711,000
Region VI - Western Visayas		9,943,000	9,943,000

Regional Office VI - Proper		9,943,000	9,943,000
Region VII - Central Visayas		1,531,000	1,531,000

Regional Office VII - Proper		1,531,000	1,531,000
Region VIII - Eastern Visayas	375,000	1,987,000	2,362,000

Regional Office VIII - Proper		1,987,000	1,987,000
PARO - Leyte	375,000		375,000
Region IX - Zamboanga Peninsula		571,000	571,000

Regional Office IX - Proper		571,000	571,000
Region X - Northern Mindanao		1,238,000	1,238,000

Regional Office X - Proper		1,238,000	1,238,000
Region XI - Davao		1,334,000	1,334,000

Regional Office XI - Proper		1,334,000	1,334,000
Region XII - SOCCSKSARGEN		1,730,000	1,730,000

Regional Office XII - Proper		1,730,000	1,730,000
Region XIII - Caraga		1,122,000	1,122,000

Regional Office XIII - Proper		1,122,000	1,122,000
AGRARIAN JUSTICE DELIVERY PROGRAM	490,682,000	401,976,000	892,658,000

Supervision and management for effective delivery of legal services and adjudication of agrarian reform cases	32,688,000	42,829,000	75,517,000

National Capital Region (NCR)	27,617,000	21,921,000	49,538,000

Central Office	27,617,000	21,921,000	49,538,000

46	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region I - Ilocos		1,100,000	1,100,000

Regional Office I - Proper		1,100,000	1,100,000
Cordillera Administrative Region (CAR)		1,050,000	1,050,000

CAR - Proper		1,050,000	1,050,000
Region II - Cagayan Valley	5,071,000	1,127,000	6,198,000

Regional Office II - Proper	2,966,000	1,127,000	4,093,000
PARO - Quirino	2,105,000		2,105,000
Region III - Central Luzon		2,103,000	2,103,000

Regional Office III - Proper		2,103,000	2,103,000
Region IVA - CALABARZON		3,374,000	3,374,000

Regional Office IVA - Proper		3,374,000	3,374,000
Region IVB - MIMAROPA		1,645,000	1,645,000

Regional Office IVB - Proper		1,645,000	1,645,000
Region V - Bicol		1,331,000	1,331,000

Regional Office V - Proper		1,331,000	1,331,000
Region VI - Western Visayas		1,917,000	1,917,000

Regional Office VI - Proper		1,917,000	1,917,000
Region VII - Central Visayas		659,000	659,000

Regional Office VII - Proper		659,000	659,000
Region VIII - Eastern Visayas		1,297,000	1,297,000

Regional Office VIII - Proper		1,297,000	1,297,000
Region IX - Zamboanga Peninsula		1,250,000	1,250,000

Regional Office IX - Proper		1,250,000	1,250,000
Region X - Northern Mindanao		1,095,000	1,095,000

Regional Office X - Proper		1,095,000	1,095,000
Region XI - Davao		940,000	940,000

Regional Office XI - Proper		940,000	940,000
Region XII - SOCCSKSARGEN		1,021,000	1,021,000

Regional Office XII - Proper		1,021,000	1,021,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	47
DEPARTMENT OF AGRARIAN REFORM

Region XIII - Caraga		999,000	999,000

Regional Office XIII - Proper		999,000	999,000
Adjudication of Agrarian Reform Cases	92,328,000	133,569,000	225,897,000

National Capital Region (NCR)		18,668,000	18,668,000

Central Office		18,668,000	18,668,000
Region I - Ilocos	3,969,000	5,368,000	9,337,000

Regional Office I - Proper	1,300,000	658,000	1,958,000
PARO - Ilocos Norte	576,000	758,000	1,334,000
PARO - Ilocos Sur	566,000	562,000	1,128,000
PARO - La Union	576,000	893,000	1,469,000
PARO - Pangasinan	951,000	2,497,000	3,448,000
Cordillera Administrative Region (CAR)	6,288,000	5,884,000	12,172,000

CAR - Proper	1,300,000	323,000	1,623,000
PARO - Abra	576,000	947,000	1,523,000
PARO - Apayao	955,000	947,000	1,902,000
PARO - Benguet	951,000	947,000	1,898,000
PARO - Ifugao	940,000	916,000	1,856,000
PARO - Kalinga	966,000	1,008,000	1,974,000
PARO - Mt. Province	600,000	796,000	1,396,000
Region II - Cagayan Valley	3,175,000	4,590,000	7,765,000

Regional Office II - Proper		131,000	131,000
PARO - Batanes		25,000	25,000
PARO - Cagayan	1,200,000	1,483,000	2,683,000
PARO - Isabela	1,404,000	1,756,000	3,160,000
PARO - Nueva Vizcaya	571,000	655,000	1,226,000
PARO - Quirino		540,000	540,000
Region III - Central Luzon	8,306,000	9,599,000	17,905,000

Regional Office III - Proper	1,291,000	749,000	2,040,000
PARO - Aurora	946,000	568,000	1,514,000

48	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

PARO - Bataan	953,000	1,543,000	2,496,000
PARO - Bulacan	1,324,000	2,101,000	3,425,000
PARO - Nueva Ecija	940,000	1,808,000	2,748,000
PARO - Pampanga	1,421,000	891,000	2,312,000
PARO - Tarlac	1,431,000	911,000	2,342,000
PARO - Zambales		1,028,000	1,028,000
Region IVA - CALABARZON	7,505,000	3,792,000	11,297,000

Regional Office IVA - Proper	1,322,000	127,000	1,449,000
PARO - Batangas	1,432,000	532,000	1,964,000
PARO - Cavite	955,000	350,000	1,305,000
PARO - Laguna	955,000	383,000	1,338,000
PARO - Quezon I	946,000	463,000	1,409,000
PARO - Quezon II	953,000	1,220,000	2,173,000
PARO - Rizal	942,000	717,000	1,659,000
Region IVB - MIMAROPA	5,334,000	4,478,000	9,812,000

Regional Office IVB - Proper	1,321,000	218,000	1,539,000
PARO - Marinduque	571,000	312,000	883,000
PARO - Mindoro Occidental	951,000	1,147,000	2,098,000
PARO - Mindoro Oriental	955,000	953,000	1,908,000
PARO - Palawan	566,000	1,364,000	1,930,000
PARO - Romblon	970,000	484,000	1,454,000
Region V - Bicol	6,129,000	5,499,000	11,628,000

Regional Office V - Proper	2,523,000	352,000	2,875,000
PARO - Albay	576,000	788,000	1,364,000
PARO - Camarines Norte	566,000	560,000	1,126,000
PARO - Camarines Sur		1,515,000	1,515,000
PARO - Catanduanes	576,000	248,000	824,000
PARO - Masbate	946,000	995,000	1,941,000
PARO - Sorsogon	942,000	1,041,000	1,983,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	49
DEPARTMENT OF AGRARIAN REFORM

Region VI - Western Visayas	11,713,000	14,749,000	26,462,000

Regional Office VI - Proper	2,049,000	1,689,000	3,738,000
PARO - Aklan	968,000	1,001,000	1,969,000
PARO - Antique	1,412,000	1,564,000	2,976,000
PARO - Capiz	1,770,000	1,833,000	3,603,000
PARO - Guimaras		682,000	682,000
PARO - Iloilo	1,412,000	1,512,000	2,924,000
PARO - Negros Occidental	4,102,000	6,468,000	10,570,000
Region VII - Central Visayas	5,723,000	13,275,000	18,998,000

Regional Office VII - Proper	1,592,000	1,648,000	3,240,000
PARO - Bohol	1,383,000	5,582,000	6,965,000
PARO - Cebu	1,334,000	2,354,000	3,688,000
PARO - Negros Oriental	1,414,000	3,506,000	4,920,000
PARO - Siquijor		185,000	185,000
Region VIII - Eastern Visayas	6,989,000	18,813,000	25,802,000

Regional Office VIII - Proper	1,661,000	1,472,000	3,133,000
PARO - Biliran		1,662,000	1,662,000
PARO - Eastern Samar	1,030,000	2,612,000	3,642,000
PARO - Leyte	1,304,000	5,284,000	6,588,000
PARO - Northern Samar	1,201,000	2,251,000	3,452,000
PARO - Samar	373,000	2,781,000	3,154,000
PARO - Southern Leyte	1,420,000	2,751,000	4,171,000
Region IX - Zamboanga Peninsula	5,540,000	3,535,000	9,075,000

Regional Office IX- Proper	1,767,000	392,000	2,159,000
PARO - Zamboanga del Norte	942,000	1,059,000	2,001,000
PARO - Zamboanga del Sur	1,405,000	1,113,000	2,518,000
PARO - Zamboanga Sibugay	1,426,000	971,000	2,397,000
Region X - Northern Mindanao	5,608,000	8,915,000	14,523,000

Regional Office X - Proper	2,244,000	1,236,000	3,480,000

50	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

PARO - Bukidnon	1,313,000	3,512,000	4,825,000
PARO - Camiguin		240,000	240,000
PARO - Lanao del Norte	373,000	1,158,000	1,531,000
PARO - Misamis Occidental	373,000	1,210,000	1,583,000
PARO - Misamis Oriental	1,305,000	1,559,000	2,864,000
Region XI - Davao	5,000,000	3,939,000	8,939,000

Regional Office XI - Proper	462,000	181,000	643,000
PARO - Davao City	944,000	646,000	1,590,000
PARO - Davao de Oro	946,000	1,273,000	2,219,000
PARO - Davao del Sur	468,000	404,000	872,000
PARO - Davao Occidental	566,000	85,000	651,000
PARO - Davao Oriental	571,000	486,000	1,057,000
PARO - Davao Province (del Norte)	1,043,000	864,000	1,907,000
Region XII - SOCCSKSARGEN	3,915,000	4,261,000	8,176,000

Regional Office XII - Proper	2,217,000	146,000	2,363,000
PARO - Cotabato Province (North)		2,138,000	2,138,000
PARO - Sarangani	566,000	486,000	1,052,000
PARO - South Cotabato	566,000	796,000	1,362,000
PARO - Sultan Kudarat	566,000	695,000	1,261,000
Region XIII - Caraga	7,134,000	8,204,000	15,338,000

Regional Office XIII - Proper	1,310,000	680,000	1,990,000
PARO - Agusan del Norte	838,000	1,756,000	2,594,000
PARO - Agusan del Sur	1,786,000	3,285,000	5,071,000
PARO - Surigao del Norte	1,433,000	1,623,000	3,056,000
PARO - Surigao del Sur	1,767,000	860,000	2,627,000
Resolution of Agrarian Law Implementation Cases		73,427,000	73,427,000

National Capital Region (NCR)		11,640,000	11,640,000

Central Office		11,640,000	11,640,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	51
DEPARTMENT OF AGRARIAN REFORM

Region I - Ilocos	1,915,000	1,915,000

Regional Office I - Proper	842,000	842,000
PARO - Ilocos Norte	150,000	150,000
PARO - Ilocos Sur	374,000	374,000
PARO - La Union	284,000	284,000
PARO - Pangasinan	265,000	265,000
Cordillera Administrative Region (CAR)	3,461,000	3,461,000

CAR - Proper	1,515,000	1,515,000
PARO - Abra	314,000	314,000
PARO - Apayao	300,000	300,000
PARO - Benguet	564,000	564,000
PARO - Ifugao	192,000	192,000
PARO - Kalinga	336,000	336,000
PARO - Mt. Province	240,000	240,000
Region II - Cagayan Valley	3,442,000	3,442,000

Regional Office II - Proper	1,337,000	1,337,000
PARO - Batanes	12,000	12,000
PARO - Cagayan	511,000	511,000
PARO - Isabela	902,000	902,000
PARO - Nueva Vizcaya	410,000	410,000
PARO - Quirino	270,000	270,000
Region III - Central Luzon	5,765,000	5,765,000

Regional Office III - Proper	2,494,000	2,494,000
PARO - Aurora	174,000	174,000
PARO - Bataan	257,000	257,000
PARO - Bulacan	626,000	626,000
PARO - Nueva Ecija	370,000	370,000
PARO - Pampanga	595,000	595,000
PARO - Tarlac	848,000	848,000
PARO - Zambales	401,000	401,000

52	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region IVA - CALABARZON	5,762,000	5,762,000

Regional Office IVA - Proper	3,595,000	3,595,000
PARO - Batangas	426,000	426,000
PARO - Cavite	79,000	79,000
PARO - Laguna	441,000	441,000
PARO - Quezon I	328,000	328,000
PARO - Quezon II	367,000	367,000
PARO - Rizal	526,000	526,000
Region IVB - MIMAROPA	1,360,000	1,360,000

Regional Office IVB - Proper	684,000	684,000
PARO - Marinduque	64,000	64,000
PARO - Mindoro Occidental	144,000	144,000
PARO - Mindoro Oriental	120,000	120,000
PARO - Palawan	300,000	300,000
PARO - Romblon	48,000	48,000
Region V - Bicol	3,733,000	3,733,000

Regional Office V - Proper	1,619,000	1,619,000
PARO - Albay	349,000	349,000
PARO - Camarines Norte	154,000	154,000
PARO - Camarines Sur	1,128,000	1,128,000
PARO - Catanduanes	53,000	53,000
PARO - Masbate	199,000	199,000
PARO - Sorsogon	231,000	231,000
Region VI - Western Visayas	6,506,000	6,506,000

Regional Office VI - Proper	2,548,000	2,548,000
PARO - Aklan	375,000	375,000
PARO - Antique	140,000	140,000
PARO - Capiz	667,000	667,000
PARO - Guimaras	271,000	271,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	53
DEPARTMENT OF AGRARIAN REFORM

PARO - Iloilo	498,000	498,000
PARO - Negros Occidental	2,007,000	2,007,000
Region VII - Central Visayas	5,373,000	5,373,000

Regional Office VII - Proper	2,607,000	2,607,000
PARO - Bohol	426,000	426,000
PARO - Cebu	792,000	792,000
PARO - Negros Oriental	1,500,000	1,500,000
PARO - Siquijor	48,000	48,000
Region VIII - Eastern Visayas	4,018,000	4,018,000

Regional Office VIII - Proper	2,020,000	2,020,000
PARO - Biliran	154,000	154,000
PARO - Eastern Samar	254,000	254,000
PARO - Leyte	987,000	987,000
PARO - Northern Samar	156,000	156,000
PARO - Samar	267,000	267,000
PARO - Southern Leyte	180,000	180,000
Region IX - Zamboanga Peninsula	3,678,000	3,678,000

Regional Office IX- Proper	1,736,000	1,736,000
PARO - Zamboanga del Norte	647,000	647,000
PARO - Zamboanga del Sur	675,000	675,000
PARO - Zamboanga Sibugay	620,000	620,000
Region X - Northern Mindanao	4,220,000	4,220,000

Regional Office X - Proper	1,914,000	1,914,000
PARO - Bukidnon	786,000	786,000
PARO - Camiguin	59,000	59,000
PARO - Lanao del Norte	376,000	376,000
PARO - Misamis Occidental	347,000	347,000
PARO - Misamis Oriental	738,000	738,000

54	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region XI - Davao		1,944,000	1,944,000

Regional Office XI - Proper		1,213,000	1,213,000
PARO - Davao City		198,000	198,000
PARO - Davao de Oro		108,000	108,000
PARO - Davao del Sur		87,000	87,000
PARO - Davao Occidental		67,000	67,000
PARO - Davao Oriental		74,000	74,000
PARO - Davao Province (del Norte)		197,000	197,000
Region XII - SOCCSKSARGEN		6,343,000	6,343,000

Regional Office XII - Proper		2,429,000	2,429,000
PARO - Cotabato Province (North)		1,433,000	1,433,000
PARO - Sarangani		680,000	680,000
PARO - South Cotabato		765,000	765,000
PARO - Sultan Kudarat		1,036,000	1,036,000
Region XIII - Caraga		4,267,000	4,267,000

Regional Office XIII - Proper		1,601,000	1,601,000
PARO - Agusan del Norte		272,000	272,000
PARO - Agusan del Sur		743,000	743,000
PARO - Surigao del Norte		1,172,000	1,172,000
PARO - Surigao del Sur		479,000	479,000
Provision of Agrarian Legal Assistance	365,666,000	152,151,000	517,817,000

National Capital Region (NCR)	23,905,000	7,550,000	31,455,000

Central Office	23,905,000	7,550,000	31,455,000
Region I - Ilocos	20,559,000	6,326,000	26,885,000

Regional Office I - Proper	3,429,000	261,000	3,690,000
PARO - Ilocos Norte	4,204,000	1,205,000	5,409,000
PARO - Ilocos Sur	5,056,000	776,000	5,832,000
PARO - La Union	4,419,000	1,250,000	5,669,000
PARO - Pangasinan	3,451,000	2,834,000	6,285,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	55
DEPARTMENT OF AGRARIAN REFORM

Cordillera Administrative Region (CAR)	22,445,000	10,073,000	32,518,000

CAR - Proper	3,587,000	200,000	3,787,000
PARO - Abra	2,232,000	1,527,000	3,759,000
PARO - Apayao	3,845,000	1,230,000	5,075,000
PARO - Benguet	2,987,000	3,013,000	6,000,000
PARO - Ifugao	2,729,000	1,313,000	4,042,000
PARO - Kalinga	2,973,000	1,454,000	4,427,000
PARO - Mt. Province	4,092,000	1,336,000	5,428,000
Region II - Cagayan Valley	17,729,000	9,081,000	26,810,000

Regional Office II - Proper	3,329,000	826,000	4,155,000
PARO - Batanes	571,000	115,000	686,000
PARO - Cagayan	3,799,000	1,851,000	5,650,000
PARO - Isabela	3,383,000	3,300,000	6,683,000
PARO - Nueva Vizcaya	4,272,000	1,953,000	6,225,000
PARO - Quirino	2,375,000	1,036,000	3,411,000
Region III - Central Luzon	25,285,000	13,130,000	38,415,000

Regional Office III - Proper	4,758,000	821,000	5,579,000
PARO - Aurora	3,848,000	562,000	4,410,000
PARO - Bataan	2,226,000	955,000	3,181,000
PARO - Bulacan	4,529,000	2,955,000	7,484,000
PARO - Nueva Ecija	4,570,000	2,220,000	6,790,000
PARO - Pampanga	1,667,000	2,186,000	3,853,000
PARO - Tarlac	3,111,000	2,322,000	5,433,000
PARO - Zambales	576,000	1,109,000	1,685,000
Region IVA - CALABARZON	29,932,000	13,432,000	43,364,000

Regional Office IVA - Proper	4,798,000	250,000	5,048,000
PARO - Batangas	4,450,000	4,188,000	8,638,000
PARO - Cavite	4,770,000	1,641,000	6,411,000
PARO - Laguna	4,412,000	3,074,000	7,486,000

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GENERAL APPROPRIATIONS ACT, FY 2024

PARO - Quezon I	4,417,000	1,575,000	5,992,000
PARO - Quezon II	2,224,000	944,000	3,168,000
PARO - Rizal	4,861,000	1,760,000	6,621,000
Region IVB - MIMAROPA	14,220,000	8,104,000	22,324,000

Regional Office IVB - Proper	2,985,000	1,084,000	4,069,000
PARO - Marinduque	1,640,000	390,000	2,030,000
PARO - Mindoro Occidental	1,276,000	1,439,000	2,715,000
PARO - Mindoro Oriental	2,766,000	3,343,000	6,109,000
PARO - Palawan	1,661,000	1,125,000	2,786,000
PARO - Romblon	3,892,000	723,000	4,615,000
Region V - Bicol	37,046,000	11,504,000	48,550,000

Regional Office V - Proper	5,641,000	247,000	5,888,000
PARO - Albay	5,153,000	1,774,000	6,927,000
PARO - Camarines Norte	3,685,000	1,182,000	4,867,000
PARO - Camarines Sur	10,190,000	3,851,000	14,041,000
PARO - Catanduanes	3,359,000	1,011,000	4,370,000
PARO - Masbate	4,626,000	1,249,000	5,875,000
PARO - Sorsogon	4,392,000	2,190,000	6,582,000
Region VI - Western Visayas	33,165,000	11,598,000	44,763,000

Regional Office VI - Proper	6,001,000	934,000	6,935,000
PARO - Aklan	3,566,000	1,418,000	4,984,000
PARO - Antique	3,815,000	1,039,000	4,854,000
PARO - Capiz	2,203,000	2,417,000	4,620,000
PARO - Guimaras	4,397,000	988,000	5,385,000
PARO - Iloilo	4,985,000	1,745,000	6,730,000
PARO - Negros Occidental	8,198,000	3,057,000	11,255,000
Region VII - Central Visayas	16,277,000	14,244,000	30,521,000

Regional Office VII - Proper	4,338,000	478,000	4,816,000
PARO - Bohol	3,840,000	4,476,000	8,316,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	57
DEPARTMENT OF AGRARIAN REFORM

PARO - Cebu	5,460,000	4,301,000	9,761,000
PARO - Negros Oriental	1,710,000	4,629,000	6,339,000
PARO - Siquijor	929,000	360,000	1,289,000
Region VIII - Eastern Visayas	25,444,000	12,136,000	37,580,000

Regional Office VIII - Proper	4,246,000	882,000	5,128,000
PARO - Biliran		816,000	816,000
PARO - Eastern Samar	3,373,000	1,675,000	5,048,000
PARO - Leyte	4,218,000	3,967,000	8,185,000
PARO - Northern Samar	4,101,000	1,616,000	5,717,000
PARO - Samar	4,475,000	1,851,000	6,326,000
PARO - Southern Leyte	5,031,000	1,329,000	6,360,000
Region IX - Zamboanga Peninsula	16,506,000	7,534,000	24,040,000

Regional Office IX- Proper	4,865,000	866,000	5,731,000
PARO - Zamboanga del Norte	3,730,000	2,880,000	6,610,000
PARO - Zamboanga del Sur	4,655,000	2,294,000	6,949,000
PARO - Zamboanga Sibugay	3,256,000	1,494,000	4,750,000
Region X - Northern Mindanao	20,933,000	9,368,000	30,301,000

Regional Office X - Proper	5,464,000	638,000	6,102,000
PARO - Bukidnon	3,914,000	3,637,000	7,551,000
PARO - Camiguin	566,000	346,000	912,000
PARO - Lanao del Norte	3,683,000	1,155,000	4,838,000
PARO - Misamis Occidental	3,263,000	1,515,000	4,778,000
PARO - Misamis Oriental	4,043,000	2,077,000	6,120,000
Region XI - Davao	22,966,000	5,447,000	28,413,000

Regional Office XI - Proper	3,890,000	372,000	4,262,000
PARO - Davao City	2,655,000	1,050,000	3,705,000
PARO - Davao de Oro	3,531,000	1,079,000	4,610,000
PARO - Davao del Sur	4,631,000	707,000	5,338,000
PARO - Davao Occidental	711,000	614,000	1,325,000

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GENERAL APPROPRIATIONS ACT, FY 2024

PARO - Davao Oriental	3,690,000	661,000	4,351,000
PARO - Davao Province (del Norte)	3,858,000	964,000	4,822,000
Region XII - SOCCSKSARGEN	20,222,000	6,986,000	27,208,000

Regional Office XII - Proper	5,339,000	627,000	5,966,000
PARO - Cotabato Province (North)	3,263,000	2,173,000	5,436,000
PARO - Sarangani	3,250,000	1,394,000	4,644,000
PARO - South Cotabato	4,400,000	1,305,000	5,705,000
PARO - Sultan Kudarat	3,970,000	1,487,000	5,457,000
Region XIII - Caraga	19,032,000	5,638,000	24,670,000

Regional Office XIII - Proper	2,887,000	140,000	3,027,000
PARO - Agusan del Norte	5,002,000	933,000	5,935,000
PARO - Agusan del Sur	4,386,000	2,045,000	6,431,000
PARO - Surigao del Norte	2,308,000	1,406,000	3,714,000
PARO - Surigao del Sur	4,449,000	1,114,000	5,563,000
AR BENEFICIARIES DEVELOPMENT AND SUSTAINABILITY PROGRAM	795,999,000	881,968,000	1,677,967,000

Supervision and management for effective delivery of support services	45,386,000	102,419,000	147,805,000

National Capital Region (NCR)	28,376,000	31,371,000	59,747,000

Central Office	28,376,000	31,371,000	59,747,000
Region I - Ilocos		4,333,000	4,333,000

Regional Office I - Proper		685,000	685,000
PARO - Ilocos Norte		807,000	807,000
PARO - Ilocos Sur		825,000	825,000
PARO - La Union		685,000	685,000
PARO - Pangasinan		1,331,000	1,331,000
Cordillera Administrative Region (CAR)		2,600,000	2,600,000

CAR - Proper		582,000	582,000
PARO - Abra		418,000	418,000
PARO - Apayao		236,000	236,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	59
DEPARTMENT OF AGRARIAN REFORM

PARO - Benguet		373,000	373,000
PARO - Ifugao		323,000	323,000
PARO - Kalinga		341,000	341,000
PARO - Mt. Province		327,000	327,000
Region II - Cagayan Valley	1,081,000	4,375,000	5,456,000

Regional Office II - Proper	1,081,000	872,000	1,953,000
PARO - Batanes		140,000	140,000
PARO - Cagayan		714,000	714,000
PARO - Isabela		1,540,000	1,540,000
PARO - Nueva Vizcaya		693,000	693,000
PARO - Quirino		416,000	416,000
Region III - Central Luzon	4,249,000	6,984,000	11,233,000

Regional Office III - Proper	4,249,000	1,455,000	5,704,000
PARO - Aurora		452,000	452,000
PARO - Bataan		381,000	381,000
PARO - Bulacan		1,086,000	1,086,000
PARO - Nueva Ecija		1,360,000	1,360,000
PARO - Pampanga		1,138,000	1,138,000
PARO - Tarlac		680,000	680,000
PARO - Zambales		432,000	432,000
Region IVA - CALABARZON		3,598,000	3,598,000

Regional Office IVA - Proper		727,000	727,000
PARO - Batangas		549,000	549,000
PARO - Cavite		287,000	287,000
PARO - Laguna		431,000	431,000
PARO - Quezon I		526,000	526,000
PARO - Quezon II		829,000	829,000
PARO - Rizal		249,000	249,000

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GENERAL APPROPRIATIONS ACT, FY 2024

Region IVB - MIMAROPA		3,318,000	3,318,000

Regional Office IVB - Proper		728,000	728,000
PARO - Marinduque		479,000	479,000
PARO - Mindoro Occidental		521,000	521,000
PARO - Mindoro Oriental		531,000	531,000
PARO - Palawan		693,000	693,000
PARO - Romblon		366,000	366,000
Region V - Bicol	1,321,000	5,494,000	6,815,000

Regional Office V - Proper		1,164,000	1,164,000
PARO - Albay		733,000	733,000
PARO - Camarines Norte		560,000	560,000
PARO - Camarines Sur	610,000	1,390,000	2,000,000
PARO - Catanduanes		342,000	342,000
PARO - Masbate		561,000	561,000
PARO - Sorsogon	711,000	744,000	1,455,000
Region VI - Western Visayas	530,000	5,963,000	6,493,000

Regional Office VI - Proper		1,309,000	1,309,000
PARO - Aklan		351,000	351,000
PARO - Antique		383,000	383,000
PARO - Capiz		371,000	371,000
PARO - Guimaras		224,000	224,000
PARO - Iloilo		563,000	563,000
PARO - Negros Occidental	530,000	2,762,000	3,292,000
Region VII - Central Visayas		4,272,000	4,272,000

Regional Office VII - Proper		874,000	874,000
PARO - Bohol		1,009,000	1,009,000
PARO - Cebu		786,000	786,000
PARO - Negros Oriental		1,265,000	1,265,000
PARO - Siquijor		338,000	338,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	61
DEPARTMENT OF AGRARIAN REFORM

Region VIII - Eastern Visayas		5,479,000	5,479,000

Regional Office VIII - Proper		1,167,000	1,167,000
PARO - Biliran		418,000	418,000
PARO - Eastern Samar		661,000	661,000
PARO - Leyte		1,613,000	1,613,000
PARO - Northern Samar		464,000	464,000
PARO - Samar		521,000	521,000
PARO - Southern Leyte		635,000	635,000
Region IX - Zamboanga Peninsula	4,398,000	4,760,000	9,158,000

Regional Office IX- Proper	4,398,000	872,000	5,270,000
PARO - Zamboanga del Norte		1,327,000	1,327,000
PARO - Zamboanga del Sur		1,405,000	1,405,000
PARO - Zamboanga Sibugay		1,156,000	1,156,000
Region X - Northern Mindanao		5,175,000	5,175,000

Regional Office X - Proper		1,018,000	1,018,000
PARO - Bukidnon		1,358,000	1,358,000
PARO - Camiguin		206,000	206,000
PARO - Lanao del Norte		855,000	855,000
PARO - Misamis Occidental		859,000	859,000
PARO - Misamis Oriental		879,000	879,000
Region XI - Davao	5,431,000	4,324,000	9,755,000

Regional Office XI - Proper	5,431,000	872,000	6,303,000
PARO - Davao City		296,000	296,000
PARO - Davao de Oro		535,000	535,000
PARO - Davao del Sur		898,000	898,000
PARO - Davao Occidental		346,000	346,000
PARO - Davao Oriental		525,000	525,000
PARO - Davao Province (del Norte)		852,000	852,000

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Region XII - SOCCSKSARGEN		5,837,000	5,837,000

Regional Office XII - Proper		1,164,000	1,164,000
PARO - Cotabato Province (North)		1,833,000	1,833,000
PARO - Sarangani		581,000	581,000
PARO - South Cotabato		866,000	866,000
PARO - Sultan Kudarat		1,393,000	1,393,000
Region XIII - Caraga		4,536,000	4,536,000

Regional Office XIII - Proper		872,000	872,000
PARO - Agusan del Norte		1,162,000	1,162,000
PARO - Agusan del Sur		696,000	696,000
PARO - Surigao del Norte		770,000	770,000
PARO - Surigao del Sur		1,036,000	1,036,000
Social Infrastructure Building	750,613,000	120,272,000	870,885,000

National Capital Region (NCR)	77,130,000	2,699,000	79,829,000

Central Office	77,130,000	2,699,000	79,829,000
Region I - Ilocos	38,690,000	6,428,000	45,118,000

Regional Office I - Proper	6,857,000		6,857,000
PARO - Ilocos Norte	9,464,000	1,884,000	11,348,000
PARO - Ilocos Sur	6,091,000	1,397,000	7,488,000
PARO - La Union	7,601,000	1,345,000	8,946,000
PARO - Pangasinan	8,677,000	1,802,000	10,479,000
Cordillera Administrative Region (CAR)	39,591,000	3,471,000	43,062,000

CAR - Proper	4,994,000		4,994,000
PARO - Abra	6,524,000	551,000	7,075,000
PARO - Apayao	3,539,000	559,000	4,098,000
PARO - Benguet	7,068,000	270,000	7,338,000
PARO - Ifugao	7,375,000	269,000	7,644,000
PARO - Kalinga	6,104,000	833,000	6,937,000
PARO - Mt. Province	3,987,000	989,000	4,976,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	63
DEPARTMENT OF AGRARIAN REFORM

Region II - Cagayan Valley	29,568,000	6,148,000	35,716,000

Regional Office II - Proper	4,875,000		4,875,000
PARO - Batanes	1,171,000	226,000	1,397,000
PARO - Cagayan	11,189,000	1,399,000	12,588,000
PARO - Isabela	7,468,000	2,232,000	9,700,000
PARO - Nueva Vizcaya	2,855,000	1,346,000	4,201,000
PARO - Quirino	2,010,000	945,000	2,955,000
Region III - Central Luzon	55,817,000	12,500,000	68,317,000

Regional Office III - Proper	566,000		566,000
PARO - Aurora	6,439,000	870,000	7,309,000
PARO - Bataan	7,472,000	1,313,000	8,785,000
PARO - Bulacan	7,896,000	1,910,000	9,806,000
PARO - Nueva Ecija	12,996,000	3,043,000	16,039,000
PARO - Pampanga	8,695,000	1,856,000	10,551,000
PARO - Tarlac	10,193,000	2,077,000	12,270,000
PARO - Zambales	1,560,000	1,431,000	2,991,000
Region IVA - CALABARZON	48,636,000	5,269,000	53,905,000

Regional Office IVA - Proper	6,170,000		6,170,000
PARO - Batangas	8,076,000	1,219,000	9,295,000
PARO - Cavite	7,174,000	694,000	7,868,000
PARO - Laguna	7,121,000	935,000	8,056,000
PARO - Quezon I	8,243,000	864,000	9,107,000
PARO - Quezon II	6,801,000	1,062,000	7,863,000
PARO - Rizal	5,051,000	495,000	5,546,000
Region IVB - MIMAROPA	35,803,000	3,119,000	38,922,000

PARO - Marinduque	7,470,000	664,000	8,134,000
PARO - Mindoro Occidental	6,622,000	888,000	7,510,000
PARO - Mindoro Oriental	7,868,000	545,000	8,413,000
PARO - Palawan	8,347,000	525,000	8,872,000
PARO - Romblon	5,496,000	497,000	5,993,000

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Region V - Bicol	67,334,000	7,871,000	75,205,000

Regional Office V - Proper	5,935,000		5,935,000
PARO - Albay	9,532,000	1,152,000	10,684,000
PARO - Camarines Norte	7,150,000	939,000	8,089,000
PARO - Camarines Sur	23,322,000	2,478,000	25,800,000
PARO - Catanduanes	6,194,000	1,044,000	7,238,000
PARO - Masbate	9,049,000	1,102,000	10,151,000
PARO - Sorsogon	6,152,000	1,156,000	7,308,000
Region VI - Western Visayas	62,753,000	10,529,000	73,282,000

Regional Office VI - Proper	4,853,000		4,853,000
PARO - Aklan	6,485,000	542,000	7,027,000
PARO - Antique	7,616,000	724,000	8,340,000
PARO - Capiz	6,008,000	685,000	6,693,000
PARO - Guimaras	6,641,000	795,000	7,436,000
PARO - Iloilo	11,533,000	601,000	12,134,000
PARO - Negros Occidental	19,617,000	7,182,000	26,799,000
Region VII - Central Visayas	29,586,000	9,478,000	39,064,000

Regional Office VII - Proper	4,863,000		4,863,000
PARO - Bohol	7,480,000	2,349,000	9,829,000
PARO - Cebu	7,933,000	2,569,000	10,502,000
PARO - Negros Oriental	8,157,000	3,987,000	12,144,000
PARO - Siquijor	1,153,000	573,000	1,726,000
Region VIII - Eastern Visayas	60,570,000	10,061,000	70,631,000

Regional Office VIII - Proper	4,077,000		4,077,000
PARO - Biliran	1,442,000	683,000	2,125,000
PARO - Eastern Samar	7,790,000	1,554,000	9,344,000
PARO - Leyte	14,365,000	3,101,000	17,466,000
PARO - Northern Samar	9,937,000	1,326,000	11,263,000
PARO - Samar	12,874,000	2,048,000	14,922,000
PARO - Southern Leyte	10,085,000	1,349,000	11,434,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	65
DEPARTMENT OF AGRARIAN REFORM

Region IX - Zamboanga Peninsula	37,577,000	7,336,000	44,913,000

PARO - Zamboanga del Norte	13,030,000	2,487,000	15,517,000
PARO - Zamboanga del Sur	14,703,000	2,432,000	17,135,000
PARO - Zamboanga Sibugay	9,844,000	2,417,000	12,261,000
Region X - Northern Mindanao	45,507,000	6,946,000	52,453,000

Regional Office X - Proper	6,165,000		6,165,000
PARO - Bukidnon	10,610,000	1,715,000	12,325,000
PARO - Camiguin		334,000	334,000
PARO - Lanao del Norte	11,597,000	2,192,000	13,789,000
PARO - Misamis Occidental	6,825,000	1,192,000	8,017,000
PARO - Misamis Oriental	10,310,000	1,513,000	11,823,000
Region XI - Davao	34,515,000	8,994,000	43,509,000

PARO - Davao City	5,682,000	1,160,000	6,842,000
PARO - Davao de Oro	6,921,000	1,286,000	8,207,000
PARO - Davao del Sur	4,172,000	1,769,000	5,941,000
PARO - Davao Occidental	1,882,000	673,000	2,555,000
PARO - Davao Oriental	5,602,000	1,952,000	7,554,000
PARO - Davao Province (del Norte)	10,256,000	2,154,000	12,410,000
Region XII - SOCCSKSARGEN	49,917,000	13,189,000	63,106,000

Regional Office XII - Proper	6,640,000		6,640,000
PARO - Cotabato Province (North)	11,741,000	3,637,000	15,378,000
PARO - Sarangani	7,702,000	3,173,000	10,875,000
PARO - South Cotabato	10,454,000	3,613,000	14,067,000
PARO - Sultan Kudarat	13,380,000	2,766,000	16,146,000
Region XIII - Caraga	37,619,000	6,234,000	43,853,000

PARO - Agusan del Norte	7,236,000	1,616,000	8,852,000
PARO - Agusan del Sur	7,744,000	2,301,000	10,045,000
PARO - Surigao del Norte	12,838,000	797,000	13,635,000
PARO - Surigao del Sur	9,801,000	1,520,000	11,321,000

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GENERAL APPROPRIATIONS ACT, FY 2024

Enterprise Development and Economic Support	232,881,000	232,881,000

National Capital Region (NCR)	30,518,000	30,518,000

Central Office	30,518,000	30,518,000
Region I - Ilocos	11,383,000	11,383,000

Regional Office I - Proper	160,000	160,000
PARO - Ilocos Norte	2,436,000	2,436,000
PARO - Ilocos Sur	2,979,000	2,979,000
PARO - La Union	2,963,000	2,963,000
PARO - Pangasinan	2,845,000	2,845,000
Cordillera Administrative Region (CAR)	10,311,000	10,311,000

CAR - Proper	130,000	130,000
PARO - Abra	1,041,000	1,041,000
PARO - Apayao	2,401,000	2,401,000
PARO - Benguet	1,669,000	1,669,000
PARO - Ifugao	1,574,000	1,574,000
PARO - Kalinga	1,619,000	1,619,000
PARO - Mt. Province	1,877,000	1,877,000
Region II - Cagayan Valley	9,935,000	9,935,000

Regional Office II - Proper	150,000	150,000
PARO - Batanes	752,000	752,000
PARO - Cagayan	2,150,000	2,150,000
PARO - Isabela	2,168,000	2,168,000
PARO - Nueva Vizcaya	2,424,000	2,424,000
PARO - Quirino	2,291,000	2,291,000
Region III - Central Luzon	22,865,000	22,865,000

Regional Office III - Proper	130,000	130,000
PARO - Aurora	2,706,000	2,706,000
PARO - Bataan	2,463,000	2,463,000
PARO - Bulacan	2,673,000	2,673,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	67
DEPARTMENT OF AGRARIAN REFORM

PARO - Nueva Ecija	4,807,000	4,807,000
PARO - Pampanga	3,836,000	3,836,000
PARO - Tarlac	3,555,000	3,555,000
PARO - Zambales	2,695,000	2,695,000
Region IVA - CALABARZON	10,276,000	10,276,000

Regional Office IVA - Proper	115,000	115,000
PARO - Batangas	1,633,000	1,633,000
PARO - Cavite	2,161,000	2,161,000
PARO - Laguna	1,282,000	1,282,000
PARO - Quezon I	1,698,000	1,698,000
PARO - Quezon II	1,774,000	1,774,000
PARO - Rizal	1,613,000	1,613,000
Region IVB - MIMAROPA	12,358,000	12,358,000

Regional Office IVB - Proper	205,000	205,000
PARO - Marinduque	2,394,000	2,394,000
PARO - Mindoro Occidental	2,222,000	2,222,000
PARO - Mindoro Oriental	2,931,000	2,931,000
PARO - Palawan	2,115,000	2,115,000
PARO - Romblon	2,491,000	2,491,000
Region V - Bicol	17,676,000	17,676,000

Regional Office V - Proper	205,000	205,000
PARO - Albay	2,601,000	2,601,000
PARO - Camarines Norte	2,429,000	2,429,000
PARO - Camarines Sur	5,374,000	5,374,000
PARO - Catanduanes	1,875,000	1,875,000
PARO - Masbate	2,034,000	2,034,000
PARO - Sorsogon	3,158,000	3,158,000
Region VI - Western Visayas	21,927,000	21,927,000

Regional Office VI - Proper	355,000	355,000

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GENERAL APPROPRIATIONS ACT, FY 2024

PARO - Aklan	2,422,000	2,422,000
PARO - Antique	2,547,000	2,547,000
PARO - Capiz	2,936,000	2,936,000
PARO - Guimaras	1,922,000	1,922,000
PARO - Iloilo	3,023,000	3,023,000
PARO - Negros Occidental	8,722,000	8,722,000
Region VII - Central Visayas	10,730,000	10,730,000

Regional Office VII - Proper	160,000	160,000
PARO - Bohol	3,098,000	3,098,000
PARO - Cebu	2,358,000	2,358,000
PARO - Negros Oriental	3,768,000	3,768,000
PARO - Siquijor	1,346,000	1,346,000
Region VIII - Eastern Visayas	13,793,000	13,793,000

Regional Office VIII - Proper	185,000	185,000
PARO - Biliran	1,234,000	1,234,000
PARO - Eastern Samar	2,819,000	2,819,000
PARO - Leyte	3,456,000	3,456,000
PARO - Northern Samar	2,274,000	2,274,000
PARO - Samar	1,890,000	1,890,000
PARO - Southern Leyte	1,935,000	1,935,000
Region IX - Zamboanga Peninsula	11,132,000	11,132,000

Regional Office IX - Proper	195,000	195,000
PARO - Zamboanga del Norte	2,838,000	2,838,000
PARO - Zamboanga del Sur	4,256,000	4,256,000
PARO - Zamboanga Sibugay	3,843,000	3,843,000
Region X - Northern Mindanao	12,012,000	12,012,000

Regional Office X - Proper	295,000	295,000
PARO - Bukidnon	2,720,000	2,720,000
PARO - Camiguin	1,309,000	1,309,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	69
DEPARTMENT OF AGRARIAN REFORM

PARO - Lanao del Norte	1,905,000	1,905,000
PARO - Misamis Occidental	2,495,000	2,495,000
PARO - Misamis Oriental	3,288,000	3,288,000
Region XI - Davao	14,746,000	14,746,000

Regional Office XI - Proper	285,000	285,000
PARO - Davao City	1,886,000	1,886,000
PARO - Davao de Oro	2,599,000	2,599,000
PARO - Davao del Sur	2,669,000	2,669,000
PARO - Davao Occidental	2,914,000	2,914,000
PARO - Davao Oriental	2,223,000	2,223,000
PARO - Davao Province (del Norte)	2,170,000	2,170,000
Region XII - SOCCSKSARGEN	11,558,000	11,558,000

Regional Office XII - Proper	285,000	285,000
PARO - Cotabato Province (North)	3,677,000	3,677,000
PARO - Sarangani	2,187,000	2,187,000
PARO - South Cotabato	3,068,000	3,068,000
PARO - Sultan Kudarat	2,341,000	2,341,000
Region XIII - Caraga	11,661,000	11,661,000

Regional Office XIII - Proper	185,000	185,000
PARO - Agusan del Norte	2,657,000	2,657,000
PARO - Agusan del Sur	3,687,000	3,687,000
PARO - Surigao del Norte	2,368,000	2,368,000
PARO - Surigao del Sur	2,764,000	2,764,000
Climate Resilient Farm Productivity Support	426,396,000	426,396,000

National Capital Region (NCR)	33,094,000	33,094,000

Central Office	33,094,000	33,094,000
Region I - Ilocos	46,178,000	46,178,000

Regional Office I - Proper	228,000	228,000
PARO - Ilocos Norte	10,900,000	10,900,000

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PARO - Ilocos Sur	10,900,000	10,900,000
PARO - La Union	11,400,000	11,400,000
PARO - Pangasinan	12,750,000	12,750,000
Cordillera Administrative Region (CAR)	31,605,000	31,605,000

CAR - Proper	305,000	305,000
PARO - Abra	4,850,000	4,850,000
PARO - Apayao	3,850,000	3,850,000
PARO - Benguet	6,200,000	6,200,000
PARO - Ifugao	4,850,000	4,850,000
PARO - Kalinga	7,700,000	7,700,000
PARO - Mt. Province	3,850,000	3,850,000
Region II - Cagayan Valley	22,323,000	22,323,000

Regional Office II - Proper	223,000	223,000
PARO - Batanes	1,500,000	1,500,000
PARO - Cagayan	3,850,000	3,850,000
PARO - Isabela	8,550,000	8,550,000
PARO - Nueva Vizcaya	3,850,000	3,850,000
PARO - Quirino	4,350,000	4,350,000
Region III - Central Luzon	39,082,000	39,082,000

Regional Office III - Proper	382,000	382,000
PARO - Aurora	3,850,000	3,850,000
PARO - Bataan	3,850,000	3,850,000
PARO - Bulacan	5,700,000	5,700,000
PARO - Nueva Ecija	7,200,000	7,200,000
PARO - Pampanga	5,700,000	5,700,000
PARO - Tarlac	8,550,000	8,550,000
PARO - Zambales	3,850,000	3,850,000
Region IVA - CALABARZON	20,200,000	20,200,000

Regional Office IVA - Proper	250,000	250,000
PARO - Batangas	3,350,000	3,350,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	71
DEPARTMENT OF AGRARIAN REFORM

PARO - Cavite	2,850,000	2,850,000
PARO - Laguna	2,850,000	2,850,000
PARO - Quezon I	2,850,000	2,850,000
PARO - Quezon II	5,200,000	5,200,000
PARO - Rizal	2,850,000	2,850,000
Region IVB - MIMAROPA	21,443,000	21,443,000

Regional Office IVB - Proper	193,000	193,000
PARO - Marinduque	3,350,000	3,350,000
PARO - Mindoro Occidental	4,850,000	4,850,000
PARO - Mindoro Oriental	4,350,000	4,350,000
PARO - Palawan	5,350,000	5,350,000
PARO - Romblon	3,350,000	3,350,000
Region V - Bicol	39,380,000	39,380,000

Regional Office V - Proper	380,000	380,000
PARO - Albay	3,350,000	3,350,000
PARO - Camarines Norte	3,350,000	3,350,000
PARO - Camarines Sur	12,200,000	12,200,000
PARO - Catanduanes	8,050,000	8,050,000
PARO - Masbate	8,200,000	8,200,000
PARO - Sorsogon	3,850,000	3,850,000
Region VI - Western Visayas	33,750,000	33,750,000

Regional Office VI - Proper	400,000	400,000
PARO - Aklan	2,850,000	2,850,000
PARO - Antique	3,350,000	3,350,000
PARO - Capiz	3,350,000	3,350,000
PARO - Guimaras	2,850,000	2,850,000
PARO - Iloilo	4,850,000	4,850,000
PARO - Negros Occidental	16,100,000	16,100,000

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Region VII - Central Visayas	27,320,000	27,320,000

Regional Office VII - Proper	320,000	320,000
PARO - Bohol	6,200,000	6,200,000
PARO - Cebu	3,350,000	3,350,000
PARO - Negros Oriental	14,600,000	14,600,000
PARO - Siquijor	2,850,000	2,850,000
Region VIII - Eastern Visayas	21,887,000	21,887,000

Regional Office VIII - Proper	187,000	187,000
PARO - Biliran	2,500,000	2,500,000
PARO - Eastern Samar	4,500,000	4,500,000
PARO - Leyte	3,850,000	3,850,000
PARO - Northern Samar	4,850,000	4,850,000
PARO - Samar	3,000,000	3,000,000
PARO - Southern Leyte	3,000,000	3,000,000
Region IX - Zamboanga Peninsula	13,684,000	13,684,000

Regional Office IX - Proper	134,000	134,000
PARO - Zamboanga del Norte	4,850,000	4,850,000
PARO - Zamboanga del Sur	4,350,000	4,350,000
PARO - Zamboanga Sibugay	4,350,000	4,350,000
Region X - Northern Mindanao	22,717,000	22,717,000

Regional Office X - Proper	267,000	267,000
PARO - Bukidnon	5,700,000	5,700,000
PARO - Camiguin	2,850,000	2,850,000
PARO - Lanao del Norte	4,850,000	4,850,000
PARO - Misamis Occidental	4,350,000	4,350,000
PARO - Misamis Oriental	4,700,000	4,700,000
Region XI - Davao	21,737,000	21,737,000

Regional Office XI - Proper	287,000	287,000
PARO - Davao City	3,350,000	3,350,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	73
DEPARTMENT OF AGRARIAN REFORM

PARO - Davao de Oro				2,850,000				2,850,000
PARO - Davao del Sur				5,200,000				5,200,000
PARO - Davao Occidental				3,850,000				3,850,000
PARO - Davao Oriental				3,350,000				3,350,000
PARO - Davao Province (del Norte)				2,850,000				2,850,000
Region XII - SOCCSKSARGEN				15,923,000				15,923,000

Regional Office XII - Proper				173,000				173,000
PARO - Cotabato Province (North)				5,700,000				5,700,000
PARO - Sarangani				3,350,000				3,350,000
PARO - South Cotabato				3,350,000				3,350,000
PARO - Sultan Kudarat				3,350,000				3,350,000
Region XIII - Caraga				16,073,000				16,073,000

Regional Office XIII - Proper				173,000				173,000
PARO - Agusan del Norte				5,350,000				5,350,000
PARO - Agusan del Sur				3,350,000				3,350,000
PARO - Surigao del Norte				3,350,000				3,350,000
PARO - Surigao del Sur				3,850,000				3,850,000

Sub-total, Operations		3,642,947,000		1,620,328,000				5,263,275,000

TOTAL NEW APPROPRIATIONS	₱	4,996,839,000	₱	3,075,135,000	₱	9,093,000	₱	8,081,067,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	3,653,633

Total Permanent Positions	3,653,633

Other Compensation Common to All
Personnel Economic Relief Allowance	194,856
Representation Allowance	78,390
Transportation Allowance	77,634

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Clothing and Uniform Allowance	48,714
Mid-Year Bonus - Civilian	304,473
Year End Bonus	304,473
Cash Gift	40,595
Productivity Enhancement Incentive	40,595
Step Increment	9,138

Total Other Compensation Common to All	1,098,868

Other Benefits
PAG-IBIG Contributions	9,735
PhilHealth Contributions	79,058
Employees Compensation Insurance Premiums	9,735
Terminal Leave	145,810

Total Other Benefits	244,338

Total Personnel Services	4,996,839

Maintenance and Other Operating Expenses
Travelling Expenses	464,640
Training and Scholarship Expenses	379,118
Supplies and Materials Expenses	394,997
Utility Expenses	155,437
Communication Expenses	125,991
Awards/Rewards and Prizes	1,954
Survey, Research, Exploration and Development Expenses	72,418
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	9,218
Professional Services	277,374
General Services	300,403
Repairs and Maintenance	123,241
Financial Assistance/Subsidy	426,282
Taxes, Insurance Premiums and Other Fees	19,321
Other Maintenance and Operating Expenses
Advertising Expenses	4,295
Printing and Publication Expenses	7,989
Representation Expenses	91,531
Transportation and Delivery Expenses	18,297
Rent/Lease Expenses	177,926
Membership Dues and Contributions to Organizations	293
Subscription Expenses	20,753
Donations	3
Other Maintenance and Operating Expenses	3,654

Total Maintenance and Other Operating Expenses	3,075,135

Total Current Operating Expenditures	8,071,974

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	9,093

Total Capital Outlays	9,093

TOTAL NEW APPROPRIATIONS	8,081,067

DECEMBER 25, 2023	OFFICIAL GAZETTE	75
DEPARTMENT OF AGRARIAN REFORM

GENERAL SUMMARY

DEPARTMENT OF AGRARIAN REFORM

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	4,996,839,000	₱	3,075,135,000	₱	9,093,000	₱	8,081,067,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF AGRARIAN REFORM	₱	4,996,839,000	₱	3,075,135,000	₱	9,093,000	₱	8,081,067,000

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GENERAL APPROPRIATIONS ACT, FY 2024

V. DEPARTMENT OF AGRICULTURE

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded project(s), in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	₱	96,015,916,000

New Appropriations by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	968,357,000	₱	720,274,000	₱	328,375,000	₱	2,017,006,000
Support to Operations		1,161,243,000		3,710,951,000		660,320,000		5,532,514,000
Operations		2,007,257,000		37,256,872,000		10,584,150,000		49,848,279,000

TECHNICAL AND SUPPORT SERVICES PROGRAM		1,351,987,000		35,300,501,000		1,121,932,000		37,774,420,000
AGRICULTURAL MACHINERY, EQUIPMENT, FACILITIES AND INFRASTRUCTURES PROGRAM		17,840,000		806,887,000		9,316,486,000		10,141,213,000
AGRICULTURE AND FISHERY POLICY PROGRAM		47,795,000		34,832,000				82,627,000
AGRICULTURE AND FISHERY REGULATORY SUPPORT PROGRAM		589,635,000		1,114,652,000		145,732,000		1,850,019,000

Total, Regular Programs		4,136,857,000		41,688,097,000		11,572,845,000		57,397,799,000

B. PROJECT(S)
Locally-Funded Project(s)				10,912,302,000		27,705,815,000		38,618,117,000

Total, Project(s)				10,912,302,000		27,705,815,000		38,618,117,000

TOTAL NEW APPROPRIATIONS	₱	4,136,857,000	₱	52,600,399,000	₱	39,278,660,000	₱	96,015,916,000

Special Provision(s)

1. Agricultural Competitiveness Enhancement Fund. In addition to the amounts appropriated herein, One Billion Six Hundred Eighty Four Million Six Hundred Fifty Three Thousand Pesos (₱1,684,653,000), which represents the remaining balance of the Agricultural Competitiveness Enhancement Fund (ACEF) as of October 31, 2022, after the expiration of the collection of duties for the ACEF, shall be used for the increased productivity of farmers and fisherfolk pursuant to Section 1 of R.A. No. 10848, subject to DA, LBP, and CHED Joint Memorandum No. 1, s. 2021, in accordance with the following allocation:

(a) Eight Hundred Twenty Eight Million Seven Hundred Twenty Four Thousand Pesos (₱828,724,000) for the provision of credit with reasonable interest which shall be released directly to LBP subject to the provision of LBP A.O. No. 15 dated February 14, 2018 and to the following credit limit: (i) Five Million Pesos (₱5,000,000) per project loan of Filipino farmers and fisherfolk associations and cooperatives, and micro and small-scale enterprises, including ventures in local manufacture, fabrication and assembly of agri-fisheries machinery and equipment pursuant to Sections 5 and 16 of R.A. No. 10601 or the Agricultural and Fisheries Mechanization (AFMECH) Law; and (ii) One Million Pesos (₱1,000,000) per individual farmer or fisherfolk;

(b) Three Hundred Eighty Seven Million Five Hundred Fifty Six Thousand Pesos (₱387,556,000) as grants for: (1) research, development and commercialization of agricultural and fishery products; (ii) upgrading of research facilities of qualified SUCs, including the upgrading of the UPLB-Agricultural Machinery Testing Center (AMTEC) and the establishment of AMTEC in Visayas and Mindanao pursuant to Section 38 of R.A. No. 10601 which shall not exceed Five Million Pesos (₱5,000,000) per project; and

DECEMBER 25, 2023	OFFICIAL GAZETTE	77
DEPARTMENT OF AGRICULTURE

(c) Four Hundred Sixty Eight Million Three Hundred Seventy Three Thousand Pesos (₱468,373,000) for the funding of a comprehensive and attractive grant-in-aid program for agriculture, forestry, fisheries, and veterinary medicine which shall be released directly to CHED, subject to the requirements and procedures under CHED and DA J.M.C. No. 2017-7 dated December 5, 2017 and subsequent issuances for the purpose.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s.1987.

2. Seed Fund. In addition to the amounts appropriated herein, Twenty One Million Ninety Thousand Pesos (₱21,090,000) shall be used for the implementation of the seed industry development programs sourced from the proceeds of the sales of certified seeds and plant materials, fines collected for violations of R.A. No. 7308, and donations from private or government agencies to be held in trust by the Bureau of Plant Industry, constituted into the Seed Fund in accordance with Section 16 of the same Act and its IRR.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

3. Livestock Promotion Fund. In addition to the amounts appropriated herein, Sixty Nine Million Six Hundred Thirty Five Thousand Pesos (₱69,635,000) shall be used for the stabilization, protection and development of the Philippine livestock industry sourced from all fees, charges and other income derived from the activities undertaken under R.A. No. 1556 as well as all the proceeds from the sale of the animals which may not be needed by the Bureau of Animal Industry and all other income from the activities undertaken under R.A. No. 1578, constituted into the Livestock Promotion Fund in accordance with Section 9 of R.A. No. 1556 and Section 5 of R.A. No. 1578.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

4. Remedies Fund. In addition to the amounts appropriated herein, Ten Million Pesos (₱10,000,000) shall be used in the implementation of remedies, including safeguard measures, for the protection of the domestic industries and producers from increased imports which cause or threaten to cause serious injury to the local industries, sourced from fifty percent (50%) of the revenues collected from fees, charges, and safeguard duties, constituted into the Remedies Fund in accordance with Section 34 of R.A. No. 8800.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

5. Competitiveness Enhancement Measures Fund. In addition to the amounts appropriated herein, Two Hundred Fifty Million Pesos (₱250,000,000) shall be utilized for the issuance of grants relative to the implementation of agricultural and fishery programs, projects, and activities that promote the competitiveness of the agri-fishery industries affected by increased imports, sourced from fifty percent (50%) of the revenues collected from fees, charges, and safeguard duties, constituted into the Competitiveness Enhancement Measures Fund in accordance with Section 34 of R.A. No. 8800.

Administration of the fund shall be subject to DA-DTI J.M.C. No. 23-01 dated March 22, 2023, and such other guidelines that may be issued for the purpose.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

6. Rice Competitiveness Enhancement Fund. Of the amounts appropriated herein, Ten Billion Pesos (₱10,000,000,000) constituted as Rice Competitiveness Enhancement Fund pursuant to Section 13 of R.A. No. 11203, shall be released directly to the implementing agencies and used for the attainment of the objectives and plans of the rice industry roadmap, subject to the guidelines issued thereon, in accordance with the following allocation:

(a) Fifty percent (50%) as grant in kind to eligible farmers associations, registered rice cooperatives and LGUs, in the form of rice farm equipment, such as tillers, tractors, seeders, threshers, rice planters, harvesters, irrigation pumps, small solar irrigation, reapers, driers, millers, and the like, for purposes of improving farm mechanization which shall be released to, and implemented by, the Philippine Center for Postharvest Development and Mechanization (PhilMech);

(b) Thirty percent (30%) for the development, propagation and promotion of inbred rice seeds to rice farmers and the organization of rice farmers into seed growers association and cooperatives engaged in seed production and trade which shall be released to, and implemented by, the Philippine Rice Research Institute (PhilRice);

(c) Ten percent (10%) for the provision of credit to be managed equally by the LBP and the Development Bank of the Philippines; and

(d) Ten percent (10%) for the extension of services for teaching skills on rice crop production, modern rice farming techniques, seed production, farm mechanization, and knowledge and technology transfer provided by PhilMech, PhilRice, Agricultural Training Institute (ATI), and TESDA subject to the following allocation: (i) seventy percent (70%) to TESDA; and (ii) ten percent (10%) each to PhilMech, PhilRice, and ATI.

7. Quick Response Fund. The amount of One Billion Pesos (₱1,000,000,000) appropriated herein for the Quick Response Fund (QRF) shall serve as a stand-by fund to be used for: (i) provision of various production inputs for crops, livestock and poultry, and fisheries; (ii) repair of production, post-production and small-scale irrigation facilities, equipment, and machineries; and (iii) provision of other assistance in the form of cash for culled live animals or necessary tools and supplies directly used to mitigate the effects of an ongoing disaster, in order that the situation and living conditions of people in communities or areas affected by natural or human-induced calamities, epidemics, crises and catastrophes, which occurred in the last quarter of the immediately preceding year and those occurring during the current year may be normalized as quickly as possible. In no case shall the QRF be used for pre-disaster activities, such as conduct of training, insurance of assets, and public information and education initiatives, or any other purpose not authorized in this provision.

8. Agriculture and Fisheries Modernization Program. The amount of One Hundred Fourteen Billion Two Hundred Seventy Seven Million Four Hundred Seventy Nine Thousand Pesos (₱114,277,479,000) appropriated under the DA and all its bureaus and offices shall be used in support of the programs and projects under the Agriculture and Fisheries Modernization Program (AFMP).

This amount shall be supplemented by specific appropriations in the budgets of the various implementing agencies of AFMP, as follows:

CHED	₱	15,397,000
DAR		1,677,967,000
DTI		120,387,000
NDA		522,374,000
NIA		56,816,110,000
NFA		14,032,000,000

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GENERAL APPROPRIATIONS ACT, FY 2024

NTA		550,504,000
PCA		882,191,000
PCIC		4,500,000,000
PFDA		6,037,082,000
PhilRice		746,325,000
SRA		1,011,840,000

TOTAL	₱	86,912,177,000

9. National Programs of the Department of Agriculture. The amount of Forty Three Billion Seven Hundred Sixty One Million Six Hundred Twenty Two Thousand Pesos (₱43,761,622,000) appropriated herein for the National Programs for Rice, Corn, High Value Crops Development, Organic Agriculture, Livestock, and Urban and Peri-Urban Agriculture shall be implemented with priority given to: (i) major rice, corn, high value crops, organic, livestock producing provinces, and provinces with areas suitable for conversion to organic and urban and peri-urban agriculture; (ii) areas where the majority of the small farmers and fisherfolks registered under the Registry System for Basic Sectors in Agriculture (RSBSA) are located; and (iii) provinces or regions where the absolute number of poor farmers or fisherfolk and the incidence of poverty are high as identified in the latest official poverty statistics of the PSA.

Of the amounts appropriated herein for the National Rice Program (NRP), the following amounts shall be utilized for specific programs, activities, and projects, subject to existing budgeting, accounting and auditing rules and regulations:

a. The amount of Nine Hundred Eighty Eight Million Two Hundred Forty Thousand Pesos (₱988,240,000) shall be directly released to the PhilRice for the implementation of the following programs, activities, and projects:

(i) Inbred seed support to rice-producing municipalities except in the Bangsamoro Autonomous Region In Muslim Mindanao (BARMM) amounting to Seven Hundred Million Pesos (₱700,000,000);

(ii) Local seed system development of inbred and public hybrid rice varieties amounting to Twenty Three Million Five Hundred Thousand Pesos (₱23,500,000);

(iii) Conduct of rice-related studies in line with the national agriculture and fisheries research for development agenda and programs (NAFRDEAP) amounting to One Hundred Eighty Nine Million Five Hundred Ninety Thousand Pesos (₱189,590,000); and

(iv) Provision of technical support to rice-related national priority programs, activities, and projects funded under the National Rice Program amounting to Seventy Five Million One Hundred Fifty Thousand Pesos (₱75,150,000);

b. The amount of Twenty Six Million Pesos (₱26,000,000) shall be directly released to the Fertilizer and Pesticide Authority (FPA) for the development of protocols, standards and monitoring of drone use in agriculture;

c. The amount of Thirty Million Pesos (₱30,000,000) shall be directly released to the University of the Philippines Los Baños (UPLB) for augmentation of the Agricultural and Rural Development Scholarship Fund created under P.D. No. 1209, s. 1977 in order to support qualified and academically excelling students from the rice farming sector of the country to study as agriculturist in UPLB and the training of agriculture extension workers on postgraduate agriculture studies; and

d. The amount of Twenty Two Billion Nine Hundred Three Million One Hundred Forty Two Thousand Pesos (₱22,903,142,000) shall be used for the provision of financial assistance intended for hybrid seeds, inorganic fertilizer, biofertilizer, ameliorants and use of drone technology in agriculture through discount vouchers and/or Interventions Monitoring Card (IMC) to RSBSA-registered rice farmers in clustered farms, except in (i) places where merchants or suppliers are not available to serve the farmers conveniently and (ii) cases where it is not practical or applicable, as determined by the secretary of agriculture.

For financial assistance for hybrid seeds, seed companies with established local seed production shall be given priority following the stipulated rules and provisions under DA A.O. No. 9, s. of 2021 or Local Hybrid Rice Seed Production Policy.

Implementation of the program shall be subject to the guidelines issued by the DA.

10. Farm-to-Market Road Projects. The amount of Nineteen Billion Five Hundred Ninety Six Million Two Hundred Fifty Thousand Pesos (₱19,596,250,000) appropriated herein for Farm-to-Market Road (FMR) projects shall be released directly to the DPWH for the construction, improvement, rehabilitation and repair of FMRs in accordance with the approved network plan. For this purpose, the DA shall ensure that: (i) the FMR network plan shall include the scope of work, estimated length in kilometers, and specific location for each of the FMR projects, as well as a list of priority FMR projects, which must lead to arterial or secondary roads and key production areas; and (ii) the FMRs implemented are properly geo-tagged.

The approved FMR network plan shall be regularly updated to prioritize: (i) major rice, corn, high value commercial crops, livestock and fishery producing provinces; (ii) areas where the majority of small farmers and agrarian reform beneficiaries registered under the RSBSA are located; and (iii) provinces or regions where the absolute number of poor farmers and the incidence of poverty are high as identified in the latest official poverty statistics of the PSA.

Upon completion of the construction, improvement, rehabilitation and repair of FMRs, the DPWH shall turn over the management and ownership thereof to the LGUs concerned, which shall commit to shoulder the maintenance and repair costs.

11. Small-Scale Irrigation Projects. The amount of One Billion Two Hundred Seventy Four Million One Hundred Sixty Nine Thousand Pesos (₱1,274,169,000) appropriated herein for the implementation of small-scale irrigation projects shall be used for the construction, restoration, improvement, or installation, of small-scale irrigation projects in accordance with the master plan approved by the DA.

Upon completion of the construction, restoration, improvement, or installation, of irrigation facilities, the DA shall turn over the management and ownership thereof to the LGUs or irrigator associations concerned, which shall commit to shoulder the maintenance and repair costs.

The DA, in coordination with the LGUs and irrigator’s association, shall prioritize the following in the updating of the master plan: (i) major rice, corn, high value commercial crops producing provinces, and provinces with areas suitable for conversion to organic agriculture; (ii) areas where the majority of small farmers registered under the RSBSA are located; and (iii) provinces or regions where the absolute number of poor farmers and the incidence of poverty are high as identified in the latest official poverty statistics of the PSA.

DECEMBER 25, 2023	OFFICIAL GAZETTE	79
DEPARTMENT OF AGRICULTURE

The Secretary of Agriculture and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that the approved network plan, community of farmers and agrarian reform beneficiaries, small-scale irrigation projects to be constructed for the year with the corresponding budgetary allocation, status of implementation supported by pre-construction and post-construction geo-tagged photos, aid project evaluation and/or assessment reports are encoded in the Agricultural Bio-system Engineering Management Information System (ABEMIS) and posted on the DA website.

12. Agricultural Machineries, Equipment and Facilities. The amount of Eight Billion Six Hundred Eighty Nine Million Nine Hundred Five Thousand Pesos (₱8,689,905,000) appropriated herein for Agricultural Machineries, Equipment and Facilities shall be used for the construction or rehabilitation of facilities and procurement of machineries and equipment.

Upon completion of the construction or rehabilitation of facilities and procurement of machineries and equipment, the DA shall turn over the management and ownership thereof to the LGUs or farmers or fisherfolk organizations concerned, which shall commit to shoulder maintenance, repair, and operating costs.

The Secretary of Agriculture and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that the approved master plan, status of implementation and project evaluation and/or assessment reports are encoded in the ABEMIS and posted on the DA website.

13. Engineering and Administrative Overhead Expenses. The DA is authorized to deduct engineering and administrative overhead (EAO) expenses not exceeding one percent (1%) of the project funds for small-scale irrigation projects and other infrastructure projects costing more than One Million Pesos (₱l,000,000).

The authorized EAO expenses shall be limited to: (i) administrative overhead including the hiring of individuals engaged as job orders or contracts of service or such other engagement of personnel without any employer-employee relationship; (ii) pre-construction activities such as topographic survey, and detailed engineering design, among others; (iii) construction project supervision, monitoring and project management; (iv) conduct of Constructors Performance Evaluation System; and (v) testing, evaluation and quality control. The EAO expenses shall be treated or booked-up as capitalized expenditures and form part of the project cost. This provision shall be subject to DA-DBM J.M.C. No. 4, dated May 27, 2021.

Disbursements or expenditures by the DA in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

14. Seed Buffer Stocking. The amount of Eight Hundred Eighty Eight Million Six Hundred Seventy Eight Thousand Pesos (₱888,678,000) appropriated herein under Production Support Services Sub-Program on Rice and Corn shall be used for the purchase of seeds for buffer stocking to ensure the availability of high quality rice and corn seeds to be used in times of calamities and unforeseen events affecting rice and corn productions. In the distribution of seeds, the DA shall prioritize major rice and corn producing provinces in Geographically Isolated and Disadvantaged Areas (GIDAs), as well as those affected by the typhoons and natural calamities.

15. Resilience of Agricultural Communities. The DA shall endeavor to increase the resilience of agricultural communities through the implementation of the following measures:

a. Implementation of disaster-resilient agricultural infrastructure projects;

b. Distribution and development of seeds which are optimally adaptive to present and future climate conditions;

c. Adoption of multi-cropping farming and permaculture;

d. Soil rehabilitation and degradation prevention; and

e. Support for the system of rice intensification.

The DA shall also conduct seminars and trainings for LGUs and farmers on marketing, leadership and organizing to ensure the success of their farming enterprise, including the importance of water catchments and organic farming approaches, among the other elements of sustainable land use.

16. Emergency Purchase. The DA may resort to emergency purchase of goods in accordance with the provisions of R.A. No. 9184, its IRR and GPPB guidelines, for the cure and prevention of animal diseases outbreaks as may be declared by the DA, such as, but not limited to, Avian Influenza, African Swine Fever and rehabilitation of areas under calamity. Goods bought during an emergency should be delivered and distributed for the duration thereof.

17. Fuel Assistance to Farmers. The amount of Five Hundred Ten Million Four Hundred Forty Seven Thousand Pesos (₱510,447,000) appropriated herein for Fuel Assistance to Farmers shall be used for fuel assistance, inclusive of the operating expense incurred in the distribution, to farmers: Provided, That the farmer beneficiary owns or rents an agricultural machinery: Provided, further , That the farmer beneficiary should be listed in the RSBSA.

The grant of the subsidy to the intended beneficiaries by the DA shall be subject to the issuance by the DOE of a certification that the actual average price, for one (1) calendar month, of Dubai crude oil based on Mean of Platts Singapore per barrel has reached Eighty Dollars (USD80).

The DA, through its Bureau of Agricultural and Fisheries Engineering (BAFE) and Regional Field Offices, shall implement the program and are authorized to deduct one and a half percent (1.5%) of the said amount for administrative and other operational expenses.

Implementation of the program shall be subject to the guidelines to be issued by the DA, in coordination with the DBM and DOE.

18. Fertilizer Assistance to Support Inbred Certified and Hybrid Seeds Program. The amount of Nine Billion Five Hundred Sixty One Million Three Hundred Seventy Thousand Pesos (₱9,561,370,000) appropriated herein for the distribution of fertilizer discount vouchers under the Production Support Services of the National Rice Program shall be used for the provision of fertilizer assistance to complement the DA Inbred Certified Seed Program amounting to Three Billion Four Hundred Million Pesos (₱3,400,000,000) and the DA Hybrid Seed Program amounting to Six Billion One Hundred Sixty One Million Three Hundred Seventy Thousand Pesos (₱6,161,370,000).

The fertilizer assistance program shall be implemented within the major rice-producing provinces and promote balanced fertilization to increase rice productivity.

19. Youth Scholarship Program Under the National Organic Agriculture Program of the Department of Agriculture. Of the amount appropriated herein under the Extension Support, Education, and Training Services Program on the promotion and development of Organic Agriculture Program, the amount of Sixty Nine Million Eight Hundred Fifty Eight Thousand Pesos (₱69,858,000) shall be used to support the Youth Scholarship Program under the National Organic Agriculture Program (NOAP) of the DA, composed of:

Batch 1 (Year 2 Component)		₱	28,500,000

a.	Continuing incentives to the scholars		18,000,000
b.	Incentive to farm hosts		9,000,000
c.	Administrative expenses		1,500,000

80	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Batch 2 (Year 1 Component)		₱	40,500,000

a.	Cash allowance of scholars and farm host		13,500,000
b.	Working capital grants		22,500,000
c.	Administrative expenses		4,500,000
Program Management Activities			858,000

	TOTAL	₱	69,858,000

Provided , That the scholars shall be composed of fifty percent (50%) young graduates of agriculture and fisheries courses and fifty percent (50%) out-of-school youth: Provided, further, That the NOAP shall establish criteria and procedures for selecting and assessing the scholars and their projects, subject to the approval of the National Organic Agriculture Board (NOAB): Provided, furthermore, That the scholars and farm hosts shall receive monthly cash allowances, while the farm hosts shall also receive additional incentives for hosting the scholars: Provided, furthermore , That the scholars who finish the nine-month on-farm training program shall receive a working capital grant of One Hundred Fifty Thousand Pesos (₱150,000) to start an organic agriculture enterprise: Provided, finally, That the scholars who complete the twelve-month farm trial period and achieve a return on investment of more than one hundred percent (100%) for their projects shall receive One Hundred Twenty Thousand Pesos (₱120,000) reward from the NOAP.

20. Promotion of Hydroponics as a Modality for the Gulayan sa Paaralan Program. Pursuant to Section 4(f) of R.A. No. 11037 (Masustansyang Pagkain Para Sa Batang Pilipino Act), the DA, in coordination with the Department of Education, shall promote hydroponic gardens and/or vertical farming and provide technical support therefor as an alternative modality for the implementation of the Gulayan sa Paaralan Program. The DA may also provide appropriate equipment to beneficiary schools of the said program.

21. Reporting and Posting Requirements. The DA shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) DA’s website.

The DA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

22. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	846,313,000	₱	720,274,000	₱	328,375,000	₱	1,894,962,000

National Capital Region (NCR)		376,419,000		316,883,000		45,150,000		738,452,000

Central Office		170,929,000		202,957,000		16,850,000		390,736,000
Agricultural Training Institute		21,504,000		14,749,000		8,275,000		44,528,000
Bureau of Agricultural and Fisheries Engineering		14,038,000		13,147,000				27,185,000
Bureau of Agricultural Research		11,020,000		7,456,000		3,175,000		21,651,000
Bureau of Animal Industry		58,631,000		49,663,000		8,425,000		116,719,000
Bureau of Plant Industry		53,974,000		15,483,000				69,457,000
Bureau of Soils and Water Management		46,323,000		13,428,000		8,425,000		68,176,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	81
DEPARTMENT OF AGRICULTURE

Region I - Ilocos	25,264,000	23,007,000	8,425,000	56,696,000

Regional Field Unit - I	25,264,000	23,007,000	8,425,000	56,696,000
Cordillera Administrative Region (CAR)	27,997,000	20,367,000	8,425,000	56,789,000

Regional Field Unit - CAR	27,997,000	20,367,000	8,425,000	56,789,000
Region II - Cagayan Valley	30,012,000	45,867,000	3,175,000	79,054,000

Regional Field Unit - II	30,012,000	45,867,000	3,175,000	79,054,000
Region III - Central Luzon	27,198,000	36,799,000	8,425,000	72,422,000

Regional Field Unit - III	27,198,000	36,799,000	8,425,000	72,422,000
Region IVA - CALABARZON	31,126,000	30,306,000	8,425,000	69,857,000

Regional Field Unit - IVA	31,126,000	30,306,000	8,425,000	69,857,000
Region IVB - MIMAROPA	26,462,000	22,030,000	108,425,000	156,917,000

Regional Field Unit - IVB	26,462,000	22,030,000	108,425,000	156,917,000
Region V - Bicol	39,085,000	33,598,000	8,425,000	81,108,000

Regional Field Unit - V	39,085,000	33,598,000	8,425,000	81,108,000
Region VI - Western Visayas	27,519,000	31,327,000	8,425,000	67,271,000

Regional Field Unit - VI	27,519,000	31,327,000	8,425,000	67,271,000
Region VII - Central Visayas	28,161,000	28,512,000	8,425,000	65,098,000

Regional Field Unit - VII	28,161,000	28,512,000	8,425,000	65,098,000
Region VIII - Eastern Visayas	31,400,000	36,273,000	3,175,000	70,848,000

Regional Field Unit - VIII	31,400,000	36,273,000	3,175,000	70,848,000
Region IX - Zamboanga Peninsula	34,645,000	31,351,000	8,425,000	74,421,000

Philippine Rubber Research Institute	5,588,000	13,546,000		19,134,000
Regional Field Unit - IX	29,057,000	17,805,000	8,425,000	55,287,000
Region X - Northern Mindanao	40,871,000	17,093,000	86,425,000	144,389,000

Regional Field Unit - X	40,871,000	17,093,000	86,425,000	144,389,000
Region XI - Davao	46,786,000	12,788,000	8,275,000	67,849,000

Regional Field Unit - XI	46,786,000	12,788,000	8,275,000	67,849,000
Region XII - SOCCSKSARGEN	23,744,000	12,614,000	3,175,000	39,533,000

Regional Field Unit - XII	23,744,000	12,614,000	3,175,000	39,533,000

82	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region XIII - Caraga	29,624,000	21,459,000	3,175,000	54,258,000

Regional Field Unit - XIII	29,624,000	21,459,000	3,175,000	54,258,000
Administration of Personnel Benefits	122,044,000			122,044,000

National Capital Region (NCR)	47,761,000			47,761,000

Central Office	6,253,000			6,253,000
Agricultural Training Institute	8,560,000			8,560,000
Bureau of Agricultural and Fisheries Engineering	371,000			371,000
Bureau of Animal Industry	10,022,000			10,022,000
Bureau of Plant Industry	22,555,000			22,555,000
Regional I - Ilocos	1,059,000			1,059,000

Regional Field Unit - I	1,059,000			1,059,000
Cordillera Administrative Region (CAR)	1,264,000			1,264,000

Regional Field Unit - CAR	1,264,000			1,264,000
Region II - Cagayan Valley	5,080,000			5,080,000

Regional Field Unit - II	5,080,000			5,080,000
Region III - Central Luzon	4,570,000			4,570,000

Regional Field Unit - III	4,570,000			4,570,000
Region IVA - CALABARZON	6,594,000			6,594,000

Regional Field Unit - IVA	6,594,000			6,594,000
Region IVB - MIMAROPA	2,492,000			2,492,000

Regional Field Unit - IVB	2,492,000			2,492,000
Region V - Bicol	9,052,000			9,052,000

Regional Field Unit - V	9,052,000			9,052,000
Region VI - Western Visayas	4,461,000			4,461,000

Regional Field Unit - VI	4,461,000			4,461,000
Region VII - Central Visayas	4,360,000			4,360,000

Regional Field Unit - VII	4,360,000			4,360,000
Region VIII - Eastern Visayas	8,111,000			8,111,000

Regional Field Unit - VIII	8,111,000			8,111,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	83
DEPARTMENT OF AGRICULTURE

Region IX - Zamboanga Peninsula	6,128,000			6,128,000

Regional Field Unit - IX	6,128,000			6,128,000
Region X - Northern Mindanao	4,554,000			4,554,000

Regional Field Unit - X	4,554,000			4,554,000
Region XI - Davao	4,068,000			4,068,000

Regional Field Unit - XI	4,068,000			4,068,000
Region XII - SOCCSKSARGEN	10,832,000			10,832,000

Regional Field Unit - XII	10,832,000			10,832,000
Region XIII - Caraga	1,658,000			1,658,000

Regional Field Unit - XIII	1,658,000			1,658,000

Sub-total, General Administration and Support	968,357,000	720,274,000	328,375,000	2,017,006,000

Support to Operations
Planning and policy formulation for soil and water resources conservation, management and development	106,888,000	85,552,000		192,440,000

National Capital Region (NCR)	106,888,000	85,552,000		192,440,000

Bureau of Soils and Water Management	106,888,000	85,552,000		192,440,000
Coordination of agricultural research	22,205,000	6,524,000		28,729,000

National Capital Region (NCR)	22,205,000	6,524,000		28,729,000

Bureau of Agricultural Research	22,205,000	6,524,000		28,729,000
Information and Communication Technology (ICT) Management Support	29,777,000	109,100,000	61,320,000	200,197,000

National Capital Region (NCR)	29,777,000	63,270,000	29,160,000	122,207,000

Central Office	29,777,000	47,085,000	16,735,000	93,597,000
Agricultural Training Institute		3,003,000	1,840,000	4,843,000
Bureau of Agricultural and Fisheries Engineering		710,000	1,375,000	2,085,000
Bureau of Agricultural Research		431,000	1,450,000	1,881,000
Bureau of Animal Industry		8,500,000	2,500,000	11,000,000
Bureau of Plant Industry		3,011,000	2,660,000	5,671,000
Bureau of Soils and Water Management		530,000	2,600,000	3,130,000

84	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region I - Ilocos	2,968,000	3,000,000	5,968,000

Regional Field Unit - I	2,968,000	3,000,000	5,968,000
Cordillera Administrative Region (CAR)	2,850,000	1,250,000	4,100,000

Regional Field Unit - CAR	2,850,000	1,250,000	4,100,000
Region II - Cagayan Valley	2,900,000	1,320,000	4,220,000

Regional Field Unit - II	2,900,000	1,320,000	4,220,000
Region III - Central Luzon	2,905,000	1,350,000	4,255,000

Regional Field Unit - III	2,905,000	1,350,000	4,255,000
Region IVA - CALABARZON	1,105,000	3,660,000	4,765,000

Regional Field Unit - IVA	1,105,000	3,660,000	4,765,000
Region IVB - MIMAROPA	2,986,000	3,000,000	5,986,000

Regional Field Unit - IVB	2,986,000	3,000,000	5,986,000
Region V - Bicol	6,373,000	2,830,000	9,203,000

Regional Field Unit - V	6,373,000	2,830,000	9,203,000
Region VI - Western Visayas	2,980,000	3,000,000	5,980,000

Regional Field Unit - VI	2,980,000	3,000,000	5,980,000
Region VII - Central Visayas	2,923,000	2,200,000	5,123,000

Regional Field Unit - VII	2,923,000	2,200,000	5,123,000
Region VIII - Eastern Visayas	610,000	1,250,000	1,860,000

Regional Field Unit - VIII	610,000	1,250,000	1,860,000
Region IX - Zamboanga Peninsula	5,755,000	3,525,000	9,280,000

Philippine Rubber Research Institute	2,905,000	1,325,000	4,230,000
Regional Field Unit - IX	2,850,000	2,200,000	5,050,000
Region X - Northern Mindanao	2,900,000	1,325,000	4,225,000

Regional Field Unit - X	2,900,000	1,325,000	4,225,000
Region XI - Davao	2,955,000	1,825,000	4,780,000

Regional Field Unit - XI	2,955,000	1,825,000	4,780,000
Region XII - SOCCSKSARGEN	2,820,000	1,375,000	4,195,000

Regional Field Unit - XII	2,820,000	1,375,000	4,195,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	85
DEPARTMENT OF AGRICULTURE

Region XIII - Caraga		2,800,000	1,250,000	4,050,000

Regional Field Unit - XIII		2,800,000	1,250,000	4,050,000
Public information services	12,645,000	100,598,000		113,243,000

National Capital Region (NCR)	12,645,000	100,598,000		113,243,000

Central Office	12,645,000	100,598,000		113,243,000
Development of organizational policies, plans and procedures	128,158,000	511,032,000		639,190,000

National Capital Region (NCR)	8,092,000	115,126,000		123,218,000

Central Office		109,798,000		109,798,000
Bureau of Agricultural and Fisheries Engineering	8,092,000	5,328,000		13,420,000
Region I - Ilocos	10,156,000	20,577,000		30,733,000

Regional Field Unit - I	10,156,000	20,577,000		30,733,000
Cordillera Administrative Region (CAR)	7,574,000	22,544,000		30,118,000

Regional Field Unit - CAR	7,574,000	22,544,000		30,118,000
Region II - Cagayan Valley	8,419,000	64,420,000		72,839,000

Regional Field Unit - II	8,419,000	64,420,000		72,839,000
Region III - Central Luzon	6,803,000	27,675,000		34,478,000

Regional Field Unit - III	6,803,000	27,675,000		34,478,000
Region IVA - CALABARZON	8,184,000	28,704,000		36,888,000

Regional Field Unit - IVA	8,184,000	28,704,000		36,888,000
Region IVB - MIMAROPA	6,326,000	34,553,000		40,879,000

Regional Field Unit - IVB	6,326,000	34,553,000		40,879,000
Region V - Bicol	7,271,000	21,802,000		29,073,000

Regional Field Unit - V	7,271,000	21,802,000		29,073,000
Region VI - Western Visayas	6,686,000	21,279,000		27,965,000

Regional Field Unit - VI	6,686,000	21,279,000		27,965,000
Region VII - Central Visayas	8,385,000	20,289,000		28,674,000

Regional Field Unit - VII	8,385,000	20,289,000		28,674,000
Region VIII - Eastern Visayas	8,689,000	21,644,000		30,333,000

Regional Field Unit - VIII	8,689,000	21,644,000		30,333,000

86	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region IX - Zamboanga Peninsula	5,511,000	30,390,000		35,901,000

Regional Field Unit - IX	5,511,000	30,390,000		35,901,000
Region X - Northern Mindanao	9,020,000	20,019,000		29,039,000

Regional Field Unit - X	9,020,000	20,019,000		29,039,000
Region XI - Davao	8,451,000	22,201,000		30,652,000

Regional Field Unit - XI	8,451,000	22,201,000		30,652,000
Region XII - SOCCSKSARGEN	9,518,000	20,009,000		29,527,000

Regional Field Unit - XII	9,518,000	20,009,000		29,527,000
Region XIII - Caraga	9,073,000	19,800,000		28,873,000

Regional Field Unit - XIII	9,073,000	19,800,000		28,873,000
Agri-business and marketing services	21,882,000	3,860,000		25,742,000

National Capital Region (NCR)	21,882,000	3,860,000		25,742,000

Central Office	21,882,000	3,860,000		25,742,000
International affairs coordination and liaisoning	73,871,000	73,436,000		147,307,000

National Capital Region (NCR)	73,871,000	73,436,000		147,307,000

Central Office	73,871,000	73,436,000		147,307,000
Operation and maintenance of the integrated laboratories	300,012,000	376,427,000	599,000,000	1,275,439,000

Region I - Ilocos	24,305,000	24,587,000		48,892,000

Regional Field Unit - I	24,305,000	24,587,000		48,892,000
Cordillera Administrative Region (CAR)	15,741,000	17,263,000	99,000,000	132,004,000

Regional Field Unit - CAR	15,741,000	17,263,000	99,000,000	132,004,000
Region II - Cagayan Valley	22,812,000	60,647,000		83,459,000

Regional Field Unit - II	22,812,000	60,647,000		83,459,000
Region III - Central Luzon	30,587,000	40,208,000		70,795,000

Regional Field Unit - III	30,587,000	40,208,000		70,795,000
Region IVA - CALABARZON	22,984,000	19,403,000		42,387,000

Regional Field Unit - IVA	22,984,000	19,403,000		42,387,000
Region IVB - MIMAROPA	14,623,000	12,005,000		26,628,000

Regional Field Unit - IVB	14,623,000	12,005,000		26,628,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	87
DEPARTMENT OF AGRICULTURE

Region V - Bicol	15,204,000	45,680,000	50,000,000	110,884,000

Regional Field Unit - V	15,204,000	45,680,000	50,000,000	110,884,000
Region VI - Western Visayas	23,035,000	9,717,000		32,752,000

Regional Field Unit - VI	23,035,000	9,717,000		32,752,000
Region VII - Central Visayas	20,350,000	15,847,000	116,000,000	152,197,000

Regional Field Unit - VII	20,350,000	15,847,000	116,000,000	152,197,000
Region VIII - Eastern Visayas	18,013,000	10,480,000		28,493,000

Regional Field Unit - VIII	18,013,000	10,480,000		28,493,000
Region IX - Zamboanga Peninsula	20,481,000	41,817,000		62,298,000

Regional Field Unit - IX	20,481,000	41,817,000		62,298,000
Region X - Northern Mindanao	19,232,000	19,813,000		39,045,000

Regional Field Unit - X	19,232,000	19,813,000		39,045,000
Region XI - Davao	15,300,000	32,629,000	133,000,000	180,929,000

Regional Field Unit - XI	15,300,000	32,629,000	133,000,000	180,929,000
Region XII - SOCCSKSARGEN	19,865,000	17,492,000	158,000,000	195,357,000

Regional Field Unit - XII	19,865,000	17,492,000	158,000,000	195,357,000
Region XIII - Caraga	17,480,000	8,839,000	43,000,000	69,319,000

Regional Field Unit - XIII	17,480,000	8,839,000	43,000,000	69,319,000
Field program management activities	174,341,000	1,212,588,000		1,386,929,000

National Capital Region (NCR)	28,670,000	231,061,000		259,731,000

Central Office	28,670,000	161,507,000		190,177,000
Agricultural Training Institue		4,000,000		4,000,000
Bureau of Agricultural Research		1,075,000		1,075,000
Bureau of Animal Industry		4,960,000		4,960,000
Bureau of Plant Industry		29,619,000		29,619,000
Bureau of Soils and Water Management		29,900,000		29,900,000
Region I - Ilocos		53,326,000		53,326,000

Regional Field Unit - I		53,326,000		53,326,000
Cordillera Administrative Region (CAR)	5,246,000	52,324,000		57,570,000

Regional Field Unit - CAR	5,246,000	52,324,000		57,570,000

88	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region II - Cagayan Valley	20,030,000	102,865,000	122,895,000

Regional Field Unit - II	20,030,000	102,865,000	122,895,000
Region III - Central Luzon		102,215,000	102,215,000

Regional Field Unit - III		102,215,000	102,215,000
Region IVA - CALABARZON	27,459,000	69,254,000	96,713,000

Regional Field Unit - IVA	27,459,000	69,254,000	96,713,000
Region IVB - MIMAROPA		63,385,000	63,385,000

Regional Field Unit - IVB		63,385,000	63,385,000
Region V - Bicol	16,347,000	61,271,000	77,618,000

Regional Field Unit - V	16,347,000	61,271,000	77,618,000
Region VI - Western Visayas	20,206,000	77,071,000	97,277,000

Regional Field Unit - VI	20,206,000	77,071,000	97,277,000
Region VII - Central Visayas		48,247,000	48,247,000

Regional Field Unit - VII		48,247,000	48,247,000
Region VIII - Eastern Visayas	20,379,000	55,854,000	76,233,000

Regional Field Unit - VIII	20,379,000	55,854,000	76,233,000
Region IX - Zamboanga Peninsula		66,285,000	66,285,000

Philippine Rubber Research Institute		4,522,000	4,522,000
Regional Field Unit - IX		61,763,000	61,763,000
Region X - Northern Mindanao	711,000	68,408,000	69,119,000

Regional Field Unit - X	711,000	68,408,000	69,119,000
Region XI - Davao	20,034,000	56,632,000	76,666,000

Regional Field Unit - XI	20,034,000	56,632,000	76,666,000
Region XII - SOCCSKSARGEN	14,398,000	59,208,000	73,606,000

Regional Field Unit - XII	14,398,000	59,208,000	73,606,000
Region XIII - Caraga	861,000	45,182,000	46,043,000

Regional Field Unit - XIII	861,000	45,182,000	46,043,000
Quick Response Fund		1,000,000,000	1,000,000,000

National Capital Region (NCR)		1,000,000,000	1,000,000,000

Central Office		1,000,000,000	1,000,000,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	89
DEPARTMENT OF AGRICULTURE

Agriculture and fishery engineering support activities	233,909,000	163,490,000	397,399,000

National Capital Region (NCR)	8,641,000	10,485,000	19,126,000

Bureau of Agricultural and Fisheries Engineering	8,641,000	10,485,000	19,126,000
Region I - Ilocos	15,232,000	9,571,000	24,803,000

Regional Field Unit - I	15,232,000	9,571,000	24,803,000
Cordillera Administrative Region (CAR)	11,366,000	9,907,000	21,273,000

Regional Field Unit - CAR	11,366,000	9,907,000	21,273,000
Region II - Cagayan Valley	15,229,000	11,000,000	26,229,000

Regional Field Unit - II	15,229,000	11,000,000	26,229,000
Region III - Central Luzon	14,192,000	10,755,000	24,947,000

Regional Field Unit - III	14,192,000	10,755,000	24,947,000
Region IVA - CALABARZON	18,730,000	11,000,000	29,730,000

Regional Field Unit - IVA	18,730,000	11,000,000	29,730,000
Region IVB - MIMAROPA	12,571,000	9,703,000	22,274,000

Regional Field Unit - IVB	12,571,000	9,703,000	22,274,000
Region V - Bicol	12,011,000	11,000,000	23,011,000

Regional Field Unit - V	12,011,000	11,000,000	23,011,000
Region VI - Western Visayas	18,198,000	10,734,000	28,932,000

Regional Field Unit - VI	18,198,000	10,734,000	28,932,000
Region VII - Central Visayas	11,236,000	9,528,000	20,764,000

Regional Field Unit - VII	11,236,000	9,528,000	20,764,000
Region VIII - Eastern Visayas	14,836,000	10,016,000	24,852,000

Regional Field Unit - VIII	14,836,000	10,016,000	24,852,000
Region IX - Zamboanga Peninsula	13,644,000	9,650,000	23,294,000

Regional Field Unit - IX	13,644,000	9,650,000	23,294,000
Region X - Northern Mindanao	15,847,000	10,260,000	26,107,000

Regional Field Unit - X	15,847,000	10,260,000	26,107,000
Region XI - Davao	15,003,000	10,681,000	25,684,000

Regional Field Unit - XI	15,003,000	10,681,000	25,684,000

90	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region XII - SOCCSKSARGEN	18,889,000	9,168,000		28,057,000

Regional Field Unit - XII	18,889,000	9,168,000		28,057,000
Region XIII - Caraga	18,284,000	10,032,000		28,316,000

Regional Field Unit - XIII	18,284,000	10,032,000		28,316,000
Food laboratory testing support activities	57,555,000	18,344,000		75,899,000

National Capital Region (NCR)	57,555,000	18,344,000		75,899,000

Central Office	57,555,000	18,344,000		75,899,000
Agriculture and fishery surveillance support activities		50,000,000		50,000,000

National Capital Region (NCR)		50,000,000		50,000,000

Central Office		50,000,000		50,000,000

Sub-total, Support to Operations	1,161,243,000	3,710,951,000	660,320,000	5,532,514,000

Operations
TECHNICAL AND SUPPORT SERVICES PROGRAM	1,351,987,000	35,300,501,000	1,121,932,000	37,774,420,000

PRODUCTION SUPPORT SERVICES (PSS) SUB-PROGRAM	268,514,000	29,284,308,000	847,108,000	30,399,930,000

PSS on the National Rice Program		23,978,825,000	127,823,000	24,106,648,000

National Capital Region (NCR)		1,090,929,000	2,223,000	1,093,152,000

Central Office		1,053,500,000		1,053,500,000
Bureau of Plant Industry		20,149,000	1,000,000	21,149,000
Bureau of Soils and Water Management		17,280,000	1,223,000	18,503,000
Region I - Ilocos		2,620,421,000		2,620,421,000

Regional Field Unit - I		2,620,421,000		2,620,421,000
Cordillera Administrative Region (CAR)		580,094,000	13,200,000	593,294,000

Regional Field Unit - CAR		580,094,000	13,200,000	593,294,000
Region II - Cagayan Valley		4,236,974,000	4,000,000	4,240,974,000

Regional Field Unit - II		4,236,974,000	4,000,000	4,240,974,000
Region III - Central Luzon		5,091,233,000		5,091,233,000

Regional Field Unit - III		5,091,233,000		5,091,233,000
Region IVA - CALABARZON		389,332,000	4,600,000	393,932,000

Regional Field Unit - IVA		389,332,000	4,600,000	393,932,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	91
DEPARTMENT OF AGRICULTURE

Region IVB - MIMAROPA	1,402,738,000		1,402,738,000

Regional Field Unit - IVB	1,402,738,000		1,402,738,000
Region V - Bicol	1,412,430,000		1,412,430,000

Regional Field Unit - V	1,412,430,000		1,412,430,000
Region VI - Western Visayas	1,264,871,000	3,500,000	1,268,371,000

Regional Field Unit - VI	1,264,871,000	3,500,000	1,268,371,000
Region VII - Central Visayas	591,936,000	6,000,000	597,936,000

Regional Field Unit - VII	591,936,000	6,000,000	597,936,000
Region VIII - Eastern Visayas	859,050,000	46,980,000	906,030,000

Regional Field Unit - VIII	859,050,000	46,980,000	906,030,000
Region IX - Zamboanga Peninsula	701,254,000		701,254,000

Regional Field Unit - IX	701,254,000		701,254,000
Region X - Northern Mindanao	890,518,000	20,500,000	911,018,000

Regional Field Unit - X	890,518,000	20,500,000	911,018,000
Region XI - Davao	713,077,000		713,077,000

Regional Field Unit - XI	713,077,000		713,077,000
Region XII - SOCCSKSARGEN	1,509,656,000	17,500,000	1,527,156,000

Regional Field Unit - XII	1,509,656,000	17,500,000	1,527,156,000
Region XIII - Caraga	624,312,000	9,320,000	633,632,000

Regional Field Unit - XIII	624,312,000	9,320,000	633,632,000
PSS on the National Livestock Program	734,419,000	413,156,000	1,147,575,000

National Capital Region (NCR)	102,374,000	16,725,000	119,099,000

Central Office	1,700,000	2,550,000	4,250,000
Bureau of Animal Industry	100,674,000	14,175,000	114,849,000
Region I - Ilocos	19,684,000	7,125,000	26,809,000

Regional Field Unit - I	19,684,000	7,125,000	26,809,000
Cordillera Administrative Region (CAR)	56,551,000	10,490,000	67,041,000

Regional Field Unit - CAR	56,551,000	10,490,000	67,041,000
Region II - Cagayan Valley	79,080,000	74,600,000	153,680,000

Regional Field Unit - II	79,080,000	74,600,000	153,680,000

92	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region III - Central Luzon	69,465,000	55,050,000	124,515,000

Regional Field Unit - III	69,465,000	55,050,000	124,515,000
Region IVA - CALABARZON	47,608,000	4,106,000	51,714,000

Regional Field Unit - IVA	47,608,000	4,106,000	51,714,000
Region IVB - MIMAROPA	23,882,000	10,050,000	33,932,000

Regional Field Unit - IVB	23,882,000	10,050,000	33,932,000
Region V - Bicol	40,627,000	28,400,000	69,027,000

Regional Field Unit - V	40,627,000	28,400,000	69,027,000
Region VI - Western Visayas	73,632,000	74,410,000	148,042,000

Regional Field Unit - VI	73,632,000	74,410,000	148,042,000
Region VII - Central Visayas	33,485,000	8,050,000	41,535,000

Regional Field Unit - VII	33,485,000	8,050,000	41,535,000
Region VIII - Eastern Visayas	40,267,000	11,700,000	51,967,000

Regional Field Unit - VIII	40,267,000	11,700,000	51,967,000
Region IX - Zamboanga Peninsula	40,300,000	23,370,000	63,670,000

Regional Field Unit - IX	40,300,000	23,370,000	63,670,000
Region X - Northern Mindanao	23,325,000	23,080,000	46,405,000

Regional Field Unit - X	23,325,000	23,080,000	46,405,000
Region XI - Davao	35,461,000	30,850,000	66,311,000

Regional Field Unit - XI	35,461,000	30,850,000	66,311,000
Region XII - SOCCSKSARGEN	23,463,000	13,400,000	36,863,000

Regional Field Unit - XII	23,463,000	13,400,000	36,863,000
Region XIII - Caraga	25,215,000	21,750,000	46,965,000

Regional Field Unit - XIII	25,215,000	21,750,000	46,965,000
PSS on the National Corn Program	2,824,934,000	60,105,000	2,885,039,000

National Capital Region (NCR)	8,754,000	3,600,000	12,354,000

Bureau of Plant Industry	8,754,000	3,600,000	12,354,000
Region I - Ilocos	221,921,000	1,020,000	222,941,000

Regional Field Unit - I	221,921,000	1,020,000	222,941,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	93
DEPARTMENT OF AGRICULTURE

Cordillera Administrative Region (CAR)	119,937,000		119,937,000

Regional Field Unit - CAR	119,937,000		119,937,000
Region II - Cagayan Valley	738,238,000	2,100,000	740,338,000

Regional Field Unit - II	738,238,000	2,100,000	740,338,000
Region III - Central Luzon	158,720,000	5,000,000	163,720,000

Regional Field Unit - III	158,720,000	5,000,000	163,720,000
Region IVA - CALABARZON	103,147,000	4,000,000	107,147,000

Regional Field Unit - IVA	103,147,000	4,000,000	107,147,000
Region IVB - MIMAROPA	47,718,000		47,718,000

Regional Field Unit - IVB	47,718,000		47,718,000
Region V - Bicol	206,107,000	6,050,000	212,157,000

Regional Field Unit - V	206,107,000	6,050,000	212,157,000
Region VI - Western Visayas	85,863,000	350,000	86,213,000

Regional Field Unit - VI	85,863,000	350,000	86,213,000
Region VII - Central Visayas	39,960,000	6,800,000	46,760,000

Regional Field Unit - VII	39,960,000	6,800,000	46,760,000
Region VIII - Eastern Visayas	51,852,000		51,852,000

Regional Field Unit - VIII	51,852,000		51,852,000
Region IX - Zamboanga Peninsula	77,918,000	1,450,000	79,368,000

Regional Field Unit - IX	77,918,000	1,450,000	79,368,000
Region X - Northern Mindanao	379,086,000	8,000,000	387,086,000

Regional Field Unit - X	379,086,000	8,000,000	387,086,000
Region XI - Davao	77,904,000	11,000,000	88,904,000

Regional Field Unit - XI	77,904,000	11,000,000	88,904,000
Region XII - SOCCSKSARGEN	424,508,000		424,508,000

Regional Field Unit - XII	424,508,000		424,508,000
Region XIII - Caraga	83,301,000	10,735,000	94,036,000

Regional Field Unit - XIII	83,301,000	10,735,000	94,036,000

94	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

PSS on the National High-Value Crops Development Program	590,129,000	18,968,000	609,097,000

National Capital Region (NCR)	48,818,000	2,230,000	51,048,000

Central Office	10,250,000		10,250,000
Bureau of Plant Industry	38,568,000	2,230,000	40,798,000
Region I - Ilocos	45,019,000	2,500,000	47,519,000

Regional Field Unit - I	45,019,000	2,500,000	47,519,000
Cordillera Administrative Region (CAR)	40,441,000		40,441,000

Regional Field Unit - CAR	40,441,000		40,441,000
Region II - Cagayan Valley	48,845,000	2,200,000	51,045,000

Regional Field Unit - II	48,845,000	2,200,000	51,045,000
Region III - Central Luzon	52,933,000		52,933,000

Regional Field Unit - III	52,933,000		52,933,000
Region IVA - CALABARZON	22,222,000	4,000,000	26,222,000

Regional Field Unit - IVA	22,222,000	4,000,000	26,222,000
Region IVB - MIMAROPA	25,469,000		25,469,000

Regional Field Unit - IVB	25,469,000		25,469,000
Region V - Bicol	51,488,000		51,488,000

Regional Field Unit - V	51,488,000		51,488,000
Region VI - Western Visayas	24,035,000		24,035,000

Regional Field Unit - VI	24,035,000		24,035,000
Region VII - Central Visayas	25,063,000	1,500,000	26,563,000

Regional Field Unit - VII	25,063,000	1,500,000	26,563,000
Region VIII - Eastern Visayas	23,063,000		23,063,000

Regional Field Unit - VIII	23,063,000		23,063,000
Region IX - Zamboanga Peninsula	48,884,000	3,538,000	52,422,000

Philippine Rubber Research Institute	3,000,000	3,538,000	6,538,000
Regional Field Unit - IX	45,884,000		45,884,000
Region X - Northern Mindanao	26,535,000		26,535,000

Regional Field Unit - X	26,535,000		26,535,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	95
DEPARTMENT OF AGRICULTURE

Region XI - Davao	37,255,000	3,000,000	40,255,000

Regional Field Unit - XI	37,255,000	3,000,000	40,255,000
Region XII - SOCCSKSARGEN	27,910,000		27,910,000

Regional Field Unit - XII	27,910,000		27,910,000
Region XIII - Caraga	42,149,000		42,149,000

Regional Field Unit - XIII	42,149,000		42,149,000
PSS on the Promotion and Development of Organic Agriculture Program	144,365,000	129,030,000	273,395,000

National Capital Region (NCR)	23,810,000	27,265,000	51,075,000

Central Office		1,500,000	1,500,000
Bureau of Animal Industry	5,710,000	21,600,000	27,310,000
Bureau of Plant Industry	18,100,000	4,165,000	22,265,000
Region I - Ilocos	7,591,000	2,345,000	9,936,000

Regional Field Unit - I	7,591,000	2,345,000	9,936,000
Cordillera Administrative Region (CAR)	9,052,000	3,502,000	12,554,000

Regional Field Unit - CAR	9,052,000	3,502,000	12,554,000
Region II - Cagayan Valley	18,382,000	12,215,000	30,597,000

Regional Field Unit - II	18,382,000	12,215,000	30,597,000
Region III - Central Luzon	10,918,000	14,459,000	25,377,000

Regional Field Unit - III	10,918,000	14,459,000	25,377,000
Region IVA - CALABARZON	13,740,000	14,143,000	27,883,000

Regional Field Unit - IVA	13,740,000	14,143,000	27,883,000
Region IVB - MIMAROPA	6,021,000	3,150,000	9,171,000

Regional Field Unit - IVB	6,021,000	3,150,000	9,171,000
Region V - Bicol	6,382,000	10,115,000	16,497,000

Regional Field Unit - V	6,382,000	10,115,000	16,497,000
Region VI - Western Visayas	2,870,000	3,980,000	6,850,000

Regional Field Unit - VI	2,870,000	3,980,000	6,850,000
Region VII - Central Visayas	5,307,000	3,038,000	8,345,000

Regional Field Unit - VII	5,307,000	3,038,000	8,345,000

96	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region VIII - Eastern Visayas		5,565,000	5,424,000	10,989,000

Regional Field Unit - VIII		5,565,000	5,424,000	10,989,000
Region IX - Zamboanga Peninsula		3,301,000	4,169,000	7,470,000

Regional Field Unit - IX		3,301,000	4,169,000	7,470,000
Region X - Northern Mindanao		8,567,000	2,109,000	10,676,000

Regional Field Unit - X		8,567,000	2,109,000	10,676,000
Region XI - Davao		4,320,000	2,115,000	6,435,000

Regional Field Unit - XI		4,320,000	2,115,000	6,435,000
Region XII - SOCCSKSARGEN		8,442,000	18,424,000	26,866,000

Regional Field Unit - XII		8,442,000	18,424,000	26,866,000
Region XIII - Caraga		10,097,000	2,577,000	12,674,000

Regional Field Unit - XIII		10,097,000	2,577,000	12,674,000
Other production support services activities	268,514,000	875,358,000	53,077,000	1,196,949,000

National Capital Region (NCR)	67,692,000	527,384,000	47,020,000	642,096,000

Bureau of Animal Industry	23,370,000	431,074,000	31,495,000	485,939,000
Bureau of Plant Industry	44,322,000	96,310,000	15,525,000	156,157,000
Region I - Ilocos	20,083,000	28,779,000		48,862,000

Regional Field Unit - I	20,083,000	28,779,000		48,862,000
Cordillera Administrative Region (CAR)	20,231,000	20,306,000	5,000,000	45,537,000

Regional Field Unit - CAR	20,231,000	20,306,000	5,000,000	45,537,000
Region II - Cagayan Valley		36,682,000		36,682,000

Regional Field Unit - II		36,682,000		36,682,000
Region III - Central Luzon	24,882,000	13,848,000		38,730,000

Regional Field Unit - III	24,882,000	13,848,000		38,730,000
Region IVA - CALABARZON	2,500,000	22,676,000		25,176,000

Regional Field Unit - IVA	2,500,000	22,676,000		25,176,000
Region IVB - MIMAROPA	20,942,000	16,244,000		37,186,000

Regional Field Unit - IVB	20,942,000	16,244,000		37,186,000
Region V - Bicol	9,786,000	29,164,000		38,950,000

Regional Field Unit - V	9,786,000	29,164,000		38,950,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	97
DEPARTMENT OF AGRICULTURE

Region VI - Western Visayas		15,188,000		15,188,000

Regional Field Unit - VI		15,188,000		15,188,000
Region VII - Central Visayas	20,619,000	47,558,000	217,000	68,394,000

Regional Field Unit - VII	20,619,000	47,558,000	217,000	68,394,000
Region VIII - Eastern Visayas	2,057,000	15,985,000		18,042,000

Regional Field Unit - VIII	2,057,000	15,985,000		18,042,000
Region IX - Zamboanga Peninsula	20,307,000	33,790,000	340,000	54,437,000

Philippine Rubber Research Institute	4,768,000	24,300,000		29,068,000
Regional Field Unit - IX	15,539,000	9,490,000	340,000	25,369,000
Region X - Northern Mindanao	29,692,000	22,940,000	500,000	53,132,000

Regional Field Unit - X	29,692,000	22,940,000	500,000	53,132,000
Region XI - Davao		16,743,000		16,743,000

Regional Field Unit - XI		16,743,000		16,743,000
Region XII - SOCCSKSARGEN	5,344,000	11,237,000		16,581,000

Regional Field Unit - XII	5,344,000	11,237,000		16,581,000
Region XIII - Caraga	24,379,000	16,834,000		41,213,000

Regional Field Unit - XIII	24,379,000	16,834,000		41,213,000
PSS on the Halal Food Industry Development Program		175,000	1,297,000	1,472,000

Region IX - Zamboanga Peninsula		175,000	597,000	772,000

Regional Field Unit - IX		175,000	597,000	772,000
Region XII - SOCCSKSARGEN			700,000	700,000

Regional Field Unit - XII			700,000	700,000
PSS on the National Urban and Peri-Urban Agriculture Program		136,103,000	43,652,000	179,755,000

National Capital Region (NCR)		27,749,000	13,330,000	41,079,000

Bureau of Animal Industry		100,000	8,900,000	9,000,000
Bureau of Plant Industry		27,649,000	4,430,000	32,079,000
Region I - Ilocos		11,815,000		11,815,000

Regional Field Unit - I		11,815,000		11,815,000
Cordillera Administrative Region (CAR)		9,746,000	2,772,000	12,518,000

Regional Field Unit - CAR		9,746,000	2,772,000	12,518,000

98	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region II - Cagayan Valley		2,240,000	2,000,000	4,240,000

Regional Field Unit - II		2,240,000	2,000,000	4,240,000
Region III - Central Luzon		7,979,000		7,979,000

Regional Field Unit - III		7,979,000		7,979,000
Region IVA - CALABARZON		10,031,000		10,031,000

Regional Field Unit - IVA		10,031,000		10,031,000
Region IVB - MIMAROPA		6,819,000	4,000,000	10,819,000

Regional Field Unit - IVB		6,819,000	4,000,000	10,819,000
Region V - Bicol		8,087,000	3,150,000	11,237,000

Regional Field Unit - V		8,087,000	3,150,000	11,237,000
Region VI - Western Visayas		2,981,000	1,500,000	4,481,000

Regional Field Unit - VI		2,981,000	1,500,000	4,481,000
Region VII - Central Visayas		6,941,000	5,400,000	12,341,000

Regional Field Unit - VII		6,941,000	5,400,000	12,341,000
Region VIII - Eastern Visayas		10,360,000	2,550,000	12,910,000

Regional Field Unit - VIII		10,360,000	2,550,000	12,910,000
Region IX - Zamboanga Peninsula		6,876,000		6,876,000

Regional Field Unit - IX		6,876,000		6,876,000
Region X - Northern Mindanao		13,371,000	2,100,000	15,471,000

Regional Field Unit - X		13,371,000	2,100,000	15,471,000
Region XI - Davao		4,500,000	4,000,000	8,500,000

Regional Field Unit - XI		4,500,000	4,000,000	8,500,000
Region XII - SOCCSKSARGEN		2,403,000	900,000	3,303,000

Regional Field Unit - XII		2,403,000	900,000	3,303,000
Region XIII - Caraga		4,205,000	1,950,000	6,155,000

Regional Field Unit - XIII		4,205,000	1,950,000	6,155,000
MARKET DEVELOPMENT SERVICES (MDS) SUB-PROGRAM	119,664,000	561,091,000	90,111,000	770,866,000

Market Development Services	119,664,000	561,091,000	90,111,000	770,866,000

National Capital Region (NCR)		167,160,000	111,000	167,271,000

Central Office		167,160,000	111,000	167,271,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	99
DEPARTMENT OF AGRICULTURE

Region I - Ilocos	8,677,000	31,597,000		40,274,000

Regional Field Unit - I	8,677,000	31,597,000		40,274,000
Cordillera Administrative Region (CAR)	7,536,000	32,604,000		40,140,000

Regional Field Unit - CAR	7,536,000	32,604,000		40,140,000
Region II - Cagayan Valley	8,244,000	34,936,000		43,180,000

Regional Field Unit - II	8,244,000	34,936,000		43,180,000
Region III - Central Luzon	8,641,000	34,585,000		43,226,000

Regional Field Unit - III	8,641,000	34,585,000		43,226,000
Region IVA - CALABARZON	7,418,000	18,424,000		25,842,000

Regional Field Unit - IVA	7,418,000	18,424,000		25,842,000
Region IVB - MIMAROPA	6,106,000	33,696,000		39,802,000

Regional Field Unit - IVB	6,106,000	33,696,000		39,802,000
Region V - Bicol	8,180,000	25,180,000	10,000,000	43,360,000

Regional Field Unit - V	8,180,000	25,180,000	10,000,000	43,360,000
Region VI - Western Visayas	8,082,000	25,343,000	10,000,000	43,425,000

Regional Field Unit - VI	8,082,000	25,343,000	10,000,000	43,425,000
Region VII - Central Visayas	8,179,000	17,657,000	10,000,000	35,836,000

Regional Field Unit - VII	8,179,000	17,657,000	10,000,000	35,836,000
Region VIII - Eastern Visayas	8,557,000	28,024,000	10,000,000	46,581,000

Regional Field Unit - VIII	8,557,000	28,024,000	10,000,000	46,581,000
Region IX - Zamboanga Peninsula	7,166,000	21,725,000	10,000,000	38,891,000

Regional Field Unit - IX	7,166,000	21,725,000	10,000,000	38,891,000
Region X - Northern Mindanao	8,599,000	18,240,000	10,000,000	36,839,000

Regional Field Unit - X	8,599,000	18,240,000	10,000,000	36,839,000
Region XI - Davao	7,777,000	25,044,000	10,000,000	42,821,000

Regional Field Unit - XI	7,777,000	25,044,000	10,000,000	42,821,000
Region XII - SOCCSKSARGEN	8,140,000	28,134,000	10,000,000	46,274,000

Regional Field Unit - XII	8,140,000	28,134,000	10,000,000	46,274,000
Region XIII - Caraga	8,362,000	18,742,000	10,000,000	37,104,000

Regional Field Unit - XIII	8,362,000	18,742,000	10,000,000	37,104,000

100	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

EXTENSION SUPPORT, EDUCATION AND TRAINING SERVICES (ESETS) SUB-PROGRAM	274,939,000	4,001,497,000	97,391,000	4,373,827,000

ESETS on the National Rice Program		2,008,322,000	36,343,000	2,044,665,000

National Capital Region (NCR)		445,198,000	32,000,000	477,198,000

Central Office		88,108,000		88,108,000
Agricultural Training Institute		295,405,000	32,000,000	327,405,000
Bureau of Plant Industry		17,780,000		17,780,000
Bureau of Soils and Water Management		43,905,000		43,905,000
Region I - Ilocos		89,566,000		89,566,000

Regional Field Unit - I		89,566,000		89,566,000
Cordillera Administrative Region (CAR)		125,000,000		125,000,000

Regional Field Unit - CAR		125,000,000		125,000,000
Region II - Cagayan Valley		102,611,000	120,000	102,731,000

Regional Field Unit - II		102,611,000	120,000	102,731,000
Region III - Central Luzon		188,013,000		188,013,000

Regional Field Unit - III		188,013,000		188,013,000
Region IVA - CALABARZON		64,173,000	518,000	64,691,000

Regional Field Unit - IVA		64,173,000	518,000	64,691,000
Region IVB - MIMAROPA		168,092,000		168,092,000

Regional Field Unit - IVB		168,092,000		168,092,000
Region V - Bicol		111,051,000	500,000	111,551,000

Regional Field Unit - V		111,051,000	500,000	111,551,000
Region VI - Western Visayas		148,636,000	3,085,000	151,721,000

Regional Field Unit - VI		148,636,000	3,085,000	151,721,000
Region VII - Central Visayas		52,387,000		52,387,000

Regional Field Unit - VII		52,387,000		52,387,000
Region VIII - Eastern Visayas		111,800,000		111,800,000

Regional Field Unit - VIII		111,800,000		111,800,000
Region IX - Zamboanga Peninsula		78,527,000		78,527,000

Regional Field Unit - IX		78,527,000		78,527,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	101
DEPARTMENT OF AGRICULTURE

Region X - Northern Mindanao	73,128,000	120,000	73,248,000

Regional Field Unit - X	73,128,000	120,000	73,248,000
Region XI - Davao	63,764,000		63,764,000

Regional Field Unit - XI	63,764,000		63,764,000
Region XII - SOCCSKSARGEN	92,006,000		92,006,000

Regional Field Unit - XII	92,006,000		92,006,000
Region XIII - Caraga	94,370,000		94,370,000

Regional Field Unit - XIII	94,370,000		94,370,000
ESETS on the National Livestock Program	654,611,000	50,240,000	704,851,000

National Capital Region (NCR)	369,429,000	49,920,000	419,349,000

Central Office	2,002,000		2,002,000
Agricultural Training Institute	367,427,000	49,920,000	417,347,000
Region I - Ilocos	14,749,000		14,749,000

Regional Field Unit - I	14,749,000		14,749,000
Cordillera Administrative Region (CAR)	18,453,000	320,000	18,773,000

Regional Field Unit - CAR	18,453,000	320,000	18,773,000
Region II - Cagayan Valley	18,124,000		18,124,000

Regional Field Unit - II	18,124,000		18,124,000
Region III - Central Luzon	29,287,000		29,287,000

Regional Field Unit - III	29,287,000		29,287,000
Region IVA - CALABARZON	33,135,000		33,135,000

Regional Field Unit - IVA	33,135,000		33,135,000
Region IVB - MIMAROPA	8,694,000		8,694,000

Regional Field Unit - IVB	8,694,000		8,694,000
Region V - Bicol	23,891,000		23,891,000

Regional Field Unit - V	23,891,000		23,891,000
Region VI - Western Visayas	20,340,000		20,340,000

Regional Field Unit - VI	20,340,000		20,340,000
Region VII - Central Visayas	22,407,000		22,407,000

Regional Field Unit - VII	22,407,000		22,407,000

102	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region VIII - Eastern Visayas	18,628,000	18,628,000

Regional Field Unit - VIII	18,628,000	18,628,000
Region IX - Zamboanga Peninsula	10,975,000	10,975,000

Regional Field Unit - IX	10,975,000	10,975,000
Region X - Northern Mindanao	19,009,000	19,009,000

Regional Field Unit - X	19,009,000	19,009,000
Region XI - Davao	19,322,000	19,322,000

Regional Field Unit - XI	19,322,000	19,322,000
Region XII - SOCCSKSARGEN	12,202,000	12,202,000

Regional Field Unit - XII	12,202,000	12,202,000
Region XIII - Caraga	15,966,000	15,966,000

Regional Field Unit - XIII	15,966,000	15,966,000
ESETS on the National Corn Program	343,891,000	343,891,000

National Capital Region (NCR)	152,190,000	152,190,000

Central Office	5,000,000	5,000,000
Agricultural Training Institute	145,800,000	145,800,000
Bureau of Plant Industry	1,390,000	1,390,000
Region I - Ilocos	18,303,000	18,303,000

Regional Field Unit - I	18,303,000	18,303,000
Cordillera Administrative Region (CAR)	7,950,000	7,950,000

Regional Field Unit - CAR	7,950,000	7,950,000
Region II - Cagayan Valley	13,327,000	13,327,000

Regional Field Unit - II	13,327,000	13,327,000
Region III - Central Luzon	7,112,000	7,112,000

Regional Field Unit - III	7,112,000	7,112,000
Region IVA - CALABARZON	9,082,000	9,082,000

Regional Field Unit - IVA	9,082,000	9,082,000
Region IVB - MIMAROPA	8,749,000	8,749,000

Regional Field Unit - IVB	8,749,000	8,749,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	103
DEPARTMENT OF AGRICULTURE

Region V - Bicol	10,159,000		10,159,000

Regional Field Unit - V	10,159,000		10,159,000
Region VI - Western Visayas	12,656,000		12,656,000

Regional Field Unit - VI	12,656,000		12,656,000
Region VII - Central Visayas	15,598,000		15,598,000

Regional Field Unit - VII	15,598,000		15,598,000
Region VIII - Eastern Visayas	11,582,000		11,582,000

Regional Field Unit - VIII	11,582,000		11,582,000
Region IX - Zamboanga Peninsula	18,012,000		18,012,000

Regional Field Unit - IX	18,012,000		18,012,000
Region X - Northern Mindanao	16,857,000		16,857,000

Regional Field Unit - X	16,857,000		16,857,000
Region XI - Davao	13,027,000		13,027,000

Regional Field Unit - XI	13,027,000		13,027,000
Region XII - SOCCSKSARGEN	14,557,000		14,557,000

Regional Field Unit - XII	14,557,000		14,557,000
Region XIII - Caraga	14,730,000		14,730,000

Regional Field Unit - XIII	14,730,000		14,730,000
ESETS on the National High-Value Crops Development Program	397,592,000	500,000	398,092,000

National Capital Region (NCR)	80,519,000		80,519,000

Central Office	10,500,000		10,500,000
Agricultural Training Institute	60,096,000		60,096,000
Bureau of Plant Industry	9,923,000		9,923,000
Region I - Ilocos	32,214,000		32,214,000

Regional Field Unit - I	32,214,000		32,214,000
Cordillera Administrative Region (CAR)	16,704,000		16,704,000

Regional Field Unit - CAR	16,704,000		16,704,000
Region II - Cagayan Valley	21,918,000		21,918,000

Regional Field Unit - II	21,918,000		21,918,000

104	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region III - Central Luzon	9,542,000	500,000	10,042,000

Regional Field Unit - III	9,542,000	500,000	10,042,000
Region IVA - CALABARZON	31,159,000		31,159,000

Regional Field Unit - IVA	31,159,000		31,159,000
Region IVB - MIMAROPA	8,756,000		8,756,000

Regional Field Unit - IVB	8,756,000		8,756,000
Region V - Bicol	16,676,000		16,676,000

Regional Field Unit - V	16,676,000		16,676,000
Region VI - Western Visayas	13,703,000		13,703,000

Regional Field Unit - VI	13,703,000		13,703,000
Region VII - Central Visayas	24,328,000		24,328,000

Regional Field Unit - VII	24,328,000		24,328,000
Region VIII - Eastern Visayas	20,930,000		20,930,000

Regional Field Unit - VIII	20,930,000		20,930,000
Region IX - Zamboanga Peninsula	25,700,000		25,700,000

Philippine Rubber Research Institute	750,000		750,000
Regional Field Unit - IX	24,950,000		24,950,000
Region X - Northern Mindanao	20,255,000		20,255,000

Regional Field Unit - X	20,255,000		20,255,000
Region XI - Davao	17,152,000		17,152,000

Regional Field Unit - XI	17,152,000		17,152,000
Region XII - SOCCSKSARGEN	50,318,000		50,318,000

Regional Field Unit - XII	50,318,000		50,318,000
Region XIII - Caraga	7,718,000		7,718,000

Regional Field Unit - XIII	7,718,000		7,718,000
ESETS on the Promotion and Development of Organic Agriculture Program	186,700,000	858,000	187,558,000

National Capital Region (NCR)	129,456,000	858,000	130,314,000

Central Office	1,000,000		1,000,000
Agricultural Training Institute	126,456,000	858,000	127,314,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	105
DEPARTMENT OF AGRICULTURE

Bureau of Plant Industry	600,000	600,000
Bureau of Soils and Water Management	1,400,000	1,400,000
Region I - Ilocos	1,052,000	1,052,000

Regional Field Unit - I	1,052,000	1,052,000
Cordillera Administrative Region (CAR)	4,806,000	4,806,000

Regional Field Unit - CAR	4,806,000	4,806,000
Region II - Cagayan Valley	3,256,000	3,256,000

Regional Field Unit - II	3,256,000	3,256,000
Region III - Central Luzon	1,958,000	1,958,000

Regional Field Unit - III	1,958,000	1,958,000
Region IVA - CALABARZON	9,456,000	9,456,000

Regional Field Unit - IVA	9,456,000	9,456,000
Region IVB - MIMAROPA	5,540,000	5,540,000

Regional Field Unit - IVB	5,540,000	5,540,000
Region V - Bicol	6,708,000	6,708,000

Regional Field Unit - V	6,708,000	6,708,000
Region VI - Western Visayas	1,894,000	1,894,000

Regional Field Unit - VI	1,894,000	1,894,000
Region VII - Central Visayas	2,640,000	2,640,000

Regional Field Unit - VII	2,640,000	2,640,000
Region VIII - Eastern Visayas	5,635,000	5,635,000

Regional Field Unit - VIII	5,635,000	5,635,000
Region IX - Zamboanga Peninsula	3,176,000	3,176,000

Regional Field Unit - IX	3,176,000	3,176,000
Region X - Northern Mindanao	2,084,000	2,084,000

Regional Field Unit - X	2,084,000	2,084,000
Region XI - Davao	1,962,000	1,962,000

Regional Field Unit - XI	1,962,000	1,962,000
Region XII - SOCCSKSARGEN	2,078,000	2,078,000

Regional Field Unit - XII	2,078,000	2,078,000

106	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region XIII - Caraga		4,999,000		4,999,000

Regional Field Unit - XIII		4,999,000		4,999,000
Other extension support, education and training services activities	274,939,000	291,187,000	9,450,000	575,576,000

National Capital Region (NCR)	271,342,000	266,314,000	9,450,000	547,106,000

Agricultural Training Institute	271,342,000	266,314,000	9,450,000	547,106,000
Region I - Ilocos		3,509,000		3,509,000

Regional Field Unit - I		3,509,000		3,509,000
Cordillera Administrative Region (CAR)		1,417,000		1,417,000

Regional Field Unit - CAR		1,417,000		1,417,000
Region II - Cagayan Valley		1,711,000		1,711,000

Regional Field Unit - II		1,711,000		1,711,000
Region III - Central Luzon		1,725,000		1,725,000

Regional Field Unit - III		1,725,000		1,725,000
Region IVA - CALABARZON		2,581,000		2,581,000

Regional Field Unit - IVA		2,581,000		2,581,000
Region IVB - MIMAROPA		1,151,000		1,151,000

Regional Field Unit - IVB		1,151,000		1,151,000
Region V - Bicol		1,289,000		1,289,000

Regional Field Unit - V		1,289,000		1,289,000
Region VI - Western Visayas		1,115,000		1,115,000

Regional Field Unit - VI		1,115,000		1,115,000
Region VII - Central Visayas		2,238,000		2,238,000

Regional Field Unit - VII		2,238,000		2,238,000
Region VIII - Eastern Visayas		1,709,000		1,709,000

Regional Field Unit - VIII		1,709,000		1,709,000
Region IX - Zamboanga Peninsula	3,597,000	3,852,000		7,449,000

Philippine Rubber Research Institute	3,597,000	2,639,000		6,236,000
Regional Field Unit - IX		1,213,000		1,213,000
Region X - Northern Mindanao		528,000		528,000

Regional Field Unit - X		528,000		528,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	107
DEPARTMENT OF AGRICULTURE

Region XI - Davao	405,000	405,000

Regional Field Unit - XI	405,000	405,000
Region XII - SOCCSKSARGEN	1,643,000	1,643,000

Regional Field Unit - XII	1,643,000	1,643,000
ESETS on the Halal Food Industry Development Program	17,699,000	17,699,000

National Capital Region (NCR)	9,871,000	9,871,000

Central Office	7,871,000	7,871,000
Agricultural Training Institute	2,000,000	2,000,000
Region IX - Zamboanga Peninsula	1,553,000	1,553,000

Regional Field Unit - IX	1,553,000	1,553,000
Region X - Northern Mindanao	2,325,000	2,325,000

Regional Field Unit - X	2,325,000	2,325,000
Region XI - Davao	2,325,000	2,325,000

Regional Field Unit - XI	2,325,000	2,325,000
Region XII - SOCCSKSARGEN	1,625,000	1,625,000

Regional Field Unit - XII	1,625,000	1,625,000
ESETS on the National Urban and Peri-Urban Agriculture Program	101,495,000	101,495,000

National Capital Region (NCR)	56,973,000	56,973,000

Agricultural Training Institute	50,000,000	50,000,000
Bureau of Plant Industry	6,973,000	6,973,000
Region I - Ilocos	1,400,000	1,400,000

Regional Field Unit - I	1,400,000	1,400,000
Cordillera Administrative Region (CAR)	2,600,000	2,600,000

Regional Field Unit - CAR	2,600,000	2,600,000
Region II - Cagayan Valley	1,864,000	1,864,000

Regional Field Unit - II	1,864,000	1,864,000
Region III - Central Luzon	2,200,000	2,200,000

Regional Field Unit - III	2,200,000	2,200,000
Region IVA - CALABARZON	22,435,000	22,435,000

Regional Field Unit - IVA	22,435,000	22,435,000

108	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region IVB - MIMAROPA		1,417,000		1,417,000

Regional Field Unit - IVB		1,417,000		1,417,000
Region V - Bicol		1,122,000		1,122,000

Regional Field Unit - V		1,122,000		1,122,000
Region VI - Western Visayas		660,000		660,000

Regional Field Unit - VI		660,000		660,000
Region VII - Central Visayas		1,500,000		1,500,000

Regional Field Unit - VII		1,500,000		1,500,000
Region VIII - Eastern Visayas		900,000		900,000

Regional Field Unit - VIII		900,000		900,000
Region IX - Zamboanga Peninsula		970,000		970,000

Regional Field Unit - IX		970,000		970,000
Region X - Northern Mindanao		450,000		450,000

Regional Field Unit - X		450,000		450,000
Region XI - Davao		2,869,000		2,869,000

Regional Field Unit - XI		2,869,000		2,869,000
Region XII - SOCCSKSARGEN		2,180,000		2,180,000

Regional Field Unit - XII		2,180,000		2,180,000
Region XIII - Caraga		1,955,000		1,955,000

Regional Field Unit - XIII		1,955,000		1,955,000
RESEARCH AND DEVELOPMENT (R&D) SUB-PROGRAM	688,870,000	1,453,605,000	87,322,000	2,229,797,000

R&D on the National Rice Program		550,458,000	50,590,000	601,048,000

National Capital Region (NCR)		404,077,000	5,200,000	409,277,000

Central Office		189,590,000	5,000,000	194,590,000
Bureau of Agricultural Research		214,487,000		214,487,000
Bureau of Plant Industry			200,000	200,000
Region I - Ilocos		10,870,000	32,000,000	42,870,000

Regional Field Unit - I		10,870,000	32,000,000	42,870,000
Cordillera Administrative Region (CAR)		12,507,000	4,300,000	16,807,000

Regional Field Unit - CAR		12,507,000	4,300,000	16,807,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	109
DEPARTMENT OF AGRICULTURE

Region II - Cagayan Valley	10,997,000	2,000,000	12,997,000

Regional Field Unit - II	10,997,000	2,000,000	12,997,000
Region III - Central Luzon	23,758,000	1,000,000	24,758,000

Regional Field Unit - III	23,758,000	1,000,000	24,758,000
Region IVA - CALABARZON	10,183,000		10,183,000

Regional Field Unit - IVA	10,183,000		10,183,000
Region IVB - MIMAROPA	7,430,000		7,430,000

Regional Field Unit - IVB	7,430,000		7,430,000
Region V - Bicol	7,218,000		7,218,000

Regional Field Unit - V	7,218,000		7,218,000
Region VI - Western Visayas	15,650,000		15,650,000

Regional Field Unit - VI	15,650,000		15,650,000
Region VII - Central Visayas	7,229,000	6,090,000	13,319,000

Regional Field Unit - VII	7,229,000	6,090,000	13,319,000
Region VIII - Eastern Visayas	5,769,000		5,769,000

Regional Field Unit - VIII	5,769,000		5,769,000
Region IX - Zamboanga Peninsula	10,949,000		10,949,000

Regional Field Unit - IX	10,949,000		10,949,000
Region X - Northern Mindanao	5,719,000		5,719,000

Regional Field Unit - X	5,719,000		5,719,000
Region XI - Davao	6,440,000		6,440,000

Regional Field Unit - XI	6,440,000		6,440,000
Region XII - SOCCSKSARGEN	5,894,000		5,894,000

Regional Field Unit - XII	5,894,000		5,894,000
Region XIII - Caraga	5,768,000		5,768,000

Regional Field Unit - XIII	5,768,000		5,768,000
R&D on the National Livestock Program	50,000,000		50,000,000

National Capital Region (NCR)	50,000,000		50,000,000

Bureau of Agricultural Research	50,000,000		50,000,000

110	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

R&D on the National Corn Program	187,458,000	2,727,000	190,185,000

National Capital Region (NCR)	127,279,000	1,200,000	128,479,000

Bureau of Agricultural Research	110,935,000		110,935,000
Bureau of Plant Industry	16,344,000	1,200,000	17,544,000
Region I - Ilocos	4,000,000		4,000,000

Regional Field Unit - I	4,000,000		4,000,000
Cordillera Administrative Region (CAR)	1,994,000		1,994,000

Regional Field Unit - CAR	1,994,000		1,994,000
Region II - Cagayan Valley	4,500,000		4,500,000

Regional Field Unit - II	4,500,000		4,500,000
Region III - Central Luzon	1,000,000		1,000,000

Regional Field Unit - III	1,000,000		1,000,000
Region IVA - CALABARZON	4,942,000		4,942,000

Regional Field Unit - IVA	4,942,000		4,942,000
Region IVB - MIMAROPA	1,456,000		1,456,000

Regional Field Unit - IVB	1,456,000		1,456,000
Region V - Bicol	11,528,000	250,000	11,778,000

Regional Field Unit - V	11,528,000	250,000	11,778,000
Region VI - Western Visayas	8,358,000	527,000	8,885,000

Regional Field Unit - VI	8,358,000	527,000	8,885,000
Region VII - Central Visayas	2,400,000		2,400,000

Regional Field Unit - VII	2,400,000		2,400,000
Region VIII - Eastern Visayas	3,495,000		3,495,000

Regional Field Unit - VIII	3,495,000		3,495,000
Region IX - Zamboanga Peninsula	1,065,000		1,065,000

Regional Field Unit - IX	1,065,000		1,065,000
Region X - Northern Mindanao	4,160,000		4,160,000

Regional Field Unit - X	4,160,000		4,160,000
Region XI - Davao	2,950,000	750,000	3,700,000

Regional Field Unit - XI	2,950,000	750,000	3,700,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	111
DEPARTMENT OF AGRICULTURE

Region XII - SOCCSKSARGEN		4,850,000		4,850,000

Regional Field Unit - XII		4,850,000		4,850,000
Region XIII - Caraga		3,481,000		3,481,000

Regional Field Unit - XIII		3,481,000		3,481,000
R&D on the National High-Value Crops Development Program		82,508,000		82,508,000

National Capital Region (NCR)		70,018,000		70,018,000

Bureau of Agricultural Research		70,018,000		70,018,000
Region IX - Zamboanga Peninsula		12,490,000		12,490,000

Philippine Rubber Research Institute		12,490,000		12,490,000
R&D on the Promotion and Development of Organic Agriculture Program		51,217,000		51,217,000

National Capital Region (NCR)		51,217,000		51,217,000

Bureau of Agricultural Research		51,217,000		51,217,000
Other research and development activities	688,870,000	531,964,000	34,005,000	1,254,839,000

National Capital Region (NCR)	187,157,000	434,096,000	2,500,000	623,753,000

Bureau of Agricultural Research		377,485,000		377,485,000
Bureau of Animal Industry	99,627,000	3,584,000		103,211,000
Bureau of Plant Industry	87,530,000	17,551,000		105,081,000
Bureau of Soils and Water Management		35,476,000	2,500,000	37,976,000
Region I - Ilocos	26,427,000	4,879,000		31,306,000

Regional Field Unit - I	26,427,000	4,879,000		31,306,000
Cordillera Administrative Region (CAR)	18,972,000	5,062,000	5,000,000	29,034,000

Regional Field Unit - CAR	18,972,000	5,062,000	5,000,000	29,034,000
Region II - Cagayan Valley	51,696,000	2,230,000		53,926,000

Regional Field Unit - II	51,696,000	2,230,000		53,926,000
Region III - Central Luzon	30,326,000	6,083,000		36,409,000

Regional Field Unit - III	30,326,000	6,083,000		36,409,000
Region IVA - CALABARZON	33,980,000	6,666,000	13,000,000	53,646,000

Regional Field Unit - IVA	33,980,000	6,666,000	13,000,000	53,646,000
Region IVB - MIMAROPA	27,754,000	10,581,000	5,000,000	43,335,000

Regional Field Unit - IVB	27,754,000	10,581,000	5,000,000	43,335,000

112	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region V - Bicol	34,443,000	6,443,000	4,375,000	45,261,000

Regional Field Unit - V	34,443,000	6,443,000	4,375,000	45,261,000
Region VI - Western Visayas	40,809,000	1,788,000		42,597,000

Regional Field Unit - VI	40,809,000	1,788,000		42,597,000
Region VII - Central Visayas	52,375,000	1,781,000		54,156,000

Regional Field Unit - VII	52,375,000	1,781,000		54,156,000
Region VIII - Eastern Visayas	34,340,000	1,647,000		35,987,000

Regional Field Unit - VIII	34,340,000	1,647,000		35,987,000
Region IX - Zamboanga Peninsula	31,109,000	39,404,000	4,130,000	74,643,000

Philippine Rubber Research Institute	5,797,000	37,776,000	4,130,000	47,703,000
Regional Field Unit - IX	25,312,000	1,628,000		26,940,000
Region X - Northern Mindanao	26,950,000	2,290,000		29,240,000

Regional Field Unit - X	26,950,000	2,290,000		29,240,000
Region XI - Davao	25,678,000	4,286,000		29,964,000

Regional Field Unit - XI	25,678,000	4,286,000		29,964,000
Region XII - SOCCSKSARGEN	37,037,000	2,806,000		39,843,000

Regional Field Unit - XII	37,037,000	2,806,000		39,843,000
Region XIII - Caraga	29,817,000	1,922,000		31,739,000

Regional Field Unit - XIII	29,817,000	1,922,000		31,739,000
AGRICULTURAL MACHINERY, EQUIPMENT, FACILITIES AND INFRASTRUCTURES PROGRAM	17,840,000	806,887,000	9,316,486,000	10,141,213,000

AGRICULTURAL MACHINERY, EQUIPMENT, AND FACILITIES SUPPORT SERVICES SUB-PROGRAM		608,117,000	8,081,788,000	8,689,905,000

Provision of Agricultural Equipment and Facilities (PAEF) on the National Rice Program		34,050,000	3,091,677,000	3,125,727,000

National Capital Region (NCR)		34,050,000	1,995,950,000	2,030,000,000

Central Office			30,000,000	30,000,000
Bureau of Soils and Water Management		34,050,000	1,965,950,000	2,000,000,000
Region I - Ilocos			87,260,000	87,260,000

Regional Field Unit - I			87,260,000	87,260,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	113
DEPARTMENT OF AGRICULTURE

Cordillera Administrative Region (CAR)	37,700,000	37,700,000

Regional Field Unit - CAR	37,700,000	37,700,000
Region II - Cagayan Valley	135,200,000	135,200,000

Regional Field Unit - II	135,200,000	135,200,000
Region III - Central Luzon	199,500,000	199,500,000

Regional Field Unit - III	199,500,000	199,500,000
Region IVA - CALABARZON	108,470,000	108,470,000

Regional Field Unit - IVA	108,470,000	108,470,000
Region IVB - MIMAROPA	20,800,000	20,800,000

Regional Field Unit - IVB	20,800,000	20,800,000
Region V - Bicol	120,640,000	120,640,000

Regional Field Unit - V	120,640,000	120,640,000
Region VI - Western Visayas	100,382,000	100,382,000

Regional Field Unit - VI	100,382,000	100,382,000
Region VII - Central Visayas	20,015,000	20,015,000

Regional Field Unit - VII	20,015,000	20,015,000
Region VIII - Eastern Visayas	39,440,000	39,440,000

Regional Field Unit - VIII	39,440,000	39,440,000
Region IX - Zamboanga Peninsula	30,600,000	30,600,000

Regional Field Unit - IX	30,600,000	30,600,000
Region X - Northern Mindanao	73,600,000	73,600,000

Regional Field Unit - X	73,600,000	73,600,000
Region XI - Davao	2,600,000	2,600,000

Regional Field Unit - XI	2,600,000	2,600,000
Region XII - SOCCSKSARGEN	86,220,000	86,220,000

Regional Field Unit - XII	86,220,000	86,220,000
Region XIII - Caraga	33,300,000	33,300,000

Regional Field Unit - XIII	33,300,000	33,300,000

114	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

PAEF on the National Livestock Program	384,786,000	2,059,307,000	2,444,093,000

National Capital Region (NCR)	1,208,000	13,992,000	15,200,000

Central Office	1,208,000	13,992,000	15,200,000
Region I - Ilocos	15,340,000	175,560,000	190,900,000

Regional Field Unit - I	15,340,000	175,560,000	190,900,000
Cordillera Administrative Region (CAR)	4,368,000	69,710,000	74,078,000

Regional Field Unit - CAR	4,368,000	69,710,000	74,078,000
Region II - Cagayan Valley	125,220,000	139,030,000	264,250,000

Regional Field Unit - II	125,220,000	139,030,000	264,250,000
Region III - Central Luzon	1,050,000	162,550,000	163,600,000

Regional Field Unit - III	1,050,000	162,550,000	163,600,000
Region IVA - CALABARZON	8,920,000	140,394,000	149,314,000

Regional Field Unit - IVA	8,920,000	140,394,000	149,314,000
Region IVB - MIMAROPA	10,600,000	89,600,000	100,200,000

Regional Field Unit - IVB	10,600,000	89,600,000	100,200,000
Region V - Bicol	35,595,000	224,565,000	260,160,000

Regional Field Unit - V	35,595,000	224,565,000	260,160,000
Region VI - Western Visayas	69,946,000	209,245,000	279,191,000

Regional Field Unit - VI	69,946,000	209,245,000	279,191,000
Region VII - Central Visayas	41,640,000	20,560,000	62,200,000

Regional Field Unit - VII	41,640,000	20,560,000	62,200,000
Region VIII - Eastern Visayas	690,000	5,610,000	6,300,000

Regional Field Unit - VIII	690,000	5,610,000	6,300,000
Region IX - Zamboanga Peninsula	12,264,000	89,836,000	102,100,000

Regional Field Unit - IX	12,264,000	89,836,000	102,100,000
Region X - Northern Mindanao	27,775,000	221,725,000	249,500,000

Regional Field Unit - X	27,775,000	221,725,000	249,500,000
Region XI - Davao	1,650,000	228,250,000	229,900,000

Regional Field Unit - XI	1,650,000	228,250,000	229,900,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	115
DEPARTMENT OF AGRICULTURE

Region XII - SOCCSKSARGEN	13,975,000	175,725,000	189,700,000

Regional Field Unit - XII	13,975,000	175,725,000	189,700,000
Region XIII - Caraga	14,545,000	92,955,000	107,500,000

Regional Field Unit - XIII	14,545,000	92,955,000	107,500,000
PAEF on the National Corn Program	13,880,000	1,827,480,000	1,841,360,000

National Capital Region (NCR)	9,000,000	441,000,000	450,000,000

Central Office		40,500,000	40,500,000
Bureau of Soils and Water Management	9,000,000	400,500,000	409,500,000
Region I - Ilocos		44,020,000	44,020,000

Regional Field Unit - I		44,020,000	44,020,000
Cordillera Administrative Region (CAR)	3,200,000	87,000,000	90,200,000

Regional Field Unit - CAR	3,200,000	87,000,000	90,200,000
Region II - Cagayan Valley		124,550,000	124,550,000

Regional Field Unit - II		124,550,000	124,550,000
Region III - Central Luzon		74,900,000	74,900,000

Regional Field Unit - III		74,900,000	74,900,000
Region IVA - CALABARZON		40,000,000	40,000,000

Regional Field Unit - IVA		40,000,000	40,000,000
Region IVB - MIMAROPA		56,350,000	56,350,000

Regional Field Unit - IVB		56,350,000	56,350,000
Region V - Bicol	375,000	119,350,000	119,725,000

Regional Field Unit - V	375,000	119,350,000	119,725,000
Region VI - Western Visayas		130,750,000	130,750,000

Regional Field Unit - VI		130,750,000	130,750,000
Region VII - Central Visayas	180,000	42,600,000	42,780,000

Regional Field Unit - VII	180,000	42,600,000	42,780,000
Region VIII - Eastern Visayas		16,260,000	16,260,000

Regional Field Unit - VIII		16,260,000	16,260,000
Region IX - Zamboanga Peninsula	175,000	127,750,000	127,925,000

Regional Field Unit - IX	175,000	127,750,000	127,925,000

116	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region X - Northern Mindanao	750,000	231,200,000	231,950,000

Regional Field Unit - X	750,000	231,200,000	231,950,000
Region XI - Davao	200,000	73,100,000	73,300,000

Regional Field Unit - XI	200,000	73,100,000	73,300,000
Region XII - SOCCSKSARGEN		110,400,000	110,400,000

Regional Field Unit - XII		110,400,000	110,400,000
Region XIII - Caraga		108,250,000	108,250,000

Regional Field Unit - XIII		108,250,000	108,250,000
PAEF on the National High-Value Crops Development Program	138,889,000	656,437,000	795,326,000

National Capital Region (NCR)		108,800,000	108,800,000

Central Office		8,750,000	8,750,000
Bureau of Soils and Water Management		100,050,000	100,050,000
Region I - Ilocos	725,000	44,250,000	44,975,000

Regional Field Unit - I	725,000	44,250,000	44,975,000
Cordillera Administrative Region (CAR)	11,790,000	31,800,000	43,590,000

Regional Field Unit - CAR	11,790,000	31,800,000	43,590,000
Region II - Cagayan Valley	96,000,000	17,500,000	113,500,000

Regional Field Unit - II	96,000,000	17,500,000	113,500,000
Region III - Central Luzon		203,000,000	203,000,000

Regional Field Unit - III		203,000,000	203,000,000
Region IVA - CALABARZON	500,000	35,200,000	35,700,000

Regional Field Unit - IVA	500,000	35,200,000	35,700,000
Region IVB - MIMAROPA	500,000	84,800,000	85,300,000

Regional Field Unit - IVB	500,000	84,800,000	85,300,000
Region V - Bicol	8,178,000	25,087,000	33,265,000

Regional Field Unit - V	8,178,000	25,087,000	33,265,000
Region VI - Western Visayas	1,350,000	15,500,000	16,850,000

Regional Field Unit - VI	1,350,000	15,500,000	16,850,000
Region VII - Central Visayas		6,600,000	6,600,000

Regional Field Unit - VII		6,600,000	6,600,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	117
DEPARTMENT OF AGRICULTURE

Region VIII - Eastern Visayas		11,100,000	11,100,000

Regional Field Unit - VIII		11,100,000	11,100,000
Region IX - Zamboanga Peninsula	2,550,000	21,500,000	24,050,000

Regional Field Unit - IX	2,550,000	21,500,000	24,050,000
Region X - Northern Mindanao	1,264,000	11,000,000	12,264,000

Regional Field Unit - X	1,264,000	11,000,000	12,264,000
Region XI - Davao	9,260,000		9,260,000

Regional Field Unit - XI	9,260,000		9,260,000
Region XII - SOCCSKSARGEN	6,265,000	22,200,000	28,465,000

Regional Field Unit - XII	6,265,000	22,200,000	28,465,000
Region XIII - Caraga	507,000	18,100,000	18,607,000

Regional Field Unit - XIII	507,000	18,100,000	18,607,000
PAEF on the Promotion and Development of Organic Agriculture Program	7,859,000	350,660,000	358,519,000

National Capital Region (NCR)		217,747,000	217,747,000

Bureau of Soils and Water Management		217,747,000	217,747,000
Region I - Ilocos		7,534,000	7,534,000

Regional Field Unit - I		7,534,000	7,534,000
Cordillera Administrative Region (CAR)	721,000	477,000	1,198,000

Regional Field Unit - CAR	721,000	477,000	1,198,000
Region II - Cagayan Valley	715,000	17,450,000	18,165,000

Regional Field Unit - II	715,000	17,450,000	18,165,000
Region III - Central Luzon	1,074,000	8,978,000	10,052,000

Regional Field Unit - III	1,074,000	8,978,000	10,052,000
Region IVA - CALABARZON	860,000	20,839,000	21,699,000

Regional Field Unit - IVA	860,000	20,839,000	21,699,000
Region IVB - MIMAROPA	482,000	14,288,000	14,770,000

Regional Field Unit - IVB	482,000	14,288,000	14,770,000
Region V - Bicol	337,000	13,117,000	13,454,000

Regional Field Unit - V	337,000	13,117,000	13,454,000

118	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region VI - Western Visayas	3,630,000		3,630,000

Regional Field Unit - VI	3,630,000		3,630,000
Region VII - Central Visayas		2,050,000	2,050,000

Regional Field Unit - VII		2,050,000	2,050,000
Region VIII - Eastern Visayas		6,324,000	6,324,000

Regional Field Unit - VIII		6,324,000	6,324,000
Region IX - Zamboanga Peninsula		16,074,000	16,074,000

Regional Field Unit - IX		16,074,000	16,074,000
Region X - Northern Mindanao	40,000	6,078,000	6,118,000

Regional Field Unit - X	40,000	6,078,000	6,118,000
Region XI - Davao		3,422,000	3,422,000

Regional Field Unit - XI		3,422,000	3,422,000
Region XII - SOCCSKSARGEN		5,299,000	5,299,000

Regional Field Unit - XII		5,299,000	5,299,000
Region XIII - Caraga		10,983,000	10,983,000

Regional Field Unit - XIII		10,983,000	10,983,000
PAEF on the National Urban and Peri-Urban Agriculture Program	28,653,000	96,227,000	124,880,000

National Capital Region (NCR)	1,118,000	10,950,000	12,068,000

Bureau of Plant Industry	1,118,000	10,950,000	12,068,000
Region I - Ilocos		4,429,000	4,429,000

Regional Field Unit - I		4,429,000	4,429,000
Cordillera Administrative Region (CAR)	750,000	3,500,000	4,250,000

Regional Field Unit - CAR	750,000	3,500,000	4,250,000
Region II - Cagayan Valley	22,486,000	680,000	23,166,000

Regional Field Unit - II	22,486,000	680,000	23,166,000
Region III - Central Luzon		9,500,000	9,500,000

Regional Field Unit - III		9,500,000	9,500,000
Region IVB - MIMAROPA		3,000,000	3,000,000

Regional Field Unit - IVB		3,000,000	3,000,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	119
DEPARTMENT OF AGRICULTURE

Region V - Bicol			5,800,000	5,800,000

Regional Field Unit - V			5,800,000	5,800,000
Region VI - Western Visayas			13,700,000	13,700,000

Regional Field Unit - VI			13,700,000	13,700,000
Region VII - Central Visayas			4,800,000	4,800,000

Regional Field Unit - VII			4,800,000	4,800,000
Region VIII - Eastern Visayas		948,000	17,378,000	18,326,000

Regional Field Unit - VIII		948,000	17,378,000	18,326,000
Region IX - Zamboanga Peninsula			6,540,000	6,540,000

Regional Field Unit - IX			6,540,000	6,540,000
Region X - Northern Mindanao		3,351,000	3,750,000	7,101,000

Regional Field Unit - X		3,351,000	3,750,000	7,101,000
Region XII - SOCCSKSARGEN			5,000,000	5,000,000

Regional Field Unit - XII			5,000,000	5,000,000
Region XIII - Caraga			7,200,000	7,200,000

Regional Field Unit - XIII			7,200,000	7,200,000
IRRIGATION NETWORK SERVICES (INS) SUB-PROGRAM	17,840,000	39,471,000	1,234,698,000	1,292,009,000

INS on the National Rice Program			1,011,816,000	1,011,816,000

Region I - Ilocos			102,947,000	102,947,000

Regional Field Unit - I			102,947,000	102,947,000
Cordillera Administrative Region (CAR)			53,387,000	53,387,000

Regional Field Unit - CAR			53,387,000	53,387,000
Region II - Cagayan Valley			174,194,000	174,194,000

Regional Field Unit - II			174,194,000	174,194,000
Region III - Central Luzon			9,074,000	9,074,000

Regional Field Unit - III			9,074,000	9,074,000
Region IVA - CALABARZON			204,205,000	204,205,000

Regional Field Unit - IVA			204,205,000	204,205,000
Region IVB - MIMAROPA			102,099,000	102,099,000

Regional Field Unit - IVB			102,099,000	102,099,000

120	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region V - Bicol	67,760,000	67,760,000

Regional Field Unit - V	67,760,000	67,760,000
Region VI - Western Visayas	71,345,000	71,345,000

Regional Field Unit - VI	71,345,000	71,345,000
Region VII - Central Visayas	51,191,000	51,191,000

Regional Field Unit - VII	51,191,000	51,191,000
Region VIII - Eastern Visayas	25,414,000	25,414,000

Regional Field Unit - VIII	25,414,000	25,414,000
Region IX - Zamboanga Peninsula	44,503,000	44,503,000

Regional Field Unit - IX	44,503,000	44,503,000
Region X - Northern Mindanao	51,479,000	51,479,000

Regional Field Unit - X	51,479,000	51,479,000
Region XI - Davao	26,661,000	26,661,000

Regional Field Unit - XI	26,661,000	26,661,000
Region XII - SOCCSKSARGEN	19,675,000	19,675,000

Regional Field Unit - XII	19,675,000	19,675,000
Region XIII - Caraga	7,882,000	7,882,000

Regional Field Unit - XIII	7,882,000	7,882,000
INS on the National Corn Program	118,910,000	118,910,000

Region I - Ilocos	20,200,000	20,200,000

Regional Field Unit - I	20,200,000	20,200,000
Cordillera Administrative Region (CAR)	16,060,000	16,060,000

Regional Field Unit - CAR	16,060,000	16,060,000
Region II - Cagayan Valley	43,500,000	43,500,000

Regional Field Unit - II	43,500,000	43,500,000
Region III - Central Luzon	12,000,000	12,000,000

Regional Field Unit - III	12,000,000	12,000,000
Region IVA - CALABARZON	14,000,000	14,000,000

Regional Field Unit - IVA	14,000,000	14,000,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	121
DEPARTMENT OF AGRICULTURE

Region IVB - MIMAROPA	9,000,000	9,000,000

Regional Field Unit - IVB	9,000,000	9,000,000
Region V - Bicol	1,100,000	1,100,000

Regional Field Unit - V	1,100,000	1,100,000
Region VI - Western Visayas	550,000	550,000

Regional Field Unit - VI	550,000	550,000
Region IX - Zamboanga Peninsula	1,000,000	1,000,000

Regional Field Unit - IX	1,000,000	1,000,000
Region X - Northern Mindanao	1,500,000	1,500,000

Regional Field Unit - X	1,500,000	1,500,000
INS on the National High-Value Crops Development Program	52,755,000	52,755,000

Region I - Ilocos	1,700,000	1,700,000

Regional Field Unit - I	1,700,000	1,700,000
Cordillera Administrative Region (CAR)	10,980,000	10,980,000

Regional Field Unit - CAR	10,980,000	10,980,000
Region II - Cagayan Valley	5,750,000	5,750,000

Regional Field Unit - II	5,750,000	5,750,000
Region III - Central Luzon	5,770,000	5,770,000

Regional Field Unit - III	5,770,000	5,770,000
Region IVA - CALABARZON	9,150,000	9,150,000

Regional Field Unit - IVA	9,150,000	9,150,000
Region IVB - MIMAROPA	2,000,000	2,000,000

Regional Field Unit - IVB	2,000,000	2,000,000
Region V - Bicol	1,040,000	1,040,000

Regional Field Unit - V	1,040,000	1,040,000
Region VI - Western Visayas	3,810,000	3,810,000

Regional Field Unit - VI	3,810,000	3,810,000
Region VII - Central Visayas	900,000	900,000

Regional Field Unit - VII	900,000	900,000

122	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region VIII - Eastern Visayas			4,400,000	4,400,000

Regional Field Unit - VIII			4,400,000	4,400,000
Region IX - Zamboanga Peninsula			4,800,000	4,800,000

Regional Field Unit - IX			4,800,000	4,800,000
Region X - Northern Mindanao			2,000,000	2,000,000

Regional Field Unit - X			2,000,000	2,000,000
Region XIII - Caraga			455,000	455,000

Regional Field Unit - XIII			455,000	455,000
Other Water Resources Projects	17,840,000	39,471,000		57,311,000

National Capital Region (NCR)	17,840,000	39,471,000		57,311,000

Bureau of Soils and Water Management	17,840,000	39,471,000		57,311,000
INS on the Promotion and Development of Organic Agriculture			51,217,000	51,217,000

Region I - Ilocos			7,169,000	7,169,000

Regional Field Unit - I			7,169,000	7,169,000
Cordillera Administrative Region (CAR)			3,266,000	3,266,000

Regional Field Unit - CAR			3,266,000	3,266,000
Region II - Cagayan Valley			1,723,000	1,723,000

Regional Field Unit - II			1,723,000	1,723,000
Region III - Central Luzon			2,157,000	2,157,000

Regional Field Unit - III			2,157,000	2,157,000
Region IVA - CALABARZON			4,032,000	4,032,000

Regional Field Unit - IVA			4,032,000	4,032,000
Region IVB - MIMAROPA			6,229,000	6,229,000

Regional Field Unit - IVB			6,229,000	6,229,000
Region V - Bicol			1,837,000	1,837,000

Regional Field Unit - V			1,837,000	1,837,000
Region VI - Western Visayas			1,722,000	1,722,000

Regional Field Unit - VI			1,722,000	1,722,000
Region VII - Central Visayas			2,567,000	2,567,000

Regional Field Unit - VII			2,567,000	2,567,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	123
DEPARTMENT OF AGRICULTURE

Region VIII - Eastern Visayas		670,000	670,000

Regional Field Unit - VIII		670,000	670,000
Region IX - Zamboanga Peninsula		7,906,000	7,906,000

Regional Field Unit - IX		7,906,000	7,906,000
Region X - Northern Mindanao		2,317,000	2,317,000

Regional Field Unit - X		2,317,000	2,317,000
Region XI - Davao		1,723,000	1,723,000

Regional Field Unit - XI		1,723,000	1,723,000
Region XII - SOCCSKSARGEN		6,177,000	6,177,000

Regional Field Unit - XII		6,177,000	6,177,000
Region XIII - Caraga		1,722,000	1,722,000

Regional Field Unit - XIII		1,722,000	1,722,000
FARM-TO-MARKET ROADS (FMR) SUB-PROGRAM	159,299,000		159,299,000

Farm-to-Market Road (FMR) Network Planning and Monitoring Services	159,299,000		159,299,000

National Capital Region (NCR)	43,199,000		43,199,000

Bureau of Agricultural and Fisheries Engineering	43,199,000		43,199,000
Region I - Ilocos	7,900,000		7,900,000

Regional Field Unit - I	7,900,000		7,900,000
Cordillera Administrative Region (CAR)	7,500,000		7,500,000

Regional Field Unit - CAR	7,500,000		7,500,000
Region II - Cagayan Valley	8,500,000		8,500,000

Regional Field Unit - II	8,500,000		8,500,000
Region III - Central Luzon	8,700,000		8,700,000

Regional Field Unit - III	8,700,000		8,700,000
Region IVA - CALABARZON	9,900,000		9,900,000

Regional Field Unit - IVA	9,900,000		9,900,000
Region IVB - MIMAROPA	6,700,000		6,700,000

Regional Field Unit - IVB	6,700,000		6,700,000
Region V - Bicol	7,800,000		7,800,000

Regional Field Unit - V	7,800,000		7,800,000

124	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region VI - Western Visayas		8,500,000		8,500,000

Regional Field Unit - VI		8,500,000		8,500,000
Region VII - Central Visayas		7,900,000		7,900,000

Regional Field Unit - VII		7,900,000		7,900,000
Region VIII - Eastern Visayas		7,200,000		7,200,000

Regional Field Unit - VIII		7,200,000		7,200,000
Region IX - Zamboanga Peninsula		7,000,000		7,000,000

Regional Field Unit - IX		7,000,000		7,000,000
Region X - Northern Mindanao		7,400,000		7,400,000

Regional Field Unit - X		7,400,000		7,400,000
Region XI - Davao		7,300,000		7,300,000

Regional Field Unit - XI		7,300,000		7,300,000
Region XII - SOCCSKSARGEN		6,700,000		6,700,000

Regional Field Unit - XII		6,700,000		6,700,000
Region XIII - Caraga		7,100,000		7,100,000

Regional Field Unit - XIII		7,100,000		7,100,000
AGRICULTURE AND FISHERY POLICY PROGRAM	47,795,000	34,832,000		82,627,000

Formulation, monitoring and evaluation of agricultural and fishery policies, plans and programs	47,795,000	34,832,000		82,627,000

National Capital Region (NCR)	47,795,000	34,832,000		82,627,000

Central Office	47,795,000	34,832,000		82,627,000
AGRICULTURE AND FISHERY REGULATORY SUPPORT PROGRAM	589,635,000	1,114,652,000	145,732,000	1,850,019,000

Quality control and inspection	173,617,000	347,691,000	31,308,000	552,616,000

National Capital Region (NCR)	82,045,000	236,624,000	31,308,000	349,977,000

Bureau of Agricultural and Fisheries Engineering	6,509,000	4,854,000		11,363,000
Bureau of Animal Industry		24,767,000		24,767,000
Bureau of Plant Industry	75,536,000	207,003,000	31,308,000	313,847,000
Region I - Ilocos	10,048,000	6,582,000		16,630,000

Regional Field Unit - I	10,048,000	6,582,000		16,630,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	125
DEPARTMENT OF AGRICULTURE

Cordillera Administrative Region (CAR)	6,817,000	14,302,000	21,119,000

Regional Field Unit - CAR	6,817,000	14,302,000	21,119,000
Region II - Cagayan Valley		6,419,000	6,419,000

Regional Field Unit - II		6,419,000	6,419,000
Region III - Central Luzon		7,581,000	7,581,000

Regional Field Unit - III		7,581,000	7,581,000
Region IVA - CALABARZON	4,568,000	6,395,000	10,963,000

Regional Field Unit - IVA	4,568,000	6,395,000	10,963,000
Region IVB - MIMAROPA	3,873,000	8,551,000	12,424,000

Regional Field Unit - IVB	3,873,000	8,551,000	12,424,000
Region V - Bicol	4,009,000	9,140,000	13,149,000

Regional Field Unit - V	4,009,000	9,140,000	13,149,000
Region VI - Western Visayas	7,166,000	6,349,000	13,515,000

Regional Field Unit - VI	7,166,000	6,349,000	13,515,000
Region VII - Central Visayas	6,194,000	6,188,000	12,382,000

Regional Field Unit - VII	6,194,000	6,188,000	12,382,000
Region VIII - Eastern Visayas	9,539,000	7,094,000	16,633,000

Regional Field Unit - VIII	9,539,000	7,094,000	16,633,000
Region IX - Zamboanga Peninsula	10,564,000	6,454,000	17,018,000

Regional Field Unit - IX	10,564,000	6,454,000	17,018,000
Region X - Northern Mindanao		6,559,000	6,559,000

Regional Field Unit - X		6,559,000	6,559,000
Region XI - Davao	4,489,000	5,724,000	10,213,000

Regional Field Unit - XI	4,489,000	5,724,000	10,213,000
Region XII - SOCCSKSARGEN	12,398,000	6,126,000	18,524,000

Regional Field Unit - XII	12,398,000	6,126,000	18,524,000
Region XIII - Caraga	11,907,000	7,603,000	19,510,000

Regional Field Unit - XIII	11,907,000	7,603,000	19,510,000

126	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Agriculture and fishery product standards	19,871,000	34,548,000		54,419,000

National Capital Region (NCR)	19,871,000	34,548,000		54,419,000

Central Office	19,871,000	34,548,000		54,419,000
Quarantine services	342,999,000	604,800,000	111,424,000	1,059,223,000

National Capital Region (NCR)	342,999,000	604,800,000	111,424,000	1,059,223,000

Bureau of Animal Industry	183,991,000	470,979,000	96,044,000	751,014,000
Bureau of Plant Industry	159,008,000	133,821,000	15,380,000	308,209,000
Registration and licensing	53,148,000	127,613,000	3,000,000	183,761,000

National Capital Region (NCR)	3,798,000	39,205,000	3,000,000	46,003,000

Bureau of Agricultural and Fisheries Engineering	3,798,000	5,637,000		9,435,000
Bureau of Animal Industry		9,090,000		9,090,000
Bureau of Plant Industry		1,348,000		1,348,000
Bureau of Soils and Water Management		23,130,000	3,000,000	26,130,000
Region I - Ilocos		5,564,000		5,564,000

Regional Field Unit - I		5,564,000		5,564,000
Cordillera Administrative Region (CAR)	5,239,000	7,825,000		13,064,000

Regional Field Unit - CAR	5,239,000	7,825,000		13,064,000
Region II - Cagayan Valley	10,778,000	6,164,000		16,942,000

Regional Field Unit - II	10,778,000	6,164,000		16,942,000
Region III - Central Luzon	9,270,000	6,125,000		15,395,000

Regional Field Unit - III	9,270,000	6,125,000		15,395,000
Region IVA - CALABARZON	5,201,000	7,003,000		12,204,000

Regional Field Unit - IVA	5,201,000	7,003,000		12,204,000
Region IVB - MIMAROPA	2,645,000	5,123,000		7,768,000

Regional Field Unit - IVB	2,645,000	5,123,000		7,768,000
Region V - Bicol	5,711,000	5,349,000		11,060,000

Regional Field Unit - V	5,711,000	5,349,000		11,060,000
Region VI - Western Visayas	4,796,000	5,246,000		10,042,000

Regional Field Unit - VI	4,796,000	5,246,000		10,042,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	127
DEPARTMENT OF AGRICULTURE

Region VII - Central Visayas	2,566,000	5,541,000		8,107,000

Regional Field Unit - VII	2,566,000	5,541,000		8,107,000
Region VIII - Eastern Visayas		5,205,000		5,205,000

Regional Field Unit - VIII		5,205,000		5,205,000
Region IX - Zamboanga Peninsula		5,697,000		5,697,000

Regional Field Unit - IX		5,697,000		5,697,000
Region X - Northern Mindanao		6,421,000		6,421,000

Regional Field Unit - X		6,421,000		6,421,000
Region XI - Davao	3,144,000	6,242,000		9,386,000

Regional Field Unit - XI	3,144,000	6,242,000		9,386,000
Region XII - SOCCSKSARGEN		5,517,000		5,517,000

Regional Field Unit - XII		5,517,000		5,517,000
Region XIII - Caraga		5,386,000		5,386,000

Regional Field Unit - XIII		5,386,000		5,386,000

Sub-total, Operations	2,007,257,000	37,256,872,000	10,584,150,000	49,848,279,000

Total, Regular Programs	4,136,857,000	41,688,097,000	11,572,845,000	57,397,799,000

PROJECT(S)
Locally-Funded Project(s)
Repair/Rehabilitation and Construction of Farm-to-Market Roads in Designated Key Production Areas			19,596,250,000	19,596,250,000

Region I - Ilocos			2,186,000,000	2,186,000,000

Regional Field Unit - I			2,186,000,000	2,186,000,000
Cordillera Administrative Region (CAR)			548,000,000	548,000,000

Regional Field Unit - CAR			548,000,000	548,000,000
Region II - Cagayan Valley			1,263,500,000	1,263,500,000

Regional Field Unit - II			1,263,500,000	1,263,500,000
Region III - Central Luzon			2,056,581,000	2,056,581,000

Regional Field Unit - III			2,056,581,000	2,056,581,000
Region IVA - CALABARZON			1,404,000,000	1,404,000,000

Regional Field Unit - IVA			1,404,000,000	1,404,000,000

128	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region IVB - MIMAROPA		538,833,000	538,833,000

Regional Field Unit - IVB		538,833,000	538,833,000
Region V - Bicol		2,812,000,000	2,812,000,000

Regional Field Unit - V		2,812,000,000	2,812,000,000
Region VI - Western Visayas		1,520,000,000	1,520,000,000

Regional Field Unit - VI		1,520,000,000	1,520,000,000
Region VII - Central Visayas		1,117,000,000	1,117,000,000

Regional Field Unit - VII		1,117,000,000	1,117,000,000
Region VIII - Eastern Visayas		1,915,290,000	1,915,290,000

Regional Field Unit - VIII		1,915,290,000	1,915,290,000
Region IX - Zamboanga Peninsula		867,000,000	867,000,000

Regional Field Unit - IX		867,000,000	867,000,000
Region X - Northern Mindanao		1,110,000,000	1,110,000,000

Regional Field Unit - X		1,110,000,000	1,110,000,000
Region XI - Davao		866,000,000	866,000,000

Regional Field Unit - XI		866,000,000	866,000,000
Region XII - SOCCSKSARGEN		682,046,000	682,046,000

Regional Field Unit - XII		682,046,000	682,046,000
Region XIII - Caraga		710,000,000	710,000,000

Regional Field Unit - XIII		710,000,000	710,000,000
Mainstreaming Climate Resilient Agriculture (CRA) in Regional Programs and Projects	203,299,000	166,701,000	370,000,000

National Capital Region (NCR)	20,000,000		20,000,000

Central Office	20,000,000		20,000,000
Region I - Ilocos	2,670,000	19,330,000	22,000,000

Regional Field Unit - I	2,670,000	19,330,000	22,000,000
Cordillera Administrative Region (CAR)	15,602,000	6,398,000	22,000,000

Regional Field Unit - CAR	15,602,000	6,398,000	22,000,000
Region II - Cagayan Valley	3,800,000	24,200,000	28,000,000

Regional Field Unit - II	3,800,000	24,200,000	28,000,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	129
DEPARTMENT OF AGRICULTURE

Region III - Central Luzon	13,950,000	6,050,000	20,000,000

Regional Field Unit - III	13,950,000	6,050,000	20,000,000
Region IVA - CALABARZON	16,500,000	8,500,000	25,000,000

Regional Field Unit - IVA	16,500,000	8,500,000	25,000,000
Region IVB - MIMAROPA	13,580,000	4,420,000	18,000,000

Regional Field Unit - IVB	13,580,000	4,420,000	18,000,000
Region V - Bicol	18,940,000	14,060,000	33,000,000

Regional Field Unit - V	18,940,000	14,060,000	33,000,000
Region VI - Western Visayas	10,500,000	9,500,000	20,000,000

Regional Field Unit - VI	10,500,000	9,500,000	20,000,000
Region VII - Central Visayas	11,410,000	6,590,000	18,000,000

Regional Field Unit - VII	11,410,000	6,590,000	18,000,000
Region VIII - Eastern Visayas	10,432,000	7,568,000	18,000,000

Regional Field Unit - VIII	10,432,000	7,568,000	18,000,000
Region IX - Zamboanga Peninsula	12,000,000	9,000,000	21,000,000

Regional Field Unit - IX	12,000,000	9,000,000	21,000,000
Region X - Northern Mindanao	11,438,000	18,562,000	30,000,000

Regional Field Unit - X	11,438,000	18,562,000	30,000,000
Region XI - Davao	5,580,000	16,420,000	22,000,000

Regional Field Unit - XI	5,580,000	16,420,000	22,000,000
Region XII - SOCCSKSARGEN	13,940,000	4,060,000	18,000,000

Regional Field Unit - XII	13,940,000	4,060,000	18,000,000
Region XIII - Caraga	22,957,000	12,043,000	35,000,000

Regional Field Unit - XIII	22,957,000	12,043,000	35,000,000
Kabuhayan at Kaunlaran ng Kababayang Katutubo (4Ks) Project	210,339,000		210,339,000

National Capital Region (NCR)	24,678,000		24,678,000

Central Office	24,678,000		24,678,000
Region I - Ilocos	10,733,000		10,733,000

Regional Field Unit - I	10,733,000		10,733,000

130	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Cordillera Administrative Region (CAR)	26,579,000		26,579,000

Regional Field Unit - CAR	26,579,000		26,579,000
Region II - Cagayan Valley	17,477,000		17,477,000

Regional Field Unit - II	17,477,000		17,477,000
Region III - Central Luzon	13,490,000		13,490,000

Regional Field Unit - III	13,490,000		13,490,000
Region IVA - CALABARZON	9,391,000		9,391,000

Regional Field Unit - IVA	9,391,000		9,391,000
Region IVB - MIMAROPA	15,417,000		15,417,000

Regional Field Unit - IVB	15,417,000		15,417,000
Region V - Bicol	13,980,000		13,980,000

Regional Field Unit - V	13,980,000		13,980,000
Region VI - Western Visayas	13,029,000		13,029,000

Regional Field Unit - VI	13,029,000		13,029,000
Region VII - Central Visayas	10,594,000		10,594,000

Regional Field Unit - VII	10,594,000		10,594,000
Region IX - Zamboanga Peninsula	13,369,000		13,369,000

Regional Field Unit - IX	13,369,000		13,369,000
Region X - Northern Mindanao	13,415,000		13,415,000

Regional Field Unit - X	13,415,000		13,415,000
Region XI - Davao	7,624,000		7,624,000

Regional Field Unit - XI	7,624,000		7,624,000
Region XII - SOCCSKSARGEN	8,262,000		8,262,000

Regional Field Unit - XII	8,262,000		8,262,000
Region XIII - Caraga	12,301,000		12,301,000

Regional Field Unit - XIII	12,301,000		12,301,000
Rice Competitiveness Enhancement Program	4,000,000,000	6,000,000,000	10,000,000,000

National Capital Region (NCR)	4,000,000,000	6,000,000,000	10,000,000,000

Central Office	4,000,000,000	6,000,000,000	10,000,000,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	131
DEPARTMENT OF AGRICULTURE

Implementation of the KADIWA ni ANI at KITA Program	467,000,000		467,000,000

National Capital Region (NCR)	467,000,000		467,000,000

Central Office	467,000,000		467,000,000
National Soil Health Program	193,524,000	722,500,000	916,024,000

National Capital Region (NCR)	193,524,000	722,500,000	916,024,000

Bureau of Soils and Water Management	193,524,000	722,500,000	916,024,000
Updating of the Registry System for Basic Sectors in Agriculture (RSBSA)	183,766,000	19,140,000	202,906,000

National Capital Region (NCR)	34,856,000	10,609,000	45,465,000

Central Office	34,856,000	10,609,000	45,465,000
Region I - Ilocos	10,820,000	160,000	10,980,000

Regional Field Unit - I	10,820,000	160,000	10,980,000
Cordillera Administrative Region (CAR)	8,879,000	197,000	9,076,000

Regional Field Unit - CAR	8,879,000	197,000	9,076,000
Region II - Cagayan Valley	13,503,000	1,222,000	14,725,000

Regional Field Unit - II	13,503,000	1,222,000	14,725,000
Region III - Central Luzon	15,506,000	1,268,000	16,774,000

Regional Field Unit - III	15,506,000	1,268,000	16,774,000
Region IVA - CALABARZON	9,475,000	1,258,000	10,733,000

Regional Field Unit - IVA	9,475,000	1,258,000	10,733,000
Region IVB - MIMAROPA	9,229,000		9,229,000

Regional Field Unit - IVB	9,229,000		9,229,000
Region V - Bicol	8,724,000	689,000	9,413,000

Regional Field Unit - V	8,724,000	689,000	9,413,000
Region VI - Western Visayas	9,936,000	261,000	10,197,000

Regional Field Unit - VI	9,936,000	261,000	10,197,000
Region VII - Central Visayas	9,084,000	1,138,000	10,222,000

Regional Field Unit - VII	9,084,000	1,138,000	10,222,000
Region VIII - Eastern Visayas	8,903,000	798,000	9,701,000

Regional Field Unit - VIII	8,903,000	798,000	9,701,000

132	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region IX - Zamboanga Peninsula	8,979,000	227,000	9,206,000

Regional Field Unit - IX	8,979,000	227,000	9,206,000
Region X - Northern Mindanao	8,470,000		8,470,000

Regional Field Unit - X	8,470,000		8,470,000
Region XI - Davao	8,292,000	240,000	8,532,000

Regional Field Unit - XI	8,292,000	240,000	8,532,000
Region XII - SOCCSKSARGEN	10,411,000	328,000	10,739,000

Regional Field Unit - XII	10,411,000	328,000	10,739,000
Region XIII - Caraga	8,699,000	745,000	9,444,000

Regional Field Unit - XIII	8,699,000	745,000	9,444,000
Special Area for Agricultural Development (SAAD) Phase 2	897,577,000	197,074,000	1,094,651,000

National Capital Region (NCR)	42,000,000	500,000	42,500,000

Central Office	42,000,000	500,000	42,500,000
Region I - Ilocos	27,540,000	10,010,000	37,550,000

Regional Field Unit - I	27,540,000	10,010,000	37,550,000
Cordillera Administrative Region (CAR)	64,800,000	12,863,000	77,663,000

Regional Field Unit - CAR	64,800,000	12,863,000	77,663,000
Region II - Cagayan Valley	31,500,000	12,000,000	43,500,000

Regional Field Unit - II	31,500,000	12,000,000	43,500,000
Region III - Central Luzon	41,105,000	11,000,000	52,105,000

Regional Field Unit - III	41,105,000	11,000,000	52,105,000
Region IVA - CALABARZON	34,594,000	5,000,000	39,594,000

Regional Field Unit - IVA	34,594,000	5,000,000	39,594,000
Region IVB - MIMAROPA	64,375,000	16,000,000	80,375,000

Regional Field Unit - IVB	64,375,000	16,000,000	80,375,000
Region V - Bicol	96,216,000	17,500,000	113,716,000

Regional Field Unit - V	96,216,000	17,500,000	113,716,000
Region VI - Western Visayas	39,958,000	14,145,000	54,103,000

Regional Field Unit - VI	39,958,000	14,145,000	54,103,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	133
DEPARTMENT OF AGRICULTURE

Region VII - Central Visayas	82,309,000	13,721,000	96,030,000

Regional Field Unit - VII	82,309,000	13,721,000	96,030,000
Region VIII - Eastern Visayas	98,750,000	20,000,000	118,750,000

Regional Field Unit - VIII	98,750,000	20,000,000	118,750,000
Region IX - Zamboanga Peninsula	58,000,000	19,000,000	77,000,000

Regional Field Unit - IX	58,000,000	19,000,000	77,000,000
Region X - Northern Mindanao	63,395,000	11,000,000	74,395,000

Regional Field Unit - X	63,395,000	11,000,000	74,395,000
Region XI - Davao	47,323,000	11,000,000	58,323,000

Regional Field Unit - XI	47,323,000	11,000,000	58,323,000
Region XII - SOCCSKSARGEN	57,556,000	13,500,000	71,056,000

Regional Field Unit - XII	57,556,000	13,500,000	71,056,000
Region XIII - Caraga	48,156,000	9,835,000	57,991,000

Regional Field Unit - XIII	48,156,000	9,835,000	57,991,000
Young Farmers Challenge Program	200,000,000		200,000,000

National Capital Region (NCR)	200,000,000		200,000,000

Central Office	200,000,000		200,000,000
Fuel Assistance to Farmers	510,447,000		510,447,000

National Capital Region (NCR)	510,447,000		510,447,000

Central Office	510,447,000		510,447,000
Establishment of Corn Grain Center including its Facilities		750,000,000	750,000,000

National Capital Region (NCR)		750,000,000	750,000,000

Central Office		750,000,000	750,000,000
Binhi ng Pag-asa Program	26,000,000	4,000,000	30,000,000

National Capital Region (NCR)	26,000,000	4,000,000	30,000,000

Agricultural Training Institute	26,000,000	4,000,000	30,000,000
Implementation of the Farmers and Fisherfolks Enterprise	50,000,000		50,000,000

National Capital Region (NCR)	50,000,000		50,000,000

Central Office	50,000,000		50,000,000

134	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Establishment of Greenhouse with Hydroponic Farming Technology, Libertad, Antique	5,000,000		5,000,000

Region VI - Western Visayas	5,000,000		5,000,000

Regional Field Unit - VI	5,000,000		5,000,000
Establishment of Inventory System of Locally-bred Plant Variety of Farmers Cooperative and Organizations	5,350,000	150,000	5,500,000

National Capital Region (NCR)	5,350,000	150,000	5,500,000

Bureau of Plant Industry	5,350,000	150,000	5,500,000
Mango Rehabilitation Program	50,000,000		50,000,000

National Capital Region (NCR)	50,000,000		50,000,000

Bureau of Plant Industry	50,000,000		50,000,000
Establishment of Public Agricultural Warehouse in Siocon, Zamboanga del Norte	5,000,000		5,000,000

Region IX - Zamboanga Peninsula	5,000,000		5,000,000

Regional Field Unit - IX	5,000,000		5,000,000
Distribution of Livestock, Poultry, and Other Animals to Farmers, Tandag, Surigao del Norte	5,000,000		5,000,000

National Capital Region (NCR)	5,000,000		5,000,000

Bureau of Animal Industry	5,000,000		5,000,000
Digital Agriculture Project	1,050,000,000		1,050,000,000

National Capital Region (NCR)	1,050,000,000		1,050,000,000

Central Office	1,050,000,000		1,050,000,000
Swine Industry Recovery Project	1,250,000,000		1,250,000,000

National Capital Region (NCR)	1,250,000,000		1,250,000,000

Central Office	1,250,000,000		1,250,000,000
Sheep and Goat Expansion Project	850,000,000		850,000,000

National Capital Region (NCR)	850,000,000		850,000,000

Central Office	850,000,000		850,000,000
Egg Industry Development Project	250,000,000		250,000,000

National Capital Region (NCR)	250,000,000		250,000,000

Central Office	250,000,000		250,000,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	135
DEPARTMENT OF AGRICULTURE

Cold Storage Expansion Project				500,000,000				500,000,000

National Capital Region (NCR)				500,000,000				500,000,000

Central Office				500,000,000				500,000,000
Development of Upland Irrigation Systems and Small Water Irrigation and Impounding Project						250,000,000		250,000,000

National Capital Region (NCR)						250,000,000		250,000,000

Central Office						250,000,000		250,000,000

Sub-total, Locally-Funded Project(s)				10,912,302,000		27,705,815,000		38,618,117,000

Total, Project(s)				10,912,302,000		27,705,815,000		38,618,117,000

TOTAL NEW APPROPRIATIONS	₱	4,136,857,000	₱	52,600,399,000	₱	39,278,660,000	₱	96,015,916,000

New Appropriations by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	2,824,923

Total Permanent Positions	2,824,923

Other Compensation Common to All
Personnel Economic Relief Allowance	148,776
Representation Allowance	18,954
Transportation Allowance	18,894
Clothing and Uniform Allowance	37,194
Mid-Year Bonus - Civilian	235,412
Year End Bonus	235,412
Cash Gift	30,995
Productivity Enhancement Incentive	30,995
Step Increment	7,064

Total Other Compensation Common to All	763,696

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	22,032
Magna Carta for Science & Technology Personnel	271,214
Quarters Allowance	84
Overseas Allowance	52,425

Total Other Compensation for Specific Groups	345,755

Other Benefits
PAG-IBIG Contributions	7,430

136	OFFICIAL GAZETTE	VOL. 119, NO. 52
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PhilHealth Contributions	62,309
Employees Compensation Insurance Premiums	7,430
Loyalty Award - Civilian	3,270
Terminal Leave	122,044

Total Other Benefits	202,483

Total Personnel Services	4,136,857

Maintenance and Other Operating Expenses
Travelling Expenses	757,233
Training and Scholarship Expenses	3,079,238
Supplies and Materials Expenses	10,010,276
Utility Expenses	405,811
Communication Expenses	166,269
Awards/Rewards and Prizes	139,571
Survey, Research, Exploration and Development Expenses	3,772
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	8,817
Professional Services	3,866,584
General Services	327,155
Repairs and Maintenance	636,451
Financial Assistance/ Subsidy	26,512,588
Taxes, Insurance Premiums and Other Fees	90,207
Labor and Wages	414,309
Other Maintenance and Operating Expenses
Advertising Expenses	124,168
Printing and Publication Expenses	99,763
Representation Expenses	316,319
Transportation and Delivery Expenses	34,834
Rent/Lease Expenses	147,099
Membership Dues and Contributions to Organizations	5,795
Subscription Expenses	36,735
Donations	3,640,763
Bank Transaction Fee	1,309
Other Maintenance and Operating Expenses	1,775,333

Total Maintenance and Other Operating Expenses	52,600,399

Total Current Operating Expenditures	56,737,256

Capital Outlays
Loans Outlay	1,000,000
Property, Plant and Equipment Outlay
Land Improvements Outlay	53,625
Infrastructure Outlay	21,826,113
Buildings and Other Structures	2,778,274
Machinery and Equipment Outlay	12,153,002
Transportation Equipment Outlay	678,275
Furniture, Fixtures and Books Outlay	1,424
Other Property Plant and Equipment Outlay	32,113
Biological Assets Outlay	746,334
Intangible Assets Outlay	9,500

Total Capital Outlays	39,278,660

TOTAL NEW APPROPRIATIONS	96,015,916

DECEMBER 25, 2023	OFFICIAL GAZETTE	137
DEPARTMENT OF AGRICULTURE

B. AGRICULTURAL CREDIT POLICY COUNCIL

For general administration and support, and operations, in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	₱	2,852,427,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	14,102,000	₱	16,981,000	₱		₱	31,083,000
Operations		25,810,000		45,534,000		2,750,000,000		2,821,344,000

AGRICULTURAL CREDIT PROGRAM		25,810,000		45,534,000		2,750,000,000		2,821,344,000

TOTAL NEW APPROPRIATIONS	₱	39,912,000	₱	62,515,000	₱	2,750,000,000	₱	2,852,427,000

Special Provision(s)

1. Agricultural Credit Facility. The amount of Two Billion Seven Hundred Seventy One Million Five Hundred Seventy One Thousand Pesos (₱2,771,571,000) appropriated herein for Agro-Industry Modernization Credit and Financing Program Administration includes the amount of Two Billion Seven Hundred Fifty Million Pesos (₱2,750,000,000) which shall be transferred to GFIs, cooperative banks, rural banks and viable non-government organizations, to be used exclusively for the establishment of a flexible credit facility for the benefit of small farmers and fisherfolk registered under the RSBSA, as an alternative to the rigid and stringent credit facilities usually provided by banks. For this purpose, the Agricultural Credit Policy Council (ACPC), in coordination with said GFIs and banks, shall formulate the guidelines for a streamlined and equitable access by the foregoing small farmers and fisherfolk to said credit facility.

2. Reporting and Posting Requirements. The ACPC shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) ACPC’s website.

The ACPC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	14,102,000	₱	16,981,000	₱	₱	31,083,000

Sub-total, General Administration and Support		14,102,000		16,981,000			31,083,000

138	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Operations
AGRICULTURAL CREDIT PROGRAM		25,810,000		45,534,000		2,750,000,000		2,821,344,000

Agro-Industry Modernization Credit and Financing Program (AMCFP) Administration		12,794,000		8,777,000		2,750,000,000		2,771,571,000
Policy formulation, research and advocacy, monitoring and evaluation of credit policies, plans and programs and capacity building		13,016,000		36,757,000				49,773,000

Sub-total, Operations		25,810,000		45,534,000		2,750,000,000		2,821,344,000

TOTAL NEW APPROPRIATIONS	₱	39,912,000	₱	62,515,000	₱	2,750,000,000	₱	2,852,427,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	29,968

Total Permanent Positions	29,968

Other Compensation Common to All
Personnel Economic Relief Allowance	864
Representation Allowance	1,236
Transportation Allowance	1,236
Clothing and Uniform Allowance	216
Mid-Year Bonus - Civilian	2,498
Year End Bonus	2,498
Cash Gift	180
Productivity Enhancement Incentive	180
Step Increment	75

Total Other Compensation Common to All	8,983

Other Benefits
PAG-IBIG Contributions	43
PhilHealth Contributions	589
Employees Compensation Insurance Premiums	43

Total Other Benefits	675

Non-Permanent Positions	286

Total Personnel Services	39,912

DECEMBER 25, 2023	OFFICIAL GAZETTE	139
DEPARTMENT OF AGRICULTURE

Maintenance and Other Operating Expenses
Travelling Expenses	6,500
Training and Scholarship Expenses	4,500
Supplies and Materials Expenses	3,824
Utility Expenses	2,350
Communication Expenses	6,485
Survey, Research, Exploration and Development Expenses	16,190
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	4,500
General Services	3,365
Repairs and Maintenance	1,425
Taxes, Insurance Premiums and Other Fees	146
Other Maintenance and Operating Expenses
Advertising Expenses	15
Printing and Publication Expenses	75
Representation Expenses	660
Rent/Lease Expenses	2,630
Subscription Expenses	7,900
Bank Transaction Fee	11
Other Maintenance and Operating Expenses	1,789

Total Maintenance and Other Operating Expenses	62,515

Total Current Operating Expenditures	102,427

Capital Outlays
Loans Outlay	2,750,000

Total Capital Outlays	2,750,000

TOTAL NEW APPROPRIATIONS	2,852,427

C. BUREAU OF FISHERIES AND AQUATIC RESOURCES

For general administration and support, support to operations, and operations, including locally-funded project(s), in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	₱	9,654,143,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	179,847,000	₱	375,054,000	₱	14,370,000	₱	569,271,000
Support to Operations		12,492,000		866,062,000		124,320,000		1,002,874,000
Operations		719,305,000		3,286,609,000		2,414,781,000		6,420,695,000

FISHERIES DEVELOPMENT PROGRAM		250,780,000		1,366,668,000		787,489,000		2,404,937,000

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FISHERIES REGULATORY AND LAW
ENFORCEMENT PROGRAM		420,011,000		1,314,667,000		1,627,292,000		3,361,970,000
FISHERIES EXTENSION PROGRAM		48,514,000		569,372,000				617,886,000
FISHERIES POLICY PROGRAM				35,902,000				35,902,000

Total, Regular Programs		911,644,000		4,527,725,000		2,553,471,000		7,992,840,000

B. PROJECT(S)
Locally-Funded Project(s)				1,661,303,000				1,661,303,000

Total, Project(s)				1,661,303,000				1,661,303,000

TOTAL NEW APPROPRIATIONS	₱	911,644,000	₱	6,189,028,000	₱	2,553,471,000	₱	9,654,143,000

Special Provision(s)

1. Wildlife Management Fund. In addition to the amounts appropriated herein, Fifty Million Pesos (₱50,000,000) shall be used for the rehabilitation or restoration of declared aquatic critical habitats, all aquatic resources and all marine mammals except dugong, as well as scientific research support, and enforcement and monitoring activities of the BFAR, sourced from donations, contributions, endowments and fines imposed for violations within its jurisdiction, constituted into the Wildlife Management Fund pursuant to Section 29 in relation to Section 4 of R.A. No. 9147.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

2. Fisheries Management Fund. In addition to the amounts appropriated herein, Thirteen Million Pesos (₱13,000,000) shall be used for the conservation, preservation, protection, management, development and regulation of fishery and aquatic resources, research and development and capability building of the various stakeholders including provision for scholarships, supplementary livelihood for poverty alleviation, and improvement of productivity and processes of the various stakeholders, in accordance with the allocation provided under Section 19 of R.A. No. 10654, sourced from proceeds of the sale of forfeited fish, fishing gears, paraphernalia and fishing vessels, endowments, grants, donations, and administrative fines and penalties imposed under the same Act, constituted into the Fisheries Management Fund pursuant to the same provision.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

3. National Fisheries Program. The amount of Seven Billion Three Hundred Sixty Two Million Six Hundred Ninety Three Thousand Pesos (₱7,362,693,000) appropriated herein for the National Fisheries Program shall be implemented with priority given to: (i) areas where the majority of small fisherfolk registered under the RSBSA are located; and (ii) provinces or regions where the absolute number of poor fisherfolk and the incidence of poverty are high as identified in the latest official poverty statistics of the PSA.

4. Postharvest Equipment and Facilities. The amount of Twenty Seven Million Six Hundred Seven Thousand Pesos (₱27,607,000) appropriated herein for the implementation of the Provision of Fishery On-Farm/Postharvest Equipment and Facilities shall be used for the construction of on-farm/postharvest facilities and/or procurement of the on-farm/postharvest equipment.

Upon completion of the construction and/or procurement of the postharvest equipment and facilities, the BFAR shall turn over the management and ownership thereof to the LGUs or fisherfolk organizations concerned, which shall commit to shoulder maintenance and repair costs.

5. Fuel Assistance to Fisherfolk. The amount of Four Hundred Sixty Nine Million Five Hundred Fifty Three Thousand Pesos (₱469,553,000) appropriated herein for Fuel Assistance to Fisherfolk shall be used for fuel assistance, inclusive of the operating expense incurred in the distribution, to fisherfolk: Provided, That the fisherfolk beneficiary owns and operates a motorized fishing vessel individually or through a fisherfolk organization, cooperative or association: Provided, further, That the fisherfolk beneficiary should be listed in the registry system of the DA, mainly in the RSBSA: Provided, finally, That their fishing vessels are duly registered in the integrated boat registry system or BFAR’s Boat Registration or LGU boat registry system.

The grant of the subsidy to the intended beneficiaries by the DA shall be subject to the issuance by the DOE of a certification that the actual average price, for one (1) calendar month, of Dubai crude oil based on Mean of Platts Singapore per barrel has reached Eighty Dollars (USD80).

The DA, through the BFAR Central Office and Regional Offices, shall implement the program and are authorized to deduct one and a half percent (1.5%) of the said amount for administrative and other operational expenses.

Implementation of the program shall be subject to the guidelines to be issued by the DA, in coordination with the DBM and DOE.

6. Reporting and Posting Requirements. The BFAR shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) BFAR’s website.

The BFAR shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

7. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

DECEMBER 25, 2023	OFFICIAL GAZETTE	141
DEPARTMENT OF AGRICULTURE

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	152,155,000	₱	375,054,000	₱	14,370,000	₱	541,579,000

National Capital Region (NCR)		45,327,000		139,466,000		6,075,000		190,868,000

Central Office		43,120,000		114,098,000				157,218,000
Regional Office - NCR		2,207,000		25,368,000		6,075,000		33,650,000
Region I - Ilocos		6,594,000		10,472,000				17,066,000

Regional Office - I		6,594,000		10,472,000				17,066,000
Cordillera Administrative Region (CAR)		4,818,000		15,097,000				19,915,000

Regional Office - CAR		4,818,000		15,097,000				19,915,000
Region II - Cagayan Valley		8,128,000		12,667,000				20,795,000

Regional Office - II		8,128,000		12,667,000				20,795,000
Region III - Central Luzon		6,954,000		15,035,000				21,989,000

Regional Office - III		6,954,000		15,035,000				21,989,000
Region IVA - CALABARZON		10,949,000		17,825,000				28,774,000

Regional Office - IVA		10,949,000		17,825,000				28,774,000
Region IVB - MIMAROPA		8,159,000		16,090,000		8,295,000		32,544,000

Regional Office - IVB		8,159,000		16,090,000		8,295,000		32,544,000
Region V - Bicol		8,498,000		24,461,000				32,959,000

Regional Office - V		8,498,000		24,461,000				32,959,000
Region VI - Western Visayas		6,831,000		14,236,000				21,067,000

Regional Office - VI		6,831,000		14,236,000				21,067,000
Region VII - Central Visayas		9,183,000		13,740,000				22,923,000

Regional Office - VII		9,183,000		13,740,000				22,923,000

142	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region VIII - Eastern Visayas	7,692,000	22,108,000	29,800,000

Regional Office - VIII	7,692,000	22,108,000	29,800,000
Region IX - Zamboanga Peninsula	6,651,000	9,849,000	16,500,000

Regional Office - IX	6,651,000	9,849,000	16,500,000
Region X - Northern Mindanao	5,450,000	17,077,000	22,527,000

Regional Office - X	5,450,000	17,077,000	22,527,000
Region XI - Davao	6,892,000	19,075,000	25,967,000

Regional Office - XI	6,892,000	19,075,000	25,967,000
Region XII - SOCCSKSARGEN	4,442,000	11,652,000	16,094,000

Regional Office - XII	4,442,000	11,652,000	16,094,000
Region XIII - Caraga	5,587,000	16,204,000	21,791,000

Regional Office - XIII	5,587,000	16,204,000	21,791,000
Administration of Personnel Benefits	27,692,000		27,692,000

National Capital Region (NCR)	9,170,000		9,170,000

Central Office	9,170,000		9,170,000
Region I - Ilocos	534,000		534,000

Regional Office - I	534,000		534,000
Region II - Cagayan Valley	34,000		34,000

Regional Office - II	34,000		34,000
Region III - Central Luzon	1,696,000		1,696,000

Regional Office - III	1,696,000		1,696,000
Region IVA - CALABARZON	5,547,000		5,547,000

Regional Office - IVA	5,547,000		5,547,000
Region IVB - MIMAROPA	1,622,000		1,622,000

Regional Office - IVB	1,622,000		1,622,000
Region V - Bicol	2,193,000		2,193,000

Regional Office - V	2,193,000		2,193,000
Region VI - Western Visayas	1,242,000		1,242,000

Regional Office - VI	1,242,000		1,242,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	143
DEPARTMENT OF AGRICULTURE

Region VII - Central Visayas	832,000			832,000

Regional Office - VII	832,000			832,000
Region VIII - Eastern Visayas	1,241,000			1,241,000

Regional Office - VIII	1,241,000			1,241,000
Region IX - Zamboanga Peninsula	639,000			639,000

Regional Office - IX	639,000			639,000
Region X - Northern Mindanao	1,242,000			1,242,000

Regional Office - X	1,242,000			1,242,000
Region XI - Davao	1,327,000			1,327,000

Regional Office - XI	1,327,000			1,327,000
Region XII - SOCCSKSARGEN	373,000			373,000

Regional Office - XII	373,000			373,000

Sub-total, General Administration and Support	179,847,000	375,054,000	14,370,000	569,271,000

Support to Operations
Development of organizational policies, plans and procedures	6,888,000	821,135,000	124,320,000	952,343,000

National Capital Region (NCR)	6,888,000	785,092,000	124,320,000	916,300,000

Central Office	6,888,000	784,693,000	124,320,000	915,901,000
Regional Office - NCR		399,000		399,000
Region I - Ilocos		3,103,000		3,103,000

Regional Office - I		3,103,000		3,103,000
Cordillera Administrative Region (CAR)		1,441,000		1,441,000

Regional Office - CAR		1,441,000		1,441,000
Region II - Cagayan Valley		2,753,000		2,753,000

Regional Office - II		2,753,000		2,753,000
Region III - Central Luzon		1,461,000		1,461,000

Regional Office - III		1,461,000		1,461,000
Region IVA - CALABARZON		1,870,000		1,870,000

Regional Office - IVA		1,870,000		1,870,000
Region IVB - MIMAROPA		3,315,000		3,315,000

Regional Office - IVB		3,315,000		3,315,000

144	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region V - Bicol		1,861,000	1,861,000

Regional Office - V		1,861,000	1,861,000
Region VI - Western Visayas		1,523,000	1,523,000

Regional Office - VI		1,523,000	1,523,000
Region VII - Central Visayas		1,512,000	1,512,000

Regional Office - VII		1,512,000	1,512,000
Region VIII - Eastern Visayas		2,899,000	2,899,000

Regional Office - VIII		2,899,000	2,899,000
Region IX - Zamboanga Peninsula		2,509,000	2,509,000

Regional Office - IX		2,509,000	2,509,000
Region X - Northern Mindanao		3,250,000	3,250,000

Regional Office - X		3,250,000	3,250,000
Region XI - Davao		2,288,000	2,288,000

Regional Office - XI		2,288,000	2,288,000
Region XII - SOCCSKSARGEN		2,681,000	2,681,000

Regional Office - XII		2,681,000	2,681,000
Region XIII - Caraga		3,577,000	3,577,000

Regional Office - XIII		3,577,000	3,577,000
Legal and advisory services	5,604,000	44,927,000	50,531,000

National Capital Region (NCR)	5,604,000	23,471,000	29,075,000

Central Office	5,604,000	23,471,000	29,075,000
Region I - Ilocos		1,813,000	1,813,000

Regional Office - I		1,813,000	1,813,000
Cordillera Administrative Region (CAR)		52,000	52,000

Regional Office - CAR		52,000	52,000
Region II - Cagayan Valley		1,355,000	1,355,000

Regional Office - II		1,355,000	1,355,000
Region III - Central Luzon		1,351,000	1,351,000

Regional Office - III		1,351,000	1,351,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	145
DEPARTMENT OF AGRICULTURE

Region IVA - CALABARZON		1,419,000		1,419,000

Regional Office - IVA		1,419,000		1,419,000
Region IVB - MIMAROPA		2,100,000		2,100,000

Regional Office - IVB		2,100,000		2,100,000
Region V - Bicol		1,522,000		1,522,000

Regional Office - V		1,522,000		1,522,000
Region VI - Western Visayas		1,699,000		1,699,000

Regional Office - VI		1,699,000		1,699,000
Region VII - Central Visayas		1,333,000		1,333,000

Regional Office - VII		1,333,000		1,333,000
Region VIII - Eastern Visayas		1,429,000		1,429,000

Regional Office - VIII		1,429,000		1,429,000
Region IX - Zamboanga Peninsula		1,296,000		1,296,000

Regional Office - IX		1,296,000		1,296,000
Region X - Northern Mindanao		1,271,000		1,271,000

Regional Office - X		1,271,000		1,271,000
Region XI - Davao		1,631,000		1,631,000

Regional Office - XI		1,631,000		1,631,000
Region XII - SOCCSKSARGEN		1,683,000		1,683,000

Regional Office - XII		1,683,000		1,683,000
Region XIII - Caraga		1,502,000		1,502,000

Regional Office - XIII		1,502,000		1,502,000

Sub-total, Support to Operations	12,492,000	866,062,000	124,320,000	1,002,874,000

Operations
FISHERIES DEVELOPMENT PROGRAM	250,780,000	1,366,668,000	787,489,000	2,404,937,000

CAPTURE FISHERIES SUB-PROGRAM	6,933,000	436,384,000	567,000,000	1,010,317,000

Fishing gear/paraphernalia distribution	6,933,000	436,384,000	567,000,000	1,010,317,000

National Capital Region (NCR)	6,933,000	284,071,000	567,000,000	858,004,000

146	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Central Office	6,933,000	283,384,000	567,000,000	857,317,000
Regional Office - NCR		687,000		687,000
Region I - Ilocos		6,537,000		6,537,000

Regional Office - I		6,537,000		6,537,000
Cordillera Administrative Region (CAR)		1,767,000		1,767,000

Regional Office - CAR		1,767,000		1,767,000
Region II - Cagayan Valley		8,303,000		8,303,000

Regional Office - II		8,303,000		8,303,000
Region III - Central Luzon		19,672,000		19,672,000

Regional Office - III		19,672,000		19,672,000
Region IVA - CALABARZON		6,299,000		6,299,000

Regional Office - IVA		6,299,000		6,299,000
Region IVB - MIMAROPA		12,181,000		12,181,000

Regional Office - IVB		12,181,000		12,181,000
Region V - Bicol		9,253,000		9,253,000

Regional Office - V		9,253,000		9,253,000
Region VI - Western Visayas		4,695,000		4,695,000

Regional Office - VI		4,695,000		4,695,000
Region VII - Central Visayas		27,411,000		27,411,000

Regional Office - VII		27,411,000		27,411,000
Region VIII - Eastern Visayas		9,189,000		9,189,000

Regional Office - VIII		9,189,000		9,189,000
Region IX - Zamboanga Peninsula		6,581,000		6,581,000

Regional Office - IX		6,581,000		6,581,000
Region X - Northern Mindanao		11,575,000		11,575,000

Regional Office - X		11,575,000		11,575,000
Region XI - Davao		2,552,000		2,552,000

Regional Office - XI		2,552,000		2,552,000
Region XII - SOCCSKSARGEN		20,130,000		20,130,000

Regional Office - XII		20,130,000		20,130,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	147
DEPARTMENT OF AGRICULTURE

Region XIII - Caraga		6,168,000		6,168,000

Regional Office - XIII		6,168,000		6,168,000
AQUACULTURE SUB-PROGRAM	148,192,000	860,498,000	220,489,000	1,229,179,000

Fisheries production and distribution	142,196,000	590,490,000	36,830,000	769,516,000

National Capital Region (NCR)	23,843,000	273,250,000	36,830,000	333,923,000

Central Office	23,843,000	273,147,000	36,830,000	333,820,000
Regional Office - NCR		103,000		103,000
Region I - Ilocos	8,694,000	25,634,000		34,328,000

Regional Office - I	8,694,000	25,634,000		34,328,000
Cordillera Administrative Region (CAR)	2,761,000	11,001,000		13,762,000

Regional Office - CAR	2,761,000	11,001,000		13,762,000
Region II - Cagayan Valley	11,607,000	14,850,000		26,457,000

Regional Office - II	11,607,000	14,850,000		26,457,000
Region III - Central Luzon	7,612,000	22,572,000		30,184,000

Regional Office - III	7,612,000	22,572,000		30,184,000
Region IVA - CALABARZON	5,835,000	15,880,000		21,715,000

Regional Office - IVA	5,835,000	15,880,000		21,715,000
Region IVB - MIMAROPA	8,627,000	19,014,000		27,641,000

Regional Office - IVB	8,627,000	19,014,000		27,641,000
Region V - Bicol	16,532,000	23,404,000		39,936,000

Regional Office - V	16,532,000	23,404,000		39,936,000
Region VI - Western Visayas	4,941,000	19,205,000		24,146,000

Regional Office - VI	4,941,000	19,205,000		24,146,000
Region VII - Central Visayas	12,256,000	36,163,000		48,419,000

Regional Office - VII	12,256,000	36,163,000		48,419,000
Region VIII - Eastern Visayas	14,368,000	39,044,000		53,412,000

Regional Office - VIII	14,368,000	39,044,000		53,412,000
Region IX - Zamboanga Peninsula	2,873,000	20,689,000		23,562,000

Regional Office - IX	2,873,000	20,689,000		23,562,000

148	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region X - Northern Mindanao	12,863,000	20,172,000		33,035,000

Regional Office - X	12,863,000	20,172,000		33,035,000
Region XI - Davao	3,219,000	17,766,000		20,985,000

Regional Office - XI	3,219,000	17,766,000		20,985,000
Region XII - SOCCSKSARGEN	998,000	14,605,000		15,603,000

Regional Office - XII	998,000	14,605,000		15,603,000
Region XIII - Caraga	5,167,000	17,241,000		22,408,000

Regional Office - XIII	5,167,000	17,241,000		22,408,000
Operation and management of production facilities	5,996,000	270,008,000	183,659,000	459,663,000

National Capital Region (NCR)	5,996,000	154,837,000	183,659,000	344,492,000

Central Office	5,996,000	154,837,000	183,659,000	344,492,000
Region I - Ilocos		7,416,000		7,416,000

Regional Office - I		7,416,000		7,416,000
Cordillera Administrative Region (CAR)		2,697,000		2,697,000

Regional Office - CAR		2,697,000		2,697,000
Region II - Cagayan Valley		13,088,000		13,088,000

Regional Office - II		13,088,000		13,088,000
Region III - Central Luzon		7,861,000		7,861,000

Regional Office - III		7,861,000		7,861,000
Region IVA - CALABARZON		3,518,000		3,518,000

Regional Office - IVA		3,518,000		3,518,000
Region IVB - MIMAROPA		8,041,000		8,041,000

Regional Office - IVB		8,041,000		8,041,000
Region V - Bicol		12,297,000		12,297,000

Regional Office - V		12,297,000		12,297,000
Region VI - Western Visayas		2,731,000		2,731,000

Regional Office - VI		2,731,000		2,731,000
Region VII - Central Visayas		10,530,000		10,530,000

Regional Office - VII		10,530,000		10,530,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	149
DEPARTMENT OF AGRICULTURE

Region VIII - Eastern Visayas		13,448,000	13,448,000

Regional Office - VIII		13,448,000	13,448,000
Region IX - Zamboanga Peninsula		1,590,000	1,590,000

Regional Office - IX		1,590,000	1,590,000
Region X - Northern Mindanao		6,307,000	6,307,000

Regional Office - X		6,307,000	6,307,000
Region XI - Davao		5,298,000	5,298,000

Regional Office - XI		5,298,000	5,298,000
Region XII - SOCCSKSARGEN		12,625,000	12,625,000

Regional Office - XII		12,625,000	12,625,000
Region XIII - Caraga		7,724,000	7,724,000

Regional Office - XIII		7,724,000	7,724,000
POSTHARVEST SUB-PROGRAM	18,882,000	27,607,000	46,489,000

Provision of fishery on-farm/ postharvest equipment and facilities	18,882,000	27,607,000	46,489,000

National Capital Region (NCR)	18,882,000	5,904,000	24,786,000

Central Office	18,882,000	5,440,000	24,322,000
Regional Office - NCR		464,000	464,000
Region I - Ilocos		1,033,000	1,033,000

Regional Office - I		1,033,000	1,033,000
Cordillera Administrative Region (CAR)		331,000	331,000

Regional Office - CAR		331,000	331,000
Region II - Cagayan Valley		311,000	311,000

Regional Office - II		311,000	311,000
Region III - Central Luzon		2,243,000	2,243,000

Regional Office - III		2,243,000	2,243,000
Region IVA - CALABARZON		183,000	183,000

Regional Office - IVA		183,000	183,000
Region IVB - MIMAROPA		651,000	651,000

Regional Office - IVB		651,000	651,000

150	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region V - Bicol		3,493,000	3,493,000

Regional Office - V		3,493,000	3,493,000
Region VI - Western Visayas		1,767,000	1,767,000

Regional Office - VI		1,767,000	1,767,000
Region VII - Central Visayas		1,218,000	1,218,000

Regional Office - VII		1,218,000	1,218,000
Region VIII - Eastern Visayas		1,163,000	1,163,000

Regional Office - VIII		1,163,000	1,163,000
Region IX - Zamboanga Peninsula		748,000	748,000

Regional Office - IX		748,000	748,000
Region X - Northern Mindanao		919,000	919,000

Regional Office - X		919,000	919,000
Region XI - Davao		5,428,000	5,428,000

Regional Office - XI		5,428,000	5,428,000
Region XII - SOCCSKSARGEN		1,205,000	1,205,000

Regional Office - XII		1,205,000	1,205,000
Region XIII - Caraga		1,010,000	1,010,000

Regional Office - XIII		1,010,000	1,010,000
MARKET DEVELOPMENT SUB-PROGRAM	76,773,000	42,179,000	118,952,000

Market development services	76,773,000	42,179,000	118,952,000

National Capital Region (NCR)	5,817,000	31,300,000	37,117,000

Central Office	5,817,000	29,489,000	35,306,000
Regional Office - NCR		1,811,000	1,811,000
Region I - Ilocos	5,339,000	1,288,000	6,627,000

Regional Office - I	5,339,000	1,288,000	6,627,000
Cordillera Administrative Region (CAR)	3,225,000	677,000	3,902,000

Regional Office - CAR	3,225,000	677,000	3,902,000
Region II - Cagayan Valley	6,529,000	475,000	7,004,000

Regional Office - II	6,529,000	475,000	7,004,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	151
DEPARTMENT OF AGRICULTURE

Region III - Central Luzon	5,906,000	673,000		6,579,000

Regional Office - III	5,906,000	673,000		6,579,000
Region IVA - CALABARZON	5,235,000	715,000		5,950,000

Regional Office - IVA	5,235,000	715,000		5,950,000
Region IVB - MIMAROPA	4,520,000	476,000		4,996,000

Regional Office - IVB	4,520,000	476,000		4,996,000
Region V - Bicol	5,054,000	822,000		5,876,000

Regional Office - V	5,054,000	822,000		5,876,000
Region VI - Western Visayas	4,449,000	438,000		4,887,000

Regional Office - VI	4,449,000	438,000		4,887,000
Region VII - Central Visayas	4,107,000	840,000		4,947,000

Regional Office - VII	4,107,000	840,000		4,947,000
Region VIII - Eastern Visayas	6,019,000	692,000		6,711,000

Regional Office - VIII	6,019,000	692,000		6,711,000
Region IX - Zamboanga Peninsula	2,744,000	554,000		3,298,000

Regional Office - IX	2,744,000	554,000		3,298,000
Region X - Northern Mindanao	6,049,000	1,007,000		7,056,000

Regional Office - X	6,049,000	1,007,000		7,056,000
Region XI - Davao	3,427,000	639,000		4,066,000

Regional Office - XI	3,427,000	639,000		4,066,000
Region XII - SOCCSKSARGEN	2,876,000	912,000		3,788,000

Regional Office - XII	2,876,000	912,000		3,788,000
Region XIII - Caraga	5,477,000	671,000		6,148,000

Regional Office - XIII	5,477,000	671,000		6,148,000
FISHERIES REGULATORY AND LAW ENFORCEMENT PROGRAM	420,011,000	1,314,667,000	1,627,292,000	3,361,970,000

Monitoring, control and surveillance	56,657,000	843,008,000	1,600,000,000	2,499,665,000

National Capital Region (NCR)	23,894,000	740,959,000	1,600,000,000	2,364,853,000

Central Office	23,894,000	740,530,000	1,600,000,000	2,364,424,000
Regional Office - NCR		429,000		429,000

152	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region I - Ilocos	1,439,000	5,527,000	6,966,000

Regional Office - I	1,439,000	5,527,000	6,966,000
Cordillera Administrative Region (CAR)		118,000	118,000

Regional Office - CAR		118,000	118,000
Region II - Cagayan Valley	4,325,000	12,327,000	16,652,000

Regional Office - II	4,325,000	12,327,000	16,652,000
Region III - Central Luzon	2,870,000	15,199,000	18,069,000

Regional Office - III	2,870,000	15,199,000	18,069,000
Region IVA - CALABARZON	1,444,000	2,871,000	4,315,000

Regional Office - IVA	1,444,000	2,871,000	4,315,000
Region IVB - MIMAROPA	2,869,000	8,001,000	10,870,000

Regional Office - IVB	2,869,000	8,001,000	10,870,000
Region V - Bicol	3,999,000	9,992,000	13,991,000

Regional Office - V	3,999,000	9,992,000	13,991,000
Region VI - Western Visayas	971,000	5,762,000	6,733,000

Regional Office - VI	971,000	5,762,000	6,733,000
Region VII - Central Visayas	2,567,000	9,532,000	12,099,000

Regional Office - VII	2,567,000	9,532,000	12,099,000
Region VIII - Eastern Visayas	2,541,000	7,910,000	10,451,000

Regional Office - VIII	2,541,000	7,910,000	10,451,000
Region IX - Zamboanga Peninsula	2,881,000	6,226,000	9,107,000

Regional Office - IX	2,881,000	6,226,000	9,107,000
Region X - Northern Mindanao	1,428,000	5,537,000	6,965,000

Regional Office - X	1,428,000	5,537,000	6,965,000
Region XI - Davao	1,439,000	5,157,000	6,596,000

Regional Office - XI	1,439,000	5,157,000	6,596,000
Region XII - SOCCSKSARGEN	1,132,000	2,989,000	4,121,000

Regional Office - XII	1,132,000	2,989,000	4,121,000
Region XIII - Caraga	2,858,000	4,901,000	7,759,000

Regional Office - XIII	2,858,000	4,901,000	7,759,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	153
DEPARTMENT OF AGRICULTURE

Quality control and inspection	72,121,000	89,538,000	5,292,000	166,951,000

National Capital Region (NCR)	7,322,000	49,173,000	5,292,000	61,787,000

Central Office	7,322,000	49,104,000	5,292,000	61,718,000
Regional Office - NCR		69,000		69,000
Region I - Ilocos	4,905,000	1,960,000		6,865,000

Regional Office - I	4,905,000	1,960,000		6,865,000
Cordillera Administrative Region (CAR)		562,000		562,000

Regional Office - CAR		562,000		562,000
Region II - Cagayan Valley	5,418,000	1,355,000		6,773,000

Regional Office - II	5,418,000	1,355,000		6,773,000
Region III - Central Luzon	3,772,000	1,802,000		5,574,000

Regional Office - III	3,772,000	1,802,000		5,574,000
Region IVA - CALABARZON	4,564,000	8,613,000		13,177,000

Regional Office - IVA	4,564,000	8,613,000		13,177,000
Region IVB - MIMAROPA	4,641,000	3,410,000		8,051,000

Regional Office - IVB	4,641,000	3,410,000		8,051,000
Region V - Bicol	4,662,000	1,889,000		6,551,000

Regional Office - V	4,662,000	1,889,000		6,551,000
Region VI - Western Visayas	4,655,000	2,509,000		7,164,000

Regional Office - VI	4,655,000	2,509,000		7,164,000
Region VII - Central Visayas	4,288,000	4,782,000		9,070,000

Regional Office - VII	4,288,000	4,782,000		9,070,000
Region VIII - Eastern Visayas	5,106,000	2,566,000		7,672,000

Regional Office - VIII	5,106,000	2,566,000		7,672,000
Region IX - Zamboanga Peninsula	3,563,000	1,095,000		4,658,000

Regional Office - IX	3,563,000	1,095,000		4,658,000
Region X - Northern Mindanao	4,453,000	2,143,000		6,596,000

Regional Office - X	4,453,000	2,143,000		6,596,000
Region XI - Davao	5,445,000	1,866,000		7,311,000

Regional Office - XI	5,445,000	1,866,000		7,311,000

154	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region XII - SOCCSKSARGEN	4,224,000	3,823,000	8,047,000

Regional Office - XII	4,224,000	3,823,000	8,047,000
Region XIII - Caraga	5,103,000	1,990,000	7,093,000

Regional Office - XIII	5,103,000	1,990,000	7,093,000
Quarantine, registration and licensing	102,201,000	39,950,000	142,151,000

National Capital Region (NCR)	8,989,000	13,684,000	22,673,000

Central Office	8,989,000	13,210,000	22,199,000
Regional Office - NCR		474,000	474,000
Region I - Ilocos	6,648,000	3,075,000	9,723,000

Regional Office - I	6,648,000	3,075,000	9,723,000
Cordillera Administrative Region (CAR)	2,758,000		2,758,000

Regional Office - CAR	2,758,000		2,758,000
Region II - Cagayan Valley	7,569,000	749,000	8,318,000

Regional Office - II	7,569,000	749,000	8,318,000
Region III - Central Luzon	6,462,000	1,509,000	7,971,000

Regional Office - III	6,462,000	1,509,000	7,971,000
Region IVA - CALABARZON	4,730,000	6,417,000	11,147,000

Regional Office - IVA	4,730,000	6,417,000	11,147,000
Region IVB - MIMAROPA	5,047,000	3,437,000	8,484,000

Regional Office - IVB	5,047,000	3,437,000	8,484,000
Region V - Bicol	4,845,000	1,953,000	6,798,000

Regional Office - V	4,845,000	1,953,000	6,798,000
Region VI - Western Visayas	5,860,000	1,502,000	7,362,000

Regional Office - VI	5,860,000	1,502,000	7,362,000
Region VII - Central Visayas	8,173,000	530,000	8,703,000

Regional Office - VII	8,173,000	530,000	8,703,000
Region VIII - Eastern Visayas	8,019,000	1,429,000	9,448,000

Regional Office - VIII	8,019,000	1,429,000	9,448,000
Region IX - Zamboanga Peninsula	6,861,000	634,000	7,495,000

Regional Office - IX	6,861,000	634,000	7,495,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	155
DEPARTMENT OF AGRICULTURE

Region X - Northern Mindanao	6,165,000	1,075,000		7,240,000

Regional Office - X	6,165,000	1,075,000		7,240,000
Region XI - Davao	6,420,000	1,473,000		7,893,000

Regional Office - XI	6,420,000	1,473,000		7,893,000
Region XII - SOCCSKSARGEN	6,769,000	943,000		7,712,000

Regional Office - XII	6,769,000	943,000		7,712,000
Region XIII - Caraga	6,886,000	1,540,000		8,426,000

Regional Office - XIII	6,886,000	1,540,000		8,426,000
Coastal and inland fisheries resource management	189,032,000	342,171,000	22,000,000	553,203,000

National Capital Region (NCR)	10,297,000	208,379,000	22,000,000	240,676,000

Central Office	10,297,000	206,605,000	22,000,000	238,902,000
Regional Office - NCR		1,774,000		1,774,000
Region I - Ilocos	10,184,000	10,411,000		20,595,000

Regional Office - I	10,184,000	10,411,000		20,595,000
Cordillera Administrative Region (CAR)	8,065,000	3,463,000		11,528,000

Regional Office - CAR	8,065,000	3,463,000		11,528,000
Region II - Cagayan Valley	11,951,000	8,491,000		20,442,000

Regional Office - II	11,951,000	8,491,000		20,442,000
Region III - Central Luzon	16,153,000	20,616,000		36,769,000

Regional Office - III	16,153,000	20,616,000		36,769,000
Region IVA - CALABARZON	13,120,000	10,197,000		23,317,000

Regional Office - IVA	13,120,000	10,197,000		23,317,000
Region IVB - MIMAROPA	12,764,000	3,699,000		16,463,000

Regional Office - IVB	12,764,000	3,699,000		16,463,000
Region V - Bicol	13,592,000	10,212,000		23,804,000

Regional Office - V	13,592,000	10,212,000		23,804,000
Region VI - Western Visayas	16,661,000	11,925,000		28,586,000

Regional Office - VI	16,661,000	11,925,000		28,586,000
Region VII - Central Visayas	11,510,000	12,845,000		24,355,000

Regional Office - VII	11,510,000	12,845,000		24,355,000

156	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region VIII - Eastern Visayas	14,259,000	7,275,000	21,534,000

Regional Office - VIII	14,259,000	7,275,000	21,534,000
Region IX - Zamboanga Peninsula	10,857,000	4,665,000	15,522,000

Regional Office - IX	10,857,000	4,665,000	15,522,000
Region X - Northern Mindanao	11,712,000	7,245,000	18,957,000

Regional Office - X	11,712,000	7,245,000	18,957,000
Region XI - Davao	8,369,000	6,400,000	14,769,000

Regional Office - XI	8,369,000	6,400,000	14,769,000
Region XII - SOCCSKSARGEN	7,517,000	5,652,000	13,169,000

Regional Office - XII	7,517,000	5,652,000	13,169,000
Region XIII - Caraga	12,021,000	10,696,000	22,717,000

Regional Office - XIII	12,021,000	10,696,000	22,717,000
FISHERIES EXTENSION PROGRAM	48,514,000	569,372,000	617,886,000

Extension Support, Education and Training Services (ESETS)	48,514,000	569,372,000	617,886,000

National Capital Region (NCR)	4,825,000	134,334,000	139,159,000

Central Office	3,495,000	131,243,000	134,738,000
Regional Office - NCR	1,330,000	3,091,000	4,421,000
Region I - Ilocos	3,454,000	26,657,000	30,111,000

Regional Office - I	3,454,000	26,657,000	30,111,000
Cordillera Administrative Region (CAR)	2,784,000	24,431,000	27,215,000

Regional Office - CAR	2,784,000	24,431,000	27,215,000
Region II - Cagayan Valley	3,854,000	44,028,000	47,882,000

Regional Office - II	3,854,000	44,028,000	47,882,000
Region III - Central Luzon	3,643,000	24,343,000	27,986,000

Regional Office - III	3,643,000	24,343,000	27,986,000
Region IVA - CALABARZON	2,904,000	19,195,000	22,099,000

Regional Office - IVA	2,904,000	19,195,000	22,099,000
Region IVB - MIMAROPA	3,451,000	28,803,000	32,254,000

Regional Office - IVB	3,451,000	28,803,000	32,254,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	157
DEPARTMENT OF AGRICULTURE

Region V - Bicol	1,429,000	34,345,000	35,774,000

Regional Office - V	1,429,000	34,345,000	35,774,000
Region VI - Western Visayas	2,896,000	30,003,000	32,899,000

Regional Office - VI	2,896,000	30,003,000	32,899,000
Region VII - Central Visayas	2,154,000	40,060,000	42,214,000

Regional Office - VII	2,154,000	40,060,000	42,214,000
Region VIII - Eastern Visayas	3,592,000	32,914,000	36,506,000

Regional Office - VIII	3,592,000	32,914,000	36,506,000
Region IX - Zamboanga Peninsula	1,424,000	25,703,000	27,127,000

Regional Office - IX	1,424,000	25,703,000	27,127,000
Region X - Northern Mindanao	1,989,000	22,620,000	24,609,000

Regional Office - X	1,989,000	22,620,000	24,609,000
Region XI - Davao	3,479,000	20,062,000	23,541,000

Regional Office - XI	3,479,000	20,062,000	23,541,000
Region XII - SOCCSKSARGEN	3,017,000	28,022,000	31,039,000

Regional Office - XII	3,017,000	28,022,000	31,039,000
Region XIII - Caraga	3,619,000	33,852,000	37,471,000

Regional Office - XIII	3,619,000	33,852,000	37,471,000
FISHERIES POLICY PROGRAM		35,902,000	35,902,000

Formulation, monitoring and evaluation of policies, plans and programs		35,902,000	35,902,000

National Capital Region (NCR)		32,613,000	32,613,000

Central Office		32,613,000	32,613,000
Region I - Ilocos		1,301,000	1,301,000

Regional Office - I		1,301,000	1,301,000
Cordillera Administrative Region (CAR)		391,000	391,000

Regional Office - CAR		391,000	391,000
Region II - Cagayan Valley		298,000	298,000

Regional Office - II		298,000	298,000
Region III - Central Luzon		29,000	29,000

Regional Office - III		29,000	29,000

158	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region IVA - CALABARZON		161,000		161,000

Regional Office - IVA		161,000		161,000
Region IVB - MIMAROPA		30,000		30,000

Regional Office - IVB		30,000		30,000
Region V - Bicol		424,000		424,000

Regional Office - V		424,000		424,000
Region VI - Western Visayas		12,000		12,000

Regional Office - VI		12,000		12,000
Region VII - Central Visayas		42,000		42,000

Regional Office - VII		42,000		42,000
Region VIII - Eastern Visayas		46,000		46,000

Regional Office - VIII		46,000		46,000
Region IX - Zamboanga Peninsula		41,000		41,000

Regional Office - IX		41,000		41,000
Region X - Northern Mindanao		31,000		31,000

Regional Office - X		31,000		31,000
Region XI - Davao		29,000		29,000

Regional Office - XI		29,000		29,000
Region XII - SOCCSKSARGEN		34,000		34,000

Regional Office - XII		34,000		34,000
Region XIII - Caraga		420,000		420,000

Regional Office - XIII		420,000		420,000

Sub-total, Operations	719,305,000	3,286,609,000	2,414,781,000	6,420,695,000

Total, Regular Programs	911,644,000	4,527,725,000	2,553,471,000	7,992,840,000

PROJECT(S)
Locally-Funded Project(s)
Special Area for Agricultural Development (SAAD) Phase 2		486,750,000		486,750,000

National Capital Region (NCR)		14,650,000		14,650,000

Central Office		14,650,000		14,650,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	159
DEPARTMENT OF AGRICULTURE

Region I - Ilocos	9,700,000	9,700,000

Regional Office - I	9,700,000	9,700,000
Cordillera Administrative Region (CAR)	34,000,000	34,000,000

Regional Office - CAR	34,000,000	34,000,000
Region II - Cagayan Valley	9,200,000	9,200,000

Regional Office - II	9,200,000	9,200,000
Region III - Central Luzon	9,700,000	9,700,000

Regional Office - III	9,700,000	9,700,000
Region IVA - CALABARZON	8,100,000	8,100,000

Regional Office - IVA	8,100,000	8,100,000
Region IVB - MIMAROPA	58,000,000	58,000,000

Regional Office - IVB	58,000,000	58,000,000
Region V - Bicol	48,600,000	48,600,000

Regional Office - V	48,600,000	48,600,000
Region VI - Western Visayas	24,000,000	24,000,000

Regional Office - VI	24,000,000	24,000,000
Region VII - Central Visayas	48,600,000	48,600,000

Regional Office - VII	48,600,000	48,600,000
Region VIII - Eastern Visayas	58,000,000	58,000,000

Regional Office - VIII	58,000,000	58,000,000
Region IX - Zamboanga Peninsula	24,000,000	24,000,000

Regional Office - IX	24,000,000	24,000,000
Region X - Northern Mindanao	24,000,000	24,000,000

Regional Office - X	24,000,000	24,000,000
Region XI - Davao	29,000,000	29,000,000

Regional Office - XI	29,000,000	29,000,000
Region XII - SOCCSKSARGEN	58,000,000	58,000,000

Regional Office - XII	58,000,000	58,000,000
Region XIII - Caraga	29,200,000	29,200,000

Regional Office - XIII	29,200,000	29,200,000

160	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Fuel Assistance to Fisherfolk				469,553,000				469,553,000

National Capital Region (NCR)				469,553,000				469,553,000

Central Office				469,553,000				469,553,000
Development of Salt Industry				100,000,000				100,000,000

National Capital Region (NCR)				100,000,000				100,000,000

Central Office				100,000,000				100,000,000
Aquaculture and Mariculture Expansion and Invigoration Project				500,000,000				500,000,000

National Capital Region (NCR)				500,000,000				500,000,000

Central Office				500,000,000				500,000,000
Construction of Regional Fisheries Learning Hub (Phase 1)				50,000,000				50,000,000

National Capital Region (NCR)				50,000,000				50,000,000

Central Office				50,000,000				50,000,000

Construction of Postharvest Technology Facility, Taguig City				55,000,000				55,000,000

National Capital Region (NCR)				55,000,000				55,000,000

Central Office				55,000,000				55,000,000

Sub-total, Locally-Funded Project(s)				1,661,303,000				1,661,303,000

Total, Project(s)				1,661,303,000				1,661,303,000

TOTAL NEW APPROPRIATIONS	₱	911,644,000	₱	6,189,028,000	₱	2,553,471,000	₱	9,654,143,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	660,238

Total Permanent Positions	660,238

Other Compensation Common to All
Personnel Economic Relief Allowance	38,640
Representation Allowance	4,284
Transportation Allowance	4,284
Clothing and Uniform Allowance	9,660
Mid-Year Bonus - Civilian	55,022

DECEMBER 25, 2023	OFFICIAL GAZETTE	161
DEPARTMENT OF AGRICULTURE

Year End Bonus	55,022
Cash Gift	8,050
Productivity Enhancement Incentive	8,050
Step Increment	1,654

Total Other Compensation Common to All	184,666

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	15,628

Total Other Compensation for Specific Groups	15,628

Other Benefits
PAG-IBIG Contributions	1,938
PhilHealth Contributions	14,668
Employees Compensation Insurance Premiums	1,938
Loyalty Award - Civilian	710
Terminal Leave	27,692

Total Other Benefits	46,946

Non-Permanent Positions	4,166

Total Personnel Services	911,644

Maintenance and Other Operating Expenses
Travelling Expenses	222,503
Training and Scholarship Expenses	305,831
Supplies and Materials Expenses	2,099,869
Utility Expenses	165,789
Communication Expenses	144,897
Awards/Rewards and Prizes	94,393
Generation, Transmission and Distribution Expenses	30,085
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,817
Professional Services	618,672
General Services	82,235
Repairs and Maintenance	332,917
Financial Assistance/ Subsidy	469,153
Taxes, Insurance Premiums and Other Fees	48,996
Labor and Wages	280,114
Other Maintenance and Operating Expenses
Advertising Expenses	11,021
Printing and Publication Expenses	21,697
Representation Expenses	17,239
Transportation and Delivery Expenses	2,790
Rent/Lease Expenses	33,735
Membership Dues and Contributions to Organizations	245
Subscription Expenses	352,337
Donations	610,000
Other Maintenance and Operating Expenses	242,693

Total Maintenance and Other Operating Expenses	6,189,028

Total Current Operating Expenditures	7,100,672

162	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	12,150
Infrastructure Outlay	39,450
Buildings and Other Structures	163,854
Machinery and Equipment Osutlay	164,322
Transportation Equipment Outlay	2,169,775
Furniture, Fixtures and Books Outlay	3,920

Total Capital Outlays	2,553,471

TOTAL NEW APPROPRIATIONS	9,654,143

D. FERTILIZER AND PESTICIDE AUTHORITY

For general administration and support, and operations, including locally-funded project(s), in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	₱	188,510,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱	37,477,000	₱	31,920,000		₱	69,397,000
Operations		63,682,000		51,431,000			115,113,000

FERTILIZER AND PESTICIDE REGULATORY PROGRAM		63,682,000		51,431,000			115,113,000

Total, Regular Programs		101,159,000		83,351,000			184,510,000

B. PROJECT(S)
Locally-Funded Project(s)				4,000,000			4,000,000

Total, Project(s)				4,000,000			4,000,000

TOTAL NEW APPROPRIATIONS	₱	101,159,000	₱	87,351,000		₱	188,510,000

Special Provision(s)

1. Reporting and Posting Requirements. The Fertilizer and Pesticide Authority (FPA) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) FPA’s website.

The FPA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

DECEMBER 25, 2023	OFFICIAL GAZETTE	163
DEPARTMENT OF AGRICULTURE

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	33,196,000	₱	31,920,000		₱	65,116,000
Administration of Personnel Benefits		4,281,000					4,281,000

Sub-total, General Administration and Support		37,477,000		31,920,000			69,397,000

Operations
FERTILIZER AND PESTICIDE REGULATORY PROGRAM		63,682,000		51,431,000			115,113,000

Quality Control and Inspection		50,581,000		38,167,000			88,748,000
Registration and Licensing		13,101,000		13,264,000			26,365,000

Sub-total, Operations		63,682,000		51,431,000			115,113,000

Total, Regular Programs		101,159,000		83,351,000			184,510,000

PROJECT(S)
Locally-Funded Project(s)
Fortified Organic Fertilizer Development Program				4,000,000			4,000,000

Sub-total, Locally-Funded Project(s)				4,000,000			4,000,000

Total, Project(s)				4,000,000			4,000,000

TOTAL NEW APPROPRIATIONS	₱	101,159,000	₱	87,351,000		₱	188,510,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	73,507

Total Permanent Positions	73,507

164	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Other Compensation Common to All
Personnel Economic Relief Allowance	3,312
Representation Allowance	384
Transportation Allowance	282
Clothing and Uniform Allowance	828
Mid-Year Bonus - Civilian	6,126
Year End Bonus	6,126
Cash Gift	690
Productivity Enhancement Incentive	690
Step Increment	183

Total Other Compensation Common to All	18,621

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	2,631

Total Other Compensation for Specific Groups	2,631

Other Benefits
PAG-IBIG Contributions	165
PhilHealth Contributions	1,629
Employees Compensation Insurance Premiums	165
Loyalty Award - Civilian	160
Terminal Leave	4,281

Total Other Benefits	6,400

Total Personnel Services	101,159

Maintenance and Other Operating Expenses
Travelling Expenses	12,822
Training and Scholarship Expenses	1,813
Supplies and Materials Expenses	9,873
Utility Expenses	6,586
Communication Expenses	2,818
Awards/Rewards and Prizes	235
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	29,487
General Services	1,950
Repairs and Maintenance	12,505
Financial Assistance/ Subsidy	4,000
Taxes, Insurance Premiums and Other Fees	1,264
Other Maintenance and Operating Expenses
Printing and Publication Expenses	546
Representation Expenses	138
Transportation and Delivery Expenses	152
Rent/Lease Expenses	2,043
Subscription Expenses	913
Other Maintenance and Operating Expenses	70

Total Maintenance and Other Operating Expenses	87,351

DECEMBER 25, 2023	OFFICIAL GAZETTE	165
DEPARTMENT OF AGRICULTURE

Total Current Operating Expenditures	188,510

TOTAL NEW APPROPRIATIONS	188,510

E. NATIONAL FISHERIES RESEARCH AND DEVELOPMENT INSTITUTE

For general administration and support, support to operations, and operations, in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	₱	512,873,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	8,649,000	₱	55,540,000	₱	16,884,000	₱	81,073,000
Support to Operations		8,864,000		28,846,000				37,710,000
Operations		56,688,000		304,071,000		33,331,000		394,090,000

FISHERIES RESEARCH AND DEVELOPMENT PROGRAM		56,688,000		304,071,000		33,331,000		394,090,000

TOTAL NEW APPROPRIATIONS	₱	74,201,000	₱	388,457,000	₱	50,215,000	₱	512,873,000

Special Provision(s)

1. Reporting and Posting Requirements. The National Fisheries Research and Development Institute (NFRDI) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) NFRDI’s website.

The NFRDI shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	8,649,000	₱	55,540,000	₱	16,884,000	₱	81,073,000

Sub-total, General Administration and Support		8,649,000		55,540,000		16,884,000		81,073,000

166	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Support to Operations
Development of organizational policies, plans and procedures		4,644,000		22,287,000				26,931,000
Training and education services		4,220,000		6,559,000				10,779,000

Sub-total, Support to Operations		8,864,000		28,846,000				37,710,000

Operations
FISHERIES RESEARCH AND DEVELOPMENT PROGRAM		56,688,000		304,071,000		33,331,000		394,090,000

Research and development		56,688,000		304,071,000		33,331,000		394,090,000

Sub-total, Operations		56,688,000		304,071,000		33,331,000		394,090,000

TOTAL NEW APPROPRIATIONS	₱	74,201,000	₱	388,457,000	₱	50,215,000	₱	512,873,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	45,921

Total Permanent Positions	45,921

Other Compensation Common to All
Personnel Economic Relief Allowance	2,016
Representation Allowance	408
Transportation Allowance	408
Clothing and Uniform Allowance	504
Mid-Year Bonus - Civilian	3,827
Year End Bonus	3,827
Cash Gift	420
Productivity Enhancement Incentive	420
Step Increment	115

Total Other Compensation Common to All	11,945

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	15,123

Total Other Compensation for Specific Groups	15,123

Other Benefits
PAG-IBIG Contributions	100
PhilHealth Contributions	1,012
Employees Compensation Insurance Premiums	100

DECEMBER 25, 2023	OFFICIAL GAZETTE	167
DEPARTMENT OF AGRICULTURE

Total Other Benefits	1,212

Total Personnel Services	74,201

Maintenance and Other Operating Expenses
Travelling Expenses	28,340
Training and Scholarship Expenses	10,045
Supplies and Materials Expenses	64,222
Utility Expenses	7,320
Communication Expenses	4,661
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	144
Professional Services	204,192
General Services	10,355
Repairs and Maintenance	23,495
Taxes, Insurance Premiums and Other Fees	4,763
Other Maintenance and Operating Expenses
Printing and Publication Expenses	1,400
Representation Expenses	2,000
Transportation and Delivery Expenses	1,000
Rent/Lease Expenses	7,740
Subscription Expenses	15,780
Other Maintenance and Operating Expenses	1,000

Total Maintenance and Other Operating Expenses	388,457

Total Current Operating Expenditures	462,658

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	33,331
Furniture, Fixtures and Books Outlay	16,884

Total Capital Outlays	50,215

TOTAL NEW APPROPRIATIONS	512,873

F. NATIONAL MEAT INSPECTION SERVICE

For general administration and support, and operations, in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	₱	469,251,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	26,637,000	₱	44,476,000	₱	6,350,000	₱	77,463,000

168	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Operations		187,901,000		168,458,000		35,429,000		391,788,000

MEAT REGULATORY PROGRAM		187,901,000		131,100,000		35,429,000		354,430,000
LOCAL MEAT ESTABLISHMENT ASSISTANCE PROGRAM				37,358,000				37,358,000

TOTAL NEW APPROPRIATIONS	₱	214,538,000	₱	212,934,000	₱	41,779,000	₱	469,251,000

Special Provision(s)

1. Reporting and Posting Requirements. The National Meat Inspection Service (NMIS) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) NMIS’ website.

The NMIS shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	18,571,000	₱	44,476,000	₱	6,350,000	₱	69,397,000
Administration of Personnel Benefits		8,066,000						8,066,000

Sub-total, General Administration and Support		26,637,000		44,476,000		6,350,000		77,463,000

Operations
MEAT REGULATORY PROGRAM		187,901,000		131,100,000		35,429,000		354,430,000

MEAT SAFETY AND QUALITY ASSURANCE SUB-PROGRAM		97,205,000		66,004,000		33,209,000		196,418,000

Meat inspection enforcement and deputation services		97,205,000		43,334,000		32,629,000		173,168,000
Meat inspection development services				22,670,000		580,000		23,250,000
LICENSING AND REGISTRATION SUB-PROGRAM		90,696,000		65,096,000		2,220,000		158,012,000

Meat establishment licensing services				26,939,000		2,220,000		29,159,000
Meat importers and exporters registration services		90,696,000		38,157,000				128,853,000
LOCAL MEAT ESTABLISHMENT ASSISTANCE PROGRAM				37,358,000				37,358,000

Meat establishment and meat inspection assistance to LGUs services				37,358,000				37,358,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	169
DEPARTMENT OF AGRICULTURE

Sub-total, Operations		187,901,000		168,458,000		35,429,000		391,788,000

TOTAL NEW APPROPRIATIONS	₱	214,538,000	₱	212,934,000	₱	41,779,000	₱	469,251,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	139,355

Total Permanent Positions	139,355

Other Compensation Common to All
Personnel Economic Relief Allowance	6,696
Representation Allowance	1,650
Transportation Allowance	1,650
Clothing and Uniform Allowance	1,674
Mid-Year Bonus - Civilian	11,613
Year End Bonus	11,613
Cash Gift	1,395
Productivity Enhancement Incentive	1,395
Step Increment	348

Total Other Compensation Common to All	38,034

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	25,070

Total Other Compensation for Specific Groups	25,070

Other Benefits
PAG-IBIG Contributions	335
PhilHealth Contributions	3,028
Employees Compensation Insurance Premiums	335
Loyalty Award - Civilian	315
Terminal Leave	8,066

Total Other Benefits	12,079

Total Personnel Services	214,538

Maintenance and Other Operating Expenses
Travelling Expenses	18,547
Training and Scholarship Expenses	17,300
Supplies and Materials Expenses	50,506
Utility Expenses	10,943
Communication Expenses	7,579

170	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	27,314
General Services	25,329
Repairs and Maintenance	13,610
Financial Assistance/Subsidy	24,000
Taxes, Insurance Premiums and Other Fees	3,443
Other Maintenance and Operating Expenses
Advertising Expenses	576
Printing and Publication Expenses	2,250
Representation Expenses	5,850
Rent/Lease Expenses	100
Subscription Expenses	1,529
Other Maintenance and Operating Expenses	3,922

Total Maintenance and Other Operating Expenses	212,934

Total Current Operating Expenditures	427,472

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	1,171
Transportation Equipment Outlay	35,300
Intangible Assets Outlay	5,308

Total Capital Outlays	41,779

TOTAL NEW APPROPRIATIONS	469,251

G. PHILIPPINE CARABAO CENTER

For general administration and support, and operations, including locally-funded project(s), in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	₱	787,943,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	27,680,000	₱	26,650,000	₱		₱	54,330,000
Operations		97,865,000		304,938,000		56,600,000		459,403,000

NATIONAL CARABAO DEVELOPMENT PROGRAM		97,865,000		304,938,000		56,600,000		459,403,000

Total, Regular Programs		125,545,000		331,588,000		56,600,000		513,733,000

B. PROJECT(S)
Locally-Funded Project(s)				95,360,000		178,850,000		274,210,000

Total, Project(s)				95,360,000		178,850,000		274,210,000

TOTAL NEW APPROPRIATIONS	₱	125,545,000	₱	426,948,000	₱	235,450,000	₱	787,943,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	171
DEPARTMENT OF AGRICULTURE

Special Provision(s)

1. Herd Build-Up of Genetically Improved Dairy Buffalos of the Philippine Carabao Center. The amount appropriated herein under the Herd Build-Up of Genetically Improved Dairy Buffalos of the Philippine Carabao Center (PCC) shall be used to ensure the increase in both local dairy stocks and local milk production: Provided, That the funds will be used for the (a) procurement of dairy buffalos; (b) production of local dairy buffalos through increased capacity of the PCC-operated nucleus dairy buffalo farms and agistment farms; (c) provision of dairy buffalo breeding services to Farmers Cooperative and Associations (FCA) partners; (d) dairy buffalo health services; (e) dairy buffalo nutritional services; and (f) enhancement/development of dairy buffalo farms and other dairy buffalo facilities of the PCC: Provided, further, That climate change adaptation projects will be implemented such as vermicomposting to manage dairy animal manure and convert to fertilizer as value added by-product: Provided, furthermore, That part of this activity shall be for the forage and silage production that provides the best nutrition for milking carabaos.

2. Reporting and Posting Requirements. The Philippine Carabao Center (PCC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) PCC’s website.

The PCC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	25,661,000	₱	26,650,000	₱		₱	52,311,000
Administration of Personnel Benefits		2,019,000						2,019,000

Sub-total, General Administration and Support		27,680,000		26,650,000				54,330,000

Operations
NATIONAL CARABAO DEVELOPMENT PROGRAM		97,865,000		304,938,000		56,600,000		459,403,000

Formulation, Monitoring and Evaluationof Plans, Programs and Projects		4,080,000		18,886,000		5,700,000		28,666,000
Intensification of the National Upgrading Program		54,265,000		169,238,000		40,500,000		264,003,000
Carabao-Based Enterprise Development				21,577,000		10,400,000		31,977,000
Knowledge Management and Support Services		5,280,000		6,856,000				12,136,000
Research and Development		34,240,000		54,714,000				88,954,000
Animal Genetic Resource Conservation and Utilization				33,667,000				33,667,000

Sub-total, Operations		97,865,000		304,938,000		56,600,000		459,403,000

Total, Regular Programs		125,545,000		331,588,000		56,600,000		513,733,000

172	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

PROJECT(S)
Locally-Funded Project(s)
Herd Build-up of Genetically-Improved Dairy Buffalos of the Philippine Carabao Center				95,360,000		178,850,000		274,210,000

Sub-total, Locally-Funded Project(s)				95,360,000		178,850,000		274,210,000

Total, Project(s)				95,360,000		178,850,000		274,210,000

TOTAL NEW APPROPRIATIONS	₱	125,545,000	₱	426,948,000	₱	235,450,000	₱	787,943,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	87,165

Total Permanent Positions	87,165

Other Compensation Common to All
Personnel Economic Relief Allowance	4,272
Representation Allowance	1,074
Transportation Allowance	1,074
Clothing and Uniform Allowance	1,068
Mid-Year Bonus - Civilian	7,264
Year End Bonus	7,264
Cash Gift	890
Productivity Enhancement Incentive	890
Step Increment	218

Total Other Compensation Common to All	24,014

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	9,787

Total Other Compensation for Specific Groups	9,787

Other Benefits
PAG-IBIG Contributions	212
PhilHealth Contributions	1,926
Employees Compensation Insurance Premiums	212
Loyalty Award - Civilian	210
Terminal Leave	2,019

Total Other Benefits	4,579

DECEMBER 25, 2023	OFFICIAL GAZETTE	173
DEPARTMENT OF AGRICULTURE

Total Personnel Services	125,545

Maintenance and Other Operating Expenses
Travelling Expenses	26,721
Training and Scholarship Expenses	17,103
Supplies and Materials Expenses	138,926
Utility Expenses	29,300
Communication Expenses	7,350
Awards/Rewards and Prizes	4,900
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	73,820
General Services	12,850
Repairs and Maintenance	29,250
Taxes, Insurance Premiums and Other Fees	15,700
Labor and Wages	49,400
Other Maintenance and Operating Expenses
Advertising Expenses	1,135
Printing and Publication Expenses	4,600
Representation Expenses	3,150
Transportation and Delivery Expenses	4,800
Rent/Lease Expenses	1,450
Membership Dues and Contributions to Organizations	500
Subscription Expenses	2,788
Bank Transaction Fee	50
Other Maintenance and Operating Expenses	3,019

Total Maintenance and Other Operating Expenses	426,948

Total Current Operating Expenditures	552,493

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	91,500
Machinery and Equipment Outlay	29,550
Transportation Equipment Outlay	10,400
Biological Assets Outlay	104,000

Total Capital Outlays	235,450

TOTAL NEW APPROPRIATIONS	787,943

174	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

H. PHILIPPINE CENTER FOR POSTHARVEST DEVELOPMENT AND MECHANIZATION

For general administration and support, and operations, including locally-funded project(s) in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	₱	432,759,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	27,573,000	₱	34,858,000	₱	8,400,000	₱	70,831,000
Operations		110,085,000		231,843,000				341,928,000

AGRICULTURAL MECHANIZATION AND POSTHARVEST RESEARCH, DEVELOPMENT AND EXTENSION PROGRAM		110,085,000		231,843,000				341,928,000

Total, Regular Programs		137,658,000		266,701,000		8,400,000		412,759,000

B. PROJECT(S)
Locally-Funded Project(s)				20,000,000				20,000,000

Total, Project(s)				20,000,000				20,000,000

TOTAL NEW APPROPRIATIONS	₱	137,658,000	₱	286,701,000	₱	8,400,000	₱	432,759,000

Special Provision(s)

1. Reporting and Posting Requirements. The Philippine Center for Postharvest Development and Mechanization (PhilMech) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) PhilMech’s website.

The PhilMech shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	25,504,000	₱	34,858,000	₱	8,400,000	₱	68,762,000
Administration of Personnel Benefits		2,069,000						2,069,000

Sub-total, General Administration and Support		27,573,000		34,858,000		8,400,000		70,831,000

Operations
AGRICULTURAL MECHANIZATION AND POSTHARVEST RESEARCH, DEVELOPMENT AND EXTENSION PROGRAM		110,085,000		231,843,000				341,928,000

Formulation, monitoring and evaluationof policies, plans and programs		9,657,000		7,107,000				16,764,000
Extension Support, Education and Training Services		58,046,000		98,813,000				156,859,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	175
DEPARTMENT OF AGRICULTURE

Research and Development		42,382,000		125,923,000				168,305,000

Sub-total, Operations		110,085,000		231,843,000				341,928,000

Total, Regular Programs		137,658,000		266,701,000		8,400,000		412,759,000

PROJECT(S)
Locally-Funded Project(s)
Establishment/Distribution of Postharvest
Equipment and Facilities				20,000,000				20,000,000

Sub-total, Locally-Funded Project(s)				20,000,000				20,000,000

Total, Project(s)				20,000,000				20,000,000

TOTAL NEW APPROPRIATIONS	₱	137,658,000	₱	286,701,000	₱	8,400,000	₱	432,759,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	63,015

Total Permanent Positions	63,015

Other Compensation Common to All
Personnel Economic Relief Allowance	2,736
Representation Allowance	780
Transportation Allowance	672
Clothing and Uniform Allowance	684
Mid-Year Bonus - Civilian	5,251
Year End Bonus	5,251
Cash Gift	570
Productivity Enhancement Incentive	570
Step Increment	156

Total Other Compensation Common to All	16,670

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	19,028
Other Personnel Benefits	264

Total Other Compensation for Specific Groups	19,292

176	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Other Benefits
PAG-IBIG Contributions	137
PhilHealth Contributions	1,352
Employees Compensation Insurance Premiums	137
Loyalty Award - Civilian	70
Terminal Leave	2,069

Total Other Benefits	3,765

Non-Permanent Positions	34,916

Total Personnel Services	137,658

Maintenance and Other Operating Expenses
Travelling Expenses	64,970
Training and Scholarship Expenses	7,700
Supplies and Materials Expenses	36,300
Utility Expenses	7,700
Communication Expenses	4,130
Awards/Rewards and Prizes	350
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	94,550
General Services	14,280
Repairs and Maintenance	7,270
Taxes, Insurance Premiums and Other Fees	4,430
Labor and Wages	12,200
Other Maintenance and Operating Expenses
Advertising Expenses	100
Printing and Publication Expenses	1,700
Representation Expenses	3,000
Transportation and Delivery Expenses	20
Rent/Lease Expenses	4,720
Membership Dues and Contributions to Organizations	25
Subscription Expenses	2,600
Donations	20,000
Bank Transaction Fee	20
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	286,701

Total Current Operating Expenditures	424,359

Capital Outlays
Property, Plant and Equipment Outlay
Transportation Equipment Outlay	8,400

Total Capital Outlays	8,400

TOTAL NEW APPROPRIATIONS	432,759

I. PHILIPPINE COUNCIL FOR AGRICULTURE AND FISHERIES

For general administration and support, and operations, in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of order to meet the challenges of globalization, as indicated hereunder	₱	208,885,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	177
DEPARTMENT OF AGRICULTURE

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	22,928,000	₱	15,154,000	₱		₱	38,082,000
Operations		39,849,000		125,285,000		5,669,000		170,803,000

AGRICULTURE AND FISHERY STAKEHOLDERS ENGAGEMENT PROGRAM		39,849,000		125,285,000		5,669,000		170,803,000

TOTAL NEW APPROPRIATIONS	₱	62,777,000	₱	140,439,000	₱	5,669,000	₱	208,885,000

Special Provision(s)

1. Reporting and Posting Requirements. The Philippine Council for Agriculture and Fisheries (PCAF) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) PCAF’s website.

The PCAF shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations.

The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	16,555,000	₱	15,154,000	₱		₱	31,709,000
Administration of Personnel Benefits		6,373,000						6,373,000

Sub-total, General Administration and Support		22,928,000		15,154,000				38,082,000

Operations
AGRICULTURE AND FISHERY STAKEHOLDERS ENGAGEMENT PROGRAM		39,849,000		125,285,000		5,669,000		170,803,000

Development and Coordination of Agriculture and Fishery Policies		13,094,000		51,150,000				64,244,000
Planning, Monitoring and Knowledge Management		15,192,000		38,490,000		5,669,000		59,351,000

178	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Partnership Development		11,563,000		35,645,000				47,208,000

Sub-total, Operations		39,849,000		125,285,000		5,669,000		170,803,000

TOTAL NEW APPROPRIATIONS	₱	62,777,000	₱	140,439,000	₱	5,669,000	₱	208,885,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	43,804

Total Permanent Positions	43,804

Other Compensation Common to All
Personnel Economic Relief Allowance	2,112
Representation Allowance	234
Transportation Allowance	234
Clothing and Uniform Allowance	528
Mid-Year Bonus - Civilian	3,650
Year End Bonus	3,650
Cash Gift	440
Productivity Enhancement Incentive	440
Step Increment	111

Total Other Compensation Common to All	11,399

Other Benefits
PAG-IBIG Contributions	106
PhilHealth Contributions	959
Employees Compensation Insurance Premiums	106
Loyalty Award - Civilian	30
Terminal Leave	6,373

Total Other Benefits	7,574

Total Personnel Services	62,777

Maintenance and Other Operating Expenses
Travelling Expenses	11,400
Training and Scholarship Expenses	7,433
Supplies and Materials Expenses	10,351
Utility Expenses	3,700
Communication Expenses	7,157
Awards/Rewards and Prizes	2,217
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136

DECEMBER 25, 2023	OFFICIAL GAZETTE	179
DEPARTMENT OF AGRICULTURE

Professional Services	24,579
General Services	7,100
Repairs and Maintenance	1,404
Taxes, Insurance Premiums and Other Fees	1,120
Other Maintenance and Operating Expenses
Advertising Expenses	538
Professional Services	24,579
Printing and Publication Expenses	1,636
Representation Expenses	19,069
Rent/Lease Expenses	2,122
Subscription Expenses	1,152
Donations	29,933
Other Maintenance and Operating Expenses	9,392

Total Maintenance and Other Operating Expenses	140,439

Total Current Operating Expenditures	203,216

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	5,669

Total Capital Outlays	5,669

TOTAL NEW APPROPRIATIONS	208,885

J. PHILIPPINE FIBER INDUSTRY DEVELOPMENT AUTHORITY

For general administration and support, support to operations and operations, including locally-funded project(s), in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	₱	565,051,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	44,803,000	₱	34,825,000	₱		₱	79,628,000
Support to Operations		8,397,000		3,609,000				12,006,000
Operations		117,360,000		197,198,000		68,600,000		383,158,000

FIBER DEVELOPMENT PROGRAM		78,427,000		186,871,000		68,600,000		333,898,000
FIBER INDUSTRY REGULATORY PROGRAM		38,933,000		10,327,000				49,260,000

Total, Regular Programs		170,560,000		235,632,000		68,600,000		474,792,000

B. PROJECT(S)
Locally-Funded Project(s)				88,259,000		2,000,000		90,259,000

180	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Total, Project(s)				88,259,000		2,000,000		90,259,000

TOTAL NEW APPROPRIATIONS	₱	170,560,000	₱	323,891,000	₱	70,600,000	₱	565,051,000

Special Provision(s)

1. Piña, Sericulture, Salago, Sisal (PS4) and Cotton Production Development. Of the amount appropriated herein under the Fiber Development Program, the amount of Sixty Two Million Two Hundred Thousand Pesos (₱62,200,000) shall be used to enhance the production of Piña, Sericulture, Salago, Sisal (PS4) and Cotton. This fund will support the cultivation of these fiber crops, which have high economic and environmental value:

Cotton	₱	31,200,000

BT Cotton		23,400,000
Local Variety		7,800,000
Piña		5,500,000
Mulberry		17,650,000
Salago		3,200,000
Sisal		4,650,000

Total	₱	62,200,000

The Philippine Fiber Industry Development Authority (PhilFIDA) shall monitor and evaluate the progress of the project and submit a written quarterly progress report on the status of the project, which shall be submitted to the Congressional Oversight Committee on Agricultural and Fisheries Modernization (COCAFM).

2. Reporting and Posting Requirements. The Philippine Fiber Industry Development Authority (PhilFIDA) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) PhilFIDA’s website.

The PhilFIDA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	38,943,000	₱	34,825,000	₱		₱	73,768,000
Administration of Personnel Benefits		5,860,000						5,860,000

Sub-total, General Administration and Support		44,803,000		34,825,000				79,628,000

Support to Operations
Formulation and Monitoring of Policies, Plans and Programs		8,397,000		3,609,000				12,006,000

Sub-total, Support to Operations		8,397,000		3,609,000				12,006,000

Operations
FIBER DEVELOPMENT PROGRAM		78,427,000		186,871,000		68,600,000		333,898,000

Production Support Services				151,030,000		64,600,000		215,630,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	181
DEPARTMENT OF AGRICULTURE

Extension Support, Education and Training Services		50,937,000		15,777,000		4,000,000		70,714,000
Research and Development		27,490,000		20,064,000				47,554,000
FIBER INDUSTRY REGULATORY PROGRAM		38,933,000		10,327,000				49,260,000

Quality Control and Inspection		29,347,000		8,306,000				37,653,000
Registration and Licensing		9,586,000		2,021,000				11,607,000

Sub-total, Operations		117,360,000		197,198,000		68,600,000		383,158,000

Total, Regular Programs		170,560,000		235,632,000		68,600,000		474,792,000

PROJECT(S)
Locally-Funded Project(s)
Establishment of weaving and processing centers						2,000,000		2,000,000
Abaca Development Program				88,259,000				88,259,000

Sub-total, Locally-Funded Project(s)				88,259,000		2,000,000		90,259,000

Total, Project(s)				88,259,000		2,000,000		90,259,000

TOTAL NEW APPROPRIATIONS	₱	170,560,000	₱	323,891,000	₱	70,600,000	₱	565,051,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	126,567

Total Permanent Positions	126,567

Other Compensation Common to All
Personnel Economic Relief Allowance	7,032
Representation Allowance	654
Transportation Allowance	654
Clothing and Uniform Allowance	1,758
Mid-Year Bonus - Civilian	10,546
Year End Bonus	10,546
Cash Gift	1,465
Productivity Enhancement Incentive	1,465
Step Increment	316

Total Other Compensation Common to All	34,436

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Other Benefits
PAG-IBIG Contributions	352
PhilHealth Contributions	2,803
Employees Compensation Insurance Premiums	352
Loyalty Award - Civilian	190
Terminal Leave	5,860

Total Other Benefits	9,557

Total Personnel Services	170,560

Maintenance and Other Operating Expenses
Travelling Expenses	34,246
Training and Scholarship Expenses	14,500
Supplies and Materials Expenses	102,861
Utility Expenses	7,247
Communication Expenses	4,203
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,202
Professional Services	21,543
General Services	10,005
Repairs and Maintenance	3,581
Financial Assistance/ Subsidy	500
Taxes, Insurance Premiums and Other Fees	2,187
Labor and Wages	16,642
Other Maintenance and Operating Expenses
Advertising Expenses	210
Printing and Publication Expenses	1,226
Representation Expenses	6,462
Transportation and Delivery Expenses	2,007
Rent/Lease Expenses	6,073
Membership Dues and Contributions to Organizations	159
Subscription Expenses	186
Other Maintenance and Operating Expenses	88,851

Total Maintenance and Other Operating Expenses	323,891

Total Current Operating Expenditures	494,451

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	31,600
Machinery and Equipment Outlay	36,000
Transportation and Equipment Outlay	3,000

Total Capital Outlays	70,600

TOTAL NEW APPROPRIATIONS	565,051

DECEMBER 25, 2023	OFFICIAL GAZETTE	183
DEPARTMENT OF AGRICULTURE

GENERAL SUMMARY

DEPARTMENT OF AGRICULTURE

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	4,136,857,000	₱	52,600,399,000	₱	39,278,660,000	₱	96,015,916,000
B. AGRICULTURAL CREDIT POLICY COUNCIL		39,912,000		62,515,000		2,750,000,000		2,852,427,000
C. BUREAU OF FISHERIES AND AQUATIC RESOURCES		911,644,000		6,189,028,000		2,553,471,000		9,654,143,000
D. FERTILIZER AND PESTICIDE AUTHORITY		101,159,000		87,351,000				188,510,000
E. NATIONAL FISHERIES RESEARCH AND DEVELOPMENT INSTITUTE		74,201,000		388,457,000		50,215,000		512,873,000
F. NATIONAL MEAT INSPECTION SERVICE		214,538,000		212,934,000		41,779,000		469,251,000
G. PHILIPPINE CARABAO CENTER		125,545,000		426,948,000		235,450,000		787,943,000
H. PHILIPPINE CENTER FOR POSTHARVEST DEVELOPMENT AND MECHANIZATION		137,658,000		286,701,000		8,400,000		432,759,000
I. PHILIPPINE COUNCIL FOR AGRICULTURE AND FISHERIES		62,777,000		140,439,000		5,669,000		208,885,000
J. PHILIPPINE FIBER INDUSTRY DEVELOPMENT AUTHORITY		170,560,000		323,891,000		70,600,000		565,051,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF AGRICULTURE	₱	5,974,851,000	₱	60,718,663,000	₱	44,994,244,000	₱	111,687,758,000

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VI. DEPARTMENT OF BUDGET AND MANAGEMENT

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	2,382,359,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	492,793,000	₱	433,974,000	₱	75,015,000	₱	1,001,782,000
Support to Operations		69,810,000		233,431,000		103,965,000		407,206,000
Operations		424,383,000		152,361,000				576,744,000

ORGANIZATIONAL AND PRODUCTIVITY ENHANCEMENT PROGRAM		49,412,000		1,835,000				51,247,000
BUDGET OPERATIONS AND PERFORMANCE MANAGEMENT PROGRAM		332,685,000		51,246,000				383,931,000
LOCAL EXPENDITURE MANAGEMENT POLICY DEVELOPMENT PROGRAM		17,533,000		4,405,000				21,938,000
FISCAL DISCIPLINE AND OPENNESS PROGRAM		24,753,000		94,875,000				119,628,000

Total, Regular Programs		986,986,000		819,766,000		178,980,000		1,985,732,000

B. PROJECT(S)
Locally-Funded Project(s)				392,127,000		4,500,000		396,627,000

Total, Project(s)				392,127,000		4,500,000		396,627,000

TOTAL NEW APPROPRIATIONS	₱	986,986,000	₱	1,211,893,000	₱	183,480,000	₱	2,382,359,000

Special Provision(s)

1. Reporting and Posting Requirements. The DBM shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) DBM’s website.

The DBM shall send written notice when said reports have been submitted or posted on its website to the House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

DECEMBER 25, 2023	OFFICIAL GAZETTE	185
DEPARTMENT OF BUDGET AND MANAGEMENT

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	487,861,000	₱	433,974,000	₱	75,015,000	₱	996,850,000

National Capital Region (NCR)		317,906,000		306,636,000		3,200,000		627,742,000

Central Office		307,249,000		303,266,000		1,400,000		611,915,000
Regional Office - NCR		10,657,000		3,370,000		1,800,000		15,827,000
Region I - Ilocos		12,842,000		5,929,000		3,800,000		22,571,000

Regional Office - I		12,842,000		5,929,000		3,800,000		22,571,000
Cordillera Administrative Region (CAR)		12,065,000		6,847,000				18,912,000

Regional Office - CAR		12,065,000		6,847,000				18,912,000
Region II - Cagayan Valley		8,306,000		5,654,000		19,000,000		32,960,000

Regional Office - II		8,306,000		5,654,000		19,000,000		32,960,000
Region III - Central Luzon		13,974,000		8,380,000		122,000		22,476,000

Regional Office - III		13,974,000		8,380,000		122,000		22,476,000
Region IVA - CALABARZON		8,366,000		3,963,000				12,329,000

Regional Office - IVA		8,366,000		3,963,000				12,329,000
Region IVB - MIMAROPA		11,751,000		9,788,000		2,000,000		23,539,000

Regional Office - IVB		11,751,000		9,788,000		2,000,000		23,539,000
Region V - Bicol		8,710,000		9,227,000		5,000,000		22,937,000

Regional Office - V		8,710,000		9,227,000		5,000,000		22,937,000
Region VI - Western Visayas		9,672,000		7,377,000				17,049,000

Regional Office - VI		9,672,000		7,377,000				17,049,000
Region VII - Central Visayas		10,339,000		8,211,000		9,425,000		27,975,000

Regional Office - VII		10,339,000		8,211,000		9,425,000		27,975,000
Region VIII - Eastern Visayas		9,921,000		8,644,000		3,159,000		21,724,000

Regional Office - VIII		9,921,000		8,644,000		3,159,000		21,724,000

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GENERAL APPROPRIATIONS ACT, FY 2024

Region IX - Zamboanga Peninsula	11,651,000	8,972,000		20,623,000

Regional Office - IX	11,651,000	8,972,000		20,623,000
Region X - Northern Mindanao	12,134,000	7,536,000	6,500,000	26,170,000

Regional Office - X	12,134,000	7,536,000	6,500,000	26,170,000
Region XI - Davao	12,845,000	21,068,000	14,509,000	48,422,000

Regional Office - XI	12,845,000	21,068,000	14,509,000	48,422,000
Region XII - SOCCSKSARGEN	13,903,000	6,507,000	6,500,000	26,910,000

Regional Office - XII	13,903,000	6,507,000	6,500,000	26,910,000
Region XIII - Caraga	13,476,000	9,235,000	1,800,000	24,511,000

Regional Office - XIII	13,476,000	9,235,000	1,800,000	24,511,000
Administration of Personnel Benefits	4,932,000			4,932,000

National Capital Region (NCR)	1,138,000			1,138,000

Central Office	1,138,000			1,138,000
Region I - Ilocos	830,000			830,000

Regional Office - I	830,000			830,000
Region V - Bicol	2,964,000			2,964,000

Regional Office - V	2,964,000			2,964,000

Sub-total, General Administration and Support	492,793,000	433,974,000	75,015,000	1,001,782,000

Support to Operations
Legal services	26,584,000	2,138,000		28,722,000

National Capital Region (NCR)	26,584,000	2,138,000		28,722,000

Central Office	26,584,000	2,138,000		28,722,000
Information and communications technology systems services	19,763,000	221,395,000	103,965,000	345,123,000

National Capital Region (NCR)	19,763,000	221,395,000	103,965,000	345,123,000

Central Office	19,763,000	221,395,000	103,965,000	345,123,000
Budget Information and Training Services	23,463,000	9,898,000		33,361,000

National Capital Region (NCR)	23,463,000	9,898,000		33,361,000

Central Office	23,463,000	9,898,000		33,361,000

Sub-total, Support to Operations	69,810,000	233,431,000	103,965,000	407,206,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	187
DEPARTMENT OF BUDGET AND MANAGEMENT

Operations
ORGANIZATIONAL AND PRODUCTIVITY ENHANCEMENT PROGRAM	49,412,000	1,835,000	51,247,000

Policy formulation, standards-setting and evaluation of management systems improvement and productivity enhancement initiatives	19,186,000	675,000	19,861,000

National Capital Region (NCR)	19,186,000	675,000	19,861,000

Central Office	19,186,000	675,000	19,861,000
Policy formulation, standards-setting, evaluation of organization and staffing modification, compensation, position classification and administration of the unified compensation and position classification system	30,226,000	1,160,000	31,386,000

National Capital Region (NCR)	30,226,000	1,160,000	31,386,000

Central Office	30,226,000	1,160,000	31,386,000
BUDGET OPERATIONS AND PERFORMANCE MANAGEMENT PROGRAM	332,685,000	51,246,000	383,931,000

Policy formulation and standard-setting on budget preparation, execution, and accountability of the NGAs, GOCCs, SUCs and LGUs	25,280,000	30,407,000	55,687,000

National Capital Region (NCR)	25,280,000	30,407,000	55,687,000

Central Office	25,280,000	30,407,000	55,687,000
Preparation, administration and review of the budget of National Government Agencies, GOCCs, SUCs and LGUs; and policy formulation, standards-setting; and conduct of the results-based performance monitoring, evaluation and reporting	307,405,000	20,839,000	328,244,000

National Capital Region (NCR)	145,810,000	5,803,000	151,613,000

Central Office	135,022,000	5,076,000	140,098,000
Regional Office - NCR	10,788,000	727,000	11,515,000
Region I - Ilocos	9,013,000	911,000	9,924,000

Regional Office - I	9,013,000	911,000	9,924,000
Cordillera Administrative Region (CAR)	12,188,000	1,215,000	13,403,000

Regional Office - CAR	12,188,000	1,215,000	13,403,000
Region II - Cagayan Valley	11,384,000	881,000	12,265,000

Regional Office - II	11,384,000	881,000	12,265,000
Region III - Central Luzon	14,868,000	1,013,000	15,881,000

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GENERAL APPROPRIATIONS ACT, FY 2024

Regional Office - III	14,868,000	1,013,000	15,881,000
Region IVA - CALABARZON	8,492,000	694,000	9,186,000

Regional Office - IVA	8,492,000	694,000	9,186,000
Region IVB - MIMAROPA	10,759,000	827,000	11,586,000

Regional Office - IVB	10,759,000	827,000	11,586,000
Region V - Bicol	8,556,000	1,350,000	9,906,000

Regional Office - V	8,556,000	1,350,000	9,906,000
Region VI - Western Visayas	12,617,000	676,000	13,293,000

Regional Office - VI	12,617,000	676,000	13,293,000
Region VII - Central Visayas	10,081,000	850,000	10,931,000

Regional Office - VII	10,081,000	850,000	10,931,000
Region VIII - Eastern Visayas	12,279,000	1,181,000	13,460,000

Regional Office - VIII	12,279,000	1,181,000	13,460,000
Region IX - Zamboanga Peninsula	9,219,000	1,635,000	10,854,000

Regional Office - IX	9,219,000	1,635,000	10,854,000
Region X - Northern Mindanao	10,261,000	1,013,000	11,274,000

Regional Office - X	10,261,000	1,013,000	11,274,000
Region XI - Davao	10,595,000	800,000	11,395,000

Regional Office - XI	10,595,000	800,000	11,395,000
Region XII - SOCCSKSARGEN	11,217,000	970,000	12,187,000

Regional Office - XII	11,217,000	970,000	12,187,000
Region XIII - Caraga	10,066,000	1,020,000	11,086,000

Regional Office - XIII	10,066,000	1,020,000	11,086,000
LOCAL EXPENDITURE MANAGEMENT POLICY DEVELOPMENT PROGRAM	17,533,000	4,405,000	21,938,000

Promulgate Public Expenditure Management (PEM) policies and practices in LGUs	17,533,000	4,405,000	21,938,000

National Capital Region (NCR)	17,533,000	4,405,000	21,938,000

Central Office	17,533,000	4,405,000	21,938,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	189
DEPARTMENT OF BUDGET AND MANAGEMENT

FISCAL DISCIPLINE AND OPENNESS PROGRAM		24,753,000		94,875,000				119,628,000

Formulation and preparation of fiscal, expenditure, and reform frameworks to link the budget with the national development goals, and development and promotion of fiscal transparency and participation standards and strategies		24,753,000		94,875,000				119,628,000

National Capital Region (NCR)		24,753,000		94,875,000				119,628,000

Central Office		24,753,000		94,875,000				119,628,000

Sub-total, Operations		424,383,000		152,361,000				576,744,000

Total, Regular Programs		986,986,000		819,766,000		178,980,000		1,985,732,000

PROJECTS
Locally-Funded Project(s)
Budget Improvement Project				9,100,000				9,100,000

National Capital Region (NCR)				9,100,000				9,100,000

Central Office				9,100,000				9,100,000
Public Financial Management Program				383,027,000		4,500,000		387,527,000

National Capital Region (NCR)				383,027,000		4,500,000		387,527,000
Central Office				383,027,000		4,500,000		387,527,000

Sub-total, Locally-Funded Project(s)				392,127,000		4,500,000		396,627,000

Total, Project(s)				392,127,000		4,500,000		396,627,000

TOTAL NEW APPROPRIATIONS	₱	986,986,000	₱	1,211,893,000	₱	183,480,000	₱	2,382,359,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	668,095

Total Permanent Positions	668,095

Other Compensation Common to All
Personnel Economic Relief Allowance	26,040
Representation Allowance	11,400

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GENERAL APPROPRIATIONS ACT, FY 2024

Transportation Allowance	11,400
Clothing and Uniform Allowance	6,510
Honoraria	4,922
Mid-Year Bonus - Civilian	55,677
Year End Bonus	55,677
Cash Gift	5,425
Productivity Enhancement Incentive	5,425
Step Increment	1,673

Total Other Compensation Common to All	184,149

Other Compensation for Specific Groups
Other Personnel Benefits	18,927

Total Other Compensation for Specific Groups	18,927

Other Benefits
PAG-IBIG Contributions	1,302
PhilHealth Contributions	13,934
Employees Compensation Insurance Premiums	1,302
Loyalty Award - Civilian	470
Terminal Leave	4,932

Total Other Benefits	21,940

Non-Permanent Positions	93,875

Total Personnel Services	986,986

Maintenance and Other Operating Expenses
Travelling Expenses	90,206
Training and Scholarship Expenses	110,043
Supplies and Materials Expenses	65,407
Utility Expenses	49,388
Communication Expenses	35,325
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	7,536
Professional Services	89,356
General Services	90,501
Repairs and Maintenance	60,486
Taxes, Insurance Premiums and Other Fees	18,102
Other Maintenance and Operating Expenses
Advertising Expenses	7,014
Printing and Publication Expenses	28,391
Representation Expenses	28,506
Transportation and Delivery Expenses	112
Rent/Lease Expenses	12,014
Membership Dues and Contributions to Organizations	15
Subscription Expenses	503,751
Bank Transaction Fee	6
Other Maintenance and Operating Expenses	15,734

Total Maintenance and Other Operating Expenses	1,211,893

Total Current Operating Expenditures	2,198,879

DECEMBER 25, 2023	OFFICIAL GAZETTE	191
DEPARTMENT OF BUDGET AND MANAGEMENT

Capital Outlays
Property, Plant and Equipment Outlay Land Improvements Outlay	5,000
Buildings and Other Structures	55,934
Machinery and Equipment Outlay	112,989
Transportation Equipment Outlay	9,557

Total Capital Outlays	183,480

TOTAL NEW APPROPRIATIONS	2,382,359

B. GOVERNMENT PROCUREMENT POLICY BOARD-TECHNICAL SUPPORT OFFICE

For general administration and support, support to operations, and operations, as indicated hereunder	₱118,786,000

New Appropriations, by Programs/ Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	22,256,000	₱	31,437,000	₱	4,275,000	₱	57,968,000
Support to Operations		3,229,000		2,544,000		21,500,000		27,273,000
Operations		22,483,000		11,062,000				33,545,000

PROCUREMENT POLICY ADVISORY AND TECHNICAL SUPPORT PROGRAM		22,483,000		11,062,000				33,545,000

TOTAL NEW APPROPRIATIONS	₱	47,968,000	₱	45,043,000	₱	25,775,000	₱	118,786,000

Special Provision(s)

l. Reporting and Posting Requirements. The Government Procurement Policy Board - Technical Support Office (GPPB-TSO) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) GPPB-TSO’s website.

The GPPB-TSO shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

192	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

New Appropriations, by Proqrams/Activties/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	22,256,000	₱	31,437,000	₱	4,275,000	₱	57,968,000

Sub-total, General Administration and Support		22,256,000		31,437,000		4,275,000		57,968,000

Support to Operations
Information and communications technology systems services		3,229,000		2,544,000		21,500,000		27,273,000

Sub-total, Support to Operations		3,229,000		2,544,000		21,500,000		27,273,000

Operations
PROCUREMENT POLICY ADVISORY AND TECHNICAL SUPPORT PROGRAM		22,483,000		11,062,000				33,545,000

Technical and administrative support to the Government Procurement Policy Board thru Legal and Research, Capacity Development and Performance Monitoring Services		22,483,000		11,062,000				33,545,000

Sub-total, Operations		22,483,000		11,062,000				33,545,000

TOTAL NEW APPROPRIATIONS	₱	47,968,000	₱	45,043,000	₱	25,775,000	₱	118,786,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	36,297

Total Permanent Positions	36,297

Other Compensation Common to All
Personnel Economic Relief Allowance	1,344
Representation Allowance	480
Transportation Allowance	480
Clothing and Uniform Allowance	336
Mid-Year Bonus - Civilian	3,024

DECEMBER 25, 2023	OFFICIAL GAZETTE	193
DEPARTMENT OF BUDGET AND MANAGEMENT

Year End Bonus	3,024
Cash Gift	280
Productivity Enhancement Incentive	280
Step Increment	90

Total Other Compensation Common to All	9,338

Other Benefits
PAG-IBIG Contributions	68
PhilHealth Contributions	758
Employees Compensation Insurance Premiums	68

Total Other Benefits	894

Non-Permanent Positions	1,439

Total Personnel Services	47,968

Maintenance and Other Operating Expenses
Travelling Expenses	400
Training and Scholarship Expenses	5,466
Supplies and Materials Expenses	2,764
Utility Expenses	9,160
Communication Expenses	1,944
Awards/Rewards and Prizes	100
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	10
General Services	16,320
Repairs and Maintenance	550
Taxes, Insurance Premiums and Other Fees	900
Other Maintenance and Operating Expenses
Advertising Expenses	699
Representation Expenses	1,729
Rent/Lease Expenses	250
Subscription Expenses	4,053
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	45,043

Total Current Operating Expenditures	93,011

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	22,400
Furniture, Fixtures and Books Outlay	3,000
Intangible Assets Outlay	375

Total Capital Outlays	25,775

TOTAL NEW APPROPRIATIONS	118,786

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GENERAL SUMMARY

DEPARTMENT OF BUDGET AND MANAGEMENT

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	986,986,000	₱	1,211,893,000	₱	183,480,000	₱	2,382,359,000
B. GOVERNMENT PROCUREMENT POLICY BOARD-TECHNICAL SUPPORT OFFICE		47,968,000		45,043,000		25,775,000		118,786,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF BUDGET AND MANAGEMENT	₱	1,034,954,000	₱	1,256,936,000	₱	209,255,000	₱	2,501,145,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	195
DEPARTMENT OF EDUCATION

VII. DEPARTMENT OF EDUCATION

A. Office of the Secretary

For general administration and support, support to operations, and operations, as indicated hereunder	₱	715,294,186,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	10,374,125,000	₱	8,921,692,000	₱	2,841,661,000	₱	22,137,478,000
Support to Operations		2,682,326,000		3,852,042,000		4,828,000		6,539,196,000
Operations		510,216,254,000		131,073,386,000		45,327,872,000		686,617,512,000

EDUCATION POLICY DEVELOPMENT PROGRAM		8,282,231,000		5,267,701,000		351,340,000		13,901,272,000
BASIC EDUCATION INPUTS PROGRAM		26,123,479,000		21,444,403,000		44,616,383,000		92,184,265,000
INCLUSIVE EDUCATION PROGRAM				6,024,330,000				6,024,330,000
SUPPORT TO SCHOOLS AND LEARNERS PROGRAM		475,774,803,000		94,631,321,000				570,406,124,000
EDUCATION HUMAN RESOURCE DEVELOPMENT PROGRAM		35,741,000		3,705,631,000		360,149,000		4,101,521,000

Total, Regular Programs		523,272,705,000		143,847,120,000		48,174,361,000		715,294,186,000

TOTAL NEW APPROPRIATIONS	₱	523,272,705,000	₱	143,847,120,000	₱	48,174,361,000	₱	715,294,186,000

Special Provision(s)

1.  Revolving Fund of National Elementary and Secondary Schools for Instructional Programs. The revolving fund constituted from the income earned by national elementary and secondary schools from fees, charges, and assessments collected in the exercise of their functions shall be used to augment the schools’ instructional programs and MOOE. All income earned and corresponding disbursements shall be properly accounted for and recorded in the books of accounts of the implementing units. Disbursements therefrom shall be made in accordance with existing budgeting, accounting, auditing, and procurement rules and regulations.

Disbursements or expenditures by the schools in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

2.  Revolving Fund of National Elementary and Secondary Schools for Manufacturing and Production Programs. The revolving fund constituted from the income earned by national elementary and secondary schools from manufacturing and production programs, including auxiliary services pursuant to L.O.I. No. 1026 dated May 23, 1980 shall be used to: (i) cover expenses directly incurred in said programs; (ii) augment scholarship to students who are directly involved in said programs; and (iii) cover student loans essential to support school-student projects or enterprises. All income earned and corresponding disbursements shall be properly accounted for and recorded in the books of accounts of the implementing units. Disbursements therefrom shall be made in accordance with existing budgeting, accounting, auditing, and procurement rules and regulations.

Disbursements or expenditures by the schools in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 8O, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

3.  Revolving Fund of Department of Education Training Centers and Other DepEd Facilities. The revolving fund constituted from the income earned by the DepEd-managed or owned training centers and other DepEd facilities from rentals in the use of their buildings and facilities including board and lodging, shall be used for the MOOE and Capital Outlay requirements of the training centers and other DepEd facilities. Disbursements therefrom shall be made in accordance with existing budgeting, accounting, auditing, and procurement rules and regulations.

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Disbursements or expenditures by the said training centers and other DepEd facilities in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

4. Quick Response Fund. The amount appropriated herein for the Quick Response Fund (QRF) shall serve as a stand-by fund to be used for the replacement, reconstruction, rehabilitation or repair of school buildings and facilities in order that the situation of the learners affected by natural or human-induced calamities, epidemics, crises, and catastrophes, which occurred in the last quarter of the immediately preceding year and those occurring during the current year may be normalized as quickly as possible. Prioritization of schools to be covered under this fund shall be based on the criteria to be set by the Department to consider, among others, the degree of damages incurred by the school and the total enrolment affected by the calamity. In no case shall the QRF be used for pre-disaster activities, such as conduct of training, insurance of assets, and public information and education initiatives, or any other purpose not authorized in this provision.

Replacement, reconstruction, rehabilitation, or repair of school building facilities shall include slope protections that will prevent any further damages to schools due to landslides, provisions for access facilities such as, but not limited to, ramps, handrails, tactile paving, toilets, and paved walkways, in compliance with the accessible and universal design principles set by the Department of Public Works and Highways (DPWH).

5. Basic Education Facilities. The amount of Thirty Three Billion Eight Hundred Fifty Five Million Eight Hundred Ninety Five Thousand Pesos (₱33,855,895,000) appropriated herein under the Basic Education Facilities shall be allocated, as follows:

(a) Twenty Four Billion Six Hundred Ninety Seven Million One Hundred Thirty One Thousand Pesos (₱24,697,131,000) for the construction, replacement, and completion of kindergarten, elementary and secondary school buildings and technical vocational laboratories; installation or replacement of disability access facilities such as, but not limited to, ramps, handrails, tactile paving, and end-of-trip facilities, in compliance with the accessible and universal design principles set by the DPWH; the construction of water and sanitation facilities; and site improvement such as school ground site levelling, slope protection, demolition of obstructions and unsafe structures, and construction of drainage system, fence and gate, among others, in all income class municipalities and cities. One percent (1%) of said amount shall be used to cover changes in the detailed engineering designs for prior year’s projects.

The details of the Seventeen Billion Forty Six Million Five Hundred Twenty Thousand Pesos (₱17,046,520,000) out of the Twenty Four Billion Six Hundred Ninety Seven Million One Hundred Thirty One Thousand Pesos (₱24,697,131,000) appropriated herein for the construction of new school buildings are provided under the Department of Education - School Building Program, Volume I-B of this Act.

Said amount shall be released directly to the DPWH, which shall implement the same based on the: (a) list provided herein under the Department of Education - School Building Program; and (b) list, location, and the standards and specifications of school buildings, technical vocational laboratories, and water and sanitation facilities identified or prescribed by the DepEd, and evaluated by the DPWH Bureau of Designs and Bureau of Construction. Whenever applicable and cost effective, the DPWH shall endeavor to use indigenous and sustainable materials in the construction of its basic education facilities.

Upon effectivity of this Act, the DPWH and DepEd shall prepare a list of projects/facilities which the DPWH cannot implement due to remote location of the school, difficulty of terrain, security issues, and other valid and justifiable reasons. The DPWH and DepEd may then enter into a MOA with the appropriate government agency in the implementation of the project: Provided, however , That the construction thereof must still be subject to the original timeline of implementation except in cases of unforeseen or fortuitous events, subject to the guidelines to be issued jointly by the DPWH and DepEd specifically for this purpose;

(b) Two Billion Pesos (₱2,000,000,000) for the construction of kindergarten, elementary and secondary medium-rise school buildings and technical vocational laboratories; installation or replacement of disability access facilities such as, but not limited to, ramps, handrails, and tactile paving and end-of-trip facilities, in compliance with the accessible and universal design principles set by the DPWH; the construction of water and sanitation facilities; and site improvement such as school ground site levelling, demolition of obstructions and unsafe structures, and construction of drainage system, fence and gate, among others, in priority areas with high population and enrollment rate but with limited buildable spaces. The identified sites should have undergone thorough preliminary detailed engineering studies to ensure stability of the structure.

Said amount shall be released directly to the DPWH, which shall implement the same based on the list, location, and the standards and specifications of medium-rise school buildings, technical vocational laboratories, and water and sanitation facilities identified or prescribed by the DepEd and evaluated by the DPWH Bureau of Designs and Bureau of Construction;

One-half of one percent (0.5%) of the total allocations for items (a) and (b) shall be used for Engineering and Administrative Overhead (EAO) expenses which shall be limited to: (i) administrative overhead including the hiring of individuals engaged through job orders or contracts of service or such other engagement of personnel without employer-employee relationship; (ii) conduct of preliminary and detailed engineering activities such as site validation, subsoil exploration, perimeter survey and geotechnical evaluation including expenses for site validation activities; (iii) pre-construction activities after detailed engineering; (iv) construction project management; (v) testing and quality control; (vi) acquisition, rehabilitation, and repair of related equipment and parts; (vii) training, communication, per diem, and transportation expenses of the Civil Society Organizations (CSOs)/non-government entities to be identified by the DepEd as partners to monitor the construction of school buildings and other infrastructure projects. Further, guidelines on the accreditation for CSOs/non-government entities shall be issued by the Department; and (viii) contingencies in relation to pre-construction activities.

The EAO expenses shall be treated or booked-up as capitalized expenditures and form part of the project cost. Of said amount, fifty percent (50%) of the total EAO shall be released directly to the DepEd for the same purpose;

(c) Fifty Six Million Pesos (₱56,000,000) for the construction of Alternative Learning System (ALS) Community Learning Centers (CLCs).

Priority shall be given to areas with limited access to formal basic education or higher concentration of out-of-school children in special cases, or adults lacking basic literacy skills or have dropped out of formal school, or both.

Each ALS CLC shall be constructed in accordance with the specializations, criteria, and other details provided and approved by the DepEd, in consultation with the municipal or city mayor or duly authorized representative, to ensure the orderly implementation of ALS programs.

DECEMBER 25, 2023	OFFICIAL GAZETTE	197
DEPARTMENT OF EDUCATION

One-half of one percent (0.5%) of the total allocations shall be used for EAO expenses which shall be limited to: (i) administrative overhead including the hiring of individuals engaged through job orders or contracts of service or such other engagement of personnel without employer-employee relationship; (ii) conduct of preliminary and detailed engineering activities such as site validation, subsoil exploration, perimeter survey and geotechnical evaluation including expenses for site validation activities; (iii) pre-construction activities after detailed engineering; (iv) construction project management; (v) testing and quality control; (vi) acquisition, rehabilitation, and repair of related equipment and parts; and (vii) contingencies in relation to pre-construction activities.

The EAO expenses shall be treated or booked-up as capitalized expenditures and form part of the project cost;

(d) One Billion Six Hundred Thirty Two Million Six Hundred Sixty Nine Thousand Pesos (₱1,632,669,000) for the rehabilitation, renovation, repair and improvement of kindergarten, elementary and secondary school buildings following the “Repair All Policy”, including all access facilities for persons with disabilities, repair of water and sanitation facilities, and site improvement such as school ground site levelling, demolition of obstructions and unsafe structures, and construction of drainage system, fence and gate, among others.

One-half of one percent (0.5%) of the total allocation shall be used for EAO expenses which shall be limited to: (i) administrative overhead including the hiring of individuals engaged through job orders or contracts of service or such other engagement of personnel without employer-employee relationship; (ii) pre-repair/rehabilitation activities such as conduct of necessary structural test to determine the condition of the structure and the appropriate repair/rehabilitation needs; (iii) project management including the conduct of regular monitoring to ensure quality and timely completion of the projects; (iv) acquisition, rehabilitation, and repair of related equipment and parts; and (v) contingencies in relation to pre-repair/ rehabilitation activities.

The EAO expenses shall be treated or booked-up as capitalized expenditures and form part of the project cost;

(e) Two Billion Four Hundred Sixty Six Million Ninety Five Thousand Pesos (₱2,466,095,000) for the acquisition of school desks, furniture and fixtures, including those adapted for learners with disabilities to ensure that all newly constructed and existing kindergarten, elementary and secondary school buildings are provided with the corresponding number of school desks, furniture and fixtures. The design and implementation of the program shall comply with the requirements of R.A. No. 11394 (Mandatory Provision of Neutral Desk in Educational Institutions Act).

In the procurement thereof, the DepEd shall: (i) give preference to arts and trade schools and other similar technical or vocational schools with technical capabilities to manufacture and fabricate school desks, furniture and fixtures; and (ii) ensure that ten percent (10%) of this amount is allocated for cooperatives of persons with disabilities while fifteen percent (15%) for other types of cooperatives, subject to the provisions of R.A. No. 9184, its IRR and GPPB guidelines;

(f) One Billion Two Hundred Ninety Five Million Pesos (₱1,295,000,000) for the electrification of unenergized schools or off-grid schools and modernization of electrical systems of on-grid schools. This shall include the upgrading of existing electrical power systems of existing buildings, purchase and installation of appropriate transformers, and/ or purchase and installation of solar power systems, as may be necessary and appropriate in the use of renewable energy. The DepEd shall prioritize the use of solar energy sources in providing electricity to off-grid and on-grid public schools. Implementation of this program shall be in consultation with the National Electrification Administration (NEA), Department of Energy (DOE) or DPWH;

(g) Five Hundred Million Pesos (₱500,000,000) for priority school health facilities for the construction, replacement, repair, rehabilitation of water systems, handwashing facilities, toilet facilities, and other health and sanitation-related facilities of the schools and their adaptation for accessibility of persons with disabilities to avoid the spread of diseases and ensure health and sanitation in schools;

(h) Two Hundred Nine Million Pesos (₱209,000,000) shall be allotted for the conversion of Special Education (SPED) centers into Inclusive Learning Resource Centers (ILRCs) in various regions.

The selection of, and minimum requirements for, the conversion of SPED centers into ILRCs shall be based on the existing guidelines of the DepEd; and

(i) One Billion Pesos (₱I,000,000,000) for the construction, repair, rehabilitation or replacement of library hub buildings in accordance with the standard specifications provided and approved by the DepEd.

One-half of one percent (0.5%) of the total allocations for items (h) and (i) shall be used for EAO expenses which shall be limited to: (i) administrative overhead including the hiring of individuals engaged through job orders or contracts of service or such other engagement of personnel without employer-employee relationship; (ii) activities such as conduct of necessary structural test to ensure the safety of the structure; (iii) project management including the conduct of regular monitoring to ensure quality and timely completion of the projects; (iv) acquisition, rehabilitation, and repair of related equipment and parts; (v) contingencies in relation to pre-construction activities.

The EAO expenses shall be treated or booked-up as capitalized expenditures and form part of the project cost.

(CONDITIONAL IMPLEMENTATION- President’s Veto Message, December 20, 2023, Volume I-B, pages 782-783, R.A. No. 11975)

6. Improvement and Acquisition of School Sites. The amount of Seventy One Million Five Hundred Thousand Pesos (₱71,500,000) appropriated herein under Improvement and Acquisition of School Sites shall be used for the acquisition of school sites and sites with existing structures such as, but not limited to, school buildings and other facilities to address school congestion and environmental and safety issues, taking into consideration sites donated by LGUs and other stakeholders, and for the payment of compensation for existing school sites pursuant to final and executory decisions of the courts.

The DepEd, in coordination with the DBM, shall develop a framework to assess acquisition of new school sites with other related programs that address school congestion, such as new constructions under Basic Education Facilities and Government Assistance and Subsidies.

7. Special Hardship Allowance. The amount appropriated herein for Special Hardship Allowance shall be used to compensate qualified DepEd personnel for their difficulties and hardships while in hardship posts, pure multi-grade schools, and ALS areas based on the guidelines issued jointly by DepEd and DBM, subject to the following:

(a) The aggregate amount of allowance to qualified DepEd personnel at any given month shall not exceed twenty five percent (25%) of their basic monthly salary. In no case shall a qualified individual receive special hardship allowance under two (2) or more categories;

(b) The DepEd shall compute the Hardship Index every three (3) years, which shall be the basis for identifying eligible school personnel in hardship posts. It has a three (3) year validity unless updated before the end of validity period subject to agreement between the DepEd and the DBM; and

(c) School Heads and Teachers assigned in pure multi-grade schools and ALS teachers are automatically qualified recipients of the special hardship allowance.

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8. Cash Allowance to Teachers. The amount appropriated herein for Cash Allowance to Teachers shall be used for the payment of Five Thousand Pesos (₱5,000) per classroom teacher for every school year to augment the expenses for teaching supplies and materials, for internet subscription and other communication expenses, and for an annual medical examination, subject to the guidelines issued by the DepEd, in coordination with DBM.

9. Payment or Compensation for Teaching Overload. The amount appropriated herein for honoraria shall be used exclusively to compensate teaching personnel whose teaching load exceeds six (6) hours per day of actual classroom teaching, pursuant to R.A. No. 4670 (Magna Carta for Public School Teachers), and subject to the General Provisions of this Act and guidelines issued by DepEd.

The compensation for teaching overload shall be computed at the same hourly rate of the basic salary of a teacher plus a premium of twenty five percent (25%) of the hourly rate.

10. Creation or Teaching Positions, Recruitment, and Appointment or Teachers. Tbe DepEd shall ensure the timely creation and allocation of additional teaching positions and appointment of teachers for formal school system (elementary and secondary schools) and non-formal ALS. For this purpose, the DepEd shall observe or comply with the following:

(a) The standards and requirements for teaching positions under the Enhanced Basic Education Information System (EBEIS) for formal school system and the Learner Information System (LIS) for the non-formal schools as of SY 2023-2024. The DepEd shall annually update the EBEIS and LIS to ensure reliability and accuracy of data;

(b) Submission to the DBM of a request supported by the deployment report prior to the start of the school year to ensure timely issuance of the Notice of Organization, Staffing and Compensation Action (NOSCA);

(c) Selection of teachers based on the Comparative Assessment Report - Registry of Qualified Applicants and their subsequent appointment upon issuance of the NOSCA with priority given to those previously created but remained unfilled; and

(d) Assignment of teachers by schools division, which shall be identified as their station. Teachers may be transferred within their station to address the imbalances resulting from excess or shortage of teachers by reason of increase or decrease in enrollment.

The appointing authorities at the Schools Division Office (SDO), through their respective official websites, shall be responsible for ensuring that all vacant (newly created and vacated) teaching positions must be published and posted in accordance with the CSC rules and Agency Merit Selection Plan. Duly approved appointments issued to the new teachers within the current year shall likewise be announced and/ or posted on the DepEd bulletin boards of respective SDOs and through other modes for at least fifteen (15) calendar days after the issuance of the appointment.

The Secretary of Education and the agency’s web administrator or his/her equivalent shall be responsible for ensuring that all newly created and unfilled teaching positions, names of newly appointed teachers within the current year, and the respective Schools Division Office Superintendent, categorized by school division, are posted on the DepEd website.

11. Priority in the Hiring of Teachers. In the hiring of new teachers to fill vacant (newly created and vacated) teaching positions in the kindergarten to senior high school, priority shall be given to qualified LGU-funded teachers, learning support aides (LSAs), and volunteer teachers. Furthermore, community ALS implementors (CAis), learning facilitators, and ILRC personnel shall be given priority in filling-up teaching positions assigned to ALS program or special needs education, subject to applicable guidelines issued by DepEd.

12. Filling Up of Vacant Positions. Tbe DepEd shall take all appropriate measures to fill up its existing vacant teaching and non-teaching positions before December 31, 2024.

For this purpose, the DepEd Secretary is hereby mandated to submit quarterly status reports to the Senate Committee on Basic Education and the House Committee on Basic Education and Culture on the implementation of this provision, not later than the tenth day after the close of the quarter.

13. Provision of Learning Resources. The amount appropriated herein for learning resources such as textbooks and other instructional materials, learning tools and equipment, information and communications technology packages, and video and sound recordings shall be released to the DepEd Central Office. The purchase of these learning resources, including the design and development, quality assurance, production, delivery, and management thereof, shall be prescribed by the DepEd pursuant to R.A. Nos. 8047, 9155, 9184, 10533, and other applicable laws.

14. Provision of Learning Resources for Learners with Disabilities. The amount of at least One Hundred Million Pesos (₱100,000,000) appropriated herein under the Textbooks and Other Instructional Materials shall be used for learners with disabilities enrolled in the formal school system and the Alternative Learning System. This provision on learning resources shall include multiple platforms using electronic and online modes of delivery; legal mandates of the United Nations Convention on the Rights of Persons with Disabilities (UNCRPD) particularly on accessibility, universal design, and inclusive education; legal mandates of R.A. No. 10533 (Enhanced Basic Education Act of 2013), R.A. No. 10410 (Early Years Act of 2013), R.A. No. 11650 (Instituting a Policy of Inclusion and Services for Learners with Disabilities in Support of Inclusive Education Act) and inclusion of the Filipino sign language; and the needs of planned learning resource centers, as well as individual learner material needs. These learning materials shall also include the delivery of personal safety lessons to learners with disabilities.

15. Support for the School Mental Health Program. Tbe amount of Two Hundred Ten Million Pesos (₱210,000,000) appropriated herein under the Learner Support Programs shall be used by the DepEd to fulfill its functions under Section 34 of R.A. No. 11036 (Mental Health Act) to support the schools in the development and implementation of a school-based mental health program, as well as ensuring mental health and psychosocial support services for learners.

The DepEd shall designate a unit, division, or office that will exclusively handle learner support services for mental health, subject to the guidelines to be issued by the DepEd and DBM. The said unit, division, or office shall be responsible for overseeing the implementation of the mental health program, conducting regular assessments, and recommending improvements to the program.

16. Appropriation for Adolescent Reproductive Health Program. The amount of at least One Hundred Million Pesos (₱100,000,000) appropriated herein under the Leamer Support Programs shall be used for the implementation of services and programs on adolescent reproductive health in accordance with the provisions of R .. ll. No. 10354 (The Responsible Parenthood and Reproductive Health Act of 2012) and R.A. No. 11166 (Philippine HIV and AIDS Policy Act) to ensure the functionality of the teen centers in all public schools.

The DepEd shall issue the necessary guidelines for the implementation of this program.

DECEMBER 25, 2023	OFFICIAL GAZETTE	199
DEPARTMENT OF EDUCATION

17. Appropriations for In-Service Training. The amount of Seven Hundred Seventy Seven Million Five Hundred Thirty Three Thousand Pesos (₱777,533,000) appropriated herein under Human Resource Development for Personnel in Schools and Learning Centers shall be used for the in-service training and other learning and development interventions of public school teachers, administrators, and education support personnel to upgrade their competence based on their professional standards, and other subjects pertinent to the effective exercise of educational functions in accordance with R.A. No. 9155 and other governing laws. In support of the MATATAG Agenda of DepEd, the professional development programs for educators shall include, but not limited to, the training of K to 10 teachers following the implementation of the MATATAG Curriculum.

The DepEd shall work closely with teacher training institutions in the SUCs such as the University of the Philippines, Philippine Normal University, Development Academy of the Philippines, relevant government agencies and other institutions of similarly high repute, including private institutions in accordance with Item 9 of L.O.I. No. 1487 dated December 10, 1985, subject to pertinent DepEd policies, rules and guidelines, as well as relevant issuances in engaging partners and learning service providers.

18. World Teachers’ Day Incentive Benefit. The amount appropriated herein under World Teachers’ Day Incentive Benefit shall be granted during the Annual World Teachers’ Day celebration in the amount of One Thousand Pesos (₱1,000) per teacher, subject to the guidelines issued by the DepEd, and pertinent budgeting, accounting, and auditing rules and regulations.

19. Government Assistance and Subsidies. The amount of Forty Billion Four Hundred Eighty Million Seven Hundred Seventy Three Thousand Pesos (₱40,480,773,000) appropriated herein for Government Assistance and Subsidies shall be allocated as follows:

(a) Twelve Billion Six Hundred Eighty Nine Million Eight Hundred Seventy Nine Thousand Pesos (₱12,689,879,000) for the implementation of Educational Service Contracting (ESC) Program in private junior high schools. In the selection of grantees, priority shall be given to graduates of public elementary schools. The ESC Program shall adopt a performance-based accreditation or certification for participating private junior high schools;

(b) Twenty Six Billion Three Hundred Eleven Million Three Hundred Ninety Three Thousand Pesos (₱26,311,393,000) for the implementation of the Senior High School (SHS) Voucher Program to enable qualified students, as determined by DepEd, to enroll in private secondary schools, private higher education institutions (HEIs), private technical vocational institutions (TVIs) or in non-DepEd public schools such as SUCs, Local Universities and Colleges (LUCs), and public TVIs authorized to offer the SHS Program; and

(c) One Billion Four Hundred Seventy Nine Million Five Hundred One Thousand Pesos (₱1,479,501,000) for the implementation of a Joint Delivery Voucher Program (JDVP) to enable selected public SHS students taking the Technical Vocational and Livelihood (TVL) track, to take their TVL subjects in private or non-DepEd schools and institutions, subject to the guidelines issued by DepEd.

The implementation of the ESC and SHS Voucher Programs, as well as other programs of Government Assistance and Subsidies, including the conduct of research toward the attainment of the objectives of government assistance to private education, shall be subject to the issuance of policies and guidelines by DepEd and shall be managed jointly by DepEd and the Private Education Assistance Committee (PEAC) with the exception of the JDVP which shall be solely managed by DepEd. Implementation of the above-mentioned programs with government agencies and other institutions such as TESDA may also be allowed.

The Department shall also ensure that assistance and voucher amounts be regularly reviewed and updated by the State Assistance Council (SAC). The DepEd shall convene the SAC, and shall develop guidelines to regularly update government assistance and voucher amounts that will sufficiently support the transfer of public school students to private schools.

The DepEd shall ensure that a list of the schools and institutions participating in ESC and SHS Voucher Programs, and JDVP, respectively, is posted on the DepEd website. For programs managed jointly with PEAC, the respective lists shall also be posted on the PEAC website.

The DepEd shall continue to implement the government assistance and subsidies programs for beneficiaries - learners, teachers and schools - in the BARMM. The DepEd shall provide guidelines on the implementation, release and monitoring of payment to BARMM schools.

20. Training of SHS Teachers Under the TVL Track as Registered Technical-Vocational Education and Training Instructors. The amount of Fifty Million Pesos (₱50,000,000) appropriated herein under the Teacher Quality and Development Program shall be used to train and certify SHS teachers under the TVL track through TESDA.

21. Conservation and Restoration of Gabaldon School Buildings and other Heritage School Buildings. The heritage school buildings, such as Gabaldon school buildings, shall be conserved and restored as part of the preservation of the country’s cultural heritage in accordance with R.A. No. 11194 and its IRR. The conduct of restoration shall include site improvement such as school ground site levelling and grading with utmost consideration on the structural safety and integrity of the school building, and demolition of obstructions and unsafe structure surrounding the Gabaldon building. The DepEd and DPWH shall ensure that the said school buildings are fully restored and not renovated nor rehabilitated.

For this purpose, the DepEd shall coordinate with the National Commission for Culture and the Arts, the National Historical Commission of the Philippines, and the National Museum of the Philippines for a review of the list of Gabaldon school buildings to be conserved and restored.

22. Last Mile Schools Program. The amount of Three Billion Pesos (₱3,000,000,000) appropriated herein under the Last Mile Schools Program shall be released directly to DepEd for the following:

(a) Construction, replacement, and completion of kindergarten, elementary and secondary school buildings and technical vocational laboratories in the Last Mile Schools, and the construction of water and sanitation facilities; and

(b) Construction of Administration and Climate Change Emergency Storage and Shelter (ACCESS) building which may include the principal’s office, faculty room, library, and multipurpose room, among others, to be used as shelter and storage of school equipment, tools, materials and supplies in times of calamities, or used as dormitories for teachers or students whose homes are located in far-flung areas.

The DepEd shall implement the Last Mile Schools Program based on the list, location, and the standards and specifications of school buildings, technical vocational laboratories, and water and sanitation facilities identified or prescribed by the Department. Whenever applicable and cost effective, the DepEd shall endeavor to use indigenous or alternative sustainable materials in the construction of the Last Mile Schools facilities.

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Upon effectivity of this Act, the DepEd shall prepare a list of projects/ facilities from among the Last Mile Schools, which cannot be implemented due to remote location of the school, difficulty of terrain, security issues, or other valid and justifiable reasons. In the implementation of the project, the DepEd may enter into a MOA with the AFP, other appropriate government agency, or LGUs with capability to implement the project, subject to Section 96 of the General Provisions of this Act: Provided, however, That the implementation thereof must still be subject to the original timeline of construction except in cases of unforeseen or fortuitous events, subject to the guidelines to be issued by the DepEd specifically for this purpose.

One percent (1%) of the amount appropriated shall be used for EAO expenses which shall be limited to: (i) administrative overhead including the hiring of individuals engaged through job orders or contracts of service or such other engagement of personnel without employer-employee relationship; (ii) pre-construction activities after detailed engineering; (iii) construction project management; (iv) testing and quality control; (v) acquisition, rehabilitation, and repair of related equipment and parts; and (vi) contingencies in relation to pre-construction activities. The EAO expenses shall be treated or booked-up as capitalized expenditures and form part of the project cost.

23. Quality Assurance of Learning Modules. The DepEd shall ensure that quality assurance protocols are in place and being strictly implemented at every level of production of learning modules, whether they emanate from the Central Office or from private schools and other learning institutions. The learning modules shall be free from any errors and other mishaps. The DepEd error watch initiative shall work proactively, and not only conduct conformance review to erroneous learning modules already released to the students but also to those that are still in the early stages of production. Erroneous modules shall be immediately rectified or withdrawn and replaced without hampering the learning schedule of the students.

In order to avoid incidents similar to this, the quality of learning modules shall be included as a key performance indicator in the succeeding budget of the DepEd.

24. Alternative Learning System (ALS). The amount of at least Six Hundred Thirty Two Million Four Hundred Eighty Three Thousand Pesos (₱632,483,000) appropriated herein under the Flexible Learning Options shall be used for the following:

(a) Implementation of ALS programs;

(b) Provision of transportation and teaching aid allowances to ALS teachers and DepEd-engaged community ALS implementors, in accordance with Section 22 of R.A. No. 11510 (Alternative Learning System Act); and

(c) Provision of ALS learning resources.

This provision shall be subject to the guidelines to be issued by DepEd, in coordination with the DBM, and the existing compensation, budgeting, accounting and auditing rules and regulations.

25. School-Based Feeding Program (SBFP). The amount appropriated herein shall be used to provide nutritious food products, through rationing, to incoming kindergarten and grades one to six learners who are wasted, severely wasted, stunted, and severely stunted as determined by the DepEd in its reports, pupils-at-risk of dropping out, indigenous people learners, and those coming from indigent families.

The DepEd is authorized to deduct the amount equivalent to not more than one and a half percent (1.5%) of the total costs for the following projects/programs of the DepEd Central Office, Regional Offices, and Schools Division Offices: (i) SBFP-related activities; (ii) cost of purchasing basic cooking and/or eating utensils, cooling equipment or materials, as provided in the applicable DepEd rules and regulations; (iii) distribution costs to schools and households; (iv) IT-enabled software for nutritional assessment, data-gathering and monitoring, and others; and (v) other administrative costs inherent to program operations.

26. Gulayan sa Paaralan Program (GPP). The amount allocated for the GPP under the Learner Support Programs shall be implemented in accordance with R.A. No. 11037 (Masustansyang Pagkain para sa Batang Pilipino Act).

All public schools with available land shall promote, establish and maintain vegetable gardens that will serve as ready source of vegetables for DepEd’s feeding programs and provide hands-on learning opportunities for learners.

The DepEd shall issue the guidelines to implement this provision.

27. Reporting and Posting Requirements. The DepEd shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) DepEd’s website.

The DepEd shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

28. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

DECEMBER 25, 2023	OFFICIAL GAZETTE	201
DEPARTMENT OF EDUCATION

New Appropriations, by Programs/ Activities/ Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱9,009,149,000	₱8,921,692,000	₱2,841,661,000	₱20,772,502,000

National Capital Region (NCR)	622,774,000	5,693,331,000	2,701,661,000	9,017,766,000

Central Office	254,653,000	5,386,169,000	2,701,661,000	8,342,483,000
Regional Office - NCR	41,032,000	48,495,000		89,527,000
Division of Caloocan	21,618,000	21,213,000		42,831,000

Division Office - Proper	21,618,000	21,213,000		42,831,000
Division of Las Piñas	15,895,000	10,633,000		26,528,000

Division Office - Proper	15,895,000	10,633,000		26,528,000
Division of Makati	16,706,000	7,942,000		24,648,000

Division Office - Proper	16,706,000	7,942,000		24,648,000
Division of Malabon City	18,549,000	8,977,000		27,526,000

Division Office - Proper	18,549,000	8,977,000		27,526,000
Division of Mandaluyong	18,871,000	19,190,000		38,061,000

Division Office - Proper	18,871,000	19,190,000		38,061,000
Division of Manila	22,702,000	28,808,000		51,510,000

Division Office - Proper	22,702,000	28,808,000		51,510,000
Division of Marikina	17,773,000	49,434,000		67,207,000

Division Office - Proper	17,773,000	49,434,000		67,207,000
Division of Muntinlupa	14,498,000	8,926,000		23,424,000

Division Office - Proper	14,498,000	8,926,000		23,424,000
Division of Navotas City	17,376,000	7,414,000		24,790,000

Division Office - Proper	17,376,000	7,414,000		24,790,000
Division of Parañaque City	18,018,000	9,894,000		27,912,000

Division Office - Proper	18,018,000	9,894,000		27,912,000
Division of Pasay City	27,361,000	8,714,000		36,075,000

Division Office - Proper	27,361,000	8,714,000		36,075,000
Division of Pasig City	18,188,000	12,557,000		30,745,000

Division Office - Proper	18,188,000	12,557,000		30,745,000

202	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Division of Quezon City	54,861,000	32,761,000	87,622,000

Division Office - Proper	54,861,000	32,761,000	87,622,000
Division of San Juan City	14,497,000	4,600,000	19,097,000

Division Office - Proper	14,497,000	4,600,000	19,097,000
Division of Taguig and Pateros	9,312,000	15,673,000	24,985,000

Division Office - Proper	9,312,000	15,673,000	24,985,000
Division of Valenzuela City	20,864,000	11,931,000	32,795,000

Division Office - Proper	20,864,000	11,931,000	32,795,000
Region I - Ilocos	881,842,000	195,944,000	1,077,786,000

Regional Office - I	37,679,000	44,665,000	82,344,000
Division of Alaminos City	25,891,000	5,276,000	31,167,000

Division Office - Proper	25,891,000	5,276,000	31,167,000
Division of Batac City	23,373,000	4,543,000	27,916,000

Division Office - Proper	23,373,000	4,543,000	27,916,000
Division of Candon City	21,507,000	4,656,000	26,163,000

Division Office - Proper	21,507,000	4,656,000	26,163,000
Division of Dagupan City	26,909,000	6,984,000	33,893,000

Division Office - Proper	26,909,000	6,984,000	33,893,000
Division of Ilocos Norte	94,724,000	12,772,000	107,496,000

Division Office - Proper	94,724,000	12,772,000	107,496,000
Division of Ilocos Sur	72,828,000	15,261,000	88,089,000

Division Office - Proper	72,828,000	15,261,000	88,089,000
Division of La Union	77,764,000	15,922,000	93,686,000

Division Office - Proper	77,764,000	15,922,000	93,686,000
Division of Laoag City	29,798,000	5,833,000	35,631,000

Division Office - Proper	29,798,000	5,833,000	35,631,000
Division of Pangasinan I	185,844,000	30,259,000	216,103,000

Division Office - Proper	185,844,000	30,259,000	216,103,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	203
DEPARTMENT OF EDUCATION

Division of Pangasinan II	176,664,000	25,375,000		202,039,000

Division Office - Proper	176,664,000	25,375,000		202,039,000
Division of San Carlos City	32,785,000	7,650,000		40,435,000

Division Office - Proper	32,785,000	7,650,000		40,435,000
Division of San Fernando City	19,311,000	5,159,000		24,470,000

Division Office - Proper	19,311,000	5,159,000		24,470,000
Division of Urdaneta City	34,571,000	6,812,000		41,383,000

Division Office - Proper	34,571,000	6,812,000		41,383,000
Division of Vigan City	22,194,000	4,777,000		26,971,000

Division Office - Proper	22,194,000	4,777,000		26,971,000
Cordillera Administrative Region (CAR)	312,305,000	109,371,000	140,000,000	561,676,000

Baguio Teachers Camp	21,429,000	3,444,000	140,000,000	164,873,000
Regional Office - CAR	33,567,000	35,521,000		69,088,000
Division of Abra	23,358,000	9,864,000		33,222,000

Division Office - Proper	23,358,000	9,864,000		33,222,000
Division of Apayao	24,784,000	7,558,000		32,342,000

Division Office - Proper	24,784,000	7,558,000		32,342,000
Division of Baguio City	27,851,000	8,505,000		36,356,000

Division Office - Proper	27,851,000	8,505,000		36,356,000
Division of Benguet	88,435,000	12,382,000		100,817,000

Division Office - Proper	88,435,000	12,382,000		100,817,000
Division of Ifugao	22,519,000	8,936,000		31,455,000

Division Office - Proper	22,519,000	8,936,000		31,455,000
Division of Kalinga	19,839,000	7,323,000		27,162,000

Division Office - Proper	19,839,000	7,323,000		27,162,000
Division of Mt. Province	28,804,000	9,090,000		37,894,000

Division Office - Proper	28,804,000	9,090,000		37,894,000
Division of Tabuk City	21,719,000	6,748,000		28,467,000

Division Office - Proper	21,719,000	6,748,000		28,467,000

204	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region II - Cagayan Valley	420,504,000	141,772,000	562,276,000

Regional Office - II	34,563,000	34,236,000	68,799,000
Division of Batanes	21,416,000	4,539,000	25,955,000

Division Office - Proper	21,416,000	4,539,000	25,955,000
Division of Cagayan	43,943,000	26,486,000	70,429,000

Division Office - Proper	43,943,000	26,486,000	70,429,000
Division of Cauayan City	29,110,000	6,182,000	35,292,000

Division Office - Proper	29,110,000	6,182,000	35,292,000
Division of Ilagan City	20,431,000	6,823,000	27,254,000

Division Office - Proper	20,431,000	6,823,000	27,254,000
Division of Isabela	133,631,000	29,017,000	162,648,000

Division Office - Proper	133,631,000	29,017,000	162,648,000
Division of Nueva Vizcaya	29,590,000	13,211,000	42,801,000

Division Office - Proper	29,590,000	13,211,000	42,801,000
Division of Quirino	60,924,000	8,681,000	69,605,000

Division Office - Proper	60,924,000	8,681,000	69,605,000
Division of Santiago City	21,719,000	5,972,000	27,691,000

Division Office - Proper	21,719,000	5,972,000	27,691,000
Division of Tuguegarao City	25,177,000	6,625,000	31,802,000

Division Office - Proper	25,177,000	6,625,000	31,802,000
Region III - Central Luzon	537,839,000	316,105,000	853,944,000

Regional Office - III	35,718,000	60,947,000	96,665,000
Division of Angeles City	16,403,000	9,581,000	25,984,000

Division Office - Proper	16,403,000	9,581,000	25,984,000
Division of Aurora	32,229,000	8,896,000	41,125,000

Division Office - Proper	32,229,000	8,896,000	41,125,000
Division of Balanga City	16,559,000	5,045,000	21,604,000

Division Office - Proper	16,559,000	5,045,000	21,604,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	205
DEPARTMENT OF EDUCATION

Division of Bataan	37,101,000	14,451,000	51,552,000

Division Office - Proper	37,101,000	14,451,000	51,552,000
Division of Bulacan	22,468,000	36,592,000	59,060,000

Division Office - Proper	22,468,000	36,592,000	59,060,000
Division of Cabanatuan City	20,375,000	7,721,000	28,096,000

Division Office - Proper	20,375,000	7,721,000	28,096,000
Division of Gapan City	16,210,000	5,956,000	22,166,000

Division Office - Proper	16,210,000	5,956,000	22,166,000
Division of Mabalacat City	10,789,000	7,140,000	17,929,000

Division Office - Proper	10,789,000	7,140,000	17,929,000
Division of Malolos City	19,916,000	7,430,000	27,346,000

Division Office - Proper	19,916,000	7,430,000	27,346,000
Division of Meycauayan City	16,092,000	6,110,000	22,202,000

Division Office - Proper	16,092,000	6,110,000	22,202,000
Division of Muñoz Science City	14,327,000	5,114,000	19,441,000

Division Office - Proper	14,327,000	5,114,000	19,441,000
Division of Nueva Ecija	56,083,000	30,853,000	86,936,000

Division Office - Proper	56,083,000	30,853,000	86,936,000
Division of Olongapo City	17,554,000	7,667,000	25,221,000

Division Office - Proper	17,554,000	7,667,000	25,221,000
Division of Pampanga	57,410,000	30,096,000	87,506,000

Division Office - Proper	57,410,000	30,096,000	87,506,000
Division of San Fernando City	17,814,000	8,318,000	26,132,000

Division Office - Proper	17,814,000	8,318,000	26,132,000
Division of San Jose City	15,522,000	6,052,000	21,574,000

Division Office - Proper	15,522,000	6,052,000	21,574,000
Division of San Jose del Monte City	13,377,000	11,231,000	24,608,000

Division Office - Proper	13,377,000	11,231,000	24,608,000

206	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Division of Tarlac	40,662,000	23,291,000	63,953,000

Division Office - Proper	40,662,000	23,291,000	63,953,000
Division of Tarlac City	21,181,000	8,549,000	29,730,000

Division Office - Proper	21,181,000	8,549,000	29,730,000
Division of Zambales	40,049,000	15,065,000	55,114,000

Division Office - Proper	40,049,000	15,065,000	55,114,000
Region IVA - CALABARZON	1,032,555,000	369,762,000	1,402,317,000

Regional Office - IVA	35,338,000	64,206,000	99,544,000
Division of Antipolo City	36,303,000	14,127,000	50,430,000

Division Office - Proper	36,303,000	14,127,000	50,430,000
Division of Bacoor City	27,911,000	8,491,000	36,402,000

Division Office - Proper	27,911,000	8,491,000	36,402,000
Division of Batangas	131,470,000	30,822,000	162,292,000

Division Office - Proper	131,470,000	30,822,000	162,292,000
Division of Batangas City	34,523,000	8,619,000	43,142,000

Division Office - Proper	34,523,000	8,619,000	43,142,000
Division of Biñan City	27,131,000	7,765,000	34,896,000

Division Office - Proper	27,131,000	7,765,000	34,896,000
Division of Cabuyao City	26,361,000	7,253,000	33,614,000

Division Office - Proper	26,361,000	7,253,000	33,614,000
Division of Calamba City	33,685,000	9,648,000	43,333,000

Division Office - Proper	33,685,000	9,648,000	43,333,000
Division of Cavite	89,192,000	29,829,000	119,021,000

Division Office - Proper	89,192,000	29,829,000	119,021,000
Division of Cavite City	17,504,000	5,273,000	22,777,000

Division Office - Proper	17,504,000	5,273,000	22,777,000
Division of Dasmariñas City	28,686,000	11,391,000	40,077,000

Division Office - Proper	28,686,000	11,391,000	40,077,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	207
DEPARTMENT OF EDUCATION

Division of General Trias City	25,196,000	7,680,000	32,876,000

Division Office - Proper	25,196,000	7,680,000	32,876,000
Division of Imus City	26,811,000	7,951,000	34,762,000

Division Office - Proper	26,811,000	7,951,000	34,762,000
Division of Laguna	76,027,000	28,477,000	104,504,000

Division Office - Proper	76,027,000	28,477,000	104,504,000
Division of Lipa City	38,993,000	8,633,000	47,626,000

Division Office - Proper	38,993,000	8,633,000	47,626,000
Division of Lucena City	29,870,000	7,416,000	37,286,000

Division Office - Proper	29,870,000	7,416,000	37,286,000
Division of Quezon	127,348,000	40,421,000	167,769,000

Division Office - Proper	127,348,000	40,421,000	167,769,000
Division of Rizal	83,471,000	32,187,000	115,658,000

Division Office - Proper	83,471,000	32,187,000	115,658,000
Division of San Pablo City	37,061,000	8,009,000	45,070,000

Division Office - Proper	37,061,000	8,009,000	45,070,000
Division of San Pedro City	23,662,000	6,883,000	30,545,000

Division Office - Proper	23,662,000	6,883,000	30,545,000
Division of Sta. Rosa City	26,815,000	7,487,000	34,302,000

Division Office - Proper	26,815,000	7,487,000	34,302,000
Division of Sto. Tomas City		5,222,000	5,222,000

Division Office - Proper		5,222,000	5,222,000
Division of Tanauan City	27,780,000	6,928,000	34,708,000

Division Office - Proper	27,780,000	6,928,000	34,708,000
Division of Tayabas City	21,417,000	5,044,000	26,461,000

Division Office - Proper	21,417,000	5,044,000	26,461,000
Region IVB - MIMAROPA	309,993,000	132,025,000	442,018,000

Regional Office - IVB	33,024,000	35,526,000	68,550,000

208	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Division of Calapan City	23,324,000	6,632,000	29,956,000

Division Office - Proper	23,324,000	6,632,000	29,956,000
Division of Marinduque	25,116,000	9,895,000	35,011,000

Division Office - Proper	25,116,000	9,895,000	35,011,000
Division of Occidental Mindoro	48,252,000	14,630,000	62,882,000

Division Office - Proper	48,252,000	14,630,000	62,882,000
Division of Oriental Mindoro	47,820,000	18,968,000	66,788,000

Division Office - Proper	47,820,000	18,968,000	66,788,000
Division of Palawan	84,014,000	26,487,000	110,501,000

Division Office - Proper	84,014,000	26,487,000	110,501,000
Division of Puerto Princesa City	23,125,000	8,530,000	31,655,000

Division Office - Proper	23,125,000	8,530,000	31,655,000
Division of Romblon	25,318,000	11,357,000	36,675,000

Division Office - Proper	25,318,000	11,357,000	36,675,000
Region V - Bicol	442,139,000	384,587,000	826,726,000

Regional Office - V	35,586,000	48,889,000	84,475,000
Division of Albay	43,914,000	41,142,000	85,056,000

Division Office - Proper	43,914,000	41,142,000	85,056,000
Division of Camarines Norte	31,655,000	26,114,000	57,769,000

Division Office - Proper	31,655,000	26,114,000	57,769,000
Division of Camarines Sur	71,114,000	58,302,000	129,416,000

Division Office - Proper	71,114,000	58,302,000	129,416,000
Division of Catanduanes	33,664,000	21,320,000	54,984,000

Division Office - Proper	33,664,000	21,320,000	54,984,000
Division of Iriga City	17,196,000	11,035,000	28,231,000

Division Office - Proper	17,196,000	11,035,000	28,231,000
Division of Legazpi City	21,811,000	19,746,000	41,557,000

Division Office - Proper	21,811,000	19,746,000	41,557,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	209
DEPARTMENT OF EDUCATION

Division of Ligao City	18,892,000	16,670,000	35,562,000

Division Office - Proper	18,892,000	16,670,000	35,562,000
Division of Masbate	47,751,000	38,136,000	85,887,000

Division Office - Proper	47,751,000	38,136,000	85,887,000
Division of Masbate City	19,219,000	16,370,000	35,589,000

Division Office - Proper	19,219,000	16,370,000	35,589,000
Division of Naga City	21,544,000	19,856,000	41,400,000

Division Office - Proper	21,544,000	19,856,000	41,400,000
Division of Sorsogon	37,535,000	32,378,000	69,913,000

Division Office - Proper	37,535,000	32,378,000	69,913,000
Division of Sorsogon City	20,983,000	17,650,000	38,633,000

Division Office - Proper	20,983,000	17,650,000	38,633,000
Division of Tabaco City	21,275,000	16,979,000	38,254,000

Division Office - Proper	21,275,000	16,979,000	38,254,000
Region VI - Western Visayas	917,957,000	296,070,000	1,214,027,000

Regional Office - VI	36,063,000	59,307,000	95,370,000
Division of Aklan	65,410,000	15,087,000	80,497,000

Division Office - Proper	65,410,000	15,087,000	80,497,000
Division of Antique	54,286,000	17,363,000	71,649,000

Division Office - Proper	54,286,000	17,363,000	71,649,000
Division of Bacolod City	40,285,000	11,173,000	51,458,000

Division Office - Proper	40,285,000	11,173,000	51,458,000
Division of Bago City	29,173,000	7,333,000	36,506,000

Division Office - Proper	29,173,000	7,333,000	36,506,000
Division of Cadiz City	29,846,000	7,150,000	36,996,000

Division Office - Proper	29,846,000	7,150,000	36,996,000
Division of Capiz	57,091,000	17,470,000	74,561,000

Division Office - Proper	57,091,000	17,470,000	74,561,000

210	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Division of Escalante City	22,741,000	5,767,000	28,508,000

Division Office - Proper	22,741,000	5,767,000	28,508,000
Division of Guimaras	34,514,000	7,598,000	42,112,000

Division Office - Proper	34,514,000	7,598,000	42,112,000
Division of Himamaylan City	21,537,000	6,184,000	27,721,000

Division Office - Proper	21,537,000	6,184,000	27,721,000
Division of Iloilo	183,696,000	45,075,000	228,771,000

Division Office - Proper	183,696,000	45,075,000	228,771,000
Division of Iloilo City	40,065,000	9,523,000	49,588,000

Division Office - Proper	40,065,000	9,523,000	49,588,000
Division of Kabankalan City	22,764,000	7,835,000	30,599,000

Division Office - Proper	22,764,000	7,835,000	30,599,000
Division of La Carlota City	18,786,000	5,123,000	23,909,000

Division Office - Proper	18,786,000	5,123,000	23,909,000
Division of Negros Occidental	90,669,000	31,245,000	121,914,000

Division Office - Proper	90,669,000	31,245,000	121,914,000
Division of Passi City	20,461,000	5,321,000	25,782,000

Division Office - Proper	20,461,000	5,321,000	25,782,000
Division of Roxas City	30,460,000	6,622,000	37,082,000

Division Office - Proper	30,460,000	6,622,000	37,082,000
Division of Sagay City	30,448,000	7,069,000	37,517,000

Division Office - Proper	30,448,000	7,069,000	37,517,000
Division of San Carlos City	26,440,000	6,752,000	33,192,000

Division Office - Proper	26,440,000	6,752,000	33,192,000
Division of Silay City	22,404,000	6,587,000	28,991,000

Division Office - Proper	22,404,000	6,587,000	28,991,000
Division of Sipalay City	23,941,000	5,691,000	29,632,000

Division Office - Proper	23,941,000	5,691,000	29,632,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	211
DEPARTMENT OF EDUCATION

Division of Victorias City	16,877,000	4,795,000	21,672,000

Division Office - Proper	16,877,000	4,795,000	21,672,000
Region VII - Central Visayas	743,302,000	279,075,000	1,022,377,000

Regional Office - VII	27,357,000	56,837,000	84,194,000
Division of Bais City	22,330,000	5,254,000	27,584,000

Division Office - Proper	22,330,000	5,254,000	27,584,000
Division of Bayawan City	23,702,000	7,232,000	30,934,000

Division Office - Proper	23,702,000	7,232,000	30,934,000
Division of Bogo City	23,902,000	4,741,000	28,643,000

Division Office - Proper	23,902,000	4,741,000	28,643,000
Division of Bohol	64,517,000	33,473,000	97,990,000

Division Office - Proper	64,517,000	33,473,000	97,990,000
Division of Canlaon City		4,397,000	4,397,000

Division Office - Proper		4,397,000	4,397,000
Division of Carcar City	27,818,000	6,265,000	34,083,000

Division Office - Proper	27,818,000	6,265,000	34,083,000
Division of Cebu City	58,534,000	16,228,000	74,762,000

Division Office - Proper	58,534,000	16,228,000	74,762,000
Division of Cebu Province	115,842,000	49,456,000	165,298,000

Division Office - Proper	115,842,000	49,456,000	165,298,000
Division of Danao City	31,678,000	6,805,000	38,483,000

Division Office - Proper	31,678,000	6,805,000	38,483,000
Division of Dumaguete City	25,384,000	5,133,000	30,517,000

Division Office - Proper	25,384,000	5,133,000	30,517,000
Division of Guihulngan City	23,235,000	5,988,000	29,223,000

Division Office - Proper	23,235,000	5,988,000	29,223,000
Division of Lapu-lapu City	39,079,000	10,161,000	49,240,000

Division Office - Proper	39,079,000	10,161,000	49,240,000

212	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Division of Mandaue City	33,299,000	8,441,000	41,740,000

Division Office - Proper	33,299,000	8,441,000	41,740,000
Division of Naga City	23,720,000	5,918,000	29,638,000

Division Office - Proper	23,720,000	5,918,000	29,638,000
Division of Negros Oriental	83,392,000	20,445,000	103,837,000

Division Office - Proper	83,392,000	20,445,000	103,837,000
Division of Siquijor	20,535,000	6,417,000	26,952,000

Division Office - Proper	20,535,000	6,417,000	26,952,000
Division of Tagbilaran City	20,541,000	5,000,000	25,541,000

Division Office - Proper	20,541,000	5,000,000	25,541,000
Division of Talisay City	22,137,000	7,249,000	29,386,000

Division Office - Proper	22,137,000	7,249,000	29,386,000
Division of Tanjay City	27,640,000	6,222,000	33,862,000

Division Office - Proper	27,640,000	6,222,000	33,862,000
Division of Toledo City	28,660,000	7,413,000	36,073,000

Division Office - Proper	28,660,000	7,413,000	36,073,000
Region VIII - Eastern Visayas	315,171,000	206,586,000	521,757,000

Regional Office - VIII	38,639,000	45,720,000	84,359,000
Division of Baybay City	18,803,000	6,169,000	24,972,000

Division Office - Proper	18,803,000	6,169,000	24,972,000
Division of Biliran	18,237,000	8,343,000	26,580,000

Division Office - Proper	18,237,000	8,343,000	26,580,000
Division of Borongan City	17,536,000	5,273,000	22,809,000

Division Office - Proper	17,536,000	5,273,000	22,809,000
Division of Calbayog City	7,611,000	8,632,000	16,243,000

Division Office - Proper	7,611,000	8,632,000	16,243,000
Division of Catbalogan City	18,142,000	6,555,000	24,697,000

Division Office - Proper	18,142,000	6,555,000	24,697,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	213
DEPARTMENT OF EDUCATION

Division of Eastern Samar	40,826,000	14,447,000	55,273,000

Division Office - Proper	40,826,000	14,447,000	55,273,000
Division of Leyte	29,343,000	38,788,000	68,131,000

Division Office - Proper	29,343,000	38,788,000	68,131,000
Division of Maasin City	20,715,000	5,814,000	26,529,000

Division Office - Proper	20,715,000	5,814,000	26,529,000
Division of Northern Samar	9,227,000	20,081,000	29,308,000

Division Office - Proper	9,227,000	20,081,000	29,308,000
Division of Ormoc City	23,572,000	8,157,000	31,729,000

Division Office - Proper	23,572,000	8,157,000	31,729,000
Division of Samar	44,463,000	18,728,000	63,191,000

Division Office - Proper	44,463,000	18,728,000	63,191,000
Division of Southern Leyte	20,499,000	11,818,000	32,317,000

Division Office - Proper	20,499,000	11,818,000	32,317,000
Division of Tacloban City	7,558,000	8,061,000	15,619,000

Division Office - Proper	7,558,000	8,061,000	15,619,000
Region IX - Zamboanga Peninsula	624,804,000	147,794,000	772,598,000

Regional Office - IX	31,669,000	35,514,000	67,183,000
Division of Dapitan City	25,897,000	5,780,000	31,677,000

Division Office - Proper	25,897,000	5,780,000	31,677,000
Division of Dipolog City	29,168,000	6,698,000	35,866,000

Division Office - Proper	29,168,000	6,698,000	35,866,000
Division of Isabela City	32,830,000	6,904,000	39,734,000

Division Office - Proper	32,830,000	6,904,000	39,734,000
Division of Pagadian City	35,871,000	7,536,000	43,407,000

Division Office - Proper	35,871,000	7,536,000	43,407,000
Division of Zamboanga City	78,470,000	18,935,000	97,405,000

Division Office - Proper	78,470,000	18,935,000	97,405,000

214	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Division of Zamboanga Sibugay	129,800,000	18,010,000	147,810,000

Division Office - Proper	129,800,000	18,010,000	147,810,000
Division of Zamboanga del Norte	110,144,000	24,227,000	134,371,000

Division Office - Proper	110,144,000	24,227,000	134,371,000
Division of Zamboanga del Sur	150,955,000	24,190,000	175,145,000

Division Office - Proper	150,955,000	24,190,000	175,145,000
Region X - Northern Mindanao	387,389,000	184,984,000	572,373,000

Regional Office - X	31,422,000	42,652,000	74,074,000
Division of Bukidnon	22,478,000	25,385,000	47,863,000

Division Office - Proper	22,478,000	25,385,000	47,863,000
Division of Cagayan de Oro City	21,642,000	13,063,000	34,705,000

Division Office - Proper	21,642,000	13,063,000	34,705,000
Division of Camiguin	17,125,000	6,019,000	23,144,000

Division Office - Proper	17,125,000	6,019,000	23,144,000
Division of El Salvador City	17,910,000	4,390,000	22,300,000

Division Office - Proper	17,910,000	4,390,000	22,300,000
Division of Gingoog City	25,418,000	6,912,000	32,330,000

Division Office - Proper	25,418,000	6,912,000	32,330,000
Division of Iligan City	19,063,000	9,695,000	28,758,000

Division Office - Proper	19,063,000	9,695,000	28,758,000
Division of Lanao del Norte	44,190,000	14,590,000	58,780,000

Division Office - Proper	44,190,000	14,590,000	58,780,000
Division of Malaybalay City	21,310,000	7,667,000	28,977,000

Division Office - Proper	21,310,000	7,667,000	28,977,000
Division of Misamis Occidental	24,931,000	11,141,000	36,072,000

Division Office - Proper	24,931,000	11,141,000	36,072,000
Division of Misamis Oriental	60,252,000	18,961,000	79,213,000

Division Office - Proper	60,252,000	18,961,000	79,213,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	215
DEPARTMENT OF EDUCATION

Division of Oroquieta City	18,817,000	5,318,000	24,135,000

Division Office - Proper	18,817,000	5,318,000	24,135,000
Division of Ozamiz City	24,719,000	6,737,000	31,456,000

Division Office - Proper	24,719,000	6,737,000	31,456,000
Division of Tangub City	18,478,000	5,197,000	23,675,000

Division Office - Proper	18,478,000	5,197,000	23,675,000
Division of Valencia City	19,634,000	7,257,000	26,891,000

Division Office - Proper	19,634,000	7,257,000	26,891,000
Region XI - Davao	424,879,000	171,390,000	596,269,000

Regional Office - XI	33,322,000	38,444,000	71,766,000
Division of Davao City	63,477,000	28,805,000	92,282,000

Division Office - Proper	63,477,000	28,805,000	92,282,000
Division of Davao Occidental	27,703,000	11,050,000	38,753,000

Division Office - Proper	27,703,000	11,050,000	38,753,000
Division of Davao Oriental	45,396,000	13,199,000	58,595,000

Division Office - Proper	45,396,000	13,199,000	58,595,000
Division of Davao de Oro	55,320,000	18,785,000	74,105,000

Division Office - Proper	55,320,000	18,785,000	74,105,000
Division of Davao del Norte	43,440,000	13,075,000	56,515,000

Division Office - Proper	43,440,000	13,075,000	56,515,000
Division of Davao del Sur	39,055,000	13,029,000	52,084,000

Division Office - Proper	39,055,000	13,029,000	52,084,000
Division of Digos City	22,801,000	6,925,000	29,726,000

Division Office - Proper	22,801,000	6,925,000	29,726,000
Division of Island Garden City of Samal	20,583,000	5,907,000	26,490,000

Division Office - Proper	20,583,000	5,907,000	26,490,000
Division of Mati City	30,420,000	6,928,000	37,348,000

Division Office - Proper	30,420,000	6,928,000	37,348,000

216	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Division of Panabo City	22,819,000	7,136,000	29,955,000

Division Office - Proper	22,819,000	7,136,000	29,955,000
Division of Tagum City	20,543,000	8,107,000	28,650,000

Division Office - Proper	20,543,000	8,107,000	28,650,000
Region XII - SOCCSKSARGEN	418,371,000	148,010,000	566,381,000

Regional Office - XII	38,611,000	37,177,000	75,788,000
Division of Cotabato	98,868,000	27,830,000	126,698,000

Division Office - Proper	98,868,000	27,830,000	126,698,000
Division of General Santos City	23,815,000	13,301,000	37,116,000

Division Office - Proper	23,815,000	13,301,000	37,116,000
Division of Kidapawan City	26,784,000	6,947,000	33,731,000

Division Office - Proper	26,784,000	6,947,000	33,731,000
Division of Koronadal City	22,373,000	6,952,000	29,325,000

Division Office - Proper	22,373,000	6,952,000	29,325,000
Division of Sarangani	87,696,000	15,691,000	103,387,000

Division Office - Proper	87,696,000	15,691,000	103,387,000
Division of South Cotabato	59,784,000	18,038,000	77,822,000

Division Office - Proper	59,784,000	18,038,000	77,822,000
Division of Sultan Kudarat	43,378,000	16,788,000	60,166,000

Division Office - Proper	43,378,000	16,788,000	60,166,000
Division of Tacurong City	17,062,000	5,286,000	22,348,000

Division Office - Proper	17,062,000	5,286,000	22,348,000
Region XIII - Caraga	617,325,000	144,886,000	762,211,000

Regional Office - XIII	36,160,000	36,968,000	73,128,000
Division of Agusan del Norte	55,495,000	10,196,000	65,691,000

Division Office - Proper	55,495,000	10,196,000	65,691,000
Division of Agusan del Sur	110,244,000	18,618,000	128,862,000

Division Office - Proper	110,244,000	18,618,000	128,862,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	217
DEPARTMENT OF EDUCATION

Division of Bayugan City	32,816,000	6,262,000	39,078,000

Division Office - Proper	32,816,000	6,262,000	39,078,000
Division of Bislig City	34,312,000	6,374,000	40,686,000

Division Office - Proper	34,312,000	6,374,000	40,686,000
Division of Butuan City	52,296,000	10,631,000	62,927,000

Division Office - Proper	52,296,000	10,631,000	62,927,000
Division of Cabadbaran City	25,860,000	4,798,000	30,658,000

Division Office - Proper	25,860,000	4,798,000	30,658,000
Division of Dinagat Island	34,610,000	7,130,000	41,740,000

Division Office - Proper	34,610,000	7,130,000	41,740,000
Division of Siargao	37,644,000	7,476,000	45,120,000

Division Office - Proper	37,644,000	7,476,000	45,120,000
Division of Surigao City	39,734,000	6,939,000	46,673,000

Division Office - Proper	39,734,000	6,939,000	46,673,000
Division of Surigao del Norte	27,168,000	9,502,000	36,670,000

Division Office - Proper	27,168,000	9,502,000	36,670,000
Division of Surigao del Sur	107,157,000	15,125,000	122,282,000

Division Office - Proper	107,157,000	15,125,000	122,282,000
Division of Tandag City	23,829,000	4,867,000	28,696,000

Division Office - Proper	23,829,000	4,867,000	28,696,000
Administration of Personnel Benefits	1,364,976,000		1,364,976,000

National Capital Region (NCR)	133,624,000		133,624,000

Central Office	9,320,000		9,320,000
Regional Office - NCR	124,304,000		124,304,000
Region I - Ilocos	95,458,000		95,458,000

Regional Office - I	95,458,000		95,458,000
Cordillera Administrative Region (CAR)	32,010,000		32,010,000

Regional Office - CAR	32,010,000		32,010,000
Region II - Cagayan Valley	55,177,000		55,177,000

Regional Office - II	55,177,000		55,177,000

218	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region III - Central Luzon	137,930,000			137,930,000

Regional Office - III	137,930,000			137,930,000
Region IVA - CALABARZON	149,845,000			149,845,000

Regional Office - IVA	149,845,000			149,845,000
Region IVB - MIMAROPA	45,780,000			45,780,000

Regional Office - IVB	45,780,000			45,780,000
Region V - Bicol	105,839,000			105,839,000

Regional Office - V	105,839,000			105,839,000
Region VI - Western Visayas	94,375,000			94,375,000

Regional Office - VI	94,375,000			94,375,000
Region VII - Central Visayas	96,877,000			96,877,000

Regional Office - VII	96,877,000			96,877,000
Region VIII - Eastern Visayas	90,461,000			90,461,000

Regional Office - VIII	90,461,000			90,461,000
Region IX - Zamboanga Peninsula	96,422,000			96,422,000

Regional Office - IX	96,422,000			96,422,000
Region X - Northern Mindanao	65,225,000			65,225,000

Regional Office - X	65,225,000			65,225,000
Region XI - Davao	61,290,000			61,290,000

Regional Office - XI	61,290,000			61,290,000
Region XII - SOCCSKSARGEN	58,189,000			58,189,000

Regional Office - XII	58,189,000			58,189,000
Region XIII - Caraga	46,474,000			46,474,000

Regional Office - XIII	46,474,000			46,474,000

Sub-total, General Administration and Support	10,374,125,000	8,921,692,000	2,841,661,000	22,137,478,000

Support to Operations
Physical Fitness and School Sports	7,748,000	706,411,000		714,159,000

National Capital Region (NCR)	7,748,000	706,411,000		714,159,000

Central Office	7,748,000	706,411,000		714,159,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	219
DEPARTMENT OF EDUCATION

Development and Management of Bilateral and Multilateral Education Projects	12,777,000	11,088,000	23,865,000

National Capital Region (NCR)	12,777,000	11,088,000	23,865,000

Central Office	12,777,000	11,088,000	23,865,000
Management and Administration of Learning Resources	43,818,000	9,927,000	53,745,000

National Capital Region (NCR)	43,818,000	9,927,000	53,745,000

Central Office	43,818,000	9,927,000	53,745,000
Planning and Management Information Systems	113,091,000	39,479,000	152,570,000

National Capital Region (NCR)	32,353,000	39,479,000	71,832,000

Central Office	27,620,000	39,479,000	67,099,000
Regional Office - NCR	4,733,000		4,733,000
Region I - Ilocos	5,086,000		5,086,000

Regional Office - I	5,086,000		5,086,000
Cordillera Administrative Region (CAR)	5,092,000		5,092,000

Regional Office - CAR	5,092,000		5,092,000
Region II - Cagayan Valley	6,208,000		6,208,000

Regional Office - II	6,208,000		6,208,000
Region III - Central Luzon	5,780,000		5,780,000

Regional Office - III	5,780,000		5,780,000
Region IVA - CALABARZON	4,632,000		4,632,000

Regional Office - IVA	4,632,000		4,632,000
Region IVB - MIMAROPA	5,974,000		5,974,000

Regional Office - IVB	5,974,000		5,974,000
Region V - Bicol	5,926,000		5,926,000

Regional Office - V	5,926,000		5,926,000
Region VI - Western Visayas	6,575,000		6,575,000

Regional Office - VI	6,575,000		6,575,000
Region VII - Central Visayas	5,002,000		5,002,000

Regional Office - VII	5,002,000		5,002,000

220	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region VIII - Eastern Visayas	5,934,000			5,934,000

Regional Office - VIII	5,934,000			5,934,000
Region IX - Zamboanga Peninsula	5,876,000			5,876,000

Regional Office - IX	5,876,000			5,876,000
Region X - Northern Mindanao	3,968,000			3,968,000

Regional Office - X	3,968,000			3,968,000
Region XI - Davao	4,447,000			4,447,000

Regional Office - XI	4,447,000			4,447,000
Region XII - SOCCSKSARGEN	5,122,000			5,122,000

Regional Office - XII	5,122,000			5,122,000
Region XIII - Caraga	5,116,000			5,116,000

Regional Office - XIII	5,116,000			5,116,000
Education Information and Communication Services	20,020,000	48,713,000	4,828,000	73,561,000

National Capital Region (NCR)	20,020,000	48,713,000	4,828,000	73,561,000

Central Office	20,020,000	48,713,000	4,828,000	73,561,000
Learner Support Programs	2,282,366,000	488,467,000		2,770,833,000

National Capital Region (NCR)	147,840,000	488,467,000		636,307,000

Central Office	26,620,000	488,467,000		515,087,000
Regional Office - NCR	44,238,000			44,238,000
Division of Caloocan	8,886,000			8,886,000
Division of Las Piñas	3,854,000			3,854,000
Division of Makati	2,610,000			2,610,000
Division of Malabon City	2,593,000			2,593,000
Division of Mandaluyong	2,611,000			2,611,000
Division of Manila	20,204,000			20,204,000
Division of Marikina	2,628,000			2,628,000
Division of Muntinlupa	2,616,000			2,616,000
Division of Navotas City	2,599,000			2,599,000
Division of Parañaque	3,249,000			3,249,000
Division of Pasay City	1,890,000			1,890,000
Division of Pasig City	5,225,000			5,225,000
Division of Quezon City	9,200,000			9,200,000
Division of Taguig and Pateros	6,170,000			6,170,000
Division of Valenzuela	2,647,000			2,647,000

Region I - Ilocos	150,292,000			150,292,000

Regional Office - I	52,421,000			52,421,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	221
DEPARTMENT OF EDUCATION

Division of Alaminos City	2,912,000	2,912,000
Division of Batac City	2,899,000	2,899,000
Division of Candon City	2,847,000	2,847,000
Division of Dagupan City	5,594,000	5,594,000
Division of Ilocos Norte	5,669,000	5,669,000
Division of Ilocos Sur	5,671,000	5,671,000
Division of La Union	5,506,000	5,506,000
Division of Laoag City	2,253,000	2,253,000
Division of Pangasinan I	24,491,000	24,491,000
Division of Pangasinan II	24,133,000	24,133,000
Division of San Carlos City	5,578,000	5,578,000
Division of San Fernando City	1,921,000	1,921,000
Division of Urdaneta City	5,529,000	5,529,000
Division of Vigan City	2,868,000	2,868,000

Cordillera Administrative Region (CAR)	80,774,000	80,774,000

Regional Office - CAR	37,037,000	37,037,000
Division of Abra	5,659,000	5,659,000
Division of Apayao	5,569,000	5,569,000
Division of Baguio City	6,061,000	6,061,000
Division of Benguet	5,469,000	5,469,000
Division of Ifugao	4,564,000	4,564,000
Division of Kalinga	5,546,000	5,546,000
Division of Mt. Province	5,548,000	5,548,000
Division of Tabuk City	5,321,000	5,321,000

Region II - Cagayan Valley	99,753,000	99,753,000

Regional Office - II	35,342,000	35,342,000
Division of Batanes	1,905,000	1,905,000
Division of Cagayan	13,663,000	13,663,000
Division of Cauayan City	2,855,000	2,855,000
Division of Ilagan City	2,856,000	2,856,000
Division of Isabela	25,622,000	25,622,000
Division of Nueva Vizcaya	6,206,000	6,206,000
Division of Quirino	5,508,000	5,508,000
Division of Santiago City	2,905,000	2,905,000
Division of Tuguegarao City	2,891,000	2,891,000

Region III - Central Luzon	225,527,000	225,527,000

Regional Office - III	61,283,000	61,283,000
Division of Angeles City	5,484,000	5,484,000
Division of Aurora	4,823,000	4,823,000
Division of Balanga City	2,873,000	2,873,000
Division of Bataan	5,376,000	5,376,000
Division of Bulacan	24,224,000	24,224,000
Division of Cabanatuan City	5,379,000	5,379,000
Division of Gapan City	1,897,000	1,897,000
Division of Mabalacat City	2,804,000	2,804,000
Division of Malolos City	5,421,000	5,421,000
Division of Meycauayan City	2,856,000	2,856,000
Division of Muñoz Science City	2,868,000	2,868,000
Division of Nueva Ecija	24,658,000	24,658,000

222	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Division of Olongapo City	5,500,000	5,500,000
Division of Pampanga	22,164,000	22,164,000
Division of San Fernando City	5,368,000	5,368,000
Division of San Jose City	2,855,000	2,855,000
Division of San Jose del Monte City	5,311,000	5,311,000
Division of Tarlac	23,528,000	23,528,000
Division of Tarlac City	5,365,000	5,365,000
Division of Zambales	5,490,000	5,490,000

Region IVA - CALABARZON	279,184,000	279,184,000

Regional Office - IVA	64,522,000	64,522,000
Division of Antipolo City	5,366,000	5,366,000
Division of Bacoor City	2,886,000	2,886,000
Division of Batangas	23,994,000	23,994,000
Division of Batangas City	5,490,000	5,490,000
Division of Biñan City	5,396,000	5,396,000
Division of Cabuyao City	5,390,000	5,390,000
Division of Calamba City	5,401,000	5,401,000
Division of Cavite	24,193,000	24,193,000
Division of Cavite City	1,931,000	1,931,000
Division of Dasmariñas City	5,505,000	5,505,000
Division of General Trias City	5,378,000	5,378,000
Division of Imus City	2,878,000	2,878,000
Division of Laguna	24,038,000	24,038,000
Division of Lipa City	5,533,000	5,533,000
Division of Lucena City	5,360,000	5,360,000
Division of Quezon	37,385,000	37,385,000
Division of Rizal	24,001,000	24,001,000
Division of San Pablo City	5,498,000	5,498,000
Division of San Pedro City	5,321,000	5,321,000
Division of Sta. Rosa City	5,417,000	5,417,000
Division of Tanauan City	5,434,000	5,434,000
Division of Tayabas City	2,867,000	2,867,000

Region IVB - MIMAROPA	81,047,000	81,047,000

Regional Office - IVB	31,754,000	31,754,000
Division of Calapan City	4,475,000	4,475,000
Division of Marinduque	4,525,000	4,525,000
Division of Occidental Mindoro	4,586,000	4,586,000
Division of Oriental Mindoro	4,389,000	4,389,000
Division of Palawan	22,198,000	22,198,000
Division of Puerto Princesa City	4,689,000	4,689,000
Division of Romblon	4,431,000	4,431,000

Region V - Bicol	186,331,000	186,331,000

Regional Office - V	59,534,000	59,534,000
Division of Albay	23,515,000	23,515,000
Division of Camarines Norte	5,706,000	5,706,000
Division of Camarines Sur	36,391,000	36,391,000
Division of Catanduanes	5,585,000	5,585,000
Division of Iriga City	2,922,000	2,922,000
Division of Legazpi City	4,797,000	4,797,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	223
DEPARTMENT OF EDUCATION

Division of Ligao City	5,359,000	5,359,000
Division of Masbate	18,820,000	18,820,000
Division of Masbate City	4,448,000	4,448,000
Division of Naga City	5,486,000	5,486,000
Division of Sorsogon	4,268,000	4,268,000
Division of Sorsogon City	4,145,000	4,145,000
Division of Tabaco City	5,355,000	5,355,000

Region VI - Western Visayas	211,434,000	211,434,000

Regional Office - VI	61,096,000	61,096,000
Division of Aklan	3,069,000	3,069,000
Division of Antique	12,829,000	12,829,000
Division of Bacolod City	5,569,000	5,569,000
Division of Bago City	4,815,000	4,815,000
Division of Cadiz City	5,416,000	5,416,000
Division of Capiz	3,634,000	3,634,000
Division of Escalante City	2,834,000	2,834,000
Division of Guimaras	8,170,000	8,170,000
Division of Himamaylan City	4,705,000	4,705,000
Division of Iloilo	36,842,000	36,842,000
Division of Iloilo City	3,554,000	3,554,000
Division of Kabankalan City	4,350,000	4,350,000
Division of La Carlota City	1,928,000	1,928,000
Division of Negros Occidental	22,923,000	22,923,000
Division of Passi City	1,614,000	1,614,000
Division of Roxas City	5,026,000	5,026,000
Division of Sagay City	4,705,000	4,705,000
Division of San Carlos City	4,734,000	4,734,000
Division of Silay City	5,458,000	5,458,000
Division of Sipalay City	5,329,000	5,329,000
Division of Victorias City	2,834,000	2,834,000

Region VII - Central Visayas	184,405,000	184,405,000

Regional Office - VII	50,999,000	50,999,000
Division of Bais City	2,231,000	2,231,000
Division of Bayawan City	4,055,000	4,055,000
Division of Bogo City	2,856,000	2,856,000
Division of Bohol	28,010,000	28,010,000
Division of Carcar City	4,376,000	4,376,000
Division of Cebu City	11,089,000	11,089,000
Division of Cebu Province	13,905,000	13,905,000
Division of Danao City	4,418,000	4,418,000
Division of Dumaguete City	2,456,000	2,456,000
Division of Guihulngan City	1,889,000	1,889,000
Division of Lapu-lapu City	5,796,000	5,796,000
Division of Mandaue City	5,869,000	5,869,000
Division of Negros Oriental	27,923,000	27,923,000
Division of Siquijor	5,354,000	5,354,000
Division of Tagbilaran City	3,483,000	3,483,000
Division of Talisay City	3,505,000	3,505,000
Division of Tanjay City	3,588,000	3,588,000
Division of Toledo City	2,603,000	2,603,000

224	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region VIII - Eastern Visayas	97,838,000	97,838,000

Regional Office - VIII	54,411,000	54,411,000
Division of Baybay City	2,847,000	2,847,000
Division of Biliran	5,147,000	5,147,000
Division of Borongan City	1,620,000	1,620,000
Division of Calbayog City	610,000	610,000
Division of Catbalogan City	4,406,000	4,406,000
Division of Eastern Samar	2,630,000	2,630,000
Division of Leyte	9,599,000	9,599,000
Division of Maasin City	1,972,000	1,972,000
Division of Northern Samar	971,000	971,000
Division of Ormoc City	4,187,000	4,187,000
Division of Samar	2,610,000	2,610,000
Division of Southern Leyte	4,530,000	4,530,000
Division of Tacloban City	2,298,000	2,298,000

Region IX - Zamboanga Peninsula	111,326,000	111,326,000

Regional Office - IX	33,520,000	33,520,000
Division of Dapitan City	1,985,000	1,985,000
Division of Dipolog City	5,483,000	5,483,000
Division of Isabela City	4,099,000	4,099,000
Division of Pagadian City	5,543,000	5,543,000
Division of Zamboanga City	5,497,000	5,497,000
Division of Zamboanga Sibugay	5,476,000	5,476,000
Division of Zamboanga del Norte	25,436,000	25,436,000
Division of Zamboanga del Sur	24,287,000	24,287,000

Region X - Northern Mindanao	120,317,000	120,317,000

Regional Office - X	40,363,000	40,363,000
Division of Bukidnon	23,408,000	23,408,000
Division of Cagayan de Oro City	5,523,000	5,523,000
Division of Camiguin	2,841,000	2,841,000
Division of El Salvador City	2,899,000	2,899,000
Division of Gingoog City	5,825,000	5,825,000
Division of Iligan City	5,334,000	5,334,000
Division of Lanao del Norte	5,350,000	5,350,000
Division of Malaybalay City	5,433,000	5,433,000
Division of Misamis Occidental	4,542,000	4,542,000
Division of Misamis Oriental	3,854,000	3,854,000
Division of Oroquieta City	2,834,000	2,834,000
Division of Ozamiz City	5,477,000	5,477,000
Division of Tangub City	1,904,000	1,904,000
Division of Valencia City	4,730,000	4,730,000

Region XI - Davao	136,750,000	136,750,000

Regional Office - XI	37,287,000	37,287,000
Division of Davao City	24,332,000	24,332,000
Division of Davao Occidental	9,853,000	9,853,000
Division of Davao Oriental	7,814,000	7,814,000
Division of Davao de Oro	11,371,000	11,371,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	225
DEPARTMENT OF EDUCATION

Division of Davao del Norte	9,069,000		9,069,000
Division of Davao del Sur	11,203,000		11,203,000
Division of Digos City	5,403,000		5,403,000
Division of Island Garden City of Samal	5,455,000		5,455,000
Division of Mati City	4,906,000		4,906,000
Division of Panabo City	4,640,000		4,640,000
Division of Tagum City	5,417,000		5,417,000

Region XII - SOCCSKSARGEN	88,847,000		88,847,000

Regional Office - XII	33,904,000		33,904,000
Division of Cotabato	23,766,000		23,766,000
Division of General Santos City	3,154,000		3,154,000
Division of Kidapawan City	5,446,000		5,446,000
Division of Koronadal City	5,372,000		5,372,000
Division of Sarangani	5,297,000		5,297,000
Division of South Cotabato	5,502,000		5,502,000
Division of Sultan Kudarat	4,205,000		4,205,000
Division of Tacurong City	2,201,000		2,201,000

Region XIII - Caraga	80,701,000		80,701,000

Regional Office - XIII	37,141,000		37,141,000
Division of Agusan del Norte	5,290,000		5,290,000
Division of Agusan del Sur	4,507,000		4,507,000
Division of Bayugan City	1,959,000		1,959,000
Division of Bislig City	3,891,000		3,891,000
Division of Butuan City	4,568,000		4,568,000
Division of Cabadbaran City	1,260,000		1,260,000
Division of Dinagat Island	4,437,000		4,437,000
Division of Siargao	2,245,000		2,245,000
Division of Surigao City	4,475,000		4,475,000
Division of Surigao del Norte	4,552,000		4,552,000
Division of Surigao del Sur	4,459,000		4,459,000
Division of Tandag City	1,917,000		1,917,000
Building Partnerships and Linkages Program	7,940,000	86,726,000	94,666,000

National Capital Region (NCR)	7,940,000	86,726,000	94,666,000

Central Office	7,940,000	86,726,000	94,666,000
Legal Service and Development of Education-Related Laws and Rules	20,837,000	73,665,000	94,502,000

National Capital Region (NCR)	20,837,000	73,665,000	94,502,000

Central Office	20,837,000	73,665,000	94,502,000
Child Protection Program		82,599,000	82,599,000

National Capital Region (NCR)		82,599,000	82,599,000

Central Office		82,599,000	82,599,000

226	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Disaster Preparedness and Response Program	9,194,000	2,156,202,000	2,165,396,000

National Capital Region (NCR)	9,194,000	2,156,202,000	2,165,396,000

Central Office	9,194,000	2,156,202,000	2,165,396,000
Organizational and Professional Development for Non-Teaching Personnel	164,535,000	148,765,000	313,300,000

National Capital Region (NCR)	43,013,000	148,765,000	191,778,000

Central Office	33,963,000	148,765,000	182,728,000
Regional Office - NCR	9,050,000		9,050,000
Region I - Ilocos	8,403,000		8,403,000

Regional Office - I	8,403,000		8,403,000
Cordillera Administrative Region (CAR)	7,350,000		7,350,000

Regional Office - CAR	7,350,000		7,350,000
Region II - Cagayan Valley	6,656,000		6,656,000

Regional Office - II	6,656,000		6,656,000
Region III - Central Luzon	10,376,000		10,376,000

Regional Office - III	10,376,000		10,376,000
Region IVA - CALABARZON	9,655,000		9,655,000

Regional Office - IVA	9,655,000		9,655,000
Region IVB - MIMAROPA	7,431,000		7,431,000

Regional Office - IVB	7,431,000		7,431,000
Region V - Bicol	8,527,000		8,527,000

Regional Office - V	8,527,000		8,527,000
Region VI - Western Visayas	9,828,000		9,828,000

Regional Office - VI	9,828,000		9,828,000
Region VII - Central Visayas	7,058,000		7,058,000

Regional Office - VII	7,058,000		7,058,000
Region VIII - Eastern Visayas	7,788,000		7,788,000

Regional Office - VIII	7,788,000		7,788,000
Region IX - Zamboanga Peninsula	7,344,000		7,344,000

Regional Office - IX	7,344,000		7,344,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	227
DEPARTMENT OF EDUCATION

Region X - Northern Mindanao	8,411,000			8,411,000

Regional Office - X	8,411,000			8,411,000
Region XI - Davao	6,962,000			6,962,000

Regional Office - XI	6,962,000			6,962,000
Region XII - SOCCSKSARGEN	7,323,000			7,323,000

Regional Office - XII	7,323,000			7,323,000
Region XIII - Caraga	8,410,000			8,410,000

Regional Office - XIII	8,410,000			8,410,000

Sub-total, Support to Operations	2,682,326,000	3,852,042,000	4,828,000	6,539,196,000

Operations
EDUCATION POLICY DEVELOPMENT PROGRAM	8,282,231,000	5,267,701,000	351,340,000	13,901,272,000

National Assessment Systems for Basic Education	26,358,000	1,053,359,000	351,340,000	1,431,057,000

National Capital Region (NCR)	26,358,000	1,053,359,000	351,340,000	1,431,057,000

Central Office	26,358,000	1,053,359,000	351,340,000	1,431,057,000
Policy and Research Program	1,910,233,000	35,880,000		1,946,113,000

National Capital Region (NCR)	201,302,000	35,880,000		237,182,000

Central Office		35,880,000		35,880,000
Division of Caloocan	16,853,000			16,853,000
Division of Las Piñas	11,964,000			11,964,000
Division of Makati	8,765,000			8,765,000
Division of Malabon City	10,163,000			10,163,000
Division of Mandaluyong	9,668,000			9,668,000
Division of Manila	54,251,000			54,251,000
Division of Marikina	8,205,000			8,205,000
Division of Muntinlupa	9,576,000			9,576,000
Division of Navotas City	10,632,000			10,632,000
Division of Parañaque	9,685,000			9,685,000
Division of Pasay City	8,318,000			8,318,000
Division of Pasig City	12,804,000			12,804,000
Division of Quezon City	9,112,000			9,112,000
Division of San Juan City	4,744,000			4,744,000
Division of Taguig and Pateros	6,874,000			6,874,000
Division of Valenzuela	9,688,000			9,688,000

Region I - Ilocos	112,170,000			112,170,000

Division of Alaminos City	6,082,000			6,082,000
Division of Batac City	6,062,000			6,062,000
Division of Candon City	6,047,000			6,047,000
Division of Dagupan City	9,675,000			9,675,000

228	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Division of Ilocos Norte	9,649,000	9,649,000
Division of Ilocos Sur	9,695,000	9,695,000
Division of La Union	9,711,000	9,711,000
Division of Laoag City	6,109,000	6,109,000
Division of Pangasinan I	9,656,000	9,656,000
Division of Pangasinan II	9,621,000	9,621,000
Division of San Carlos City	9,661,000	9,661,000
Division of San Fernando City	4,297,000	4,297,000
Division of Urdaneta City	9,727,000	9,727,000
Division of Vigan City	6,178,000	6,178,000

Cordillera Administrative Region (CAR)	74,462,000	74,462,000

Division of Abra	9,625,000	9,625,000
Division of Apayao	9,706,000	9,706,000
Division of Baguio City	8,824,000	8,824,000
Division of Benguet	9,248,000	9,248,000
Division of Ifugao	9,298,000	9,298,000
Division of Kalinga	9,703,000	9,703,000
Division of Mt. Province	8,565,000	8,565,000
Division of Tabuk City	9,493,000	9,493,000

Region II - Cagayan Valley	70,553,000	70,553,000

Division of Batanes	6,055,000	6,055,000
Division of Cagayan	8,960,000	8,960,000
Division of Cauayan City	5,308,000	5,308,000
Division of Ilagan City	5,007,000	5,007,000
Division of Isabela	9,663,000	9,663,000
Division of Nueva Vizcaya	10,097,000	10,097,000
Division of Quirino	9,641,000	9,641,000
Division of Santiago City	6,161,000	6,161,000
Division of Tuguegarao City	9,661,000	9,661,000

Region III - Central Luzon	167,728,000	167,728,000

Division of Angeles City	9,875,000	9,875,000
Division of Aurora	9,693,000	9,693,000
Division of Balanga City	6,078,000	6,078,000
Division of Bataan	9,641,000	9,641,000
Division of Bulacan	9,650,000	9,650,000
Division of Cabanatuan City	9,752,000	9,752,000
Division of Gapan City	6,091,000	6,091,000
Division of Mabalacat City	4,975,000	4,975,000
Division of Malolos City	9,032,000	9,032,000
Division of Meycauayan City	6,065,000	6,065,000
Division of Muñoz Science City	6,072,000	6,072,000
Division of Nueva Ecija	9,652,000	9,652,000
Division of Olongapo City	9,637,000	9,637,000
Division of Pampanga	9,675,000	9,675,000
Division of San Fernando City	8,650,000	8,650,000
Division of San Jose City	6,104,000	6,104,000
Division of San Jose del Monte City	9,050,000	9,050,000
Division of Tarlac	8,728,000	8,728,000
Division of Tarlac City	9,699,000	9,699,000
Division of Zambales	9,609,000	9,609,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	229
DEPARTMENT OF EDUCATION

Region IVA - CALABARZON	192,986,000	192,986,000

Division of Antipolo City	9,803,000	9,803,000
Division of Bacoor City	6,096,000	6,096,000
Division of Batangas	9,707,000	9,707,000
Division of Batangas City	9,610,000	9,610,000
Division of Biñan City	8,907,000	8,907,000
Division of Cabuyao City	9,725,000	9,725,000
Division of Calamba City	9,708,000	9,708,000
Division of Cavite	9,654,000	9,654,000
Division of Cavite City	6,077,000	6,077,000
Division of Dasmariñas City	8,953,000	8,953,000
Division of General Trias City	9,001,000	9,001,000
Division of Imus City	6,062,000	6,062,000
Division of Laguna	9,699,000	9,699,000
Division of Lipa City	8,873,000	8,873,000
Division of Lucena City	9,684,000	9,684,000
Division of Quezon	9,106,000	9,106,000
Division of Rizal	9,735,000	9,735,000
Division of San Pablo City	9,732,000	9,732,000
Division of San Pedro City	9,526,000	9,526,000
Division of Sta. Rosa City	8,270,000	8,270,000
Division of Tanauan City	8,239,000	8,239,000
Division of Tayabas City	6,819,000	6,819,000

Region IVB - MIMAROPA	91,236,000	91,236,000

Division of Calapan City	11,898,000	11,898,000
Division of Marinduque	14,452,000	14,452,000
Division of Occidental Mindoro	10,477,000	10,477,000
Division of Oriental Mindoro	16,058,000	16,058,000
Division of Palawan	10,609,000	10,609,000
Division of Puerto Princesa City	10,495,000	10,495,000
Division of Romblon	17,247,000	17,247,000

Region V - Bicol	120,762,000	120,762,000

Division of Albay	9,632,000	9,632,000
Division of Camarines Norte	9,711,000	9,711,000
Division of Camarines Sur	10,948,000	10,948,000
Division of Catanduanes	9,584,000	9,584,000
Division of Iriga City	5,302,000	5,302,000
Division of Legazpi City	8,104,000	8,104,000
Division of Ligao City	9,606,000	9,606,000
Division of Masbate	9,580,000	9,580,000
Division of Masbate City	9,625,000	9,625,000
Division of Naga City	9,692,000	9,692,000
Division of Sorsogon	9,667,000	9,667,000
Division of Sorsogon City	9,637,000	9,637,000
Division of Tabaco City	9,674,000	9,674,000

Region VI - Western Visayas	179,402,000	179,402,000

Division of Aklan	8,573,000	8,573,000
Division of Antique	10,232,000	10,232,000
Division of Bacolod City	8,912,000	8,912,000
Division of Bago City	8,931,000	8,931,000
Division of Cadiz City	7,943,000	7,943,000

230	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Division of Capiz	10,284,000	10,284,000
Division of Escalante City	6,151,000	6,151,000
Division of Guimaras	9,780,000	9,780,000
Division of Himamaylan City	9,483,000	9,483,000
Division of Iloilo	8,180,000	8,180,000
Division of Iloilo City	10,019,000	10,019,000
Division of Kabankalan City	8,890,000	8,890,000
Division of La Carlota City	6,092,000	6,092,000
Division of Negros Occidental	9,025,000	9,025,000
Division of Passi City	5,007,000	5,007,000
Division of Roxas City	9,706,000	9,706,000
Division of Sagay City	9,895,000	9,895,000
Division of San Carlos City	9,631,000	9,631,000
Division of Silay City	8,496,000	8,496,000
Division of Sipalay City	8,779,000	8,779,000
Division of Victorias City	5,393,000	5,393,000

Region VII - Central Visayas	146,652,000	146,652,000

Division of Bais City	5,877,000	5,877,000
Division of Bayawan City	7,675,000	7,675,000
Division of Bogo City	5,903,000	5,903,000
Division of Bohol	10,352,000	10,352,000
Division of Carcar City	8,991,000	8,991,000
Division of Cebu City	8,005,000	8,005,000
Division of Cebu Province	8,981,000	8,981,000
Division of Danao City	9,097,000	9,097,000
Division of Dumaguete City	1,435,000	1,435,000
Division of Guihulngan City	6,087,000	6,087,000
Division of Lapu-lapu City	13,917,000	13,917,000
Division of Mandaue City	10,435,000	10,435,000
Division of Naga City	4,937,000	4,937,000
Division of Negros Oriental	9,250,000	9,250,000
Division of Siquijor	8,617,000	8,617,000
Division of Tagbilaran City	3,514,000	3,514,000
Division of Talisay City	8,922,000	8,922,000
Division of Tanjay City	5,035,000	5,035,000
Division of Toledo City	9,622,000	9,622,000

Region VIII - Eastern Visayas	89,375,000	89,375,000

Division of Baybay City	6,082,000	6,082,000
Division of Biliran	10,967,000	10,967,000
Division of Borongan City	6,093,000	6,093,000
Division of Calbayog City	1,027,000	1,027,000
Division of Catbalogan City	10,623,000	10,623,000
Division of Eastern Samar	8,967,000	8,967,000
Division of Leyte	10,606,000	10,606,000
Division of Maasin City	8,135,000	8,135,000
Division of Ormoc City	9,085,000	9,085,000
Division of Samar	7,937,000	7,937,000
Division of Southern Leyte	9,853,000	9,853,000

Region IX - Zamboanga Peninsula	72,368,000	72,368,000

Division of Dapitan City	5,114,000	5,114,000
Division of Dipolog City	9,612,000	9,612,000
Division of Isabela City	9,711,000	9,711,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	231
DEPARTMENT OF EDUCATION

Division of Pagadian City	9,864,000	9,864,000
Division of Zamboanga City	9,746,000	9,746,000
Division of Zamboanga Sibugay	9,579,000	9,579,000
Division of Zamboanga del Norte	9,776,000	9,776,000
Division of Zamboanga del Sur	8,966,000	8,966,000

Region X - Northern Mindanao	116,527,000	116,527,000

Division of Bukidnon	9,027,000	9,027,000
Division of Cagayan de Oro City	9,549,000	9,549,000
Division of Camiguin	6,255,000	6,255,000
Division of El Salvador City	4,901,000	4,901,000
Division of Gingoog City	9,628,000	9,628,000
Division of Iligan City	9,449,000	9,449,000
Division of Lanao del Norte	9,078,000	9,078,000
Division of Malaybalay City	9,667,000	9,667,000
Division of Misamis Occidental	9,727,000	9,727,000
Division of Misamis Oriental	9,086,000	9,086,000
Division of Oroquieta City	6,110,000	6,110,000
Division of Ozamiz City	8,352,000	8,352,000
Division of Tangub City	6,052,000	6,052,000
Division of Valencia City	9,646,000	9,646,000

Region XI - Davao	99,751,000	99,751,000

Division of Davao City	9,724,000	9,724,000
Division of Davao Occidental	9,586,000	9,586,000
Division of Davao Oriental	9,024,000	9,024,000
Division of Davao de Oro	9,645,000	9,645,000
Division of Davao del Norte	9,594,000	9,594,000
Division of Davao del Sur	9,913,000	9,913,000
Division of Digos City	8,990,000	8,990,000
Division of Island Garden City of Samal	4,967,000	4,967,000
Division of Mati City	9,745,000	9,745,000
Division of Panabo City	8,878,000	8,878,000
Division of Tagum City	9,685,000	9,685,000

Region XII - SOCCSKSARGEN	72,239,000	72,239,000

Division of Cotabato	9,646,000	9,646,000
Division of General Santos City	10,621,000	10,621,000
Division of Kidapawan City	9,039,000	9,039,000
Division of Koronadal City	10,090,000	10,090,000
Division of Sarangani	9,754,000	9,754,000
Division of South Cotabato	9,600,000	9,600,000
Division of Sultan Kudarat	8,433,000	8,433,000
Division of Tacurong City	5,056,000	5,056,000

Region XIII - Caraga	102,720,000	102,720,000

Division of Agusan del Norte	9,904,000	9,904,000
Division of Agusan del Sur	10,684,000	10,684,000
Division of Bayugan City	5,964,000	5,964,000
Division of Bislig City	9,679,000	9,679,000
Division of Butuan City	10,559,000	10,559,000
Division of Cabadbaran City	5,045,000	5,045,000
Division of Dinagat Island	9,112,000	9,112,000
Division of Siargao	6,722,000	6,722,000

232	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Division of Surigao City	9,745,000		9,745,000
Division of Surigao del Norte	9,667,000		9,667,000
Division of Surigao del Sur	10,549,000		10,549,000
Division of Tandag City	5,090,000		5,090,000
Basic Education Curriculum	123,125,000	4,000,000,000	4,123,125,000

National Capital Region (NCR)	123,125,000	4,000,000,000	4,123,125,000

Central Office	123,125,000	4,000,000,000	4,123,125,000

Curricular programs, learning management models, standards and strategy development	6,218,761,000	1,583,000	6,220,344,000

National Capital Region (NCR)	491,364,000	1,583,000	492,947,000

Central Office		1,583,000	1,583,000
Regional Office - NCR	30,678,000		30,678,000
Division of Caloocan	47,054,000		47,054,000
Division of Las Piñas	24,573,000		24,573,000
Division of Makati	22,357,000		22,357,000
Division of Malabon City	25,966,000		25,966,000
Division of Mandaluyong	23,961,000		23,961,000
Division of Manila	51,783,000		51,783,000
Division of Marikina	23,769,000		23,769,000
Division of Muntinlupa	22,111,000		22,111,000
Division of Navotas City	26,401,000		26,401,000
Division of Parañaque	25,094,000		25,094,000
Division of Pasay City	26,542,000		26,542,000
Division of Pasig City	26,284,000		26,284,000
Division of Quezon City	48,608,000		48,608,000
Division of San Juan City	14,326,000		14,326,000
Division of Taguig and Pateros	25,807,000		25,807,000
Division of Valenzuela	26,050,000		26,050,000

Region I - Ilocos	374,812,000		374,812,000

Regional Office - I	26,339,000		26,339,000
Division of Alaminos City	14,446,000		14,446,000
Division of Batac City	14,372,000		14,372,000
Division of Candon City	14,604,000		14,604,000
Division of Dagupan City	26,162,000		26,162,000
Division of Ilocos Norte	24,116,000		24,116,000
Division of Ilocos Sur	26,289,000		26,289,000
Division of La Union	26,423,000		26,423,000
Division of Laoag City	14,401,000		14,401,000
Division of Pangasinan I	53,451,000		53,451,000
Division of Pangasinan II	53,385,000		53,385,000
Division of San Carlos City	26,049,000		26,049,000
Division of San Fernando City	14,574,000		14,574,000
Division of Urdaneta City	25,863,000		25,863,000
Division of Vigan City	14,338,000		14,338,000

Cordillera Administrative Region (CAR)	232,147,000		232,147,000

Regional Office - CAR	26,414,000		26,414,000
Division of Abra	26,284,000		26,284,000
Division of Apayao	25,963,000		25,963,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	233
DEPARTMENT OF EDUCATION

Division of Baguio City	23,851,000	23,851,000
Division of Benguet	25,876,000	25,876,000
Division of Ifugao	26,222,000	26,222,000
Division of Kalinga	25,992,000	25,992,000
Division of Mt. Province	25,944,000	25,944,000
Division of Tabuk City	25,601,000	25,601,000

Region II - Cagayan Valley	268,002,000	268,002,000

Regional Office - II	26,329,000	26,329,000
Division of Batanes	13,272,000	13,272,000
Division of Cagayan	52,112,000	52,112,000
Division of Cauayan City	17,811,000	17,811,000
Division of Ilagan City	14,487,000	14,487,000
Division of Isabela	52,763,000	52,763,000
Division of Nueva Vizcaya	25,839,000	25,839,000
Division of Quirino	26,250,000	26,250,000
Division of Santiago City	13,459,000	13,459,000
Division of Tuguegarao City	25,680,000	25,680,000

Region III - Central Luzon	575,919,000	575,919,000

Regional Office - III	26,044,000	26,044,000
Division of Angeles City	25,946,000	25,946,000
Division of Aurora	25,884,000	25,884,000
Division of Balanga City	15,116,000	15,116,000
Division of Bataan	26,188,000	26,188,000
Division of Bulacan	50,398,000	50,398,000
Division of Cabanatuan City	25,809,000	25,809,000
Division of Gapan City	15,214,000	15,214,000
Division of Mabalacat City	14,459,000	14,459,000
Division of Malolos City	24,643,000	24,643,000
Division of Meycauayan City	10,623,000	10,623,000
Division of Muñoz Science City	14,158,000	14,158,000
Division of Nueva Ecija	53,713,000	53,713,000
Division of Olongapo City	25,624,000	25,624,000
Division of Pampanga	51,161,000	51,161,000
Division of San Fernando City	27,149,000	27,149,000
Division of San Jose City	14,436,000	14,436,000
Division of San Jose del Monte City	25,949,000	25,949,000
Division of Tarlac	51,979,000	51,979,000
Division of Tarlac City	25,599,000	25,599,000
Division of Zambales	25,827,000	25,827,000

Region IVA - CALABARZON	697,194,000	697,194,000

Regional Office - IVA	22,510,000	22,510,000
Division of Antipolo City	26,063,000	26,063,000
Division of Bacoor City	14,543,000	14,543,000
Division of Batangas	52,978,000	52,978,000
Division of Batangas City	25,581,000	25,581,000
Division of Biñan City	23,895,000	23,895,000
Division of Cabuyao City	25,945,000	25,945,000
Division of Calamba City	21,140,000	21,140,000
Division of Cavite	53,410,000	53,410,000
Division of Cavite City	12,823,000	12,823,000
Division of Dasmariñas City	25,948,000	25,948,000
Division of General Trias City	25,415,000	25,415,000

234	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Division of Imus City	13,839,000	13,839,000
Division of Laguna	49,395,000	49,395,000
Division of Lipa City	26,443,000	26,443,000
Division of Lucena City	25,540,000	25,540,000
Division of Quezon	80,691,000	80,691,000
Division of Rizal	52,746,000	52,746,000
Division of San Pablo City	26,154,000	26,154,000
Division of San Pedro City	25,427,000	25,427,000
Division of Sta. Rosa City	26,075,000	26,075,000
Division of Tanauan City	25,987,000	25,987,000
Division of Tayabas City	14,646,000	14,646,000

Region IVB - MIMAROPA	233,209,000	233,209,000

Regional Office - IVB	23,223,000	23,223,000
Division of Calapan City	26,132,000	26,132,000
Division of Marinduque	25,702,000	25,702,000
Division of Occidental Mindoro	25,916,000	25,916,000
Division of Oriental Mindoro	29,264,000	29,264,000
Division of Palawan	51,034,000	51,034,000
Division of Puerto Princesa City	25,732,000	25,732,000
Division of Romblon	26,206,000	26,206,000

Region V - Bicol	458,727,000	458,727,000

Regional Office - V	29,187,000	29,187,000
Division of Albay	53,061,000	53,061,000
Division of Camarines Norte	26,049,000	26,049,000
Division of Camarines Sur	81,305,000	81,305,000
Division of Catanduanes	25,831,000	25,831,000
Division of Iriga City	14,487,000	14,487,000
Division of Legazpi City	23,779,000	23,779,000
Division of Ligao City	26,011,000	26,011,000
Division of Masbate	51,148,000	51,148,000
Division of Masbate City	26,112,000	26,112,000
Division of Naga City	27,033,000	27,033,000
Division of Sorsogon	26,265,000	26,265,000
Division of Sorsogon City	24,874,000	24,874,000
Division of Tabaco City	23,585,000	23,585,000

Region VI - Western Visayas	589,236,000	589,236,000

Regional Office - VI	26,383,000	26,383,000
Division of Aklan	25,554,000	25,554,000
Division of Antique	25,938,000	25,938,000
Division of Bacolod City	26,176,000	26,176,000
Division of Bago City	25,148,000	25,148,000
Division of Cadiz City	23,512,000	23,512,000
Division of Capiz	25,985,000	25,985,000
Division of Escalante City	13,266,000	13,266,000
Division of Guimaras	24,891,000	24,891,000
Division of Himamaylan City	22,416,000	22,416,000
Division of Iloilo	80,428,000	80,428,000
Division of Iloilo City	24,777,000	24,777,000
Division of Kabankalan City	24,067,000	24,067,000
Division of La Carlota City	13,862,000	13,862,000
Division of Negros Occidental	53,130,000	53,130,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	235
DEPARTMENT OF EDUCATION

Division of Passi City	13,561,000	13,561,000
Division of Roxas City	26,376,000	26,376,000
Division of Sagay City	25,776,000	25,776,000
Division of San Carlos City	25,928,000	25,928,000
Division of Silay City	25,683,000	25,683,000
Division of Sipalay City	22,362,000	22,362,000
Division of Victorias City	14,017,000	14,017,000

Region VII - Central Visayas	518,669,000	518,669,000

Regional Office - VII	22,242,000	22,242,000
Division of Bais City	13,900,000	13,900,000
Division of Bayawan City	20,933,000	20,933,000
Division of Bogo City	14,467,000	14,467,000
Division of Bohol	52,855,000	52,855,000
Division of Carcar City	23,020,000	23,020,000
Division of Cebu City	24,746,000	24,746,000
Division of Cebu Province	75,840,000	75,840,000
Division of Danao City	25,693,000	25,693,000
Division of Dumaguete City	16,291,000	16,291,000
Division of Guihulngan City	14,431,000	14,431,000
Division of Lapu-lapu City	25,964,000	25,964,000
Division of Mandaue City	24,632,000	24,632,000
Division of Naga City	14,446,000	14,446,000
Division of Negros Oriental	52,857,000	52,857,000
Division of Siquijor	26,249,000	26,249,000
Division of Tagbilaran City	14,403,000	14,403,000
Division of Talisay City	15,135,000	15,135,000
Division of Tanjay City	15,486,000	15,486,000
Division of Toledo City	25,079,000	25,079,000

Region VIII - Eastern Visayas	271,926,000	271,926,000

Regional Office - VIII	27,602,000	27,602,000
Division of Baybay City	14,436,000	14,436,000
Division of Biliran	25,761,000	25,761,000
Division of Borongan City	14,195,000	14,195,000
Division of Catbalogan City	25,914,000	25,914,000
Division of Eastern Samar	23,526,000	23,526,000
Division of Leyte	52,956,000	52,956,000
Division of Maasin City	14,427,000	14,427,000
Division of Ormoc City	22,652,000	22,652,000
Division of Samar	24,295,000	24,295,000
Division of Southern Leyte	26,162,000	26,162,000

Region IX - Zamboanga Peninsula	280,720,000	280,720,000

Regional Office - IX	26,534,000	26,534,000
Division of Dapitan City	18,042,000	18,042,000
Division of Dipolog City	24,993,000	24,993,000
Division of Isabela City	26,058,000	26,058,000
Division of Pagadian City	25,930,000	25,930,000
Division of Zamboanga City	26,088,000	26,088,000
Division of Zamboanga Sibugay	26,227,000	26,227,000
Division of Zamboanga del Norte	54,560,000	54,560,000
Division of Zamboanga del Sur	52,288,000	52,288,000

236	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region X - Northern Mindanao	365,621,000	365,621,000

Regional Office - X	26,352,000	26,352,000
Division of Bukidnon	52,755,000	52,755,000
Division of Cagayan de Oro City	22,456,000	22,456,000
Division of Camiguin	15,441,000	15,441,000
Division of El Salvador City	14,412,000	14,412,000
Division of Gingoog City	25,692,000	25,692,000
Division of Iligan City	25,030,000	25,030,000
Division of Lanao del Norte	25,753,000	25,753,000
Division of Malaybalay City	25,949,000	25,949,000
Division of Misamis Occidental	26,144,000	26,144,000
Division of Misamis Oriental	25,889,000	25,889,000
Division of Oroquieta City	14,466,000	14,466,000
Division of Ozamiz City	26,134,000	26,134,000
Division of Tangub City	14,124,000	14,124,000
Division of Valencia City	25,024,000	25,024,000

Region XI - Davao	317,769,000	317,769,000

Regional Office - XI	23,848,000	23,848,000
Division of Davao City	52,426,000	52,426,000
Division of Davao Occidental	24,659,000	24,659,000
Division of Davao Oriental	26,027,000	26,027,000
Division of Davao de Oro	25,649,000	25,649,000
Division of Davao del Norte	27,270,000	27,270,000
Division of Davao del Sur	25,841,000	25,841,000
Division of Digos City	23,055,000	23,055,000
Division of Island Garden City of Samal	13,385,000	13,385,000
Division of Mati City	23,846,000	23,846,000
Division of Panabo City	25,908,000	25,908,000
Division of Tagum City	25,855,000	25,855,000

Region XII - SOCCSKSARGEN	244,057,000	244,057,000

Regional Office - XII	25,238,000	25,238,000
Division of Cotabato	51,507,000	51,507,000
Division of General Santos City	25,918,000	25,918,000
Division of Kidapawan City	25,846,000	25,846,000
Division of Koronadal City	26,018,000	26,018,000
Division of Sarangani	23,806,000	23,806,000
Division of South Cotabato	26,434,000	26,434,000
Division of Sultan Kudarat	25,009,000	25,009,000
Division of Tacurong City	14,281,000	14,281,000

Region XIII - Caraga	299,389,000	299,389,000

Regional Office - XIII	26,901,000	26,901,000
Division of Agusan del Norte	25,977,000	25,977,000
Division of Agusan del Sur	24,547,000	24,547,000
Division of Bayugan City	15,570,000	15,570,000
Division of Bislig City	25,918,000	25,918,000
Division of Butuan City	25,821,000	25,821,000
Division of Cabadbaran City	14,426,000	14,426,000
Division of Dinagat Island	25,686,000	25,686,000
Division of Siargao	22,587,000	22,587,000
Division of Surigao City	26,048,000	26,048,000
Division of Surigao del Norte	25,763,000	25,763,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	237
DEPARTMENT OF EDUCATION

Division of Surigao del Sur	25,966,000			25,966,000
Division of Tandag City	14,179,000			14,179,000
Development and Promotion of Campus Journalism		75,204,000		75,204,000

National Capital Region (NCR)		75,204,000		75,204,000

Central Office		75,204,000		75,204,000
National Literacy Policies and Programs	3,754,000	20,000,000		23,754,000

National Capital Region (NCR)	3,754,000	20,000,000		23,754,000

Central Office	3,754,000	20,000,000		23,754,000
Early Language Literacy and Numeracy		81,675,000		81,675,000

National Capital Region (NCR)		81,675,000		81,675,000

Central Office		81,675,000		81,675,000
BASIC EDUCATION INPUTS PROGRAM	26,123,479,000	21,444,403,000	44,616,383,000	92,184,265,000

Improvement and Acquisition of School Sites		31,322,000	71,500,000	102,822,000

National Capital Region (NCR)		31,322,000	71,500,000	102,822,000

Central Office		31,322,000	71,500,000	102,822,000
New School Personnel Positions	26,101,899,000	100,000,000		26,201,899,000

National Capital Region (NCR)	3,354,958,000	100,000,000		3,454,958,000

Central Office		100,000,000		100,000,000
Regional Office - NCR	3,354,958,000			3,354,958,000
Region I - Ilocos	973,093,000			973,093,000

Regional Office - I	973,093,000			973,093,000
Cordillera Administrative Region (CAR)	365,247,000			365,247,000

Regional Office - CAR	365,247,000			365,247,000
Region II - Cagayan Valley	622,820,000			622,820,000

Regional Office - II	622,820,000			622,820,000
Region III - Central Luzon	2,357,002,000			2,357,002,000

Regional Office - III	2,357,002,000			2,357,002,000
Region IVA - CALABARZON	3,631,868,000			3,631,868,000

Regional Office - IVA	3,631,868,000			3,631,868,000

238	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region IVB - MIMAROPA	978,861,000			978,861,000

Regional Office - IVB	978,861,000			978,861,000
Region V - Bicol	1,153,186,000			1,153,186,000

Regional Office - V	1,153,186,000			1,153,186,000
Region VI - Western Visayas	2,403,668,000			2,403,668,000

Regional Office - VI	2,403,668,000			2,403,668,000
Region VII - Central Visayas	2,722,423,000			2,722,423,000

Regional Office - VII	2,722,423,000			2,722,423,000
Region VIII - Eastern Visayas	1,038,620,000			1,038,620,000

Regional Office - VIII	1,038,620,000			1,038,620,000
Region IX - Zamboanga Peninsula	1,090,128,000			1,090,128,000

Regional Office - IX	1,090,128,000			1,090,128,000
Region X - Northern Mindanao	1,564,958,000			1,564,958,000

Regional Office - X	1,564,958,000			1,564,958,000
Region XI - Davao	1,973,300,000			1,973,300,000

Regional Office - XI	1,973,300,000			1,973,300,000
Region XII - SOCCSKSARGEN	1,222,506,000			1,222,506,000

Regional Office - XII	1,222,506,000			1,222,506,000
Region XIII - Caraga	649,261,000			649,261,000

Regional Office - XIII	649,261,000			649,261,000
Learning Tools and Equipment		3,948,690,000		3,948,690,000

National Capital Region (NCR)		3,948,690,000		3,948,690,000

Central Office		3,948,690,000		3,948,690,000
Textbooks and Other Instructional Materials		12,038,902,000		12,038,902,000

National Capital Region (NCR)		12,038,902,000		12,038,902,000

Central Office		12,038,902,000		12,038,902,000
Computerization Program	21,580,000	2,859,394,000	6,021,118,000	8,902,092,000

National Capital Region (NCR)	21,580,000	2,859,394,000	6,021,118,000	8,902,092,000

Central Office	21,580,000	2,859,394,000	6,021,118,000	8,902,092,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	239
DEPARTMENT OF EDUCATION

Basic Education Facilities	2,466,095,000	31,389,800,000	33,855,895,000

National Capital Region (NCR)	2,466,095,000	31,389,800,000	33,855,895,000

Central Office	2,466,095,000	31,389,800,000	33,855,895,000
Conservation and restoration of Gabaldon and other heritage school buildings		1,133,965,000	1,133,965,000

National Capital Region (NCR)		1,133,965,000	1,133,965,000

Central Office		1,133,965,000	1,133,965,000
Quick Response Fund		3,000,000,000	3,000,000,000

National Capital Region (NCR)		3,000,000,000	3,000,000,000

Central Office		3,000,000,000	3,000,000,000
Last Mile Schools Program		3,000,000,000	3,000,000,000

National Capital Region (NCR)		3,000,000,000	3,000,000,000

Central Office		3,000,000,000	3,000,000,000
INCLUSIVE EDUCATION PROGRAM	6,024,330,000		6,024,330,000

Multigrade Education	161,512,000		161,512,000

National Capital Region (NCR)	161,512,000		161,512,000

Central Office	161,512,000		161,512,000
Indigenous Peoples Education (IPEd) Program	154,436,000		154,436,000

National Capital Region (NCR)	154,436,000		154,436,000

Central Office	154,436,000		154,436,000
Flexible Learning Options (ADM/ALS/EiE)	4,277,518,000		4,277,518,000

National Capital Region (NCR)	4,277,518,000		4,277,518,000

Central Office	4,277,518,000		4,277,518,000
Madrasah Education Program	431,639,000		431,639,000

National Capital Region (NCR)	431,639,000		431,639,000

Central Office	431,639,000		431,639,000
Special Needs Education Program	999,225,000		999,225,000

National Capital Region (NCR)	999,225,000		999,225,000

Central Office	999,225,000		999,225,000

240	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

SUPPORT TO SCHOOLS AND LEARNERS PROGRAM	475,774,803,000	94,631,321,000	570,406,124,000

School-Based Feeding Program (SBFP)		11,711,147,000	11,711,147,000

National Capital Region (NCR)		11,711,147,000	11,711,147,000

Central Office		11,711,147,000	11,711,147,000
Operation of Schools - Elementary (Kinder to Grade 6)	272,267,126,000	18,578,879,000	290,846,005,000

National Capital Region (NCR)	20,292,159,000	1,542,855,000	21,835,014,000

Central Office	40,000,000	500,000,000	540,000,000
Division of Caloocan	2,487,409,000	129,121,000	2,616,530,000
Division of Las Piñas	893,197,000	46,936,000	940,133,000
Division of Makati	791,813,000	18,859,000	810,672,000
Division of Malabon City	778,437,000	38,602,000	817,039,000
Division of Mandaluyong	510,239,000	40,678,000	550,917,000
Division of Manila	3,413,331,000	145,313,000	3,558,644,000
Division of Marikina	635,855,000	37,058,000	672,913,000
Division of Muntinlupa	743,589,000	37,541,000	781,130,000
Division of Navotas City	518,227,000	25,415,000	543,642,000
Division of Parañaque	924,710,000	50,313,000	975,023,000
Division of Pasay City	599,591,000	32,901,000	632,492,000
Division of Pasig City	1,149,545,000	63,644,000	1,213,189,000
Division of Quezon City	4,046,752,000	211,871,000	4,258,623,000
Division of San Juan City	160,154,000	8,151,000	168,305,000
Division of Taguig and Pateros	1,405,227,000	92,967,000	1,498,194,000
Division of Valenzuela	1,194,083,000	63,485,000	1,257,568,000

Region I - Ilocos	15,431,382,000	1,021,448,000	16,452,830,000

Division of Alaminos City	278,965,000	20,222,000	299,187,000
Division of Batac City	152,734,000	12,031,000	164,765,000
Division of Candon City	173,739,000	12,561,000	186,300,000
Division of Dagupan City	427,155,000	23,718,000	450,873,000
Division of Ilocos Norte	1,414,348,000	113,826,000	1,528,174,000
Division of Ilocos Sur	2,052,434,000	160,327,000	2,212,761,000
Division of La Union	1,971,771,000	128,533,000	2,100,304,000
Division of Laoag City	278,989,000	17,141,000	296,130,000
Division of Pangasinan I	4,045,152,000	245,435,000	4,290,587,000
Division of Pangasinan II	3,252,233,000	203,090,000	3,455,323,000
Division of San Carlos City	589,696,000	36,037,000	625,733,000
Division of San Fernando City	258,016,000	15,466,000	273,482,000
Division of Urdaneta City	381,075,000	23,454,000	404,529,000
Division of Vigan City	155,075,000	9,607,000	164,682,000

Cordillera Administrative Region (CAR)	6,544,440,000	538,082,000	7,082,522,000

Division of Abra	1,073,461,000	97,788,000	1,171,249,000
Division of Apayao	592,658,000	51,829,000	644,487,000
Division of Baguio City	681,727,000	35,066,000	716,793,000
Division of Benguet	1,460,550,000	125,801,000	1,586,351,000
Division of Ifugao	920,695,000	77,529,000	998,224,000
Division of Kalinga	570,261,000	49,307,000	619,568,000
Division of Mt. Province	800,903,000	64,584,000	865,487,000
Division of Tabuk City	444,185,000	36,178,000	480,363,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	241
DEPARTMENT OF EDUCATION

Region II - Cagayan Valley	11,943,519,000	839,218,000	12,782,737,000

Division of Batanes	133,117,000	8,880,000	141,997,000
Division of Cagayan	3,731,230,000	256,149,000	3,987,379,000
Division of Cauayan City	423,025,000	29,557,000	452,582,000
Division of Ilagan City	485,994,000	31,597,000	517,591,000
Division of Isabela	4,001,975,000	288,347,000	4,290,322,000
Division of Nueva Vizcaya	1,628,954,000	122,388,000	1,751,342,000
Division of Quirino	760,059,000	59,424,000	819,483,000
Division of Santiago City	381,077,000	20,054,000	401,131,000
Division of Tuguegarao City	398,088,000	22,822,000	420,910,000

Region III - Central Luzon	28,148,396,000	1,717,128,000	29,865,524,000

Division of Angeles City	888,808,000	47,053,000	935,861,000
Division of Aurora	865,774,000	56,099,000	921,873,000
Division of Balanga City	228,434,000	15,733,000	244,167,000
Division of Bataan	1,720,287,000	106,073,000	1,826,360,000
Division of Bulacan	5,051,283,000	298,406,000	5,349,689,000
Division of Cabanatuan City	708,910,000	37,261,000	746,171,000
Division of Gapan City	329,337,000	21,916,000	351,253,000
Division of Mabalacat City	522,219,000	33,525,000	555,744,000
Division of Malolos City	469,140,000	31,222,000	500,362,000
Division of Meycauayan City	397,113,000	25,011,000	422,124,000
Division of Muñoz Science City	253,071,000	17,531,000	270,602,000
Division of Nueva Ecija	4,431,447,000	278,743,000	4,710,190,000
Division of Olongapo City	520,967,000	27,185,000	548,152,000
Division of Pampanga	3,961,814,000	238,510,000	4,200,324,000
Division of San Fernando City	651,021,000	33,413,000	684,434,000
Division of San Jose City	393,198,000	26,659,000	419,857,000
Division of San Jose del Monte City	1,131,289,000	63,255,000	1,194,544,000
Division of Tarlac	2,966,893,000	191,128,000	3,158,021,000
Division of Tarlac City	868,290,000	49,698,000	917,988,000
Division of Zambales	1,789,101,000	118,707,000	1,907,808,000

Region IVA - CALABARZON	31,300,676,000	1,948,947,000	33,249,623,000

Division of Antipolo City	1,520,987,000	81,280,000	1,602,267,000
Division of Bacoor City	810,977,000	46,665,000	857,642,000
Division of Batangas	4,661,185,000	276,978,000	4,938,163,000
Division of Batangas City	752,530,000	43,110,000	795,640,000
Division of Biñan City	568,969,000	31,632,000	600,601,000
Division of Cabuyao City	474,140,000	28,904,000	503,044,000
Division of Calamba City	916,041,000	54,097,000	970,138,000
Division of Cavite	3,488,766,000	219,813,000	3,708,579,000
Division of Cavite City	255,369,000	14,080,000	269,449,000
Division of Dasmariñas City	1,099,969,000	56,805,000	1,156,774,000
Division of General Trias City	586,617,000	36,972,000	623,589,000
Division of Imus City	663,168,000	45,032,000	708,200,000
Division of Laguna	2,538,678,000	163,446,000	2,702,124,000
Division of Lipa City	765,093,000	44,871,000	809,964,000
Division of Lucena City	652,891,000	39,339,000	692,230,000
Division of Quezon	5,117,722,000	359,758,000	5,477,480,000
Division of Rizal	4,038,541,000	241,804,000	4,280,345,000
Division of San Pablo City	681,000,000	37,759,000	718,759,000
Division of San Pedro City	439,044,000	26,593,000	465,637,000
Division of Sta. Rosa City	589,020,000	31,990,000	621,010,000
Division of Sto. Tomas City	111,000	19,621,000	19,732,000

242	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Division of Tanauan City	434,843,000	27,295,000	462,138,000
Division of Tayabas City	245,015,000	21,103,000	266,118,000

Region IVB - MIMAROPA	10,873,971,000	763,009,000	11,636,980,000

Division of Calapan City	409,905,000	25,421,000	435,326,000
Division of Marinduque	906,261,000	66,062,000	972,323,000
Division of Occidental Mindoro	1,784,321,000	123,721,000	1,908,042,000
Division of Oriental Mindoro	2,586,337,000	174,803,000	2,761,140,000
Division of Palawan	3,259,489,000	239,366,000	3,498,855,000
Division of Puerto Princesa City	712,775,000	41,148,000	753,923,000
Division of Romblon	1,214,883,000	92,488,000	1,307,371,000

Region V - Bicol	21,326,197,000	1,418,100,000	22,744,297,000

Division of Albay	2,997,934,000	194,068,000	3,192,002,000
Division of Camarines Norte	1,971,200,000	128,122,000	2,099,322,000
Division of Camarines Sur	5,811,805,000	393,414,000	6,205,219,000
Division of Catanduanes	1,261,589,000	90,391,000	1,351,980,000
Division of Iriga City	349,862,000	23,454,000	373,316,000
Division of Legazpi City	536,845,000	29,521,000	566,366,000
Division of Ligao City	414,127,000	28,149,000	442,276,000
Division of Masbate	3,673,492,000	238,128,000	3,911,620,000
Division of Masbate City	368,147,000	23,297,000	391,444,000
Division of Naga City	514,694,000	28,422,000	543,116,000
Division of Sorsogon	2,456,580,000	176,779,000	2,633,359,000
Division of Sorsogon City	549,246,000	36,380,000	585,626,000
Division of Tabaco City	420,676,000	27,975,000	448,651,000

Region VI - Western Visayas	22,480,502,000	1,579,124,000	24,059,626,000

Division of Aklan	1,746,683,000	137,387,000	1,884,070,000
Division of Antique	2,115,076,000	177,012,000	2,292,088,000
Division of Bacolod City	1,109,717,000	60,097,000	1,169,814,000
Division of Bago City	431,584,000	25,959,000	457,543,000
Division of Cadiz City	464,347,000	28,308,000	492,655,000
Division of Capiz	2,122,088,000	160,227,000	2,282,315,000
Division of Escalante City	274,664,000	19,207,000	293,871,000
Division of Guimaras	566,283,000	41,445,000	607,728,000
Division of Himamaylan City	332,104,000	24,290,000	356,394,000
Division of Iloilo	5,649,461,000	413,307,000	6,062,768,000
Division of Iloilo City	877,752,000	46,879,000	924,631,000
Division of Kabankalan City	542,516,000	34,000,000	576,516,000
Division of La Carlota City	219,988,000	14,798,000	234,786,000
Division of Negros Occidental	3,645,924,000	236,557,000	3,882,481,000
Division of Passi City	258,378,000	19,014,000	277,392,000
Division of Roxas City	419,910,000	26,769,000	446,679,000
Division of Sagay City	456,391,000	30,603,000	486,994,000
Division of San Carlos City	443,090,000	26,661,000	469,751,000
Division of Silay City	336,009,000	21,460,000	357,469,000
Division of Sipalay City	240,288,000	18,912,000	259,200,000
Division of Victorias City	228,249,000	16,232,000	244,481,000

Region VII - Central Visayas	21,858,828,000	1,500,358,000	23,359,186,000

Division of Bais City	270,578,000	17,922,000	288,500,000
Division of Bayawan City	458,718,000	33,230,000	491,948,000
Division of Bogo City	244,718,000	18,901,000	263,619,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	243
DEPARTMENT OF EDUCATION

Division of Bohol	4,514,785,000	352,250,000	4,867,035,000
Division of Canlaon City		12,651,000	12,651,000
Division of Carcar City	349,218,000	27,109,000	376,327,000
Division of Cebu City	1,780,252,000	93,721,000	1,873,973,000
Division of Cebu Province	6,473,761,000	452,536,000	6,926,297,000
Division of Danao City	407,246,000	27,201,000	434,447,000
Division of Dumaguete City	274,747,000	16,677,000	291,424,000
Division of Guihulngan City	364,824,000	37,189,000	402,013,000
Division of Lapu-lapu City	997,554,000	52,717,000	1,050,271,000
Division of Mandaue City	683,841,000	35,297,000	719,138,000
Division of Naga City	319,487,000	24,500,000	343,987,000
Division of Negros Oriental	2,825,574,000	161,972,000	2,987,546,000
Division of Siquijor	327,830,000	27,083,000	354,913,000
Division of Tagbilaran City	224,668,000	12,932,000	237,600,000
Division of Talisay City	489,323,000	31,439,000	520,762,000
Division of Tanjay City	284,674,000	28,617,000	313,291,000
Division of Toledo City	567,030,000	36,414,000	603,444,000

Region VIII - Eastern Visayas	18,154,793,000	1,389,568,000	19,544,361,000

Division of Baybay City	383,206,000	24,575,000	407,781,000
Division of Biliran	716,556,000	54,316,000	770,872,000
Division of Borongan City	277,817,000	18,176,000	295,993,000
Division of Calbayog City	810,808,000	54,686,000	865,494,000
Division of Catbalogan City	363,404,000	27,475,000	390,879,000
Division of Eastern Samar	1,776,460,000	152,077,000	1,928,537,000
Division of Leyte	5,533,994,000	426,934,000	5,960,928,000
Division of Maasin City	317,739,000	23,227,000	340,966,000
Division of Northern Samar	2,858,444,000	205,530,000	3,063,974,000
Division of Ormoc City	649,230,000	38,077,000	687,307,000
Division of Samar	2,470,385,000	221,345,000	2,691,730,000
Division of Southern Leyte	1,315,813,000	109,781,000	1,425,594,000
Division of Tacloban City	680,937,000	33,369,000	714,306,000

Region IX - Zamboanga Peninsula	12,983,412,000	906,956,000	13,890,368,000

Division of Dapitan City	316,109,000	20,311,000	336,420,000
Division of Dipolog City	384,113,000	23,665,000	407,778,000
Division of Isabela City	441,304,000	29,596,000	470,900,000
Division of Pagadian City	553,019,000	32,384,000	585,403,000
Division of Zamboanga City	2,384,861,000	134,229,000	2,519,090,000
Division of Zamboanga Sibugay	2,342,158,000	167,798,000	2,509,956,000
Division of Zamboanga del Norte	3,356,768,000	241,003,000	3,597,771,000
Division of Zamboanga del Sur	3,205,080,000	257,970,000	3,463,050,000

Region X - Northern Mindanao	14,472,362,000	1,016,198,000	15,488,560,000

Division of Bukidnon	3,618,048,000	248,687,000	3,866,735,000
Division of Cagayan de Oro City	1,395,803,000	78,714,000	1,474,517,000
Division of Camiguin	335,317,000	25,062,000	360,379,000
Division of El Salvador City	138,854,000	11,874,000	150,728,000
Division of Gingoog City	487,753,000	32,593,000	520,346,000
Division of Iligan City	953,030,000	52,744,000	1,005,774,000
Division of Lanao del Norte	1,909,664,000	154,051,000	2,063,715,000
Division of Malaybalay City	561,460,000	33,026,000	594,486,000
Division of Misamis Occidental	1,275,061,000	113,062,000	1,388,123,000
Division of Misamis Oriental	2,283,806,000	164,615,000	2,448,421,000
Division of Oroquieta City	277,634,000	18,745,000	296,379,000

244	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Division of Ozamiz City	391,764,000	26,298,000	418,062,000
Division of Tangub City	249,581,000	20,935,000	270,516,000
Division of Valencia City	594,587,000	35,792,000	630,379,000

Region XI - Davao	13,940,074,000	889,058,000	14,829,132,000

Division of Davao City	3,828,581,000	212,443,000	4,041,024,000
Division of Davao Occidental	1,145,211,000	72,277,000	1,217,488,000
Division of Davao Oriental	1,540,660,000	111,021,000	1,651,681,000
Division of Davao de Oro	2,131,933,000	148,112,000	2,280,045,000
Division of Davao del Norte	1,464,886,000	97,868,000	1,562,754,000
Division of Davao del Sur	1,487,487,000	95,511,000	1,582,998,000
Division of Digos City	447,878,000	25,968,000	473,846,000
Division of Island Garden City of Samal	338,444,000	25,907,000	364,351,000
Division of Mati City	466,136,000	35,246,000	501,382,000
Division of Panabo City	477,134,000	32,329,000	509,463,000
Division of Tagum City	611,724,000	32,376,000	644,100,000

Region XII - SOCCSKSARGEN	12,678,203,000	794,894,000	13,473,097,000

Division of Cotabato	3,582,269,000	231,213,000	3,813,482,000
Division of General Santos City	1,409,456,000	80,222,000	1,489,678,000
Division of Kidapawan City	443,797,000	29,866,000	473,663,000
Division of Koronadal City	459,166,000	29,975,000	489,141,000
Division of Sarangani	1,919,383,000	118,672,000	2,038,055,000
Division of South Cotabato	2,358,393,000	144,147,000	2,502,540,000
Division of Sultan Kudarat	2,211,480,000	142,825,000	2,354,305,000
Division of Tacurong City	294,259,000	17,974,000	312,233,000

Region XIII - Caraga	9,838,212,000	713,936,000	10,552,148,000

Division of Agusan del Norte	1,066,117,000	74,199,000	1,140,316,000
Division of Agusan del Sur	2,380,008,000	163,061,000	2,543,069,000
Division of Bayugan City	419,921,000	30,306,000	450,227,000
Division of Bislig City	338,950,000	22,634,000	361,584,000
Division of Butuan City	1,033,769,000	57,694,000	1,091,463,000
Division of Cabadbaran City	232,188,000	19,224,000	251,412,000
Division of Dinagat Island	449,601,000	40,698,000	490,299,000
Division of Siargao	524,231,000	46,842,000	571,073,000
Division of Surigao City	472,054,000	31,774,000	503,828,000
Division of Surigao del Norte	846,701,000	67,546,000	914,247,000
Division of Surigao del Sur	1,864,957,000	143,926,000	2,008,883,000
Division of Tandag City	209,715,000	16,032,000	225,747,000
Operation of Schools - Junior High School (Grade 7 to Grade 10)	152,845,844,000	12,995,109,000	165,840,953,000

National Capital Region (NCR)	16,156,510,000	1,522,709,000	17,679,219,000

Central Office	60,000,000	500,000,000	560,000,000
Division of Caloocan	1,940,360,000	126,777,000	2,067,137,000

Division Office - Proper	485,972,000	36,571,000	522,543,000
Amparo High School	73,899,000	4,874,000	78,773,000
Baesa High School	51,093,000	3,560,000	54,653,000
Bagong Barrio National High School	74,225,000	4,014,000	78,239,000
Bagong Silang High School	147,538,000	7,838,000	155,376,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	245
DEPARTMENT OF EDUCATION

Bagumbong High School (Main)	93,603,000	5,381,000	98,984,000
Caloocan High School	164,108,000	10,939,000	175,047,000
Camarin High School (Main)	176,822,000	11,300,000	188,122,000
Caybiga High School	61,105,000	4,102,000	65,207,000
Deparo High School (Main)	57,629,000	3,575,000	61,204,000
Kalayaan National High School	126,432,000	7,348,000	133,780,000
M.B. Asistio, Sr. High School	83,011,000	5,626,000	88,637,000
M.B. Asistio, Sr. High School Unit 1	36,432,000	2,665,000	39,097,000
Manuel L. Quezon High School	81,921,000	5,305,000	87,226,000
Pangarap High School	41,619,000	2,418,000	44,037,000
Tala High School	150,848,000	8,839,000	159,687,000
Talipapa High School	34,103,000	2,422,000	36,525,000

Division of Las Piñas	850,218,000	52,033,000	902,251,000

Division Office - Proper	217,213,000	17,968,000	235,181,000
CAA National High School	182,243,000	8,089,000	190,332,000
Golden Acres National High School (Las Piñas National High School - Golden Acres Annex)	78,764,000	5,071,000	83,835,000
Las Piñas East High School (Main)	169,606,000	8,649,000	178,255,000
Las Piñas National High School (Main)	141,640,000	8,180,000	149,820,000
Las Piñas North National High School	60,752,000	4,076,000	64,828,000

Division of Makati	250,489,000	15,825,000	266,314,000

Bangkal High School	42,816,000	2,803,000	45,619,000
General Pio del Pilar National High School	49,729,000	3,183,000	52,912,000
Makati High School	79,465,000	4,785,000	84,250,000
San Antonio National High School	42,762,000	2,738,000	45,500,000
San Isidro National High School	35,717,000	2,316,000	38,033,000

Division of Malabon City	532,827,000	34,305,000	567,132,000

Division Office - Proper	151,024,000	11,653,000	162,677,000
Longos National High School (Malabon National High School - Longos Annex)	43,978,000	3,167,000	47,145,000
Malabon National High School	97,464,000	5,392,000	102,856,000
Panghulo National High School	44,723,000	2,475,000	47,198,000
Potrero National High School	44,665,000	2,664,000	47,329,000
Tañong National High School	25,874,000	1,556,000	27,430,000
Tinajeros National High School	74,373,000	4,905,000	79,278,000
Tugatog National High School	50,726,000	2,493,000	53,219,000

Division of Mandaluyong	511,336,000	43,850,000	555,186,000

Division Office - Proper	175,845,000	18,466,000	194,311,000
Andres Bonifacio Integrated School	43,933,000	3,883,000	47,816,000
Bonifacio Javier National High School	30,846,000	2,962,000	33,808,000
Eulogio Rodriguez Integrated School	41,403,000	3,896,000	45,299,000
Highway Hills Integrated School	40,332,000	4,053,000	44,385,000
Isaac Lopez Integrated School	28,962,000	3,144,000	32,106,000
Jose Fabella Memorial High School	88,444,000	2,649,000	91,093,000
Mandaluyong High School	61,571,000	4,797,000	66,368,000

Division of Manila	2,389,597,000	131,299,000	2,520,896,000

Division Office - Proper	65,779,000	4,183,000	69,962,000
Antonio Maceda Integrated School	54,644,000	2,776,000	57,420,000

246	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Antonio Villegas Vocational High School	51,207,000	2,763,000	53,970,000
Carlos P. Garcia High School	47,789,000	2,439,000	50,228,000
Cayetano Arellano High School	98,424,000	5,495,000	103,919,000
Claro M. Recto High School	42,435,000	2,152,000	44,587,000
Doña Teodora Alonzo High School	47,308,000	2,357,000	49,665,000
Dr. Juan Nolasco High School	83,700,000	4,044,000	87,744,000
Elpidio Quirino High School	59,304,000	2,721,000	62,025,000
Esteban Abada High School	54,053,000	3,231,000	57,284,000
Eulogio Rodriguez Vocational High School (EARIST Vocational HS)	69,183,000	3,243,000	72,426,000
F. G. Calderon Integrated School	72,895,000	4,126,000	77,021,000
Florentino Torres High School (Torres High School)	122,798,000	7,106,000	129,904,000
Gen. Emilio Aguinaldo Integrated School	28,103,000	1,836,000	29,939,000
Gregorio Perfecto High School	66,939,000	3,254,000	70,193,000
I. Villamor High School	60,526,000	3,693,000	64,219,000
Jose Abad Santos High School	111,953,000	5,709,000	117,662,000
Jose P. Laurel High School	72,460,000	3,233,000	75,693,000
Lakan Dula High School	111,916,000	6,577,000	118,493,000
M. Araullo High School (Araullo High School)	123,177,000	6,630,000	129,807,000
Manila High School	55,068,000	3,106,000	58,174,000
Manila Science High School	48,772,000	2,307,000	51,079,000
Manuel A. Roxas High School	98,326,000	5,178,000	103,504,000
Manuel L. Quezon High School	65,217,000	2,769,000	67,986,000
Mariano Marcos Memorial High School	76,459,000	5,093,000	81,552,000
Pres. Sergio Osmeña, Sr. High School	55,021,000	2,413,000	57,434,000
Rajah Soliman Science and Technology High School	82,637,000	4,745,000	87,382,000
Ramon C. Avancena High School	39,022,000	1,721,000	40,743,000
Ramon Magsaysay High School	141,095,000	8,747,000	149,842,000
T. Paez Integrated School	74,958,000	4,641,000	79,599,000
Tondo High School	99,016,000	6,090,000	105,106,000
Valeriano Fugoso Memorial High School	25,843,000	1,653,000	27,496,000
Victoriano Mapa High School	83,570,000	5,268,000	88,838,000

Division of Marikina	694,418,000	44,244,000	738,662,000

Division Office - Proper	300,296,000	18,880,000	319,176,000
Barangka National High School	19,189,000	1,581,000	20,770,000
Fortune High School	47,333,000	3,375,000	50,708,000
Malanday National High School	42,378,000	2,628,000	45,006,000
Marikina High School	87,078,000	4,943,000	92,021,000
Parang High School	74,260,000	4,809,000	79,069,000
Sta. Elena High School	87,150,000	5,926,000	93,076,000
Tañong High School (Marikina High School - Tañong Annex)	36,734,000	2,102,000	38,836,000

Division of Muntinlupa	510,633,000	33,585,000	544,218,000

Division Office - Proper	160,316,000	13,999,000	174,315,000
Muntinlupa Business High School (Pedro E. Diaz High School-Buli Annex)	104,673,000	5,246,000	109,919,000
Muntinlupa National High School	125,422,000	7,806,000	133,228,000
Pedro E. Diaz High School	120,222,000	6,534,000	126,756,000

Division of Navotas City	329,584,000	20,360,000	349,944,000

Division Office - Proper	5,907,000	1,174,000	7,081,000
Kaunlaran High School	85,626,000	5,193,000	90,819,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	247
DEPARTMENT OF EDUCATION

Navotas National High School	84,130,000	5,286,000	89,416,000
San Rafael Technological and Vocational High School	28,730,000	1,402,000	30,132,000
San Roque National High School	60,012,000	3,269,000	63,281,000
Tangos National High School	36,863,000	2,095,000	38,958,000
Tanza National High School	28,316,000	1,941,000	30,257,000

Division of Parañaque	727,730,000	52,590,000	780,320,000

Division Office - Proper	432,201,000	25,994,000	458,195,000
Baclaran National High School	23,606,000	1,706,000	25,312,000
Dr. Arcadio Santos National High School (Main)	59,553,000	4,168,000	63,721,000
Parañaque National High School (Main)	212,370,000	20,722,000	233,092,000

Division of Pasay City	510,592,000	28,791,000	539,383,000

Division Office - Proper	24,302,000	4,607,000	28,909,000
Kalayaan National High School	57,623,000	3,572,000	61,195,000
Pasay City East High School	84,016,000	5,198,000	89,214,000
Pasay City National Science High School	23,294,000	1,177,000	24,471,000
Pasay City North High School	66,827,000	2,134,000	68,961,000
Pasay City South High School	77,481,000	4,177,000	81,658,000
Pasay City West High School	94,205,000	6,145,000	100,350,000
Philippine National School for the Blind (Philippine School for the Blind)	23,469,000	519,000	23,988,000
Philippine School for the Deaf	59,375,000	1,262,000	60,637,000

Division of Pasig City	1,037,096,000	69,190,000	1,106,286,000

Division Office - Proper	187,381,000	13,270,000	200,651,000
Eusebio High School (Rizal High School - Rosario)	71,642,000	4,841,000	76,483,000
Kapitolyo High School (Rizal High School-Kapitolyo)	35,507,000	2,478,000	37,985,000
Manggahan High School (Rizal High School - Manggahan Annex)	96,479,000	6,410,000	102,889,000
Pinagbuhatan High School (Rizal High School - Pinagbuhatan)	88,323,000	5,463,000	93,786,000
Rizal Experimental Station & Pilot School of Cottage Industries (RESPSCI)	69,245,000	3,444,000	72,689,000
Rizal High School (Main)	182,845,000	11,447,000	194,292,000
Sagad High School (Rizal High School - Sagad)	53,532,000	3,769,000	57,301,000
San Joaquin / Kalawaan High School	100,019,000	6,931,000	106,950,000
Santolan High School (Rizal High School-Santolan)	59,712,000	4,440,000	64,152,000
Sta. Lucia High School	92,411,000	6,697,000	99,108,000

Division of Quezon City	3,289,018,000	214,339,000	3,503,357,000

Division Office - Proper	60,627,000	5,913,000	66,540,000
Bagong Silangan High School	99,907,000	7,134,000	107,041,000
Balara High School	49,885,000	3,327,000	53,212,000
Balingasa High School	24,053,000	1,830,000	25,883,000
Camp Crame High School	17,237,000	1,054,000	18,291,000
Camp Gen. Emilio Aguinaldo High School	43,387,000	2,529,000	45,916,000
Carlos L. Albert High School	79,387,000	5,349,000	84,736,000
Carlos P. Garcia High School	20,920,000	1,449,000	22,369,000
Commonwealth High School	171,044,000	9,609,000	180,653,000
Corazon C. Aquino National High School	274,444,000	17,654,000	292,098,000

248	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Culiat High School	63,383,000	3,649,000	67,032,000
Don Alejandro Roces, Sr. Science and Technology High School	36,783,000	2,495,000	39,278,000
Don Quintin Paredes High School	10,284,000	940,000	11,224,000
Doña Josefa Jara Martinez Vocational High School	34,842,000	2,363,000	37,205,000
Doña Rosario High School	72,128,000	4,978,000	77,106,000
Ernesto Rondon High School (Project 6 High School)	74,274,000	5,154,000	79,428,000
Eulogio Rodriguez, Jr. High School	55,511,000	3,493,000	59,004,000
Flora A. Ylagan High School	36,508,000	2,420,000	38,928,000
Holy Spirit National High School	74,250,000	4,990,000	79,240,000
Ismael Mathay, Sr. High School (GSIS Village High School)	69,054,000	4,764,000	73,818,000
Jose P. Laurel, Sr. High School	39,153,000	2,399,000	41,552,000
Juan Sumulong High School	40,706,000	2,251,000	42,957,000
Judge Feliciano Belmonte, Sr. High School	96,045,000	5,595,000	101,640,000
Judge Juan Luna High School	51,256,000	3,288,000	54,544,000
Justice Cecilia Muñoz-Palma High School	144,245,000	11,075,000	155,320,000
Krus na Ligas High School	45,234,000	2,757,000	47,991,000
Lagro High School (Main)	120,356,000	6,940,000	127,296,000
Maligaya High School	66,319,000	4,631,000	70,950,000
Manuel Roxas High School	37,566,000	2,361,000	39,927,000
Masambong High School	27,046,000	1,777,000	28,823,000
NOH School for the Crippled Children	24,798,000	759,000	25,557,000
New Era High School	78,203,000	4,765,000	82,968,000
North Fairview High School	100,992,000	6,591,000	107,583,000
Novaliches High School (Main)	117,846,000	7,730,000	125,576,000
Ponciano Bernardo High School	22,352,000	1,354,000	23,706,000
Pugad Lawin High School	28,611,000	1,938,000	30,549,000
Quezon City High School	75,201,000	4,335,000	79,536,000
Quezon City Science High School	41,065,000	4,404,000	45,469,000
Quirino High School	77,107,000	4,356,000	81,463,000
Ramon Magsaysay (Cubao) High School	114,527,000	5,878,000	120,405,000
San Bartolome High School	160,213,000	9,406,000	169,619,000
San Francisco High School (Don Mariano Marcos High School)	122,094,000	8,511,000	130,605,000
San Jose High School	15,679,000	1,329,000	17,008,000
Sauyo High School (Pasong Tamo High School)	90,531,000	5,616,000	96,147,000
Sergio Osmeña, Sr. High School (Main)	48,067,000	2,979,000	51,046,000
Sta. Lucia High School	75,646,000	5,020,000	80,666,000
Tandang Sora National High School	60,252,000	5,200,000	65,452,000

Division of San Juan City	80,648,000	4,701,000	85,349,000

Division Office - Proper	4,462,000	720,000	5,182,000
San Juan National High School	76,186,000	3,981,000	80,167,000

Division of Taguig and Pateros	1,388,154,000	88,553,000	1,476,707,000

Division Office - Proper	236,262,000	23,099,000	259,361,000
Bagumbayan National High School	75,929,000	4,992,000	80,921,000
Benigno “Ninoy” Aquino High School	118,760,000	7,155,000	125,915,000
Fort Bonifacio High School	165,122,000	8,979,000	174,101,000
Gen. Ricardo G. Papa, Sr. Memorial High School, Main	75,865,000	3,010,000	78,875,000
Makati West High School (Makati Science High School)	32,449,000	1,829,000	34,278,000
Pateros National High School	68,268,000	3,518,000	71,786,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	249
DEPARTMENT OF EDUCATION

Pitogo High School	75,850,000	4,684,000	80,534,000
Sen. Renato “Compañero” Cayetano Memorial Science and Technology High School	18,382,000	1,265,000	19,647,000
Signal Village National High School (Signal Village High School)	210,084,000	11,608,000	221,692,000
Taguig National High School	58,644,000	3,198,000	61,842,000
Taguig Science High School	20,536,000	1,663,000	22,199,000
Tipas National High School	39,139,000	2,479,000	41,618,000
Upper Bicutan National High School	96,401,000	5,718,000	102,119,000
Western Bicutan National High School	96,463,000	5,356,000	101,819,000

Division of Valenzuela	1,053,810,000	62,267,000	1,116,077,000

Division Office - Proper	422,483,000	24,988,000	447,471,000
Bignay National High School	53,294,000	3,458,000	56,752,000
Caruhatan National High School	37,844,000	1,919,000	39,763,000
Dalandanan National High School	79,577,000	4,145,000	83,722,000
General T. De Leon National High School	95,176,000	5,552,000	100,728,000
Lawang Bato National High School	52,433,000	3,069,000	55,502,000
Malinta National High School	62,525,000	4,042,000	66,567,000
Mapulang Lupa High School	32,812,000	1,686,000	34,498,000
Maysan National High School	42,573,000	2,604,000	45,177,000
Parada National High School	29,511,000	1,741,000	31,252,000
Polo National High School	73,132,000	4,774,000	77,906,000
Valenzuela National High School (Main)	72,450,000	4,289,000	76,739,000

Region I - Ilocos	9,038,435,000	702,259,000	9,740,694,000

Division of Alaminos City	162,742,000	14,106,000	176,848,000

Division Office - Proper	37,252,000	3,770,000	41,022,000
Alaminos National High School	77,998,000	6,011,000	84,009,000
Alos National High School	16,854,000	1,493,000	18,347,000
San Vicente National High School	13,421,000	1,237,000	14,658,000
Telbang National High School	17,217,000	1,595,000	18,812,000

Division of Batac City	65,959,000	6,795,000	72,754,000

Division Office - Proper	14,043,000	2,048,000	16,091,000
Batac National High School and Baay Bungon National High School	14,284,000	1,406,000	15,690,000
City of Batac National High School Poblacion	37,632,000	3,341,000	40,973,000

Division of Candon City	109,505,000	8,700,000	118,205,000

Division Office - Proper	43,194,000	3,954,000	47,148,000
Candon National High School	66,311,000	4,746,000	71,057,000

Division of Dagupan City	287,356,000	19,432,000	306,788,000

Division Office - Proper	77,887,000	6,200,000	84,087,000
Bonuan Boquig National High School	47,805,000	3,116,000	50,921,000
Dagupan City National High School	125,087,000	7,891,000	132,978,000
Judge Jose de Venecia, Sr. Technical-Vocational Secondary School	36,577,000	2,225,000	38,802,000

250	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Division of Ilocos Norte	700,214,000	62,040,000	762,254,000

Division Office - Proper	191,411,000	22,541,000	213,952,000
Bacarra National Comprehensive High School	56,358,000	4,039,000	60,397,000
Bangui National High School	21,034,000	1,677,000	22,711,000
Burgos Agro-Industrial School	22,806,000	1,733,000	24,539,000
Cadaratan National High School	9,739,000	1,054,000	10,793,000
Caestebanan National High School	8,969,000	747,000	9,716,000
Caribquib National High School	7,626,000	659,000	8,285,000
Catagtaguen National High School	9,492,000	1,305,000	10,797,000
Davila National High School	10,149,000	1,002,000	11,151,000
Dingras National High School & Lt. Edgar Foz Memorial National High School	37,232,000	1,649,000	38,881,000
Dumalneg National High School	7,586,000	828,000	8,414,000
Ilocos Norte Agricultural College	38,343,000	2,393,000	40,736,000
Luzong National High School	13,619,000	1,339,000	14,958,000
Marcos National High School	20,490,000	1,882,000	22,372,000
Nagrebcan National High School	7,871,000	734,000	8,605,000
Nueva Era National High School	12,948,000	1,055,000	14,003,000
Pagsanahan National High School	8,302,000	756,000	9,058,000
Pagudpud National High School	17,600,000	1,385,000	18,985,000
Paoay National High School	19,363,000	1,909,000	21,272,000
Pasaleng National High School	10,043,000	909,000	10,952,000
Piddig National High School	18,255,000	1,531,000	19,786,000
Pinili National High School	20,017,000	1,746,000	21,763,000
San Nicolas National High School	45,163,000	2,891,000	48,054,000
Sarrat National High School	35,583,000	2,205,000	37,788,000
Solsona National High School	24,499,000	1,866,000	26,365,000
Sta. Rosa National High School	15,027,000	1,428,000	16,455,000
Wilbur C. Go National High School	10,689,000	777,000	11,466,000

Division of Ilocos Sur	796,389,000	70,804,000	867,193,000

Division Office - Proper	376,437,000	42,657,000	419,094,000
Burgos National High School	19,394,000	1,447,000	20,841,000
Cabugao National High School	22,302,000	1,469,000	23,771,000
Cervantes National High School	18,971,000	1,736,000	20,707,000
Lussoc National High School	27,154,000	1,742,000	28,896,000
Magsingal National High School	17,612,000	1,371,000	18,983,000
Naglaoa-an National High School	17,097,000	1,082,000	18,179,000
Narvacan National Central High School	65,435,000	3,998,000	69,433,000
San Juan National High School	37,480,000	2,292,000	39,772,000
Santa Maria National High School	38,443,000	2,704,000	41,147,000
Sinait National High School	61,275,000	3,970,000	65,245,000
Suyo National High School	17,610,000	1,309,000	18,919,000
Tagudin National High School	53,389,000	3,330,000	56,719,000
Teodoro Hernaez National High School	23,790,000	1,697,000	25,487,000

Division of La Union	1,148,541,000	94,565,000	1,243,106,000

Division Office - Proper	502,060,000	53,344,000	555,404,000
Aringay National High School	42,111,000	2,721,000	44,832,000
Bacnotan National High School	59,372,000	3,048,000	62,420,000
Castor Z. Concepcion Memorial National High School	33,688,000	2,323,000	36,011,000
Damortis National High School	23,266,000	1,667,000	24,933,000
Don E. De Guzman Memorial National High School	64,712,000	3,787,000	68,499,000
Don Eufemio F. Eriguel Memorial National High School	51,505,000	2,758,000	54,263,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	251
DEPARTMENT OF EDUCATION

Doña Francisca Lacsamana Viuda de Ortega Memorial National High School	48,551,000	2,900,000	51,451,000
Luna National High School	40,756,000	2,295,000	43,051,000
Naguilian National High School	57,013,000	3,157,000	60,170,000
President Elpidio Quirino National High School	38,920,000	2,071,000	40,991,000
Regional Science High School, La Union	12,075,000	3,095,000	15,170,000
Rosario Integrated School	53,308,000	3,275,000	56,583,000
San Gabriel Vocational High School	17,583,000	1,438,000	19,021,000
San Juan National High School	26,074,000	1,512,000	27,586,000
Sto. Rosario National High School	21,230,000	1,294,000	22,524,000
Sto. Tomas National High School	30,406,000	2,117,000	32,523,000
Tubao National High School	25,911,000	1,763,000	27,674,000

Division of Laoag City	213,712,000	15,888,000	229,600,000

Division Office - Proper	11,069,000	2,388,000	13,457,000
Gabu National High School	15,835,000	1,265,000	17,100,000
Ilocos Norte College of Arts and Trades	77,450,000	5,115,000	82,565,000
Ilocos Norte National High School	91,139,000	6,068,000	97,207,000
Ilocos Norte Regional School of Fisheries	18,219,000	1,052,000	19,271,000

Division of Pangasinan I	2,478,559,000	181,378,000	2,659,937,000

Division Office - Proper	980,088,000	84,349,000	1,064,437,000
Agno National High School	34,964,000	2,225,000	37,189,000
Anda National High School	19,953,000	1,232,000	21,185,000
Balingasay National High School	14,865,000	1,028,000	15,893,000
Bangan Oda National High School	11,276,000	914,000	12,190,000
Bani National High School (San Jose)	19,385,000	1,340,000	20,725,000
Basista National High School	51,417,000	3,644,000	55,061,000
Bayambang National High School (Bayambang)	120,969,000	6,601,000	127,570,000
Binabalian National High School	18,354,000	1,211,000	19,565,000
Binmaley School of Fisheries (Pangasinan College of Fisheries)	41,594,000	2,238,000	43,832,000
Bolinao School of Fisheries	23,594,000	1,193,000	24,787,000
Bued National High School	26,519,000	1,555,000	28,074,000
Burgos National High School	26,444,000	2,103,000	28,547,000
Calasiao Comprehensive National High School	99,575,000	8,950,000	108,525,000
Camaley National High School	18,909,000	1,149,000	20,058,000
Dacap Norte National High School	23,362,000	1,585,000	24,947,000
Daniel Maramba National High School	77,709,000	4,498,000	82,207,000
Dulag National High School	23,001,000	1,358,000	24,359,000
Dumpay National High School	20,333,000	1,496,000	21,829,000
Eguia National High School	19,142,000	1,231,000	20,373,000
Enrico T. Prado National High School	26,620,000	1,592,000	28,212,000
Estanza National High School	18,544,000	1,162,000	19,706,000
Irene Rayos Ombac National High School	33,388,000	1,866,000	35,254,000
Labrador National High School	39,149,000	2,854,000	42,003,000
Lasip National High School	21,950,000	1,452,000	23,402,000
Luna National High School	13,854,000	1,022,000	14,876,000
Macarang National High School	26,255,000	1,756,000	28,011,000
Malasiqui National High School	74,858,000	4,520,000	79,378,000
Mangatarem National High School	75,797,000	5,050,000	80,847,000
Mapandan National High School	49,132,000	3,673,000	52,805,000
Olea National High School	18,094,000	1,147,000	19,241,000
Pangasinan National High School	125,683,000	7,230,000	132,913,000
Pangasinan School of Arts and Trades	53,625,000	3,923,000	57,548,000
Parayao National High School	25,584,000	1,543,000	27,127,000

252	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Payas National High School	15,707,000	1,044,000	16,751,000
Pilar National High School	17,757,000	1,120,000	18,877,000
Polong National High School	45,203,000	2,848,000	48,051,000
Salomague National High School	19,395,000	1,169,000	20,564,000
Sual National High School	48,773,000	2,837,000	51,610,000
Tococ National High School	18,193,000	1,194,000	19,387,000
Urbiztondo National High School	24,630,000	1,546,000	26,176,000
Zaragoza National High School	14,915,000	930,000	15,845,000

Division of Pangasinan II	2,088,020,000	151,674,000	2,239,694,000

Division Office - Proper	677,971,000	62,092,000	740,063,000
Alejandro F. Oligan National High School	13,164,000	1,079,000	14,243,000
Amamperez Agro-Industrial High School	10,912,000	777,000	11,689,000
Angela Valdez Ramos National High School	28,598,000	1,667,000	30,265,000
Antonio P. Villar National High School	22,047,000	1,738,000	23,785,000
Arboleda National High School	15,681,000	1,198,000	16,879,000
Artacho National High School	16,367,000	965,000	17,332,000
Balungao National High School	24,990,000	2,008,000	26,998,000
Bautista National High School	47,766,000	3,531,000	51,297,000
Benigno V. Aldana National High School	74,290,000	4,240,000	78,530,000
Bobonan National High School	12,190,000	822,000	13,012,000
Cabilaoan Agro-Industrial High School	13,686,000	1,150,000	14,836,000
Cipriano Primicias Memorial National High School	31,349,000	2,213,000	33,562,000
David National High School	14,122,000	872,000	14,994,000
Don Ramon E. Costales Memorial National High School	71,901,000	4,085,000	75,986,000
Eastern Pangasinan Agricultural College	40,190,000	2,605,000	42,795,000
Guiling-Coliling National High School	17,537,000	1,046,000	18,583,000
Juan G. Macaraeg National High School	76,326,000	4,510,000	80,836,000
Laoac National High School	26,073,000	2,039,000	28,112,000
Lobong National High School	21,173,000	1,643,000	22,816,000
Luciano Millan National High School	46,062,000	2,756,000	48,818,000
Mabilao National High School	18,538,000	1,334,000	19,872,000
Manaoag National High School	89,325,000	5,224,000	94,549,000
Mangaldan National High School	138,796,000	8,210,000	147,006,000
Mataas na Paaralang Juan C. Laya	54,481,000	2,800,000	57,281,000
Natividad National High School	16,077,000	1,417,000	17,494,000
Pindangan National High School, Alcala	17,953,000	952,000	18,905,000
Rosales National High School	95,518,000	5,453,000	100,971,000
San Fabian National High School	75,881,000	4,532,000	80,413,000
San Jacinto National High School	56,733,000	3,963,000	60,696,000
San Nicolas East National High School	19,513,000	1,271,000	20,784,000
San Quintin National High School	35,801,000	2,830,000	38,631,000
Tayug National High School	82,982,000	5,466,000	88,448,000
Toboy National High School	15,186,000	985,000	16,171,000
Umingan Central National High School	68,841,000	4,201,000	73,042,000

Division of San Carlos City	353,973,000	28,142,000	382,115,000

Division Office - Proper	155,570,000	14,064,000	169,634,000
Abanon National High School	29,513,000	1,882,000	31,395,000
Pangalangan National High School	20,480,000	1,599,000	22,079,000
Speaker Eugenio Perez National Agricultural High School	93,678,000	5,949,000	99,627,000
Tandoc National High School	26,400,000	2,453,000	28,853,000
Turac National High School	28,332,000	2,195,000	30,527,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	253
DEPARTMENT OF EDUCATION

Division of San Fernando City	160,582,000	13,653,000	174,235,000

Division Office - Proper	50,931,000	7,686,000	58,617,000
La Union National High School	109,651,000	5,967,000	115,618,000

Division of Urdaneta City	310,563,000	22,724,000	333,287,000

Division Office - Proper	151,549,000	12,525,000	164,074,000
Badipa National High School	20,587,000	1,482,000	22,069,000
Lananpin National High School	18,595,000	1,511,000	20,106,000
Palina East National High School	20,530,000	1,170,000	21,700,000
Urdaneta City National High School	99,302,000	6,036,000	105,338,000

Division of Vigan City	162,320,000	12,358,000	174,678,000

Division Office - Proper	21,997,000	2,363,000	24,360,000
Ilocos Sur National High School	140,323,000	9,995,000	150,318,000

Cordillera Administrative Region (CAR)	3,069,865,000	273,693,000	3,343,558,000

Division of Abra	383,367,000	37,716,000	421,083,000

Division Office - Proper	219,571,000	27,123,000	246,694,000
Abra High School	52,238,000	2,929,000	55,167,000
Cristina B. Gonzales Memorial High School	28,391,000	1,641,000	30,032,000
Manabo National High School	17,093,000	1,603,000	18,696,000
Mataragan National Agricultural High School	9,576,000	634,000	10,210,000
Northern Abra National High School	23,587,000	1,537,000	25,124,000
Pilar Rural High School	19,600,000	1,151,000	20,751,000
Western Abra National High School	13,311,000	1,098,000	14,409,000

Division of Apayao	243,163,000	24,616,000	267,779,000

Division Office - Proper	190,147,000	21,414,000	211,561,000
Apayao National Industrial and Agricultural High School	19,855,000	824,000	20,679,000
Conner Central National High School	14,388,000	1,021,000	15,409,000
Flora National High School	18,773,000	1,357,000	20,130,000

Division of Baguio City	522,926,000	34,470,000	557,396,000

Division Office - Proper	121,883,000	13,218,000	135,101,000
Baguio City National High School	190,244,000	9,531,000	199,775,000
Guisad Valley National High School	29,547,000	1,903,000	31,450,000
Irisan National High School	34,846,000	2,088,000	36,934,000
Magsaysay National High School	31,824,000	1,658,000	33,482,000
Mil-an National High School	23,512,000	1,794,000	25,306,000
Pines City National High School	74,925,000	3,256,000	78,181,000
Roxas National High School	16,145,000	1,022,000	17,167,000

Division of Benguet	665,270,000	60,319,000	725,589,000

Division Office - Proper	296,363,000	37,779,000	334,142,000
Alejo M. Pacalso Memorial National High School	21,934,000	1,374,000	23,308,000
Ampusongan National High School	11,183,000	754,000	11,937,000
Atok National High School	19,852,000	886,000	20,738,000
Benguet National High School	73,129,000	4,139,000	77,268,000
Bokod National High School	14,475,000	1,187,000	15,662,000

254	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Buguias National High School	9,679,000	730,000	10,409,000
Governor Bado Dangwa Agro-Industrial School	33,268,000	1,644,000	34,912,000
Kamora National High School	13,621,000	1,044,000	14,665,000
Kibungan National High School	12,887,000	943,000	13,830,000
La Trinidad National High School	16,379,000	1,122,000	17,501,000
Lepanto National High School	25,357,000	1,318,000	26,675,000
Loo National High School	25,361,000	1,813,000	27,174,000
Mankayan National High School	25,178,000	1,110,000	26,288,000
Tuba National High School, Nangalisan	22,070,000	976,000	23,046,000
Tublay School of Home Industries	44,534,000	3,500,000	48,034,000

Division of Ifugao	309,522,000	30,926,000	340,448,000

Division Office - Proper	207,808,000	24,072,000	231,880,000
Banaue National High School	14,239,000	803,000	15,042,000
Hingyon National High School	11,172,000	733,000	11,905,000
Lawig National High School	17,308,000	1,267,000	18,575,000
Mayoyao National High School	10,744,000	674,000	11,418,000
Namillangan National High School	13,762,000	945,000	14,707,000
Sta. Maria National High School	34,489,000	2,432,000	36,921,000

Division of Kalinga	252,508,000	21,548,000	274,056,000

Division Office - Proper	172,587,000	17,505,000	190,092,000
Balbalan Agricultural and Industrial School	17,994,000	934,000	18,928,000
Pinukpuk Vocational School	25,617,000	1,056,000	26,673,000
Rizal National School of Arts and Trades	20,823,000	1,372,000	22,195,000
Tanudan Vocational School	15,487,000	681,000	16,168,000

Division of Mt. Province	449,763,000	40,476,000	490,239,000

Division Office - Proper	287,552,000	30,519,000	318,071,000
Antadao National High School	6,243,000	608,000	6,851,000
Bacarri National Trade-Agricultural School	12,357,000	564,000	12,921,000
Eastern Bontoc National Agricultural Vocational High School	15,421,000	633,000	16,054,000
Guinzadan National High School	14,330,000	990,000	15,320,000
Mt. Province General Comprehensive High School	40,214,000	1,934,000	42,148,000
Natonin National High School	9,378,000	717,000	10,095,000
Panabungen School of Arts, Trades and Home Industries	6,803,000	619,000	7,422,000
Paracelis Technical and Vocational High School	22,147,000	1,645,000	23,792,000
Serapio Gawan National High School	13,533,000	1,067,000	14,600,000
Tadian School of Arts and Trades	21,785,000	1,180,000	22,965,000

Division of Tabuk City	243,346,000	23,622,000	266,968,000

Division Office - Proper	103,209,000	14,465,000	117,674,000
Kalinga National High School	48,312,000	2,461,000	50,773,000
Tabuk City National High School	78,741,000	5,725,000	84,466,000
Tuga National High School	13,084,000	971,000	14,055,000

Region II - Cagayan Valley	6,033,316,000	498,577,000	6,531,893,000

Division of Batanes	98,709,000	7,091,000	105,800,000

Division Office - Proper	32,082,000	3,380,000	35,462,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	255
DEPARTMENT OF EDUCATION

Batanes National Science High School (Batanes National High School)	29,936,000	1,829,000	31,765,000
Itbayat National Agricultural High School	18,121,000	928,000	19,049,000
Sabtang National School of Fisheries	18,570,000	954,000	19,524,000

Division of Cagayan	1,773,970,000	137,455,000	1,911,425,000

Division Office - Proper	1,117,594,000	97,462,000	1,215,056,000
Abulug National Rural and Vocational High School	20,251,000	1,200,000	21,451,000
Abulug School of Fisheries	15,714,000	1,090,000	16,804,000
Alcala Rural School	15,673,000	775,000	16,448,000
Allacapan Vocational High School	38,665,000	2,626,000	41,291,000
Amulung National High School	26,516,000	1,787,000	28,303,000
Aparri School of Arts and Trades	32,921,000	2,230,000	35,151,000
Baggao National Agricultural School	34,226,000	1,522,000	35,748,000
Bukig National Agricultural and Technical School	29,660,000	1,351,000	31,011,000
Camalaniugan High School	43,229,000	3,369,000	46,598,000
Claveria Rural and Vocational School	18,561,000	1,009,000	19,570,000
Claveria School of Arts and Trades	39,266,000	2,232,000	41,498,000
Enrile Vocational High School	42,636,000	2,352,000	44,988,000
Gattaran National Trade School	32,093,000	2,074,000	34,167,000
Itawes National Agriculture and Technological School	29,886,000	1,239,000	31,125,000
Pamplona National School of Fisheries	18,889,000	1,161,000	20,050,000
Peñablanca National High School	35,361,000	2,393,000	37,754,000
Sanchez Mira School of Arts and Trades	31,643,000	2,166,000	33,809,000
Solana Fresh Water and Fisheries School	30,006,000	1,376,000	31,382,000
Sta. Ana Fishery National High School	29,446,000	2,276,000	31,722,000
Tuao Vocational and Technical School	24,246,000	1,263,000	25,509,000
Vicente D. Trinidad National High School	28,541,000	2,039,000	30,580,000
Western Cagayan School of Arts and Trades	38,947,000	2,463,000	41,410,000

Division of Cauayan City	217,399,000	19,541,000	236,940,000

Division Office - Proper	100,202,000	11,305,000	111,507,000
Cauayan City National High School	103,471,000	7,114,000	110,585,000
Cauayan City Science and Technology High School	13,726,000	1,122,000	14,848,000

Division of Ilagan City	267,358,000	21,412,000	288,770,000

Division Office - Proper	96,095,000	9,918,000	106,013,000
Ilagan West National High School	16,347,000	1,180,000	17,527,000
Isabela National High School	92,582,000	5,528,000	98,110,000
Isabela School of Arts and Trades	47,175,000	3,388,000	50,563,000
San Antonio Agricultural High School	15,159,000	1,398,000	16,557,000

Division of Isabela	2,098,331,000	176,792,000	2,275,123,000

Division Office - Proper	838,760,000	90,265,000	929,025,000
Addalam Region High School	8,837,000	528,000	9,365,000
Alfreda Albano National High School	25,263,000	1,501,000	26,764,000
Alicia National High School, Paddad	42,907,000	2,930,000	45,837,000
Angadanan High School	18,523,000	1,423,000	19,946,000
Benito Soliven National High School	24,956,000	2,029,000	26,985,000
Burgos National High School	16,177,000	1,404,000	17,581,000
Cabatuan National High School - Main	33,098,000	2,379,000	35,477,000

256	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Cagasat High School	21,465,000	1,294,000	22,759,000
Calanigan National High School	14,600,000	1,317,000	15,917,000
Callang National High School - Main	28,356,000	2,017,000	30,373,000
Delfin Albano High School (Main)	58,930,000	3,349,000	62,279,000
Dibuluan National High School	16,067,000	891,000	16,958,000
Don Mariano Marcos National High School	25,539,000	1,477,000	27,016,000
Doña Aurora National High School - Main	65,315,000	4,528,000	69,843,000
Gamu Rural School	42,685,000	2,271,000	44,956,000
Isabela School of Fisheries	20,927,000	934,000	21,861,000
Jones Rural School	46,104,000	2,320,000	48,424,000
Lalauanan High School	19,689,000	1,249,000	20,938,000
Luna National High School	21,881,000	2,074,000	23,955,000
Mabini National High School	14,733,000	1,453,000	16,186,000
Muñoz National High School - Main	23,309,000	1,411,000	24,720,000
Naguilian National High School	26,647,000	2,244,000	28,891,000
Palanan National High School	15,520,000	1,128,000	16,648,000
Quezon National High School - Main	23,094,000	1,949,000	25,043,000
Quirino National High School - Main	19,874,000	1,898,000	21,772,000
Ramon National High School	27,082,000	1,529,000	28,611,000
Raniag High School	35,087,000	2,369,000	37,456,000
Regional Science High School (Tumauini National High School - NSEC Regional Science High School)	16,215,000	3,121,000	19,336,000
Reina Mercedes Vocational and Industrial School	46,962,000	3,177,000	50,139,000
Rizal Region National High School, Alicia, Isabela	14,688,000	1,098,000	15,786,000
Roxas National High School	55,401,000	3,390,000	58,791,000
Salinungan National High School	29,962,000	2,064,000	32,026,000
San Agustin National High School	13,444,000	850,000	14,294,000
San Antonio National High School, Delfin Albano	19,683,000	1,692,000	21,375,000
San Isidro National High School	28,012,000	2,284,000	30,296,000
San Jose National High School	17,294,000	1,505,000	18,799,000
San Mariano National High School - Main	45,902,000	2,091,000	47,993,000
San Mateo Vocational and Industrial School	37,564,000	2,083,000	39,647,000
San Pablo National High School	22,259,000	1,289,000	23,548,000
Sandiat National High School	18,508,000	1,324,000	19,832,000
Santa Maria National High School - Main	28,131,000	2,315,000	30,446,000
St. Paul Vocational and Industrial High School	24,971,000	1,455,000	26,426,000
Sto. Tomas National High School	38,137,000	2,318,000	40,455,000
Tumauini National High School	41,025,000	2,872,000	43,897,000
Ugad High School	24,748,000	1,703,000	26,451,000

Division of Nueva Vizcaya	729,910,000	60,800,000	790,710,000

Division Office - Proper	249,407,000	28,523,000	277,930,000
Alfonso Castañeda National High School	14,056,000	857,000	14,913,000
Aritao National High School	39,680,000	3,058,000	42,738,000
Bagabag National High School	34,188,000	2,322,000	36,510,000
Bambang National High School	59,210,000	3,729,000	62,939,000
Bintawan National High School	30,916,000	2,328,000	33,244,000
Bonfal National High School	14,325,000	1,195,000	15,520,000
Diadi National High School	28,989,000	2,460,000	31,449,000
Dupax del Sur National High School	16,646,000	1,053,000	17,699,000
Kasibu National Agricultural School	21,293,000	1,703,000	22,996,000
Lamo National High School	25,414,000	1,490,000	26,904,000
Nansiakan National High School	11,417,000	737,000	12,154,000
Nueva Vizcaya General Comprehensive High School	71,138,000	4,345,000	75,483,000
Quezon National High School	27,887,000	1,740,000	29,627,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	257
DEPARTMENT OF EDUCATION

Salinas National High School	9,358,000	639,000	9,997,000
Solano High School	60,687,000	3,737,000	64,424,000
Uddiawan National High School	15,299,000	884,000	16,183,000

Division of Quirino	405,272,000	38,165,000	443,437,000

Division Office - Proper	193,535,000	23,154,000	216,689,000
Cabarroguis National School of Arts and Trades	27,933,000	2,197,000	30,130,000
Diffun National High School	45,368,000	3,087,000	48,455,000
Maddela Comprehensive High School	39,490,000	2,607,000	42,097,000
Pinaripad National High School	20,562,000	1,389,000	21,951,000
Quirino General High School, Main Campus	34,646,000	2,235,000	36,881,000
Saguday National High School	28,208,000	2,332,000	30,540,000
Victoria High School (Aglipay National High School - Victoria Annex)	15,530,000	1,164,000	16,694,000

Division of Santiago City	179,839,000	15,355,000	195,194,000

Division Office - Proper	27,986,000	5,968,000	33,954,000
Cabulay High School	16,282,000	1,028,000	17,310,000
Divisoria High School	27,147,000	1,797,000	28,944,000
Rizal National High School	32,277,000	1,725,000	34,002,000
Santiago City National High School	76,147,000	4,837,000	80,984,000

Division of Tuguegarao City	262,528,000	21,966,000	284,494,000

Division Office - Proper	49,844,000	7,377,000	57,221,000
Cagayan National High School	169,078,000	11,304,000	180,382,000
Gosi National High School	16,194,000	1,309,000	17,503,000
Linao National High School	27,412,000	1,976,000	29,388,000

Region III - Central Luzon	16,550,752,000	1,274,166,000	17,824,918,000

Division of Angeles City	585,961,000	40,779,000	626,740,000

Division Office - Proper	148,318,000	14,080,000	162,398,000
Angeles City National High School	104,430,000	6,948,000	111,378,000
Angeles City National Trade School	96,719,000	6,139,000	102,858,000
Angeles City Science High School	15,582,000	1,240,000	16,822,000
Bonifacio V. Romero Memorial High School	30,976,000	2,209,000	33,185,000
Francisco G. Nepomuceno Memorial High School	116,351,000	6,519,000	122,870,000
Rafael L. Lazatin Memorial High School	73,585,000	3,644,000	77,229,000

Division of Aurora	510,722,000	39,222,000	549,944,000

Division Office - Proper	194,497,000	18,269,000	212,766,000
Aurora National High School	21,015,000	1,238,000	22,253,000
Baler National High School	35,960,000	2,659,000	38,619,000
Casiguran National High School	21,440,000	1,430,000	22,870,000
Dilasag National High School	19,310,000	1,193,000	20,503,000
Dingalan National High School	20,841,000	1,712,000	22,553,000
Ditumabo National High School	18,605,000	1,209,000	19,814,000
E.C. Ronquillo Memorial High School (Quirino National High School)	23,291,000	1,202,000	24,493,000
Ibona National High School	19,537,000	1,145,000	20,682,000
J.C. Angara Memorial National High School (Dinalungan National High School)	17,408,000	1,522,000	18,930,000
Lual National High School	27,046,000	1,739,000	28,785,000

258	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Ma. Aurora National High School	24,325,000	1,679,000	26,004,000
Manggitahan National High School	17,488,000	998,000	18,486,000
Mucdol National High School	26,969,000	1,834,000	28,803,000
San Luis National High School	22,990,000	1,393,000	24,383,000

Division of Balanga City	182,523,000	17,820,000	200,343,000

Division Office - Proper	4,548,000	3,789,000	8,337,000
Bataan National High School	129,158,000	10,069,000	139,227,000
City of Balanga National High School	48,817,000	3,962,000	52,779,000

Division of Bataan	1,029,240,000	79,768,000	1,109,008,000

Division Office - Proper	219,031,000	27,273,000	246,304,000
B. Camacho National High School	48,530,000	3,420,000	51,950,000
Balsik National High School	31,049,000	1,989,000	33,038,000
Bataan School of Fisheries	46,450,000	2,631,000	49,081,000
E.C. Bernabe National High School - Bagac National High School, Poblacion	28,471,000	2,192,000	30,663,000
Hermosa National High School	39,359,000	2,606,000	41,965,000
Jose C. Payumo, Jr. Memorial High School (Dinalupihan National High School)	33,361,000	2,087,000	35,448,000
Justice Emilio Angeles Gancayco Memorial High School (Orion High School)	35,789,000	2,569,000	38,358,000
Lamao National High School	34,917,000	2,135,000	37,052,000
Limay National High School	71,113,000	4,352,000	75,465,000
Luakan National High School	47,157,000	2,739,000	49,896,000
Magsaysay Integrated School	27,952,000	1,832,000	29,784,000
Mariveles National High School, Cabcaben	54,723,000	3,442,000	58,165,000
Mariveles National High School, Poblacion	95,053,000	5,818,000	100,871,000
Morong National High School	38,190,000	2,769,000	40,959,000
Orani National High School (resettlement school)	60,672,000	3,730,000	64,402,000
Pablo Roman National High School	51,836,000	3,880,000	55,716,000
Pagalanggang High School	36,644,000	2,097,000	38,741,000
Samal National High School	28,943,000	2,207,000	31,150,000

Division of Bulacan	2,969,105,000	211,824,000	3,180,929,000

Division Office - Proper	228,759,000	29,497,000	258,256,000
Aguinaldo J. Santos National High School	24,953,000	1,952,000	26,905,000
Alexis G. Santos National High School	40,327,000	3,061,000	43,388,000
Angat National High School	11,206,000	940,000	12,146,000
Assemblywoman Felicita G. Bernardino Memorial Trade School	147,984,000	9,175,000	157,159,000
Bajet-Castillo High School	51,440,000	3,375,000	54,815,000
Balagtas National Agricultural High School	60,865,000	3,573,000	64,438,000
Bambang National High School - (Iluminada Mendoza-Roxas)	15,863,000	1,342,000	17,205,000
Binagbag National High School	13,535,000	1,048,000	14,583,000
Bunsuran National High School	55,821,000	4,301,000	60,122,000
Bunsuran National High School Annex (Masagana High School)	16,044,000	1,589,000	17,633,000
Calawitan National High School	13,720,000	1,079,000	14,799,000
Calawitan National High School Annex (Akle High School)	13,107,000	1,157,000	14,264,000
Calumpit National High School	57,408,000	3,695,000	61,103,000
Cambaog National High School	17,082,000	1,556,000	18,638,000
Caniogan High School	15,328,000	1,128,000	16,456,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	259
DEPARTMENT OF EDUCATION

Carlos F. Gonzales High School (Maguinao Cruz Na Daan NHS)	72,984,000	4,543,000	77,527,000
Catmon National High School	33,055,000	2,568,000	35,623,000
Dampol 1st National High School	23,797,000	1,644,000	25,441,000
Dampol 2nd National High School	32,541,000	2,186,000	34,727,000
Dampol 2nd National High School Annex (Sta. Lucia)	32,838,000	1,919,000	34,757,000
Dampol 2nd National High School Annex (Sta. Peregrina)	30,806,000	2,203,000	33,009,000
Doña Candelaria Duque Meneses High School	25,524,000	1,561,000	27,085,000
Dr. Felipe de Jesus High School	43,533,000	2,691,000	46,224,000
Engr. Virgilio V. Dionisio Memorial School	21,863,000	1,882,000	23,745,000
F. F. Halili National Agricultural School	67,199,000	3,223,000	70,422,000
FVR National High School - Tigbe	32,236,000	2,024,000	34,260,000
Felizardo C. Lipana Memorial High School (Sta. Rita High School)	44,155,000	2,576,000	46,731,000
Frances High School	26,813,000	1,879,000	28,692,000
Guiguinto National Vocational High School	106,270,000	5,516,000	111,786,000
Iba National High School	33,345,000	2,209,000	35,554,000
Jaime J. Vistan High School	14,464,000	1,100,000	15,564,000
John J. Russel Memorial High School (Sibul National High School)	35,483,000	2,482,000	37,965,000
Jose J. Mariano Memorial High School	19,122,000	1,347,000	20,469,000
Julian B. Sumbillo High School	14,065,000	1,275,000	15,340,000
Laura de Leon Halili High School	16,602,000	1,247,000	17,849,000
Lolomboy National High School	50,788,000	2,678,000	53,466,000
Mariano Ponce National High School	80,936,000	4,765,000	85,701,000
Maronquillo National High School	15,323,000	1,147,000	16,470,000
Mayor Ramon Trillana Memorial High School (Iba National High School - Hagonoy High School)	59,763,000	3,736,000	63,499,000
Mayor Ramon Trillana Memorial High School (Iba National High School) - San Pedro	65,430,000	3,708,000	69,138,000
Minuyan National High School	39,004,000	3,103,000	42,107,000
North Hills Village High School	30,673,000	1,959,000	32,632,000
Norzagaray National High School	54,470,000	3,462,000	57,932,000
Obando National High School	48,061,000	3,178,000	51,239,000
Obando School of Fisheries	11,579,000	672,000	12,251,000
Parada National High School	68,150,000	4,548,000	72,698,000
Partida High School	18,516,000	1,406,000	19,922,000
Prenza National High School	102,760,000	6,840,000	109,600,000
President Diosdado P. Macapagal Memorial High School	26,272,000	2,077,000	28,349,000
Pulong Buhangin National High School	84,582,000	5,798,000	90,380,000
Salapungan National High School	13,682,000	1,145,000	14,827,000
San Francisco Xavier High School	23,987,000	1,687,000	25,674,000
San Ildefonso National High School	63,782,000	4,013,000	67,795,000
San Miguel National High School	143,703,000	8,930,000	152,633,000
San Rafael National Trade School	33,353,000	2,208,000	35,561,000
San Roque National High School (Kapitangan National High School Annex - San Roque)	35,873,000	2,536,000	38,409,000
Sta. Maria National High School (Sta. Maria Agro-Industrial High School)	44,714,000	3,243,000	47,957,000
Sta. Monica National High School	41,468,000	2,511,000	43,979,000
Sto. Niño High School	20,275,000	1,702,000	21,977,000
Sullivan National High School	23,097,000	1,693,000	24,790,000
Taal High School	51,966,000	3,790,000	55,756,000
Taliptip National High School	24,812,000	1,358,000	26,170,000
Tiaong National High School	14,743,000	1,138,000	15,881,000

260	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Vedasto R. Santiago High School	51,205,000	3,263,000	54,468,000
Virgen De La Flores High School	32,261,000	2,308,000	34,569,000
Virginia Ramirez Cruz National High School	83,740,000	6,679,000	90,419,000

Division of Cabanatuan City	285,492,000	27,291,000	312,783,000

Division Office - Proper	36,795,000	10,189,000	46,984,000
Camp Tinio National High School	42,876,000	2,999,000	45,875,000
Cesar E. Vergara Memorial High School	15,993,000	1,340,000	17,333,000
Eastern Cabu National High School	22,901,000	1,886,000	24,787,000
Honorato C. Perez, Sr. Memorial Science High School (Cabanatuan City Science High School)	25,786,000	2,050,000	27,836,000
Marciano del Rosario National High School	44,661,000	2,780,000	47,441,000
Mayapyap National High School	38,321,000	2,561,000	40,882,000
San Josef National High School	58,159,000	3,486,000	61,645,000

Division of Gapan City	229,668,000	19,521,000	249,189,000

Division Office - Proper	24,588,000	4,062,000	28,650,000
Cristina David Pascual National High School	16,105,000	1,215,000	17,320,000
Juan R. Liwag Memorial National High School	108,755,000	8,063,000	116,818,000
San Nicolas High School	23,495,000	1,712,000	25,207,000
San Roque National High School	30,536,000	2,409,000	32,945,000
Sta. Cruz National High School	26,189,000	2,060,000	28,249,000

Division of Mabalacat City	395,726,000	31,150,000	426,876,000

Division Office - Proper	112,460,000	10,870,000	123,330,000
Camachiles National High School (Sapang Biabas High School - resettlement school)	54,864,000	4,242,000	59,106,000
Dona Asuncion Lee Integrated School	57,936,000	4,396,000	62,332,000
Mabalacat Community High School	35,081,000	2,175,000	37,256,000
Mabalacat National High School	44,795,000	3,146,000	47,941,000
Madapdap Resettlement High School	42,068,000	3,006,000	45,074,000
Mauaque High School (resettlement school)	48,522,000	3,315,000	51,837,000

Division of Malolos City	372,838,000	29,210,000	402,048,000

Division Office - Proper	151,372,000	14,524,000	165,896,000
Bulihan National High School	19,473,000	1,565,000	21,038,000
Malolos Marine Fishery School and Laboratory	35,656,000	2,450,000	38,106,000
Marcelo H. Del Pilar National High School	166,337,000	10,671,000	177,008,000

Division of Meycauayan City	161,030,000	15,184,000	176,214,000

Division Office - Proper	74,124,000	9,023,000	83,147,000
Meycauayan National High School	86,906,000	6,161,000	93,067,000

Division of Muñoz Science City	162,992,000	13,108,000	176,100,000

Division Office - Proper	31,538,000	3,406,000	34,944,000
Muñoz National High School	103,930,000	7,335,000	111,265,000
Muñoz National High School Annex	27,524,000	2,367,000	29,891,000

Division of Nueva Ecija	2,371,607,000	187,442,000	2,559,049,000

Division Office - Proper	464,522,000	57,782,000	522,304,000
Agbanawag National High School	13,210,000	1,020,000	14,230,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	261
DEPARTMENT OF EDUCATION

Aliaga National High School	54,377,000	3,542,000	57,919,000
Bartolome Sangalang National High School	59,134,000	4,438,000	63,572,000
Bicos National High School	13,498,000	959,000	14,457,000
Bongabon National High School	99,352,000	6,163,000	105,515,000
Cabiao National High School	97,627,000	5,836,000	103,463,000
Cabucbucan National High School	14,421,000	1,098,000	15,519,000
Calaba National High School	20,464,000	1,481,000	21,945,000
Canaan East National High School	14,843,000	1,176,000	16,019,000
Carmen National High School	17,053,000	1,482,000	18,535,000
Carranglan National High School	23,423,000	1,526,000	24,949,000
Cuyapo National High School	42,809,000	2,631,000	45,440,000
Digdig High School	15,397,000	1,165,000	16,562,000
Doña Juana Chioco National High School	49,088,000	3,718,000	52,806,000
Dr. Jose Lapuz Salonga High School (San Mariano National High School Annex)	17,097,000	1,264,000	18,361,000
Dr. Ramon de Santos National High School	40,917,000	2,513,000	43,430,000
Eduardo Joson Memorial High School	39,407,000	3,141,000	42,548,000
Exequiel R. Lina National High School	25,929,000	2,221,000	28,150,000
Gabaldon Vocational Agriculture High School	30,116,000	2,147,000	32,263,000
Galvan High School	16,981,000	1,429,000	18,410,000
Gen. Mamerto Natividad National High School (Talabutab National High School Annex I)	25,228,000	2,198,000	27,426,000
General Luna National High School	13,353,000	1,237,000	14,590,000
General Tinio National High School	58,173,000	2,995,000	61,168,000
Hilario E. Hermosa Memorial High School	19,306,000	1,526,000	20,832,000
Jorge M. Padilla National High School	14,027,000	1,256,000	15,283,000
Julia Ortiz Luis National High School	45,592,000	3,258,000	48,850,000
Lino Bernardo High School (Bago National High School)	16,778,000	1,030,000	17,808,000
Macabaclay National High School	17,085,000	1,308,000	18,393,000
Magpapalayok National High School	13,081,000	1,064,000	14,145,000
Maligaya National High School	21,313,000	1,591,000	22,904,000
Mallorca National High School	26,188,000	1,726,000	27,914,000
Nueva Ecija National High School	132,772,000	6,612,000	139,384,000
Palayan City National High School	55,266,000	4,948,000	60,214,000
Pantabangan National High School	24,848,000	1,524,000	26,372,000
Peñaranda National High School	45,307,000	3,074,000	48,381,000
Putlod - San Jose National High School	27,518,000	1,849,000	29,367,000
Putlod - San Jose National High School Annex	27,250,000	1,787,000	29,037,000
Restituto B. Peria High School (Bibiclat National High School)	15,869,000	980,000	16,849,000
Ricardo Dizon Canlas Agricultural School	13,430,000	1,261,000	14,691,000
Rio-Chico National High School	14,002,000	982,000	14,984,000
Rizal National High School	41,329,000	2,922,000	44,251,000
San Anton National High School	19,705,000	1,011,000	20,716,000
San Francisco National High School	29,603,000	1,747,000	31,350,000
San Mariano National High School (San Francisco High School Annex)	23,907,000	1,343,000	25,250,000
San Ricardo National High School	41,683,000	2,492,000	44,175,000
Sibul National High School	17,100,000	1,152,000	18,252,000
Sta. Rita National High School	12,981,000	904,000	13,885,000
Sta. Rosa High School	43,639,000	2,630,000	46,269,000
Sto. Domingo National Trade School	57,287,000	4,351,000	61,638,000
Sto. Rosario National High School, Sta. Rosa	28,219,000	1,848,000	30,067,000
Talabutab Norte National High School	11,658,000	1,123,000	12,781,000
Talavera National High School	92,599,000	5,724,000	98,323,000
Talugtug National High School (Osmeña-Roxas National High School)	25,468,000	2,027,000	27,495,000

262	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Teodoro A. Dionisio National High School	21,660,000	1,484,000	23,144,000
Triala National High School	16,522,000	1,155,000	17,677,000
V. R. Bumanlag High School (Sto. Tomas National High School)	16,097,000	1,148,000	17,245,000
Vaca Valley National High School	18,373,000	1,742,000	20,115,000
Zaragoza National High School	57,726,000	3,701,000	61,427,000

Division of Olongapo City	406,722,000	28,003,000	434,725,000

Division Office - Proper	69,404,000	6,306,000	75,710,000
Barreto National High School	26,788,000	1,812,000	28,600,000
City of Olongapo National High School	155,818,000	7,740,000	163,558,000
Gordon Heights National High School	64,664,000	4,253,000	68,917,000
Kalalake National High School	31,245,000	1,994,000	33,239,000
New Cabalan National High School	40,503,000	2,949,000	43,452,000
Regional Science High School	18,300,000	2,949,000	21,249,000

Division of Pampanga	2,379,192,000	176,259,000	2,555,451,000

Division Office - Proper	489,923,000	50,594,000	540,517,000
Anao National High School	27,027,000	1,450,000	28,477,000
Andres M. Luciano High School	46,331,000	2,630,000	48,961,000
Apalit High School	22,803,000	1,614,000	24,417,000
Arayat National High School	22,927,000	1,638,000	24,565,000
Bahay Pare National High School	35,359,000	2,571,000	37,930,000
Balitucan National High School	21,018,000	1,202,000	22,220,000
Balucuc National High School	18,766,000	1,226,000	19,992,000
Basa Air Base National High School	27,825,000	1,862,000	29,687,000
Becuran National High School	44,680,000	3,533,000	48,213,000
Betis National High School	41,158,000	2,951,000	44,109,000
Bro. Andrew Gonzales Vocational/Technical High School	39,059,000	2,391,000	41,450,000
Caduang Tete National High School	32,872,000	1,781,000	34,653,000
Camba National High School	57,645,000	3,594,000	61,239,000
Cansinala National High School	16,917,000	1,006,000	17,923,000
De La Paz Libutad National High School	23,755,000	1,616,000	25,371,000
Diosdado Macapagal High School	40,948,000	2,665,000	43,613,000
Diosdado Macapagal Memorial High School	39,454,000	2,573,000	42,027,000
Dolores National High School, Magalang	33,991,000	2,205,000	36,196,000
Emigdio A. Bondoc High School, San Luis	12,513,000	1,192,000	13,705,000
Floridablanca National Agricultural School	38,081,000	2,179,000	40,260,000
Guillermo D. Mendoza National High School	29,539,000	1,783,000	31,322,000
Gutad National High School	23,041,000	1,635,000	24,676,000
Justino Sevilla High School (Mangga-Cacutud National High School)	77,705,000	4,610,000	82,315,000
Lubao Vocational High School	44,334,000	2,905,000	47,239,000
Malino National High School	23,955,000	1,638,000	25,593,000
Mexico National High School	19,044,000	1,429,000	20,473,000
Natividad National High School	22,673,000	1,498,000	24,171,000
Natividad National High School - Pulungmasle National High School Annex (Pulungmasle National High School)	19,636,000	1,522,000	21,158,000
Pagyuruan National High School (Paguiruan High School)	15,223,000	1,222,000	16,445,000
Pandacaque Resettlement School (D.J. Gonzales National High School)	65,340,000	4,286,000	69,626,000
Pasig National High School	43,749,000	2,632,000	46,381,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	263
DEPARTMENT OF EDUCATION

Porac Model Community High School (resettlement school)	38,820,000	2,407,000	41,227,000
Porac National High School	27,351,000	1,776,000	29,127,000
Potrero National High School	29,040,000	2,182,000	31,222,000
Pulong Santol National High School	39,526,000	2,713,000	42,239,000
Pulong Santol National High School - Porac High School - Sta. Cruz Annex 2	30,676,000	2,220,000	32,896,000
Remedios National High School	14,408,000	1,103,000	15,511,000
Salapungan National High School	17,871,000	1,149,000	19,020,000
San Isidro National High School, San Luis	19,437,000	1,428,000	20,865,000
San Isidro National High School, Sta. Ana	33,221,000	2,338,000	35,559,000
San Juan National High School, Mexico	46,456,000	3,150,000	49,606,000
San Juan-San Luis National High School Annex (San Carlos)	25,329,000	1,708,000	27,037,000
San Matias National High School	63,984,000	4,788,000	68,772,000
San Pablo 2nd National High School	37,554,000	2,026,000	39,580,000
San Pedro National High School	15,050,000	1,141,000	16,191,000
San Roque Dau National High School	43,085,000	2,699,000	45,784,000
San Vicente National High School	38,256,000	2,344,000	40,600,000
San Vicente Pilot School for Philippine Craftsmen	33,002,000	2,044,000	35,046,000
San Vicente-San Francisco National High School	24,117,000	1,644,000	25,761,000
Sta. Ana National High School	21,030,000	1,965,000	22,995,000
Sta. Cruz Integrated School	26,029,000	1,799,000	27,828,000
Sta. Lucia National High School, Masantol	44,734,000	3,048,000	47,782,000
Sta. Maria National High School, Minalin	26,482,000	1,974,000	28,456,000
Sta. Maria National High School, Macabebe	33,024,000	1,725,000	34,749,000
Sto. Rosario National High School	23,241,000	1,808,000	25,049,000
Sto. Tomas National High School, Sasmuan	28,867,000	2,356,000	31,223,000
Talang National High School	20,114,000	992,000	21,106,000
Tinajero National High School	22,726,000	1,285,000	24,011,000
Tinajero National High School - Sta. Lucia High School Annex	38,471,000	2,814,000	41,285,000

Division of San Fernando City	511,543,000	37,656,000	549,199,000

Division Office - Proper	238,397,000	21,656,000	260,053,000
Pampanga National High School	224,897,000	12,995,000	237,892,000
Sindalan National High School	48,249,000	3,005,000	51,254,000

Division of San Jose City	194,822,000	17,257,000	212,079,000

Division Office - Proper	81,928,000	8,935,000	90,863,000
San Jose City National High School (formerly Constancio Padilla National High School)	112,894,000	8,322,000	121,216,000

Division of San Jose del Monte City	749,054,000	59,091,000	808,145,000

Division Office - Proper	246,391,000	23,769,000	270,160,000
Graceville National High School	20,587,000	1,955,000	22,542,000
Minuyan National High School	27,076,000	2,130,000	29,206,000
Muzon High School	65,797,000	3,948,000	69,745,000
Paradise Farm National High School	53,946,000	3,625,000	57,571,000
San Jose del Monte National High School	72,314,000	5,027,000	77,341,000
San Jose del Monte National Trade School	61,195,000	4,360,000	65,555,000
San Martin National School (San Martin High School)	31,624,000	2,215,000	33,839,000
Sapang Palay National High School	131,053,000	9,150,000	140,203,000
Towerville High School	39,071,000	2,912,000	41,983,000

264	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Division of Tarlac	1,699,990,000	132,669,000	1,832,659,000

Division Office - Proper	421,742,000	47,954,000	469,696,000
Anao National High School	19,461,000	1,700,000	21,161,000
Aringin National High School	13,399,000	1,036,000	14,435,000
Balaoang National High School	27,390,000	1,519,000	28,909,000
Benigno S. Aquino National High School	142,305,000	8,570,000	150,875,000
Bilad High School (resettlement school)	27,742,000	2,198,000	29,940,000
Caluluan National High School	34,562,000	2,209,000	36,771,000
Camiling School of Home Industries	20,243,000	1,120,000	21,363,000
Corazon C. Aquino High School	53,132,000	4,026,000	57,158,000
Dapdap High School (resettlement school)	53,181,000	3,737,000	56,918,000
Eduardo Cojuangco National Vocational High School (Tarlac National Vocational High School)	39,348,000	2,719,000	42,067,000
Estipona National High School	23,720,000	1,710,000	25,430,000
Guevarra National High School	29,992,000	2,051,000	32,043,000
La Paz National High School	39,322,000	2,846,000	42,168,000
Lawy National High School	14,177,000	1,032,000	15,209,000
Mababanaba National High School	23,240,000	1,704,000	24,944,000
Marawi National High School	17,679,000	1,375,000	19,054,000
Moncada National High School	33,802,000	2,440,000	36,242,000
Nambalan National High School	13,870,000	998,000	14,868,000
O’Donnel High School (resettlement school)	64,467,000	3,960,000	68,427,000
O’Donnel National High School	29,663,000	1,803,000	31,466,000
Padapada National High School	35,634,000	2,164,000	37,798,000
Ramos National High School	29,875,000	2,747,000	32,622,000
San Felipe National High School	21,730,000	1,811,000	23,541,000
San Julian-Sta. Maria National High School	14,215,000	876,000	15,091,000
San Pedro National High School	22,887,000	1,368,000	24,255,000
San Roque National High School	60,210,000	3,981,000	64,191,000
Sto. Domingo National High School (Capas High School)	96,691,000	5,942,000	102,633,000
Tagumbao National High School	16,605,000	1,332,000	17,937,000
Tarlac National High School	173,228,000	9,567,000	182,795,000
Victoria National High School	70,119,000	4,929,000	75,048,000
Villa Aglipay National High School	16,359,000	1,245,000	17,604,000

Division of Tarlac City	327,239,000	25,033,000	352,272,000

Division Office - Proper	148,373,000	13,466,000	161,839,000
Alvindia-Aguso National High School	17,049,000	1,364,000	18,413,000
Amucao National High School	19,020,000	1,421,000	20,441,000
Central Azucarera De Tarlac National High School	36,185,000	2,159,000	38,344,000
Maliwalo National High School	66,047,000	3,819,000	69,866,000
San Manuel National High School	40,565,000	2,804,000	43,369,000

Division of Zambales	1,025,286,000	85,879,000	1,111,165,000

Division Office - Proper	223,737,000	33,970,000	257,707,000
Amungan National High School	17,843,000	1,356,000	19,199,000
Bani National High School	19,301,000	959,000	20,260,000
Botolan National High School	40,069,000	1,992,000	42,061,000
Cabangan National High School	26,891,000	2,243,000	29,134,000
Candelaria School of Fisheries	25,777,000	1,218,000	26,995,000
Castillejos National High School	61,483,000	4,268,000	65,751,000
Gov. Manuel D. Barretto National High School	19,114,000	1,405,000	20,519,000
Guisguis National High School	15,632,000	1,111,000	16,743,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	265
DEPARTMENT OF EDUCATION

Jesus F. Magsaysay High School (San Agustin National High School)	9,478,000	814,000	10,292,000
Jesus F. Magsaysay High School (Zambales NHS Annex)	15,048,000	936,000	15,984,000
Jesus F. Magsaysay Tech. Voc. HS - Jesus F. Magsaysay High School	11,205,000	995,000	12,200,000
La Paz National High School	18,950,000	1,852,000	20,802,000
Lawis National High School	12,738,000	1,004,000	13,742,000
Lipay High School	17,045,000	1,412,000	18,457,000
Locloc National High School	14,763,000	1,270,000	16,033,000
Mena Memorial National High School (Bolitoc National High School)	13,337,000	833,000	14,170,000
New Taugtog National High School	14,236,000	985,000	15,221,000
Pamibian Integrated School	18,435,000	1,556,000	19,991,000
Panan National High School	27,758,000	1,204,000	28,962,000
Rofulo M. Landa Memorial High School (Salaza National High School)	23,941,000	1,863,000	25,804,000
San Agustin High School	12,520,000	1,170,000	13,690,000
San Antonio National High School	19,833,000	1,749,000	21,582,000
San Guillermo National High School	34,234,000	2,091,000	36,325,000
San Miguel National High School	16,285,000	1,224,000	17,509,000
San Rafael Technical Vocational High School (Maloma National High School - San Rafael High School)	13,692,000	1,232,000	14,924,000
Sta. Cruz National High School	40,344,000	1,581,000	41,925,000
Sta. Cruz South High School	12,559,000	862,000	13,421,000
Subic National High School	116,017,000	6,102,000	122,119,000
Taltal National High School	32,191,000	1,858,000	34,049,000
Zambales National High School	80,830,000	4,764,000	85,594,000

Region IVA - CALABARZON	18,959,048,000	1,465,873,000	20,424,921,000

Division of Antipolo City	1,078,463,000	71,685,000	1,150,148,000

Division Office - Proper	189,997,000	15,632,000	205,629,000
Antipolo National High School	220,211,000	13,985,000	234,196,000
Bagong Nayon II National High School	107,290,000	6,271,000	113,561,000
Cupang National High School	47,106,000	2,988,000	50,094,000
Mambugan National High School	85,481,000	5,456,000	90,937,000
Marcelino M. Santos National High School	31,266,000	2,114,000	33,380,000
Maximo L. Gatlabayan Memorial National High School	51,597,000	3,067,000	54,664,000
Mayamot National High School	76,461,000	5,118,000	81,579,000
San Isidro National High School	60,307,000	3,835,000	64,142,000
San Jose National High School	133,062,000	8,394,000	141,456,000
San Roque National High School	75,685,000	4,825,000	80,510,000

Division of Bacoor City	488,116,000	34,280,000	522,396,000

Division Office - Proper	121,488,000	17,275,000	138,763,000
Bacoor National High School - Main	275,878,000	12,221,000	288,099,000
Eastern Bacoor National High School	90,750,000	4,784,000	95,534,000

Division of Batangas	2,404,658,000	188,678,000	2,593,336,000

Division Office - Proper	639,324,000	66,328,000	705,652,000
Alalum National High School	11,248,000	884,000	12,132,000
Alitagtag National High School	23,918,000	2,224,000	26,142,000

266	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Anselmo A. Sandoval Memorial National High School	43,653,000	3,080,000	46,733,000
Balas Buco Sta. Maria National High School	19,884,000	1,515,000	21,399,000
Balayan National High School	98,147,000	6,285,000	104,432,000
Balete National High School	24,959,000	2,143,000	27,102,000
Banilad National High School	19,291,000	1,328,000	20,619,000
Banoyo National High School	15,226,000	1,434,000	16,660,000
Bauan National Agricultural and Vocational High School	19,197,000	1,100,000	20,297,000
Bauan Technical Integrated High School	86,071,000	5,879,000	91,950,000
Baybayin National High School	23,765,000	1,662,000	25,427,000
Bayorbor National High School	23,310,000	2,008,000	25,318,000
Bilaran National High School	31,566,000	2,015,000	33,581,000
Buhaynasapa Integrated National High School	22,809,000	1,789,000	24,598,000
Calatagan National High School	39,992,000	3,085,000	43,077,000
Calubcob I National High School	19,332,000	1,302,000	20,634,000
Coral na Munti National High School	16,411,000	1,629,000	18,040,000
Dacanlao G. Agoncillo National High School	74,943,000	4,553,000	79,496,000
Dagatan Integrated National High School	30,300,000	2,205,000	32,505,000
Don Leon Mercado, Sr. Memorial National High School	18,290,000	1,393,000	19,683,000
Dr. Crisogono B. Ermita, Sr. Memorial National High School	63,741,000	3,942,000	67,683,000
Dr. Juan A. Pastor Integrated National High School	70,397,000	4,223,000	74,620,000
Fermin La Rosa National High School	24,729,000	2,059,000	26,788,000
Governor F. Leviste Memorial National High School	128,913,000	7,512,000	136,425,000
Jose Lopez Manzano National High School	25,959,000	2,098,000	28,057,000
Laiya Integrated National High School	20,878,000	1,865,000	22,743,000
Lian National High School	36,064,000	2,767,000	38,831,000
Looc National High School	21,891,000	1,484,000	23,375,000
Lucsuhin National High School	50,832,000	3,360,000	54,192,000
Lumbangan National High School	22,225,000	1,384,000	23,609,000
Maabud National High School	18,890,000	1,596,000	20,486,000
Malvar School of Arts and Trade	45,200,000	3,022,000	48,222,000
Masaguisit Banalo National High School	23,876,000	1,815,000	25,691,000
Mataas na Kahoy National High School	23,745,000	1,881,000	25,626,000
Padre Garcia Integrated National High School	36,531,000	2,935,000	39,466,000
Palahanan Integrated National High School	25,197,000	1,670,000	26,867,000
Pansol Integrated National High School	32,822,000	2,419,000	35,241,000
Payapa National High School	41,281,000	2,569,000	43,850,000
Pedro Paterno National High School	25,781,000	1,845,000	27,626,000
Rosario Integrated National High School	19,111,000	1,256,000	20,367,000
San Pascual National High School	50,393,000	2,750,000	53,143,000
Sico 1.0 Integrated National High School	17,056,000	1,402,000	18,458,000
Sta. Monica National High School	13,416,000	1,216,000	14,632,000
Sta. Teresita National High School	24,525,000	2,122,000	26,647,000
Taal National High School	56,985,000	4,219,000	61,204,000
Tala National High School	12,474,000	922,000	13,396,000
Taysan National High School	48,590,000	3,006,000	51,596,000
Tingloy National High School	19,590,000	1,785,000	21,375,000
Tipas Integrated National High School	30,191,000	1,807,000	31,998,000
Wenceslao Trinidad Memorial National High School	71,739,000	3,906,000	75,645,000

Division of Batangas City	457,565,000	31,515,000	489,080,000

Division Office - Proper	92,228,000	8,558,000	100,786,000
Balete Integrated School	18,320,000	1,361,000	19,681,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	267
DEPARTMENT OF EDUCATION

Banaba West Integrated School	16,309,000	1,095,000	17,404,000
Batangas City Integrated High School	188,201,000	10,033,000	198,234,000
Libjo National High School	29,576,000	2,280,000	31,856,000
Natalia V. Ramos Memorial Integrated School	22,618,000	1,691,000	24,309,000
Paharang Integrated School	19,186,000	1,451,000	20,637,000
Pedro S. Tolentino Memorial Integrated School	17,946,000	1,275,000	19,221,000
Pinamukan Integrated School	17,906,000	1,286,000	19,192,000
Sto. Niño National High School	19,159,000	1,354,000	20,513,000
Tabangao Integrated School	16,116,000	1,131,000	17,247,000

Division of Biñan City	360,132,000	27,654,000	387,786,000

Division Office - Proper	171,000	5,856,000	6,027,000
Biñan National High School - Main	103,449,000	5,393,000	108,842,000
Biñan Secondary School of Applied Academics	94,041,000	4,942,000	98,983,000
Jacobo Z. Gonzales Memorial National High School	115,710,000	7,643,000	123,353,000
Nereo R. Joaquin National High School	21,915,000	1,859,000	23,774,000
St. Francis National High School	24,846,000	1,961,000	26,807,000

Division of Cabuyao City	369,939,000	26,748,000	396,687,000

Division Office - Proper	10,815,000	1,882,000	12,697,000
Bigaa Integrated National High School	27,426,000	1,811,000	29,237,000
Cabuyao Integrated National High School	99,188,000	6,835,000	106,023,000
Gulod National High School	85,742,000	6,460,000	92,202,000
Pulo National High School	88,267,000	6,034,000	94,301,000
Southville I Integrated National High School	58,501,000	3,726,000	62,227,000

Division of Calamba City	558,851,000	40,572,000	599,423,000

Division Office - Proper	87,774,000	8,749,000	96,523,000
Calamba Bayside Integrated School	53,925,000	3,512,000	57,437,000
Calamba Integrated School	55,858,000	3,055,000	58,913,000
Camp Vicente Lim Integrated School	59,922,000	4,086,000	64,008,000
Castor Alviar National High School	25,465,000	1,811,000	27,276,000
Eduardo Barreto, Sr. National High School	44,276,000	3,058,000	47,334,000
Kapayapaan Integrated School	45,613,000	2,961,000	48,574,000
Lecheria Integrated School	30,194,000	2,180,000	32,374,000
Looc Integrated School	36,408,000	2,572,000	38,980,000
Makiling Integrated School	39,878,000	2,810,000	42,688,000
Palo Alto Integrated School	35,017,000	2,651,000	37,668,000
Punta Integrated School	44,521,000	3,127,000	47,648,000

Division of Cavite	2,245,507,000	174,122,000	2,419,629,000

Division Office - Proper	152,352,000	27,148,000	179,500,000
Alfonso Integrated High School	28,713,000	1,994,000	30,707,000
Amadeo National High School	50,922,000	3,912,000	54,834,000
Amaya School of Home Industries	89,300,000	6,580,000	95,880,000
Bagbag National High School (Ligtong National High School)	51,686,000	3,455,000	55,141,000
Bendita National High School	15,040,000	1,309,000	16,349,000
Binakayan National High School	31,495,000	1,957,000	33,452,000
Bucal National Integrated School	54,699,000	3,576,000	58,275,000
Bulihan Integrated National High School	118,696,000	7,445,000	126,141,000
Carmona National High School	111,598,000	7,781,000	119,379,000
Cavite Science Integrated School	19,665,000	3,143,000	22,808,000
Constancio E. Aure, Sr. National High School	23,732,000	1,632,000	25,364,000

268	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Emiliano Tria Tirona Memorial National Integrated High School	85,094,000	5,517,000	90,611,000
Francisco Osorio Integrated Senior High School	21,419,000	1,959,000	23,378,000
Francisco P. Tolentino Integrated High School	25,032,000	1,921,000	26,953,000
Gen. Emilio Aguinaldo - Bailen Integrated School	23,571,000	2,318,000	25,889,000
Gen. Mariano Alvarez Technical High School	170,737,000	9,982,000	180,719,000
Gen. Vito Belarmino Integrated National High School	34,775,000	2,379,000	37,154,000
Kaong National High School	26,329,000	1,920,000	28,249,000
Kaytitinga Integrated School	17,701,000	1,371,000	19,072,000
Lucsuhin Integrated School	23,888,000	1,718,000	25,606,000
Luis Aguado National High School	43,087,000	3,461,000	46,548,000
Lumampong Integrated National High School	64,878,000	2,076,000	66,954,000
Lumil Integrated National High School	21,551,000	1,533,000	23,084,000
Malabag National High School	21,458,000	1,622,000	23,080,000
Maragondon National High School	30,528,000	2,135,000	32,663,000
Munting Ilog Integrated National High School	31,010,000	2,532,000	33,542,000
Naic Coastal Integrated National High School	52,865,000	2,387,000	55,252,000
Naic Integrated National High School	48,564,000	4,060,000	52,624,000
Noveleta National High School	33,185,000	2,979,000	36,164,000
Rosario National High School (formerly A. Abadilla National High School)	72,658,000	4,849,000	77,507,000
San Jose Community High School	44,201,000	2,865,000	47,066,000
Tagaytay City National High School - Integrated Senior High School	58,308,000	3,781,000	62,089,000
Tagaytay City Science National High School - Integrated Senior High School	69,460,000	5,002,000	74,462,000
Tanza National Comprehensive High School	129,624,000	8,745,000	138,369,000
Tanza National Trade School	123,386,000	9,319,000	132,705,000
Ternate Integrated National High School	23,528,000	1,738,000	25,266,000
Ternate West National High School	14,267,000	1,571,000	15,838,000
Trece Martirez City National High School	186,505,000	14,450,000	200,955,000

Division of Cavite City	161,654,000	11,135,000	172,789,000

Cavite National High School	139,097,000	9,069,000	148,166,000
Sangley Point National High School	22,557,000	2,066,000	24,623,000

Division of Dasmariñas City	857,743,000	53,502,000	911,245,000

Division Office - Proper	175,638,000	13,808,000	189,446,000
Congressional Integrated High School	79,057,000	4,916,000	83,973,000
Dasmariñas East Integrated High School	86,284,000	5,240,000	91,524,000
Dasmariñas Integrated High School	181,112,000	9,868,000	190,980,000
Dasmariñas North National High School	94,874,000	5,681,000	100,555,000
Dasmariñas West National High School	67,711,000	4,221,000	71,932,000
New Era National High School	42,091,000	2,456,000	44,547,000
Pag-asa National High School	40,132,000	2,200,000	42,332,000
Paliparan National High School	90,844,000	5,112,000	95,956,000

Division of General Trias City	338,984,000	27,169,000	366,153,000

Division Office - Proper	131,912,000	12,341,000	144,253,000
Gov. Ferrer Memorial Integrated National High School	138,086,000	9,525,000	147,611,000
Santiago Integrated National High School	37,054,000	3,162,000	40,216,000
Tropical Village National High School	31,932,000	2,141,000	34,073,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	269
DEPARTMENT OF EDUCATION

Division of Imus City	479,922,000	42,147,000	522,069,000

Division Office - Proper	66,330,000	12,118,000	78,448,000
Gen. E. Aguinaldo National High School (Imus)	204,487,000	14,610,000	219,097,000
Imus National High School	209,105,000	15,419,000	224,524,000

Division of Laguna	1,388,650,000	116,061,000	1,504,711,000

Division Office - Proper	260,751,000	37,352,000	298,103,000
Alaminos Integrated National High School	35,915,000	2,365,000	38,280,000
Balian National High School	31,921,000	2,718,000	34,639,000
Calumpang National High School	33,863,000	2,012,000	35,875,000
Cristobal S. Conducto Memorial Integrated National High School	26,514,000	2,633,000	29,147,000
Dayap National High School	91,862,000	4,807,000	96,669,000
Don Manuel Rivera Memorial Integrated National High School	29,336,000	2,730,000	32,066,000
Famy National Integrated High School	39,160,000	3,072,000	42,232,000
Kabulusan Integrated National High School	24,065,000	2,226,000	26,291,000
Liliw National High School	35,329,000	2,680,000	38,009,000
Linga National High School, Pila	27,452,000	2,082,000	29,534,000
Los Baños National High School, Batong Malaki	105,989,000	5,359,000	111,348,000
Los Baños National High School, Poblacion	46,849,000	2,400,000	49,249,000
Lumban National High School	29,194,000	2,373,000	31,567,000
Lumot National High School	12,725,000	890,000	13,615,000
Mabitac Integrated National High School	12,578,000	1,317,000	13,895,000
Masaya Integrated National High School	20,934,000	1,577,000	22,511,000
Nicolas L. Galvez Memorial Integrated National High School	34,227,000	3,038,000	37,265,000
Pagsanjan Integrated Senior High School	33,580,000	2,581,000	36,161,000
Pedro Guevarra National High School	176,459,000	11,404,000	187,863,000
Plaridel Integrated High School	34,268,000	2,385,000	36,653,000
Poten & Eliseo M. Quesada Memorial National High School	33,930,000	2,524,000	36,454,000
San Francisco Integrated National High School	17,704,000	1,213,000	18,917,000
San Juan National High School, Kalayaan	29,689,000	1,634,000	31,323,000
Siniloan Integrated National High School	53,187,000	3,877,000	57,064,000
Sta. Catalina Integrated National High School	30,689,000	2,419,000	33,108,000
Sta. Maria Integrated High School	42,846,000	3,292,000	46,138,000
Talangan Integrated National High School	22,135,000	1,731,000	23,866,000
Unson National High School	15,499,000	1,370,000	16,869,000

Division of Lipa City	462,364,000	44,400,000	506,764,000

Division Office - Proper	48,591,000	18,677,000	67,268,000
Bolbok Integrated National High School	27,406,000	2,159,000	29,565,000
Bugtongnapulo Integrated National High School	12,645,000	979,000	13,624,000
Bulacnin Integrated National High School	28,044,000	1,885,000	29,929,000
Fernando Air Base Integrated National High School	47,028,000	2,723,000	49,751,000
Inosluban-Marawoy Integrated National High School	67,257,000	3,778,000	71,035,000
Lipa City National High School	95,002,000	4,512,000	99,514,000
Lodlod Integrated National High School	23,079,000	1,463,000	24,542,000
Lumbang Integrated National High School	19,290,000	1,375,000	20,665,000
Pinagkawitan Integrated National High School	34,910,000	2,239,000	37,149,000
Pinagtongulan Integrated National High School	20,893,000	1,874,000	22,767,000
San Celestino Integrated National High School	18,856,000	1,360,000	20,216,000
San Isidro Integrated National High School	19,363,000	1,376,000	20,739,000

270	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Division of Lucena City	226,025,000	19,783,000	245,808,000

Division Office - Proper	7,643,000	3,968,000	11,611,000
Cotta National High School	29,343,000	2,840,000	32,183,000
Gulang-Gulang National High School	48,415,000	3,709,000	52,124,000
Lucena City National High School	91,044,000	5,705,000	96,749,000
Lucena Dalahican National High School	49,580,000	3,561,000	53,141,000

Division of Quezon	2,850,089,000	239,486,000	3,089,575,000

Division Office - Proper	897,543,000	103,026,000	1,000,569,000
Abuyon National High School	23,307,000	1,550,000	24,857,000
Alabat Island National High School	41,450,000	2,855,000	44,305,000
Amontay National High School	15,644,000	1,456,000	17,100,000
Atimonan National Comprehensive High School	49,964,000	3,103,000	53,067,000
Binulasan Integrated School	22,765,000	1,737,000	24,502,000
Bondoc Peninsula Agricultural High School	34,758,000	2,289,000	37,047,000
Buenavista National High School	31,870,000	2,646,000	34,516,000
Bukal Sur National High School	23,181,000	1,707,000	24,888,000
Burdeos National High School	28,347,000	2,352,000	30,699,000
Cabay National High School	11,870,000	819,000	12,689,000
Calauag National High School	37,264,000	2,622,000	39,886,000
Canda National High School	26,255,000	1,824,000	28,079,000
Concepcion National High School	14,281,000	1,505,000	15,786,000
Dagatan National High School	25,294,000	1,940,000	27,234,000
Dolores Macasaet National High School	28,293,000	2,196,000	30,489,000
Dr. Maria D. Pastrana National High School	58,637,000	3,954,000	62,591,000
Dr. Panfilo Castro National High School	35,995,000	2,296,000	38,291,000
Elias A. Salvador National High School	19,474,000	1,894,000	21,368,000
Godofredo M. Tan Integrated School of Arts and Trades	32,066,000	2,723,000	34,789,000
Guinayangan National High School	32,367,000	2,609,000	34,976,000
Gumaca National High School	80,061,000	4,876,000	84,937,000
Hondagua National High School	19,093,000	1,342,000	20,435,000
Infanta National High School	68,492,000	4,691,000	73,183,000
Lamon Bay School of Fisheries	16,337,000	883,000	17,220,000
Libo National High School	14,801,000	1,122,000	15,923,000
Lopez National Comprehensive High School	65,425,000	4,353,000	69,778,000
Lusacan National High School	38,939,000	2,225,000	41,164,000
Lutucan Integrated National High School	89,661,000	5,655,000	95,316,000
Magallanes National High School	16,303,000	1,117,000	17,420,000
Malinao Ilaya Integrated National High School	12,375,000	854,000	13,229,000
Manuel S. Enverga Memorial School of Arts and Trades	35,654,000	2,112,000	37,766,000
Marcial B. Villanueva National High School	26,629,000	2,029,000	28,658,000
Olongtao National High School	22,904,000	2,329,000	25,233,000
Paaralang Sekundarya ng Heneral Nakar	29,328,000	1,826,000	31,154,000
Paaralang Sekundarya ng Lucban Integrated School	51,829,000	3,215,000	55,044,000
Pagbilao Grande Island National High School	16,330,000	1,262,000	17,592,000
Pagbilao National High School	25,437,000	1,921,000	27,358,000
Pagsangahan National High School	12,130,000	1,062,000	13,192,000
Paiisa National High School	19,277,000	1,362,000	20,639,000
Patnanungan National High School	19,852,000	1,678,000	21,530,000
Perez National High School	17,558,000	1,783,000	19,341,000
Polillo National High School	32,794,000	2,361,000	35,155,000
Quezon National High School	189,505,000	11,257,000	200,762,000
Recto Memorial National High School	81,395,000	5,125,000	86,520,000
San Andres National High School	49,388,000	4,082,000	53,470,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	271
DEPARTMENT OF EDUCATION

San Antonio National High School	27,762,000	2,103,000	29,865,000
San Isidro National High School, Catanauan	22,114,000	1,628,000	23,742,000
San Isidro National High School, General Luna	24,793,000	2,012,000	26,805,000
Silangang Malicboy National High School	17,272,000	1,235,000	18,507,000
Sta. Catalina National High School	43,598,000	2,829,000	46,427,000
Sto. Domingo National High School	21,793,000	1,595,000	23,388,000
Tagkawayan National High School	26,879,000	1,964,000	28,843,000
Talipan National High School	43,378,000	2,838,000	46,216,000
Tongohin National High School	19,099,000	1,486,000	20,585,000
Ungos Integrated National High School	43,389,000	2,271,000	45,660,000
Unisan Integrated High School	17,890,000	1,900,000	19,790,000

Division of Rizal	2,558,302,000	190,664,000	2,748,966,000

Division Office - Proper	328,292,000	35,713,000	364,005,000
Abuyod National High School	17,713,000	1,712,000	19,425,000
Ampid National High School	35,323,000	2,848,000	38,171,000
Angono National High School	80,318,000	5,357,000	85,675,000
Antonio C. Esguerra Memorial National High School	39,298,000	2,932,000	42,230,000
Bagumbong National High School	14,228,000	1,345,000	15,573,000
Baras National High School	20,336,000	1,837,000	22,173,000
Bayugo National High School	13,608,000	1,416,000	15,024,000
Benjamin B. Esguerra Memorial National High School	42,422,000	2,770,000	45,192,000
Bernardo F. San Juan Memorial National High School	39,865,000	3,397,000	43,262,000
Burgos National High School	57,897,000	4,083,000	61,980,000
Carlos “Botong” Francisco Memorial National High School	43,129,000	2,885,000	46,014,000
Casimiro A. Ynares, Sr. Memorial National High School	64,780,000	4,581,000	69,361,000
Catalino D. Salazar National High School	20,459,000	1,777,000	22,236,000
Don Jose Ynares Memorial National High School	53,561,000	3,631,000	57,192,000
Francisco Felix Memorial National High School	150,280,000	7,094,000	157,374,000
Gov. Isidro S. Rodriguez, Sr. Memorial National High School	26,815,000	1,909,000	28,724,000
Guronasyon Foundation Incorporated National High School	51,332,000	2,947,000	54,279,000
Jala-jala National High School	20,086,000	1,744,000	21,830,000
Janosa National High School	26,757,000	1,794,000	28,551,000
Jose F. Diaz Memorial National High School	22,229,000	1,794,000	24,023,000
Kasiglahan Village High School	113,077,000	7,629,000	120,706,000
Lagundi - CCL National High School	17,286,000	1,308,000	18,594,000
Licerio Geronimo National High School	80,494,000	5,737,000	86,231,000
Mahabang Parang National High School	53,772,000	3,883,000	57,655,000
Malaya National High School	21,888,000	1,705,000	23,593,000
Manggahan National High School	15,472,000	1,198,000	16,670,000
Manuel I. Santos Memorial National High School	96,498,000	6,311,000	102,809,000
Marciana P. Catolos National High School	20,288,000	1,458,000	21,746,000
Margarito Duavit Memorial National High School (Vicente Madrigal - Pilapila Extension)	42,104,000	2,975,000	45,079,000
Montalban Heights (NTA) National High School	27,388,000	2,188,000	29,576,000
Morong National High School	70,199,000	5,165,000	75,364,000
Muzon National High School	41,048,000	2,735,000	43,783,000
Pantay Integrated High School	21,359,000	1,773,000	23,132,000
Pililla National High School	49,285,000	3,421,000	52,706,000
Quisao Integrated National High School	20,120,000	1,455,000	21,575,000

272	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Rizal National Science High School	13,821,000	1,326,000	15,147,000
Sampaloc National High School	40,117,000	2,760,000	42,877,000
San Guillermo National High School	14,609,000	1,195,000	15,804,000
San Isidro National High School	57,656,000	4,832,000	62,488,000
San Jose National High School	66,735,000	4,775,000	71,510,000
San Juan National High School	43,607,000	2,536,000	46,143,000
San Mateo National High School	119,134,000	6,549,000	125,683,000
Silangan National High School	45,107,000	3,543,000	48,650,000
Tagumpay National High School	44,656,000	2,924,000	47,580,000
Tanay National High School	60,426,000	3,921,000	64,347,000
Taytay National High School	49,081,000	3,072,000	52,153,000
Teresa National High School	47,240,000	3,975,000	51,215,000
Vicente Madrigal National High School	80,787,000	5,520,000	86,307,000
Wawa National High School	16,320,000	1,229,000	17,549,000

Division of San Pablo City	376,326,000	25,282,000	401,608,000

Division Office - Proper	47,102,000	3,864,000	50,966,000
Col. Lauro D. Dizon Memorial Integrated High School	86,267,000	4,864,000	91,131,000
Del Remedio National High School	20,876,000	1,358,000	22,234,000
Prudencia D. Fule Memorial National High School	19,859,000	1,414,000	21,273,000
San Bartolome Integrated High School	20,137,000	1,422,000	21,559,000
San Cristobal Integrated High School	11,116,000	987,000	12,103,000
San Jose Integrated High School	40,417,000	2,762,000	43,179,000
San Pablo City Integrated High School	75,504,000	4,540,000	80,044,000
San Vicente Integrated High School	24,519,000	1,808,000	26,327,000
Santisimo Rosario Integrated High School	16,693,000	1,159,000	17,852,000
Sto. Angel National High School (San Pablo City National High School - Sto. Angel Annex)	13,836,000	1,104,000	14,940,000

Division of San Pedro City	326,934,000	25,120,000	352,054,000

Division Office - Proper	4,641,000	6,652,000	11,293,000
Pacita Complex National High School	75,541,000	5,645,000	81,186,000
Sampaguita Village National High School	114,830,000	5,620,000	120,450,000
San Pedro Relocation Center National High School - Main Campus	131,922,000	7,203,000	139,125,000

Division of Sta. Rosa City	355,119,000	26,645,000	381,764,000

Division Office - Proper	9,513,000	5,286,000	14,799,000
Aplaya National High School	72,221,000	2,705,000	74,926,000
Balibago National High School	106,881,000	6,882,000	113,763,000
Don Jose National High School	23,520,000	1,826,000	25,346,000
Pulong Sta. Cruz National High School	38,032,000	2,678,000	40,710,000
Southville IV National High School	55,109,000	3,576,000	58,685,000
Sta. Rosa Science and Technology High School	24,305,000	1,726,000	26,031,000
Sto. Domingo National High School	25,538,000	1,966,000	27,504,000

Division of Sto. Tomas City	174,767,000	12,509,000	187,276,000

San Jose National High School	21,707,000	1,680,000	23,387,000
San Pedro National High School	81,586,000	5,766,000	87,352,000
Sta. Anastacia - San Rafael National High School	51,619,000	3,539,000	55,158,000
Sta. Clara Integrated National High School	19,855,000	1,524,000	21,379,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	273
DEPARTMENT OF EDUCATION

Division of Tanauan City	295,454,000	23,113,000	318,567,000

Division Office - Proper	58,613,000	6,093,000	64,706,000
Bernardo Lirio National High School	43,877,000	3,546,000	47,423,000
Boot National High School	17,233,000	1,272,000	18,505,000
Luyos National High School	17,244,000	1,316,000	18,560,000
Natatas National High School	14,122,000	1,087,000	15,209,000
Pantay Integrated High School	13,068,000	1,096,000	14,164,000
Tanauan City Integrated High School	62,509,000	4,484,000	66,993,000
Tanauan School of Fisheries	42,795,000	2,245,000	45,040,000
Tinurik National High School	25,993,000	1,974,000	27,967,000

Division of Tayabas City	143,484,000	13,603,000	157,087,000

Division Office - Proper	21,328,000	3,714,000	25,042,000
Luis Palad Integrated High School	122,156,000	9,889,000	132,045,000

Region IVB - MIMAROPA	5,873,034,000	479,489,000	6,352,523,000

Division of Calapan City	264,372,000	18,801,000	283,173,000

Division Office - Proper	46,840,000	4,406,000	51,246,000
Canubing I National High School	25,789,000	1,888,000	27,677,000
Community Vocational High School	24,768,000	1,869,000	26,637,000
Managpi National High School	20,471,000	1,373,000	21,844,000
Oriental Mindoro National High School	126,273,000	7,893,000	134,166,000
Pedro V. Panaligan Memorial National High School (Jose J. Leido, Jr. Memorial NHS - Comunal Annex)	20,231,000	1,372,000	21,603,000

Division of Marinduque	452,584,000	39,158,000	491,742,000

Division Office - Proper	233,959,000	24,066,000	258,025,000
Bangbang National High School	23,849,000	1,948,000	25,797,000
Bognuyan National High School	23,728,000	2,124,000	25,852,000
Buenavista National High School	28,321,000	2,196,000	30,517,000
Landy National High School	18,635,000	1,256,000	19,891,000
Makapuyat National High School	18,885,000	1,314,000	20,199,000
Marinduque National High School	89,563,000	4,912,000	94,475,000
Tigwi National High School	15,644,000	1,342,000	16,986,000

Division of Occidental Mindoro	978,321,000	71,145,000	1,049,466,000

Division Office - Proper	235,561,000	27,789,000	263,350,000
Abra de Ilog National High School	27,472,000	1,888,000	29,360,000
Calintaan National High School	28,651,000	1,841,000	30,492,000
Central National High School (San Jose National High School Annex)	32,247,000	2,094,000	34,341,000
Iling National High School	24,218,000	1,318,000	25,536,000
Ligaya National High School	24,142,000	1,401,000	25,543,000
Looc National School of Fisheries	11,960,000	875,000	12,835,000
Lubang Integrated School	15,687,000	1,319,000	17,006,000
Lubang Vocational High School	20,113,000	1,117,000	21,230,000
Magsaysay National High School	70,355,000	4,205,000	74,560,000
Occidental Mindoro National High School	91,716,000	5,777,000	97,493,000
Paluan National High School	23,891,000	1,709,000	25,600,000
Pedro T. Mendiola, Sr. Memorial National High School (Mina de Oro National High School)	60,230,000	2,779,000	63,009,000

274	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Rizal National High School	46,958,000	2,987,000	49,945,000
Sablayan National Comprehensive High School	83,503,000	4,039,000	87,542,000
San Jose National Agricultural and Industrial High School	42,683,000	2,306,000	44,989,000
San Jose National High School	70,991,000	3,891,000	74,882,000
San Vicente National High School	17,674,000	1,139,000	18,813,000
Sta. Cruz National High School	50,269,000	2,671,000	52,940,000

Division of Oriental Mindoro	1,268,435,000	100,995,000	1,369,430,000

Division Office - Proper	298,595,000	41,706,000	340,301,000
Alcadesma National High School	23,856,000	1,476,000	25,332,000
Aurelio Arago Memorial National High School	62,746,000	2,602,000	65,348,000
Aurora National High School	19,707,000	1,333,000	21,040,000
Baco National High School	59,518,000	3,179,000	62,697,000
Balugo National High School	21,441,000	1,344,000	22,785,000
Bansud National High School (Regional Science High School for MIMAROPA)	16,297,000	2,344,000	18,641,000
Bulalacao National High School	36,586,000	2,296,000	38,882,000
Bulbugan National High School	25,498,000	1,587,000	27,085,000
Dangay National High School	28,808,000	1,822,000	30,630,000
Dayhagan National High School	18,405,000	1,160,000	19,565,000
Domingo Yu Chu National High School	38,836,000	2,475,000	41,311,000
Doroteo S. Mendoza, Sr. National High School	19,700,000	1,325,000	21,025,000
Fe del Mundo National High School	42,441,000	2,522,000	44,963,000
Inarawan National High School	14,928,000	1,254,000	16,182,000
Kaligtasan National High School	15,956,000	899,000	16,855,000
Labasan National High School (Bongabong SOF)	14,449,000	780,000	15,229,000
Leuteboro National High School	51,524,000	3,625,000	55,149,000
Marcelo Cabrera Vocational High School	29,554,000	1,754,000	31,308,000
Masaguisi National High School	16,678,000	1,083,000	17,761,000
Melgar National High School	14,451,000	895,000	15,346,000
Nabuslot National High School	53,319,000	2,604,000	55,923,000
Naujan Municipal High School	25,272,000	1,512,000	26,784,000
Pag-asa National High School	21,820,000	1,533,000	23,353,000
Pambisan National High School	16,725,000	987,000	17,712,000
Pili National High School	21,306,000	1,231,000	22,537,000
Porfirio Comia Memorial High School (Barcenaga National High School)	36,877,000	2,126,000	39,003,000
President Diosdado Macapagal Memorial National High School	33,019,000	2,353,000	35,372,000
Puerto Galera National High School	52,397,000	2,195,000	54,592,000
Quinabigan National High School	20,971,000	1,228,000	22,199,000
San Agustin National High School	30,168,000	1,456,000	31,624,000
San Mariano National High School	26,311,000	2,144,000	28,455,000
San Teodoro National High School	25,024,000	1,758,000	26,782,000
Vicente B. Ylagan National High School	16,249,000	1,042,000	17,291,000
Villa Pag-asa National High School	19,003,000	1,365,000	20,368,000

Division of Palawan	1,740,918,000	154,834,000	1,895,752,000

Division Office - Proper	950,963,000	103,375,000	1,054,338,000
Abongan National High School	15,005,000	1,025,000	16,030,000
Aborlan National High School	18,606,000	1,306,000	19,912,000
Araceli National High School	14,915,000	1,377,000	16,292,000
Aramaywan National High School	17,425,000	1,235,000	18,660,000
Balabac National High School	23,015,000	1,237,000	24,252,000
Bataraza National High School	33,459,000	2,458,000	35,917,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	275
DEPARTMENT OF EDUCATION

Brooke’s Point National High School	42,138,000	2,895,000	45,033,000
Central Taytay National High School	38,178,000	2,755,000	40,933,000
Coron School of Fisheries	54,245,000	3,292,000	57,537,000
Culion National High School (Culion Sanitarium Special School)	28,428,000	1,611,000	30,039,000
Cuyo High School	12,183,000	1,245,000	13,428,000
El Nido National High School	27,138,000	1,749,000	28,887,000
Gaudencio Abordo Memorial National High School	29,307,000	1,239,000	30,546,000
Governor Alfredo Abueg, Sr. National Technology and Vocational Memorial High School	19,094,000	1,220,000	20,314,000
Jose P. Rizal National High School	28,609,000	1,750,000	30,359,000
Magara School for Philippine Craftsmen	19,235,000	1,334,000	20,569,000
Narra National High School	52,714,000	3,257,000	55,971,000
Panacan National High School	15,123,000	1,172,000	16,295,000
Plaridel National High School	17,970,000	1,141,000	19,111,000
Princesa Urduja National High School	23,648,000	1,787,000	25,435,000
Pulot National High School	35,691,000	2,493,000	38,184,000
Quezon National High School	54,802,000	2,963,000	57,765,000
Rio Tuba National High School	32,973,000	2,485,000	35,458,000
Roxas National Comprehensive High School	69,778,000	3,683,000	73,461,000
Salvacion National High School	24,326,000	1,714,000	26,040,000
San Vicente National High School	25,299,000	1,729,000	27,028,000
Sta. Teresita National High School	16,651,000	1,307,000	17,958,000

Division of Puerto Princesa City	470,133,000	34,380,000	504,513,000

Division Office - Proper	137,237,000	15,256,000	152,493,000
Irawan National High School	14,225,000	949,000	15,174,000
Mangingisda National High School	15,756,000	1,222,000	16,978,000
Palawan National School	140,219,000	8,735,000	148,954,000
San Jose National High School	50,138,000	3,215,000	53,353,000
San Miguel National High School	53,126,000	2,633,000	55,759,000
Sicsican National High School	59,432,000	2,370,000	61,802,000

Division of Romblon	698,271,000	60,176,000	758,447,000

Division Office - Proper	183,458,000	23,907,000	207,365,000
Agnipa National High School	17,729,000	1,158,000	18,887,000
Alcantara National High School	27,367,000	2,063,000	29,430,000
Banton National High School	14,123,000	1,072,000	15,195,000
Cajidiocan National High School	30,743,000	2,427,000	33,170,000
Calatrava National High School	19,992,000	1,838,000	21,830,000
Concepcion National High School	12,999,000	840,000	13,839,000
Corcuera National High School	13,910,000	1,043,000	14,953,000
Don Carlos M. Mejias Memorial High School	27,326,000	2,019,000	29,345,000
España National High School	16,921,000	1,278,000	18,199,000
Esteban Madrona National High School (Bachawan National High School)	12,968,000	1,126,000	14,094,000
Libertad National High School	13,479,000	887,000	14,366,000
Looc National High School	61,907,000	3,540,000	65,447,000
Mabini National High School	13,521,000	1,206,000	14,727,000
Macario Molina National High School	16,994,000	1,149,000	18,143,000
Magdiwang National High School	36,713,000	2,749,000	39,462,000
Odiongan National High School	47,337,000	2,635,000	49,972,000
Romblon National High School, Romblon	57,709,000	3,402,000	61,111,000
San Andres National High School (RCFF - San Andres)	25,310,000	1,952,000	27,262,000
San Jose Agricultural High School	28,508,000	1,986,000	30,494,000

276	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Sta. Fe National High School (Guinbirayan National High School - Sta. Fe Extension)	19,257,000	1,899,000	21,156,000

Region V - Bicol	11,432,814,000	935,927,000	12,368,741,000

Division of Albay	1,677,094,000	119,092,000	1,796,186,000

Division Office - Proper	443,992,000	39,638,000	483,630,000
Anislag National High School	64,561,000	3,448,000	68,009,000
Balogo High School	16,681,000	1,174,000	17,855,000
Bariw National High School	18,741,000	1,224,000	19,965,000
Bonga National High School	17,966,000	1,177,000	19,143,000
Buga High School, Libon	20,499,000	1,296,000	21,795,000
Cabasan National High School	16,096,000	1,212,000	17,308,000
Cotmon National High School	23,454,000	1,409,000	24,863,000
Daraga National High School	95,308,000	6,195,000	101,503,000
Ilawod High School	29,479,000	1,928,000	31,407,000
Itaran National High School	28,506,000	1,639,000	30,145,000
Jovellar National High School	23,421,000	1,856,000	25,277,000
Kilicao High School	23,827,000	1,155,000	24,982,000
Libon Agro-Industrial High School	32,048,000	2,070,000	34,118,000
Lower Binogsacan National High School	14,251,000	1,000,000	15,251,000
Malabog National High School	44,952,000	2,506,000	47,458,000
Malilipot National High School	16,363,000	1,341,000	17,704,000
Malinao National High School	51,659,000	3,569,000	55,228,000
Malipo National High School	16,083,000	1,203,000	17,286,000
Manito National High School	29,538,000	2,660,000	32,198,000
Maramba National High School	18,400,000	1,172,000	19,572,000
Marcial O. Rañola Memorial High School	111,679,000	6,171,000	117,850,000
Masarawag National High School	17,452,000	1,190,000	18,642,000
Mauraro National High School	22,076,000	1,522,000	23,598,000
Naga National High School	46,632,000	3,218,000	49,850,000
Oas Polytechnic School	33,950,000	2,011,000	35,961,000
Pantao National High School	21,400,000	1,394,000	22,794,000
Pili National High School	17,280,000	1,153,000	18,433,000
Pioduran National High School	24,948,000	1,888,000	26,836,000
Polangui General Comprehensive High School	92,012,000	4,926,000	96,938,000
Ponso National High School	23,703,000	1,500,000	25,203,000
Rapu-rapu National High School	26,541,000	1,986,000	28,527,000
Saban National High School	15,779,000	1,043,000	16,822,000
San Antonio National High School, Malilipot	10,518,000	974,000	11,492,000
San Jose National High School, Malilipot	35,245,000	2,634,000	37,879,000
Sto. Domingo National High School	51,108,000	3,619,000	54,727,000
Tiwi Agro-Industrial School	40,745,000	2,023,000	42,768,000
Villahermosa National High School	14,073,000	1,146,000	15,219,000
Vinisitahan National High School	26,128,000	1,822,000	27,950,000

Division of Camarines Norte	1,091,405,000	90,556,000	1,181,961,000

Division Office - Proper	231,287,000	28,523,000	259,810,000
Alawihao National High School	29,039,000	1,852,000	30,891,000
Bagong Silang I High School	17,076,000	1,332,000	18,408,000
Basud National High School	54,128,000	3,979,000	58,107,000
Batobalani National High School	28,214,000	2,065,000	30,279,000
Camarines Norte High School	52,640,000	3,309,000	55,949,000
D. Q. Liwag National High School	25,929,000	1,964,000	27,893,000
Daguit National High School	15,880,000	1,062,000	16,942,000
Delia Diezmo National High School	16,735,000	1,315,000	18,050,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	277
DEPARTMENT OF EDUCATION

Froilan Lopez High School	17,287,000	1,597,000	18,884,000
Gonzalo Aler National High School	20,171,000	1,674,000	21,845,000
Jose Panganiban National High School	80,009,000	5,151,000	85,160,000
Labo National High School	15,653,000	1,096,000	16,749,000
Labo Science and Technology High School	19,305,000	1,519,000	20,824,000
Larap National High School	20,492,000	1,869,000	22,361,000
Leocadio Alejo Entienza High School, Sta. Elena	16,655,000	1,332,000	17,987,000
Manguisoc National High School	15,826,000	1,346,000	17,172,000
Mercedes High School	18,738,000	1,650,000	20,388,000
Moreno Integrated School	64,223,000	3,854,000	68,077,000
Pablo S. Villafuerte High School, Mercedes	11,658,000	915,000	12,573,000
Paracale National High School	50,169,000	3,679,000	53,848,000
Rizal National High School	27,928,000	1,918,000	29,846,000
San Felipe National High School	22,772,000	1,644,000	24,416,000
San Lorenzo Ruiz National High School (Matacong NHS)	16,740,000	1,671,000	18,411,000
San Roque High School	27,874,000	1,989,000	29,863,000
Tabas National High School	13,471,000	1,494,000	14,965,000
Talobatib High School	14,769,000	1,072,000	15,841,000
Tigbinan National High School	19,304,000	1,351,000	20,655,000
Tulay Na Lupa National High School	35,905,000	2,060,000	37,965,000
Vicente L. Basit Memorial High School	16,553,000	1,097,000	17,650,000
Vinzons Pilot High School	74,975,000	5,177,000	80,152,000

Division of Camarines Sur	3,101,246,000	257,064,000	3,358,310,000

Division Office - Proper	1,233,207,000	126,722,000	1,359,929,000
Agdangan National High School	15,357,000	1,309,000	16,666,000
Antipolo National High School, Minalabac	18,010,000	1,438,000	19,448,000
Baao National High School	50,587,000	3,599,000	54,186,000
Barcelonita Fishery School	20,681,000	1,741,000	22,422,000
Bato National High School	27,354,000	1,995,000	29,349,000
Bikal Fishery School	18,459,000	1,337,000	19,796,000
Binanuaanan High School	14,344,000	957,000	15,301,000
Bula National High School	38,864,000	2,827,000	41,691,000
Calabanga National Science High School (Calabanga National High School)	65,413,000	3,669,000	69,082,000
Colacling National High School	19,940,000	1,627,000	21,567,000
Del Gallego National High School	23,845,000	2,055,000	25,900,000
Don M. Gonzalvo Memorial High School	19,081,000	1,323,000	20,404,000
Don M. Veneracion National High School	17,482,000	1,491,000	18,973,000
Don Servillano Platon Memorial National High School	51,698,000	3,293,000	54,991,000
Dr. Rodolfo V. Pamor, Jr. Memorial National High School	32,498,000	1,840,000	34,338,000
Gainza National High School	17,507,000	1,469,000	18,976,000
Goa National High School	38,070,000	2,689,000	40,759,000
Godofredo Reyes, Sr. National High School	20,241,000	1,537,000	21,778,000
Hanawan National High School	19,873,000	1,605,000	21,478,000
Hobo National High School	16,819,000	1,321,000	18,140,000
Homobono H. Gonzalez National High School	15,709,000	1,063,000	16,772,000
Jose C. Prevosa National High School	17,003,000	1,159,000	18,162,000
Juan F. Triviño Memorial High School	25,298,000	1,881,000	27,179,000
Juan L. Filipino Memorial High School	16,190,000	1,250,000	17,440,000
La Purisima National High School	26,776,000	1,738,000	28,514,000
Magarao National High School, Magarao	25,939,000	2,121,000	28,060,000
Malawag National High School	16,005,000	1,050,000	17,055,000
Maura N. Sibulo National High School	11,923,000	1,280,000	13,203,000
Milaor National High School	35,632,000	2,370,000	38,002,000

278	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Minalabac National High School	19,902,000	1,656,000	21,558,000
Nabua National High School	110,481,000	6,248,000	116,729,000
Nato National High School	29,246,000	2,353,000	31,599,000
Ocampo National High School	51,895,000	3,560,000	55,455,000
Palsong National High School	27,027,000	1,740,000	28,767,000
Pamplona National High School	29,703,000	2,722,000	32,425,000
Pamukid National High School	26,361,000	2,063,000	28,424,000
Partido Agro - Industrial National High School	18,096,000	1,665,000	19,761,000
Pili National High School - Pili	61,081,000	3,213,000	64,294,000
Pinaglabanan High School	25,801,000	1,953,000	27,754,000
Quipayo National High School	30,903,000	1,890,000	32,793,000
Ragay National Agricultural and Fisheries School	31,322,000	1,557,000	32,879,000
Rodriguez National High School	23,247,000	1,707,000	24,954,000
Salvacion National High School - Bato	19,180,000	1,373,000	20,553,000
San Fernando National High School	26,229,000	2,109,000	28,338,000
San Isidro National High School - Libmanan	28,998,000	1,950,000	30,948,000
San Jose National High School, San Jose	30,501,000	2,489,000	32,990,000
San Jose Pili National High School	36,411,000	2,421,000	38,832,000
San Juan National High School	31,616,000	1,944,000	33,560,000
San Rafael National High School	62,411,000	4,058,000	66,469,000
San Ramon National High School - Lagonoy	27,814,000	1,855,000	29,669,000
San Vicente National High School - Buhi	50,341,000	2,270,000	52,611,000
Sipocot National High School	57,388,000	3,138,000	60,526,000
Siruma National High School	14,472,000	1,225,000	15,697,000
Sta. Cruz National High School	20,796,000	1,733,000	22,529,000
Sta. Justina National High School	30,827,000	2,227,000	33,054,000
Sta. Lutgarda National High School	25,115,000	2,179,000	27,294,000
Sto. Tomas National High School	40,208,000	3,040,000	43,248,000
Sulpicio A. Roco National High School	14,695,000	1,360,000	16,055,000
Tamban National High School	16,915,000	1,444,000	18,359,000
Tandaay Provincial High School	17,558,000	1,224,000	18,782,000
Tawog National High School	31,451,000	2,075,000	33,526,000
Tomas A. Andaya, Sr. National High School	22,280,000	1,606,000	23,886,000
Villazar National High School	20,790,000	1,494,000	22,284,000
Vivencio Obias - Kinalansan National High School	20,380,000	1,767,000	22,147,000

Division of Catanduanes	644,289,000	51,405,000	695,694,000

Division Office - Proper	241,286,000	24,409,000	265,695,000
Bagamanoc Rural Development High School	19,697,000	1,405,000	21,102,000
Baras Rural Development High School	27,809,000	2,029,000	29,838,000
Bato Rural Development High School	30,698,000	2,350,000	33,048,000
Calatagan High School	22,650,000	1,501,000	24,151,000
Caramoran Rural Development High School	20,884,000	1,428,000	22,312,000
Caramoran School of Fisheries	16,537,000	1,172,000	17,709,000
Catanduanes National High School	93,141,000	5,505,000	98,646,000
Gigmoto Rural Development High School	16,909,000	1,331,000	18,240,000
Pandan School of Arts and Trades	38,055,000	2,542,000	40,597,000
San Andres Vocational School	44,920,000	2,839,000	47,759,000
San Miguel Rural Development High School	30,142,000	1,919,000	32,061,000
Supang-Datag National High School	14,922,000	1,095,000	16,017,000
Viga Rural Development High School	26,639,000	1,880,000	28,519,000

Division of Iriga City	205,052,000	18,098,000	223,150,000

Division Office - Proper	50,415,000	6,659,000	57,074,000
Perpetual Help National High School	22,437,000	1,795,000	24,232,000
Rinconada National Technical Vocational School	43,903,000	2,726,000	46,629,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	279
DEPARTMENT OF EDUCATION

Sagrada National High School	12,492,000	1,055,000	13,547,000
San Antonio National High School, Iriga City	14,769,000	1,232,000	16,001,000
Zeferino Arroyo High School	61,036,000	4,631,000	65,667,000

Division of Legazpi City	306,570,000	21,816,000	328,386,000

Division Office - Proper	64,814,000	5,875,000	70,689,000
Arimbay High School	15,393,000	1,309,000	16,702,000
Banquerohan National High School	33,549,000	2,345,000	35,894,000
Cabangan High School	43,154,000	2,612,000	45,766,000
Homapon High School	19,326,000	1,477,000	20,803,000
Legazpi City Science High School	17,352,000	1,249,000	18,601,000
Oro Site High School	40,061,000	2,958,000	43,019,000
Pag-asa National High School	72,921,000	3,991,000	76,912,000

Division of Ligao City	234,003,000	23,732,000	257,735,000

Division Office - Proper	63,378,000	7,624,000	71,002,000
Bacong High School	15,057,000	1,501,000	16,558,000
Bicol Regional Science High School	13,884,000	2,952,000	16,836,000
Deogracias P. Princesa Memorial High School	22,310,000	1,825,000	24,135,000
Ligao National High School	99,255,000	8,134,000	107,389,000
Paulba National High School	20,119,000	1,696,000	21,815,000

Division of Masbate	1,521,426,000	145,099,000	1,666,525,000

Division Office - Proper	922,473,000	101,919,000	1,024,392,000
Andres Clemente, Jr. National High School	27,041,000	2,288,000	29,329,000
Aroroy National High School	55,195,000	3,195,000	58,390,000
Badiang National High School	14,543,000	972,000	15,515,000
Bagahanglad National High School	13,208,000	1,163,000	14,371,000
Baleno National High School	20,380,000	1,655,000	22,035,000
Balud National High School	16,663,000	1,559,000	18,222,000
Buenavista National High School	34,018,000	2,460,000	36,478,000
Cataingan National High School	63,653,000	4,252,000	67,905,000
Del Carmen National High School	31,022,000	2,196,000	33,218,000
Dimasalang National High School	46,097,000	3,349,000	49,446,000
Federico A. Estipona Memorial High School	34,766,000	2,723,000	37,489,000
Luy-a National High School	19,098,000	1,369,000	20,467,000
Masbate School of Fisheries	29,023,000	1,838,000	30,861,000
Mobo National High School	35,561,000	2,191,000	37,752,000
Monreal National High School	23,200,000	1,778,000	24,978,000
Panique National High School	21,463,000	1,475,000	22,938,000
Pawican National High School	14,315,000	1,116,000	15,431,000
Salvador Arollado, Sr. Memorial High School	17,585,000	1,697,000	19,282,000
San Jacinto National High School	34,066,000	2,601,000	36,667,000
San Pascual National High School	30,924,000	2,169,000	33,093,000
Villahermosa National High School	17,132,000	1,134,000	18,266,000

Division of Masbate City	197,156,000	17,752,000	214,908,000

Division Office - Proper	60,977,000	7,427,000	68,404,000
Capitolina O. Legaspi Memorial High School (E. Legaspi, Sr. National High School)	19,480,000	1,999,000	21,479,000
Masbate National Comprehensive High School	116,699,000	8,326,000	125,025,000

280	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Division of Naga City	360,516,000	26,649,000	387,165,000

Division Office - Proper	43,535,000	4,818,000	48,353,000
Camarines Sur National High School	185,305,000	11,874,000	197,179,000
Cararayan National High School	34,121,000	2,527,000	36,648,000
Carolina National High School	23,417,000	1,704,000	25,121,000
Concepcion Pequeña National High School	28,828,000	1,993,000	30,821,000
Naga City School of Arts and Trades (Sabang High School, Naga City)	29,388,000	2,407,000	31,795,000
Naga City Science High School	15,922,000	1,326,000	17,248,000

Division of Sorsogon	1,397,726,000	109,546,000	1,507,272,000

Division Office - Proper	404,669,000	42,996,000	447,665,000
Abucay National High School	22,490,000	1,401,000	23,891,000
Barcelona National Comprehensive High School	31,458,000	2,331,000	33,789,000
Biriran National High School	13,762,000	1,066,000	14,828,000
Buhang National High School	16,284,000	1,306,000	17,590,000
Bulacao National High School	12,093,000	766,000	12,859,000
Bulan National High School	77,812,000	4,539,000	82,351,000
Bulusan High School	24,471,000	2,028,000	26,499,000
Calao National High School	11,185,000	1,046,000	12,231,000
Casiguran Technical Vocational School	63,394,000	4,557,000	67,951,000
Castilla National High School	11,290,000	979,000	12,269,000
Cumadcad National High School	34,927,000	2,895,000	37,822,000
Dinapa National High School	16,473,000	1,250,000	17,723,000
Donsol National Comprehensive High School	77,282,000	4,257,000	81,539,000
Donsol Vocational High School	39,681,000	1,668,000	41,349,000
Gabao National High School	21,999,000	1,461,000	23,460,000
Gallanosa National High School	99,623,000	5,641,000	105,264,000
Gubat National High School	76,149,000	4,618,000	80,767,000
Juban High School (Beriran-Juban Extension)	24,482,000	2,186,000	26,668,000
Macalaya National High School	15,895,000	1,198,000	17,093,000
Magallanes National High School	25,498,000	2,021,000	27,519,000
Magallanes National Vocational High School	21,690,000	1,322,000	23,012,000
Matnog National High School	50,579,000	3,382,000	53,961,000
Pilar National Comprehensive High School	49,075,000	2,995,000	52,070,000
Prieto Diaz National High School	26,840,000	2,420,000	29,260,000
Salvacion National High School	25,013,000	1,742,000	26,755,000
San Francisco National High School	24,386,000	1,470,000	25,856,000
San Isidro National High School (Bulan)	13,585,000	942,000	14,527,000
San Juan National High School	14,078,000	1,300,000	15,378,000
Sta. Magdalena National High School	33,270,000	2,502,000	35,772,000
Talaonga National High School	18,293,000	1,261,000	19,554,000

Division of Sorsogon City	342,689,000	27,372,000	370,061,000

Division Office - Proper	75,166,000	8,020,000	83,186,000
Abuyog National High School	17,424,000	1,278,000	18,702,000
Celestino G. Tabuena Memorial National High School	19,505,000	1,432,000	20,937,000
Panlayaan National High School	16,468,000	1,386,000	17,854,000
Rawis National High School	27,840,000	2,107,000	29,947,000
Rizal Integrated National School	21,604,000	1,559,000	23,163,000
San Isidro National High School, Bacon	11,417,000	902,000	12,319,000
Sorsogon National High School	153,265,000	10,688,000	163,953,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	281
DEPARTMENT OF EDUCATION

Division of Tabaco City	353,642,000	27,746,000	381,388,000

Division Office - Proper	45,979,000	4,026,000	50,005,000
Bantayan National High School	25,018,000	2,054,000	27,072,000
San Antonio National High School, Tabaco	38,488,000	2,633,000	41,121,000
San Lorenzo National High School	36,912,000	2,796,000	39,708,000
San Miguel National High School	19,674,000	1,626,000	21,300,000
Tabaco National High School	187,571,000	14,611,000	202,182,000

Region VI - Western Visayas	12,598,558,000	1,093,694,000	13,692,252,000

Division of Aklan	1,024,844,000	93,400,000	1,118,244,000

Division Office - Proper	269,041,000	31,158,000	300,199,000
Aguinaldo T. Repiedad, Sr. Integrated School	14,900,000	1,325,000	16,225,000
Aklan National High School for Arts and Trades	40,948,000	2,540,000	43,488,000
Altavas National School	41,259,000	2,734,000	43,993,000
Bacan National High School	16,288,000	1,360,000	17,648,000
Batan Academy (A National High School)	19,019,000	1,278,000	20,297,000
Bay-ang Mapag-ong National High School	9,107,000	825,000	9,932,000
Boracay National High School	25,857,000	1,553,000	27,410,000
Buruanga Vocational School	31,117,000	2,648,000	33,765,000
Calizo National High School	7,068,000	780,000	7,848,000
Camaligan National High School	11,447,000	1,006,000	12,453,000
Camanci National High School	5,253,000	630,000	5,883,000
Candelaria National High School	15,643,000	1,185,000	16,828,000
Ciriaco L. Icamina, Sr. National High School (Bulabod National High School)	7,206,000	690,000	7,896,000
Daja Sur National High School	5,864,000	545,000	6,409,000
Dr. Ramon B. Legaspi, Sr. National High School	11,302,000	1,079,000	12,381,000
Father Julian C. Rago Memorial High School	11,042,000	1,072,000	12,114,000
Gaudencio L. Vega National High School	11,335,000	962,000	12,297,000
Jose Borromeo Legaspi National High School	11,073,000	1,074,000	12,147,000
Libacao National Forestry Vocational High School	33,177,000	2,089,000	35,266,000
Liloan National High School	6,006,000	664,000	6,670,000
Linabuan National High School	16,685,000	1,315,000	18,000,000
Linayasan National High School	11,423,000	1,050,000	12,473,000
Madalag National High School	19,831,000	1,528,000	21,359,000
Makato Integrated School	20,180,000	1,888,000	22,068,000
Malay National High School	24,777,000	1,882,000	26,659,000
Malinao School for Philippine Craftsmen	26,636,000	1,575,000	28,211,000
Maloco National High School	15,857,000	1,233,000	17,090,000
Naile National High School	13,882,000	1,152,000	15,034,000
Naisud National High School	13,459,000	1,205,000	14,664,000
Navitas National High School	4,192,000	466,000	4,658,000
New Washington National Comprehensive High School	34,918,000	2,539,000	37,457,000
Numancia Integrated School	22,695,000	2,114,000	24,809,000
Numancia National School of Fisheries	20,587,000	1,405,000	21,992,000
Ochando National High School	12,683,000	1,024,000	13,707,000
Ondoy National High School	11,209,000	987,000	12,196,000
Panayakan National High School	7,807,000	805,000	8,612,000
Petronilo C. Ibadlit National High School (Badiangan National High School)	7,479,000	581,000	8,060,000
Regional Science High School for Region VI	20,663,000	3,216,000	23,879,000
Rizal J. Rodriguez, Sr. National High School	7,433,000	790,000	8,223,000
Rosario National High School	6,421,000	687,000	7,108,000
Solido National High School	11,445,000	1,048,000	12,493,000

282	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Tangalan National High School	20,991,000	1,885,000	22,876,000
Toledo National High School	23,315,000	1,999,000	25,314,000
Torralba National High School	11,104,000	899,000	12,003,000
Unidos National High School	15,435,000	1,394,000	16,829,000
Union National High School	19,785,000	1,536,000	21,321,000

Division of Antique	994,402,000	88,320,000	1,082,722,000

Division Office - Proper	86,253,000	13,563,000	99,816,000
Antique National High School	112,873,000	7,000,000	119,873,000
Antique Vocational School	54,613,000	4,017,000	58,630,000
Aureliana National High School	31,321,000	2,231,000	33,552,000
Barangbang National High School	16,101,000	1,405,000	17,506,000
Barasanan National High School	8,559,000	905,000	9,464,000
Barbaza National High School	28,694,000	2,377,000	31,071,000
Belison National School	28,439,000	2,533,000	30,972,000
Bitadton National High School	12,776,000	1,057,000	13,833,000
Buhang National High School	11,474,000	1,045,000	12,519,000
Caluya National High School	26,576,000	1,992,000	28,568,000
Col. Ruperto Abellon National School	26,714,000	2,221,000	28,935,000
Concepcion L. Cazenas Memorial School	21,372,000	1,654,000	23,026,000
Diclum National High School	10,562,000	935,000	11,497,000
Egaña National High School	13,207,000	1,194,000	14,401,000
Gamad Sto. Tomas National High School	4,561,000	638,000	5,199,000
Gen. Leandro Fullon National School	19,143,000	1,363,000	20,506,000
Gideon M. Cabigunda Memorial School	16,041,000	1,360,000	17,401,000
Gov. Julio Macuja Memorial Comprehensive High School (Iraya National High School)	16,715,000	1,479,000	18,194,000
Governor Julian Fullon Pacificador National School	17,054,000	1,404,000	18,458,000
Igburi National High School	11,103,000	1,127,000	12,230,000
Igcado National High School	3,294,000	468,000	3,762,000
Igpalge National High School	8,242,000	599,000	8,841,000
Laua-an National High School	18,413,000	1,630,000	20,043,000
Libertad National Vocational High School	23,735,000	2,027,000	25,762,000
Lirio M. Escaño, Sr. National School	19,940,000	1,879,000	21,819,000
Mag-aba National High School	12,484,000	1,255,000	13,739,000
Moscoso-Rios National High School	26,072,000	2,293,000	28,365,000
Northern Antique Vocational School	47,412,000	4,226,000	51,638,000
Northern Bugasong National High School	12,479,000	776,000	13,255,000
Pandan National Vocational High School	24,006,000	2,248,000	26,254,000
Pangpang National High School	13,878,000	1,154,000	15,032,000
Pascual M. Osuyos Memorial High School (Aras-asan National High School)	7,540,000	696,000	8,236,000
Patria National High School	12,160,000	1,044,000	13,204,000
Pis-anan National High School	21,988,000	1,737,000	23,725,000
San Antonio National High School	8,225,000	740,000	8,965,000
San Pedro National High School	14,886,000	1,142,000	16,028,000
San Roque Ezpeleta National High School	10,948,000	1,208,000	12,156,000
Sibalom National High School	32,054,000	2,523,000	34,577,000
Sido-San Juan National High School	14,200,000	777,000	14,977,000
Southern Bugasong National High School	7,427,000	880,000	8,307,000
Sta. Ana National High School	6,229,000	601,000	6,830,000
Sta. Justa National High School	17,180,000	1,473,000	18,653,000
Tario Lim National Memorial High School	22,700,000	1,900,000	24,600,000
Tinogboc National High School	6,408,000	524,000	6,932,000
Union National High School	9,305,000	1,206,000	10,511,000
Valderrama National High School	19,046,000	1,814,000	20,860,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	283
DEPARTMENT OF EDUCATION

Division of Bacolod City	726,780,000	52,719,000	779,499,000

Division Office - Proper	59,642,000	8,541,000	68,183,000
Abkasa National High School	11,428,000	777,000	12,205,000
Alangilan National High School	13,744,000	1,021,000	14,765,000
Bacolod City National High School	115,883,000	6,987,000	122,870,000
Barangay Singcang Airport National High School	35,668,000	2,406,000	38,074,000
Bata National High School	50,687,000	3,299,000	53,986,000
Domingo Lacson National High School	76,449,000	5,052,000	81,501,000
Emiliano Lizares National High School	48,803,000	2,993,000	51,796,000
Generoso Villanueva, Sr. National High School	12,239,000	948,000	13,187,000
Handumanan National High School (MRRP National High School)	67,714,000	4,571,000	72,285,000
Luis Hervias National High School	49,710,000	2,908,000	52,618,000
Luisa Medel National High School	40,321,000	2,875,000	43,196,000
Mansilingan Agro-Industrial High School	43,554,000	3,307,000	46,861,000
Paglaum Village National High School	16,531,000	1,341,000	17,872,000
Sum-ag National High School	76,349,000	4,891,000	81,240,000
Teofilo Gensoli, Sr. Memorial High School	8,058,000	802,000	8,860,000

Division of Bago City	265,041,000	24,136,000	289,177,000

Division Office - Proper	5,955,000	1,876,000	7,831,000
Ramon Torres Dulao National High School	23,303,000	1,892,000	25,195,000
Ramon Torres Luisiana National High School	52,314,000	3,329,000	55,643,000
Ramon Torres Ma-ao Sugar Central National High School	25,913,000	2,071,000	27,984,000
Ramon Torres Malingin National High School	20,415,000	1,448,000	21,863,000
Ramon Torres National High School	108,049,000	11,161,000	119,210,000
Ramon Torres Sagasa National High School	14,267,000	1,144,000	15,411,000
Ramon Torres Taloc National High School	14,825,000	1,215,000	16,040,000

Division of Cadiz City	254,380,000	22,210,000	276,590,000

Division Office - Proper	42,047,000	6,120,000	48,167,000
Banquerohan National High School	10,897,000	906,000	11,803,000
Cadiz Viejo National High School	10,944,000	911,000	11,855,000
Caduha-an National High School	31,271,000	2,079,000	33,350,000
Dr. Vicente F. Gustilo Memorial National High School	91,717,000	6,034,000	97,751,000
Mabini Farm School	15,492,000	1,325,000	16,817,000
SPED High School	5,818,000	752,000	6,570,000
Sicaba National High School (Cadiz Viejo National High School - Sicaba Extension)	7,321,000	842,000	8,163,000
Tiglawigan National High School	19,064,000	1,466,000	20,530,000
Villacin National High School	19,809,000	1,775,000	21,584,000

Division of Capiz	1,158,536,000	98,299,000	1,256,835,000

Division Office - Proper	130,390,000	18,805,000	149,195,000
Arturo Jugo National High School	8,172,000	672,000	8,844,000
Bongsuan National High School	19,007,000	1,593,000	20,600,000
Cabug-cabug National High School	47,745,000	3,671,000	51,416,000
Camburanan National High School	7,978,000	673,000	8,651,000
Candelaria National High School	9,887,000	882,000	10,769,000
Capiz National High School	110,266,000	7,169,000	117,435,000
Casanayan National High School	16,812,000	1,467,000	18,279,000

284	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Col. Patrocenio Artuz National High School	15,286,000	1,323,000	16,609,000
Commissioner Luis R. Asis National High School	33,806,000	2,523,000	36,329,000
Concepcion Castro Garcia National High School	16,747,000	1,330,000	18,077,000
Cuartero National High School	25,128,000	2,058,000	27,186,000
Dao National High School	22,856,000	2,239,000	25,095,000
David Moises Memorial High School (Balit National High School)	13,759,000	1,399,000	15,158,000
Don Felix Balgos Memorial National High School	12,632,000	959,000	13,591,000
Dr. Vicente V. Andaya, Sr. National High School	41,414,000	3,057,000	44,471,000
Dulangan National High School	16,254,000	1,360,000	17,614,000
Dumalag Central National High School	26,517,000	2,473,000	28,990,000
Estefania Montemayor National High School	27,237,000	1,849,000	29,086,000
Florentina Batoampo Degala National High School	14,304,000	1,181,000	15,485,000
Hipona National High School	32,990,000	2,664,000	35,654,000
Ivisan National High School	41,303,000	3,470,000	44,773,000
Jagnaya National High School	15,180,000	1,148,000	16,328,000
Jamindan National High School	35,967,000	2,472,000	38,439,000
Leodegario De Ocampo, Sr. National High School (Capagao National High School)	12,377,000	864,000	13,241,000
Lucero National High School	12,963,000	931,000	13,894,000
Maayon National High School	42,855,000	3,084,000	45,939,000
Macario Delfin Bermejo National High School (Jaena Norte)	12,662,000	1,021,000	13,683,000
Maindang National High School	15,838,000	1,371,000	17,209,000
Malonoy National High School	15,116,000	1,174,000	16,290,000
Mambusao East National High School (Extension of David Moises Memorial High School)	12,994,000	1,022,000	14,016,000
Mambusao National High School (David Moises National High School - Mambusao West Extension)	24,901,000	2,053,000	26,954,000
Manuel F. Onato Memorial High School	13,252,000	1,004,000	14,256,000
Marciano Patricio National High School (Pilar National High School)	24,450,000	2,215,000	26,665,000
Mayor Ramon A. Benjamin, Sr. Memorial High School	13,486,000	1,074,000	14,560,000
Panitan National High School	50,978,000	3,477,000	54,455,000
Pontevedra National High School	43,088,000	3,388,000	46,476,000
Putian National High School	8,541,000	768,000	9,309,000
San Nicolas National High School, Pilar	12,644,000	1,173,000	13,817,000
San Nicolas National High School, Tapaz	14,637,000	899,000	15,536,000
Sapian National High School	37,745,000	2,774,000	40,519,000
Tapaz National High School	29,070,000	2,044,000	31,114,000
Tuburan National High School - F. Degala National High School Extension	19,302,000	1,526,000	20,828,000

Division of Escalante City	185,090,000	18,335,000	203,425,000

Division Office - Proper	17,654,000	5,489,000	23,143,000
Buenavista National High School	25,434,000	1,695,000	27,129,000
Dian-ay National High School	14,995,000	1,422,000	16,417,000
Escalante National High School	79,870,000	5,126,000	84,996,000
Mabini National High School	20,463,000	1,879,000	22,342,000
Old Poblacion National High School	17,794,000	1,741,000	19,535,000
Tamlang National High School (Escalante National High School Extension)	8,880,000	983,000	9,863,000

Division of Guimaras	325,722,000	25,944,000	351,666,000

Division Office - Proper	48,468,000	4,335,000	52,803,000
Alegria National High School	8,828,000	944,000	9,772,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	285
DEPARTMENT OF EDUCATION

Buenavista National High School	40,986,000	2,802,000	43,788,000
Cabalagnan National High School	15,324,000	1,254,000	16,578,000
Desiderio C. Gange National High School	19,173,000	1,711,000	20,884,000
Dr. Catalino Gallego Nava Memorial High School	21,174,000	1,900,000	23,074,000
East Valencia National High School	14,579,000	1,001,000	15,580,000
Getulio National High School	6,437,000	619,000	7,056,000
Jordan National High School	35,204,000	2,451,000	37,655,000
Nueva Valencia National High School	30,750,000	2,069,000	32,819,000
Remedios E. Vilches - San Lorenzo National High School	21,784,000	2,061,000	23,845,000
Salvacion National High School	16,747,000	1,265,000	18,012,000
Simeon J. Jabasa National High School	13,787,000	1,067,000	14,854,000
Trinidad V. Canja - Sta. Teresa National High School (Sta. Teresa National High School)	32,481,000	2,465,000	34,946,000

Division of Himamaylan City	157,710,000	15,598,000	173,308,000

Division Office - Proper	43,985,000	6,615,000	50,600,000
Aguisan National High School	18,982,000	1,706,000	20,688,000
Carabalan National High School	13,238,000	1,188,000	14,426,000
Don Florencio Villafranca Memorial National High School	5,341,000	629,000	5,970,000
Himamaylan National High School	53,551,000	4,461,000	58,012,000
Raymundo Tongson National High School	22,613,000	999,000	23,612,000

Division of Iloilo	3,452,091,000	299,670,000	3,751,761,000

Division Office - Proper	540,773,000	74,822,000	615,595,000
Abangay National High School	11,904,000	955,000	12,859,000
Acao National High School	4,749,000	479,000	5,228,000
Ajuy National High School	40,312,000	3,020,000	43,332,000
Alcarde-Gustilo Memorial National High School	16,058,000	1,167,000	17,225,000
Alejandro Firmeza Memorial National High School	13,374,000	936,000	14,310,000
Alimodian National Comprehensive High School	42,698,000	3,282,000	45,980,000
Ambrosio Maido Memorial National High School	4,995,000	497,000	5,492,000
Anilao National High School	33,218,000	2,983,000	36,201,000
Ardemil National High School	9,730,000	956,000	10,686,000
Aurea Belonia Memorial High School	6,930,000	697,000	7,627,000
Badiangan National High School	19,620,000	1,736,000	21,356,000
Badlan National High School	7,887,000	986,000	8,873,000
Balasan National High School	62,101,000	5,335,000	67,436,000
Banate National High School	50,911,000	3,911,000	54,822,000
Barosong National High School	6,894,000	615,000	7,509,000
Barotac Nuevo Comprehensive National High School	64,484,000	4,384,000	68,868,000
Barotac Viejo National High School	57,001,000	4,386,000	61,387,000
Barroc National High School	10,376,000	862,000	11,238,000
Batad National High School	23,409,000	2,497,000	25,906,000
Batuan-Cadinglian National High School	9,213,000	702,000	9,915,000
Bay-ang National High School	6,339,000	650,000	6,989,000
Binabaan National High School	12,055,000	907,000	12,962,000
Binaliuan National High School	11,355,000	955,000	12,310,000
Bingawan National High School	19,208,000	1,839,000	21,047,000
Bololacao National High School	8,969,000	969,000	9,938,000
Botong Cabanbanan National High School	17,990,000	1,250,000	19,240,000
Buayahon Bantay National High School	4,545,000	411,000	4,956,000
Bucari National High School	8,246,000	717,000	8,963,000
Buga National High School	11,694,000	989,000	12,683,000
Burak National High School	4,309,000	470,000	4,779,000

286	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Cabatuan National Comprehensive High School	82,356,000	5,501,000	87,857,000
Cadagmayan National High School	7,815,000	672,000	8,487,000
Calinog National Comprehensive High School	37,676,000	2,414,000	40,090,000
Calmay National High School	11,021,000	852,000	11,873,000
Camangahan National High School	14,941,000	1,460,000	16,401,000
Camiros National High School	8,773,000	756,000	9,529,000
Carlos Lopez National High School	28,945,000	2,610,000	31,555,000
Carvasana National High School	10,161,000	981,000	11,142,000
Cawayan National High School	39,742,000	2,954,000	42,696,000
Cayos National High School	9,390,000	672,000	10,062,000
Cordova National High School	6,494,000	610,000	7,104,000
Culasi National High School	13,262,000	1,288,000	14,550,000
Daga-Barasan National High School	6,612,000	628,000	7,240,000
Dapdap National High School	6,557,000	600,000	7,157,000
Dingle National High School	30,064,000	2,384,000	32,448,000
Don Benjamin Jalandoni, Sr. National High School	8,912,000	785,000	9,697,000
Don Casemiro Andrada Y Cuaresma National High School	30,826,000	1,873,000	32,699,000
Don Esteban S. Javellana National High School	20,769,000	1,295,000	22,064,000
Don Felix Serra National High School	30,152,000	2,110,000	32,262,000
Don Jose Sustiguer Monfort National High School	19,571,000	1,393,000	20,964,000
Dorog National High School	7,039,000	624,000	7,663,000
Dueñas General Comprehensive High School	48,133,000	3,574,000	51,707,000
Dumangas National High School	65,991,000	4,993,000	70,984,000
Escalantera National High School	7,954,000	675,000	8,629,000
Estancia National High School	75,508,000	5,631,000	81,139,000
Gines National High School	8,611,000	806,000	9,417,000
Ginot-an National High School	6,000,000	585,000	6,585,000
Granada National High School	24,336,000	1,549,000	25,885,000
Guimbal National High School	40,545,000	3,582,000	44,127,000
Igbaras National High School	43,787,000	2,792,000	46,579,000
Iloilo National High School	108,717,000	6,292,000	115,009,000
Jamabalud National High School	8,968,000	837,000	9,805,000
Janiuay National Comprehensive High School	75,335,000	5,128,000	80,463,000
Jelicuon-Cabugao National High School	5,136,000	604,000	5,740,000
Kirayan National High School	10,199,000	813,000	11,012,000
Lambunao National High School	83,288,000	4,807,000	88,095,000
Lapayon National High School	7,354,000	789,000	8,143,000
Lawigan National High School	9,710,000	825,000	10,535,000
Leganes National High School	43,919,000	4,270,000	48,189,000
Lemery National High School	30,895,000	2,580,000	33,475,000
Leon National High School	39,600,000	2,750,000	42,350,000
Leonora S. Salapantan National High School	50,770,000	4,234,000	55,004,000
Luca National High School	11,762,000	920,000	12,682,000
Maasin National Comprehensive High School	29,282,000	2,366,000	31,648,000
Malapaya National High School	9,220,000	754,000	9,974,000
Malitbog National High School	15,177,000	1,201,000	16,378,000
Malusgod National High School	6,926,000	674,000	7,600,000
Manuel A. Aaron Memorial National High School	14,993,000	1,024,000	16,017,000
Mateo National High School (Doroteo De La Nota National High School)	7,229,000	729,000	7,958,000
Miag-ao National High School	32,058,000	2,060,000	34,118,000
Mina National High School	40,399,000	3,944,000	44,343,000
Nabitasan National High School	7,794,000	837,000	8,631,000
Nalundan National High School	7,713,000	822,000	8,535,000
Napnapan National High School	8,240,000	710,000	8,950,000
New Lucena National Comprehensive High School	17,227,000	1,748,000	18,975,000
New Lucena National High School	15,292,000	1,335,000	16,627,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	287
DEPARTMENT OF EDUCATION

Nicomedes R. Tubar, Sr. National High School	35,242,000	3,056,000	38,298,000
Oton National High School	84,469,000	5,417,000	89,886,000
Palaca-Damilisan National High School	16,927,000	1,059,000	17,986,000
Palanguia National High School	15,912,000	1,288,000	17,200,000
Parara National High School	6,896,000	644,000	7,540,000
Particion National High School	7,985,000	799,000	8,784,000
Pavia National High School	81,785,000	5,880,000	87,665,000
Payao National High School	7,049,000	674,000	7,723,000
Pili National High School	13,813,000	1,095,000	14,908,000
Pototan National High School	70,500,000	4,857,000	75,357,000
Purificacion P. Dolor Monfort National High School	23,007,000	1,398,000	24,405,000
Quiling National High School	4,364,000	499,000	4,863,000
Roberto H. Tirol National High School (Concepcion NHS)	39,832,000	3,486,000	43,318,000
Rufino G. Palabrica, Sr. National High School	25,984,000	2,010,000	27,994,000
San Enrique National Comprehensive High School	29,224,000	2,403,000	31,627,000
San Fernando National High School	9,988,000	864,000	10,852,000
San Joaquin School of Fisheries	23,005,000	1,395,000	24,400,000
San Luis National High School	6,798,000	673,000	7,471,000
San Rafael National High School (Miagao)	5,962,000	603,000	6,565,000
San Rafael National High School (San Rafael)	33,034,000	3,175,000	36,209,000
Sara National High School	61,546,000	4,191,000	65,737,000
Sinogbuhan National High School	7,248,000	598,000	7,846,000
Siwalo National High School	4,708,000	522,000	5,230,000
Sta. Barbara National Comprehensive High School	73,724,000	4,916,000	78,640,000
Sta. Rita National High School	8,935,000	758,000	9,693,000
Tagsing-Buyo National High School	8,599,000	921,000	9,520,000
Tigbauan National High School, Maasin	4,000,000	508,000	4,508,000
Tigbauan National High School, Tigbauan	53,403,000	3,194,000	56,597,000
Tina National High School	8,669,000	897,000	9,566,000
Tiolas National High School	9,386,000	830,000	10,216,000
Tiring National High School	8,258,000	714,000	8,972,000
Tubungan National High School	24,812,000	2,027,000	26,839,000
Wenceslao S. Grio National High School (Puyas National High School)	4,823,000	446,000	5,269,000
Zarraga National High School	41,711,000	3,806,000	45,517,000

Division of Iloilo City	523,674,000	36,718,000	560,392,000

Division Office - Proper	59,996,000	6,354,000	66,350,000
Bo. Obrero National High School (Jalandoni Memorial National High School - Bo. Obrero Extension)	12,300,000	908,000	13,208,000
Fort San Pedro National High School	35,623,000	2,331,000	37,954,000
Iloilo City National High School	121,072,000	7,455,000	128,527,000
Jalandoni Memorial National High School	38,311,000	2,562,000	40,873,000
Jaro National High School	62,050,000	4,404,000	66,454,000
La Paz National High School	66,319,000	4,105,000	70,424,000
Mandurriao National High School	51,739,000	3,435,000	55,174,000
Melchor L. Nava National High School (Iloilo City NHS - Calaparan Extension)	23,595,000	1,512,000	25,107,000
Ramon Avanceña National High School	52,669,000	3,652,000	56,321,000

Division of Kabankalan City	310,882,000	27,609,000	338,491,000

Division Office - Proper	117,629,000	12,149,000	129,778,000
Bantayan National High School	20,208,000	1,510,000	21,718,000
Binicuil National High School	20,920,000	1,369,000	22,289,000
Camansi National High School	12,851,000	1,193,000	14,044,000

288	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Florentino Galang, Sr. National High School	38,844,000	3,251,000	42,095,000
Inapoy National High School	5,799,000	682,000	6,481,000
Locotan National High School	10,780,000	904,000	11,684,000
Salong National High School	19,482,000	1,655,000	21,137,000
Tabugon National High School	21,742,000	1,723,000	23,465,000
Tampalon National High School	19,228,000	1,541,000	20,769,000
Tapi National High School	23,399,000	1,632,000	25,031,000

Division of La Carlota City	137,877,000	12,396,000	150,273,000

Division Office - Proper	8,490,000	1,504,000	9,994,000
Doña Hortencia Salas Benedicto National High School	96,002,000	7,664,000	103,666,000
La Granja National High School	18,801,000	1,773,000	20,574,000
San Miguel National High School	14,584,000	1,455,000	16,039,000

Division of Negros Occidental	1,774,506,000	152,161,000	1,926,667,000

Division Office - Proper	122,724,000	29,671,000	152,395,000
Agpangi National High School	10,203,000	846,000	11,049,000
Andres Gumban Memorial National High School	15,131,000	1,257,000	16,388,000
Andulauan National High School	11,672,000	428,000	12,100,000
Antipolo National High School	23,598,000	1,926,000	25,524,000
Barangay Alegria National High School	11,190,000	918,000	12,108,000
Biao National High School	8,908,000	943,000	9,851,000
Binalbagan National High School (Paglaum National High School)	41,026,000	2,358,000	43,384,000
Bocana National High School	15,722,000	1,068,000	16,790,000
Bug-ang National High School	13,843,000	1,306,000	15,149,000
Bulata National High School	7,369,000	689,000	8,058,000
Bulwangan National High School	43,898,000	2,417,000	46,315,000
Cabacungan National High School	29,686,000	1,829,000	31,515,000
Calatrava National High School	63,580,000	3,445,000	67,025,000
Camalanda-an National High School	12,100,000	980,000	13,080,000
Caningay National High School	15,398,000	1,161,000	16,559,000
Cansilayan Farm School	13,416,000	1,193,000	14,609,000
Catalino Solinguen National High School (Miranda National High School)	10,590,000	1,003,000	11,593,000
Cauayan National High School	22,952,000	1,988,000	24,940,000
Col. Griffin National High School	22,450,000	1,873,000	24,323,000
Culipapa National High School	19,089,000	1,551,000	20,640,000
Don Hilarion G. Gonzaga Memorial High School	22,922,000	2,126,000	25,048,000
Don Simplicio Lizares Memorial National High School	12,213,000	1,180,000	13,393,000
Dr. Antonio Lizares National High School	25,017,000	2,214,000	27,231,000
E. B. Magalona National High School	65,855,000	5,057,000	70,912,000
Enriqueta Montilla de Esteban Memorial High School	32,624,000	2,679,000	35,303,000
Eva J. Montilla National High School	15,608,000	1,344,000	16,952,000
Florentina F. Caña Recto Memorial High School	15,500,000	927,000	16,427,000
Guiljungan National High School	36,206,000	2,373,000	38,579,000
Guinpanaan National High School	52,852,000	1,616,000	54,468,000
Hinigaran National High School	78,415,000	5,418,000	83,833,000
Inocencio V. Ferrer Memorial School of Fisheries (Talisay School of Fisheries)	25,241,000	2,137,000	27,378,000
Isabela National High School	76,520,000	5,071,000	81,591,000
La Castellana National High School	80,492,000	6,869,000	87,361,000
Labilabi National High School	11,758,000	895,000	12,653,000
Lopez Jaena National High School	40,256,000	3,225,000	43,481,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	289
DEPARTMENT OF EDUCATION

Manalad National High School	7,398,000	722,000	8,120,000
Manapla National High School	68,161,000	4,629,000	72,790,000
Murcia National High School	38,870,000	3,154,000	42,024,000
Negros Occidental High School	137,317,000	8,650,000	145,967,000
Negros Occidental National Industrial School of Home Industries	25,471,000	1,560,000	27,031,000
Pahilanga National High School	10,235,000	844,000	11,079,000
Payao National High School	26,065,000	2,001,000	28,066,000
Pontevedra National High School	34,477,000	2,729,000	37,206,000
Quirico G. Manzano Memorial National High School (Caningay National High School - Candoni Extension)	18,995,000	1,591,000	20,586,000
Rafael B. Lacson Memorial High School	51,986,000	4,871,000	56,857,000
San Enrique High School	17,377,000	1,839,000	19,216,000
San Isidro National High School, Pontevedra	10,256,000	997,000	11,253,000
Sofronio Carmona Memorial National High School	24,527,000	2,587,000	27,114,000
Tabao National High School	30,095,000	2,211,000	32,306,000
Tabu National High School	29,235,000	2,228,000	31,463,000
Tanza National High School	9,218,000	870,000	10,088,000
Tigbao National High School	15,958,000	993,000	16,951,000
Tinongon National High School	12,011,000	1,033,000	13,044,000
Toboso National High School	33,384,000	2,687,000	36,071,000
Tuyom National High School	21,430,000	1,524,000	22,954,000
Valladolid National High School	26,016,000	2,460,000	28,476,000

Division of Passi City	160,263,000	15,441,000	175,704,000

Division Office - Proper	44,541,000	5,509,000	50,050,000
Mulapula National High School	10,202,000	997,000	11,199,000
Passi National High School	85,121,000	6,785,000	91,906,000
Salngan National High School	20,399,000	2,150,000	22,549,000

Division of Roxas City	203,911,000	21,827,000	225,738,000

Division Office - Proper	58,714,000	9,795,000	68,509,000
Bago National High School	5,095,000	531,000	5,626,000
Balijuagan National High School	11,834,000	921,000	12,755,000
Congressman Ramon A. Arnaldo High School	38,886,000	3,996,000	42,882,000
Culasi National High School	11,236,000	993,000	12,229,000
Dumulog National High School	11,806,000	1,001,000	12,807,000
Milibili National High School	10,031,000	839,000	10,870,000
Roxas City School of Philippine Craftsmen	32,042,000	2,076,000	34,118,000
Tanque National High School	24,267,000	1,675,000	25,942,000

Division of Sagay City	270,874,000	25,321,000	296,195,000

Division Office - Proper	82,979,000	11,134,000	94,113,000
Bato National High School	25,432,000	1,873,000	27,305,000
Eusebio Lopez Memorial Integrated School (Eusebio Lopez Memorial National High School)	30,955,000	2,661,000	33,616,000
Sagay National High School	106,201,000	7,426,000	113,627,000
Serafin V. Aguilar Integrated School (Serafin V. Aguilar National High School)	5,422,000	511,000	5,933,000
Vito National High School	19,885,000	1,716,000	21,601,000

Division of San Carlos City	169,484,000	15,040,000	184,524,000

Division Office - Proper	10,456,000	3,607,000	14,063,000

290	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Bagonbon National High School	16,074,000	1,196,000	17,270,000
Don Carlos Ledesma National High School	30,729,000	2,136,000	32,865,000
Julio Ledesma National High School	84,145,000	5,877,000	90,022,000
Quezon National High School	28,080,000	2,224,000	30,304,000

Division of Silay City	206,708,000	19,974,000	226,682,000

Division Office - Proper	78,716,000	9,427,000	88,143,000
Barangay Guimbaloan National High School	11,435,000	1,127,000	12,562,000
Doña Montserrat Lopez Memorial High School	116,557,000	9,420,000	125,977,000

Division of Sipalay City	153,555,000	14,329,000	167,884,000

Division Office - Proper	29,458,000	10,092,000	39,550,000
Gil Montilla National High School	97,044,000	2,755,000	99,799,000
Nabulao National High School	27,053,000	1,482,000	28,535,000

Division of Victorias City	142,228,000	14,247,000	156,475,000

Division Office - Proper	24,434,000	4,686,000	29,120,000
Victorias National High School	117,794,000	9,561,000	127,355,000

Region VII - Central Visayas	11,759,070,000	1,098,593,000	12,857,663,000

Division of Bais City	173,638,000	15,933,000	189,571,000

Division Office - Proper	80,059,000	11,130,000	91,189,000
Bais City National High School (Main)	93,579,000	4,803,000	98,382,000

Division of Bayawan City	234,648,000	25,781,000	260,429,000

Division Office - Proper	37,408,000	15,480,000	52,888,000
Basay National High School	31,740,000	2,285,000	34,025,000
Bayawan National High School	107,030,000	5,594,000	112,624,000
Kalumboyan National High School	58,470,000	2,422,000	60,892,000

Division of Bogo City	109,124,000	14,075,000	123,199,000

Division Office - Proper	62,819,000	12,374,000	75,193,000
Eduardo T. Oporto Memorial National High School	46,305,000	1,701,000	48,006,000

Division of Bohol	2,256,959,000	196,218,000	2,453,177,000

Division Office - Proper	763,452,000	90,211,000	853,663,000
Aguining National High School	46,370,000	2,044,000	48,414,000
Alicia Technical Vocational High School	27,467,000	2,144,000	29,611,000
Baclayon National High School	16,345,000	1,399,000	17,744,000
Bantolinao National High School	14,103,000	1,131,000	15,234,000
Batuan National High School	18,887,000	1,753,000	20,640,000
Biabas Trade High School	23,056,000	1,417,000	24,473,000
Biking Technical Vocational High School	18,087,000	1,516,000	19,603,000
Bilar National High School	23,997,000	1,656,000	25,653,000
Cabilao National High School	15,871,000	987,000	16,858,000
Calape National High School	30,633,000	2,103,000	32,736,000
Camambugan National High School	21,555,000	1,333,000	22,888,000
Campao Oriental National High School	15,028,000	1,210,000	16,238,000
Cangawa National High School	30,773,000	2,568,000	33,341,000
Catigbian National High School	21,547,000	1,552,000	23,099,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	291
DEPARTMENT OF EDUCATION

Catungawan National High School	13,387,000	1,102,000	14,489,000
Clarin National School of Fisheries	22,432,000	1,701,000	24,133,000
Cong. Pablo Malasarte National High School	18,088,000	1,129,000	19,217,000
Corella National High School	22,250,000	1,797,000	24,047,000
Dagohoy National High School	23,514,000	1,973,000	25,487,000
Danao National High School	21,581,000	1,773,000	23,354,000
Dimiao National High School	13,264,000	1,148,000	14,412,000
Francisco L. Adlaon High School	17,567,000	961,000	18,528,000
Guinacot National High School	22,456,000	1,706,000	24,162,000
Guinsularan National High School	16,360,000	1,354,000	17,714,000
Hanopol National High School	12,688,000	983,000	13,671,000
Hinlayagan National High School	16,906,000	1,180,000	18,086,000
Inabanga High School, Nabuad	31,488,000	2,486,000	33,974,000
Katipunan National High School	31,334,000	1,580,000	32,914,000
La Hacienda National High School	16,085,000	1,302,000	17,387,000
La Union National High School	17,830,000	1,263,000	19,093,000
Lila National High School	24,083,000	2,081,000	26,164,000
Loboc National High School	11,503,000	967,000	12,470,000
Lourdes National High School	41,964,000	3,410,000	45,374,000
Mahayag National High School	17,056,000	1,536,000	18,592,000
Mayor A. R. Tuazon National School of Fisheries	17,492,000	1,159,000	18,651,000
Mayor Catalino Casoyla Memorial High School (Suba High School)	13,183,000	1,119,000	14,302,000
Nahawan National High School	17,910,000	1,487,000	19,397,000
Pagnitoan National High School	11,381,000	1,095,000	12,476,000
Pangangan National High School, Main	15,512,000	958,000	16,470,000
Pilar Technical Vocational High School	31,826,000	2,746,000	34,572,000
Policronio S. Dano, Sr. High School	15,620,000	863,000	16,483,000
Pres. Carlos P. Garcia Memorial High School, Talibon	29,809,000	1,333,000	31,142,000
President Carlos P. Garcia Technical Vocational School of Fisheries and Arts	30,854,000	2,245,000	33,099,000
San Agustin National High School	46,832,000	2,599,000	49,431,000
San Isidro National High School, San Isidro	15,271,000	1,192,000	16,463,000
San Isidro Technical Vocational High School	12,449,000	1,215,000	13,664,000
San Jose National High School, Inabanga	16,525,000	1,178,000	17,703,000
San Jose National High School, Talibon	73,226,000	3,469,000	76,695,000
San Miguel Technical Vocational High School	29,534,000	2,360,000	31,894,000
San Pascual National Agricultural High School	22,877,000	1,196,000	24,073,000
San Roque National High School, Albuquerque, Bohol	24,994,000	2,068,000	27,062,000
San Roque National High School, Mabini, Bohol	27,880,000	1,991,000	29,871,000
Sevilla National High School	15,940,000	1,025,000	16,965,000
Sierra Bullones Technical Vocational High School	39,822,000	2,377,000	42,199,000
Sikatuna National High School	19,885,000	1,286,000	21,171,000
Southern Inabanga High School	21,185,000	1,735,000	22,920,000
Tabalong National High School	27,608,000	2,228,000	29,836,000
Tabuan National High School	15,356,000	1,022,000	16,378,000
Tagum Sur National High School	16,950,000	1,288,000	18,238,000
Tubigon West National High School	32,635,000	1,949,000	34,584,000
Tulang National High School (Getafe High School)	16,893,000	1,440,000	18,333,000
Ubay National Science High School	14,577,000	1,029,000	15,606,000
Union National High School	20,303,000	1,301,000	21,604,000
Valencia Technical Vocational High School	48,729,000	3,805,000	52,534,000
Zosimo Gulle Memorial National High School	14,894,000	1,004,000	15,898,000

Division of Canlaon City	79,704,000	8,692,000	88,396,000

Division Office - Proper	10,247,000	5,043,000	15,290,000

292	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Jose B. Cardenas Municipal High School (Canlaon City National High School)	69,457,000	3,649,000	73,106,000

Division of Carcar City	204,645,000	22,264,000	226,909,000

Division Office - Proper	100,246,000	12,064,000	112,310,000
Carcar National High School (Poblacion Night)	38,097,000	3,682,000	41,779,000
Ocaña National High School (Valladolid National High School Extension)	43,829,000	4,025,000	47,854,000
Valladolid National High School	22,473,000	2,493,000	24,966,000

Division of Cebu City	1,286,700,000	90,268,000	1,376,968,000

Division Office - Proper	344,090,000	37,078,000	381,168,000
Abellana National High School (Day & Night)	118,740,000	6,801,000	125,541,000
Adlaon National High School	10,915,000	762,000	11,677,000
Bonbon National High School	26,096,000	1,444,000	27,540,000
Busay National High School	13,573,000	914,000	14,487,000
Camp Lapu-Lapu National High School (Day & Night)	54,497,000	2,739,000	57,236,000
Cebu City National Science High School	27,030,000	1,532,000	28,562,000
Don Carlos Gothong Memorial National High School	128,991,000	6,218,000	135,209,000
Don Sergio Osmeña, Sr. Memorial National High School (Day & Night)	90,652,000	4,107,000	94,759,000
Don Vicente Rama Memorial High School (Day & Night)	90,556,000	4,793,000	95,349,000
Florencio S. Urot Memorial National High School	81,019,000	4,255,000	85,274,000
Guba National High School	11,843,000	953,000	12,796,000
Mambaling National High School (Night)	14,952,000	1,246,000	16,198,000
Pardo National High School (Day & Night)	80,914,000	5,885,000	86,799,000
Pit-os National High School (Day & Night)	45,727,000	2,533,000	48,260,000
Ramon Duterte Memorial National High School (Day & Night)	87,807,000	4,898,000	92,705,000
Talamban National High School	59,298,000	4,110,000	63,408,000

Division of Cebu Province	3,091,039,000	337,853,000	3,428,892,000

Division Office - Proper	880,892,000	196,545,000	1,077,437,000
Aloguinsan National High School	30,843,000	2,682,000	33,525,000
Arcelo Memorial National High School (San Vicente National High School)	145,128,000	6,009,000	151,137,000
Badian National High School	59,319,000	4,310,000	63,629,000
Bala National High School	21,937,000	1,254,000	23,191,000
Bantayan National High School	93,096,000	4,612,000	97,708,000
Bartolome and Manuela Pañares Memorial National High School	32,724,000	2,722,000	35,446,000
Bitoon National Vocational High School	46,049,000	3,391,000	49,440,000
Boljoon National High School	28,752,000	1,823,000	30,575,000
Buanoy National High School	97,039,000	5,547,000	102,586,000
Bulak National High School	19,589,000	1,454,000	21,043,000
Cabangahan National High School	44,900,000	2,555,000	47,455,000
Calape National High School	46,588,000	2,469,000	49,057,000
Camotes National High School	62,071,000	3,889,000	65,960,000
Carmen National High School	68,396,000	5,286,000	73,682,000
Catmon National High School	46,508,000	2,390,000	48,898,000
Cogon National High School	17,176,000	1,312,000	18,488,000
Colawin National High School	48,579,000	2,064,000	50,643,000
Compostela National High School	44,992,000	3,926,000	48,918,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	293
DEPARTMENT OF EDUCATION

Consolacion National High School	92,727,000	4,198,000	96,925,000
Daanbantayan National High School	44,568,000	3,104,000	47,672,000
Dalaguete National High School	90,921,000	4,671,000	95,592,000
Doña Liling Neis Negapatan National High School	20,121,000	1,430,000	21,551,000
Juan Pamplona National High School (Tabuelan NHS)	30,595,000	2,593,000	33,188,000
Kawit National High School	32,928,000	2,054,000	34,982,000
Lamac National High School	19,495,000	1,729,000	21,224,000
Lambusan National High School	33,247,000	1,726,000	34,973,000
Langin National High School	34,825,000	1,659,000	36,484,000
Lipata National High School	24,529,000	2,119,000	26,648,000
Looc Norte National High School	23,295,000	2,074,000	25,369,000
Madridejos National High School	72,949,000	6,306,000	79,255,000
Maya National High School	23,365,000	1,632,000	24,997,000
Moalboal National High School	31,800,000	2,611,000	34,411,000
Montaneza National High School	19,941,000	1,846,000	21,787,000
Montealegre National High School	60,435,000	2,294,000	62,729,000
Mulao National High School	27,579,000	1,525,000	29,104,000
Patupat National High School	23,799,000	1,240,000	25,039,000
Pinamungajan National High School	52,514,000	4,152,000	56,666,000
Pitalo National High School	15,011,000	1,265,000	16,276,000
Ramon E. Bacaltos National High School	16,585,000	1,389,000	17,974,000
San Remigio National High School	46,796,000	3,624,000	50,420,000
San Sebastian National High School	14,628,000	1,606,000	16,234,000
Sangat National High School	39,862,000	2,409,000	42,271,000
Santa Fe National High School	60,909,000	4,379,000	65,288,000
Santa Lucia National High School	27,912,000	2,261,000	30,173,000
Santander National High School	46,781,000	2,983,000	49,764,000
Sibonga National High School	35,561,000	3,124,000	38,685,000
Tabunan National High School	42,599,000	2,210,000	44,809,000
Tayud National High School	32,535,000	2,332,000	34,867,000
Tubod National High School (Camp 7 NHS Extension)	39,120,000	1,690,000	40,810,000
Tulay National High School	35,996,000	2,466,000	38,462,000
Tungkop National High School	25,687,000	2,078,000	27,765,000
Usmad National High School	16,846,000	834,000	17,680,000

Division of Danao City	303,647,000	29,698,000	333,345,000

Division Office - Proper	167,116,000	22,589,000	189,705,000
Estefa O. Monte Memorial National High School	60,504,000	2,127,000	62,631,000
Guinsay National High School	20,721,000	1,751,000	22,472,000
Lawaan National High School	38,748,000	2,022,000	40,770,000
Ubaldo Iway Memorial National High School	16,558,000	1,209,000	17,767,000

Division of Dumaguete City	148,797,000	13,816,000	162,613,000

Division Office - Proper	18,995,000	2,914,000	21,909,000
Dumaguete City National High School, Junob	29,135,000	2,385,000	31,520,000
Dumaguete City National High School, Main - Calindagan	62,670,000	3,895,000	66,565,000
Dumaguete City Science High School	15,129,000	2,897,000	18,026,000
Taclobo National High School	22,868,000	1,725,000	24,593,000

Division of Guihulngan City	217,600,000	22,484,000	240,084,000

Division Office - Proper	87,499,000	13,033,000	100,532,000
Guihulngan National High School, Poblacion	74,881,000	5,505,000	80,386,000

294	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Tagbino Provincial High School	36,917,000	1,881,000	38,798,000
Tagbino Provincial High School - Vallehermosa Provincial Community High School	18,303,000	2,065,000	20,368,000

Division of Lapu-lapu City	676,722,000	48,269,000	724,991,000

Division Office - Proper	37,776,000	11,849,000	49,625,000
Babag National High School	112,245,000	6,845,000	119,090,000
Bankal National High School	110,863,000	5,527,000	116,390,000
Lo-oc National High School	17,925,000	1,207,000	19,132,000
Mactan National High School	84,379,000	5,078,000	89,457,000
Marigondon National High School	168,345,000	8,992,000	177,337,000
Pajo National High School	58,077,000	3,710,000	61,787,000
Pusok National High School	41,324,000	2,365,000	43,689,000
Sta. Rosa National High School	45,788,000	2,696,000	48,484,000

Division of Mandaue City	486,990,000	33,829,000	520,819,000

Division Office - Proper	70,467,000	9,289,000	79,756,000
Cabancalan National High School	67,104,000	3,650,000	70,754,000
Canduman National High School	85,266,000	4,140,000	89,406,000
Don Gerado LL. Ouano Memorial National High School	51,407,000	3,452,000	54,859,000
Jagobiao National High School	28,976,000	2,045,000	31,021,000
Mandaue City Comprehensive National High School	93,278,000	5,669,000	98,947,000
Paknaan National High School	49,726,000	3,022,000	52,748,000
Subangdaku Technical-Vocational School	15,951,000	1,061,000	17,012,000
Tipolo National High School	24,815,000	1,501,000	26,316,000

Division of Naga City	243,480,000	26,648,000	270,128,000

Division Office - Proper	133,288,000	19,615,000	152,903,000
Naga National High School	86,932,000	5,041,000	91,973,000
Tuyan National High School	23,260,000	1,992,000	25,252,000

Division of Negros Oriental	1,088,036,000	104,946,000	1,192,982,000

Division Office - Proper	228,879,000	56,885,000	285,764,000
Amlan National High School	32,496,000	2,177,000	34,673,000
Ayungon National High School	57,648,000	2,776,000	60,424,000
Casiano Z. Napigkit National High School	15,043,000	921,000	15,964,000
Dauin National High School	47,420,000	2,691,000	50,111,000
Demetrio Alviola National High School	63,028,000	4,058,000	67,086,000
Don Emilio Macias Memorial National High School (San Francisco National High School)	79,413,000	2,593,000	82,006,000
Jimalalud National High School	44,859,000	2,885,000	47,744,000
Jose Marie Locsin Memorial High School	15,112,000	1,462,000	16,574,000
La Libertad Technical Vocational School	31,880,000	2,236,000	34,116,000
Mabinay National High School	78,915,000	3,717,000	82,632,000
Manjuyod High School	43,283,000	2,835,000	46,118,000
Maria Macahig National High School	40,325,000	1,870,000	42,195,000
Negros Oriental National High School	76,444,000	5,470,000	81,914,000
Santiago Delmo Memorial High School	18,724,000	1,521,000	20,245,000
Siaton National High School	76,140,000	3,136,000	79,276,000
Sibulan Memorial National High School	53,113,000	2,579,000	55,692,000
Tambo National High School	20,170,000	1,547,000	21,717,000
Tayasan National High School	32,027,000	1,529,000	33,556,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	295
DEPARTMENT OF EDUCATION

Valencia National High School (Valencia Tech. School)	33,117,000	2,058,000	35,175,000

Division of Siquijor	164,701,000	18,666,000	183,367,000

Division Office - Proper	81,616,000	10,977,000	92,593,000
Campalanas National High School	18,863,000	1,540,000	20,403,000
Cang-alwang National High School	10,420,000	1,262,000	11,682,000
DepEd-Lazi National Agricultural School	21,343,000	1,924,000	23,267,000
Enrique Villanueva National High School	16,126,000	1,745,000	17,871,000
Tambisan National High School	16,333,000	1,218,000	17,551,000

Division of Tagbilaran City	188,712,000	13,477,000	202,189,000

Division Office - Proper	10,118,000	1,175,000	11,293,000
Cogon High School Evening Class	20,246,000	1,154,000	21,400,000
Dr. Cecilio Putong National High School (Bohol NHS)	103,554,000	7,201,000	110,755,000
Manga National High School	26,531,000	1,711,000	28,242,000
Mansasa National High School	16,515,000	1,203,000	17,718,000
Tagbilaran City Science High School	11,748,000	1,033,000	12,781,000

Division of Talisay City	302,681,000	29,577,000	332,258,000

Division Office - Proper	248,206,000	25,117,000	273,323,000
Jaclupan National High School (Cansojong NHS)	32,613,000	2,599,000	35,212,000
Mohon Divino Amore National High School	21,862,000	1,861,000	23,723,000

Division of Tanjay City	190,771,000	20,200,000	210,971,000

Division Office - Proper	71,404,000	12,962,000	84,366,000
Lourdes L. del Prado Memorial National High School (Tanjay National High School, Sta. Cruz)	29,504,000	1,673,000	31,177,000
Pamplona National High School	26,283,000	1,883,000	28,166,000
Sta. Agueda National High School	29,527,000	1,483,000	31,010,000
Tanjay National High School, Opao	34,053,000	2,199,000	36,252,000

Division of Toledo City	310,476,000	25,899,000	336,375,000

Division Office - Proper	77,832,000	7,163,000	84,995,000
Bato National High School	32,500,000	2,651,000	35,151,000
Don Andres Soriano National High School	59,686,000	4,426,000	64,112,000
Luray II Barangay High School Day and Night	69,478,000	5,730,000	75,208,000
Magdugo National High School	19,972,000	1,572,000	21,544,000
Matab-ang National High School	27,485,000	2,095,000	29,580,000
Toledo City National Vocational High School	23,523,000	2,262,000	25,785,000

Region VIII - Eastern Visayas	9,275,523,000	754,145,000	10,029,668,000

Division of Baybay City	243,558,000	16,351,000	259,909,000

Division Office - Proper	136,235,000	10,575,000	146,810,000
Baybay National High School	107,323,000	5,776,000	113,099,000

296	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Division of Biliran	402,423,000	33,457,000	435,880,000

Division Office - Proper	220,352,000	20,658,000	241,010,000
Caibiran National High School	48,491,000	3,648,000	52,139,000
Culaba National Vocational School	20,447,000	1,353,000	21,800,000
Kawayan National High School	18,590,000	1,390,000	19,980,000
Maripipi National Vocational School	19,957,000	1,298,000	21,255,000
Naval National High School	34,126,000	2,239,000	36,365,000
Naval School of Fisheries	40,460,000	2,871,000	43,331,000

Division of Borongan City	161,874,000	10,091,000	171,965,000

Division Office - Proper	59,533,000	4,768,000	64,301,000
Eastern Samar National Comprehensive High School	77,436,000	4,048,000	81,484,000
Lalawigan National High School	24,905,000	1,275,000	26,180,000

Division of Calbayog City	393,336,000	31,827,000	425,163,000

Division Office - Proper	364,153,000	29,980,000	394,133,000
Rafael Lentejas Memorial School of Fisheries	29,183,000	1,847,000	31,030,000

Division of Catbalogan City	237,464,000	20,444,000	257,908,000

Division Office - Proper	82,774,000	10,376,000	93,150,000
Catbalogan National Comprehensive High School (Samar National High School - SRSF Annex)	31,690,000	2,196,000	33,886,000
Samar National High School	123,000,000	7,872,000	130,872,000

Division of Eastern Samar	903,508,000	76,605,000	980,113,000

Division Office - Proper	521,320,000	48,397,000	569,717,000
Alugan National School of Craftsmanship and Handicraft Industries	19,810,000	1,396,000	21,206,000
Dolores National High School	64,752,000	4,810,000	69,562,000
Giporlos National Trade School	30,824,000	2,353,000	33,177,000
Guiuan National High School	39,778,000	2,561,000	42,339,000
Lawaan National School of Craftsmanship and Home Industries	24,873,000	2,559,000	27,432,000
Llorente National High School	40,981,000	2,810,000	43,791,000
MacArthur National Agricultural School	28,525,000	2,011,000	30,536,000
Matarinao School of Fisheries	14,454,000	1,032,000	15,486,000
Samar National Pilot Opportunity School of Agriculture	21,686,000	1,708,000	23,394,000
Southern Samar National Comprehensive High School (Balangiga NHS)	31,557,000	2,472,000	34,029,000
Sulat National High School	21,058,000	1,457,000	22,515,000
Taft National High School	43,890,000	3,039,000	46,929,000

Division of Leyte	2,621,433,000	218,635,000	2,840,068,000

Division Office - Proper	2,270,299,000	195,435,000	2,465,734,000
Bato School of Fisheries	39,400,000	2,521,000	41,921,000
Burauen Comprehensive National High School	50,263,000	3,618,000	53,881,000
Carigara National High School	37,878,000	2,462,000	40,340,000
Dr. Geronimo B. Zaldivar Memorial School of Fisheries	28,933,000	2,226,000	31,159,000
Dulag National High School	60,306,000	4,153,000	64,459,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	297
DEPARTMENT OF EDUCATION

Hilongos National Vocational School	66,258,000	3,949,000	70,207,000
Leyte Agro-Industrial School	35,533,000	1,898,000	37,431,000
Merida Vocational School	32,563,000	2,373,000	34,936,000

Division of Maasin City	169,915,000	15,443,000	185,358,000

Division Office - Proper	160,236,000	14,646,000	174,882,000
Maasin Vocational High School	9,679,000	797,000	10,476,000

Division of Northern Samar	1,442,876,000	111,672,000	1,554,548,000

Division Office - Proper	793,115,000	66,875,000	859,990,000
Allen National High School (Balicuatro NHS)	51,496,000	3,782,000	55,278,000
Basilio B. Chan Memorial Agricultural and Industrial School	42,872,000	3,337,000	46,209,000
Bobon School for Philippine Craftsmen	30,851,000	2,415,000	33,266,000
Capul Agro-Industrial High School	29,131,000	1,974,000	31,105,000
Catarman National High School	74,860,000	4,499,000	79,359,000
Catubig Valley National High School	42,198,000	2,709,000	44,907,000
Don Juan F. Avalon National High School (San Roque NHS)	44,077,000	3,507,000	47,584,000
Eladio T. Balite Memorial School of Fisheries	38,841,000	2,132,000	40,973,000
Gala Vocational School	30,194,000	1,891,000	32,085,000
Lorenzo S. Menzon Agro-Industrial School (Lapinig AIHS)	19,564,000	1,797,000	21,361,000
Mapanas Agro-Industrial High School	23,548,000	1,642,000	25,190,000
Mondragon Agro-Industrial High School	33,502,000	2,312,000	35,814,000
San Antonio Agricultural and Vocational School	21,600,000	1,366,000	22,966,000
San Isidro Agro-Industrial High School	21,622,000	1,159,000	22,781,000
San Jose Technical High School	35,262,000	2,948,000	38,210,000
San Roque-Pambujan Vocational High School	16,315,000	1,080,000	17,395,000
San Vicente School of Fisheries	10,369,000	915,000	11,284,000
Silvino Lubos Vocational High School	15,955,000	1,405,000	17,360,000
Sumuroy Agro-Industrial High School	67,504,000	3,927,000	71,431,000

Division of Ormoc City	394,275,000	30,492,000	424,767,000

Division Office - Proper	193,577,000	18,350,000	211,927,000
Ipil National High School	46,899,000	2,900,000	49,799,000
New Ormoc City National High School	153,799,000	9,242,000	163,041,000

Division of Samar	1,147,815,000	100,823,000	1,248,638,000

Division Office - Proper	833,516,000	80,391,000	913,907,000
Basey National High School	53,254,000	2,894,000	56,148,000
Calbiga National High School	56,664,000	3,684,000	60,348,000
Clarencio Calagos Memorial School of Fisheries	39,952,000	2,614,000	42,566,000
Hinabangan National High School (Rawis NHS)	23,792,000	2,089,000	25,881,000
Sta. Margarita National High School	23,401,000	1,716,000	25,117,000
Tarangnan National High School	27,264,000	1,869,000	29,133,000
Valeriano C. Yancha Memorial Agricultural School	27,465,000	1,515,000	28,980,000
West Coast Agricultural High School	24,743,000	1,890,000	26,633,000
Wright National High School	37,764,000	2,161,000	39,925,000

Division of Southern Leyte	673,727,000	58,403,000	732,130,000

Division Office - Proper	615,696,000	53,978,000	669,674,000
Pintuyan National Vocational High School	21,371,000	1,483,000	22,854,000

298	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Silago National Vocational School	16,365,000	1,358,000	17,723,000
Villa Jacinta National Vocational School	20,295,000	1,584,000	21,879,000

Division of Tacloban City	483,319,000	29,902,000	513,221,000

Division Office - Proper	81,722,000	7,632,000	89,354,000
Cirilo Roy Montejo National High School (Panalaron National High School)	41,968,000	2,311,000	44,279,000
Leyte National High School	148,506,000	8,343,000	156,849,000
Marasbaras National High School	25,988,000	1,364,000	27,352,000
Sagkahan National High School	57,774,000	3,058,000	60,832,000
San Jose National High School	47,284,000	2,509,000	49,793,000
Tacloban City Night High School	16,402,000	883,000	17,285,000
Tacloban National Agricultural School	19,814,000	1,317,000	21,131,000
Tacloban National High School	43,861,000	2,485,000	46,346,000

Region IX - Zamboanga Peninsula	6,422,691,000	553,643,000	6,976,334,000

Division of Dapitan City	165,361,000	14,459,000	179,820,000

Division Office - Proper	100,622,000	9,624,000	110,246,000
Dapitan City High School	51,212,000	3,799,000	55,011,000
Ilaya National High School	13,527,000	1,036,000	14,563,000

Division of Dipolog City	280,190,000	21,868,000	302,058,000

Division Office - Proper	46,177,000	6,117,000	52,294,000
Alberto Q. Ubay Memorial Agro-Tech Science High School	15,176,000	1,058,000	16,234,000
Dipolog City National High School (Barra)	19,991,000	1,642,000	21,633,000
Galas National High School	44,434,000	3,117,000	47,551,000
Punta National High School	27,083,000	1,954,000	29,037,000
Sicayab National High School	21,834,000	1,550,000	23,384,000
Zamboanga del Norte National High School	105,495,000	6,430,000	111,925,000

Division of Isabela City	231,780,000	20,400,000	252,180,000

Division Office - Proper	84,508,000	10,013,000	94,521,000
Basilan National High School	125,084,000	8,697,000	133,781,000
Begang National High School	22,188,000	1,690,000	23,878,000

Division of Pagadian City	359,445,000	28,943,000	388,388,000

Division Office - Proper	123,819,000	14,354,000	138,173,000
Lala National High School	12,624,000	757,000	13,381,000
Napolan National High School	28,932,000	1,856,000	30,788,000
Pagadian City National Comprehensive High School	22,388,000	1,444,000	23,832,000
Pagadian City National High School (Danlugan)	22,115,000	1,328,000	23,443,000
Tawagan Sur National High School	22,764,000	1,435,000	24,199,000
Zamboanga del Sur National High School	94,731,000	6,086,000	100,817,000
Zamboanga del Sur School of Arts and Trades	32,072,000	1,683,000	33,755,000

Division of Zamboanga City	1,367,598,000	101,313,000	1,468,911,000

Division Office - Proper	357,697,000	34,602,000	392,299,000
Arena Blanco National High School	42,027,000	3,525,000	45,552,000
Ayala National High School	83,465,000	5,707,000	89,172,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	299
DEPARTMENT OF EDUCATION

Culianan National High School	50,012,000	3,584,000	53,596,000
Curuan National High School	43,144,000	2,930,000	46,074,000
Don Pablo Lorenzo Memorial High School	124,118,000	7,085,000	131,203,000
Manicahan National High School	34,599,000	2,637,000	37,236,000
Maria Clara L. Lobregat National High School (Divisoria National High School)	83,842,000	5,573,000	89,415,000
Mercedes National High School	34,182,000	2,525,000	36,707,000
Regional Science High School	14,039,000	2,684,000	16,723,000
Southcom National High School	43,514,000	3,364,000	46,878,000
Talon-Talon National High School	89,699,000	5,622,000	95,321,000
Vitali National High School	31,875,000	2,300,000	34,175,000
Zamboanga City National High School (Main)	179,735,000	9,212,000	188,947,000
Zamboanga City National High School (West)	155,650,000	9,963,000	165,613,000

Division of Zamboanga Sibugay	1,190,712,000	97,063,000	1,287,775,000

Division Office - Proper	618,873,000	57,107,000	675,980,000
Alicia National High School	38,747,000	2,522,000	41,269,000
Diplahan National High School	39,806,000	2,439,000	42,245,000
Francisco Ramos National High School	41,193,000	2,552,000	43,745,000
Imelda National High School	32,679,000	2,849,000	35,528,000
Ipil National High School	30,003,000	2,151,000	32,154,000
Kabasalan National High School	44,553,000	3,037,000	47,590,000
Malangas National High School	32,161,000	2,440,000	34,601,000
Naga National High School	26,083,000	2,023,000	28,106,000
Olutanga National High School	34,879,000	2,634,000	37,513,000
Siay National High School	42,962,000	2,758,000	45,720,000
Sta. Clara National High School	20,776,000	1,421,000	22,197,000
Surabay National High School	47,778,000	3,611,000	51,389,000
Talusan National High School	16,006,000	1,551,000	17,557,000
Titay National High School	45,483,000	3,238,000	48,721,000
Tungawan National High School	37,627,000	2,230,000	39,857,000
Zamboanga Sibugay National High School (Pangi NHS)	41,103,000	2,500,000	43,603,000

Division of Zamboanga del Norte	1,337,738,000	129,575,000	1,467,313,000

Division Office - Proper	659,183,000	82,210,000	741,393,000
Bacungan National High School	40,350,000	3,101,000	43,451,000
Dohinob National High School	13,021,000	855,000	13,876,000
Gutalac National High School	50,428,000	3,080,000	53,508,000
Julian Soriano Memorial Comprehensive High School	20,443,000	1,285,000	21,728,000
Katipunan National High School	52,926,000	3,337,000	56,263,000
Kipit Agro-Fishery High School	24,874,000	2,134,000	27,008,000
Liloy National High School	60,341,000	4,537,000	64,878,000
Manukan National High School	38,678,000	2,740,000	41,418,000
Piñan National High School	29,702,000	2,558,000	32,260,000
Polanco National High School	36,268,000	2,494,000	38,762,000
President Manuel A. Roxas National High School	26,038,000	1,916,000	27,954,000
Salug National High School	32,578,000	2,151,000	34,729,000
Sergio Osmeña National High School	31,509,000	2,278,000	33,787,000
Sibutad National High School	19,791,000	1,791,000	21,582,000
Sindangan National Agricultural School	43,379,000	2,853,000	46,232,000
Sindangan National High School	60,078,000	3,761,000	63,839,000
Siocon National High School	32,786,000	2,320,000	35,106,000
Tampilisan National High School	37,319,000	2,611,000	39,930,000
Ubay National High School	28,046,000	1,563,000	29,609,000

300	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Division of Zamboanga del Sur	1,489,867,000	140,022,000	1,629,889,000

Division Office - Proper	1,080,504,000	113,148,000	1,193,652,000
Balongating National High School	13,221,000	923,000	14,144,000
Bayog National Technical-Vocational High School	42,514,000	2,363,000	44,877,000
Commonwealth National High School	30,968,000	1,452,000	32,420,000
Dimataling National High School	14,548,000	1,233,000	15,781,000
Dinas National High School	25,831,000	1,674,000	27,505,000
Kabatan National High School	23,845,000	1,821,000	25,666,000
Lapuyan National High School	31,656,000	2,327,000	33,983,000
Mahayag National High School	38,314,000	2,445,000	40,759,000
Molave Vocational Technical School	74,338,000	4,845,000	79,183,000
Panagaan National High School	17,083,000	1,164,000	18,247,000
Tambulig (Echanca) National High School	39,544,000	2,703,000	42,247,000
Tukuran Technical Vocational High School (Tukuran Comprehensive NHS - San Carlos NHS)	57,501,000	3,924,000	61,425,000

Region X - Northern Mindanao	6,659,367,000	636,733,000	7,296,100,000

Division of Bukidnon	1,249,958,000	119,824,000	1,369,782,000

Division Office - Proper	1,112,410,000	110,309,000	1,222,719,000
Bukidnon National School of Home Industries	78,639,000	4,915,000	83,554,000
Manolo Fortich National High School	58,909,000	4,600,000	63,509,000

Division of Cagayan de Oro City	768,191,000	66,341,000	834,532,000

Division Office - Proper	768,191,000	66,341,000	834,532,000

Division of Camiguin	186,256,000	18,168,000	204,424,000

Division Office - Proper	161,597,000	16,035,000	177,632,000
Camiguin National High School	24,659,000	2,133,000	26,792,000

Division of El Salvador City	73,623,000	9,370,000	82,993,000

Division Office - Proper	73,623,000	9,370,000	82,993,000

Division of Gingoog City	236,425,000	22,817,000	259,242,000

Division Office - Proper	236,425,000	22,817,000	259,242,000

Division of Iligan City	516,256,000	39,371,000	555,627,000

Division Office - Proper	39,912,000	13,507,000	53,419,000
Acelo C. Badelles, Sr. Memorial High School (Tipanoy NHS)	24,524,000	1,534,000	26,058,000
Bunawan Agricultural High School	5,203,000	425,000	5,628,000
Bunawan National High School	11,577,000	569,000	12,146,000
Dalipuga National High School	30,206,000	1,670,000	31,876,000
Iligan City East National High School (Sta. Filomena)	81,746,000	3,971,000	85,717,000
Iligan City National School of Fisheries	34,079,000	1,767,000	35,846,000
Iligan City National High School	183,844,000	9,370,000	193,214,000
Maria Cristina National High School	20,382,000	1,164,000	21,546,000
Rogongon Agricultural High School	6,654,000	787,000	7,441,000
Suarez National High School	20,347,000	1,556,000	21,903,000
Tomas Cabili National High School	37,304,000	2,323,000	39,627,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	301
DEPARTMENT OF EDUCATION

Tubaran National High School	20,478,000	728,000	21,206,000

Division of Lanao del Norte	694,727,000	77,048,000	771,775,000

Division Office - Proper	474,326,000	60,278,000	534,604,000
Baloi National High School	16,043,000	1,303,000	17,346,000
Kapatagan National High School	48,056,000	3,764,000	51,820,000
Lala National High School	67,538,000	4,798,000	72,336,000
Lanao del Norte National Comprehensive High School	61,437,000	4,591,000	66,028,000
Maigo National High School	27,327,000	2,314,000	29,641,000

Division of Malaybalay City	356,999,000	28,373,000	385,372,000

Division Office - Proper	112,611,000	14,565,000	127,176,000
Bangcud National High School	39,680,000	2,834,000	42,514,000
Bukidnon National High School	180,749,000	9,458,000	190,207,000
Managok National High School	23,959,000	1,516,000	25,475,000

Division of Misamis Occidental	467,847,000	49,619,000	517,466,000

Division Office - Proper	292,082,000	37,378,000	329,460,000
Aloran Trade High School	45,052,000	3,213,000	48,265,000
Baliangao School of Fisheries	22,237,000	1,519,000	23,756,000
Clarin National High School	57,783,000	3,933,000	61,716,000
Looc National High School	50,693,000	3,576,000	54,269,000

Division of Misamis Oriental	1,318,404,000	126,613,000	1,445,017,000

Division Office - Proper	812,698,000	88,758,000	901,456,000
Alubijid National Comprehensive High School	43,907,000	3,518,000	47,425,000
Initao National Comprehensive High School	38,042,000	2,821,000	40,863,000
Laguindingan National High School	39,040,000	3,363,000	42,403,000
Libertad National High School	25,755,000	2,161,000	27,916,000
Medina National Comprehensive High School	54,028,000	4,080,000	58,108,000
Misamis Oriental General Comprehensive High School	184,438,000	12,179,000	196,617,000
Opol National Secondary Technical School	60,020,000	4,494,000	64,514,000
Salay National High School	38,397,000	3,439,000	41,836,000
Sugbongcogon National High School	22,079,000	1,800,000	23,879,000

Division of Oroquieta City	157,586,000	14,857,000	172,443,000

Division Office - Proper	68,803,000	8,219,000	77,022,000
Misamis Occidental National High School	88,783,000	6,638,000	95,421,000

Division of Ozamiz City	243,499,000	21,904,000	265,403,000

Division Office - Proper	106,222,000	11,732,000	117,954,000
Labo National High School	21,321,000	1,498,000	22,819,000
Ozamiz City National High School	73,087,000	5,441,000	78,528,000
Ozamiz City School of Arts and Trades	42,869,000	3,233,000	46,102,000

Division of Tangub City	140,201,000	14,836,000	155,037,000

Division Office - Proper	88,367,000	11,144,000	99,511,000
Tangub City National High School	51,834,000	3,692,000	55,526,000

302	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Division of Valencia City	249,395,000	27,592,000	276,987,000

Division Office - Proper	85,468,000	17,936,000	103,404,000
Valencia National High School	163,927,000	9,656,000	173,583,000

Region XI - Davao	7,508,623,000	660,861,000	8,169,484,000

Division of Davao City	2,181,599,000	186,191,000	2,367,790,000

Division Office - Proper	403,356,000	68,079,000	471,435,000
A. L. Navarro National High School	51,820,000	3,354,000	55,174,000
Baguio National School of Arts and Trades	30,580,000	1,686,000	32,266,000
Bernardo D. Carpio National High School	66,504,000	3,971,000	70,475,000
Biao National High School	17,104,000	871,000	17,975,000
Binowang National High School	7,703,000	660,000	8,363,000
Binugao National High School	21,372,000	1,239,000	22,611,000
Cabantian National High School	52,964,000	3,615,000	56,579,000
Calinan National High School	75,115,000	4,929,000	80,044,000
Catalunan Pequeño National High School	36,788,000	2,919,000	39,707,000
Crossing Bayabas National High School	84,060,000	4,999,000	89,059,000
Dacudao National High School	15,870,000	1,073,000	16,943,000
Daniel R. Aguinaldo National High School	135,650,000	7,986,000	143,636,000
Davao City National High School	195,046,000	13,167,000	208,213,000
Don Enrique Bustamante National High School	20,619,000	1,544,000	22,163,000
Doña Carmen Denia National High School	102,245,000	6,402,000	108,647,000
Dr. Santiago Dakudao, Sr. National High School	27,033,000	2,035,000	29,068,000
Erico T. Nograles National High School	29,083,000	2,056,000	31,139,000
F. Bangoy National High School	120,364,000	7,608,000	127,972,000
F. Bustamante National High School	83,245,000	5,701,000	88,946,000
Gorgonio Tajo, Sr. National High School	10,624,000	783,000	11,407,000
Gov. Vicente Duterte National High School	15,442,000	1,074,000	16,516,000
J. V. Ferriols National High School	12,240,000	979,000	13,219,000
Jesus J. Soriano National High School	29,416,000	2,297,000	31,713,000
Leon Garcia, Sr. National High School	30,402,000	2,162,000	32,564,000
Los Amigos National High School	24,254,000	1,742,000	25,996,000
Lower Tamugan National High School	26,592,000	1,367,000	27,959,000
Maa National High School	54,865,000	3,498,000	58,363,000
Mabini National High School	26,521,000	1,776,000	28,297,000
Malabog National High School	19,332,000	1,089,000	20,421,000
Marilog National High School	20,211,000	1,214,000	21,425,000
Mintal Comprehensive High School	54,678,000	3,504,000	58,182,000
Pablo Lorenzo National High School	28,250,000	1,723,000	29,973,000
Sirawan National High School	9,600,000	759,000	10,359,000
Sirib National High School	10,612,000	814,000	11,426,000
Sta. Ana National High School	151,646,000	12,318,000	163,964,000
Tagakpan National High School	15,702,000	1,129,000	16,831,000
Talomo National High School	35,741,000	2,264,000	38,005,000
Teofilo V. Fernandez National High School	28,950,000	1,805,000	30,755,000

Division of Davao Occidental	487,007,000	45,134,000	532,141,000

Division Office - Proper	257,375,000	29,628,000	287,003,000
Alberto Olarte, Sr. National High School	19,650,000	1,914,000	21,564,000
Basiawan National High School	19,517,000	1,373,000	20,890,000
Edna Guillermo Memorial National High School	18,711,000	1,248,000	19,959,000
Heracleo Casco Memorial National High School	47,329,000	3,276,000	50,605,000
Jose Abad Santos National High School	36,965,000	2,246,000	39,211,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	303
DEPARTMENT OF EDUCATION

Kalbay National High School	15,237,000	1,232,000	16,469,000
Mariano Peralta National High School	72,223,000	4,217,000	76,440,000

Division of Davao Oriental	714,718,000	67,679,000	782,397,000

Division Office - Proper	392,455,000	45,546,000	438,001,000
Baganga National High School	38,444,000	2,681,000	41,125,000
Caraga National High School	28,474,000	1,811,000	30,285,000
Cateel National Agricultural High School	13,875,000	977,000	14,852,000
Cateel Vocational High School	43,416,000	3,050,000	46,466,000
Lupon National Comprehensive High School	21,555,000	1,375,000	22,930,000
Lupon Vocational High School	43,672,000	2,810,000	46,482,000
Luzon National High School	21,349,000	1,557,000	22,906,000
Manuel B. Guiñez, Sr. National High School	45,313,000	3,138,000	48,451,000
San Isidro National High School	32,623,000	2,347,000	34,970,000
Tibanban National High School	33,542,000	2,387,000	35,929,000

Division of Davao de Oro	1,256,785,000	111,015,000	1,367,800,000

Division Office - Proper	568,261,000	63,156,000	631,417,000
Andili National High School	19,160,000	1,605,000	20,765,000
Anibongan National High School	16,934,000	997,000	17,931,000
Atty. Orlando S. Rimando National High School	58,586,000	3,965,000	62,551,000
Compostela National High School	74,613,000	5,311,000	79,924,000
Gabi National High School	19,211,000	1,554,000	20,765,000
Laak National High School	53,187,000	3,397,000	56,584,000
Lorenzo S. Sarmiento, Sr. National High School	33,876,000	2,718,000	36,594,000
Mabini National High School	28,005,000	2,124,000	30,129,000
Mainit National High School	16,546,000	1,440,000	17,986,000
Manat National High School	22,310,000	1,693,000	24,003,000
Maragusan National High School	46,710,000	3,355,000	50,065,000
Monkayo National High School	63,035,000	4,199,000	67,234,000
Montevista National High School	49,301,000	3,960,000	53,261,000
Nabunturan National Comprehensive High School	86,166,000	4,417,000	90,583,000
New Bataan National High School	31,405,000	1,991,000	33,396,000
Pantukan National High School	45,160,000	3,184,000	48,344,000
Pindasan National High School	24,319,000	1,949,000	26,268,000

Division of Davao del Norte	771,177,000	68,663,000	839,840,000

Division Office - Proper	335,357,000	37,993,000	373,350,000
Antonio V. Fruto, Sr. National High School	16,957,000	1,413,000	18,370,000
Asuncion National High School	49,571,000	2,993,000	52,564,000
Carmen National High School	54,234,000	3,727,000	57,961,000
Dujali National High School	24,845,000	1,988,000	26,833,000
Kapalong National High School	45,313,000	2,932,000	48,245,000
Kimamon National High School	26,339,000	1,904,000	28,243,000
New Corella National High School	52,272,000	3,913,000	56,185,000
Sagayen National High School	30,048,000	2,000,000	32,048,000
Sawata National High School	25,063,000	2,187,000	27,250,000
Sto. Niño National High School	22,349,000	1,288,000	23,637,000
Sto. Tomas National High School	88,829,000	6,325,000	95,154,000

Division of Davao del Sur	630,876,000	53,617,000	684,493,000

Division Office - Proper	216,483,000	22,948,000	239,431,000

304	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Barayong National High School	30,365,000	2,596,000	32,961,000
Davao del Sur School of Fisheries	45,968,000	2,884,000	48,852,000
Federico Yap National High School	28,450,000	2,220,000	30,670,000
Governor N. Llanos National High School	12,809,000	1,160,000	13,969,000
Hagonoy National High School	45,401,000	2,907,000	48,308,000
Ihan National High School	13,021,000	1,129,000	14,150,000
Inawayan National High School	23,439,000	1,891,000	25,330,000
Marber National High School	26,659,000	1,741,000	28,400,000
Matanao National High School	64,568,000	4,374,000	68,942,000
Padada National High School	24,929,000	1,971,000	26,900,000
Sta. Cruz National High School	56,897,000	4,124,000	61,021,000
Sulop National High School	41,887,000	3,672,000	45,559,000

Division of Digos City	283,363,000	20,318,000	303,681,000

Division Office - Proper	51,837,000	6,588,000	58,425,000
Digos City National High School (Davao del Sur National High School)	231,526,000	13,730,000	245,256,000

Division of Island Garden City of Samal	206,700,000	22,128,000	228,828,000

Division Office - Proper	126,287,000	15,336,000	141,623,000
Mambago-B National High School	20,008,000	1,631,000	21,639,000
Nieves Villarica National High School	36,563,000	3,263,000	39,826,000
Samal National High School	23,842,000	1,898,000	25,740,000

Division of Mati City	272,217,000	30,988,000	303,205,000

Division Office - Proper	109,731,000	17,311,000	127,042,000
Badas National High School	12,484,000	1,351,000	13,835,000
Dawan National High School	14,143,000	1,332,000	15,475,000
Mati National Comprehensive High School	76,734,000	6,209,000	82,943,000
Mati School of Arts and Trades	25,592,000	1,941,000	27,533,000
Matiao National High School	33,533,000	2,844,000	36,377,000

Division of Panabo City	277,409,000	25,340,000	302,749,000

Division Office - Proper	55,784,000	8,205,000	63,989,000
A. O. Floirendo National High School	29,387,000	2,208,000	31,595,000
Don Manuel A. Javellana Memorial National High School	13,888,000	1,380,000	15,268,000
Panabo City National High School	126,679,000	9,252,000	135,931,000
San Vicente National High School	26,438,000	2,013,000	28,451,000
Southern Davao National High School	25,233,000	2,282,000	27,515,000

Division of Tagum City	426,772,000	29,788,000	456,560,000

Division Office - Proper	29,164,000	3,569,000	32,733,000
Jose Tuazon, Jr. Memorial National High School	20,833,000	1,448,000	22,281,000
La Filipina National High School	81,080,000	5,084,000	86,164,000
Laureta National High School	27,503,000	1,868,000	29,371,000
Pipisan Maug National High School	14,498,000	995,000	15,493,000
Tagum National Trade School	54,389,000	3,671,000	58,060,000
Tagum City National Comprehensive High School (Davao National High School)	82,584,000	5,459,000	88,043,000
Tagum City National High School	116,721,000	7,694,000	124,415,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	305
DEPARTMENT OF EDUCATION

Region XII - SOCCSKSARGEN	6,435,121,000	578,419,000	7,013,540,000

Division of Cotabato	1,807,903,000	159,166,000	1,967,069,000

Division Office - Proper	1,054,914,000	110,497,000	1,165,411,000
Alamada National High School	36,102,000	2,377,000	38,479,000
Antipas National High School	30,528,000	2,202,000	32,730,000
Banisilan National High School	24,355,000	1,935,000	26,290,000
Carmen National High School	52,963,000	3,824,000	56,787,000
Dilangalen National High School	63,674,000	4,032,000	67,706,000
Greenfield National High School	27,572,000	1,441,000	29,013,000
Kabacan National High School	50,640,000	3,288,000	53,928,000
Kimagango National High School	13,573,000	933,000	14,506,000
Kisante National High School	24,745,000	1,323,000	26,068,000
Libungan National High School	28,907,000	2,162,000	31,069,000
Lika National High School	25,838,000	1,602,000	27,440,000
M’lang National High School	62,693,000	3,822,000	66,515,000
Magpet National High School	30,637,000	1,956,000	32,593,000
Makilala National High School	19,424,000	1,366,000	20,790,000
Matalam National High School, Barangay Linao, Matalam	28,663,000	1,426,000	30,089,000
Matalam National High School, Barangay Poblacion, Matalam	37,161,000	2,574,000	39,735,000
Pigcawayan National High School	57,858,000	3,780,000	61,638,000
Pikit National High School	65,970,000	3,396,000	69,366,000
President Roxas National High School	23,766,000	1,676,000	25,442,000
Tulunan National High School	47,920,000	3,554,000	51,474,000

Division of General Santos City	911,801,000	69,593,000	981,394,000

Division Office - Proper	268,335,000	25,726,000	294,061,000
Bula National School of Fisheries	31,676,000	2,145,000	33,821,000
Fatima National High School	81,571,000	5,885,000	87,456,000
General Santos City National High School	203,519,000	14,540,000	218,059,000
General Santos City National Secondary School of Arts and Trade	55,575,000	4,257,000	59,832,000
Irineo L. Santiago National High School of Metro Dadiangas	77,571,000	4,104,000	81,675,000
Labangal National High School	49,637,000	3,317,000	52,954,000
Lagao National High School	81,018,000	4,674,000	85,692,000
New Society National High School	62,899,000	4,945,000	67,844,000

Division of Kidapawan City	287,264,000	26,632,000	313,896,000

Division Office - Proper	127,915,000	15,115,000	143,030,000
Amas National High School	16,581,000	1,212,000	17,793,000
Ginatilan National High School	13,235,000	1,145,000	14,380,000
Kidapawan National High School	121,092,000	8,348,000	129,440,000
Paco National High School	8,441,000	812,000	9,253,000

Division of Koronadal City	279,857,000	22,624,000	302,481,000

Division Office - Proper	23,930,000	3,869,000	27,799,000
Bacongco National High School	21,131,000	1,916,000	23,047,000
Esperanza National High School	26,077,000	1,351,000	27,428,000
Koronadal National Comprehensive High School	171,302,000	12,068,000	183,370,000
Marbel 7 National High School	18,848,000	1,793,000	20,641,000
Saravia National High School	18,569,000	1,627,000	20,196,000

306	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Division of Sarangani	999,810,000	90,244,000	1,090,054,000

Division Office - Proper	593,241,000	62,258,000	655,499,000
Alabel National High School	47,528,000	3,197,000	50,725,000
Alabel National Science High School	13,375,000	2,657,000	16,032,000
Banate National High School	18,241,000	1,092,000	19,333,000
Colon National High School	33,494,000	2,227,000	35,721,000
Glan Padidu National High School	20,403,000	1,161,000	21,564,000
Glan School of Arts and Trades	51,306,000	3,105,000	54,411,000
James L. Chiongbian National Trade School	32,072,000	1,993,000	34,065,000
Leonard Young, Sr. National High School	28,879,000	1,946,000	30,825,000
Lun Pandidu National High School	33,103,000	1,904,000	35,007,000
Malalag National High School	34,937,000	2,496,000	37,433,000
Malandag National High School	29,283,000	2,073,000	31,356,000
Malapatan National High School	41,784,000	2,696,000	44,480,000
Pangyan National High School	22,164,000	1,439,000	23,603,000

Division of South Cotabato	1,120,400,000	111,552,000	1,231,952,000

Division Office - Proper	605,661,000	77,864,000	683,525,000
Banga National High School	60,616,000	3,223,000	63,839,000
Bentung Sulit National High School	23,629,000	1,159,000	24,788,000
Lamian National High School	28,686,000	1,499,000	30,185,000
Lapuz National High School	15,110,000	1,119,000	16,229,000
Libertad National High School	63,046,000	4,121,000	67,167,000
Maltana National High School	20,421,000	1,590,000	22,011,000
Norala National High School	51,795,000	3,516,000	55,311,000
Polomolok National High School	47,800,000	3,319,000	51,119,000
Sto. Niño National School of Arts and Trades	9,231,000	763,000	9,994,000
Sto. Niño National High School	44,129,000	3,420,000	47,549,000
T’boli National High School	50,790,000	3,783,000	54,573,000
Tupi National High School	72,704,000	4,922,000	77,626,000
Upper Klinan National High School	26,782,000	1,254,000	28,036,000

Division of Sultan Kudarat	884,806,000	85,754,000	970,560,000

Division Office - Proper	376,177,000	51,111,000	427,288,000
Bagumbayan National High School	27,224,000	1,738,000	28,962,000
Bai Saripinang National High School	16,212,000	1,125,000	17,337,000
Bambad National High School	24,684,000	1,667,000	26,351,000
Columbio National High School	22,375,000	1,409,000	23,784,000
Esperanza National High School	80,246,000	5,012,000	85,258,000
Isulan National High School	67,158,000	4,530,000	71,688,000
Kalamansig National High School	50,175,000	2,964,000	53,139,000
Kapingkong National High School	15,129,000	1,163,000	16,292,000
Laguilayan National High School	16,472,000	1,126,000	17,598,000
Lambayong National High School (Mariano Marcos National High School)	45,391,000	3,305,000	48,696,000
Lebak National High School - Lebak Legislated National High School	42,280,000	2,978,000	45,258,000
Lutayan National High School	38,829,000	2,860,000	41,689,000
President Quirino National High School	48,340,000	3,724,000	52,064,000
Telafas National High School	14,114,000	1,042,000	15,156,000

Division of Tacurong City	143,280,000	12,854,000	156,134,000

Division Office - Proper	44,422,000	5,103,000	49,525,000
Tacurong National High School	73,178,000	5,458,000	78,636,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	307
DEPARTMENT OF EDUCATION

V.F. Grino National High School	25,680,000	2,293,000	27,973,000

Region XIII - Caraga	5,073,117,000	466,328,000	5,539,445,000

Division of Agusan del Norte	513,352,000	46,361,000	559,713,000

Division Office - Proper	275,537,000	31,214,000	306,751,000
Agay National High School	34,621,000	2,694,000	37,315,000
Carmen National High School	31,940,000	2,354,000	34,294,000
Guinabsan National High School	54,873,000	1,800,000	56,673,000
Jagupit National High School	20,665,000	1,710,000	22,375,000
Las Nieves National High School	18,151,000	1,524,000	19,675,000
Magallanes National High School	38,188,000	2,934,000	41,122,000
Nasipit National Vocational School	39,377,000	2,131,000	41,508,000

Division of Agusan del Sur	1,089,889,000	97,188,000	1,187,077,000

Division Office - Proper	340,315,000	48,351,000	388,666,000
Agusan del Sur National High School	102,406,000	6,643,000	109,049,000
Bunawan National High School	47,463,000	3,137,000	50,600,000
Datu Lipus Makapandong National High School	18,732,000	1,556,000	20,288,000
Del Monte National High School	32,486,000	2,352,000	34,838,000
Democrito O. Plaza Memorial High School	6,933,000	876,000	7,809,000
Esperanza National High School	41,097,000	2,236,000	43,333,000
La Paz National High School	19,222,000	1,508,000	20,730,000
Lapinigan National High School	24,574,000	1,529,000	26,103,000
Libertad National High School	14,025,000	1,137,000	15,162,000
Loreto National High School	23,988,000	1,600,000	25,588,000
Los Arcos National High School	14,207,000	928,000	15,135,000
Lucena National High School	17,058,000	1,021,000	18,079,000
Patin-ay High School (ASSAT)	16,826,000	1,154,000	17,980,000
Prosperidad National High School	35,016,000	2,340,000	37,356,000
Sampaguita National High School	16,168,000	1,295,000	17,463,000
San Isidro National High School	20,758,000	1,136,000	21,894,000
San Luis National High School	33,206,000	1,947,000	35,153,000
Sibagat National High School	39,213,000	2,024,000	41,237,000
Sta. Cruz National High School	16,053,000	1,140,000	17,193,000
Sta. Irene National High School	17,431,000	1,336,000	18,767,000
Sta. Josefa National High School	48,779,000	2,998,000	51,777,000
Sto. Tomas National High School	11,011,000	940,000	11,951,000
Talacogon National High School	29,917,000	1,774,000	31,691,000
Trento National High School	68,256,000	4,061,000	72,317,000
Veruela National High School	19,855,000	1,101,000	20,956,000
Zillovia National High School	14,894,000	1,068,000	15,962,000

Division of Bayugan City	204,697,000	20,573,000	225,270,000

Division Office - Proper	17,018,000	4,294,000	21,312,000
Bayugan National Comprehensive High School	128,411,000	10,825,000	139,236,000
Marcelina National High School	11,373,000	1,288,000	12,661,000
Noli National High School	23,003,000	1,856,000	24,859,000
Salvacion National High School	11,990,000	1,409,000	13,399,000
San Juan National High School	12,902,000	901,000	13,803,000

Division of Bislig City	177,544,000	15,548,000	193,092,000

Division Office - Proper	66,566,000	8,431,000	74,997,000
Bislig National High School	30,111,000	2,144,000	32,255,000

308	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Lawigan National High School	7,985,000	726,000	8,711,000
Mangagoy National High School	14,402,000	1,114,000	15,516,000
Tabon M. Estrella National High School	58,480,000	3,133,000	61,613,000

Division of Butuan City	729,235,000	52,276,000	781,511,000

Division Office - Proper	204,307,000	20,520,000	224,827,000
Agusan National High School	193,192,000	10,470,000	203,662,000
Agusan Pequeño National High School	21,035,000	1,673,000	22,708,000
Amparo National High School	13,683,000	967,000	14,650,000
Banza National High School	21,731,000	1,700,000	23,431,000
Butuan City National Comprehensive High School	10,899,000	784,000	11,683,000
Butuan City School of Arts and Trades	71,654,000	4,654,000	76,308,000
Libertad National High School	61,250,000	3,284,000	64,534,000
Los Angeles National High School	17,867,000	1,257,000	19,124,000
Lumbocan National High School	13,964,000	1,064,000	15,028,000
San Vicente National High School	27,910,000	1,908,000	29,818,000
Taligaman National High School	49,641,000	2,488,000	52,129,000
Tungao National High School	22,102,000	1,507,000	23,609,000

Division of Cabadbaran City	106,721,000	14,354,000	121,075,000

Division Office - Proper	41,881,000	9,028,000	50,909,000
Cabadbaran City National High School	64,840,000	5,326,000	70,166,000

Division of Dinagat Island	259,858,000	26,820,000	286,678,000

Division Office - Proper	77,740,000	14,510,000	92,250,000
Albor National High School	22,858,000	1,554,000	24,412,000
Cagdianao National High School	22,117,000	1,479,000	23,596,000
Dinagat School of Fisheries	21,318,000	1,416,000	22,734,000
Don Ruben E. Ecleo, Sr. Memorial National High School	60,258,000	3,231,000	63,489,000
Liberty National High School	4,398,000	492,000	4,890,000
Loreto National High School	12,157,000	1,148,000	13,305,000
Ruben E. Ecleo, Sr. National High School	8,229,000	761,000	8,990,000
Tag-abaca National High School	19,471,000	1,218,000	20,689,000
Tubajon National High School	11,312,000	1,011,000	12,323,000

Division of Siargao	251,012,000	24,924,000	275,936,000

Division Office - Proper	79,292,000	11,532,000	90,824,000
Dapa National High School	51,736,000	3,730,000	55,466,000
Del Carmen National High School	14,667,000	1,615,000	16,282,000
Gen. Luna National High School	31,496,000	2,402,000	33,898,000
Pilar National High School	13,567,000	1,257,000	14,824,000
San Isidro National High School	11,541,000	955,000	12,496,000
Sapao National High School	14,539,000	1,279,000	15,818,000
Socorro National High School	34,174,000	2,154,000	36,328,000

Division of Surigao City	201,932,000	21,502,000	223,434,000

Division Office - Proper	73,499,000	9,415,000	82,914,000
Anomar National High School	14,748,000	1,127,000	15,875,000
Caraga Regional Science High School	16,417,000	3,228,000	19,645,000
Ipil National High School	15,800,000	1,297,000	17,097,000
Mat-i National High School	16,015,000	1,360,000	17,375,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	309
DEPARTMENT OF EDUCATION

Surigao City National High School (San Juan National High School)	47,927,000	3,572,000	51,499,000
Taft National High School (Surigao City - Taft National High School Annex)	17,526,000	1,503,000	19,029,000

Division of Surigao del Norte	526,002,000	49,064,000	575,066,000

Division Office - Proper	96,425,000	14,583,000	111,008,000
Alegria National High School	33,531,000	2,960,000	36,491,000
Amando A. Fabio Memorial National High School (Sta. Cruz National High School)	22,112,000	2,021,000	24,133,000
Bacuag National Agro-Industrial School	11,468,000	1,182,000	12,650,000
Balite National High School	10,832,000	1,065,000	11,897,000
Campo National High School	20,528,000	1,550,000	22,078,000
Claver National High School	38,240,000	3,042,000	41,282,000
Gigaquit National School of Home Industries	36,793,000	2,255,000	39,048,000
Mainit National High School	23,275,000	1,946,000	25,221,000
Masgad National High School	7,249,000	711,000	7,960,000
Matin-ao National High School	18,385,000	1,559,000	19,944,000
Placer National High School	26,835,000	2,071,000	28,906,000
San Francisco National High School	16,707,000	1,596,000	18,303,000
Surigao del Norte National High School	90,005,000	5,932,000	95,937,000
Taganaan National High School (Asa National High School)	24,213,000	1,972,000	26,185,000
Timamana National High School	10,498,000	1,035,000	11,533,000
Toledo S. Pantilo, Sr. Memorial National High School	18,042,000	1,639,000	19,681,000
Tubod National Comprehensive High School	20,864,000	1,945,000	22,809,000

Division of Surigao del Sur	895,213,000	85,916,000	981,129,000

Division Office - Proper	159,443,000	42,118,000	201,561,000
Adlay National High School	12,985,000	1,209,000	14,194,000
Anibongan National High School	9,297,000	808,000	10,105,000
Barcelona National High School	14,558,000	811,000	15,369,000
Barobo National High School	48,017,000	3,169,000	51,186,000
Cantilan National High School	33,713,000	2,337,000	36,050,000
Carmen National Agricultural High School	14,727,000	1,053,000	15,780,000
Carrascal National High School	20,875,000	1,750,000	22,625,000
Doña Carmen National High School	6,305,000	537,000	6,842,000
F.H. Irizari Memorial National High School	24,770,000	1,358,000	26,128,000
Felisberto Verano High School	21,470,000	1,294,000	22,764,000
Gamut National High School (Barobo)	8,856,000	832,000	9,688,000
Gamut National High School (Tago)	36,648,000	2,163,000	38,811,000
Hinatuan National Comprehensive High School	58,685,000	2,748,000	61,433,000
Lianga National Comprehensive High School	25,136,000	1,868,000	27,004,000
Lingig National High School	33,630,000	2,247,000	35,877,000
M. K. Yusingco National High School (Mandus National High School)	10,653,000	739,000	11,392,000
Madrid National High School	50,147,000	2,768,000	52,915,000
Marihatag National High School	14,880,000	855,000	15,735,000
Portlamon Pastor Uy National High School	7,595,000	558,000	8,153,000
Purisima National High School	19,883,000	1,108,000	20,991,000
Salvacion National High School	18,695,000	1,058,000	19,753,000
San Miguel National Comprehensive High School	71,648,000	2,275,000	73,923,000
Solomon P. Lozada National High School	11,184,000	1,096,000	12,280,000
St. Christine National High School	20,071,000	1,465,000	21,536,000
Sto. Niño National High School	20,446,000	1,542,000	21,988,000
Tagasaka National High School	19,066,000	893,000	19,959,000

310	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Tagbina National High School	61,391,000	2,546,000	63,937,000
Tidman National High School	10,882,000	751,000	11,633,000
Unidad National High School	29,557,000	1,960,000	31,517,000

Division of Tandag City	117,662,000	11,802,000	129,464,000

Division Office - Proper	8,276,000	2,729,000	11,005,000
Buenavista National High School	14,418,000	1,561,000	15,979,000
Jacinto P. Elpa National High School	89,404,000	6,782,000	96,186,000
Tandag National Science High School	5,564,000	730,000	6,294,000

Operation of Schools - Senior High School (Grade 11 to Grade 12)	44,611,726,000	6,140,003,000	50,751,729,000

National Capital Region (NCR)	2,756,208,000	847,764,000	3,603,972,000

Central Office	90,000,000	500,000,000	590,000,000
Division of Caloocan	176,409,000	23,268,000	199,677,000

Division Office - Proper	176,409,000	14,127,000	190,536,000
Amparo High School		2,412,000	2,412,000
Bagong Silang High School		1,534,000	1,534,000
Caloocan High School		2,454,000	2,454,000
Caybiga High School		612,000	612,000
M.B. Asistio, Sr. High School		619,000	619,000
M.B. Asistio, Sr. High School Unit 1		933,000	933,000
Tala High School		577,000	577,000

Division of Las Piñas	88,112,000	13,767,000	101,879,000

Division Office - Proper	88,112,000	10,856,000	98,968,000
Golden Acres National High School (Las Piñas National High School - Golden Acres Annex)		1,308,000	1,308,000
Las Piñas National High School (Main)		1,603,000	1,603,000

Division of Makati	84,247,000	5,864,000	90,111,000

Division Office - Proper	84,247,000	3,125,000	87,372,000
Makati High School		2,739,000	2,739,000

Division of Malabon City	85,643,000	4,837,000	90,480,000

Division Office - Proper	85,643,000	2,014,000	87,657,000
Malabon National High School		982,000	982,000
Panghulo National High School		643,000	643,000
Potrero National High School		511,000	511,000
Tinajeros National High School		687,000	687,000

Division of Mandaluyong	113,217,000	22,644,000	135,861,000

Division Office - Proper	113,217,000	11,138,000	124,355,000
Andres Bonifacio Integrated School		2,048,000	2,048,000
Bonifacio Javier National High School		1,081,000	1,081,000
Eulogio Rodriguez Integrated School		1,648,000	1,648,000
Highway Hills Integrated School		2,344,000	2,344,000
Isaac Lopez Integrated School		1,216,000	1,216,000
Jose Fabella Memorial High School		1,110,000	1,110,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	311
DEPARTMENT OF EDUCATION

Mandaluyong High School		2,059,000	2,059,000

Division of Manila	324,057,000	31,096,000	355,153,000

Division Office - Proper	324,057,000	3,098,000	327,155,000
Carlos P. Garcia High School		820,000	820,000
Cayetano Arellano High School		615,000	615,000
Claro M. Recto High School		1,196,000	1,196,000
Doña Teodora Alonzo High School		851,000	851,000
Dr. Juan Nolasco High School		540,000	540,000
Eulogio Rodriguez Vocational High School (EARIST Vocational HS)		1,181,000	1,181,000
F. G. Calderon Integrated School		392,000	392,000
Florentino Torres High School (Torres High School)		698,000	698,000
Gen. Emilio Aguinaldo Integrated School		478,000	478,000
I. Villamor High School		1,715,000	1,715,000
Jose Abad Santos High School		2,476,000	2,476,000
M. Araullo High School (Araullo High School)		1,740,000	1,740,000
Manila High School		770,000	770,000
Manila Science High School		727,000	727,000
Manuel A. Roxas High School		2,566,000	2,566,000
Manuel L. Quezon High School		880,000	880,000
Mariano Marcos Memorial High School		2,080,000	2,080,000
Pres. Sergio Osmeña, Sr. High School		2,253,000	2,253,000
Rajah Soliman Science and Technology High School		2,195,000	2,195,000
Ramon C. Avancena High School		480,000	480,000
T. Paez Integrated School		1,468,000	1,468,000
Tondo High School		1,254,000	1,254,000
Valeriano Fugoso Memorial High School		623,000	623,000

Division of Marikina	136,217,000	14,135,000	150,352,000

Division Office - Proper	136,217,000	4,337,000	140,554,000
Barangka National High School		239,000	239,000
Fortune High School		429,000	429,000
Malanday National High School		829,000	829,000
Marikina High School		3,079,000	3,079,000
Parang High School		2,640,000	2,640,000
Sta. Elena High School		2,030,000	2,030,000
Tañong High School (Marikina High School - Tañong Annex)		552,000	552,000

Division of Muntinlupa	113,903,000	21,482,000	135,385,000

Division Office - Proper	113,903,000	10,936,000	124,839,000
Muntinlupa National High School		10,546,000	10,546,000

Division of Navotas City	79,870,000	9,415,000	89,285,000

Division Office - Proper	79,870,000	2,409,000	82,279,000
Kaunlaran High School		2,142,000	2,142,000
Navotas National High School		1,802,000	1,802,000
San Rafael Technological and Vocational High School		752,000	752,000
San Roque National High School		1,329,000	1,329,000
Tangos National High School		643,000	643,000
Tanza National High School		338,000	338,000

312	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Division of Parañaque	181,977,000	27,441,000	209,418,000

Division Office - Proper	181,977,000	10,316,000	192,293,000
Dr. Arcadio Santos National High School (Main)		935,000	935,000
Parañaque National High School (Main)		16,190,000	16,190,000

Division of Pasay City	125,947,000	19,926,000	145,873,000

Division Office - Proper	125,947,000	2,388,000	128,335,000
Kalayaan National High School		2,803,000	2,803,000
Pasay City East High School		2,680,000	2,680,000
Pasay City National Science High School		473,000	473,000
Pasay City North High School		1,285,000	1,285,000
Pasay City South High School		4,353,000	4,353,000
Pasay City West High School		5,364,000	5,364,000
Philippine National School for the Blind (Philippine School for the Blind)		155,000	155,000
Philippine School for the Deaf		425,000	425,000

Division of Pasig City	239,627,000	35,920,000	275,547,000

Division Office - Proper	239,627,000	14,753,000	254,380,000
Eusebio High School (Rizal High School - Rosario)		3,011,000	3,011,000
Kapitolyo High School (Rizal High School-Kapitolyo)		1,999,000	1,999,000
Pinagbuhatan High School (Rizal High School - Pinagbuhatan)		1,090,000	1,090,000
Rizal Experimental Station & Pilot School of Cottage Industries (RESPSCI)		1,055,000	1,055,000
Rizal High School (Main)		8,719,000	8,719,000
Santolan High School (Rizal High School-Santolan)		953,000	953,000
Sta. Lucia High School		4,340,000	4,340,000

Division of Quezon City	571,586,000	66,251,000	637,837,000

Division Office - Proper	571,586,000	13,210,000	584,796,000
Balara High School		930,000	930,000
Balingasa High School		1,185,000	1,185,000
Camp Gen. Emilio Aguinaldo High School		1,175,000	1,175,000
Carlos L. Albert High School		1,143,000	1,143,000
Commonwealth High School		4,642,000	4,642,000
Corazon C. Aquino National High School		6,104,000	6,104,000
Culiat High School		1,067,000	1,067,000
Don Alejandro Roces, Sr. Science and Technology High School		440,000	440,000
Doña Josefa Jara Martinez Vocational High School		446,000	446,000
Ernesto Rondon High School (Project 6 High School)		1,059,000	1,059,000
Eulogio Rodriguez, Jr. High School		1,808,000	1,808,000
Flora A. Ylagan High School		615,000	615,000
Holy Spirit National High School		1,721,000	1,721,000
Ismael Mathay, Sr. High School (GSIS Village High School)		2,642,000	2,642,000
Juan Sumulong High School		1,285,000	1,285,000
Judge Feliciano Belmonte, Sr. High School		2,317,000	2,317,000
Krus na Ligas High School		716,000	716,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	313
DEPARTMENT OF EDUCATION

Lagro High School (Main)		1,875,000	1,875,000
Manuel Roxas High School		778,000	778,000
NOH School for the Crippled Children		155,000	155,000
New Era High School		1,260,000	1,260,000
North Fairview High School		1,598,000	1,598,000
Novaliches High School (Main)		2,514,000	2,514,000
Quezon City High School		1,360,000	1,360,000
Quezon City Science High School		1,347,000	1,347,000
Quirino High School		2,047,000	2,047,000
Ramon Magsaysay (Cubao) High School		2,402,000	2,402,000
San Bartolome High School		1,258,000	1,258,000
San Francisco High School (Don Mariano Marcos High School)		7,152,000	7,152,000

Division of San Juan City	18,212,000	2,328,000	20,540,000

Division Office - Proper	18,212,000	2,328,000	20,540,000

Division of Taguig and Pateros	132,756,000	28,034,000	160,790,000

Division Office - Proper	132,756,000	8,418,000	141,174,000
Bagumbayan National High School		1,547,000	1,547,000
Benigno “Ninoy” Aquino High School		1,559,000	1,559,000
Fort Bonifacio High School		2,264,000	2,264,000
Makati West High School (Makati Science High School)		762,000	762,000
Pateros National High School		1,264,000	1,264,000
Pitogo High School		975,000	975,000
Sen. Renato “Compañero” Cayetano Memorial Science and Technology High School		882,000	882,000
Signal Village National High School (Signal Village High School)		1,742,000	1,742,000
Taguig National High School		2,790,000	2,790,000
Taguig Science High School		1,075,000	1,075,000
Tipas National High School		1,353,000	1,353,000
Upper Bicutan National High School		1,769,000	1,769,000
Western Bicutan National High School		1,634,000	1,634,000

Division of Valenzuela	194,428,000	21,356,000	215,784,000

Division Office - Proper	194,428,000	8,720,000	203,148,000
Bignay National High School		966,000	966,000
Caruhatan National High School		555,000	555,000
Dalandanan National High School		1,204,000	1,204,000
General T. De Leon National High School		1,382,000	1,382,000
Lawang Bato National High School		1,322,000	1,322,000
Malinta National High School		3,294,000	3,294,000
Mapulang Lupa High School		243,000	243,000
Parada National High School		338,000	338,000
Polo National High School		893,000	893,000
Valenzuela National High School (Main)		2,439,000	2,439,000

Region I - Ilocos	3,038,948,000	350,169,000	3,389,117,000

Division of Alaminos City	67,638,000	8,785,000	76,423,000

Division Office - Proper	67,638,000	1,044,000	68,682,000
Alaminos National High School		5,786,000	5,786,000

314	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Alos National High School		685,000	685,000
San Vicente National High School		492,000	492,000
Telbang National High School		778,000	778,000

Division of Batac City	30,593,000	3,289,000	33,882,000

Division Office - Proper	30,593,000	2,824,000	33,417,000
Batac National High School and Baay Bungon National High School		465,000	465,000

Division of Candon City	39,001,000	5,237,000	44,238,000

Division Office - Proper	39,001,000	1,739,000	40,740,000
Candon National High School		3,498,000	3,498,000

Division of Dagupan City	95,113,000	11,213,000	106,326,000

Division Office - Proper	95,113,000	3,256,000	98,369,000
Bonuan Boquig National High School		1,731,000	1,731,000
Dagupan City National High School		5,271,000	5,271,000
Judge Jose de Venecia, Sr. Technical-Vocational Secondary School		955,000	955,000

Division of Ilocos Norte	217,611,000	28,793,000	246,404,000

Division Office - Proper	217,611,000	8,355,000	225,966,000
Bacarra National Comprehensive High School		2,421,000	2,421,000
Bangui National High School		874,000	874,000
Burgos Agro-Industrial School		685,000	685,000
Cadaratan National High School		372,000	372,000
Caestebanan National High School		208,000	208,000
Caribquib National High School		181,000	181,000
Catagtaguen National High School		320,000	320,000
Davila National High School		367,000	367,000
Dingras National High School & Lt. Edgar Foz Memorial National High School		1,291,000	1,291,000
Dumalneg National High School		241,000	241,000
Ilocos Norte Agricultural College		1,345,000	1,345,000
Luzong National High School		754,000	754,000
Marcos National High School		1,073,000	1,073,000
Nagrebcan National High School		239,000	239,000
Nueva Era National High School		562,000	562,000
Pagsanahan National High School		294,000	294,000
Pagudpud National High School		542,000	542,000
Paoay National High School		973,000	973,000
Pasaleng National High School		312,000	312,000
Piddig National High School		1,001,000	1,001,000
Pinili National High School		1,165,000	1,165,000
San Nicolas National High School		1,926,000	1,926,000
Sarrat National High School		1,254,000	1,254,000
Solsona National High School		1,021,000	1,021,000
Sta. Rosa National High School		760,000	760,000
Wilbur C. Go National High School		257,000	257,000

Division of Ilocos Sur	296,473,000	32,115,000	328,588,000

Division Office - Proper	296,473,000	12,599,000	309,072,000
Burgos National High School		494,000	494,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	315
DEPARTMENT OF EDUCATION

Cabugao National High School		880,000	880,000
Cervantes National High School		1,127,000	1,127,000
Lussoc National High School		866,000	866,000
Magsingal National High School		1,042,000	1,042,000
Naglaoa-an National High School		386,000	386,000
Narvacan National Central High School		3,294,000	3,294,000
San Juan National High School		1,893,000	1,893,000
Santa Maria National High School		1,839,000	1,839,000
Sinait National High School		2,981,000	2,981,000
Suyo National High School		564,000	564,000
Tagudin National High School		2,717,000	2,717,000
Teodoro Hernaez National High School		1,433,000	1,433,000

Division of La Union	399,254,000	45,736,000	444,990,000

Division Office - Proper	399,254,000	18,397,000	417,651,000
Aringay National High School		1,800,000	1,800,000
Bacnotan National High School		2,408,000	2,408,000
Castor Z. Concepcion Memorial National High School		1,813,000	1,813,000
Damortis National High School		807,000	807,000
Don E. De Guzman Memorial National High School		3,191,000	3,191,000
Don Eufemio F. Eriguel Memorial National High School		2,082,000	2,082,000
Doña Francisca Lacsamana Viuda de Ortega Memorial National High School		2,176,000	2,176,000
Luna National High School		1,349,000	1,349,000
Naguilian National High School		2,566,000	2,566,000
President Elpidio Quirino National High School		1,349,000	1,349,000
Regional Science High School, La Union		768,000	768,000
Rosario Integrated School		3,345,000	3,345,000
San Gabriel Vocational High School		498,000	498,000
Sto. Rosario National High School		749,000	749,000
Sto. Tomas National High School		1,273,000	1,273,000
Tubao National High School		1,165,000	1,165,000

Division of Laoag City	76,955,000	9,476,000	86,431,000

Division Office - Proper	76,955,000	810,000	77,765,000
Gabu National High School		490,000	490,000
Ilocos Norte College of Arts and Trades		3,440,000	3,440,000
Ilocos Norte National High School		4,316,000	4,316,000
Ilocos Norte Regional School of Fisheries		420,000	420,000

Division of Pangasinan I	822,452,000	92,969,000	915,421,000

Division Office - Proper	822,452,000	33,200,000	855,652,000
Agno National High School		1,092,000	1,092,000
Anda National High School		550,000	550,000
Balingasay National High School		490,000	490,000
Bangan Oda National High School		427,000	427,000
Bani National High School (San Jose)		641,000	641,000
Basista National High School		1,997,000	1,997,000
Bayambang National High School (Bayambang)		6,646,000	6,646,000
Binabalian National High School		600,000	600,000
Binmaley School of Fisheries (Pangasinan College of Fisheries)		1,353,000	1,353,000
Bolinao School of Fisheries		658,000	658,000
Bued National High School		535,000	535,000

316	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Burgos National High School		909,000	909,000
Calasiao Comprehensive National High School		4,143,000	4,143,000
Camaley National High School		261,000	261,000
Dacap Norte National High School		926,000	926,000
Daniel Maramba National High School		3,801,000	3,801,000
Dulag National High School		745,000	745,000
Dumpay National High School		689,000	689,000
Eguia National High School		457,000	457,000
Enrico T. Prado National High School		718,000	718,000
Estanza National High School		557,000	557,000
Irene Rayos Ombac National High School		886,000	886,000
Labrador National High School		1,831,000	1,831,000
Lasip National High School		812,000	812,000
Luna National High School		502,000	502,000
Macarang National High School		936,000	936,000
Malasiqui National High School		3,206,000	3,206,000
Mangatarem National High School		4,399,000	4,399,000
Mapandan National High School		2,554,000	2,554,000
Olea National High School		666,000	666,000
Pangasinan National High School		5,534,000	5,534,000
Pangasinan School of Arts and Trades		2,439,000	2,439,000
Parayao National High School		635,000	635,000
Payas National High School		555,000	555,000
Pilar National High School		615,000	615,000
Polong National High School		1,472,000	1,472,000
Salomague National High School		502,000	502,000
Sual National High School		2,363,000	2,363,000
Tococ National High School		608,000	608,000
Urbiztondo National High School		569,000	569,000
Zaragoza National High School		490,000	490,000

Division of Pangasinan II	670,019,000	75,042,000	745,061,000

Division Office - Proper	670,019,000	19,559,000	689,578,000
Alejandro F. Oligan National High School		537,000	537,000
Amamperez Agro-Industrial High School		358,000	358,000
Angela Valdez Ramos National High School		955,000	955,000
Antonio P. Villar National High School		639,000	639,000
Arboleda National High School		774,000	774,000
Artacho National High School		484,000	484,000
Balungao National High School		1,063,000	1,063,000
Bautista National High School		2,056,000	2,056,000
Benigno V. Aldana National High School		3,151,000	3,151,000
Bobonan National High School		316,000	316,000
Cabilaoan Agro-Industrial High School		285,000	285,000
Cipriano Primicias Memorial National High School		1,329,000	1,329,000
David National High School		367,000	367,000
Don Ramon E. Costales Memorial National High School		2,965,000	2,965,000
Eastern Pangasinan Agricultural College		1,358,000	1,358,000
Guiling-Coliling National High School		488,000	488,000
Juan G. Macaraeg National High School		2,846,000	2,846,000
Laoac National High School		1,136,000	1,136,000
Lobong National High School		610,000	610,000
Luciano Millan National High School		2,047,000	2,047,000
Mabilao National High School		621,000	621,000
Manaoag National High School		4,015,000	4,015,000
Mangaldan National High School		5,250,000	5,250,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	317
DEPARTMENT OF EDUCATION

Mataas na Paaralang Juan C. Laya		1,889,000	1,889,000
Natividad National High School		903,000	903,000
Pindangan National High School, Alcala		278,000	278,000
Rosales National High School		4,468,000	4,468,000
San Fabian National High School		3,054,000	3,054,000
San Jacinto National High School		1,725,000	1,725,000
San Nicolas East National High School		973,000	973,000
San Quintin National High School		1,510,000	1,510,000
Tayug National High School		3,284,000	3,284,000
Toboy National High School		378,000	378,000
Umingan Central National High School		3,371,000	3,371,000

Division of San Carlos City	114,962,000	11,891,000	126,853,000

Division Office - Proper	114,962,000	4,381,000	119,343,000
Abanon National High School		521,000	521,000
Pangalangan National High School		683,000	683,000
Speaker Eugenio Perez National Agricultural High School		4,247,000	4,247,000
Tandoc National High School		849,000	849,000
Turac National High School		1,210,000	1,210,000

Division of San Fernando City	52,581,000	7,577,000	60,158,000

Division Office - Proper	52,581,000	2,412,000	54,993,000
La Union National High School		5,165,000	5,165,000

Division of Urdaneta City	94,201,000	10,296,000	104,497,000

Division Office - Proper	94,201,000	3,985,000	98,186,000
Badipa National High School		330,000	330,000
Lananpin National High School		849,000	849,000
Palina East National High School		405,000	405,000
Urdaneta City National High School		4,727,000	4,727,000

Division of Vigan City	62,095,000	7,750,000	69,845,000

Division Office - Proper	62,095,000	619,000	62,714,000
Ilocos Sur National High School		7,131,000	7,131,000

Cordillera Administrative Region (CAR)	810,768,000	99,538,000	910,306,000

Division of Abra	106,093,000	12,918,000	119,011,000

Division Office - Proper	106,093,000	8,030,000	114,123,000
Abra High School		1,824,000	1,824,000
Cristina B. Gonzales Memorial High School		734,000	734,000
Manabo National High School		756,000	756,000
Mataragan National Agricultural High School		158,000	158,000
Northern Abra National High School		725,000	725,000
Pilar Rural High School		392,000	392,000
Western Abra National High School		299,000	299,000

Division of Apayao	75,298,000	8,752,000	84,050,000

Division Office - Proper	75,298,000	6,750,000	82,048,000
Apayao National Industrial and Agricultural High School		318,000	318,000

318	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Conner Central National High School		623,000	623,000
Flora National High School		1,061,000	1,061,000

Division of Baguio City	103,454,000	15,248,000	118,702,000

Division Office - Proper	103,454,000	6,113,000	109,567,000
Baguio City National High School		4,006,000	4,006,000
Guisad Valley National High School		1,733,000	1,733,000
Irisan National High School		486,000	486,000
Magsaysay National High School		214,000	214,000
Mil-an National High School		1,117,000	1,117,000
Pines City National High School		1,190,000	1,190,000
Roxas National High School		389,000	389,000

Division of Benguet	196,190,000	26,036,000	222,226,000

Division Office - Proper	196,190,000	10,606,000	206,796,000
Alejo M. Pacalso Memorial National High School		1,727,000	1,727,000
Ampusongan National High School		160,000	160,000
Atok National High School		239,000	239,000
Benguet National High School		4,848,000	4,848,000
Bokod National High School		353,000	353,000
Buguias National High School		224,000	224,000
Governor Bado Dangwa Agro-Industrial School		637,000	637,000
Kamora National High School		465,000	465,000
Kibungan National High School		376,000	376,000
La Trinidad National High School		434,000	434,000
Lepanto National High School		897,000	897,000
Loo National High School		1,611,000	1,611,000
Mankayan National High School		648,000	648,000
Tuba National High School, Nangalisan		446,000	446,000
Tublay School of Home Industries		2,365,000	2,365,000

Division of Ifugao	87,539,000	9,981,000	97,520,000

Division Office - Proper	87,539,000	6,050,000	93,589,000
Banaue National High School		158,000	158,000
Hingyon National High School		155,000	155,000
Lawig National High School		689,000	689,000
Mayoyao National High School		199,000	199,000
Namillangan National High School		303,000	303,000
Sta. Maria National High School		2,427,000	2,427,000

Division of Kalinga	73,016,000	8,157,000	81,173,000

Division Office - Proper	73,016,000	5,750,000	78,766,000
Balbalan Agricultural and Industrial School		418,000	418,000
Pinukpuk Vocational School		926,000	926,000
Rizal National School of Arts and Trades		897,000	897,000
Tanudan Vocational School		166,000	166,000

Division of Mt. Province	93,733,000	9,568,000	103,301,000

Division Office - Proper	93,733,000	5,317,000	99,050,000
Bacarri National Trade-Agricultural School		159,000	159,000
Eastern Bontoc National Agricultural Vocational High School		187,000	187,000
Guinzadan National High School		749,000	749,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	319
DEPARTMENT OF EDUCATION

Mt. Province General Comprehensive High School		1,410,000	1,410,000
Panabungen School of Arts, Trades and Home Industries		160,000	160,000
Paracelis Technical and Vocational High School		297,000	297,000
Serapio Gawan National High School		403,000	403,000
Tadian School of Arts and Trades		886,000	886,000

Division of Tabuk City	75,445,000	8,878,000	84,323,000

Division Office - Proper	75,445,000	2,465,000	77,910,000
Kalinga National High School		2,244,000	2,244,000
Tabuk City National High School		3,851,000	3,851,000
Tuga National High School		318,000	318,000

Region II - Cagayan Valley	2,014,522,000	236,454,000	2,250,976,000

Division of Batanes	24,807,000	2,046,000	26,853,000

Division Office - Proper	24,807,000	776,000	25,583,000
Batanes National Science High School (Batanes National High School)		884,000	884,000
Itbayat National Agricultural High School		230,000	230,000
Sabtang National School of Fisheries		156,000	156,000

Division of Cagayan	605,331,000	70,955,000	676,286,000

Division Office - Proper	605,331,000	46,899,000	652,230,000
Abulug National Rural and Vocational High School		411,000	411,000
Abulug School of Fisheries		353,000	353,000
Alcala Rural School		323,000	323,000
Allacapan Vocational High School		1,605,000	1,605,000
Amulung National High School		1,098,000	1,098,000
Aparri School of Arts and Trades		2,122,000	2,122,000
Baggao National Agricultural School		905,000	905,000
Bukig National Agricultural and Technical School		834,000	834,000
Camalaniugan High School		2,032,000	2,032,000
Claveria Rural and Vocational School		418,000	418,000
Claveria School of Arts and Trades		1,375,000	1,375,000
Enrile Vocational High School		1,088,000	1,088,000
Gattaran National Trade School		1,420,000	1,420,000
Itawes National Agriculture and Technological School		490,000	490,000
Pamplona National School of Fisheries		484,000	484,000
Peñablanca National High School		1,588,000	1,588,000
Sanchez Mira School of Arts and Trades		1,415,000	1,415,000
Solana Fresh Water and Fisheries School		907,000	907,000
Sta. Ana Fishery National High School		1,389,000	1,389,000
Tuao Vocational and Technical School		913,000	913,000
Vicente D. Trinidad National High School		1,146,000	1,146,000
Western Cagayan School of Arts and Trades		1,740,000	1,740,000

Division of Cauayan City	94,003,000	11,101,000	105,104,000

Division Office - Proper	94,003,000	10,511,000	104,514,000
Cauayan City Science and Technology High School		590,000	590,000

320	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Division of Ilagan City	93,902,000	11,500,000	105,402,000

Division Office - Proper	93,902,000	3,434,000	97,336,000
Ilagan West National High School		254,000	254,000
Isabela National High School		5,116,000	5,116,000
Isabela School of Arts and Trades		2,300,000	2,300,000
San Antonio Agricultural High School		396,000	396,000

Division of Isabela	642,951,000	77,502,000	720,453,000

Division Office - Proper	642,951,000	37,759,000	680,710,000
Addalam Region High School		159,000	159,000
Alfreda Albano National High School		884,000	884,000
Alicia National High School, Paddad		2,330,000	2,330,000
Angadanan High School		1,499,000	1,499,000
Benito Soliven National High School		1,339,000	1,339,000
Burgos National High School		473,000	473,000
Cabatuan National High School - Main		1,524,000	1,524,000
Cagasat High School		455,000	455,000
Calanigan National High School		633,000	633,000
Callang National High School - Main		868,000	868,000
Dibuluan National High School		411,000	411,000
Don Mariano Marcos National High School		995,000	995,000
Gamu Rural School		907,000	907,000
Isabela School of Fisheries		272,000	272,000
Jones Rural School		2,070,000	2,070,000
Lalauanan High School		588,000	588,000
Luna National High School		1,096,000	1,096,000
Mabini National High School		299,000	299,000
Muñoz National High School - Main		824,000	824,000
Naguilian National High School		1,645,000	1,645,000
Palanan National High School		959,000	959,000
Quezon National High School - Main		1,696,000	1,696,000
Quirino National High School - Main		1,198,000	1,198,000
Ramon National High School		928,000	928,000
Raniag High School		1,658,000	1,658,000
Regional Science High School (Tumauini National High School - NSEC Regional Science High School)		762,000	762,000
Reina Mercedes Vocational and Industrial School		1,024,000	1,024,000
Rizal Region National High School, Alicia, Isabela		594,000	594,000
San Agustin National High School		555,000	555,000
San Isidro National High School		980,000	980,000
San Jose National High School		770,000	770,000
San Mariano National High School - Main		2,505,000	2,505,000
San Mateo Vocational and Industrial School		1,216,000	1,216,000
San Pablo National High School		760,000	760,000
Sandiat National High School		359,000	359,000
Santa Maria National High School - Main		1,364,000	1,364,000
St. Paul Vocational and Industrial High School		791,000	791,000
Sto. Tomas National High School		1,347,000	1,347,000
Ugad High School		1,006,000	1,006,000

Division of Nueva Vizcaya	270,445,000	28,753,000	299,198,000

Division Office - Proper	270,445,000	8,930,000	279,375,000
Alfonso Castañeda National High School		453,000	453,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	321
DEPARTMENT OF EDUCATION

Aritao National High School		2,370,000	2,370,000
Bagabag National High School		1,289,000	1,289,000
Bambang National High School		2,551,000	2,551,000
Bintawan National High School		1,216,000	1,216,000
Bonfal National High School		663,000	663,000
Diadi National High School		1,331,000	1,331,000
Dupax del Sur National High School		542,000	542,000
Kasibu National Agricultural School		920,000	920,000
Lamo National High School		602,000	602,000
Nansiakan National High School		158,000	158,000
Nueva Vizcaya General Comprehensive High School		3,628,000	3,628,000
Quezon National High School		555,000	555,000
Salinas National High School		191,000	191,000
Solano High School		2,905,000	2,905,000
Uddiawan National High School		449,000	449,000

Division of Quirino	130,960,000	15,939,000	146,899,000

Division Office - Proper	130,960,000	4,965,000	135,925,000
Cabarroguis National School of Arts and Trades		1,547,000	1,547,000
Diffun National High School		2,375,000	2,375,000
Maddela Comprehensive High School		2,317,000	2,317,000
Pinaripad National High School		781,000	781,000
Quirino General High School, Main Campus		2,167,000	2,167,000
Saguday National High School		1,210,000	1,210,000
Victoria High School (Aglipay National High School - Victoria Annex)		577,000	577,000

Division of Santiago City	62,416,000	8,108,000	70,524,000

Division Office - Proper	62,416,000	2,633,000	65,049,000
Cabulay High School		429,000	429,000
Divisoria High School		884,000	884,000
Rizal National High School		903,000	903,000
Santiago City National High School		3,259,000	3,259,000

Division of Tuguegarao City	89,707,000	10,550,000	100,257,000

Division Office - Proper	89,707,000	8,565,000	98,272,000
Gosi National High School		630,000	630,000
Linao National High School		1,355,000	1,355,000

Region III - Central Luzon	4,640,843,000	552,555,000	5,193,398,000

Division of Angeles City	151,303,000	20,185,000	171,488,000

Division Office - Proper	151,303,000	6,919,000	158,222,000
Angeles City National High School		3,689,000	3,689,000
Angeles City National Trade School		2,774,000	2,774,000
Angeles City Science High School		2,286,000	2,286,000
Bonifacio V. Romero Memorial High School		1,283,000	1,283,000
Francisco G. Nepomuceno Memorial High School		2,217,000	2,217,000
Rafael L. Lazatin Memorial High School		1,017,000	1,017,000

Division of Aurora	101,420,000	12,156,000	113,576,000

Division Office - Proper	101,420,000	3,453,000	104,873,000
Aurora National High School		301,000	301,000

322	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Casiguran National High School		756,000	756,000
Dilasag National High School		398,000	398,000
Dingalan National High School		845,000	845,000
Ditumabo National High School		833,000	833,000
E.C. Ronquillo Memorial High School (Quirino National High School)		436,000	436,000
Ibona National High School		594,000	594,000
J.C. Angara Memorial National High School (Dinalungan National High School)		535,000	535,000
Lual National High School		1,420,000	1,420,000
Ma. Aurora National High School		1,034,000	1,034,000
Manggitahan National High School		245,000	245,000
Mucdol National High School		1,306,000	1,306,000

Division of Balanga City	84,292,000	11,351,000	95,643,000

Division Office - Proper	84,292,000	9,390,000	93,682,000
City of Balanga National High School		1,961,000	1,961,000

Division of Bataan	351,652,000	38,971,000	390,623,000

Division Office - Proper	351,652,000	12,732,000	364,384,000
B. Camacho National High School		1,756,000	1,756,000
Balsik National High School		793,000	793,000
Bataan School of Fisheries		1,503,000	1,503,000
E.C. Bernabe National High School - Bagac National High School, Poblacion		1,854,000	1,854,000
Hermosa National High School		1,881,000	1,881,000
Jose C. Payumo, Jr. Memorial High School (Dinalupihan National High School)		1,202,000	1,202,000
Justice Emilio Angeles Gancayco Memorial High School (Orion High School)		1,588,000	1,588,000
Lamao National High School		1,930,000	1,930,000
Limay National High School		2,850,000	2,850,000
Luakan National High School		1,524,000	1,524,000
Magsaysay Integrated School		1,123,000	1,123,000
Morong National High School		1,793,000	1,793,000
Orani National High School (resettlement school)		2,429,000	2,429,000
Pablo Roman National High School		1,729,000	1,729,000
Pagalanggang High School		1,387,000	1,387,000
Samal National High School		897,000	897,000

Division of Bulacan	705,295,000	86,781,000	792,076,000

Division Office - Proper	705,295,000	5,670,000	710,965,000
Aguinaldo J. Santos National High School		1,202,000	1,202,000
Alexis G. Santos National High School		1,453,000	1,453,000
Angat National High School		440,000	440,000
Assemblywoman Felicita G. Bernardino Memorial Trade School		5,474,000	5,474,000
Bajet-Castillo High School		1,267,000	1,267,000
Balagtas National Agricultural High School		1,410,000	1,410,000
Bambang National High School (Iluminada Mendoza-Roxas)		569,000	569,000
Binagbag National High School		502,000	502,000
Bunsuran National High School		2,344,000	2,344,000
Bunsuran National High School Annex (Masagana High School)		635,000	635,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	323
DEPARTMENT OF EDUCATION

Calawitan National High School	459,000	459,000
Calawitan National High School Annex (Akle High School)	661,000	661,000
Calumpit National High School	1,713,000	1,713,000
Cambaog National High School	681,000	681,000
Caniogan High School	429,000	429,000
Carlos F. Gonzales High School (Maguinao Cruz Na Daan NHS)	3,396,000	3,396,000
Catmon National High School	911,000	911,000
Dampol 1st National High School	687,000	687,000
Dampol 2nd National High School	687,000	687,000
Dampol 2nd National High School Annex (Sta. Lucia)	973,000	973,000
Dampol 2nd National High School Annex (Sta. Peregrina)	1,148,000	1,148,000
Doña Candelaria Duque Meneses High School	739,000	739,000
Dr. Felipe de Jesus High School	156,000	156,000
Engr. Virgilio V. Dionisio Memorial School	515,000	515,000
F. F. Halili National Agricultural School	1,557,000	1,557,000
Felizardo C. Lipana Memorial High School (Sta. Rita High School)	946,000	946,000
Frances High School	595,000	595,000
Guiguinto National Vocational High School	3,886,000	3,886,000
Iba National High School	1,318,000	1,318,000
Jaime J. Vistan High School	161,000	161,000
John J. Russel Memorial High School (Sibul National High School)	1,758,000	1,758,000
Jose J. Mariano Memorial High School	343,000	343,000
Julian B. Sumbillo High School	517,000	517,000
Laura de Leon Halili High School	776,000	776,000
Lolomboy National High School	1,096,000	1,096,000
Maronquillo National High School	515,000	515,000
Mayor Ramon Trillana Memorial High School (Iba National High School - Hagonoy High School)	1,707,000	1,707,000
Mayor Ramon Trillana Memorial High School (Iba National High School) - San Pedro	2,531,000	2,531,000
Minuyan National High School	1,242,000	1,242,000
North Hills Village High School	351,000	351,000
Norzagaray National High School	1,835,000	1,835,000
Obando School of Fisheries	155,000	155,000
Parada National High School	1,177,000	1,177,000
Partida High School	721,000	721,000
Prenza National High School	3,247,000	3,247,000
President Diosdado P. Macapagal Memorial High School	1,333,000	1,333,000
Pulong Buhangin National High School	2,786,000	2,786,000
Salapungan National High School	453,000	453,000
San Francisco Xavier High School	475,000	475,000
San Ildefonso National High School	2,525,000	2,525,000
San Miguel National High School	7,192,000	7,192,000
San Rafael National Trade School	1,559,000	1,559,000
San Roque National High School (Kapitangan National High School Annex - San Roque)	1,019,000	1,019,000
Sta. Maria National High School (Sta. Maria Agro-Industrial High School)	1,169,000	1,169,000
Sta. Monica National High School	743,000	743,000
Sto. Niño High School	318,000	318,000
Sullivan National High School	739,000	739,000
Taal High School	2,099,000	2,099,000

324	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Taliptip National High School		460,000	460,000
Tiaong National High School		338,000	338,000
Vedasto R. Santiago High School		1,959,000	1,959,000
Virginia Ramirez Cruz National High School		1,059,000	1,059,000

Division of Cabanatuan City	95,744,000	10,014,000	105,758,000

Division Office - Proper	95,744,000	960,000	96,704,000
Camp Tinio National High School		1,821,000	1,821,000
Cesar E. Vergara Memorial High School		573,000	573,000
Eastern Cabu National High School		795,000	795,000
Honorato C. Perez, Sr. Memorial Science High School (Cabanatuan City Science High School)		1,032,000	1,032,000
Marciano del Rosario National High School		1,685,000	1,685,000
Mayapyap National High School		1,430,000	1,430,000
San Josef National High School		1,718,000	1,718,000

Division of Gapan City	71,032,000	9,008,000	80,040,000

Division Office - Proper	71,032,000	693,000	71,725,000
Cristina David Pascual National High School		301,000	301,000
Juan R. Liwag Memorial National High School		5,219,000	5,219,000
San Nicolas High School		623,000	623,000
San Roque National High School		1,192,000	1,192,000
Sta. Cruz National High School		980,000	980,000

Division of Mabalacat City	54,560,000	7,096,000	61,656,000

Division Office - Proper	54,560,000	4,034,000	58,594,000
Mabalacat National High School		1,378,000	1,378,000
Madapdap Resettlement High School		1,684,000	1,684,000

Division of Malolos City	79,600,000	10,818,000	90,418,000

Division Office - Proper	79,600,000	2,474,000	82,074,000
Bulihan National High School		157,000	157,000
Malolos Marine Fishery School and Laboratory		1,048,000	1,048,000
Marcelo H. Del Pilar National High School		7,139,000	7,139,000

Division of Meycauayan City	43,183,000	4,871,000	48,054,000

Division Office - Proper	43,183,000	1,800,000	44,983,000
Meycauayan National High School		3,071,000	3,071,000

Division of Muñoz Science City	60,161,000	6,933,000	67,094,000

Division Office - Proper	60,161,000	595,000	60,756,000
Muñoz National High School		5,271,000	5,271,000
Muñoz National High School Annex		1,067,000	1,067,000

Division of Nueva Ecija	779,343,000	89,846,000	869,189,000

Division Office - Proper	779,343,000	33,198,000	812,541,000
Agbanawag National High School		266,000	266,000
Aliaga National High School		2,363,000	2,363,000
Bartolome Sangalang National High School		3,071,000	3,071,000
Bicos National High School		185,000	185,000
Cabucbucan National High School		252,000	252,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	325
DEPARTMENT OF EDUCATION

Calaba National High School	579,000	579,000
Canaan East National High School	214,000	214,000
Carmen National High School	654,000	654,000
Carranglan National High School	768,000	768,000
Cuyapo National High School	1,771,000	1,771,000
Digdig High School	369,000	369,000
Doña Juana Chioco National High School	2,425,000	2,425,000
Dr. Jose Lapuz Salonga High School (San Mariano National High School Annex)	664,000	664,000
Dr. Ramon de Santos National High School	2,010,000	2,010,000
Eduardo Joson Memorial High School	1,817,000	1,817,000
Exequiel R. Lina National High School	1,476,000	1,476,000
Gabaldon Vocational Agriculture High School	1,300,000	1,300,000
Galvan High School	696,000	696,000
Gen. Mamerto Natividad National High School (Talabutab National High School Annex I)	1,289,000	1,289,000
General Luna National High School	528,000	528,000
General Tinio National High School	2,363,000	2,363,000
Hilario E. Hermosa Memorial High School	612,000	612,000
Jorge M. Padilla National High School	411,000	411,000
Julia Ortiz Luis National High School	2,026,000	2,026,000
Lino Bernardo High School (Bago National High School)	521,000	521,000
Macabaclay National High School	646,000	646,000
Magpapalayok National High School	469,000	469,000
Maligaya National High School	502,000	502,000
Mallorca National High School	648,000	648,000
Palayan City National High School	2,188,000	2,188,000
Pantabangan National High School	758,000	758,000
Peñaranda National High School	1,731,000	1,731,000
Putlod - San Jose National High School	1,132,000	1,132,000
Putlod - San Jose National High School Annex	708,000	708,000
Restituto B. Peria High School (Bibiclat National High School)	363,000	363,000
Ricardo Dizon Canlas Agricultural School	535,000	535,000
Rio-Chico National High School	575,000	575,000
Rizal National High School	1,939,000	1,939,000
San Anton National High School	451,000	451,000
San Francisco National High School	1,039,000	1,039,000
San Mariano National High School (San Francisco High School Annex)	822,000	822,000
San Ricardo National High School	1,789,000	1,789,000
Sibul National High School	533,000	533,000
Sta. Rita National High School	218,000	218,000
Sta. Rosa High School	1,347,000	1,347,000
Sto. Domingo National Trade School	2,434,000	2,434,000
Sto. Rosario National High School, Sta. Rosa	706,000	706,000
Talabutab Norte National High School	604,000	604,000
Talugtug National High School (Osmeña-Roxas National High School)	1,156,000	1,156,000
Teodoro A. Dionisio National High School	571,000	571,000
Triala National High School	544,000	544,000
V. R. Bumanlag High School (Sto. Tomas National High School)	513,000	513,000
Vaca Valley National High School	531,000	531,000
Zaragoza National High School	2,566,000	2,566,000

326	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Division of Olongapo City	67,906,000	8,732,000	76,638,000

Division Office - Proper	67,906,000	7,178,000	75,084,000
Kalalake National High School		858,000	858,000
Regional Science High School		696,000	696,000

Division of Pampanga	690,013,000	77,026,000	767,039,000

Division Office - Proper	690,013,000	15,733,000	705,746,000
Anao National High School		436,000	436,000
Andres M. Luciano High School		1,065,000	1,065,000
Apalit High School		762,000	762,000
Arayat National High School		654,000	654,000
Bahay Pare National High School		1,578,000	1,578,000
Balitucan National High School		555,000	555,000
Balucuc National High School		617,000	617,000
Basa Air Base National High School		1,663,000	1,663,000
Becuran National High School		1,412,000	1,412,000
Betis National High School		1,285,000	1,285,000
Caduang Tete National High School		1,009,000	1,009,000
Camba National High School		1,638,000	1,638,000
Cansinala National High School		382,000	382,000
De La Paz Libutad National High School		569,000	569,000
Diosdado Macapagal High School		1,344,000	1,344,000
Diosdado Macapagal Memorial High School		1,649,000	1,649,000
Dolores National High School, Magalang		349,000	349,000
Emigdio A. Bondoc High School, San Luis		743,000	743,000
Floridablanca National Agricultural School		1,048,000	1,048,000
Guillermo D. Mendoza National High School		515,000	515,000
Gutad National High School		694,000	694,000
Justino Sevilla High School (Mangga-Cacutud National High School)		2,807,000	2,807,000
Lubao Vocational High School		1,596,000	1,596,000
Malino National High School		727,000	727,000
Mexico National High School		718,000	718,000
Natividad National High School		465,000	465,000
Natividad National High School - Pulungmasle National High School Annex (Pulungmasle National High School)		540,000	540,000
Pagyuruan National High School (Paguiruan High School)		326,000	326,000
Pandacaque Resettlement School (D.J. Gonzales National High School)		2,578,000	2,578,000
Pasig National High School		2,195,000	2,195,000
Porac Model Community High School (resettlement school)		1,563,000	1,563,000
Porac National High School		1,322,000	1,322,000
Potrero National High School		1,291,000	1,291,000
Pulong Santol National High School		1,561,000	1,561,000
Pulong Santol National High School - Porac High School - Sta. Cruz Annex 2		1,179,000	1,179,000
Remedios National High School		615,000	615,000
Salapungan National High School		650,000	650,000
San Isidro National High School, San Luis		473,000	473,000
San Isidro National High School, Sta. Ana		320,000	320,000
San Juan National High School, Mexico		2,359,000	2,359,000
San Juan-San Luis National High School Annex (San Carlos)		772,000	772,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	327
DEPARTMENT OF EDUCATION

San Matias National High School		2,801,000	2,801,000
San Pablo 2nd National High School		1,249,000	1,249,000
San Pedro National High School		332,000	332,000
San Roque Dau National High School		1,582,000	1,582,000
San Vicente National High School		1,316,000	1,316,000
San Vicente Pilot School for Philippine Craftsmen		781,000	781,000
San Vicente-San Francisco National High School		829,000	829,000
Sta. Ana National High School		621,000	621,000
Sta. Cruz Integrated School		1,103,000	1,103,000
Sta. Lucia National High School, Masantol		1,673,000	1,673,000
Sta. Maria National High School, Minalin		1,090,000	1,090,000
Sta. Maria National High School, Macabebe		737,000	737,000
Sto. Rosario National High School		807,000	807,000
Sto. Tomas National High School, Sasmuan		703,000	703,000
Talang National High School		270,000	270,000
Tinajero National High School -Sta. Lucia High School Annex		1,375,000	1,375,000

Division of San Fernando City	138,659,000	19,234,000	157,893,000

Division Office - Proper	138,659,000	6,762,000	145,421,000
Pampanga National High School		11,152,000	11,152,000
Sindalan National High School		1,320,000	1,320,000

Division of San Jose City	67,148,000	8,380,000	75,528,000

Division Office - Proper	67,148,000	3,186,000	70,334,000
San Jose City National High School (formerly Constancio Padilla National High School)		5,194,000	5,194,000

Division of San Jose del Monte City	148,149,000	18,294,000	166,443,000

Division Office - Proper	148,149,000	5,510,000	153,659,000
Graceville National High School		725,000	725,000
Minuyan National High School		415,000	415,000
Paradise Farm National High School		1,974,000	1,974,000
San Jose del Monte National High School		2,085,000	2,085,000
San Jose del Monte National Trade School		1,652,000	1,652,000
San Martin National High School (San Martin High School)		1,413,000	1,413,000
Sapang Palay National High School		4,202,000	4,202,000
Towerville High School		318,000	318,000

Division of Tarlac	607,755,000	70,806,000	678,561,000

Division Office - Proper	607,755,000	16,732,000	624,487,000
Anao National High School		701,000	701,000
Aringin National High School		353,000	353,000
Balaoang National High School		606,000	606,000
Benigno S. Aquino National High School		6,317,000	6,317,000
Bilad High School (resettlement school)		880,000	880,000
Caluluan National High School		1,258,000	1,258,000
Camiling School of Home Industries		583,000	583,000
Corazon C. Aquino High School		2,788,000	2,788,000
Dapdap High School (resettlement school)		2,703,000	2,703,000
Eduardo Cojuangco National Vocational High School (Tarlac National Vocational High School)		1,742,000	1,742,000
Estipona National High School		731,000	731,000

328	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Guevarra National High School		1,065,000	1,065,000
La Paz National High School		1,875,000	1,875,000
Lawy National High School		376,000	376,000
Mababanaba National High School		1,115,000	1,115,000
Marawi National High School		583,000	583,000
Moncada National High School		1,609,000	1,609,000
Nambalan National High School		506,000	506,000
O’Donnel High School (resettlement school)		2,613,000	2,613,000
O’Donnel National High School		1,146,000	1,146,000
Padapada National High School		1,536,000	1,536,000
Ramos National High School		1,347,000	1,347,000
San Felipe National High School		770,000	770,000
San Julian-Sta. Maria National High School		380,000	380,000
San Pedro National High School		791,000	791,000
San Roque National High School		2,434,000	2,434,000
Sto. Domingo National High School (Capas High School)		4,235,000	4,235,000
Tagumbao National High School		429,000	429,000
Tarlac National High School		8,972,000	8,972,000
Victoria National High School		3,051,000	3,051,000
Villa Aglipay National High School		579,000	579,000

Division of Tarlac City	91,397,000	9,370,000	100,767,000

Division Office - Proper	91,397,000	4,233,000	95,630,000
Alvindia-Aguso National High School		455,000	455,000
Amucao National High School		552,000	552,000
Central Azucarera De Tarlac National High School		683,000	683,000
Maliwalo National High School		2,264,000	2,264,000
San Manuel National High School		1,183,000	1,183,000

Division of Zambales	252,231,000	32,683,000	284,914,000

Division Office - Proper	252,231,000	6,185,000	258,416,000
Amungan National High School		625,000	625,000
Bani National High School		289,000	289,000
Botolan National High School		959,000	959,000
Cabangan National High School		1,187,000	1,187,000
Candelaria School of Fisheries		266,000	266,000
Castillejos National High School		2,231,000	2,231,000
Gov. Manuel D. Barretto National High School		562,000	562,000
Guisguis National High School		490,000	490,000
Jesus F. Magsaysay High School (Zambales NHS Annex)		290,000	290,000
Jesus F. Magsaysay Tech. Voc. HS - Jesus
F. Magsaysay High School		689,000	689,000
La Paz National High School		847,000	847,000
Lawis National High School		473,000	473,000
Lipay High School		1,194,000	1,194,000
Locloc National High School		492,000	492,000
Mena Memorial National High School (Bolitoc National High School)		183,000	183,000
New Taugtog National High School		305,000	305,000
Pamibian Integrated School		561,000	561,000
Panan National High School		276,000	276,000
Rofulo M. Landa Memorial High School (Salaza National High School)		1,015,000	1,015,000
San Agustin High School		403,000	403,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	329
DEPARTMENT OF EDUCATION

San Antonio National High School		1,134,000	1,134,000
San Guillermo National High School		1,619,000	1,619,000
San Miguel National High School		494,000	494,000
San Rafael Technical Vocational High School (Maloma National High School - San Rafael High School)		386,000	386,000
Sta. Cruz National High School		312,000	312,000
Sta. Cruz South High School		155,000	155,000
Subic National High School		5,067,000	5,067,000
Taltal National High School		766,000	766,000
Zambales National High School		3,228,000	3,228,000

Region IVA - CALABARZON	4,886,759,000	634,262,000	5,521,021,000

Division of Antipolo City	217,093,000	27,018,000	244,111,000

Division Office - Proper	217,093,000	12,006,000	229,099,000
Marcelino M. Santos National High School		882,000	882,000
Maximo L. Gatlabayan Memorial National High School		1,252,000	1,252,000
Mayamot National High School		5,350,000	5,350,000
San Isidro National High School		1,831,000	1,831,000
San Jose National High School		3,884,000	3,884,000
San Roque National High School		1,813,000	1,813,000

Division of Bacoor City	88,675,000	11,242,000	99,917,000

Division Office - Proper	88,675,000	11,242,000	99,917,000

Division of Batangas	830,402,000	106,667,000	937,069,000

Division Office - Proper	830,402,000	76,215,000	906,617,000
Anselmo A. Sandoval Memorial National High School		2,896,000	2,896,000
Bauan National Agricultural and Vocational High School		725,000	725,000
Bauan Technical Integrated High School		5,902,000	5,902,000
Baybayin National High School		1,335,000	1,335,000
Buhaynasapa Integrated National High School		1,406,000	1,406,000
Dagatan Integrated National High School		1,512,000	1,512,000
Dr. Juan A. Pastor Integrated National High School		3,330,000	3,330,000
Laiya Integrated National High School		1,663,000	1,663,000
Padre Garcia Integrated National High School		2,348,000	2,348,000
Palahanan Integrated National High School		1,557,000	1,557,000
Pansol Integrated National High School		1,574,000	1,574,000
Rosario Integrated National High School		1,101,000	1,101,000
Sico 1.0 Integrated National High School		928,000	928,000
Sta. Teresita National High School		1,084,000	1,084,000
Taysan National High School		2,217,000	2,217,000
Tipas Integrated National High School		874,000	874,000

Division of Batangas City	100,104,000	16,739,000	116,843,000

Division Office - Proper	100,104,000	9,401,000	109,505,000
Balete Integrated School		312,000	312,000
Banaba West Integrated School		692,000	692,000
Batangas City Integrated High School		3,210,000	3,210,000
Natalia V. Ramos Memorial Integrated School		486,000	486,000

330	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Paharang Integrated School		633,000	633,000
Pedro S. Tolentino Memorial Integrated School		716,000	716,000
Pinamukan Integrated School		776,000	776,000
Tabangao Integrated School		513,000	513,000

Division of Biñan City	111,954,000	9,351,000	121,305,000

Division Office - Proper	111,954,000	3,935,000	115,889,000
Biñan National High School - Main		5,107,000	5,107,000
St. Francis National High School		309,000	309,000

Division of Cabuyao City	58,307,000	5,827,000	64,134,000

Division Office - Proper	58,307,000	3,041,000	61,348,000
Bigaa Integrated National High School		309,000	309,000
Cabuyao Integrated National High School		995,000	995,000
Southville I Integrated National High School		1,482,000	1,482,000

Division of Calamba City	153,567,000	18,494,000	172,061,000

Division Office - Proper	153,567,000	3,247,000	156,814,000
Calamba Bayside Integrated School		1,692,000	1,692,000
Calamba Integrated School		1,490,000	1,490,000
Camp Vicente Lim Integrated School		2,994,000	2,994,000
Kapayapaan Integrated School		2,489,000	2,489,000
Lecheria Integrated School		787,000	787,000
Looc Integrated School		874,000	874,000
Makiling Integrated School		1,715,000	1,715,000
Palo Alto Integrated School		1,273,000	1,273,000
Punta Integrated School		1,933,000	1,933,000

Division of Cavite	591,629,000	76,529,000	668,158,000

Division Office - Proper	591,629,000	15,267,000	606,896,000
Alfonso Integrated High School		872,000	872,000
Amadeo National High School		1,782,000	1,782,000
Amaya School of Home Industries		4,015,000	4,015,000
Bagbag National High School (Ligtong National High School)		712,000	712,000
Bendita National High School		712,000	712,000
Bucal National Integrated School		2,763,000	2,763,000
Bulihan Integrated National High School		3,824,000	3,824,000
Cavite Science Integrated School		756,000	756,000
Emiliano Tria Tirona Memorial National Integrated High School		4,611,000	4,611,000
Francisco Osorio Integrated Senior High School		561,000	561,000
Francisco P. Tolentino Integrated High School		866,000	866,000
Gen. Emilio Aguinaldo - Bailen Integrated School		936,000	936,000
Gen. Mariano Alvarez Technical High School		8,030,000	8,030,000
Gen. Vito Belarmino Integrated National High School		1,339,000	1,339,000
Kaytitinga Integrated School		621,000	621,000
Lucsuhin Integrated School		1,130,000	1,130,000
Lumampong Integrated National High School		488,000	488,000
Lumil Integrated National High School		1,110,000	1,110,000
Munting Ilog Integrated National High School		1,015,000	1,015,000
Naic Coastal Integrated National High School		509,000	509,000
Naic Integrated National High School		2,815,000	2,815,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	331
DEPARTMENT OF EDUCATION

San Jose Community High School		1,673,000	1,673,000
Tagaytay City National High School - Integrated Senior High School		1,349,000	1,349,000
Tagaytay City Science National High School - Integrated Senior High School		3,160,000	3,160,000
Tanza National Comprehensive High School		6,535,000	6,535,000
Tanza National Trade School		7,735,000	7,735,000
Ternate Integrated National High School		959,000	959,000
Ternate West National High School		384,000	384,000

Division of Cavite City	51,075,000	6,871,000	57,946,000

Division Office - Proper	51,075,000		51,075,000
Cavite National High School		5,392,000	5,392,000
Sangley Point National High School		1,479,000	1,479,000

Division of Dasmariñas City	171,073,000	23,700,000	194,773,000

Division Office - Proper	171,073,000	10,132,000	181,205,000
Congressional Integrated High School		2,940,000	2,940,000
Dasmariñas East Integrated High School		1,552,000	1,552,000
Dasmariñas Integrated High School		9,076,000	9,076,000

Division of General Trias City	71,762,000	12,152,000	83,914,000

Division Office - Proper	71,762,000	8,307,000	80,069,000
Gov. Ferrer Memorial Integrated National High School		2,229,000	2,229,000
Santiago Integrated National High School		1,616,000	1,616,000

Division of Imus City	76,399,000	10,735,000	87,134,000

Division Office - Proper	76,399,000	10,735,000	87,134,000

Division of Laguna	431,143,000	52,024,000	483,167,000

Division Office - Proper	431,143,000	30,873,000	462,016,000
Alaminos Integrated National High School		1,260,000	1,260,000
Balian National High School		1,842,000	1,842,000
Cristobal S. Conducto Memorial Integrated National High School		1,281,000	1,281,000
Don Manuel Rivera Memorial Integrated National High School		581,000	581,000
Famy National Integrated High School		1,696,000	1,696,000
Kabulusan Integrated National High School		889,000	889,000
Mabitac Integrated National High School		478,000	478,000
Masaya Integrated National High School		776,000	776,000
Nicolas L. Galvez Memorial Integrated National High School		1,640,000	1,640,000
Pagsanjan Integrated Senior High School		783,000	783,000
Plaridel Integrated High School		2,549,000	2,549,000
San Francisco Integrated National High School		159,000	159,000
Siniloan Integrated National High School		3,022,000	3,022,000
Sta. Catalina Integrated National High School		1,413,000	1,413,000
Sta. Maria Integrated High School		1,802,000	1,802,000
Talangan Integrated National High School		980,000	980,000

332	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Division of Lipa City	103,807,000	18,421,000	122,228,000

Division Office - Proper	103,807,000	4,963,000	108,770,000
Bolbok Integrated National High School		1,207,000	1,207,000
Bugtongnapulo Integrated National High School		394,000	394,000
Bulacnin Integrated National High School		749,000	749,000
Fernando Air Base Integrated National High School		2,699,000	2,699,000
Inosluban-Marawoy Integrated National High School		2,925,000	2,925,000
Lodlod Integrated National High School		681,000	681,000
Lumbang Integrated National High School		648,000	648,000
Pinagkawitan Integrated National High School		1,382,000	1,382,000
Pinagtongulan Integrated National High School		1,103,000	1,103,000
San Celestino Integrated National High School		1,055,000	1,055,000
San Isidro Integrated National High School		615,000	615,000

Division of Lucena City	52,705,000	6,660,000	59,365,000

Division Office - Proper	52,705,000	760,000	53,465,000
Cotta National High School		625,000	625,000
Gulang-Gulang National High School		1,574,000	1,574,000
Lucena City National High School		2,416,000	2,416,000
Lucena Dalahican National High School		1,285,000	1,285,000

Division of Quezon	984,414,000	116,056,000	1,100,470,000

Division Office - Proper	984,414,000	33,660,000	1,018,074,000
Abuyon National High School		812,000	812,000
Alabat Island National High School		2,001,000	2,001,000
Amontay National High School		752,000	752,000
Atimonan National Comprehensive High School		1,904,000	1,904,000
Binulasan Integrated School		988,000	988,000
Bondoc Peninsula Agricultural High School		1,858,000	1,858,000
Buenavista National High School		1,364,000	1,364,000
Bukal Sur National High School		643,000	643,000
Burdeos National High School		913,000	913,000
Cabay National High School		314,000	314,000
Calauag National High School		1,377,000	1,377,000
Canda National High School		681,000	681,000
Concepcion National High School		422,000	422,000
Dagatan National High School		1,061,000	1,061,000
Dolores Macasaet National High School		1,295,000	1,295,000
Dr. Maria D. Pastrana National High School		3,126,000	3,126,000
Dr. Panfilo Castro National High School		862,000	862,000
Elias A. Salvador National High School		1,059,000	1,059,000
Godofredo M. Tan Integrated School of Arts and Trades		1,738,000	1,738,000
Gumaca National High School		4,289,000	4,289,000
Hondagua National High School		714,000	714,000
Infanta National High School		4,052,000	4,052,000
Lamon Bay School of Fisheries		363,000	363,000
Libo National High School		359,000	359,000
Lopez National Comprehensive High School		3,946,000	3,946,000
Lusacan National High School		1,627,000	1,627,000
Lutucan Integrated National High School		3,593,000	3,593,000
Magallanes National High School		661,000	661,000
Malinao Ilaya Integrated National High School		413,000	413,000
Manuel S. Enverga Memorial School of Arts and Trades		1,565,000	1,565,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	333
DEPARTMENT OF EDUCATION

Marcial B. Villanueva National High School		1,081,000	1,081,000
Olongtao National High School		1,572,000	1,572,000
Paaralang Sekundarya ng Heneral Nakar		1,318,000	1,318,000
Paaralang Sekundarya ng Lucban Integrated School		2,427,000	2,427,000
Pagbilao Grande Island National High School		617,000	617,000
Pagbilao National High School		1,353,000	1,353,000
Pagsangahan National High School		480,000	480,000
Paiisa National High School		648,000	648,000
Patnanungan National High School		801,000	801,000
Perez National High School		901,000	901,000
Polillo National High School		1,353,000	1,353,000
Quezon National High School		5,368,000	5,368,000
Recto Memorial National High School		3,643,000	3,643,000
San Andres National High School		2,255,000	2,255,000
San Antonio National High School		935,000	935,000
San Isidro National High School, Catanauan		836,000	836,000
San Isidro National High School, General Luna		891,000	891,000
Silangang Malicboy National High School		608,000	608,000
Sta. Catalina National High School		1,912,000	1,912,000
Sto. Domingo National High School		1,072,000	1,072,000
Tagkawayan National High School		2,308,000	2,308,000
Talipan National High School		2,390,000	2,390,000
Tongohin National High School		926,000	926,000
Ungos Integrated National High School		770,000	770,000
Unisan Integrated National High School		1,179,000	1,179,000

Division of Rizal	521,865,000	74,132,000	595,997,000

Division Office - Proper	521,865,000	39,117,000	560,982,000
Abuyod National High School		654,000	654,000
Angono National High School		5,014,000	5,014,000
Antonio C. Esguerra Memorial National High School		1,337,000	1,337,000
Bagumbong National High School		359,000	359,000
Bayugo National High School		367,000	367,000
Carlos “Botong” Francisco Memorial
National High School		878,000	878,000
Catalino D. Salazar National High School		1,052,000	1,052,000
Don Jose Ynares Memorial National High School		2,399,000	2,399,000
Jala-jala National High School		382,000	382,000
Janosa National High School		953,000	953,000
Malaya National High School		473,000	473,000
Margarito Duavit Memorial National High School (Vicente Madrigal - Pilapila Extension)		1,760,000	1,760,000
Morong National High School		3,898,000	3,898,000
Pantay Integrated High School		1,306,000	1,306,000
Pililla National High School		1,665,000	1,665,000
Quisao Integrated National High School		509,000	509,000
Rizal National Science High School		961,000	961,000
Sampaloc National High School		1,349,000	1,349,000
San Guillermo National High School		358,000	358,000
Silangan National High School		1,842,000	1,842,000
Teresa National High School		2,514,000	2,514,000
Vicente Madrigal National High School		4,985,000	4,985,000

Division of San Pablo City	69,329,000	12,717,000	82,046,000

Division Office - Proper	69,329,000	8,840,000	78,169,000

334	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Col. Lauro D. Dizon Memorial Integrated High School		214,000	214,000
San Bartolome Integrated High School		637,000	637,000
San Cristobal Integrated High School		663,000	663,000
San Jose Integrated High School		160,000	160,000
San Pablo City Integrated High School		999,000	999,000
San Vicente Integrated High School		467,000	467,000
Santisimo Rosario Integrated High School		737,000	737,000

Division of San Pedro City	29,618,000	6,747,000	36,365,000

Division Office - Proper	29,618,000	2,747,000	32,365,000
San Pedro Relocation Center National High School - Main Campus		4,000,000	4,000,000

Division of Sta. Rosa City	78,828,000	8,284,000	87,112,000

Division Office - Proper	78,828,000	4,328,000	83,156,000
Aplaya National High School		918,000	918,000
Balibago National High School		506,000	506,000
Don Jose National High School		860,000	860,000
Sta. Rosa Science and Technology High School		980,000	980,000
Sto. Domingo National High School		692,000	692,000

Division of Sto. Tomas City		3,622,000	3,622,000

Division Office - Proper		2,888,000	2,888,000
Sta. Clara Integrated National High School		734,000	734,000

Division of Tanauan City	53,368,000	3,688,000	57,056,000

Division Office - Proper	53,368,000	440,000	53,808,000
Pantay Integrated High School		297,000	297,000
Tanauan City Integrated High School		2,370,000	2,370,000
Tanauan School of Fisheries		581,000	581,000

Division of Tayabas City	39,642,000	6,586,000	46,228,000

Division Office - Proper	39,642,000	2,228,000	41,870,000
Luis Palad Integrated High School		4,358,000	4,358,000

Region IVB - MIMAROPA	1,763,590,000	225,225,000	1,988,815,000

Division of Calapan City	85,442,000	11,002,000	96,444,000

Division Office - Proper	85,442,000	1,232,000	86,674,000
Canubing I National High School		1,070,000	1,070,000
Community Vocational High School		595,000	595,000
Managpi National High School		484,000	484,000
Oriental Mindoro National High School		7,119,000	7,119,000
Pedro V. Panaligan Memorial National High School (Jose J. Leido, Jr. Memorial NHS - Comunal Annex)		502,000	502,000

Division of Marinduque	130,795,000	16,180,000	146,975,000

Division Office - Proper	130,795,000	7,130,000	137,925,000
Bangbang National High School		681,000	681,000
Bognuyan National High School		537,000	537,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	335
DEPARTMENT OF EDUCATION

Buenavista National High School		903,000	903,000
Landy National High School		992,000	992,000
Makapuyat National High School		1,101,000	1,101,000
Marinduque National High School		4,681,000	4,681,000
Tigwi National High School		155,000	155,000

Division of Occidental Mindoro	250,901,000	35,065,000	285,966,000

Division Office - Proper	250,901,000	5,590,000	256,491,000
Abra de Ilog National High School		1,073,000	1,073,000
Calintaan National High School		1,079,000	1,079,000
Central National High School (San Jose
National High School Annex)		1,154,000	1,154,000
Iling National High School		625,000	625,000
Ligaya National High School		1,042,000	1,042,000
Looc National School of Fisheries		197,000	197,000
Lubang Integrated School		907,000	907,000
Lubang Vocational High School		361,000	361,000
Magsaysay National High School		2,624,000	2,624,000
Occidental Mindoro National High School		4,895,000	4,895,000
Paluan National High School		743,000	743,000
Pedro T. Mendiola, Sr. Memorial National High School (Mina de Oro National High School)		1,904,000	1,904,000
Rizal National High School		2,394,000	2,394,000
Sablayan National Comprehensive High School		3,830,000	3,830,000
San Jose National Agricultural and Industrial High School		1,143,000	1,143,000
San Jose National High School		3,323,000	3,323,000
San Vicente National High School		597,000	597,000
Sta. Cruz National High School		1,584,000	1,584,000

Division of Oriental Mindoro	367,480,000	43,554,000	411,034,000

Division Office - Proper	367,480,000	11,667,000	379,147,000
Alcadesma National High School		731,000	731,000
Aurelio Arago Memorial National High School		1,443,000	1,443,000
Aurora National High School		928,000	928,000
Baco National High School		1,345,000	1,345,000
Balugo National High School		648,000	648,000
Bansud National High School (Regional Science High School for MIMAROPA)		427,000	427,000
Bulalacao National High School		1,401,000	1,401,000
Bulbugan National High School		845,000	845,000
Dangay National High School		889,000	889,000
Dayhagan National High School		498,000	498,000
Domingo Yu Chu National High School		1,316,000	1,316,000
Doroteo S. Mendoza, Sr. National High School		862,000	862,000
Fe del Mundo National High School		1,580,000	1,580,000
Inarawan National High School		592,000	592,000
Kaligtasan National High School		323,000	323,000
Labasan National High School (Bongabong SOF)		172,000	172,000
Leuteboro National High School		2,014,000	2,014,000
Marcelo Cabrera Vocational High School		891,000	891,000
Masaguisi National High School		490,000	490,000
Melgar National High School		353,000	353,000
Nabuslot National High School		1,713,000	1,713,000
Naujan Municipal High School		1,156,000	1,156,000

336	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Pag-asa National High School		762,000	762,000
Pambisan National High School		384,000	384,000
Pili National High School		557,000	557,000
Porfirio Comia Memorial High School (Barcenaga National High School)		1,283,000	1,283,000
President Diosdado Macapagal Memorial National High School		1,283,000	1,283,000
Puerto Galera National High School		1,985,000	1,985,000
Quinabigan National High School		737,000	737,000
San Agustin National High School		836,000	836,000
San Mariano National High School		1,171,000	1,171,000
San Teodoro National High School		1,264,000	1,264,000
Vicente B. Ylagan National High School		444,000	444,000
Villa Pag-asa National High School		564,000	564,000

Division of Palawan	538,370,000	70,038,000	608,408,000

Division Office - Proper	538,370,000	29,778,000	568,148,000
Aborlan National High School		1,676,000	1,676,000
Araceli National High School		795,000	795,000
Aramaywan National High School		957,000	957,000
Balabac National High School		978,000	978,000
Bataraza National High School		2,460,000	2,460,000
Brooke’s Point National High School		2,724,000	2,724,000
Coron School of Fisheries		3,091,000	3,091,000
Culion National High School (Culion Sanitarium Special School)		840,000	840,000
Cuyo High School		1,694,000	1,694,000
El Nido National High School		1,899,000	1,899,000
Gaudencio Abordo Memorial National High School		361,000	361,000
Governor Alfredo Abueg, Sr. National Technology and Vocational Memorial High School		822,000	822,000
Jose P. Rizal National High School		1,709,000	1,709,000
Magara School for Philippine Craftsmen		1,101,000	1,101,000
Narra National High School		2,896,000	2,896,000
Panacan National High School		517,000	517,000
Plaridel National High School		876,000	876,000
Princesa Urduja National High School		1,086,000	1,086,000
Pulot National High School		2,074,000	2,074,000
Quezon National High School		3,517,000	3,517,000
Rio Tuba National High School		1,964,000	1,964,000
Roxas National Comprehensive High School		3,482,000	3,482,000
Salvacion National High School		874,000	874,000
San Vicente National High School		1,221,000	1,221,000
Sta. Teresita National High School		646,000	646,000

Division of Puerto Princesa City	181,639,000	24,725,000	206,364,000

Division Office - Proper	181,639,000	10,836,000	192,475,000
Irawan National High School		185,000	185,000
Mangingisda National High School		812,000	812,000
Palawan National School		8,850,000	8,850,000
San Jose National High School		2,879,000	2,879,000
Sicsican National High School		1,163,000	1,163,000

Division of Romblon	208,963,000	24,661,000	233,624,000

Division Office - Proper	208,963,000	3,090,000	212,053,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	337
DEPARTMENT OF EDUCATION

Agnipa National High School		193,000	193,000
Alcantara National High School		1,223,000	1,223,000
Banton National High School		332,000	332,000
Cajidiocan National High School		1,428,000	1,428,000
Calatrava National High School		1,105,000	1,105,000
Concepcion National High School		234,000	234,000
Corcuera National High School		442,000	442,000
Don Carlos M. Mejias Memorial High School		1,651,000	1,651,000
España National High School		630,000	630,000
Esteban Madrona National High School (Bachawan National High School)		725,000	725,000
Libertad National High School		318,000	318,000
Looc National High School		2,140,000	2,140,000
Mabini National High School		509,000	509,000
Macario Molina National High School		305,000	305,000
Magdiwang National High School		1,382,000	1,382,000
Odiongan National High School		2,286,000	2,286,000
Romblon National High School, Romblon		2,560,000	2,560,000
San Andres National High School (RCFF - San Andres)		1,347,000	1,347,000
San Jose Agricultural High School		1,179,000	1,179,000
Sta. Fe National High School (Guinbirayan National High School - Sta. Fe Extension)		1,582,000	1,582,000

Region V - Bicol	3,986,590,000	471,410,000	4,458,000,000

Division of Albay	610,634,000	68,502,000	679,136,000

Division Office - Proper	610,634,000	15,240,000	625,874,000
Anislag National High School		2,549,000	2,549,000
Balogo High School		511,000	511,000
Bariw National High School		639,000	639,000
Bonga National High School		625,000	625,000
Buga High School, Libon		741,000	741,000
Cabasan National High School		696,000	696,000
Cotmon National High School		1,019,000	1,019,000
Daraga National High School		6,215,000	6,215,000
Ilawod High School		1,711,000	1,711,000
Itaran National High School		623,000	623,000
Jovellar National High School		864,000	864,000
Kilicao High School		292,000	292,000
Libon Agro-Industrial High School		1,254,000	1,254,000
Lower Binogsacan National High School		486,000	486,000
Malabog National High School		1,802,000	1,802,000
Malilipot National High School		431,000	431,000
Malinao National High School		1,786,000	1,786,000
Malipo National High School		793,000	793,000
Manito National High School		1,446,000	1,446,000
Maramba National High School		658,000	658,000
Marcial O. Rañola Memorial High School		6,706,000	6,706,000
Masarawag National High School		604,000	604,000
Mauraro National High School		829,000	829,000
Naga National High School		2,516,000	2,516,000
Oas Polytechnic School		1,310,000	1,310,000
Pantao National High School		789,000	789,000
Pili National High School		546,000	546,000
Pioduran National High School		1,283,000	1,283,000
Polangui General Comprehensive High School		4,968,000	4,968,000

338	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Ponso National High School		694,000	694,000
Rapu-rapu National High School		978,000	978,000
Saban National High School		630,000	630,000
San Antonio National High School, Malilipot		400,000	400,000
San Jose National High School, Malilipot		1,557,000	1,557,000
Sto. Domingo National High School		1,636,000	1,636,000
Tiwi Agro-Industrial School		1,150,000	1,150,000
Villahermosa National High School		566,000	566,000
Vinisitahan National High School		959,000	959,000

Division of Camarines Norte	331,154,000	36,920,000	368,074,000

Division Office - Proper	331,154,000	8,101,000	339,255,000
Alawihao National High School		413,000	413,000
Bagong Silang I High School		864,000	864,000
Basud National High School		1,968,000	1,968,000
Batobalani National High School		451,000	451,000
Camarines Norte High School		2,176,000	2,176,000
D. Q. Liwag National High School		630,000	630,000
Daguit National High School		463,000	463,000
Delia Diezmo National High School		689,000	689,000
Froilan Lopez High School		396,000	396,000
Gonzalo Aler National High School		909,000	909,000
Jose Panganiban National High School		3,610,000	3,610,000
Labo National High School		429,000	429,000
Labo Science and Technology High School		559,000	559,000
Larap National High School		692,000	692,000
Leocadio Alejo Entienza High School, Sta. Elena		502,000	502,000
Manguisoc National High School		369,000	369,000
Mercedes High School		338,000	338,000
Moreno Integrated School		2,228,000	2,228,000
Pablo S. Villafuerte High School, Mercedes		195,000	195,000
Paracale National High School		1,948,000	1,948,000
Rizal National High School		787,000	787,000
San Felipe National High School		475,000	475,000
San Lorenzo Ruiz National High School (Matacong NHS)		633,000	633,000
San Roque High School		297,000	297,000
Tabas National High School		422,000	422,000
Talobatib High School		535,000	535,000
Tigbinan National High School		661,000	661,000
Tulay Na Lupa National High School		675,000	675,000
Vicente L. Basit Memorial High School		187,000	187,000
Vinzons Pilot High School		4,318,000	4,318,000

Division of Camarines Sur	1,087,715,000	131,308,000	1,219,023,000

Division Office - Proper	1,087,715,000	50,298,000	1,138,013,000
Agdangan National High School		511,000	511,000
Antipolo National High School, Minalabac		577,000	577,000
Baao National High School		2,525,000	2,525,000
Barcelonita Fishery School		698,000	698,000
Bato National High School		1,308,000	1,308,000
Bikal Fishery School		966,000	966,000
Binanuaanan High School		422,000	422,000
Bula National High School		1,642,000	1,642,000
Calabanga National Science High School (Calabanga National High School)		3,384,000	3,384,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	339
DEPARTMENT OF EDUCATION

Colacling National High School	685,000	685,000
Del Gallego National High School	1,115,000	1,115,000
Don M. Gonzalvo Memorial High School	787,000	787,000
Don M. Veneracion National High School	654,000	654,000
Don Servillano Platon Memorial National High School	2,404,000	2,404,000
Dr. Rodolfo V. Pamor, Jr. Memorial National High School	586,000	586,000
Gainza National High School	509,000	509,000
Goa National High School	3,157,000	3,157,000
Godofredo Reyes, Sr. National High School	893,000	893,000
Hanawan National High School	431,000	431,000
Hobo National High School	637,000	637,000
Homobono H. Gonzalez National High School	708,000	708,000
Jose C. Prevosa National High School	741,000	741,000
Juan F. Triviño Memorial High School	1,009,000	1,009,000
Juan L. Filipino Memorial High School	555,000	555,000
La Purisima National High School	911,000	911,000
Magarao National High School, Magarao	971,000	971,000
Malawag National High School	595,000	595,000
Maura N. Sibulo National High School	328,000	328,000
Milaor National High School	1,004,000	1,004,000
Minalabac National High School	791,000	791,000
Nabua National High School	7,526,000	7,526,000
Nato National High School	1,895,000	1,895,000
Ocampo National High School	1,586,000	1,586,000
Palsong National High School	818,000	818,000
Pamplona National High School	1,682,000	1,682,000
Pamukid National High School	964,000	964,000
Partido Agro - Industrial National High School	860,000	860,000
Pili National High School - Pili	2,620,000	2,620,000
Pinaglabanan High School	1,314,000	1,314,000
Quipayo National High School	1,291,000	1,291,000
Ragay National Agricultural and Fisheries School	882,000	882,000
Rodriguez National High School	961,000	961,000
Salvacion National High School - Bato	631,000	631,000
San Fernando National High School	1,339,000	1,339,000
San Isidro National High School - Libmanan	1,530,000	1,530,000
San Jose National High School, San Jose	1,453,000	1,453,000
San Jose Pili National High School	1,835,000	1,835,000
San Juan National High School	2,226,000	2,226,000
San Rafael National High School	3,278,000	3,278,000
San Ramon National High School - Lagonoy	1,358,000	1,358,000
San Vicente National High School - Buhi	1,138,000	1,138,000
Sipocot National High School	1,488,000	1,488,000
Siruma National High School	698,000	698,000
Sta. Cruz National High School	506,000	506,000
Sta. Justina National High School	1,742,000	1,742,000
Sta. Lutgarda National High School	725,000	725,000
Sto. Tomas National High School	959,000	959,000
Sulpicio A. Roco National High School	469,000	469,000
Tamban National High School	781,000	781,000
Tandaay Provincial High School	739,000	739,000
Tawog National High School	1,753,000	1,753,000
Tomas A. Andaya, Sr. National High School	1,077,000	1,077,000
Villazar National High School	544,000	544,000
Vivencio Obias - Kinalansan National High School	838,000	838,000

340	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Division of Catanduanes	225,441,000	25,358,000	250,799,000

Division Office - Proper	225,441,000	8,812,000	234,253,000
Bagamanoc Rural Development High School		619,000	619,000
Baras Rural Development High School		1,013,000	1,013,000
Bato Rural Development High School		1,373,000	1,373,000
Calatagan High School		1,141,000	1,141,000
Caramoran Rural Development High School		712,000	712,000
Caramoran School of Fisheries		478,000	478,000
Catanduanes National High School		4,813,000	4,813,000
Gigmoto Rural Development High School		540,000	540,000
Pandan School of Arts and Trades		1,329,000	1,329,000
San Andres Vocational School		1,954,000	1,954,000
San Miguel Rural Development High School		843,000	843,000
Supang-Datag National High School		656,000	656,000
Viga Rural Development High School		1,075,000	1,075,000

Division of Iriga City	61,252,000	7,469,000	68,721,000

Division Office - Proper	61,252,000	3,716,000	64,968,000
Perpetual Help National High School		741,000	741,000
Rinconada National Technical Vocational School		1,283,000	1,283,000
Sagrada National High School		274,000	274,000
San Antonio National High School, Iriga City		438,000	438,000
Zeferino Arroyo High School		1,017,000	1,017,000

Division of Legazpi City	97,484,000	12,152,000	109,636,000

Division Office - Proper	97,484,000	2,440,000	99,924,000
Arimbay High School		486,000	486,000
Banquerohan National High School		1,638,000	1,638,000
Cabangan High School		1,202,000	1,202,000
Homapon High School		762,000	762,000
Legazpi City Science High School		1,098,000	1,098,000
Oro Site High School		1,441,000	1,441,000
Pag-asa National High School		3,085,000	3,085,000

Division of Ligao City	97,700,000	11,700,000	109,400,000

Division Office - Proper	97,700,000	3,208,000	100,908,000
Bacong High School		800,000	800,000
Bicol Regional Science High School		398,000	398,000
Deogracias P. Princesa Memorial High School		803,000	803,000
Ligao National High School		5,713,000	5,713,000
Paulba National High School		778,000	778,000

Division of Masbate	523,660,000	63,481,000	587,141,000

Division Office - Proper	523,660,000	39,519,000	563,179,000
Andres Clemente, Jr. National High School		1,148,000	1,148,000
Aroroy National High School		2,408,000	2,408,000
Badiang National High School		411,000	411,000
Bagahanglad National High School		420,000	420,000
Baleno National High School		893,000	893,000
Balud National High School		949,000	949,000
Buenavista National High School		1,437,000	1,437,000
Cataingan National High School		2,850,000	2,850,000
Del Carmen National High School		1,163,000	1,163,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	341
DEPARTMENT OF EDUCATION

Dimasalang National High School		1,530,000	1,530,000
Federico A. Estipona Memorial High School		1,862,000	1,862,000
Luy-a National High School		708,000	708,000
Masbate School of Fisheries		1,275,000	1,275,000
Mobo National High School		681,000	681,000
Monreal National High School		990,000	990,000
Panique National High School		774,000	774,000
Pawican National High School		455,000	455,000
Salvador Arollado, Sr. Memorial High School		864,000	864,000
San Jacinto National High School		1,545,000	1,545,000
San Pascual National High School		1,179,000	1,179,000
Villahermosa National High School		420,000	420,000
Division of Masbate City	69,406,000	9,207,000	78,613,000

Division Office - Proper	69,406,000	2,701,000	72,107,000
Capitolina O. Legaspi Memorial High School (E. Legaspi, Sr. National High School)		718,000	718,000
Masbate National Comprehensive High School		5,788,000	5,788,000
Division of Naga City	120,501,000	15,603,000	136,104,000

Division Office - Proper	120,501,000	1,627,000	122,128,000
Camarines Sur National High School		7,511,000	7,511,000
Cararayan National High School		1,410,000	1,410,000
Carolina National High School		829,000	829,000
Concepcion Pequeña National High School		822,000	822,000
Naga City School of Arts and Trades (Sabang High School, Naga City)		2,337,000	2,337,000
Naga City Science High School		1,067,000	1,067,000
Division of Sorsogon	518,559,000	58,799,000	577,358,000

Division Office - Proper	518,559,000	15,531,000	534,090,000
Abucay National High School		814,000	814,000
Barcelona National Comprehensive High School		1,171,000	1,171,000
Biriran National High School		208,000	208,000
Buhang National High School		521,000	521,000
Bulacao National High School		272,000	272,000
Bulan National High School		5,147,000	5,147,000
Bulusan High School		1,349,000	1,349,000
Calao National High School		361,000	361,000
Casiguran Technical Vocational School		3,157,000	3,157,000
Castilla National High School		469,000	469,000
Cumadcad National High School		1,762,000	1,762,000
Dinapa National High School		886,000	886,000
Donsol National Comprehensive High School		2,595,000	2,595,000
Donsol Vocational High School		658,000	658,000
Gabao National High School		745,000	745,000
Gallanosa National High School		4,032,000	4,032,000
Gubat National High School		4,098,000	4,098,000
Juban High School (Beriran - Juban Extension)		1,387,000	1,387,000
Macalaya National High School		326,000	326,000
Magallanes National High School		1,304,000	1,304,000
Magallanes National Vocational High School		666,000	666,000
Matnog National High School		2,431,000	2,431,000
Pilar National Comprehensive High School		2,570,000	2,570,000
Prieto Diaz National High School		1,171,000	1,171,000

342	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Salvacion National High School		1,242,000	1,242,000
San Francisco National High School		966,000	966,000
San Isidro National High School (Bulan)		672,000	672,000
San Juan National High School		376,000	376,000
Sta. Magdalena National High School		1,360,000	1,360,000
Talaonga National High School		552,000	552,000
Division of Sorsogon City	124,127,000	15,925,000	140,052,000

Division Office - Proper	124,127,000	5,090,000	129,217,000
Abuyog National High School		595,000	595,000
Panlayaan National High School		646,000	646,000
Rizal Integrated National School		884,000	884,000
San Isidro National High School, Bacon		389,000	389,000
Sorsogon National High School		8,321,000	8,321,000
Division of Tabaco City	118,957,000	14,986,000	133,943,000

Division Office - Proper	118,957,000	969,000	119,926,000
Bantayan National High School		801,000	801,000
San Antonio National High School, Tabaco		1,384,000	1,384,000
San Lorenzo National High School		1,185,000	1,185,000
San Miguel National High School		807,000	807,000
Tabaco National High School		9,840,000	9,840,000
Region VI - Western Visayas	4,171,275,000	567,958,000	4,739,233,000

Division of Aklan	347,865,000	41,171,000	389,036,000

Division Office - Proper	347,865,000	10,698,000	358,563,000
Aguinaldo T. Repiedad, Sr. Integrated School		692,000	692,000
Aklan National High School for Arts and Trades		1,468,000	1,468,000
Altavas National School		1,611,000	1,611,000
Bacan National High School		791,000	791,000
Batan Academy (A National High School)		566,000	566,000
Bay-ang Mapag-ong National High School		270,000	270,000
Boracay National High School		968,000	968,000
Buruanga Vocational School		999,000	999,000
Calizo National High School		183,000	183,000
Camaligan National High School		436,000	436,000
Camanci National High School		162,000	162,000
Candelaria National High School		664,000	664,000
Ciriaco L. Icamina, Sr. National High School (Bulabod National High School)		160,000	160,000
Daja Sur National High School		161,000	161,000
Dr. Ramon B. Legaspi, Sr. National High School		413,000	413,000
Father Julian C. Rago Memorial High School		494,000	494,000
Gaudencio L. Vega National High School		398,000	398,000
Jose Borromeo Legaspi National High School		465,000	465,000
Libacao National Forestry Vocational High School		1,389,000	1,389,000
Liloan National High School		234,000	234,000
Linabuan National High School		862,000	862,000
Linayasan National High School		496,000	496,000
Madalag National High School		723,000	723,000
Makato Integrated School		1,163,000	1,163,000
Malay National High School		1,384,000	1,384,000
Malinao School for Philippine Craftsmen		762,000	762,000
Maloco National High School		847,000	847,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	343
DEPARTMENT OF EDUCATION

Naile National High School		517,000	517,000
Naisud National High School		701,000	701,000
Navitas National High School		155,000	155,000
New Washington National Comprehensive High School		1,439,000	1,439,000
Numancia Integrated School		1,207,000	1,207,000
Numancia National School of Fisheries		540,000	540,000
Ochando National High School		425,000	425,000
Ondoy National High School		475,000	475,000
Panayakan National High School		289,000	289,000
Petronilo C. Ibadlit National High School (Badiangan National High School)		159,000	159,000
Regional Science High School for Region VI		851,000	851,000
Rizal J. Rodriguez, Sr. National High School		283,000	283,000
Rosario National High School		179,000	179,000
Solido National High School		449,000	449,000
Tangalan National High School		766,000	766,000
Toledo National High School		1,258,000	1,258,000
Torralba National High School		376,000	376,000
Unidos National High School		840,000	840,000
Union National High School		803,000	803,000
Division of Antique	327,884,000	45,374,000	373,258,000

Division Office - Proper	327,884,000	4,060,000	331,944,000
Antique National High School		5,713,000	5,713,000
Antique Vocational School		3,029,000	3,029,000
Aureliana National High School		1,295,000	1,295,000
Barangbang National High School		801,000	801,000
Barasanan National High School		301,000	301,000
Barbaza National High School		1,339,000	1,339,000
Belison National School		1,260,000	1,260,000
Bitadton National High School		533,000	533,000
Buhang National High School		467,000	467,000
Caluya National High School		1,393,000	1,393,000
Col. Ruperto Abellon National School		1,262,000	1,262,000
Concepcion L. Cazenas Memorial School		895,000	895,000
Diclum National High School		394,000	394,000
Egaña National High School		303,000	303,000
Gamad Sto. Tomas National High School		166,000	166,000
Gen. Leandro Fullon National School		664,000	664,000
Gideon M. Cabigunda Memorial School		529,000	529,000
Gov. Julio Macuja Memorial Comprehensive High School (Iraya National High School)		801,000	801,000
Governor Julian Fullon Pacificador National School		781,000	781,000
Igburi National High School		617,000	617,000
Igcado National High School		155,000	155,000
Igpalge National High School		164,000	164,000
Laua-an National High School		739,000	739,000
Libertad National Vocational High School		1,039,000	1,039,000
Lirio M. Escaño, Sr. National School		878,000	878,000
Mag-aba National High School		721,000	721,000
Moscoso-Rios National High School		1,175,000	1,175,000
Northern Antique Vocational School		2,662,000	2,662,000
Northern Bugasong National High School		245,000	245,000
Pandan National Vocational High School		1,543,000	1,543,000
Pangpang National High School		422,000	422,000

344	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Pascual M. Osuyos Memorial High School (Aras-asan National High School)		226,000	226,000
Patria National High School		312,000	312,000
Pis-anan National High School		716,000	716,000
San Antonio National High School		247,000	247,000
San Pedro National High School		661,000	661,000
San Roque Ezpeleta National High School		685,000	685,000
Sibalom National High School		1,858,000	1,858,000
Sido-San Juan National High School		212,000	212,000
Southern Bugasong National High School		326,000	326,000
Sta. Ana National High School		160,000	160,000
Sta. Justa National High School		758,000	758,000
Tario Lim National Memorial High School		1,258,000	1,258,000
Tinogboc National High School		156,000	156,000
Union National High School		482,000	482,000
Valderrama National High School		971,000	971,000

Division of Bacolod City	181,256,000	29,394,000	210,650,000

Division Office - Proper	181,256,000	3,040,000	184,296,000
Alangilan National High School		535,000	535,000
Bacolod City National High School		7,048,000	7,048,000
Barangay Singcang Airport National High School		1,603,000	1,603,000
Bata National High School		949,000	949,000
Domingo Lacson National High School		1,495,000	1,495,000
Emiliano Lizares National High School		2,536,000	2,536,000
Handumanan National High School (MRRP National High School)		3,228,000	3,228,000
Luis Hervias National High School		1,786,000	1,786,000
Luisa Medel National High School		1,656,000	1,656,000
Mansilingan Agro-Industrial High School		1,860,000	1,860,000
Paglaum Village National High School		418,000	418,000
Sum-ag National High School		2,840,000	2,840,000
Teofilo Gensoli, Sr. Memorial High School		400,000	400,000

Division of Bago City	71,725,000	7,618,000	79,343,000

Division Office - Proper	71,725,000	735,000	72,460,000
Ramon Torres Dulao National High School		615,000	615,000
Ramon Torres Luisiana National High School		1,754,000	1,754,000
Ramon Torres Ma-ao Sugar Central National High School		834,000	834,000
Ramon Torres Malingin National High School		407,000	407,000
Ramon Torres National High School		2,722,000	2,722,000
Ramon Torres Sagasa National High School		391,000	391,000
Ramon Torres Taloc National High School		160,000	160,000

Division of Cadiz City	96,137,000	12,864,000	109,001,000

Division Office - Proper	96,137,000	1,796,000	97,933,000
Banquerohan National High School		422,000	422,000
Cadiz Viejo National High School		292,000	292,000
Caduha-an National High School		1,443,000	1,443,000
Dr. Vicente F. Gustilo Memorial National High School		5,819,000	5,819,000
Mabini Farm School		528,000	528,000
SPED High School		345,000	345,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	345
DEPARTMENT OF EDUCATION

Sicaba National High School (Cadiz Viejo National High School - Sicaba Extension)		272,000	272,000
Tiglawigan National High School		897,000	897,000
Villacin National High School		1,050,000	1,050,000

Division of Capiz	417,041,000	49,174,000	466,215,000

Division Office - Proper	417,041,000	4,149,000	421,190,000
Arturo Jugo National High School		214,000	214,000
Bongsuan National High School		897,000	897,000
Cabug-cabug National High School		2,429,000	2,429,000
Camburanan National High School		278,000	278,000
Candelaria National High School		358,000	358,000
Capiz National High School		4,260,000	4,260,000
Casanayan National High School		774,000	774,000
Col. Patrocenio Artuz National High School		776,000	776,000
Commissioner Luis R. Asis National High School		1,530,000	1,530,000
Concepcion Castro Garcia National High School		592,000	592,000
Cuartero National High School		953,000	953,000
Dao National High School		1,175,000	1,175,000
David Moises Memorial High School (Balit National High School)		604,000	604,000
Don Felix Balgos Memorial National High School		316,000	316,000
Dr. Vicente V. Andaya, Sr. National High School		1,993,000	1,993,000
Dulangan National High School		646,000	646,000
Dumalag Central National High School		1,218,000	1,218,000
Estefania Montemayor National High School		1,373,000	1,373,000
Florentina Batoampo Degala National High School		506,000	506,000
Hipona National High School		1,647,000	1,647,000
Ivisan National High School		1,850,000	1,850,000
Jagnaya National High School		494,000	494,000
Jamindan National High School		1,723,000	1,723,000
Leodegario De Ocampo, Sr. National High School (Capagao National High School)		314,000	314,000
Lucero National High School		436,000	436,000
Maayon National High School		1,873,000	1,873,000
Macario Delfin Bermejo National High School (Jaena Norte)		577,000	577,000
Maindang National High School		687,000	687,000
Malonoy National High School		524,000	524,000
Mambusao East National High School (Extension of David Moises Memorial High School)		444,000	444,000
Mambusao National High School (David Moises National High School - Mambusao West Extension)		1,302,000	1,302,000
Manuel F. Onato Memorial High School		519,000	519,000
Marciano Patricio National High School (Pilar National High School)		1,200,000	1,200,000
Mayor Ramon A. Benjamin, Sr. Memorial High School		633,000	633,000
Panitan National High School		2,356,000	2,356,000
Pontevedra National High School		2,151,000	2,151,000
Putian National High School		199,000	199,000
San Nicolas National High School, Pilar		557,000	557,000
San Nicolas National High School, Tapaz		420,000	420,000
Sapian National High School		1,773,000	1,773,000
Tapaz National High School		1,479,000	1,479,000
Tuburan National High School - F. Degala National High School Extension		975,000	975,000

346	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Division of Escalante City	59,133,000	8,291,000	67,424,000

Division Office - Proper	59,133,000	1,975,000	61,108,000
Buenavista National High School		718,000	718,000
Dian-ay National High School		718,000	718,000
Escalante National High School		2,539,000	2,539,000
Mabini National High School		1,233,000	1,233,000
Old Poblacion National High School		816,000	816,000
Tamlang National High School (Escalante National High School Extension)		292,000	292,000

Division of Guimaras	111,943,000	14,091,000	126,034,000

Division Office - Proper	111,943,000	1,889,000	113,832,000
Alegria National High School		322,000	322,000
Buenavista National High School		2,091,000	2,091,000
Cabalagnan National High School		668,000	668,000
Desiderio C. Gange National High School		997,000	997,000
Dr. Catalino Gallego Nava Memorial High School		809,000	809,000
East Valencia National High School		521,000	521,000
Getulio National High School		188,000	188,000
Jordan National High School		1,727,000	1,727,000
Nueva Valencia National High School		1,223,000	1,223,000
Remedios E. Vilches-San Lorenzo National High School		986,000	986,000
Salvacion National High School		650,000	650,000
Simeon J. Jabasa National High School		446,000	446,000
Trinidad V. Canja - Sta. Teresa National High School (Sta. Teresa National High School)		1,574,000	1,574,000

Division of Himamaylan City	62,512,000	8,449,000	70,961,000

Division Office - Proper	62,512,000	2,478,000	64,990,000
Aguisan National High School		1,028,000	1,028,000
Carabalan National High School		546,000	546,000
Don Florencio Villafranca Memorial National High School		187,000	187,000
Himamaylan National High School		3,807,000	3,807,000
Raymundo Tongson National High School		403,000	403,000

Division of Iloilo	1,189,320,000	162,989,000	1,352,309,000

Division Office - Proper	1,189,320,000	21,969,000	1,211,289,000
Abangay National High School		389,000	389,000
Acao National High School		158,000	158,000
Ajuy National High School		2,437,000	2,437,000
Alcarde-Gustilo Memorial National High School		800,000	800,000
Alejandro Firmeza Memorial National High School		630,000	630,000
Alimodian National Comprehensive High School		1,866,000	1,866,000
Ambrosio Maido Memorial National High School		181,000	181,000
Anilao National High School		1,985,000	1,985,000
Ardemil National High School		504,000	504,000
Aurea Belonia Memorial High School		287,000	287,000
Badiangan National High School		920,000	920,000
Badlan National High School		400,000	400,000
Balasan National High School		4,194,000	4,194,000
Banate National High School		2,385,000	2,385,000
Barosong National High School		245,000	245,000
Barotac Nuevo Comprehensive National High School		3,522,000	3,522,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	347
DEPARTMENT OF EDUCATION

Barotac Viejo National High School	3,046,000	3,046,000
Barroc National High School	398,000	398,000
Batad National High School	1,221,000	1,221,000
Batuan-Cadinglian National High School	292,000	292,000
Bay-ang National High School	230,000	230,000
Binabaan National High School	409,000	409,000
Binaliuan National High School	422,000	422,000
Bingawan National High School	1,017,000	1,017,000
Bololacao National High School	336,000	336,000
Botong Cabanbanan National High School	764,000	764,000
Buayahon Bantay National High School	155,000	155,000
Bucari National High School	224,000	224,000
Buga National High School	511,000	511,000
Burak National High School	159,000	159,000
Cabatuan National Comprehensive High School	4,052,000	4,052,000
Cadagmayan National High School	188,000	188,000
Calinog National Comprehensive High School	1,813,000	1,813,000
Calmay National High School	425,000	425,000
Camangahan National High School	561,000	561,000
Camiros National High School	175,000	175,000
Carlos Lopez National High School	1,351,000	1,351,000
Carvasana National High School	606,000	606,000
Cawayan National High School	2,067,000	2,067,000
Cayos National High School	323,000	323,000
Cordova National High School	210,000	210,000
Culasi National High School	718,000	718,000
Daga-Barasan National High School	247,000	247,000
Dapdap National High School	172,000	172,000
Dingle National High School	1,420,000	1,420,000
Don Benjamin Jalandoni, Sr. National High School	159,000	159,000
Don Casemiro Andrada Y Cuaresma National High School	1,236,000	1,236,000
Don Esteban S. Javellana National High School	692,000	692,000
Don Felix Serra National High School	1,594,000	1,594,000
Don Jose Sustiguer Monfort National High School	758,000	758,000
Dorog National High School	195,000	195,000
Dueñas General Comprehensive High School	2,014,000	2,014,000
Dumangas National High School	3,537,000	3,537,000
Escalantera National High School	201,000	201,000
Estancia National High School	4,644,000	4,644,000
Gines National High School	301,000	301,000
Ginot-an National High School	206,000	206,000
Granada National High School	822,000	822,000
Guimbal National High School	2,572,000	2,572,000
Igbaras National High School	1,952,000	1,952,000
Iloilo National High School	4,557,000	4,557,000
Jamabalud National High School	303,000	303,000
Janiuay National Comprehensive High School	4,588,000	4,588,000
Jelicuon-Cabugao National High School	157,000	157,000
Kirayan National High School	396,000	396,000
Lambunao National High School	4,050,000	4,050,000
Lapayon National High School	172,000	172,000
Lawigan National High School	488,000	488,000
Leganes National High School	2,593,000	2,593,000
Lemery National High School	1,559,000	1,559,000
Leon National High School	2,151,000	2,151,000
Leonora S. Salapantan National High School	2,857,000	2,857,000
Luca National High School	594,000	594,000

348	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Maasin National Comprehensive High School		1,640,000	1,640,000
Malapaya National High School		307,000	307,000
Malitbog National High School		718,000	718,000
Malusgod National High School		160,000	160,000
Manuel A. Aaron Memorial National High School		604,000	604,000
Mateo National High School (Doroteo De La Nota National High School)		261,000	261,000
Miag-ao National High School		1,775,000	1,775,000
Mina National High School		1,901,000	1,901,000
Nabitasan National High School		332,000	332,000
Nalundan National High School		247,000	247,000
Napnapan National High School		254,000	254,000
New Lucena National Comprehensive High School		995,000	995,000
New Lucena National High School		619,000	619,000
Nicomedes R. Tubar, Sr. National High School		1,850,000	1,850,000
Oton National High School		4,541,000	4,541,000
Palaca-Damilisan National High School		643,000	643,000
Palanguia National High School		745,000	745,000
Parara National High School		179,000	179,000
Particion National High School		257,000	257,000
Pavia National High School		4,623,000	4,623,000
Payao National High School		239,000	239,000
Pili National High School		482,000	482,000
Pototan National High School		3,918,000	3,918,000
Purificacion P. Dolor Monfort National High School		891,000	891,000
Quiling National High School		155,000	155,000
Roberto H. Tirol National High School (Concepcion NHS)		2,396,000	2,396,000
Rufino G. Palabrica, Sr. National High School		1,384,000	1,384,000
San Enrique National Comprehensive High School		1,547,000	1,547,000
San Fernando National High School		384,000	384,000
San Joaquin School of Fisheries		770,000	770,000
San Luis National High School		239,000	239,000
San Rafael National High School (Miagao)		259,000	259,000
San Rafael National High School (San Rafael)		1,605,000	1,605,000
Sara National High School		2,645,000	2,645,000
Sinogbuhan National High School		254,000	254,000
Siwalo National High School		161,000	161,000
Sta. Barbara National Comprehensive High School		3,486,000	3,486,000
Sta. Rita National High School		384,000	384,000
Tagsing-Buyo National High School		449,000	449,000
Tigbauan National High School, Maasin		157,000	157,000
Tigbauan National High School, Tigbauan		2,365,000	2,365,000
Tina National High School		266,000	266,000
Tiolas National High School		292,000	292,000
Tiring National High School		328,000	328,000
Tubungan National High School		1,333,000	1,333,000
Wenceslao S. Grio National High School (Puyas National High School)		159,000	159,000
Zarraga National High School		2,058,000	2,058,000

Division of Iloilo City	144,357,000	22,362,000	166,719,000

Division Office - Proper	144,357,000	1,313,000	145,670,000
Bo. Obrero National High School (Jalandoni Memorial National High School - Bo. Obrero Extension)		323,000	323,000
Fort San Pedro National High School		1,651,000	1,651,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	349
DEPARTMENT OF EDUCATION

Iloilo City National High School		5,971,000	5,971,000
Jalandoni Memorial National High School		1,466,000	1,466,000
Jaro National High School		3,454,000	3,454,000
La Paz National High School		2,840,000	2,840,000
Mandurriao National High School		2,456,000	2,456,000
Ramon Avanceña National High School		2,888,000	2,888,000

Division of Kabankalan City	95,559,000	15,418,000	110,977,000

Division Office - Proper	95,559,000	5,093,000	100,652,000
Bantayan National High School		1,200,000	1,200,000
Binicuil National High School		909,000	909,000
Camansi National High School		637,000	637,000
Florentino Galang, Sr. National High School		2,576,000	2,576,000
Inapoy National High School		334,000	334,000
Locotan National High School		185,000	185,000
Salong National High School		650,000	650,000
Tabugon National High School		1,420,000	1,420,000
Tampalon National High School		787,000	787,000
Tapi National High School		1,627,000	1,627,000

Division of La Carlota City	58,157,000	7,008,000	65,165,000

Division Office - Proper	58,157,000	249,000	58,406,000
Doña Hortencia Salas Benedicto National High School		5,240,000	5,240,000
La Granja National High School		849,000	849,000
San Miguel National High School		670,000	670,000

Division of Negros Occidental	567,189,000	85,583,000	652,772,000

Division Office - Proper	567,189,000	14,783,000	581,972,000
Agpangi National High School		299,000	299,000
Andres Gumban Memorial National High School		537,000	537,000
Andulauan National High School		158,000	158,000
Antipolo National High School		901,000	901,000
Barangay Alegria National High School		457,000	457,000
Biao National High School		372,000	372,000
Binalbagan National High School (Paglaum National High School)		2,678,000	2,678,000
Bocana National High School		418,000	418,000
Bug-ang National High School		573,000	573,000
Bulata National High School		280,000	280,000
Bulwangan National High School		1,327,000	1,327,000
Cabacungan National High School		1,548,000	1,548,000
Camalanda-an National High School		438,000	438,000
Caningay National High School		389,000	389,000
Cansilayan Farm School		718,000	718,000
Catalino Solinguen National High School (Miranda National High School)		403,000	403,000
Cauayan National High School		1,347,000	1,347,000
Col. Griffin National High School		1,112,000	1,112,000
Culipapa National High School		814,000	814,000
Don Hilarion G. Gonzaga Memorial High School		708,000	708,000
Don Simplicio Lizares Memorial National High School		170,000	170,000
Dr. Antonio Lizares National High School		1,067,000	1,067,000
E. B. Magalona National High School		3,155,000	3,155,000

350	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Enriqueta Montilla de Esteban Memorial High School		1,784,000	1,784,000
Eva J. Montilla National High School		905,000	905,000
Florentina F. Caña Recto Memorial High School		358,000	358,000
Guiljungan National High School		1,459,000	1,459,000
Guinpanaan National High School		868,000	868,000
Hinigaran National High School		5,059,000	5,059,000
Inocencio V. Ferrer Memorial School of Fisheries (Talisay School of Fisheries)		824,000	824,000
Isabela National High School		3,228,000	3,228,000
La Castellana National High School		4,444,000	4,444,000
Labilabi National High School		322,000	322,000
Lopez Jaena National High School		2,323,000	2,323,000
Manalad National High School		166,000	166,000
Manapla National High School		2,485,000	2,485,000
Murcia National High School		2,375,000	2,375,000
Negros Occidental High School		5,987,000	5,987,000
Negros Occidental National Industrial School of Home Industries		953,000	953,000
Pahilanga National High School		407,000	407,000
Payao National High School		1,428,000	1,428,000
Pontevedra National High School		1,534,000	1,534,000
Quirico G. Manzano Memorial National High School (Caningay National High School - Candoni Extension)		1,150,000	1,150,000
Rafael B. Lacson Memorial High School		2,938,000	2,938,000
San Enrique High School		712,000	712,000
San Isidro National High School, Pontevedra		403,000	403,000
Sofronio Carmona Memorial National High School		1,247,000	1,247,000
Tabao National High School		1,207,000	1,207,000
Tabu National High School		1,143,000	1,143,000
Tanza National High School		299,000	299,000
Tigbao National High School		533,000	533,000
Tinongon National High School		451,000	451,000
Toboso National High School		1,636,000	1,636,000
Tuyom National High School		1,304,000	1,304,000
Valladolid National High School		999,000	999,000

Division of Passi City	56,906,000	8,093,000	64,999,000

Division Office - Proper	56,906,000	1,140,000	58,046,000
Mulapula National High School		384,000	384,000
Passi National High School		5,815,000	5,815,000
Salngan National High School		754,000	754,000

Division of Roxas City	61,932,000	8,672,000	70,604,000

Division Office - Proper	61,932,000	3,426,000	65,358,000
Bago National High School		157,000	157,000
Balijuagan National High School		299,000	299,000
Congressman Ramon A. Arnaldo High School		1,552,000	1,552,000
Culasi National High School		367,000	367,000
Dumulog National High School		459,000	459,000
Milibili National High School		440,000	440,000
Roxas City School of Philippine Craftsmen		940,000	940,000
Tanque National High School		1,032,000	1,032,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	351
DEPARTMENT OF EDUCATION

Division of Sagay City	91,336,000	10,812,000	102,148,000

Division Office - Proper	91,336,000	5,030,000	96,366,000
Bato National High School		805,000	805,000
Eusebio Lopez Memorial Integrated School (Eusebio Lopez Memorial National High School)		1,645,000	1,645,000
Sagay National High School		2,512,000	2,512,000
Vito National High School		820,000	820,000

Division of San Carlos City	64,094,000	8,109,000	72,203,000

Division Office - Proper	64,094,000	434,000	64,528,000
Bagonbon National High School		478,000	478,000
Don Carlos Ledesma National High School		1,378,000	1,378,000
Julio Ledesma National High School		4,787,000	4,787,000
Quezon National High School		1,032,000	1,032,000

Division of Silay City	39,755,000	7,906,000	47,661,000

Division Office - Proper	39,755,000	3,314,000	43,069,000
Barangay Guimbaloan National High School		369,000	369,000
Doña Montserrat Lopez Memorial High School		4,223,000	4,223,000

Division of Sipalay City	77,039,000	7,246,000	84,285,000

Division Office - Proper	77,039,000	4,196,000	81,235,000
Gil Montilla National High School		2,541,000	2,541,000
Nabulao National High School		509,000	509,000

Division of Victorias City	50,135,000	7,334,000	57,469,000

Division Office - Proper	50,135,000	1,365,000	51,500,000
Victorias National High School		5,969,000	5,969,000

Region VII - Central Visayas	3,699,698,000	492,597,000	4,192,295,000

Division of Bais City	64,041,000	6,741,000	70,782,000

Division Office - Proper	64,041,000	3,621,000	67,662,000
Bais City National High School (Main)		3,120,000	3,120,000

Division of Bayawan City	97,898,000	11,734,000	109,632,000

Division Office - Proper	97,898,000	6,334,000	104,232,000
Basay National High School		970,000	970,000
Bayawan National High School		3,853,000	3,853,000
Kalumboyan National High School		577,000	577,000

Division of Bogo City	52,369,000	6,599,000	58,968,000

Division Office - Proper	52,369,000	6,325,000	58,694,000
Eduardo T. Oporto Memorial National High School		274,000	274,000

Division of Bohol	764,617,000	93,632,000	858,249,000

Division Office - Proper	764,617,000	34,364,000	798,981,000
Aguining National High School		391,000	391,000

352	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Alicia Technical Vocational High School	1,258,000	1,258,000
Baclayon National High School	689,000	689,000
Bantolinao National High School	460,000	460,000
Batuan National High School	1,063,000	1,063,000
Biabas Trade High School	959,000	959,000
Biking Technical Vocational High School	739,000	739,000
Bilar National High School	1,088,000	1,088,000
Cabilao National High School	318,000	318,000
Calape National High School	1,316,000	1,316,000
Camambugan National High School	635,000	635,000
Campao Oriental National High School	860,000	860,000
Cangawa National High School	1,891,000	1,891,000
Catigbian National High School	752,000	752,000
Catungawan National High School	486,000	486,000
Clarin National School of Fisheries	597,000	597,000
Cong. Pablo Malasarte National High School	440,000	440,000
Corella National High School	951,000	951,000
Dagohoy National High School	1,156,000	1,156,000
Danao National High School	1,094,000	1,094,000
Dimiao National High School	519,000	519,000
Francisco L. Adlaon High School	502,000	502,000
Guinacot National High School	1,158,000	1,158,000
Guinsularan National High School	668,000	668,000
Hanopol National High School	391,000	391,000
Hinlayagan National High School	615,000	615,000
Inabanga High School, Nabuad	1,777,000	1,777,000
Katipunan National High School	1,445,000	1,445,000
La Hacienda National High School	455,000	455,000
La Union National High School	561,000	561,000
Lila National High School	1,044,000	1,044,000
Loboc National High School	394,000	394,000
Lourdes National High School	2,467,000	2,467,000
Mahayag National High School	907,000	907,000
Mayor A. R. Tuazon National School of Fisheries	537,000	537,000
Mayor Catalino Casoyla Memorial High School (Suba High School)	698,000	698,000
Nahawan National High School	581,000	581,000
Pagnitoan National High School	511,000	511,000
Pangangan National High School, Main	389,000	389,000
Pilar Technical Vocational High School	2,022,000	2,022,000
Policronio S. Dano, Sr. High School	349,000	349,000
Pres. Carlos P. Garcia Memorial High School, Talibon	911,000	911,000
President Carlos P. Garcia Technical Vocational School of Fisheries and Arts	1,561,000	1,561,000
San Agustin National High School	1,275,000	1,275,000
San Isidro National High School, San Isidro	573,000	573,000
San Isidro Technical Vocational High School	590,000	590,000
San Jose National High School, Inabanga	442,000	442,000
San Jose National High School, Talibon	2,942,000	2,942,000
San Miguel Technical Vocational High School	1,404,000	1,404,000
San Pascual National Agricultural High School	575,000	575,000
San Roque National High School, Albuquerque, Bohol	1,141,000	1,141,000
San Roque National High School, Mabini, Bohol	1,324,000	1,324,000
Sevilla National High School	320,000	320,000
Sierra Bullones Technical Vocational High School	1,397,000	1,397,000
Sikatuna National High School	710,000	710,000
Southern Inabanga High School	897,000	897,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	353
DEPARTMENT OF EDUCATION

Tabalong National High School		1,121,000	1,121,000
Tabuan National High School		359,000	359,000
Tagum Sur National High School		776,000	776,000
Tubigon West National High School		876,000	876,000
Tulang National High School (Getafe High School)		831,000	831,000
Ubay National Science High School		805,000	805,000
Union National High School		718,000	718,000
Valencia Technical Vocational High School		1,889,000	1,889,000
Zosimo Gulle Memorial National High School		698,000	698,000

Division of Canlaon City	28,953,000	3,961,000	32,914,000

Division Office - Proper	28,953,000	2,373,000	31,326,000
Jose B. Cardenas Municipal High School (Canlaon City National High School)		1,588,000	1,588,000

Division of Carcar City	70,383,000	9,193,000	79,576,000

Division Office - Proper	70,383,000	4,280,000	74,663,000
Carcar National High School (Poblacion Night)		1,645,000	1,645,000
Ocaña National High School (Valladolid National High School Extension)		2,593,000	2,593,000
Valladolid National High School		675,000	675,000

Division of Cebu City	331,793,000	39,332,000	371,125,000

Division Office - Proper	331,793,000	13,993,000	345,786,000
Abellana National High School (Day & Night)		1,607,000	1,607,000
Adlaon National High School		270,000	270,000
Bonbon National High School		718,000	718,000
Busay National High School		263,000	263,000
Camp Lapu-Lapu National High School (Day & Night)		1,676,000	1,676,000
Cebu City National Science High School		650,000	650,000
Don Carlos Gothong Memorial National High School		3,411,000	3,411,000
Don Sergio Osmeña, Sr. Memorial National High School (Day & Night)		1,669,000	1,669,000
Don Vicente Rama Memorial High School (Day & Night)		3,434,000	3,434,000
Florencio S. Urot Memorial National High School		1,989,000	1,989,000
Guba National High School		469,000	469,000
Mambaling National High School (Night)		422,000	422,000
Pardo National High School (Day & Night)		2,213,000	2,213,000
Pit-os National High School (Day & Night)		1,202,000	1,202,000
Ramon Duterte Memorial National High School (Day & Night)		2,169,000	2,169,000
Talamban National High School		3,177,000	3,177,000

Division of Cebu Province	982,006,000	162,707,000	1,144,713,000

Division Office - Proper	982,006,000	89,450,000	1,071,456,000
Aloguinsan National High School		1,479,000	1,479,000
Arcelo Memorial National High School (San Vicente National High School)		2,666,000	2,666,000
Badian National High School		3,515,000	3,515,000
Bala National High School		459,000	459,000
Bantayan National High School		3,656,000	3,656,000

354	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Bartolome and Manuela Pañares Memorial National High School		1,919,000	1,919,000
Bitoon National Vocational High School		2,825,000	2,825,000
Boljoon National High School		502,000	502,000
Buanoy National High School		3,820,000	3,820,000
Bulak National High School		569,000	569,000
Cabangahan National High School		359,000	359,000
Calape National High School		1,040,000	1,040,000
Camotes National High School		1,888,000	1,888,000
Carmen National High School		3,124,000	3,124,000
Catmon National High School		562,000	562,000
Cogon National High School		573,000	573,000
Colawin National High School		703,000	703,000
Compostela National High School		1,607,000	1,607,000
Consolacion National High School		2,026,000	2,026,000
Daanbantayan National High School		3,149,000	3,149,000
Dalaguete National High School		3,527,000	3,527,000
Doña Liling Neis Negapatan National High School		484,000	484,000
Juan Pamplona National High School (Tabuelan NHS)		1,524,000	1,524,000
Kawit National High School		1,048,000	1,048,000
Lamac National High School		1,098,000	1,098,000
Lambusan National High School		496,000	496,000
Langin National High School		263,000	263,000
Lipata National High School		926,000	926,000
Looc Norte National High School		1,086,000	1,086,000
Madridejos National High School		4,013,000	4,013,000
Maya National High School		561,000	561,000
Moalboal National High School		1,616,000	1,616,000
Montaneza National High School		701,000	701,000
Montealegre National High School		234,000	234,000
Mulao National High School		606,000	606,000
Patupat National High School		290,000	290,000
Pinamungajan National High School		2,801,000	2,801,000
Pitalo National High School		689,000	689,000
Ramon E. Bacaltos National High School		990,000	990,000
San Remigio National High School		2,807,000	2,807,000
San Sebastian National High School		361,000	361,000
Sangat National High School		1,711,000	1,711,000
Santa Fe National High School		1,916,000	1,916,000
Santa Lucia National High School		1,210,000	1,210,000
Santander National High School		725,000	725,000
Sibonga National High School		2,105,000	2,105,000
Tabunan National High School		372,000	372,000
Tayud National High School		1,252,000	1,252,000
Tubod National High School (Camp 7 NHS Extension)		685,000	685,000
Tulay National High School		157,000	157,000
Tungkop National High School		403,000	403,000
Usmad National High School		159,000	159,000

Division of Danao City	53,249,000	7,189,000	60,438,000

Division Office - Proper	53,249,000	5,760,000	59,009,000
Estefa O. Monte Memorial National High School		434,000	434,000
Lawaan National High School		320,000	320,000
Ubaldo Iway Memorial National High School		675,000	675,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	355
DEPARTMENT OF EDUCATION

Division of Dumaguete City	58,226,000	7,897,000	66,123,000

Division Office - Proper	58,226,000	1,505,000	59,731,000
Dumaguete City National High School, Junob		1,501,000	1,501,000
Dumaguete City National High School, Main - Calindagan		2,863,000	2,863,000
Dumaguete City Science High School		1,106,000	1,106,000
Taclobo National High School		922,000	922,000

Division of Guihulngan City	71,050,000	9,011,000	80,061,000

Division Office - Proper	71,050,000	4,358,000	75,408,000
Guihulngan National High School, Poblacion		3,283,000	3,283,000
Tagbino Provincial High School - Vallehermosa Provincial Community High School		1,370,000	1,370,000

Division of Lapu-lapu City	158,682,000	17,914,000	176,596,000

Division Office - Proper	158,682,000	1,672,000	160,354,000
Babag National High School		4,510,000	4,510,000
Bankal National High School		2,462,000	2,462,000
Lo-oc National High School		661,000	661,000
Mactan National High School		2,960,000	2,960,000
Marigondon National High School		2,684,000	2,684,000
Pajo National High School		1,426,000	1,426,000
Pusok National High School		453,000	453,000
Sta. Rosa National High School		1,086,000	1,086,000

Division of Mandaue City	108,053,000	14,970,000	123,023,000

Division Office - Proper	108,053,000	3,019,000	111,072,000
Cabancalan National High School		1,013,000	1,013,000
Canduman National High School		3,009,000	3,009,000
Don Gerado LL. Ouano Memorial National High School		1,912,000	1,912,000
Jagobiao National High School		617,000	617,000
Mandaue City Comprehensive National High School		4,198,000	4,198,000
Paknaan National High School		623,000	623,000
Subangdaku Technical-Vocational School		579,000	579,000

Division of Naga City	67,531,000	7,893,000	75,424,000

Division Office - Proper	67,531,000	4,990,000	72,521,000
Naga National High School		2,180,000	2,180,000
Tuyan National High School		723,000	723,000

Division of Negros Oriental	452,122,000	49,955,000	502,077,000

Division Office - Proper	452,122,000	26,142,000	478,264,000
Amlan National High School		772,000	772,000
Ayungon National High School		1,293,000	1,293,000
Casiano Z. Napigkit National High School		440,000	440,000
Dauin National High School		1,327,000	1,327,000
Demetrio Alviola National High School		2,171,000	2,171,000
Don Emilio Macias Memorial National High School (San Francisco National High School)		829,000	829,000
Jimalalud National High School		1,466,000	1,466,000
Jose Marie Locsin Memorial High School		573,000	573,000

356	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

La Libertad Technical Vocational School		1,698,000	1,698,000
Mabinay National High School		2,768,000	2,768,000
Manjuyod High School		1,715,000	1,715,000
Maria Macahig National High School		851,000	851,000
Negros Oriental National High School		2,487,000	2,487,000
Santiago Delmo Memorial High School		664,000	664,000
Siaton National High School		1,464,000	1,464,000
Sibulan Memorial National High School		548,000	548,000
Tambo National High School		698,000	698,000
Tayasan National High School		727,000	727,000
Valencia National High School (Valencia Tech. School)		1,322,000	1,322,000

Division of Siquijor	58,187,000	6,343,000	64,530,000

Division Office - Proper	58,187,000	3,161,000	61,348,000
Campalanas National High School		672,000	672,000
Cang-alwang National High School		334,000	334,000
DepEd-Lazi National Agricultural School		1,132,000	1,132,000
Enrique Villanueva National High School		579,000	579,000
Tambisan National High School		465,000	465,000

Division of Tagbilaran City	80,476,000	8,943,000	89,419,000

Division Office - Proper	80,476,000	274,000	80,750,000
Cogon High School Evening Class		478,000	478,000
Dr. Cecilio Putong National High School (Bohol NHS)		5,898,000	5,898,000
Manga National High School		1,262,000	1,262,000
Mansasa National High School		434,000	434,000
Tagbilaran City Science High School		597,000	597,000

Division of Talisay City	70,692,000	11,566,000	82,258,000

Division Office - Proper	70,692,000	9,421,000	80,113,000
Jaclupan National High School (Cansojong NHS)		1,422,000	1,422,000
Mohon Divino Amore National High School		723,000	723,000

Division of Tanjay City	47,151,000	6,244,000	53,395,000

Division Office - Proper	47,151,000	4,108,000	51,259,000
Lourdes L. del Prado Memorial National High School (Tanjay National High School, Sta. Cruz)		367,000	367,000
Pamplona National High School		785,000	785,000
Sta. Agueda National High School		405,000	405,000
Tanjay National High School, Opao		579,000	579,000

Division of Toledo City	82,219,000	10,773,000	92,992,000

Division Office - Proper	82,219,000	2,709,000	84,928,000
Bato National High School		1,584,000	1,584,000
Don Andres Soriano National High School		2,489,000	2,489,000
Luray II Barangay High School Day and Night		2,319,000	2,319,000
Magdugo National High School		434,000	434,000
Matab-ang National High School		696,000	696,000
Toledo City National Vocational High School		542,000	542,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	357
DEPARTMENT OF EDUCATION

Region VIII - Eastern Visayas	2,919,932,000	348,015,000	3,267,947,000

Division of Baybay City	84,109,000	9,285,000	93,394,000

Division Office - Proper	84,109,000	9,285,000	93,394,000

Division of Biliran	125,929,000	14,835,000	140,764,000

Division Office - Proper	125,929,000	8,412,000	134,341,000
Caibiran National High School		1,957,000	1,957,000
Culaba National Vocational School		451,000	451,000
Kawayan National High School		453,000	453,000
Maripipi National Vocational School		330,000	330,000
Naval National High School		1,349,000	1,349,000
Naval School of Fisheries		1,883,000	1,883,000

Division of Borongan City	76,112,000	6,941,000	83,053,000

Division Office - Proper	76,112,000	1,982,000	78,094,000
Eastern Samar National Comprehensive High School		4,216,000	4,216,000
Lalawigan National High School		743,000	743,000

Division of Calbayog City	126,985,000	16,044,000	143,029,000

Division Office - Proper	126,985,000	15,312,000	142,297,000
Rafael Lentejas Memorial School of Fisheries		732,000	732,000

Division of Catbalogan City	83,481,000	10,553,000	94,034,000

Division Office - Proper	83,481,000	4,106,000	87,587,000
Catbalogan National Comprehensive High School (Samar National High School - SRSF Annex)		1,426,000	1,426,000
Samar National High School		5,021,000	5,021,000

Division of Eastern Samar	294,941,000	35,513,000	330,454,000

Division Office - Proper	294,941,000	16,250,000	311,191,000
Alugan National School of Craftsmanship and Handicraft Industries		413,000	413,000
Dolores National High School		5,051,000	5,051,000
Giporlos National Trade School		1,304,000	1,304,000
Guiuan National High School		2,989,000	2,989,000
Lawaan National School of Craftsmanship and Home Industries		940,000	940,000
Llorente National High School		1,981,000	1,981,000
MacArthur National Agricultural School		1,210,000	1,210,000
Matarinao School of Fisheries		301,000	301,000
Samar National Pilot Opportunity School of Agriculture		1,140,000	1,140,000
Southern Samar National Comprehensive High School (Balangiga NHS)		1,175,000	1,175,000
Sulat National High School		930,000	930,000
Taft National High School		1,829,000	1,829,000

Division of Leyte	857,471,000	103,644,000	961,115,000

Division Office - Proper	857,471,000	88,943,000	946,414,000

358	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Bato School of Fisheries		1,418,000	1,418,000
Burauen Comprehensive National High School		2,979,000	2,979,000
Carigara National High School		1,921,000	1,921,000
Dr. Geronimo B. Zaldivar Memorial School of Fisheries		791,000	791,000
Dulag National High School		2,454,000	2,454,000
Hilongos National Vocational School		3,699,000	3,699,000
Leyte Agro-Industrial School		776,000	776,000
Merida Vocational School		663,000	663,000

Division of Maasin City	31,645,000	4,717,000	36,362,000

Division Office - Proper	31,645,000	4,468,000	36,113,000
Maasin Vocational High School		249,000	249,000

Division of Northern Samar	414,092,000	49,986,000	464,078,000

Division Office - Proper	414,092,000	23,665,000	437,757,000
Allen National High School (Balicuatro NHS)		2,510,000	2,510,000
Basilio B. Chan Memorial Agricultural and Industrial School		1,860,000	1,860,000
Bobon School for Philippine Craftsmen		1,154,000	1,154,000
Capul Agro-Industrial High School		1,169,000	1,169,000
Catarman National High School		4,729,000	4,729,000
Catubig Valley National High School		1,850,000	1,850,000
Don Juan F. Avalon National High School (San Roque NHS)		2,323,000	2,323,000
Eladio T. Balite Memorial School of Fisheries		978,000	978,000
Gala Vocational School		860,000	860,000
Lorenzo S. Menzon Agro-Industrial School (Lapinig AIHS)		579,000	579,000
Mapanas Agro-Industrial High School		924,000	924,000
Mondragon Agro-Industrial High School		1,337,000	1,337,000
San Antonio Agricultural and Vocational School		475,000	475,000
San Isidro Agro-Industrial High School		367,000	367,000
San Jose Technical High School		1,393,000	1,393,000
San Roque-Pambujan Vocational High School		312,000	312,000
San Vicente School of Fisheries		274,000	274,000
Silvino Lubos Vocational High School		696,000	696,000
Sumuroy Agro-Industrial High School		2,531,000	2,531,000

Division of Ormoc City	121,835,000	13,561,000	135,396,000

Division Office - Proper	121,835,000	12,089,000	133,924,000
Ipil National High School		1,472,000	1,472,000

Division of Samar	361,050,000	41,175,000	402,225,000

Division Office - Proper	361,050,000	28,581,000	389,631,000
Basey National High School		2,207,000	2,207,000
Calbiga National High School		2,496,000	2,496,000
Clarencio Calagos Memorial School of Fisheries		1,557,000	1,557,000
Hinabangan National High School (Rawis NHS)		970,000	970,000
Sta. Margarita National High School		824,000	824,000
Tarangnan National High School		992,000	992,000
Valeriano C. Yancha Memorial Agricultural School		822,000	822,000
West Coast Agricultural High School		920,000	920,000
Wright National High School		1,806,000	1,806,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	359
DEPARTMENT OF EDUCATION

Division of Southern Leyte	217,444,000	26,108,000	243,552,000

Division Office - Proper	217,444,000	24,284,000	241,728,000
Pintuyan National Vocational High School		548,000	548,000
Silago National Vocational School		531,000	531,000
Villa Jacinta National Vocational School		745,000	745,000

Division of Tacloban City	124,838,000	15,653,000	140,491,000

Division Office - Proper	124,838,000	3,604,000	128,442,000
Leyte National High School		8,916,000	8,916,000
Sagkahan National High School		1,727,000	1,727,000
San Jose National High School		920,000	920,000
Tacloban National Agricultural School		486,000	486,000

Region IX - Zamboanga Peninsula	1,817,997,000	254,414,000	2,072,411,000

Division of Dapitan City	51,708,000	6,855,000	58,563,000

Division Office - Proper	51,708,000	2,963,000	54,671,000
Dapitan City High School		3,371,000	3,371,000
Ilaya National High School		521,000	521,000

Division of Dipolog City	80,835,000	12,237,000	93,072,000

Division Office - Proper	80,835,000	1,199,000	82,034,000
Alberto Q. Ubay Memorial Agro-Tech Science High School		328,000	328,000
Dipolog City National High School (Barra)		901,000	901,000
Galas National High School		1,764,000	1,764,000
Punta National High School		1,132,000	1,132,000
Sicayab National High School		714,000	714,000
Zamboanga del Norte National High School		6,199,000	6,199,000

Division of Isabela City	74,080,000	9,628,000	83,708,000

Division Office - Proper	74,080,000	3,238,000	77,318,000
Basilan National High School		5,682,000	5,682,000
Begang National High School		708,000	708,000

Division of Pagadian City	87,133,000	10,774,000	97,907,000

Division Office - Proper	87,133,000	3,517,000	90,650,000
Lala National High School		336,000	336,000
Napolan National High School		465,000	465,000
Pagadian City National Comprehensive High School		252,000	252,000
Pagadian City National High School (Danlugan)		372,000	372,000
Tawagan Sur National High School		595,000	595,000
Zamboanga del Sur National High School		4,295,000	4,295,000
Zamboanga del Sur School of Arts and Trades		942,000	942,000

Division of Zamboanga City	341,377,000	58,389,000	399,766,000

Division Office - Proper	341,377,000	27,524,000	368,901,000
Arena Blanco National High School		1,470,000	1,470,000
Ayala National High School		5,059,000	5,059,000
Culianan National High School		2,676,000	2,676,000

360	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Curuan National High School		2,427,000	2,427,000
Manicahan National High School		1,630,000	1,630,000
Maria Clara L. Lobregat National High School (Divisoria National High School)		3,557,000	3,557,000
Mercedes National High School		1,420,000	1,420,000
Regional Science High School		650,000	650,000
Southcom National High School		1,181,000	1,181,000
Talon-Talon National High School		4,461,000	4,461,000
Vitali National High School		1,943,000	1,943,000
Zamboanga City National High School (Main)		4,391,000	4,391,000

Division of Zamboanga Sibugay	351,404,000	45,477,000	396,881,000

Division Office - Proper	351,404,000	19,474,000	370,878,000
Alicia National High School		1,453,000	1,453,000
Diplahan National High School		2,072,000	2,072,000
Francisco Ramos National High School		1,837,000	1,837,000
Imelda National High School		2,034,000	2,034,000
Ipil National High School		1,183,000	1,183,000
Kabasalan National High School		2,315,000	2,315,000
Malangas National High School		1,532,000	1,532,000
Naga National High School		980,000	980,000
Olutanga National High School		1,548,000	1,548,000
Siay National High School		1,870,000	1,870,000
Sta. Clara National High School		633,000	633,000
Surabay National High School		2,842,000	2,842,000
Talusan National High School		955,000	955,000
Titay National High School		2,209,000	2,209,000
Tungawan National High School		1,415,000	1,415,000
Zamboanga Sibugay National High School (Pangi NHS)		1,125,000	1,125,000

Division of Zamboanga del Norte	449,457,000	60,591,000	510,048,000

Division Office - Proper	449,457,000	28,076,000	477,533,000
Bacungan National High School		1,652,000	1,652,000
Dohinob National High School		405,000	405,000
Gutalac National High School		2,034,000	2,034,000
Julian Soriano Memorial Comprehensive High School		1,156,000	1,156,000
Katipunan National High School		2,531,000	2,531,000
Kipit Agro-Fishery High School		1,214,000	1,214,000
Liloy National High School		2,697,000	2,697,000
Manukan National High School		2,096,000	2,096,000
Piñan National High School		1,364,000	1,364,000
Polanco National High School		1,881,000	1,881,000
President Manuel A. Roxas National High School		1,287,000	1,287,000
Salug National High School		1,550,000	1,550,000
Sergio Osmeña National High School		1,481,000	1,481,000
Sibutad National High School		743,000	743,000
Sindangan National Agricultural School		2,186,000	2,186,000
Sindangan National High School		3,421,000	3,421,000
Siocon National High School		1,837,000	1,837,000
Tampilisan National High School		2,089,000	2,089,000
Ubay National High School		891,000	891,000

Division of Zamboanga del Sur	382,003,000	50,463,000	432,466,000

Division Office - Proper	382,003,000	35,714,000	417,717,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	361
DEPARTMENT OF EDUCATION

Balongating National High School		191,000	191,000
Bayog National Technical-Vocational High School		1,715,000	1,715,000
Commonwealth National High School		490,000	490,000
Dimataling National High School		496,000	496,000
Dinas National High School		801,000	801,000
Kabatan National High School		838,000	838,000
Lapuyan National High School		1,169,000	1,169,000
Mahayag National High School		1,167,000	1,167,000
Molave Vocational Technical School		4,170,000	4,170,000
Panagaan National High School		157,000	157,000
Tambulig (Echanca) National High School		1,225,000	1,225,000
Tukuran Technical Vocational High School (Tukuran Comprehensive NHS - San Carlos NHS)		2,330,000	2,330,000

Region X - Northern Mindanao	2,070,711,000	270,802,000	2,341,513,000

Division of Bukidnon	395,042,000	60,151,000	455,193,000

Division Office - Proper	395,042,000	52,033,000	447,075,000
Bukidnon National School of Home Industries		4,358,000	4,358,000
Manolo Fortich National High School		3,760,000	3,760,000

Division of Cagayan de Oro City	200,243,000	25,614,000	225,857,000

Division Office - Proper	200,243,000	25,614,000	225,857,000

Division of Camiguin	70,372,000	8,122,000	78,494,000

Division Office - Proper	70,372,000	7,041,000	77,413,000
Camiguin National High School		1,081,000	1,081,000

Division of El Salvador City	28,367,000	3,648,000	32,015,000

Division Office - Proper	28,367,000	3,648,000	32,015,000

Division of Gingoog City	101,116,000	10,112,000	111,228,000

Division Office - Proper	101,116,000	10,112,000	111,228,000

Division of Iligan City	151,805,000	17,520,000	169,325,000

Division Office - Proper	151,805,000	5,478,000	157,283,000
Acelo C. Badelles, Sr. Memorial High School (Tipanoy NHS)		535,000	535,000
Bunawan Agricultural High School		197,000	197,000
Bunawan National High School		156,000	156,000
Dalipuga National High School		594,000	594,000
Iligan City East National High School (Sta. Filomena)		2,350,000	2,350,000
Iligan City National School of Fisheries		901,000	901,000
Iligan City National High School		4,393,000	4,393,000
Maria Cristina National High School		442,000	442,000
Rogongon Agricultural High School		338,000	338,000
Suarez National High School		677,000	677,000
Tomas Cabili National High School		1,207,000	1,207,000
Tubaran National High School		252,000	252,000

362	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Division of Lanao del Norte	228,325,000	29,385,000	257,710,000

Division Office - Proper	228,325,000	17,921,000	246,246,000
Baloi National High School		600,000	600,000
Kapatagan National High School		2,604,000	2,604,000
Lala National High School		4,094,000	4,094,000
Lanao del Norte National Comprehensive High School		2,910,000	2,910,000
Maigo National High School		1,256,000	1,256,000

Division of Malaybalay City	141,503,000	18,803,000	160,306,000

Division Office - Proper	141,503,000	7,709,000	149,212,000
Bangcud National High School		1,839,000	1,839,000
Bukidnon National High School		8,337,000	8,337,000
Managok National High School		918,000	918,000

Division of Misamis Occidental	143,454,000	16,528,000	159,982,000

Division Office - Proper	143,454,000	9,887,000	153,341,000
Aloran Trade High School		2,103,000	2,103,000
Baliangao School of Fisheries		513,000	513,000
Clarin National High School		2,678,000	2,678,000
Looc National High School		1,347,000	1,347,000

Division of Misamis Oriental	345,677,000	45,019,000	390,696,000

Division Office - Proper	345,677,000	28,599,000	374,276,000
Alubijid National Comprehensive High School		2,255,000	2,255,000
Initao National Comprehensive High School		2,030,000	2,030,000
Laguindingan National High School		2,049,000	2,049,000
Libertad National High School		1,072,000	1,072,000
Medina National Comprehensive High School		1,881,000	1,881,000
Misamis Oriental General Comprehensive High School		2,222,000	2,222,000
Opol National Secondary Technical School		2,339,000	2,339,000
Salay National High School		2,010,000	2,010,000
Sugbongcogon National High School		562,000	562,000

Division of Oroquieta City	55,765,000	6,695,000	62,460,000

Division Office - Proper	55,765,000	2,194,000	57,959,000
Misamis Occidental National High School		4,501,000	4,501,000

Division of Ozamiz City	73,513,000	10,011,000	83,524,000

Division Office - Proper	73,513,000	3,228,000	76,741,000
Labo National High School		639,000	639,000
Ozamiz City National High School		4,170,000	4,170,000
Ozamiz City School of Arts and Trades		1,974,000	1,974,000

Division of Tangub City	53,931,000	6,293,000	60,224,000

Division Office - Proper	53,931,000	4,097,000	58,028,000
Tangub City National High School		2,196,000	2,196,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	363
DEPARTMENT OF EDUCATION

Division of Valencia City	81,598,000	12,901,000	94,499,000

Division Office - Proper	81,598,000	5,033,000	86,631,000
Valencia National High School		7,868,000	7,868,000

Region XI - Davao	2,092,673,000	313,499,000	2,406,172,000

Division of Davao City	502,640,000	86,416,000	589,056,000

Division Office - Proper	502,640,000	23,149,000	525,789,000
A. L. Navarro National High School		1,989,000	1,989,000
Baguio National School of Arts and Trades		1,173,000	1,173,000
Bernardo D. Carpio National High School		2,706,000	2,706,000
Biao National High School		467,000	467,000
Binowang National High School		312,000	312,000
Binugao National High School		559,000	559,000
Cabantian National High School		1,273,000	1,273,000
Calinan National High School		5,200,000	5,200,000
Catalunan Pequeño National High School		1,627,000	1,627,000
Crossing Bayabas National High School		4,214,000	4,214,000
Dacudao National High School		517,000	517,000
Daniel R. Aguinaldo National High School		5,258,000	5,258,000
Davao City National High School		9,693,000	9,693,000
Don Enrique Bustamante National High School		566,000	566,000
Doña Carmen Denia National High School		3,143,000	3,143,000
Dr. Santiago Dakudao, Sr. National High School		1,223,000	1,223,000
Erico T. Nograles National High School		663,000	663,000
F. Bangoy National High School		3,522,000	3,522,000
F. Bustamante National High School		2,460,000	2,460,000
Gorgonio Tajo, Sr. National High School		287,000	287,000
Gov. Vicente Duterte National High School		500,000	500,000
J. V. Ferriols National High School		517,000	517,000
Jesus J. Soriano National High School		1,081,000	1,081,000
Leon Garcia, Sr. National High School		741,000	741,000
Los Amigos National High School		1,380,000	1,380,000
Lower Tamugan National High School		833,000	833,000
Maa National High School		1,563,000	1,563,000
Mabini National High School		656,000	656,000
Malabog National High School		807,000	807,000
Marilog National High School		1,011,000	1,011,000
Mintal Comprehensive High School		2,905,000	2,905,000
Pablo Lorenzo National High School		1,324,000	1,324,000
Sirawan National High School		230,000	230,000
Sirib National High School		326,000	326,000
Tagakpan National High School		386,000	386,000
Talomo National High School		822,000	822,000
Teofilo V. Fernandez National High School		1,333,000	1,333,000

Division of Davao Occidental	163,202,000	20,665,000	183,867,000

Division Office - Proper	163,202,000	9,374,000	172,576,000
Alberto Olarte, Sr. National High School		1,063,000	1,063,000
Basiawan National High School		627,000	627,000
Edna Guillermo Memorial National High School		658,000	658,000
Heracleo Casco Memorial National High School		2,498,000	2,498,000
Jose Abad Santos National High School		1,493,000	1,493,000
Kalbay National High School		760,000	760,000
Mariano Peralta National High School		4,192,000	4,192,000

364	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Division of Davao Oriental	184,231,000	28,325,000	212,556,000

Division Office - Proper	184,231,000	14,314,000	198,545,000
Baganga National High School		2,091,000	2,091,000
Caraga National High School		1,320,000	1,320,000
Cateel National Agricultural High School		276,000	276,000
Cateel Vocational High School		1,957,000	1,957,000
Lupon National Comprehensive High School		1,108,000	1,108,000
Lupon Vocational High School		1,862,000	1,862,000
Luzon National High School		833,000	833,000
Manuel B. Guiñez, Sr. National High School		2,302,000	2,302,000
San Isidro National High School		1,413,000	1,413,000
Tibanban National High School		849,000	849,000

Division of Davao de Oro	389,313,000	55,889,000	445,202,000

Division Office - Proper	389,313,000	19,563,000	408,876,000
Andili National High School		827,000	827,000
Anibongan National High School		274,000	274,000
Atty. Orlando S. Rimando National High School		2,184,000	2,184,000
Compostela National High School		4,042,000	4,042,000
Gabi National High School		1,154,000	1,154,000
Laak National High School		2,726,000	2,726,000
Lorenzo S. Sarmiento, Sr. National High School		2,231,000	2,231,000
Mabini National High School		1,412,000	1,412,000
Mainit National High School		964,000	964,000
Manat National High School		1,119,000	1,119,000
Maragusan National High School		3,756,000	3,756,000
Monkayo National High School		3,378,000	3,378,000
Montevista National High School		2,693,000	2,693,000
Nabunturan National Comprehensive High School		4,175,000	4,175,000
New Bataan National High School		1,709,000	1,709,000
Pantukan National High School		2,810,000	2,810,000
Pindasan National High School		872,000	872,000

Division of Davao del Norte	262,348,000	39,950,000	302,298,000

Division Office - Proper	262,348,000	15,210,000	277,558,000
Antonio V. Fruto, Sr. National High School		581,000	581,000
Asuncion National High School		2,622,000	2,622,000
Carmen National High School		4,524,000	4,524,000
Dujali National High School		980,000	980,000
Kapalong National High School		2,840,000	2,840,000
Kimamon National High School		1,084,000	1,084,000
New Corella National High School		3,131,000	3,131,000
Sagayen National High School		1,258,000	1,258,000
Sawata National High School		1,036,000	1,036,000
Sto. Niño National High School		641,000	641,000
Sto. Tomas National High School		6,043,000	6,043,000

Division of Davao del Sur	176,341,000	26,842,000	203,183,000

Division Office - Proper	176,341,000	6,353,000	182,694,000
Barayong National High School		1,989,000	1,989,000
Davao del Sur School of Fisheries		1,760,000	1,760,000
Federico Yap National High School		1,156,000	1,156,000
Governor N. Llanos National High School		619,000	619,000
Hagonoy National High School		1,789,000	1,789,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	365
DEPARTMENT OF EDUCATION

Ihan National High School		492,000	492,000
Inawayan National High School		975,000	975,000
Marber National High School		984,000	984,000
Matanao National High School		3,309,000	3,309,000
Padada National High School		1,331,000	1,331,000
Sta. Cruz National High School		3,681,000	3,681,000
Sulop National High School		2,404,000	2,404,000

Division of Digos City	40,558,000	5,661,000	46,219,000

Division Office - Proper	40,558,000	4,368,000	44,926,000
Digos City National High School (Davao del Sur National High School)		1,293,000	1,293,000

Division of Island Garden City of Samal	75,471,000	9,591,000	85,062,000

Division Office - Proper	75,471,000	5,744,000	81,215,000
Mambago-B National High School		656,000	656,000
Nieves Villarica National High School		3,191,000	3,191,000

Division of Mati City	85,127,000	11,272,000	96,399,000

Division Office - Proper	85,127,000	3,990,000	89,117,000
Badas National High School		546,000	546,000
Dawan National High School		533,000	533,000
Mati National Comprehensive High School		4,152,000	4,152,000
Mati School of Arts and Trades		1,167,000	1,167,000
Matiao National High School		884,000	884,000

Division of Panabo City	87,544,000	14,304,000	101,848,000

Division Office - Proper	87,544,000	6,783,000	94,327,000
A. O. Floirendo National High School		1,302,000	1,302,000
Don Manuel A. Javellana Memorial National High School		531,000	531,000
Panabo City National High School		4,322,000	4,322,000
San Vicente National High School		643,000	643,000
Southern Davao National High School		723,000	723,000

Division of Tagum City	125,898,000	14,584,000	140,482,000

Division Office - Proper	125,898,000	2,682,000	128,580,000
Jose Tuazon, Jr. Memorial National High School		658,000	658,000
La Filipina National High School		2,905,000	2,905,000
Laureta National High School		1,044,000	1,044,000
Pipisan Maug National High School		809,000	809,000
Tagum National Trade School		4,210,000	4,210,000
Tagum City National Comprehensive High School (Davao National High School)		1,040,000	1,040,000
Tagum City National High School		1,236,000	1,236,000

Region XII - SOCCSKSARGEN	2,251,920,000	282,400,000	2,534,320,000

Division of Cotabato	576,514,000	71,437,000	647,951,000

Division Office - Proper	576,514,000	30,440,000	606,954,000
Alamada National High School		1,713,000	1,713,000
Antipas National High School		1,727,000	1,727,000

366	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Banisilan National High School		1,552,000	1,552,000
Carmen National High School		3,847,000	3,847,000
Dilangalen National High School		4,141,000	4,141,000
Greenfield National High School		1,285,000	1,285,000
Kabacan National High School		3,332,000	3,332,000
Kimagango National High School		407,000	407,000
Kisante National High School		889,000	889,000
Libungan National High School		1,439,000	1,439,000
Lika National High School		829,000	829,000
M’lang National High School		3,029,000	3,029,000
Magpet National High School		1,744,000	1,744,000
Makilala National High School		1,895,000	1,895,000
Matalam National High School, Barangay Linao, Matalam		672,000	672,000
Matalam National High School, Barangay Poblacion, Matalam		2,153,000	2,153,000
Pigcawayan National High School		2,810,000	2,810,000
Pikit National High School		3,637,000	3,637,000
President Roxas National High School		1,455,000	1,455,000
Tulunan National High School		2,441,000	2,441,000

Division of General Santos City	294,631,000	37,721,000	332,352,000

Division Office - Proper	294,631,000	13,558,000	308,189,000
Bula National School of Fisheries		701,000	701,000
Fatima National High School		4,208,000	4,208,000
General Santos City National High School		7,106,000	7,106,000
General Santos City National Secondary School of Arts and Trade		2,089,000	2,089,000
Irineo L. Santiago National High School of Metro Dadiangas		2,325,000	2,325,000
Labangal National High School		1,729,000	1,729,000
Lagao National High School		3,131,000	3,131,000
New Society National High School		2,874,000	2,874,000

Division of Kidapawan City	120,974,000	14,692,000	135,666,000

Division Office - Proper	120,974,000	5,447,000	126,421,000
Amas National High School		754,000	754,000
Ginatilan National High School		681,000	681,000
Kidapawan National High School		7,426,000	7,426,000
Paco National High School		384,000	384,000

Division of Koronadal City	96,222,000	14,833,000	111,055,000

Division Office - Proper	96,222,000	1,978,000	98,200,000
Bacongco National High School		627,000	627,000
Esperanza National High School		592,000	592,000
Koronadal National Comprehensive High School		9,807,000	9,807,000
Marbel 7 National High School		1,015,000	1,015,000
Saravia National High School		814,000	814,000

Division of Sarangani	329,467,000	38,604,000	368,071,000

Division Office - Proper	329,467,000	19,403,000	348,870,000
Alabel National High School		2,628,000	2,628,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	367
DEPARTMENT OF EDUCATION

Alabel National Science High School		544,000	544,000
Banate National High School		880,000	880,000
Colon National High School		1,603,000	1,603,000
Glan Padidu National High School		583,000	583,000
Glan School of Arts and Trades		2,600,000	2,600,000
James L. Chiongbian National Trade School		1,625,000	1,625,000
Leonard Young, Sr. National High School		1,132,000	1,132,000
Lun Pandidu National High School		1,065,000	1,065,000
Malalag National High School		1,839,000	1,839,000
Malandag National High School		2,138,000	2,138,000
Malapatan National High School		1,870,000	1,870,000
Pangyan National High School		694,000	694,000

Division of South Cotabato	442,204,000	56,395,000	498,599,000

Division Office - Proper	442,204,000	32,624,000	474,828,000
Banga National High School		2,315,000	2,315,000
Bentung Sulit National High School		365,000	365,000
Lamian National High School		1,380,000	1,380,000
Lapuz National High School		542,000	542,000
Libertad National High School		3,889,000	3,889,000
Maltana National High School		756,000	756,000
Norala National High School		2,520,000	2,520,000
Polomolok National High School		2,684,000	2,684,000
Sto. Niño National School of Arts and Trades		332,000	332,000
Sto. Niño National High School		2,222,000	2,222,000
T’boli National High School		2,838,000	2,838,000
Tupi National High School		3,484,000	3,484,000
Upper Klinan National High School		444,000	444,000

Division of Sultan Kudarat	339,353,000	41,094,000	380,447,000

Division Office - Proper	339,353,000	15,475,000	354,828,000
Bagumbayan National High School		1,291,000	1,291,000
Bai Saripinang National High School		668,000	668,000
Bambad National High School		1,181,000	1,181,000
Columbio National High School		1,090,000	1,090,000
Esperanza National High School		4,590,000	4,590,000
Isulan National High School		4,139,000	4,139,000
Kalamansig National High School		2,228,000	2,228,000
Kapingkong National High School		511,000	511,000
Laguilayan National High School		602,000	602,000
Lambayong National High School (Mariano Marcos National High School)		2,288,000	2,288,000
Lebak National High School - Lebak Legislated National High School		2,905,000	2,905,000
Lutayan National High School		1,499,000	1,499,000
President Quirino National High School		2,193,000	2,193,000
Telafas National High School		434,000	434,000

Division of Tacurong City	52,555,000	7,624,000	60,179,000

Division Office - Proper	52,555,000	1,809,000	54,364,000
Tacurong National High School		4,891,000	4,891,000
V.F. Grino National High School		924,000	924,000

368	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region XIII - Caraga	1,689,292,000	192,941,000	1,882,233,000

Division of Agusan del Norte	173,469,000	20,558,000	194,027,000

Division Office - Proper	173,469,000	14,042,000	187,511,000
Agay National High School		1,503,000	1,503,000
Guinabsan National High School		359,000	359,000
Jagupit National High School		822,000	822,000
Las Nieves National High School		1,055,000	1,055,000
Magallanes National High School		1,616,000	1,616,000
Nasipit National Vocational School		1,161,000	1,161,000

Division of Agusan del Sur	357,167,000	35,734,000	392,901,000

Division Office - Proper	357,167,000	12,026,000	369,193,000
Agusan del Sur National High School		5,649,000	5,649,000
Bunawan National High School		1,399,000	1,399,000
Datu Lipus Makapandong National High School		1,059,000	1,059,000
Del Monte National High School		999,000	999,000
Democrito O. Plaza Memorial High School		326,000	326,000
Esperanza National High School		918,000	918,000
La Paz National High School		309,000	309,000
Lapinigan National High School		901,000	901,000
Libertad National High School		314,000	314,000
Loreto National High School		555,000	555,000
Los Arcos National High School		323,000	323,000
Lucena National High School		542,000	542,000
Patin-ay High School (ASSAT)		703,000	703,000
Prosperidad National High School		1,652,000	1,652,000
Sampaguita National High School		494,000	494,000
San Isidro National High School		216,000	216,000
San Luis National High School		1,105,000	1,105,000
Sibagat National High School		743,000	743,000
Sta. Cruz National High School		232,000	232,000
Sta. Irene National High School		427,000	427,000
Sta. Josefa National High School		1,360,000	1,360,000
Sto. Tomas National High School		283,000	283,000
Talacogon National High School		658,000	658,000
Trento National High School		1,800,000	1,800,000
Veruela National High School		365,000	365,000
Zillovia National High School		376,000	376,000

Division of Bayugan City	76,340,000	7,522,000	83,862,000

Division Office - Proper	76,340,000	3,857,000	80,197,000
Bayugan National Comprehensive High School		1,821,000	1,821,000
Marcelina National High School		359,000	359,000
Noli National High School		831,000	831,000
Salvacion National High School		376,000	376,000
San Juan National High School		278,000	278,000

Division of Bislig City	47,884,000	5,250,000	53,134,000

Division Office - Proper	47,884,000	2,396,000	50,280,000
Bislig National High School		1,073,000	1,073,000
Lawigan National High School		206,000	206,000
Mangagoy National High School		367,000	367,000
Tabon M. Estrella National High School		1,208,000	1,208,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	369
DEPARTMENT OF EDUCATION

Division of Butuan City	211,863,000	28,651,000	240,514,000

Division Office - Proper	211,863,000	7,209,000	219,072,000
Agusan National High School		11,026,000	11,026,000
Agusan Pequeño National High School		542,000	542,000
Amparo National High School		515,000	515,000
Banza National High School		872,000	872,000
Butuan City National Comprehensive High School		384,000	384,000
Butuan City School of Arts and Trades		1,406,000	1,406,000
Libertad National High School		2,465,000	2,465,000
Los Angeles National High School		528,000	528,000
Lumbocan National High School		459,000	459,000
San Vicente National High School		1,063,000	1,063,000
Taligaman National High School		1,410,000	1,410,000
Tungao National High School		772,000	772,000
Division of Cabadbaran City	32,934,000	5,570,000	38,504,000

Division Office - Proper	32,934,000	1,800,000	34,734,000
Cabadbaran City National High School		3,770,000	3,770,000
Division of Dinagat Island	84,656,000	9,343,000	93,999,000

Division Office - Proper	84,656,000	4,742,000	89,398,000
Albor National High School		631,000	631,000
Cagdianao National High School		778,000	778,000
Dinagat School of Fisheries		453,000	453,000
Don Ruben E. Ecleo, Sr. Memorial National High School		1,617,000	1,617,000
Liberty National High School		155,000	155,000
Ruben E. Ecleo, Sr. National High School		307,000	307,000
Tag-abaca National High School		384,000	384,000
Tubajon National High School		276,000	276,000
Division of Siargao	76,485,000	7,843,000	84,328,000

Division Office - Proper	76,485,000	2,845,000	79,330,000
Dapa National High School		1,514,000	1,514,000
Del Carmen National High School		555,000	555,000
Gen. Luna National High School		930,000	930,000
Pilar National High School		330,000	330,000
San Isidro National High School		349,000	349,000
Sapao National High School		467,000	467,000
Socorro National High School		853,000	853,000
Division of Surigao City	77,578,000	8,070,000	85,648,000

Division Office - Proper	77,578,000	3,304,000	80,882,000
Anomar National High School		396,000	396,000
Caraga Regional Science High School		980,000	980,000
Ipil National High School		496,000	496,000
Mat-i National High School		471,000	471,000
Surigao City National High School (San Juan National High School)		1,868,000	1,868,000
Taft National High School (Surigao City - Taft National High School Annex)		555,000	555,000

370	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Division of Surigao del Norte	202,455,000	25,628,000	228,083,000

Division Office - Proper	202,455,000	7,063,000	209,518,000
Amando A. Fabio Memorial National High School (Sta. Cruz National High School)		1,039,000	1,039,000
Bacuag National Agro-Industrial School		575,000	575,000
Balite National High School		396,000	396,000
Campo National High School		617,000	617,000
Claver National High School		2,222,000	2,222,000
Gigaquit National School of Home Industries		907,000	907,000
Mainit National High School		973,000	973,000
Masgad National High School		234,000	234,000
Matin-ao National High School		696,000	696,000
Placer National High School		1,167,000	1,167,000
San Francisco National High School		955,000	955,000
Surigao del Norte National High School		5,784,000	5,784,000
Taganaan National High School (Asa National High School)		930,000	930,000
Timamana National High School		400,000	400,000
Toledo S. Pantilo, Sr. Memorial National High School		843,000	843,000
Tubod National Comprehensive High School		827,000	827,000
Division of Surigao del Sur	317,524,000	33,534,000	351,058,000

Division Office - Proper	317,524,000	12,915,000	330,439,000
Adlay National High School		429,000	429,000
Anibongan National High School		172,000	172,000
Barcelona National High School		179,000	179,000
Barobo National High School		1,976,000	1,976,000
Cantilan National High School		2,049,000	2,049,000
Carmen National Agricultural High School		283,000	283,000
Carrascal National High School		1,015,000	1,015,000
Doña Carmen National High School		156,000	156,000
F.H. Irizari Memorial National High School		569,000	569,000
Felisberto Verano High School		422,000	422,000
Gamut National High School (Barobo)		290,000	290,000
Gamut National High School (Tago)		1,173,000	1,173,000
Hinatuan National Comprehensive High School		1,262,000	1,262,000
Lianga National Comprehensive High School		1,256,000	1,256,000
Lingig National High School		1,161,000	1,161,000
M. K. Yusingco National High School (Mandus National High School)		191,000	191,000
Madrid National High School		1,342,000	1,342,000
Marihatag National High School		161,000	161,000
Portlamon Pastor Uy National High School		185,000	185,000
Purisima National High School		504,000	504,000
Salvacion National High School		257,000	257,000
San Miguel National Comprehensive High School		670,000	670,000
Solomon P. Lozada National High School		425,000	425,000
St. Christine National High School		770,000	770,000
Sto. Niño National High School		961,000	961,000
Tagasaka National High School		179,000	179,000
Tagbina National High School		1,358,000	1,358,000
Tidman National High School		263,000	263,000
Unidad National High School		961,000	961,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	371
DEPARTMENT OF EDUCATION

Division of Tandag City	30,937,000	5,238,000	36,175,000

Division Office - Proper	30,937,000	172,000	31,109,000
Buenavista National High School		562,000	562,000
Jacinto P. Elpa National High School		2,934,000	2,934,000
Tandag National Science High School		1,570,000	1,570,000
Joint Delivery Voucher for Senior High School Technical Vocational and Livelihood Specializations		1,479,501,000	1,479,501,000

National Capital Region (NCR)		1,479,501,000	1,479,501,000

Central Office		1,479,501,000	1,479,501,000
Implementation of the Grant of Cash Allowance, Hardship Pay, and Reclassification of Positions	5,137,850,000	4,725,410,000	9,863,260,000

National Capital Region (NCR)	341,677,000	409,610,000	751,287,000

Central Office	300,000,000		300,000,000
Regional Office - NCR	41,677,000	409,610,000	451,287,000
Region I - Ilocos	127,945,000	264,360,000	392,305,000

Regional Office - I	127,945,000	264,360,000	392,305,000
Cordillera Administrative Region (CAR)	180,721,000	98,040,000	278,761,000

Regional Office - CAR	180,721,000	98,040,000	278,761,000
Region II - Cagayan Valley	169,664,000	189,860,000	359,524,000

Regional Office - II	169,664,000	189,860,000	359,524,000
Region III - Central Luzon	140,155,000	483,430,000	623,585,000

Regional Office - III	140,155,000	483,430,000	623,585,000
Region IVA - CALABARZON	350,799,000	563,360,000	914,159,000

Regional Office - IVA	350,799,000	563,360,000	914,159,000
Region IVB - MIMAROPA	520,405,000	185,590,000	705,995,000

Regional Office - IVB	520,405,000	185,590,000	705,995,000
Region V - Bicol	556,089,000	363,270,000	919,359,000

Regional Office - V	556,089,000	363,270,000	919,359,000
Region VI - Western Visayas	305,827,000	403,145,000	708,972,000

Regional Office - VI	305,827,000	403,145,000	708,972,000

372	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region VII - Central Visayas	509,143,000	389,460,000		898,603,000

Regional Office - VII	509,143,000	389,460,000		898,603,000
Region VIII - Eastern Visayas	258,321,000	293,210,000		551,531,000

Regional Office - VIII	258,321,000	293,210,000		551,531,000
Region IX - Zamboanga Peninsula	428,138,000	213,630,000		641,768,000

Regional Office - IX	428,138,000	213,630,000		641,768,000
Region X - Northern Mindanao	325,850,000	240,205,000		566,055,000

Regional Office - X	325,850,000	240,205,000		566,055,000
Region XI - Davao	299,214,000	244,315,000		543,529,000

Regional Office - XI	299,214,000	244,315,000		543,529,000
Region XII - SOCCSKSARGEN	346,433,000	217,085,000		563,518,000

Regional Office - XII	346,433,000	217,085,000		563,518,000
Region XIII - Caraga	277,469,000	166,840,000		444,309,000

Regional Office - XIII	277,469,000	166,840,000		444,309,000
World Teachers’ Day Incentive Benefits	912,257,000			912,257,000

National Capital Region (NCR)	912,257,000			912,257,000

Central Office	912,257,000			912,257,000
Government Assistance and Subsidies - Educational Service Contracting (ESC) Program for Private Junior High School (per R.A. No. 8545)		12,689,879,000		12,689,879,000

National Capital Region (NCR)		12,689,879,000		12,689,879,000

Central Office		12,689,879,000		12,689,879,000
Government Assistance and Subsidies - Senior High School Voucher Program		26,311,393,000		26,311,393,000

National Capital Region (NCR)		26,311,393,000		26,311,393,000

Central Office		26,311,393,000		26,311,393,000
EDUCATION HUMAN RESOURCE DEVELOPMENT PROGRAM	35,741,000	3,705,631,000	360,149,000	4,101,521,000

Human Resource Development for Personnel in Schools and Learning Centers	32,451,000	3,555,173,000	360,149,000	3,947,773,000

National Capital Region (NCR)	32,451,000	2,827,160,000	360,149,000	3,219,760,000

Central Office	32,451,000	2,777,640,000	360,149,000	3,170,240,000
Division of Caloocan		6,248,000		6,248,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	373
DEPARTMENT OF EDUCATION

Division of Las Piñas	2,277,000	2,277,000
Division of Makati	915,000	915,000
Division of Malabon City	1,864,000	1,864,000
Division of Mandaluyong	1,376,000	1,376,000
Division of Manila	6,994,000	6,994,000
Division of Marikina	1,798,000	1,798,000
Division of Muntinlupa	1,815,000	1,815,000
Division of Navotas City	1,232,000	1,232,000
Division of Parañaque	2,212,000	2,212,000
Division of Pasay City	1,590,000	1,590,000
Division of Pasig City	3,089,000	3,089,000
Division of Quezon City	10,257,000	10,257,000
Division of San Juan City	381,000	381,000
Division of Taguig and Pateros	4,500,000	4,500,000
Division of Valenzuela	2,972,000	2,972,000
Region I - Ilocos	43,583,000	43,583,000

Division of Alaminos City	783,000	783,000
Division of Batac City	435,000	435,000
Division of Candon City	486,000	486,000
Division of Dagupan City	1,060,000	1,060,000
Division of Ilocos Norte	4,546,000	4,546,000
Division of Ilocos Sur	6,381,000	6,381,000
Division of La Union	5,521,000	5,521,000
Division of Laoag City	709,000	709,000
Division of Pangasinan I	11,105,000	11,105,000
Division of Pangasinan II	8,999,000	8,999,000
Division of San Carlos City	1,494,000	1,494,000
Division of San Fernando City	643,000	643,000
Division of Urdaneta City	1,047,000	1,047,000
Division of Vigan City	374,000	374,000
Cordillera Administrative Region (CAR)	20,606,000	20,606,000

Division of Abra	3,487,000	3,487,000
Division of Apayao	2,019,000	2,019,000
Division of Baguio City	1,699,000	1,699,000
Division of Benguet	4,977,000	4,977,000
Division of Ifugao	2,888,000	2,888,000
Division of Kalinga	1,838,000	1,838,000
Division of Mt. Province	2,424,000	2,424,000
Division of Tabuk City	1,274,000	1,274,000
Region II - Cagayan Valley	35,535,000	35,535,000

Division of Batanes	302,000	302,000
Division of Cagayan	10,970,000	10,970,000
Division of Cauayan City	1,223,000	1,223,000
Division of Ilagan City	1,461,000	1,461,000
Division of Isabela	12,080,000	12,080,000
Division of Nueva Vizcaya	5,125,000	5,125,000
Division of Quirino	2,449,000	2,449,000
Division of Santiago City	971,000	971,000
Division of Tuguegarao City	954,000	954,000

374	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region III - Central Luzon	77,385,000	77,385,000

Division of Angeles City	2,272,000	2,272,000
Division of Aurora	2,352,000	2,352,000
Division of Balanga City	610,000	610,000
Division of Bataan	4,810,000	4,810,000
Division of Bulacan	14,094,000	14,094,000
Division of Cabanatuan City	1,787,000	1,787,000
Division of Gapan City	848,000	848,000
Division of Mabalacat City	1,382,000	1,382,000
Division of Malolos City	1,285,000	1,285,000
Division of Meycauayan City	1,025,000	1,025,000
Division of Muñoz Science City	681,000	681,000
Division of Nueva Ecija	12,108,000	12,108,000
Division of Olongapo City	1,319,000	1,319,000
Division of Pampanga	10,888,000	10,888,000
Division of San Fernando City	1,611,000	1,611,000
Division of San Jose City	1,085,000	1,085,000
Division of San Jose del Monte City	3,027,000	3,027,000
Division of Tarlac	8,553,000	8,553,000
Division of Tarlac City	2,402,000	2,402,000
Division of Zambales	5,246,000	5,246,000

Region IVA - CALABARZON	88,053,000	88,053,000

Division of Antipolo City	3,897,000	3,897,000
Division of Bacoor City	2,262,000	2,262,000
Division of Batangas	12,258,000	12,258,000
Division of Batangas City	2,052,000	2,052,000
Division of Biñan City	1,534,000	1,534,000
Division of Cabuyao City	1,400,000	1,400,000
Division of Calamba City	2,598,000	2,598,000
Division of Cavite	9,720,000	9,720,000
Division of Cavite City	545,000	545,000
Division of Dasmariñas City	2,743,000	2,743,000
Division of General Trias City	1,762,000	1,762,000
Division of Imus City	1,888,000	1,888,000
Division of Laguna	6,899,000	6,899,000
Division of Lipa City	2,136,000	2,136,000
Division of Lucena City	1,742,000	1,742,000
Division of Quezon	15,771,000	15,771,000
Division of Rizal	11,323,000	11,323,000
Division of San Pablo City	1,824,000	1,824,000
Division of San Pedro City	1,278,000	1,278,000
Division of Sta. Rosa City	1,551,000	1,551,000
Division of Sto. Tomas City	937,000	937,000
Division of Tanauan City	1,225,000	1,225,000
Division of Tayabas City	708,000	708,000

Region IVB - MIMAROPA	33,030,000	33,030,000

Division of Calapan City	1,057,000	1,057,000
Division of Marinduque	2,825,000	2,825,000
Division of Occidental Mindoro	5,394,000	5,394,000
Division of Oriental Mindoro	7,692,000	7,692,000
Division of Palawan	10,578,000	10,578,000
Division of Puerto Princesa City	1,952,000	1,952,000
Division of Romblon	3,532,000	3,532,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	375
DEPARTMENT OF EDUCATION

Region V - Bicol	60,004,000	60,004,000

Division of Albay	8,671,000	8,671,000
Division of Camarines Norte	5,563,000	5,563,000
Division of Camarines Sur	16,839,000	16,839,000
Division of Catanduanes	3,576,000	3,576,000
Division of Iriga City	909,000	909,000
Division of Legazpi City	1,319,000	1,319,000
Division of Ligao City	1,089,000	1,089,000
Division of Masbate	9,866,000	9,866,000
Division of Masbate City	902,000	902,000
Division of Naga City	1,258,000	1,258,000
Division of Sorsogon	7,428,000	7,428,000
Division of Sorsogon City	1,500,000	1,500,000
Division of Tabaco City	1,084,000	1,084,000

Region VI - Western Visayas	66,668,000	66,668,000

Division of Aklan	5,418,000	5,418,000
Division of Antique	7,044,000	7,044,000
Division of Bacolod City	2,913,000	2,913,000
Division of Bago City	1,171,000	1,171,000
Division of Cadiz City	1,251,000	1,251,000
Division of Capiz	6,486,000	6,486,000
Division of Escalante City	743,000	743,000
Division of Guimaras	1,674,000	1,674,000
Division of Himamaylan City	1,011,000	1,011,000
Division of Iloilo	17,428,000	17,428,000
Division of Iloilo City	2,266,000	2,266,000
Division of Kabankalan City	1,615,000	1,615,000
Division of La Carlota City	572,000	572,000
Division of Negros Occidental	10,501,000	10,501,000
Division of Passi City	731,000	731,000
Division of Roxas City	1,123,000	1,123,000
Division of Sagay City	1,277,000	1,277,000
Division of San Carlos City	1,191,000	1,191,000
Division of Silay City	891,000	891,000
Division of Sipalay City	733,000	733,000
Division of Victorias City	629,000	629,000

Region VII - Central Visayas	62,722,000	62,722,000

Division of Bais City	744,000	744,000
Division of Bayawan City	1,440,000	1,440,000
Division of Bogo City	633,000	633,000
Division of Bohol	13,926,000	13,926,000
Division of Canlaon City	490,000	490,000
Division of Carcar City	973,000	973,000
Division of Cebu City	4,483,000	4,483,000
Division of Cebu Province	19,227,000	19,227,000
Division of Danao City	1,125,000	1,125,000
Division of Dumaguete City	695,000	695,000
Division of Guihulngan City	1,360,000	1,360,000
Division of Lapu-lapu City	2,559,000	2,559,000
Division of Mandaue City	1,707,000	1,707,000
Division of Naga City	863,000	863,000
Division of Negros Oriental	6,984,000	6,984,000
Division of Siquijor	1,003,000	1,003,000

376	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Division of Tagbilaran City	536,000	536,000
Division of Talisay City	1,322,000	1,322,000
Division of Tanjay City	1,130,000	1,130,000
Division of Toledo City	1,522,000	1,522,000

Region VIII - Eastern Visayas	54,749,000	54,749,000

Division of Baybay City	1,120,000	1,120,000
Division of Biliran	2,047,000	2,047,000
Division of Borongan City	804,000	804,000
Division of Calbayog City	2,319,000	2,319,000
Division of Catbalogan City	982,000	982,000
Division of Eastern Samar	5,714,000	5,714,000
Division of Leyte	16,988,000	16,988,000
Division of Maasin City	889,000	889,000
Division of Northern Samar	8,076,000	8,076,000
Division of Ormoc City	1,821,000	1,821,000
Division of Samar	8,295,000	8,295,000
Division of Southern Leyte	4,127,000	4,127,000
Division of Tacloban City	1,567,000	1,567,000

Region IX - Zamboanga Peninsula	37,827,000	37,827,000

Division of Dapitan City	843,000	843,000
Division of Dipolog City	975,000	975,000
Division of Isabela City	1,127,000	1,127,000
Division of Pagadian City	1,448,000	1,448,000
Division of Zamboanga City	6,342,000	6,342,000
Division of Zamboanga Sibugay	6,963,000	6,963,000
Division of Zamboanga del Norte	9,992,000	9,992,000
Division of Zamboanga del Sur	10,137,000	10,137,000

Region X - Northern Mindanao	42,985,000	42,985,000

Division of Bukidnon	11,196,000	11,196,000
Division of Cagayan de Oro City	3,769,000	3,769,000
Division of Camiguin	954,000	954,000
Division of El Salvador City	393,000	393,000
Division of Gingoog City	1,383,000	1,383,000
Division of Iligan City	2,493,000	2,493,000
Division of Lanao del Norte	6,036,000	6,036,000
Division of Malaybalay City	1,572,000	1,572,000
Division of Misamis Occidental	4,226,000	4,226,000
Division of Misamis Oriental	6,751,000	6,751,000
Division of Oroquieta City	721,000	721,000
Division of Ozamiz City	1,097,000	1,097,000
Division of Tangub City	802,000	802,000
Division of Valencia City	1,592,000	1,592,000

Region XI - Davao	39,708,000	39,708,000

Division of Davao City	10,034,000	10,034,000
Division of Davao Occidental	3,181,000	3,181,000
Division of Davao Oriental	4,771,000	4,771,000
Division of Davao de Oro	6,803,000	6,803,000
Division of Davao del Norte	4,368,000	4,368,000
Division of Davao del Sur	4,210,000	4,210,000
Division of Digos City	1,160,000	1,160,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	377
DEPARTMENT OF EDUCATION

Division of Island Garden City of Samal				1,000,000				1,000,000
Division of Mati City				1,264,000				1,264,000
Division of Panabo City				1,356,000				1,356,000
Division of Tagum City				1,561,000				1,561,000

Region XII - SOCCSKSARGEN				36,069,000				36,069,000

Division of Cotabato				10,649,000				10,649,000
Division of General Santos City				3,798,000				3,798,000
Division of Kidapawan City				1,235,000				1,235,000
Division of Koronadal City				1,249,000				1,249,000
Division of Sarangani				5,446,000				5,446,000
Division of South Cotabato				6,635,000				6,635,000
Division of Sultan Kudarat				6,362,000				6,362,000
Division of Tacurong City				695,000				695,000

Region XIII - Caraga				29,089,000				29,089,000

Division of Agusan del Norte				3,060,000				3,060,000
Division of Agusan del Sur				7,259,000				7,259,000
Division of Bayugan City				1,090,000				1,090,000
Division of Bislig City				941,000				941,000
Division of Butuan City				2,729,000				2,729,000
Division of Cabadbaran City				639,000				639,000
Division of Dinagat Island				1,547,000				1,547,000
Division of Siargao				1,701,000				1,701,000
Division of Surigao City				1,311,000				1,311,000
Division of Surigao del Norte				2,527,000				2,527,000
Division of Surigao del Sur				5,755,000				5,755,000
Division of Tandag City				530,000				530,000

Teacher Quality and Development Program		3,290,000		150,458,000				153,748,000

National Capital Region (NCR)		3,290,000		150,458,000				153,748,000

Central Office		3,290,000		150,458,000				153,748,000

Sub-total, Operations		510,216,254,000		131,073,386,000		45,327,872,000		686,617,512,000

Total, Regular Programs		523,272,705,000		143,847,120,000		48,174,361,000		715,294,186,000

TOTAL NEW APPROPRIATIONS	₱	523,272,705,000	₱	143,847,120,000	₱	48,174,361,000	₱	715,294,186,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	370,040,025
Creation of New Positions	5,469,320
Reclassification of Positions	1,064,322

378	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Total Permanent Positions	376,573,667

Other Compensation Common to All
Personnel Economic Relief Allowance	23,355,144
Representation Allowance	76,908
Transportation Allowance	74,298
Clothing and Uniform Allowance	5,838,792
Honoraria	672,060
Mid-Year Bonus - Civilian	30,836,666
Year End Bonus	30,836,666
Cash Gift	4,865,660
Productivity Enhancement Incentive	4,865,660
Step Increment	925,237

Total Other Compensation Common to All	102,347,091

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	627,347
Special Hardship Allowance	4,073,528
Lump-sum for filling of Positions - Civilian	20,632,579
Other Personnel Benefits	912,257

Total Other Compensation for Specific Groups	26,245,711

Other Benefits
PAG-IBIG Contributions	1,167,719
PhilHealth Contributions	8,322,243
Employees Compensation Insurance Premiums	1,167,716
Loyalty Award - Civilian	870,505
Terminal Leave	494,471

Total Other Benefits	12,022,654

Non-Permanent Positions	6,083,582

Total Personnel Services	523,272,705

Maintenance and Other Operating Expenses
Travelling Expenses	3,070,400
Training and Scholarship Expenses	11,796,306
Supplies and Materials Expenses	46,403,321
Utility Expenses	5,357,186
Communication Expenses	2,850,334
Awards/Rewards and Prizes	53,625
Survey, Research, Exploration and Development Expenses	75,669
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	7,745
Professional Services	518,732
General Services	2,411,477
Repairs and Maintenance	3,583,726
Financial Assistance/Subsidy	62,560,289
Taxes, Insurance Premiums and Other Fees	377,413
Labor and Wages	167,103

DECEMBER 25, 2023	OFFICIAL GAZETTE	379
DEPARTMENT OF EDUCATION

Other Maintenance and Operating Expenses
Advertising Expenses	8,124
Printing and Publication Expenses	1,189,373
Representation Expenses	165,424
Transportation and Delivery Expenses	256,586
Rent/Lease Expenses	12,169
Membership Dues and Contributions to Organizations	1,822
Subscription Expenses	2,342,541
Bank Transaction Fee	1,158
Other Maintenance and Operating Expenses	636,597

Total Maintenance and Other Operating Expenses	143,847,120

Total Current Operating Expenditures	667,119,825

Capital Outlays
Property, Plant and Equipment Outlay
Land Outlay	71,500
Buildings and Other Structures	41,725,575
Machinery and Equipment Outlay	6,377,286

Total Capital Outlays	48,174,361

TOTAL NEW APPROPRIATIONS	715,294,186

B. EARLY CHILDHOOD CARE AND DEVELOPMENT COUNCIL

For general administration and support, and operations, as indicated hereunder	₱	315,166,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	16,628,000	₱	20,432,000	₱	3,340,000	₱	40,400,000
Operations				274,766,000				274,766,000

EARLY CHILDHOOD CARE AND DEVELOPMENT PROGRAM				274,766,000				274,766,000

TOTAL NEW APPROPRIATIONS	₱	16,628,000	₱	295,198,000	₱	3,340,000	₱	315,166,000

Special Provision(s)

1. Reporting and Posting Requirements. The Early Childhood Care and Development Council (ECCDC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) ECCDC’s website.

The ECCDC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

380	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	16,628,000	₱	20,432,000	₱	3,340,000	₱	40,400,000

Sub-total, General Administration and Support		16,628,000		20,432,000		3,340,000		40,400,000

Operations
EARLY CHILDHOOD CARE AND DEVELOPMENT PROGRAM				274,766,000				274,766,000

Development of Policies, Standards and Guidelines				2,270,000				2,270,000
Capacity-building and institutional development of intermediaries and other partners				38,110,000				38,110,000
Accreditation of ECCD service providers				12,730,000				12,730,000
Establishment of National Child Development Centers				221,656,000				221,656,000

Sub-total, Operations				274,766,000				274,766,000

TOTAL NEW APPROPRIATIONS	₱	16,628,000	₱	295,198,000		3,340,000	₱	315,166,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Other Compensation for Specific Groups
Lump-sum for Compensation Adjustment	3,146

Total Other Compensation for Specific Groups	3,146

Non-Permanent Positions	13,482

Total Personnel Services	16,628

Maintenance and Other Operating Expenses
Travelling Expenses	6,602

DECEMBER 25, 2023	OFFICIAL GAZETTE	381
DEPARTMENT OF EDUCATION

Training and Scholarship Expenses	46,556
Supplies and Materials Expenses	28,553
Utility Expenses	905
Communication Expenses	1,089
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	22,433
Repairs and Maintenance	1,331
Financial Assistance/Subsidy	182,348
Taxes, Insurance Premiums and Other Fees	140
Other Maintenance and Operating Expenses
Printing and Publication Expenses	262
Rent/Lease Expenses	2,750
Subscription Expenses	331
Other Maintenance and Operating Expenses	1,700

Total Maintenance and Other Operating Expenses	295,198

Total Current Operating Expenditures	311,826

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	340
Transportation Equipment Outlay	3,000

Total Capital Outlays	3,340

TOTAL NEW APPROPRIATIONS	315,166

C. NATIONAL ACADEMY OF SPORTS

For general administration and support, and operations, as indicated hereunder.	₱	230,587,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	44,862,000	₱	57,992,000	₱		₱	102,854,000
Operations				112,313,000		15,420,000		127,733,000

SPORTS-INTEGRATED SECONDARY EDUCATION PROGRAM				112,313,000		15,420,000		127,733,000

TOTAL NEW APPROPRIATIONS	₱	44,862,000	₱	170,305,000	₱	15,420,000	₱	230,587,000

Special Provision(s)

1.  Reporting and Posting Requirements. The National Academy of Sports (NAS) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

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(a) URS or other electronic means for reports not covered by the URS; and

(b) NAS’ website.

The NAS shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2.  Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	44,862,000	₱	57,992,000		₱	₱	102,854,000

Sub-total, General Administration and Support		44,862,000		57,992,000				102,854,000

Operations
SPORTS-INTEGRATED SECONDARY EDUCATION PROGRAM				112,313,000		15,420,000		127,733,000

Promotion, Development, and Implementation of Quality and Enhanced Sports-Integrated Secondary Education Program				112,313,000		15,420,000		127,733,000

Sub-total, Operations				112,313,000		15,420,000		127,733,000

TOTAL NEW APPROPRIATIONS	₱	44,862,000	₱	170,305,000	₱	15,420,000	₱	230,587,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	14,781

Total Permanent Positions	14,781

Other Compensation Common to All
Personnel Economic Relief Allowance	456
Representation Allowance	408
Transportation Allowance	408
Clothing and Uniform Allowance	114

DECEMBER 25, 2023	OFFICIAL GAZETTE	383
DEPARTMENT OF EDUCATION

Mid-Year Bonus - Civilian	1,232
Year End Bonus	1,232
Cash Gift	95
Productivity Enhancement Incentive	95
Step Increment	37

Total Other Compensation Common to All	4,077

Other Compensation for Specific Groups
Lump-sum for filling of Positions - Civillian	25,066

Total Other Compensation for Specific Groups	25,066

Other Benefits
PAG-IBIG Contributions	23
PhilHealth Contributions	317
Employees Compensation Insurance Premiums	23

Total Other Benefits	363

Non-Permanent Positions	575

Total Personnel Services	44,862

Maintenance and Other Operating Expenses
Travelling Expenses	23,477
Training and Scholarship Expenses	64,847
Supplies and Materials Expenses	16,873
Utility Expenses	10,200
Communication Expenses	852
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	6,960
General Services	18,289
Repairs and Maintenance	1,030
Taxes, Insurance Premiums and Other Fees	150
Other Maintenance and Operating Expenses
Representation Expenses	252
Rent/Lease Expenses	18,000
Membership Dues and Contributions to Organizations	100
Other Maintenance and Operating Expenses	9,139

Total Maintenance and Other Operating Expenses	170,305

Total Current Operating Expenditures	215,167

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	15,420

Total Capital Outlays	15,420

TOTAL NEW APPROPRIATIONS	230,587

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GENERAL APPROPRIATIONS ACT, FY 2024

D. NATIONAL BOOK DEVELOPMENT BOARD

For general administration and support, and operations, as indicated hereunder	₱	234,016,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱	20,175,000	₱	14,089,000		₱	34,264,000
Operations		20,308,000		179,444,000			199,752,000

LOCAL BOOK PUBLISHING INDUSTRY DEVELOPMENT PROGRAM		20,308,000		179,444,000			199,752,000

TOTAL NEW APPROPRIATIONS	₱	40,483,000	₱	193,533,000		₱	234,016,000

Special Provision(s)

1. Interest Income of the National Book Development Trust Fund. The interest income of the National Book Development Trust Fund shall be used as grant to Filipino authors, especially in science and technology and in subject areas with none or few local authors, which shall be allocated equitably among the regions in accordance with R.A. No. 9521. In no case shall any part of the seed capital, including earnings thereof be used as overhead expenses for the administration of said Fund.

2. Reporting and Posting Requirements. The National Book Development Board (NBDB) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) NBDB’s website.

The NBDB shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

DECEMBER 25, 2023	OFFICIAL GAZETTE	385
DEPARTMENT OF EDUCATION

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	20,175,000	₱	14,089,000		₱	34,264,000

Sub-total, General Administration and Support		20,175,000		14,089,000			34,264,000

Operations
LOCAL BOOK PUBLISHING INDUSTRY DEVELOPMENT PROGRAM		20,308,000		179,444,000			199,752,000

Capacity building and trade promotion incentives		13,097,000		165,151,000			178,248,000
Administration of awards, grants, and incentives		4,135,000		8,085,000			12,220,000
Policy development, research, information system management, and information campaign		3,076,000		6,208,000			9,284,000

Sub-total, Operations		20,308,000		179,444,000			199,752,000

TOTAL NEW APPROPRIATIONS	₱	40,483,000	₱	193,533,000		₱	234,016,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	30,171

Total Permanent Positions	30,171

Other Compensation Common to All
Personnel Economic Relief Allowance	1,320
Representation Allowance	528
Transportation Allowance	528
Clothing and Uniform Allowance	330
Honoraria	1,128
Mid-Year Bonus - Civilian	2,514
Year End Bonus	2,514
Cash Gift	275
Productivity Enhancement Incentive	275
Step Increment	76

Total Other Compensation Common to All	9,488

Other Benefits
PAG-IBIG Contributions	65
PhilHealth Contributions	654
Employees Compensation Insurance Premiums	65
Loyalty Award - Civilian	40

Total Other Benefits	824

Total Personnel Services	40,483

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GENERAL APPROPRIATIONS ACT, FY 2024

Maintenance and Other Operating Expenses
Travelling Expenses	43,176
Training and Scholarship Expenses	494
Supplies and Materials Expenses	8,069
Utility Expenses	2,268
Communication Expenses	4,036
Awards/Rewards and Prizes	1,826
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	9,707
General Services	27,451
Repairs and Maintenance	189
Financial Assistance/Subsidy	31,374
Taxes, Insurance Premiums and Other Fees	224
Other Maintenance and Operating Expenses
Advertising Expenses	100
Printing and Publication Expenses	4,447
Representation Expenses	1,763
Transportation and Delivery Expenses	324
Rent/Lease Expenses	47,870
Subscription Expenses	79
Other Maintenance and Operating Expenses	10,000

Total Maintenance and Other Operating Expenses	193,533

Total Current Operating Expenditures	234,016

TOTAL NEW APPROPRIATIONS	234,016

E. NATIONAL COUNCIL FOR CHILDREN’S TELEVISION

For general administration and support, and operations, as indicated hereunder	₱	82,080,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	9,694,000	₱	23,045,000	₱	4,200,000	₱	36,939,000
Operations		7,885,000		37,256,000				45,141,000

CHILD-FRIENDLY TELEVISION DEVELOPMENT PROGRAM		7,885,000		37,256,000				45,141,000

TOTAL NEW APPROPRIATIONS	₱	17,579,000	₱	60,301,000	₱	4,200,000	₱	82,080,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	387
DEPARTMENT OF EDUCATION

Special Provision(s)

1. Interest Income of the National Endowment Fund for Children’s Television. The interest income of the National Endowment Fund for Children’s Television shall be used as grant to qualified producers and organizations of proven track record in the production of high quality children’s television programs, with priority given to independent producers and organizations in accordance with Section 12 of R.A. No. 8370.

2. Reporting and Posting Requirements. The National Council for Children’s Television (NCCT) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) NCCT’s website.

The NCCT shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	9,694,000	₱	23,045,000	₱	4,200,000	₱	36,939,000

Sub-total, General Administration and Support		9,694,000		23,045,000		4,200,000		36,939,000

Operations
CHILD-FRIENDLY TELEVISION DEVELOPMENT PROGRAM		7,885,000		37,256,000				45,141,000

Child-Friendly Television Development Services		7,885,000		37,256,000				45,141,000

Sub-total, Operations		7,885,000		37,256,000				45,141,000

TOTAL NEW APPROPRIATIONS	₱	17,579,000	₱	60,301,000	₱	4,200,000	₱	82,080,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	8,424

Total Permanent Positions	8,424

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GENERAL APPROPRIATIONS ACT, FY 2024

Other Compensation Common to All
Personnel Economic Relief Allowance	360
Representation Allowance	108
Transportation Allowance	108
Clothing and Uniform Allowance	90
Mid-Year Bonus - Civilian	702
Year End Bonus	702
Cash Gift	75
Per Diems	516
Productivity Enhancement Incentive	75
Step Increment	21

Total Other Compensation Common to All	2,757

Other Benefits
PAG-IBIG Contributions	18
PhilHealth Contributions	174
Employees Compensation Insurance Premiums	18

Total Other Benefits	210

Non-Permanent Positions	6,188

Total Personnel Services	17,579

Maintenance and Other Operating Expenses Training and Scholarship Expenses	36,204
Supplies and Materials Expenses	2,200
Utility Expenses	1,484
Communication Expenses	260
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	2,500
Financial Assistance/Subsidy	6,050
Taxes, Insurance Premiums and Other Fees	60
Other Maintenance and Operating Expenses
Representation Expenses	30
Transportation and Delivery Expenses	227
Rent/Lease Expenses	9,840
Subscription Expenses	1,310

Total Maintenance and Other Operating Expenses	60,301

Total Current Operating Expenditures	77,880

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	4,200

Total Capital Outlays	4,200

TOTAL NEW APPROPRIATIONS	82,080

DECEMBER 25, 2023	OFFICIAL GAZETTE	389
DEPARTMENT OF EDUCATION

F. NATIONAL MUSEUM OF THE PHILIPPINES

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,399,202,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	105,646,000	₱	358,840,000	₱	211,651,000	₱	676,137,000
Support to Operations		1,848,000		743,000				2,591,000
Operations		144,169,000		175,162,000				319,331,000

MUSEUMS PROGRAM		144,169,000		175,162,000				319,331,000

Total, Regular Programs		251,663,000		534,745,000		211,651,000		998,059,000

B. PROJECT(S)
Locally-Funded Project(s)						401,143,000		401,143,000

Total, Project(s)						401,143,000		401,143,000

TOTAL NEW APPROPRIATIONS	₱	251,663,000	₱	534,745,000	₱	612,794,000	₱	1,399,202,000

Special Provision(s)

1. Use of Income. In addition to the amounts appropriated herein, the National Museum of the Philippines (NMP) is authorized to use its income sourced from all its operations nationwide and overseas to constitute the National Museum Income Fund to be expended for any purpose in benefit of the NMP in accordance with Section 19 of R.A. No. 11333.

2. National Museum of the Philippines-Baler. The amount of One Hundred Fifty Million Pesos (P150,000,000) is appropriated herein for the construction of the National Museum of the Philippines-Baler, which shall serve as the repository of the shared memories, cultural exchanges, enduring friendships, and historical connections that intricately tie Baler with Spain. This interwoven cultural heritage shall be imbued as far as possible in the National Museum’s public operations and activities in Baler, Aurora, in the fields of history and literature, anthropology, fine arts, architecture, fashion, gastronomy and the natural sciences, among others.

3. Reporting and Posting Requirements. The NMP shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) NMP’s website.

The NMP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

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GENERAL APPROPRIATIONS ACT, FY 2024

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	104,692,000	₱	358,840,000	₱	211,651,000	₱	675,183,000
Administration of Personnel Benefits		954,000						954,000

Sub-total, General Administration and Support		105,646,000		358,840,000		211,651,000		676,137,000

Support to Operations
Project Monitoring and Evaluation Services		1,848,000		743,000				2,591,000

Sub-total, Support to Operations		1,848,000		743,000				2,591,000

Operations
MUSEUMS PROGRAM		144,169,000		175,162,000				319,331,000

Management and Development of the National Collections and Related Knowledge Resources (including Participation to International Meetings and Conferences)		123,866,000		107,804,000				231,670,000
Restoration, Preservation, Protection and Development of Cultural Property		20,303,000		67,358,000				87,661,000

Sub-total, Operations		144,169,000		175,162,000				319,331,000

Total, Regular Programs		251,663,000		534,745,000		211,651,000		998,059,000

PROJECT(S)
Locally-Funded Project(s)
Exhibitions and Fit-Out of Various National Museum of the Philippines - Central and Regional Sites						123,143,000		123,143,000
Development of National Museum Complex, Manila, Phase IV						50,000,000		50,000,000
Construction of National Museum of the Philippines- Baler in Baler, Aurora (Phase II)						150,000,000		150,000,000
Continued Restoration and Site Development of Our Lady of Caysasay Church and Associated Structures in Taal, Batangas, Phase IV						18,000,000		18,000,000
Repair and Preventive Conservation Maintenance of Casa Rocha (Important Cultural Property) in Tagbilaran City, Bohol						6,000,000		6,000,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	391
DEPARTMENT OF EDUCATION

Restoration and Development of NMP Museums and Declared/Associated Heritage Sites in the Visayas						54,000,000		54,000,000

Sub-total, Locally-Funded Project(s)						401,143,000		401,143,000

Total, Project(s)						401,143,000		401,143,000

TOTAL NEW APPROPRIATIONS	₱	251,663,000	₱	534,745,000	₱	612,794,000	₱	1,399,202,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	150,337

Total Permanent Positions	150,337

Other Compensation Common to All
Personnel Economic Relief Allowance	9,288
Representation Allowance	984
Transportation Allowance	984
Clothing and Uniform Allowance	2,322
Mid-Year Bonus - Civilian	12,528
Year End Bonus	12,528
Cash Gift	1,935
Productivity Enhancement Incentive	1,935
Step Increment	376

Total Other Compensation Common to All	42,880

Other Compensation for Specific Groups
Magna Carta for Science and Technology Personnel	36
Lump-sum for Creation of New Positions - Civilian	53,000

Total Other Compensation for Specific Groups	53,036

Other Benefits
PAG-IBIG Contributions	464
PhilHealth Contributions	3,298
Employees Compensation Insurance Premiums	464
Loyalty Award - Civilian	230
Terminal Leave	954

Total Other Benefits	5,410

Total Personnel Services	251,663

392	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Maintenance and Other Operating Expenses
Travelling Expenses	42,216
Training and Scholarship Expenses	2,284
Supplies and Materials Expenses	20,507
Utility Expenses	129,554
Communication Expenses	3,400
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	498
Professional Services	11,435
General Services	212,644
Repairs and Maintenance	46,878
Taxes, Insurance Premiums and Other Fees	36,586
Other Maintenance and Operating Expenses
Printing and Publication Expenses	9,478
Representation Expenses	500
Transportation and Delivery Expenses	18,065
Other Maintenance and Operating Expenses	700

Total Maintenance and Other Operating Expenses	534,745

Total Current Operating Expenditures	786,408

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	406,143
Machinery and Equipment Outlay	190,151
Transportation Equipment Outlay	16,500

Total Capital Outlays	612,794

TOTAL NEW APPROPRIATIONS	1,399,202

G. PHILIPPINE HIGH SCHOOL FOR THE ARTS

For general administration and support, and operations, as indicated hereunder	₱	108,241,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱	20,842,000	₱	38,510,000		₱	59,352,000
Operations		12,099,000		36,790,000			48,889,000

SPECIAL SECONDARY EDUCATION FOR THE ARTS PROGRAM		12,099,000		36,790,000			48,889,000

TOTAL NEW APPROPRIATIONS	₱	32,941,000	₱	75,300,000		₱	108,241,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	393
DEPARTMENT OF EDUCATION

Special Provision(s)

1. Reporting and Posting Requirements. The Philippine High School for the Arts (PHSA) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) PHSA’s website.

The PHSA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	12,815,000	₱	38,510,000		₱	51,325,000
Administration of Personnel Benefits		8,027,000					8,027,000

Sub-total, General Administration and Support		20,842,000		38,510,000			59,352,000

Operations
SPECIAL SECONDARY EDUCATION FOR THE ARTS PROGRAM		12,099,000		36,790,000			48,889,000

Operation of Philippine High School for the Arts including outreach, screening, student exchange program with other countries and production activities		12,099,000		36,790,000			48,889,000

Sub-total, Operations		12,099,000		36,790,000			48,889,000

TOTAL NEW APPROPRIATIONS	₱	32,941,000	₱	75,300,000		₱	108,241,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	18,961

Total Permanent Positions	18,961

Other Compensation Common to All
Personnel Economic Relief Allowance	1,080

394	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Representation Allowance	108
Transportation Allowance	108
Clothing and Uniform Allowance	270
Honoraria	186
Mid-Year Bonus - Civilian	1,580
Year End Bonus	1,580
Cash Gift	225
Productivity Enhancement Incentive	225
Step Increment	48

Total Other Compensation Common to All	5,410

Other Compensation for Specific Groups
Lump-sum for Filling of Positions - Civilian	8,027

Total Other Compensation for Specific Groups	8,027

Other Benefits
PAG-IBIG Contributions	54
PhilHealth Contributions	410
Employees Compensation Insurance Premiums	54
Loyalty Award - Civilian	25

Total Other Benefits	543

Total Personnel Services	32,941

Maintenance and Other Operating Expenses
Travelling Expenses	1,846
Training and Scholarship Expenses	4,646
Supplies and Materials Expenses	22,807
Utility Expenses	5,481
Communication Expenses	2,498
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	6,331
General Services	25,381
Repairs and Maintenance	2,585
Taxes, Insurance Premiums and Other Fees	1,175
Other Maintenance and Operating Expenses
Advertising Expenses	5
Printing and Publication Expenses	375
Representation Expenses	110
Transportation and Delivery Expenses	5
Rent/Lease Expenses	1,711
Membership Dues and Contributions to Organizations	31
Subscription Expenses	122
Other Maintenance and Operating Expenses	55

Total Maintenance and Other Operating Expenses	75,300

Total Current Operating Expenditures	108,241

TOTAL NEW APPROPRIATIONS	108,241

DECEMBER 25, 2023	OFFICIAL GAZETTE	395
DEPARTMENT OF EDUCATION

GENERAL SUMMARY

DEPARTMENT OF EDUCATION

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	523,272,705,000	₱	143,847,120,000	₱	48,174,361,000	₱	715,294,186,000
B. EARLY CHILDHOOD CARE AND DEVELOPMENT COUNCIL		16,628,000		295,198,000		3,340,000		315,166,000
C. NATIONAL ACADEMY OF SPORTS		44,862,000		170,305,000		15,420,000		230,587,000
D. NATIONAL BOOK DEVELOPMENT BOARD		40,483,000		193,533,000				234,016,000
E. NATIONAL COUNCIL FOR CHILDREN’S TELEVISION		17,579,000		60,301,000		4,200,000		82,080,000
F. NATIONAL MUSEUM OF THE PHILIPPINES		251,663,000		534,745,000		612,794,000		1,399,202,000
G. PHILIPPINE HIGH SCHOOL FOR THE ARTS		32,941,000		75,300,000				108,241,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF EDUCATION	₱	523,676,861,000	₱	145,176,502,000	₱	48,810,115,000	₱	717,663,478,000

396	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

VIII. STATE UNIVERSITIES AND COLLEGES

The National University

A. UNIVERSITY OF THE PHILIPPINES SYSTEM

For general administration and support, support to operations, and operations, including locally-funded project(s), and the operation of the Philipppine General Hospital, as indicated hereunder	₱	24,771,903,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	1,611,156,000	₱	514,157,000	₱	2,000,000	₱	2,127,313,000
Support to Operations		510,210,000		2,162,000				512,372,000
Operations		12,627,498,000		3,282,757,000		25,000,000		15,935,255,000

HIGHER EDUCATION PROGRAM		7,450,793,000		861,205,000		25,000,000		8,336,998,000
ADVANCED EDUCATION PROGRAM		1,428,366,000		83,295,000				1,511,661,000
RESEARCH PROGRAM		536,877,000		204,903,000				741,780,000
TECHNICAL ADVISORY EXTENSION PROGRAM		318,950,000		63,490,000				382,440,000
HOSPITAL SERVICES PROGRAM		2,892,512,000		2,069,864,000				4,962,376,000

Total, Regular Programs		14,748,864,000		3,799,076,000		27,000,000		18,574,940,000

B. PROJECT(S)
Locally-Funded Project(s)		102,087,000		3,024,381,000		3,070,495,000		6,196,963,000

Total, Project(s)		102,087,000		3,024,381,000		3,070,495,000		6,196,963,000

TOTAL NEW APPROPRIATIONS	₱	14,850,951,000	₱	6,823,457,000	₱	3,097,495,000	₱	24,771,903,000

Special Provision(s)

1. Legal Research Fund. The Legal Research Fund shall be used in support of the University of the Philippines Law Center sourced from one percent (1%) of the filing fees collected by courts as well as agencies or tribunals exercising quasi-judicial functions, in accordance with L.O.I No. 1182 dated December 16, 1981 and Section 4 of R.A. No. 3870, as amended by P.D. Nos. 200 and 1856.

Disbursements or expenditures by the UPS in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

2. Appropriations of the University of the Philippines System. The appropriations authorized herein for the UPS shall be released and disbursed in accordance with budgeting, accounting, and auditing rules and regulations.

3. Reporting and Posting Requirements. The UPS shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) UPS’ website.

DECEMBER 25, 2023	OFFICIAL GAZETTE	397
STATE UNIVERSITIES AND COLLEGES

The UPS shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	1,108,318,000	₱	514,157,000	₱	2,000,000	₱	1,624,475,000
Administration of Personnel Benefits		502,838,000						502,838,000

Sub-total, General Administration and Support		1,611,156,000		514,157,000		2,000,000		2,127,313,000

Support to Operations
Auxiliary Services		510,210,000		2,162,000				512,372,000

Sub-total, Support to Operations		510,210,000		2,162,000				512,372,000

Operations
HIGHER EDUCATION PROGRAM		7,450,793,000		861,205,000		25,000,000		8,336,998,000

Provision of Higher Education Services		7,450,793,000		861,205,000		25,000,000		8,336,998,000
ADVANCED EDUCATION PROGRAM		1,428,366,000		83,295,000				1,511,661,000

Provision of Advanced Education Services		1,428,366,000		83,295,000				1,511,661,000
RESEARCH PROGRAM		536,877,000		204,903,000				741,780,000

Conduct of Research Services		536,877,000		204,903,000				741,780,000
TECHNICAL ADVISORY EXTENSION PROGRAM		318,950,000		63,490,000				382,440,000

Provision of Extension Services		318,950,000		63,490,000				382,440,000
HOSPITAL SERVICES PROGRAM		2,892,512,000		2,069,864,000				4,962,376,000

Provision of Medical Services		2,892,512,000		2,069,864,000				4,962,376,000

Sub-total, Operations		12,627,498,000		3,282,757,000		25,000,000		15,935,255,000

Total, Regular Programs		14,748,864,000		3,799,076,000		27,000,000		18,574,940,000

398	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education		2,142,154,000		2,142,154,000
Funding Requirements for Davao City UP Mindanao Sports Complex		15,611,000		15,611,000
Laboratory Equipment Needed for the Implementation of the Different Projects of BIOTECH			25,000,000	25,000,000
Provision for Medical Assistance for Indigent Patients, UP PGH		633,818,000		633,818,000
Completion of Structural and Architectural Work of Rizal Hall, UP-Manila			100,000,000	100,000,000
Computational Research Laboratory Institute of Mathematics, UP-Diliman	1,000,000	12,000,000	3,000,000	16,000,000
Construction of Philippine General Hospital (Pediatric and Adult Specialty Center, Clinics, Training Center and Dormitory for Healthcare Workers), Ermita, Manila			1,000,000,000	1,000,000,000
Renovation of the College of Music, UP System			120,000,000	120,000,000
Renovation/Expansion of the University Health System Building, UP System			125,000,000	125,000,000
UP Sustainable Development Goals (SDGs) Center, UP System	5,140,000	11,565,000	8,995,000	25,700,000
University Health Service (UHS) Operating Room Complex, UP Los Baños			50,000,000	50,000,000
Construction of the New National Institute of Health, UP Manila			587,000,000	587,000,000
Site Development of Existing Buildings (School of Management (SOM), Student Dorm, Faculty Staff Housing (FSH), Administrative Building, College of Humanities and Social Sciences (CHSS) Phase 1, College of Science and Mathematics (CSM), Library, and Center for Advancement of Research in Mindanao (CARIM)), UP Mindanao			140,000,000	140,000,000
First Large-Scale Philippine Study to Investigate the Impact of Mother Tongue-Based Multilingual Education (MTB-MLE), Implementation on the Assessment Performance of Filipino Learners on the Southeast Asia Primary Learning Metrics (SEA-PLM), and Trends in International Mathematics and Science Study (TIMSS), UP System		3,900,000		3,900,000
Gurong Pahinungod (GP) Program, UP System		4,303,000		4,303,000
Rehabilitation of UP Visayas High School Building, UP Visayas Iloilo			10,000,000	10,000,000
Construction of New College of Law Building, UP Visayas Iloilo			100,000,000	100,000,000
Operation of the Child Protection Unit (CPU), UP-PGH	7,500,000	2,500,000		10,000,000
Detailed Architectural and Engineering Design (DAED) of the UP College of Mass Communication (CMC) Archives Building, UP Diliman		5,000,000		5,000,000
Expansion and Operationalization of UP Extension Campus in Pandan, Antique	2,273,000	10,030,000	36,000,000	48,303,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	399
STATE UNIVERSITIES AND COLLEGES

UP Visayas Museum of Art and Cultural Heritage (UPV MACH) and Lopez Museum and Library (LML) Collaboration Project, Cycle I, UP Iloilo				7,500,000				7,500,000
Financial Assistance to Athletic Programs, UP College of Human Kinetics				15,000,000				15,000,000
Implementation of the Rare Diseases Act, National Institute for Health (NIH)				5,000,000				5,000,000
Operationalization of the UP College of Medicine Simulation Laboratory				25,000,000				25,000,000
Benchmarking for the Futures Thinking and Strategic Foresight Research and Innovations for Food System and Food Security Program of the College of Agriculture and Food Science, UP Los Baños				2,000,000				2,000,000
Construction of Multi-Purpose Building (Dormitory), UP Cebu						40,000,000		40,000,000
Philippine Energy Research and Policy Institute (PERPI)		8,500,000		33,000,000		8,500,000		50,000,000
Construction of Building and Site Development for the Technology Innovation Campus in Dasmariñas, Cavite, UP System						300,000,000		300,000,000
Increase in Carrying Capacity of College of Medicine, UP Manila				43,000,000		27,000,000		70,000,000
Increase in Carrying Capacity of School of Health Sciences, UP Manila				5,000,000		50,000,000		55,000,000
Capacity Development on Futures Thinking and Strategic Foresight, UP Manila				2,000,000				2,000,000
Renovation of Neonatal Intensive Care Unit (NICU) Area, UP-PGH						80,000,000		80,000,000
Establishment of Central Block Fire Suppression and Detection System and Life Safety Plan and Elevator Lobby Renovation, UP-PGH				10,000,000		250,000,000		260,000,000
Provision of Personnel Benefits for Public Healthcare Workers, UP-PGH		77,674,000						77,674,000
Tulong Dunong Program				1,000,000				1,000,000
Establishment of Governance Reform, Innovation and Transformation Laboratories (GRIT Labs), UP-NCPAG				25,000,000		5,000,000		30,000,000
X-Linked Dystonia-Parkinsonism (XDP) Treatment Program, UP-PGH				10,000,000		5,000,000		15,000,000

Sub-total, Locally-Funded Project(s)		102,087,000		3,024,381,000		3,070,495,000		6,196,963,000

Total, Project(s)		102,087,000		3,024,381,000		3,070,495,000		6,196,963,000

TOTAL NEW APPROPRIATIONS	₱	14,850,951,000	₱	6,823,457,000	₱	3,097,495,000	₱	24,771,903,000

400	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	10,801,448

Total Permanent Positions	10,801,448

Other Compensation Common to All
Personnel Economic Relief Allowance	319,452
Representation Allowance	11,034
Transportation Allowance	9,714
Clothing and Uniform Allowance	80,718
Honoraria	208,514
Mid-Year Bonus - Civilian	900,121
Year End Bonus	900,121
Cash Gift	67,265
Productivity Enhancement Incentive	67,265
Step Increment	27,003

Total Other Compensation Common to All	2,591,207

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	401,807
Magna Carta for Science & Technology Personnel	11,210
Night Shift Differential Pay	50,227
Lump-sum for filling of Positions - Civilian	306,635
Lump-sum for Personnel Services	24,413

Total Other Compensation for Specific Groups	794,292

Other Benefits
PAG-IBIG Contributions	16,145
PhilHealth Contributions	182,045
Employees Compensation Insurance Premiums	16,145
Terminal Leave	196,203

Total Other Benefits	410,538

Non-Permanent Positions	253,466

Total Personnel Services	14,850,951

Maintenance and Other Operating Expenses
Travelling Expenses	56,141
Training and Scholarship Expenses	447,691
Supplies and Materials Expenses	1,994,958
Utility Expenses	642,432
Communication Expenses	108,121
Awards/Rewards and Prizes	52,176
Survey, Research, Exploration and Development Expenses	39,770
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	3,022

DECEMBER 25, 2023	OFFICIAL GAZETTE	401
STATE UNIVERSITIES AND COLLEGES

Professional Services	9,932
General Services	301,701
Repairs and Maintenance	168,003
Financial Assistance/Subsidy	2,259,292
Taxes, Insurance Premiums and Other Fees	31,059
Other Maintenance and Operating Expenses
Advertising Expenses	414
Printing and Publication Expenses	8,691
Representation Expenses	4,560
Transportation and Delivery Expenses	1,224
Rent/Lease Expenses	34,258
Membership Dues and Contributions to Organizations	2,607
Subscription Expenses	5,595
Donations	10,098
Other Maintenance and Operating Expenses	641,712

Total Maintenance and Other Operating Expenses	6,823,457

Total Current Operating Expenditures	21,674,408

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	140,000
Buildings and Other Structures	2,630,500
Machinery and Equipment Outlay	317,495
Transportation Equipment Outlay	9,500

Total Capital Outlays	3,097,495

TOTAL NEW APPROPRIATIONS	24,771,903

402	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

B. NATIONAL CAPITAL REGION

B.1. EULOGIO ‘AMANG’ RODRIGUEZ INSTITUTE OF SCIENCE AND TECHNOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	442,675,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	92,214,000	₱	28,522,000		₱	₱	120,736,000
Support to Operations		8,868,000		595,000				9,463,000
Operations		140,004,000		5,305,000		25,000,000		170,309,000

HIGHER EDUCATION PROGRAM		124,382,000		3,197,000		25,000,000		152,579,000
ADVANCED EDUCATION PROGRAM		3,238,000		226,000				3,464,000
RESEARCH PROGRAM		1,483,000		867,000				2,350,000
TECHNICAL ADVISORY EXTENSION PROGRAM		10,901,000		1,015,000				11,916,000

Total, Regular Programs		241,086,000		34,422,000		25,000,000		300,508,000

B. PROJECT(S)
Locally-Funded Project(s)				142,167,000				142,167,000

Total, Project(s)				142,167,000				142,167,000

TOTAL NEW APPROPRIATIONS	₱	241,086,000	₱	176,589,000	₱	25,000,000	₱	442,675,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	20,724,000	₱	28,522,000	₱	₱	49,246,000
Administration of Personnel Benefits		71,490,000					71,490,000

Sub-total, General Administration and Support		92,214,000		28,522,000			120,736,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	403
STATE UNIVERSITIES AND COLLEGES

Support to Operations
Auxiliary Services		8,868,000		595,000				9,463,000

Sub-total, Support to Operations		8,868,000		595,000				9,463,000

Operations
HIGHER EDUCATION PROGRAM		124,382,000		3,197,000		25,000,000		152,579,000

Provision of Higher Education Services		124,382,000		3,197,000		25,000,000		152,579,000
ADVANCED EDUCATION PROGRAM		3,238,000		226,000				3,464,000

Provision of Advanced Education Services		3,238,000		226,000				3,464,000
RESEARCH PROGRAM		1,483,000		867,000				2,350,000

Conduct of Research Services		1,483,000		867,000				2,350,000
TECHNICAL ADVISORY EXTENSION PROGRAM		10,901,000		1,015,000				11,916,000

Provision of Extension Services		10,901,000		1,015,000				11,916,000

Sub-total, Operations		140,004,000		5,305,000		25,000,000		170,309,000

Total, Regular Programs		241,086,000		34,422,000		25,000,000		300,508,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				139,167,000				139,167,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				142,167,000				142,167,000

Total, Project(s)				142,167,000				142,167,000

TOTAL NEW APPROPRIATIONS	₱	241,086,000	₱	176,589,000	₱	25,000,000	₱	442,675,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	127,794

Total Permanent Positions	127,794

404	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Other Compensation Common to All
Personnel Economic Relief Allowance	7,344
Representation Allowance	120
Transportation Allowance	120
Clothing and Uniform Allowance	1,836
Honoraria	2,008
Mid-Year Bonus - Civilian	10,650
Year End Bonus	10,650
Cash Gift	1,530
Productivity Enhancement Incentive	1,530
Step Increment	320

Total Other Compensation Common to All	36,108

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	60
Lump-sum for filling of Positions - Civilian	68,649

Total Other Compensation for Specific Groups	68,709

Other Benefits
PAG-IBIG Contributions	366
PhilHealth Contributions	2,875
Employees Compensation Insurance Premiums	366
Loyalty Award - Civilian	180
Terminal Leave	2,841

Total Other Benefits	6,628

Non-Permanent Positions	1,847

Total Personnel Services	241,086

Maintenance and Other Operating Expenses
Travelling Expenses	650
Training and Scholarship Expenses	855
Supplies and Materials Expenses	8,021
Utility Expenses	21,830
Communication Expenses	1,108
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	200
Repairs and Maintenance	305
Financial Assistance/Subsidy	140,167
Taxes, Insurance Premiums and Other Fees	475
Other Maintenance and Operating Expenses
Advertising Expenses	91
Printing and Publication Expenses	77
Representation Expenses	300
Transportation and Delivery Expenses	50

DECEMBER 25, 2023	OFFICIAL GAZETTE	405
STATE UNIVERSITIES AND COLLEGES

Membership Dues and Contributions to Organizations	200
Subscription Expenses	104
Bank Transaction Fee	20

Total Maintenance and Other Operating Expenses	176,589

Total Current Operating Expenditures	417,675

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	25,000

Total Capital Outlays	25,000

TOTAL NEW APPROPRIATIONS	442,675

B.2. MARIKINA POLYTECHNIC COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	247,285,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	67,029,000	₱	7,844,000	₱		₱	74,873,000
Operations		81,671,000		17,047,000		5,000,000		103,718,000

HIGHER EDUCATION PROGRAM		81,671,000		17,047,000		5,000,000		103,718,000

Total, Regular Programs		148,700,000		24,891,000		5,000,000		178,591,000

B. PROJECT(S)
Locally-Funded Project(s)				48,694,000		20,000,000		68,694,000

Total, Project(s)				48,694,000		20,000,000		68,694,000

TOTAL NEW APPROPRIATIONS	₱	148,700,000	₱	73,585,000	₱	25,000,000	₱	247,285,000

406	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	23,613,000	₱	7,844,000	₱	₱	31,457,000

Administration of Personnel Benefits		43,416,000						43,416,000

Sub-total, General Administration and Support		67,029,000		7,844,000				74,873,000

Operations
HIGHER EDUCATION PROGRAM		81,671,000		17,047,000		5,000,000		103,718,000

Provision of Higher Education Services		81,671,000		17,047,000		5,000,000		103,718,000

Sub-total, Operations		81,671,000		17,047,000		5,000,000		103,718,000

Total, Regular Programs		148,700,000		24,891,000		5,000,000		178,591,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				45,694,000				45,694,000
Rehabilitation of Drainage System- Phase 1						20,000,000		20,000,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				48,694,000		20,000,000		68,694,000

Total, Project(s)				48,694,000		20,000,000		68,694,000

TOTAL NEW APPROPRIATIONS	₱	148,700,000	₱	73,585,000	₱	25,000,000	₱	247,285,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	79,993

Total Permanent Positions	79,993

Other Compensation Common to All
Personnel Economic Relief Allowance	4,512
Representation Allowance	102
Transportation Allowance	102
Clothing and Uniform Allowance	1,128
Honoraria	742

DECEMBER 25, 2023	OFFICIAL GAZETTE	407
STATE UNIVERSITIES AND COLLEGES

Mid-Year Bonus - Civilian	6,666
Year End Bonus	6,666
Cash Gift	940
Productivity Enhancement Incentive	940
Step Increment	200

Total Other Compensation Common to All	21,998

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	78
Lump-sum for filling of Positions - Civilian	41,570

Total Other Compensation for Specific Groups	41,648

Other Benefits
PAG-IBIG Contributions	225
PhilHealth Contributions	1,789
Employees Compensation Insurance Premiums	225
Loyalty Award - Civilian	125
Terminal Leave	1,846

Total Other Benefits	4,210

Non-Permanent Positions	851

Total Personnel Services	148,700

Maintenance and Other Operating Expenses
Travelling Expenses	600
Training and Scholarship Expenses	2,160
Supplies and Materials Expenses	4,747
Utility Expenses	11,400
Communication Expenses	1,868
Survey, Research, Exploration and Development Expenses	3,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	116
Repairs and Maintenance	1,000
Financial Assistance/Subsidy	46,694
Labor and Wages	2,000

Total Maintenance and Other Operating Expenses	73,585

Total Current Operating Expenditures	222,285

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	20,000
Buildings and Other Structures	2,500
Furniture, Fixtures and Books Outlay	2,500

Total Capital Outlays	25,000

TOTAL NEW APPROPRIATIONS	247,285

408	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

B.3. PHILIPPINE NORMAL UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	928,474,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	239,571,000	₱	102,835,000	₱		₱	342,406,000
Support to Operations		13,775,000		11,645,000				25,420,000
Operations		408,589,000		77,922,000		15,000,000		501,511,000

HIGHER EDUCATION PROGRAM		316,543,000		66,667,000		15,000,000		398,210,000
ADVANCED EDUCATION PROGRAM		51,048,000		5,110,000				56,158,000
RESEARCH PROGRAM		12,011,000		2,601,000				14,612,000
TECHNICAL ADVISORY EXTENSION PROGRAM		28,987,000		3,544,000				32,531,000

Total, Regular Programs		661,935,000		192,402,000		15,000,000		869,337,000

B. PROJECT(S)
Locally-Funded Project(s)				44,137,000		15,000,000		59,137,000

Total, Project(s)				44,137,000		15,000,000		59,137,000

TOTAL NEW APPROPRIATIONS	₱	661,935,000	₱	236,539,000	₱	30,000,000	₱	928,474,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	95,105,000	₱	102,835,000	₱	₱	197,940,000
Administration of Personnel Benefits		144,466,000					144,466,000

Sub-total, General Administration and Support		239,571,000		102,835,000			342,406,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	409
STATE UNIVERSITIES AND COLLEGES

Support to Operations
Auxiliary Services		13,775,000		11,645,000				25,420,000

Sub-total, Support to Operations		13,775,000		11,645,000				25,420,000

Operations
HIGHER EDUCATION PROGRAM		316,543,000		66,667,000		15,000,000		398,210,000

Provision of Higher Education Services		316,543,000		66,667,000		15,000,000		398,210,000
ADVANCED EDUCATION PROGRAM		51,048,000		5,110,000				56,158,000

Provision of Advanced Education Services		51,048,000		5,110,000				56,158,000
RESEARCH PROGRAM		12,011,000		2,601,000				14,612,000

Conduct of Research Services		12,011,000		2,601,000				14,612,000
TECHNICAL ADVISORY EXTENSION PROGRAM		28,987,000		3,544,000				32,531,000

Provision of Extension Services		28,987,000		3,544,000				32,531,000

Sub-total, Operations		408,589,000		77,922,000		15,000,000		501,511,000

Total, Regular Programs		661,935,000		192,402,000		15,000,000		869,337,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				41,137,000				41,137,000
Construction of the National Center for
Teacher Education (NCTE) Building (formerly the PNU
Convention Center and Training Center) - Phase 2						15,000,000		15,000,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				44,137,000		15,000,000		59,137,000

Total, Project(s)				44,137,000		15,000,000		59,137,000

TOTAL NEW APPROPRIATIONS	₱	661,935,000	₱	236,539,000	₱	30,000,000	₱	928,474,000

410	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	315,974

Total Permanent Positions	315,974

Other Compensation Common to All
Personnel Economic Relief Allowance	11,928
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	2,982
Honoraria	113,859
Mid-Year Bonus - Civilian	26,332
Year End Bonus	26,332
Cash Gift	2,485
Productivity Enhancement Incentive	2,485
Step Increment	789

Total Other Compensation Common to All	187,672

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,286
Lump-sum for filling of Positions - Civilian	143,833

Total Other Compensation for Specific Groups	145,119

Other Benefits
PAG-IBIG Contributions	595
PhilHealth Contributions	6,533
Employees Compensation Insurance Premiums	595
Loyalty Award - Civilian	365
Terminal Leave	633

Total Other Benefits	8,721

Non-Permanent Positions	4,449

Total Personnel Services	661,935

Maintenance and Other Operating Expenses
Travelling Expenses	6,500
Training and Scholarship Expenses	20,250
Supplies and Materials Expenses	26,380
Utility Expenses	38,530
Communication Expenses	11,370
Awards/Rewards and Prizes	150
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	500
Professional Services	7,740

DECEMBER 25, 2023	OFFICIAL GAZETTE	411
STATE UNIVERSITIES AND COLLEGES

General Services	51,280
Repairs and Maintenance	6,780
Financial Assistance/Subsidy	42,137
Taxes, Insurance Premiums and Other Fees	5,045
Labor and Wages	7,567
Other Maintenance and Operating Expenses
Advertising Expenses	250
Printing and Publication Expenses	350
Representation Expenses	595
Rent/Lease Expenses	2,165
Membership Dues and Contributions to Organizations	1,150
Subscription Expenses	5,800

Total Maintenance and Other Operating Expenses	236,539

Total Current Operating Expenditures	898,474

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	15,000
Machinery and Equipment Outlay	15,000

Total Capital Outlays	30,000

TOTAL NEW APPROPRIATIONS	928,474

B.4. PHILIPPINE STATE COLLEGE OF AERONAUTICS

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	444,266,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	55,667,000	₱	39,488,000	₱		₱	95,155,000
Operations		97,100,000		10,688,000		25,000,000		132,788,000

HIGHER EDUCATION PROGRAM		97,100,000		10,688,000		25,000,000		132,788,000

Total, Regular Programs		152,767,000		50,176,000		25,000,000		227,943,000

B. PROJECT(S)
Locally-Funded Project(s)				216,323,000				216,323,000

Total, Project(s)				216,323,000				216,323,000

TOTAL NEW APPROPRIATIONS	₱	152,767,000	₱	266,499,000	₱	25,000,000	₱	444,266,000

412	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	26,750,000	₱	39,488,000	₱		₱	66,238,000
Administration of Personnel Benefits		28,917,000						28,917,000

Sub-total, General Administration and Support		55,667,000		39,488,000				95,155,000

Operations
HIGHER EDUCATION PROGRAM		97,100,000		10,688,000		25,000,000		132,788,000

Provision of Higher Education Services		97,100,000		10,688,000		25,000,000		132,788,000

Sub-total, Operations		97,100,000		10,688,000		25,000,000		132,788,000

Total, Regular Programs		152,767,000		50,176,000		25,000,000		227,943,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				213,323,000				213,323,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				216,323,000				216,323,000

Total, Project(s)				216,323,000				216,323,000

TOTAL NEW APPROPRIATIONS	₱	152,767,000	₱	266,499,000	₱	25,000,000	₱	444,266,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	94,291

Total Permanent Positions	94,291

DECEMBER 25, 2023	OFFICIAL GAZETTE	413
STATE UNIVERSITIES AND COLLEGES

Other Compensation Common to All
Personnel Economic Relief Allowance	4,968
Representation Allowance	162
Transportation Allowance	162
Clothing and Uniform Allowance	1,242
Honoraria	1,720
Mid-Year Bonus - Civilian	7,858
Year End Bonus	7,858
Cash Gift	1,035
Productivity Enhancement Incentive	1,035
Step Increment	235

Total Other Compensation Common to All	26,275

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	40
Lump-sum for filling of Positions - Civilian	27,401
Anniversary Bonus - Civilian	606

Total Other Compensation for Specific Groups	28,047

Other Benefits
PAG-IBIG Contributions	249
PhilHealth Contributions	2,065
Employees Compensation Insurance Premiums	249
Loyalty Award - Civilian	75
Terminal Leave	1,516

Total Other Benefits	4,154

Total Personnel Services	152,767

Maintenance and Other Operating Expenses
Travelling Expenses	1,672
Training and Scholarship Expenses	1,000
Supplies and Materials Expenses	4,050
Utility Expenses	10,500
Communication Expenses	940
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	116
Professional Services	100
General Services	27,500
Repairs and Maintenance	2,500
Financial Assistance/Subsidy	214,323
Taxes, Insurance Premiums and Other Fees	400
Other Maintenance and Operating Expenses
Representation Expenses	688
Rent/Lease Expenses	710

Total Maintenance and Other Operating Expenses	266,499

Total Current Operating Expenditures	419,266

414	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	25,000

Total Capital Outlays	25,000

TOTAL NEW APPROPRIATIONS	444,266

B.5. POLYTECHNIC UNIVERSITY OF THE PHILIPPINES

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	2,959,849,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	494,607,000	₱	151,546,000	₱		₱	646,153,000
Support to Operations		62,422,000		3,242,000				65,664,000
Operations		1,000,684,000		136,000,000		94,000,000		1,230,684,000

HIGHER EDUCATION PROGRAM		936,971,000		126,242,000		94,000,000		1,157,213,000
ADVANCED EDUCATION PROGRAM		25,286,000		5,073,000				30,359,000
RESEARCH PROGRAM		18,737,000		3,039,000				21,776,000
TECHNICAL ADVISORY EXTENSION PROGRAM		19,690,000		1,646,000				21,336,000

Total, Regular Programs		1,557,713,000		290,788,000		94,000,000		1,942,501,000

B. PROJECT(S)
Locally-Funded Project(s)				712,348,000		305,000,000		1,017,348,000

Total, Project(s)				712,348,000		305,000,000		1,017,348,000

TOTAL NEW APPROPRIATIONS	₱	1,557,713,000	₱	1,003,136,000	₱	399,000,000	₱	2,959,849,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	415
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱332,020,000	₱151,546,000	₱	₱483,566,000
Administration of Personnel Benefits	162,587,000			162,587,000

Sub-total, General Administration and Support	494,607,000	151,546,000		646,153,000

Support to Operations
Auxiliary Services	62,422,000	3,242,000		65,664,000

Sub-total, Support to Operations	62,422,000	3,242,000		65,664,000

Operations
HIGHER EDUCATION PROGRAM	936,971,000	126,242,000	94,000,000	1,157,213,000

Provision of Higher Education Services	936,971,000	126,242,000	94,000,000	1,157,213,000
ADVANCED EDUCATION PROGRAM	25,286,000	5,073,000		30,359,000

Provision of Advanced Education Services	25,286,000	5,073,000		30,359,000
RESEARCH PROGRAM	18,737,000	3,039,000		21,776,000

Conduct of Research Services	18,737,000	3,039,000		21,776,000
TECHNICAL ADVISORY EXTENSION PROGRAM	19,690,000	1,646,000		21,336,000

Provision of Extension Services	19,690,000	1,646,000		21,336,000

Sub-total, Operations	1,000,684,000	136,000,000	94,000,000	1,230,684,000

Total, Regular Programs	1,557,713,000	290,788,000	94,000,000	1,942,501,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education		703,348,000		703,348,000
Electrical Substation, PUP A. Mabini Campus, Sta. Mesa, Manila			15,000,000	15,000,000
Construction of Academic Building, PUP Sablayan, Occidental Mindoro			100,000,000	100,000,000
Construction of Academic Building, PUP Bansud, Oriental Mindoro			100,000,000	100,000,000
Sustainable Development Goals (SDGs) and Futures Thinking Research and Publication		2,000,000		2,000,000
Capacity Development on Futures Thinking and Strategic Foresight		2,000,000		2,000,000

416	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Construction of Academic Building (Phase 5),
PUP Caloocan Campus						50,000,000		50,000,000
Tulong Dunong Program				4,000,000				4,000,000
Financial Assistance to Athletes and Athletic Program				1,000,000				1,000,000
Construction of Multi-Purpose Building (Dormitory),
PUP Taguig Campus						40,000,000		40,000,000

Sub-total, Locally-Funded Project(s)				712,348,000		305,000,000		1,017,348,000

Total, Project(s)				712,348,000		305,000,000		1,017,348,000

TOTAL NEW APPROPRIATIONS	₱	1,557,713,000	₱	1,003,136,000	₱	399,000,000	₱	2,959,849,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	1,017,409

Total Permanent Positions	1,017,409

Other Compensation Common to All
Personnel Economic Relief Allowance	44,424
Representation Allowance	654
Transportation Allowance	654
Clothing and Uniform Allowance	11,106
Honoraria	74,300
Mid-Year Bonus - Civilian	84,785
Year End Bonus	84,785
Cash Gift	9,255
Productivity Enhancement Incentive	9,255
Step Increment	2,543

Total Other Compensation Common to All	321,761

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	480
Lump-sum for filling of Positions - Civilian	125,891
Anniversary Bonus - Civilian	4,818

Total Other Compensation for Specific Groups	131,189

Other Benefits
PAG-IBIG Contributions	2,223

DECEMBER 25, 2023	OFFICIAL GAZETTE	417
STATE UNIVERSITIES AND COLLEGES

PhilHealth Contributions	21,236
Employees Compensation Insurance Premiums	2,223
Loyalty Award - Civilian	1,520
Terminal Leave	36,696

Total Other Benefits	63,898

Non-Permanent Positions	23,456

Total Personnel Services	1,557,713

Maintenance and Other Operating Expenses
Travelling Expenses	2,929
Training and Scholarship Expenses	6,426
Supplies and Materials Expenses	69,366
Utility Expenses	122,258
Communication Expenses	12,950
Survey, Research, Exploration and Development Expenses	3,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	350
General Services	60,124
Repairs and Maintenance	4,515
Financial Assistance/Subsidy	708,348
Taxes, Insurance Premiums and Other Fees	8,170
Other Maintenance and Operating Expenses
Advertising Expenses	55
Printing and Publication Expenses	1,500
Representation Expenses	1,300
Transportation and Delivery Expenses	152
Rent/Lease Expenses	185
Membership Dues and Contributions to Organizations	160
Subscription Expenses	1,150

Total Maintenance and Other Operating Expenses	1,003,136

Total Current Operating Expenditures	2,560,849

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	15,000
Buildings and Other Structures	290,000
Machinery and Equipment Outlay	82,000
Furniture, Fixtures and Books Outlay	12,000

Total Capital Outlays	399,000

TOTAL NEW APPROPRIATIONS	2,959,849

B.6. RIZAL TECHNOLOGICAL UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	929,101,000

418	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	164,617,000	₱	100,052,000	₱	30,000,000	₱	294,669,000
Support to Operations		7,681,000		702,000				8,383,000
Operations		254,614,000		13,006,000		25,000,000		292,620,000

HIGHER EDUCATION PROGRAM		227,512,000		11,903,000		25,000,000		264,415,000
ADVANCED EDUCATION PROGRAM		8,303,000		218,000				8,521,000
RESEARCH PROGRAM		9,393,000		459,000				9,852,000
TECHNICAL ADVISORY EXTENSION PROGRAM		9,406,000		426,000				9,832,000

Total, Regular Programs		426,912,000		113,760,000		55,000,000		595,672,000

B. PROJECT(S)
Locally-Funded Project(s)				333,429,000				333,429,000

Total, Project(s)				333,429,000				333,429,000

TOTAL NEW APPROPRIATIONS	₱	426,912,000	₱	447,189,000	₱	55,000,000	₱	929,101,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	26,041,000	₱	100,052,000	₱	30,000,000	₱	156,093,000
Administration of Personnel Benefits		138,576,000						138,576,000

Sub-total, General Administration and Support		164,617,000		100,052,000		30,000,000		294,669,000

Support to Operations
Auxiliary Services		7,681,000		702,000				8,383,000

Sub-total, Support to Operations		7,681,000		702,000				8,383,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	419
STATE UNIVERSITIES AND COLLEGES

Operations
HIGHER EDUCATION PROGRAM		227,512,000		11,903,000		25,000,000		264,415,000

Provision of Higher Education Services		227,512,000		11,903,000		25,000,000		264,415,000
ADVANCED EDUCATION PROGRAM		8,303,000		218,000				8,521,000

Provision of Advanced Education Services		8,303,000		218,000				8,521,000
RESEARCH PROGRAM		9,393,000		459,000				9,852,000

Conduct of Research Services		9,393,000		459,000				9,852,000
TECHNICAL ADVISORY EXTENSION PROGRAM		9,406,000		426,000				9,832,000

Provision of Extension Services		9,406,000		426,000				9,832,000

Sub-total, Operations		254,614,000		13,006,000		25,000,000		292,620,000

Total, Regular Programs		426,912,000		113,760,000		55,000,000		595,672,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				330,429,000				330,429,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				333,429,000				333,429,000

Total, Project(s)				333,429,000				333,429,000

TOTAL NEW APPROPRIATIONS	₱	426,912,000	₱	447,189,000	₱	55,000,000	₱	929,101,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	215,815

Total Permanent Positions	215,815

420	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Other Compensation Common to All
Personnel Economic Relief Allowance	10,488
Representation Allowance	120
Clothing and Uniform Allowance	2,622
Honoraria	7,692
Mid-Year Bonus - Civilian	17,985
Year End Bonus	17,985
Cash Gift	2,185
Productivity Enhancement Incentive	2,185
Step Increment	540

Total Other Compensation Common to All	61,802

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	440
Lump-sum for filling of Positions - Civilian	133,848
Anniversary Bonus - Civilian	1,380

Total Other Compensation for Specific Groups	135,668

Other Benefits
PAG-IBIG Contributions	524
PhilHealth Contributions	4,785
Employees Compensation Insurance Premiums	524
Loyalty Award - Civilian	210
Terminal Leave	4,728

Total Other Benefits	10,771

Non-Permanent Positions	2,856

Total Personnel Services	426,912

Maintenance and Other Operating Expenses
Travelling Expenses	1,840
Training and Scholarship Expenses	2,500
Supplies and Materials Expenses	12,190
Utility Expenses	30,685
Communication Expenses	2,330
Awards/Rewards and Prizes	50
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	250
Professional Services	10,703
General Services	28,500
Repairs and Maintenance	800
Financial Assistance/Subsidy	331,429
Taxes, Insurance Premiums and Other Fees	2,300
Labor and Wages	67
Other Maintenance and Operating Expenses
Representation Expenses	1,240
Rent/Lease Expenses	150

DECEMBER 25, 2023	OFFICIAL GAZETTE	421
STATE UNIVERSITIES AND COLLEGES

Membership Dues and Contributions to Organizations	150
Donations	5
Other Maintenance and Operating Expenses	20,000

Total Maintenance and Other Operating Expenses	447,189

Total Current Operating Expenditures	874,101

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	55,000

Total Capital Outlays	55,000

TOTAL NEW APPROPRIATIONS	929,101

B.7. TECHNOLOGICAL UNIVERSITY OF THE PHILIPPINES

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,383,053,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	289,453,000	₱	28,842,000	₱		₱	318,295,000
Support to Operations		25,074,000		3,584,000				28,658,000
Operations		485,304,000		51,333,000		15,000,000		551,637,000

HIGHER EDUCATION PROGRAM		439,876,000		44,356,000		15,000,000		499,232,000
ADVANCED EDUCATION PROGRAM		7,857,000		1,126,000				8,983,000
RESEARCH PROGRAM		29,687,000		4,082,000				33,769,000
TECHNICAL ADVISORY EXTENSION PROGRAM		7,884,000		1,769,000				9,653,000

Total, Regular Programs		799,831,000		83,759,000		15,000,000		898,590,000

B. PROJECT(S)
Locally-Funded Project(s)				469,463,000		15,000,000		484,463,000

Total, Project(s)				469,463,000		15,000,000		484,463,000

TOTAL NEW APPROPRIATIONS	₱	799,831,000	₱	553,222,000	₱	30,000,000	₱	1,383,053,000

422	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	97,802,000	₱	28,842,000	₱	₱	126,644,000

National Capital Region (NCR)		74,721,000		16,669,000			91,390,000

Technological University of the Philippines-Manila		61,019,000		11,383,000			72,402,000
Technological University of the Philippines-Taguig		13,702,000		5,286,000			18,988,000
Region IVA - CALABARZON		10,387,000		5,036,000			15,423,000

Technological University of the Philippines-Cavite		10,387,000		5,036,000			15,423,000
Region VI - Western Visayas		12,694,000		7,137,000			19,831,000

Technological University of the Philippines-Visayas		12,694,000		7,137,000			19,831,000
Administration of Personnel Benefits		191,651,000					191,651,000

National Capital Region (NCR)		152,788,000					152,788,000

Technological University of the Philippines-Manila		138,273,000					138,273,000
Technological University of the Philippines-Taguig		14,515,000					14,515,000
Region IVA - CALABARZON		19,223,000					19,223,000

Technological University of the Philippines-Cavite		19,223,000					19,223,000
Region VI - Western Visayas		19,640,000					19,640,000

Technological University of the Philippines-Visayas		19,640,000					19,640,000

Sub-total, General Administration and Support		289,453,000		28,842,000			318,295,000

Support to Operations
Auxiliary Services		25,074,000		3,584,000			28,658,000

National Capital Region (NCR)		20,099,000		1,917,000			22,016,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	423
STATE UNIVERSITIES AND COLLEGES

Technological University of the Philippines-Manila	12,545,000	1,609,000		14,154,000
Technological University of the Philippines-Taguig	7,554,000	308,000		7,862,000
Region IV A - CALABARZON		264,000		264,000

Technological University of the Philippines-Cavite		264,000		264,000
Region VI - Western Visayas	4,975,000	1,403,000		6,378,000

Technological University of the Philippines-Visayas	4,975,000	1,403,000		6,378,000

Sub-total, Support to Operations	25,074,000	3,584,000		28,658,000

Operations
HIGHER EDUCATION PROGRAM	439,876,000	44,356,000	15,000,000	499,232,000

Provision of Higher Education Services	439,876,000	44,356,000	15,000,000	499,232,000

National Capital Region (NCR)	332,805,000	31,881,000	2,000,000	366,686,000

Technological University of the Philippines-Manila	265,179,000	18,723,000		283,902,000
Technological University of the Philippines-Taguig	67,626,000	13,158,000	2,000,000	82,784,000
Region IV A - CALABARZON	45,067,000	4,155,000	4,000,000	53,222,000

Technological University of the Philippines-Cavite	45,067,000	4,155,000	4,000,000	53,222,000
Region VI - Western Visayas	62,004,000	8,320,000	9,000,000	79,324,000

Technological University of the Philippines-Visayas	62,004,000	8,320,000	9,000,000	79,324,000
ADVANCED EDUCATION PROGRAM	7,857,000	1,126,000		8,983,000

Provision of Advanced Education Services	7,857,000	1,126,000		8,983,000

National Capital Region (NCR)	7,857,000	1,126,000		8,983,000

Technological University of the Philippines-Manila	7,857,000	1,126,000		8,983,000
RESEARCH PROGRAM	29,687,000	4,082,000		33,769,000

Conduct of Research Services	29,687,000	4,082,000		33,769,000

National Capital Region (NCR)	23,527,000	2,219,000		25,746,000

424	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Technological University of the Philippines-Manila	20,035,000	1,695,000		21,730,000
Technological University of the Philippines-Taguig	3,492,000	524,000		4,016,000
Region IV A - CALABARZON		360,000		360,000

Technological University of the Philippines-Cavite		360,000		360,000
Region VI - Western Visayas	6,160,000	1,503,000		7,663,000

Technological University of the Philippines-Visayas	6,160,000	1,503,000		7,663,000
TECHNICAL ADVISORY EXTENSION PROGRAM	7,884,000	1,769,000		9,653,000

Provision of Extension Services	7,884,000	1,769,000		9,653,000

National Capital Region (NCR)	1,745,000	758,000		2,503,000

Technological University of the Philippines- Manila	1,745,000	758,000		2,503,000
Region IV A - CALABARZON		218,000		218,000

Technological University of the Philippines-Cavite		218,000		218,000
Region VI - Western Visayas	6,139,000	793,000		6,932,000

Technological University of the Philippines-Visayas	6,139,000	793,000		6,932,000

Sub-total, Operations	485,304,000	51,333,000	15,000,000	551,637,000

Total, Regular Programs	799,831,000	83,759,000	15,000,000	898,590,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education		465,463,000		465,463,000

National Capital Region (NCR)		465,463,000		465,463,000

Technological University of the Philippines-Manila		465,463,000		465,463,000
Construction of Campus Dormitory,
TUP Cavite Campus (Phase I)			15,000,000	15,000,000

Region IVA - CALABARZON			15,000,000	15,000,000

Technological University of the Philippines-Cavite			15,000,000	15,000,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	425
STATE UNIVERSITIES AND COLLEGES

Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000

National Capital Region (NCR)				2,000,000				2,000,000

Technological University of the Philippines-Manila				2,000,000				2,000,000
Tulong Dunong Program				1,000,000				1,000,000

National Capital Region (NCR)				1,000,000				1,000,000

Technological University of the Philippines-Manila				1,000,000				1,000,000
Financial Assistance to Athletes and Athletic Program				1,000,000				1,000,000

National Capital Region (NCR)				1,000,000				1,000,000

Technological University of the Philippines-Manila				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				469,463,000		15,000,000		484,463,000

Total, Project(s)				469,463,000		15,000,000		484,463,000

TOTAL NEW APPROPRIATIONS	₱	799,831,000	₱	553,222,000	₱	30,000,000	₱	1,383,053,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	444,101

Total Permanent Positions	444,101

Other Compensation Common to All
Personnel Economic Relief Allowance	22,008
Representation Allowance	648
Transportation Allowance	648
Clothing and Uniform Allowance	5,502
Honoraria	30,293
Mid-Year Bonus - Civilian	37,009
Year End Bonus	37,009
Cash Gift	4,585
Productivity Enhancement Incentive	4,585
Step Increment	1,111

Total Other Compensation Common to All	143,398

426	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,393
Lump-sum for filling of Positions - Civilian	187,882

Total Other Compensation for Specific Groups	189,275

Other Benefits
PAG-IBIG Contributions	1,101
PhilHealth Contributions	9,732
Employees Compensation Insurance Premiums	1,101
Loyalty Award - Civilian	620
Terminal Leave	3,769

Total Other Benefits	16,323

Non-Permanent Positions	6,734

Total Personnel Services	799,831

Maintenance and Other Operating Expenses
Travelling Expenses	8,496
Training and Scholarship Expenses	6,457
Supplies and Materials Expenses	21,714
Utility Expenses	22,630
Communication Expenses	2,563
Awards/Rewards and Prizes	50
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,022
Professional Services	1,142
General Services	10,133
Repairs and Maintenance	2,939
Financial Assistance/Subsidy	467,463
Taxes, Insurance Premiums and Other Fees	1,442
Other Maintenance and Operating Expenses
Representation Expenses	5,171

Total Maintenance and Other Operating Expenses	553,222

Total Current Operating Expenditures	1,353,053

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	15,000
Machinery and Equipment Outlay	8,650
Furniture, Fixtures and Books Outlay	6,350

Total Capital Outlays	30,000

TOTAL NEW APPROPRIATIONS	1,383,053

DECEMBER 25, 2023	OFFICIAL GAZETTE	427
STATE UNIVERSITIES AND COLLEGES

C. REGION I - ILOCOS

C.1. DON MARIANO MARCOS MEMORIAL STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,433,608,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	401,127,000	₱	49,103,000	₱	9,200,000	₱	459,430,000
Support to Operations		40,935,000		8,885,000				49,820,000
Operations		536,734,000		63,083,000		15,000,000		614,817,000

HIGHER EDUCATION PROGRAM		465,551,000		53,976,000		15,000,000		534,527,000
ADVANCED EDUCATION PROGRAM				1,492,000				1,492,000
RESEARCH PROGRAM		41,970,000		5,031,000				47,001,000
TECHNICAL ADVISORY EXTENSION PROGRAM		29,213,000		2,584,000				31,797,000

Total, Regular Programs		978,796,000		121,071,000		24,200,000		1,124,067,000

B. PROJECT(S)
Locally-Funded Project(s)				181,359,000		128,182,000		309,541,000

Total, Project(s)				181,359,000		128,182,000		309,541,000

TOTAL NEW APPROPRIATIONS	₱	978,796,000	₱	302,430,000	₱	152,382,000	₱	1,433,608,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	114,380,000	₱	49,103,000	₱	9,200,000	₱	172,683,000
Administration of Personnel Benefits		286,747,000						286,747,000

Sub-total, General Administration and Support		401,127,000		49,103,000		9,200,000		459,430,000

428	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Support to Operations
Auxiliary Services		40,935,000		8,885,000				49,820,000

Sub-total, Support to Operations		40,935,000		8,885,000				49,820,000

Operations
HIGHER EDUCATION PROGRAM		465,551,000		53,976,000		15,000,000		534,527,000

Provision of Higher Education Services		465,551,000		53,976,000		15,000,000		534,527,000
ADVANCED EDUCATION PROGRAM				1,492,000				1,492,000

Provision of Advanced Education Services				1,492,000				1,492,000
RESEARCH PROGRAM		41,970,000		5,031,000				47,001,000

Conduct of Research Services		41,970,000		5,031,000				47,001,000
TECHNICAL ADVISORY EXTENSION PROGRAM		29,213,000		2,584,000				31,797,000

Provision of Extension Services		29,213,000		2,584,000				31,797,000

Sub-total, Operations		536,734,000		63,083,000		15,000,000		614,817,000

Total, Regular Programs		978,796,000		121,071,000		24,200,000		1,124,067,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				167,359,000				167,359,000
Completion of Graduate College, NLUC						70,000,000		70,000,000
Establishment and/or Support to the College of Medicine				10,000,000		10,000,000		20,000,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Construction of a Silk Weaving Center in La Union						30,000,000		30,000,000
Tulong Dunong Program				1,000,000				1,000,000
Acquisition of Equipment for Silk Center						18,182,000		18,182,000
Financial Assistance to Athletes and Athletic Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				181,359,000		128,182,000		309,541,000

Total, Project(s)				181,359,000		128,182,000		309,541,000

TOTAL NEW APPROPRIATIONS	₱	978,796,000	₱	302,430,000	₱	152,382,000	₱	1,433,608,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	429
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	525,266

Total Permanent Positions	525,266

Other Compensation Common to All
Personnel Economic Relief Allowance	27,480
Representation Allowance	420
Transportation Allowance	420
Clothing and Uniform Allowance	6,870
Honoraria	8,289
Mid-Year Bonus - Civilian	43,772
Year End Bonus	43,772
Cash Gift	5,725
Productivity Enhancement Incentive	5,725
Step Increment	1,312

Total Other Compensation Common to All	143,785

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,896
Lump-sum for filling of Positions - Civilian	280,645

Total Other Compensation for Specific Groups	282,541

Other Benefits
PAG-IBIG Contributions	1,373
PhilHealth Contributions	11,348
Employees Compensation Insurance Premiums	1,373
Loyalty Award - Civilian	1,230
Terminal Leave	6,102

Total Other Benefits	21,426

Non-Permanent Positions	5,778

Total Personnel Services	978,796

Maintenance and Other Operating Expenses
Travelling Expenses	4,560
Training and Scholarship Expenses	7,280
Supplies and Materials Expenses	25,228
Utility Expenses	25,055

430	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Communication Expenses	15,174
Awards/Rewards and Prizes	780
Survey, Research, Exploration and Development Expenses	2,300
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	10,778
General Services	5,228
Repairs and Maintenance	12,765
Financial Assistance/Subsidy	169,359
Taxes, Insurance Premiums and Other Fees	3,900
Other Maintenance and Operating Expenses
Advertising Expenses	50
Printing and Publication Expenses	1,550
Representation Expenses	5,815
Transportation and Delivery Expenses	1,000
Membership Dues and Contributions to Organizations	1,000
Subscription Expenses	410
Other Maintenance and Operating Expenses	10,000

Total Maintenance and Other Operating Expenses	302,430

Total Current Operating Expenditures	1,281,226

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	105,000
Machinery and Equipment Outlay	30,682
Transportation Equipment Outlay	9,200
Furniture, Fixtures and Books Outlay	7,500

Total Capital Outlays	152,382

TOTAL NEW APPROPRIATIONS	1,433,608

C.2. ILOCOS SUR POLYTECHNIC STATE COLLEGE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	509,395,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	81,500,000	₱	20,285,000	₱		₱	101,785,000
Support to Operations		6,386,000		476,000				6,862,000
Operations		230,166,000		18,400,000		20,000,000		268,566,000

HIGHER EDUCATION PROGRAM		227,595,000		13,503,000		20,000,000		261,098,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	431
STATE UNIVERSITIES AND COLLEGES

ADVANCED EDUCATION PROGRAM				2,187,000				2,187,000
RESEARCH PROGRAM		1,746,000		2,172,000				3,918,000
TECHNICAL ADVISORY EXTENSION PROGRAM		825,000		538,000				1,363,000

Total, Regular Programs		318,052,000		39,161,000		20,000,000		377,213,000

B. PROJECT(S)
Locally-Funded Project(s)				97,182,000		35,000,000		132,182,000

Total, Project(s)				97,182,000		35,000,000		132,182,000

TOTAL NEW APPROPRIATIONS	₱	318,052,000	₱	136,343,000	₱	55,000,000	₱	509,395,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	55,453,000	₱	20,285,000	₱		₱	75,738,000
Administration of Personnel Benefits		26,047,000						26,047,000

Sub-total, General Administration and Support		81,500,000		20,285,000				101,785,000

Support to Operations
Auxiliary Services		6,386,000		476,000				6,862,000

Sub-total, Support to Operations		6,386,000		476,000				6,862,000

Operations
HIGHER EDUCATION PROGRAM		227,595,000		13,503,000		20,000,000		261,098,000

Provision of Higher Education Services		227,595,000		13,503,000		20,000,000		261,098,000
ADVANCED EDUCATION PROGRAM				2,187,000				2,187,000

Provision of Advanced Education Services				2,187,000				2,187,000
RESEARCH PROGRAM		1,746,000		2,172,000				3,918,000

Conduct of Research Services		1,746,000		2,172,000				3,918,000
TECHNICAL ADVISORY EXTENSION PROGRAM		825,000		538,000				1,363,000

Provision of Extension Services		825,000		538,000				1,363,000

432	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Sub-total, Operations		230,166,000		18,400,000		20,000,000		268,566,000

Total, Regular Programs		318,052,000		39,161,000		20,000,000		377,213,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				94,182,000				94,182,000
Construction of Academic Building with Complete Amenities, Phase II, Tagudin Campus						20,000,000		20,000,000
Repair and Renovation of Academic Building (College of Teacher Education Building), Phase III, Sta. Maria						15,000,000		15,000,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				97,182,000		35,000,000		132,182,000

Total, Project(s)				97,182,000		35,000,000		132,182,000

TOTAL NEW APPROPRIATIONS	₱	318,052,000	₱	136,343,000	₱	55,000,000	₱	509,395,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	221,217

Total Permanent Positions	221,217

Other Compensation Common to All
Personnel Economic Relief Allowance	11,688
Representation Allowance	120
Transportation Allowance	120
Clothing and Uniform Allowance	2,922
Honoraria	2,623
Mid-Year Bonus - Civilian	18,435
Year End Bonus	18,435
Cash Gift	2,435
Productivity Enhancement Incentive	2,435
Step Increment	552

Total Other Compensation Common to All	59,765

DECEMBER 25, 2023	OFFICIAL GAZETTE	433
STATE UNIVERSITIES AND COLLEGES

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,338
Lump-sum for filling of Positions - Civilian	25,830

Total Other Compensation for Specific Groups	27,168

Other Benefits
PAG-IBIG Contributions	584
PhilHealth Contributions	4,904
Employees Compensation Insurance Premiums	584
Loyalty Award - Civilian	565
Terminal Leave	217

Total Other Benefits	6,854

Non-Permanent Positions	3,048

Total Personnel Services	318,052

Maintenance and Other Operating Expenses
Travelling Expenses	3,061
Training and Scholarship Expenses	785
Supplies and Materials Expenses	14,819
Utility Expenses	9,784
Communication Expenses	1,637
Awards/Rewards and Prizes	100
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	181
Professional Services	364
General Services	3,685
Repairs and Maintenance	1,954
Financial Assistance/Subsidy	95,182
Taxes, Insurance Premiums and Other Fees	1,240
Other Maintenance and Operating Expenses
Advertising Expenses	50
Printing and Publication Expenses	80
Representation Expenses	896
Rent/Lease Expenses	50
Membership Dues and Contributions to Organizations	150
Subscription Expenses	325

Total Maintenance and Other Operating Expenses	136,343

Total Current Operating Expenditures	454,395

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	35,000
Machinery and Equipment Outlay	19,450
Furniture, Fixtures and Books Outlay	250
Intangible Assets Outlay	300

Total Capital Outlays	55,000

TOTAL NEW APPROPRIATIONS	509,395

434	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

C.3. MARIANO MARCOS STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,080,851,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	303,161,000	₱	52,755,000	₱	4,500,000	₱	360,416,000
Support to Operations		21,976,000		8,054,000				30,030,000
Operations		377,574,000		75,671,000		20,000,000		473,245,000

HIGHER EDUCATION PROGRAM		328,009,000		48,028,000		20,000,000		396,037,000
ADVANCED EDUCATION PROGRAM		10,547,000		3,517,000				14,064,000
RESEARCH PROGRAM		30,518,000		18,256,000				48,774,000
TECHNICAL ADVISORY EXTENSION PROGRAM		8,500,000		5,870,000				14,370,000

Total, Regular Programs		702,711,000		136,480,000		24,500,000		863,691,000

B. PROJECT(S)
Locally-Funded Project(s)				104,033,000		113,127,000		217,160,000

Total, Project(s)				104,033,000		113,127,000		217,160,000

TOTAL NEW APPROPRIATIONS	₱	702,711,000	₱	240,513,000	₱	137,627,000	₱	1,080,851,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	100,584,000	₱	52,755,000	₱	4,500,000	₱	157,839,000
Administration of Personnel Benefits		202,577,000						202,577,000

Sub-total, General Administration and Support		303,161,000		52,755,000		4,500,000		360,416,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	435
STATE UNIVERSITIES AND COLLEGES

Support to Operations
Auxiliary Services		21,976,000		8,054,000				30,030,000

Sub-total, Support to Operations		21,976,000		8,054,000				30,030,000

Operations
HIGHER EDUCATION PROGRAM		328,009,000		48,028,000		20,000,000		396,037,000

Provision of Higher Education Services		328,009,000		48,028,000		20,000,000		396,037,000
ADVANCED EDUCATION PROGRAM		10,547,000		3,517,000				14,064,000

Provision of Advanced Education Services		10,547,000		3,517,000				14,064,000
RESEARCH PROGRAM		30,518,000		18,256,000				48,774,000

Conduct of Research Services		30,518,000		13,166,000				43,684,000
Budget of National Bio-energy Research and Innovation Center				5,090,000				5,090,000
TECHNICAL ADVISORY EXTENSION PROGRAM		8,500,000		5,870,000				14,370,000

Provision of Extension Services		8,500,000		5,870,000				14,370,000

Sub-total, Operations		377,574,000		75,671,000		20,000,000		473,245,000

Total, Regular Programs		702,711,000		136,480,000		24,500,000		863,691,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				89,677,000				89,677,000
Establishment of Veterinary Medicine Complex in
Mariano Marcos State University						20,000,000		20,000,000
Veterinary Medical Education, Research and Innovation Project				1,356,000				1,356,000
Increase in Carrying Capacity of the College of Medicine				10,000,000		10,000,000		20,000,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Rehabilitation/Repair/Retrofitting of Buildings						33,127,000		33,127,000
Construction/Repair/Rehabilitation of Dormitory						50,000,000		50,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				104,033,000		113,127,000		217,160,000

Total, Project(s)				104,033,000		113,127,000		217,160,000

TOTAL NEW APPROPRIATIONS	₱	702,711,000	₱	240,513,000	₱	137,627,000	₱	1,080,851,000

436	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	361,151

Total Permanent Positions	361,151

Other Compensation Common to All
Personnel Economic Relief Allowance	17,616
Representation Allowance	192
Transportation Allowance	192
Clothing and Uniform Allowance	4,404
Honoraria	5,855
Mid-Year Bonus - Civilian	30,096
Year End Bonus	30,096
Cash Gift	3,670
Productivity Enhancement Incentive	3,670
Step Increment	903

Total Other Compensation Common to All	96,694

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,454
Lump-sum for filling of Positions - Civilian	199,506

Total Other Compensation for Specific Groups	200,960

Other Benefits
PAG-IBIG Contributions	881
PhilHealth Contributions	7,854
Employees Compensation Insurance Premiums	881
Loyalty Award - Civilian	625
Terminal Leave	3,071

Total Other Benefits	13,312

Non-Permanent Positions	30,594

Total Personnel Services	702,711

Maintenance and Other Operating Expenses
Travelling Expenses	4,650
Training and Scholarship Expenses	3,940
Supplies and Materials Expenses	32,973
Utility Expenses	40,531

DECEMBER 25, 2023	OFFICIAL GAZETTE	437
STATE UNIVERSITIES AND COLLEGES

Communication Expenses	4,574
Awards/Rewards and Prizes	650
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	1,780
Repairs and Maintenance	5,799
Financial Assistance/Subsidy	95,677
Taxes, Insurance Premiums and Other Fees	6,483
Labor and Wages	24,191
Other Maintenance and Operating Expenses
Advertising Expenses	40
Printing and Publication Expenses	443
Representation Expenses	4,257
Transportation and Delivery Expenses	10
Rent/Lease Expenses	95
Membership Dues and Contributions to Organizations	335
Subscription Expenses	916
Other Maintenance and Operating Expenses	10,971

Total Maintenance and Other Operating Expenses	240,513

Total Current Operating Expenditures	943,224

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	108,127
Machinery and Equipment Outlay	20,000
Transportation Equipment Outlay	4,500
Furniture, Fixtures and Books Outlay	5,000

Total Capital Outlays	137,627

TOTAL NEW APPROPRIATIONS	1,080,851

C.4. PANGASINAN STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,251,295,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	176,846,000	₱	60,979,000	₱		₱	237,825,000
Support to Operations		27,036,000		15,543,000				42,579,000
Operations		458,268,000		35,166,000		20,000,000		513,434,000

HIGHER EDUCATION PROGRAM		405,574,000		20,468,000		20,000,000		446,042,000

438	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

ADVANCED EDUCATION PROGRAM		8,315,000		1,276,000				9,591,000
RESEARCH PROGRAM		25,600,000		11,662,000				37,262,000
TECHNICAL ADVISORY EXTENSION PROGRAM		18,779,000		1,760,000				20,539,000

Total, Regular Programs		662,150,000		111,688,000		20,000,000		793,838,000

B. PROJECT(S)
Locally-Funded Project(s)				397,457,000		60,000,000		457,457,000

Total, Project(s)				397,457,000		60,000,000		457,457,000

TOTAL NEW APPROPRIATIONS	₱	662,150,000	₱	509,145,000	₱	80,000,000	₱	1,251,295,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	95,408,000	₱	60,979,000	₱		₱	156,387,000
Administration of Personnel Benefits		81,438,000						81,438,000

Sub-total, General Administration and Support		176,846,000		60,979,000				237,825,000

Support to Operations
Auxiliary Services		27,036,000		15,543,000				42,579,000

Sub-total, Support to Operations		27,036,000		15,543,000				42,579,000

Operations
HIGHER EDUCATION PROGRAM		405,574,000		20,468,000		20,000,000		446,042,000

Provision of Higher Education Services		405,574,000		20,468,000		20,000,000		446,042,000
ADVANCED EDUCATION PROGRAM		8,315,000		1,276,000				9,591,000

Provision of Advanced Education Services		8,315,000		1,276,000				9,591,000
RESEARCH PROGRAM		25,600,000		11,662,000				37,262,000

Conduct of Research Services		25,600,000		11,662,000				37,262,000
TECHNICAL ADVISORY EXTENSION PROGRAM		18,779,000		1,760,000				20,539,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	439
STATE UNIVERSITIES AND COLLEGES

Provision of Extension Services		18,779,000		1,760,000				20,539,000

Sub-total, Operations		458,268,000		35,166,000		20,000,000		513,434,000

Total, Regular Programs		662,150,000		111,688,000		20,000,000		793,838,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				391,457,000				391,457,000
Construction of IT Building, Asingan Campus						50,000,000		50,000,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				4,000,000				4,000,000
Construction of Multi-Purpose Building (Student Center),
Bayambang Campus						10,000,000		10,000,000

Sub-total, Locally-Funded Project(s)				397,457,000		60,000,000		457,457,000

Total, Project(s)				397,457,000		60,000,000		457,457,000

TOTAL NEW APPROPRIATIONS	₱	662,150,000	₱	509,145,000	₱	80,000,000	₱	1,251,295,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	443,123

Total Permanent Positions	443,123

Other Compensation Common to All
Personnel Economic Relief Allowance	22,176
Representation Allowance	360
Transportation Allowance	360
Clothing and Uniform Allowance	5,544
Honoraria	6,173
Mid-Year Bonus - Civilian	36,927
Year End Bonus	36,927
Cash Gift	4,620
Productivity Enhancement Incentive	4,620
Step Increment	1,108

Total Other Compensation Common to All	118,815

440	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	944
Lump-sum for filling of Positions - Civilian	68,153
Anniversary Bonus - Civilian	2,760

Total Other Compensation for Specific Groups	71,857

Other Benefits
PAG-IBIG Contributions	1,109
PhilHealth Contributions	9,613
Employees Compensation Insurance Premiums	1,109
Loyalty Award - Civilian	485
Terminal Leave	13,285

Total Other Benefits	25,601

Non-Permanent Positions	2,754

Total Personnel Services	662,150

Maintenance and Other Operating Expenses
Travelling Expenses	3,362
Training and Scholarship Expenses	2,646
Supplies and Materials Expenses	33,110
Utility Expenses	34,304
Communication Expenses	3,439
Awards/Rewards and Prizes	7,334
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	1,438
General Services	8,785
Repairs and Maintenance	8,441
Financial Assistance/Subsidy	395,457
Taxes, Insurance Premiums and Other Fees	2,584
Labor and Wages	703
Other Maintenance and Operating Expenses
Advertising Expenses	59
Printing and Publication Expenses	513
Representation Expenses	3,779
Transportation and Delivery Expenses	231
Rent/Lease Expenses	141
Membership Dues and Contributions to Organizations	156
Subscription Expenses	483

Total Maintenance and Other Operating Expenses	509,145

Total Current Operating Expenditures	1,171,295

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	60,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	441
STATE UNIVERSITIES AND COLLEGES

Machinery and Equipment Outlay	20,000

Total Capital Outlays	80,000

TOTAL NEW APPROPRIATIONS	1,251,295

C.5. UNIVERSITY OF NORTHERN PHILIPPINES

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	748,907,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	130,011,000	₱	37,158,000	₱	5,700,000	₱	172,869,000
Support to Operations		12,650,000		4,772,000				17,422,000
Operations		376,471,000		27,225,000		15,000,000		418,696,000

HIGHER EDUCATION PROGRAM		351,363,000		16,715,000		15,000,000		383,078,000
ADVANCED EDUCATION PROGRAM		12,820,000		3,178,000				15,998,000
RESEARCH PROGRAM		8,211,000		3,743,000				11,954,000
TECHNICAL ADVISORY EXTENSION PROGRAM		4,077,000		3,589,000				7,666,000

Total, Regular Programs		519,132,000		69,155,000		20,700,000		608,987,000

B. PROJECT(S)
Locally-Funded Project(s)				109,920,000		30,000,000		139,920,000

Total, Project(s)				109,920,000		30,000,000		139,920,000

TOTAL NEW APPROPRIATIONS	₱	519,132,000	₱	179,075,000	₱	50,700,000	₱	748,907,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	68,098,000	₱	37,158,000	₱	5,700,000	₱	110,956,000

442	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Administration of Personnel Benefits		61,913,000						61,913,000

Sub-total, General Administration and Support		130,011,000		37,158,000		5,700,000		172,869,000

Support to Operations
Auxiliary Services		12,650,000		4,772,000				17,422,000

Sub-total, Support to Operations		12,650,000		4,772,000				17,422,000

Operations
HIGHER EDUCATION PROGRAM		351,363,000		16,715,000		15,000,000		383,078,000

Provision of Higher Education Services		351,363,000		16,715,000		15,000,000		383,078,000
ADVANCED EDUCATION PROGRAM		12,820,000		3,178,000				15,998,000

Provision of Advanced Education Services		12,820,000		3,178,000				15,998,000
RESEARCH PROGRAM		8,211,000		3,743,000				11,954,000

Conduct of Research Services		8,211,000		3,743,000				11,954,000
TECHNICAL ADVISORY EXTENSION PROGRAM		4,077,000		3,589,000				7,666,000

Provision of Extension Services		4,077,000		3,589,000				7,666,000

Sub-total, Operations		376,471,000		27,225,000		15,000,000		418,696,000

Total, Regular Programs		519,132,000		69,155,000		20,700,000		608,987,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				105,920,000				105,920,000
Continuation of the Construction of the
Men’s Dorm Annex						30,000,000		30,000,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				1,000,000				1,000,000
Financial Assistance to Athletes and Athletic Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				109,920,000		30,000,000		139,920,000

Total, Project(s)				109,920,000		30,000,000		139,920,000

TOTAL NEW APPROPRIATIONS	₱	519,132,000	₱	179,075,000	₱	50,700,000	₱	748,907,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures

DECEMBER 25, 2023	OFFICIAL GAZETTE	443
STATE UNIVERSITIES AND COLLEGES

Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	339,479

Total Permanent Positions	339,479

Other Compensation Common to All
Personnel Economic Relief Allowance	14,880
Representation Allowance	252
Transportation Allowance	252
Clothing and Uniform Allowance	3,720
Honoraria	6,479
Mid-Year Bonus - Civilian	28,289
Year End Bonus	28,289
Cash Gift	3,100
Productivity Enhancement Incentive	3,100
Step Increment	849

Total Other Compensation Common to All	89,210

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,931
Lump-sum for filling of Positions - Civilian	60,088

Total Other Compensation for Specific Groups	62,019

Other Benefits
PAG-IBIG Contributions	744
PhilHealth Contributions	7,234
Employees Compensation Insurance Premiums	744
Loyalty Award - Civilian	240
Terminal Leave	1,825

Total Other Benefits	10,787

Non-Permanent Positions	17,637

Total Personnel Services	519,132

Maintenance and Other Operating Expenses
Travelling Expenses	4,587
Training and Scholarship Expenses	3,836
Supplies and Materials Expenses	17,264
Utility Expenses	24,526
Communication Expenses	4,826
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	2,297

444	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

General Services	3,153
Repairs and Maintenance	1,700
Financial Assistance/Subsidy	107,920
Taxes, Insurance Premiums and Other Fees	2,620
Other Maintenance and Operating Expenses
Advertising Expenses	250
Printing and Publication Expenses	425
Representation Expenses	3,201
Transportation and Delivery Expenses	5
Membership Dues and Contributions to Organizations	175
Subscription Expenses	110

Total Maintenance and Other Operating Expenses	179,075

Total Current Operating Expenditures	698,207

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	30,000
Machinery and Equipment Outlay	14,840
Transportation Equipment Outlay	5,700
Furniture, Fixtures and Books Outlay	160

Total Capital Outlays	50,700

TOTAL NEW APPROPRIATIONS	748,907

DECEMBER 25, 2023	OFFICIAL GAZETTE	445
STATE UNIVERSITIES AND COLLEGES

D. CORDILLERA ADMINISTRATIVE REGION

D.1. ABRA STATE INSTITUTE OF SCIENCES AND TECHNOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	338,502,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	68,159,000	₱	5,816,000	₱		₱	73,975,000
Support to Operations		2,306,000		1,478,000				3,784,000
Operations		143,532,000		21,187,000		10,000,000		174,719,000

HIGHER EDUCATION PROGRAM		138,508,000		17,507,000		10,000,000		166,015,000
RESEARCH PROGRAM		2,681,000		1,882,000				4,563,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,343,000		1,798,000				4,141,000

Total, Regular Programs		213,997,000		28,481,000		10,000,000		252,478,000

B. PROJECT(S)
Locally-Funded Project(s)				56,024,000		30,000,000		86,024,000

Total, Project(s)				56,024,000		30,000,000		86,024,000

TOTAL NEW APPROPRIATIONS	₱	213,997,000	₱	84,505,000	₱	40,000,000	₱	338,502,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	15,954,000	₱	5,816,000	₱	₱	21,770,000
Administration of Personnel Benefits		52,205,000					52,205,000

Sub-total, General Administration and Support		68,159,000		5,816,000			73,975,000

446	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Support to Operations
Auxiliary Services		2,306,000		1,478,000				3,784,000

Sub-total, Support to Operations		2,306,000		1,478,000				3,784,000

Operations
HIGHER EDUCATION PROGRAM		138,508,000		17,507,000		10,000,000		166,015,000

Provision of Higher Education Services		138,508,000		17,507,000		10,000,000		166,015,000
RESEARCH PROGRAM		2,681,000		1,882,000				4,563,000

Conduct of Research Services		2,681,000		1,882,000				4,563,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,343,000		1,798,000				4,141,000

Provision of Extension Services		2,343,000		1,798,000				4,141,000

Sub-total, Operations		143,532,000		21,187,000		10,000,000		174,719,000

Total, Regular Programs		213,997,000		28,481,000		10,000,000		252,478,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				48,024,000				48,024,000
Upgrading of College Library,
Lagangilang Campus						30,000,000		30,000,000
Bamboo Industry Development for
Environment Conservation and Countryside
Post-COVID Economic Recovery				5,000,000				5,000,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				56,024,000		30,000,000		86,024,000

Total, Project(s)				56,024,000		30,000,000		86,024,000

TOTAL NEW APPROPRIATIONS	₱	213,997,000	₱	84,505,000	₱	40,000,000	₱	338,502,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel

DECEMBER 25, 2023	OFFICIAL GAZETTE	447
STATE UNIVERSITIES AND COLLEGES

Permanent Positions
Basic Salary	125,198

Total Permanent Positions	125,198

Other Compensation Common to All
Personnel Economic Relief Allowance	6,480
Representation Allowance	108
Transportation Allowance	108
Clothing and Uniform Allowance	1,620
Mid-Year Bonus - Civilian	10,433
Year End Bonus	10,433
Cash Gift	1,350
Productivity Enhancement Incentive	1,350
Step Increment	313

Total Other Compensation Common to All	32,195

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	337
Lump-sum for filling of Positions - Civilian	51,724

Total Other Compensation for Specific Groups	52,061

Other Benefits
PAG-IBIG Contributions	324
PhilHealth Contributions	2,709
Employees Compensation Insurance Premiums	324
Loyalty Award - Civilian	205
Terminal Leave	481

Total Other Benefits	4,043

Non-Permanent Positions	500

Total Personnel Services	213,997

Maintenance and Other Operating Expenses
Travelling Expenses	1,600
Training and Scholarship Expenses	2,429
Supplies and Materials Expenses	4,150
Utility Expenses	3,550
Communication Expenses	1,900
Awards/Rewards and Prizes	160
Survey, Research, Exploration and Development Expenses	2,325
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	120
Professional Services	1,300
General Services	2,850
Repairs and Maintenance	2,000
Financial Assistance/Subsidy	49,024
Taxes, Insurance Premiums and Other Fees	310

448	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Other Maintenance and Operating Expenses
Representation Expenses	300
Subscription Expenses	100
Other Maintenance and Operating Expenses	12,387

Total Maintenance and Other Operating Expenses	84,505

Total Current Operating Expenditures	298,502

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	30,000
Machinery and Equipment Outlay	10,000

Total Capital Outlays	40,000

TOTAL NEW APPROPRIATIONS	338,502

D.2. APAYAO STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱300,092,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	49,449,000	₱	18,775,000	₱		₱	68,224,000
Operations		64,677,000		30,893,000		10,000,000		105,570,000

HIGHER EDUCATION PROGRAM		64,677,000		25,502,000		10,000,000		100,179,000
RESEARCH PROGRAM				2,730,000				2,730,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,661,000				2,661,000

Total, Regular Programs		114,126,000		49,668,000		10,000,000		173,794,000

B. PROJECT(S)
Locally-Funded Project(s)				71,402,000		54,896,000		126,298,000

Total, Project(s)				71,402,000		54,896,000		126,298,000

TOTAL NEW APPROPRIATIONS	₱	114,126,000	₱	121,070,000	₱	64,896,000	₱	300,092,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	449
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	31,846,000	₱	18,775,000	₱		₱	50,621,000
Administration of Personnel Benefits		17,603,000						17,603,000

Sub-total, General Administration and Support		49,449,000		18,775,000				68,224,000

Operations
HIGHER EDUCATION PROGRAM		64,677,000		25,502,000		10,000,000		100,179,000

Provision of Higher Education Services		64,677,000		25,502,000		10,000,000		100,179,000
RESEARCH PROGRAM				2,730,000				2,730,000

Conduct of Research Services				2,730,000				2,730,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,661,000				2,661,000

Provision of Extension Services				2,661,000				2,661,000

Sub-total, Operations		64,677,000		30,893,000		10,000,000		105,570,000

Total, Regular Programs		114,126,000		49,668,000		10,000,000		173,794,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				60,934,000				60,934,000
Completion of Three-Storey Livelihood and Food Technology Building						50,364,000		50,364,000
Natural Textile Fiber Innovation Hub Technology (NTFIH): Upgrading for Farmers Livelihood				2,468,000		2,532,000		5,000,000
Bamboo Industry Development for Environment Conservation and Countryside Post-COVID Economic Recovery				5,000,000				5,000,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000

450	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Tulong Dunong Program				1,000,000				1,000,000
Acquisition of Equipment for the Natural Textile Fiber Innovation Hub						2,000,000		2,000,000

Sub-total, Locally-Funded Project(s)				71,402,000		54,896,000		126,298,000

Total, Project(s)				71,402,000		54,896,000		126,298,000

TOTAL NEW APPROPRIATIONS	₱	114,126,000	₱	121,070,000	₱	64,896,000	₱	300,092,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	67,490

Total Permanent Positions	67,490

Other Compensation Common to All
Personnel Economic Relief Allowance	2,928
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	732
Honoraria	5,074
Mid-Year Bonus - Civilian	5,624
Year End Bonus	5,624
Cash Gift	610
Productivity Enhancement Incentive	610
Step Increment	169

Total Other Compensation Common to All	21,707

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	259
Lump-sum for filling of Positions - Civilian	17,585

Total Other Compensation for Specific Groups	17,844

Other Benefits
PAG-IBIG Contributions	146
PhilHealth Contributions	1,443
Employees Compensation Insurance Premiums	146
Loyalty Award - Civilian	170
Terminal Leave	18

DECEMBER 25, 2023	OFFICIAL GAZETTE	451
STATE UNIVERSITIES AND COLLEGES

Total Other Benefits	1,923

Non-Permanent Positions	5,162

Total Personnel Services	114,126

Maintenance and Other Operating Expenses
Travelling Expenses	2,911
Training and Scholarship Expenses	1,691
Supplies and Materials Expenses	11,521
Utility Expenses	10,986
Communication Expenses	8,093
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	95
Professional Services	11,417
General Services	1,624
Repairs and Maintenance	3,989
Financial Assistance/Subsidy	61,934
Taxes, Insurance Premiums and Other Fees	555
Other Maintenance and Operating Expenses
Printing and Publication Expenses	516
Representation Expenses	1,527
Transportation and Delivery Expenses	46
Rent/Lease Expenses	325
Membership Dues and Contributions to Organizations	321
Other Maintenance and Operating Expenses	1,519

Total Maintenance and Other Operating Expenses	121,070

Total Current Operating Expenditures	235,196

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	50,364
Machinery and Equipment Outlay	9,922
Furniture, Fixtures and Books Outlay	4,610

Total Capital Outlays	64,896

TOTAL NEW APPROPRIATIONS	300,092

D.3. BENGUET STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	897,326,000

452	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	226,130,000	₱	47,713,000	₱	800,000	₱	274,643,000
Support to Operations		37,098,000		6,715,000				43,813,000
Operations		384,579,000		62,742,000		21,700,000		469,021,000

HIGHER EDUCATION PROGRAM		323,791,000		33,257,000		21,700,000		378,748,000
ADVANCED EDUCATION PROGRAM		1,768,000		1,615,000				3,383,000
RESEARCH PROGRAM		57,598,000		25,095,000				82,693,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,422,000		2,775,000				4,197,000

Total, Regular Programs		647,807,000		117,170,000		22,500,000		787,477,000

B. PROJECT(S)
Locally-Funded Project(s)				89,849,000		20,000,000		109,849,000

Total, Project(s)				89,849,000		20,000,000		109,849,000

TOTAL NEW APPROPRIATIONS	₱	647,807,000	₱	207,019,000	₱	42,500,000	₱	897,326,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	52,178,000	₱	47,713,000	₱	800,000	₱	100,691,000
Administration of Personnel Benefits		173,952,000						173,952,000

Sub-total, General Administration and Support		226,130,000		47,713,000		800,000		274,643,000

Support to Operations
Auxiliary Services		37,098,000		6,715,000				43,813,000

Sub-total, Support to Operations		37,098,000		6,715,000				43,813,000

Operations
HIGHER EDUCATION PROGRAM		323,791,000		33,257,000		21,700,000		378,748,000

Provision of Higher Education Services		323,791,000		33,257,000		21,700,000		378,748,000
ADVANCED EDUCATION PROGRAM		1,768,000		1,615,000				3,383,000

Provision of Advanced Education Services		1,768,000		1,615,000				3,383,000
RESEARCH PROGRAM		57,598,000		25,095,000				82,693,000

Conduct of Research Services		57,598,000		25,095,000				82,693,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	453
STATE UNIVERSITIES AND COLLEGES

TECHNICAL ADVISORY EXTENSION PROGRAM	1,422,000		2,775,000			4,197,000

Provision of Extension Services	1,422,000		2,775,000			4,197,000

Sub-total, Operations	384,579,000		62,742,000	21,700,000		469,021,000

Total, Regular Programs	647,807,000		117,170,000	22,500,000		787,477,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education			78,849,000			78,849,000
Construction of the New College of Medicine Building				20,000,000		20,000,000
Bamboo Industry Development for Environment Conservation and Countryside Post-COVID Economic Recovery			5,000,000			5,000,000
Capacity Development on Futures Thinking and Strategic Foresight			2,000,000			2,000,000
Tulong Dunong Program			4,000,000			4,000,000

Sub-total, Locally-Funded Project(s)			89,849,000	20,000,000		109,849,000

Total, Project(s)			89,849,000	20,000,000		109,849,000

TOTAL NEW APPROPRIATIONS	₱647,807,000	₱	207,019,000	₱42,500,000	₱	897,326,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	316,179

Total Permanent Positions	316,179

Other Compensation Common to All
Personnel Economic Relief Allowance	14,424
Representation Allowance	252
Transportation Allowance	252
Clothing and Uniform Allowance	3,606
Honoraria	56,438
Mid-Year Bonus - Civilian	26,347
Year End Bonus	26,347

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Cash Gift	3,005
Productivity Enhancement Incentive	3,005
Step Increment	789

Total Other Compensation Common to All	134,465

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	742
Magna Carta for Science & Technology Personnel	5,496
Lump-sum for filling of Positions - Civilian	165,476

Total Other Compensation for Specific Groups	171,714

Other Benefits
PAG-IBIG Contributions	720
PhilHealth Contributions	6,655
Employees Compensation Insurance Premiums	720
Loyalty Award - Civilian	611
Terminal Leave	8,476

Total Other Benefits	17,182

Non-Permanent Positions	8,267

Total Personnel Services	647,807

Maintenance and Other Operating Expenses
Travelling Expenses	14,893
Training and Scholarship Expenses	9,395
Supplies and Materials Expenses	34,485
Utility Expenses	11,286
Communication Expenses	5,426
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	3,353
General Services	2,500
Repairs and Maintenance	18,788
Financial Assistance/Subsidy	82,849
Taxes, Insurance Premiums and Other Fees	501
Labor and Wages	4,921
Other Maintenance and Operating Expenses
Advertising Expenses	513
Printing and Publication Expenses	1,470
Representation Expenses	4,825
Membership Dues and Contributions to Organizations	840
Subscription Expenses	31
Other Maintenance and Operating Expenses	8,763

Total Maintenance and Other Operating Expenses	207,019

Total Current Operating Expenditures	854,826

DECEMBER 25, 2023	OFFICIAL GAZETTE	455
STATE UNIVERSITIES AND COLLEGES

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	20,000
Machinery and Equipment Outlay	20,000
Transportation Equipment Outlay	2,500

Total Capital Outlays	42,500

TOTAL NEW APPROPRIATIONS	897,326

D.4. IFUGAO STATE UNIVERSITY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	562,841,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	71,756,000	₱	13,122,000	₱		₱	84,878,000
Operations		213,714,000		67,303,000		15,000,000		296,017,000

HIGHER EDUCATION PROGRAM		209,360,000		50,656,000		15,000,000		275,016,000
ADVANCED EDUCATION PROGRAM		800,000		992,000				1,792,000
RESEARCH PROGRAM		1,352,000		8,028,000				9,380,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,202,000		7,627,000				9,829,000

Total, Regular Programs		285,470,000		80,425,000		15,000,000		380,895,000

B. PROJECT(S)
Locally-Funded Project(s)				117,226,000		64,720,000		181,946,000

Total, Project(s)				117,226,000		64,720,000		181,946,000

TOTAL NEW APPROPRIATIONS	₱	285,470,000	₱	197,651,000	₱	79,720,000	₱	562,841,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	37,013,000	₱	13,122,000	₱	₱	50,135,000

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GENERAL APPROPRIATIONS ACT, FY 2024

Administration of Personnel Benefits	34,743,000			34,743,000

Sub-total, General Administration and Support	71,756,000	13,122,000		84,878,000

Operations
HIGHER EDUCATION PROGRAM	209,360,000	50,656,000	15,000,000	275,016,000

Provision of Higher Education Services	209,360,000	50,656,000	15,000,000	275,016,000
ADVANCED EDUCATION PROGRAM	800,000	992,000		1,792,000

Provision of Advanced Education Services	800,000	992,000		1,792,000
RESEARCH PROGRAM	1,352,000	8,028,000		9,380,000

Conduct of Research Services	1,352,000	8,028,000		9,380,000
TECHNICAL ADVISORY EXTENSION PROGRAM	2,202,000	7,627,000		9,829,000

Provision of Extension Services	2,202,000	7,627,000		9,829,000

Sub-total, Operations	213,714,000	67,303,000	15,000,000	296,017,000

Total, Regular Programs	285,470,000	80,425,000	15,000,000	380,895,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education		103,946,000		103,946,000
Completion of Left and Right Wing of the Engineering Building, Lagawe Campus			15,000,000	15,000,000
Construction of Library, Phase 2, Lamut Campus			15,000,000	15,000,000
Innovative Environment Friendly Technologies for Sustainable Livelihood in the Countryside that Promotes MSMEs		5,280,000	9,720,000	15,000,000
Increase in Carrying Capacity of Nursing and Allied Health Programs			15,000,000	15,000,000
Capacity Development on Futures Thinking and Strategic Foresight		2,000,000		2,000,000
Bamboo Industry Development for Environment Conservation and Countryside Post-COVID Economic Recovery		5,000,000		5,000,000
Tulong Dunong Program		1,000,000		1,000,000
Design and Construction of Eye-Ear Diagnostic and Laboratory Building cum Equipment in the IFSU Eye Center			10,000,000	10,000,000

Sub-total, Locally-Funded Project(s)		117,226,000	64,720,000	181,946,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	457
STATE UNIVERSITIES AND COLLEGES

Total, Project(s)				117,226,000		64,720,000		181,946,000

TOTAL NEW APPROPRIATIONS	₱	285,470,000	₱	197,651,000	₱	79,720,000	₱	562,841,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	192,076

Total Permanent Positions	192,076

Other Compensation Common to All
Personnel Economic Relief Allowance	8,832
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	2,208
Honoraria	5,047
Mid-Year Bonus - Civilian	16,007
Year End Bonus	16,007
Cash Gift	1,840
Productivity Enhancement Incentive	1,840
Step Increment	481

Total Other Compensation Common to All	52,742

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	661
Lump-sum for filling of Positions - Civilian	33,515

Total Other Compensation for Specific Groups	34,176

Other Benefits
PAG-IBIG Contributions	441
PhilHealth Contributions	4,061
Employees Compensation Insurance Premiums	441
Loyalty Award - Civilian	305
Terminal Leave	1,228

Total Other Benefits	6,476

Total Personnel Services	285,470

Maintenance and Other Operating Expenses
Travelling Expenses	5,516
Training and Scholarship Expenses	6,704

458	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Supplies and Materials Expenses	15,736
Utility Expenses	6,518
Communication Expenses	3,899
Awards/Rewards and Prizes	350
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	186
Professional Services	30,940
General Services	7,889
Repairs and Maintenance	5,640
Financial Assistance/Subsidy	104,946
Taxes, Insurance Premiums and Other Fees	698
Other Maintenance and Operating Expenses
Advertising Expenses	82
Printing and Publication Expenses	916
Representation Expenses	2,273
Membership Dues and Contributions to Organizations	370
Subscription Expenses	367
Other Maintenance and Operating Expenses	2,621

Total Maintenance and Other Operating Expenses	197,651

Total Current Operating Expenditures	483,121

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	750
Infrastructure Outlay	1,400
Buildings and Other Structures	52,150
Machinery and Equipment Outlay	16,785
Furniture, Fixtures and Books Outlay	7,185
Other Property Plant and Equipment Outlay	750
Intangible Assets Outlay	700

Total Capital Outlays	79,720

TOTAL NEW APPROPRIATIONS	562,841

D.5. KALINGA STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	512,456,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	459
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	61,458,000	₱	15,266,000	₱		₱	76,724,000
Support to Operations				963,000				963,000
Operations		181,725,000		34,441,000		15,000,000		231,166,000

HIGHER EDUCATION PROGRAM		181,725,000		17,355,000		15,000,000		214,080,000
RESEARCH PROGRAM				8,278,000				8,278,000
TECHNICAL ADVISORY EXTENSION PROGRAM				8,808,000				8,808,000

Total, Regular Programs		243,183,000		50,670,000		15,000,000		308,853,000

B. PROJECT(S)
Locally-Funded Project(s)				56,103,000		147,500,000		203,603,000

Total, Project(s)				56,103,000		147,500,000		203,603,000

TOTAL NEW APPROPRIATIONS	₱	243,183,000	₱	106,773,000	₱	162,500,000	₱	512,456,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	36,569,000	₱	15,266,000	₱		₱	51,835,000
Administration of Personnel Benefits		24,889,000						24,889,000

Sub-total, General Administration and Support		61,458,000		15,266,000				76,724,000

Support to Operations
Auxiliary Services				963,000				963,000

Sub-total, Support to Operations				963,000				963,000

Operations
HIGHER EDUCATION PROGRAM		181,725,000		17,355,000		15,000,000		214,080,000

Provision of Higher Education Services		181,725,000		17,355,000		15,000,000		214,080,000
RESEARCH PROGRAM				8,278,000				8,278,000

Conduct of Research Services				8,278,000				8,278,000
TECHNICAL ADVISORY EXTENSION PROGRAM				8,808,000				8,808,000

Provision of Extension Services				8,808,000				8,808,000

Sub-total, Operations		181,725,000		34,441,000		15,000,000		231,166,000

Total, Regular Programs		243,183,000		50,670,000		15,000,000		308,853,000

460	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				50,603,000				50,603,000
Completion of Four-Storey Library Building, Bulanao Campus - Phase 2						125,000,000		125,000,000
Bamboo Industry Development for Environment Conservation and Countryside Post-COVID Economic Recovery				2,500,000		2,500,000		5,000,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Construction of Ladies Dormitory, Bulanao Campus						20,000,000		20,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				56,103,000		147,500,000		203,603,000

Total, Project(s)				56,103,000		147,500,000		203,603,000

TOTAL NEW APPROPRIATIONS	₱	243,183,000	₱	106,773,000	₱	162,500,000	₱	512,456,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	162,131

Total Permanent Positions	162,131

Other Compensation Common to All
Personnel Economic Relief Allowance	7,080
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	1,770
Honoraria	10,996
Mid-Year Bonus - Civilian	13,511
Year End Bonus	13,511
Cash Gift	1,475
Productivity Enhancement Incentive	1,475
Step Increment	405

Total Other Compensation Common to All	50,703

DECEMBER 25, 2023	OFFICIAL GAZETTE	461
STATE UNIVERSITIES AND COLLEGES

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	413
Lump-sum for filling of Positions - Civilian	24,519

Total Other Compensation for Specific Groups	24,932

Other Benefits
PAG-IBIG Contributions	354
PhilHealth Contributions	3,286
Employees Compensation Insurance Premiums	354
Loyalty Award - Civilian	95
Terminal Leave	370

Total Other Benefits	4,459

Non-Permanent Positions	958

Total Personnel Services	243,183

Maintenance and Other Operating Expenses
Travelling Expenses	4,345
Training and Scholarship Expenses	8,706
Supplies and Materials Expenses	11,015
Utility Expenses	5,111
Communication Expenses	7,430
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	264
Professional Services	8,096
General Services	500
Repairs and Maintenance	2,795
Financial Assistance/Subsidy	51,603
Taxes, Insurance Premiums and Other Fees	250
Other Maintenance and Operating Expenses
Advertising Expenses	218
Printing and Publication Expenses	1,175
Representation Expenses	2,500
Membership Dues and Contributions to Organizations	505
Subscription Expenses	260

Total Maintenance and Other Operating Expenses	106,773

Total Current Operating Expenditures	349,956

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	145,000
Machinery and Equipment Outlay	17,500

Total Capital Outlays	162,500

TOTAL NEW APPROPRIATIONS	512,456

662	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

D.6. MOUNTAIN PROVINCE STATE UNIVERSITY

(MOUNTAIN PROVINCE STATE POLYTECHNIC COLLEGE)

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	455,199,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	77,729,000	₱	32,804,000	₱		₱	110,533,000
Operations		140,852,000		57,920,000		15,000,000		213,772,000

HIGHER EDUCATION PROGRAM		139,050,000		48,895,000		15,000,000		202,945,000
RESEARCH PROGRAM		1,802,000		5,316,000				7,118,000
TECHNICAL ADVISORY EXTENSION PROGRAM				3,709,000				3,709,000

Total, Regular Programs		218,581,000		90,724,000		15,000,000		324,305,000

B. PROJECT(S)
Locally-Funded Project(s)				85,894,000		45,000,000		130,894,000

Total, Project(s)				85,894,000		45,000,000		130,894,000

TOTAL NEW APPROPRIATIONS	₱	218,581,000	₱	176,618,000	₱	60,000,000	₱	455,199,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	42,806,000	₱	32,804,000	₱		₱	75,610,000
Administration of Personnel Benefits		34,923,000						34,923,000

Sub-total, General Administration and Support		77,729,000		32,804,000				110,533,000

Operations
HIGHER EDUCATION PROGRAM		139,050,000		48,895,000		15,000,000		202,945,000

Provision of Higher Education Services		139,050,000		48,895,000		15,000,000		202,945,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	463
STATE UNIVERSITIES AND COLLEGES

RESEARCH PROGRAM		1,802,000		5,316,000				7,118,000

Conduct of Research Services		1,802,000		5,316,000				7,118,000
TECHNICAL ADVISORY EXTENSION PROGRAM				3,709,000				3,709,000

Provision of Extension Services				3,709,000				3,709,000

Sub-total, Operations		140,852,000		57,920,000		15,000,000		213,772,000

Total, Regular Programs		218,581,000		90,724,000		15,000,000		324,305,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				73,394,000				73,394,000
Completion of Seven (7)-Storey Multipurpose Technology cum Center for Mathematics and Computing Sciences Building, Bontoc Campus						15,000,000		15,000,000
Bamboo Industry Development for Environment Conservation and Countryside Post-COVID Economic Recovery				5,000,000				5,000,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Completion of Student Dormitory, Paracelis Campus						30,000,000		30,000,000
Tulong Dunong Program				2,500,000				2,500,000
Funding for Climate-SMART Agriculture and Innovations for Resilient Farming and Food Innovation for Disaster Risk Reduction				3,000,000				3,000,000

Sub-total, Locally-Funded Project(s)				85,894,000		45,000,000		130,894,000

Total, Project(s)				85,894,000		45,000,000		130,894,000

TOTAL NEW APPROPRIATIONS	₱	218,581,000	₱	176,618,000	₱	60,000,000	₱	455,199,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	133,132

Total Permanent Positions	133,132

464	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Other Compensation Common to All
Personnel Economic Relief Allowance	5,952
Representation Allowance	282
Transportation Allowance	282
Clothing and Uniform Allowance	1,488
Honoraria	13,710
Mid-Year Bonus - Civilian	11,094
Year End Bonus	11,094
Cash Gift	1,240
Productivity Enhancement Incentive	1,240
Step Increment	333

Total Other Compensation Common to All	46,715

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	253
Lump-sum for filling of Positions - Civilian	34,250

Total Other Compensation for Specific Groups	34,503

Other Benefits
PAG-IBIG Contributions	298
PhilHealth Contributions	2,802
Employees Compensation Insurance Premiums	298
Loyalty Award - Civilian	160
Terminal Leave	673

Total Other Benefits	4,231

Total Personnel Services	218,581

Maintenance and Other Operating Expenses
Travelling Expenses	8,900
Training and Scholarship Expenses	8,750
Supplies and Materials Expenses	34,483
Utility Expenses	5,493
Communication Expenses	2,725
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses Extraordinary and Miscellaneous Expenses	150
Professional Services	10,000
General Services	8,000
Repairs and Maintenance	7,825
Financial Assistance/Subsidy	75,894
Taxes, Insurance Premiums and Other Fees	2,250
Other Maintenance and Operating Expenses
Advertising Expenses	50
Representation Expenses	3,152
Membership Dues and Contributions to Organizations	155
Subscription Expenses	100
Other Maintenance and Operating Expenses	6,691

Total Maintenance and Other Operating Expenses	176,618

Total Current Operating Expenditures	395,199

DECEMBER 25, 2023	OFFICIAL GAZETTE	465
STATE UNIVERSITIES AND COLLEGES

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	45,000
Machinery and Equipment Outlay	15,000

Total Capital Outlays	60,000

TOTAL NEW APPROPRIATIONS	455,199

466	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

E. REGION II - CAGAYAN VALLEY

E.1. BATANES STATE COLLEGE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	79,982,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	18,055,000	₱	3,394,000	₱		₱	21,449,000
Support to Operations				132,000				132,000
Operations		15,912,000		8,835,000		5,000,000		29,747,000

HIGHER EDUCATION PROGRAM		15,912,000		8,835,000		5,000,000		29,747,000

Total, Regular Programs		33,967,000		12,361,000		5,000,000		51,328,000

B. PROJECT(S)
Locally-Funded Project(s)				8,654,000		20,000,000		28,654,000

Total, Project(s)				8,654,000		20,000,000		28,654,000

TOTAL NEW APPROPRIATIONS	₱	33,967,000	₱	21,015,000	₱	25,000,000	₱	79,982,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	12,466,000	₱	3,394,000	₱	₱	15,860,000
Administration of Personnel Benefits		5,589,000					5,589,000

Sub-total, General Administration and Support		18,055,000		3,394,000			21,449,000

Support to Operations
Auxiliary Services				132,000			132,000

Sub-total, Support to Operations				132,000			132,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	467
STATE UNIVERSITIES AND COLLEGES

Operations
HIGHER EDUCATION PROGRAM		15,912,000		8,835,000		5,000,000		29,747,000

Provision of Higher Education Services		15,912,000		8,835,000		5,000,000		29,747,000

Sub-total, Operations		15,912,000		8,835,000		5,000,000		29,747,000

Total, Regular Programs		33,967,000		12,361,000		5,000,000		51,328,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				5,654,000				5,654,000
Construction of Building Management and Electrical Distribution Systems						10,000,000		10,000,000
Completion of Sewerage Treatment Plant with Facilities and Storage						10,000,000		10,000,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				8,654,000		20,000,000		28,654,000

Total, Project(s)				8,654,000		20,000,000		28,654,000

TOTAL NEW APPROPRIATIONS	₱	33,967,000	₱	21,015,000	₱	25,000,000	₱	79,982,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	19,710

Total Permanent Positions	19,710

Other Compensation Common to All
Personnel Economic Relief Allowance	1,104
Representation Allowance	102
Transportation Allowance	102
Clothing and Uniform Allowance	276

468	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Honoraria	96
Mid-Year Bonus - Civilian	1,643
Year End Bonus	1,643
Cash Gift	230
Productivity Enhancement Incentive	230
Step Increment	49

Total Other Compensation Common to All	5,475

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	127
Lump-sum for filling of Positions - Civilian	5,589
Anniversary Bonus - Civilian	165

Total Other Compensation for Specific Groups	5,881

Other Benefits
PAG-IBIG Contributions	55
PhilHealth Contributions	433
Employees Compensation Insurance Premiums	55
Loyalty Award - Civilian	15

Total Other Benefits	558

Non-Permanent Positions	2,343

Total Personnel Services	33,967

Maintenance and Other Operating Expenses
Travelling Expenses	3,525
Training and Scholarship Expenses	1,001
Supplies and Materials Expenses	1,272
Utility Expenses	2,630
Communication Expenses	1,072
Awards/Rewards and Prizes	100
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	116
Professional Services	168
General Services	531
Repairs and Maintenance	550
Financial Assistance/Subsidy	6,654
Taxes, Insurance Premiums and Other Fees	79
Labor and Wages	1,085
Other Maintenance and Operating Expenses
Membership Dues and Contributions to Organizations	150
Other Maintenance and Operating Expenses	82

Total Maintenance and Other Operating Expenses	21,015

Total Current Operating Expenditures	54,982

DECEMBER 25, 2023	OFFICIAL GAZETTE	469
STATE UNIVERSITIES AND COLLEGES

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	10,000
Buildings and Other Structures	10,000
Furniture, Fixtures and Books Outlay	5,000

Total Capital Outlays	25,000

TOTAL NEW APPROPRIATIONS	79,982

E.2. CAGAYAN STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,189,971,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	175,514,000	₱	31,108,000	₱		₱	206,622,000
Support to Operations		25,465,000		2,522,000				27,987,000
Operations		610,976,000		61,451,000		15,000,000		687,427,000

HIGHER EDUCATION PROGRAM		568,282,000		39,934,000		15,000,000		623,216,000
ADVANCED EDUCATION PROGRAM		41,084,000		977,000				42,061,000
RESEARCH PROGRAM		1,610,000		13,593,000				15,203,000
TECHNICAL ADVISORY EXTENSION PROGRAM				6,947,000				6,947,000

Total, Regular Programs		811,955,000		95,081,000		15,000,000		922,036,000

B. PROJECT(S)
Locally-Funded Project(s)				242,935,000		25,000,000		267,935,000

Total, Project(s)				242,935,000		25,000,000		267,935,000

TOTAL NEW APPROPRIATIONS	₱	811,955,000	₱	338,016,000	₱	40,000,000	₱	1,189,971,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	85,428,000	₱	31,108,000	₱	₱	116,536,000

470	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Administration of Personnel Benefits	90,086,000			90,086,000

Sub-total, General Administration and Support	175,514,000	31,108,000		206,622,000

Support to Operations
Auxiliary Services	25,465,000	2,522,000		27,987,000

Sub-total, Support to Operations	25,465,000	2,522,000		27,987,000

Operations
HIGHER EDUCATION PROGRAM	568,282,000	39,934,000	15,000,000	623,216,000

Provision of Higher Education Services	568,282,000	39,934,000	15,000,000	623,216,000
ADVANCED EDUCATION PROGRAM	41,084,000	977,000		42,061,000

Provision of Advanced Education Services	41,084,000	977,000		42,061,000
RESEARCH PROGRAM	1,610,000	13,593,000		15,203,000

Conduct of Research Services	1,610,000	13,593,000		15,203,000
TECHNICAL ADVISORY EXTENSION PROGRAM		6,947,000		6,947,000

Provision of Extension Services		6,947,000		6,947,000

Sub-total, Operations	610,976,000	61,451,000	15,000,000	687,427,000

Total, Regular Programs	811,955,000	95,081,000	15,000,000	922,036,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education		216,935,000		216,935,000
Completion of Two-Storey Academic and
Laboratory Building, Lal-lo Campus			5,000,000	5,000,000
Institutionalization of Electromobility
Research and Development Center,
Carig Campus			5,000,000	5,000,000
Engineered Bamboo Processing
Plant, Gonzaga, Cagayan			5,000,000	5,000,000
Increase in Carrying Capacity of the College of Medicine		10,000,000	10,000,000	20,000,000
Capacity Development on Futures Thinking and Strategic Foresight		2,000,000		2,000,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	471
STATE UNIVERSITIES AND COLLEGES

Tulong Dunong Program				14,000,000				14,000,000

Sub-total, Locally-Funded Project(s)				242,935,000		25,000,000		267,935,000

Total, Project(s)				242,935,000		25,000,000		267,935,000

TOTAL NEW APPROPRIATIONS	₱	811,955,000	₱	338,016,000	₱	40,000,000	₱	1,189,971,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	559,948

Total Permanent Positions	559,948

Other Compensation Common to All
Personnel Economic Relief Allowance	24,840
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	6,210
Honoraria	4,312
Mid-Year Bonus - Civilian	46,664
Year End Bonus	46,664
Cash Gift	5,175
Productivity Enhancement Incentive	5,175
Step Increment	1,401

Total Other Compensation Common to All	140,801

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,348
Lump-sum for filling of Positions - Civilian	80,844

Total Other Compensation for Specific Groups	82,192

Other Benefits
PAG-IBIG Contributions	1,243
PhilHealth Contributions	11,816
Employees Compensation Insurance Premiums	1,243
Loyalty Award - Civilian	1,125
Terminal Leave	9,242

Total Other Benefits	24,669

472	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Non-Permanent Positions	4,345

Total Personnel Services	811,955

Maintenance and Other Operating Expenses
Travelling Expenses	19,306
Training and Scholarship Expenses	2,900
Supplies and Materials Expenses	27,778
Utility Expenses	20,658
Communication Expenses	5,127
Awards/Rewards and Prizes	2,000
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	5,780
General Services	1,000
Repairs and Maintenance	3,581
Financial Assistance/Subsidy	230,935
Taxes, Insurance Premiums and Other Fees	4,250
Other Maintenance and Operating Expenses Advertising Expenses	154
Printing and Publication Expenses	122
Representation Expenses	1,705
Transportation and Delivery Expenses	40
Rent/Lease Expenses	133
Membership Dues and Contributions to Organizations	115
Subscription Expenses	40
Other Maintenance and Operating Expenses	10,194

Total Maintenance and Other Operating Expenses	338,016

Total Current Operating Expenditures	1,149,971

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	10,000
Machinery and Equipment Outlay	29,000
Furniture, Fixtures and Books Outlay	1,000

Total Capital Outlays	40,000

TOTAL NEW APPROPRIATIONS	1,189,971

E.3. ISABELA STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,409,031,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	473
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	168,520,000	₱	19,560,000	₱		₱	188,080,000
Support to Operations		9,153,000		15,563,000				24,716,000
Operations		776,562,000		90,331,000		20,000,000		886,893,000

HIGHER EDUCATION PROGRAM		731,142,000		75,951,000		20,000,000		827,093,000
ADVANCED EDUCATION PROGRAM		12,668,000		4,004,000				16,672,000
RESEARCH PROGRAM		7,759,000		8,518,000				16,277,000
TECHNICAL ADVISORY EXTENSION PROGRAM		24,993,000		1,858,000				26,851,000

Total, Regular Programs		954,235,000		125,454,000		20,000,000		1,099,689,000

B. PROJECT(S)
Locally-Funded Project(s)				279,342,000		30,000,000		309,342,000

Total, Project(s)				279,342,000		30,000,000		309,342,000

TOTAL NEW APPROPRIATIONS	₱	954,235,000	₱	404,796,000	₱	50,000,000	₱	1,409,031,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	109,487,000	₱	19,560,000	₱		₱	129,047,000
Administration of Personnel Benefits		59,033,000						59,033,000

Sub-total, General Administration and Support		168,520,000		19,560,000				188,080,000

Support to Operations
Auxiliary Services		9,153,000		15,563,000				24,716,000

Sub-total, Support to Operations		9,153,000		15,563,000				24,716,000

Operations
HIGHER EDUCATION PROGRAM		731,142,000		75,951,000		20,000,000		827,093,000

Provision of Higher Education Services		731,142,000		75,951,000		20,000,000		827,093,000
ADVANCED EDUCATION PROGRAM		12,668,000		4,004,000				16,672,000

Provision of Advanced Education Services		12,668,000		4,004,000				16,672,000

474	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

RESEARCH PROGRAM		7,759,000		8,518,000				16,277,000

Conduct of Research Services		7,759,000		8,518,000				16,277,000
TECHNICAL ADVISORY EXTENSION PROGRAM		24,993,000		1,858,000				26,851,000

Provision of Extension Services		24,993,000		1,858,000				26,851,000

Sub-total, Operations		776,562,000		90,331,000		20,000,000		886,893,000

Total, Regular Programs		954,235,000		125,454,000		20,000,000		1,099,689,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				263,342,000				263,342,000
Construction of Dormitory, Echague Campus (Phase II)						20,000,000		20,000,000
Establishment and/or Support to the College of Medicine				10,000,000		10,000,000		20,000,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				4,000,000				4,000,000

Sub-total, Locally-Funded Project(s)				279,342,000		30,000,000		309,342,000

Total, Project(s)				279,342,000		30,000,000		309,342,000

TOTAL NEW APPROPRIATIONS	₱	954,235,000	₱	404,796,000	₱	50,000,000	₱	1,409,031,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	695,433

Total Permanent Positions	695,433

Other Compensation Common to All
Personnel Economic Relief Allowance	31,104

DECEMBER 25, 2023	OFFICIAL GAZETTE	475
STATE UNIVERSITIES AND COLLEGES

Representation Allowance	252
Transportation Allowance	252
Clothing and Uniform Allowance	7,776
Honoraria	2,452
Mid-Year Bonus - Civilian	57,953
Year End Bonus	57,953
Cash Gift	6,480
Productivity Enhancement Incentive	6,480
Step Increment	1,739

Total Other Compensation Common to All	172,441

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	2,829
Lump-sum for filling Positions - Civilian	53,823

Total Other Compensation for Specific Groups	56,652

Other Benefits
PAG-IBIG Contributions	1,554
PhilHealth Contributions	14,409
Employees Compensation Insurance Premiums	1,554
Loyalty Award - Civilian	680
Terminal Leave	5,210

Total Other Benefits	23,407

Non-Permanent Positions	6,302

Total Personnel Services	954,235

Maintenance and Other Operating Expenses
Travelling Expenses	4,576
Training and Scholarship Expenses	3,943
Supplies and Materials Expenses	28,581
Utility Expenses	31,204
Communication Expenses	6,035
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	401
Professional Services	3,283
General Services	24,918
Repairs and Maintenance	10,580
Financial Assistance/Subsidy	267,342
Taxes, Insurance Premiums and Other Fees	4,527
Labor and Wages	3,350
Other Maintenance and Operating Expenses
Advertising Expenses	30
Printing and Publication Expenses	562
Representation Expenses	1,794
Transportation and Delivery Expenses	162
Membership Dues and Contributions to Organizations	94

476	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Subscription Expenses	1,114
Other Maintenance and Operating Expenses	10,300

Total Maintenance and Other Operating Expenses	404,796

Total Current Operating Expenditures	1,359,031

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	25,000
Machinery and Equipment Outlay	25,000

Total Capital Outlays	50,000

TOTAL NEW APPROPRIATIONS	1,409,031

E.4. NUEVA VIZCAYA STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	664,263,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	176,482,000	₱	24,498,000	₱		₱	200,980,000
Support to Operations		11,334,000		192,000				11,526,000
Operations		281,876,000		25,427,000		20,000,000		327,303,000

HIGHER EDUCATION PROGRAM		258,377,000		23,887,000		20,000,000		302,264,000
ADVANCED EDUCATION PROGRAM		4,927,000		92,000				5,019,000
RESEARCH PROGRAM		10,417,000		1,193,000				11,610,000
TECHNICAL ADVISORY EXTENSION PROGRAM		8,155,000		255,000				8,410,000

Total, Regular Programs		469,692,000		50,117,000		20,000,000		539,809,000

B. PROJECT(S)
Locally-Funded Project(s)				104,454,000		20,000,000		124,454,000

Total, Project(s)				104,454,000		20,000,000		124,454,000

TOTAL NEW APPROPRIATIONS	₱	469,692,000	₱	154,571,000	₱	40,000,000	₱	664,263,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	477
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	53,641,000	₱	24,498,000	₱		₱	78,139,000
Administration of Personnel Benefits		122,841,000						122,841,000

Sub-total, General Administration and Support		176,482,000		24,498,000				200,980,000

Support to Operations
Auxiliary Services		11,334,000		192,000				11,526,000

Sub-total, Support to Operations		11,334,000		192,000				11,526,000

Operations
HIGHER EDUCATION PROGRAM		258,377,000		23,887,000		20,000,000		302,264,000

Provision of Higher Education Services		258,377,000		23,887,000		20,000,000		302,264,000
ADVANCED EDUCATION PROGRAM		4,927,000		92,000				5,019,000

Provision of Advanced Education Services		4,927,000		92,000				5,019,000
RESEARCH PROGRAM		10,417,000		1,193,000				11,610,000

Conduct of Research Services		10,417,000		1,193,000				11,610,000
TECHNICAL ADVISORY EXTENSION PROGRAM		8,155,000		255,000				8,410,000

Provision of Extension Services		8,155,000		255,000				8,410,000

Sub-total, Operations		281,876,000		25,427,000		20,000,000		327,303,000

Total, Regular Programs		469,692,000		50,117,000		20,000,000		539,809,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				101,454,000				101,454,000
Improvement/Repair of Grandstand Building Rooms						7,000,000		7,000,000
Rehabilitation of NVSU Gymnasium						5,000,000		5,000,000

478	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Repair/Improvement of University Library						8,000,000		8,000,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				104,454,000		20,000,000		124,454,000

Total, Project(s)				104,454,000		20,000,000		124,454,000

TOTAL NEW APPROPRIATIONS	₱	469,692,000	₱	154,571,000	₱	40,000,000	₱	664,263,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	263,484

Total Permanent Positions	263,484

Other Compensation Common to All
Personnel Economic Relief Allowance	12,792
Representation Allowance	252
Transportation Allowance	252
Clothing and Uniform Allowance	3,198
Honoraria	3,794
Mid-Year Bonus - Civilian	21,958
Year End Bonus	21,958
Cash Gift	2,665
Productivity Enhancement Incentive	2,665
Step Increment	659

Total Other Compensation Common to All	70,193

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,168
Lump-sum for filling of Positions - Civilian	120,900
Anniversary Bonus - Civilian	1,641

Total Other Compensation for Specific Groups	123,709

Other Benefits
PAG-IBIG Contributions	638

DECEMBER 25, 2023	OFFICIAL GAZETTE	479
STATE UNIVERSITIES AND COLLEGES

PhilHealth Contributions	5,580
Employees Compensation Insurance Premiums	638
Loyalty Award - Civilian	485
Terminal Leave	1,941

Total Other Benefits	9,282

Non-Permanent Positions	3,024

Total Personnel Services	469,692

Maintenance and Other Operating Expenses
Travelling Expenses	4,463
Training and Scholarship Expenses	3,569
Supplies and Materials Expenses	8,629
Utility Expenses	12,044
Communication Expenses	1,051
Awards/Rewards and Prizes	150
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	4,085
General Services	8,763
Repairs and Maintenance	1,520
Financial Assistance/Subsidy	102,454
Taxes, Insurance Premiums and Other Fees	2,292
Labor and Wages	200
Other Maintenance and Operating Expenses
Advertising Expenses	150
Representation Expenses	1,389
Transportation and Delivery Expenses	1,389
Membership Dues and Contributions to Organizations	225

Total Maintenance and Other Operating Expenses	154,571

Total Current Operating Expenditures	624,263

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	20,000
Machinery and Equipment Outlay	20,000

Total Capital Outlays	40,000

TOTAL NEW APPROPRIATIONS	664,263

E.5. QUIRINO STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	329,190,000

480	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	30,887,000	₱	27,496,000	₱		₱	58,383,000
Support to Operations		9,360,000		6,674,000				16,034,000
Operations		140,793,000		20,003,000		9,500,000		170,296,000

HIGHER EDUCATION PROGRAM		114,427,000		12,664,000		9,500,000		136,591,000
ADVANCED EDUCATION PROGRAM		1,903,000		1,277,000				3,180,000
RESEARCH PROGRAM		11,189,000		5,605,000				16,794,000
TECHNICAL ADVISORY EXTENSION PROGRAM		13,274,000		457,000				13,731,000

Total, Regular Programs		181,040,000		54,173,000		9,500,000		244,713,000

B. PROJECT(S)
Locally-Funded Project(s)				59,477,000		25,000,000		84,477,000

Total, Project(s)				59,477,000		25,000,000		84,477,000

TOTAL NEW APPROPRIATIONS	₱	181,040,000	₱	113,650,000	₱	34,500,000	₱	329,190,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	21,917,000	₱	27,496,000	₱	₱	49,413,000
Administration of Personnel Benefits		8,970,000					8,970,000

Sub-total, General Administration and Support		30,887,000		27,496,000			58,383,000

Support to Operations
Auxiliary Services		9,360,000		6,674,000			16,034,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	481
STATE UNIVERSITIES AND COLLEGES

Sub-total, Support to Operations		9,360,000		6,674,000				16,034,000

Operations
HIGHER EDUCATION PROGRAM		114,427,000		12,664,000		9,500,000		136,591,000

Provision of Higher Education Services		114,427,000		12,664,000		9,500,000		136,591,000
ADVANCED EDUCATION PROGRAM		1,903,000		1,277,000				3,180,000

Provision of Advanced Education Services		1,903,000		1,277,000				3,180,000
RESEARCH PROGRAM		11,189,000		5,605,000				16,794,000

Conduct of Research Services		11,189,000		5,605,000				16,794,000
TECHNICAL ADVISORY EXTENSION PROGRAM		13,274,000		457,000				13,731,000

Provision of Extension Services		13,274,000		457,000				13,731,000

Sub-total, Operations		140,793,000		20,003,000		9,500,000		170,296,000

Total, Regular Programs		181,040,000		54,173,000		9,500,000		244,713,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				56,477,000				56,477,000
Improvement of Criminology Building, Diffun Campus						25,000,000		25,000,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				59,477,000		25,000,000		84,477,000

Total, Project(s)				59,477,000		25,000,000		84,477,000

TOTAL NEW APPROPRIATIONS	₱	181,040,000	₱	113,650,000	₱	34,500,000	₱	329,190,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	132,264

Total Permanent Positions	132,264

482	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Other Compensation Common to All
Personnel Economic Relief Allowance	6,456
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	1,614
Honoraria	1,903
Mid-Year Bonus - Civilian	11,022
Year End Bonus	11,022
Cash Gift	1,345
Productivity Enhancement Incentive	1,345
Step Increment	331

Total Other Compensation Common to All	35,374

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	374
Lump-sum for filling of Positions - Civilian	8,405

Total Other Compensation for Specific Groups	8,779

Other Benefits
PAG-IBIG Contributions	323
PhilHealth Contributions	2,870
Employees Compensation Insurance Premiums	323
Loyalty Award - Civilian	215
Terminal Leave	565

Total Other Benefits	4,296

Non-Permanent Positions	327

Total Personnel Services	181,040

Maintenance and Other Operating Expenses
Travelling Expenses	2,379
Training and Scholarship Expenses	3,164
Supplies and Materials Expenses	21,457
Utility Expenses	10,651
Communication Expenses	813
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	2,910
General Services	4,763
Repairs and Maintenance	3,219
Financial Assistance/Subsidy	57,477
Taxes, Insurance Premiums and Other Fees	1,862
Labor and Wages	600
Other Maintenance and Operating Expenses
Advertising Expenses	83
Printing and Publication Expenses	1,004

DECEMBER 25, 2023	OFFICIAL GAZETTE	483
STATE UNIVERSITIES AND COLLEGES

Representation Expenses	981
Membership Dues and Contributions to Organizations	139
Subscription Expenses	12

Total Maintenance and Other Operating Expenses	113,650

Total Current Operating Expenditures	294,690

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	25,000
Transportation Equipment Outlay	9,500

Total Capital Outlays	34,500

TOTAL NEW APPROPRIATIONS	329,190

484	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

F. REGION III - CENTRAL LUZON

F.1. AURORA STATE COLLEGE OF TECHNOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	278,577,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	37,538,000	₱	9,742,000	₱	12,420,000	₱	59,700,000
Support to Operations		2,842,000		1,701,000				4,543,000
Operations		72,238,000		29,143,000		12,580,000		113,961,000

HIGHER EDUCATION PROGRAM		72,238,000		24,673,000		12,580,000		109,491,000
RESEARCH PROGRAM				2,285,000				2,285,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,185,000				2,185,000

Total, Regular Programs		112,618,000		40,586,000		25,000,000		178,204,000

B. PROJECT(S)
Locally-Funded Project(s)				60,373,000		40,000,000		100,373,000

Total, Project(s)				60,373,000		40,000,000		100,373,000

TOTAL NEW APPROPRIATIONS	₱	112,618,000	₱	100,959,000	₱	65,000,000	₱	278,577,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	34,203,000	₱	9,742,000	₱	12,420,000	₱	56,365,000
Administration of Personnel Benefits		3,335,000						3,335,000

Sub-total, General Administration and Support		37,538,000		9,742,000		12,420,000		59,700,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	485
STATE UNIVERSITIES AND COLLEGES

Support to Operations
Auxiliary Services		2,842,000		1,701,000				4,543,000

Sub-total, Support to Operations		2,842,000		1,701,000				4,543,000

Operations
HIGHER EDUCATION PROGRAM		72,238,000		24,673,000		12,580,000		109,491,000

Provision of Higher Education Services		72,238,000		24,673,000		12,580,000		109,491,000
RESEARCH PROGRAM				2,285,000				2,285,000

Conduct of Research Services				2,285,000				2,285,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,185,000				2,185,000

Provision of Extension Services				2,185,000				2,185,000

Sub-total, Operations		72,238,000		29,143,000		12,580,000		113,961,000

Total, Regular Programs		112,618,000		40,586,000		25,000,000		178,204,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				52,873,000				52,873,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Establishment of College Business Center with Facilities and Equipment - San Luis Campus						40,000,000		40,000,000
Tulong Dunong Program				5,500,000				5,500,000

Sub-total, Locally-Funded Project(s)				60,373,000		40,000,000		100,373,000

Total, Project(s)				60,373,000		40,000,000		100,373,000

TOTAL NEW APPROPRIATIONS	₱	112,618,000	₱	100,959,000	₱	65,000,000	₱	278,577,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel

486	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Permanent Positions
Basic Salary	81,227

Total Permanent Positions	81,227

Other Compensation Common to All
Personnel Economic Relief Allowance	3,936
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	984
Honoraria	2,999
Mid-Year Bonus - Civilian	6,769
Year End Bonus	6,769
Cash Gift	820
Productivity Enhancement Incentive	820
Step Increment	203

Total Other Compensation Common to All	23,636

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	135
Lump-sum for filling of Positions - Civilian	1,168
Anniversary Bonus - Civilian	612

Total Other Compensation for Specific Groups	1,915

Other Benefits
PAG-IBIG Contributions	197
PhilHealth Contributions	1,721
Employees Compensation Insurance Premiums	197
Loyalty Award - Civilian	80
Terminal Leave	2,167

Total Other Benefits	4,362

Non-Permanent Positions	1,478

Total Personnel Services	112,618

Maintenance and Other Operating Expenses
Travelling Expenses	5,250
Training and Scholarship Expenses	3,650
Supplies and Materials Expenses	6,570
Utility Expenses	4,795
Communication Expenses	1,056
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	137
Professional Services	9,175
General Services	2,670
Repairs and Maintenance	2,500

DECEMBER 25, 2023	OFFICIAL GAZETTE	487
STATE UNIVERSITIES AND COLLEGES

Financial Assistance/Subsidy	58,373
Taxes, Insurance Premiums and Other Fees	393
Other Maintenance and Operating Expenses
Advertising Expenses	100
Printing and Publication Expenses	200
Representation Expenses	660
Transportation and Delivery Expenses	100
Rent/Lease Expenses	360
Membership Dues and Contributions to Organizations	1,000
Subscription Expenses	250
Other Maintenance and Operating Expenses	1,720

Total Maintenance and Other Operating Expenses	100,959

Total Current Operating Expenditures	213,577

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	40,000
Machinery and Equipment Outlay	21,687
Furniture, Fixtures and Books Outlay	3,313

Total Capital Outlays	65,000

TOTAL NEW APPROPRIATIONS	278,577

F.2. BATAAN PENINSULA STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	794,693,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	68,078,000	₱	20,926,000	₱	9,300,000	₱	98,304,000
Support to Operations		14,295,000		8,578,000				22,873,000
Operations		315,576,000		45,561,000		15,000,000		376,137,000

HIGHER EDUCATION PROGRAM		308,059,000		39,377,000		15,000,000		362,436,000
RESEARCH PROGRAM		5,536,000		4,005,000				9,541,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,981,000		2,179,000				4,160,000

Total, Regular Programs		397,949,000		75,065,000		24,300,000		497,314,000

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GENERAL APPROPRIATIONS ACT, FY 2024

B. PROJECT(S)
Locally-Funded Project(s)				252,379,000		45,000,000		297,379,000

Total, Project(s)				252,379,000		45,000,000		297,379,000

TOTAL NEW APPROPRIATIONS	₱	397,949,000	₱	327,444,000	₱	69,300,000	₱	794,693,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	52,097,000	₱	20,926,000	₱	9,300,000	₱	82,323,000
Administration of Personnel Benefits		15,981,000						15,981,000

Sub-total, General Administration and Support		68,078,000		20,926,000		9,300,000		98,304,000

Support to Operations
Auxiliary Services		14,295,000		8,578,000				22,873,000

Sub-total, Support to Operations		14,295,000		8,578,000				22,873,000

Operations
HIGHER EDUCATION PROGRAM		308,059,000		39,377,000		15,000,000		362,436,000

Provision of Higher Education Services		308,059,000		39,377,000		15,000,000		362,436,000
RESEARCH PROGRAM		5,536,000		4,005,000				9,541,000

Conduct of Research Services		5,536,000		4,005,000				9,541,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,981,000		2,179,000				4,160,000

Provision of Extension Services		1,981,000		2,179,000				4,160,000

Sub-total, Operations		315,576,000		45,561,000		15,000,000		376,137,000

Total, Regular Programs		397,949,000		75,065,000		24,300,000		497,314,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				248,379,000				248,379,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	489
STATE UNIVERSITIES AND COLLEGES

Completion of Three-Storey Academic Building, Orani Campus						15,000,000		15,000,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Expansion and Rehabilitation of 1-Storey Fish Processing Center into 2-Storey Production Facility, Orani Campus						30,000,000		30,000,000
Tulong Dunong Program				1,000,000				1,000,000
Financial Assistance to Athletes and Athletic Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				252,379,000		45,000,000		297,379,000

Total, Project(s)				252,379,000		45,000,000		297,379,000

TOTAL NEW APPROPRIATIONS	₱	397,949,000	₱	327,444,000	₱	69,300,000	₱	794,693,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	290,157

Total Permanent Positions	290,157

Other Compensation Common to All
Personnel Economic Relief Allowance	13,008
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	3,252
Honoraria	9,734
Mid-Year Bonus - Civilian	24,181
Year End Bonus	24,181
Cash Gift	2,710
Productivity Enhancement Incentive	2,710
Step Increment	725

Total Other Compensation Common to All	80,861

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	939
Lump-sum for filling of Positions - Civilian	14,672

Total Other Compensation for Specific Groups	15,611

490	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Other Benefits
PAG-IBIG Contributions	650
PhilHealth Contributions	6,347
Employees Compensation Insurance Premiums	650
Loyalty Award - Civilian	420
Terminal Leave	1,309

Total Other Benefits	9,376

Non-Permanent Positions	1,944

Total Personnel Services	397,949

Maintenance and Other Operating Expenses
Travelling Expenses	2,382
Training and Scholarship Expenses	1,990
Supplies and Materials Expenses	17,281
Utility Expenses	33,185
Communication Expenses	2,604
Awards/Rewards and Prizes	2,811
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
Professional Services	1,602
General Services	23
Repairs and Maintenance	2,778
Financial Assistance/Subsidy	250,379
Taxes, Insurance Premiums and Other Fees	2,673
Labor and Wages	2,059
Other Maintenance and Operating Expenses
Advertising Expenses	215
Representation Expenses	247
Transportation and Delivery Expenses	49
Rent/Lease Expenses	76
Subscription Expenses	3,943
Other Maintenance and Operating Expenses	1,015

Total Maintenance and Other Operating Expenses	327,444

Total Current Operating Expenditures	725,393

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	816
Buildings and Other Structures	45,000
Machinery and Equipment Outlay	14,184
Transportation Equipment Outlay	9,300

Total Capital Outlays	69,300

TOTAL NEW APPROPRIATIONS	794,693

DECEMBER 25, 2023	OFFICIAL GAZETTE	491
STATE UNIVERSITIES AND COLLEGES

F.3. BULACAN AGRICULTURAL STATE COLLEGE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	274,407,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	41,088,000	₱	10,170,000	₱	2,000,000	₱	53,258,000
Support to Operations		3,859,000		3,343,000				7,202,000
Operations		88,020,000		29,661,000		15,000,000		132,681,000

HIGHER EDUCATION PROGRAM		83,315,000		25,518,000		15,000,000		123,833,000
RESEARCH PROGRAM		1,647,000		2,730,000				4,377,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,058,000		1,413,000				4,471,000

Total, Regular Programs		132,967,000		43,174,000		17,000,000		193,141,000

B. PROJECT(S)
Locally-Funded Project(s)				66,266,000		15,000,000		81,266,000

Total, Project(s)				66,266,000		15,000,000		81,266,000

TOTAL NEW APPROPRIATIONS	₱	132,967,000	₱	109,440,000	₱	32,000,000	₱	274,407,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	20,761,000	₱	10,170,000	₱	2,000,000	₱	32,931,000
Administration of Personnel Benefits		20,327,000						20,327,000

Sub-total, General Administration and Support		41,088,000		10,170,000		2,000,000		53,258,000

492	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Support to Operations
Auxiliary Services		3,859,000		3,343,000				7,202,000

Sub-total, Support to Operations		3,859,000		3,343,000				7,202,000

Operations
HIGHER EDUCATION PROGRAM		83,315,000		25,518,000		15,000,000		123,833,000

Provision of Higher Education Services		83,315,000		25,518,000		15,000,000		123,833,000
RESEARCH PROGRAM		1,647,000		2,730,000				4,377,000

Conduct of Research Services		1,647,000		2,730,000				4,377,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,058,000		1,413,000				4,471,000

Provision of Extension Services		3,058,000		1,413,000				4,471,000

Sub-total, Operations		88,020,000		29,661,000		15,000,000		132,681,000

Total, Regular Programs		132,967,000		43,174,000		17,000,000		193,141,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				55,266,000				55,266,000
Construction of Solar Powered Four-Storey 20-Classroom Academic Building, Phase 2						15,000,000		15,000,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				9,000,000				9,000,000

Sub-total, Locally-Funded Project(s)				66,266,000		15,000,000		81,266,000

Total, Project(s)				66,266,000		15,000,000		81,266,000

TOTAL NEW APPROPRIATIONS	₱	132,967,000	₱	109,440,000	₱	32,000,000	₱	274,407,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	86,110

Total Permanent Positions	86,110

DECEMBER 25, 2023	OFFICIAL GAZETTE	493
STATE UNIVERSITIES AND COLLEGES

Other Compensation Common to All
Personnel Economic Relief Allowance	4,632
Representation Allowance	120
Transportation Allowance	120
Clothing and Uniform Allowance	1,158
Honoraria	1,200
Mid-Year Bonus - Civilian	7,176
Year End Bonus	7,176
Cash Gift	965
Productivity Enhancement Incentive	965
Step Increment	216

Total Other Compensation Common to All	23,728

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	112
Lump-sum for filling of Positions - Civilian	20,327

Total Other Compensation for Specific Groups	20,439

Other Benefits
PAG-IBIG Contributions	231
PhilHealth Contributions	1,916
Employees Compensation Insurance Premiums	231
Loyalty Award - Civilian	105

Total Other Benefits	2,483

Non-Permanent Positions	207

Total Personnel Services	132,967

Maintenance and Other Operating Expenses
Travelling Expenses	2,863
Training and Scholarship Expenses	2,632
Supplies and Materials Expenses	8,984
Utility Expenses	8,051
Communication Expenses	1,639
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses Extraordinary and Miscellaneous Expenses	132
Professional Services	700
General Services	2,635
Repairs and Maintenance	6,691
Financial Assistance/Subsidy	64,266
Taxes, Insurance Premiums and Other Fees	1,166
Labor and Wages	815
Other Maintenance and Operating Expenses
Advertising Expenses	856
Printing and Publication Expenses	550
Representation Expenses	2,431

494	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Transportation and Delivery Expenses	234
Rent/Lease Expenses	545
Membership Dues and Contributions to Organizations	650
Subscription Expenses	300
Other Maintenance and Operating Expenses	1,300

Total Maintenance and Other Operating Expenses	109,440

Total Current Operating Expenditures	242,407

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	15,000
Machinery and Equipment Outlay	15,000
Transportation Equipment Outlay	2,000

Total Capital Outlays	32,000

TOTAL NEW APPROPRIATIONS	274,407

F.4. BULACAN STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,729,245,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	158,245,000	₱	43,950,000	₱	10,000,000	₱	212,195,000
Support to Operations		2,417,000		9,000				2,426,000
Operations		550,087,000		159,788,000		15,000,000		724,875,000

HIGHER EDUCATION PROGRAM		514,481,000		114,080,000		15,000,000		643,561,000
ADVANCED EDUCATION PROGRAM		5,928,000		5,250,000				11,178,000
RESEARCH PROGRAM		5,169,000		39,450,000				44,619,000
TECHNICAL ADVISORY EXTENSION PROGRAM		24,509,000		1,008,000				25,517,000

Total, Regular Programs		710,749,000		203,747,000		25,000,000		939,496,000

B. PROJECT(S)
Locally-Funded Project(s)				574,749,000		215,000,000		789,749,000

Total, Project(s)				574,749,000		215,000,000		789,749,000

TOTAL NEW APPROPRIATIONS	₱	710,749,000	₱	778,496,000	₱	240,000,000	₱	1,729,245,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	495
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	48,881,000	₱	43,950,000	₱	10,000,000	₱	102,831,000
Administration of Personnel Benefits		109,364,000						109,364,000

Sub-total, General Administration and Support		158,245,000		43,950,000		10,000,000		212,195,000

Support to Operations
Auxiliary Services		2,417,000		9,000				2,426,000

Sub-total, Support to Operations		2,417,000		9,000				2,426,000

Operations
HIGHER EDUCATION PROGRAM		514,481,000		114,080,000		15,000,000		643,561,000

Provision of Higher Education Services		514,481,000		114,080,000		15,000,000		643,561,000
ADVANCED EDUCATION PROGRAM		5,928,000		5,250,000				11,178,000

Provision of Advanced Education Services		5,928,000		5,250,000				11,178,000
RESEARCH PROGRAM		5,169,000		39,450,000				44,619,000

Conduct of Research Services		5,169,000		39,450,000				44,619,000
TECHNICAL ADVISORY EXTENSION PROGRAM		24,509,000		1,008,000				25,517,000

Provision of Extension Services		24,509,000		1,008,000				25,517,000

Sub-total, Operations		550,087,000		159,788,000		15,000,000		724,875,000

Total, Regular Programs		710,749,000		203,747,000		25,000,000		939,496,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				557,749,000				557,749,000
Construction of Sports and Recreation Zone, BulSU Campus 2, Phase 1						100,000,000		100,000,000
Construction of Dormitory Building, San Rafael Campus						15,000,000		15,000,000

496	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Establishment and/or Support to the College of Medicine, San Rafael Campus, Bulacan						100,000,000		100,000,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				14,000,000				14,000,000
Financial Assistance to Athletes and Athletic Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				574,749,000		215,000,000		789,749,000

Total, Project(s)				574,749,000		215,000,000		789,749,000

TOTAL NEW APPROPRIATIONS	₱	710,749,000	₱	778,496,000	₱	240,000,000	₱	1,729,245,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	471,530

Total Permanent Positions	471,530

Other Compensation Common to All
Personnel Economic Relief Allowance	17,640
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	4,410
Honoraria	3,037
Mid-Year Bonus - Civilian	39,293
Year End Bonus	39,293
Cash Gift	3,675
Productivity Enhancement Incentive	3,675
Step Increment	1,179

Total Other Compensation Common to All	112,682

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	731
Lump-sum for filling of Positions - Civilian	98,122
Anniversary Bonus - Civilian	1,938

Total Other Compensation for Specific Groups	100,791

DECEMBER 25, 2023	OFFICIAL GAZETTE	497
STATE UNIVERSITIES AND COLLEGES

Other Benefits
PAG-IBIG Contributions	883
PhilHealth Contributions	9,660
Employees Compensation Insurance Premiums	883
Loyalty Award - Civilian	695
Terminal Leave	11,242

Total Other Benefits	23,363

Non-Permanent Positions	2,383

Total Personnel Services	710,749

Maintenance and Other Operating Expenses
Travelling Expenses	8,136
Training and Scholarship Expenses	12,263
Supplies and Materials Expenses	35,371
Utility Expenses	27,945
Communication Expenses	11,367
Awards/Rewards and Prizes	500
Survey, Research, Exploration and Development Expenses	2,131
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
Professional Services	22,824
General Services	42,244
Repairs and Maintenance	9,726
Financial Assistance/Subsidy	572,749
Taxes, Insurance Premiums and Other Fees	2,600
Other Maintenance and Operating Expenses
Advertising Expenses	130
Printing and Publication Expenses	2,669
Representation Expenses	2,203
Rent/Lease Expenses	1,100
Membership Dues and Contributions to Organizations	200
Subscription Expenses	10,060
Other Maintenance and Operating Expenses	14,146

Total Maintenance and Other Operating Expenses	778,496

Total Current Operating Expenditures	1,489,245

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	215,000
Machinery and Equipment Outlay	15,000
Transportation Equipment Outlay	10,000

Total Capital Outlays	240,000

TOTAL NEW APPROPRIATIONS	1,729,245

498	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

F.5. CENTRAL LUZON STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,051,195,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	186,901,000	₱	81,436,000	₱		₱	268,337,000
Support to Operations		30,293,000		8,064,000				38,357,000
Operations		462,104,000		96,207,000		20,000,000		578,311,000

HIGHER EDUCATION PROGRAM		404,430,000		37,563,000		20,000,000		461,993,000
ADVANCED EDUCATION PROGRAM				3,171,000				3,171,000
RESEARCH PROGRAM		38,355,000		10,447,000				48,802,000
TECHNICAL ADVISORY EXTENSION PROGRAM		19,319,000		45,026,000				64,345,000

Total, Regular Programs		679,298,000		185,707,000		20,000,000		885,005,000

B. PROJECT(S)
Locally-Funded Project(s)				127,690,000		38,500,000		166,190,000

Total, Project(s)				127,690,000		38,500,000		166,190,000

TOTAL NEW APPROPRIATIONS	₱	679,298,000	₱	313,397,000	₱	58,500,000	₱	1,051,195,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support General Management and Supervision	₱	124,311,000	₱	81,436,000	₱	₱	205,747,000
Administration of Personnel Benefits		62,590,000					62,590,000

Sub-total, General Administration and Support		186,901,000		81,436,000			268,337,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	499
STATE UNIVERSITIES AND COLLEGES

Support to Operations
Auxiliary Services		30,293,000		8,064,000				38,357,000

Sub-total, Support to Operations		30,293,000		8,064,000				38,357,000

Operations
HIGHER EDUCATION PROGRAM		404,430,000		37,563,000		20,000,000		461,993,000

Provision of Higher Education Services		404,430,000		37,563,000		20,000,000		461,993,000
ADVANCED EDUCATION PROGRAM				3,171,000				3,171,000

Provision of Advanced Education Services				3,171,000				3,171,000
RESEARCH PROGRAM		38,355,000		10,447,000				48,802,000

Conduct of Research Services		38,355,000		10,447,000				48,802,000
TECHNICAL ADVISORY EXTENSION PROGRAM		19,319,000		45,026,000				64,345,000

Provision of Extension Services		19,319,000		45,026,000				64,345,000

Sub-total, Operations		462,104,000		96,207,000		20,000,000		578,311,000

Total, Regular Programs		679,298,000		185,707,000		20,000,000		885,005,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				124,690,000				124,690,000
Construction of Three-Storey Dormitory Building (Phase 1)						20,000,000		20,000,000
Renovation and Improvement of the Lecture Rooms, Laboratory Rooms and Offices of the CAS Annex Building, Phase 2						18,500,000		18,500,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				127,690,000		38,500,000		166,190,000

Total, Project(s)				127,690,000		38,500,000		166,190,000

TOTAL NEW APPROPRIATIONS	₱	679,298,000	₱	313,397,000	₱	58,500,000	₱	1,051,195,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures

500	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	476,993

Total Permanent Positions	476,993

Other Compensation Common to All
Personnel Economic Relief Allowance	23,712
Representation Allowance	252
Transportation Allowance	252
Clothing and Uniform Allowance	5,928
Honoraria	3,438
Mid-Year Bonus - Civilian	39,751
Year End Bonus	39,751
Cash Gift	4,940
Productivity Enhancement Incentive	4,940
Step Increment	1,193

Total Other Compensation Common to All	124,157

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	2,169
Magna Carta for Science & Technology Personnel	342
Lump-sum for filling of Positions - Civilian	55,778

Total Other Compensation for Specific Groups	58,289

Other Benefits
PAG-IBIG Contributions	1,185
PhilHealth Contributions	9,857
Employees Compensation Insurance Premiums	1,185
Loyalty Award - Civilian	820
Terminal Leave	6,812

Total Other Benefits	19,859

Total Personnel Services	679,298

Maintenance and Other Operating Expenses
Travelling Expenses	6,794
Training and Scholarship Expenses	5,367
Supplies and Materials Expenses	35,954
Utility Expenses	59,168
Communication Expenses	7,883
Survey, Research, Exploration and Development Expenses	4,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,093
Professional Services	3,340
General Services	23,029
Repairs and Maintenance	17,525
Financial Assistance/Subsidy	125,690

DECEMBER 25, 2023	OFFICIAL GAZETTE	501
STATE UNIVERSITIES AND COLLEGES

Taxes, Insurance Premiums and Other Fees	6,000
Other Maintenance and Operating Expenses
Printing and Publication Expenses	4,427
Representation Expenses	2,259
Membership Dues and Contributions to Organizations	4,529
Other Maintenance and Operating Expenses	6,339

Total Maintenance and Other Operating Expenses	313,397

Total Current Operating Expenditures	992,695

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	38,500
Machinery and Equipment Outlay	14,000
Furniture, Fixtures and Books Outlay	6,000

Total Capital Outlays	58,500

TOTAL NEW APPROPRIATIONS	1,051,195

F.6. DON HONORIO VENTURA STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,095,339,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	92,130,000	₱	20,515,000	₱	15,000,000	₱	127,645,000
Support to Operations		5,855,000		3,266,000				9,121,000
Operations		250,302,000		35,430,000		15,000,000		300,732,000

HIGHER EDUCATION PROGRAM		239,333,000		31,772,000		15,000,000		286,105,000
ADVANCED EDUCATION PROGRAM		5,770,000		438,000				6,208,000
RESEARCH PROGRAM		3,191,000		1,937,000				5,128,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,008,000		1,283,000				3,291,000

Total, Regular Programs		348,287,000		59,211,000		30,000,000		437,498,000

B. PROJECT(S)
Locally-Funded Project(s)				607,841,000		50,000,000		657,841,000

502	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Total, Project(s)				607,841,000		50,000,000		657,841,000

TOTAL NEW APPROPRIATIONS	₱	348,287,000	₱	667,052,000	₱	80,000,000	₱	1,095,339,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	77,046,000	₱	20,515,000	₱	15,000,000	₱	112,561,000
Administration of Personnel Benefits		15,084,000						15,084,000

Sub-total, General Administration and Support		92,130,000		20,515,000		15,000,000		127,645,000

Support to Operations
Auxiliary Services		5,855,000		3,266,000				9,121,000

Sub-total, Support to Operations		5,855,000		3,266,000				9,121,000

Operations
HIGHER EDUCATION PROGRAM		239,333,000		31,772,000		15,000,000		286,105,000

Provision of Higher Education Services		239,333,000		31,772,000		15,000,000		286,105,000
ADVANCED EDUCATION PROGRAM		5,770,000		438,000				6,208,000

Provision of Advanced Education Services		5,770,000		438,000				6,208,000
RESEARCH PROGRAM		3,191,000		1,937,000				5,128,000

Conduct of Research Services		3,191,000		1,937,000				5,128,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,008,000		1,283,000				3,291,000

Provision of Extension Services		2,008,000		1,283,000				3,291,000

Sub-total, Operations		250,302,000		35,430,000		15,000,000		300,732,000

Total, Regular Programs		348,287,000		59,211,000		30,000,000		437,498,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				601,841,000				601,841,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	503
STATE UNIVERSITIES AND COLLEGES

Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Establishment and/or Support to the College of Medicine, Sto. Tomas Campus						50,000,000		50,000,000
Tulong Dunong Program				4,000,000				4,000,000

Sub-total, Locally-Funded Project(s)				607,841,000		50,000,000		657,841,000

Total, Project(s)				607,841,000		50,000,000		657,841,000

TOTAL NEW APPROPRIATIONS	₱	348,287,000	₱	667,052,000	₱	80,000,000	₱	1,095,339,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	230,476

Total Permanent Positions	230,476

Other Compensation Common to All
Personnel Economic Relief Allowance	10,320
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	2,580
Honoraria	3,828
Mid-Year Bonus - Civilian	19,206
Year End Bonus	19,206
Cash Gift	2,150
Productivity Enhancement Incentive	2,150
Step Increment	577

Total Other Compensation Common to All	60,497

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	538
Lump-sum for filling of Positions - Civilian	14,324
Anniversary Bonus - Civilian	1,995

Total Other Compensation for Specific Groups	16,857

Other Benefits
PAG-IBIG Contributions	515

504	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

PhilHealth Contributions	5,060
Employees Compensation Insurance Premiums	515
Loyalty Award - Civilian	225
Terminal Leave	760

Total Other Benefits	7,075

Non-Permanent Positions	33,382

Total Personnel Services	348,287

Maintenance and Other Operating Expenses
Travelling Expenses	848
Training and Scholarship Expenses	4,986
Supplies and Materials Expenses	23,434
Utility Expenses	9,298
Communication Expenses	707
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	119
Professional Services	1,907
General Services	4,808
Repairs and Maintenance	5,420
Financial Assistance/Subsidy	605,841
Taxes, Insurance Premiums and Other Fees	816
Other Maintenance and Operating Expenses
Advertising Expenses	53
Printing and Publication Expenses	109
Representation Expenses	161
Transportation and Delivery Expenses	103
Membership Dues and Contributions to Organizations	373
Subscription Expenses	125
Other Maintenance and Operating Expenses	5,944

Total Maintenance and Other Operating Expenses	667,052

Total Current Operating Expenditures	1,015,339

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	65,000
Machinery and Equipment Outlay	9,604
Furniture, Fixtures and Books Outlay	5,396

Total Capital Outlays	80,000

TOTAL NEW APPROPRIATIONS	1,095,339

F.7. NUEVA ECIJA UNIVERSITY OF SCIENCE AND TECHNOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,031,150,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	505
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	156,420,000	₱	42,869,000	₱	8,000,000	₱	207,289,000
Support to Operations		8,259,000		1,693,000				9,952,000
Operations		383,582,000		29,019,000		15,000,000		427,601,000

HIGHER EDUCATION PROGRAM		357,062,000		24,085,000		15,000,000		396,147,000
ADVANCED EDUCATION PROGRAM		12,687,000		1,694,000				14,381,000
RESEARCH PROGRAM		6,413,000		1,414,000				7,827,000
TECHNICAL ADVISORY EXTENSION PROGRAM		7,420,000		1,826,000				9,246,000

Total, Regular Programs		548,261,000		73,581,000		23,000,000		644,842,000

B. PROJECT(S)
Locally-Funded Project(s)				368,808,000		17,500,000		386,308,000

Total, Project(s)				368,808,000		17,500,000		386,308,000

TOTAL NEW APPROPRIATIONS	₱	548,261,000	₱	442,389,000	₱	40,500,000	₱	1,031,150,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	78,375,000	₱	42,869,000	₱	8,000,000	₱	129,244,000
Administration of Personnel Benefits		78,045,000						78,045,000

Sub-total, General Administration and Support		156,420,000		42,869,000		8,000,000		207,289,000

Support to Operations
Auxiliary Services		8,259,000		1,693,000				9,952,000

Sub-total, Support to Operations		8,259,000		1,693,000				9,952,000

506	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Operations
HIGHER EDUCATION PROGRAM		357,062,000		24,085,000		15,000,000		396,147,000

Provision of Higher Education Services		357,062,000		24,085,000		15,000,000		396,147,000
ADVANCED EDUCATION PROGRAM		12,687,000		1,694,000				14,381,000

Provision of Advanced Education Services		12,687,000		1,694,000				14,381,000
RESEARCH PROGRAM		6,413,000		1,414,000				7,827,000

Conduct of Research Services		6,413,000		1,414,000				7,827,000
TECHNICAL ADVISORY EXTENSION PROGRAM		7,420,000		1,826,000				9,246,000

Provision of Extension Services		7,420,000		1,826,000				9,246,000

Sub-total, Operations		383,582,000		29,019,000		15,000,000		427,601,000

Total, Regular Programs		548,261,000		73,581,000		23,000,000		644,842,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				354,308,000				354,308,000
Completion of University Dormitory, Sumacab Campus						15,000,000		15,000,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Halal Food Research and Development (R&D) Facility Project in Gabaldon Campus, Gabaldon, Nueva Ecija				2,500,000		2,500,000		5,000,000
Nueva Ecija Integrated Onion Research Project in General Tinio Street, Cabanatuan City, Nueva Ecija and Gabaldon Campus, Gabaldon, Nueva Ecija				5,000,000				5,000,000
Tulong Dunong Program				4,000,000				4,000,000
Financial Assistances to Athletes and Athletic Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				368,808,000		17,500,000		386,308,000

Total, Project(s)				368,808,000		17,500,000		386,308,000

TOTAL NEW APPROPRIATIONS	₱	548,261,000	₱	442,389,000	₱	40,500,000	₱	1,031,150,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	507
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	360,533

Total Permanent Positions	360,533

Other Compensation Common to All
Personnel Economic Relief Allowance	15,576
Representation Allowance	342
Transportation Allowance	342
Clothing and Uniform Allowance	3,894
Honoraria	2,205
Mid-Year Bonus - Civilian	30,044
Year End Bonus	30,044
Cash Gift	3,245
Productivity Enhancement Incentive	3,245
Step Increment	903

Total Other Compensation Common to All	89,840

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,456
Magna Carta for Science & Technology Personnel	1,182
Lump-sum for filling of Positions - Civilian	77,405

Total Other Compensation for Specific Groups	80,043

Other Benefits
PAG-IBIG Contributions	780
PhilHealth Contributions	7,583
Employees Compensation Insurance Premiums	780
Loyalty Award - Civilian	675
Terminal Leave	640

Total Other Benefits	10,458

Non-Permanent Positions	7,387

Total Personnel Services	548,261

Maintenance and Other Operating Expenses
Travelling Expenses	1,680
Training and Scholarship Expenses	1,572
Supplies and Materials Expenses	36,339

508	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Utility Expenses	14,333
Communication Expenses	1,770
Survey, Research, Exploration and Development Expenses	9,500
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	1,265
General Services	935
Repairs and Maintenance	4,363
Financial Assistance/Subsidy	359,308
Taxes, Insurance Premiums and Other Fees	5,585
Labor and Wages	1,500
Other Maintenance and Operating Expenses
Advertising Expenses	250
Printing and Publication Expenses	683
Representation Expenses	1,000
Transportation and Delivery Expenses	80
Rent/Lease Expenses	500
Membership Dues and Contributions to Organizations	850
Subscription Expenses	276
Other Maintenance and Operating Expenses	450

Total Maintenance and Other Operating Expenses	442,389

Total Current Operating Expenditures	990,650

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	15,000
Machinery and Equipment Outlay	17,500
Transportation Equipment Outlay	8,000

Total Capital Outlays	40,500

TOTAL NEW APPROPRIATIONS	1,031,150

F.8. PAMPANGA STATE AGRICULTURAL UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	429,098,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	509
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	62,994,000	₱	32,058,000	₱		₱	95,052,000
Support to Operations		12,717,000		2,616,000				15,333,000
Operations		190,194,000		26,232,000		20,000,000		236,426,000

HIGHER EDUCATION PROGRAM		167,583,000		11,034,000		20,000,000		198,617,000
ADVANCED EDUCATION PROGRAM		5,254,000		1,121,000				6,375,000
RESEARCH PROGRAM		10,312,000		10,026,000				20,338,000
TECHNICAL ADVISORY EXTENSION PROGRAM		7,045,000		4,051,000				11,096,000

Total, Regular Programs		265,905,000		60,906,000		20,000,000		346,811,000

B. PROJECT(S)
Locally-Funded Project(s)				62,287,000		20,000,000		82,287,000

Total, Project(s)				62,287,000		20,000,000		82,287,000

TOTAL NEW APPROPRIATIONS	₱	265,905,000	₱	123,193,000	₱	40,000,000	₱	429,098,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	37,480,000	₱	32,058,000	₱		₱	69,538,000
Administration of Personnel Benefits		25,514,000						25,514,000

Sub-total, General Administration and Support		62,994,000		32,058,000				95,052,000

Support to Operations
Auxiliary Services		12,717,000		2,616,000				15,333,000

Sub-total, Support to Operations		12,717,000		2,616,000				15,333,000

Operations
HIGHER EDUCATION PROGRAM		167,583,000		11,034,000		20,000,000		198,617,000

Provision of Higher Education Services		167,583,000		11,034,000		20,000,000		198,617,000
ADVANCED EDUCATION PROGRAM		5,254,000		1,121,000				6,375,000

Provision of Advanced Education Services		5,254,000		1,121,000				6,375,000
RESEARCH PROGRAM		10,312,000		10,026,000				20,338,000

Conduct of Research Services		10,312,000		10,026,000				20,338,000

510	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

TECHNICAL ADVISORY EXTENSION PROGRAM		7,045,000		4,051,000				11,096,000

Provision of Extension Services		7,045,000		4,051,000				11,096,000

Sub-total, Operations		190,194,000		26,232,000		20,000,000		236,426,000

Total, Regular Programs		265,905,000		60,906,000		20,000,000		346,811,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				59,287,000				59,287,000
Three-Storey Higher Education Building (Phase 3)						20,000,000		20,000,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				62,287,000		20,000,000		82,287,000

Total, Project(s)				62,287,000		20,000,000		82,287,000

TOTAL NEW APPROPRIATIONS	₱	265,905,000	₱	123,193,000	₱	40,000,000	₱	429,098,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	173,973

Total Permanent Positions	173,973

Other Compensation Common to All
Personnel Economic Relief Allowance	7,824
Representation Allowance	252
Transportation Allowance	252
Clothing and Uniform Allowance	1,956
Honoraria	15,512
Mid-Year Bonus - Civilian	14,498
Year End Bonus	14,498
Cash Gift	1,630
Productivity Enhancement Incentive	1,630
Step Increment	435

Total Other Compensation Common to All	58,487

DECEMBER 25, 2023	OFFICIAL GAZETTE	511
STATE UNIVERSITIES AND COLLEGES

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	551
Lump-sum for filling of Positions - Civilian	22,196
Anniversary Bonus - Civilian	1,035

Total Other Compensation for Specific Groups	23,782

Other Benefits
PAG-IBIG Contributions	392
PhilHealth Contributions	3,689
Employees Compensation Insurance Premiums	392
Loyalty Award - Civilian	285
Terminal Leave	3,318

Total Other Benefits	8,076

Non-Permanent Positions	1,587

Total Personnel Services	265,905

Maintenance and Other Operating Expenses
Travelling Expenses	1,625
Training and Scholarship Expenses	2,016
Supplies and Materials Expenses	9,413
Utility Expenses	8,147
Communication Expenses	616
Awards/Rewards and Prizes	419
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	1,954
General Services	8,494
Repairs and Maintenance	8,017
Financial Assistance/Subsidy	60,337
Taxes, Insurance Premiums and Other Fees	3,062
Labor and Wages	1,404
Other Maintenance and Operating Expenses
Advertising Expenses	126
Printing and Publication Expenses	795
Representation Expenses	1,772
Transportation and Delivery Expenses	256
Rent/Lease Expenses	125
Membership Dues and Contributions to Organizations	489
Subscription Expenses	682
Other Maintenance and Operating Expenses	11,246

Total Maintenance and Other Operating Expenses	123,193

Total Current Operating Expenditures	389,098

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	20,000

512	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Machinery and Equipment Outlay	20,000

Total Capital Outlays	40,000

TOTAL NEW APPROPRIATIONS	429,098

F.9. PHILIPPINE MERCHANT MARINE ACADEMY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	298,252,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	36,713,000	₱	46,585,000	₱	6,100,000	₱	89,398,000
Support to Operations		18,565,000		10,602,000				29,167,000
Operations		61,766,000		55,646,000		20,000,000		137,412,000

HIGHER EDUCATION PROGRAM		50,683,000		48,117,000		20,000,000		118,800,000
ADVANCED EDUCATION PROGRAM		9,249,000		5,802,000				15,051,000
RESEARCH PROGRAM		1,834,000		1,727,000				3,561,000

Total, Regular Programs		117,044,000		112,833,000		26,100,000		255,977,000

B. PROJECT(S)
Locally-Funded Project(s)				22,275,000		20,000,000		42,275,000

Total, Project(s)				22,275,000		20,000,000		42,275,000

TOTAL NEW APPROPRIATIONS	₱	117,044,000	₱	135,108,000	₱	46,100,000	₱	298,252,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	21,304,000	₱	46,585,000	₱	6,100,000	₱	73,989,000
Administration of Personnel Benefits		15,409,000						15,409,000

Sub-total, General Administration and Support		36,713,000		46,585,000		6,100,000		89,398,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	513
STATE UNIVERSITIES AND COLLEGES

Support to Operations
Auxiliary Services		18,565,000		10,602,000				29,167,000

Sub-total, Support to Operations		18,565,000		10,602,000				29,167,000

Operations
HIGHER EDUCATION PROGRAM		50,683,000		48,117,000		20,000,000		118,800,000

Provision of Higher Education Services		50,683,000		48,117,000		20,000,000		118,800,000
ADVANCED EDUCATION PROGRAM		9,249,000		5,802,000				15,051,000
Provision of Advanced Education Services		9,249,000		5,802,000				15,051,000

RESEARCH PROGRAM		1,834,000		1,727,000				3,561,000

Conduct of Research Services		1,834,000		1,727,000				3,561,000

Sub-total, Operations		61,766,000		55,646,000		20,000,000		137,412,000

Total, Regular Programs		117,044,000		112,833,000		26,100,000		255,977,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				19,275,000				19,275,000
Electronic Controlled Two-Stroke
Engine Simulator (Intelligent Engines)						20,000,000		20,000,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				22,275,000		20,000,000		42,275,000

Total, Project(s)				22,275,000		20,000,000		42,275,000

TOTAL NEW APPROPRIATIONS	₱	117,044,000	₱	135,108,000	₱	46,100,000	₱	298,252,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	73,397

Total Permanent Positions	73,397

514	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Other Compensation Common to All
Personnel Economic Relief Allowance	4,728
Representation Allowance	102
Transportation Allowance	102
Clothing and Uniform Allowance	1,182
Honoraria	4,000
Mid-Year Bonus - Civilian	6,117
Year End Bonus	6,117
Cash Gift	985
Productivity Enhancement Incentive	985
Step Increment	184

Total Other Compensation Common to All	24,502

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	411
Lump-sum for filling of Positions - Civilian	15,145

Total Other Compensation for Specific Groups	15,556

Other Benefits
PAG-IBIG Contributions	237
PhilHealth Contributions	1,614
Employees Compensation Insurance Premiums	237
Loyalty Award - Civilian	90
Terminal Leave	264

Total Other Benefits	2,442

Non-Permanent Positions	1,147

Total Personnel Services	117,044

Maintenance and Other Operating Expenses
Travelling Expenses	4,600
Training and Scholarship Expenses	2,200
Supplies and Materials Expenses	65,155
Utility Expenses	16,350
Communication Expenses	4,155
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	5,399
General Services	8,699
Repairs and Maintenance	3,195
Financial Assistance/Subsidy	20,275
Taxes, Insurance Premiums and Other Fees	1,905
Other Maintenance and Operating Expenses
Advertising Expenses	50
Printing and Publication Expenses	300
Representation Expenses	100

DECEMBER 25, 2023	OFFICIAL GAZETTE	515
STATE UNIVERSITIES AND COLLEGES

Membership Dues and Contributions to Organizations	215
Subscription Expenses	400

Total Maintenance and Other Operating Expenses	135,108

Total Current Operating Expenditures	252,152

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	40,000
Transportation Equipment Outlay	6,100

Total Capital Outlays	46,100

TOTAL NEW APPROPRIATIONS	298,252

F.10. PRESIDENT RAMON MAGSAYSAY STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	572,400,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	75,072,000	₱	14,461,000	₱		₱	89,533,000
Support to Operations		8,964,000		2,355,000				11,319,000
Operations		216,447,000		45,102,000		15,000,000		276,549,000

HIGHER EDUCATION PROGRAM		203,535,000		39,081,000		15,000,000		257,616,000
ADVANCED EDUCATION PROGRAM		7,454,000		1,688,000				9,142,000
RESEARCH PROGRAM		4,251,000		2,136,000				6,387,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,207,000		2,197,000				3,404,000

Total, Regular Programs		300,483,000		61,918,000		15,000,000		377,401,000

B. PROJECT(S)
Locally-Funded Project(s)				129,999,000		65,000,000		194,999,000

Total, Project(s)				129,999,000		65,000,000		194,999,000

TOTAL NEW APPROPRIATIONS	₱	300,483,000	₱	191,917,000	₱	80,000,000	₱	572,400,000

516	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	43,919,000	₱	14,461,000	₱		₱	58,380,000
Administration of Personnel Benefits		31,153,000						31,153,000

Sub-total, General Administration and Support		75,072,000		14,461,000				89,533,000

Support to Operations
Auxiliary Services		8,964,000		2,355,000				11,319,000

Sub-total, Support to Operations		8,964,000		2,355,000				11,319,000

Operations
HIGHER EDUCATION PROGRAM		203,535,000		39,081,000		15,000,000		257,616,000

Provision of Higher Education Services		203,535,000		39,081,000		15,000,000		257,616,000
ADVANCED EDUCATION PROGRAM		7,454,000		1,688,000				9,142,000

Provision of Advanced Education Services		7,454,000		1,688,000				9,142,000
RESEARCH PROGRAM		4,251,000		2,136,000				6,387,000

Conduct of Research Services		4,251,000		2,136,000				6,387,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,207,000		2,197,000				3,404,000

Provision of Extension Services		1,207,000		2,197,000				3,404,000

Sub-total, Operations		216,447,000		45,102,000		15,000,000		276,549,000

Total, Regular Programs		300,483,000		61,918,000		15,000,000		377,401,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				126,999,000				126,999,000
Construction of Two-Storey Academic
Building, Botolan Campus						15,000,000		15,000,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Construction of Multi-Purpose Building						50,000,000		50,000,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	517
STATE UNIVERSITIES AND COLLEGES

Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				129,999,000		65,000,000		194,999,000

Total, Project(s)				129,999,000		65,000,000		194,999,000

TOTAL NEW APPROPRIATIONS	₱	300,483,000	₱	191,917,000	₱	80,000,000	₱	572,400,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	205,258

Total Permanent Positions	205,258

Other Compensation Common to All
Personnel Economic Relief Allowance	10,488
Representation Allowance	120
Transportation Allowance	120
Clothing and Uniform Allowance	2,622
Honoraria	2,812
Mid-Year Bonus - Civilian	17,105
Year End Bonus	17,105
Cash Gift	2,185
Productivity Enhancement Incentive	2,185
Step Increment	513

Total Other Compensation Common to All	55,255

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	877
Lump-sum for filling of Positions - Civilian	29,243

Total Other Compensation for Specific Groups	30,120

Other Benefits
PAG-IBIG Contributions	524
PhilHealth Contributions	4,383
Employees Compensation Insurance Premiums	524
Loyalty Award - Civilian	240
Terminal Leave	1,910

Total Other Benefits	7,581

Non-Permanent Positions	2,269

Total Personnel Services	300,483

518	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Maintenance and Other Operating Expenses
Travelling Expenses	2,500
Training and Scholarship Expenses	3,536
Supplies and Materials Expenses	10,410
Utility Expenses	17,279
Communication Expenses	4,507
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	1,250
General Services	10,374
Repairs and Maintenance	1,830
Financial Assistance/Subsidy	127,999
Taxes, Insurance Premiums and Other Fees	4,800
Other Maintenance and Operating Expenses
Printing and Publication Expenses	350
Representation Expenses	1,900
Membership Dues and Contributions to Organizations	382
Subscription Expenses	150
Other Maintenance and Operating Expenses	2,500

Total Maintenance and Other Operating Expenses	191,917

Total Current Operating Expenditures	492,400

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	65,000
Machinery and Equipment Outlay	15,000

Total Capital Outlays	80,000

TOTAL NEW APPROPRIATIONS	572,400

F.11. TARLAC AGRICULTURAL UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	440,347,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	519
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	92,190,000	₱	35,265,000	₱	4,000,000	₱	131,455,000
Support to Operations		6,498,000		3,687,000				10,185,000
Operations		153,861,000		47,246,000		20,000,000		221,107,000

HIGHER EDUCATION PROGRAM		138,396,000		28,784,000		20,000,000		187,180,000
ADVANCED EDUCATION PROGRAM		2,186,000		1,970,000				4,156,000
RESEARCH PROGRAM		8,889,000		10,351,000				19,240,000
TECHNICAL ADVISORY EXTENSION PROGRAM		4,390,000		6,141,000				10,531,000

Total, Regular Programs		252,549,000		86,198,000		24,000,000		362,747,000

B. PROJECT(S)
Locally-Funded Project(s)				57,600,000		20,000,000		77,600,000

Total, Project(s)				57,600,000		20,000,000		77,600,000

TOTAL NEW APPROPRIATIONS	₱	252,549,000	₱	143,798,000	₱	44,000,000	₱	440,347,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	47,586,000	₱	35,265,000	₱	4,000,000	₱	86,851,000
Administration of Personnel Benefits		44,604,000						44,604,000

Sub-total, General Administration and Support		92,190,000		35,265,000		4,000,000		131,455,000

Support to Operations
Auxiliary Services		6,498,000		3,687,000				10,185,000

Sub-total, Support to Operations		6,498,000		3,687,000				10,185,000

Operations
HIGHER EDUCATION PROGRAM		138,396,000		28,784,000		20,000,000		187,180,000

Provision of Higher Education Services		138,396,000		28,784,000		20,000,000		187,180,000
ADVANCED EDUCATION PROGRAM		2,186,000		1,970,000				4,156,000

Provision of Advanced Education Services		2,186,000		1,970,000				4,156,000
RESEARCH PROGRAM		8,889,000		10,351,000				19,240,000

Conduct of Research Services		8,889,000		10,351,000				19,240,000

520	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

TECHNICAL ADVISORY EXTENSION PROGRAM		4,390,000		6,141,000				10,531,000

Provision of Extension Services		4,390,000		6,141,000				10,531,000

Sub-total, Operations		153,861,000		47,246,000		20,000,000		221,107,000

Total, Regular Programs		252,549,000		86,198,000		24,000,000		362,747,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				54,600,000				54,600,000
Repair and Rehabilitation of Road Networks with Provision of Walkable Pedestrian Pathways for Employees and Students and those with Special Needs (Phase 1)						20,000,000		20,000,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				57,600,000		20,000,000		77,600,000

Total, Project(s)				57,600,000		20,000,000		77,600,000

TOTAL NEW APPROPRIATIONS	₱	252,549,000	₱	143,798,000	₱	44,000,000	₱	440,347,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	158,720

Total Permanent Positions	158,720

Other Compensation Common to All
Personnel Economic Relief Allowance	8,808
Representation Allowance	120
Transportation Allowance	120
Clothing and Uniform Allowance	2,202
Honoraria	1,285
Mid-Year Bonus - Civilian	13,226
Year End Bonus	13,226
Cash Gift	1,835

DECEMBER 25, 2023	OFFICIAL GAZETTE	521
STATE UNIVERSITIES AND COLLEGES

Productivity Enhancement Incentive	1,835
Step Increment	396

Total Other Compensation Common to All	43,053

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	615
Lump-sum for filling of Positions - Civilian	44,550
Anniversary Bonus - Civilian	1,059

Total Other Compensation for Specific Groups	46,224

Other Benefits
PAG-IBIG Contributions	441
PhilHealth Contributions	3,406
Employees Compensation Insurance Premiums	441
Loyalty Award - Civilian	210
Terminal Leave	54

Total Other Benefits	4,552

Total Personnel Services	252,549

Maintenance and Other Operating Expenses
Travelling Expenses	7,164
Training and Scholarship Expenses	8,746
Supplies and Materials Expenses	16,844
Utility Expenses	26,044
Communication Expenses	1,116
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
Professional Services	792
Repairs and Maintenance	5,018
Financial Assistance/Subsidy	55,600
Taxes, Insurance Premiums and Other Fees	896
Labor and Wages	398
Other Maintenance and Operating Expenses
Advertising Expenses	88
Printing and Publication Expenses	300
Representation Expenses	485
Membership Dues and Contributions to Organizations	672
Subscription Expenses	175
Donations	50
Other Maintenance and Operating Expenses	17,278

Total Maintenance and Other Operating Expenses	143,798

Total Current Operating Expenditures	396,347

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	20,000

522	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Machinery and Equipment Outlay	20,000
Transportation Equipment Outlay	4,000

Total Capital Outlays	44,000

TOTAL NEW APPROPRIATIONS	440,347

F.12. TARLAC STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	847,490,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	125,029,000	₱	48,366,000	₱		₱	173,395,000
Support to Operations		13,386,000		5,149,000				18,535,000
Operations		248,384,000		82,464,000		15,000,000		345,848,000

HIGHER EDUCATION PROGRAM		233,311,000		78,969,000		15,000,000		327,280,000
ADVANCED EDUCATION PROGRAM		3,497,000		840,000				4,337,000
RESEARCH PROGRAM		7,693,000		1,895,000				9,588,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,883,000		760,000				4,643,000

Total, Regular Programs		386,799,000		135,979,000		15,000,000		537,778,000

B. PROJECT(S)
Locally-Funded Project(s)				264,712,000		45,000,000		309,712,000

Total, Project(s)				264,712,000		45,000,000		309,712,000

TOTAL NEW APPROPRIATIONS	₱	386,799,000	₱	400,691,000	₱	60,000,000	₱	847,490,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	523
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	49,649,000	₱	48,366,000	₱		₱	98,015,000
Administration of Personnel Benefits		75,380,000						75,380,000

Sub-total, General Administration and Support		125,029,000		48,366,000				173,395,000

Support to Operations
Auxiliary Services		13,386,000		5,149,000				18,535,000

Sub-total, Support to Operations		13,386,000		5,149,000				18,535,000

Operations
HIGHER EDUCATION PROGRAM		233,311,000		78,969,000		15,000,000		327,280,000

Provision of Higher Education Services		233,311,000		78,969,000		15,000,000		327,280,000
ADVANCED EDUCATION PROGRAM		3,497,000		840,000				4,337,000

Provision of Advanced Education Services		3,497,000		840,000				4,337,000
RESEARCH PROGRAM		7,693,000		1,895,000				9,588,000

Conduct of Research Services		7,693,000		1,895,000				9,588,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,883,000		760,000				4,643,000

Provision of Extension Services		3,883,000		760,000				4,643,000

Sub-total, Operations		248,384,000		82,464,000		15,000,000		345,848,000

Total, Regular Programs		386,799,000		135,979,000		15,000,000		537,778,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				261,712,000				261,712,000
Renovation of TSU Main Campus
Gymnasium (Phase 2)						15,000,000		15,000,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				1,000,000				1,000,000
Construction of Multi-Purpose Building (Dormitory)						30,000,000		30,000,000

Sub-total, Locally-Funded Project(s)				264,712,000		45,000,000		309,712,000

Total, Project(s)				264,712,000		45,000,000		309,712,000

TOTAL NEW APPROPRIATIONS	₱	386,799,000	₱	400,691,000	₱	60,000,000	₱	847,490,000

524	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	236,832

Total Permanent Positions	236,832

Other Compensation Common to All
Personnel Economic Relief Allowance	10,272
Representation Allowance	300
Transportation Allowance	300
Clothing and Uniform Allowance	2,568
Honoraria	8,644
Mid-Year Bonus - Civilian	19,736
Year End Bonus	19,736
Cash Gift	2,140
Productivity Enhancement Incentive	2,140
Step Increment	592

Total Other Compensation Common to All	66,428

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	782
Lump-sum for filling of Positions - Civilian	73,121

Total Other Compensation for Specific Groups	73,903

Other Benefits
PAG-IBIG Contributions	514
PhilHealth Contributions	4,885
Employees Compensation Insurance Premiums	514
Loyalty Award - Civilian	255
Terminal Leave	2,259

Total Other Benefits	8,427

Non-Permanent Positions	1,209

Total Personnel Services	386,799

Maintenance and Other Operating Expenses
Travelling Expenses	12,041
Training and Scholarship Expenses	967

DECEMBER 25, 2023	OFFICIAL GAZETTE	525
STATE UNIVERSITIES AND COLLEGES

Supplies and Materials Expenses	13,689
Utility Expenses	16,564
Communication Expenses	5,293
Awards/Rewards and Prizes	6,415
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	39,804
General Services	22,226
Repairs and Maintenance	650
Financial Assistance/Subsidy	262,712
Taxes, Insurance Premiums and Other Fees	4,081
Other Maintenance and Operating Expenses
Advertising Expenses	51
Printing and Publication Expenses	811
Representation Expenses	443
Membership Dues and Contributions to Organizations	235
Subscription Expenses	6,488
Other Maintenance and Operating Expenses	6,071

Total Maintenance and Other Operating Expenses	400,691

Total Current Operating Expenditures	787,490

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	45,000
Machinery and Equipment Outlay	15,000

Total Capital Outlays	60,000

TOTAL NEW APPROPRIATIONS	847,490

526	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

G. REGION IV - SOUTHERN TAGALOG AND PALAWAN

G. REGION IVA (CALABARZON)

G.1. BATANGAS STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	2,055,990,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	109,210,000	₱	25,749,000	₱		₱	134,959,000
Support to Operations		5,134,000		1,014,000				6,148,000
Operations		443,543,000		124,322,000		27,650,000		595,515,000

HIGHER EDUCATION PROGRAM		427,570,000		120,230,000		27,650,000		575,450,000
ADVANCED EDUCATION PROGRAM		9,785,000		257,000				10,042,000
RESEARCH PROGRAM		3,266,000		2,857,000				6,123,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,922,000		978,000				3,900,000

Total, Regular Programs		557,887,000		151,085,000		27,650,000		736,622,000

B. PROJECT(S)
Locally-Funded Project(s)				949,368,000		370,000,000		1,319,368,000

Total, Project(s)				949,368,000		370,000,000		1,319,368,000

TOTAL NEW APPROPRIATIONS	₱	557,887,000	₱	1,100,453,000	₱	397,650,000	₱	2,055,990,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	28,337,000	₱	25,749,000	₱	₱	54,086,000
Administration of Personnel Benefits		80,873,000					80,873,000

Sub-total, General Administration and Support		109,210,000		25,749,000			134,959,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	527
STATE UNIVERSITIES AND COLLEGES

Support to Operations
Auxiliary Services	5,134,000	1,014,000		6,148,000

Sub-total, Support to Operations	5,134,000	1,014,000		6,148,000

Operations
HIGHER EDUCATION PROGRAM	427,570,000	120,230,000	27,650,000	575,450,000

Provision of Higher Education Services	427,570,000	120,230,000	27,650,000	575,450,000
ADVANCED EDUCATION PROGRAM	9,785,000	257,000		10,042,000

Provision of Advanced Education Services	9,785,000	257,000		10,042,000
RESEARCH PROGRAM	3,266,000	2,857,000		6,123,000

Conduct of Research Services	3,266,000	2,857,000		6,123,000
TECHNICAL ADVISORY EXTENSION PROGRAM	2,922,000	978,000		3,900,000

Provision of Extension Services	2,922,000	978,000		3,900,000

Sub-total, Operations	443,543,000	124,322,000	27,650,000	595,515,000

Total, Regular Programs	557,887,000	151,085,000	27,650,000	736,622,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education		922,368,000		922,368,000
Construction of Three (3) Storey Learning Center Building, BatStateU San Juan			20,000,000	20,000,000
Completion of Five (5) Storey Technohub Building, KIST Park			300,000,000	300,000,000
Increase in Carrying Capacity of the College of Medicine		10,000,000	10,000,000	20,000,000
Capacity Development on Futures Thinking and Strategic Foresight		2,000,000		2,000,000
National Engineering Education Development (NEED) Program		10,000,000		10,000,000
Tulong Dunong Program		4,000,000		4,000,000
Financial Assistance to Athletes and Athletic Program		1,000,000		1,000,000
Construction of Multi-Purpose Building (Dormitory)			40,000,000	40,000,000

Sub-total, Locally-Funded Project(s)		949,368,000	370,000,000	1,319,368,000

528	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Total, Project(s)				949,368,000		370,000,000		1,319,368,000

TOTAL NEW APPROPRIATIONS	₱	557,887,000	₱	1,100,453,000	₱	397,650,000	₱	2,055,990,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	353,612

Total Permanent Positions	353,612

Other Compensation Common to All
Personnel Economic Relief Allowance	16,368
Representation Allowance	282
Transportation Allowance	282
Clothing and Uniform Allowance	4,092
Honoraria	20,500
Mid-Year Bonus - Civilian	29,468
Year End Bonus	29,468
Cash Gift	3,410
Productivity Enhancement Incentive	3,410
Step Increment	884

Total Other Compensation Common to All	108,164

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,161
Lump-sum for filling of Positions - Civilian	79,736

Total Other Compensation for Specific Groups	80,897

Other Benefits
PAG-IBIG Contributions	819
PhilHealth Contributions	7,642
Employees Compensation Insurance Premiums	819
Loyalty Award - Civilian	320
Terminal Leave	1,137

Total Other Benefits	10,737

Non-Permanent Positions	4,477

Total Personnel Services	557,887

DECEMBER 25, 2023	OFFICIAL GAZETTE	529
STATE UNIVERSITIES AND COLLEGES

Maintenance and Other Operating Expenses
Travelling Expenses	1,602
Training and Scholarship Expenses	5,342
Supplies and Materials Expenses	12,647
Utility Expenses	37,878
Communication Expenses	28,569
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	1,140
General Services	57,229
Repairs and Maintenance	2,928
Financial Assistance/Subsidy	927,368
Taxes, Insurance Premiums and Other Fees	1,920
Other Maintenance and Operating Expenses
Printing and Publication Expenses	52
Representation Expenses	663
Rent/Lease Expenses	28
Membership Dues and Contributions to Organizations	95
Subscription Expenses	500
Other Maintenance and Operating Expenses	20,294

Total Maintenance and Other Operating Expenses	1,100,453

Total Current Operating Expenditures	1,658,340

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	365,000
Machinery and Equipment Outlay	25,000
Transportation Equipment Outlay	7,650

Total Capital Outlays	397,650

TOTAL NEW APPROPRIATIONS	2,055,990

G.2. CAVITE STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,799,322,000

530	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	194,777,000	₱	17,738,000	₱		₱	212,515,000
Support to Operations		9,120,000		1,666,000				10,786,000
Operations		393,002,000		59,996,000		20,000,000		472,998,000

HIGHER EDUCATION PROGRAM		373,092,000		55,875,000		20,000,000		448,967,000
ADVANCED EDUCATION PROGRAM		512,000		50,000				562,000
RESEARCH PROGRAM		11,889,000		3,684,000				15,573,000
TECHNICAL ADVISORY EXTENSION PROGRAM		7,509,000		387,000				7,896,000

Total, Regular Programs		596,899,000		79,400,000		20,000,000		696,299,000

B. PROJECT(S)
Locally-Funded Project(s)				1,042,023,000		61,000,000		1,103,023,000

Total, Project(s)				1,042,023,000		61,000,000		1,103,023,000

TOTAL NEW APPROPRIATIONS	₱	596,899,000	₱	1,121,423,000	₱	81,000,000	₱	1,799,322,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	37,942,000	₱	17,738,000	₱		₱	55,680,000
Administration of Personnel Benefits		156,835,000						156,835,000

Sub-total, General Administration and Support		194,777,000		17,738,000				212,515,000

Support to Operations
Auxiliary Services		9,120,000		1,666,000				10,786,000

Sub-total, Support to Operations		9,120,000		1,666,000				10,786,000

Operations
HIGHER EDUCATION PROGRAM		373,092,000		55,875,000		20,000,000		448,967,000

Provision of Higher Education Services		373,092,000		55,875,000		20,000,000		448,967,000
ADVANCED EDUCATION PROGRAM		512,000		50,000				562,000

Provision of Advanced Education Services		512,000		50,000				562,000
RESEARCH PROGRAM		11,889,000		3,684,000				15,573,000

Conduct of Research Services		11,889,000		3,684,000				15,573,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	531
STATE UNIVERSITIES AND COLLEGES

TECHNICAL ADVISORY EXTENSION PROGRAM		7,509,000		387,000				7,896,000

Provision of Extension Services		7,509,000		387,000				7,896,000

Sub-total, Operations		393,002,000		59,996,000		20,000,000		472,998,000

Total, Regular Programs		596,899,000		79,400,000		20,000,000		696,299,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				1,025,023,000				1,025,023,000
Completion of Students’ Dormitory						20,000,000		20,000,000
Increase in Carrying Capacity of the College of Medicine				10,000,000		10,000,000		20,000,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				4,000,000				4,000,000
Financial Assistance to Athletes and Athletic Program				1,000,000				1,000,000
Construction of Four-Storey Laboratory Building, Tanza Campus, Cavite						31,000,000		31,000,000

Sub-total, Locally-Funded Project(s)				1,042,023,000		61,000,000		1,103,023,000

Total, Project(s)				1,042,023,000		61,000,000		1,103,023,000

TOTAL NEW APPROPRIATIONS	₱	596,899,000	₱	1,121,423,000	₱	81,000,000	₱	1,799,322,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	328,887

Total Permanent Positions	328,887

Other Compensation Common to All
Personnel Economic Relief Allowance	17,040
Representation Allowance	354
Transportation Allowance	354
Clothing and Uniform Allowance	4,260
Honoraria	1,760

532	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Mid-Year Bonus - Civilian	27,407
Year End Bonus	27,407
Cash Gift	3,550
Productivity Enhancement Incentive	3,550
Step Increment	822

Total Other Compensation Common to All	86,504

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	674
Lump-sum for filling of Positions - Civilian	153,707
Anniversary Bonus - Civilian	2,235

Total Other Compensation for Specific Groups	156,616

Other Benefits
PAG-IBIG Contributions	852
PhilHealth Contributions	7,241
Employees Compensation Insurance Premiums	852
Loyalty Award - Civilian	765
Terminal Leave	3,128

Total Other Benefits	12,838

Non-Permanent Positions	12,054

Total Personnel Services	596,899

Maintenance and Other Operating Expenses
Travelling Expenses	8,805
Training and Scholarship Expenses	8,242
Supplies and Materials Expenses	12,677
Utility Expenses	25,220
Communication Expenses	1,749
Awards/Rewards and Prizes	1,104
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	475
General Services	4,574
Repairs and Maintenance	12,878
Financial Assistance/Subsidy	1,030,023
Taxes, Insurance Premiums and Other Fees	1,125
Labor and Wages	200
Other Maintenance and Operating Expenses
Printing and Publication Expenses	574
Representation Expenses	685
Rent/Lease Expenses	4
Membership Dues and Contributions to Organizations	279
Other Maintenance and Operating Expenses	10,629

Total Maintenance and Other Operating Expenses	1,121,423

Total Current Operating Expenditures	1,718,322

DECEMBER 25, 2023	OFFICIAL GAZETTE	533
STATE UNIVERSITIES AND COLLEGES

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	56,000
Machinery and Equipment Outlay	25,000

Total Capital Outlays	81,000

TOTAL NEW APPROPRIATIONS	1,799,322

G.3. LAGUNA STATE POLYTECHNIC UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	788,124,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	93,934,000	₱	12,445,000	₱		₱	106,379,000
Support to Operations		3,368,000		459,000				3,827,000
Operations		346,072,000		68,671,000		15,000,000		429,743,000

HIGHER EDUCATION PROGRAM		338,911,000		53,804,000		15,000,000		407,715,000
RESEARCH PROGRAM				12,983,000				12,983,000
TECHNICAL ADVISORY EXTENSION PROGRAM		7,161,000		1,884,000				9,045,000

Total, Regular Programs		443,374,000		81,575,000		15,000,000		539,949,000

B. PROJECT(S)
Locally-Funded Project(s)				233,175,000		15,000,000		248,175,000

Total, Project(s)				233,175,000		15,000,000		248,175,000

TOTAL NEW APPROPRIATIONS	₱	443,374,000	₱	314,750,000	₱	30,000,000	₱	788,124,000

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support

534	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

General Management and Supervision	₱	15,684,000	₱	12,445,000	₱		₱	28,129,000
Administration of Personnel Benefits		78,250,000						78,250,000

Sub-total, General Administration and Support		93,934,000		12,445,000				106,379,000

Support to Operations
Auxiliary Services		3,368,000		459,000				3,827,000

Sub-total, Support to Operations		3,368,000		459,000				3,827,000

Operations
HIGHER EDUCATION PROGRAM		338,911,000		53,804,000		15,000,000		407,715,000

Provision of Higher Education Services		338,911,000		53,804,000		15,000,000		407,715,000
RESEARCH PROGRAM				12,983,000				12,983,000

Conduct of Research Services				12,983,000				12,983,000
TECHNICAL ADVISORY EXTENSION PROGRAM		7,161,000		1,884,000				9,045,000

Provision of Extension Services		7,161,000		1,884,000				9,045,000

Sub-total, Operations		346,072,000		68,671,000		15,000,000		429,743,000

Total, Regular Programs		443,374,000		81,575,000		15,000,000		539,949,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				227,175,000				227,175,000
Construction of Dormitory for LSPU Students						15,000,000		15,000,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				4,000,000				4,000,000

Sub-total, Locally-Funded Project(s)				233,175,000		15,000,000		248,175,000

Total, Project(s)				233,175,000		15,000,000		248,175,000

TOTAL NEW APPROPRIATIONS	₱	443,374,000	₱	314,750,000	₱	30,000,000	₱	788,124,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	535
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	280,099

Total Permanent Positions	280,099

Other Compensation Common to All
Personnel Economic Relief Allowance	13,680
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	3,420
Honoraria	600
Mid-Year Bonus - Civilian	23,343
Year End Bonus	23,343
Cash Gift	2,850
Productivity Enhancement Incentive	2,850
Step Increment	699

Total Other Compensation Common to All	71,145

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	806
Lump-sum for filling of Positions - Civilian	73,142

Total Other Compensation for Specific Groups	73,948

Other Benefits
PAG-IBIG Contributions	683
PhilHealth Contributions	6,200
Employees Compensation Insurance Premiums	683
Loyalty Award - Civilian	425
Terminal Leave	5,108

Total Other Benefits	13,099

Non-Permanent Positions	5,083

Total Personnel Services	443,374

Maintenance and Other Operating Expenses
Travelling Expenses	2,635
Training and Scholarship Expenses	7,672
Supplies and Materials Expenses	13,769
Utility Expenses	18,840
Communication Expenses	1,623
Survey, Research, Exploration and Development Expenses	14,957
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	9,419
General Services	3,942
Repairs and Maintenance	6,639
Financial Assistance/Subsidy	231,175
Taxes, Insurance Premiums and Other Fees	412

536	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Labor and Wages	553
Other Maintenance and Operating Expenses
Printing and Publication Expenses	1,504
Representation Expenses	293
Transportation and Delivery Expenses	171
Membership Dues and Contributions to Organizations	352
Subscription Expenses	24
Other Maintenance and Operating Expenses	660

Total Maintenance and Other Operating Expenses	314,750

Total Current Operating Expenditures	758,124

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	15,000
Machinery and Equipment Outlay	15,000

Total Capital Outlays	30,000

TOTAL NEW APPROPRIATIONS	788,124

G.4. SOUTHERN LUZON STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	596,199,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	93,824,000	₱	18,290,000	₱	7,950,000	₱	120,064,000
Support to Operations		6,319,000		1,551,000				7,870,000
Operations		207,502,000		42,571,000		30,000,000		280,073,000

HIGHER EDUCATION PROGRAM		191,844,000		34,866,000		30,000,000		256,710,000
ADVANCED EDUCATION PROGRAM		2,487,000		719,000				3,206,000
RESEARCH PROGRAM		6,688,000		3,492,000				10,180,000
TECHNICAL ADVISORY EXTENSION PROGRAM		6,483,000		3,494,000				9,977,000

Total, Regular Programs		307,645,000		62,412,000		37,950,000		408,007,000

B. PROJECT(S)
Locally-Funded Project(s)				178,192,000		10,000,000		188,192,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	537
STATE UNIVERSITIES AND COLLEGES

Total, Project(s)				178,192,000		10,000,000		188,192,000

TOTAL NEW APPROPRIATIONS	₱	307,645,000	₱	240,604,000	₱	47,950,000	₱	596,199,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	16,931,000	₱	18,290,000	₱	7,950,000	₱	43,171,000
Administration of Personnel Benefits		76,893,000						76,893,000

Sub-total, General Administration and Support		93,824,000		18,290,000		7,950,000		120,064,000

Support to Operations
Auxiliary Services		6,319,000		1,551,000				7,870,000

Sub-total, Support to Operations		6,319,000		1,551,000				7,870,000

Operations `
HIGHER EDUCATION PROGRAM		191,844,000		34,866,000		30,000,000		256,710,000

Provision of Higher Education Services		191,844,000		34,866,000		30,000,000		256,710,000
ADVANCED EDUCATION PROGRAM		2,487,000		719,000				3,206,000

Provision of Advanced Education Services		2,487,000		719,000				3,206,000
RESEARCH PROGRAM		6,688,000		3,492,000				10,180,000

Conduct of Research Services		6,688,000		3,492,000				10,180,000
TECHNICAL ADVISORY EXTENSION PROGRAM		6,483,000		3,494,000				9,977,000

Provision of Extension Services		6,483,000		3,494,000				9,977,000

Sub-total, Operations		207,502,000		42,571,000		30,000,000		280,073,000

Total, Regular Programs		307,645,000		62,412,000		37,950,000		408,007,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				162,192,000				162,192,000

538	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Establishment and/or Support to the College of Medicine				10,000,000		10,000,000		20,000,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				4,000,000				4,000,000

Sub-total, Locally-Funded Project(s)				178,192,000		10,000,000		188,192,000

Total, Project(s)				178,192,000		10,000,000		188,192,000

TOTAL NEW APPROPRIATIONS	₱	307,645,000	₱	240,604,000	₱	47,950,000	₱	596,199,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	177,051

Total Permanent Positions	177,051

Other Compensation Common to All
Personnel Economic Relief Allowance	8,736
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	2,184
Honoraria	410
Mid-Year Bonus - Civilian	14,755
Year End Bonus	14,755
Cash Gift	1,820
Productivity Enhancement Incentive	1,820
Step Increment	443

Total Other Compensation Common to All	45,283

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	409
Lump-sum for filling of Positions - Civilian	76,571
Anniversary Bonus - Civilian	1,125

Total Other Compensation for Specific Groups	78,105

Other Benefits
PAG-IBIG Contributions	438

DECEMBER 25, 2023	OFFICIAL GAZETTE	539
STATE UNIVERSITIES AND COLLEGES

PhilHealth Contributions	3,922
Employees Compensation Insurance Premiums	438
Loyalty Award - Civilian	280
Terminal Leave	322

Total Other Benefits	5,400

Non-Permanent Positions	1,806

Total Personnel Services	307,645

Maintenance and Other Operating Expenses
Travelling Expenses	4,714
Training and Scholarship Expenses	6,199
Supplies and Materials Expenses	14,204
Utility Expenses	5,322
Communication Expenses	3,513
Survey, Research, Exploration and Development Expenses	3,144
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	179
Professional Services	10,364
General Services	6,786
Repairs and Maintenance	5,852
Financial Assistance/Subsidy	166,192
Taxes, Insurance Premiums and Other Fees	983
Labor and Wages	113
Other Maintenance and Operating Expenses
Advertising Expenses	60
Printing and Publication Expenses	1,531
Representation Expenses	1,114
Transportation and Delivery Expenses	26
Rent/Lease Expenses	50
Membership Dues and Contributions to Organizations	258
Other Maintenance and Operating Expenses	10,000

Total Maintenance and Other Operating Expenses	240,604

Total Current Operating Expenditures	548,249

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	5,000
Machinery and Equipment Outlay	35,000
Transportation Equipment Outlay	7,950

Total Capital Outlays	47,950

TOTAL NEW APPROPRIATIONS	596,199

G.5. UNIVERSITY OF RIZAL SYSTEM

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	804,656,000

540	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	204,233,000	₱	25,844,000	₱		₱	230,077,000
Support to Operations		514,000		314,000				828,000
Operations		363,364,000		32,940,000		15,000,000		411,304,000

HIGHER EDUCATION PROGRAM		359,341,000		29,359,000		15,000,000		403,700,000
ADVANCED EDUCATION PROGRAM		1,570,000		1,012,000				2,582,000
RESEARCH PROGRAM		2,453,000		1,251,000				3,704,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,318,000				1,318,000

Total, Regular Programs		568,111,000		59,098,000		15,000,000		642,209,000

B. PROJECT(S)
Locally-Funded Project(s)				147,447,000		15,000,000		162,447,000

Total, Project(s)				147,447,000		15,000,000		162,447,000

TOTAL NEW APPROPRIATIONS	₱	568,111,000	₱	206,545,000	₱	30,000,000	₱	804,656,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	53,303,000	₱	25,844,000	₱	₱	79,147,000
Administration of Personnel Benefits		150,930,000					150,930,000

Sub-total, General Administration and Support		204,233,000		25,844,000			230,077,000

Support to Operations
Auxiliary Services		514,000		314,000			828,000

Sub-total, Support to Operations		514,000		314,000			828,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	541
STATE UNIVERSITIES AND COLLEGES

Operations
HIGHER EDUCATION PROGRAM		359,341,000		29,359,000		15,000,000		403,700,000

Provision of Higher Education Services		359,341,000		29,359,000		15,000,000		403,700,000
ADVANCED EDUCATION PROGRAM		1,570,000		1,012,000				2,582,000

Provision of Advanced Education Services		1,570,000		1,012,000				2,582,000
RESEARCH PROGRAM		2,453,000		1,251,000				3,704,000

Conduct of Research Services		2,453,000		1,251,000				3,704,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,318,000				1,318,000
Provision of Extension Services				1,318,000				1,318,000

Sub-total, Operations		363,364,000		32,940,000		15,000,000		411,304,000

Total, Regular Programs		568,111,000		59,098,000		15,000,000		642,209,000

B. PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				141,447,000				141,447,000
Design and Build Completion of One-Stop
Student Services Center, URS Campus						15,000,000		15,000,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				4,000,000				4,000,000

Sub-total, Locally-Funded Project(s)				147,447,000		15,000,000		162,447,000

Total, Project(s)				147,447,000		15,000,000		162,447,000

TOTAL NEW APPROPRIATIONS	₱	568,111,000	₱	206,545,000	₱	30,000,000	₱	804,656,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	324,026

Total Permanent Positions	324,026

542	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Other Compensation Common to All
Personnel Economic Relief Allowance	13,968
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	3,492
Honoraria	2,182
Mid-Year Bonus - Civilian	27,003
Year End Bonus	27,003
Cash Gift	2,910
Productivity Enhancement Incentive	2,910
Step Increment	809

Total Other Compensation Common to All	80,757

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	551
Lump-sum for filling of Positions - Civilian	150,806

Total Other Compensation for Specific Groups	151,357

Other Benefits
PAG-IBIG Contributions	698
PhilHealth Contributions	7,054
Employees Compensation Insurance Premiums	698
Loyalty Award - Civilian	730
Terminal Leave	124

Total Other Benefits	9,304

Non-Permanent Positions	2,667

Total Personnel Services	568,111

Maintenance and Other Operating Expenses
Travelling Expenses	1,790
Training and Scholarship Expenses	2,923
Supplies and Materials Expenses	15,096
Utility Expenses	23,612
Communication Expenses	5,609
Awards/Rewards and Prizes	12
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	122
Professional Services	343
General Services	1,751
Repairs and Maintenance	3,496
Financial Assistance/Subsidy	145,447
Taxes, Insurance Premiums and Other Fees	688
Labor and Wages	1,302
Other Maintenance and Operating Expenses
Advertising Expenses	60
Printing and Publication Expenses	154
Representation Expenses	734

DECEMBER 25, 2023	OFFICIAL GAZETTE	543
STATE UNIVERSITIES AND COLLEGES

Transportation and Delivery Expenses	57
Membership Dues and Contributions to Organizations	1,234
Subscription Expenses	115

Total Maintenance and Other Operating Expenses	206,545

Total Current Operating Expenditures	774,656

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	15,000
Machinery and Equipment Outlay	13,500
Furniture, Fixtures and Books Outlay	1,500

Total Capital Outlays	30,000

TOTAL NEW APPROPRIATIONS	804,656

H. REGION IV B (MIMAROPA)

H.1. MARINDUQUE STATE COLLEGE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	2,024,913,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	55,664,000	₱	13,168,000	₱	7,665,000	₱	76,497,000
Support to Operations		3,064,000		87,000				3,151,000
Operations		120,889,000		10,540,000		20,000,000		151,429,000

HIGHER EDUCATION PROGRAM		120,789,000		8,525,000		20,000,000		149,314,000
ADVANCED EDUCATION PROGRAM		100,000		247,000				347,000
RESEARCH PROGRAM				1,149,000				1,149,000
TECHNICAL ADVISORY EXTENSION PROGRAM				619,000				619,000

Total, Regular Programs		179,617,000		23,795,000		27,665,000		231,077,000

B. PROJECT(S)
Locally-Funded Project(s)				83,836,000		1,710,000,000		1,793,836,000

Total, Project(s)				83,836,000		1,710,000,000		1,793,836,000

TOTAL NEW APPROPRIATIONS	₱	179,617,000	₱	107,631,000	₱	1,737,665,000	₱	2,024,913,000

544	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	26,747,000	₱	13,168,000	₱	7,665,000	₱	47,580,000
Administration of Personnel Benefits		28,917,000						28,917,000

Sub-total, General Administration and Support		55,664,000		13,168,000		7,665,000		76,497,000

Support to Operations
Auxiliary Services		3,064,000		87,000				3,151,000

Sub-total, Support to Operations		3,064,000		87,000				3,151,000

Operations
HIGHER EDUCATION PROGRAM		120,789,000		8,525,000		20,000,000		149,314,000

Provision of Higher Education Services		120,789,000		8,525,000		20,000,000		149,314,000
ADVANCED EDUCATION PROGRAM		100,000		247,000				347,000

Provision of Advanced Education Services		100,000		247,000				347,000
RESEARCH PROGRAM				1,149,000				1,149,000

Conduct of Research Services				1,149,000				1,149,000
TECHNICAL ADVISORY EXTENSION PROGRAM				619,000				619,000

Provision of Extension Services				619,000				619,000

Sub-total, Operations		120,889,000		10,540,000		20,000,000		151,429,000

Total, Regular Programs		179,617,000		23,795,000		27,665,000		231,077,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				80,836,000				80,836,000
Construction of a Sub-surface Combined Drainage
Systems, Phase II, Tanza, Boac, Marinduque						10,000,000		10,000,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				1,000,000				1,000,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	545
STATE UNIVERSITIES AND COLLEGES

ICT Center of Excellence Transformation Program						1,700,000,000		1,700,000,000

Sub-total, Locally-Funded Project(s)				83,836,000		1,710,000,000		1,793,836,000

Total, Project(s)				83,836,000		1,710,000,000		1,793,836,000

TOTAL NEW APPROPRIATIONS	₱	179,617,000	₱	107,631,000	₱	1,737,665,000	₱	2,024,913,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	115,433

Total Permanent Positions	115,433

Other Compensation Common to All
Personnel Economic Relief Allowance	5,976
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	1,494
Honoraria	412
Mid-Year Bonus - Civilian	9,619
Year End Bonus	9,619
Cash Gift	1,245
Productivity Enhancement Incentive	1,245
Step Increment	289

Total Other Compensation Common to All	30,259

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	223
Lump-sum for filling of Positions - Civilian	28,824
Anniversary Bonus - Civilian	735

Total Other Compensation for Specific Groups	29,782

Other Benefits
PAG-IBIG Contributions	298
PhilHealth Contributions	2,509
Employees Compensation Insurance Premiums	298
Loyalty Award - Civilian	205
Terminal Leave	93

Total Other Benefits	3,403

546	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Non-Permanent Positions	740

Total Personnel Services	179,617

Maintenance and Other Operating Expenses
Travelling Expenses	2,786
Training and Scholarship Expenses	2,107
Supplies and Materials Expenses	3,464
Utility Expenses	6,861
Communication Expenses	1,341
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
General Services	3,465
Repairs and Maintenance	1,140
Financial Assistance/Subsidy	81,836
Taxes, Insurance Premiums and Other Fees	452
Other Maintenance and Operating Expenses
Advertising Expenses	43
Printing and Publication Expenses	179
Representation Expenses	940
Transportation and Delivery Expenses	596
Membership Dues and Contributions to Organizations	153
Subscription Expenses	150

Total Maintenance and Other Operating Expenses	107,631

Total Current Operating Expenditures	287,248

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	1,700,000
Buildings and Other Structures	10,000
Machinery and Equipment Outlay	20,000
Transportation Equipment Outlay	7,665

Total Capital Outlays	1,737,665

TOTAL NEW APPROPRIATIONS	2,024,913

H.2. MINDORO STATE UNIVERSIT

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	488,885,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	547
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	64,142,000	₱	24,463,000	₱	5,500,000	₱	94,105,000
Operations		144,667,000		92,309,000		5,000,000		241,976,000

HIGHER EDUCATION PROGRAM		144,667,000		75,879,000		5,000,000		225,546,000
RESEARCH PROGRAM				15,546,000				15,546,000
TECHNICAL ADVISORY EXTENSION PROGRAM				884,000				884,000

Total, Regular Programs		208,809,000		116,772,000		10,500,000		336,081,000

B. PROJECT(S)
Locally-Funded Project(s)				97,804,000		55,000,000		152,804,000

Total, Project(s)				97,804,000		55,000,000		152,804,000

TOTAL NEW APPROPRIATIONS	₱	208,809,000	₱	214,576,000	₱	65,500,000	₱	488,885,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	23,107,000	₱	24,463,000	₱	5,500,000	₱	53,070,000
Administration of Personnel Benefits		41,035,000						41,035,000

Sub-total, General Administration and Support		64,142,000		24,463,000		5,500,000		94,105,000

Operations
HIGHER EDUCATION PROGRAM		144,667,000		75,879,000		5,000,000		225,546,000

Provision of Higher Education Services		144,667,000		75,879,000		5,000,000		225,546,000
RESEARCH PROGRAM				15,546,000				15,546,000

Conduct of Research Services				15,546,000				15,546,000
TECHNICAL ADVISORY EXTENSION PROGRAM				884,000				884,000

Provision of Extension Services				884,000				884,000

Sub-total, Operations		144,667,000		92,309,000		5,000,000		241,976,000

Total, Regular Programs		208,809,000		116,772,000		10,500,000		336,081,000

548	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				94,804,000				94,804,000
Establishment of Industrial Technology
Education Laboratory Building (ITELB)						10,000,000		10,000,000
Establishment of Agricultural and Biosystems
Machinery and Power Engineering Academic
Laboratory, Machinery Shed and Learning
Center, Main Campus						15,000,000		15,000,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Construction of Academic and Laboratory
Building - Main Campus						30,000,000		30,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				97,804,000		55,000,000		152,804,000

Total, Project(s)				97,804,000		55,000,000		152,804,000

TOTAL NEW APPROPRIATIONS	₱	208,809,000	₱	214,576,000	₱	65,500,000	₱	488,885,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	128,620

Total Permanent Positions	128,620

Other Compensation Common to All
Personnel Economic Relief Allowance	6,696
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	1,674
Honoraria	200
Mid-Year Bonus - Civilian	10,719
Year End Bonus	10,719
Cash Gift	1,395
Productivity Enhancement Incentive	1,395

DECEMBER 25, 2023	OFFICIAL GAZETTE	549
STATE UNIVERSITIES AND COLLEGES

Step Increment	322

Total Other Compensation Common to All	33,480

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	492
Lump-sum for filling of Positions - Civilian	36,977

Total Other Compensation for Specific Groups	37,469

Other Benefits
PAG-IBIG Contributions	335
PhilHealth Contributions	2,835
Employees Compensation Insurance Premiums	335
Loyalty Award - Civilian	195
Terminal Leave	4,058

Total Other Benefits	7,758

Non-Permanent Positions	1,482

Total Personnel Services	208,809

Maintenance and Other Operating Expenses
Travelling Expenses	5,860
Training and Scholarship Expenses	5,138
Supplies and Materials Expenses	60,500
Utility Expenses	7,072
Communication Expenses	5,349
Awards/Rewards and Prizes	1,131
Survey, Research, Exploration and Development Expenses	13,500
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	1,097
General Services	940
Repairs and Maintenance	5,158
Financial Assistance/Subsidy	95,804
Taxes, Insurance Premiums and Other Fees	2,951
Labor and Wages	2,361
Other Maintenance and Operating Expenses
Advertising Expenses	30
Printing and Publication Expenses	398
Representation Expenses	200
Rent/Lease Expenses	360
Membership Dues and Contributions to Organizations	460
Subscription Expenses	355
Other Maintenance and Operating Expenses	5,762

Total Maintenance and Other Operating Expenses	214,576

Total Current Operating Expenditures	423,385

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	55,000

550	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Machinery and Equipment Outlay	5,000
Transportation Equipment Outlay	5,500

Total Capital Outlays	65,500

TOTAL NEW APPROPRIATIONS	488,885

H.3. OCCIDENTAL MINDORO STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	575,591,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	67,321,000	₱	6,027,000	₱	12,650,000	₱	85,998,000
Operations		178,236,000		89,023,000				267,259,000

HIGHER EDUCATION PROGRAM		177,313,000		86,293,000				263,606,000
RESEARCH PROGRAM		923,000		1,909,000				2,832,000
TECHNICAL ADVISORY EXTENSION PROGRAM				821,000				821,000

Total, Regular Programs		245,557,000		95,050,000		12,650,000		353,257,000

B. PROJECT(S)
Locally-Funded Project(s)				162,334,000		60,000,000		222,334,000

Total, Project(s)				162,334,000		60,000,000		222,334,000

TOTAL NEW APPROPRIATIONS	₱	245,557,000	₱	257,384,000	₱	72,650,000	₱	575,591,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	31,188,000	₱	6,027,000	₱	12,650,000	₱	49,865,000
Administration of Personnel Benefits		36,133,000						36,133,000

Sub-total, General Administration and Support		67,321,000		6,027,000		12,650,000		85,998,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	551
STATE UNIVERSITIES AND COLLEGES

Operations
HIGHER EDUCATION PROGRAM		177,313,000		86,293,000				263,606,000

Provision of Higher Education Services		177,313,000		86,293,000				263,606,000
RESEARCH PROGRAM		923,000		1,909,000				2,832,000

Conduct of Research Services		923,000		1,909,000				2,832,000
TECHNICAL ADVISORY EXTENSION PROGRAM				821,000				821,000

Provision of Extension Services				821,000				821,000

Sub-total, Operations		178,236,000		89,023,000				267,259,000

Total, Regular Programs		245,557,000		95,050,000		12,650,000		353,257,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				159,334,000				159,334,000
Construction of Research, Development, and
Extension Building with Other Machinery and
Equipment and Furniture and Fixtures, Main Campus						15,000,000		15,000,000
Construction of Laboratory Building with
Classrooms, Main Campus						15,000,000		15,000,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				1,000,000				1,000,000
Construction of Multi-Purpose
Building (Dormitory)						30,000,000		30,000,000

Sub-total, Locally-Funded Project(s)				162,334,000		60,000,000		222,334,000

Total, Project(s)				162,334,000		60,000,000		222,334,000

TOTAL NEW APPROPRIATIONS	₱	245,557,000	₱	257,384,000	₱	72,650,000	₱	575,591,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	157,079

Total Permanent Positions	157,079

552	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Other Compensation Common to All
Personnel Economic Relief Allowance	8,856
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	2,214
Mid-Year Bonus - Civilian	13,091
Year End Bonus	13,091
Cash Gift	1,845
Productivity Enhancement Incentive	1,845
Step Increment	393

Total Other Compensation Common to All	41,695

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	315
Lump-sum for filling of Positions - Civilian	35,669

Total Other Compensation for Specific Groups	35,984

Other Benefits
PAG-IBIG Contributions	442
PhilHealth Contributions	3,487
Employees Compensation Insurance Premiums	442
Loyalty Award - Civilian	300
Terminal Leave	464

Total Other Benefits	5,135

Non-Permanent Positions	5,664

Total Personnel Services	245,557

Maintenance and Other Operating Expenses
Travelling Expenses	1,615
Training and Scholarship Expenses	3,984
Supplies and Materials Expenses	32,376
Utility Expenses	7,447
Communication Expenses	22,582
Awards/Rewards and Prizes	135
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	126
Professional Services	8,044
General Services	11,725
Repairs and Maintenance	2,970
Financial Assistance/Subsidy	160,334
Taxes, Insurance Premiums and Other Fees	2,339
Labor and Wages	1,016
Other Maintenance and Operating Expenses
Printing and Publication Expenses	113
Representation Expenses	39
Transportation and Delivery Expenses	65

DECEMBER 25, 2023	OFFICIAL GAZETTE	553
STATE UNIVERSITIES AND COLLEGES

Rent/Lease Expenses	384
Membership Dues and Contributions to Organizations	66
Subscription Expenses	10
Other Maintenance and Operating Expenses	14

Total Maintenance and Other Operating Expenses	257,384

Total Current Operating Expenditures	502,941

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	55,500
Machinery and Equipment Outlay	3,976
Transportation Equipment Outlay	12,650
Furniture, Fixtures and Books Outlay	524

Total Capital Outlays	72,650

TOTAL NEW APPROPRIATIONS	575,591

H.4. PALAWAN STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	889,531,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	117,651,000	₱	31,130,000	₱	15,000,000	₱	163,781,000
Support to Operations		7,335,000		6,000				7,341,000
Operations		315,908,000		43,682,000				359,590,000

HIGHER EDUCATION PROGRAM		298,727,000		39,388,000				338,115,000
ADVANCED EDUCATION PROGRAM		9,418,000		1,142,000				10,560,000
RESEARCH PROGRAM		6,937,000		2,325,000				9,262,000
TECHNICAL ADVISORY EXTENSION PROGRAM		826,000		827,000				1,653,000

Total, Regular Programs		440,894,000		74,818,000		15,000,000		530,712,000

B. PROJECT(S)
Locally-Funded Project(s)				333,819,000		25,000,000		358,819,000

Total, Project(s)				333,819,000		25,000,000		358,819,000

TOTAL NEW APPROPRIATIONS	₱	440,894,000	₱	408,637,000	₱	40,000,000	₱	889,531,000

554	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	31,498,000	₱	31,130,000	₱	15,000,000	₱	77,628,000
Administration of Personnel Benefits		86,153,000						86,153,000

Sub-total, General Administration and Support		117,651,000		31,130,000		15,000,000		163,781,000

Support to Operations
Auxiliary Services		7,335,000		6,000				7,341,000

Sub-total, Support to Operations		7,335,000		6,000				7,341,000

Operations
HIGHER EDUCATION PROGRAM		298,727,000		39,388,000				338,115,000

Provision of Higher Education Services		298,727,000		39,388,000				338,115,000
ADVANCED EDUCATION PROGRAM		9,418,000		1,142,000				10,560,000

Provision of Advanced Education Services		9,418,000		1,142,000				10,560,000
RESEARCH PROGRAM		6,937,000		2,325,000				9,262,000

Conduct of Research Services		6,937,000		2,325,000				9,262,000
TECHNICAL ADVISORY EXTENSION PROGRAM		826,000		827,000				1,653,000

Provision of Extension Services		826,000		827,000				1,653,000

Sub-total, Operations		315,908,000		43,682,000				359,590,000

Total, Regular Programs		440,894,000		74,818,000		15,000,000		530,712,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				318,569,000				318,569,000
Concreting of Road Networks with Drainage Provisions, Main Campus						15,000,000		15,000,000
Increase in Carrying Capacity of the College of Medicine				10,000,000		10,000,000		20,000,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	555
STATE UNIVERSITIES AND COLLEGES

Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				3,250,000				3,250,000

Sub-total, Locally-Funded Project(s)				333,819,000		25,000,000		358,819,000

Total, Project(s)				333,819,000		25,000,000		358,819,000

TOTAL NEW APPROPRIATIONS	₱	440,894,000	₱	408,637,000	₱	40,000,000	₱	889,531,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	273,712

Total Permanent Positions	273,712

Other Compensation Common to All
Personnel Economic Relief Allowance	13,944
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	3,486
Honoraria	1,350
Mid-Year Bonus - Civilian	22,809
Year End Bonus	22,809
Cash Gift	2,905
Productivity Enhancement Incentive	2,905
Step Increment	686

Total Other Compensation Common to All	71,254

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	763
Lump-sum for filling of Positions - Civilian	84,450

Total Other Compensation for Specific Groups	85,213

Other Benefits
PAG-IBIG Contributions	697
PhilHealth Contributions	6,075
Employees Compensation Insurance Premiums	697
Loyalty Award - Civilian	505

556	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Terminal Leave	1,703

Total Other Benefits	9,677

Non-Permanent Positions	1,038

Total Personnel Services	440,894

Maintenance and Other Operating Expenses
Travelling Expenses	14,235
Training and Scholarship Expenses	4,770
Supplies and Materials Expenses	12,456
Utility Expenses	20,501
Communication Expenses	2,898
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	250
Professional Services	1,071
Repairs and Maintenance	8,150
Financial Assistance/Subsidy	321,819
Taxes, Insurance Premiums and Other Fees	4,925
Other Maintenance and Operating Expenses
Advertising Expenses	100
Printing and Publication Expenses	750
Representation Expenses	1,350
Transportation and Delivery Expenses	100
Rent/Lease Expenses	300
Membership Dues and Contributions to Organizations	360
Subscription Expenses	50
Other Maintenance and Operating Expenses	12,552

Total Maintenance and Other Operating Expenses	408,637

Total Current Operating Expenditures	849,531

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	15,000
Buildings and Other Structures	5,000
Machinery and Equipment Outlay	11,000
Transportation Equipment Outlay	9,000

Total Capital Outlays	40,000

TOTAL NEW APPROPRIATIONS	889,531

DECEMBER 25, 2023	OFFICIAL GAZETTE	557
STATE UNIVERSITIES AND COLLEGES

H.5. ROMBLON STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	2,842,239,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	48,068,000	₱	12,463,000	₱	7,915,000	₱	68,446,000
Support to Operations		3,248,000		1,386,000				4,634,000
Operations		215,841,000		17,217,000				233,058,000

HIGHER EDUCATION PROGRAM		215,584,000		13,374,000				228,958,000
ADVANCED EDUCATION PROGRAM		257,000		652,000				909,000
RESEARCH PROGRAM				1,645,000				1,645,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,546,000				1,546,000

Total, Regular Programs		267,157,000		31,066,000		7,915,000		306,138,000

B. PROJECT(S)
Locally-Funded Project(s)				121,101,000		2,415,000,000		2,536,101,000

Total, Project(s)				121,101,000		2,415,000,000		2,536,101,000

TOTAL NEW APPROPRIATIONS	₱	267,157,000	₱	152,167,000	₱	2,422,915,000	₱	2,842,239,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	21,540,000	₱	12,463,000	₱	7,915,000	₱	41,918,000
Administration of Personnel Benefits		26,528,000						26,528,000

Sub-total, General Administration and Support		48,068,000		12,463,000		7,915,000		68,446,000

Support to Operations
Auxiliary Services		3,248,000		1,386,000				4,634,000

Sub-total, Support to Operations		3,248,000		1,386,000				4,634,000

Operations
HIGHER EDUCATION PROGRAM		215,584,000		13,374,000				228,958,000

Provision of Higher Education Services		215,584,000		13,374,000				228,958,000

558	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

ADVANCED EDUCATION PROGRAM		257,000		652,000				909,000

Provision of Advanced Education Services		257,000		652,000				909,000
RESEARCH PROGRAM				1,645,000				1,645,000

Conduct of Research Services				1,645,000				1,645,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,546,000				1,546,000

Provision of Extension Services				1,546,000				1,546,000

Sub-total, Operations		215,841,000		17,217,000				233,058,000

Total, Regular Programs		267,157,000		31,066,000		7,915,000		306,138,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				118,101,000				118,101,000
Construction of the Health and Wellness
Building, Phase 1						15,000,000		15,000,000
Construction of Learning Resource Center,
Phase 2						10,000,000		10,000,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Construction of the College of Engineering,
Architecture, and Technology Building						40,000,000		40,000,000
Tulong Dunong Program				1,000,000				1,000,000
Digital Resiliency Development Program						1,600,000,000		1,600,000,000
Development of Smart Campus Data Security and Cyberattack Prevention Hub						750,000,000		750,000,000

Sub-total, Locally-Funded Project(s)				121,101,000		2,415,000,000		2,536,101,000

Total, Project(s)				121,101,000		2,415,000,000		2,536,101,000

TOTAL NEW APPROPRIATIONS	₱	267,157,000	₱	152,167,000	₱	2,422,915,000	₱	2,842,239,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions

DECEMBER 25, 2023	OFFICIAL GAZETTE	559
STATE UNIVERSITIES AND COLLEGES

Basic Salary	183,720

Total Permanent Positions	183,720

Other Compensation Common to All
Personnel Economic Relief Allowance	9,480
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	2,370
Honoraria	894
Mid-Year Bonus - Civilian	15,310
Year End Bonus	15,310
Cash Gift	1,975
Productivity Enhancement Incentive	1,975
Step Increment	459

Total Other Compensation Common to All	48,109

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	773
Lump-sum for filling of Positions - Civilian	23,752
Anniversary Bonus - Civilian	1,203

Total Other Compensation for Specific Groups	25,728

Other Benefits
PAG-IBIG Contributions	473
PhilHealth Contributions	4,073
Employees Compensation Insurance Premiums	473
Loyalty Award - Civilian	325
Terminal Leave	2,776

Total Other Benefits	8,120

Non-Permanent Positions	1,480

Total Personnel Services	267,157

Maintenance and Other Operating Expenses
Travelling Expenses	5,000
Training and Scholarship Expenses	2,421
Supplies and Materials Expenses	5,184
Utility Expenses	7,110
Communication Expenses	1,945
Awards/Rewards and Prizes	300
Survey, Research, Exploration and Development Expenses	2,800
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	173
Professional Services	479
General Services	2,235
Repairs and Maintenance	3,459
Financial Assistance/Subsidy	119,101
Taxes, Insurance Premiums and Other Fees	200

560	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Other Maintenance and Operating Expenses
Printing and Publication Expenses	240
Representation Expenses	620
Transportation and Delivery Expenses	160
Membership Dues and Contributions to Organizations	600
Other Maintenance and Operating Expenses	140

Total Maintenance and Other Operating Expenses	152,167

Total Current Operating Expenditures	419,324

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	2,350,000
Buildings and Other Structures	65,000
Transportation Equipment Outlay	7,915

Total Capital Outlays	2,422,915

TOTAL NEW APPROPRIATIONS	2,842,239

H.6. WESTERN PHILIPPINES UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	507,848,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	91,186,000	₱	7,158,000	₱	9,100,000	₱	107,444,000
Support to Operations		5,326,000		498,000				5,824,000
Operations		171,489,000		41,039,000		15,000,000		227,528,000

HIGHER EDUCATION PROGRAM		156,039,000		39,290,000		15,000,000		210,329,000
ADVANCED EDUCATION PROGRAM		308,000		162,000				470,000
RESEARCH PROGRAM		1,477,000		1,026,000				2,503,000
TECHNICAL ADVISORY EXTENSION PROGRAM		13,665,000		561,000				14,226,000

Total, Regular Programs		268,001,000		48,695,000		24,100,000		340,796,000

B. PROJECT(S)
Locally-Funded Project(s)				152,052,000		15,000,000		167,052,000

Total, Project(s)				152,052,000		15,000,000		167,052,000

TOTAL NEW APPROPRIATIONS	₱	268,001,000	₱	200,747,000	₱	39,100,000	₱	507,848,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	561
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	39,916,000	₱	7,158,000	₱	9,100,000	₱	56,174,000
Administration of Personnel Benefits		51,270,000						51,270,000

Sub-total, General Administration and Support		91,186,000		7,158,000		9,100,000		107,444,000

Support to Operations
Auxiliary Services		5,326,000		498,000				5,824,000

Sub-total, Support to Operations		5,326,000		498,000				5,824,000

Operations
HIGHER EDUCATION PROGRAM		156,039,000		39,290,000		15,000,000		210,329,000

Provision of Higher Education Services		156,039,000		39,290,000		15,000,000		210,329,000
ADVANCED EDUCATION PROGRAM		308,000		162,000				470,000

Provision of Advanced Education Services		308,000		162,000				470,000
RESEARCH PROGRAM		1,477,000		1,026,000				2,503,000

Conduct of Research Services		1,477,000		1,026,000				2,503,000
TECHNICAL ADVISORY EXTENSION PROGRAM		13,665,000		561,000				14,226,000

Provision of Extension Services		13,665,000		561,000				14,226,000

Sub-total, Operations		171,489,000		41,039,000		15,000,000		227,528,000

Total, Regular Programs		268,001,000		48,695,000		24,100,000		340,796,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				149,052,000				149,052,000
Completion of the Rehabilitation of College of Fisheries and Aquatic Sciences Instruction Building, Puerto Princesa City Campus						15,000,000		15,000,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000

562	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				152,052,000		15,000,000		167,052,000

Total, Project(s)				152,052,000		15,000,000		167,052,000

TOTAL NEW APPROPRIATIONS	₱	268,001,000	₱	200,747,000	₱	39,100,000	₱	507,848,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	163,861

Total Permanent Positions	163,861

Other Compensation Common to All
Personnel Economic Relief Allowance	8,304
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	2,076
Honoraria	1,010
Mid-Year Bonus - Civilian	13,655
Year End Bonus	13,655
Cash Gift	1,730
Productivity Enhancement Incentive	1,730
Step Increment	409

Total Other Compensation Common to All	42,929

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	731
Lump-sum for filling of Positions - Civilian	50,254
Anniversary Bonus - Civilian	1,038

Total Other Compensation for Specific Groups	52,023

Other Benefits
PAG-IBIG Contributions	416
PhilHealth Contributions	3,521
Employees Compensation Insurance Premiums	416
Loyalty Award - Civilian	310
Terminal Leave	1,016

Total Other Benefits	5,679

DECEMBER 25, 2023	OFFICIAL GAZETTE	563
STATE UNIVERSITIES AND COLLEGES

Non-Permanent Positions	3,509

Total Personnel Services	268,001

Maintenance and Other Operating Expenses
Travelling Expenses	4,514
Training and Scholarship Expenses	5,119
Supplies and Materials Expenses	9,899
Utility Expenses	15,784
Communication Expenses	3,851
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	240
General Services	4,950
Repairs and Maintenance	2,215
Financial Assistance/Subsidy	150,052
Taxes, Insurance Premiums and Other Fees	1,760
Labor and Wages	45
Other Maintenance and Operating Expenses
Membership Dues and Contributions to Organizations	200

Total Maintenance and Other Operating Expenses	200,747

Total Current Operating Expenditures	468,748

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	15,000
Machinery and Equipment Outlay	15,000
Transportation Equipment Outlay	9,100

Total Capital Outlays	39,100

TOTAL NEW APPROPRIATIONS	507,848

564	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

I. REGION V - BICOL

I.1. BICOL STATE COLLEGE OF APPLIED SCIENCES AND TECHNOLOGY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	244,154,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	41,062,000	₱	19,253,000	₱		₱	60,315,000
Operations		83,984,000		9,736,000		10,000,000		103,720,000

HIGHER EDUCATION PROGAM		79,748,000		8,269,000		10,000,000		98,017,000
ADVANCED EDUCATION PROGRAM		1,852,000						1,852,000
RESEARCH PROGRAM		1,319,000		1,339,000				2,658,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,065,000		128,000				1,193,000

Total, Regular Programs		125,046,000		28,989,000		10,000,000		164,035,000

B. PROJECT(S)
Locally-Funded Project(s)				65,119,000		15,000,000		80,119,000

Total, Project(s)				65,119,000		15,000,000		80,119,000

TOTAL NEW APPROPRIATIONS	₱	125,046,000	₱	94,108,000	₱	25,000,000	₱	244,154,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	23,195,000	₱	19,253,000	₱		₱	42,448,000
Administration of Personnel Benefits		17,867,000						17,867,000

Sub-total, General Administration and Support		41,062,000		19,253,000				60,315,000

Operations
HIGHER EDUCATION PROGRAM		79,748,000		8,269,000		10,000,000		98,017,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	565
STATE UNIVERSITIES AND COLLEGES

Provision of Higher Education Services		79,748,000		8,269,000		10,000,000		98,017,000
ADVANCED EDUCATION PROGRAM		1,852,000						1,852,000

Provision of Advanced Education Services		1,852,000						1,852,000
RESEARCH PROGRAM		1,319,000		1,339,000				2,658,000

Conduct of Research Services		1,319,000		1,339,000				2,658,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,065,000		128,000				1,193,000

Provision of Extension Services		1,065,000		128,000				1,193,000

Sub-total, Operations		83,984,000		9,736,000		10,000,000		103,720,000

Total, Regular Programs		125,046,000		28,989,000		10,000,000		164,035,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				62,119,000				62,119,000
Construction of Five-Storey Academic
Building 2, Phase 2						15,000,000		15,000,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				65,119,000		15,000,000		80,119,000

Total, Project(s)				65,119,000		15,000,000		80,119,000

TOTAL NEW APPROPRIATIONS	₱	125,046,000	₱	94,108,000	₱	25,000,000	₱	244,154,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	82,920

Total Permanent Positions	82,920

Other Compensation Common to All
Personnel Economic Relief Allowance	3,864
Representation Allowance	108

566	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Transportation Allowance	108
Clothing and Uniform Allowance	966
Honoraria	442
Mid-Year Bonus - Civilian	6,910
Year End Bonus	6,910
Cash Gift	805
Productivity Enhancement Incentive	805
Step Increment	208

Total Other Compensation Common to All	21,126

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	464
Lump-sum for filling of Positions - Civilian	17,656

Total Other Compensation for Specific Groups	18,120

Other Benefits
PAG-IBIG Contributions	192
PhilHealth Contributions	1,788
Employees Compensation Insurance Premiums	192
Loyalty Award - Civilian	65
Terminal Leave	211

Total Other Benefits	2,448

Non-Permanent Positions	432

Total Personnel Services	125,046

Maintenance and Other Operating Expenses
Travelling Expenses	2,800
Training and Scholarship Expenses	1,691
Supplies and Materials Expenses	6,512
Utility Expenses	4,260
Communication Expenses	1,451
Awards/Rewards and Prizes	1,000
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	200
Professional Services	1,006
General Services	4,687
Repairs and Maintenance	2,548
Financial Assistance/Subsidy	63,119
Taxes, Insurance Premiums and Other Fees	750
Labor and Wages	650
Other Maintenance and Operating Expenses
Advertising Expenses	100
Printing and Publication Expenses	150
Representation Expenses	864
Transportation and Delivery Expenses	50
Rent/Lease Expenses	50
Membership Dues and Contributions to Organizations	100

DECEMBER 25, 2023	OFFICIAL GAZETTE	567
STATE UNIVERSITIES AND COLLEGES

Subscription Expenses	120

Total Maintenance and Other Operating Expenses	94,108

Total Current Operating Expenditures	219,154

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	15,000
Machinery and Equipment Outlay	10,000

Total Capital Outlays	25,000

TOTAL NEW APPROPRIATIONS	244,154

I.2. BICOL UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	4,265,683,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	256,925,000	₱	57,960,000	₱		₱	314,885,000
Support to Operations		14,779,000		16,819,000				31,598,000
Operations		645,232,000		93,916,000		20,000,000		759,148,000

HIGHER EDUCATION PROGRAM		598,242,000		67,055,000		20,000,000		685,297,000
ADVANCED EDUCATION PROGRAM		36,473,000		4,121,000				40,594,000
RESEARCH PROGRAM		6,163,000		20,654,000				26,817,000
TECHNICAL ADVISORY EXTENSION PROGRAM		4,354,000		2,086,000				6,440,000

Total, Regular Programs		916,936,000		168,695,000		20,000,000		1,105,631,000

B. PROJECT(S)
Locally-Funded Project(s)				249,052,000		2,911,000,000		3,160,052,000

Total, Project(s)				249,052,000		2,911,000,000		3,160,052,000

TOTAL NEW APPROPRIATIONS	₱	916,936,000	₱	417,747,000	₱	2,931,000,000	₱	4,265,683,000

568	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	60,796,000	₱	57,960,000	₱		₱	118,756,000
Administration of Personnel Benefits		196,129,000						196,129,000

Sub-total, General Administration and Support		256,925,000		57,960,000				314,885,000

Support to Operations
Auxiliary Services		14,779,000		16,819,000				31,598,000

Sub-total, Support to Operations		14,779,000		16,819,000				31,598,000

Operations
HIGHER EDUCATION PROGRAM		598,242,000		67,055,000		20,000,000		685,297,000

Provision of Higher Education Services		598,242,000		67,055,000		20,000,000		685,297,000
ADVANCED EDUCATION PROGRAM		36,473,000		4,121,000				40,594,000

Provision of Advanced Education Services		36,473,000		4,121,000				40,594,000
RESEARCH PROGRAM		6,163,000		20,654,000				26,817,000

Conduct of Research Services		6,163,000		20,654,000				26,817,000
TECHNICAL ADVISORY EXTENSION PROGRAM		4,354,000		2,086,000				6,440,000

Provision of Extension Services		4,354,000		2,086,000				6,440,000

Sub-total, Operations		645,232,000		93,916,000		20,000,000		759,148,000

Total, Regular Programs		916,936,000		168,695,000		20,000,000		1,105,631,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				238,052,000				238,052,000
Rehabilitation of Garments Fashion and Design Building						20,000,000		20,000,000
Increase in Carrying Capacity of the College of Medicine				7,000,000				7,000,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	569
STATE UNIVERSITIES AND COLLEGES

Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				1,000,000				1,000,000
Financial Assistance to Athletes and Athletic Program				1,000,000				1,000,000
ICT Modernization for Intelligent Campus Development Program						1,500,000,000		1,500,000,000
Smart Campus Advanced Cyber Security Platform						850,000,000		850,000,000
Construction of 3-Storey Library Building,
College of Engineering, Legazpi City						156,000,000		156,000,000
Laboratories Modernization at Bicol University East Campus						220,000,000		220,000,000
Construction of 10-Storey Accountancy Building, Phase 1, Bicol University, Daraga, Albay						165,000,000		165,000,000

Sub-total, Locally-Funded Project(s)				249,052,000		2,911,000,000		3,160,052,000

Total, Project(s)				249,052,000		2,911,000,000		3,160,052,000

TOTAL NEW APPROPRIATIONS	₱	916,936,000	₱	417,747,000	₱	2,931,000,000	₱	4,265,683,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	510,607

Total Permanent Positions	510,607

Other Compensation Common to All
Personnel Economic Relief Allowance	22,992
Representation Allowance	312
Transportation Allowance	312
Clothing and Uniform Allowance	5,748
Honoraria	63,000
Mid-Year Bonus - Civilian	42,551
Year End Bonus	42,551
Cash Gift	4,790
Productivity Enhancement Incentive	4,790
Step Increment	1,276

Total Other Compensation Common to All	188,322

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,359

570	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Lump-sum for filling of Positions - Civilian	184,808
Anniversary Bonus - Civilian	2,895

Total Other Compensation for Specific Groups	189,062

Other Benefits
PAG-IBIG Contributions	1,150
PhilHealth Contributions	10,660
Employees Compensation Insurance Premiums	1,150
Loyalty Award - Civilian	675
Terminal Leave	11,321

Total Other Benefits	24,956

Non-Permanent Positions	3,989

Total Personnel Services	916,936

Maintenance and Other Operating Expenses
Travelling Expenses	6,900
Training and Scholarship Expenses	7,455
Supplies and Materials Expenses	30,167
Utility Expenses	37,831
Communication Expenses	7,299
Awards/Rewards and Prizes	1,000
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	2,101
General Services	45,792
Repairs and Maintenance	4,815
Financial Assistance/Subsidy	240,052
Taxes, Insurance Premiums and Other Fees	3,111
Labor and Wages	1,640
Other Maintenance and Operating Expenses
Advertising Expenses	10
Printing and Publication Expenses	920
Representation Expenses	1,914
Transportation and Delivery Expenses	1,914
Membership Dues and Contributions to Organizations	800
Other Maintenance and Operating Expenses	21,846

Total Maintenance and Other Operating Expenses	417,747

Total Current Operating Expenditures	1,334,683

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	2,350,000
Buildings and Other Structures	561,000
Machinery and Equipment Outlay	20,000

Total Capital Outlays	2,931,000

TOTAL NEW APPROPRIATIONS	4,265,683

DECEMBER 25, 2023	OFFICIAL GAZETTE	571
STATE UNIVERSITIES AND COLLEGES

I.3. CAMARINES NORTE STATE COLLEGE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	489,570,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	105,755,000	₱	40,667,000	₱		₱	146,422,000
Support to Operations				597,000				597,000
Operations		155,907,000		25,872,000		15,000,000		196,779,000

HIGHER EDUCATION PROGRAM		154,547,000		23,517,000		15,000,000		193,064,000
ADVANCED EDUCATION PROGRAM		1,000,000		584,000				1,584,000
RESEARCH PROGRAM		200,000		1,475,000				1,675,000
TECHNICAL ADVISORY EXTENSION PROGRAM		160,000		296,000				456,000

Total, Regular Programs		261,662,000		67,136,000		15,000,000		343,798,000

B. PROJECT(S)
Locally-Funded Project(s)				95,772,000		50,000,000		145,772,000

Total, Project(s)				95,772,000		50,000,000		145,772,000

TOTAL NEW APPROPRIATIONS	₱	261,662,000	₱	162,908,000	₱	65,000,000	₱	489,570,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	53,791,000	₱	40,667,000	₱	₱	94,458,000
Administration of Personnel Benefits		51,964,000					51,964,000

Sub-total, General Administration and Support		105,755,000		40,667,000			146,422,000

572	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Support to Operations
Auxiliary Services				597,000				597,000

Sub-total, Support to Operations				597,000				597,000

Operations
HIGHER EDUCATION PROGRAM		154,547,000		23,517,000		15,000,000		193,064,000

Provision of Higher Education Services		154,547,000		23,517,000		15,000,000		193,064,000
ADVANCED EDUCATION PROGRAM		1,000,000		584,000				1,584,000

Provision of Advanced Education Services		1,000,000		584,000				1,584,000
RESEARCH PROGRAM		200,000		1,475,000				1,675,000

Conduct of Research Services		200,000		1,475,000				1,675,000
TECHNICAL ADVISORY EXTENSION PROGRAM		160,000		296,000				456,000

Provision of Extension Services		160,000		296,000				456,000

Sub-total, Operations		155,907,000		25,872,000		15,000,000		196,779,000

Total, Regular Programs		261,662,000		67,136,000		15,000,000		343,798,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				92,772,000				92,772,000
Completion of Hospitality Management Laboratory and Business Incubation Center, Main Campus, Phase 2						50,000,000		50,000,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				95,772,000		50,000,000		145,772,000

Total, Project(s)				95,772,000		50,000,000		145,772,000

TOTAL NEW APPROPRIATIONS	₱	261,662,000	₱	162,908,000	₱	65,000,000	₱	489,570,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel

DECEMBER 25, 2023	OFFICIAL GAZETTE	573
STATE UNIVERSITIES AND COLLEGES

Permanent Positions
Basic Salary	148,331

Total Permanent Positions	148,331

Other Compensation Common to All
Personnel Economic Relief Allowance	8,472
Representation Allowance	60
Transportation Allowance	60
Clothing and Uniform Allowance	2,118
Honoraria	1,660
Mid-Year Bonus - Civilian	12,361
Year End Bonus	12,361
Cash Gift	1,765
Productivity Enhancement Incentive	1,765
Step Increment	371

Total Other Compensation Common to All	40,993

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	670
Lump-sum for filling of Positions - Civilian	51,364

Total Other Compensation for Specific Groups	52,034

Other Benefits
PAG-IBIG Contributions	424
PhilHealth Contributions	3,321
Employees Compensation Insurance Premiums	424
Loyalty Award - Civilian	210
Terminal Leave	600

Total Other Benefits	4,979

Non-Permanent Positions	15,325

Total Personnel Services	261,662

Maintenance and Other Operating Expenses
Travelling Expenses	3,848
Training and Scholarship Expenses	3,381
Supplies and Materials Expenses	26,896
Utility Expenses	9,826
Communication Expenses	2,376
Awards/Rewards and Prizes	1,000
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	2,350
General Services	11,290
Financial Assistance/Subsidy	93,772
Taxes, Insurance Premiums and Other Fees	3,789

574	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Other Maintenance and Operating Expenses
Printing and Publication Expenses	619
Transportation and Delivery Expenses	710
Rent/Lease Expenses	185
Membership Dues and Contributions to Organizations	513
Subscription Expenses	243

Total Maintenance and Other Operating Expenses	162,908

Total Current Operating Expenditures	424,570

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	50,000
Machinery and Equipment Outlay	15,000

Total Capital Outlays	65,000

TOTAL NEW APPROPRIATIONS	489,570

I.4. CAMARINES SUR POLYTECHNIC COLLEGES

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	481,142,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support		38,078,000	₱	37,128,000	₱		₱	75,206,000
Operations		149,762,000		69,538,000		15,000,000		234,300,000

HIGHER EDUCATION PROGRAM		140,212,000		63,535,000		15,000,000		218,747,000
ADVANCED EDUCATION PROGRAM		8,322,000		1,876,000				10,198,000
RESEARCH PROGRAM		460,000		2,688,000				3,148,000
TECHNICAL ADVISORY EXTENSION PROGRAM		768,000		1,439,000				2,207,000

Total, Regular Programs		187,840,000		106,666,000		15,000,000		309,506,000

B. PROJECT(S)
Locally-Funded Project(s)				156,636,000		15,000,000		171,636,000

Total, Project(s)				156,636,000		15,000,000		171,636,000

TOTAL NEW APPROPRIATIONS	₱	187,840,000	₱	263,302,000	₱	30,000,000	₱	481,142,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	575
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	35,272,000	₱	37,128,000	₱		₱	72,400,000
Administration of Personnel Benefits		2,806,000						2,806,000

Sub-total, General Administration and Support		38,078,000		37,128,000				75,206,000

Operations
HIGHER EDUCATION PROGRAM		140,212,000		63,535,000		15,000,000		218,747,000

Provision of Higher Education Services		140,212,000		63,535,000		15,000,000		218,747,000
ADVANCED EDUCATION PROGRAM		8,322,000		1,876,000				10,198,000

Provision of Advanced Education Services		8,322,000		1,876,000				10,198,000
RESEARCH PROGRAM		460,000		2,688,000				3,148,000

Conduct of Research Services		460,000		2,688,000				3,148,000
TECHNICAL ADVISORY EXTENSION PROGRAM		768,000		1,439,000				2,207,000

Provision of Extension Services		768,000		1,439,000				2,207,000

Sub-total, Operations		149,762,000		69,538,000		15,000,000		234,300,000

Total, Regular Programs		187,840,000		106,666,000		15,000,000		309,506,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				153,636,000				153,636,000
Four-Storey Academic Building, Buhi Campus						15,000,000		15,000,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				156,636,000		15,000,000		171,636,000

Total, Project(s)				156,636,000		15,000,000		171,636,000

TOTAL NEW APPROPRIATIONS	₱	187,840,000	₱	263,302,000	₱	30,000,000	₱	481,142,000

576	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	124,549

Total Permanent Positions	124,549

Other Compensation Common to All
Personnel Economic Relief Allowance	6,432
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	1,608
Honoraria	8,053
Mid-Year Bonus - Civilian	10,379
Year End Bonus	10,379
Cash Gift	1,340
Productivity Enhancement Incentive	1,340
Step Increment	311

Total Other Compensation Common to All	40,202

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	145
Lump-sum for filling of Positions - Civilian	2,006

Total Other Compensation for Specific Groups	2,151

Other Benefits
PAG-IBIG Contributions	322
PhilHealth Contributions	2,685
Employees Compensation Insurance Premiums	322
Loyalty Award - Civilian	115
Terminal Leave	800

Total Other Benefits	4,244

Non-Permanent Positions	16,694

Total Personnel Services	187,840

Maintenance and Other Operating Expenses
Travelling Expenses	6,544
Training and Scholarship Expenses	4,056
Supplies and Materials Expenses	36,492
Utility Expenses	11,486

DECEMBER 25, 2023	OFFICIAL GAZETTE	577
STATE UNIVERSITIES AND COLLEGES

Communication Expenses	4,323
Awards/Rewards and Prizes	700
Survey, Research, Exploration and Development Expenses	3,373
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	130
Professional Services	5,876
General Services	15,751
Repairs and Maintenance	5,156
Financial Assistance/Subsidy	154,636
Taxes, Insurance Premiums and Other Fees	4,150
Labor and Wages	684
Other Maintenance and Operating Expenses
Advertising Expenses	70
Printing and Publication Expenses	120
Representation Expenses	730
Transportation and Delivery Expenses	569
Rent/Lease Expenses	310
Membership Dues and Contributions to Organizations	120
Subscription Expenses	3,604
Other Maintenance and Operating Expenses	4,422

Total Maintenance and Other Operating Expenses	263,302

Total Current Operating Expenditures	451,142

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	15,000
Machinery and Equipment Outlay	15,000

Total Capital Outlays	30,000

TOTAL NEW APPROPRIATIONS	481,142

I.5. CATANDUANES STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	577,041,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱	144,441,000	₱	66,918,000	₱	₱	211,359,000
Support to Operations		2,426,000		6,504,000			8,930,000
Operations		234,147,000		26,066,000			260,213,000

HIGHER EDUCATION PROGRAM		222,337,000		20,916,000			243,253,000

578	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

ADVANCED EDUCATION PROGRAM		5,824,000		2,643,000				8,467,000
RESEARCH PROGRAM		3,057,000		1,895,000				4,952,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,929,000		612,000				3,541,000

Total, Regular Programs		381,014,000		99,488,000				480,502,000

B. PROJECT(S)
Locally-Funded Project(s)				66,539,000		30,000,000		96,539,000

Total, Project(s)				66,539,000		30,000,000		96,539,000

TOTAL NEW APPROPRIATIONS	₱	381,014,000	₱	166,027,000	₱	30,000,000	₱	577,041,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	71,941,000	₱	66,918,000	₱	₱	138,859,000
Administration of Personnel Benefits		72,500,000					72,500,000

Sub-total, General Administration and Support		144,441,000		66,918,000			211,359,000

Support to Operations
Auxiliary Services		2,426,000		6,504,000			8,930,000

Sub-total, Support to Operations		2,426,000		6,504,000			8,930,000

Operations
HIGHER EDUCATION PROGRAM		222,337,000		20,916,000			243,253,000

Provision of Higher Education Services		222,337,000		20,916,000			243,253,000
ADVANCED EDUCATION PROGRAM		5,824,000		2,643,000			8,467,000

Provision of Advanced Education Services		5,824,000		2,643,000			8,467,000
RESEARCH PROGRAM		3,057,000		1,895,000			4,952,000

Conduct of Research Services		3,057,000		1,895,000			4,952,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,929,000		612,000			3,541,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	579
STATE UNIVERSITIES AND COLLEGES

Provision of Extension Services		2,929,000		612,000				3,541,000

Sub-total, Operations		234,147,000		26,066,000				260,213,000

Total, Regular Programs		381,014,000		99,488,000				480,502,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				63,539,000				63,539,000
Construction of Two-Storey Main Campus Senior High School Building, College of Education Laboratory Schools, Phase 1						30,000,000		30,000,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				66,539,000		30,000,000		96,539,000

Total, Project(s)				66,539,000		30,000,000		96,539,000

TOTAL NEW APPROPRIATIONS	₱	381,014,000	₱	166,027,000	₱	30,000,000	₱	577,041,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	227,074

Total Permanent Positions	227,074

Other Compensation Common to All
Personnel Economic Relief Allowance	13,344
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	3,336
Honoraria	12,240
Mid-Year Bonus - Civilian	18,923
Year End Bonus	18,923
Cash Gift	2,780
Productivity Enhancement Incentive	2,780
Step Increment	568

Total Other Compensation Common to All	73,374

580	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	955
Lump-sum for filling of Positions - Civilian	71,116

Total Other Compensation for Specific Groups	72,071

Other Benefits
PAG-IBIG Contributions	666
PhilHealth Contributions	5,020
Employees Compensation Insurance Premiums	666
Loyalty Award - Civilian	320
Terminal Leave	1,384

Total Other Benefits	8,056

Non-Permanent Positions	439

Total Personnel Services	381,014

Maintenance and Other Operating Expenses
Travelling Expenses	6,160
Training and Scholarship Expenses	5,130
Supplies and Materials Expenses	17,790
Utility Expenses	23,000
Communication Expenses	1,600
Awards/Rewards and Prizes	1,000
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	13,700
General Services	12,600
Repairs and Maintenance	4,330
Financial Assistance/Subsidy	64,539
Taxes, Insurance Premiums and Other Fees	4,500
Labor and Wages	1,500
Other Maintenance and Operating Expenses
Printing and Publication Expenses	1,010
Transportation and Delivery Expenses	45
Membership Dues and Contributions to Organizations	625
Subscription Expenses	1,850
Other Maintenance and Operating Expenses	4,498

Total Maintenance and Other Operating Expenses	166,027

Total Current Operating Expenditures	547,041

Capital Outlays
Property, Plant and Equipment Outlay Buildings and Other Structures	30,000

Total Capital Outlays	30,000

TOTAL NEW APPROPRIATIONS	577,041

DECEMBER 25, 2023	OFFICIAL GAZETTE	581
STATE UNIVERSITIES AND COLLEGES

I.6. CENTRAL BICOL STATE UNIVERSITY OF AGRICULTURE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	2,438,502,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	144,990,000	₱	45,314,000	₱		₱	190,304,000
Support to Operations		6,686,000		5,326,000				12,012,000
Operations		274,986,000		70,833,000		20,000,000		365,819,000

HIGHER EDUCATION PROGRAM		257,217,000		62,253,000		20,000,000		339,470,000
ADVANCED EDUCATION PROGRAM		8,882,000		1,203,000				10,085,000
RESEARCH PROGRAM		5,331,000		6,055,000				11,386,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,556,000		1,322,000				4,878,000

Total, Regular Programs		426,662,000		121,473,000		20,000,000		568,135,000

B. PROJECT(S)
Locally-Funded Project(s)				370,367,000		1,500,000,000		1,870,367,000

Total, Project(s)				370,367,000		1,500,000,000		1,870,367,000

TOTAL NEW APPROPRIATIONS	₱	426,662,000	₱	491,840,000	₱	1,520,000,000	₱	2,438,502,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	45,373,000	₱	45,314,000	₱	₱	90,687,000
Administration of Personnel Benefits		99,617,000					99,617,000

Sub-total, General Administration and Support		144,990,000		45,314,000			190,304,000

Support to Operations
Auxiliary Services		6,686,000		5,326,000			12,012,000

582	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Sub-total, Support to Operations		6,686,000		5,326,000				12,012,000

Operations
HIGHER EDUCATION PROGRAM		257,217,000		62,253,000		20,000,000		339,470,000

Provision of Higher Education Services		257,217,000		62,253,000		20,000,000		339,470,000
ADVANCED EDUCATION PROGRAM		8,882,000		1,203,000				10,085,000

Provision of Advanced Education Services		8,882,000		1,203,000				10,085,000
RESEARCH PROGRAM		5,331,000		6,055,000				11,386,000

Conduct of Research Services		5,331,000		6,055,000				11,386,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,556,000		1,322,000				4,878,000

Provision of Extension Services		3,556,000		1,322,000				4,878,000

Sub-total, Operations		274,986,000		70,833,000		20,000,000		365,819,000

Total, Regular Programs		426,662,000		121,473,000		20,000,000		568,135,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				365,117,000				365,117,000
Construction of Technology and Engineering Building (former Boy’s Trade Building), Sipocot Campus, Phase I						20,000,000		20,000,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				3,250,000				3,250,000
Legacy Transformation for Enhanced eCampus System						1,480,000,000		1,480,000,000

Sub-total, Locally-Funded Project(s)				370,367,000		1,500,000,000		1,870,367,000

Total, Project(s)				370,367,000		1,500,000,000		1,870,367,000

TOTAL NEW APPROPRIATIONS	₱	426,662,000	₱	491,840,000	₱	1,520,000,000	₱	2,438,502,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel

DECEMBER 25, 2023	OFFICIAL GAZETTE	583
STATE UNIVERSITIES AND COLLEGES

Permanent Positions
Basic Salary	234,560

Total Permanent Positions	234,560

Other Compensation Common to All
Personnel Economic Relief Allowance	10,992
Representation Allowance	192
Transportation Allowance	192
Clothing and Uniform Allowance	2,748
Honoraria	7,849
Mid-Year Bonus - Civilian	19,546
Year End Bonus	19,546
Cash Gift	2,290
Productivity Enhancement Incentive	2,290
Step Increment	587

Total Other Compensation Common to All	66,232

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	806
Lump-sum for filling of Positions - Civilian	93,187

Total Other Compensation for Specific Groups	93,993

Other Benefits
PAG-IBIG Contributions	549
PhilHealth Contributions	4,955
Employees Compensation Insurance Premiums	549
Loyalty Award - Civilian	320
Terminal Leave	6,430

Total Other Benefits	12,803

Non-Permanent Positions	19,074

Total Personnel Services	426,662

Maintenance and Other Operating Expenses
Travelling Expenses	5,028
Training and Scholarship Expenses	4,055
Supplies and Materials Expenses	11,772
Utility Expenses	37,650
Communication Expenses	1,030
Awards/Rewards and Prizes	1,060
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
Professional Services	6,250
General Services	27,900
Repairs and Maintenance	7,300

584	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Financial Assistance/Subsidy	368,367
Taxes, Insurance Premiums and Other Fees	9,550
Other Maintenance and Operating Expenses
Advertising Expenses	50
Printing and Publication Expenses	410
Representation Expenses	2,246
Rent/Lease Expenses	340
Membership Dues and Contributions to Organizations	170
Subscription Expenses	1,000
Other Maintenance and Operating Expenses	5,530

Total Maintenance and Other Operating Expenses	491,840

Total Current Operating Expenditures	918,502

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	1,480,000
Buildings and Other Structures	20,000
Machinery and Equipment Outlay	2,600
Transportation Equipment Outlay	17,400

Total Capital Outlays	1,520,000

TOTAL NEW APPROPRIATIONS	2,438,502

I.7. DR. EMILIO B. ESPINOSA, SR. MEMORIAL STATE COLLEGE OF AGRICULTURE AND TECHNOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	292,600,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	33,923,000	₱	16,321,000	₱		₱	50,244,000
Support to Operations				5,420,000				5,420,000
Operations		90,044,000		23,660,000		15,000,000		128,704,000

HIGHER EDUCATION PROGRAM		74,220,000		19,405,000		15,000,000		108,625,000
ADVANCED EDUCATION PROGRAM		15,824,000		1,724,000				17,548,000
RESEARCH PROGRAM				1,785,000				1,785,000
TECHNICAL ADVISORY EXTENSION PROGRAM				746,000				746,000

Total, Regular Programs		123,967,000		45,401,000		15,000,000		184,368,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	585
STATE UNIVERSITIES AND COLLEGES

B. PROJECT(S)
Locally-Funded Project(s)				68,232,000		40,000,000		108,232,000

Total, Project(s)				68,232,000		40,000,000		108,232,000

TOTAL NEW APPROPRIATIONS	₱	123,967,000	₱	113,633,000	₱	55,000,000	₱	292,600,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	22,462,000	₱	16,321,000	₱		₱	38,783,000
Administration of Personnel Benefits		11,461,000						11,461,000

Sub-total, General Administration and Support		33,923,000		16,321,000				50,244,000

Support to Operations
Auxiliary Services				5,420,000				5,420,000

Sub-total, Support to Operations				5,420,000				5,420,000

Operations
HIGHER EDUCATION PROGRAM		74,220,000		19,405,000		15,000,000		108,625,000

Provision of Higher Education Services		74,220,000		19,405,000		15,000,000		108,625,000
ADVANCED EDUCATION PROGRAM		15,824,000		1,724,000				17,548,000

Provision of Advanced Education Services		15,824,000		1,724,000				17,548,000
RESEARCH PROGRAM				1,785,000				1,785,000

Conduct of Research Services				1,785,000				1,785,000
TECHNICAL ADVISORY EXTENSION PROGRAM				746,000				746,000

Provision of Extension Services				746,000				746,000

Sub-total, Operations		90,044,000		23,660,000		15,000,000		128,704,000

Total, Regular Programs		123,967,000		45,401,000		15,000,000		184,368,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				65,232,000				65,232,000

586	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Construction of an Infirmary						15,000,000		15,000,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Construction of Two-Storey Smart
Classroom Building (4 Classrooms)						25,000,000		25,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				68,232,000		40,000,000		108,232,000

Total, Project(s)				68,232,000		40,000,000		108,232,000

TOTAL NEW APPROPRIATIONS	₱	123,967,000	₱	113,633,000	₱	55,000,000	₱	292,600,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	82,749

Total Permanent Positions	82,749

Other Compensation Common to All
Personnel Economic Relief Allowance	3,792
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	948
Honoraria	400
Mid-Year Bonus - Civilian	6,896
Year End Bonus	6,896
Cash Gift	790
Productivity Enhancement Incentive	790
Step Increment	207

Total Other Compensation Common to All	21,079

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	418
Lump-sum for filling of Positions - Civilian	11,461

Total Other Compensation for Specific Groups	11,879

Other Benefits
PAG-IBIG Contributions	190

DECEMBER 25, 2023	OFFICIAL GAZETTE	587
STATE UNIVERSITIES AND COLLEGES

PhilHealth Contributions	1,796
Employees Compensation Insurance Premiums	190
Loyalty Award - Civilian	85

Total Other Benefits	2,261

Non-Permanent Positions	5,999

Total Personnel Services	123,967

Maintenance and Other Operating Expenses
Travelling Expenses	4,598
Training and Scholarship Expenses	2,103
Supplies and Materials Expenses	7,764
Utility Expenses	10,990
Communication Expenses	2,874
Awards/Rewards and Prizes	1,000
Survey, Research, Exploration and Development Expenses	4,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	2,745
General Services	8,246
Repairs and Maintenance	849
Financial Assistance/Subsidy	66,232
Taxes, Insurance Premiums and Other Fees	845
Other Maintenance and Operating Expenses
Advertising Expenses	74
Printing and Publication Expenses	298
Representation Expenses	405
Transportation and Delivery Expenses	133
Rent/Lease Expenses	179
Membership Dues and Contributions to Organizations	150
Subscription Expenses	30

Total Maintenance and Other Operating Expenses	113,633

Total Current Operating Expenditures	237,600

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	40,000
Machinery and Equipment Outlay	13,000
Transportation Equipment Outlay	2,000

Total Capital Outlays	55,000

TOTAL NEW APPROPRIATIONS	292,600

I.8. PARTIDO STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	457,743,000

588	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	101,027,000	₱	39,260,000	₱		₱	140,287,000
Support to Operations		14,380,000		867,000				15,247,000
Operations		176,488,000		35,587,000		15,000,000		227,075,000

HIGHER EDUCATION PROGRAM		176,488,000		26,284,000		15,000,000		217,772,000
ADVANCED EDUCATION PROGRAM				1,581,000				1,581,000
RESEARCH PROGRAM				7,063,000				7,063,000
TECHNICAL ADVISORY EXTENSION PROGRAM				659,000				659,000

Total, Regular Programs		291,895,000		75,714,000		15,000,000		382,609,000

B. PROJECT(S)
Locally-Funded Project(s)				60,134,000		15,000,000		75,134,000

Total, Project(s)				60,134,000		15,000,000		75,134,000

TOTAL NEW APPROPRIATIONS	₱	291,895,000	₱	135,848,000	₱	30,000,000	₱	457,743,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	45,155,000	₱	39,260,000	₱	₱	84,415,000
Administration of Personnel Benefits		55,872,000					55,872,000

Sub-total, General Administration and Support		101,027,000		39,260,000			140,287,000

Support to Operations
Auxiliary Services		14,380,000		867,000			15,247,000

Sub-total, Support to Operations		14,380,000		867,000			15,247,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	589
STATE UNIVERSITIES AND COLLEGES

Operations
HIGHER EDUCATION PROGRAM		176,488,000		26,284,000		15,000,000		217,772,000

Provision of Higher Education Services		176,488,000		26,284,000		15,000,000		217,772,000
ADVANCED EDUCATION PROGRAM				1,581,000				1,581,000

Provision of Advanced Education Services				1,581,000				1,581,000
RESEARCH PROGRAM				7,063,000				7,063,000

Conduct of Research Services				7,063,000				7,063,000
TECHNICAL ADVISORY EXTENSION PROGRAM				659,000				659,000

Provision of Extension Services				659,000				659,000

Sub-total, Operations		176,488,000		35,587,000		15,000,000		227,075,000

Total, Regular Programs		291,895,000		75,714,000		15,000,000		382,609,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				57,134,000				57,134,000
Completion of Administration Building, Tinambac Campus						3,970,000		3,970,000
Completion of Fisheries Laboratory Building, Sagñay Campus						6,284,000		6,284,000
Completion and Finishing Works for Entrepreneurship Building, Goa Campus						4,746,000		4,746,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				60,134,000		15,000,000		75,134,000

Total, Project(s)				60,134,000		15,000,000		75,134,000

TOTAL NEW APPROPRIATIONS	₱	291,895,000	₱	135,848,000	₱	30,000,000	₱	457,743,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel

590	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Permanent Positions
Basic Salary	170,063

Total Permanent Positions	170,063

Other Compensation Common to All
Personnel Economic Relief Allowance	8,064
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	2,016
Honoraria	5,611
Mid-Year Bonus - Civilian	14,172
Year End Bonus	14,172
Cash Gift	1,680
Productivity Enhancement Incentive	1,680
Step Increment	425

Total Other Compensation Common to All	48,300

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	861
Lump-sum for filling of Positions - Civilian	55,691

Total Other Compensation for Specific Groups	56,552

Other Benefits
PAG-IBIG Contributions	403
PhilHealth Contributions	3,656
Employees Compensation Insurance Premiums	403
Loyalty Award - Civilian	325
Terminal Leave	181

Total Other Benefits	4,968

Non-Permanent Positions	12,012

Total Personnel Services	291,895

Maintenance and Other Operating Expenses
Travelling Expenses	2,886
Training and Scholarship Expenses	3,180
Supplies and Materials Expenses	15,960
Utility Expenses	11,164
Communication Expenses	8,105
Awards/Rewards and Prizes	800
Survey, Research, Exploration and Development Expenses	7,300
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	310
General Services	20,403

DECEMBER 25, 2023	OFFICIAL GAZETTE	591
STATE UNIVERSITIES AND COLLEGES

Repairs and Maintenance	2,302
Financial Assistance/Subsidy	58,134
Taxes, Insurance Premiums and Other Fees	1,732
Other Maintenance and Operating Expenses
Advertising Expenses	94
Printing and Publication Expenses	42
Representation Expenses	1,390
Rent/Lease Expenses	28
Membership Dues and Contributions to Organizations	225
Subscription Expenses	952
Other Maintenance and Operating Expenses	691

Total Maintenance and Other Operating Expenses	135,848

Total Current Operating Expenditures	427,743

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	15,000
Machinery and Equipment Outlay	3,660
Transportation Equipment Outlay	10,000
Other Property Plant and Equipment Outlay	1,340

Total Capital Outlays	30,000

TOTAL NEW APPROPRIATIONS	457,743

I.9. SORSOGON STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	496,057,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱	73,803,000	₱	37,567,000	₱	₱	111,370,000
Support to Operations		296,000		326,000			622,000
Operations		199,613,000		35,433,000			235,046,000

HIGHER EDUCATION PROGRAM		179,991,000		31,957,000			211,948,000
ADVANCED EDUCATION PROGRAM		19,311,000		434,000			19,745,000
RESEARCH PROGRAM		311,000		2,603,000			2,914,000
TECHNICAL ADVISORY EXTENSION PROGRAM				439,000			439,000

Total, Regular Programs		273,712,000		73,326,000			347,038,000

592	OFFICIAL GAZETTE	VOL. 119, NO. 52
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B. PROJECT(S)
Locally-Funded Project(s)				119,019,000		30,000,000		149,019,000

Total, Project(s)				119,019,000		30,000,000		149,019,000

TOTAL NEW APPROPRIATIONS	₱	273,712,000	₱	192,345,000	₱	30,000,000	₱	496,057,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	39,521,000	₱	37,567,000	₱	₱	77,088,000
Administration of Personnel Benefits		34,282,000					34,282,000

Sub-total, General Administration and Support		73,803,000		37,567,000			111,370,000

Support to Operations
Auxiliary Services		296,000		326,000			622,000

Sub-total, Support to Operations		296,000		326,000			622,000

Operations
HIGHER EDUCATION PROGRAM		179,991,000		31,957,000			211,948,000

Provision of Higher Education Services		179,991,000		31,957,000			211,948,000
ADVANCED EDUCATION PROGRAM		19,311,000		434,000			19,745,000

Provision of Advanced Education Services		19,311,000		434,000			19,745,000
RESEARCH PROGRAM		311,000		2,603,000			2,914,000

Conduct of Research Services		311,000		2,603,000			2,914,000
TECHNICAL ADVISORY EXTENSION PROGRAM				439,000			439,000

Provision of Extension Services				439,000			439,000

Sub-total, Operations		199,613,000		35,433,000			235,046,000

Total, Regular Programs		273,712,000		73,326,000			347,038,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				116,019,000			116,019,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	593
STATE UNIVERSITIES AND COLLEGES

Integrated Academics and Laboratory
Building, Bulan Campus						30,000,000		30,000,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				119,019,000		30,000,000		149,019,000

Total, Project(s)				119,019,000		30,000,000		149,019,000

TOTAL NEW APPROPRIATIONS	₱	273,712,000	₱	192,345,000	₱	30,000,000	₱	496,057,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	176,337

Total Permanent Positions	176,337

Other Compensation Common to All
Personnel Economic Relief Allowance	8,856
Representation Allowance	120
Transportation Allowance	120
Clothing and Uniform Allowance	2,214
Honoraria	6,950
Mid-Year Bonus - Civilian	14,695
Year End Bonus	14,695
Cash Gift	1,845
Productivity Enhancement Incentive	1,845
Step Increment	442

Total Other Compensation Common to All	51,782

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	823
Lump-sum for filling of Positions - Civilian	34,140

Total Other Compensation for Specific Groups	34,963

Other Benefits
PAG-IBIG Contributions	443
PhilHealth Contributions	3,802

594	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Employees Compensation Insurance Premiums	443
Loyalty Award - Civilian	355
Terminal Leave	142

Total Other Benefits	5,185

Non-Permanent Positions	5,445

Total Personnel Services	273,712

Maintenance and Other Operating Expenses
Travelling Expenses	4,390
Training and Scholarship Expenses	1,427
Supplies and Materials Expenses	15,694
Utility Expenses	11,344
Communication Expenses	1,613
Awards/Rewards and Prizes	1,006
Survey, Research, Exploration and Development Expenses	2,670
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	6,583
General Services	14,726
Repairs and Maintenance	6,260
Financial Assistance/Subsidy	117,019
Taxes, Insurance Premiums and Other Fees	2,215
Labor and Wages	427
Other Maintenance and Operating Expenses
Printing and Publication Expenses	352
Representation Expenses	952
Transportation and Delivery Expenses	5
Rent/Lease Expenses	103
Membership Dues and Contributions to Organizations	487
Subscription Expenses	1,297
Other Maintenance and Operating Expenses	3,625

Total Maintenance and Other Operating Expenses	192,345

Total Current Operating Expenditures	466,057

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	30,000

Total Capital Outlays	30,000

TOTAL NEW APPROPRIATIONS	496,057

DECEMBER 25, 2023	OFFICIAL GAZETTE	595
STATE UNIVERSITIES AND COLLEGES

J. REGION VI - WESTERN VISAYAS

J.1. AKLAN STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s) as indicated hereunder	₱	599,742,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	131,085,000	₱	6,907,000	₱	10,000,000	₱	147,992,000
Support to Operations		6,189,000		6,372,000				12,561,000
Operations		271,642,000		49,366,000		15,000,000		336,008,000

HIGHER EDUCATION PROGRAM		266,383,000		33,009,000		15,000,000		314,392,000
ADVANCED EDUCATION PROGRAM		3,328,000		2,766,000				6,094,000
RESEARCH PROGRAM		996,000		9,816,000				10,812,000
TECHNICAL ADVISORY EXTENSION PROGRAM		935,000		3,775,000				4,710,000

Total, Regular Programs		408,916,000		62,645,000		25,000,000		496,561,000

B. PROJECT(S)
Locally-Funded Project(s)				98,181,000		5,000,000		103,181,000

Total, Project(s)				98,181,000		5,000,000		103,181,000

TOTAL NEW APPROPRIATIONS	₱	408,916,000	₱	160,826,000	₱	30,000,000	₱	599,742,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	27,704,000	₱	6,907,000	₱	10,000,000	₱	44,611,000
Administration of Personnel Benefits		103,381,000						103,381,000

Sub-total, General Administration and Support		131,085,000		6,907,000		10,000,000		147,992,000

596	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Support to Operations
Auxiliary Services		6,189,000		6,372,000				12,561,000

Sub-total, Support to Operations		6,189,000		6,372,000				12,561,000

Operations
HIGHER EDUCATION PROGRAM		266,383,000		33,009,000		15,000,000		314,392,000

Provision of Higher Education Services		266,383,000		33,009,000		15,000,000		314,392,000
ADVANCED EDUCATION PROGRAM		3,328,000		2,766,000				6,094,000

Provision of Advanced Education Services		3,328,000		2,766,000				6,094,000
RESEARCH PROGRAM		996,000		9,816,000				10,812,000

Conduct of Research Services		996,000		9,816,000				10,812,000
TECHNICAL ADVISORY EXTENSION PROGRAM		935,000		3,775,000				4,710,000

Provision of Extension Services		935,000		3,775,000				4,710,000

Sub-total, Operations		271,642,000		49,366,000		15,000,000		336,008,000

Total, Regular Programs		408,916,000		62,645,000		25,000,000		496,561,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				95,181,000				95,181,000
Rehabilitation of Water System, Banga Campus						5,000,000		5,000,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				98,181,000		5,000,000		103,181,000

Total, Project(s)				98,181,000		5,000,000		103,181,000

TOTAL NEW APPROPRIATIONS	₱	408,916,000	₱	160,826,000	₱	30,000,000	₱	599,742,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions

DECEMBER 25, 2023	OFFICIAL GAZETTE	597
STATE UNIVERSITIES AND COLLEGES

Basic Salary	230,327

Total Permanent Positions	230,327

Other Compensation Common to All
Personnel Economic Relief Allowance	10,488
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	2,622
Honoraria	3,115
Mid-Year Bonus - Civilian	19,194
Year End Bonus	19,194
Cash Gift	2,185
Productivity Enhancement Incentive	2,185
Step Increment	576

Total Other Compensation Common to All	60,039

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	976
Night Shift Differential Pay	810
Lump-sum for filling of Positions - Civilian	100,168

Total Other Compensation for Specific Groups	101,954

Other Benefits
PAG-IBIG Contributions	523
PhilHealth Contributions	4,915
Employees Compensation Insurance Premiums	523
Loyalty Award - Civilian	325
Terminal Leave	3,213

Total Other Benefits	9,499

Non-Permanent Positions	7,097

Total Personnel Services	408,916

Maintenance and Other Operating Expenses
Travelling Expenses	3,772
Training and Scholarship Expenses	1,933
Supplies and Materials Expenses	14,420
Utility Expenses	14,650
Communication Expenses	3,362
Survey, Research, Exploration and Development Expenses	7,752
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	121
Professional Services	388
General Services	3,930
Repairs and Maintenance	6,849
Financial Assistance/Subsidy	96,181
Taxes, Insurance Premiums and Other Fees	793
Labor and Wages	5,946
Other Maintenance and Operating Expenses
Advertising Expenses	101
Printing and Publication Expenses	90

598	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Representation Expenses	138
Transportation and Delivery Expenses	237
Membership Dues and Contributions to Organizations	56
Subscription Expenses	107

Total Maintenance and Other Operating Expenses	160,826

Total Current Operating Expenditures	569,742

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	5,000
Machinery and Equipment Outlay	24,124
Furniture, Fixtures and Books Outlay	876

Total Capital Outlays	30,000

TOTAL NEW APPROPRIATIONS	599,742

J.2. CAPIZ STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,028,624,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	215,013,000	₱	12,789,000	₱		₱	227,802,000
Support to Operations		17,672,000		1,600,000				19,272,000
Operations		434,300,000		54,042,000		15,000,000		503,342,000

HIGHER EDUCATION PROGRAM		429,381,000		27,348,000		15,000,000		471,729,000
ADVANCED EDUCATION PROGRAM				2,248,000				2,248,000
RESEARCH PROGRAM		1,613,000		17,433,000				19,046,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,306,000		7,013,000				10,319,000

Total, Regular Programs		666,985,000		68,431,000		15,000,000		750,416,000

B. PROJECT(S)
Locally-Funded Project(s)				263,208,000		15,000,000		278,208,000

Total, Project(s)				263,208,000		15,000,000		278,208,000

TOTAL NEW APPROPRIATIONS	₱	666,985,000	₱	331,639,000	₱	30,000,000	₱	1,028,624,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	599
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	59,321,000	₱	12,789,000	₱		₱	72,110,000
Administration of Personnel Benefits		155,692,000						155,692,000

Sub-total, General Administration and Support		215,013,000		12,789,000				227,802,000

Support to Operations
Auxiliary Services		17,672,000		1,600,000				19,272,000

Sub-total, Support to Operations		17,672,000		1,600,000				19,272,000

Operations
HIGHER EDUCATION PROGRAM		429,381,000		27,348,000		15,000,000		471,729,000

Provision of Higher Education Services		429,381,000		27,348,000		15,000,000		471,729,000
ADVANCED EDUCATION PROGRAM				2,248,000				2,248,000

Provision of Advanced Education Services				2,248,000				2,248,000
RESEARCH PROGRAM		1,613,000		17,433,000				19,046,000

Conduct of Research Services		1,613,000		17,433,000				19,046,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,306,000		7,013,000				10,319,000

Provision of Extension Services		3,306,000		7,013,000				10,319,000

Sub-total, Operations		434,300,000		54,042,000		15,000,000		503,342,000

Total, Regular Programs		666,985,000		68,431,000		15,000,000		750,416,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				260,208,000				260,208,000
Construction of the Crime Laboratory and Forensic
Science Building, Dayao Campus						12,000,000		12,000,000
Concreting of Road Network and Construction of Covered Footwalk, Burias Campus						3,000,000		3,000,000
Capacity Development on Futures
Thinking and Strategic Foresight				2,000,000				2,000,000

600	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				263,208,000		15,000,000		278,208,000

Total, Project(s)				263,208,000		15,000,000		278,208,000

TOTAL NEW APPROPRIATIONS	₱	666,985,000	₱	331,639,000	₱	30,000,000	₱	1,028,624,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	397,027

Total Permanent Positions	397,027

Other Compensation Common to All
Personnel Economic Relief Allowance	16,272
Representation Allowance	300
Transportation Allowance	300
Clothing and Uniform Allowance	4,068
Honoraria	843
Mid-Year Bonus - Civilian	33,086
Year End Bonus	33,086
Cash Gift	3,390
Productivity Enhancement Incentive	3,390
Step Increment	992

Total Other Compensation Common to All	95,727

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,900
Lump-sum for filling of Positions - Civilian	149,817
Anniversary Bonus - Civilian	2,046

Total Other Compensation for Specific Groups	153,763

Other Benefits
PAG-IBIG Contributions	814
PhilHealth Contributions	8,386
Employees Compensation Insurance Premiums	814
Loyalty Award - Civilian	210
Terminal Leave	5,875

Total Other Benefits	16,099

Non-Permanent Positions	4,369

DECEMBER 25, 2023	OFFICIAL GAZETTE	601
STATE UNIVERSITIES AND COLLEGES

Total Personnel Services	666,985

Maintenance and Other Operating Expenses
Travelling Expenses	4,742
Training and Scholarship Expenses	6,510
Supplies and Materials Expenses	9,228
Utility Expenses	16,728
Communication Expenses	1,837
Survey, Research, Exploration and Development Expenses	4,626
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	250
General Services	17,334
Repairs and Maintenance	3,525
Financial Assistance/Subsidy	261,208
Taxes, Insurance Premiums and Other Fees	691
Other Maintenance and Operating Expenses
Advertising Expenses	287
Printing and Publication Expenses	462
Representation Expenses	1,586
Transportation and Delivery Expenses	221
Membership Dues and Contributions to Organizations	1,145
Subscription Expenses	1,109

Total Maintenance and Other Operating Expenses	331,639

Total Current Operating Expenditures	998,624

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	15,000
Machinery and Equipment Outlay	15,000

Total Capital Outlays	30,000

TOTAL NEW APPROPRIATIONS	1,028,624

J.3. CARLOS HILADO MEMORIAL STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	626,337,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	51,493,000	₱	13,708,000	₱	2,650,000	₱	67,851,000
Support to Operations		5,618,000		4,889,000				10,507,000
Operations		280,414,000		56,222,000		20,850,000		357,486,000

602	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

HIGHER EDUCATION PROGRAM		280,414,000		47,663,000		20,850,000		348,927,000
ADVANCED EDUCATION PROGRAM				350,000				350,000
RESEARCH PROGRAM				7,084,000				7,084,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,125,000				1,125,000

Total, Regular Programs		337,525,000		74,819,000		23,500,000		435,844,000

B. PROJECT(S)
Locally-Funded Project(s)				175,493,000		15,000,000		190,493,000

Total, Project(s)				175,493,000		15,000,000		190,493,000

TOTAL NEW APPROPRIATIONS	₱	337,525,000	₱	250,312,000	₱	38,500,000	₱	626,337,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	26,791,000	₱	13,708,000	₱	2,650,000	₱	43,149,000
Administration of Personnel Benefits		24,702,000						24,702,000

Sub-total, General Administration and Support		51,493,000		13,708,000		2,650,000		67,851,000

Support to Operations
Auxiliary Services		5,618,000		4,889,000				10,507,000

Sub-total, Support to Operations		5,618,000		4,889,000				10,507,000

Operations
HIGHER EDUCATION PROGRAM		280,414,000		47,663,000		20,850,000		348,927,000

Provision of Higher Education Services		280,414,000		47,663,000		20,850,000		348,927,000
ADVANCED EDUCATION PROGRAM				350,000				350,000

Provision of Advanced Education Services				350,000				350,000
RESEARCH PROGRAM				7,084,000				7,084,000

Conduct of Research Services				7,084,000				7,084,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,125,000				1,125,000

Provision of Extension Services				1,125,000				1,125,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	603
STATE UNIVERSITIES AND COLLEGES

Sub-total, Operations		280,414,000		56,222,000		20,850,000		357,486,000

Total, Regular Programs		337,525,000		74,819,000		23,500,000		435,844,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				172,493,000				172,493,000
Construction of Training Center Building,
Jesus Fermin Campus						15,000,000		15,000,000
Capacity Development on Futures
Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				175,493,000		15,000,000		190,493,000

Total, Project(s)				175,493,000		15,000,000		190,493,000

TOTAL NEW APPROPRIATIONS	₱	337,525,000	₱	250,312,000	₱	38,500,000	₱	626,337,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	243,805

Total Permanent Positions	243,805

Other Compensation Common to All
Personnel Economic Relief Allowance	11,112
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	2,778
Honoraria	399
Mid-Year Bonus - Civilian	20,317
Year End Bonus	20,317
Cash Gift	2,315
Productivity Enhancement Incentive	2,315
Step Increment	609

Total Other Compensation Common to All	60,642

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	418
Lump-sum for filling of Positions - Civilian	24,255

604	OFFICIAL GAZETTE	VOL. 119, NO. 52
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Total Other Compensation for Specific Groups	24,673

Other Benefits
PAG-IBIG Contributions	556
PhilHealth Contributions	5,391
Employees Compensation Insurance Premiums	556
Loyalty Award - Civilian	385
Terminal Leave	447

Total Other Benefits	7,335

Non-Permanent Positions	1,070

Total Personnel Services	337,525

Maintenance and Other Operating Expenses
Travelling Expenses	5,050
Training and Scholarship Expenses	2,870
Supplies and Materials Expenses	19,151
Utility Expenses	16,240
Communication Expenses	1,245
Awards/Rewards and Prizes	250
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	580
General Services	6,483
Repairs and Maintenance	17,183
Financial Assistance/Subsidy	173,493
Taxes, Insurance Premiums and Other Fees	3,100
Other Maintenance and Operating Expenses
Advertising Expenses	170
Printing and Publication Expenses	250
Representation Expenses	1,327
Transportation and Delivery Expenses	100
Membership Dues and Contributions to Organizations	70
Subscription Expenses	600

Total Maintenance and Other Operating Expenses	250,312

Total Current Operating Expenditures	587,837

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	15,000
Machinery and Equipment Outlay	10,000
Transportation Equipment Outlay	8,500
Furniture, Fixtures and Books Outlay	5,000

Total Capital Outlays	38,500

TOTAL NEW APPROPRIATIONS	626,337

DECEMBER 25, 2023	OFFICIAL GAZETTE	605
STATE UNIVERSITIES AND COLLEGES

J.4. CENTRAL PHILIPPINES STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	518,478,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	18,406,000	₱	11,451,000	₱		₱	29,857,000
Support to Operations		3,695,000		15,675,000				19,370,000
Operations		155,073,000		24,319,000		10,000,000		189,392,000

HIGHER EDUCATION PROGRAM		155,073,000		18,748,000		10,000,000		183,821,000
RESEARCH PROGRAM				3,388,000				3,388,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,183,000				2,183,000

Total, Regular Programs		177,174,000		51,445,000		10,000,000		238,619,000

B. PROJECT(S)
Locally-Funded Project(s)				254,859,000		25,000,000		279,859,000

Total, Project(s)				254,859,000		25,000,000		279,859,000

TOTAL NEW APPROPRIATIONS	₱	177,174,000	₱	306,304,000	₱	35,000,000	₱	518,478,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	15,710,000	₱	11,451,000	₱	₱	27,161,000
Administration of Personnel Benefits		2,696,000					2,696,000

Sub-total, General Administration and Support		18,406,000		11,451,000			29,857,000

Support to Operations
Auxiliary Services		3,695,000		15,675,000			19,370,000

Sub-total, Support to Operations		3,695,000		15,675,000			19,370,000

606	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Operations
HIGHER EDUCATION PROGRAM		155,073,000		18,748,000		10,000,000		183,821,000

Provision of Higher Education Services		155,073,000		18,748,000		10,000,000		183,821,000
RESEARCH PROGRAM				3,388,000				3,388,000

Conduct of Research Services				3,388,000				3,388,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,183,000				2,183,000

Provision of Extension Services				2,183,000				2,183,000

Sub-total, Operations		155,073,000		24,319,000		10,000,000		189,392,000

Total, Regular Programs		177,174,000		51,445,000		10,000,000		238,619,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				248,859,000				248,859,000
Construction of Academic
Building, Sipalay Campus						15,000,000		15,000,000
Capacity Development on Futures
Thinking and Strategic Foresight				2,000,000				2,000,000
Construction of Multi-Purpose Building,
Don Justo V. Valmayor Campus						10,000,000		10,000,000
Tulong Dunong Program				4,000,000				4,000,000

Sub-total, Locally-Funded Project(s)				254,859,000		25,000,000		279,859,000

Total, Project(s)				254,859,000		25,000,000		279,859,000

TOTAL NEW APPROPRIATIONS	₱	177,174,000	₱	306,304,000	₱	35,000,000	₱	518,478,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	135,513

Total Permanent Positions	135,513

Other Compensation Common to All

DECEMBER 25, 2023	OFFICIAL GAZETTE	607
STATE UNIVERSITIES AND COLLEGES

Personnel Economic Relief Allowance	6,696
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	1,674
Honoraria	271
Mid-Year Bonus - Civilian	11,292
Year End Bonus	11,292
Cash Gift	1,395
Productivity Enhancement Incentive	1,395
Step Increment	339

Total Other Compensation Common to All	34,690

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	179
Lump-sum for filling of Positions - Civilian	1,900

Total Other Compensation for Specific Groups	2,079

Other Benefits
PAG-IBIG Contributions	335
PhilHealth Contributions	2,987
Employees Compensation Insurance Premiums	335
Loyalty Award - Civilian	165
Terminal Leave	796

Total Other Benefits	4,618

Non-Permanent Positions	274

Total Personnel Services	177,174

Maintenance and Other Operating Expenses
Travelling Expenses	1,937
Training and Scholarship Expenses	5,766
Supplies and Materials Expenses	13,385
Utility Expenses	7,794
Communication Expenses	6,536
Awards/Rewards and Prizes	330
Survey, Research, Exploration and Development Expenses	3,119
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	643
General Services	2,016
Repairs and Maintenance	2,427
Financial Assistance/Subsidy	252,859
Taxes, Insurance Premiums and Other Fees	327
Labor and Wages	7,377
Other Maintenance and Operating Expenses
Printing and Publication Expenses	100
Representation Expenses	1,025
Membership Dues and Contributions to Organizations	131
Subscription Expenses	396

Total Maintenance and Other Operating Expenses	306,304

Total Current Operating Expenditures	483,478

608	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	25,000
Machinery and Equipment Outlay	9,130
Furniture, Fixtures and Books Outlay	870

Total Capital Outlays	35,000

TOTAL NEW APPROPRIATIONS	518,478

J.5. GUIMARAS STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	289,178,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	23,509,000	₱	11,601,000	₱		₱	35,110,000
Support to Operations		1,966,000		2,723,000				4,689,000
Operations		77,130,000		17,270,000		15,000,000		109,400,000

HIGHER EDUCATION PROGRAM		77,130,000		13,464,000		15,000,000		105,594,000
ADVANCED EDUCATION PROGRAM				407,000				407,000
RESEARCH PROGRAM				1,918,000				1,918,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,481,000				1,481,000

Total, Regular Programs		102,605,000		31,594,000		15,000,000		149,199,000

B. PROJECT(S)
Locally-Funded Project(s)				124,979,000		15,000,000		139,979,000

Total, Project(s)				124,979,000		15,000,000		139,979,000

TOTAL NEW APPROPRIATIONS	₱	102,605,000	₱	156,573,000	₱	30,000,000	₱	289,178,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	609
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	13,478,000	₱	11,601,000	₱		₱	25,079,000
Administration of Personnel Benefits		10,031,000						10,031,000

Sub-total, General Administration and Support		23,509,000		11,601,000				35,110,000

Support to Operations
Auxiliary Services		1,966,000		2,723,000				4,689,000

Sub-total, Support to Operations		1,966,000		2,723,000				4,689,000

Operations
HIGHER EDUCATION PROGRAM		77,130,000		13,464,000		15,000,000		105,594,000

Provision of Higher Education Services		77,130,000		13,464,000		15,000,000		105,594,000
ADVANCED EDUCATION PROGRAM				407,000				407,000

Provision of Advanced Education Services				407,000				407,000
RESEARCH PROGRAM				1,918,000				1,918,000

Conduct of Research Services				1,918,000				1,918,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,481,000				1,481,000

Provision of Extension Services				1,481,000				1,481,000

Sub-total, Operations		77,130,000		17,270,000		15,000,000		109,400,000

Total, Regular Programs		102,605,000		31,594,000		15,000,000		149,199,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				121,979,000				121,979,000
Expansion of ITRDC Building, Salvador Campus						15,000,000		15,000,000
Capacity Development on Futures
Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				124,979,000		15,000,000		139,979,000

Total, Project(s)				124,979,000		15,000,000		139,979,000

TOTAL NEW APPROPRIATIONS	₱	102,605,000	₱	156,573,000	₱	30,000,000	₱	289,178,000

610	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	71,574

Total Permanent Positions	71,574

Other Compensation Common to All
Personnel Economic Relief Allowance	3,264
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	816
Honoraria	500
Mid-Year Bonus - Civilian	5,964
Year End Bonus	5,964
Cash Gift	680
Productivity Enhancement Incentive	680
Step Increment	180

Total Other Compensation Common to All	18,408

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	139
Lump-sum for filling of Positions - Civilian	9,858

Total Other Compensation for Specific Groups	9,997

Other Benefits
PAG-IBIG Contributions	164
PhilHealth Contributions	1,570
Employees Compensation Insurance Premiums	164
Loyalty Award - Civilian	60
Terminal Leave	173

Total Other Benefits	2,131

Non-Permanent Positions	495

Total Personnel Services	102,605

Maintenance and Other Operating Expenses
Travelling Expenses	3,100
Training and Scholarship Expenses	3,438
Supplies and Materials Expenses	4,319
Utility Expenses	7,947
Communication Expenses	4,221
Survey, Research, Exploration and Development Expenses	2,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	611
STATE UNIVERSITIES AND COLLEGES

Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
General Services	5,200
Repairs and Maintenance	1,804
Financial Assistance/Subsidy	122,979
Taxes, Insurance Premiums and Other Fees	125
Other Maintenance and Operating Expenses
Advertising Expenses	150
Representation Expenses	990
Membership Dues and Contributions to Organizations	150

Total Maintenance and Other Operating Expenses	156,573

Total Current Operating Expenditures	259,178

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	15,000
Machinery and Equipment Outlay	10,000
Furniture, Fixtures and Books Outlay	5,000

Total Capital Outlays	30,000

TOTAL NEW APPROPRIATIONS	289,178

J.6. ILOILO SCIENCE AND TECHNOLOGY UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	943,496,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	90,311,000	₱	14,039,000	₱		₱	104,350,000
Support to Operations		5,380,000		9,393,000				14,773,000
Operations		417,937,000		133,051,000		15,000,000		565,988,000

HIGHER EDUCATION PROGRAM		417,035,000		108,216,000		15,000,000		540,251,000
ADVANCED EDUCATION PROGRAM				2,231,000				2,231,000
RESEARCH PROGRAM		902,000		19,669,000				20,571,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,935,000				2,935,000

Total, Regular Programs		513,628,000		156,483,000		15,000,000		685,111,000

B. PROJECT(S)
Locally-Funded Project(s)				243,385,000		15,000,000		258,385,000

612	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Total, Project(s)				243,385,000		15,000,000		258,385,000

TOTAL NEW APPROPRIATIONS	₱	513,628,000	₱	399,868,000	₱	30,000,000	₱	943,496,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	35,585,000	₱	14,039,000	₱		₱	49,624,000
Administration of Personnel Benefits		54,726,000						54,726,000

Sub-total, General Administration and Support		90,311,000		14,039,000				104,350,000

Support to Operations
Auxiliary Services		5,380,000		9,393,000				14,773,000

Sub-total, Support to Operations		5,380,000		9,393,000				14,773,000

Operations
HIGHER EDUCATION PROGRAM		417,035,000		108,216,000		15,000,000		540,251,000

Provision of Higher Education Services		417,035,000		108,216,000		15,000,000		540,251,000
ADVANCED EDUCATION PROGRAM				2,231,000				2,231,000

Provision of Advanced Education Services				2,231,000				2,231,000
RESEARCH PROGRAM		902,000		19,669,000				20,571,000

Conduct of Research Services		902,000		19,669,000				20,571,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,935,000				2,935,000

Provision of Extension Services				2,935,000				2,935,000

Sub-total, Operations		417,937,000		133,051,000		15,000,000		565,988,000

Total, Regular Programs		513,628,000		156,483,000		15,000,000		685,111,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				240,385,000				240,385,000
Rehabilitation of Existing Homemaking
Building, Leon Campus						8,000,000		8,000,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	613
STATE UNIVERSITIES AND COLLEGES

Rehabilitation/Improvement of Building 1 (Industrial Technology Building), Miagao Campus						7,000,000		7,000,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				243,385,000		15,000,000		258,385,000

Total, Project(s)				243,385,000		15,000,000		258,385,000

TOTAL NEW APPROPRIATIONS	₱	513,628,000	₱	399,868,000	₱	30,000,000	₱	943,496,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	357,586

Total Permanent Positions	357,586

Other Compensation Common to All
Personnel Economic Relief Allowance	15,168
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	3,792
Honoraria	270
Mid-Year Bonus - Civilian	29,798
Year End Bonus	29,798
Cash Gift	3,160
Productivity Enhancement Incentive	3,160
Step Increment	894

Total Other Compensation Common to All	86,520

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,594
Lump-sum for filling of Positions - Civilian	52,144

Total Other Compensation for Specific Groups	53,738

Other Benefits
PAG-IBIG Contributions	758
PhilHealth Contributions	7,769
Employees Compensation Insurance Premiums	758
Loyalty Award - Civilian	595
Terminal Leave	2,582

614	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Total Other Benefits	12,462

Non-Permanent Positions	3,322

Total Personnel Services	513,628

Maintenance and Other Operating Expenses
Travelling Expenses	13,062
Training and Scholarship Expenses	2,291
Supplies and Materials Expenses	33,012
Utility Expenses	67,781
Communication Expenses	3,615
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	139
Professional Services	4,248
General Services	4,145
Repairs and Maintenance	21,320
Financial Assistance/Subsidy	241,385
Taxes, Insurance Premiums and Other Fees	3,926
Other Maintenance and Operating Expenses
Printing and Publication Expenses	138
Representation Expenses	1,310
Transportation and Delivery Expenses	496
Membership Dues and Contributions to Organizations	1,000

Total Maintenance and Other Operating Expenses	399,868

Total Current Operating Expenditures	913,496

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	15,000
Machinery and Equipment Outlay	15,000

Total Capital Outlays	30,000

TOTAL NEW APPROPRIATIONS	943,496

J.7. ILOILO STATE UNIVERSITY OF FISHERIES SCIENCE AND TECHNOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	502,193,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱	60,047,000	₱	9,753,000	₱	₱	69,800,000
Support to Operations		6,085,000		1,081,000			7,166,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	615
STATE UNIVERSITIES AND COLLEGES

Operations		232,857,000		33,016,000		10,000,000		275,873,000

HIGHER EDUCATION PROGRAM		230,304,000		29,809,000		10,000,000		270,113,000
RESEARCH PROGRAM		1,982,000		1,868,000				3,850,000
TECHNICAL ADVISORY EXTENSION PROGRAM		571,000		1,339,000				1,910,000

Total, Regular Programs		298,989,000		43,850,000		10,000,000		352,839,000

B. PROJECT(S)
Locally-Funded Project(s)				134,354,000		15,000,000		149,354,000

Total, Project(s)				134,354,000		15,000,000		149,354,000

TOTAL NEW APPROPRIATIONS	₱	298,989,000	₱	178,204,000	₱	25,000,000	₱	502,193,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	21,492,000	₱	9,753,000	₱		₱	31,245,000
Administration of Personnel Benefits		38,555,000						38,555,000

Sub-total, General Administration and Support		60,047,000		9,753,000				69,800,000

Support to Operations
Auxiliary Services		6,085,000		1,081,000				7,166,000

Sub-total, Support to Operations		6,085,000		1,081,000				7,166,000

Operations
HIGHER EDUCATION PROGRAM		230,304,000		29,809,000		10,000,000		270,113,000

Provision of Higher Education Services		230,304,000		29,809,000		10,000,000		270,113,000
RESEARCH PROGRAM		1,982,000		1,868,000				3,850,000

Conduct of Research Services		1,982,000		1,868,000				3,850,000
TECHNICAL ADVISORY EXTENSION PROGRAM		571,000		1,339,000				1,910,000

Provision of Extension Services		571,000		1,339,000				1,910,000

Sub-total, Operations		232,857,000		33,016,000		10,000,000		275,873,000

616	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Total, Regular Programs		298,989,000		43,850,000		10,000,000		352,839,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				116,354,000				116,354,000
Rehabilitation of Three-Storey ICT and
Multimedia Center, San Enrique Campus						15,000,000		15,000,000
Capacity Development on Futures
Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				1,000,000				1,000,000
Localization of Women and
Children’s Policies Project				15,000,000				15,000,000

Sub-total, Locally-Funded Project(s)				134,354,000		15,000,000		149,354,000

Total, Project(s)				134,354,000		15,000,000		149,354,000

TOTAL NEW APPROPRIATIONS	₱	298,989,000	₱	178,204,000	₱	25,000,000	₱	502,193,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	200,616

Total Permanent Positions	200,616

Other Compensation Common to All
Personnel Economic Relief Allowance	9,336
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	2,334
Honoraria	451
Mid-Year Bonus - Civilian	16,718
Year End Bonus	16,718
Cash Gift	1,945
Productivity Enhancement Incentive	1,945
Step Increment	501

Total Other Compensation Common to All	50,284

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,124
Lump-sum for filling of Positions - Civilian	35,038

DECEMBER 25, 2023	OFFICIAL GAZETTE	617
STATE UNIVERSITIES AND COLLEGES

Total Other Compensation for Specific Groups	36,162

Other Benefits
PAG-IBIG Contributions	467
PhilHealth Contributions	4,398
Employees Compensation Insurance Premiums	467
Loyalty Award - Civilian	350
Terminal Leave	3,517

Total Other Benefits	9,199

Non-Permanent Positions	2,728

Total Personnel Services	298,989

Maintenance and Other Operating Expenses
Travelling Expenses	1,882
Training and Scholarship Expenses	3,011
Supplies and Materials Expenses	12,756
Utility Expenses	6,493
Communication Expenses	1,318
Survey, Research, Exploration and Development Expenses	17,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	126
Professional Services	496
General Services	4,254
Repairs and Maintenance	5,656
Financial Assistance/Subsidy	117,354
Taxes, Insurance Premiums and Other Fees	2,382
Other Maintenance and Operating Expenses
Advertising Expenses	34
Printing and Publication Expenses	97
Representation Expenses	1,747
Transportation and Delivery Expenses	88
Membership Dues and Contributions to Organizations	868
Subscription Expenses	542
Other Maintenance and Operating Expenses	2,100

Total Maintenance and Other Operating Expenses	178,204

Total Current Operating Expenditures	477,193

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	15,000
Machinery and Equipment Outlay	10,000

Total Capital Outlays	25,000

TOTAL NEW APPROPRIATIONS	502,193

J.8. NORTHERN ILOILO STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	676,687,000

618	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	51,556,000	₱	8,995,000	₱		₱	60,551,000
Support to Operations		6,419,000		1,952,000				8,371,000
Operations		333,424,000		41,707,000				375,131,000

HIGHER EDUCATION PROGRAM		331,310,000		29,788,000				361,098,000
ADVANCED EDUCATION PROGRAM		300,000		421,000				721,000
RESEARCH PROGRAM		1,462,000		9,302,000				10,764,000
TECHNICAL ADVISORY EXTENSION PROGRAM		352,000		2,196,000				2,548,000

Total, Regular Programs		391,399,000		52,654,000				444,053,000

B. PROJECT(S)
Locally-Funded Project(s)				207,634,000		25,000,000		232,634,000

Total, Project(s)				207,634,000		25,000,000		232,634,000

TOTAL NEW APPROPRIATIONS	₱	391,399,000	₱	260,288,000	₱	25,000,000	₱	676,687,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	21,655,000	₱	8,995,000	₱	₱	30,650,000
Administration of Personnel Benefits		29,901,000					29,901,000

Sub-total, General Administration and Support		51,556,000		8,995,000			60,551,000

Support to Operations
Auxiliary Services		6,419,000		1,952,000			8,371,000

Sub-total, Support to Operations		6,419,000		1,952,000			8,371,000

Operations

DECEMBER 25, 2023	OFFICIAL GAZETTE	619
STATE UNIVERSITIES AND COLLEGES

HIGHER EDUCATION PROGRAM	331,310,000		29,788,000			361,098,000

Provision of Higher Education Services	331,310,000		29,788,000			361,098,000
ADVANCED EDUCATION PROGRAM	300,000		421,000			721,000

Provision of Advanced Education Services	300,000		421,000			721,000
RESEARCH PROGRAM	1,462,000		9,302,000			10,764,000

Conduct of Research Services	1,462,000		9,302,000			10,764,000
TECHNICAL ADVISORY EXTENSION PROGRAM	352,000		2,196,000			2,548,000

Provision of Extension Services	352,000		2,196,000			2,548,000

Sub-total, Operations	333,424,000		41,707,000			375,131,000

Total, Regular Programs	391,399,000		52,654,000			444,053,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education			202,384,000			202,384,000
Renovation of Botin Hall,
Batad Campus				15,000,000		15,000,000
Construction of the Third Floor
TED Building, Main Campus				3,000,000		3,000,000
Construction of Power House and
Rewiring of the Main Campus				7,000,000		7,000,000
Capacity Development on Futures
Thinking and Strategic Foresight			2,000,000			2,000,000
Tulong Dunong Program			3,250,000			3,250,000

Sub-total, Locally-Funded Project(s)			207,634,000	25,000,000		232,634,000

Total, Project(s)			207,634,000	25,000,000		232,634,000

TOTAL NEW APPROPRIATIONS	₱391,399,000	₱	260,288,000	₱25,000,000	₱	676,687,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	281,299

620	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Total Permanent Positions	281,299

Other Compensation Common to All
Personnel Economic Relief Allowance	12,912
Representation Allowance	60
Transportation Allowance	60
Clothing and Uniform Allowance	3,228
Honoraria	502
Mid-Year Bonus - Civilian	23,442
Year End Bonus	23,442
Cash Gift	2,690
Productivity Enhancement Incentive	2,690
Step Increment	704

Total Other Compensation Common to All	69,730

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	989
Night Shift Differential Pay	733
Lump-sum for filling of Positions - Civilian	28,021

Total Other Compensation for Specific Groups	29,743

Other Benefits
PAG-IBIG Contributions	646
PhilHealth Contributions	6,268
Employees Compensation Insurance Premiums	646
Loyalty Award - Civilian	420
Terminal Leave	1,880

Total Other Benefits	9,860

Non-Permanent Positions	767

Total Personnel Services	391,399

Maintenance and Other Operating Expenses
Travelling Expenses	5,870
Training and Scholarship Expenses	4,070
Supplies and Materials Expenses	9,179
Utility Expenses	6,377
Communication Expenses	1,109
Survey, Research, Exploration and Development Expenses	10,648
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	1,985
General Services	4,299
Repairs and Maintenance	6,083
Financial Assistance/Subsidy	205,634
Taxes, Insurance Premiums and Other Fees	2,022
Labor and Wages	400
Other Maintenance and Operating Expenses
Printing and Publication Expenses	200
Representation Expenses	2,124
Membership Dues and Contributions to Organizations	170

DECEMBER 25, 2023	OFFICIAL GAZETTE	621
STATE UNIVERSITIES AND COLLEGES

Total Maintenance and Other Operating Expenses	260,288

Total Current Operating Expenditures	651,687

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	6,500
Buildings and Other Structures	18,500

Total Capital Outlays	25,000

TOTAL NEW APPROPRIATIONS	676,687

J.9. NORTHERN NEGROS STATE COLLEGE OF SCIENCE AND TECHNOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s) as indicated hereunder	₱	332,298,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	27,138,000	₱	9,766,000	₱		₱	36,904,000
Support to Operations		2,213,000		1,519,000				3,732,000
Operations		98,837,000		22,039,000		10,000,000		130,876,000

HIGHER EDUCATION PROGRAM		97,853,000		19,768,000		10,000,000		127,621,000
ADVANCED EDUCATION PROGRAM				605,000				605,000
RESEARCH PROGRAM		984,000		1,322,000				2,306,000
TECHNICAL ADVISORY EXTENSION PROGRAM				344,000				344,000

Total, Regular Programs		128,188,000		33,324,000		10,000,000		171,512,000

B. PROJECT(S)
Locally-Funded Project(s)				95,786,000		65,000,000		160,786,000

Total, Project(s)				95,786,000		65,000,000		160,786,000

TOTAL NEW APPROPRIATIONS	₱	128,188,000	₱	129,110,000	₱	75,000,000	₱	332,298,000

622	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	12,102,000	₱	9,766,000	₱		₱	21,868,000
Administration of Personnel Benefits		15,036,000						15,036,000

Sub-total, General Administration and Support		27,138,000		9,766,000				36,904,000

Support to Operations
Auxiliary Services		2,213,000		1,519,000				3,732,000

Sub-total, Support to Operations		2,213,000		1,519,000				3,732,000

Operations
HIGHER EDUCATION PROGRAM		97,853,000		19,768,000		10,000,000		127,621,000

Provision of Higher Education Services		97,853,000		19,768,000		10,000,000		127,621,000
ADVANCED EDUCATION PROGRAM				605,000				605,000

Provision of Advanced Education Services				605,000				605,000
RESEARCH PROGRAM		984,000		1,322,000				2,306,000

Conduct of Research Services		984,000		1,322,000				2,306,000
TECHNICAL ADVISORY EXTENSION PROGRAM				344,000				344,000

Provision of Extension Services				344,000				344,000

Sub-total, Operations		98,837,000		22,039,000		10,000,000		130,876,000

Total, Regular Programs		128,188,000		33,324,000		10,000,000		171,512,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				92,786,000				92,786,000
Construction of Nursing and Allied Health Services
Academic Building (Phase 3), Sagay Campus						15,000,000		15,000,000
Capacity Development on Futures
Thinking and Strategic Foresight				2,000,000				2,000,000
Increase in Carrying Capacity of Nursing and Allied Health Programs						50,000,000		50,000,000
Tulong Dunong Program				1,000,000				1,000,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	623
STATE UNIVERSITIES AND COLLEGES

Sub-total, Locally-Funded Project(s)				95,786,000		65,000,000		160,786,000

Total, Project(s)				95,786,000		65,000,000		160,786,000

TOTAL NEW APPROPRIATIONS	₱	128,188,000	₱	129,110,000	₱	75,000,000	₱	332,298,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	87,199

Total Permanent Positions	87,199

Other Compensation Common to All
Personnel Economic Relief Allowance	4,008
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	1,002
Honoraria	838
Mid-Year Bonus - Civilian	7,267
Year End Bonus	7,267
Cash Gift	835
Productivity Enhancement Incentive	835
Step Increment	218

Total Other Compensation Common to All	22,606

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	139
Night Shift Differential Pay	17
Lump-sum for filling of Positions - Civilian	13,938

Total Other Compensation for Specific Groups	14,094

Other Benefits
PAG-IBIG Contributions	201
PhilHealth Contributions	1,889
Employees Compensation Insurance Premiums	201
Loyalty Award - Civilian	160
Terminal Leave	1,098

Total Other Benefits	3,549

Non-Permanent Positions	740

Total Personnel Services	128,188

624	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Maintenance and Other Operating Expenses
Travelling Expenses	4,400
Training and Scholarship Expenses	2,439
Supplies and Materials Expenses	5,064
Utility Expenses	8,018
Communication Expenses	1,600
Awards/Rewards and Prizes	50
Survey, Research, Exploration and Development Expenses	3,122
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	135
Professional Services	450
General Services	1,700
Repairs and Maintenance	7,211
Financial Assistance/Subsidy	93,786
Taxes, Insurance Premiums and Other Fees	100
Other Maintenance and Operating Expenses
Advertising Expenses	20
Printing and Publication Expenses	50
Representation Expenses	900
Membership Dues and Contributions to Organizations	50
Subscription Expenses	15

Total Maintenance and Other Operating Expenses	129,110

Total Current Operating Expenses	257,298

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	40,000
Machinery and Equipment Outlay	32,000
Furniture, Fixtures and Books Outlay	3,000

Total Capital Outlays	75,000

TOTAL NEW APPROPRIATIONS	332,298

J.10. UNIVERSITY OF ANTIQUE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	728,898,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	55,549,000	₱	9,636,000	₱		₱	65,185,000
Support to Operations		3,355,000		2,128,000				5,483,000
Operations		238,386,000		38,151,000		10,000,000		286,537,000

HIGHER EDUCATION PROGRAM		237,553,000		34,891,000		10,000,000		282,444,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	625
STATE UNIVERSITIES AND COLLEGES

ADVANCED EDUCATION PROGRAM				371,000				371,000
RESEARCH PROGRAM		833,000		2,494,000				3,327,000
TECHNICAL ADVISORY EXTENSION PROGRAM				395,000				395,000

Total, Regular Programs		297,290,000		49,915,000		10,000,000		357,205,000

B. PROJECT(S)
Locally-Funded Project(s)				298,693,000		73,000,000		371,693,000

Total, Project(s)				298,693,000		73,000,000		371,693,000

TOTAL NEW APPROPRIATIONS	₱	297,290,000	₱	348,608,000	₱	83,000,000	₱	728,898,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	21,190,000	₱	9,636,000	₱		₱	30,826,000
Administration of Personnel Benefits		34,359,000						34,359,000

Sub-total, General Administration and Support		55,549,000		9,636,000				65,185,000

Support to Operations
Auxiliary Services		3,355,000		2,128,000				5,483,000

Sub-total, Support to Operations		3,355,000		2,128,000				5,483,000

Operations
HIGHER EDUCATION PROGRAM		237,553,000		34,891,000		10,000,000		282,444,000

Provision of Higher Education Services		237,553,000		34,891,000		10,000,000		282,444,000
ADVANCED EDUCATION PROGRAM				371,000				371,000

Provision of Advanced Education Services				371,000				371,000
RESEARCH PROGRAM		833,000		2,494,000				3,327,000

Conduct of Research Services		833,000		2,494,000				3,327,000
TECHNICAL ADVISORY EXTENSION PROGRAM				395,000				395,000

Provision of Extension Services				395,000				395,000

626	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Sub-total, Operations		238,386,000		38,151,000		10,000,000		286,531,000

Total, Regular Programs		291,290,000		49,915,000		10,000,000		351,205,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				266,693,000				266,693,000
Construction of Teacher Education Network Training
Development Center (Phase 1), Main Campus						15,000,000		15,000,000
Capacity Development on Futures
Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				30,000,000				30,000,000
Procurement of Maritime Virtual and
Augmented Reality Laboratory						5,000,000		5,000,000
Development of Maritime e-Leaming
Management System						5,000,000		5,000,000
Completion of the Integrated Research and Development Laboratory						10,000,000		10,000,000
Construction of Classrooms in Libertad Campus						15,000,000		15,000,000
Construction of Classrooms in Sibalom Campus						15,000,000		15,000,000
Construction of Food Processing Centers in Tibiao Campus						4,000,000		4,000,000
Construction of Food Processing Centers in Hamtic Campus						4,000,000		4,000,000

Sub-total, Locally-Funded Project(s)				298,693,000		13,000,000		311,693,000

Total, Project(s)				298,693,000		13,000,000		311,693,000

TOTAL NEW .APPROPRIATIONS	₱	297,290,000	₱	348,608,000	₱	83,000,000	₱	728,898,000

New Appropriations by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	199,905

Total Permanent Positions	199,905

Other Compensation Common to All
Personnel Economic Relief .Allowance	10,560

DECEMBER 25, 2023	OFFICIAL GAZETTE	627
STATE UNIVERSITIES AND COLLEGES

Representation Allowance	240
Transportation Allowance	240
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	2,640
Honoraria	285
Mid-Year Bonus - Civilian	16,659
Year End Bonus	16,659
Cash Gift	2,200
Productivity Enhancement Incentive	2,200
Step Increment	500

Total Other Compensation Common to All	52,183

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	891
Lump-sum for filling of Positions - Civilian	31,994
Anniversary Bonus - Civilian	1,284

Total Other Compensation for Specific Groups	34,169

Other Benefits
PAG-IBIG Contributions	527
PhilHealth Contributions	4,370
Employees Compensation Insurance Premiums	527
Loyalty Award - Civilian	255
Terminal Leave	2,365

Total Other Benefits	8,044

Non-Permanent Positions	2,989

Total Personnel Services	297,290

Maintenance and Other Operating Expenses
Travelling Expenses	2,542
Training and Scholarship Expenses	1,226
Supplies and Materials Expenses	6,395
Utility Expenses	19,807
Communication Expenses	2,362
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
Professional Services	2,107
General Services	5,854
Repairs and Maintenance	7,508
Financial Assistance/Subsidy	296,693
Taxes, Insurance Premiums and Other Fees	667
Labor and Wages	189
Other Maintenance and Operating Expenses
Printing and Publication Expenses	224
Representation Expenses	377
Transportation and Delivery Expenses	395
Subscription Expenses	130

Total Maintenance and Other Operating Expenses	348,608

Total Current Operating Expenditures	645,898

628	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	53,000
Machinery and Equipment Outlay	30,000

Total Capital Outlays	83,000

TOTAL NEW APPROPRIATIONS	728,898

J.11. WEST VISAYAS STATE UNIVERSITY

For general administration and support, support to operations, operations, including locally-funded project(s), and the operations of the West Visayas State University Medical Center, as indicated hereunder	₱	2,013,425,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	251,385,000	₱	22,316,000	₱		₱	273,701,000
Support to Operations		10,955,000		1,496,000				12,451,000
Operations		1,161,145,000		272,825,000		20,000,000		1,453,970,000

HIGHER EDUCATION PROGRAM		557,575,000		122,634,000		20,000,000		700,209,000
ADVANCED EDUCATION PROGRAM		500,000		4,435,000				4,935,000
RESEARCH PROGRAM		3,465,000		25,566,000				29,031,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,502,000		11,244,000				12,746,000
HOSPITAL SERVICES PROGRAM		598,103,000		108,946,000				707,049,000

Total, Regular Programs		1,423,485,000		296,637,000		20,000,000		1,740,122,000

B. PROJECT(S)
Locally-Funded Project(s)				203,303,000		70,000,000		273,303,000

Total, Project(s)				203,303,000		70,000,000		273,303,000

TOTAL NEW APPROPRIATIONS	₱	1,423,485,000	₱	499,940,000	₱	90,000,000	₱	2,013,425,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	629
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	50,899,000	₱	22,316,000	₱		₱	73,215,000
Administration of Personnel Benefits		200,486,000						200,486,000

Sub-total, General Administration and Support		251,385,000		22,316,000				273,701,000

Support to Operations
Auxiliary Services		10,955,000		1,496,000				12,451,000

Sub-total, Support to Operations		10,955,000		1,496,000				12,451,000

Operations
HIGHER EDUCATION PROGRAM		557,575,000		122,634,000		20,000,000		700,209,000

Provision of Higher Education Services		557,575,000		122,634,000		20,000,000		700,209,000
ADVANCED EDUCATION PROGRAM		500,000		4,435,000				4,935,000

Provision of Advanced Education Services		500,000		4,435,000				4,935,000
RESEARCH PROGRAM		3,465,000		25,566,000				29,031,000

Conduct of Research Services		3,465,000		25,566,000				29,031,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,502,000		11,244,000				12,746,000

Provision of Extension Services		1,502,000		11,244,000				12,746,000
HOSPITAL SERVICES PROGRAM		598,103,000		108,946,000				707,049,000

Provision of Medical Services		598,103,000		108,946,000				707,049,000

Sub-total, Operations		1,161,145,000		272,825,000		20,000,000		1,453,970,000

Total, Regular Programs		1,423,485,000		296,637,000		20,000,000		1,740,122,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				189,303,000				189,303,000
Construction of Academic Building I,
Himamaylan Campus						20,000,000		20,000,000
Capacity Development on Futures
Thinking and Strategic Foresight				2,000,000				2,000,000
Increase in Carrying Capacity of the College of Medicine				10,000,000		10,000,000		20,000,000
Tulong Dunong Program				1,000,000				1,000,000

630	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Financial Assistance to Athletes and Athletic Programs			1,000,000				1,000,000
Construction of Multi-Purpose Building (Dormitory)					40,000,000		40,000,000

Sub-total, Locally-Funded Project(s)			203,303,000		70,000,000		273,303,000

Total, Project(s)			203,303,000		70,000,000		273,303,000

TOTAL NEW APPROPRIATIONS	₱1,423,485,000	₱	499,940,000	₱	90,000,000	₱	2,013,425,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	872,320

Total Permanent Positions	872,320

Other Compensation Common to All
Personnel Economic Relief Allowance	39,156
Representation Allowance	594
Transportation Allowance	594
Clothing and Uniform Allowance	9,822
Honoraria	4,050
Mid-Year Bonus - Civilian	72,692
Year End Bonus	72,692
Cash Gift	8,185
Productivity Enhancement Incentive	8,185
Step Increment	2,181

Total Other Compensation Common to All	218,151

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	97,110
Night Shift Differential Pay	7,454
Lump-sum for filling of Positions - Civilian	193,355

Total Other Compensation for Specific Groups	297,919

Other Benefits
PAG-IBIG Contributions	1,963
PhilHealth Contributions	19,150
Employees Compensation Insurance Premiums	1,963
Loyalty Award - Civilian	1,575
Terminal Leave	7,131

Total Other Benefits	31,782

Non-Permanent Positions	3,313

DECEMBER 25, 2023	OFFICIAL GAZETTE	631
STATE UNIVERSITIES AND COLLEGES

Total Personnel Services	1,423,485

Maintenance and Other Operating Expenses
Travelling Expenses	21,461
Training and Scholarship Expenses	12,314
Supplies and Materials Expenses	135,498
Utility Expenses	53,907
Communication Expenses	6,504
Survey, Research, Exploration and Development Expenses	2,000
Awards/Rewards and Prizes	940
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	12,721
General Services	26,372
Repairs and Maintenance	7,329
Financial Assistance/Subsidy	191,303
Taxes, Insurance Premiums and Other Fees	4,217
Other Maintenance and Operating Expenses
Printing and Publication Expenses	2,008
Representation Expenses	2,004
Transportation and Delivery Expenses	364
Rent/Lease Expenses	20
Membership Dues And Contributions to Organizations	300
Subscription Expenses	10,498
Other Maintenance and Operating Expenses	10,000

Total Maintenance and Other Operating Expenses	499,940

Total Current Operating Expenditures	1,923,425

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	1,890
Buildings and Other Structures	65,000
Machinery and Equipment Outlay	22,571
Furniture, Fixtures and Books Outlay	539

Total Capital Outlays	90,000

TOTAL NEW APPROPRIATIONS	2,013,425

632	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

K. REGION VII - CENTRAL VISAYAS

K.1. BOHOL ISLAND STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	871,505,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	112,008,000	₱	30,731,000	₱		₱	142,739,000
Support to Operations		4,479,000		3,493,000				7,972,000
Operations		289,538,000		26,573,000				316,111,000

HIGHER EDUCATION PROGRAM		289,038,000		22,675,000				311,713,000
ADVANCED EDUCATION PROGRAM		500,000		815,000				1,315,000
RESEARCH PROGRAM				1,849,000				1,849,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,234,000				1,234,000

Total, Regular Programs		406,025,000		60,797,000				466,822,000

B. PROJECT(S)
Locally-Funded Project(s)				264,683,000		140,000,000		404,683,000

Total, Project(s)				264,683,000		140,000,000		404,683,000

TOTAL NEW APPROPRIATIONS	₱	406,025,000	₱	325,480,000	₱	140,000,000	₱	871,505,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	53,383,000	₱	30,731,000	₱	₱	84,114,000
Administration of Personnel Benefits		58,625,000					58,625,000

Sub-total, General Administration and Support		112,008,000		30,731,000			142,739,000

Support to Operations

DECEMBER 25, 2023	OFFICIAL GAZETTE	633
STATE UNIVERSITIES AND COLLEGES

Auxiliary Services		4,479,000		3,493,000				7,972,000

Sub-total, Support to Operations		4,479,000		3,493,000				7,972,000

Operations
HIGHER EDUCATION PROGRAM		289,038,000		22,675,000				311,713,000

Provision of Higher Education Services		289,038,000		22,675,000				311,713,000
ADVANCED EDUCATION PROGRAM		500,000		815,000				1,315,000

Provision of .Advanced Education Services		500,000		815,000				1,315,000
RESEARCH PROGRAM				1,849,000				1,849,000

Conduct of Research Services				1,849,000				1,849,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,234,000				1,234,000

Provision of Extension Services				1,234,000				1,234,000

Sub-total, Operations		289,538,000		26,573,000				316,111,000

Total, Regular Programs		406,025,000		60,797,000				466,822,000

B. PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				245,683,000				245,683,000
Construction of Four-Storey Science and Technology Building, Calape Campus						15,000,000		15,000,000
Construction of Piggery Building, Bitar Campus						15,000,000		15,000,000
Capacity Development on Futures
Thinking and Strategic Foresight				2,000,000				2,000,000
Increase in Carrying Capacity of the College of Medicine				10,000,000		10,000,000		20,000,000
Repair/Rehabilitation of BISU- Candijay Campus						50,000,000		50,000,000
Construction of Sports Complex, BISU- Balilihan Campus						50,000,000		50,000,000
Tulong Dnnong Program				7,000,000				7,000,000

Sub-total Locally-Funded Project(s)				264,683,000		140,000,000		404,683,000

Total, Project(s)				264,683,000		140,000,000		404,683,000

TOTAL NEW APPROPRIATIONS	₱	406,025,000	₱	325,480,000	₱	140,000,000	₱	871,505,000

634	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

New Appropriations by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	261,690

Total Permanent Positions	261,690

Other Compensation Common to All
Personnel Economic Relief Allowance	13,272
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	3,318
Honoraria	1,954
Mid-Year Bonus - Civilian	21,808
Year End Bonus	21,808
Cash Gift	2,765
Productivity Enhancement Incentive	2,765
Step Increment	654

Total Other Compensation Common to All	68,704

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	824
Lump-sum for filling of Positions - Civilian	57,989

Total Other Compensation for Specific Groups	58,813

Other Benefits
PAG-IBIG Contributions	664
PhiiHealth Contributions	5,801
Employees Compensation Insurance Premiums	664
Loyalty Award - Civilian	210
Terminal Leave	636

Total Other Benefits	7,975

Non-Permanent Positions	8,843

Total Personnel Services	406,025

Maintenance and Other Operating Expenses
Travelling Expenses	4,688
Training and Scholarship Expenses	2,202
Supplies and Materials Expenses	10,112
Utility Expenses	13,252
Communication Expenses	7,823
Survey, Research, Exploration and Development Expenses	2,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	635
STATE UNIVERSITIES AND COLLEGES

Confidentia, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	108
Professional Services	5,107
General Services	11,935
Repairs and Maintenance	3,196
Financial Assistance/Subsidy	252,683
Taxes, Insurance Premiums and Other Fees	565
Other Maintenance and Operating Expenses
Advertising Expenses	291
Printing and Publication Expenses	675
Representation Expenses	580
Transportation and Delivery Expenses	153
Membership Dues and Contributions to Organizations	110
Othe106r Maintenance and Operating Expenses	10,000

Total Maintenance and Other Operating Expenses	325,480

Total Current Operating Expenditures	731,505

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	135,000
Machinery and Equipment Outlay	5,000

Total Capital Outlays	140,000

TOTAL NEW APPROPRIATIONS	871.505

K.2. CEBU NORMAL UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	2,520,787,000

New Appronriations by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	88,927,000	₱	30,487,000	₱	I0,000,000	₱	129,414,000
Support to Operations		5,596,000		5,271,000				10,867,000
Operations		240,143,000		41,571,000				281,714,000

HIGHER EDUCATION PROGRAM		215,597,000		18,768,000				234,365,000
ADVANCED EDUCATION PROGRAM		23,281,000		780,000				24,061,000
RESEARCH PROGRAM		1,265,000		18,262,000				19,527,000
TECHNICAL ADVISORY EXTENSION PROGRAM				3,761,000				3,761,000

Total, Regular Programs		334,666,000		77,329,000		10,000,000		421,995,000

636	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

B. PROJECT(S)
Locally-Funded Project(s)				68,792,000		2,030,000,000		2,098,792,000

Total, Project(s)				68,792,000		2,030,000,000		2,098,792,000

TOTAL NEW APPROPRIATIONS	₱	334,666,000	₱	146,121,000	₱	2,040,000,000	₱	2,520,787,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	47,080,000	₱	30,487,000	₱	10,000,000	₱	87,567,000
Administration of Personnel Benefits		41,847,000						41,847,000

Sub-total, General Administration and Support		88,927,000		30,487,000		10,000,000		129,414,000

Support to Operations
Auxiliary Services		5,596,000		5,271,000				10,867,000

Sub-total, Support to Operations		5,596,000		5,271,000				10,867,000

Operations
HIGHER EDUCATION PROGRAM		215,597,000		18,768,000				234,365,000

Provision of Higher Education Services		215,597,000		18,768,000				234,365,000
ADVANCED EDUCATION PROGRAM		23,281,000		780,000				24,061,000

Provision of Advanced Education Services		23,281,000		780,000				24,061,000
RESEARCH PROGRAM		1,265,000		18,262,000				19,527,000

Conduct of Research Services		1,265,000		18,262,000				19,527,000
TECHNICAL ADVISORY EXTENSION PROGRAM				3,761,000				3,761,000

Provision of Extension Services				3,761,000				3,761,000

Sub-total, Operations		240,143,000		41,571,000				281,714,000

Total, Regular Programs		334,666,000		77,329,000		10,000,000		421,995,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				55,792,000				55,792,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	637
STATE UNIVERSITIES AND COLLEGES

Construction of a Four-Storey Multi-Purpose
Building, Medellin Campus						26,000,000		26,000,000
Construction of Main and Exit Gates with
Guard House, Balamban Campus						4,000,000		4,000,000
Capacity Development on Futures
Thinking and Strategic Foresight				2,000,000				2,000,000
Increase in Carrying Capacity of the College of Medicine				10,000,000		10,000,000		20,000,000
Construction of Academic Building,
CNU - Medellin Campus						40,000,000		40,000,000
Tulong Dunong Program				1,000,000				1,000,000
University ICT Modernization Development Program						1,000,000,000		1,000,000,000
Development of Centralized Student Smart Hub						950,000,000		950,000,000

Sub-total, Locally-Funded Project(s)				68,792,000		2,030,000,000		2,098,792,000

Total, Project(s)				68,792,000		2,030,000,000		2,098,792,000

TOTAL NEW APPROPRIATIONS	₱	334,666,000	₱	146,121,000	₱	2,040,000,000	₱	2,520,787,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	191,840

Total Permanent Positions	191,840

Other Compensation Common to All
Personnel Economic Relief Allowance	6,552
Representation Allowance	120
Transportation Allowance	120
Clothing and Uniform Allowance	1,638
Honoraria	20,821
Mid-Year Bonus - Civilian	15,986
Year End Bonus	15,986
Cash Gift	1,365
Productivity Enhancement Incentive	1,365
Step Increment	479

Total Other Compensation Common to All	64,432

Other Compensation for Specific Groups

638	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Magna Carta for Public Health Workers	482
Lump-sum for filling of Positions - Civilian	41,847

Total Other Compensation for Specific Groups	42,329

Other Benefits
PAG-IBIG Contributions	327
PhilHealth Contributions	3,871
Employees Compensation Insurance Premiums	327
Loyalty Award - Civilian	130

Total Other Benefits	4,655

Non-Permanent Positions	31,410

Total Personnel Services	334,666

Maintenance and Other Operating Expenses
Travelling Expenses	1,000
Training and Scholarship Expenses	4,150
Supplies and Materials Expenses	15,234
Utility Expenses	5,090
Communication Expenses	6,300
Awards/Rewards and Prizes	500
Survey, Research, Exploration and Development Expenses	22,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	4,649
General Services	7,784
Repairs and Maintenance	3,990
Financial Assistance/Subsidy	56,792
Taxes, Insurance Premiums and Other Fees	2,170
Labor and Wages	345
Other Maintenance and Operating Expenses
Advertising Expenses	100
Printing and Publication Expenses	402
Representation Expenses	422
Transportation and Delivery Expenses	422
Membership Dues and Contributions to Organizations	121
Subscription Expenses	2,000
Other Maintenance and Operating Expenses	12,500

Total Maintenance and Other Operating Expenses	146,121

Total Current Operating Expenditures	480,787

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	1,950,000
Buildings and Other Structures	70,000
Machinery and Equipment Outlay	10,000
Transportation Equipment Outlay	10,000

Total Capital Outlays	2,040,000

TOTAL NEW APPROPRIATIONS	2,520,787

DECEMBER 25, 2023	OFFICIAL GAZETTE	639
STATE UNIVERSITIES AND COLLEGES

K.3. CEBU TECHNOLOGICAL UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	2,328,760,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	232,446,000	₱	108,179,000	₱		₱	340,625,000
Support to Operations		22,066,000		29,685,000				51,751,000
Operations		642,378,000		141,677,000		20,000,000		804,055,000

HIGHER EDUCATION PROGRAM		624,291,000		66,168,000		20,000,000		710,459,000
ADVANCED EDUCATION PROGRAM		16,266,000		12,051,000				28,317,000
RESEARCH PROGRAM		943,000		46,197,000				47,140,000
TECHNICAL ADVISORY EXTENSION PROGRAM		878,000		17,261,000				18,139,000

Total, Regular Programs		896,890,000		279,541,000		20,000,000		1,196,431,000

B. PROJECT(S)
Locally-Funded Project(s)				982,329,000		150,000,000		1,132,329,000

Total, Project(s)				982,329,000		150,000,000		1,132,329,000

TOTAL NEW APPROPRIATIONS	₱	896,890,000	₱	1,261,870,000	₱	170,000,000	₱	2,328,760,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	91,977,000	₱	108,179,000	₱	₱	200,156,000
Administration of Personnel Benefits		140,469,000					140,469,000

Sub-total, General Administration and Support		232,446,000		108,179,000			340,625,000

Support to Operations

640	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Auxiliary Services		22,066,000		29,685,000				51,751,000

Sub-total, Support to Operations		22,066,000		29,685,000				51,751,000

Operations
HIGHER EDUCATION PROGRAM		624,291,000		66,168,000		20,000,000		710,459,000

Provision of Higher Education Services		624,291,000		66,168,000		20,000,000		710,459,000
ADVANCED EDUCATION PROGRAM		16,266,000		12,051,000				28,317,000

Provision of Advanced Education Services		16,266,000		12,051,000				28,317,000
RESEARCH PROGRAM		943,000		46,197,000				47,140,000

Conduct of Research Services		943,000		46,197,000				47,140,000
TECHNICAL ADVISORY EXTENSION PROGRAM		878,000		17,261,000				18,139,000

Provision of Extension Services		878,000		17,261,000				18,139,000

Sub-total, Operations		642,378,000		141,677,000		20,000,000		804,055,000

Total, Regular Programs		896,890,000		279,541,000		20,000,000		1,196,431,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				973,829,000				973,829,000
Completion of Four-Storey Education and Graduate
School Building, Danao Campus						20,000,000		20,000,000
Capacity Development on Futures
Thinking and Strategic Foresight				2,000,000				2,000,000
Construction/Completion of Academic Buildings,
Cebu Technological University (CTU)-Liloan Campus						50,000,000		50,000,000
Construction/Completion of Academic Buildings,
Cebu Technological University (CTU)-Borbon Campus						50,000,000		50,000,000
Construction of School Building,
Cebu Technological University (CTU) - Malabuyoc
Extension Campus, Malabuyoc, Cebu						30,000,000		30,000,000
Tulong Dunong Program				5,500,000				5,500,000
Financial Assistance to Athletes and Athletic Programs				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				982,329,000		150,000,000		1,132,329,000

Total, Project(s)				982,329,000		150,000,000		1,132,329,000

TOTAL NEW APPROPRIATIONS	₱	896,890,000	₱	1,261,870,000	₱	170,000,000	₱	2,328,760,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	641
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	574,740

Total Permanent Positions	574,740

Other Compensation Common to All
Personnel Economic Relief Allowance	25,416
Representation Allowance	288
Transportation Allowance	288
Clothing and Uniform Allowance	6,354
Honoraria	12,238
Mid-Year Bonus - Civilian	47,895
Year End Bonus	47,895
Cash Gift	5,295
Productivity Enhancement Incentive	5,295
Step Increment	1,438

Total Other Compensation Common to All	152,402

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,773
Lump-sum for Filling of Positions - Civilian	135,366
Anniversary Bonus - Civilian	4,527

Total Other Compensation for Specific Groups	141,666

Other Benefits
PAG-IBIG Contributions	1,270
PhilHealth Contributions	12,381
Employees Compensation Insurance Premiums	1,270
Loyalty Award - Civilian	535
Terminal Leave	5,103

Total Other Benefits	20,559

Non-Permanent Positions	7,523

Total Personnel Services	896,890

Maintenance and Other Operating Expenses
Travelling Expenses	67,560
Training and Scholarship Expenses	16,000
Supplies and Materials Expenses	33,552
Utility Expenses	25,651
Communication Expenses	19,933

642	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Awards/Rewards and Prizes	2,000
Survey, Research, Exploration and Development Expenses	20,551
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	200
Professional Services	13,936
General Services	27,928
Repairs and Maintenance	30,418
Financial Assistance/Subsidy	980,329
Taxes, Insurance Premiums and Other Fees	3,000
Labor and Wages	1,000
Other Maintenance and Operating Expenses
Advertising Expenses	500
Printing and Publication Expenses	1,100
Representation Expenses	9,605
Transportation and Delivery Expenses	700
Rent/Lease Expenses	1,500
Membership Dues and Contributions to Organizations	2,407
Subscription Expenses	4,000

Total Maintenance and Other Operating Expenses	1,261,870

Total Current Operating Expenditures	2,158,760

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	150,000
Other Property Plant and Equipment Outlay	20,000

Total Capital Outlays	170,000

TOTAL NEW APPROPRIATIONS	2,328,760

K.4. NEGROS ORIENTAL STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,011,722,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱	252,129,000	₱	16,592,000	₱	₱	268,721,000
Support to Operations		3,795,000		3,902,000			7,697,000
Operations		270,154,000		93,562,000			363,716,000

HIGHER EDUCATION PROGRAM		265,173,000		79,435,000			344,608,000
ADVANCED EDUCATION PROGRAM		1,974,000		387,000			2,361,000
RESEARCH PROGRAM		3,007,000		12,795,000			15,802,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	643
STATE UNIVERSITIES AND COLLEGES

TECHNICAL ADVISORY EXTENSION PROGRAM				945,000				945,000

Total, Regular Programs		526,078,000		114,056,000				640,134,000

B. PROJECT(S)
Locally-Funded Project(s)				341,588,000		30,000,000		371,588,000

Total, Project(s)				341,588,000		30,000,000		371,588,000

TOTAL NEW APPROPRIATIONS	₱	526,078,000	₱	455,644,000	₱	30,000,000	₱	1,011,722,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	118,830,000	₱	16,592,000	₱	₱	135,422,000
Administration of Personnel Benefits		133,299,000					133,299,000

Sub-total, General Administration and Support		252,129,000		16,592,000			268,721,000

Support to Operations
Auxiliary Services		3,795,000		3,902,000			7,697,000

Sub-total, Support to Operations		3,795,000		3,902,000			7,697,000

Operations
HIGHER EDUCATION PROGRAM		265,173,000		79,435,000			344,608,000

Provision of Higher Education Services		265,173,000		79,435,000			344,608,000
ADVANCED EDUCATION PROGRAM		1,974,000		387,000			2,361,000

Provision of Advanced Education Services		1,974,000		387,000			2,361,000
RESEARCH PROGRAM		3,007,000		12,795,000			15,802,000

Conduct of Research Services		3,007,000		12,795,000			15,802,000
TECHNICAL ADVISORY EXTENSION PROGRAM				945,000			945,000

Provision of Extension Services				945,000			945,000

Sub-total, Operations		270,154,000		93,562,000			363,716,000

Total, Regular Programs		526,078,000		114,056,000			640,134,000

644	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				338,588,000				338,588,000
Improvement of Academic Building
CTHM, Main Campus						15,000,000		15,000,000
Rehabilitation of Power
Distribution System for Main Campus						15,000,000		15,000,000
Capacity Development on Futures
Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				341,588,000		30,000,000		371,588,000

Total, Project(s)				341,588,000		30,000,000		371,588,000

TOTAL NEW APPROPRIATIONS	₱	526,078,000	₱	455,644,000	₱	30,000,000	₱	1,011,722,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	204,896

Total Permanent Positions	204,896

Other Compensation Common to All
Personnel Economic Relief Allowance	9,216
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	2,304
Honoraria	32,023
Mid-Year Bonus - Civilian	17,074
Year End Bonus	17,074
Cash Gift	1,920
Productivity Enhancement Incentive	1,920
Step Increment	513

Total Other Compensation Common to All	82,404

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	73
Lump-sum for filling of Positions - Civilian	131,774
Anniversary Bonus - Civilian	2,052

DECEMBER 25, 2023	OFFICIAL GAZETTE	645
STATE UNIVERSITIES AND COLLEGES

Total Other Compensation for Specific Groups	133,899

Other Benefits
PAG-IBIG Contributions	461
PhilHealth Contributions	4,469
Employees Compensation Insurance Premiums	461
Loyalty Award - Civilian	205
Terminal Leave	1,525

Total Other Benefits	7,121

Non-Permanent Positions	97,758

Total Personnel Services	526,078

Maintenance and Other Operating Expenses
Travelling Expenses	8,670
Training and Scholarship Expenses	5,329
Supplies and Materials Expenses	11,750
Utility Expenses	40,135
Communication Expenses	1,445
Survey, Research, Exploration and Development Expenses	13,787
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	5,842
General Services	24,020
Repairs and Maintenance	1,000
Financial Assistance/Subsidy	339,588
Taxes, Insurance Premiums and Other Fees	1,467
Other Maintenance and Operating Expenses
Printing and Publication Expenses	245
Representation Expenses	1,066
Transportation and Delivery Expenses	1,026
Membership Dues and Contributions to Organizations	124

Total Maintenance and Other Operating Expenses	455,644

Total Current Operating Expenditures	981,722

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	15,000
Buildings and Other Structures	15,000

Total Capital Outlays	30,000

TOTAL NEW APPROPRIATIONS	1,011,722

K.5. SIQUIJOR STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	161,995,000

New Appropriations, by Programs/Projects

646	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	32,057,000	₱	9,418,000	₱	1,800,000	₱	43,275,000
Operations		54,300,000		5,581,000		18,200,000		78,081,000

HIGHER EDUCATION PROGRAM		49,628,000		5,254,000		18,200,000		73,082,000
RESEARCH PROGRAM		4,672,000		327,000				4,999,000

Total, Regular Programs		86,357,000		14,999,000		20,000,000		121,356,000

B. PROJECT(S)
Locally-Funded Project(s)				35,639,000		5,000,000		40,639,000

Total, Project(s)				35,639,000		5,000,000		40,639,000

TOTAL NEW APPROPRIATIONS	₱	86,357,000	₱	50,638,000	₱	25,000,000	₱	161,995,000

New Appropriations, by Programs/Activities

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	13,003,000	₱	9,418,000	₱	1,800,000	₱	24,221,000
Administration of Personnel Benefits		19,054,000						19,054,000

Sub-total, General Administration and Support		32,057,000		9,418,000		1,800,000		43,275,000

Operations
HIGHER EDUCATION PROGRAM		49,628,000		5,254,000		18,200,000		73,082,000

Provision of Higher Education Services		49,628,000		5,254,000		18,200,000		73,082,000
RESEARCH PROGRAM		4,672,000		327,000				4,999,000

Conduct of Research Services		4,672,000		327,000				4,999,000

Sub-total, Operations		54,300,000		5,581,000		18,200,000		78,081,000

Total, Regular Programs		86,357,000		14,999,000		20,000,000		121,356,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	647
STATE UNIVERSITIES AND COLLEGES

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				32,639,000				32,639,000
Improvement of School Façade						5,000,000		5,000,000
Capacity Development on Futures
Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				35,639,000		5,000,000		40,639,000

Total, Project(s)				35,639,000		5,000,000		40,639,000

TOTAL NEW APPROPRIATIONS	₱	86,357,000	₱	50,638,000	₱	25,000,000	₱	161,995,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	50,834

Total Permanent Positions	50,834

Other Compensation Common to All
Personnel Economic Relief Allowance	2,040
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	510
Honoraria	277
Mid-Year Bonus - Civilian	4,236
Year End Bonus	4,236
Cash Gift	425
Productivity Enhancement Incentive	425
Step Increment	126

Total Other Compensation Common to All	12,611

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	139
Lump-sum for filling of Positions - Civilian	19,054

Total Other Compensation for Specific Groups	19,193

Other Benefits
PAG-IBIG Contributions	102

648	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

PhilHealth Contributions	1,046
Employees Compensation Insurance Premiums	102
Loyalty Award - Civilian	85

Total Other Benefits	1,335

Non-Permanent Positions	2,384

Total Personnel Services	86,357

Maintenance and Other Operating Expenses
Travelling Expenses	1,592
Training and Scholarship Expenses	1,994
Supplies and Materials Expenses	2,482
Utility Expenses	2,330
Communication Expenses	2,190
Awards/Rewards and Prizes	400
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	135
Professional Services	340
General Services	20
Repairs and Maintenance	197
Financial Assistance/Subsidy	33,639
Taxes, Insurance Premiums and Other Fees	1,071
Labor and Wages	690
Other Maintenance and Operating Expenses
Representation Expenses	425
Transportation and Delivery Expenses	10
Membership Dues and Contributions to Organizations	103
Subscription Expenses	20
Other Maintenance and Operating Expenses	1,000

Total Maintenance and Other Operating Expenses	50,638

Total Current Operating Expenditures	136,995

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	5,000
Machinery and Equipment Outlay	10,000
Transportation Equipment Outlay	9,300
Furniture, Fixtures and Books Outlay	700

Total Capital Outlays	25,000

TOTAL NEW APPROPRIATIONS	161,995

DECEMBER 25, 2023	OFFICIAL GAZETTE	649
STATE UNIVERSITIES AND COLLEGES

L. REGION VIII - EASTERN VISAYAS

L.1. BILIRAN PROVINCE STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	542,449,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	55,614,000	₱	9,995,000	₱		₱	65,609,000
Support to Operations				1,862,000				1,862,000
Operations		176,476,000		40,765,000		15,000,000		232,241,000

HIGHER EDUCATION PROGRAM		176,476,000		38,555,000		15,000,000		230,031,000
ADVANCED EDUCATION PROGRAM				50,000				50,000
RESEARCH PROGRAM				1,757,000				1,757,000
TECHNICAL ADVISORY EXTENSION PROGRAM				403,000				403,000

Total, Regular Programs		232,090,000		52,622,000		15,000,000		299,712,000

B. PROJECT(S)
Locally-Funded Project(s)				126,737,000		116,000,000		242,737,000

Total, Project(s)				126,737,000		116,000,000		242,737,000

TOTAL NEW APPROPRIATIONS	₱	232,090,000	₱	179,359,000	₱	131,000,000	₱	542,449,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	21,057,000	₱	9,995,000	₱	₱	31,052,000
Administration of Personnel Benefits		34,557,000					34,557,000

Sub-total, General Administration and Support		55,614,000		9,995,000			65,609,000

650	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Support to Operations
Auxiliary Services				1,862,000				1,862,000

Sub-total, Support to Operations				1,862,000				1,862,000

Operations
HIGHER EDUCATION PROGRAM		176,476,000		38,555,000		15,000,000		230,031,000

Provision of Higher Education Services		176,476,000		38,555,000		15,000,000		230,031,000
ADVANCED EDUCATION PROGRAM				50,000				50,000

Provision of Advanced Education Services				50,000				50,000

RESEARCH PROGRAM				1,757,000				1,757,000

Conduct of Research Services				1,757,000				1,757,000
TECHNICAL ADVISORY EXTENSION PROGRAM				403,000				403,000

Provision of Extension Services				403,000				403,000

Sub-total, Operations		176,476,000		40,765,000		15,000,000		232,241,000

Total, Regular Programs		232,090,000		52,622,000		15,000,000		299,712,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				123,737,000				123,737,000
Continuation of the Completion of the Construction of the Five-Storey Graduate School and Administration Building						66,000,000		66,000,000
Capacity Development on Futures
Thinking and Strategic Foresight				2,000,000				2,000,000
Increase in Carrying Capacity of
Nursing and Allied Health Programs						50,000,000		50,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				126,737,000		116,000,000		242,737,000

Total, Project(s)				126,737,000		116,000,000		242,737,000

TOTAL NEW APPROPRIATIONS	₱	232,090,000	₱	179,359,000	₱	131,000,000	₱	542,449,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures

DECEMBER 25, 2023	OFFICIAL GAZETTE	651
STATE UNIVERSITIES AND COLLEGES

Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	153,508

Total Permanent Positions	153,508

Other Compensation Common to All
Personnel Economic Relief Allowance	7,752
Representation Allowance	120
Transportation Allowance	120
Clothing and Uniform Allowance	1,938
Mid-Year Bonus - Civilian	12,793
Year End Bonus	12,793
Cash Gift	1,615
Productivity Enhancement Incentive	1,615
Step Increment	384

Total Other Compensation Common to All	39,130

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	120
Lump-sum for filling of Positions - Civilian	30,091

Total Other Compensation for Specific Groups	30,211

Other Benefits
PAG-IBIG Contributions	387
PhilHealth Contributions	3,314
Employees Compensation Insurance Premiums	387
Loyalty Award - Civilian	105
Terminal Leave	4,466

Total Other Benefits	8,659

Non-Permanent Positions	582

Total Personnel Services	232,090

Maintenance and Other Operating Expenses
Travelling Expenses	6,995
Training and Scholarship Expenses	2,564
Supplies and Materials Expenses	16,643
Utility Expenses	13,271
Communication Expenses	1,089
Awards/Rewards and Prizes	300
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	2,000
General Services	869

652	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Repairs and Maintenance	6,853
Financial Assistance/Subsidy	124,737
Taxes, Insurance Premiums and Other Fees	679
Other Maintenance and Operating Expenses
Advertising Expenses	20
Printing and Publication Expenses	60
Representation Expenses	978
Transportation and Delivery Expenses	32
Rent/Lease Expenses	30
Membership Dues and Contributions to Organizations	25
Subscription Expenses	22
Other Maintenance and Operating Expenses	42

Total Maintenance and Other Operating Expenses	179,359

Total Current Operating Expenditures	411,449

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	106,000
Machinery and Equipment Outlay	25,000

Total Capital Outlays	131,000

TOTAL NEW APPROPRIATIONS	542,449

L.2. EASTERN SAMAR STATE UNIVERSITY

For general administration and support, and operations, including locally-funded project(s) as indicated hereunder	₱	656,697,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	67,975,000	₱	11,785,000	₱		₱	79,760,000
Operations		346,869,000		48,845,000		15,000,000		410,714,000

HIGHER EDUCATION PROGRAM		345,426,000		32,436,000		15,000,000		392,862,000
ADVANCED EDUCATION PROGRAM		1,293,000		538,000				1,831,000
RESEARCH PROGRAM		100,000		6,713,000				6,813,000
TECHNICAL ADVISORY EXTENSION PROGRAM		50,000		9,158,000				9,208,000

Total, Regular Programs		414,844,000		60,630,000		15,000,000		490,474,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	653
STATE UNIVERSITIES AND COLLEGES

B. PROJECT(S)
Locally-Funded Project(s)				151,223,000		15,000,000		166,223,000

Total, Project(s)				151,223,000		15,000,000		166,223,000

TOTAL NEW APPROPRIATIONS	₱	414,844,000	₱	211,853,000	₱	30,000,000	₱	656,697,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	48,688,000	₱	11,785,000	₱		₱	60,473,000
Administration of Personnel Benefits		19,287,000						19,287,000

Sub-total, General Administration and Support		67,975,000		11,785,000				79,760,000

Operations
HIGHER EDUCATION PROGRAM		345,426,000		32,436,000		15,000,000		392,862,000

Provision of Higher Education Services		345,426,000		32,436,000		15,000,000		392,862,000
ADVANCED EDUCATION PROGRAM		1,293,000		538,000				1,831,000

Provision of Advanced Education Services		1,293,000		538,000				1,831,000
RESEARCH PROGRAM		100,000		6,713,000				6,813,000

Conduct of Research Services		100,000		6,713,000				6,813,000
TECHNICAL ADVISORY EXTENSION PROGRAM		50,000		9,158,000				9,208,000

Provision of Extension Services		50,000		9,158,000				9,208,000

Sub-total, Operations		346,869,000		48,845,000		15,000,000		410,714,000

Total, Regular Programs		414,844,000		60,630,000		15,000,000		490,474,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				146,723,000				146,723,000
Construction of Criminology Laboratory
Building, Guiuan Campus						15,000,000		15,000,000

654	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Capacity Development on Futures
Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				2,500,000				2,500,000

Sub-total, Locally-Funded Project(s)				151,223,000		15,000,000		166,223,000

Total, Project(s)				151,223,000		15,000,000		166,223,000

TOTAL NEW APPROPRIATIONS	₱	414,844,000	₱	211,853,000	₱	30,000,000	₱	656,697,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	297,642

Total Permanent Positions	297,642

Other Compensation Common to All
Personnel Economic Relief Allowance	17,448
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	4,362
Honoraria	2,137
Mid-Year Bonus - Civilian	24,804
Year End Bonus	24,804
Cash Gift	3,635
Productivity Enhancement Incentive	3,635
Step Increment	745

Total Other Compensation Common to All	81,930

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	984
Lump-sum for filling of Positions - Civilian	17,732
Anniversary Bonus - Civilian	2,115

Total Other Compensation for Specific Groups	20,831

Other Benefits
PAG-IBIG Contributions	872
PhilHealth Contributions	6,573
Employees Compensation Insurance Premiums	872
Loyalty Award - Civilian	615
Terminal Leave	1,555

Total Other Benefits	10,487

DECEMBER 25, 2023	OFFICIAL GAZETTE	655
STATE UNIVERSITIES AND COLLEGES

Non-Permanent Positions	3,954

Total Personnel Services	414,844

Maintenance and Other Operating Expenses
Travelling Expenses	4,601
Training and Scholarship Expenses	3,316
Supplies and Materials Expenses	14,447
Utility Expenses	7,224
Communication Expenses	5,185
Awards/Rewards and Prizes	160
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	2,193
General Services	3,323
Repairs and Maintenance	10,596
Financial Assistance/Subsidy	149,223
Taxes, Insurance Premiums and Other Fees	1,240
Labor and Wages	522
Other Maintenance and Operating Expenses
Advertising Expenses	118
Printing and Publication Expenses	448
Representation Expenses	3,231
Rent/Lease Expenses	50
Membership Dues and Contributions to Organizations	537
Subscription Expenses	210
Other Maintenance and Operating Expenses	3,079

Total Maintenance and Other Operating Expenses	211,853

Total Current Operating Expenditures	626,697

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	15,000
Machinery and Equipment Outlay	15,000

Total Capital Outlays	30,000

TOTAL NEW APPROPRIATIONS	656,697

L.3. EASTERN VISAYAS STATE UNIVERSITY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	874,535,000

656	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	106,253,000	₱	16,343,000	₱		₱	122,596,000
Operations		367,244,000		24,962,000		15,000,000		407,206,000

HIGHER EDUCATION PROGRAM		358,828,000		20,526,000		15,000,000		394,354,000
ADVANCED EDUCATION PROGRAM		4,796,000		1,583,000				6,379,000
RESEARCH PROGRAM		1,437,000		2,487,000				3,924,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,183,000		366,000				2,549,000

Total, Regular Programs		473,497,000		41,305,000		15,000,000		529,802,000

B. PROJECT(S)
Locally-Funded Project(s)				266,788,000		77,945,000		344,733,000

Total, Project(s)				266,788,000		77,945,000		344,733,000

TOTAL NEW APPROPRIATIONS	₱	473,497,000	₱	308,093,000	₱	92,945,000	₱	874,535,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	42,772,000	₱	16,343,000	₱		₱	59,115,000
Administration of Personnel Benefits		63,481,000						63,481,000

Sub-total, General Administration and Support		106,253,000		16,343,000				122,596,000

Operations
HIGHER EDUCATION PROGRAM		358,828,000		20,526,000		15,000,000		394,354,000

Provision of Higher Education Services		358,828,000		20,526,000		15,000,000		394,354,000
ADVANCED EDUCATION PROGRAM		4,796,000		1,583,000				6,379,000

Provision of Advanced Education Services		4,796,000		1,583,000				6,379,000
RESEARCH PROGRAM		1,437,000		2,487,000				3,924,000

Conduct of Research Services		1,437,000		2,487,000				3,924,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	657
STATE UNIVERSITIES AND COLLEGES

TECHNICAL ADVISORY EXTENSION PROGRAM		2,183,000		366,000				2,549,000

Provision of Extension Services		2,183,000		366,000				2,549,000

Sub-total, Operations		367,244,000		24,962,000		15,000,000		407,206,000

Total, Regular Programs		473,497,000		41,305,000		15,000,000		529,802,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				261,538,000				261,538,000
Completion of Three (3) Storey
EVSU Burauen Academic Building						37,945,000		37,945,000
Construction of Multi-Purpose Building (Dormitory)						40,000,000		40,000,000
Capacity Development on Futures
Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				3,250,000				3,250,000

Sub-total, Locally-Funded Project(s)				266,788,000		77,945,000		344,733,000

Total, Project(s)				266,788,000		77,945,000		344,733,000

TOTAL NEW APPROPRIATIONS	₱	473,497,000	₱	308,093,000	₱	92,945,000	₱	874,535,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	314,191

Total Permanent Positions	314,191

Other Compensation Common to All
Personnel Economic Relief Allowance	15,360
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	3,840
Honoraria	1,628
Mid-Year Bonus - Civilian	26,182
Year End Bonus	26,182
Cash Gift	3,200
Productivity Enhancement Incentive	3,200
Step Increment	786

658	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Total Other Compensation Common to All	80,858

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,116
Lump-sum for filling of Positions - Civilian	60,152
Anniversary Bonus - Civilian	1,890

Total Other Compensation for Specific Groups	63,158

Other Benefits
PAG-IBIG Contributions	768
PhilHealth Contributions	6,876
Employees Compensation Insurance Premiums	768
Loyalty Award - Civilian	390
Terminal Leave	3,329

Total Other Benefits	12,131

Non-Permanent Positions	3,159

Total Personnel Services	473,497

Maintenance and Other Operating Expenses
Travelling Expenses	5,420
Training and Scholarship Expenses	1,888
Supplies and Materials Expenses	6,555
Utility Expenses	10,184
Communication Expenses	682
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	585
General Services	3,355
Repairs and Maintenance	800
Financial Assistance/Subsidy	264,788
Taxes, Insurance Premiums and Other Fees	5,078
Labor and Wages	1,979
Other Maintenance and Operating Expenses
Printing and Publication Expenses	495
Representation Expenses	2,617
Membership Dues and Contributions to Organizations	244
Other Maintenance and Operating Expenses	1,273

Total Maintenance and Other Operating Expenses	308,093

Total Current Operating Expenditures	781,590

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	77,945
Machinery and Equipment Outlay	13,760
Furniture, Fixtures and Books Outlay	240
Intangible Assets Outlay	1,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	659
STATE UNIVERSITIES AND COLLEGES

Total Capital Outlays	92,945

TOTAL NEW APPROPRIATIONS	874,535

L.4. LEYTE NORMAL UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	446,282,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	51,882,000	₱	21,562,000	₱		₱	73,444,000
Support to Operations		12,437,000		3,145,000				15,582,000
Operations		154,659,000		28,635,000		15,000,000		198,294,000

HIGHER EDUCATION PROGRAM		148,567,000		27,281,000		15,000,000		190,848,000
ADVANCED EDUCATION PROGRAM		2,416,000		96,000				2,512,000
RESEARCH PROGRAM		1,379,000		774,000				2,153,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,297,000		484,000				2,781,000

Total, Regular Programs		218,978,000		53,342,000		15,000,000		287,320,000

B. PROJECT(S)
Locally-Funded Project(s)				63,962,000		95,000,000		158,962,000

Total, Project(s)				63,962,000		95,000,000		158,962,000

TOTAL NEW APPROPRIATIONS	₱	218,978,000	₱	117,304,000	₱	110,000,000	₱	446,282,000

660	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	26,412,000	₱	21,562,000	₱		₱	47,974,000
Administration of Personnel Benefits		25,470,000						25,470,000

Sub-total, General Administration and Support		51,882,000		21,562,000				73,444,000

Support to Operations
Auxiliary Services		12,437,000		3,145,000				15,582,000

Sub-total, Support to Operations		12,437,000		3,145,000				15,582,000

Operations
HIGHER EDUCATION PROGRAM		148,567,000		27,281,000		15,000,000		190,848,000

Provision of Higher Education Services		148,567,000		27,281,000		15,000,000		190,848,000
ADVANCED EDUCATION PROGRAM		2,416,000		96,000				2,512,000

Provision of Advanced Education Services		2,416,000		96,000				2,512,000
RESEARCH PROGRAM		1,379,000		774,000				2,153,000

Conduct of Research Services		1,379,000		774,000				2,153,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,297,000		484,000				2,781,000

Provision of Extension Services		2,297,000		484,000				2,781,000

Sub-total, Operations		154,659,000		28,635,000		15,000,000		198,294,000

Total, Regular Programs		218,978,000		53,342,000		15,000,000		287,320,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				60,962,000				60,962,000
Major Expansion of the Learning Resource Center						95,000,000		95,000,000
Capacity Development on Futures
Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				63,962,000		95,000,000		158,962,000

Total, Project(s)				63,962,000		95,000,000		158,962,000

TOTAL NEW APPROPRIATIONS	₱	218,978,000	₱	117,304,000	₱	110,000,000	₱	446,282,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	661
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	148,438

Total Permanent Positions	148,438

Other Compensation Common to All
Personnel Economic Relief Allowance	6,960
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	1,740
Honoraria	2,841
Mid-Year Bonus - Civilian	12,369
Year End Bonus	12,369
Cash Gift	1,450
Productivity Enhancement Incentive	1,450
Step Increment	372

Total Other Compensation Common to All	39,911

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	475
Lump-sum for Filling of Positions - Civilian	23,409

Total Other Compensation for Specific Groups	23,884

Other Benefits
PAG-IBIG Contributions	349
PhilHealth Contributions	3,217
Employees Compensation Insurance Premiums	349
Loyalty Award - Civilian	250
Terminal Leave	2,061

Total Other Benefits	6,226

Non-Permanent Positions	519

Total Personnel Services	218,978

Maintenance and Other Operating Expenses
Travelling Expenses	3,762
Training and Scholarship Expenses	4,256
Supplies and Materials Expenses	9,168
Utility Expenses	11,632
Communication Expenses	1,098
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
General Services	9,970
Repairs and Maintenance	7,750
Financial Assistance/Subsidy	61,962
Taxes, Insurance Premiums and Other Fees	3,429
Other Maintenance and Operating Expenses

662	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Representation Expenses	1,758
Other Maintenance and Operating Expenses	369

Total Maintenance and Other Operating Expenses	117,304

Total Current Operating Expenditures	336,282

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	95,000
Machinery and Equipment Outlay	15,000

Total Capital Outlays	110,000

TOTAL NEW APPROPRIATIONS	446,282

L.5. NORTHWEST SAMAR STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	303,104,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	34,510,000	₱	4,663,000	₱		₱	39,173,000
Support to Operations				1,554,000		1,400,000		2,954,000
Operations		160,638,000		13,895,000		10,000,000		184,533,000

HIGHER EDUCATION PROGRAM		159,742,000		10,874,000		10,000,000		180,616,000
ADVANCED EDUCATION PROGRAM				207,000				207,000
RESEARCH PROGRAM				1,339,000				1,339,000
TECHNICAL ADVISORY EXTENSION PROGRAM		896,000		1,475,000				2,371,000

Total, Regular Programs		195,148,000		20,112,000		11,400,000		226,660,000

B. PROJECT(S)
Locally-Funded Project(s)				62,844,000		13,600,000		76,444,000

Total, Project(s)				62,844,000		13,600,000		76,444,000

TOTAL NEW APPROPRIATIONS	₱	195,148,000	₱	82,956,000	₱	25,000,000	₱	303,104,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	663
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	19,772,000	₱	4,663,000	₱		₱	24,435,000
Administration of Personnel Benefits		14,738,000						14,738,000

Sub-total, General Administration and Support		34,510,000		4,663,000				39,173,000

Support to Operations
Auxiliary Services				1,554,000		1,400,000		2,954,000

Sub-total, Support to Operations				1,554,000		1,400,000		2,954,000

Operations
HIGHER EDUCATION PROGRAM		159,742,000		10,874,000		10,000,000		180,616,000

Provision of Higher Education Services		159,742,000		10,874,000		10,000,000		180,616,000
ADVANCED EDUCATION PROGRAM				207,000				207,000

Provision of Advanced Education Services				207,000				207,000
RESEARCH PROGRAM				1,339,000				1,339,000

Conduct of Research Services				1,339,000				1,339,000
TECHNICAL ADVISORY EXTENSION PROGRAM		896,000		1,475,000				2,371,000

Provision of Extension Services		896,000		1,475,000				2,371,000

Sub-total, Operations		160,638,000		13,895,000		10,000,000		184,533,000

Total, Regular Programs		195,148,000		20,112,000		11,400,000		226,660,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				59,844,000				59,844,000
Construction of Students’ Dormitory - Main Campus						13,600,000		13,600,000
Capacity Development on Futures
Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				62,844,000		13,600,000		76,444,000

Total, Project(s)				62,844,000		13,600,000		76,444,000

TOTAL NEW APPROPRIATIONS	₱	195,148,000	₱	82,956,000	₱	25,000,000	₱	303,104,000

664	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	136,719

Total Permanent Positions	136,719

Other Compensation Common to All
Personnel Economic Relief Allowance	7,512
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	1,878
Honoraria	2,010
Mid-Year Bonus - Civilian	11,394
Year End Bonus	11,394
Cash Gift	1,565
Productivity Enhancement Incentive	1,565
Step Increment	342

Total Other Compensation Common to All	38,020

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	432
Lump-sum for filling of Positions - Civilian	14,108

Total Other Compensation for Specific Groups	14,540

Other Benefits
PAG-IBIG Contributions	376
PhilHealth Contributions	3,003
Employees Compensation Insurance Premiums	376
Loyalty Award - Civilian	250
Terminal Leave	630

Total Other Benefits	4,635

Non-Permanent Positions	1,234

Total Personnel Services	195,148

DECEMBER 25, 2023	OFFICIAL GAZETTE	665
STATE UNIVERSITIES AND COLLEGES

Maintenance and Other Operating Expenses
Travelling Expenses	3,184
Training and Scholarship Expenses	450
Supplies and Materials Expenses	4,747
Utility Expenses	4,792
Communication Expenses	430
Awards/Rewards and Prizes	30
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	250
Repairs and Maintenance	1,060
Financial Assistance/Subsidy	60,844
Taxes, Insurance Premiums and Other Fees	2,905
Other Maintenance and Operating Expenses
Advertising Expenses	50
Printing and Publication Expenses	73
Representation Expenses	1,342
Transportation and Delivery Expenses	198
Rent/Lease Expenses	101
Membership Dues and Contributions to Organizations	300
Subscription Expenses	50

Total Maintenance and Other Operating Expenses	82,956

Total Current Operating Expenditures	278,104

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	13,600
Machinery and Equipment Outlay	10,000
Transportation Equipment Outlay	1,400

Total Capital Outlays	25,000

TOTAL NEW APPROPRIATIONS	303,104

L.6. PALOMPON POLYTECHNIC STATE UNIVERSITY

(PALOMPON INSTITUTE OF TECHNOLOGY)

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	343,753,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱	74,903,000	₱	6,616,000	₱	₱	81,519,000
Support to Operations		780,000		3,468,000			4,248,000

666	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Operations		117,468,000		24,268,000		10,000,000		151,736,000

HIGHER EDUCATION PROGRAM		116,541,000		22,537,000		10,000,000		149,078,000
RESEARCH PROGRAM		927,000		1,212,000				2,139,000
TECHNICAL ADVISORY EXTENSION PROGRAM				519,000				519,000

Total, Regular Programs		193,151,000		34,352,000		10,000,000		237,503,000

B. PROJECT(S)
Locally-Funded Project(s)				56,250,000		50,000,000		106,250,000

Total, Project(s)				56,250,000		50,000,000		106,250,000

TOTAL NEW APPROPRIATIONS	₱	193,151,000	₱	90,602,000	₱	60,000,000	₱	343,753,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	28,701,000	₱	6,616,000	₱		₱	35,317,000
Administration of Personnel Benefits		46,202,000						46,202,000

Sub-total, General Administration and Support		74,903,000		6,616,000				81,519,000

Support to Operations
Auxiliary Services		780,000		3,468,000				4,248,000

Sub-total, Support to Operations		780,000		3,468,000				4,248,000

Operations
HIGHER EDUCATION PROGRAM		116,541,000		22,537,000		10,000,000		149,078,000

Provision of Higher Education Services		116,541,000		22,537,000		10,000,000		149,078,000
RESEARCH PROGRAM		927,000		1,212,000				2,139,000

Conduct of Research Services		927,000		1,212,000				2,139,000
TECHNICAL ADVISORY EXTENSION PROGRAM				519,000				519,000

Provision of Extension Services				519,000				519,000

Sub-total, Operations		117,468,000		24,268,000		10,000,000		151,736,000

Total, Regular Programs		193,151,000		34,352,000		10,000,000		237,503,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	667
STATE UNIVERSITIES AND COLLEGES

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				53,250,000				53,250,000
Completion on the Repair/Rehabilitation of Fashion and Apparel Technology (FAT) Building						7,500,000		7,500,000
Construction of Multi-Purpose
Covered Court, Tabango Campus						7,500,000		7,500,000
Construction of Innovation
Incubation Center Building						35,000,000		35,000,000
Capacity Development on Futures
Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				56,250,000		50,000,000		106,250,000

Total, Project(s)				56,250,000		50,000,000		106,250,000

TOTAL NEW APPROPRIATIONS	₱	193,151,000	₱	90,602,000	₱	60,000,000	₱	343,753,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	112,683

Total Permanent Positions	112,683

Other Compensation Common to All
Personnel Economic Relief Allowance	5,832
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	1,458
Honoraria	800
Mid-Year Bonus - Civilian	9,390
Year End Bonus	9,390
Cash Gift	1,215
Productivity Enhancement Incentive	1,215
Step Increment	281

Total Other Compensation Common to All	30,061

668	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	60
Lump-sum for filling of Positions - Civilian	43,796

Total Other Compensation for Specific Groups	43,856

Other Benefits
PAG-IBIG Contributions	290
PhilHealth Contributions	2,418
Employees Compensation Insurance Premiums	290
Loyalty Award - Civilian	183
Terminal Leave	2,406

Total Other Benefits	5,587

Non-Permanent Positions	964

Total Personnel Services	193,151

Maintenance and Other Operating Expenses
Travelling Expenses	1,720
Training and Scholarship Expenses	1,015
Supplies and Materials Expenses	8,539
Utility Expenses	6,500
Communication Expenses	1,915
Awards/Rewards and Prizes	200
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	1,735
General Services	4,045
Repairs and Maintenance	3,947
Financial Assistance/Subsidy	54,250
Taxes, Insurance Premiums and Other Fees	3,160
Other Maintenance and Operating Expenses
Membership Dues and Contributions to Organizations	320
Other Maintenance and Operating Expenses	1,106

Total Maintenance and Other Operating Expenses	90,602

Total Current Operating Expenditures	283,753

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	50,000
Machinery and Equipment Outlay	10,000

Total Capital Outlays	60,000

TOTAL NEW APPROPRIATIONS	343,753

L.7. SAMAR STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s) as indicated hereunder	₱	455,400,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	669
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	77,834,000	₱	7,148,000	₱		₱	84,982,000
Support to Operations		5,092,000		628,000				5,720,000
Operations		172,164,000		67,936,000		15,000,000		255,100,000

HIGHER EDUCATION PROGRAM		167,637,000		29,407,000		15,000,000		212,044,000
ADVANCED EDUCATION PROGRAM		4,527,000		935,000				5,462,000
RESEARCH PROGRAM				14,617,000				14,617,000
TECHNICAL ADVISORY EXTENSION PROGRAM				22,977,000				22,977,000

Total, Regular Programs		255,090,000		75,712,000		15,000,000		345,802,000

B. PROJECT(S)
Locally-Funded Project(s)				74,598,000		35,000,000		109,598,000

Total, Project(s)				74,598,000		35,000,000		109,598,000

TOTAL NEW APPROPRIATIONS	₱	255,090,000	₱	150,310,000	₱	50,000,000	₱	455,400,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	31,024,000	₱	7,148,000	₱	₱	38,172,000
Administration of Personnel Benefits		46,810,000					46,810,000

Sub-total, General Administration and Support		77,834,000		7,148,000			84,982,000

Support to Operations
Auxiliary Services		5,092,000		628,000			5,720,000

Sub-total, Support to Operations		5,092,000		628,000			5,720,000

670	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Operations
HIGHER EDUCATION PROGRAM		167,637,000		29,407,000		15,000,000		212,044,000

Provision of Higher Education Services		167,637,000		29,407,000		15,000,000		212,044,000
ADVANCED EDUCATION PROGRAM		4,527,000		935,000				5,462,000

Provision of Advanced Education Services		4,527,000		935,000				5,462,000
RESEARCH PROGRAM				14,617,000				14,617,000

Conduct of Research Services				14,617,000				14,617,000
TECHNICAL ADVISORY EXTENSION PROGRAM				22,977,000				22,977,000

Provision of Extension Services				22,977,000				22,977,000

Sub-total, Operations		172,164,000		67,936,000		15,000,000		255,100,000

Total, Regular Programs		255,090,000		75,712,000		15,000,000		345,802,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				71,598,000				71,598,000
Rehabilitation and Upgrading of Dormitory Building						15,000,000		15,000,000
Capacity Development on Futures
Thinking and Strategic Foresight				2,000,000				2,000,000
Establishment and/or Support to the College of Medicine						20,000,000		20,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				74,598,000		35,000,000		109,598,000

Total, Project(s)				74,598,000		35,000,000		109,598,000

TOTAL NEW APPROPRIATIONS	₱	255,090,000	₱	150,310,000	₱	50,000,000	₱	455,400,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	671
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	157,453

Total Permanent Positions	157,453

Other Compensation Common to All
Personnel Economic Relief Allowance	8,832
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	2,208
Honoraria	1,990
Mid-Year Bonus - Civilian	13,122
Year End Bonus	13,122
Cash Gift	1,840
Productivity Enhancement Incentive	1,840
Step Increment	394

Total Other Compensation Common to All	43,828

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	667
Lump-sum for filling of Positions - Civilian	41,596

Total Other Compensation for Specific Groups	42,263

Other Benefits
PAG-IBIG Contributions	442
PhilHealth Contributions	3,430
Employees Compensation Insurance Premiums	442
Loyalty Award - Civilian	365
Terminal Leave - Civilian	5,214

Total Other Benefits	9,893

Non-Permanent Positions	1,653

Total Personnel Services	255,090

Maintenance and Other Operating Expenses
Travelling Expenses	11,748
Training and Scholarship Expenses	12,835
Supplies and Materials Expenses	20,816
Utility Expenses	8,509
Communication Expenses	1,092
Awards/Rewards and Prizes	2,000
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	743
General Services	6,348
Repairs and Maintenance	5,332
Financial Assistance/Subsidy	72,598
Taxes, Insurance Premiums and Other Fees	711
Labor and Wages	235
Other Maintenance and Operating Expenses
Advertising Expenses	311

672	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Printing and Publication Expenses	415
Representation Expenses	1,176
Transportation and Delivery Expenses	1,189
Rent/Lease Expenses	339
Membership Dues and Contributions to Organizations	966
Subscription Expenses	20
Other Maintenance and Operating Expenses	777

Total Maintenance and Other Operating Expenses	150,310

Total Current Operating Expenditures	405,400

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	25,000
Machinery and Equipment Outlay	10,000
Other Property Plant and Equipment Outlay	15,000

Total Capital Outlays	50,000

TOTAL NEW APPROPRIATIONS	455,400

L.8. SOUTHERN LEYTE STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	581,395,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	71,069,000	₱	14,224,000	₱		₱	85,293,000
Support to Operations				1,674,000				1,674,000
Operations		279,763,000		63,294,000		15,000,000		358,057,000

HIGHER EDUCATION PROGRAM		279,417,000		48,797,000		15,000,000		343,214,000
ADVANCED EDUCATION PROGRAM				612,000				612,000
RESEARCH PROGRAM		346,000		11,151,000				11,497,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,734,000				2,734,000

Total, Regular Programs		350,832,000		79,192,000		15,000,000		445,024,000

B. PROJECT(S)
Locally-Funded Project(s)				121,371,000		15,000,000		136,371,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	673
STATE UNIVERSITIES AND COLLEGES

Total, Project(s)				121,371,000		15,000,000		136,371,000

TOTAL NEW APPROPRIATIONS	₱	350,832,000	₱	200,563,000	₱	30,000,000	₱	581,395,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	35,501,000	₱	14,224,000	₱		₱	49,725,000
Administration of Personnel Benefits		35,568,000						35,568,000

Sub-total, General Administration and Support		71,069,000		14,224,000				85,293,000

Support to Operations
Auxiliary Services				1,674,000				1,674,000

Sub-total, Support to Operations				1,674,000				1,674,000

Operations
HIGHER EDUCATION PROGRAM		279,417,000		48,797,000		15,000,000		343,214,000

Provision of Higher Education Services		279,417,000		48,797,000		15,000,000		343,214,000
ADVANCED EDUCATION PROGRAM				612,000				612,000

Provision of Advanced Education Services				612,000				612,000
RESEARCH PROGRAM		346,000		11,151,000				11,497,000

Conduct of Research Services		346,000		11,151,000				11,497,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,734,000				2,734,000

Provision of Extension Services				2,734,000				2,734,000

Sub-total, Operations		279,763,000		63,294,000		15,000,000		358,057,000

Total, Regular Programs		350,832,000		79,192,000		15,000,000		445,024,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				118,371,000				118,371,000
Construction of Three-Storey, 30 Rooms
Apartelle de SLSU						15,000,000		15,000,000

674	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Capacity Development on Futures
Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				121,371,000		15,000,000		136,371,000

Total, Project(s)				121,371,000		15,000,000		136,371,000

TOTAL NEW APPROPRIATIONS	₱	350,832,000	₱	200,563,000	₱	30,000,000	₱	581,395,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	245,268

Total Permanent Positions	245,268

Other Compensation Common to All
Personnel Economic Relief Allowance	11,472
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	2,868
Honoraria	421
Mid-Year Bonus - Civilian	20,438
Year End Bonus	20,438
Cash Gift	2,390
Productivity Enhancement Incentive	2,390
Step Increment	613

Total Other Compensation Common to All	61,390

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	557
Lump-sum for filling of Positions - Civilian	32,602

Total Other Compensation for Specific Groups	33,159

Other Benefits
PAG-IBIG Contributions	573
PhilHealth Contributions	5,179
Employees Compensation Insurance Premiums	573
Loyalty Award - Civilian	315
Terminal Leave	2,966

Total Other Benefits	9,606

DECEMBER 25, 2023	OFFICIAL GAZETTE	675
STATE UNIVERSITIES AND COLLEGES

Non-Permanent Positions	1,409

Total Personnel Services	350,832

Maintenance and Other Operating Expenses
Travelling Expenses	6,843
Training and Scholarship Expenses	3,060
Supplies and Materials Expenses	14,411
Utility Expenses	16,018
Communication Expenses	8,538
Awards/Rewards and Prizes	420
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	7,598
General Services	6,170
Repairs and Maintenance	8,466
Financial Assistance/Subsidy	119,371
Taxes, Insurance Premiums and Other Fees	2,776
Labor and Wages	745
Other Maintenance and Operating Expenses
Advertising Expenses	55
Printing and Publication Expenses	400
Representation Expenses	1,574
Transportation and Delivery Expenses	180
Rent/Lease Expenses	110
Membership Dues and Contributions to Organizations	600
Other Maintenance and Operating Expenses	1,078

Total Maintenance and Other Operating Expenses	200,563

Total Current Operating Expenditures	551,395

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	15,000
Machinery and Equipment Outlay	15,000

Total Capital Outlays	30,000

TOTAL NEW APPROPRIATIONS	581,395

L.9. UNIVERSITY OF EASTERN PHILIPPINES

For general administration and support, support to operations, and operations, including locally-funded project(s), as inidcated hereunder	₱	769,937,000

676	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	175,264,000	₱	18,284,000	₱		₱	193,548,000
Support to Operations		8,496,000		5,199,000				13,695,000
Operations		339,574,000		30,536,000		30,000,000		400,110,000

HIGHER EDUCATION PROGRAM		316,539,000		24,444,000		30,000,000		370,983,000
ADVANCED EDUCATION PROGRAM		2,035,000						2,035,000
RESEARCH PROGRAM		14,358,000		3,396,000				17,754,000
TECHNICAL ADVISORY EXTENSION PROGRAM		6,642,000		2,696,000				9,338,000

Total, Regular Programs		523,334,000		54,019,000		30,000,000		607,353,000

B. PROJECT(S)
Locally-Funded Project(s)				162,584,000				162,584,000

Total, Project(s)				162,584,000				162,584,000

TOTAL NEW APPROPRIATIONS	₱	523,334,000	₱	216,603,000	₱	30,000,000	₱	769,937,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	53,900,000	₱	18,284,000	₱		₱	72,184,000
Administration of Personnel Benefits		121,364,000						121,364,000

Sub-total, General Administration and Support		175,264,000		18,284,000				193,548,000

Support to Operations
Auxiliary Services		8,496,000		5,199,000				13,695,000

Sub-total, Support to Operations		8,496,000		5,199,000				13,695,000

Operations
HIGHER EDUCATION PROGRAM		316,539,000		24,444,000		30,000,000		370,983,000

Provision of Higher Education Services		316,539,000		24,444,000		30,000,000		370,983,000
ADVANCED EDUCATION PROGRAM		2,035,000						2,035,000

Provision of Advanced Education Services		2,035,000						2,035,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	677
STATE UNIVERSITIES AND COLLEGES

RESEARCH PROGRAM		14,358,000		3,396,000				17,754,000

Conduct of Research Services		14,358,000		3,396,000				17,754,000
TECHNICAL ADVISORY EXTENSION PROGRAM		6,642,000		2,696,000				9,338,000

Provision of Extension Services		6,642,000		2,696,000				9,338,000

Sub-total, Operations		339,574,000		30,536,000		30,000,000		400,110,000

Total, Regular Programs		523,334,000		54,019,000		30,000,000		607,353,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				159,584,000				159,584,000
Capacity Development on Futures
Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				162,584,000				162,584,000

Total, Project(s)				162,584,000				162,584,000

TOTAL NEW APPROPRIATIONS	₱	523,334,000	₱	216,603,000	₱	30,000,000	₱	769,937,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	311,359

Total Permanent Positions	311,359

Other Compensation Common to All
Personnel Economic Relief Allowance	13,128
Representation Allowance	120
Transportation Allowance	120
Clothing and Uniform Allowance	3,282
Honoraria	3,225
Mid-Year Bonus - Civilian	25,947
Year End Bonus	25,947
Cash Gift	2,735
Productivity Enhancement Incentive	2,735
Step Increment	778

Total Other Compensation Common to All	78,017

678	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	426
Lump-sum for filling of Positions - Civilian	114,465

Total Other Compensation for Specific Groups	114,891

Other Benefits
PAG-IBIG Contributions	656
PhilHealth Contributions	6,500
Employees Compensation Insurance Premiums	656
Loyalty Award - Civilian	410
Terminal Leave	6,899

Total Other Benefits	15,121

Non-Permanent Positions	3,946

Total Personnel Services	523,334

Maintenance and Other Operating Expenses
Travelling Expenses	2,722
Training and Scholarship Expenses	1,079
Supplies and Materials Expenses	8,576
Utility Expenses	4,571
Communication Expenses	1,067
Awards/Rewards and Prizes	165
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	283
Professional Services	331
General Services	8,120
Repairs and Maintenance	10,437
Financial Assistance/Subsidy	160,584
Taxes, Insurance Premiums and Other Fees	772
Labor and Wages	2,514
Other Maintenance and Operating Expenses
Advertising Expenses	570
Printing and Publication Expenses	358
Representation Expenses	2,399
Transportation and Delivery Expenses	334
Rent/Lease Expenses	165
Membership Dues and Contributions to Organizations	997
Other Maintenance and Operating Expenses	8,559

Total Maintenance and Other Operating Expenses	216,603

Total Current Operating Expenditures	739,937

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	30,000

Total Capital Outlays	30,000

TOTAL NEW APPROPRIATIONS	769,937

DECEMBER 25, 2023	OFFICIAL GAZETTE	679
STATE UNIVERSITIES AND COLLEGES

L.10. VISAYAS STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,174,882,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	215,901,000	₱	29,809,000	₱		₱	245,710,000
Support to Operations		15,790,000		19,279,000				35,069,000
Operations		438,776,000		160,568,000		21,230,000		620,574,000

HIGHER EDUCATION PROGRAM		409,897,000		119,949,000		20,000,000		549,846,000
ADVANCED EDUCATION PROGRAM		3,842,000		1,727,000				5,569,000
RESEARCH PROGRAM		20,202,000		31,464,000		1,230,000		52,896,000
TECHNICAL ADVISORY EXTENSION PROGRAM		4,835,000		7,428,000				12,263,000

Total, Regular Programs		670,467,000		209,656,000		21,230,000		901,353,000

B. PROJECT(S)
Locally-Funded Project(s)				162,759,000		110,770,000		273,529,000

Total, Project(s)				162,759,000		110,770,000		273,529,000

TOTAL NEW APPROPRIATIONS	₱	670,467,000	₱	372,415,000	₱	132,000,000	₱	1,174,882,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	99,394,000	₱	29,809,000	₱	₱	129,203,000
Administration of Personnel Benefits		116,507,000					116,507,000

Sub-total, General Administration and Support		215,901,000		29,809,000			245,710,000

Support to Operations
Auxiliary Services		15,790,000		19,279,000			35,069,000

680	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Sub-total, Support ‘to Operations		15,790,000		19,279,000				35,069,000

Operations
HIGHER EDUCATION PROGRAM		409,897,000		119,949,000		20,000,000		549,846,000

Provision of Higher Education Services		409,897,000		119,949,000		20,000,000		549,846,000
ADVANCED EDUCATION PROGRAM		3,842,000		1,727,000				5,569,000

Provision of Advanced Education Services		3,842,000		1,727,000				5,569,000
RESEARCH PROGRAM		20,202,000		31,464,000		1,230,000		52,896,000

Conduct of Research Services		20,202,000		31,464,000		1,230,000		52,896,000
TECHNICAL ADVISORY EXTENSION PROGRAM		4,835,000		7,428,000				12,263,000

Provision of Extension Services		4,835,000		7,428,000				12,263,000

Sub-total, Operations		438,776,000		160,568,000		21,230,000		620,574,000

Total, Regular Programs		670,467,000		209,656,000		21,230,000		90 I,353,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				149,759,000				149,759,000
Replacement of the University Power Generator to Support Instruction, Research and Development, VSU Main Campus						50,000,000		50,000,000
Construction of Vertebrate Anatomy Laboratory and Morgue						8,770,000		8,770,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				1,000,000				1,000,000
Construction of Multi-Purpose Building - Eastern Visayas Innovation Center for Health Biotechnology (EV - Biotech), Baybay City						32,000,000		32,000,000
Rootcrops Genomic: Securing Rootcrops Genetic Diversity and Enhancing Crop Improvement for Climate Smart Agriculture				10,000,000				10,000,000
Purchase of Equipment for Tolosa Campus						20,000,000		20,000,000

Sub-total, Locally-Funded Project(s)				162,759,000		110,770,000		273,529,000

Total, Project(s)				162,759,000		110,770,000		273,529,000

TOTAL NEW APPROPRIATIONS	₱	670,467,000	₱	372,415,000	₱	132,000,000	₱	1,174,882,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	681
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	403,074

Total Permanent Positions	403,074

Other Compensation Common to All
Personnel Economic Relief Allowance	21,456
Representation Allowance	312
Transportation Allowance	312
Clothing and Uniform Allowance	5,364
Honoraria	2,629
Mid-Year Bonus - Civilian	33,589
Year End Bonus	33,589
Cash Gift	4,470
Productivity Enhancement Incentive	4,470
Step Increment	1,008

Total Other Compensation Common to All	107,199

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,970
Night Shift Differential Pay	688
Lump-sum for filling of Positions - Civilian	104,331
Anniversary Bonus - Civilian	3,003

Total Other Compensation for Specific Groups	109,992

Other Benefits
PAG-IBIG Contributions	1,073
PhilHealth Contributions	8,445
Employees Compensation Insurance Premiums	1,073
Loyalty Award - Civilian	800
Terminal Leave	12,176

Total Other Benefits	23,567

Non-Permanent Positions	26,635

Total Personnel Services	670,467

Maintenance and Other Operating Expenses
Travelling Expenses	8,670
Training and Scholarship Expenses	28,448
Supplies and Materials Expenses	30,644
Utility Expenses	25,170
Communication Expenses	13,459

682	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Awards/Rewards and Prizes	3,337
Survey, Research, Exploration and Development Expenses	28,850
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	13,206
General Services	34,135
Repairs and Maintenance	15,096
Financial Assistance/Subsidy	150,759
Taxes, Insurance Premiums and Other Fees	4,474
Labor and Wages	4,545
Other Maintenance and Operating Expenses
Advertising Expenses	276
Printing and Publication Expenses	1,020
Representation Expenses	3,418
Rent/Lease Expenses	50
Membership Dues and Contributions to Organizations	700
Subscription Expenses	4,585
Other Maintenance and Operating Expenses	1,375

Total Maintenance and Other Operating Expenses	372,415

Total Current Operating Expenditures	1,042,882

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	45,600
Machinery and Equipment Outlay	86,400

Total Capital Outlays	132,000

TOTAL NEW APPROPRIATIONS	1,174,882

DECEMBER 25, 2023	OFFICIAL GAZETTE	683
STATE UNIVERSITIES AND COLLEGES

M. REGION IX - ZAMBOANGA PENINSULA

M.1. BASILAN STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	223,710,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	32,712,000	₱	14,881,000	₱		₱	47,593,000
Operations		55,206,000		19,318,000		5,000,000		79,524,000

HIGHER EDUCATION PROGRAM		55,206,000		17,711,000		5,000,000		77,917,000
RESEARCH PROGRAM				816,000				816,000
TECHNICAL ADVISORY EXTENSION PROGRAM				791,000				791,000

Total, Regular Programs		87,918,000		34,199,000		5,000,000		127,117,000

B. PROJECT(S)
Locally-Funded Project(s)				66,593,000		30,000,000		96,593,000

Total, Project(s)				66,593,000		30,000,000		96,593,000

TOTAL NEW APPROPRIATIONS	₱	87,918,000	₱	100,792,000	₱	35,000,000	₱	223,710,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	20,017,000	₱	14,881,000	₱		₱	34,898,000
Administration of Personnel Benefits		12,695,000						12,695,000

Sub-total, General Administration and Support		32,712,000		14,881,000				47,593,000

Operations
HIGHER EDUCATION PROGRAM		55,206,000		17,711,000		5,000,000		77,917,000

684	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Provision of Higher Education Services		55,206,000		17,711,000		5,000,000		77,917,000
RESEARCH PROGRAM				816,000				816,000

Conduct of Research Services				816,000				816,000
TECHNICAL ADVISORY EXTENSION PROGRAM				791,000				791,000

Provision of Extension Services				791,000				791,000

Sub-total, Operations		55,206,000		19,318,000		5,000,000		79,524,000

Total, Regular Programs		87,918,000		34,199,000		5,000,000		127,117,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				62,093,000				62,093,000
Rehabilitation of Electric Line (Phase I)						30,000,000		30,000,000
Capacity Development on Futures
Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				2,500,000				2,500,000

Sub-total, Locally-Funded Project(s)				66,593,000		30,000,000		96,593,000

Total, Project(s)				66,593,000		30,000,000		96,593,000

TOTAL NEW APPROPRIATIONS	₱	87,918,000	₱	100,792,000	₱	35,000,000	₱	223,710,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	56,165

Total Permanent Positions	56,165

Other Compensation Common to All
Personnel Economic Relief Allowance	3,072
Representation Allowance	162
Transportation Allowance	162
Clothing and Uniform Allowance	768
Honoraria	359
Mid-Year Bonus - Civilian	4,680
Year End Bonus	4,680

DECEMBER 25, 2023	OFFICIAL GAZETTE	685
STATE UNIVERSITIES AND COLLEGES

Cash Gift	640
Productivity Enhancement Incentive	640
Step Increment	140

Total Other Compensation Common to All	15,303

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	133
Lump-sum for filling of Positions - Civilian	12,695
Anniversary Bonus - Civilian	402

Total Other Compensation for Specific Groups	13,230

Other Benefits
PAG-IBIG Contributions	153
PhilHealth Contributions	1,235
Employees Compensation Insurance Premiums	153
Loyalty Award - Civilian	185

Total Other Benefits	1,726

Non-Permanent Positions	1,494

Total Personnel Services	87,918

Maintenance and Other Operating Expenses
Travelling Expenses	3,418
Training and Scholarship Expenses	460
Supplies and Materials Expenses	9,734
Utility Expenses	5,500
Communication Expenses	1,550
Awards/Rewards and Prizes	200
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	120
General Services	7,037
Repairs and Maintenance	3,092
Financial Assistance/Subsidy	64,593
Taxes, Insurance Premiums and Other Fees	420
Other Maintenance and Operating Expenses
Advertising Expenses	106
Printing and Publication Expenses	92
Representation Expenses	2,242
Transportation and Delivery Expenses	10
Membership Dues and Contributions to Organizations	218

Total Maintenance and Other Operating Expenses	100,792

Total Current Operating Expenditures	188,710

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	35,000

686	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Total Capital Outlays	35,000

TOTAL NEW APPROPRIATIONS	223,710

M.2. J. H. CERILLES STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	381,422,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	49,635,000	₱	16,176,000	₱		₱	65,811,000
Operations		134,613,000		15,695,000		10,000,000		160,308,000

HIGHER EDUCATION PROGRAM		133,913,000		11,951,000		10,000,000		155,864,000
RESEARCH PROGRAM		300,000		2,862,000				3,162,000
TECHNICAL ADVISORY EXTENSION PROGRAM		400,000		882,000				1,282,000

Total, Regular Programs		184,248,000		31,871,000		10,000,000		226,119,000

B. PROJECT(S)
Locally-Funded Project(s)				107,303,000		48,000,000		155,303,000

Total, Project(s)				107,303,000		48,000,000		155,303,000

TOTAL NEW APPROPRIATIONS	₱	184,248,000	₱	139,174,000	₱	58,000,000	₱	381,422,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	28,103,000	₱	16,176,000	₱	₱	44,279,000
Administration of Personnel Benefits		21,532,000					21,532,000

Sub-total, General Administration and Support		49,635,000		16,176,000			65,811,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	687
STATE UNIVERSITIES AND COLLEGES

Operations
HIGHER EDUCATION PROGRAM		133,913,000		11,951,000		10,000,000		155,864,000

Provision of Higher Education Services		133,913,000		11,951,000		10,000,000		155,864,000
RESEARCH PROGRAM		300,000		2,862,000				3,162,000

Conduct of Research Services		300,000		2,862,000				3,162,000
TECHNICAL ADVISORY EXTENSION PROGRAM		400,000		882,000				1,282,000

Provision of Extension Services		400,000		882,000				1,282,000

Sub-total, Operations		134,613,000		15,695,000		10,000,000		160,308,000

Total, Regular Programs		184,248,000		31,871,000		10,000,000		226,119,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				104,303,000				104,303,000
Completion of Academic Building,
JHCSC Pagadian Campus						25,000,000		25,000,000
Construction of Academic Building at
Biwangan, Lakewood Campus						23,000,000		23,000,000
Capacity Development on Futures
Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				107,303,000		48,000,000		155,303,000

Total, Project(s)				107,303,000		48,000,000		155,303,000

TOTAL NEW APPROPRIATIONS	₱	184,248,000	₱	139,174,000	₱	58,000,000	₱	381,422,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	123,049

Total Permanent Positions	123,049

Other Compensation Common to All

688	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Personnel Economic Relief Allowance	6,288
Clothing and Uniform Allowance	1,572
Honoraria	2,921
Mid-Year Bonus - Civilian	10,255
Year End Bonus	10,255
Cash Gift	1,310
Productivity Enhancement Incentive	1,310
Step Increment	307

Total Other Compensation Common to All	34,218

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	234
Lump-sum for filling of Positions - Civilian	18,898

Total Other Compensation for Specific Groups	19,132

Other Benefits
PAG-IBIG Contributions	315
PhilHealth Contributions	2,619
Employees Compensation Insurance Premiums	315
Loyalty Award - Civilian	240
Terminal Leave	2,634

Total Other Benefits	6,123

Non-Permanent Positions	1,726

Total Personnel Services	184,248

Maintenance and Other Operating Expenses
Travelling Expenses	1,893
Training and Scholarship Expenses	2,631
Supplies and Materials Expenses	6,113
Utility Expenses	8,098
Communication Expenses	3,194
Awards/Rewards and Prizes	30
Survey, Research, Exploration and Development Expenses	2,120
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	1,625
General Services	3,850
Repairs and Maintenance	1,338
Financial Assistance/Subsidy	105,303
Taxes, Insurance Premiums and Other Fees	380
Other Maintenance and Operating Expenses
Advertising Expenses	120
Printing and Publication Expenses	146
Representation Expenses	2,096
Transportation and Delivery Expenses	21
Rent/Lease Expenses	60
Membership Dues and Contributions to Organizations	46

Total Maintenance and Other Operating Expenses	139,174

Total Current Operating Expenditures	323,422

DECEMBER 25, 2023	OFFICIAL GAZETTE	689
STATE UNIVERSITIES AND COLLEGES

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	48,000
Machinery and Equipment Outlay	10,000

Total Capital Outlays	58,000

TOTAL NEW APPROPRIATIONS	381,422

M.3. JOSE RIZAL MEMORIAL STATE UNIVERSITY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	734,528,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	91,902,000	₱	15,235,000	₱		₱	107,137,000
Operations		303,886,000		28,962,000		15,000,000		347,848,000

HIGHER EDUCATION PROGRAM		303,886,000		22,893,000		15,000,000		341,779,000
RESEARCH PROGRAM				3,778,000				3,778,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,291,000				2,291,000

Total, Regular Programs		395,788,000		44,197,000		15,000,000		454,985,000

B. PROJECT(S)
Locally-Funded Project(s)				264,543,000		15,000,000		279,543,000

Total, Project(s)				264,543,000		15,000,000		279,543,000

TOTAL NEW APPROPRIATIONS	₱	395,788,000	₱	308,740,000	₱	30,000,000	₱	734,528,000

690	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	48,536,000	₱	15,235,000	₱		₱	63,771,000
Administration of Personnel Benefits		43,366,000						43,366,000

Sub-total, General Administration and Support		91,902,000		15,235,000				107,137,000

Operations
HIGHER EDUCATION PROGRAM		303,886,000		22,893,000		15,000,000		341,779,000

Provision of Higher Education Services		303,886,000		22,893,000		15,000,000		341,779,000
RESEARCH PROGRAM				3,778,000				3,778,000

Conduct of Research Services				3,778,000				3,778,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,291,000				2,291,000

Provision of Extension Services				2,291,000				2,291,000

Sub-total, Operations		303,886,000		28,962,000		15,000,000		347,848,000

Total, Regular Programs		395,788,000		44,197,000		15,000,000		454,985,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				260,043,000				260,043,000
Construction of Two (2) Storey Classroom
Building for the College of Agriculture and Forestry						15,000,000		15,000,000
Capacity Development on Futures
Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				2,500,000				2,500,000

Sub-total, Locally-Funded Project(s)				264,543,000		15,000,000		279,543,000

Total, Project(s)				264,543,000		15,000,000		279,543,000

TOTAL NEW APPROPRIATIONS	₱	395,788,000	₱	308,740,000	₱	30,000,000	₱	734,528,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	273,683

Total Permanent Positions	273,683

DECEMBER 25, 2023	OFFICIAL GAZETTE	691
STATE UNIVERSITIES AND COLLEGES

Other Compensation Common to All
Personnel Economic Relief Allowance	12,036
Representation Allowance	222
Transportation Allowance	222
Clothing and Uniform Allowance	3,012
Honoraria	535
Mid-Year Bonus - Civilian	22,807
Year End Bonus	22,807
Cash Gift	2,510
Productivity Enhancement Incentive	2,510
Step Increment	684

Total Other Compensation Common to All	67,345

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	47
Lump-sum for filling of Positions - Civilian	42,555

Total Other Compensation for Specific Groups	42,602

Other Benefits
PAG-IBIG Contributions	602
PhilHealth Contributions	5,650
Employees Compensation Insurance Premiums	602
Loyalty Award-Civilian	390
Terminal Leave	811

Total Other Benefits	8,055

Non-Permanent Positions	4,103

Total Personnel Services	395,788

Maintenance and Other Operating Expenses
Travelling Expenses	4,417
Training and Scholarship Expenses	2,540
Supplies and Materials Expenses	10,528
Utility Expenses	10,637
Communication Expenses	1,042
Awards/Rewards and Prizes	2,300
Survey, Research, Exploration and Development Expenses	2,100
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	112
Professional Services	1,152
General Services	6,221
Repairs and Maintenance	1,848
Financial Assistance/Subsidy	262,543
Taxes, Insurance Premiums and Other Fees	828
Labor and Wages	370
Other Maintenance and Operating Expenses
Advertising Expenses	16
Printing and Publication Expenses	133
Representation Expenses	967

692	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Transportation and Delivery Expenses	104
Rent/Lease Expenses	30
Membership Dues and Contributions to Organizations	95
Subscription Expenses	90
Other Maintenance and Operating Expenses	667

Total Maintenance and Other Operating Expenses	308,740

Total Current Operating Expenditures	704,528

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	15,000
Machinery and Equipment Outlay	10,000
Furniture, Fixtures and Books Outlay	5,000

Total Capital Outlays	30,000

TOTAL NEW APPROPRIATIONS	734,528

M.4. WESTERN MINDANAO STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,119,790,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	245,534,000	₱	65,928,000	₱	10,000,000	₱	321,462,000
Support to Operations		968,000						968,000
Operations		484,715,000		38,624,000		15,000,000		538,339,000

HIGHER EDUCATION PROGRAM		476,344,000		31,554,000		15,000,000		522,898,000
RESEARCH PROGRAM		4,670,000		4,603,000				9,273,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,701,000		2,467,000				6,168,000

Total, Regular Programs		731,217,000		104,552,000		25,000,000		860,769,000

B. PROJECT(S)
Locally-Funded Project(s)				119,021,000		140,000,000		259,021,000

Total, Project(s)				119,021,000		140,000,000		259,021,000

TOTAL NEW APPROPRIATIONS	₱	731,217,000	₱	223,573,000	₱	165,000,000	₱	1,119,790,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	693
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	62,033,000	₱	65,928,000	₱	10,000,000	₱	137,961,000
Administration of Personnel Benefits		183,501,000						183,501,000

Sub-total, General Administration and Support		245,534,000		65,928,000		10,000,000		321,462,000

Support to Operations
Auxiliary Services		968,000						968,000

Sub-total, Support to Operations		968,000						968,000

Operations
HIGHER EDUCATION PROGRAM		476,344,000		31,554,000		15,000,000		522,898,000

Provision of Higher Education Services		476,344,000		31,554,000		15,000,000		522,898,000
RESEARCH PROGRAM		4,670,000		4,603,000				9,273,000

Conduct of Research Services		4,670,000		4,603,000				9,273,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,701,000		2,467,000				6,168,000

Provision of Extension Services		3,701,000		2,467,000				6,168,000

Sub-total, Operations		484,715,000		38,624,000		15,000,000		538,339,000

Total, Regular Programs		731,217,000		104,552,000		25,000,000		860,769,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				106,021,000				106,021,000
Purchase of Various Equipment for the College of Criminal Justice Education						4,000,000		4,000,000
Purchase of Various Equipment for the High School - Integrated Laboratory School						1,000,000		1,000,000
Renovation and Addition of Two Floors of the College of Architecture						55,000,000		55,000,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000

694	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Increase in Carrying Capacity of the College of Medicine				10,000,000		10,000,000		20,000,000
Construction of Three (3) Storey Academic Building, WMSU Ipil Campus						30,000,000		30,000,000
Tulong Dunong Program				1,000,000				1,000,000
Construction of Multi-Purpose Building (Dormitory)						40,000,000		40,000,000

Sub-total, Locally-Funded Project(s)				119,021,000		140,000,000		259,021,000

Total, Project(s)				119,021,000		140,000,000		259,021,000

TOTAL NEW APPROPRIATIONS	₱	731,217,000	₱	223,573,000	₱	165,000,000	₱	1,119,790,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	419,872

Total Permanent Positions	419,872

Other Compensation Common to All
Personnel Economic Relief Allowance	18,432
Representation Allowance	342
Transportation Allowance	342
Clothing and Uniform Allowance	4,608
Honoraria	6,393
Mid-Year Bonus - Civilian	34,989
Year End Bonus	34,989
Cash Gift	3,840
Productivity Enhancement Incentive	3,840
Step Increment	1,050

Total Other Compensation Common to All	108,825

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	410
Lump-sum for filling of Positions - Civilian	181,676

Total Other Compensation for Specific Groups	182,086

Other Benefits
PAG-IBIG Contributions	922
PhilHealth Contributions	8,876

DECEMBER 25, 2023	OFFICIAL GAZETTE	695
STATE UNIVERSITIES AND COLLEGES

Employees Compensation Insurance Premiums	922
Loyalty Award - Civilian	600
Terminal Leave	1,825

Total Other Benefits	13,145

Non-Permanent Positions	7,289

Total Personnel Services	731,217

Maintenance and Other Operating Expenses
Travelling Expenses	8,689
Training and Scholarship Expenses	4,858
Supplies and Materials Expenses	8,950
Utility Expenses	21,714
Communication Expenses	7,154
Awards/Rewards and Prizes	420
Survey, Research, Exploration and Development Expenses	2,030
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	15,384
General Services	19,516
Repairs and Maintenance	1,483
Financial Assistance/Subsidy	109,112
Taxes, Insurance Premiums and Other Fees	5,942
Labor and Wages	1,782
Other Maintenance and Operating Expenses
Advertising Expenses	575
Printing and Publication Expenses	407
Representation Expenses	1,671
Transportation and Delivery Expenses	325
Rent/Lease Expenses	120
Membership Dues and Contributions to Organizations	420
Subscription Expenses	248
Other Maintenance and Operating Expenses	12,623

Total Maintenance and Other Operating Expenses	223,573

Total Current Operating Expenditures	954,790

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	15,000
Buildings and Other Structures	130,000
Machinery and Equipment Outlay	10,000
Transportation Equipment Outlay	10,000

Total Capital Outlays	165,000

TOTAL NEW APPROPRIATIONS	1,119,790

M.5. ZAMBOANGA PENINSULA POLYTECHNIC STATE UNIVERSITY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	420,327,000

696	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	48,155,000	₱	45,564,000	₱		₱	93,719,000
Operations		111,058,000		4,778,000		10,000,000		125,836,000

HIGHER EDUCATION PROGRAM		110,462,000		3,946,000		10,000,000		124,408,000
RESEARCH PROGRAM		596,000		395,000				991,000
TECHNICAL ADVISORY EXTENSION PROGRAM				437,000				437,000

Total, Regular Programs		159,213,000		50,342,000		10,000,000		219,555,000

B. PROJECT(S)
Locally-Funded Project(s)				105,772,000		95,000,000		200,772,000

Total, Project(s)				105,772,000		95,000,000		200,772,000

TOTAL NEW APPROPRIATIONS	₱	159,213,000	₱	156,114,000	₱	105,000,000	₱	420,327,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	24,332,000	₱	45,564,000	₱		₱	69,896,000
Administration of Personnel Benefits		23,823,000						23,823,000

Sub-total, General Administration and Support		48,155,000		45,564,000				93,719,000

Operations
HIGHER EDUCATION PROGRAM		110,462,000		3,946,000		10,000,000		124,408,000

Provision of Higher Education Services		110,462,000		3,946,000		10,000,000		124,408,000
RESEARCH PROGRAM		596,000		395,000				991,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	697
STATE UNIVERSITIES AND COLLEGES

Conduct of various research activities		596,000		395,000				991,000
TECHNICAL ADVISORY EXTENSION PROGRAM				437,000				437,000

Provision of Extension Services				437,000				437,000

Sub-total, Operations		111,058,000		4,778,000		10,000,000		125,836,000

Total, Regular Programs		159,213,000		50,342,000		10,000,000		219,555,000

PROJECT($)
Locally-Funded Project(s)
Free Higher Education				99,772,000				99,772,000
Digital Innovation Equipment						15,000,000		15,000,000
Capacity Development on Futures
Thinking and Strategic Foresight				2,000,000				2,000,000
Construction/Completion of Rubberized Track
Oval Facility with Mini-Granstand (Phase 2)						30,000,000		30,000,000
Tulong Dunong Program				4,000,000				4,000,000
Construction of Building, ZPPSU-Gregorio Vitali Campus						50,000,000		50,000,000

Sub-total, Locally-Funded Project(s)				105,772,000		95,000,000		200,772,000

Total, Project(s)				105,772,000		95,000,000		200,772,000

TOTAL NEW APPROPRIATIONS	₱	159,213,000	₱	156,114,000	₱	105,000,000	₱	420,327,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	101,151

Total Permanent Positions	101,151

Other Compensation Common to All
Personnel Economic Relief Allowance	4,776
Representation Allowance	108
Transportation Allowance	108
Clothing and Uniform Allowance	1,194
Honoraria	4,521
Mid-Year Bonus - Civilian	8,430

698	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Year End Bonus	8,430
Cash Gift	995
Productivity Enhancement Incentive	995
Step Increment	253

Total Other Compensation Common to All	29,810

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	61
Lump-sum for filling of Positions - Civilian	21,841

Total Other Compensation for Specific Groups	21,902

Other Benefits
PAG-IBIG Contributions	239
PhilHealth Contributions	2,194
Employees Compensation Insurance Premiums	239
Loyalty Award - Civilian	135
Terminal Leave	1,982

Total Other Benefits	4,789

Non-Permanent Positions	1,561

Total Personnel Services	159,213

Maintenance and Other Operating Expenses
Travelling Expenses	5,696
Training and Scholarship Expenses	3,382
Supplies and Materials Expenses	3,076
Utility Expenses	13,641
Communication Expenses	2,468
Awards/Rewards and Prizes	115
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	1,299
General Services	11,975
Repairs and Maintenance	1,788
Financial Assistance/Subsidy	103,772
Taxes, Insurance Premiums and Other Fees	1,555
Labor and Wages	2,856
Other Maintenance and Operating Expenses
Advertising Expenses	25
Printing and Publication Expenses	80
Representation Expenses	2,140
Membership Dues and Contributions to Organizations	70
Subscription Expenses	40

Total Maintenance and Other Operating Expenses	156,114

Total Current Operating Expenditures	315,327

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	80,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	699
STATE UNIVERSITIES AND COLLEGES

Machinery and Equipment Outlay	25,000

Total Capital Outlays	105,000

TOTAL NEW APPROPRIATIONS	420,327

M.6. ZAMBOANGA STATE COLLEGE OF MARINE SCIENCES AND TECHNOLOGY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	270,024,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	70,608,000	₱	9,762,000	₱	4,500,000	₱	84,870,000
Operations		95,543,000		11,664,000		30,000,000		137,207,000

HIGHER EDUCATION PROGRAM		95,533,000		9,637,000		20,000,000		125,170,000
RESEARCH PROGRAM		10,000		1,103,000		10,000,000		11,113,000
TECHNICAL ADVISORY EXTENSION PROGRAM				924,000				924,000

Total, Regular Programs		166,151,000		21,426,000		34,500,000		222,077,000

B. PROJECT(S)
Locally-Funded Project(s)				32,947,000		15,000,000		47,947,000

Total, Project(s)				32,947,000		15,000,000		47,947,000

TOTAL NEW APPROPRIATIONS	₱	166,151,000	₱	54,373,000	₱	49,500,000	₱	270,024,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	38,226,000	₱	9,762,000	₱	4,500,000	₱	52,488,000
Administration of Personnel Benefits		32,382,000						32,382,000

Sub-total, General Administration and Support		70,608,000		9,762,000		4,500,000		84,870,000

700	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Operations
HIGHER EDUCATION PROGRAM		95,533,000		9,637,000		20,000,000		125,170,000

Provision of Higher Education Services		95,533,000		9,637,000		20,000,000		125,170,000
RESEARCH PROGRAM		10,000		1,103,000		10,000,000		11,113,000

Conduct of Research Services		10,000		1,103,000		10,000,000		11,113,000
TECHNICAL ADVISORY EXTENSION PROGRAM				924,000				924,000

Provision of Extension Services				924,000				924,000

Sub-total, Operations		95,543,000		11,664,000		30,000,000		137,207,000

Total, Regular Programs		166,151,000		21,426,000		34,500,000		222,077,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				29,947,000				29,947,000
Procurement of Technical Equipment for the
Conversion and Upgrading of Fisheries
Laboratory into Molecular Laboratory						15,000,000		15,000,000
Capacity Development on Futures
Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				32,947,000		15,000,000		47,947,000

Total, Project(s)				32,947,000		15,000,000		47,947,000

TOTAL NEW APPROPRIATIONS	₱	166,151,000	₱	54,373,000	₱	49,500,000	₱	270,024,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	100,231

Total Permanent Positions	100,231

Other Compensation Common to All
Personnel Economic Relief Allowance	5,520
Representation Allowance	180

DECEMBER 25, 2023	OFFICIAL GAZETTE	701
STATE UNIVERSITIES AND COLLEGES

Transportation Allowance	180
Clothing and Uniform Allowance	1,380
Honoraria	502
Mid-Year Bonus - Civilian	8,352
Year End Bonus	8,352
Cash Gift	1,150
Productivity Enhancement Incentive	1,150
Step Increment	251

Total Other Compensation Common to All	27,017

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	25
Lump-sum for filling of Positions - Civilian	32,382

Total Other Compensation for Specific Groups	32,407

Other Benefits
PAG-IBIG Contributions	276
PhilHealth Contributions	2,211
Employees Compensation Insurance Premiums	276
Loyalty Award - Civilian	275

Total Other Benefits	3,038

Non-Permanent Positions	3,458

Total Personnel Services	166,151

Maintenance and Other Operating Expenses
Travelling Expenses	3,012
Training and Scholarship Expenses	2,800
Supplies and Materials Expenses	2,127
Utility Expenses	4,750
Communication Expenses	928
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	120
Professional Services	750
General Services	1,800
Repairs and Maintenance	1,900
Financial Assistance/Subsidy	30,947
Taxes, Insurance Premiums and Other Fees	1,189
Labor and Wages	1,500
Other Maintenance and Operating Expenses
Printing and Publication Expenses	100
Membership Dues and Contributions to Organizations	100
Subscription Expenses	50
Other Maintenance and Operating Expenses	300

Total Maintenance and Other Operating Expenses	54,373

Total Current Operating Expenditures	220,524

702	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	30,000
Transportation Equipment Outlay	19,500

Total Capital Outlays	49,500

TOTAL NEW APPROPRIATIONS	270,024

DECEMBER 25, 2023	OFFICIAL GAZETTE	703
STATE UNIVERSITIES AND COLLEGES

N. REGION X - NORTHERN MINDANAO

N.1. BUKIDNON STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	910,684,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	109,750,000	₱	158,534,000	₱		₱	268,284,000
Support to Operations		1,198,000		5,480,000				6,678,000
Operations		296,919,000		77,780,000		30,000,000		404,699,000

HIGHER EDUCATION PROGRAM		281,400,000		75,255,000		30,000,000		386,655,000
ADVANCED EDUCATION PROGRAM		14,216,000						14,216,000
RESEARCH PROGRAM				1,126,000				1,126,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,303,000		1,399,000				2,702,000

Total, Regular Programs		407,867,000		241,794,000		30,000,000		679,661,000

B. PROJECT(S)
Locally-Funded Project(s)				180,523,000		50,500,000		231,023,000

Total, Project(s)				180,523,000		50,500,000		231,023,000

TOTAL NEW APPROPRIATIONS	₱	407,867,000	₱	422,317,000	₱	80,500,000	₱	910,684,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	25,226,000	₱	158,534,000	₱	₱	183,760,000
Administration of Personnel Benefits		84,524,000					84,524,000

Sub-total, General Administration and Support		109,750,000		158,534,000			268,284,000

704	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Support to Operations
Auxiliary Services	1,198,000	5,480,000		6,678,000

Sub-total, Support to Operations	1,198,000	5,480,000		6,678,000

Operations
HIGHER EDUCATION PROGRAM	281,400,000	75,255,000	30,000,000	386,655,000

Provision of Higher Education Services	281,400,000	75,255,000	30,000,000	386,655,000
ADVANCED EDUCATION PROGRAM	14,216,000			14,216,000

Provision of Advanced Education Services	14,216,000			14,216,000
RESEARCH PROGRAM		1,126,000		1,126,000

Conduct of Research Services		1,126,000		1,126,000
TECHNICAL ADVISORY EXTENSION PROGRAM	1,303,000	1,399,000		2,702,000

Provision of Extension Services	1,303,000	1,399,000		2,702,000

Sub-total, Operations	296,919,000	77,780,000	30,000,000	404,699,000

Total, Regular Programs	407,867,000	241,794,000	30,000,000	679,661,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education		177,523,000		177,523,000
Capacity Development on Futures Thinking and Strategic Foresight		2,000,000		2,000,000
Tulong Dunong Program		1,000,000		1,000,000
Construction of Covered Court Phase 1, Libona Campus			3,000,000	3,000,000
Construction of Covered Court Phase 2, Baungon Campus			1,000,000	1,000,000
Construction of Covered Court Phase 2, Cabanglasan Campus			1,000,000	1,000,000
Construction of Covered Court Phase 2, Quezon Campus			1,000,000	1,000,000
Construction of Covered Court Phase 2, Malitbog Campus			3,000,000	3,000,000
Construction of Three-Storey Dormitory Phase 2, Malitbog Campus			13,000,000	13,000,000
Construction of Covered Court Phase 2, Impasugong Campus			5,000,000	5,000,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	705
STATE UNIVERSITIES AND COLLEGES

Construction of Multi-Purpose Building Phase 2, Kitaotao Campus						3,500,000		3,500,000
Construction of Perimeter Fence and Gate Phase 1, Talakag Campus						3,000,000		3,000,000
Construction of Covered Court and Embarkment Works Phase 2, San Fernando Campus						5,000,000		5,000,000
Construction of Perimeter Fence and Gate Phase 1, Damulog Campus						2,000,000		2,000,000
Construction of Embarkment Works and Land Development Phase 1, Kadingilan Campus						3,000,000		3,000,000
Construction of Covered Court, Kitaotao Campus						7,000,000		7,000,000

Sub-total, Locally-Funded Project(s)				180,523,000		50,500,000		231,023,000

Total, Project(s)				180,523,000		50,500,000		231,023,000

TOTAL NEW APPROPRIATIONS	₱	407,867,000	₱	422,317,000	₱	80,500,000	₱	910,684,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	245,108

Total Permanent Positions	245,108

Other Compensation Common to All
Personnel Economic Relief Allowance	11,736
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	2,934
Honoraria	6,157
Mid-Year Bonus - Civilian	20,426
Year End Bonus	20,426
Cash Gift	2,445
Productivity Enhancement Incentive	2,445
Step Increment	613

Total Other Compensation Common to All	67,662

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	13

706	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Lump-sum for filling of Positions - Civilian	82,760
Anniversary Bonus - Civilian	1,455

Total Other Compensation for Specific Groups	84,228

Other Benefits
PAG-IBIG Contributions	587
PhilHealth Contributions	5,303
Employees Compensation Insurance Premiums	587
Loyalty Award - Civilian	185
Terminal Leave	1,764

Total Other Benefits	8,426

Non-Permanent Positions	2,443

Total Personnel Services	407,867

Maintenance and Other Operating Expenses
Travelling Expenses	16,685
Training and Scholarship Expenses	10,167
Supplies and Materials Expenses	26,359
Utility Expenses	33,401
Communication Expenses	941
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	350
General Services	111,185
Repairs and Maintenance	6,728
Financial Assistance/Subsidy	178,523
Taxes, Insurance Premiums and Other Fees	8,286
Other Maintenance and Operating Expenses
Advertising Expenses	65
Printing and Publication Expenses	1,433
Representation Expenses	2,185
Transportation and Delivery Expenses	162
Membership Dues and Contributions to Organizations	54
Subscription Expenses	912
Other Maintenance and Operating Expenses	22,731

Total Maintenance and Other Operating Expenses	422,317

Total Current Operating Expenditures	830,184

Capital Outlays
Property, Plant and Equipment Outlay
Building and Other Structures	50,500
Machinery and Equipment Outlay	30,000

Total Capital Outlays	80,500

TOTAL NEW APPROPRIATIONS	910,684

DECEMBER 25, 2023	OFFICIAL GAZETTE	707
STATE UNIVERSITIES AND COLLEGES

N.2. CAMIGUIN POLYTECHNIC STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	140,682,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	25,947,000	₱	6,529,000	₱		₱	32,476,000
Operations		50,954,000		15,292,000		5,000,000		71,246,000

HIGHER EDUCATION PROGRAM		47,853,000		15,292,000		5,000,000		68,145,000
ADVANCED EDUCATION PROGRAM		3,101,000						3,101,000

Total, Regular Programs		76,901,000		21,821,000		5,000,000		103,722,000

B. PROJECT(S)
Locally-Funded Project(s)				16,960,000		20,000,000		36,960,000

Total, Project(s)				16,960,000		20,000,000		36,960,000

TOTAL NEW APPROPRIATIONS	₱	76,901,000	₱	38,781,000	₱	25,000,000	₱	140,682,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	13,928,000	₱	6,529,000	₱		₱	20,457,000
Administration of Personnel Benefits		12,019,000						12,019,000

Sub-total, General Administration and Support		25,947,000		6,529,000				32,476,000

Operations
HIGHER EDUCATION PROGRAM		47,853,000		15,292,000		5,000,000		68,145,000

Provision of Higher Education Services		47,853,000		15,292,000		5,000,000		68,145,000

708	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

ADVANCED EDUCATION PROGRAM		3,101,000						3,101,000

Provision of Advanced Education Services		3,101,000						3,101,000

Sub-total, Operations		50,954,000		15,292,000		5,000,000		71,246,000

Total, Regular Programs		76,901,000		21,821,000		5,000,000		103,722,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				13,960,000				13,960,000
Construction of Three-Storey
Engineering Building, Phase III						20,000,000		20,000,000
Capacity Development on Futures
Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				16,960,000		20,000,000		36,960,000

Total, Project(s)				16,960,000		20,000,000		36,960,000

TOTAL NEW APPROPRIATIONS	₱	76,901,000	₱	38,781,000	₱	25,000,000	₱	140,682,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	49,798

Total Permanent Positions	49,798

Other Compensation Common to All
Personnel Economic Relief Allowance	2,592
Representation Allowance	108
Transportation Allowance	108
Clothing and Uniform Allowance	648
Honoraria	291
Mid-Year Bonus - Civilian	4,150
Year End Bonus	4,150
Cash Gift	540
Productivity Enhancement Incentive	540
Step Increment	124

Total Other Compensation Common to All	13,251

DECEMBER 25, 2023	OFFICIAL GAZETTE	709
STATE UNIVERSITIES AND COLLEGES

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	185
Lump-sum for filling of Positions - Civilian	11,753

Total Other Compensation for Specific Groups	11,938

Other Benefits
PAG-IBIG Contributions	130
PhilHealth Contributions	1,104
Employees Compensation Insurance Premiums	130
Loyalty Award - Civilian	20
Terminal Leave	266

Total Other Benefits	1,650

Non-Permanent Positions	264

Total Personnel Services	76,901

Maintenance and Other Operating Expenses
Travelling Expenses	3,500
Training and Scholarship Expenses	2,000
Supplies and Materials Expenses	3,340
Utility Expenses	5,200
Communication Expenses	1,162
Survey, Research, Exploration and Development Expenses	2,500
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	380
General Services	884
Repairs and Maintenance	550
Financial Assistance/Subsidy	14,960
Taxes, Insurance Premiums and Other Fees	1,670
Other Maintenance and Operating Expenses
Representation Expenses	1,000
Membership Dues and Contributions to Organizations	145
Subscription Expenses	286
Other Maintenance and Operating Expenses	1,094

Total Maintenance and Other Operating Expenses	38,781

Total Current Operating Expenditures	115,682

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	20,000
Machinery and Equipment Outlay	5,000

Total Capital Outlays	25,000

TOTAL NEW APPROPRIATIONS	140,682

710	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

N.3. CENTRAL MINDANAO UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	914,723,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	106,679,000	₱	104,842,000	₱		₱	211,521,000
Support to Operations		76,020,000		5,297,000				81,317,000
Operations		393,396,000		50,556,000		20,000,000		463,952,000

HIGHER EDUCATION PROGRAM		367,912,000		46,845,000		20,000,000		434,757,000
RESEARCH PROGRAM		12,031,000		2,297,000				14,328,000
TECHNICAL ADVISORY EXTENSION PROGRAM		13,453,000		1,414,000				14,867,000

Total, Regular Programs		576,095,000		160,695,000		20,000,000		756,790,000

B. PROJECT(S)
Locally-Funded Project(s)				137,933,000		20,000,000		157,933,000

Total, Project(s)				137,933,000		20,000,000		157,933,000

TOTAL NEW APPROPRIATIONS	₱	576,095,000	₱	298,628,000	₱	40,000,000	₱	914,723,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	60,859,000	₱	104,842,000	₱	₱	165,701,000
Administration of Personnel Benefits		45,820,000					45,820,000

Sub-total, General Administration and Support		106,679,000		104,842,000			211,521,000

Support to Operations
Auxiliary Services		76,020,000		5,297,000			81,317,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	711
STATE UNIVERSITIES AND COLLEGES

Sub-total, Support to Operations		76,020,000		5,297,000				81,317,000

Operations
HIGHER EDUCATION PROGRAM		367,912,000		46,845,000		20,000,000		434,757,000

Provision of Higher Education Services		367,912,000		46,845,000		20,000,000		434,757,000
RESEARCH PROGRAM		12,031,000		2,297,000				14,328,000

Conduct of Research Services		12,031,000		2,297,000				14,328,000
TECHNICAL ADVISORY EXTENSION PROGRAM		13,453,000		1,414,000				14,867,000

Provision of Extension Services		13,453,000		1,414,000				14,867,000

Sub-total, Operations		393,396,000		50,556,000		20,000,000		463,952,000

Total, Regular Programs		576,095,000		160,695,000		20,000,000		756,790,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				134,933,000				134,933,000
Completion of the College of Engineering
Multipurpose Hall Phase II						10,000,000		10,000,000
Completion of College of Business and Management Building						3,000,000		3,000,000
Completion of Research, Development and
Extension (RDE) Multipurpose Activity Center with FFE and Land Development Phase III						7,000,000		7,000,000
Capacity Development on Futures
Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				137,933,000		20,000,000		157,933,000

Total, Project(s)				137,933,000		20,000,000		157,933,000

TOTAL NEW APPROPRIATIONS	₱	576,095,000	₱	298,628,000	₱	40,000,000	₱	914,723,000

712	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	405,822

Total Permanent Positions	405,822

Other Compensation Common to All
Personnel Economic Relief Allowance	20,952
Representation Allowance	120
Transportation Allowance	120
Clothing and Uniform Allowance	5,238
Honoraria	2,454
Mid-Year Bonus - Civilian	33,817
Year End Bonus	33,817
Cash Gift	4,365
Productivity Enhancement Incentive	4,365
Step Increment	1,014

Total Other Compensation Common to All	106,262

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,975
Lump-sum for filling of Positions - Civilian	27,977

Total Other Compensation for Specific Groups	29,952

Other Benefits
PAG-IBIG Contributions	1,047
PhilHealth Contributions	8,392
Employees Compensation Insurance Premiums	1,047
Loyalty Award - Civilian	805
Terminal Leave	17,843

Total Other Benefits	29,134

Non-Permanent Positions	4,925

Total Personnel Services	576,095

Maintenance and Other Operating Expenses
Travelling Expenses	12,802
Training and Scholarship Expenses	36,872
Supplies and Materials Expenses	35,125
Utility Expenses	18,737
Communication Expenses	2,513
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	310
Professional Services	1,663
General Services	15,055
Repairs and Maintenance	19,407
Financial Assistance/Subsidy	135,933
Taxes, Insurance Premiums and Other Fees	2,098
Other Maintenance and Operating Expenses
Advertising Expenses	111

DECEMBER 25, 2023	OFFICIAL GAZETTE	713
STATE UNIVERSITIES AND COLLEGES

Printing and Publication Expenses	221
Representation Expenses	310
Membership Dues and Contributions to Organizations	209
Other Maintenance and Operating Expenses	15,262

Total Maintenance and Other Operating Expenses	298,628

Total Current Operating Expenditures	874,723

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	10,500
Machinery and Equipment Outlay	14,500
Furniture, Fixtures and Books Outlay	15,000

Total Capital Outlays	40,000

TOTAL NEW APPROPRIATIONS	914,723

N.4. MSU-ILIGAN INSTITUTE OF TECHNOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,385,507,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	213,980,000	₱	82,157,000	₱		₱	296,137,000
Support to Operations		23,942,000		105,947,000				129,889,000
Operations		652,566,000		144,370,000		31,000,000		827,936,000

HIGHER EDUCATION PROGRAM		601,451,000		77,888,000		31,000,000		710,339,000
ADVANCED EDUCATION PROGRAM		28,907,000		1,754,000				30,661,000
RESEARCH PROGRAM		19,132,000		53,191,000				72,323,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,076,000		11,537,000				14,613,000

Total, Regular Programs		890,488,000		332,474,000		31,000,000		1,253,962,000

B. PROJECT(S)
Locally-Funded Project(s)				82,545,000		49,000,000		131,545,000

Total, Project(s)				82,545,000		49,000,000		131,545,000

TOTAL NEW APPROPRIATIONS	₱	890,488,000	₱	415,019,000	₱	80,000,000	₱	1,385,507,000

714	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	78,988,000	₱	82,157,000	₱		₱	161,145,000
Administration of Personnel Benefits		134,992,000						134,992,000

Sub-total, General Administration and Support		213,980,000		82,157,000				296,137,000

Support to Operations
Auxiliary Services		23,942,000		105,947,000				129,889,000

Sub-total, Support to Operations		23,942,000		105,947,000				129,889,000

Operations
HIGHER EDUCATION PROGRAM		601,451,000		77,888,000		31,000,000		710,339,000

Provision of Higher Education Services		601,451,000		77,888,000		31,000,000		710,339,000
ADVANCED EDUCATION PROGRAM		28,907,000		1,754,000				30,661,000

Provision of Advanced Education Services		28,907,000		1,754,000				30,661,000
RESEARCH PROGRAM		19,132,000		53,191,000				72,323,000

Conduct of Research Services		19,132,000		53,191,000				72,323,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,076,000		11,537,000				14,613,000

Provision of Extension Services		3,076,000		11,537,000				14,613,000

Sub-total, Operations		652,566,000		144,370,000		31,000,000		827,936,000

Total, Regular Programs		890,488,000		332,474,000		31,000,000		1,253,962,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				76,545,000				76,545,000
Construction of MSU-IIT Student Center/Student Union Center						19,000,000		19,000,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	715
STATE UNIVERSITIES AND COLLEGES

Construction of Academic Building for the
College of Health and Sciences						30,000,000		30,000,000
Tulong Dunong Program				4,000,000				4,000,000

Sub-total, Locally-Funded Project(s)				82,545,000		49,000,000		131,545,000

Total, Project(s)				82,545,000		49,000,000		131,545,000

TOTAL NEW APPROPRIATIONS	₱	890,488,000	₱	415,019,000	₱	80,000,000	₱	1,385,507,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	585,724

Total Permanent Positions	585,724

Other Compensation Common to All
Personnel Economic Relief Allowance	18,600
Representation Allowance	480
Transportation Allowance	480
Clothing and Uniform Allowance	4,650
Honoraria	1,243
Mid-Year Bonus - Civilian	48,810
Year End Bonus	48,810
Cash Gift	3,875
Productivity Enhancement Incentive	3,875
Step Increment	1,465

Total Other Compensation Common to All	132,288

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,444
Lump-sum for filling of Positions - Civilian	123,204
Lump-sum for NBC 308	3,000

Total Other Compensation for Specific Groups	127,648

Other Benefits
PAG-IBIG Contributions	931
PhilHealth Contributions	10,978
Employees Compensation Insurance Premiums	931
Loyalty Award - Civilian	1,040
Terminal Leave	11,788

716	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Total Other Benefits	25,668

Non-Permanent Positions	19,160

Total Personnel Services	890,488

Maintenance and Other Operating Expenses
Travelling Expenses	16,819
Training and Scholarship Expenses	36,443
Supplies and Materials Expenses	26,270
Utility Expenses	45,186
Communication Expenses	5,796
Awards/Rewards and Prizes	21,000
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	32,750
General Services	78,775
Repairs and Maintenance	22,387
Financial Assistance/Subsidy	80,545
Taxes, Insurance Premiums and Other Fees	11,160
Other Maintenance and Operating Expenses
Printing and Publication Expenses	1,935
Representation Expenses	5,339
Transportation and Delivery Expenses	50
Rent/Lease Expenses	207
Membership Dues and Contributions to Organizations	311
Subscription Expenses	5,346
Other Maintenance and Operating Expenses	22,502

Total Maintenance and Other Operating Expenses	415,019

Total Current Operating Expenditures	1,305,507

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	49,000
Machinery and Equipment Outlay	31,000

Total Capital Outlays	80,000

TOTAL NEW APPROPRIATIONS	1,385,507

N.5. NORTHERN BUKIDNON STATE COLLEGE

For general management and support, and operations, including locally-funded project(s), as indicated hereunder hereunder	₱	287,257,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	717
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	9,804,000	₱	5,000,000	₱		₱	14,804,000
Operations		33,669,000		124,364,000				158,033,000

HIGHER EDUCATION PROGRAM		33,669,000		124,364,000				158,033,000

Total, Regular Programs		43,473,000		129,364,000				172,837,000

B. PROJECT(S)
Locally-Funded Project(s)				51,800,000		62,620,000		114,420,000

Total, Project(s)				51,800,000		62,620,000		114,420,000

TOTAL NEW APPROPRIATIONS	₱	43,473,000	₱	181,164,000	₱	62,620,000	₱	287,257,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	528,000	₱	5,000,000	₱		₱	5,528,000
Administration of Personnel Benefits		9,276,000						9,276,000

Sub-total, General Administration and Support		9,804,000		5,000,000				14,804,000

Operations
HIGHER EDUCATION PROGRAM		33,669,000		124,364,000				158,033,000

Provision of Higher Education Services		33,669,000		124,364,000				158,033,000

Sub-total, Operations		33,669,000		124,364,000				158,033,000

Total, Regular Programs		43,473,000		129,364,000				172,837,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				48,800,000				48,800,000
Road Network within NBSC Campus						20,000,000		20,000,000
College of Computer Studies Building Establishment - Phase II						5,000,000		5,000,000

718	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Capacity Development on Futures
Thinking and Strategic Foresight				2,000,000				2,000,000
Completion of Information Technology Building						37,620,000		37,620,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				51,800,000		62,620,000		114,420,000

Total, Project(s)				51,800,000		62,620,000		114,420,000

TOTAL NEW APPROPRIATIONS	₱	43,473,000	₱	181,164,000	₱	62,620,000	₱	287,257,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	25,786

Total Permanent Positions	25,786

Other Compensation Common to All
Personnel Economic Relief Allowance	1,488
Representation Allowance	162
Transportation Allowance	162
Clothing and Uniform Allowance	372
Mid-Year Bonus - Civilian	2,149
Year End Bonus	2,149
Cash Gift	310
Productivity Enhancement Incentive	310
Step Increment	64

Total Other Compensation Common to All	7,166

Other Compensation for Specific Groups
Lump-sum for filling of Positions - Civilian	9,276

Total Other Compensation for Specific Groups	9,276

Other Benefits
PAG-IBIG Contributions	74
PhilHealth Contributions	569
Employees Compensation Insurance Premiums	74

Total Other Benefits	717

Non-Permanent Positions	528

DECEMBER 25, 2023	OFFICIAL GAZETTE	719
STATE UNIVERSITIES AND COLLEGES

Total Personnel Services	43,473

Maintenance and Other Operating Expenses
Travelling Expenses	3,000
Training and Scholarship Expenses	3,000
Supplies and Materials Expenses	44,200
Utility Expenses	7,000
Awards/Rewards and Prizes	500
Survey, Research, Exploration and Development Expenses	20,000
Professional Services	500
General Services	2,500
Repairs and Maintenance	4,664
Financial Assistance/Subsidy	49,800
Labor and Wages	30,000
Other Maintenance and Operating Expenses
Representation Expenses	1,000
Subscription Expenses	11,000
Other Maintenance and Operating Expenses	4,000

Total Maintenance and Other Operating Expenses	181,164

Total Current Operating Expenditures	224,637

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	20,000
Buildings and Other Structures	42,620

Total Capital Outlays	62,620

TOTAL NEW APPROPRIATIONS	287,257

N.6. NORTHWESTERN MINDANAO STATE COLLEGE OF SCIENCE AND TECHNOLOGY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	325,939,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	75,949,000	₱	16,071,000	₱		₱	92,020,000
Operations		61,144,000		6,060,000		5,000,000		72,204,000

HIGHER EDUCATION PROGRAM		61,144,000		3,366,000		5,000,000		69,510,000
RESEARCH PROGRAM				2,284,000				2,284,000
TECHNICAL ADVISORY EXTENSION PROGRAM				410,000				410,000

Total, Regular Programs		137,093,000		22,131,000		5,000,000		164,224,000

720	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

B. PROJECT(S)
Locally-Funded Project(s)				141,715,000		20,000,000		161,715,000

Total, Project(s)				141,715,000		20,000,000		161,715,000

TOTAL NEW APPROPRIATIONS	₱	137,093,000	₱	163,846,000	₱	25,000,000	₱	325,939,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	15,446,000	₱	16,071,000	₱		₱	31,517,000
Administration of Personnel Benefits		60,503,000						60,503,000

Sub-total, General Administration and Support		75,949,000		16,071,000				92,020,000

Operations
HIGHER EDUCATION PROGRAM		61,144,000		3,366,000		5,000,000		69,510,000

Provision of Higher Education Services		61,144,000		3,366,000		5,000,000		69,510,000
RESEARCH PROGRAM				2,284,000				2,284,000

Conduct of Research Services				2,284,000				2,284,000
TECHNICAL ADVISORY EXTENSION PROGRAM				410,000				410,000

Provision of Extension Services				410,000				410,000

Sub-total, Operations		61,144,000		6,060,000		5,000,000		72,204,000

Total, Regular Programs		137,093,000		22,131,000		5,000,000		164,224,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				138,715,000				138,715,000
Construction of Dormitory - Phase 3						20,000,000		20,000,000
Capacity Development on Futures
Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				1,000,000				1,000,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	721
STATE UNIVERSITIES AND COLLEGES

Sub-total, Locally-Funded Project(s)				141,715,000		20,000,000		161,715,000

Total, Project(s)				141,715,000		20,000,000		161,715,000

TOTAL NEW APPROPRIATIONS	₱	137,093,000	₱	163,846,000	₱	25,000,000	₱	325,939,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	56,583

Total Permanent Positions	56,583

Other Compensation Common to All
Personnel Economic Relief Allowance	3,096
Clothing and Uniform Allowance	774
Honoraria	95
Mid-Year Bonus - Civilian	4,716
Year End Bonus	4,716
Cash Gift	645
Productivity Enhancement Incentive	645
Step Increment	141

Total Other Compensation Common to All	14,828

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	15
Lump-sum for filling of Positions - Civilian	60,503

Total Other Compensation for Specific Groups	60,518

Other Benefits
PAG-IBIG Contributions	155
PhilHealth Contributions	1,241
Employees Compensation Insurance Premiums	155
Loyalty Award - Civilian	30

Total Other Benefits	1,581

Non-Permanent Positions	3,583

Total Personnel Services	137,093

Maintenance and Other Operating Expenses
Travelling Expenses	1,750
Training and Scholarship Expenses	3,169

722	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Supplies and Materials Expenses	2,242
Utility Expenses	9,353
Communication Expenses	141
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	115
Professional Services	951
General Services	2,860
Repairs and Maintenance	451
Financial Assistance/Subsidy	139,715
Taxes, Insurance Premiums and Other Fees	103
Labor and Wages	50
Other Maintenance and Operating Expenses
Advertising Expenses	10
Printing and Publication Expenses	440
Representation Expenses	100
Membership Dues and Contributions to Organizations	50
Subscription Expenses	10
Other Maintenance and Operating Expenses	336

Total Maintenance and Other Operating Expenses	163,846

Total Current Operating Expenditures	300,939

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	25,000

Total Capital Outlays	25,000

TOTAL NEW APPROPRIATIONS	325,939

N.7. UNIVERSITY OF SCIENCE AND TECHNOLOGY OF SOUTHERN PHILIPPINES - CAGAYAN DE ORO CAMPUS

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	919,925,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	78,600,000	₱	35,571,000	₱		₱	114,171,000
Support to Operations		10,839,000		1,736,000				12,575,000
Operations		287,134,000		29,206,000		20,000,000		336,340,000

HIGHER EDUCATION PROGRAM		276,713,000		23,698,000		20,000,000		320,411,000
ADVANCED EDUCATION PROGRAM		6,780,000		2,049,000				8,829,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	723
STATE UNIVERSITIES AND COLLEGES

RESEARCH PROGRAM		3,291,000		2,390,000				5,681,000
TECHNICAL ADVISORY EXTENSION PROGRAM		350,000		1,069,000				1,419,000

Total, Regular Programs		376,573,000		66,513,000		20,000,000		463,086,000

B. PROJECT(S)
Locally-Funded Project(s)				426,839,000		30,000,000		456,839,000

Total, Project(s)				426,839,000		30,000,000		456,839,000

TOTAL NEW APPROPRIATIONS	₱	376,573,000	₱	493,352,000	₱	50,000,000	₱	919,925,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	28,905,000	₱	35,571,000	₱		₱	64,476,000
Administration of Personnel Benefits		49,695,000						49,695,000

Sub-total, General Administration and Support		78,600,000		35,571,000				114,171,000

Support to Operations
Auxiliary Services		10,839,000		1,736,000				12,575,000

Sub-total, Support to Operations		10,839,000		1,736,000				12,575,000

Operations
HIGHER EDUCATION PROGRAM		276,713,000		23,698,000		20,000,000		320,411,000

Provision of Higher Education Services		276,713,000		23,698,000		20,000,000		320,411,000
ADVANCED EDUCATION PROGRAM		6,780,000		2,049,000				8,829,000

Provision of Advanced Education Services		6,780,000		2,049,000				8,829,000
RESEARCH PROGRAM		3,291,000		2,390,000				5,681,000

Conduct of Research Services		3,291,000		2,390,000				5,681,000
TECHNICAL ADVISORY EXTENSION PROGRAM		350,000		1,069,000				1,419,000

Provision of Extension Services		350,000		1,069,000				1,419,000

Sub-total, Operations		287,134,000		29,206,000		20,000,000		336,340,000

Total, Regular Programs		376,573,000		66,513,000		20,000,000		463,086,000

724	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				411,589,000				411,589,000
Construction of 21st Century Classroom Building (USTP Villanueva) Phase 2						20,000,000		20,000,000
Increase in Carrying Capacity of the College of Medicine				10,000,000		10,000,000		20,000,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				3,250,000				3,250,000

Sub-total, Locally-Funded Project(s)				426,839,000		30,000,000		456,839,000

Total, Project(s)				426,839,000		30,000,000		456,839,000

TOTAL NEW APPROPRIATIONS	₱	376,573,000	₱	493,352,000	₱	50,000,000	₱	919,925,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	245,487

Total Permanent Positions	245,487

Other Compensation Common to All
Personnel Economic Relief Allowance	10,128
Representation Allowance	342
Transportation Allowance	342
Clothing and Uniform Allowance	2,532
Honoraria	11,183
Mid-Year Bonus - Civilian	20,457
Year End Bonus	20,457
Cash Gift	2,110
Productivity Enhancement Incentive	2,110
Step Increment	614

Total Other Compensation Common to All	70,275

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	307
Longevity Pay	250
Lump-sum for filling of Positions - Civilian	47,934

DECEMBER 25, 2023	OFFICIAL GAZETTE	725
STATE UNIVERSITIES AND COLLEGES

Total Other Compensation for Specific Groups	48,491

Other Benefits
PAG-IBIG Contributions	506
PhilHealth Contributions	5,067
Employees Compensation Insurance Premiums	506
Terminal Leave	1,761

Total Other Benefits	7,840

Non-Permanent Positions	4,480

Total Personnel Services	376,573

Maintenance and Other Operating Expenses
Travelling Expenses	3,400
Training and Scholarship Expenses	4,423
Supplies and Materials Expenses	5,390
Utility Expenses	22,374
Communication Expenses	1,590
Awards/Rewards and Prizes	692
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	342
Professional Services	5,550
General Services	4,666
Repairs and Maintenance	5,025
Financial Assistance/Subsidy	414,839
Taxes, Insurance Premiums and Other Fees	8,571
Other Maintenance and Operating Expenses
Advertising Expenses	288
Printing and Publication Expenses	379
Representation Expenses	1,700
Transportation and Delivery Expenses	575
Rent/Lease Expenses	290
Membership Dues and Contributions to Organizations	230
Subscription Expenses	255
Other Maintenance and Operating Expenses	10,773

Total Maintenance and Other Operating Expenses	493,352

Total Current Operating Expenditures	869,925

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	25,000
Machinery and Equipment Outlay	20,000
Furniture, Fixtures and Books Outlay	5,000

Total Capital Outlays	50,000

TOTAL NEW APPROPRIATIONS	919,925

726	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

N.8. UNIVERSITY OF SCIENCE AND TECHNOLOGY OF SOUTHERN PHILIPPINES - CLAVERIA CAMPUS

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	248,717,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	19,652,000	₱	29,826,000	₱		₱	49,478,000
Operations		62,594,000		5,994,000		20,000,000		88,588,000

HIGHER EDUCATION PROGRAM		62,594,000		3,150,000		20,000,000		85,744,000
RESEARCH PROGRAM				2,104,000				2,104,000
TECHNICAL ADVISORY EXTENSION PROGRAM				740,000				740,000

Total, Regular Programs		82,246,000		35,820,000		20,000,000		138,066,000

B. PROJECT(S)
Locally-Funded Project(s)				90,651,000		20,000,000		110,651,000

Total, Project(s)				90,651,000		20,000,000		110,651,000

TOTAL NEW APPROPRIATIONS	₱	82,246,000	₱	126,471,000	₱	40,000,000	₱	248,717,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	10,844,000	₱	29,826,000	₱		₱	40,670,000
Administration of Personnel Benefits		8,808,000						8,808,000

Sub-total, General Administration and Support		19,652,000		29,826,000				49,478,000

Operations
HIGHER EDUCATION PROGRAM		62,594,000		3,150,000		20,000,000		85,744,000

Provision of Higher Education Services		62,594,000		3,150,000		20,000,000		85,744,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	727
STATE UNIVERSITIES AND COLLEGES

RESEARCH PROGRAM				2,104,000				2,104,000

Conduct of Research Services				2,104,000				2,104,000
TECHNICAL ADVISORY EXTENSION PROGRAM				740,000				740,000

Provision of Extension Services				740,000				740,000

Sub-total, Operations		62,594,000		5,994,000		20,000,000		88,588,000

Total, Regular Programs		82,246,000		35,820,000		20,000,000		138,066,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				87,651,000				87,651,000
Conversion of Old Auditorium into a Multi-Purpose
Building/Training Center (Phase 4)						20,000,000		20,000,000
Capacity Development on Futures
Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				90,651,000		20,000,000		110,651,000

Total, Project(s)				90,651,000		20,000,000		110,651,000

TOTAL NEW APPROPRIATIONS	₱	82,246,000	₱	126,471,000	₱	40,000,000	₱	248,717,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	55,108

Total Permanent Positions	55,108

Other Compensation Common to All
Personnel Economic Relief Allowance	1,896
Representation Allowance	60
Transportation Allowance	60
Clothing and Uniform Allowance	474
Honoraria	2,500
Mid-Year Bonus - Civilian	4,593
Year End Bonus	4,593
Cash Gift	395

728	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Productivity Enhancement Incentive	395
Step Increment	138

Total Other Compensation Common to All	15,104

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	42
Lump-sum for filling of Positions - Civilian	8,151

Total Other Compensation for Specific Groups	8,193

Other Benefits
PAG-IBIG Contributions	94
PhilHealth Contributions	1,047
Employees Compensation Insurance Premiums	94
Loyalty Award - Civilian	60
Terminal Leave	657

Total Other Benefits	1,952

Non-Permanent Positions	1,889

Total Personnel Services	82,246

Maintenance and Other Operating Expenses
Travelling Expenses	3,920
Training and Scholarship Expenses	1,787
Supplies and Materials Expenses	9,515
Utility Expenses	5,800
Communication Expenses	1,500
Awards/Rewards and Prizes	1,000
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	117
Professional Services	1,490
General Services	3,728
Repairs and Maintenance	2,400
Financial Assistance/Subsidy	88,651
Taxes, Insurance Premiums and Other Fees	1,100
Other Maintenance and Operating Expenses
Advertising Expenses	800
Printing and Publication Expenses	150
Representation Expenses	743
Transportation and Delivery Expenses	50
Rent/Lease Expenses	100
Membership Dues and Contributions to Organizations	120
Other Maintenance and Operating Expenses	1,500

Total Maintenance and Other Operating Expenses	126,471

Total Current Operating Expenditures	208,717

DECEMBER 25, 2023	OFFICIAL GAZETTE	729
STATE UNIVERSITIES AND COLLEGES

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	20,000
Machinery and Equipment Outlay	20,000

Total Capital Outlays	40,000

TOTAL NEW APPROPRIATIONS	248,717

730	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

O. REGION XI - DAVAO

O.1. DAVAO DE ORO STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	287,909,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	28,090,000	₱	6,597,000	₱		₱	34,687,000
Operations		68,121,000		34,391,000		19,071,000		121,583,000

HIGHER EDUCATION PROGRAM		68,121,000		33,260,000		19,071,000		120,452,000
RESEARCH PROGRAM				711,000				711,000
TECHNICAL ADVISORY EXTENSION PROGRAM				420,000				420,000

Total, Regular Programs		96,211,000		40,988,000		19,071,000		156,270,000

B. PROJECT(S)
Locally-Funded Project(s)				85,960,000		45,679,000		131,639,000

Total, Project(s)				85,960,000		45,679,000		131,639,000

TOTAL NEW APPROPRIATIONS	₱	96,211,000	₱	126,948,000	₱	64,750,000	₱	287,909,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	18,640,000	₱	6,597,000	₱		₱	25,237,000
Administration of Personnel Benefits		9,450,000						9,450,000

Sub-total, General Administration and Support		28,090,000		6,597,000				34,687,000

Operations
HIGHER EDUCATION PROGRAM		68,121,000		33,260,000		19,071,000		120,452,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	731
STATE UNIVERSITIES AND COLLEGES

Provision of Higher Education Services		68,121,000		33,260,000		19,071,000		120,452,000
RESEARCH PROGRAM				711,000				711,000

Conduct of Research Services				711,000				711,000
TECHNICAL ADVISORY EXTENSION PROGRAM				420,000				420,000

Provision of Extension Services				420,000				420,000

Sub-total, Operations		68,121,000		34,391,000		19,071,000		121,583,000

Total, Regular Programs		96,211,000		40,988,000		19,071,000		156,270,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				82,960,000				82,960,000
Upgrading of Perimeter Fence in Montevista						5,929,000		5,929,000
Electrical Power Distribution
System, Main Campus						9,750,000		9,750,000
Capacity Development on Futures
Thinking and Strategic Foresight				2,000,000				2,000,000
Construction of a Five-Storey
Thirty-Classroom Administrative/Academic
Building in Main Compostela Campus						30,000,000		30,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				85,960,000		45,679,000		131,639,000

Total, Project(s)				85,960,000		45,679,000		131,639,000

TOTAL NEW APPROPRIATIONS	₱	96,211,000	₱	126,948,000	₱	64,750,000	₱	287,909,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	65,312

Total Permanent Positions	65,312

Other Compensation Common to All

732	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Personnel Economic Relief Allowance	4,272
Representation Allowance	162
Transportation Allowance	162
Clothing and Uniform Allowance	1,068
Honoraria	72
Mid-Year Bonus - Civilian	5,443
Year End Bonus	5,443
Cash Gift	890
Productivity Enhancement Incentive	890
Step Increment	163

Total Other Compensation Common to All	18,565

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	126
Lump-sum for filling of Positions - Civilian	9,450

Total Other Compensation for Specific Groups	9,576

Other Benefits
PAG-IBIG Contributions	214
PhilHealth Contributions	1,458
Employees Compensation Insurance Premiums	214
Loyalty Award - Civilian	10

Total Other Benefits	1,896

Non-Permanent Positions	862

Total Personnel Services	96,211

Maintenance and Other Operating Expenses
Travelling Expenses	2,334
Training and Scholarship Expenses	986
Supplies and Materials Expenses	4,963
Utility Expenses	4,636
Communication Expenses	3,325
Survey, Research, Exploration and Development Expenses	2,000
Awards/Rewards and Prizes	230
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	1,049
General Services	230
Repairs and Maintenance	19,896
Financial Assistance/Subsidy	83,960
Taxes, Insurance Premiums and Other Fees	446
Other Maintenance and Operating Expenses
Printing and Publication Expenses	441
Representation Expenses	1,535
Rent/Lease Expenses	55
Membership Dues and Contributions to Organizations	120
Subscription Expenses	50
Other Maintenance and Operating Expenses	556

Total Maintenance and Other Operating Expenses	126,948

DECEMBER 25, 2023	OFFICIAL GAZETTE	733
STATE UNIVERSITIES AND COLLEGES

Total Current Operating Expenditures	223,159

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	15,679
Buildings and Other Structures	30,000
Machinery and Equipment Outlay	8,000
Transportation Equipment Outlay	2,300
Furniture, Fixtures and Books Outlay	8,771

Total Capital Outlays	64,750

TOTAL NEW APPROPRIATIONS	287,909

O.2. DAVAO DEL NORTE STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	257,345,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	39,262,000	₱	5,971,000	₱		₱	45,233,000
Operations		63,715,000		20,130,000		9,000,000		92,845,000

HIGHER EDUCATION PROGRAM		63,575,000		14,734,000		9,000,000		87,309,000
ADVANCED EDUCATION PROGRAM		140,000						140,000
RESEARCH PROGRAM				5,170,000				5,170,000
TECHNICAL ADVISORY EXTENSION PROGRAM				226,000				226,000

Total, Regular Programs		102,977,000		26,101,000		9,000,000		138,078,000

B. PROJECT(S)
Locally-Funded Project(s)				89,267,000		30,000,000		119,267,000

Total, Project(s)				89,267,000		30,000,000		119,267,000

TOTAL NEW APPROPRIATIONS	₱	102,977,000	₱	115,368,000	₱	39,000,000	₱	257,345,000

734	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	31,574,000	₱	5,971,000	₱		₱	37,545,000
Administration of Personnel Benefits		7,688,000						7,688,000

Sub-total, General Administration and Support		39,262,000		5,971,000				45,233,000

Operations
HIGHER EDUCATION PROGRAM		63,575,000		14,734,000		9,000,000		87,309,000

Provision of Higher Education Services		63,575,000		14,734,000		9,000,000		87,309,000
ADVANCED EDUCATION PROGRAM		140,000						140,000

Provision of Advanced Education Services		140,000						140,000
RESEARCH PROGRAM				5,170,000				5,170,000

Conduct of Research Services				5,170,000				5,170,000
TECHNICAL ADVISORY EXTENSION PROGRAM				226,000				226,000

Provision of Extension Services				226,000				226,000

Sub-total, Operations		63,715,000		20,130,000		9,000,000		92,845,000

Total, Regular Programs		102,977,000		26,101,000		9,000,000		138,078,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				86,267,000				86,267,000
Upgrading of existing Learning and Information Resource Center (LIRC) into a Three-Storey Building; and furnish it with a state-of-the-art facilities and technologies (Phase 2 of 3)						30,000,000		30,000,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				89,267,000		30,000,000		119,267,000

Total, Project(s)				89,267,000		30,000,000		119,267,000

TOTAL NEW APPROPRIATIONS	₱	102,977,000	₱	115,368,000	₱	39,000,000	₱	257,345,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	735
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	71,493

Total Permanent Positions	71,493

Other Compensation Common to All
Personnel Economic Relief Allowance	3,720
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	930
Honoraria	321
Mid-Year Bonus - Civilian	5,958
Year End Bonus	5,958
Cash Gift	775
Productivity Enhancement Incentive	775
Step Increment	179

Total Other Compensation Common to All	19,096

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	133
Lump-sum for filling of Positions - Civilian	7,688

Total Other Compensation for Specific Groups	7,821

Other Benefits
PAG-IBIG Contributions	186
PhilHealth Contributions	1,547
Employees Compensation Insurance Premiums	186
Loyalty Award - Civilian	80

Total Other Benefits	1,999

Non-Permanent Positions	2,568

Total Personnel Services	102,977

Maintenance and Other Operating Expenses
Travelling Expenses	2,715
Training and Scholarship Expenses	2,270
Supplies and Materials Expenses	3,607
Utility Expenses	10,150
Communication Expenses	1,406
Survey, Research, Exploration and Development Expenses	2,000
Awards/Rewards and Prizes	10
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	140
General Services	320
Repairs and Maintenance	1,260

736	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Financial Assistance/Subsidy	87,267
Taxes, Insurance Premiums and Other Fees	220
Other Maintenance and Operating Expenses
Printing and Publication Expenses	25
Representation Expenses	905
Transportation and Delivery Expenses	20
Rent/Lease Expenses	30
Membership Dues and Contributions to Organizations	45
Other Maintenance and Operating Expenses	2,828

Total Maintenance and Other Operating Expenses	115,368

Total Current Operating Expenditures	218,345

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	30,000
Machinery and Equipment Outlay	8,493
Furniture, Fixtures and Books Outlay	507

Total Capital Outlays	39,000

TOTAL NEW APPROPRIATIONS	257,345

O.3. DAVAO DEL SUR STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	278,525,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	30,442,000	₱	6,936,000	₱		₱	37,378,000
Operations		62,961,000		10,976,000				73,937,000

HIGHER EDUCATION PROGRAM		62,961,000		9,072,000				72,033,000
RESEARCH PROGRAM				954,000				954,000
TECHNICAL ADVISORY EXTENSION PROGRAM				950,000				950,000

Total, Regular Programs		93,403,000		17,912,000				111,315,000

B. PROJECT(S)
Locally-Funded Project(s)				66,744,000		100,466,000		167,210,000

Total, Project(s)				66,744,000		100,466,000		167,210,000

TOTAL NEW APPROPRIATIONS	₱	93,403,000	₱	84,656,000	₱	100,466,000	₱	278,525,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	737
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	13,665,000	₱	6,936,000	₱		₱	20,601,000
Administration of Personnel Benefits		16,777,000						16,777,000

Sub-total, General Administration and Support		30,442,000		6,936,000				37,378,000

Operations
HIGHER EDUCATION PROGRAM		62,961,000		9,072,000				72,033,000

Provision of Higher Education Services		62,961,000		9,072,000				72,033,000
RESEARCH PROGRAM				954,000				954,000

Conduct of Research Services				954,000				954,000
TECHNICAL ADVISORY EXTENSION PROGRAM				950,000				950,000

Provision of Extension Services				950,000				950,000

Sub-total, Operations		62,961,000		10,976,000				73,937,000

Total, Regular Programs		93,403,000		17,912,000				111,315,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				61,494,000				61,494,000
Completion of Agriculture and DevComm
Academic Building (Phase 2 of 2)						50,466,000		50,466,000
Capacity Development on Futures
Thinking and Strategic Foresight				2,000,000				2,000,000
Construction of 26-Classroom New ICET Building						50,000,000		50,000,000
Tulong Dunong Program				3,250,000				3,250,000

Sub-total, Locally-Funded Project(s)				66,744,000		100,466,000		167,210,000

Total, Project(s)				66,744,000		100,466,000		167,210,000

TOTAL NEW APPROPRIATIONS	₱	93,403,000	₱	84,656,000	₱	100,466,000	₱	278,525,000

738	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	58,552

Total Permanent Positions	58,552

Other Compensation Common to All
Personnel Economic Relief Allowance	3,048
Representation Allowance	162
Transportation Allowance	162
Clothing and Uniform Allowance	762
Mid-Year Bonus - Civilian	4,879
Year End Bonus	4,879
Cash Gift	635
Productivity Enhancement Incentive	635
Step Increment	146

Total Other Compensation Common to All	15,308

Other Compensation for Specific Groups
Lump-sum for filling of Positions - Civilian	16,777

Total Other Compensation for Specific Groups	16,777

Other Benefits
PAG-IBIG Contributions	152
PhilHealth Contributions	1,266
Employees Compensation Insurance Premiums	152
Loyalty Award - Civilian	25

Total Other Benefits	1,595

Non-Permanent Positions	1,171

Total Personnel Services	93,403

Maintenance and Other Operating Expenses
Travelling Expenses	1,750
Training and Scholarship Expenses	1,500
Supplies and Materials Expenses	5,090
Utility Expenses	4,422
Communication Expenses	1,200
Survey, Research, Exploration and Development Expenses	2,200
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	226
Professional Services	400

DECEMBER 25, 2023	OFFICIAL GAZETTE	739
STATE UNIVERSITIES AND COLLEGES

Repairs and Maintenance	400
Financial Assistance/Subsidy	64,744
Labor and Wages	200
Other Maintenance and Operating Expenses
Printing and Publication Expenses	100
Representation Expenses	2,070
Other Maintenance and Operating Expenses	354

Total Maintenance and Other Operating Expenses	84,656

Total Current Operating Expenditures	178,059

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	100,466

Total Capital Outlays	100,466

TOTAL NEW APPROPRIATIONS	278,525

O.4. DAVAO ORIENTAL STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	363,151,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	34,522,000	₱	6,930,000	₱		₱	41,452,000
Support to Operations				1,299,000				1,299,000
Operations		116,849,000		29,698,000		15,000,000		161,547,000

HIGHER EDUCATION PROGRAM		116,549,000		26,757,000		15,000,000		158,306,000
RESEARCH PROGRAM		150,000		1,638,000				1,788,000
TECHNICAL ADVISORY EXTENSION PROGRAM		150,000		1,303,000				1,453,000

Total, Regular Programs		151,371,000		37,927,000		15,000,000		204,298,000

B. PROJECT(S)
Locally-Funded Project(s)				138,853,000		20,000,000		158,853,000

Total, Project(s)				138,853,000		20,000,000		158,853,000

TOTAL NEW APPROPRIATIONS	₱	151,371,000	₱	176,780,000	₱	35,000,000	₱	363,151,000

740	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	23,700,000	₱	6,930,000	₱		₱	30,630,000
Administration of Personnel Benefits		10,822,000						10,822,000

Sub-total, General Administration and Support		34,522,000		6,930,000				41,452,000

Support to Operations
Auxiliary Services				1,299,000				1,299,000

Sub-total, Support to Operations				1,299,000				1,299,000

Operations
HIGHER EDUCATION PROGRAM		116,549,000		26,757,000		15,000,000		158,306,000

Provision of Higher Education Services		116,549,000		26,757,000		15,000,000		158,306,000
RESEARCH PROGRAM		150,000		1,638,000				1,788,000

Conduct of Research Services		150,000		1,638,000				1,788,000
TECHNICAL ADVISORY EXTENSION PROGRAM		150,000		1,303,000				1,453,000

Provision of Extension Services		150,000		1,303,000				1,453,000

Sub-total, Operations		116,849,000		29,698,000		15,000,000		161,547,000

Total, Regular Programs		151,371,000		37,927,000		15,000,000		204,298,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				134,353,000				134,353,000
Construction of Three-Storey Green Technology
Earthquake-Proof Teacher Education
Technology, Phase II						15,000,000		15,000,000
Rehabilitation of Existing
Student Center, Main Campus						5,000,000		5,000,000
Capacity Development on Futures
Thinking and Strategic Foresight				2,000,000				2,000,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	741
STATE UNIVERSITIES AND COLLEGES

Tulong Dunong Program				2,500,000				2,500,000

Sub-total, Locally-Funded Project(s)				138,853,000		20,000,000		158,853,000

Total, Project(s)				138,853,000		20,000,000		158,853,000

TOTAL NEW APPROPRIATIONS	₱	151,371,000	₱	176,780,000	₱	35,000,000	₱	363,151,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	107,724

Total Permanent Positions	107,724

Other Compensation Common to All
Personnel Economic Relief Allowance	4,680
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	1,170
Honoraria	658
Mid-Year Bonus - Civilian	8,976
Year End Bonus	8,976
Cash Gift	975
Productivity Enhancement Incentive	975
Step Increment	269

Total Other Compensation Common to All	27,039

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	365
Lump-sum for filling of Positions - Civilian	10,741

Total Other Compensation for Specific Groups	11,106

Other Benefits
PAG-IBIG Contributions	234
PhilHealth Contributions	2,222
Employees Compensation Insurance Premiums	234
Loyalty Award - Civilian	75
Terminal Leave	81

Total Other Benefits	2,846

Non-Permanent Positions	2,656

Total Personnel Services	151,371

742	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Maintenance and Other Operating Expenses
Travelling Expenses	1,655
Training and Scholarship Expenses	1,355
Supplies and Materials Expenses	20,997
Utility Expenses	2,527
Communication Expenses	414
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	800
General Services	3,825
Repairs and Maintenance	1,710
Financial Assistance/Subsidy	136,853
Taxes, Insurance Premiums and Other Fees	2,420
Labor and Wages	499
Other Maintenance and Operating Expenses
Representation Expenses	1,115
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	176,780

Total Current Operating Expenditures	328,151

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	20,000
Machinery and Equipment Outlay	15,000

Total Capital Outlays	35,000

TOTAL NEW APPROPRIATIONS	363,151

O.5. SOUTHERN PHILIPPINES AGRI-BUSINESS AND MARINE AND AQUATIC SCHOOL OF TECHNOLOGY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	205,450,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	38,875,000	₱	4,197,000	₱		₱	43,072,000
Operations		51,218,000		16,674,000		15,000,000		82,892,000

HIGHER EDUCATION PROGRAM		50,551,000		15,513,000		15,000,000		81,064,000
RESEARCH PROGRAM				748,000				748,000
TECHNICAL ADVISORY EXTENSION PROGRAM		667,000		413,000				1,080,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	743
STATE UNIVERSITIES AND COLLEGES

Total, Regular Programs		90,093,000		20,871,000		15,000,000		125,964,000

B. PROJECT(S)
Locally-Funded Project(s)				49,486,000		30,000,000		79,486,000

Total, Project(s)				49,486,000		30,000,000		79,486,000

TOTAL NEW APPROPRIATIONS	₱	90,093,000	₱	70,357,000	₱	45,000,000	₱	205,450,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	16,109,000	₱	4,197,000	₱		₱	20,306,000
Administration of Personnel Benefits		22,766,000						22,766,000

Sub-total, General Administration and Support		38,875,000		4,197,000				43,072,000

Operations
HIGHER EDUCATION PROGRAM		50,551,000		15,513,000		15,000,000		81,064,000

Provision of Higher Education Services		50,551,000		15,513,000		15,000,000		81,064,000
RESEARCH PROGRAM				748,000				748,000

Conduct of Research Services				748,000				748,000
TECHNICAL ADVISORY EXTENSION PROGRAM		667,000		413,000				1,080,000

Provision of Extension Services		667,000		413,000				1,080,000

Sub-total, Operations		51,218,000		16,674,000		15,000,000		82,892,000

Total, Regular Programs		90,093,000		20,871,000		15,000,000		125,964,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				40,786,000				40,786,000
Replacement of Earthquake-Damaged Classroom
Building (Establishment of Program Learning Centers) in Buhangin Campus						30,000,000		30,000,000

744	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Enabling Food Sufficient Communities through Community-Based Participatory Action Research Program				5,700,000				5,700,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				49,486,000		30,000,000		79,486,000

Total, Project(s)				49,486,000		30,000,000		79,486,000

TOTAL NEW APPROPRIATIONS	₱	90,093,000	₱	70,357,000	₱	45,000,000	₱	205,450,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	50,072

Total Permanent Positions	50,072

Other Compensation Common to All
Personnel Economic Relief Allowance	2,880
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	720
Honoraria	240
Mid-Year Bonus - Civilian	4,173
Year End Bonus	4,173
Cash Gift	600
Productivity Enhancement Incentive	600
Step Increment	125

Total Other Compensation Common to All	13,871

Other Compensation for Specific Groups
Lump-sum for filling of Positions - Civilian	22,766

Total Other Compensation for Specific Groups	22,766

Other Benefits
PAG-IBIG Contributions	144
PhilHealth Contributions	1,101
Employees Compensation Insurance Premiums	144
Loyalty Award - Civilian	55

Total Other Benefits	1,444

DECEMBER 25, 2023	OFFICIAL GAZETTE	745
STATE UNIVERSITIES AND COLLEGES

Non-Permanent Positions	1,940

Total Personnel Services	90,093

Maintenance and Other Operating Expenses
Travelling Expenses	1,260
Training and Scholarship Expenses	1,305
Supplies and Materials Expenses	7,284
Utility Expenses	6,738
Communication Expenses	855
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	291
General Services	1,350
Financial Assistance/Subsidy	41,786
Taxes, Insurance Premiums and Other Fees	358
Other Maintenance and Operating Expenses
Printing and Publication Expenses	125
Representation Expenses	455
Other Maintenance and Operating Expenses	6,400

Total Maintenance and Other Operating Expenses	70,357

Total Current Operating Expenditures	160,450

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	30,000
Machinery and Equipment Outlay	15,000

Total Capital Outlays	45,000

TOTAL NEW APPROPRIATIONS	205,450

O.6. UNIVERSITY OF SOUTHEASTERN PHILIPPINES

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	832,883,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	171,320,000	₱	38,380,000	₱		₱	209,700,000
Support to Operations		4,027,000		2,089,000				6,116,000
Operations		322,258,000		74,538,000		20,000,000		416,796,000

746	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

HIGHER EDUCATION PROGRAM		300,628,000		61,172,000		20,000,000		381,800,000
ADVANCED EDUCATION PROGRAM		19,003,000		1,506,000				20,509,000
RESEARCH PROGRAM		1,808,000		11,082,000				12,890,000
TECHNICAL ADVISORY EXTENSION PROGRAM		819,000		778,000				1,597,000

Total, Regular Programs		497,605,000		115,007,000		20,000,000		632,612,000

B. PROJECT(S)
Locally-Funded Project(s)				125,271,000		75,000,000		200,271,000

Total, Project(s)				125,271,000		75,000,000		200,271,000

TOTAL NEW APPROPRIATIONS	₱	497,605,000	₱	240,278,000	₱	95,000,000	₱	832,883,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	33,119,000	₱	38,380,000	₱		₱	71,499,000
Administration of Personnel Benefits		138,201,000						138,201,000

Sub-total, General Administration and Support		171,320,000		38,380,000				209,700,000

Support to Operations
Auxiliary Services		4,027,000		2,089,000				6,116,000

Sub-total, Support to Operations		4,027,000		2,089,000				6,116,000

Operations
HIGHER EDUCATION PROGRAM		300,628,000		61,172,000		20,000,000		381,800,000

Provision of Higher Education Services		300,628,000		61,172,000		20,000,000		381,800,000
ADVANCED EDUCATION PROGRAM		19,003,000		1,506,000				20,509,000

Provision of Advanced Education Services		19,003,000		1,506,000				20,509,000
RESEARCH PROGRAM		1,808,000		11,082,000				12,890,000

Conduct of Research Services		1,808,000		11,082,000				12,890,000
TECHNICAL ADVISORY EXTENSION PROGRAM		819,000		778,000				1,597,000

Provision of Extension Services		819,000		778,000				1,597,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	747
STATE UNIVERSITIES AND COLLEGES

Sub-total, Operations		322,258,000		74,538,000		20,000,000		416,796,000

Total, Regular Programs		497,605,000		115,007,000		20,000,000		632,612,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				102,271,000				102,271,000
Completion of Technology and
Business Incubator (Phase 2 of 2)						20,000,000		20,000,000
Completion of SAEc Building,
USeP Obrero Campus						30,000,000		30,000,000
Increase in Carrying Capacity of the College of Medicine				20,000,000				20,000,000
Capacity Development on Futures
Thinking and Strategic Foresight				2,000,000				2,000,000
Construction of Dormitory, USeP Mintal Campus						25,000,000		25,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				125,271,000		75,000,000		200,271,000

Total, Project(s)				125,271,000		75,000,000		200,271,000

TOTAL NEW APPROPRIATIONS	₱	497,605,000	₱	240,278,000	₱	95,000,000	₱	832,883,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	279,656

Total Permanent Positions	279,656

Other Compensation Common to All
Personnel Economic Relief Allowance	11,880
Representation Allowance	228
Transportation Allowance	228
Clothing and Uniform Allowance	2,970
Honoraria	2,943
Mid-Year Bonus - Civilian	23,304
Year End Bonus	23,304
Cash Gift	2,475
Productivity Enhancement Incentive	2,475
Step Increment	700

748	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Total Other Compensation Common to All	70,507

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	690
Lump-sum for filling of Positions - Civilian	136,896

Total Other Compensation for Specific Groups	137,586

Other Benefits
PAG-IBIG Contributions	594
PhilHealth Contributions	5,858
Employees Compensation Insurance Premiums	594
Loyalty Award - Civilian	520
Terminal Leave	1,305

Total Other Benefits	8,871

Non-Permanent Positions	985

Total Personnel Services	497,605

Maintenance and Other Operating Expenses
Travelling Expenses	6,020
Training and Scholarship Expenses	3,250
Supplies and Materials Expenses	18,030
Utility Expenses	24,026
Communication Expenses	7,630
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	182
Professional Services	23,450
General Services	12,050
Repairs and Maintenance	2,050
Financial Assistance/Subsidy	103,271
Taxes, Insurance Premiums and Other Fees	1,130
Other Maintenance and Operating Expenses
Advertising Expenses	50
Printing and Publication Expenses	260
Representation Expenses	8,747
Membership Dues and Contributions to Organizations	46
Other Maintenance and Operating Expenses	28,086

Total Maintenance and Other Operating Expenses	240,278

Total Current Operating Expenditures	737,883

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	75,000
Machinery and Equipment Outlay	20,000

Total Capital Outlays	95,000

TOTAL NEW APPROPRIATIONS	832,883

DECEMBER 25, 2023	OFFICIAL GAZETTE	749
STATE UNIVERSITIES AND COLLEGES

P. REGION XII - SOCCSKSARGEN

P.1. COTABATO FOUNDATION COLLEGE OF SCIENCE AND TECHNOLOGY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	333,668,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	59,434,000	₱	16,601,000	₱		₱	76,035,000
Operations		103,241,000		55,168,000		10,000,000		168,409,000

HIGHER EDUCATION PROGRAM		88,165,000		29,192,000		10,000,000		127,357,000
ADVANCED EDUCATION PROGRAM				1,207,000				1,207,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,322,000		5,740,000				9,062,000
CUSTODIAL CARE PROGRAM		11,754,000		19,029,000				30,783,000

Total, Regular Programs		162,675,000		71,769,000		10,000,000		244,444,000

B. PROJECT(S)
Locally-Funded Project(s)				59,224,000		30,000,000		89,224,000

Total, Project(s)				59,224,000		30,000,000		89,224,000

TOTAL NEW APPROPRIATIONS	₱	162,675,000	₱	130,993,000	₱	40,000,000	₱	333,668,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	35,873,000	₱	16,601,000	₱		₱	52,474,000
Administration of Personnel Benefits		23,561,000						23,561,000

Sub-total, General Administration and Support		59,434,000		16,601,000				76,035,000

Operations
HIGHER EDUCATION PROGRAM		88,165,000		29,192,000		10,000,000		127,357,000

750	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Provision of Higher Education Services		88,165,000		29,192,000		10,000,000		127,357,000
ADVANCED EDUCATION PROGRAM				1,207,000				1,207,000

Provision of Advanced Education Services				1,207,000				1,207,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,322,000		5,740,000				9,062,000

Provision of Extension Services		3,322,000		5,740,000				9,062,000
CUSTODIAL CARE PROGRAM		11,754,000		19,029,000				30,783,000

Provision of Custodial Care Services		11,754,000		19,029,000				30,783,000

Sub-total, Operations		103,241,000		55,168,000		10,000,000		168,409,000

Total, Regular Programs		162,675,000		71,769,000		10,000,000		244,444,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				51,224,000				51,224,000
Continuation of the Third Phase
Administration Building						30,000,000		30,000,000
Capacity Development on Futures
Thinking and Strategic Foresight				2,000,000				2,000,000
Assessment and Characterization of Water
Quality, Inland Capture Fisheries, Watershed, and Socio-economic of Important Water Bodies for Social and Economic Transformation in Central Mindanao				5,000,000				5,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				59,224,000		30,000,000		89,224,000

Total, Project(s)				59,224,000		30,000,000		89,224,000

TOTAL NEW APPROPRIATIONS	₱	162,675,000	₱	130,993,000	₱	40,000,000	₱	333,668,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	99,704

Total Permanent Positions	99,704

DECEMBER 25, 2023	OFFICIAL GAZETTE	751
STATE UNIVERSITIES AND COLLEGES

Other Compensation Common to All
Personnel Economic Relief Allowance	5,736
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	1,434
Honoraria	4,739
Mid-Year Bonus - Civilian	8,308
Year End Bonus	8,308
Cash Gift	1,195
Productivity Enhancement Incentive	1,195
Step Increment	249

Total Other Compensation Common to All	31,500

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	3,397
Lump-sum for filling of Positions - Civilian	22,840

Total Other Compensation for Specific Groups	26,237

Other Benefits
PAG-IBIG Contributions	287
PhilHealth Contributions	2,142
Employees Compensation Insurance Premiums	287
Loyalty Award - Civilian	160
Terminal Leave	721

Total Other Benefits	3,597

Non-Permanent Positions	1,637

Total Personnel Services	162,675

Maintenance and Other Operating Expenses
Travelling Expenses	7,115
Training and Scholarship Expenses	6,695
Supplies and Materials Expenses	39,110
Utility Expenses	5,884
Communication Expenses	409
Survey, Research, Exploration and Development Expenses	7,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
General Services	7,086
Repairs and Maintenance	2,267
Financial Assistance/Subsidy	52,224
Taxes, Insurance Premiums and Other Fees	676
Other Maintenance and Operating Expenses
Printing and Publication Expenses	150
Representation Expenses	1,300
Membership Dues and Contributions to Organizations	217
Subscription Expenses	750

Total Maintenance and Other Operating Expenses	130,993

Total Current Operating Expenditures	293,668

752	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	30,000
Machinery and Equipment Outlay	5,000
Furniture, Fixtures and Books Outlay	5,000

Total Capital Outlays	40,000

TOTAL NEW APPROPRIATIONS	333,668

P.2. SOUTH COTABATO STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	92,822,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	14,959,000	₱	4,959,000	₱		₱	19,918,000
Operations		19,276,000		13,008,000		10,000,000		42,284,000

HIGHER EDUCATION PROGRAM		19,276,000		12,564,000		10,000,000		41,840,000
RESEARCH PROGRAM				444,000				444,000

Total, Regular Programs		34,235,000		17,967,000		10,000,000		62,202,000

B. PROJECT(S)
Locally-Funded Project(s)				15,620,000		15,000,000		30,620,000

Total, Project(s)				15,620,000		15,000,000		30,620,000

TOTAL NEW APPROPRIATIONS	₱	34,235,000	₱	33,587,000	₱	25,000,000	₱	92,822,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	10,047,000	₱	4,959,000	₱	₱	15,006,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	753
STATE UNIVERSITIES AND COLLEGES

Administration of Personnel Benefits		4,912,000						4,912,000

Sub-total, General Administration and Support		14,959,000		4,959,000				19,918,000

Operations
HIGHER EDUCATION PROGRAM		19,276,000		12,564,000		10,000,000		41,840,000

Provision of Higher Education Services		19,276,000		12,564,000		10,000,000		41,840,000
RESEARCH PROGRAM				444,000				444,000

Conduct of Research Services				444,000				444,000

Sub-total, Operations		19,276,000		13,008,000		10,000,000		42,284,000

Total, Regular Programs		34,235,000		17,967,000		10,000,000		62,202,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				7,620,000				7,620,000
Construction of Three-Storey
College Library						15,000,000		15,000,000
Capacity Development on Futures
Thinking and Strategic Foresight				2,000,000				2,000,000
Assessment and Characterization of Water
Quality, Inland Capture Fisheries, Watershed, and Socio-economic of Important Water Bodies for Social and Economic Transformation in Central Mindanao				5,000,000				5,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				15,620,000		15,000,000		30,620,000

Total, Project(s)				15,620,000		15,000,000		30,620,000

TOTAL NEW APPROPRIATIONS	₱	34,235,000	₱	33,587,000	₱	25,000,000	₱	92,822,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	22,615

Total Permanent Positions	22,615

754	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Other Compensation Common to All
Personnel Economic Relief Allowance	1,152
Representation Allowance	162
Transportation Allowance	162
Clothing and Uniform Allowance	288
Mid-Year Bonus - Civilian	1,885
Year End Bonus	1,885
Cash Gift	240
Productivity Enhancement Incentive	240
Step Increment	57

Total Other Compensation Common to All	6,071

Other Compensation for Specific Groups
Lump-sum for filling of Positions - Civilian	4,660

Total Other Compensation for Specific Groups	4,660

Other Benefits
PAG-IBIG Contributions	57
PhilHealth Contributions	498
Employees Compensation Insurance Premiums	57
Loyalty Award - Civilian	25
Terminal Leave	252

Total Other Benefits	889

Total Personnel Services	34,235

Maintenance and Other Operating Expenses
Travelling Expenses	734
Training and Scholarship Expenses	454
Supplies and Materials Expenses	9,360
Utility Expenses	2,130
Communication Expenses	634
Survey, Research, Exploration and Development Expenses	7,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	115
Professional Services	555
General Services	1,350
Repairs and Maintenance	1,250
Financial Assistance/Subsidy	8,620
Taxes, Insurance Premiums and Other Fees	150
Labor and Wages	300
Other Maintenance and Operating Expenses
Advertising Expenses	25
Printing and Publication Expenses	85
Representation Expenses	330
Transportation and Delivery Expenses	70
Membership Dues and Contributions to Organizations	125
Subscription Expenses	300

Total Maintenance and Other Operating Services	33,587

Total Current Operating Expenditures	67,822

DECEMBER 25, 2023	OFFICIAL GAZETTE	755
STATE UNIVERSITIES AND COLLEGES

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	15,000
Machinery and Equipment Outlay	8,300
Transportation Equipment Outlay	1,700

Total Capital Outlays	25,000

TOTAL NEW APPROPRIATIONS	92,822

P.3. SULTAN KUDARAT STATE UNIVERSITY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	620,039,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	69,729,000	₱	29,807,000	₱		₱	99,536,000
Operations		248,581,000		61,652,000		10,000,000		320,233,000

HIGHER EDUCATION PROGRAM		248,581,000		41,941,000		10,000,000		300,522,000
ADVANCED EDUCATION PROGRAM				5,095,000				5,095,000
RESEARCH PROGRAM				11,952,000				11,952,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,664,000				2,664,000

Total, Regular Programs		318,310,000		91,459,000		10,000,000		419,769,000

B. PROJECT(S)
Locally-Funded Project(s)				125,270,000		75,000,000		200,270,000

Total, Project(s)				125,270,000		75,000,000		200,270,000

TOTAL NEW APPROPRIATIONS	₱	318,310,000	₱	216,729,000	₱	85,000,000	₱	620,039,000

756	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	23,019,000	₱	29,807,000	₱		₱	52,826,000
Administration of Personnel Benefits		46,710,000						46,710,000

Sub-total, General Administration and Support		69,729,000		29,807,000				99,536,000

Operations
HIGHER EDUCATION PROGRAM		248,581,000		41,941,000		10,000,000		300,522,000

Provision of Higher Education Services		248,581,000		41,941,000		10,000,000		300,522,000
ADVANCED EDUCATION PROGRAM				5,095,000				5,095,000

Provision of Advanced Education Services				5,095,000				5,095,000
RESEARCH PROGRAM				11,952,000				11,952,000

Conduct of Research Services				11,952,000				11,952,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,664,000				2,664,000

Provision of Extension Services				2,664,000				2,664,000

Sub-total, Operations		248,581,000		61,652,000		10,000,000		320,233,000

Total, Regular Programs		318,310,000		91,459,000		10,000,000		419,769,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				115,770,000				115,770,000
Upgrading of Gymnasium, ACCESS Campus						10,000,000		10,000,000
Establishment of Halal Food Court and Business Center, ACCESS Campus						15,000,000		15,000,000
Capacity Development on Futures
Thinking and Strategic Foresight				2,000,000				2,000,000
Assessment and Characterization of Water
Quality, Inland Capture Fisheries, Watershed, and Socio-economic of Important Water Bodies for Social and Economic Transformation in
Central Mindanao				5,000,000				5,000,000
Establishment and/or Support to the College of Medicine						50,000,000		50,000,000
Tulong Dunong Program				2,500,000				2,500,000

Sub-total, Locally-Funded Project(s)				125,270,000		75,000,000		200,270,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	757
STATE UNIVERSITIES AND COLLEGES

Total, Project(s)				125,270,000		75,000,000		200,270,000

TOTAL NEW APPROPRIATIONS	₱	318,310,000	₱	216,729,000	₱	85,000,000	₱	620,039,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	211,702

Total Permanent Positions	211,702

Other Compensation Common to All
Personnel Economic Relief Allowance	9,360
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	2,340
Honoraria	1,115
Mid-Year Bonus - Civilian	17,642
Year End Bonus	17,642
Cash Gift	1,950
Productivity Enhancement Incentive	1,950
Step Increment	529

Total Other Compensation Common to All	52,864

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	110
Lump-sum for filling of Positions - Civilian	39,568

Total Other Compensation for Specific Groups	39,678

Other Benefits
PAG-IBIG Contributions	468
PhilHealth Contributions	4,485
Employees Compensation Insurance Premiums	468
Loyalty Award - Civilian	175
Terminal Leave	7,142

Total Other Benefits	12,738

Non-Permanent Positions	1,328

Total Personnel Services	318,310

758	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Maintenance and Other Operating Expenses
Travelling Expenses	10,241
Training and Scholarship Expenses	7,742
Supplies and Materials Expenses	16,714
Utility Expenses	16,715
Communication Expenses	3,357
Awards/Rewards and Prizes	200
Survey, Research, Exploration and Development Expenses	7,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	115
Professional Services	9,280
General Services	13,300
Repairs and Maintenance	4,200
Financial Assistance/Subsidy	118,270
Taxes, Insurance Premiums and Other Fees	2,650
Labor and Wages	1,900
Other Maintenance and Operating Expenses
Advertising Expenses	150
Printing and Publication Expenses	555
Representation Expenses	2,800
Transportation and Delivery Expenses	250
Membership Dues and Contributions to Organizations	390
Subscription Expenses	900

Total Maintenance and Other Operating Expenses	216,729

Total Current Operating Expenditures	535,039

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	50,000
Machinery and Equipment Outlay	35,000

Total Capital Outlays	85,000

TOTAL NEW APPROPRIATIONS	620,039

P.4. UNIVERSITY OF SOUTHERN MINDANAO

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,034,532,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱	201,227,000	₱	50,098,000	₱	₱	251,325,000
Support to Operations		10,897,000		393,000			11,290,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	759
STATE UNIVERSITIES AND COLLEGES

Operations		370,831,000		25,906,000		20,000,000		416,737,000

HIGHER EDUCATION PROGRAM		341,888,000		11,890,000		20,000,000		373,778,000
ADVANCED EDUCATION PROGRAM		21,064,000		2,564,000				23,628,000
RESEARCH PROGRAM		6,618,000		9,307,000				15,925,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,261,000		2,145,000				3,406,000

Total, Regular Programs		582,955,000		76,397,000		20,000,000		679,352,000

B. PROJECT(S)
Locally-Funded Project(s)				220,180,000		135,000,000		355,180,000

Total, Project(s)				220,180,000		135,000,000		355,180,000

TOTAL NEW APPROPRIATIONS	₱	582,955,000	₱	296,577,000	₱	155,000,000	₱	1,034,532,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	77,263,000	₱	50,098,000	₱		₱	127,361,000
Administration of Personnel Benefits		123,964,000						123,964,000

Sub-total, General Administration and Support		201,227,000		50,098,000				251,325,000

Support to Operations
Auxiliary Services		10,897,000		393,000				11,290,000

Sub-total, Support to Operations		10,897,000		393,000				11,290,000

Operations
HIGHER EDUCATION PROGRAM		341,888,000		11,890,000		20,000,000		373,778,000

Provision of Higher Education Services		341,888,000		11,890,000		20,000,000		373,778,000
ADVANCED EDUCATION PROGRAM		21,064,000		2,564,000				23,628,000

Provision of Advanced Education Services		21,064,000		2,564,000				23,628,000
RESEARCH PROGRAM		6,618,000		9,307,000				15,925,000

Conduct of Research Services		6,618,000		9,307,000				15,925,000

760	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

TECHNICAL ADVISORY EXTENSION PROGRAM		1,261,000		2,145,000				3,406,000

Provision of Extension Services		1,261,000		2,145,000				3,406,000

Sub-total, Operations		370,831,000		25,906,000		20,000,000		416,737,000

Total, Regular Programs		582,955,000		76,397,000		20,000,000		679,352,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				194,680,000				194,680,000
Completion of Education, Arts and Sciences Building, Kidapawan City Campus						30,000,000		30,000,000
Repair and Upgrading of National Service Training Program Building						25,000,000		25,000,000
Completion of General Academic Building, Libungan Campus						20,000,000		20,000,000
Upgrading of College of Technology Building, Kidapawan City Campus						50,000,000		50,000,000
Increase in Carrying Capacity of the College of Medicine				10,000,000		10,000,000		20,000,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Assessment and Characterization of Water Quality, Inland Capture Fisheries, Watershed, and Socio-economic of Important Water Bodies for Social and Economic Transformation in Central Mindanao (Kabacan in Kabacan, North Cotabato)				5,000,000				5,000,000
Assessment and Characterization of Water Quality, Inland Capture Fisheries, Watershed, and Socio-economic of Important Water Bodies for Social and Economic Transformation in Central Mindanao (Kidapawan in Kidapawan City)				5,000,000				5,000,000
Tulong Dunong Program				2,500,000				2,500,000
Financial Assistance to Athletes and Athletic Program				1,000,000				1,000,000
Sub-total, Locally-Funded Project(s)				220,180,000		135,000,000		355,180,000

Total, Project(s)				220,180,000		135,000,000		355,180,000

TOTAL NEW APPROPRIATIONS	₱	582,955,000	₱	296,577,000	₱	155,000,000	₱	1,034,532,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	761
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	350,152

Total Permanent Positions	350,152

Other Compensation Common to All
Personnel Economic Relief Allowance	15,600
Representation Allowance	294
Transportation Allowance	294
Clothing and Uniform Allowance	3,900
Honoraria	3,105
Mid-Year Bonus - Civilian	29,178
Year End Bonus	29,178
Cash Gift	3,250
Productivity Enhancement Incentive	3,250
Step Increment	875

Total Other Compensation Common to All	88,924

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	562
Magna Carta for Science & Technology Personnel	4,690
Lump-sum for filling of Positions - Civilian	121,660

Total Other Compensation for Specific Groups	126,912

Other Benefits
PAG-IBIG Contributions	779
PhilHealth Contributions	7,388
Employees Compensation Insurance Premiums	779
Loyalty Award - Civilian	140
Terminal Leave	2,304

Total Other Benefits	11,390

Non-Permanent Positions	5,577

Total Personnel Services	582,955

Maintenance and Other Operating Expenses
Travelling Expenses	7,700
Training and Scholarship Expenses	3,964
Supplies and Materials Expenses	13,982
Utility Expenses	22,825
Communication Expenses	627
Survey, Research, Exploration and Development Expenses	12,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	162
Professional Services	1,364
General Services	6,224

762	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Repairs and Maintenance	4,944
Financial Assistance/Subsidy	209,259
Taxes, Insurance Premiums and Other Fees	936
Other Maintenance and Operating Expenses
Representation Expenses	1,973
Membership Dues and Contributions to Organizations	158
Subscription Expenses	3
Other Maintenance and Operating Expenses	10,456

Total Maintenance and Other Operating Expenses	296,577

Total Current Operating Expenditures	879,532

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	130,000
Machinery and Equipment Outlay	20,000
Furniture, Fixtures and Books Outlay	5,000

Total Capital Outlays	155,000

TOTAL NEW APPROPRIATIONS	1,034,532

DECEMBER 25, 2023	OFFICIAL GAZETTE	763
STATE UNIVERSITIES AND COLLEGES

Q. REGION XIII - CARAGA

Q.1. AGUSAN DEL SUR STATE COLLEGE OF AGRICULTURE AND TECHNOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	323,070,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	21,632,000	₱	15,193,000	₱		₱	36,825,000
Support to Operations				30,814,000				30,814,000
Operations		68,088,000		50,554,000		15,000,000		133,642,000

HIGHER EDUCATION PROGRAM		68,088,000		45,612,000		15,000,000		128,700,000
ADVANCED EDUCATION PROGRAM				948,000				948,000
RESEARCH PROGRAM				3,335,000				3,335,000
TECHNICAL ADVISORY EXTENSION PROGRAM				659,000				659,000

Total, Regular Programs		89,720,000		96,561,000		15,000,000		201,281,000

B. PROJECT(S)
Locally-Funded Project(s)				86,789,000		35,000,000		121,789,000

Total, Project(s)				86,789,000		35,000,000		121,789,000

TOTAL NEW APPROPRIATIONS	₱	89,720,000	₱	183,350,000	₱	50,000,000	₱	323,070,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	14,307,000	₱	15,193,000	₱	₱	29,500,000
Administration of Personnel Benefits		7,325,000					7,325,000

Sub-total, General Administration and Support		21,632,000		15,193,000			36,825,000

764	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Support to Operations
Auxiliary Services		30,814,000		30,814,000

Sub-total, Support to Operations		30,814,000		30,814,000

Operations
HIGHER EDUCATION PROGRAM	68,088,000	45,612,000	15,000,000	128,700,000

Provision of Higher Education Services	68,088,000	45,612,000	15,000,000	128,700,000
ADVANCED EDUCATION PROGRAM		948,000		948,000

Provision of Advanced Higher Education Services		948,000		948,000
RESEARCH PROGRAM		3,335,000		3,335,000

Conduct of Research Services		3,335,000		3,335,000
TECHNICAL ADVISORY EXTENSION PROGRAM		659,000		659,000

Provision of Extension Services		659,000		659,000

Sub-total, Operations	68,088,000	50,554,000	15,000,000	133,642,000

Total, Regular Programs	89,720,000	96,561,000	15,000,000	201,281,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education		57,102,000		57,102,000
Construction of Learning Resource Center, Phase I			5,000,000	5,000,000
Completion of College of Engineering and Information Sciences Integrated Laboratory Center, Phase I			30,000,000	30,000,000
Soil Plant-Nutrient Index Characterization for Rice, Com, Soybeans, and Root Crops Commodity		7,400,000		7,400,000
Improved soybeans production in Type 2 Climatic conditions for Food Security, Sustainability and Circular Economy		2,855,000		2,855,000
Smart Agriculture		10,540,000		10,540,000
Valorization of Agricultural by-products and Industrial pave bricks: A contribution to climate change adaptation and circular economy		980,000		980,000
Sustainable Agri-Eco Tourism for Food Sustainability		2,250,000		2,250,000
Production of Coconut and Calamansi Establishment for Organic Agriculture		205,000		205,000
Sustainable Moringa Processing for Food Sufficiency and Sustainability		217,000		217,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	765
STATE UNIVERSITIES AND COLLEGES

Management Practices in Vermiculture (Agricultural Waste Utilization Project 2): A Sustainable Organic Agriculture for Food				323,000				323,000
Community Outreach through Veterinary Services and Information Drive on Community Related Issues				136,000				136,000
Oyster Mushroom Production for Food Sufficiency and Sustainability				281,000				281,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				2,500,000				2,500,000

Sub-total, Locally-Funded Project(s)				86,789,000		35,000,000		121,789,000

Total, Project(s)				86,789,000		35,000,000		121,789,000

TOTAL NEW APPROPRIATIONS	₱	89,720,000	₱	183,350,000	₱	50,000,000	₱	323,070,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	63,252

Total Permanent Positions	63,252

Other Compensation Common to All
Personnel Economic Relief Allowance	3,000
Representation Allowance	120
Transportation Allowance	120
Clothing and Uniform Allowance	750
Honoraria	622
Mid-Year Bonus - Civilian	5,271
Year End Bonus	5,271
Cash Gift	625
Productivity Enhancement Incentive	625
Step Increment	158

Total Other Compensation Common to All	16,562

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	252
Lump-sum for filling of Positions - Civilian	6,900

Total Other Compensation for Specific Groups	7,152

766	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Other Benefits
PAG-IBIG Contributions	150
PhilHealth Contributions	1,358
Employees Compensation Insurance Premiums	150
Loyalty Award - Civilian	80
Terminal Leave	425

Total Other Benefits	2,163

Non-Permanent Positions	591

Total Personnel Services	89,720

Maintenance and Other Operating Expenses
Travelling Expenses	3,210
Training and Scholarship Expenses	8,732
Supplies and Materials Expenses	29,534
Utility Expenses	6,387
Communication Expenses	3,374
Awards/Rewards and Prizes	200
Survey, Research, Exploration and Development Expenses	25,873
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	185
Professional Services	11,935
General Services	24,651
Repairs and Maintenance	4,595
Financial Assistance/Subsidy	59,602
Taxes, Insurance Premiums and Other Fees	2,849
Labor and Wages	200
Other Maintenance and Operating Expenses
Advertising Expenses	260
Printing and Publication Expenses	310
Representation Expenses	470
Transportation and Delivery Expenses	70
Membership Dues and Contributions to Organizations	364
Subscription Expenses	529
Other Maintenance and Operating Expenses	20

Total Maintenance and Other Operating Expenses	183,350

Total Current Operating Expenditures	273,070

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	35,000
Machinery and Equipment Outlay	15,000

Total Capital Outlays	50,000

TOTAL NEW APPROPRIATIONS	323,070

Q.2. CARAGA STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	622,421,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	767
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	53,521,000	₱	54,860,000	₱		₱	108,381,000
Support to Operations				7,645,000				7,645,000
Operations		227,379,000		22,857,000		20,000,000		270,236,000

HIGHER EDUCATION PROGRAM		227,151,000		18,990,000		20,000,000		266,141,000
ADVANCED EDUCATION PROGRAM		30,000		429,000				459,000
RESEARCH PROGRAM		100,000		2,725,000				2,825,000
TECHNICAL ADVISORY EXTENSION PROGRAM		98,000		713,000				811,000

Total, Regular Programs		280,900,000		85,362,000		20,000,000		386,262,000

B. PROJECT(S)
Locally-Funded Project(s)				216,159,000		20,000,000		236,159,000

Total, Project(s)				216,159,000		20,000,000		236,159,000

TOTAL NEW APPROPRIATIONS	₱	280,900,000	₱	301,521,000	₱	40,000,000	₱	622,421,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	25,294,000	₱	54,860,000	₱	₱	80,154,000
Administration of Personnel Benefits		28,227,000					28,227,000

Sub-total, General Administration and Support		53,521,000		54,860,000			108,381,000

Support to Operations
Auxiliary Services				7,645,000			7,645,000

Sub-total, Support to Operations				7,645,000			7,645,000

768	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Operations
HIGHER EDUCATION PROGRAM		227,151,000		18,990,000		20,000,000		266,141,000

Provision of Higher Education Services		227,151,000		18,990,000		20,000,000		266,141,000
ADVANCED EDUCATION PROGRAM		30,000		429,000				459,000

Provision of Advanced Education Services		30,000		429,000				459,000
RESEARCH PROGRAM		100,000		2,725,000				2,825,000

Conduct of Research Services		100,000		2,725,000				2,825,000
TECHNICAL ADVISORY EXTENSION PROGRAM		98,000		713,000				811,000

Provision of Extension Services		98,000		713,000				811,000

Sub-total, Operations		227,379,000		22,857,000		20,000,000		270,236,000

Total, Regular Programs		280,900,000		85,362,000		20,000,000		386,262,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				208,344,000				208,344,000
Completion of Ladies and Gents Dormitory (Phase I)						20,000,000		20,000,000
Development of a Community-Based Psychosocial Support Program for Rural Communities in Caraga				1,970,000				1,970,000
Communication Pathways of Falcata Adoption among Farmers in Agusan del Sur, Philippines				1,613,000				1,613,000
Biodiversity Assessment of the Proposed Local Conservation Area in Barangay Sumile, Butuan City				558,000				558,000
HITSAS-TULAY (TUyhakaw sa kabatan-onang Lumad Alang sa Yutan-ong Kalambuan)				329,000				329,000
MUGNA Caraga: Mentoring and Upskilling Groups towards Navigating their Action-Response				345,000				345,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				216,159,000		20,000,000		236,159,000

Total, Project(s)				216,159,000		20,000,000		236,159,000

TOTAL NEW APPROPRIATIONS	₱	280,900,000	₱	301,521,000	₱	40,000,000	₱	622,421,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	769
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	193,668

Total Permanent Positions	193,668

Other Compensation Common to All
Personnel Economic Relief Allowance	7,584
Representation Allowance	192
Transportation Allowance	192
Clothing and Uniform Allowance	1,896
Honoraria	4,200
Mid-Year Bonus - Civilian	16,139
Year End Bonus	16,139
Cash Gift	1,580
Productivity Enhancement Incentive	1,580
Step Increment	484

Total Other Compensation Common to All	49,986

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	294
Lump-sum for filling of Positions - Civilian	27,810

Total Other Compensation for Specific Groups	28,104

Other Benefits
PAG-IBIG Contributions	379
PhilHealth Contributions	3,960
Employees Compensation Insurance Premiums	379
Loyalty Award - Civilian	220
Terminal Leave	417

Total Other Benefits	5,355

Non-Permanent Positions	3,787

Total Personnel Services	280,900

Maintenance and Other Operating Expenses
Travelling Expenses	6,397
Training and Scholarship Expenses	9,025
Supplies and Materials Expenses	12,474
Utility Expenses	18,226
Communication Expenses	3,453

770	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Awards/Rewards and Prizes	1,728
Survey, Research, Exploration and Development Expenses	2,200
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	160
Professional Services	7,964
General Services	12,016
Repairs and Maintenance	5,604
Financial Assistance/Subsidy	209,344
Taxes, Insurance Premiums and Other Fees	7,260
Other Maintenance and Operating Expenses
Printing and Publication Expenses	787
Representation Expenses	3,305
Transportation and Delivery Expenses	4
Rent/Lease Expenses	598
Membership Dues and Contributions to Organizations	355
Subscription Expenses	457
Other Maintenance and Operating Expenses	164

Total Maintenance and Other Operating Expenses	301,521

Total Current Operating Expenditures	582,421

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	20,000
Machinery and Equipment Outlay	20,000

Total Capital Outlays	40,000

TOTAL NEW APPROPRIATIONS	622,421

Q.3. NORTH EASTERN MINDANAO STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	820,168,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	104,281,000	₱	31,996,000	₱	2,218,000	₱	138,495,000
Support to Operations				1,000,000				1,000,000
Operations		267,452,000		68,257,000		12,782,000		348,491,000

HIGHER EDUCATION PROGRAM		263,952,000		43,223,000		3,570,000		310,745,000
ADVANCED EDUCATION PROGRAM		500,000		2,108,000				2,608,000
RESEARCH PROGRAM		1,500,000		15,977,000		9,212,000		26,689,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	771
STATE UNIVERSITIES AND COLLEGES

TECHNICAL ADVISORY EXTENSION PROGRAM		1,500,000		6,949,000				8,449,000

Total, Regular Programs		371,733,000		101,253,000		15,000,000		487,986,000

B. PROJECT(S)
Locally-Funded Project(s)				317,182,000		15,000,000		332,182,000

Total, Project(s)				317,182,000		15,000,000		332,182,000

TOTAL NEW APPROPRIATIONS	₱	371,733,000	₱	418,435,000	₱	30,000,000	₱	820,168,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	64,774,000	₱	31,996,000	₱	2,218,000	₱	98,988,000
Administration of Personnel Benefits		39,507,000						39,507,000

Sub-total, General Administration and Support		104,281,000		31,996,000		2,218,000		138,495,000

Support to Operations
Auxiliary Services				1,000,000				1,000,000

Sub-total, Support to Operations				1,000,000				1,000,000

Operations
HIGHER EDUCATION PROGRAM		263,952,000		43,223,000		3,570,000		310,745,000

Provision of Higher Education Services		263,952,000		43,223,000		3,570,000		310,745,000
ADVANCED EDUCATION PROGRAM		500,000		2,108,000				2,608,000

Provision of Advanced Education Services		500,000		2,108,000				2,608,000
RESEARCH PROGRAM		1,500,000		15,977,000		9,212,000		26,689,000

Conduct of Research Services		1,500,000		15,977,000		9,212,000		26,689,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,500,000		6,949,000				8,449,000

Provision of Extension Services		1,500,000		6,949,000				8,449,000

Sub-total, Operations		267,452,000		68,257,000		12,782,000		348,491,000

Total, Regular Programs		371,733,000		101,253,000		15,000,000		487,986,000

772	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				308,275,000				308,275,000
Completion of the University Library Building, Tandag Campus, (Phase II)						15,000,000		15,000,000
Science, Technology and Innovation: The Intercropping of Upland Rice with Leguminous Crops for Agroecological Cropping Systems				3,867,000				3,867,000
Upgrading of Crops and Soil Laboratory Building Equipment, Facilities, Furniture and Fixtures				1,575,000				1,575,000
A Web-Based Forecasting Tool for Measuring the pH and Fecal Coliform Level of the DOT Recognized Tourist Destination Beaches within the Province of Surigao del Sur, Philippines				126,000				126,000
Sustainable Activities Fecund Empowerment (SAFE) Project Phase I				174,000				174,000
Livelihood on Banana Loaf Bread Production				165,000				165,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				317,182,000		15,000,000		332,182,000

Total, Project(s)				317,182,000		15,000,000		332,182,000

TOTAL NEW APPROPRIATIONS	₱	371,733,000	₱	418,435,000	₱	30,000,000	₱	820,168,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	251,904

Total Permanent Positions	251,904

Other Compensation Common to All
Personnel Economic Relief Allowance	11,208
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	2,802

DECEMBER 25, 2023	OFFICIAL GAZETTE	773
STATE UNIVERSITIES AND COLLEGES

Honoraria	3,500
Mid-Year Bonus - Civilian	20,992
Year End Bonus	20,992
Cash Gift	2,335
Productivity Enhancement Incentive	2,335
Step Increment	630

Total Other Compensation Common to All	65,154

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	2,097
Lump-sum for filling of Positions - Civilian	38,558

Total Other Compensation for Specific Groups	40,655

Other Benefits
PAG-IBIG Contributions	561
PhilHealth Contributions	5,342
Employees Compensation Insurance Premiums	561
Loyalty Award - Civilian	290
Terminal Leave	949

Total Other Benefits	7,703

Non-Permanent Positions	6,317

Total Personnel Services	371,733

Maintenance and Other Operating Expenses
Travelling Expenses	9,095
Training and Scholarship Expenses	4,377
Supplies and Materials Expenses	21,816
Utility Expenses	15,658
Communication Expenses	1,312
Awards/Rewards and Prizes	875
Survey, Research, Exploration and Development Expenses	2,170
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	20,842
General Services	13,030
Repairs and Maintenance	8,100
Financial Assistance/Subsidy	309,275
Taxes, Insurance Premiums and Other Fees	425
Other Maintenance and Operating Expenses
Advertising Expenses	75
Printing and Publication Expenses	73
Representation Expenses	7,714
Transportation and Delivery Expenses	215
Membership Dues and Contributions to Organizations	120
Subscription Expenses	370
Bank Transaction Fee	5
Other Maintenance and Operating Expenses	2,738

Total Maintenance and Other Operating Expenses	418,435

774	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Total Current Operating Expenditures	790,168

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	15,000
Machinery and Equipment Outlay	12,782
Other Property Plant and Equipment Outlay	2,218

Total Capital Outlays	30,000

TOTAL NEW APPROPRIATIONS	820,168

Q.4. SURIGAO DEL NORTE STATE UNIVERSITY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	601,312,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	86,271,000	₱	36,048,000	₱	2,000,000	₱	124,319,000
Operations		205,082,000		74,052,000		15,000,000		294,134,000

HIGHER EDUCATION PROGRAM		205,082,000		61,134,000		15,000,000		281,216,000
ADVANCED EDUCATION PROGRAM				3,096,000				3,096,000
RESEARCH PROGRAM				6,560,000				6,560,000
TECHNICAL ADVISORY EXTENSION PROGRAM				3,262,000				3,262,000

Total, Regular Programs		291,353,000		110,100,000		17,000,000		418,453,000

B. PROJECT(S)
Locally-Funded Project(s)				102,859,000		80,000,000		182,859,000

Total, Project(s)				102,859,000		80,000,000		182,859,000

TOTAL NEW APPROPRIATIONS	₱	291,353,000	₱	212,959,000	₱	97,000,000	₱	601,312,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	775
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	23,219,000	₱	36,048,000	₱	2,000,000	₱	61,267,000
Administration of Personnel Benefits		63,052,000						63,052,000

Sub-total, General Administration and Support		86,271,000		36,048,000		2,000,000		124,319,000

Operations
HIGHER EDUCATION PROGRAM		205,082,000		61,134,000		15,000,000		281,216,000

Provision of Higher Education Services		205,082,000		61,134,000		15,000,000		281,216,000
ADVANCED EDUCATION PROGRAM				3,096,000				3,096,000

Provision of Advanced Education Services				3,096,000				3,096,000
RESEARCH PROGRAM				6,560,000				6,560,000

Conduct of Research Services				6,560,000				6,560,000
TECHNICAL ADVISORY EXTENSION PROGRAM				3,262,000				3,262,000

Provision of Extension Services				3,262,000				3,262,000

Sub-total, Operations		205,082,000		74,052,000		15,000,000		294,134,000

Total, Regular Programs		291,353,000		110,100,000		17,000,000		418,453,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				91,264,000				91,264,000
Completion of Administration Building with Academic Classrooms, Malimono Campus						30,000,000		30,000,000
Assessment of Water Resources in the Island Barangays of Surigao City				2,031,000				2,031,000
Bioefficacy of Spent Mushroom against Selected Fungal Disease of Tomato				987,000				987,000
Genetic Identification, Distribution, Growth Pattern and Gonadal Maturation of Abalone Species				751,000				751,000
Acceptability and Profitability of Relyenong Bangus Mixed with Green Mussel Meat				161,000				161,000
Project Mangrove Rehabilitation and Conservation (MARECON) at Brgy. Nabago, Surigao City				2,261,000				2,261,000

776	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Showcasing Mushroom Farming Technology for Utilization and Adoption in the Municipality of Mainit, Surigao del Norte				904,000				904,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Construction of Siargao Animation Center, Del Carmen Campus						20,000,000		20,000,000
Tulong Dunong Program				2,500,000				2,500,000
Construction of Multi-Purpose Building (Dormitory)						30,000,000		30,000,000

Sub-total, Locally-Funded Project(s)				102,859,000		80,000,000		182,859,000

Total, Project(s)				102,859,000		80,000,000		182,859,000

TOTAL NEW APPROPRIATIONS	₱	291,353,000	₱	212,959,000	₱	97,000,000	₱	601,312,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	172,644

Total Permanent Positions	172,644

Other Compensation Common to All
Personnel Economic Relief Allowance	6,936
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	1,734
Honoraria	836
Mid-Year Bonus - Civilian	14,387
Year End Bonus	14,387
Cash Gift	1,445
Productivity Enhancement Incentive	1,445
Step Increment	431

Total Other Compensation Common to All	41,961

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	577
Lump-sum for filling of Positions - Civilian	60,473
Anniversary Bonus - Civilian	855

Total Other Compensation for Specific Groups	61,905

DECEMBER 25, 2023	OFFICIAL GAZETTE	777
STATE UNIVERSITIES AND COLLEGES

Other Benefits
PAG-IBIG Contributions	347
PhilHealth Contributions	3,680
Employees Compensation Insurance Premiums	347
Loyalty Award - Civilian	200
Terminal Leave	2,579

Total Other Benefits	7,153

Non-Permanent Positions	7,690

Total Personnel Services	291,353

Maintenance and Other Operating Expenses
Travelling Expenses	9,480
Training and Scholarship Expenses	8,395
Supplies and Materials Expenses	23,184
Utility Expenses	20,521
Communication Expenses	3,694
Awards/Rewards and Prizes	143
Survey, Research, Exploration and Development Expenses	2,050
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	233
Professional Services	3,973
General Services	21,080
Repairs and Maintenance	8,803
Financial Assistance/Subsidy	93,764
Taxes, Insurance Premiums and Other Fees	4,438
Other Maintenance and Operating Expenses
Advertising Expenses	176
Printing and Publication Expenses	250
Representation Expenses	1,316
Transportation and Delivery Expenses	7
Rent/Lease Expenses	382
Membership Dues and Contributions to Organizations	88
Subscription Expenses	605
Other Maintenance and Operating Expenses	10,377

Total Maintenance and Other Operating Expenses	212,959

Total Current Operating Expenditures	504,312

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	80,000
Machinery and Equipment Outlay	15,000
Transportation Equipment Outlay	2,000

Total Capital Outlays	97,000

TOTAL NEW APPROPRIATIONS	601,312

778	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

R. BANGSAMORO AUTONOMOUS REGION IN MUSLIM MINDANAO (BARMM)

R.1. ADIONG MEMORIAL STATE COLLEGE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	107,972,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	11,452,000	₱	15,595,000	₱		₱	27,047,000
Support to Operations		2,000		887,000				889,000
Operations		22,520,000		13,628,000		5,000,000		41,148,000

HIGHER EDUCATION PROGRAM		22,520,000		7,103,000		5,000,000		34,623,000
ADVANCED EDUCATION PROGRAM				606,000				606,000
RESEARCH PROGRAM				1,975,000				1,975,000
TECHNICAL ADVISORY EXTENSION PROGRAM				3,944,000				3,944,000

Total, Regular Programs		33,974,000		30,110,000		5,000,000		69,084,000

B. PROJECT(S)
Locally-Funded Project(s)				18,888,000		20,000,000		38,888,000

Total, Project(s)				18,888,000		20,000,000		38,888,000

TOTAL NEW APPROPRIATIONS	₱	33,974,000	₱	48,998,000	₱	25,000,000	₱	107,972,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	11,452,000	₱	15,595,000	₱	₱	27,047,000

Sub-total, General Administration and Support		11,452,000		15,595,000			27,047,000

Support to Operations

DECEMBER 25, 2023	OFFICIAL GAZETTE	779
STATE UNIVERSITIES AND COLLEGES

Auxiliary Services		2,000		887,000				889,000

Sub-total, Support to Operations		2,000		887,000				889,000

Operations
HIGHER EDUCATION PROGRAM		22,520,000		7,103,000		5,000,000		34,623,000

Provision of Higher Education Services		22,520,000		7,103,000		5,000,000		34,623,000
ADVANCED EDUCATION PROGRAM				606,000				606,000

Provision of Advanced Education Services				606,000				606,000
RESEARCH PROGRAM				1,975,000				1,975,000

Conduct of Research Services				1,975,000				1,975,000
TECHNICAL ADVISORY EXTENSION PROGRAM				3,944,000				3,944,000

Provision of Extension Services				3,944,000				3,944,000

Sub-total, Operations		22,520,000		13,628,000		5,000,000		41,148,000

Total, Regular Programs		33,974,000		30,110,000		5,000,000		69,084,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				10,888,000				10,888,000
Construction of 4,000 liter capacity filtered overhead water tank (4 sets)						4,000,000		4,000,000
Completion of Two-Storey Academic Building (Phase II)						2,500,000		2,500,000
Rehabilitation and Expansion of Science Lecture Hall Building						8,000,000		8,000,000
Completion of Girls’ Dormitory Building Phase 2						5,500,000		5,500,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Assessment and Characterization of Water Quality, Inland Capture Fisheries, Watershed, and Socio-economic of Important Water Bodies for Social and Economic Transformation in
Central Mindanao				5,000,000				5,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				18,888,000		20,000,000		38,888,000

Total, Project(s)				18,888,000		20,000,000		38,888,000

TOTAL NEW APPROPRIATIONS	₱	33,974,000	₱	48,998,000	₱	25,000,000	₱	107,972,000

780	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	26,209

Total Permanent Positions	26,209

Other Compensation Common to All
Personnel Economic Relief Allowance	1,272
Representation Allowance	162
Transportation Allowance	162
Clothing and Uniform Allowance	318
Honoraria	167
Mid-Year Bonus - Civilian	2,184
Year End Bonus	2,184
Cash Gift	265
Productivity Enhancement Incentive	265
Step Increment	66

Total Other Compensation Common to All	7,045

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	13

Total Other Compensation for Specific Groups	13

Other Benefits
PAG-IBIG Contributions	64
PhilHealth Contributions	579
Employees Compensation Insurance Premiums	64

Total Other Benefits	707

Total Personnel Services	33,974

Maintenance and Other Operating Expenses
Travelling Expenses	4,381
Training and Scholarship Expenses	1,775
Supplies and Materials Expenses	4,706
Utility Expenses	366
Communication Expenses	1,293
Awards/Rewards and Prizes	365
Survey, Research, Exploration and Development Expenses	7,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	1,597

DECEMBER 25, 2023	OFFICIAL GAZETTE	781
STATE UNIVERSITIES AND COLLEGES

General Services	1,863
Repairs and Maintenance	150
Financial Assistance/Subsidy	11,888
Labor and Wages	8,056
Other Maintenance and Operating Expenses
Other Maintenance and Operating Expenses	5,408

Total Maintenance and Other Operating Expenses	48,998

Total Current Operating Expenditures	82,972

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	20,000
Machinery and Equipment Outlay	2,400
Furniture, Fixtures and Books Outlay	2,600

Total Capital Outlays	25,000

TOTAL NEW APPROPRIATIONS	107,972

R.2. COTABATO STATE UNIVERSITY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	340,816,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	30,587,000	₱	19,910,000	₱		₱	50,497,000
Operations		128,147,000		36,925,000		10,000,000		175,072,000

HIGHER EDUCATION PROGRAM		128,147,000		29,305,000		10,000,000		167,452,000
RESEARCH PROGRAM				6,475,000				6,475,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,145,000				1,145,000

Total, Regular Programs		158,734,000		56,835,000		10,000,000		225,569,000

B. PROJECT(S)
Locally-Funded Project(s)				64,647,000		50,600,000		115,247,000

Total, Project(s)				64,647,000		50,600,000		115,247,000

TOTAL NEW APPROPRIATIONS	₱	158,734,000	₱	121,482,000	₱	60,600,000	₱	340,816,000

782	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	19,383,000	₱	19,910,000	₱		₱	39,293,000
Administration of Personnel Benefits		11,204,000						11,204,000

Sub-total, General Administration and Support		30,587,000		19,910,000				50,497,000

Operations
HIGHER EDUCATION PROGRAM		128,147,000		29,305,000		10,000,000		167,452,000

Provision of Higher Education Services		128,147,000		29,305,000		10,000,000		167,452,000
RESEARCH PROGRAM				6,475,000				6,475,000

Conduct of Research Services				6,475,000				6,475,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,145,000				1,145,000

Provision of Extension Services				1,145,000				1,145,000

Sub-total, Operations		128,147,000		36,925,000		10,000,000		175,072,000

Total, Regular Programs		158,734,000		56,835,000		10,000,000		225,569,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				56,647,000				56,647,000
Completion of Agriculture Research Center Building in Rebuken						10,300,000		10,300,000
Completion of Fisheries Research Center Building in Parang, Maguindanao						10,300,000		10,300,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Assessment and Characterization of Water
Quality, Inland Capture Fisheries, Watershed, and Socio-economic of Important Water Bodies for Social and Economic Transformation in Central Mindanao				5,000,000				5,000,000
Tulong Dunong Program				1,000,000				1,000,000
Construction of Multi-Purpose Building (Dormitory)						30,000,000		30,000,000

Sub-total, Locally-Funded Project(s)				64,647,000		50,600,000		115,247,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	783
STATE UNIVERSITIES AND COLLEGES

Total, Project(s)				64,647,000		50,600,000		115,247,000

TOTAL NEW APPROPRIATIONS	₱	158,734,000	₱	121,482,000	₱	60,600,000	₱	340,816,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	113,851

Total Permanent Positions	113,851

Other Compensation Common to All
Personnel Economic Relief Allowance	5,376
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	1,344
Honoraria	992
Mid-Year Bonus - Civilian	9,488
Year End Bonus	9,488
Cash Gift	1,120
Productivity Enhancement Incentive	1,120
Step Increment	285

Total Other Compensation Common to All	29,549

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	6
Lump-sum for filling of Positions - Civilian	10,224

Total Other Compensation for Specific Groups	10,230

Other Benefits
PAG-IBIG Contributions	269
PhilHealth Contributions	2,491
Employees Compensation Insurance Premiums	269
Loyalty Award - Civilian	200
Terminal Leave	980

Total Other Benefits	4,209

Non-Permanent Positions	895

Total Personnel Services	158,734

Maintenance and Other Operating Expenses
Travelling Expenses	4,292
Training and Scholarship Expenses	5,041

784	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Supplies and Materials Expenses	11,101
Utility Expenses	11,269
Communication Expenses	3,593
Survey, Research, Exploration and Development Expenses	7,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	546
Professional Services	9,465
General Services	5,233
Repairs and Maintenance	4,079
Financial Assistance/Subsidy	57,647
Taxes, Insurance Premiums and Other Fees	857
Other Maintenance and Operating Expenses
Advertising Expenses	70
Printing and Publication Expenses	126
Representation Expenses	373
Transportation and Delivery Expenses	262
Membership Dues and Contributions to Organizations	348
Subscription Expenses	180

Total Maintenance and Other Operating Expenses	121,482

Total Current Operating Expenditures	280,216

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	50,600
Machinery and Equipment Outlay	10,000

Total Capital Outlays	60,600

TOTAL NEW APPROPRIATIONS	340,816

R.3. MINDANAO STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	12,398,992,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	564,059,000	₱	140,343,000	₱		₱	704,402,000
Support to Operations		94,373,000		9,362,000				103,735,000
Operations		2,462,053,000		239,352,000		25,000,000		2,726,405,000

HIGHER EDUCATION PROGRAM		2,314,103,000		224,526,000		25,000,000		2,563,629,000
ADVANCED EDUCATION PROGRAM		13,050,000		1,194,000				14,244,000
RESEARCH PROGRAM		97,517,000		11,519,000				109,036,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	785
STATE UNIVERSITIES AND COLLEGES

TECHNICAL ADVISORY EXTENSION PROGRAM		37,383,000		2,113,000				39,496,000

Total, Regular Programs		3,120,485,000		389,057,000		25,000,000		3,534,542,000

B. PROJECT(S)
Locally-Funded Project(s)				343,226,000		8,521,224,000		8,864,450,000

Total, Project(s)				343,226,000		8,521,224,000		8,864,450,000

TOTAL NEW APPROPRIATIONS	₱	3,120,485,000	₱	732,283,000	₱	8,546,224,000	₱	12,398,992,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	444,166,000	₱	140,343,000	₱	₱	584,509,000

Region X - Northern Mindanao		25,936,000		16,492,000			42,428,000

Mindanao State University - Naawan		25,936,000		16,492,000			42,428,000
Region XII - SOCCSKSARGEN		51,247,000		12,805,000			64,052,000

Mindanao State University - General Santos		51,247,000		12,805,000			64,052,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		366,983,000		111,046,000			478,029,000

Mindanao State University - Maguindanao		40,128,000		7,988,000			48,116,000
Mindanao State University - Marawi		304,254,000		92,518,000			396,772,000
Mindanao State University - Sulu		22,601,000		10,540,000			33,141,000
Administration of Personnel Benefits		119,893,000					119,893,000

Region X - Northern Mindanao		8,701,000					8,701,000

Mindanao State University - Naawan		8,701,000					8,701,000
Region XII - SOCCSKSARGEN		1,609,000					1,609,000

Mindanao State University - General Santos		1,609,000					1,609,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		109,583,000					109,583,000

Mindanao State University - Maguindanao		351,000					351,000
Mindanao State University - Marawi		105,517,000					105,517,000
Mindanao State University - Sulu		3,715,000					3,715,000

786	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Sub-total, General Administration and Support	564,059,000	140,343,000		704,402,000

Support to Operations
Auxiliary Services	94,373,000	9,362,000		103,735,000

Region X - Northern Mindanao	3,920,000	233,000		4,153,000

Mindanao State University - Naawan	3,920,000	233,000		4,153,000
Region XII - SOCCSKSARGEN	15,395,000	6,324,000		21,719,000

Mindanao State University - General Santos	15,395,000	6,324,000		21,719,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	75,058,000	2,805,000		77,863,000

Mindanao State University - Maguindanao	12,559,000	343,000		12,902,000
Mindanao State University - Marawi	60,752,000	1,901,000		62,653,000
Mindanao State University - Sulu	1,747,000	561,000		2,308,000

Sub-total, Support to Operations	94,373,000	9,362,000		103,735,000

Operations
HIGHER EDUCATION PROGRAM	2,314,103,000	224,526,000	25,000,000	2,563,629,000

Provision of Higher Education Services	2,314,103,000	224,526,000	25,000,000	2,563,629,000

Region X - Northern Mindanao	92,520,000	5,213,000	5,000,000	102,733,000

Mindanao State University - Naawan	92,520,000	5,213,000	5,000,000	102,733,000
Region XII - SOCCSKSARGEN	300,504,000	21,231,000	5,000,000	326,735,000

Mindanao State University - General Santos	300,504,000	21,231,000	5,000,000	326,735,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	1,921,079,000	198,082,000	15,000,000	2,134,161,000

Mindanao State University - Maguindanao	177,633,000	25,991,000	5,000,000	208,624,000
Mindanao State University - Marawi	1,564,806,000	164,461,000	5,000,000	1,734,267,000
Mindanao State University - Sulu	178,640,000	7,630,000	5,000,000	191,270,000
ADVANCED EDUCATION PROGRAM	13,050,000	1,194,000		14,244,000

Provision of Advanced Education Services	13,050,000	1,194,000		14,244,000

Region XII - SOCCSKSARGEN		206,000		206,000

Mindanao State University - General Santos		206,000		206,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	13,050,000	988,000		14,038,000

Mindanao State University - Maguindanao	6,502,000	480,000		6,982,000
Mindanao State University - Marawi	6,548,000	508,000		7,056,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	787
STATE UNIVERSITIES AND COLLEGES

RESEARCH PROGRAM	97,517,000	11,519,000		109,036,000

Conduct of Research Services	97,517,000	11,519,000		109,036,000

Region X - Northern Mindanao	36,903,000	1,202,000		38,105,000

Mindanao State University - Naawan	36,903,000	1,202,000		38,105,000
Region XII - SOCCSKSARGEN	7,346,000	3,578,000		10,924,000

Mindanao State University - General Santos	7,346,000	3,578,000		10,924,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	53,268,000	6,739,000		60,007,000

Mindanao State University - Maguindanao	8,616,000	1,064,000		9,680,000
Mindanao State University - Marawi	37,058,000	4,899,000		41,957,000
Mindanao State University - Sulu	7,594,000	776,000		8,370,000
TECHNICAL ADVISORY EXTENSION PROGRAM	37,383,000	2,113,000		39,496,000

Provision of Extension Services	37,383,000	2,113,000		39,496,000

Region X - Northern Mindanao	7,038,000	248,000		7,286,000

Mindanao State University - Naawan	7,038,000	248,000		7,286,000
Region XII - SOCCSKSARGEN	3,375,000	381,000		3,756,000

Mindanao State University - General Santos	3,375,000	381,000		3,756,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	26,970,000	1,484,000		28,454,000

Mindanao State University - Maguindanao	7,531,000	716,000		8,247,000
Mindanao State University - Marawi	19,439,000	768,000		20,207,000

Sub-total, Operations	2,462,053,000	239,352,000	25,000,000	2,726,405,000

Total, Regular Programs	3,120,485,000	389,057,000	25,000,000	3,534,542,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education		283,043,000		283,043,000

Region X - Northern Mindanao		30,111,000		30,111,000

Mindanao State University - Naawan		30,111,000		30,111,000
Region XII - SOCCSKSARGEN		48,378,000		48,378,000

Mindanao State University - General Santos		48,378,000		48,378,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		204,554,000		204,554,000

Mindanao State University - Maguindanao		17,703,000		17,703,000

788	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Mindanao State University - Marawi	154,192,000		154,192,000
Mindanao State University - Sulu	32,659,000		32,659,000
Upgrading of the College of Agriculture Academic Building		66,239,000	66,239,000

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		66,239,000	66,239,000

Mindanao State University - Maguindanao		66,239,000	66,239,000
Two-Storey Technical and Livelihood Education Center		40,000,000	40,000,000

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		40,000,000	40,000,000

Mindanao State University - Sulu		40,000,000	40,000,000
Completion of the University Gymnasium (Phase 2), MSU - General Santos		75,000,000	75,000,000

Region XII - SOCCSKSARGEN		75,000,000	75,000,000

Mindanao State University - General Santos		75,000,000	75,000,000
Completion of Crab Hatchery Center in Mindanao		4,985,000	4,985,000

Region X - Northern Mindanao		4,985,000	4,985,000

Mindanao State University - Naawan		4,985,000	4,985,000
Vulnerability and Risk Assessment of Lake Lanao Wastershed: Towards a Sustainable and Climate Change - Resilient Ecosystems and Communities in Lanao del Sur, Philippines, MSU - Marawi	5,630,000		5,630,000

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	5,630,000		5,630,000

Mindanao State University - Marawi	5,630,000		5,630,000
The Groundwater Exploration of Marawi City, Lanao del Sur, Philippines, MSU - Marawi	1,053,000		1,053,000

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	1,053,000		1,053,000

Mindanao State University - Marawi	1,053,000		1,053,000

Construction of Academic Building including Facilities - MSU-Main Campus, Sindangan Extension (MSU-MCSE)		20,000,000	20,000,000

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		20,000,000	20,000,000

Mindanao State University - Marawi		20,000,000	20,000,000

Increase in Carrying Capacity of the College of Medicine	30,000,000	10,000,000	40,000,000

Region XII - SOCCSKSARGEN	10,000,000	10,000,000	20,000,000

Mindanao State University - General Santos	10,000,000	10,000,000	20,000,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	789
STATE UNIVERSITIES AND COLLEGES

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	20,000,000		20,000,000

Mindanao State University - Marawi	20,000,000		20,000,000
Capacity Development on Futures Thinking and Strategic Foresight	2,000,000		2,000,000

Region X - Northern Mindanao	400,000		400,000

Mindanao State University - Naawan	400,000		400,000
Region XII - SOCCSKSARGEN	400,000		400,000

Mindanao State University - General Santos	400,000		400,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	1,200,000		1,200,000

Mindanao State University - Maguindanao	400,000		400,000
Mindanao State University - Marawi	400,000		400,000
Mindanao State University - Sulu	400,000		400,000
Assessment and Characterization of Water Quality, Inland Capture Fisheries, Watershed, and Socio-economic of Important Water Bodies for Social and Economic Transformation in Central Mindanao	10,000,000		10,000,000

Region XII - SOCCSKSARGEN	5,000,000		5,000,000

Mindanao State University - General Santos	5,000,000		5,000,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	5,000,000		5,000,000

Mindanao State University - Maguindanao	5,000,000		5,000,000
Construction of MSU-MSAT Sports Development Center (Phase II), Maigo, Lanao del Norte		30,000,000	30,000,000

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		30,000,000	30,000,000

Mindanao State University - Marawi		30,000,000	30,000,000
Completion of MSU-LNAC Gymnasium, Sultan Naga Dimaporo, Lanao del Norte		40,000,000	40,000,000

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		40,000,000	40,000,000

Mindanao State University - Marawi		40,000,000	40,000,000
Completion of 3-Storey, International Livelihood Training
Center and Dormitory, MSU Main Campus, Marawi		40,000,000	40,000,000

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		40,000,000	40,000,000

Mindanao State University - Marawi		40,000,000	40,000,000
Construction of Academic Building, MSU - Sindangan, Zamboanga del Norte		15,000,000	15,000,000

790	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region IX - Zamboanga Peninsula		15,000,000	15,000,000

Mindanao State University - Sindangan		15,000,000	15,000,000
Tulong Dunong Program	10,500,000		10,500,000

Region X- Northern Mindanao	2,100,000		2,100,000

Mindanao State University - Naawan	2,100,000		2,100,000
Region XII - SOCCSKSARGEN	2,100,000		2,100,000

Mindanao State University - General Santos	2,100,000		2,100,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	6,300,000		6,300,000

Mindanao State University - Maguindanao	2,100,000		2,100,000
Mindanao State University - Marawi	2,100,000		2,100,000
Mindanao State University - Sulu	2,100,000		2,100,000
Financial Assistance to Athletes and Athletic Program	1,000,000		1,000,000

Region X- Northern Mindanao	200,000		200,000

Mindanao State University - Naawan	200,000		200,000
Region XII - SOCCSKSARGEN	200,000		200,000

Mindanao State University - General Santos	200,000		200,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	600,000		600,000

Mindanao State University - Maguindanao	200,000		200,000
Mindanao State University - Marawi	200,000		200,000
Mindanao State University - Sulu	200,000		200,000
Construction of Center for Learning and Innovation,
MSU-Bataraza Extension, Bataraza, Palawan		30,000,000	30,000,000

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		30,000,000	30,000,000

Mindanao State University - Marawi		30,000,000	30,000,000
Campus Modernization Program: Development of
Integrated Campus Systems		1,050,000,000	I,050,000,000

Region XII - SOCCSKSARGEN		1,050,000,000	I,050,000,000

Mindanao State University - General Santos		1,050,000,000	I,050,000,000
Advanced Campus Network Development for
Enhanced Distance and Remote Learning Experience		1,000,000,000	I,000,000,000

Region XII - SOCCSKSARGEN		1,000,000,000	I,000,000,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	791
STATE UNIVERSITIES AND COLLEGES

Mindanao State University - General Santos						1,000,000,000		1,000,000,000
Sustainable Digital Transformation for Enhanced Learning Experience						1,000,000,000		1,000,000,000

Region X- Northern Mindanao						1,000,000,000		1,000,000,000

Mindanao State University - Naawan						1,000,000,000		1,000,000,000
Information System Literacy: Integration of Smart Campus Systems for Unified Information Management						1,500,000,000		1,500,000,000

Region X- Northern Mindanao						1,500,000,000		1,500,000,000

Mindanao State University - Naawan						1,500,000,000		1,500,000,000
Advanced Digital Security for Safe Campus Ecosystem						750,000,000		750,000,000

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)						750,000,000		750,000,000

Mindanao State University - Marawi						750,000,000		750,000,000
Connectivity Enhancement for Digital Campus Transformation						1,500,000,000		1,500,000,000

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)						1,500,000,000		1,500,000,000

Mindanao State University - Marawi						1,500,000,000		1,500,000,000
ICT Modernization Program						750,000,000		750,000,000

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)						750,000,000		750,000,000

Mindanao State University - Sulu						750,000,000		750,000,000
Smart Campus Unified Network Security Operations Hub						600,000,000		600,000,000

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)						600,000,000		600,000,000

Mindanao State University - Sulu						600,000,000		600,000,000

Sub-total, Locally-Funded Project(s)				343,226,000		8,521,224,000		8,864,450,000

Total, Project(s)				343,226,000		8,521,224,000		8,864,450,000

TOTAL NEW APPROPRIATIONS	₱	3,120,485,000	₱	732,283,000	₱	8,546,224,000	₱	12,398,992,000

New Appropriations by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	2,302,433

792	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Total Permanent Positions	2,302,433

Other Compensation Common to All
Personnel Economic Relief Allowance	102,264
Representation Allowance	4,764
Transportation Allowance	4,704
Clothing and Uniform Allowance	25,566
Honoraria	4,410
Mid-Year Bonus - Civilian	191,869
Year End Bonus	191,869
Cash Gift	21,305
Productivity Enhancement Incentive	21,305
Step Increment	5,756

Total Other Compensation Common to All	573,812

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	3,466
Lump-sum for filling of Positions - Civilian	45,517
Lump-sum for NBC 308	18,637

Total Other Compensation for Specific Groups	67,620

Other Benefits
PAG-IBIG Contributions	5,113
PhilHealth Contributions	46,689
Employees Compensation Insurance Premiums	5,113
Loyalty Award - Civilian	2,995
Terminal Leave	74,376

Total Other Benefits	134,286

Non-Permanent Positions	42,334

Total Personnel Services	3,120,485

Maintenance and Other Operating Expenses
Travelling Expenses	38,841
Training and Scholarship Expenses	23,570
Supplies and Materials Expenses	57,106
Utility Expenses	74,420
Communication Expenses	14,441
Awards/Rewards and Prizes	5,087
Survey, Research, Exploration and Development Expenses	12,425
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	801
Professional Services	7,467
General Services	29,819
Repairs and Maintenance	64,118
Financial Assistance/Subsidy	295,258
Taxes, Insurance Premiums and Other Fees	7,125
Labor and Wages	145
Other Maintenance and Operating Expenses
Advertising Expenses	376
Printing and Publication Expenses	3,996
Representation Expenses	879

DECEMBER 25, 2023	OFFICIAL GAZETTE	793
STATE UNIVERSITIES AND COLLEGES

Transportation and Delivery Expenses	179
Rent/Lease Expenses	1,929
Membership Dues and Contributions to Organizations	317
Other Maintenance and Operating Expenses	93,984

Total Maintenance and Other Operating Expenses	732,283

Total Current Operating Expenditures	3,852,768

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	8,150,000
Buildings and Other Structures	376,224
Machinery and Equipment Outlay	15,000
Furniture, Fixtures and Books Outlay	5,000

Total Capital Outlays	8,546,224

TOTAL NEW APPROPRIATIONS	12,398,992

R.4. MSU-TAWI-TAWI COLLEGE OF TECHNOLOGY AND OCEANOGRAPHY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	2,823,268,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	95,157,000	₱	32,932,000	₱	₱		P128,089,000
Support to Operations		35,227,000		2,742,000				37,969,000
Operations		434,967,000		54,393,000		50,000,000		539,360,000

HIGHER EDUCATION PROGRAM		402,168,000		46,688,000		50,000,000		498,856,000
ADVANCED EDUCATION PROGRAM		15,350,000		2,147,000				17,497,000
RESEARCH PROGRAM		11,587,000		3,918,000				15,505,000
TECHNICAL ADVISORY EXTENSION PROGRAM		5,862,000		1,640,000				7,502,000

Total, Regular Programs		565,351,000		90,067,000		50,000,000		705,418,000

B. PROJECT(S)
Locally-Funded Project(s)				17,850,000		2,100,000,000		2,117,850,000

Total, Project(s)				17,850,000		2,100,000,000		2,117,850,000

TOTAL NEW APPROPRIATIONS	₱	565,351,000	₱	107,917,000	₱	2,150,000,000	₱	2,823,268,000

794	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	64,572,000	₱	32,932,000	₱		₱	97,504,000
Administration of Personnel Benefits		30,585,000						30,585,000

Sub-total, General Administration and Support		95,157,000		32,932,000				128,089,000

Support to Operations
Auxiliary Services		35,227,000		2,742,000				37,969,000

Sub-total, Support to Operations		35,227,000		2,742,000				37,969,000

Operations
HIGHER EDUCATION PROGRAM		402,168,000		46,688,000		50,000,000		498,856,000

Provision of Higher Education Services		402,168,000		46,688,000		50,000,000		498,856,000
ADVANCED EDUCATION PROGRAM		15,350,000		2,147,000				17,497,000

Provision of Advanced Education Services		15,350,000		2,147,000				17,497,000
RESEARCH PROGRAM		11,587,000		3,918,000				15,505,000

Conduct of Research Services		11,587,000		3,918,000				15,505,000
TECHNICAL ADVISORY EXTENSION PROGRAM		5,862,000		1,640,000				7,502,000

Provision of Extension Services		5,862,000		1,640,000				7,502,000

Sub-total, Operations		434,967,000		54,393,000		50,000,000		539,360,000

Total, Regular Programs		565,351,000		90,067,000		50,000,000		705,418,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				15,850,000				15,850,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
University Technology Modernization for Intelligent Campus Information Systems						1,450,000,000		1,450,000,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	795
STATE UNIVERSITIES AND COLLEGES

Development of Digital Resiliency and Recovery Hub						650,000,000		650,000,000

Sub-total, Locally-Funded Project(s)				17,850,000		2,100,000,000		2,117,850,000

Total, Project(s)				17,850,000		2,100,000,000		2,117,850,000

TOTAL NEW APPROPRIATIONS	₱	565,351,000	₱	107,917,000	₱	2,150,000,000	₱	2,823,268,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	401,878

Total Permanent Positions	401,878

Other Compensation Common to All
Personnel Economic Relief Allowance	21,144
Representation Allowance	846
Transportation Allowance	846
Clothing and Uniform Allowance	5,286
Honoraria	1,511
Mid-Year Bonus - Civilian	33,491
Year End Bonus	33,491
Cash Gift	4,405
Productivity Enhancement Incentive	4,405
Step Increment	1,005

Total Other Compensation Common to All	106,430

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	155
Lump-sum for NBC 308	2,000
Anniversary Bonus - Civilian	2,718

Total Other Compensation for Specific Groups	4,873

Other Benefits
PAG-IBIG Contributions	1,056
PhilHealth Contributions	8,336
Employees Compensation Insurance Premiums	1,056
Loyalty Award - Civilian	855
Terminal Leave	30,585

Total Other Benefits	41,888

Non-Permanent Positions	10,282

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GENERAL APPROPRIATIONS ACT, FY 2024

Total Personnel Services	565,351

Maintenance and Other Operating Expenses
Travelling Expenses	5,091
Training and Scholarship Expenses	18,580
Supplies and Materials Expenses	16,069
Utility Expenses	19,848
Communication Expenses	7,498
Survey, Research, Exploration and Development Expenses	3,270
Professional Services	940
General Services	2,302
Repairs and Maintenance	8,190
Financial Assistance/Subsidy	15,850
Other Maintenance and Operating Expenses
Advertising Expenses	400
Printing and Publication Expenses	805
Representation Expenses	600
Other Maintenance and Operating Expenses	8,474

Total Maintenance and Other Operating Expenses	107,917

Total Current Operating Expenditures	673,268

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	2,100,000
Buildings and Other Structures	25,000
Machinery and Equipment Outlay	25,000

Total Capital Outlays	2,150,000

TOTAL NEW APPROPRIATIONS	2,823,268

R.5. SULU STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	271,628,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	60,589,000	₱	7,481,000	₱		₱	68,070,000
Operations		99,360,000		10,661,000		5,000,000		115,021,000

HIGHER EDUCATION PROGRAM		99,360,000		8,911,000		5,000,000		113,271,000
RESEARCH PROGRAM				875,000				875,000
TECHNICAL ADVISORY EXTENSION PROGRAM				875,000				875,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	797
STATE UNIVERSITIES AND COLLEGES

Total, Regular Programs		159,949,000		18,142,000		5,000,000		183,091,000

B. PROJECT(S)
Locally-Funded Project(s)				68,537,000		20,000,000		88,537,000

Total, Project(s)				68,537,000		20,000,000		88,537,000

TOTAL NEW APPROPRIATIONS	₱	159,949,000	₱	86,679,000	₱	25,000,000	₱	271,628,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	48,949,000	₱	7,481,000	₱		₱	56,430,000
Administration of Personnel Benefits		11,640,000						11,640,000

Sub-total, General Administration and Support		60,589,000		7,481,000				68,070,000

Operations
HIGHER EDUCATION PROGRAM		99,360,000		8,911,000		5,000,000		113,271,000

Provision of Higher Education Services		99,360,000		8,911,000		5,000,000		113,271,000
RESEARCH PROGRAM				875,000				875,000

Conduct of Research Services				875,000				875,000
TECHNICAL ADVISORY EXTENSION PROGRAM				875,000				875,000

Provision of Extension Services				875,000				875,000

Sub-total, Operations		99,360,000		10,661,000		5,000,000		115,021,000

Total, Regular Programs		159,949,000		18,142,000		5,000,000		183,091,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				57,037,000				57,037,000
Construction of Information and
Communication Technology Building (Phase I)						20,000,000		20,000,000
Capacity Development on Futures
Thinking and Strategic Foresight				2,000,000				2,000,000

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Research on Establishment of Halal Hub in Sulu				2,000,000				2,000,000
Research on Salt Production in Sulu				2,000,000				2,000,000
Research on Sustainable Sulu Coffee				2,000,000				2,000,000
Tulong Dunong Program				2,500,000				2,500,000
Financial Assistance to Athletes and Athletic Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				68,537,000		20,000,000		88,537,000

Total, Project(s)				68,537,000		20,000,000		88,537,000

TOTAL NEW APPROPRIATIONS	₱	159,949,000	₱	86,679,000	₱	25,000,000	₱	271,628,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	110,821

Total Permanent Positions	110,821

Other Compensation Common to All
Personnel Economic Relief Allowance	5,880
Representation Allowance	162
Transportation Allowance	162
Clothing and Uniform Allowance	1,470
Honoraria	553
Mid-Year Bonus - Civilian	9,235
Year End Bonus	9,235
Cash Gift	1,225
Productivity Enhancement Incentive	1,225
Step Increment	277

Total Other Compensation Common to All	29,424

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	20
Lump-sum for filling of Positions - Civilian	7,391

Total Other Compensation for Specific Groups	7,411

Other Benefits
PAG-IBIG Contributions	294
PhilHealth Contributions	2,420
Employees Compensation Insurance Premiums	294

DECEMBER 25, 2023	OFFICIAL GAZETTE	799
STATE UNIVERSITIES AND COLLEGES

Loyalty Award - Civilian	145
Terminal Leave	4,249

Total Other Benefits	7,402

Non-Permanent Positions	4,891

Total Personnel Services	159,949

Maintenance and Other Operating Expenses
Travelling Expenses	4,232
Training and Scholarship Expenses	867
Supplies and Materials Expenses	3,730
Utility Expenses	3,740
Communication Expenses	800
Survey, Research, Exploration and Development Expenses	8,260
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	120
Professional Services	480
General Services	2,420
Repairs and Maintenance	410
Financial Assistance/Subsidy	60,537
Other Maintenance and Operating Expenses
Printing and Publication Expenses	300
Representation Expenses	200
Membership Dues and Contributions to Organizations	230
Subscription Expenses	353

Total Maintenance and Other Operating Expenses	86,679

Total Current Operating Expenditures	246,628

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	20,000
Machinery and Equipment Outlay	5,000

Total Capital Outlays	25,000

TOTAL NEW APPROPRIATIONS	271,628

R.6. TAWI-TAWI REGIONAL AGRICULTURAL COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	201,859,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	61,017,000	₱	9,220,000	₱	5,000,000	₱	75,237,000

800	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Operations		78,162,000		2,465,000		5,000,000		85,627,000

HIGHER EDUCATION PROGRAM		78,162,000		2,465,000		5,000,000		85,627,000

Total, Regular Programs		139,179,000		11,685,000		10,000,000		160,864,000

B. PROJECT(S)
Locally-Funded Project(s)				25,995,000		15,000,000		40,995,000

Total, Project(s)				25,995,000		15,000,000		40,995,000

TOTAL NEW APPROPRIATIONS	₱	139,179,000	₱	37,680,000	₱	25,000,000	₱	201,859,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	17,700,000	₱	9,220,000	₱	5,000,000	₱	31,920,000
Administration of Personnel Benefits		43,317,000						43,317,000

Sub-total, General Administration and Support		61,017,000		9,220,000		5,000,000		75,237,000

Operations
HIGHER EDUCATION PROGRAM		78,162,000		2,465,000		5,000,000		85,627,000

Provision of Higher Education Services		78,162,000		2,465,000		5,000,000		85,627,000

Sub-total, Operations		78,162,000		2,465,000		5,000,000		85,627,000

Total, Regular Programs		139,179,000		11,685,000		10,000,000		160,864,000

PROJECT(S)
Locally-Funded Project(s)
Free Higher Education				22,995,000				22,995,000
Construction of Academic Building						15,000,000		15,000,000
Capacity Development on Futures Thinking and Strategic Foresight				2,000,000				2,000,000
Tulong Dunong Program				1,000,000				1,000,000

Sub-total, Locally-Funded Project(s)				25,995,000		15,000,000		40,995,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	801
STATE UNIVERSITIES AND COLLEGES

Total, Project(s)				25,995,000		15,000,000		40,995,000

TOTAL NEW APPROPRIATIONS	₱	139,179,000	₱	37,680,000	₱	25,000,000	₱	201,859,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	70,615

Total Permanent Positions	70,615

Other Compensation Common to All
Personnel Economic Relief Allowance	3,816
Representation Allowance	162
Transportation Allowance	162
Clothing and Uniform Allowance	954
Honoraria	1,888
Mid-Year Bonus - Civilian	5,885
Year End Bonus	5,885
Cash Gift	795
Productivity Enhancement Incentive	795
Step Increment	111

Total Other Compensation Common to All	20,519

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	13
Lump-sum for filling of Positions - Civilian	17,410

Total Other Compensation for Specific Groups	17,423

Other Benefits
PAG-IBIG Contributions	191
PhilHealth Contributions	1,545
Employees Compensation Insurance Premiums	191
Loyalty Award - Civilian	75
Terminal Leave	25,907

Total Other Benefits	27,909

Non-Permanent Positions	2,713

Total Personnel Services	139,179

802	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Maintenance and Other Operating Expenses
Travelling Expenses	1,867
Training and Scholarship Expenses	1,198
Supplies and Materials Expenses	2,029
Utility Expenses	2,248
Communication Expenses	860
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	503
Repairs and Maintenance	1,071
Financial Assistance/Subsidy	23,995
Taxes, Insurance Premiums and Other Fees	55
Other Maintenance and Operating Expenses
Rent/Lease Expenses	319
Other Maintenance and Operating Expenses	1,425

Total Maintenance and Other Operating Expenses	37,680

Total Current Operating Expenditures	176,859

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	15,000
Machinery and Equipment Outlay	5,000
Transportation Equipment Outlay	5,000

Total Capital Outlays	25,000

TOTAL NEW APPROPRIATIONS	201,859

Special Provision(s) Applicable to the State Universities and Colleges

1. Tuition Fees and School Charges. The SUCs are authorized to collect tuition fees and other necessary school charges in accordance with R.A. No. 8292 without prejudice to the provisions of R.A. No. 10931.

All income from tuition fees and other school charges shall be retained and deposited by SUCs in an authorized government depository bank. In case there are no government banks in the locality, such income may be deposited in non-government banks, subject to BSP Circular No. 110 dated June 14, 1996.

Said income, including the amounts appropriated herein, shall be used primarily for programs and projects that directly support the core mandate of SUCs and creation of additional positions as well as payments of magna carta benefits of public health workers subject to guidelines issued jointly by the DBM, CHED and COA. In no case shall said income be used for the payment of allowances and other benefits not authorized by law.

Disbursements or expenditures by the SUCs in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

The SUCs shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statements for the immediately preceding year. The Presidents of SUCs and their web administrators or their equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the SUCs’ websites.

2. Hospital Income. In addition to the amounts appropriated herein, all income generated from the operations of hospitals or medical centers under SUCs shall be deposited in an authorized government depository bank and used to augment the hospital’s MOOE and Capital Outlay requirements, subject to the following conditions: (i) at least twenty five percent (25%) of said income shall be utilized to purchase and upgrade hospital equipment used directly in the delivery of health services; and (ii) income sourced from PhilHealth reimbursements from availment of medical services shall be used exclusively by said hospitals for the improvement of its facilities, and the replenishment of drugs, medicines and vaccines, including medical and dental supplies used in government health care facilities.

In no case shall said amount be used for the payment of salaries, allowances, and other benefits.

Disbursements or expenditures by the hospitals in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

DECEMBER 25, 2023	OFFICIAL GAZETTE	803
STATE UNIVERSITIES AND COLLEGES

The SUCs shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statements for the immediately preceding year. The Presidents of the SUCs and their web administrators or their equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the SUCs’ websites.

3. Free Higher Education for State Universities and Colleges. The amount appropriated herein for Free Higher Education (FHE) shall be used to cover the cost of the tuition and other school fees for FY 2024, for all Filipino students enrolled in SUCs, pursuant to R.A. No. 10931 and its IRR.

The SUCs and CHED shall ensure that the enrollment capacity is strictly observed in the implementation of this program pursuant to R.A. No. 10931 and its IRR. The amount appropriated herein shall not be used to cover any increase in tuition and other school fees notwithstanding the lapse of the moratorium thereon.

In case the appropriation is depleted, the SUCs may charge the funding requirements against their internally generated funds, subject to accounting and auditing rules and regulations. Any deficiency thereafter shall be charged against the Higher Education Development Fund.

Release of funds shall be subject to the submission of: (i) the program of receipts and expenditures duly approved by the respective governing board of SUCs pursuant to R.A. No. 8292; (ii) the list of the actual number of enrollees and fees authorized under R.A. No. 10931 certified correct by the chief accountant and approved by the head of the SUC; and (iii) Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

4. Income from Intellectual Property. Income derived from the sale, marketing, and commercialization of intellectual property created by the faculty and personnel of SUCs shall accrue to the SUCs in accordance with Sections 30 and 178 of R.A. No. 8293.

5. SUCs Infrastructure Projects. The Department of Public Works and Highways (DPWH) shall implement the infrastructure projects of SUCs exceeding Five Million Pesos (₱5,000,000).

The DPWH shall ensure that the implementation of this provision strictly conform to the general and special provisions in this Act. Funds intended for the aforementioned projects shall be directly released to DPWH. The CHED and DWPH shall issue the necessary guidelines to implement this provision.

6. State Universities and Colleges Programs and Course Offerings. The SUCs shall maintain only programs and courses that directly support their core mandate and may open only programs and courses aligned with global innovation platforms of Science, Technology, Engineering, Agri-fisheries and Mathematics as well as the priorities of the government in key growth areas, such as semiconductor and electronics, business process outsourcing, tourism, general infrastructure, and other priority manufacturing industries, subject to the approval of their governing boards and the CHED in accordance with R.A. No. 8292 and guidelines issued by CHED. The funding requirements shall be charged against internally generated income, subject to the guidelines issued jointly by the DBM and CHED. In no case shall said income be used for the payment of allowances and other benefits not authorized by law.

7. Program of Receipts and Expenditures. The SUCs shall submit to the DBM and CHED not later than November 15 of the preceding year a copy of their Program of Receipts and Expenditures (PREs) for the current year as approved by their respective governing boards pursuant to R.A. No. 8292. They shall likewise submit to the DBM not later than March 1 of the current year their respective audited financial statements for the immediately preceding year.

The PREs shall include: (i) a statement of receipts and expenditures consistent with the COA Chart of Accounts; (ii) all receipts from internally generated income and the proposed appropriations under the FY 2024 National Expenditure Program; and (iii) proposed expenditures.

8. Research and Development Projects. The funds intended for new research and development projects undertaken by SUCs must be used for research and development projects that are consistent with, and directly related to, the priority programs of the government under the Philippine Development Plan. This may include the promotion and enhancement of protected areas through sustainable management and ecotourism development, mapping and inventory of the biodiversity of the province, and accelerating climate change adaptation and mitigation.

For this purpose, the SUCs shall coordinate with other government agencies concerned that are relevant to the research and development projects being undertaken: Provided, that the SUCs, in coordination with the LGUs and with the technical assistance of the DENR, may consider in their research program the mapping and inventory of the biodiversity of the province.

The Presidents of the SUCs and the SUCs’ web administrators or their equivalent shall be responsible for ensuring that the annual report on the utilization of funds, including the list of recipient public or private entities, status of research being undertaken, and the amount released and utilized for each project are posted on the SUCs’ websites.

9. Creation, Conversion or Reclassification of Positions. The SUCs may be allowed to create, convert, or reclassify positions as long as there is an authorized allocation for the purpose as appearing in their respective PREs or through scrap and build policy. The SUCs shall likewise observe the following in the creation, conversion or reclassification of positions: (i) the number of positions to be created shall be the same or less than the number of positions abolished except with respect to teaching positions; (ii) the staffing modifications which will increase the number of lower level teaching positions may be allowed to augment inadequate teaching personnel; and (iii) there shall be no increase in the total amount of Personnel Services of the SUC.

10. Laboratory Classes of State Universities and Colleges. The SUCs are allowed to maintain laboratory classes for their teaching education program in accordance with the policy of the CHED. The SUCs operating laboratory classes shall maintain one (1) teacher for every twenty five (25) students in each laboratory class but not exceeding seven hundred fifty (750) students per SUC.

Secondary school teaching positions in excess of the required number of teachers for laboratory classes shall be transferred to the DepEd. Pending actual transfer, the funding requirements for said positions shall continually be paid by the host SUC.

11. Vocational and Practicum Training or Students. The SUCs are authorized to avail the voluntary services of their students in the construction or repair of buildings and the fabrication or repair of equipment subject to the payment of hourly rate as may be determined by the SUCs but not to exceed four (4) hours a day.

They may likewise utilize services of students for academic, research, extension and administrative matters as part of practicum training subject to the payment of hourly rate as may be determined by the SUCs.

12. Release of Funds for Branches of State Universities and Colleges. The SUCs shall release the allocations identified in the PREs directly to their branches without any reduction by the main campus.

13. Employment of Qualified Contractual and Part-Time Faculty. In the hiring of new faculty, whether to fill unfilled or newly created positions, priority shall be given to qualified contractual or part-time faculty.

804	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

14. Inclusion of Environment, Climate Change Adaptation and Mitigation, and Culture in the Curriculum. The SUCs, in coordination with the Climate Change Commission (CCC), shall ensure that the following are integrated in the school curriculum to be taught and promoted:

a. Laws on the protection of the environment, and climate change adaptation and mitigation;

b. Environmental awareness and protection;

c. The National Service Training Program;

d. Indigenous knowledge systems pertaining to agriculture, environment, and cultural heritage, both tangible and intangible; and

e. Climate and Disaster Risk Assessment.

15. Technical Support to Local Government Units. The SUCs, in coordination with the CCC and the Department of the Interior and Local Government (DILG), shall support LGUs in the preparation and enhancement of Local Climate Change Action Plans and Comprehensive Land Use and Development Plans, including the conduct of the Climate and Disaster Risk Assessment, and cascading of relevant climate-related capacities and technologies.

16. Reporting and Posting Requirements. The SUCs shall submit quarterly reports on their financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) SUCs’ websites.

The SUCs shall send written notice when said reports have been submitted or posted on their websites to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

17. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

DECEMBER 25, 2023	OFFICIAL GAZETTE	805
STATE UNIVERSITIES AND COLLEGES

GENERAL SUMMARY

STATE UNIVERSITIES AND COLLEGES

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. University of the Philippines System	₱	14,850,951,000	₱	6,823,457,000	₱	3,097,495,000	₱	24,771,903,000

Sub-Total, University of the Philippines System		14,850,951,000		6,823,457,000		3,097,495,000		24,771,903,000

B. NATIONAL CAPITAL REGION (NCR)
B.1. Eulogio ‘Amang’ Rodriguez Institute of Science and Technology		241,086,000		176,589,000		25,000,000		442,675,000
B.2. Marikina Polytechnic College		148,700,000		73,585,000		25,000,000		247,285,000
B.3. Philippine Normal University		661,935,000		236,539,000		30,000,000		928,474,000
B.4. Philippine State College of Aeronautics		152,767,000		266,499,000		25,000,000		444,266,000
B.5. Polytechnic University of the Philippines		1,557,713,000		1,003,136,000		399,000,000		2,959,849,000
B.6. Rizal Technological University		426,912,000		447,189,000		55,000,000		929,101,000
B.7. Technological University of the Philippines		799,831,000		553,222,000		30,000,000		1,383,053,000

Sub-Total, NATIONAL CAPITAL REGION (NCR)		3,988,944,000		2,756,759,000		589,000,000		7,334,703,000

C. REGION I - ILOCOS
C.1. Don Mariano Marcos Memorial State University		978,796,000		302,430,000		152,382,000		1,433,608,000
C.2. Ilocos Sur Polytechnic State College		318,052,000		136,343,000		55,000,000		509,395,000
C.3. Mariano Marcos State University		702,711,000		240,513,000		137,627,000		1,080,851,000
C.4. Pangasinan State University		662,150,000		509,145,000		80,000,000		1,251,295,000
C.5. University of Northern Philippines		519,132,000		179,075,000		50,700,000		748,907,000

Sub-Total, REGION I - ILOCOS		3,180,841,000		1,367,506,000		475,709,000		5,024,056,000

D. CORDILLERA ADMINISTRATIVE REGION (CAR)
D.1. Abra State Institute of Sciences and Technology		213,997,000		84,505,000		40,000,000		338,502,000
D.2. Apayao State College		114,126,000		121,070,000		64,896,000		300,092,000
D.3. Benguet State University		647,807,000		207,019,000		42,500,000		897,326,000
D.4. Ifugao State University		285,470,000		197,651,000		79,720,000		562,841,000

806	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

D.5. Kalinga State University	243,183,000	106,773,000	162,500,000	512,456,000
D.6. Mountain Province State University (Mountain Province State Polytechnic College)	218,581,000	176,618,000	60,000,000	455,199,000

Sub-Total, CORDILLERA ADMINISTRATIVE REGION (CAR)	1,723,164,000	893,636,000	449,616,000	3,066,416,000

E. REGION II - CAGAYAN VALLEY
E.1. Batanes State College	33,967,000	21,015,000	25,000,000	79,982,000
E.2. Cagayan State University	811,955,000	338,016,000	40,000,000	1,189,971,000
E.3. Isabela State University	954,235,000	404,796,000	50,000,000	1,409,031,000
E.4. Nueva Vizcaya State University	469,692,000	154,571,000	40,000,000	664,263,000
E.5. Quirino State University	181,040,000	113,650,000	34,500,000	329,190,000

Sub-Total, REGION II - CAGAYAN VALLEY	2,450,889,000	1,032,048,000	189,500,000	3,672,437,000

F. REGION III - CENTRAL LUZON
F.1. Aurora State College of Technology	112,618,000	100,959,000	65,000,000	278,577,000
F.2. Bataan Peninsula State University	397,949,000	327,444,000	69,300,000	794,693,000
F.3. Bulacan Agricultural State College	132,967,000	109,440,000	32,000,000	274,407,000
F.4. Bulacan State University	710,749,000	778,496,000	240,000,000	1,729,245,000
F.5. Central Luzon State University	679,298,000	313,397,000	58,500,000	1,051,195,000
F.6. Don Honorio Ventura State University	348,287,000	667,052,000	80,000,000	1,095,339,000
F.7. Nueva Ecija University of Science and Technology	548,261,000	442,389,000	40,500,000	1,031,150,000
F.8. Pampanga State Agricultural University	265,905,000	123,193,000	40,000,000	429,098,000
F.9. Philippine Merchant Marine Academy	117,044,000	135,108,000	46,100,000	298,252,000
F.10. President Ramon Magsaysay State University	300,483,000	191,917,000	80,000,000	572,400,000
F.11. Tarlac Agricultural University	252,549,000	143,798,000	44,000,000	440,347,000
F.12. Tarlac State University	386,799,000	400,691,000	60,000,000	847,490,000

Sub-Total, REGION III - CENTRAL LUZON	4,252,909,000	3,733,884,000	855,400,000	8,842,193,000

G. REGION IVA - CALABARZON
G.1. Batangas State University	557,887,000	1,100,453,000	397,650,000	2,055,990,000
G.2. Cavite State University	596,899,000	1,121,423,000	81,000,000	1,799,322,000
G.3. Laguna State Polytechnic University	443,374,000	314,750,000	30,000,000	788,124,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	807
STATE UNIVERSITIES AND COLLEGES

G.4. Southern Luzon State University	307,645,000	240,604,000	47,950,000	596,199,000
G.5. University of Rizal System	568,111,000	206,545,000	30,000,000	804,656,000

Sub-Total, REGION IVA - CALABARZON	2,473,916,000	2,983,775,000	586,600,000	6,044,291,000

H. REGION IVB - MIMAROPA
H.1. Marinduque State College	179,617,000	107,631,000	1,737,665,000	2,024,913,000
H.2. Mindoro State University	208,809,000	214,576,000	65,500,000	488,885,000
H.3. Occidental Mindoro State College	245,557,000	257,384,000	72,650,000	575,591,000
H.4. Palawan State University	440,894,000	408,637,000	40,000,000	889,531,000
H.5. Romblon State University	267,157,000	152,167,000	2,422,915,000	2,842,239,000
H.6. Western Philippines University	268,001,000	200,747,000	39,100,000	507,848,000

Sub-Total, REGION IVB - MIMAROPA	1,610,035,000	1,341,142,000	4,377,830,000	7,329,007,000

Sub-Total, REGION IV	4,083,951,000	4,324,917,000	4,964,430,000	13,373,298,000

I. REGION V - BICOL
I.1. Bicol State College of Applied Sciences and Technology	125,046,000	94,108,000	25,000,000	244,154,000
I.2. Bicol University	916,936,000	417,747,000	2,931,000,000	4,265,683,000
I.3. Camarines Norte State College	261,662,000	162,908,000	65,000,000	489,570,000
I.4. Camarines Sur Polytechnic Colleges	187,840,000	263,302,000	30,000,000	481,142,000
I.5. Catanduanes State University	381,014,000	166,027,000	30,000,000	577,041,000
I.6. Central Bicol State University of Agriculture	426,662,000	491,840,000	1,520,000,000	2,438,502,000
I.7. Dr. Emilio B. Espinosa, Sr. Memorial State College of Agriculture and Technology	123,967,000	113,633,000	55,000,000	292,600,000
I.8. Partido State University	291,895,000	135,848,000	30,000,000	457,743,000
I.9. Sorsogon State University	273,712,000	192,345,000	30,000,000	496,057,000

Sub-Total, REGION V - BICOL	2,988,734,000	2,037,758,000	4,716,000,000	9,742,492,000

J. REGION VI - WESTERN VISAYAS
J.1. Aklan State University	408,916,000	160,826,000	30,000,000	599,742,000
J.2. Capiz State University	666,985,000	331,639,000	30,000,000	1,028,624,000
J.3. Carlos Hilado Memorial State University	337,525,000	250,312,000	38,500,000	626,337,000

808	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

J.4. Central Philippines State University	177,174,000	306,304,000	35,000,000	518,478,000
J.5. Guimaras State University	I02,605,000	156,573,000	30,000,000	289,178,000
J.6. Iloilo Science and Technology University	513,628,000	399,868,000	30,000,000	943,496,000
J.7. Iloilo State University of Fisheries Science and Technology	298,989,000	178,204,000	25,000,000	502,193,000
J.8. Northern Iloilo State University	391,399,000	260,288,000	25,000,000	676,687,000
J.9. Northern Negros State College of Science and Technology	128,188,000	129,110,000	75,000,000	332,298,000
J.1O. University of Antique	297,290,000	348,608,000	83,000,000	728,898,000
J.11. West Visayas State University	1,423,485,000	499,940,000	90,000,000	2,013,425,000

Sub-Total, REGION VI - WESTERN VIS.II YAS	4,746,184,000	3,021,672,000	491,500,000	8,259,356,000

K. REGION VII - CENTRAL VISAY II.S
K.1. Bohol Island State University	406,025,000	325,480,000	140,000,000	871,505,000
K.2. Cebu Normal University	334,666,000	146,121,000	2,040,000,000	2,520,787,000
K.3. Cebu Technological University	896,890,000	1,261,870,000	170,000,000	2,328,760,000
K.4. Negros Oriental State University	526,078,000	455,644,000	30,000,000	1,011,722,000
K.5. Siquijor State College	86,357,000	50,638,000	25,000,000	161,995,000

Sub-Total, REGION VII - CENTRAL VISAYAS	2,250,016,000	2,239,753,000	2,405,000,000	6,894,769,000

L. REGION VIII - EASTERN VISAYAS
L.1. Biliran Province State University	232,090,000	179,359,000	131,000,000	542,449,000
L.2. Eastern Samar State University	414,844,000	211,853,000	30,000,000	656,697,000
L.3. Eastern Visayas State University	473,497,000	308,093,000	92,945,000	874,535,000
L.4. Leyte Normal University	218,978,000	117,304,000	110,000,000	446,282,000
L.5. Northwest Samar State University	195,148,000	82,956,000	25,000,000	303,104,000
L.6. Palompon Polytechnic State Univesity (Palompon Institute of Technology)	193,151,000	90,602,000	60,000,000	343,753,000
L.7. Samar State University	255,090,000	150,310,000	50,000,000	455,400,000
L.8. Southern Leyte State University	350,832,000	200,563,000	30,000,000	581,395,000
L.9. University of Eastern Philippines	523,334,000	216,603,000	30,000,000	769,937,000
L.10. Visayas State University	670,467,000	372,415,000	132,000,000	1,174,882,000

Sub-Total, REGION VIII - EASTERN VISAYAS	3,527,431,000	1,930,058,000	690,945,000	6,148,434,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	809
STATE UNIVERSITIES AND COLLEGES

M. REGION IX - ZAMBOANGA PENINSULA
M.1. Basilan State College	87,918,000	100,792,000	35,000,000	223,710,000
M.2. J. H. Cerilles State College	184,248,000	139,174,000	58,000,000	381,422,000
M.3. Jose Rizal Memorial State University	395,788,000	308,740,000	30,000,000	734,528,000
M.4. Western Mindanao State University	731,217,000	223,573,000	165,000,000	1,119,790,000
M.5. Zamboanga Peninsula Polytechnic State University	159,213,000	156,114,000	105,000,000	420,327,000
M.6. Zamboanga State College of Marine Sciences and Technology	166,151,000	54,373,000	49,500,000	270,024,000

Sub-Total, REGION IX - ZAMBOANGA PENINSULA	1,724,535,000	982,766,000	442,500,000	3,149,801,000

N. REGION X - NORTHERN MINDANAO
N.1. Bukidnon State University	407,867,000	422,317,000	80,500,000	910,684,000
N.2. Camiguin Polytechnic State College	76,901,000	38,781,000	25,000,000	140,682,000
N.3. Central Mindanao University	576,095,000	298,628,000	40,000,000	914,723,000
N.4. MSU-Iligan Institute of Technology	890,488,000	415,019,000	80,000,000	1,385,507,000
N.5. Northern Bukidnon State College	43,473,000	181,164,000	62,620,000	287,257,000
N.6. Northwestern Mindanao State College of Science and Technology	137,093,000	163,846,000	25,000,000	325,939,000
N.7. University of Science and Technology of Southern Philippines - Cagayan de Oro Campus	376,573,000	493,352,000	50,000,000	919,925,000
N.8. University of Science and Technology of Southern Philippines - Claveria Campus	82,246,000	126,471,000	40,000,000	248,717,000

Sub-Total, REGION X - NORTHERN MINDANAO	2,590,736,000	2,139,578,000	403,120,000	5,133,434,000

O. REGION XI - DAVAO
0.1. Davao de Oro State College	96,211,000	126,948,000	64,750,000	287,909,000
0.2. Davao del Norte State College	102,977,000	115,368,000	39,000,000	257,345,000
0.3. Davao del Sur State College	93,403,000	84,656,000	100,466,000	278,525,000
0.4. Davao Oriental State University	151,371,000	176,780,000	35,000,000	363,151,000
0.5. Southern Philippines Agri-Business and Marine and Aquatic School of Technology	90,093,000	70,357,000	45,000,000	205,450,000
0.6. University of Southeastern Philippines	497,605,000	240,278,000	95,000,000	832,883,000

Sub-Total, REGION XI - DAVAO	1,031,660,000	814,387,000	379,216,000	2,225,263,000

810	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

P. REGION XII - SOCCSKSARGEN
P.1. Cotabato Foundation College of Science and Technology		162,675,000		130,993,000		40,000,000		333,668,000
P.2. South Cotabato State College		34,235,000		33,587,000		25,000,000		92,822,000
P.3. Sultan Kudarat State University		318,310,000		216,729,000		85,000,000		620,039,000
P.4. University of Southern Mindanao		582,955,000		296,577,000		155,000,000		1,034,532,000

Sub-Total, REGION XII - SOCCSKSARGEN		1,098,175,000		677,886,000		305,000,000		2,081,061,000

Q. REGION XIII - CARAGA
Q.1. Agusan del Sur State College of Agriculture and Technology		89,720,000		183,350,000		50,000,000		323,070,000
Q.2. Caraga State University		280,900,000		301,521,000		40,000,000		622,421,000
Q.3. North Eastern Mindanao State University		371,733,000		418,435,000		30,000,000		820,168,000
Q.4. Surigao del Norte State University		291,353,000		212,959,000		97,000,000		601,312,000

Sub-Total, REGION XIII - CARAGA		1,033,706,000		1,116,265,000		217,000,000		2,366,971,000

R. BANGSAMORO AUTONOMOUS REGION IN MUSLIM MINDANAO (BARMM)
R.1. Adiong Memorial State College		33,974,000		48,998,000		25,000,000		I07,972,000
R.2. Cotabato State University		158,734,000		121,482,000		60,600,000		340,816,000
R.3. Mindanao State University		3,120,485,000		732,283,000		8,546,224,000		12,398,992,000
R.4. MSU-Tawi-Tawi College of Technology and Oceanography		565,351,000		107,917,000		2,150,000,000		2,823,268,000
R.5. Sulu State College		159,949,000		86,679,000		25,000,000		271,628,000
R.6. Tawi-Tawi Regional Agricultural College		139,179,000		37,680,000		25,000,000		201,859,000

Sub-Total, BANGSAMORO AUTONOMOUS REGION IN MUSLIM MINDANAO (BARMM)		4,177,672,000		1,135,039,000		10,831,824,000		16,144,535,000

TOTAL NEW APPROPRIATIONS, STATE UNIVERSITIES AND COLLEGES	₱	59,700,498,000	₱	37,027,369,000	₱	31,503,255,000	₱	128,231,122,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	811
DEPARTMENT OF ENERGY

IX. DEPARTMENT OF ENERGY

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, as indicated hereunder	₱	1,662,160,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	197,909,000	₱	267,522,000	₱	39,062,000	₱	504,493,000
Support to Operations		145,311,000		198,656,000		151,543,000		495,510,000
Operations		300,004,000		266,232,000		95,921,000		662,157,000

NATIONAL AND REGIONAL ENERGY PLANNING PROGRAM		35,600,000		47,743,000		36,605,000		119,948,000
CONVENTIONAL ENERGY DEVELOPMENT PROGRAM		32,912,000		16,623,000		31,285,000		80,820,000
RENEWABLE ENERGY DEVELOPMENT PROGRAM		82,947,000		51,385,000		9,315,000		143,647,000
DOWNSTREAM ENERGY DEVELOPMENT PROGRAM		58,962,000		63,372,000		5,010,000		127,344,000
ELECTRIC POWER INDUSTRY DEVELOPMENT PROGRAM		48,570,000		33,908,000		9,440,000		91,918,000
ENERGY EFFICIENCY AND CONSERVATION PROGRAM		32,834,000		42,154,000		3,866,000		78,854,000
ALTERNATIVE FUELS AND TECHNOLOGIES PROGRAM		8,179,000		11,047,000		400,000		19,626,000

TOTAL NEW APPROPRIATIONS	₱	643,224,000	₱	732,410,000	₱	286,526,000	₱	1,662,160,000

Special Provision(s)

1. Proceeds from the Exploration, Development and Exploitation of Energy Resources. In addition to the amounts appropriated herein, Eight Hundred Ninety Six Million Fourteen Thousand Pesos (₱896,014,000) shall be used to finance energy resource development and exploitation programs and projects sourced from the fees and revenues collected from the exploration, development and exploitation of energy resources in accordance with Section 8 of P.D. No. 910 and Section 21 of R.A. No. 7638 (Department of Energy Act of 1992). The utilization of the proceeds from the exploration, development, and exploitation of energy resources for the Total Electrification Project shall be subject to the submission of a National Total Electrification Roadmap.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Waste-to-Energy Development. The amount of Three Million Pesos (₱3,000,000) appropriated herein under Supervision and regulation of exploration, development and utilization of RE resources and technologies shall be utilized for Waste-to-Energy Development pursuant to DOE’s power and functions under R.A. No. 7638 and R.A. No. 9513 (Renewable Energy Act of 2008).

3. Nuclear Energy Public Perception Survey. The amount of Twenty Million Pesos (₱20,000,000) from the Formulation, updating and monitoring of short, medium and long term national and regional energy policies, plans and programs shall be utilized for a scientific approach on nuclear as a possible energy source in the country pursuant to DOE’s power and functions under R.A. No. 7638.

4. Renewable Energy. The DOE shall strengthen the development, utilization and commercialization of renewable energy resources through the establishment of Renewable Energy Market, establishment of a Green Energy Option Program and encouraging the adoption of waste-to-energy facilities in accordance with R.A. No. 9513.

812	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

5. Reporting and Posting Requirements. The DOE shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) DOE’s website.

The DOE shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

6. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	195,372,000	₱	267,522,000	₱	39,062,000	₱	501,956,000
Administration of Personnel Benefits		2,537,000						2,537,000

Sub-total, General Administration and Support		197,909,000		267,522,000		39,062,000		504,493,000

Support to Operations
Provision of legal advice, legal counselling and legal support to service contract negotiations and hearings; serves as the official legislative liaison to the Congress of the Philippines		28,858,000		4,016,000		2,180,000		35,054,000
Formulation of policies, plans and programs relative to information and communications technology, geo-informatics and data information management. Ensures effective deployment, utilization and maintenance of ICT		27,524,000		117,692,000		60,703,000		205,919,000
Provision and conduct of laboratory services in support of exploration and development of indigenous energy resources, as well as, to promote energy efficiency through research and calibration testing		32,980,000		14,456,000		52,570,000		100,006,000
Extension and enhancement of energy resource exploration, development and utilization; and energy industry management and control activities in the areas of Luzon, Visayas and Mindanao		55,949,000		62,492,000		36,090,000		154,531,000

Sub-total, Support to Operations		145,311,000		198,656,000		151,543,000		495,510,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	813
DEPARTMENT OF ENERGY

Operations
NATIONAL AND REGIONAL ENERGY PLANNING PROGRAM		35,600,000		47,743,000		36,605,000		119,948,000

Formulation, updating and monitoring of short, medium and long term national and regional energy policies, plans and programs		35,600,000		47,743,000		36,605,000		119,948,000
CONVENTIONAL ENERGY DEVELOPMENT PROGRAM		32,912,000		16,623,000		31,285,000		80,820,000

Promotion of exploration, development and production of conventional energy resources		16,980,000		3,306,000		27,285,000		47,571,000
Supervision and regulation of exploration, development and production of conventional energy resources and technologies		15,932,000		13,317,000		4,000,000		33,249,000
RENEWABLE ENERGY DEVELOPMENT PROGRAM		82,947,000		51,385,000		9,315,000		143,647,000

Promotion of renewable energy (RE) resources		17,372,000		6,409,000		9,315,000		33,096,000
Supervision and regulation of exploration, development and utilization of RE resources and technologies		65,575,000		44,976,000				110,551,000
DOWNSTREAM ENERGY DEVELOPMENT PROGRAM		58,962,000		63,372,000		5,010,000		127,344,000

Promotion of plans and programs to ensure sustainable supply for the downstream oil and natural gas industries		10,385,000		1,568,000		5,010,000		16,963,000
Supervision and regulation of the downstream oil and natural gas industries		48,577,000		61,804,000				110,381,000
ELECTRIC POWER INDUSTRY DEVELOPMENT PROGRAM		48,570,000		33,908,000		9,440,000		91,918,000

Management of the restructured electric power industry		48,570,000		33,908,000		9,440,000		91,918,000
ENERGY EFFICIENCY AND CONSERVATION PROGRAM		32,834,000		42,154,000		3,866,000		78,854,000

Supervision, development and implementation of energy efficiency and conservation programs (EECP) and projects		26,027,000		16,053,000		3,866,000		45,946,000
Promotion of EECP activities and projects		4,726,000		10,673,000				15,399,000
Conduct of energy audit services		2,081,000		15,428,000				17,509,000
ALTERNATIVE FUELS AND TECHNOLOGIES PROGRAM		8,179,000		11,047,000		400,000		19,626,000

Promotion of research, development, demonstration and utilization of alternative fuels and technologies		8,179,000		11,047,000		400,000		19,626,000

Sub-total, Operations		300,004,000		266,232,000		95,921,000		662,157,000

TOTAL NEW APPROPRIATIONS	₱	643,224,000	₱	732,410,000	₱	286,526,000	₱	1,662,160,000

814	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	480,208

Total Permanent Positions	480,208

Other Compensation Common to All
Personnel Economic Relief Allowance	20,016
Representation Allowance	5,088
Transportation Allowance	4,788
Clothing and Uniform Allowance	5,004
Honoraria	500
Mid-Year Bonus - Civilian	40,019
Year End Bonus	40,019
Cash Gift	4,170
Productivity Enhancement Incentive	4,170
Step Increment	1,198

Total Other Compensation Common to All	124,972

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	294
Magna Carta for Science & Technology Personnel	22,284

Total Other Compensation for Specific Groups	22,578

Other Benefits
PAG-IBIG Contributions	1,000
PhilHealth Contributions	10,309
Employees Compensation Insurance Premiums	1,000
Loyalty Award - Civilian	620
Terminal Leave	2,537

Total Other Benefits	15,466

Total Personnel Services	643,224

Maintenance and Other Operating Expenses
Travelling Expenses	72,273
Training and Scholarship Expenses	18,731
Supplies and Materials Expenses	54,544

DECEMBER 25, 2023	OFFICIAL GAZETTE	815
DEPARTMENT OF ENERGY

Utility Expenses	38,260
Communication Expenses	18,021
Awards/Rewards and Prizes	3,794
Survey, Research, Exploration and Development Expenses	900
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	3,546
Professional Services	18,982
General Services	171,996
Repairs and Maintenance	20,792
Taxes, Insurance Premiums and Other Fees	12,080
Other Maintenance and Operating Expenses
Advertising Expenses	7,172
Printing and Publication Expenses	4,885
Representation Expenses	43,782
Transportation and Delivery Expenses	478
Rent/Lease Expenses	78,706
Membership Dues and Contributions to Organizations	98
Subscription Expenses	143,370
Donations	20,000

Total Maintenance and Other Operating Expenses	732,410

Total Current Operating Expenditures	1,375,634

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	260,926
Transportation Equipment Outlay	11,600
Furniture, Fixtures and Books Outlay	14,000

Total Capital Outlays	286,526

TOTAL NEW APPROPRIATIONS	1,662,160

816	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

GENERAL SUMMARY

DEPARTMENT OF ENERGY

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	643,224,000	₱	732,410,000	₱	286,526,000	₱	1,662,160,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF ENERGY	₱	643,224,000	₱	732,410,000	₱	286,526,000	₱	1,662,160,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	817

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

X. DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded projects, as indicated hereunder	₱	19,287,264,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	2,008,597,000	₱	1,623,224,000	₱	329,486,000	₱	3,961,307,000
Support to Operations		1,099,556,000		1,382,784,000		297,623,000		2,779,963,000
Operations		4,379,790,000		4,368,759,000		2,355,660,000		11,104,209,000

NATURAL RESOURCES ENFORCEMENT AND REGULATORY PROGRAM		546,986,000		1,070,395,000		41,300,000		1,658,681,000
NATURAL RESOURCES CONSERVATION AND DEVELOPMENT PROGRAM		3,832,804,000		3,233,182,000		2,314,360,000		9,380,346,000
ENVIRONMENT AND NATURAL RESOURCES RESILIENCY PROGRAM				65,182,000				65,182,000

Total, Regular Programs		7,487,943,000		7,374,767,000		2,982,769,000		17,845,479,000

B. PROJECT(S)
Locally-Funded Project(s)		11,132,000		858,193,000		572,460,000		1,441,785,000

Total, Project(s)		11,132,000		858,193,000		572,460,000		1,441,785,000

TOTAL NEW APPROPRIATIONS	₱	7,499,075,000	₱	8,232,960,000	₱	3,555,229,000	₱	19,287,264,000

Special Provision(s)

1. Integrated Protected Areas Fund. In addition to the amounts appropriated herein, the following funding sources, constituted into the Integrated Protected Areas Fund (IPAF) shall be used to finance projects and activities of the National Integrated Protected Areas System (NIPAS) in accordance with Section 16 of R.A. No. 7586, as amended by R.A. No. 10629:

(a) Thirty Million Pesos (₱30,000,000) from the twenty five percent (25%) income generated by each protected area from the operations of the NIPAS and management of wild flora and fauna, deposited with the National Treasury and released subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987; and

(b) Seventy five percent (75%) income retained by each Protected Area Management Board (PAMB), deposited in an authorized government depository bank.

In no case shall said amount be used for payment of Personnel Services.

2. Wildlife Management Fund. In addition to the amounts appropriated herein, Five Million Five Hundred Thousand Pesos (₱5,500,000) shall be used for the conservation and protection of wildlife resources sourced from fines, damages, fees, charges, donations, endowments, grants or contributions collected or granted within the jurisdiction of the DENR, constituted into the Wildlife Management Fund in accordance with Sections 4 and 29 of R.A. No. 9147.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

3. Comprehensive Agrarian Reform Program. The amounts of Forty Seven Million Two Hundred Fourteen Thousand Pesos (₱47,214,000) and One Hundred Eighty Two Million Three Hundred Fifty Three Thousand Pesos (₱182,353,000) appropriated herein shall be used exclusively in support of the Land Survey and Distribution and Program Beneficiaries Development, respectively, under the Comprehensive Agrarian Reform Program.

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GENERAL APPROPRIATIONS ACT, FY 2024

4. Operational Plan for the Manila Bay Coastal Management Strategy. The amount of One Billion Three Hundred Thirty Three Million Four Hundred Sixteen Thousand Pesos (₱1,333,416,000) appropriated herein shall be used for the implementation of the Operational Plan for the Manila Bay Coastal Management Strategy pursuant to the Supreme Court Decision in Metropolitan Manila Development Authority, et al. vs. Concerned Citizens of Manila Bay, G.R. No. 171947-48 promulgated on December 18, 2008. The Department of Environment and Natural Resources (DENR) shall submit the following documents to the DBM to facilitate the preparation and submission to the Supreme Court of the quarterly progressive report on the utilization of funds: (i) quarterly reports of Statement of Appropriations, Allotments, Obligations, Disbursements and Balances; and (ii) Work and Financial Plan.

5. National Greening Program. The amount of One Billion Two Hundred Thirty Nine Million One Hundred Sixteen Thousand Pesos (₱1,239,116,000) appropriated under Forest Development, Rehabilitation, Maintenance and Protection shall be used for the implementation of the National Greening Program (NGP).

The DENR shall coordinate with the SUCs in the establishment of nurseries including clonal nurseries, the conduct of forest research and mangrove reforestation activities and other similar activities within the scope of the NGP in their campuses.

6. Reporting and Posting Requirements. The DENR shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) DENR’s website.

The DENR shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

7. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	1,613,513,000	₱	1,436,162,000	₱	329,486,000	₱	3,379,161,000

National Capital Region (NCR)		357,511,000		581,445,000		95,927,000		1,034,883,000

Central Office		276,899,000		377,821,000		64,000,000		718,720,000
Biodiversity Management Bureau (BMB)		7,701,000		27,477,000		700,000		35,878,000
Ecosystems Research and Development Bureau (ERDB)		21,537,000		55,408,000		6,521,000		83,466,000
Forest Management Bureau (FMB)		11,170,000		31,627,000		24,706,000		67,503,000
Land Management Bureau (LMB)		16,823,000		43,530,000				60,353,000
NCR - Proper		23,381,000		45,582,000				68,963,000
Region I - Ilocos		72,424,000		51,423,000		10,730,000		134,577,000

Regional Office I - Proper		17,670,000		16,199,000		9,030,000		42,899,000
PENRO Ilocos Norte		14,544,000		8,882,000				23,426,000
PENRO Ilocos Sur		17,080,000		8,749,000		1,500,000		27,329,000
PENRO La Union		6,135,000		6,541,000				12,676,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	819

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Pangasinan	16,995,000	11,052,000	200,000	28,247,000
Cordillera Administrative Region (CAR)	93,022,000	72,646,000	18,050,000	183,718,000

Regional Office CAR - Proper	19,245,000	16,543,000	17,050,000	52,838,000
PENRO Abra	10,984,000	9,172,000		20,156,000
PENRO Apayao	13,275,000	9,212,000		22,487,000
PENRO Benguet	12,119,000	9,905,000		22,024,000
PENRO Ifugao	13,331,000	9,206,000	1,000,000	23,537,000
PENRO Kalinga	12,694,000	9,457,000		22,151,000
PENRO Mt. Province	11,374,000	9,151,000		20,525,000
Region II - Cagayan Valley	82,338,000	54,864,000	26,021,000	163,223,000

Regional Office II - Proper	18,436,000	13,961,000	4,041,000	36,438,000
PENRO Batanes	4,047,000	3,998,000	700,000	8,745,000
PENRO Cagayan	16,508,000	10,640,000	13,036,000	40,184,000
PENRO Isabela	20,490,000	12,437,000	3,015,000	35,942,000
PENRO Nueva Vizcaya	12,364,000	7,074,000	5,229,000	24,667,000
PENRO Quirino	10,493,000	6,754,000		17,247,000
Region III - Central Luzon	101,476,000	75,762,000	10,943,000	188,181,000

Regional Office III - Proper	21,950,000	21,156,000		43,106,000
PENRO Aurora	11,797,000	7,437,000	2,098,000	21,332,000
PENRO Bataan	12,299,000	7,339,000	2,950,000	22,588,000
PENRO Bulacan	11,554,000	7,254,000		18,808,000
PENRO Nueva Ecija	13,498,000	12,528,000		26,026,000
PENRO Pampanga	8,007,000	5,407,000	5,895,000	19,309,000
PENRO Tarlac	9,472,000	7,142,000		16,614,000
PENRO Zambales	12,899,000	7,499,000		20,398,000
Region IVA - CALABARZON	71,593,000	82,944,000	3,500,000	158,037,000

Regional Office IVA - Proper	20,888,000	35,907,000		56,795,000
PENRO Batangas	11,338,000	9,212,000		20,550,000
PENRO Cavite	8,165,000	4,923,000		13,088,000

820	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

PENRO Laguna	8,656,000	6,892,000		15,548,000
PENRO Quezon	15,145,000	13,922,000	3,500,000	32,567,000
PENRO Rizal	7,401,000	12,088,000		19,489,000
Region IVB - MIMAROPA	74,970,000	54,420,000	2,550,000	131,940,000

Regional Office IVB - Proper	17,915,000	12,942,000	50,000	30,907,000
PENRO Marinduque	7,787,000	4,080,000		11,867,000
PENRO Occidental Mindoro	12,726,000	7,160,000		19,886,000
PENRO Oriental Mindoro	8,503,000	7,328,000	300,000	16,131,000
PENRO Palawan	20,631,000	19,000,000	1,850,000	41,481,000
PENRO Romblon	7,408,000	3,910,000	350,000	11,668,000
Region V - Bicol	75,176,000	49,269,000	10,500,000	134,945,000

Regional Office V - Proper	21,726,000	13,733,000		35,459,000
PENRO Albay	9,673,000	5,540,000		15,213,000
PENRO Camarines Norte	3,710,000	4,402,000	5,000,000	13,112,000
PENRO Camarines Sur	15,480,000	9,811,000	5,500,000	30,791,000
PENRO Catanduanes	6,757,000	4,362,000		11,119,000
PENRO Masbate	11,247,000	7,000,000		18,247,000
PENRO Sorsogon	6,583,000	4,421,000		11,004,000
Region VI - Western Visayas	88,427,000	55,746,000	3,000,000	147,173,000

Regional Office VI - Proper	16,975,000	16,005,000		32,980,000
PENRO Aklan	8,266,000	5,255,000		13,521,000
PENRO Antique	14,255,000	7,029,000	3,000,000	24,284,000
PENRO Capiz	5,489,000	5,120,000		10,609,000
PENRO Guimaras	8,334,000	4,646,000		12,980,000
PENRO Iloilo	18,114,000	8,718,000		26,832,000
PENRO Negros Occidental	16,994,000	8,973,000		25,967,000
Region VII - Central Visayas	54,764,000	44,599,000		99,363,000

Regional Office VII - Proper	19,224,000	13,699,000		32,923,000
PENRO Bohol	9,292,000	9,160,000		18,452,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	821

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Cebu	9,686,000	8,994,000		18,680,000
PENRO Negros Oriental	10,553,000	8,413,000		18,966,000
PENRO Siquijor	6,009,000	4,333,000		10,342,000
Region VIII - Eastern Visayas	79,215,000	58,344,000	40,000,000	177,559,000

Regional Office VIII - Proper	16,470,000	17,691,000	40,000,000	74,161,000
PENRO Biliran	5,830,000	4,275,000		10,105,000
PENRO Eastern Samar	11,253,000	6,786,000		18,039,000
PENRO Leyte	11,427,000	8,680,000		20,107,000
PENRO Northern Samar	12,087,000	6,825,000		18,912,000
PENRO Southern Leyte	11,195,000	6,507,000		17,702,000
PENRO Western Samar	10,953,000	7,580,000		18,533,000
Region IX - Zamboanga Peninsula	57,949,000	47,684,000	2,250,000	107,883,000

Regional Office IX - Proper	17,109,000	20,907,000		38,016,000
PENRO Zamboanga del Norte	15,414,000	10,550,000	2,000,000	27,964,000
PENRO Zamboanga del Sur	10,923,000	6,953,000		17,876,000
PENRO Zamboanga Sibugay	14,503,000	9,274,000	250,000	24,027,000
Region X - Northern Mindanao	81,659,000	51,476,000	17,130,000	150,265,000

Regional Office X - Proper	21,997,000	17,835,000	3,000,000	42,832,000
PENRO Bukidnon	15,957,000	10,151,000	9,100,000	35,208,000
PENRO Camiguin	7,179,000	3,866,000		11,045,000
PENRO Lanao del Norte	12,713,000	6,629,000		19,342,000
PENRO Misamis Occidental	10,218,000	6,541,000		16,759,000
PENRO Misamis Oriental	13,595,000	6,454,000	5,030,000	25,079,000
Region XI - Davao	76,417,000	51,326,000	20,500,000	148,243,000

Regional Office XI - Proper	16,922,000	14,321,000		31,243,000
PENRO Davao de Oro	9,699,000	6,955,000	5,000,000	21,654,000
PENRO Davao del Norte	11,574,000	6,809,000	7,000,000	25,383,000
PENRO Davao del Sur	13,515,000	8,421,000		21,936,000
PENRO Davao Occidental	7,679,000	4,333,000	2,500,000	14,512,000
PENRO Davao Oriental	17,028,000	10,487,000	6,000,000	33,515,000

822	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region XII - SOCCSKSARGEN	166,108,000	52,110,000	20,385,000	238,603,000

Regional Office XII - Proper	36,512,000	18,367,000		54,879,000
PENRO North Cotabato	44,584,000	8,240,000		52,824,000
PENRO Sarangani	25,745,000	7,701,000		33,446,000
PENRO South Cotabato	28,616,000	7,860,000	20,385,000	56,861,000
PENRO Sultan Kudarat	30,651,000	9,942,000		40,593,000
Region XIII - Caraga	80,464,000	52,104,000	48,000,000	180,568,000

Regional Office XIII - Proper	18,492,000	15,212,000	46,000,000	79,704,000
PENRO Agusan del Norte	12,203,000	7,355,000		19,558,000
PENRO Agusan del Sur	16,586,000	10,278,000		26,864,000
PENRO Dinagat Islands	7,445,000	4,287,000		11,732,000
PENRO Surigao del Norte	10,751,000	6,357,000		17,108,000
PENRO Surigao del Sur	14,987,000	8,615,000	2,000,000	25,602,000
Human Resource Development	190,599,000	187,062,000		377,661,000

National Capital Region (NCR)	52,248,000	106,335,000		158,583,000

Central Office	43,207,000	91,812,000		135,019,000
Biodiversity Management Bureau (BMB)	1,688,000	1,790,000		3,478,000
Ecosystems Research and Development Bureau (ERDB)	1,865,000	1,790,000		3,655,000
Forest Management Bureau (FMB)	1,374,000	2,479,000		3,853,000
Land Management Bureau (LMB)	1,728,000	3,162,000		4,890,000
NCR - Proper	2,386,000	5,302,000		7,688,000
Region I - Ilocos	10,344,000	4,641,000		14,985,000

Regional Office I - Proper	7,134,000	3,541,000		10,675,000
PENRO Ilocos Norte	898,000	300,000		1,198,000
PENRO Ilocos Sur	870,000	300,000		1,170,000
PENRO La Union	566,000	100,000		666,000
PENRO Pangasinan	876,000	400,000		1,276,000
Cordillera Administrative Region (CAR)	10,794,000	5,902,000		16,696,000

Regional Office CAR - Proper	6,735,000	4,102,000		10,837,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	823

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Abra	295,000	300,000	595,000
PENRO Apayao	870,000	300,000	1,170,000
PENRO Benguet	873,000	300,000	1,173,000
PENRO Ifugao	869,000	300,000	1,169,000
PENRO Kalinga	576,000	300,000	876,000
PENRO Mt. Province	576,000	300,000	876,000
Region II - Cagayan Valley	10,890,000	5,608,000	16,498,000

Regional Office II - Proper	6,464,000	3,808,000	10,272,000
PENRO Batanes	900,000	100,000	1,000,000
PENRO Cagayan	862,000	500,000	1,362,000
PENRO Isabela	873,000	600,000	1,473,000
PENRO Nueva Vizcaya	898,000	300,000	1,198,000
PENRO Quirino	893,000	300,000	1,193,000
Region III - Central Luzon	7,618,000	6,311,000	13,929,000

Regional Office III - Proper	3,541,000	4,411,000	7,952,000
PENRO Aurora	566,000	300,000	866,000
PENRO Bataan	571,000	300,000	871,000
PENRO Bulacan		300,000	300,000
PENRO Nueva Ecija	873,000	300,000	1,173,000
PENRO Pampanga		100,000	100,000
PENRO Tarlac	2,067,000	300,000	2,367,000
PENRO Zambales		300,000	300,000
Region IVA - CALABARZON	11,442,000	4,907,000	16,349,000

Regional Office IVA - Proper	7,401,000	3,707,000	11,108,000
PENRO Batangas	576,000	300,000	876,000
PENRO Cavite	867,000	100,000	967,000
PENRO Laguna	859,000	200,000	1,059,000
PENRO Quezon	869,000	500,000	1,369,000
PENRO Rizal	870,000	100,000	970,000

824	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region IVB - MIMAROPA	7,619,000	3,951,000	11,570,000

Regional Office IVB - Proper	4,769,000	2,408,000	7,177,000
PENRO Marinduque	571,000	100,000	671,000
PENRO Occidental Mindoro	571,000	235,000	806,000
PENRO Oriental Mindoro	566,000	300,000	866,000
PENRO Palawan	576,000	805,000	1,381,000
PENRO Romblon	566,000	103,000	669,000
Region V - Bicol	11,158,000	5,222,000	16,380,000

Regional Office V - Proper	6,221,000	4,022,000	10,243,000
PENRO Albay	870,000	200,000	1,070,000
PENRO Camarines Norte	862,000	100,000	962,000
PENRO Camarines Sur	872,000	400,000	1,272,000
PENRO Catanduanes	859,000	100,000	959,000
PENRO Masbate	898,000	300,000	1,198,000
PENRO Sorsogon	576,000	100,000	676,000
Region VI - Western Visayas	7,303,000	5,548,000	12,851,000

Regional Office VI - Proper	5,009,000	3,948,000	8,957,000
PENRO Aklan	576,000	200,000	776,000
PENRO Antique	571,000	300,000	871,000
PENRO Capiz		200,000	200,000
PENRO Guimaras	571,000	100,000	671,000
PENRO Iloilo		400,000	400,000
PENRO Negros Occidental	576,000	400,000	976,000
Region VII - Central Visayas	10,561,000	5,172,000	15,733,000

Regional Office VII - Proper	6,706,000	4,172,000	10,878,000
PENRO Bohol	862,000	300,000	1,162,000
PENRO Cebu	867,000	300,000	1,167,000
PENRO Negros Oriental	1,254,000	300,000	1,554,000
PENRO Siquijor	872,000	100,000	972,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	825

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region VIII - Eastern Visayas	9,725,000	6,132,000	15,857,000

Regional Office VIII - Proper	5,343,000	3,953,000	9,296,000
PENRO Biliran	872,000	124,000	996,000
PENRO Eastern Samar	862,000	372,000	1,234,000
PENRO Leyte	298,000	496,000	794,000
PENRO Northern Samar	867,000	372,000	1,239,000
PENRO Southern Leyte	1,185,000	372,000	1,557,000
PENRO Western Samar	298,000	443,000	741,000
Region IX - Zamboanga Peninsula	6,980,000	4,746,000	11,726,000

Regional Office IX - Proper	5,541,000	3,546,000	9,087,000
PENRO Zamboanga del Norte		500,000	500,000
PENRO Zamboanga del Sur	566,000	300,000	866,000
PENRO Zamboanga Sibugay	873,000	400,000	1,273,000
Region X - Northern Mindanao	10,908,000	5,859,000	16,767,000

Regional Office X - Proper	7,129,000	4,359,000	11,488,000
PENRO Bukidnon	869,000	500,000	1,369,000
PENRO Camiguin	873,000	100,000	973,000
PENRO Lanao del Norte	869,000	300,000	1,169,000
PENRO Misamis Occidental	873,000	300,000	1,173,000
PENRO Misamis Oriental	295,000	300,000	595,000
Region XI - Davao	8,108,000	5,271,000	13,379,000

Regional Office XI - Proper	6,395,000	3,671,000	10,066,000
PENRO Davao de Oro	576,000	300,000	876,000
PENRO Davao del Norte	571,000	300,000	871,000
PENRO Davao del Sur	566,000	400,000	966,000
PENRO Davao Occidental		100,000	100,000
PENRO Davao Oriental		500,000	500,000
Region XII - SOCCSKSARGEN	3,730,000	5,885,000	9,615,000

Regional Office XII - Proper	1,499,000	4,685,000	6,184,000

826	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

PENRO North Cotabato	566,000	300,000	866,000
PENRO Sarangani		300,000	300,000
PENRO South Cotabato		300,000	300,000
PENRO Sultan Kudarat	1,665,000	300,000	1,965,000
Region XIII - Caraga	11,171,000	5,572,000	16,743,000

Regional Office XIII - Proper	6,787,000	4,072,000	10,859,000
PENRO Agusan del Norte	890,000	300,000	1,190,000
PENRO Agusan del Sur	1,169,000	500,000	1,669,000
PENRO Dinagat Islands	873,000	100,000	973,000
PENRO Surigao del Norte	590,000	200,000	790,000
PENRO Surigao del Sur	862,000	400,000	1,262,000
Administration of Personnel Benefits	204,485,000		204,485,000

National Capital Region (NCR)	29,587,000		29,587,000

Central Office	12,767,000		12,767,000
Biodiversity Management Bureau (BMB)	1,022,000		1,022,000
Ecosystems Research and Development Bureau (ERDB)	11,089,000		11,089,000
Forest Management Bureau (FMB)	141,000		141,000
Land Management Bureau (LMB)	3,213,000		3,213,000
NCR - Proper	1,355,000		1,355,000
Region I - Ilocos	14,129,000		14,129,000

Regional Office I - Proper	14,129,000		14,129,000
Cordillera Administrative Region (CAR)	14,032,000		14,032,000

Regional Office CAR - Proper	14,032,000		14,032,000
Region II - Cagayan Valley	15,660,000		15,660,000

Regional Office II - Proper	15,660,000		15,660,000
Region III - Central Luzon	16,002,000		16,002,000

Regional Office III - Proper	16,002,000		16,002,000
Region IVA - CALABARZON	15,060,000		15,060,000

Regional Office IVA - Proper	15,060,000		15,060,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	827

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region IVB - MIMAROPA	11,579,000			11,579,000

Regional Office IVB - Proper	11,579,000			11,579,000
Region V - Bicol	6,332,000			6,332,000

Regional Office V - Proper	6,332,000			6,332,000
Region VI - Western Visayas	7,681,000			7,681,000

Regional Office VI - Proper	7,681,000			7,681,000
Region VII - Central Visayas	6,435,000			6,435,000

Regional Office VII - Proper	6,435,000			6,435,000
Region VIII - Eastern Visayas	13,822,000			13,822,000

Regional Office VIII - Proper	13,822,000			13,822,000
Region IX - Zamboanga Peninsula	17,065,000			17,065,000

Regional Office IX - Proper	17,065,000			17,065,000
Region X - Northern Mindanao	5,435,000			5,435,000

Regional Office X - Proper	5,435,000			5,435,000
Region XI - Davao	4,805,000			4,805,000

Regional Office XI - Proper	4,805,000			4,805,000
Region XII - SOCCSKSARGEN	17,847,000			17,847,000

Regional Office XII - Proper	17,847,000			17,847,000
Region XIII - Caraga	9,014,000			9,014,000

Regional Office XIII - Proper	9,014,000			9,014,000

Sub-total, General Administration and Support	2,008,597,000	1,623,224,000	329,486,000	3,961,307,000

Support to Operations
Data Management including Systems Development and Maintenance	128,265,000	491,806,000	93,762,000	713,833,000

National Capital Region (NCR)	43,795,000	345,524,000	79,362,000	468,681,000

Central Office	24,162,000	335,856,000	75,202,000	435,220,000
Biodiversity Management Bureau (BMB)	6,295,000	2,014,000	800,000	9,109,000
Ecosystems Research and Development Bureau (ERDB)		814,000	800,000	1,614,000
Forest Management Bureau (FMB)	6,956,000	780,000	800,000	8,536,000

828	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Land Management Bureau (LMB)	3,640,000	909,000	800,000	5,349,000
NCR - Proper	2,742,000	5,151,000	960,000	8,853,000
Region I - Ilocos	5,188,000	8,285,000	960,000	14,433,000

Regional Office I - Proper	2,712,000	4,745,000	960,000	8,417,000
PENRO Ilocos Norte	622,000	960,000		1,582,000
PENRO Ilocos Sur	622,000	960,000		1,582,000
PENRO La Union	610,000	360,000		970,000
PENRO Pangasinan	622,000	1,260,000		1,882,000
Cordillera Administrative Region (CAR)	5,257,000	11,069,000	960,000	17,286,000

Regional Office CAR - Proper	2,769,000	4,619,000	960,000	8,348,000
PENRO Abra	622,000	1,025,000		1,647,000
PENRO Apayao		1,025,000		1,025,000
PENRO Benguet	622,000	1,325,000		1,947,000
PENRO Ifugao	622,000	1,025,000		1,647,000
PENRO Kalinga		1,025,000		1,025,000
PENRO Mt. Province	622,000	1,025,000		1,647,000
Region II - Cagayan Valley	7,195,000	10,596,000	960,000	18,751,000

Regional Office II - Proper	4,092,000	4,636,000	960,000	9,688,000
PENRO Batanes	622,000	360,000		982,000
PENRO Cagayan	622,000	1,640,000		2,262,000
PENRO Isabela	622,000	1,960,000		2,582,000
PENRO Nueva Vizcaya	622,000	1,000,000		1,622,000
PENRO Quirino	615,000	1,000,000		1,615,000
Region III - Central Luzon	7,163,000	11,365,000	960,000	19,488,000

Regional Office III - Proper	2,844,000	4,655,000	960,000	8,459,000
PENRO Aurora	615,000	1,020,000		1,635,000
PENRO Bataan	622,000	1,070,000		1,692,000
PENRO Bulacan	615,000	1,080,000		1,695,000
PENRO Nueva Ecija	615,000	1,020,000		1,635,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	829

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Pampanga	615,000	360,000		975,000
PENRO Tarlac	622,000	1,080,000		1,702,000
PENRO Zambales	615,000	1,080,000		1,695,000
Region IVA - CALABARZON	3,810,000	9,079,000	960,000	13,849,000

Regional Office IVA - Proper	3,195,000	4,635,000	960,000	8,790,000
PENRO Batangas		1,005,000		1,005,000
PENRO Cavite		380,000		380,000
PENRO Laguna		654,000		654,000
PENRO Quezon		2,050,000		2,050,000
PENRO Rizal	615,000	355,000		970,000
Region IVB - MIMAROPA	4,929,000	9,992,000	960,000	15,881,000

Regional Office IVB - Proper	1,826,000	5,260,000	960,000	8,046,000
PENRO Marinduque	622,000	455,000		1,077,000
PENRO Occidental Mindoro	615,000	939,000		1,554,000
PENRO Oriental Mindoro	622,000	987,000		1,609,000
PENRO Palawan	622,000	1,903,000		2,525,000
PENRO Romblon	622,000	448,000		1,070,000
Region V - Bicol	7,497,000	8,820,000	960,000	17,277,000

Regional Office V - Proper	3,777,000	4,630,000	960,000	9,367,000
PENRO Albay	610,000	720,000		1,330,000
PENRO Camarines Norte	622,000	340,000		962,000
PENRO Camarines Sur	622,000	1,300,000		1,922,000
PENRO Catanduanes	622,000	384,000		1,006,000
PENRO Masbate	622,000	1,086,000		1,708,000
PENRO Sorsogon	622,000	360,000		982,000
Region VI - Western Visayas	7,171,000	10,218,000	960,000	18,349,000

Regional Office VI - Proper	3,439,000	4,698,000	960,000	9,097,000
PENRO Aklan	622,000	600,000		1,222,000
PENRO Antique	622,000	1,080,000		1,702,000

830	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

PENRO Capiz	622,000	600,000		1,222,000
PENRO Guimaras	622,000	360,000		982,000
PENRO Iloilo	622,000	1,440,000		2,062,000
PENRO Negros Occidental	622,000	1,440,000		2,062,000
Region VII - Central Visayas	4,453,000	8,284,000	960,000	13,697,000

Regional Office VII - Proper	3,209,000	4,634,000	960,000	8,803,000
PENRO Bohol		995,000		995,000
PENRO Cebu		1,295,000		1,295,000
PENRO Negros Oriental	622,000	995,000		1,617,000
PENRO Siquijor	622,000	365,000		987,000
Region VIII - Eastern Visayas	7,510,000	10,234,000	960,000	18,704,000

Regional Office VIII - Proper	3,797,000	4,877,000	960,000	9,634,000
PENRO Biliran	622,000	240,000		862,000
PENRO Eastern Samar	622,000	720,000		1,342,000
PENRO Leyte	622,000	1,449,000		2,071,000
PENRO Northern Samar	622,000	785,000		1,407,000
PENRO Southern Leyte	615,000	912,000		1,527,000
PENRO Western Samar	610,000	1,251,000		1,861,000
Region IX - Zamboanga Peninsula	5,617,000	8,808,000	960,000	15,385,000

Regional Office IX - Proper	4,373,000	4,630,000	960,000	9,963,000
PENRO Zamboanga del Norte		1,716,000		1,716,000
PENRO Zamboanga del Sur	622,000	1,068,000		1,690,000
PENRO Zamboanga Sibugay	622,000	1,394,000		2,016,000
Region X - Northern Mindanao	6,211,000	9,900,000	960,000	17,071,000

Regional Office X - Proper	3,120,000	4,880,000	960,000	8,960,000
PENRO Bukidnon	622,000	1,700,000		2,322,000
PENRO Camiguin	622,000	360,000		982,000
PENRO Lanao del Norte	615,000	970,000		1,585,000
PENRO Misamis Occidental	610,000	1,020,000		1,630,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	831

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Misamis Oriental	622,000	970,000		1,592,000
Region XI - Davao	5,623,000	10,253,000	960,000	16,836,000

Regional Office XI - Proper	3,147,000	4,813,000	960,000	8,920,000
PENRO Davao de Oro	610,000	970,000		1,580,000
PENRO Davao del Norte	622,000	1,270,000		1,892,000
PENRO Davao del Sur	622,000	1,260,000		1,882,000
PENRO Davao Occidental		390,000		390,000
PENRO Davao Oriental	622,000	1,550,000		2,172,000
Region XII - SOCCSKSARGEN	779,000	8,942,000	960,000	10,681,000

Regional Office XII - Proper	779,000	4,824,000	960,000	6,563,000
PENRO North Cotabato		997,000		997,000
PENRO Sarangani		1,103,000		1,103,000
PENRO South Cotabato		985,000		985,000
PENRO Sultan Kudarat		1,033,000		1,033,000
Region XIII - Caraga	6,067,000	10,437,000	960,000	17,464,000

Regional Office XIII - Proper	2,981,000	4,641,000	960,000	8,582,000
PENRO Agusan del Norte	622,000	970,000		1,592,000
PENRO Agusan del Sur	610,000	2,070,000		2,680,000
PENRO Dinagat Islands	610,000	396,000		1,006,000
PENRO Surigao del Norte	622,000	720,000		1,342,000
PENRO Surigao del Sur	622,000	1,640,000		2,262,000
Production and Dissemination of Technical and Popular Materials in the Conservation and Development of Natural Resources and Environmental Education, including an Encyclopedia on Biodiversity	76,945,000	103,700,000		180,645,000

National Capital Region (NCR)	38,095,000	72,765,000		110,860,000

Central Office	35,745,000	60,536,000		96,281,000
Biodiversity Management Bureau (BMB)		4,270,000		4,270,000
Ecosystems Research and Development Bureau (ERDB)	1,013,000	1,429,000		2,442,000
Forest Management Bureau (FMB)		1,932,000		1,932,000

832	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Land Management Bureau (LMB)	343,000	730,000	1,073,000
NCR - Proper	994,000	3,868,000	4,862,000
Region I - Ilocos	3,062,000	1,874,000	4,936,000

Regional Office I - Proper	3,062,000	844,000	3,906,000
PENRO Ilocos Norte		256,000	256,000
PENRO Ilocos Sur		245,000	245,000
PENRO La Union		173,000	173,000
PENRO Pangasinan		356,000	356,000
Cordillera Administrative Region (CAR)	2,744,000	1,257,000	4,001,000

Regional Office CAR - Proper	2,744,000	837,000	3,581,000
PENRO Abra		70,000	70,000
PENRO Apayao		70,000	70,000
PENRO Benguet		70,000	70,000
PENRO Ifugao		70,000	70,000
PENRO Kalinga		70,000	70,000
PENRO Mt. Province		70,000	70,000
Region II - Cagayan Valley	2,282,000	2,152,000	4,434,000

Regional Office II - Proper	2,282,000	1,349,000	3,631,000
PENRO Batanes		142,000	142,000
PENRO Cagayan		162,000	162,000
PENRO Isabela		175,000	175,000
PENRO Nueva Vizcaya		162,000	162,000
PENRO Quirino		162,000	162,000
Region III - Central Luzon	987,000	2,146,000	3,133,000

Regional Office III - Proper	987,000	1,723,000	2,710,000
PENRO Aurora		72,000	72,000
PENRO Bataan		52,000	52,000
PENRO Bulacan		52,000	52,000
PENRO Nueva Ecija		64,000	64,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	833

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Pampanga		55,000	55,000
PENRO Tarlac		56,000	56,000
PENRO Zambales		72,000	72,000
Region IVA - CALABARZON	2,725,000	1,721,000	4,446,000

Regional Office IVA - Proper	2,725,000	1,004,000	3,729,000
PENRO Batangas		172,000	172,000
PENRO Cavite		87,000	87,000
PENRO Laguna		124,000	124,000
PENRO Quezon		250,000	250,000
PENRO Rizal		84,000	84,000
Region IVB - MIMAROPA	2,714,000	2,337,000	5,051,000

Regional Office IVB - Proper	2,714,000	1,432,000	4,146,000
PENRO Marinduque		130,000	130,000
PENRO Occidental Mindoro		140,000	140,000
PENRO Oriental Mindoro		290,000	290,000
PENRO Palawan		220,000	220,000
PENRO Romblon		125,000	125,000
Region V - Bicol	2,744,000	2,154,000	4,898,000

Regional Office V - Proper	2,744,000	2,004,000	4,748,000
PENRO Albay		25,000	25,000
PENRO Camarines Norte		25,000	25,000
PENRO Camarines Sur		25,000	25,000
PENRO Catanduanes		25,000	25,000
PENRO Masbate		25,000	25,000
PENRO Sorsogon		25,000	25,000
Region VI - Western Visayas	2,753,000	2,499,000	5,252,000

Regional Office VI - Proper	2,753,000	1,904,000	4,657,000
PENRO Aklan		115,000	115,000
PENRO Antique		65,000	65,000

834	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

PENRO Capiz		75,000	75,000
PENRO Guimaras		60,000	60,000
PENRO Iloilo		110,000	110,000
PENRO Negros Occidental		170,000	170,000
Region VII - Central Visayas	2,725,000	2,281,000	5,006,000

Regional Office VII - Proper	2,725,000	1,375,000	4,100,000
PENRO Bohol		257,000	257,000
PENRO Cebu		257,000	257,000
PENRO Negros Oriental		243,000	243,000
PENRO Siquijor		149,000	149,000
Region VIII - Eastern Visayas	2,016,000	1,915,000	3,931,000

Regional Office VIII - Proper	2,016,000	1,915,000	3,931,000
Region IX - Zamboanga Peninsula	1,734,000	1,352,000	3,086,000

Regional Office IX - Proper	1,734,000	1,045,000	2,779,000
PENRO Zamboanga del Norte		141,000	141,000
PENRO Zamboanga del Sur		57,000	57,000
PENRO Zamboanga Sibugay		109,000	109,000
Region X - Northern Mindanao	2,744,000	2,236,000	4,980,000

Regional Office X - Proper	2,744,000	2,236,000	4,980,000
Region XI - Davao	2,192,000	2,231,000	4,423,000

Regional Office XI - Proper	2,192,000	1,731,000	3,923,000
PENRO Davao de Oro		100,000	100,000
PENRO Davao del Norte		100,000	100,000
PENRO Davao del Sur		100,000	100,000
PENRO Davao Occidental		100,000	100,000
PENRO Davao Oriental		100,000	100,000
Region XII - SOCCSKSARGEN	5,142,000	2,386,000	7,528,000

Regional Office XII - Proper	5,142,000	1,130,000	6,272,000
PENRO North Cotabato		237,000	237,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	835

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Sarangani		232,000	232,000
PENRO South Cotabato		532,000	532,000
PENRO Sultan Kudarat		255,000	255,000
Region XIII - Caraga	2,286,000	2,394,000	4,680,000

Regional Office XIII - Proper	2,286,000	2,394,000	4,680,000
Legal Services including Operations Against Unlawful Titling of Public Land	225,737,000	64,955,000	290,692,000

National Capital Region (NCR)	78,103,000	42,996,000	121,099,000

Central Office	56,365,000	39,247,000	95,612,000
Biodiversity Management Bureau (BMB)	1,219,000	405,000	1,624,000
Ecosystems Research and Development Bureau (ERDB)		313,000	313,000
Forest Management Bureau (FMB)	1,306,000	643,000	1,949,000
Land Management Bureau (LMB)	7,891,000	1,216,000	9,107,000
NCR - Proper	11,322,000	1,172,000	12,494,000
Region I - Ilocos	8,984,000	1,741,000	10,725,000

Regional Office I - Proper	8,984,000	1,741,000	10,725,000
Cordillera Administrative Region (CAR)	10,259,000	1,210,000	11,469,000

Regional Office CAR - Proper	10,259,000	1,210,000	11,469,000
Region II - Cagayan Valley	10,985,000	1,292,000	12,277,000

Regional Office II - Proper	10,985,000	1,292,000	12,277,000
Region III - Central Luzon	12,148,000	1,324,000	13,472,000

Regional Office III - Proper	12,148,000	1,324,000	13,472,000
Region IVA - CALABARZON	9,652,000	1,112,000	10,764,000

Regional Office IVA - Proper	9,652,000	1,112,000	10,764,000
Region IVB - MIMAROPA	10,980,000	1,585,000	12,565,000

Regional Office IVB - Proper	10,980,000	1,585,000	12,565,000
Region V - Bicol	9,141,000	1,179,000	10,320,000

Regional Office V - Proper	9,141,000	1,179,000	10,320,000

836	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region VI - Western Visayas	11,155,000	1,298,000		12,453,000

Regional Office VI - Proper	11,155,000	1,298,000		12,453,000
Region VII - Central Visayas	9,343,000	1,829,000		11,172,000

Regional Office VII - Proper	9,343,000	1,829,000		11,172,000
Region VIII - Eastern Visayas	11,298,000	1,656,000		12,954,000

Regional Office VIII - Proper	11,298,000	1,656,000		12,954,000
Region IX - Zamboanga Peninsula	11,836,000	1,138,000		12,974,000

Regional Office IX - Proper	11,836,000	1,138,000		12,974,000
Region X - Northern Mindanao	11,617,000	1,510,000		13,127,000

Regional Office X - Proper	11,617,000	1,510,000		13,127,000
Region XI - Davao	8,257,000	1,513,000		9,770,000

Regional Office XI - Proper	8,257,000	1,513,000		9,770,000
Region XII - SOCCSKSARGEN	3,853,000	1,743,000		5,596,000

Regional Office XII - Proper	3,853,000	1,743,000		5,596,000
Region XIII - Caraga	8,126,000	1,829,000		9,955,000

Regional Office XIII - Proper	8,126,000	1,829,000		9,955,000
Conduct of Special Studies, Design and Development in Support of Forestry, Mining and Environmental Management Operations, including Climate Change Resilience	35,157,000	338,625,000	203,861,000	577,643,000

National Capital Region (NCR)	35,157,000	318,271,000	203,861,000	557,289,000

Central Office	35,157,000	318,271,000	203,861,000	557,289,000
Region I - Ilocos		500,000		500,000

Regional Office - I - Proper		500,000		500,000
Cordillera Administrative Region (CAR)		500,000		500,000

Regional Office CAR - Proper		500,000		500,000
Region II - Cagayan Valley		500,000		500,000

Regional Office II - Proper		500,000		500,000
Region III - Central Luzon		500,000		500,000

Regional Office III - Proper		500,000		500,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	837

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region IVA - CALABARZON		500,000	500,000

Regional Office IVA - Proper		500,000	500,000
Region IVB - MIMAROPA		1,000,000	1,000,000

Regional Office IVB - Proper		1,000,000	1,000,000
Region V - Bicol		500,000	500,000

Regional Office V - Proper		500,000	500,000
Region VI - Western Visayas		500,000	500,000

Regional Office VI - Proper		500,000	500,000
Region VII - Central Visayas		500,000	500,000

Regional Office VII - Proper		500,000	500,000
Region VIII - Eastern Visayas		500,000	500,000

Regional Office VIII - Proper		500,000	500,000
Region IX - Zamboanga Peninsula		1,000,000	1,000,000

Regional Office IX - Proper		1,000,000	1,000,000
Region X - Northern Mindanao		1,000,000	1,000,000

Regional Office X - Proper		1,000,000	1,000,000
Region XI - Davao		10,854,000	10,854,000

Regional Office XI - Proper		10,854,000	10,854,000
Region XII - SOCCSKSARGEN		1,000,000	1,000,000

Regional Office XII - Proper		1,000,000	1,000,000
Region XIII - Caraga		1,000,000	1,000,000

Regional Office XIII - Proper		1,000,000	1,000,000
Formulation and Monitoring of ENR Sector Policies, Plans, Programs and Projects	455,683,000	288,860,000	744,543,000

National Capital Region (NCR)	192,425,000	113,818,000	306,243,000

Central Office	32,621,000	80,386,000	113,007,000
Biodiversity Management Bureau (BMB)	47,603,000	10,031,000	57,634,000
Ecosystems Research and Development Bureau (ERDB)		5,585,000	5,585,000
Forest Management Bureau (FMB)	65,534,000	10,427,000	75,961,000

838	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Land Management Bureau (LMB)	40,343,000	3,551,000	43,894,000
NCR - Proper	6,324,000	3,838,000	10,162,000
Region I - Ilocos	17,181,000	11,612,000	28,793,000

Regional Office I - Proper	5,351,000	5,679,000	11,030,000
PENRO Ilocos Norte	2,313,000	1,431,000	3,744,000
PENRO Ilocos Sur	2,567,000	1,647,000	4,214,000
PENRO La Union	3,459,000	631,000	4,090,000
PENRO Pangasinan	3,491,000	2,224,000	5,715,000
Cordillera Administrative Region (CAR)	15,416,000	10,784,000	26,200,000

Regional Office CAR - Proper	6,255,000	3,030,000	9,285,000
PENRO Abra	1,705,000	1,376,000	3,081,000
PENRO Apayao	1,730,000	1,314,000	3,044,000
PENRO Benguet	1,725,000	1,429,000	3,154,000
PENRO Ifugao	1,713,000	1,195,000	2,908,000
PENRO Kalinga	1,142,000	1,313,000	2,455,000
PENRO Mt. Province	1,146,000	1,127,000	2,273,000
Region II - Cagayan Valley	13,926,000	10,161,000	24,087,000

Regional Office II - Proper	6,232,000	4,403,000	10,635,000
PENRO Batanes	1,726,000	261,000	1,987,000
PENRO Cagayan	1,276,000	1,630,000	2,906,000
PENRO Isabela	1,276,000	1,949,000	3,225,000
PENRO Nueva Vizcaya	1,705,000	1,008,000	2,713,000
PENRO Quirino	1,711,000	910,000	2,621,000
Region III - Central Luzon	44,913,000	12,989,000	57,902,000

Regional Office III - Proper	6,463,000	6,557,000	13,020,000
PENRO Aurora	5,185,000	979,000	6,164,000
PENRO Bataan	6,877,000	1,008,000	7,885,000
PENRO Bulacan	4,885,000	979,000	5,864,000
PENRO Nueva Ecija	5,897,000	982,000	6,879,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	839

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Pampanga	5,064,000	478,000	5,542,000
PENRO Tarlac	5,750,000	979,000	6,729,000
PENRO Zambales	4,792,000	1,027,000	5,819,000
Region IVA - CALABARZON	14,738,000	11,727,000	26,465,000

Regional Office IVA - Proper	6,093,000	3,041,000	9,134,000
PENRO Batangas	1,729,000	1,716,000	3,445,000
PENRO Cavite	1,729,000	855,000	2,584,000
PENRO Laguna	1,729,000	893,000	2,622,000
PENRO Quezon	1,729,000	4,567,000	6,296,000
PENRO Rizal	1,729,000	655,000	2,384,000
Region IVB - MIMAROPA	15,831,000	11,360,000	27,191,000

Regional Office IVB - Proper	8,463,000	2,884,000	11,347,000
PENRO Marinduque	1,726,000	825,000	2,551,000
PENRO Occidental Mindoro	1,729,000	1,356,000	3,085,000
PENRO Oriental Mindoro	1,726,000	1,364,000	3,090,000
PENRO Palawan	1,146,000	3,956,000	5,102,000
PENRO Romblon	1,041,000	975,000	2,016,000
Region V - Bicol	17,240,000	10,988,000	28,228,000

Regional Office V - Proper	6,897,000	4,355,000	11,252,000
PENRO Albay	1,730,000	1,042,000	2,772,000
PENRO Camarines Norte	1,705,000	555,000	2,260,000
PENRO Camarines Sur	1,714,000	2,264,000	3,978,000
PENRO Catanduanes	1,730,000	535,000	2,265,000
PENRO Masbate	1,730,000	1,717,000	3,447,000
PENRO Sorsogon	1,734,000	520,000	2,254,000
Region VI - Western Visayas	15,999,000	12,592,000	28,591,000

Regional Office VI - Proper	6,547,000	5,559,000	12,106,000
PENRO Aklan	1,290,000	893,000	2,183,000
PENRO Antique	1,160,000	1,766,000	2,926,000

840	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

PENRO Capiz	1,739,000	861,000	2,600,000
PENRO Guimaras	1,730,000	625,000	2,355,000
PENRO Iloilo	1,004,000	1,274,000	2,278,000
PENRO Negros Occidental	2,529,000	1,614,000	4,143,000
Region VII - Central Visayas	11,354,000	11,339,000	22,693,000

Regional Office VII - Proper	4,103,000	2,838,000	6,941,000
PENRO Bohol	2,075,000	2,182,000	4,257,000
PENRO Cebu	1,728,000	2,096,000	3,824,000
PENRO Negros Oriental	1,729,000	3,386,000	5,115,000
PENRO Siquijor	1,719,000	837,000	2,556,000
Region VIII - Eastern Visayas	14,753,000	12,533,000	27,286,000

Regional Office VIII - Proper	5,220,000	3,480,000	8,700,000
PENRO Biliran	1,739,000	309,000	2,048,000
PENRO Eastern Samar	1,301,000	1,369,000	2,670,000
PENRO Leyte	1,739,000	2,174,000	3,913,000
PENRO Northern Samar	1,290,000	2,414,000	3,704,000
PENRO Southern Leyte	1,301,000	1,399,000	2,700,000
PENRO Western Samar	2,163,000	1,388,000	3,551,000
Region IX - Zamboanga Peninsula	12,892,000	11,034,000	23,926,000

Regional Office IX - Proper	8,902,000	7,995,000	16,897,000
PENRO Zamboanga del Norte	566,000	1,275,000	1,841,000
PENRO Zamboanga del Sur	1,719,000	750,000	2,469,000
PENRO Zamboanga Sibugay	1,705,000	1,014,000	2,719,000
Region X - Northern Mindanao	12,091,000	12,648,000	24,739,000

Regional Office X - Proper	5,895,000	4,513,000	10,408,000
PENRO Bukidnon	1,723,000	2,465,000	4,188,000
PENRO Camiguin	1,160,000	141,000	1,301,000
PENRO Lanao del Norte	437,000	1,760,000	2,197,000
PENRO Misamis Occidental	1,723,000	946,000	2,669,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	841

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Misamis Oriental	1,153,000	2,823,000		3,976,000
Region XI - Davao	15,967,000	11,392,000		27,359,000

Regional Office XI - Proper	7,164,000	5,618,000		12,782,000
PENRO Davao de Oro	1,418,000	1,173,000		2,591,000
PENRO Davao del Norte	1,013,000	988,000		2,001,000
PENRO Davao del Sur	1,153,000	1,269,000		2,422,000
PENRO Davao Occidental	4,225,000	455,000		4,680,000
PENRO Davao Oriental	994,000	1,889,000		2,883,000
Region XII - SOCCSKSARGEN	25,500,000	11,351,000		36,851,000

Regional Office XII - Proper	21,585,000	4,310,000		25,895,000
PENRO North Cotabato	2,131,000	1,704,000		3,835,000
PENRO Sarangani		1,782,000		1,782,000
PENRO South Cotabato		1,757,000		1,757,000
PENRO Sultan Kudarat	1,784,000	1,798,000		3,582,000
Region XIII - Caraga	15,457,000	12,532,000		27,989,000

Regional Office XIII - Proper	5,492,000	5,781,000		11,273,000
PENRO Agusan del Norte	2,497,000	1,431,000		3,928,000
PENRO Agusan del Sur	1,705,000	2,308,000		4,013,000
PENRO Dinagat Islands	1,716,000	415,000		2,131,000
PENRO Surigao del Norte	1,705,000	813,000		2,518,000
PENRO Surigao del Sur	2,342,000	1,784,000		4,126,000
Ecosystem Research Development and Extension Services	177,769,000	94,838,000		272,607,000

National Capital Region (NCR)	177,769,000	94,838,000		272,607,000

Ecosystems Research and Development Bureau (ERDB)	177,769,000	94,838,000		272,607,000

Sub-total, Support to Operations	1,099,556,000	1,382,784,000	297,623,000	2,779,963,000

Operations
NATURAL RESOURCES ENFORCEMENT AND REGULATORY PROGRAM	546,986,000	1,070,395,000	41,300,000	1,658,681,000

Natural resources management arrangement/agreement and permit issuance	546,986,000	971,553,000	30,500,000	1,549,039,000

National Capital Region (NCR)	32,646,000	201,716,000	500,000	234,862,000

842	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Central Office		133,263,000		133,263,000
Biodiversity Management Bureau (BMB)		2,850,000		2,850,000
Forest Management Bureau (FMB)		39,307,000	500,000	39,807,000
Land Management Bureau (LMB)		5,091,000		5,091,000
NCR - Proper	32,646,000	21,205,000		53,851,000
Region I - Ilocos	25,908,000	50,829,000	2,000,000	78,737,000

Regional Office I - Proper	8,685,000	4,098,000		12,783,000
PENRO Ilocos Norte	5,370,000	12,970,000		18,340,000
PENRO Ilocos Sur	4,830,000	11,470,000		16,300,000
PENRO La Union	1,894,000	5,488,000	2,000,000	9,382,000
PENRO Pangasinan	5,129,000	16,803,000		21,932,000
Cordillera Administrative Region (CAR)	23,115,000	65,567,000	2,000,000	90,682,000

Regional Office CAR - Proper	1,333,000	2,852,000		4,185,000
PENRO Abra	3,212,000	11,087,000		14,299,000
PENRO Apayao	4,875,000	12,794,000		17,669,000
PENRO Benguet	3,482,000	4,035,000		7,517,000
PENRO Ifugao	3,483,000	5,605,000	2,000,000	11,088,000
PENRO Kalinga	4,041,000	18,514,000		22,555,000
PENRO Mt. Province	2,689,000	10,680,000		13,369,000
Region II - Cagayan Valley	30,872,000	41,406,000	2,000,000	74,278,000

Regional Office II - Proper	5,287,000	5,931,000		11,218,000
PENRO Batanes	1,072,000	1,100,000		2,172,000
PENRO Cagayan	8,648,000	11,473,000		20,121,000
PENRO Isabela	8,585,000	12,737,000		21,322,000
PENRO Nueva Vizcaya	5,934,000	5,732,000	2,000,000	13,666,000
PENRO Quirino	1,346,000	4,433,000		5,779,000
Region III - Central Luzon	18,494,000	39,310,000	4,000,000	61,804,000

Regional Office III - Proper	9,265,000	11,080,000		20,345,000
PENRO Aurora	7,090,000	4,572,000		11,662,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	843

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Bataan	1,338,000	3,743,000	2,000,000	7,081,000
PENRO Bulacan		4,872,000		4,872,000
PENRO Nueva Ecija		4,945,000		4,945,000
PENRO Pampanga	536,000	2,768,000		3,304,000
PENRO Tarlac	265,000	3,331,000	2,000,000	5,596,000
PENRO Zambales		3,999,000		3,999,000
Region IVA - CALABARZON	42,902,000	45,678,000	2,000,000	90,580,000

Regional Office IVA - Proper	6,399,000	7,881,000	2,000,000	16,280,000
PENRO Batangas	1,356,000	6,206,000		7,562,000
PENRO Cavite	2,946,000	5,368,000		8,314,000
PENRO Laguna	4,334,000	6,161,000		10,495,000
PENRO Quezon	23,797,000	14,473,000		38,270,000
PENRO Rizal	4,070,000	5,589,000		9,659,000
Region IVB - MIMAROPA	44,516,000	49,778,000	2,000,000	96,294,000

Regional Office IVB - Proper	7,994,000	6,473,000		14,467,000
PENRO Marinduque	2,454,000	3,237,000		5,691,000
PENRO Occidental Mindoro	7,890,000	11,109,000		18,999,000
PENRO Oriental Mindoro	6,475,000	6,407,000	2,000,000	14,882,000
PENRO Palawan	17,005,000	19,777,000		36,782,000
PENRO Romblon	2,698,000	2,775,000		5,473,000
Region V - Bicol	36,632,000	36,723,000	2,000,000	75,355,000

Regional Office V - Proper	7,972,000	3,051,000		11,023,000
PENRO Albay	3,186,000	4,570,000		7,756,000
PENRO Camarines Norte	3,442,000	8,282,000		11,724,000
PENRO Camarines Sur	13,679,000	9,486,000		23,165,000
PENRO Catanduanes	2,952,000	3,665,000	2,000,000	8,617,000
PENRO Masbate	3,232,000	4,521,000		7,753,000
PENRO Sorsogon	2,169,000	3,148,000		5,317,000
Region VI - Western Visayas	37,391,000	51,421,000	2,000,000	90,812,000

Regional Office VI - Proper	431,000	3,136,000		3,567,000

844	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

PENRO Aklan	4,589,000	8,887,000		13,476,000
PENRO Antique	5,379,000	8,316,000	2,000,000	15,695,000
PENRO Capiz	2,167,000	4,399,000		6,566,000
PENRO Guimaras	4,296,000	2,097,000		6,393,000
PENRO Iloilo	12,123,000	10,052,000		22,175,000
PENRO Negros Occidental	8,406,000	14,534,000		22,940,000
Region VII - Central Visayas	37,334,000	46,885,000	4,000,000	88,219,000

Regional Office VII - Proper	16,087,000	12,718,000		28,805,000
PENRO Bohol	5,897,000	9,552,000		15,449,000
PENRO Cebu	7,023,000	10,194,000		17,217,000
PENRO Negros Oriental	6,180,000	11,334,000	2,000,000	19,514,000
PENRO Siquijor	2,147,000	3,087,000	2,000,000	7,234,000
Region VIII - Eastern Visayas	27,661,000	72,770,000	2,000,000	102,431,000

Regional Office VIII - Proper	6,394,000	27,518,000		33,912,000
PENRO Biliran	1,081,000	2,307,000		3,388,000
PENRO Eastern Samar	2,939,000	7,673,000		10,612,000
PENRO Leyte	6,213,000	13,990,000		20,203,000
PENRO Northern Samar	3,756,000	10,249,000	2,000,000	16,005,000
PENRO Southern Leyte	3,497,000	4,335,000		7,832,000
PENRO Western Samar	3,781,000	6,698,000		10,479,000
Region IX - Zamboanga Peninsula	37,215,000	62,729,000		99,944,000

Regional Office IX - Proper	7,186,000	6,338,000		13,524,000
PENRO Zamboanga del Norte	11,412,000	20,636,000		32,048,000
PENRO Zamboanga del Sur	6,701,000	15,427,000		22,128,000
PENRO Zamboanga Sibugay	11,916,000	20,328,000		32,244,000
Region X - Northern Mindanao	47,233,000	44,493,000	2,000,000	93,726,000

Regional Office X - Proper	4,106,000	2,009,000		6,115,000
PENRO Bukidnon	20,222,000	18,271,000		38,493,000
PENRO Camiguin	4,757,000	2,142,000		6,899,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	845

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Lanao del Norte	5,699,000	6,218,000		11,917,000
PENRO Misamis Occidental	6,470,000	4,887,000	2,000,000	13,357,000
PENRO Misamis Oriental	5,979,000	10,966,000		16,945,000
Region XI - Davao	23,874,000	54,333,000	2,000,000	80,207,000

Regional Office XI - Proper	6,032,000	13,317,000		19,349,000
PENRO Davao de Oro	4,012,000	9,995,000		14,007,000
PENRO Davao del Norte	4,080,000	5,822,000		9,902,000
PENRO Davao del Sur	3,509,000	10,975,000	2,000,000	16,484,000
PENRO Davao Occidental		2,895,000		2,895,000
PENRO Davao Oriental	6,241,000	11,329,000		17,570,000
Region XII - SOCCSKSARGEN	38,090,000	51,230,000	2,000,000	91,320,000

Regional Office XII - Proper	5,015,000	9,983,000		14,998,000
PENRO North Cotabato	13,118,000	9,833,000		22,951,000
PENRO Sarangani	4,071,000	8,612,000	2,000,000	14,683,000
PENRO South Cotabato	4,621,000	11,214,000		15,835,000
PENRO Sultan Kudarat	11,265,000	11,588,000		22,853,000
Region XIII - Caraga	43,103,000	56,685,000		99,788,000

Regional Office XIII - Proper	9,554,000	11,720,000		21,274,000
PENRO Agusan del Norte	2,162,000	8,846,000		11,008,000
PENRO Agusan del Sur	22,517,000	14,486,000		37,003,000
PENRO Dinagat Islands	729,000	3,399,000		4,128,000
PENRO Surigao del Norte	1,452,000	6,685,000		8,137,000
PENRO Surigao del Sur	6,689,000	11,549,000		18,238,000
Operations against illegal environment and natural resources activities		98,842,000	10,800,000	109,642,000

National Capital Region (NCR)		50,226,000	10,800,000	61,026,000

Central Office		46,675,000	10,800,000	57,475,000
Biodiversity Management Bureau (BMB)		2,651,000		2,651,000
NCR - Proper		900,000		900,000

846	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region I - Ilocos	1,020,000	1,020,000

Regional Office I - Proper	200,000	200,000
PENRO Ilocos Norte	260,000	260,000
PENRO Ilocos Sur	155,000	155,000
PENRO La Union	182,000	182,000
PENRO Pangasinan	223,000	223,000
Cordillera Administrative Region (CAR)	582,000	582,000

Regional Office CAR - Proper	102,000	102,000
PENRO Abra	55,000	55,000
PENRO Apayao	55,000	55,000
PENRO Benguet	205,000	205,000
PENRO Ifugao	55,000	55,000
PENRO Kalinga	55,000	55,000
PENRO Mt. Province	55,000	55,000
Region II - Cagayan Valley	1,900,000	1,900,000

Regional Office II - Proper	1,250,000	1,250,000
PENRO Batanes	174,000	174,000
PENRO Cagayan	204,000	204,000
PENRO Isabela	214,000	214,000
PENRO Nueva Vizcaya	29,000	29,000
PENRO Quirino	29,000	29,000
Region III - Central Luzon	2,850,000	2,850,000

Regional Office III - Proper	760,000	760,000
PENRO Aurora	365,000	365,000
PENRO Bataan	565,000	565,000
PENRO Bulacan	160,000	160,000
PENRO Nueva Ecija	160,000	160,000
PENRO Pampanga	315,000	315,000
PENRO Tarlac	160,000	160,000
PENRO Zambales	365,000	365,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	847

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region IVA - CALABARZON	1,941,000	1,941,000

Regional Office IVA - Proper	241,000	241,000
PENRO Batangas	620,000	620,000
PENRO Cavite	110,000	110,000
PENRO Laguna	220,000	220,000
PENRO Quezon	640,000	640,000
PENRO Rizal	110,000	110,000
Region IVB - MIMAROPA	10,340,000	10,340,000

Regional Office IVB - Proper	9,350,000	9,350,000
PENRO Marinduque	300,000	300,000
PENRO Occidental Mindoro	500,000	500,000
PENRO Oriental Mindoro	80,000	80,000
PENRO Romblon	110,000	110,000
Region V - Bicol	1,309,000	1,309,000

Regional Office V - Proper	700,000	700,000
PENRO Albay	80,000	80,000
PENRO Camarines Norte	80,000	80,000
PENRO Camarines Sur	209,000	209,000
PENRO Catanduanes	80,000	80,000
PENRO Masbate	80,000	80,000
PENRO Sorsogon	80,000	80,000
Region VI - Western Visayas	6,452,000	6,452,000

Regional Office VI - Proper	720,000	720,000
PENRO Aklan	4,638,000	4,638,000
PENRO Antique	145,000	145,000
PENRO Capiz	105,000	105,000
PENRO Guimaras	80,000	80,000
PENRO Iloilo	334,000	334,000
PENRO Negros Occidental	430,000	430,000
Region VII - Central Visayas	5,429,000	5,429,000

848	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Regional Office VII - Proper	3,604,000	3,604,000
PENRO Bohol	650,000	650,000
PENRO Cebu	510,000	510,000
PENRO Negros Oriental	370,000	370,000
PENRO Siquijor	295,000	295,000
Region VIII - Eastern Visayas	4,574,000	4,574,000

Regional Office VIII - Proper	1,113,000	1,113,000
PENRO Biliran	364,000	364,000
PENRO Eastern Samar	577,000	577,000
PENRO Leyte	790,000	790,000
PENRO Northern Samar	577,000	577,000
PENRO Southern Leyte	576,000	576,000
PENRO Western Samar	577,000	577,000
Region IX - Zamboanga Peninsula	1,288,000	1,288,000

Regional Office IX - Proper	1,108,000	1,108,000
PENRO Zamboanga del Norte	90,000	90,000
PENRO Zamboanga del Sur	30,000	30,000
PENRO Zamboanga Sibugay	60,000	60,000
Region X - Northern Mindanao	2,300,000	2,300,000

Regional Office X - Proper	500,000	500,000
PENRO Bukidnon	233,000	233,000
PENRO Camiguin	367,000	367,000
PENRO Lanao del Norte	400,000	400,000
PENRO Misamis Occidental	400,000	400,000
PENRO Misamis Oriental	400,000	400,000
Region XI - Davao	1,100,000	1,100,000

Regional Office XI - Proper	350,000	350,000
PENRO Davao de Oro	100,000	100,000
PENRO Davao del Norte	150,000	150,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	849

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Davao del Sur		250,000		250,000
PENRO Davao Occidental		50,000		50,000
PENRO Davao Oriental		200,000		200,000
Region XII - SOCCSKSARGEN		2,260,000		2,260,000

Regional Office XII - Proper		1,130,000		1,130,000
PENRO North Cotabato		80,000		80,000
PENRO Sarangani		280,000		280,000
PENRO South Cotabato		480,000		480,000
PENRO Sultan Kudarat		290,000		290,000
Region XIII - Caraga		5,271,000		5,271,000

Regional Office XIII - Proper		3,691,000		3,691,000
PENRO Agusan del Norte		289,000		289,000
PENRO Agusan del Sur		455,000		455,000
PENRO Dinagat Islands		149,000		149,000
PENRO Surigao del Norte		293,000		293,000
PENRO Surigao del Sur		394,000		394,000
NATURAL RESOURCES CONSERVATION AND DEVELOPMENT PROGRAM	3,832,804,000	3,233,182,000	2,314,360,000	9,380,346,000

PROTECTED AREAS, CAVES, AND WETLANDS DEVELOPMENT AND MANAGEMENT SUB-PROGRAM	854,962,000	1,504,646,000	825,062,000	3,184,670,000

Protected areas development and management	854,962,000	1,504,646,000	825,062,000	3,184,670,000

National Capital Region (NCR)	21,588,000	166,331,000	170,338,000	358,257,000

Central Office		71,517,000	147,780,000	219,297,000
Biodiversity Management Bureau (BMB)	12,764,000	55,083,000	19,490,000	87,337,000
NCR - Proper	8,824,000	39,731,000	3,068,000	51,623,000
Region I - Ilocos	38,268,000	63,788,000	16,950,000	119,006,000

Regional Office I - Proper	12,781,000	10,999,000	6,885,000	30,665,000
PENRO Ilocos Norte	7,154,000	11,341,000	2,595,000	21,090,000
PENRO Ilocos Sur	6,344,000	25,053,000	6,020,000	37,417,000
PENRO La Union	2,129,000	6,258,000	665,000	9,052,000
PENRO Pangasinan	9,860,000	10,137,000	785,000	20,782,000

850	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Cordillera Administrative Region (CAR)	53,180,000	37,705,000	12,054,000	102,939,000

Regional Office CAR - Proper	12,190,000	7,295,000	4,550,000	24,035,000
PENRO Abra	5,523,000	1,890,000	168,000	7,581,000
PENRO Apayao	4,514,000	288,000		4,802,000
PENRO Benguet	7,667,000	17,993,000	5,508,000	31,168,000
PENRO Ifugao	5,545,000	1,853,000		7,398,000
PENRO Kalinga	6,541,000	7,271,000	1,810,000	15,622,000
PENRO Mt. Province	11,200,000	1,115,000	18,000	12,333,000
Region II - Cagayan Valley	75,872,000	120,061,000	56,755,000	252,688,000

Regional Office II - Proper	11,847,000	26,732,000	34,740,000	73,319,000
PENRO Batanes	3,420,000	10,259,000	1,665,000	15,344,000
PENRO Cagayan	19,626,000	32,045,000	5,641,000	57,312,000
PENRO Isabela	24,795,000	21,258,000	5,492,000	51,545,000
PENRO Nueva Vizcaya	8,425,000	24,086,000	3,711,000	36,222,000
PENRO Quirino	7,759,000	5,681,000	5,506,000	18,946,000
Region III - Central Luzon	79,429,000	73,491,000	28,120,000	181,040,000

Regional Office III - Proper	11,891,000	19,229,000	10,770,000	41,890,000
PENRO Aurora	8,880,000	20,948,000	2,660,000	32,488,000
PENRO Bataan	9,744,000	10,270,000	8,630,000	28,644,000
PENRO Bulacan	10,542,000	5,169,000	324,000	16,035,000
PENRO Nueva Ecija	14,286,000	7,326,000	2,982,000	24,594,000
PENRO Pampanga	7,168,000	4,374,000	1,089,000	12,631,000
PENRO Tarlac	8,647,000	648,000		9,295,000
PENRO Zambales	8,271,000	5,527,000	1,665,000	15,463,000
Region IVA - CALABARZON	67,360,000	87,646,000	40,317,000	195,323,000

Regional Office IVA - Proper	14,071,000	26,648,000	15,065,000	55,784,000
PENRO Batangas	6,912,000	5,399,000		12,311,000
PENRO Cavite	10,002,000	3,970,000		13,972,000
PENRO Laguna	7,210,000	4,065,000	1,930,000	13,205,000
PENRO Quezon	23,004,000	28,712,000	5,861,000	57,577,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	851

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Rizal	6,161,000	18,852,000	17,461,000	42,474,000
Region IVB - MIMAROPA	63,196,000	99,230,000	41,107,000	203,533,000

Regional Office IVB - Proper	7,416,000	24,519,000	23,845,000	55,780,000
PENRO Marinduque	2,724,000	9,223,000	665,000	12,612,000
PENRO Occidental Mindoro	15,441,000	24,648,000	2,670,000	42,759,000
PENRO Oriental Mindoro	5,901,000	5,345,000		11,246,000
PENRO Palawan	26,729,000	25,574,000	12,262,000	64,565,000
PENRO Romblon	4,985,000	9,921,000	1,665,000	16,571,000
Region V - Bicol	60,076,000	129,819,000	55,989,000	245,884,000

Regional Office V - Proper	15,029,000	39,832,000	21,950,000	76,811,000
PENRO Albay	5,984,000	15,143,000	3,493,000	24,620,000
PENRO Camarines Norte	5,729,000	14,686,000	5,965,000	26,380,000
PENRO Camarines Sur	15,543,000	20,329,000	9,873,000	45,745,000
PENRO Catanduanes	4,199,000	12,910,000	9,707,000	26,816,000
PENRO Masbate	8,245,000	14,834,000	4,114,000	27,193,000
PENRO Sorsogon	5,347,000	12,085,000	887,000	18,319,000
Region VI - Western Visayas	56,779,000	85,288,000	49,633,000	191,700,000

Regional Office VI - Proper	13,475,000	16,331,000	23,083,000	52,889,000
PENRO Aklan	8,620,000	2,462,000	3,928,000	15,010,000
PENRO Antique	8,441,000	12,716,000	1,665,000	22,822,000
PENRO Capiz	3,802,000	4,296,000	6,245,000	14,343,000
PENRO Guimaras	3,669,000	2,600,000		6,269,000
PENRO Iloilo	9,486,000	9,818,000	3,150,000	22,454,000
PENRO Negros Occidental	9,286,000	37,065,000	11,562,000	57,913,000
Region VII - Central Visayas	57,243,000	87,523,000	29,288,000	174,054,000

Regional Office VII - Proper	9,489,000	15,388,000	14,655,000	39,532,000
PENRO Bohol	14,340,000	38,849,000	8,023,000	61,212,000
PENRO Cebu	15,232,000	21,810,000	5,280,000	42,322,000
PENRO Negros Oriental	13,411,000	10,924,000	1,330,000	25,665,000
PENRO Siquijor	4,771,000	552,000		5,323,000

852	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region VIII - Eastern Visayas	40,091,000	90,373,000	91,783,000	222,247,000

Regional Office VIII - Proper	7,881,000	28,968,000	36,105,000	72,954,000
PENRO Biliran	3,025,000	400,000		3,425,000
PENRO Eastern Samar	5,267,000	10,339,000	1,965,000	17,571,000
PENRO Leyte	6,875,000	17,560,000	3,829,000	28,264,000
PENRO Northern Samar	5,433,000	8,403,000	1,665,000	15,501,000
PENRO Southern Leyte	5,724,000	1,929,000		7,653,000
PENRO Western Samar	5,886,000	22,774,000	48,219,000	76,879,000
Region IX - Zamboanga Peninsula	64,082,000	98,180,000	54,234,000	216,496,000

Regional Office IX - Proper	9,846,000	39,995,000	39,975,000	89,816,000
PENRO Zamboanga del Norte	19,365,000	19,023,000	5,265,000	43,653,000
PENRO Zamboanga del Sur	12,008,000	11,834,000	1,143,000	24,985,000
PENRO Zamboanga Sibugay	22,863,000	27,328,000	7,851,000	58,042,000
Region X - Northern Mindanao	53,402,000	106,880,000	46,799,000	207,081,000

Regional Office X - Proper	13,918,000	26,864,000	32,025,000	72,807,000
PENRO Bukidnon	13,024,000	23,205,000	6,794,000	43,023,000
PENRO Camiguin	2,159,000	5,655,000	665,000	8,479,000
PENRO Lanao del Norte	8,757,000	11,001,000	1,665,000	21,423,000
PENRO Misamis Occidental	8,945,000	19,559,000	2,330,000	30,834,000
PENRO Misamis Oriental	6,599,000	20,596,000	3,320,000	30,515,000
Region XI - Davao	53,112,000	125,910,000	39,519,000	218,541,000

Regional Office XI - Proper	19,297,000	23,554,000	25,205,000	68,056,000
PENRO Davao de Oro	5,575,000	14,920,000	1,085,000	21,580,000
PENRO Davao del Norte	5,671,000	4,347,000	396,000	10,414,000
PENRO Davao del Sur	8,052,000	32,860,000	3,645,000	44,557,000
PENRO Davao Occidental	545,000	2,558,000		3,103,000
PENRO Davao Oriental	13,972,000	47,671,000	9,188,000	70,831,000
Region XII - SOCCSKSARGEN	17,067,000	44,321,000	38,672,000	100,060,000

Regional Office XII - Proper	2,248,000	10,472,000	7,770,000	20,490,000
PENRO North Cotabato	5,518,000	5,396,000	11,319,000	22,233,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	853

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Sarangani	3,588,000	11,615,000	665,000	15,868,000
PENRO South Cotabato	3,628,000	13,838,000	18,918,000	36,384,000
PENRO Sultan Kudarat	2,085,000	3,000,000		5,085,000
Region XIII - Caraga	54,217,000	88,100,000	53,504,000	195,821,000

Regional Office XIII - Proper	4,795,000	18,592,000	20,370,000	43,757,000
PENRO Agusan del Norte	8,755,000	5,341,000	2,866,000	16,962,000
PENRO Agusan del Sur	13,200,000	25,768,000	16,290,000	55,258,000
PENRO Dinagat Islands	6,383,000	6,103,000		12,486,000
PENRO Surigao del Norte	10,271,000	22,543,000	6,340,000	39,154,000
PENRO Surigao del Sur	10,813,000	9,753,000	7,638,000	28,204,000
WILDLIFE RESOURCES CONSERVATION SUB-PROGRAM		159,742,000	26,605,000	186,347,000

Protection and Conservation of Wildlife		159,742,000	26,605,000	186,347,000

National Capital Region (NCR)		102,040,000	26,605,000	128,645,000

Biodiversity Management Bureau (BMB)		26,490,000		26,490,000
Central Office		75,429,000	26,605,000	102,034,000
NCR - Proper		121,000		121,000
Region I - Ilocos		4,405,000		4,405,000

Regional Office I - Proper		275,000		275,000
PENRO Ilocos Norte		1,402,000		1,402,000
PENRO Ilocos Sur		299,000		299,000
PENRO La Union		825,000		825,000
PENRO Pangasinan		1,604,000		1,604,000
Cordillera Administrative Region (CAR)		1,999,000		1,999,000

Regional Office CAR - Proper		759,000		759,000
PENRO Abra		220,000		220,000
PENRO Apayao		680,000		680,000
PENRO Ifugao		340,000		340,000
Region II - Cagayan Valley		3,250,000		3,250,000

Regional Office II - Proper		1,204,000		1,204,000
PENRO Batanes		239,000		239,000

854	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

PENRO Cagayan	469,000	469,000
PENRO Isabela	1,107,000	1,107,000
PENRO Quirino	231,000	231,000
Region III - Central Luzon	3,145,000	3,145,000

Regional Office III - Proper	875,000	875,000
PENRO Aurora	290,000	290,000
PENRO Bataan	270,000	270,000
PENRO Bulacan	30,000	30,000
PENRO Nueva Ecija	870,000	870,000
PENRO Pampanga	580,000	580,000
PENRO Tarlac	10,000	10,000
PENRO Zambales	220,000	220,000
Region IVA - CALABARZON	2,840,000	2,840,000

Regional Office IVA - Proper	1,709,000	1,709,000
PENRO Batangas	270,000	270,000
PENRO Cavite	125,000	125,000
PENRO Laguna	105,000	105,000
PENRO Quezon	556,000	556,000
PENRO Rizal	75,000	75,000
Region IVB - MIMAROPA	14,341,000	14,341,000

Regional Office IVB - Proper	355,000	355,000
PENRO Marinduque	655,000	655,000
PENRO Occidental Mindoro	5,265,000	5,265,000
PENRO Oriental Mindoro	860,000	860,000
PENRO Palawan	6,591,000	6,591,000
PENRO Romblon	615,000	615,000
Region V - Bicol	2,840,000	2,840,000

Regional Office V - Proper	827,000	827,000
PENRO Albay	219,000	219,000
PENRO Camarines Norte	223,000	223,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	855

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Camarines Sur	876,000	876,000
PENRO Catanduanes	112,000	112,000
PENRO Masbate	343,000	343,000
PENRO Sorsogon	240,000	240,000
Region VI - Western Visayas	2,840,000	2,840,000

Regional Office VI - Proper	335,000	335,000
PENRO Aklan	356,000	356,000
PENRO Antique	246,000	246,000
PENRO Capiz	215,000	215,000
PENRO Guimaras	246,000	246,000
PENRO Iloilo	967,000	967,000
PENRO Negros Occidental	475,000	475,000
Region VII - Central Visayas	3,706,000	3,706,000

Regional Office VII - Proper	773,000	773,000
PENRO Bohol	1,117,000	1,117,000
PENRO Cebu	580,000	580,000
PENRO Negros Oriental	757,000	757,000
PENRO Siquijor	479,000	479,000
Region VIII - Eastern Visayas	2,956,000	2,956,000

Regional Office VIII - Proper	1,487,000	1,487,000
PENRO Biliran	187,000	187,000
PENRO Eastern Samar	187,000	187,000
PENRO Leyte	531,000	531,000
PENRO Northern Samar	187,000	187,000
PENRO Southern Leyte	190,000	190,000
PENRO Western Samar	187,000	187,000
Region IX - Zamboanga Peninsula	3,987,000	3,987,000

Regional Office IX - Proper	1,624,000	1,624,000
PENRO Zamboanga del Norte	674,000	674,000
PENRO Zamboanga del Sur	436,000	436,000

856	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

PENRO Zamboanga Sibugay	1,253,000		1,253,000
Region X - Northern Mindanao	3,092,000		3,092,000

Regional Office X - Proper	722,000		722,000
PENRO Bukidnon	880,000		880,000
PENRO Camiguin	290,000		290,000
PENRO Lanao del Norte	180,000		180,000
PENRO Misamis Occidental	180,000		180,000
PENRO Misamis Oriental	840,000		840,000
Region XI - Davao	2,074,000		2,074,000

Regional Office XI - Proper	1,444,000		1,444,000
PENRO Davao de Oro	20,000		20,000
PENRO Davao del Norte	550,000		550,000
PENRO Davao del Sur	20,000		20,000
PENRO Davao Occidental	20,000		20,000
PENRO Davao Oriental	20,000		20,000
Region XII - SOCCSKSARGEN	2,599,000		2,599,000

Regional Office XII - Proper	1,399,000		1,399,000
PENRO North Cotabato	150,000		150,000
PENRO Sarangani	605,000		605,000
PENRO South Cotabato	220,000		220,000
PENRO Sultan Kudarat	225,000		225,000
Region XIII - Caraga	3,628,000		3,628,000

Regional Office XIII - Proper	128,000		128,000
PENRO Agusan del Norte	1,530,000		1,530,000
PENRO Agusan del Sur	450,000		450,000
PENRO Dinagat Islands	200,000		200,000
PENRO Surigao del Norte	1,110,000		1,110,000
PENRO Surigao del Sur	210,000		210,000
COASTAL AND MARINE ECOSYSTEMS REHABILITATION SUB-PROGRAM	286,520,000	360,117,000	646,637,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	857

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Management of Coastal and Marine Resources/Areas	286,520,000	360,117,000	646,637,000

National Capital Region (NCR)	121,265,000	345,117,000	466,382,000

Central Office	77,332,000	345,117,000	422,449,000
Biodiversity Management Bureau (BMB)	43,933,000		43,933,000
Region I - Ilocos	6,229,000		6,229,000

Regional Office I - Proper	2,372,000		2,372,000
PENRO Ilocos Norte	146,000		146,000
PENRO Ilocos Sur	154,000		154,000
PENRO La Union	1,746,000		1,746,000
PENRO Pangasinan	1,811,000		1,811,000
Region II - Cagayan Valley	11,639,000		11,639,000

Regional Office II - Proper	2,141,000		2,141,000
PENRO Batanes	2,694,000		2,694,000
PENRO Cagayan	4,174,000		4,174,000
PENRO Isabela	2,630,000		2,630,000
Region III - Central Luzon	3,393,000		3,393,000

Regional Office III - Proper	2,092,000		2,092,000
PENRO Zambales	1,301,000		1,301,000
Region IVA - CALABARZON	6,426,000		6,426,000

Regional Office IVA - Proper	3,230,000		3,230,000
PENRO Batangas	1,750,000		1,750,000
PENRO Cavite	404,000		404,000
PENRO Quezon	1,042,000		1,042,000
Region IVB - MIMAROPA	18,484,000		18,484,000

Regional Office IVB - Proper	2,860,000		2,860,000
PENRO Marinduque	370,000		370,000
PENRO Occidental Mindoro	2,728,000		2,728,000
PENRO Oriental Mindoro	350,000		350,000
PENRO Palawan	11,886,000		11,886,000
PENRO Romblon	290,000		290,000

858	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region V - Bicol	21,286,000		21,286,000

Regional Office V - Proper	7,035,000		7,035,000
PENRO Albay	630,000		630,000
PENRO Camarines Norte	1,023,000		1,023,000
PENRO Camarines Sur	3,128,000		3,128,000
PENRO Catanduanes	753,000		753,000
PENRO Masbate	8,007,000		8,007,000
PENRO Sorsogon	710,000		710,000
Region VI - Western Visayas	10,228,000	15,000,000	25,228,000

Regional Office VI - Proper	2,364,000		2,364,000
PENRO Aklan	840,000	5,000,000	5,840,000
PENRO Antique	280,000	10,000,000	10,280,000
PENRO Capiz	180,000		180,000
PENRO Guimaras	3,768,000		3,768,000
PENRO Iloilo	748,000		748,000
PENRO Negros Occidental	2,048,000		2,048,000
Region VII - Central Visayas	18,618,000		18,618,000

Regional Office VII - Proper	2,839,000		2,839,000
PENRO Bohol	7,150,000		7,150,000
PENRO Cebu	5,725,000		5,725,000
PENRO Negros Oriental	2,689,000		2,689,000
PENRO Siquijor	215,000		215,000
Region VIII - Eastern Visayas	11,845,000		11,845,000

Regional Office VIII - Proper	3,228,000		3,228,000
PENRO Eastern Samar	2,089,000		2,089,000
PENRO Leyte	3,664,000		3,664,000
PENRO Northern Samar	2,864,000		2,864,000
Region IX - Zamboanga Peninsula	15,654,000		15,654,000

Regional Office IX - Proper	5,318,000		5,318,000
PENRO Zamboanga del Norte	5,156,000		5,156,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	859

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Zamboanga del Sur		2,377,000		2,377,000
PENRO Zamboanga Sibugay		2,803,000		2,803,000
Region X - Northern Mindanao		8,600,000		8,600,000

Regional Office X - Proper		1,862,000		1,862,000
PENRO Camiguin		924,000		924,000
PENRO Lanao del Norte		919,000		919,000
PENRO Misamis Occidental		2,029,000		2,029,000
PENRO Misamis Oriental		2,866,000		2,866,000
Region XI - Davao		9,052,000		9,052,000

Regional Office XI - Proper		6,474,000		6,474,000
PENRO Davao de Oro		1,214,000		1,214,000
PENRO Davao del Sur		100,000		100,000
PENRO Davao Oriental		1,264,000		1,264,000
Region XII - SOCCSKSARGEN		10,094,000		10,094,000

Regional Office XII - Proper		4,510,000		4,510,000
PENRO Sarangani		3,894,000		3,894,000
PENRO Sultan Kudarat		1,690,000		1,690,000
Region XIII - Caraga		13,707,000		13,707,000

Regional Office XIII - Proper		4,148,000		4,148,000
PENRO Agusan del Norte		740,000		740,000
PENRO Dinagat Islands		1,040,000		1,040,000
PENRO Surigao del Norte		5,721,000		5,721,000
PENRO Surigao del Sur		2,058,000		2,058,000
LAND MANAGEMENT SUB-PROGRAM	1,356,673,000	609,503,000	44,340,000	2,010,516,000

Land Survey, Disposition and Records Management	1,264,935,000	471,674,000	44,340,000	1,780,949,000

National Capital Region (NCR)	51,400,000	89,254,000	44,340,000	184,994,000

Central Office		39,466,000		39,466,000
Land Management Bureau (LMB)		45,218,000	44,340,000	89,558,000
NCR - Proper	51,400,000	4,570,000		55,970,000

860	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region I - Ilocos	65,605,000	28,065,000	93,670,000

Regional Office I - Proper	29,960,000	19,684,000	49,644,000
PENRO Ilocos Norte	8,529,000	1,890,000	10,419,000
PENRO Ilocos Sur	10,289,000	2,157,000	12,446,000
PENRO La Union	4,266,000	1,012,000	5,278,000
PENRO Pangasinan	12,561,000	3,322,000	15,883,000
Cordillera Administrative Region (CAR)	76,758,000	33,232,000	109,990,000

Regional Office CAR - Proper	23,905,000	20,275,000	44,180,000
PENRO Abra	10,780,000	2,775,000	13,555,000
PENRO Apayao	8,424,000	2,766,000	11,190,000
PENRO Benguet	10,227,000	2,815,000	13,042,000
PENRO Ifugao	8,517,000	1,238,000	9,755,000
PENRO Kalinga	7,374,000	2,062,000	9,436,000
PENRO Mt. Province	7,531,000	1,301,000	8,832,000
Region II - Cagayan Valley	106,361,000	20,596,000	126,957,000

Regional Office II - Proper	34,521,000	13,588,000	48,109,000
PENRO Batanes	5,324,000	485,000	5,809,000
PENRO Cagayan	20,946,000	2,215,000	23,161,000
PENRO Isabela	20,033,000	2,471,000	22,504,000
PENRO Nueva Vizcaya	12,653,000	1,300,000	13,953,000
PENRO Quirino	12,884,000	537,000	13,421,000
Region III - Central Luzon	131,924,000	27,347,000	159,271,000

Regional Office III - Proper	43,336,000	22,611,000	65,947,000
PENRO Aurora	11,365,000	230,000	11,595,000
PENRO Bataan	13,335,000	244,000	13,579,000
PENRO Bulacan	15,278,000	884,000	16,162,000
PENRO Nueva Ecija	14,571,000	355,000	14,926,000
PENRO Pampanga	5,515,000	580,000	6,095,000
PENRO Tarlac	13,783,000	1,529,000	15,312,000
PENRO Zambales	14,741,000	914,000	15,655,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	861

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region IVA - CALABARZON	90,251,000	31,106,000	121,357,000

Regional Office IVA - Proper	35,464,000	23,205,000	58,669,000
PENRO Batangas	10,473,000	2,159,000	12,632,000
PENRO Cavite	8,805,000	1,309,000	10,114,000
PENRO Laguna	11,028,000	1,817,000	12,845,000
PENRO Quezon	15,701,000	1,539,000	17,240,000
PENRO Rizal	8,780,000	1,077,000	9,857,000
Region IVB - MIMAROPA	87,322,000	15,798,000	103,120,000

Regional Office IVB - Proper	32,307,000	9,486,000	41,793,000
PENRO Marinduque	4,993,000	1,917,000	6,910,000
PENRO Occidental Mindoro	11,187,000	1,050,000	12,237,000
PENRO Oriental Mindoro	7,972,000	698,000	8,670,000
PENRO Palawan	26,016,000	1,638,000	27,654,000
PENRO Romblon	4,847,000	1,009,000	5,856,000
Region V - Bicol	76,516,000	23,966,000	100,482,000

Regional Office V - Proper	33,088,000	18,874,000	51,962,000
PENRO Albay	8,852,000	726,000	9,578,000
PENRO Camarines Norte	6,251,000	707,000	6,958,000
PENRO Camarines Sur	10,907,000	1,269,000	12,176,000
PENRO Catanduanes	4,770,000	787,000	5,557,000
PENRO Masbate	9,396,000	804,000	10,200,000
PENRO Sorsogon	3,252,000	799,000	4,051,000
Region VI - Western Visayas	71,230,000	29,098,000	100,328,000

Regional Office VI - Proper	21,396,000	19,540,000	40,936,000
PENRO Aklan	7,309,000	1,669,000	8,978,000
PENRO Antique	8,345,000	1,643,000	9,988,000
PENRO Capiz	4,628,000	1,207,000	5,835,000
PENRO Guimaras	4,933,000	557,000	5,490,000
PENRO Iloilo	11,370,000	2,899,000	14,269,000
PENRO Negros Occidental	13,249,000	1,583,000	14,832,000

862	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region VII - Central Visayas	57,275,000	43,338,000	100,613,000

Regional Office VII - Proper	27,560,000	29,804,000	57,364,000
PENRO Bohol	7,600,000	5,504,000	13,104,000
PENRO Cebu	9,595,000	3,826,000	13,421,000
PENRO Negros Oriental	7,589,000	1,859,000	9,448,000
PENRO Siquijor	4,931,000	2,345,000	7,276,000
Region VIII - Eastern Visayas	91,895,000	31,874,000	123,769,000

Regional Office VIII - Proper	27,367,000	18,914,000	46,281,000
PENRO Biliran	3,627,000	646,000	4,273,000
PENRO Eastern Samar	9,965,000	1,708,000	11,673,000
PENRO Leyte	18,943,000	4,176,000	23,119,000
PENRO Northern Samar	8,875,000	2,007,000	10,882,000
PENRO Southern Leyte	10,602,000	2,777,000	13,379,000
PENRO Western Samar	12,516,000	1,646,000	14,162,000
Region IX - Zamboanga Peninsula	100,546,000	15,345,000	115,891,000

Regional Office IX - Proper	39,315,000	9,453,000	48,768,000
PENRO Zamboanga del Norte	24,552,000	3,422,000	27,974,000
PENRO Zamboanga del Sur	12,440,000	1,296,000	13,736,000
PENRO Zamboanga Sibugay	24,239,000	1,174,000	25,413,000
Region X - Northern Mindanao	73,778,000	24,993,000	98,771,000

Regional Office X - Proper	26,960,000	12,750,000	39,710,000
PENRO Bukidnon	16,816,000	8,422,000	25,238,000
PENRO Camiguin	4,095,000	467,000	4,562,000
PENRO Lanao del Norte	8,904,000	234,000	9,138,000
PENRO Misamis Occidental	8,410,000	1,891,000	10,301,000
PENRO Misamis Oriental	8,593,000	1,229,000	9,822,000
Region XI - Davao	70,191,000	14,227,000	84,418,000

Regional Office XI - Proper	27,879,000	9,465,000	37,344,000
PENRO Davao de Oro	7,597,000	785,000	8,382,000
PENRO Davao del Norte	8,846,000	1,036,000	9,882,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	863

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Davao del Sur	10,638,000	1,112,000	11,750,000
PENRO Davao Occidental	295,000	595,000	890,000
PENRO Davao Oriental	14,936,000	1,234,000	16,170,000
Region XII - SOCCSKSARGEN	46,214,000	24,600,000	70,814,000

Regional Office XII - Proper	23,505,000	20,734,000	44,239,000
PENRO North Cotabato	7,348,000	1,546,000	8,894,000
PENRO Sarangani	3,896,000	843,000	4,739,000
PENRO South Cotabato	4,240,000	772,000	5,012,000
PENRO Sultan Kudarat	7,225,000	705,000	7,930,000
Region XIII - Caraga	67,669,000	18,835,000	86,504,000

Regional Office XIII - Proper	16,653,000	11,515,000	28,168,000
PENRO Agusan del Norte	9,310,000	1,285,000	10,595,000
PENRO Agusan del Sur	15,583,000	2,376,000	17,959,000
PENRO Dinagat Islands	5,156,000	969,000	6,125,000
PENRO Surigao del Norte	5,329,000	1,066,000	6,395,000
PENRO Surigao del Sur	15,638,000	1,624,000	17,262,000
For the requirements of the Comprehensive Agrarian Reform Program	91,738,000	137,829,000	229,567,000

National Capital Region (NCR)	10,694,000	137,829,000	148,523,000

Central Office	10,694,000	137,829,000	148,523,000
Region I - Ilocos	5,174,000		5,174,000

Regional Office I - Proper	5,174,000		5,174,000
Cordillera Administrative Region (CAR)	3,532,000		3,532,000

Regional Office CAR - Proper	3,532,000		3,532,000
Region II - Cagayan Valley	5,874,000		5,874,000

Regional Office II - Proper	5,874,000		5,874,000
Region III - Central Luzon	5,857,000		5,857,000

Regional Office III - Proper	5,857,000		5,857,000
Region IVA - CALABARZON	4,947,000		4,947,000

Regional Office IVA - Proper	4,947,000		4,947,000

864	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region IVB - MIMAROPA	4,481,000			4,481,000

Regional Office IVB - Proper	4,481,000			4,481,000
Region V - Bicol	5,888,000			5,888,000

Regional Office V - Proper	5,888,000			5,888,000
Region VI - Western Visayas	5,320,000			5,320,000

Regional Office VI - Proper	5,320,000			5,320,000
Region VII - Central Visayas	5,536,000			5,536,000

Regional Office VII - Proper	5,536,000			5,536,000
Region VIII - Eastern Visayas	6,175,000			6,175,000

Regional Office VIII - Proper	6,175,000			6,175,000
Region IX - Zamboanga Peninsula	4,418,000			4,418,000

Regional Office IX - Proper	4,418,000			4,418,000
Region X - Northern Mindanao	6,096,000			6,096,000

Regional Office X - Proper	6,096,000			6,096,000
Region XI - Davao	5,656,000			5,656,000

Regional Office XI - Proper	5,656,000			5,656,000
Region XII - SOCCSKSARGEN	6,023,000			6,023,000

Regional Office XII - Proper	6,023,000			6,023,000
Region XIII - Caraga	6,067,000			6,067,000

Regional Office XIII - Proper	6,067,000			6,067,000
FOREST AND WATERSHED MANAGEMENT SUB-PROGRAM	1,621,169,000	672,771,000	1,058,236,000	3,352,176,000

Forest Development, Rehabilitation, Maintenance and Protection	1,621,169,000	531,555,000	707,561,000	2,860,285,000

National Capital Region (NCR)	10,134,000	72,137,000	89,973,000	172,244,000

Central Office		24,709,000	68,973,000	93,682,000
Forest Management Bureau (FMB)		43,488,000	21,000,000	64,488,000
NCR - Proper	10,134,000	3,940,000		14,074,000
Region I - Ilocos	67,112,000	20,737,000	22,905,000	110,754,000

Regional Office I - Proper	5,261,000	5,156,000		10,417,000
PENRO Ilocos Norte	16,074,000	6,781,000	16,818,000	39,673,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	865

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Ilocos Sur	18,675,000	2,681,000	486,000	21,842,000
PENRO La Union	6,298,000	1,652,000	1,014,000	8,964,000
PENRO Pangasinan	20,804,000	4,467,000	4,587,000	29,858,000
Cordillera Administrative Region (CAR)	139,275,000	31,251,000	56,805,000	227,331,000

Regional Office CAR - Proper	17,636,000	5,164,000		22,800,000
PENRO Abra	18,598,000	6,563,000	21,327,000	46,488,000
PENRO Apayao	26,647,000	4,914,000	12,693,000	44,254,000
PENRO Benguet	19,096,000	3,548,000	4,973,000	27,617,000
PENRO Ifugao	20,136,000	3,093,000	1,056,000	24,285,000
PENRO Kalinga	20,620,000	3,814,000	7,630,000	32,064,000
PENRO Mt. Province	16,542,000	4,155,000	9,126,000	29,823,000
Region II - Cagayan Valley	137,744,000	26,709,000	29,419,000	193,872,000

Regional Office II - Proper	10,509,000	4,736,000		15,245,000
PENRO Batanes	4,260,000	1,335,000		5,595,000
PENRO Cagayan	43,321,000	7,734,000	14,631,000	65,686,000
PENRO Isabela	48,508,000	6,545,000	8,433,000	63,486,000
PENRO Nueva Vizcaya	16,094,000	3,468,000	3,060,000	22,622,000
PENRO Quirino	15,052,000	2,891,000	3,295,000	21,238,000
Region III - Central Luzon	98,976,000	42,948,000	62,196,000	204,120,000

Regional Office III - Proper	567,000	11,989,000		12,556,000
PENRO Aurora	15,889,000	2,802,000	162,000	18,853,000
PENRO Bataan	12,136,000	2,516,000	300,000	14,952,000
PENRO Bulacan	14,904,000	2,958,000	4,263,000	22,125,000
PENRO Nueva Ecija	14,665,000	5,382,000	14,384,000	34,431,000
PENRO Pampanga	8,742,000	3,228,000	9,485,000	21,455,000
PENRO Tarlac	15,612,000	8,587,000	21,239,000	45,438,000
PENRO Zambales	16,461,000	5,486,000	12,363,000	34,310,000
Region IVA - CALABARZON	93,107,000	21,430,000	5,964,000	120,501,000

Regional Office IVA - Proper	11,919,000	9,097,000		21,016,000
PENRO Batangas	13,317,000	2,516,000		15,833,000

866	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

PENRO Cavite	11,300,000	1,621,000	300,000	13,221,000
PENRO Laguna	9,594,000	2,071,000	720,000	12,385,000
PENRO Quezon	38,457,000	3,896,000	1,242,000	43,595,000
PENRO Rizal	8,520,000	2,229,000	3,702,000	14,451,000
Region IVB - MIMAROPA	135,200,000	23,748,000	11,418,000	170,366,000

Regional Office IVB - Proper	8,470,000	8,224,000		16,694,000
PENRO Marinduque	8,858,000	1,417,000	600,000	10,875,000
PENRO Occidental Mindoro	21,527,000	3,470,000	4,874,000	29,871,000
PENRO Oriental Mindoro	25,330,000	4,002,000	5,944,000	35,276,000
PENRO Palawan	60,754,000	5,274,000		66,028,000
PENRO Romblon	10,261,000	1,361,000		11,622,000
Region V - Bicol	70,517,000	33,501,000	54,977,000	158,995,000

Regional Office V - Proper	12,512,000	8,470,000		20,982,000
PENRO Albay	10,468,000	2,741,000	2,100,000	15,309,000
PENRO Camarines Norte	7,066,000	4,070,000	11,297,000	22,433,000
PENRO Camarines Sur	16,729,000	9,745,000	20,045,000	46,519,000
PENRO Catanduanes	5,691,000	1,663,000	2,611,000	9,965,000
PENRO Masbate	11,559,000	4,626,000	12,724,000	28,909,000
PENRO Sorsogon	6,492,000	2,186,000	6,200,000	14,878,000
Region VI - Western Visayas	120,727,000	33,767,000	54,297,000	208,791,000

Regional Office VI - Proper	23,397,000	7,353,000		30,750,000
PENRO Aklan	18,392,000	5,101,000	11,111,000	34,604,000
PENRO Antique	15,532,000	3,903,000	9,951,000	29,386,000
PENRO Capiz	9,073,000	4,906,000	17,019,000	30,998,000
PENRO Guimaras	8,419,000	1,335,000		9,754,000
PENRO Iloilo	26,019,000	4,029,000	2,434,000	32,482,000
PENRO Negros Occidental	19,895,000	7,140,000	13,782,000	40,817,000
Region VII - Central Visayas	73,576,000	21,122,000	11,042,000	105,740,000

Regional Office VII - Proper	6,341,000	4,300,000		10,641,000
PENRO Bohol	19,436,000	4,811,000	9,290,000	33,537,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	867

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Cebu	22,767,000	2,516,000		25,283,000
PENRO Negros Oriental	18,781,000	8,160,000	1,752,000	28,693,000
PENRO Siquijor	6,251,000	1,335,000		7,586,000
Region VIII - Eastern Visayas	116,127,000	47,566,000	102,553,000	266,246,000

Regional Office VIII - Proper	22,523,000	10,475,000		32,998,000
PENRO Biliran	5,055,000	1,359,000	60,000	6,474,000
PENRO Eastern Samar	17,713,000	12,781,000	43,088,000	73,582,000
PENRO Leyte	20,488,000	8,191,000	23,504,000	52,183,000
PENRO Northern Samar	16,020,000	5,333,000	13,685,000	35,038,000
PENRO Southern Leyte	15,403,000	6,911,000	22,216,000	44,530,000
PENRO Western Samar	18,925,000	2,516,000		21,441,000
Region IX - Zamboanga Peninsula	114,664,000	26,196,000	2,971,000	143,831,000

Regional Office IX - Proper	17,701,000	14,575,000		32,276,000
PENRO Zamboanga del Norte	35,760,000	5,395,000	1,567,000	42,722,000
PENRO Zamboanga del Sur	19,611,000	2,767,000	1,404,000	23,782,000
PENRO Zamboanga Sibugay	41,592,000	3,459,000		45,051,000
Region X - Northern Mindanao	90,572,000	28,326,000	37,359,000	156,257,000

Regional Office X - Proper	8,596,000	4,611,000		13,207,000
PENRO Bukidnon	27,224,000	12,690,000	31,663,000	71,577,000
PENRO Camiguin	6,244,000	1,911,000	1,212,000	9,367,000
PENRO Lanao del Norte	18,024,000	2,819,000	240,000	21,083,000
PENRO Misamis Occidental	15,047,000	2,515,000		17,562,000
PENRO Misamis Oriental	15,437,000	3,780,000	4,244,000	23,461,000
Region XI - Davao	104,325,000	25,741,000	43,092,000	173,158,000

Regional Office XI - Proper	10,535,000	4,801,000		15,336,000
PENRO Davao de Oro	19,623,000	4,320,000	12,877,000	36,820,000
PENRO Davao del Norte	16,074,000	4,519,000	12,011,000	32,604,000
PENRO Davao del Sur	25,120,000	6,004,000	15,142,000	46,266,000
PENRO Davao Occidental	2,025,000	1,607,000	84,000	3,716,000
PENRO Davao Oriental	30,948,000	4,490,000	2,978,000	38,416,000

868	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region XII - SOCCSKSARGEN	82,463,000	23,510,000	27,205,000	133,178,000

Regional Office XII - Proper	15,803,000	8,698,000		24,501,000
PENRO North Cotabato	21,915,000	3,770,000	3,852,000	29,537,000
PENRO Sarangani	13,560,000	3,455,000	6,412,000	23,427,000
PENRO South Cotabato	15,285,000	3,594,000	6,336,000	25,215,000
PENRO Sultan Kudarat	15,900,000	3,993,000	10,605,000	30,498,000
Region XIII - Caraga	166,650,000	52,866,000	95,385,000	314,901,000

Regional Office XIII - Proper	15,077,000	7,123,000		22,200,000
PENRO Agusan del Norte	39,591,000	7,700,000	16,194,000	63,485,000
PENRO Agusan del Sur	24,051,000	25,554,000	62,163,000	111,768,000
PENRO Dinagat Islands	13,652,000	1,335,000		14,987,000
PENRO Surigao del Norte	22,023,000	2,233,000	990,000	25,246,000
PENRO Surigao del Sur	52,256,000	8,921,000	16,038,000	77,215,000
Soil Conservation and Watershed Management including River Basin Management and Development		141,216,000	350,675,000	491,891,000

National Capital Region (NCR)		68,573,000	74,650,000	143,223,000

Central Office		63,263,000	74,650,000	137,913,000
Forest Management Bureau (FMB)		3,098,000		3,098,000
NCR - Proper		2,212,000		2,212,000
Region I - Ilocos		3,536,000	5,420,000	8,956,000

Regional Office I - Proper		2,015,000		2,015,000
PENRO Ilocos Norte		309,000	2,197,000	2,506,000
PENRO Ilocos Sur		323,000		323,000
PENRO La Union		173,000	1,465,000	1,638,000
PENRO Pangasinan		716,000	1,758,000	2,474,000
Cordillera Administrative Region (CAR)		3,860,000	10,548,000	14,408,000

Regional Office CAR - Proper		2,750,000		2,750,000
PENRO Abra		80,000	1,758,000	1,838,000
PENRO Apayao		80,000	1,758,000	1,838,000
PENRO Benguet		510,000	1,758,000	2,268,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	869

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Ifugao	80,000	1,758,000	1,838,000
PENRO Kalinga	230,000	1,758,000	1,988,000
PENRO Mt. Province	130,000	1,758,000	1,888,000
Region II - Cagayan Valley	3,473,000	7,325,000	10,798,000

Regional Office II - Proper	3,473,000	7,325,000	10,798,000
Region III - Central Luzon	4,395,000	13,424,000	17,819,000

Regional Office III - Proper	4,395,000	13,424,000	17,819,000
Region IVA - CALABARZON	3,180,000		3,180,000

Regional Office IVA - Proper	2,350,000		2,350,000
PENRO Cavite	200,000		200,000
PENRO Quezon	630,000		630,000
Region IVB - MIMAROPA	3,443,000	10,987,000	14,430,000

Regional Office IVB - Proper	1,373,000		1,373,000
PENRO Marinduque	43,000		43,000
PENRO Occidental Mindoro	318,000	3,662,000	3,980,000
PENRO Oriental Mindoro	1,102,000	7,325,000	8,427,000
PENRO Palawan	544,000		544,000
PENRO Romblon	63,000		63,000
Region V - Bicol	6,051,000	20,510,000	26,561,000

Regional Office V - Proper	2,576,000		2,576,000
PENRO Albay	435,000	2,930,000	3,365,000
PENRO Camarines Norte	1,235,000	3,516,000	4,751,000
PENRO Camarines Sur	360,000	3,516,000	3,876,000
PENRO Catanduanes	435,000	3,516,000	3,951,000
PENRO Masbate	435,000	3,516,000	3,951,000
PENRO Sorsogon	575,000	3,516,000	4,091,000
Region VI - Western Visayas	11,940,000	83,798,000	95,738,000

Regional Office VI - Proper	2,760,000		2,760,000
PENRO Aklan	2,035,000	18,852,000	20,887,000
PENRO Antique	2,348,000	21,975,000	24,323,000

870	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

PENRO Capiz	1,165,000	10,149,000	11,314,000
PENRO Iloilo	1,989,000	18,394,000	20,383,000
PENRO Negros Occidental	1,643,000	14,428,000	16,071,000
Region VII - Central Visayas	3,410,000	2,197,000	5,607,000

Regional Office VII - Proper	1,860,000		1,860,000
PENRO Bohol	1,300,000	2,197,000	3,497,000
PENRO Negros Oriental	250,000		250,000
Region VIII - Eastern Visayas	5,610,000	31,571,000	37,181,000

Regional Office VIII - Proper	3,400,000		3,400,000
PENRO Eastern Samar	513,000	7,325,000	7,838,000
PENRO Leyte	1,025,000	14,650,000	15,675,000
PENRO Western Samar	672,000	9,596,000	10,268,000
Region IX - Zamboanga Peninsula	4,914,000	25,638,000	30,552,000

Regional Office IX - Proper	4,914,000	25,638,000	30,552,000
Region X - Northern Mindanao	5,621,000	17,214,000	22,835,000

Regional Office X - Proper	4,501,000		4,501,000
PENRO Lanao del Norte	250,000	2,564,000	2,814,000
PENRO Misamis Occidental	435,000	7,325,000	7,760,000
PENRO Misamis Oriental	435,000	7,325,000	7,760,000
Region XI - Davao	4,465,000	14,650,000	19,115,000

Regional Office XI - Proper	2,655,000		2,655,000
PENRO Davao de Oro	500,000	1,465,000	1,965,000
PENRO Davao del Norte	100,000	1,465,000	1,565,000
PENRO Davao del Sur	250,000	1,465,000	1,715,000
PENRO Davao Occidental	480,000	7,325,000	7,805,000
PENRO Davao Oriental	480,000	2,930,000	3,410,000
Region XII - SOCCSKSARGEN	4,199,000	10,988,000	15,187,000

Regional Office XII - Proper	2,343,000		2,343,000
PENRO North Cotabato	54,000	2,784,000	2,838,000
PENRO Sarangani	54,000	2,784,000	2,838,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	871

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO South Cotabato	894,000	2,710,000	3,604,000
PENRO Sultan Kudarat	854,000	2,710,000	3,564,000
Region XIII - Caraga	4,546,000	21,755,000	26,301,000

Regional Office XIII - Proper	2,015,000		2,015,000
PENRO Agusan del Norte	96,000	1,978,000	2,074,000
PENRO Agusan del Sur	956,000	7,911,000	8,867,000
PENRO Dinagat Islands	45,000	3,955,000	4,000,000
PENRO Surigao del Norte	84,000	1,978,000	2,062,000
PENRO Surigao del Sur	1,350,000	5,933,000	7,283,000
ENVIRONMENT AND NATURAL RESOURCES RESILIENCY PROGRAM	65,182,000		65,182,000

Natural Resources Assessment	65,182,000		65,182,000

National Capital Region (NCR)	19,366,000		19,366,000

Central Office	10,810,000		10,810,000
Ecosystems Research and Development Bureau (ERDB)	4,437,000		4,437,000
Forest Management Bureau (FMB)	2,519,000		2,519,000
NCR - Proper	1,600,000		1,600,000
Region I - Ilocos	1,300,000		1,300,000

Regional Office I - Proper	1,300,000		1,300,000
Cordillera Administrative Region (CAR)	700,000		700,000

Regional Office CAR - Proper	700,000		700,000
Region II - Cagayan Valley	1,000,000		1,000,000

Regional Office II - Proper	1,000,000		1,000,000
Region III - Central Luzon	1,950,000		1,950,000

Regional Office III - Proper	1,950,000		1,950,000
Region IVA - CALABARZON	3,050,000		3,050,000

Regional Office IVA - Proper	1,050,000		1,050,000
PENRO Batangas	300,000		300,000
PENRO Cavite	1,700,000		1,700,000

872	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region IVB - MIMAROPA	1,350,000	1,350,000

Regional Office IVB - Proper	1,350,000	1,350,000
Region V - Bicol	4,080,000	4,080,000

Regional Office V - Proper	110,000	110,000
PENRO Camarines Norte	330,000	330,000
PENRO Camarines Sur	660,000	660,000
PENRO Masbate	1,022,000	1,022,000
PENRO Sorsogon	1,958,000	1,958,000
Region VI - Western Visayas	7,210,000	7,210,000

Regional Office VI - Proper	950,000	950,000
PENRO Aklan	2,530,000	2,530,000
PENRO Negros Occidental	3,730,000	3,730,000
Region VII - Central Visayas	1,050,000	1,050,000

Regional Office VII - Proper	50,000	50,000
PENRO Bohol	1,000,000	1,000,000
Region VIII - Eastern Visayas	9,446,000	9,446,000

Regional Office VIII - Proper	572,000	572,000
PENRO Biliran	992,000	992,000
PENRO Leyte	4,187,000	4,187,000
PENRO Northern Samar	682,000	682,000
PENRO Southern Leyte	2,289,000	2,289,000
PENRO Western Samar	724,000	724,000
Region IX - Zamboanga Peninsula	1,600,000	1,600,000

Regional Office IX - Proper	1,600,000	1,600,000
Region X - Northern Mindanao	1,000,000	1,000,000

Regional Office X - Proper	1,000,000	1,000,000
Region XI - Davao	1,650,000	1,650,000

Regional Office XI - Proper	150,000	150,000
PENRO Davao del Sur	1,500,000	1,500,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	873

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region XII - SOCCSKSARGEN				100,000				100,000

PENRO South Cotabato				100,000				100,000
Region XIII - Caraga				10,330,000				10,330,000

Regional Office XIII - Proper				3,700,000				3,700,000
PENRO Agusan del Norte				3,605,000				3,605,000
PENRO Agusan del Sur				1,775,000				1,775,000
PENRO Surigao del Norte				225,000				225,000
PENRO Surigao del Sur				1,025,000				1,025,000

Sub-total, Operations		4,379,790,000		4,368,759,000		2,355,660,000		11,104,209,000

Total, Regular Programs		7,487,943,000		7,374,767,000		2,982,769,000		17,845,479,000

PROJECT(S)
Locally-Funded Project(s)
Development, Updating and Implementation of the Operational Plan for the Manila Bay Coastal Management Strategy pursuant to SC Decision under GR No. 171947-48				774,756,000		558,660,000		1,333,416,000

National Capital Region (NCR)				462,871,000		523,500,000		986,371,000

Central Office				210,685,000		500,000,000		710,685,000
NCR - Proper				252,186,000		23,500,000		275,686,000
Region III - Central Luzon				198,689,000		23,420,000		222,109,000

Regional Office III - Proper				198,689,000		23,420,000		222,109,000
Region IVA - CALABARZON				113,196,000		11,740,000		124,936,000

Regional Office IVA - Proper				113,196,000		11,740,000		124,936,000
Pasig River Rehabilitation		11,132,000		83,437,000		13,800,000		108,369,000

National Capital Region (NCR)		11,132,000		83,437,000		13,800,000		108,369,000

NCR - Proper		11,132,000		83,437,000		13,800,000		108,369,000

Sub-total, Locally-Funded Project(s)		11,132,000		858,193,000		572,460,000		1,441,785,000

Total, Project(s)		11,132,000		858,193,000		572,460,000		1,441,785,000

TOTAL NEW APPROPRIATIONS	₱	7,499,075,000	₱	8,232,960,000	₱	3,555,229,000	₱	19,287,264,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

874	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	5,393,286

Total Permanent Positions	5,393,286

Other Compensation Common to All
Personnel Economic Relief Allowance	362,352
Representation Allowance	38,592
Transportation Allowance	32,628
Clothing and Uniform Allowance	90,588
Mid-Year Bonus - Civilian	449,465
Year End Bonus	449,465
Cash Gift	75,490
Productivity Enhancement Incentive	75,490
Step Increment	13,470

Total Other Compensation Common to All	1,587,540

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	3,318
Allowance of Attorney’s de Officio	41,130

Total Other Compensation for Specific Groups	44,448

Other Benefits
PAG-IBIG Contributions	18,096
PhilHealth Contributions	119,490
Employees Compensation Insurance Premiums	18,096
Loyalty Award - Civilian	7,280
Terminal Leave	204,485

Total Other Benefits	367,447

Non-Permanent Positions	106,354

Total Personnel Services	7,499,075

Maintenance and Other Operating Expenses
Travelling Expenses	1,115,920
Training and Scholarship Expenses	577,259
Supplies and Materials Expenses	1,156,632
Utility Expenses	352,363
Communication Expenses	202,566
Awards/Rewards and Prizes	4,589
Survey, Research, Exploration and Development Expenses	66,467
Demolition/Relocation and Desilting/Dredging Expenses	100

DECEMBER 25, 2023	OFFICIAL GAZETTE	875

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	13,950
Extraordinary and Miscellaneous Expenses	7,267
Professional Services	1,998,180
General Services	881,561
Repairs and Maintenance	535,286
Financial Assistance/Subsidy	53,680
Taxes, Insurance Premiums and Other Fees	108,699
Labor and Wages	214,690
Other Maintenance and Operating Expenses
Advertising Expenses	20,543
Printing and Publication Expenses	54,812
Representation Expenses	228,783
Transportation and Delivery Expenses	6,231
Rent/Lease Expenses	148,556
Membership Dues and Contributions to Organizations	597
Subscription Expenses	184,640
Other Maintenance and Operating Expenses	299,589

Total Maintenance and Other Operating Expenses	8,232,960

Total Current Operating Expenditures	15,732,035

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	964,820
Infrastructure Outlay	987,505
Buildings and Other Structures	858,302
Machinery and Equipment Outlay	636,907
Transportation Equipment Outlay	55,695
Furniture, Fixtures and Books Outlay	27,000
Intangible Assets Outlay	25,000

Total Capital Outlays	3,555,229

TOTAL NEW APPROPRIATIONS	19,287,264

B. ENVIRONMENTAL MANAGEMENT BUREAU

For general administration and support, support to operations, and operations, as indicated hereunder	₱	2,607,826,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	288,643,000	₱	106,055,000	₱	106,864,000	₱	501,562,000
Support to Operations		76,684,000		246,747,000		14,000,000		337,431,000
Operations		715,504,000		909,565,000		143,764,000		1,768,833,000

876	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

ENVIRONMENTAL ASSESSMENT AND PROTECTION PROGRAM		244,524,000		135,226,000		143,764,000		523,514,000
ENVIRONMENTAL REGULATIONS AND POLLUTION CONTROL PROGRAM		470,980,000		774,339,000				1,245,319,000

TOTAL NEW APPROPRIATIONS	₱	1,080,831,000	₱	1,262,367,000	₱	264,628,000	₱	2,607,826,000

Special Provision(s)

1. Air Quality Management Fund. In addition to the amounts appropriated herein, Thirty Five Million Pesos (₱35,000,000) shall be used to finance air quality rehabilitation, research, enforcement, monitoring, and technical assistance activities sourced from the fines imposed and damages awarded to the Republic of the Philippines by the Pollution Adjudication Board, proceeds of licenses and permits issued, emission fees, donations, endowments and contributions, constituted into the Air Quality Management Fund in accordance with Section 14 of R.A. No. 8749.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. National Water Quality Management Fund. In addition to the amounts appropriated herein, Five Million Pesos (₱5,000,000) shall be used for: (i) finance containment and clean-up operations of the government in water pollution cases; (ii) guarantee restoration of ecosystems and rehabilitation of affected areas; (iii) support to research, enforcement and monitoring activities; (iv) technical assistance to the implementing agencies; (v) support to information and educational campaign; and (vi) such other disbursements made solely for the prevention, control or abatement of water pollution and management, and administration of the management areas, sourced from the collections of fines imposed and damages awarded to the government by the Pollution Adjudication Board, proceeds of permits issued by the Department, endowments and grants in the form of contributions to the National Government under R.A. No. 9275, in accordance with Section 9 of the same Act.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

3. Area Water Quality Management Fund. In addition to the amounts appropriated herein, Eleven Million Four Hundred Fifty Thousand Pesos (₱11,450,000) shall be used for: (i) grant of rewards and incentives for entities whose effluent discharges are better than the water quality criteria of the target classification of the receiving body of water; (ii) loans for acquisitions and repairs of facilities to reduce quantity and improve quality of wastewater discharges; and (iii) regular maintenance of the water bodies within the management area, sourced from the fines incurred by the establishments located in rural areas, fees collected under the wastewater charge system established under Section 13 of R.A. No. 9275, donations, endowments and grants for water quality management of the area, in accordance with Section 10 of the same Act.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

4. Reporting and Posting Requirements. The Environmental Management Bureau (EMB) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) EMB’s website.

The EMB shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

5. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	241,515,000	₱	106,055,000	₱	106,864,000	₱	454,434,000

National Capital Region (NCR)		61,950,000		52,819,000		9,000,000		123,769,000

Central Office		48,124,000		47,050,000		9,000,000		104,174,000
Regional Office - NCR		13,826,000		5,769,000				19,595,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	877

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region I - Ilocos	9,170,000	3,200,000		12,370,000

Regional Office - I	9,170,000	3,200,000		12,370,000
Cordillera Administrative Region (CAR)	16,612,000	2,851,000		19,463,000

Regional Office - CAR	16,612,000	2,851,000		19,463,000
Region II - Cagayan Valley	7,035,000	2,863,000		9,898,000

Regional Office - II	7,035,000	2,863,000		9,898,000
Region III - Central Luzon	21,196,000	3,640,000		24,836,000

Regional Office - III	21,196,000	3,640,000		24,836,000
Region IVA - CALABARZON	10,442,000	3,702,000		14,144,000

Regional Office - IVA	10,442,000	3,702,000		14,144,000
Region IVB - MIMAROPA	12,018,000	2,936,000		14,954,000

Regional Office - IVB	12,018,000	2,936,000		14,954,000
Region V - Bicol	13,166,000	5,571,000	24,205,000	42,942,000

Regional Office - V	13,166,000	5,571,000	24,205,000	42,942,000
Region VI - Western Visayas	10,326,000	3,059,000	800,000	14,185,000

Regional Office - VI	10,326,000	3,059,000	800,000	14,185,000
Region VII - Central Visayas	12,329,000	4,580,000		16,909,000

Regional Office - VII	12,329,000	4,580,000		16,909,000
Region VIII - Eastern Visayas	9,582,000	2,774,000	9,100,000	21,456,000

Regional Office - VIII	9,582,000	2,774,000	9,100,000	21,456,000
Region IX - Zamboanga Peninsula	8,373,000	4,104,000	60,009,000	72,486,000

Regional Office - IX	8,373,000	4,104,000	60,009,000	72,486,000
Region X - Northern Mindanao	12,290,000	2,949,000	3,750,000	18,989,000

Regional Office - X	12,290,000	2,949,000	3,750,000	18,989,000
Region XI - Davao	12,076,000	3,077,000		15,153,000

Regional Office - XI	12,076,000	3,077,000		15,153,000
Region XII - SOCCSKSARGEN	11,709,000	4,367,000		16,076,000

Regional Office - XII	11,709,000	4,367,000		16,076,000
Region XIII - Caraga	13,241,000	3,563,000		16,804,000

Regional Office - XIII	13,241,000	3,563,000		16,804,000

878	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Human Resource Development	23,119,000	23,119,000

National Capital Region (NCR)	2,028,000	2,028,000

Central Office	1,142,000	1,142,000
Regional Office - NCR	886,000	886,000
Region I - Ilocos	1,632,000	1,632,000

Regional Office - I	1,632,000	1,632,000
Cordillera Administrative Region (CAR)	1,231,000	1,231,000

Regional Office - CAR	1,231,000	1,231,000
Region II - Cagayan Valley	1,630,000	1,630,000

Regional Office - II	1,630,000	1,630,000
Region III - Central Luzon	1,061,000	1,061,000

Regional Office - III	1,061,000	1,061,000
Region IVA - CALABARZON	1,634,000	1,634,000

Regional Office - IVA	1,634,000	1,634,000
Region IVB - MIMAROPA	919,000	919,000

Regional Office - IVB	919,000	919,000
Region V - Bicol	1,642,000	1,642,000

Regional Office - V	1,642,000	1,642,000
Region VI - Western Visayas	1,983,000	1,983,000

Regional Office - VI	1,983,000	1,983,000
Region VII - Central Visayas	1,977,000	1,977,000

Regional Office - VII	1,977,000	1,977,000
Region VIII - Eastern Visayas	1,626,000	1,626,000

Regional Office - VIII	1,626,000	1,626,000
Region IX - Zamboanga Peninsula	1,632,000	1,632,000

Regional Office - IX	1,632,000	1,632,000
Region X - Northern Mindanao	1,040,000	1,040,000

Regional Office - X	1,040,000	1,040,000
Region XI - Davao	1,624,000	1,624,000

Regional Office - XI	1,624,000	1,624,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	879

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region XII - SOCCSKSARGEN	889,000			889,000

Regional Office - XII	889,000			889,000
Region XIII - Caraga	571,000			571,000

Regional Office - XIII	571,000			571,000
Administration of Personnel Benefits	24,009,000			24,009,000

National Capital Region (NCR)	5,360,000			5,360,000

Central Office	3,996,000			3,996,000
Regional Office - NCR	1,364,000			1,364,000
Region III - Central Luzon	1,835,000			1,835,000

Regional Office - III	1,835,000			1,835,000
Region IVA - CALABARZON	3,989,000			3,989,000

Regional Office - IVA	3,989,000			3,989,000
Region IVB - MIMAROPA	2,664,000			2,664,000

Regional Office - IVB	2,664,000			2,664,000
Region V - Bicol	1,986,000			1,986,000

Regional Office - V	1,986,000			1,986,000
Region VIII - Eastern Visayas	2,548,000			2,548,000

Regional Office - VIII	2,548,000			2,548,000
Region X - Northern Mindanao	3,260,000			3,260,000

Regional Office - X	3,260,000			3,260,000
Region XII - SOCCSKSARGEN	2,367,000			2,367,000

Regional Office - XII	2,367,000			2,367,000

Sub-total, General Administration and Support	288,643,000	106,055,000	106,864,000	501,562,000

Support to Operations
Planning, Policy Formulation, Management Information System, and Support to Climate Change	35,433,000	233,202,000	14,000,000	282,635,000

National Capital Region (NCR)	10,183,000	62,362,000	4,000,000	76,545,000

Central Office	10,183,000	53,468,000	3,500,000	67,151,000
Regional Office - NCR		8,894,000	500,000	9,394,000

880	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region I - Ilocos	2,276,000	11,196,000		13,472,000

Regional Office - I	2,276,000	11,196,000		13,472,000
Cordillera Administrative Region (CAR)	1,131,000	10,956,000	500,000	12,587,000

Regional Office - CAR	1,131,000	10,956,000	500,000	12,587,000
Region II - Cagayan Valley	1,284,000	8,957,000		10,241,000

Regional Office - II	1,284,000	8,957,000		10,241,000
Region III - Central Luzon	1,705,000	10,773,000		12,478,000

Regional Office - III	1,705,000	10,773,000		12,478,000
Region IVA - CALABARZON	1,725,000	12,593,000	1,500,000	15,818,000

Regional Office - IVA	1,725,000	12,593,000	1,500,000	15,818,000
Region IVB - MIMAROPA	1,713,000	10,964,000	500,000	13,177,000

Regional Office - IVB	1,713,000	10,964,000	500,000	13,177,000
Region V - Bicol	1,734,000	9,082,000	600,000	11,416,000

Regional Office - V	1,734,000	9,082,000	600,000	11,416,000
Region VI - Western Visayas	1,865,000	10,665,000	400,000	12,930,000

Regional Office - VI	1,865,000	10,665,000	400,000	12,930,000
Region VII - Central Visayas	571,000	10,014,000	500,000	11,085,000

Regional Office - VII	571,000	10,014,000	500,000	11,085,000
Region VIII - Eastern Visayas	2,020,000	20,868,000	4,500,000	27,388,000

Regional Office - VIII	2,020,000	20,868,000	4,500,000	27,388,000
Region IX - Zamboanga Peninsula	1,713,000	10,859,000	500,000	13,072,000

Regional Office - IX	1,713,000	10,859,000	500,000	13,072,000
Region X - Northern Mindanao	2,283,000	11,077,000	1,000,000	14,360,000

Regional Office - X	2,283,000	11,077,000	1,000,000	14,360,000
Region XI - Davao	1,844,000	10,131,000		11,975,000

Regional Office - XI	1,844,000	10,131,000		11,975,000
Region XII - SOCCSKSARGEN	1,660,000	11,401,000		13,061,000

Regional Office - XII	1,660,000	11,401,000		13,061,000
Region XIII - Caraga	1,726,000	11,304,000		13,030,000

Regional Office - XIII	1,726,000	11,304,000		13,030,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	881

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Legal Services and Provision of Secretariat Services to the Pollution Adjudication Board	41,251,000	13,545,000	54,796,000

National Capital Region (NCR)	9,529,000	8,913,000	18,442,000

Central Office	8,544,000	8,642,000	17,186,000
Regional Office - NCR	985,000	271,000	1,256,000
Region I - Ilocos	2,260,000	404,000	2,664,000

Regional Office - I	2,260,000	404,000	2,664,000
Cordillera Administrative Region (CAR)	957,000	300,000	1,257,000

Regional Office - CAR	957,000	300,000	1,257,000
Region II - Cagayan Valley	1,710,000	275,000	1,985,000

Regional Office - II	1,710,000	275,000	1,985,000
Region III - Central Luzon	2,241,000	275,000	2,516,000

Regional Office - III	2,241,000	275,000	2,516,000
Region IVA - CALABARZON	2,247,000	301,000	2,548,000

Regional Office - IVA	2,247,000	301,000	2,548,000
Region IVB - MIMAROPA	2,242,000	287,000	2,529,000

Regional Office - IVB	2,242,000	287,000	2,529,000
Region V - Bicol	2,259,000	411,000	2,670,000

Regional Office - V	2,259,000	411,000	2,670,000
Region VI - Western Visayas	2,259,000	281,000	2,540,000

Regional Office - VI	2,259,000	281,000	2,540,000
Region VII - Central Visayas	1,551,000	271,000	1,822,000

Regional Office - VII	1,551,000	271,000	1,822,000
Region VIII - Eastern Visayas	2,135,000	266,000	2,401,000

Regional Office - VIII	2,135,000	266,000	2,401,000
Region IX - Zamboanga Peninsula	1,284,000	285,000	1,569,000

Regional Office - IX	1,284,000	285,000	1,569,000
Region X - Northern Mindanao	3,406,000	344,000	3,750,000

Regional Office - X	3,406,000	344,000	3,750,000

882	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region XI - Davao	2,234,000	298,000		2,532,000

Regional Office - XI	2,234,000	298,000		2,532,000
Region XII - SOCCSKSARGEN	2,675,000	372,000		3,047,000

Regional Office - XII	2,675,000	372,000		3,047,000
Region XIII - Caraga	2,262,000	262,000		2,524,000

Regional Office - XIII	2,262,000	262,000		2,524,000

Sub-total, Support to Operations	76,684,000	246,747,000	14,000,000	337,431,000

Operations
ENVIRONMENTAL ASSESSMENT AND PROTECTION PROGRAM	244,524,000	135,226,000	143,764,000	523,514,000

Environmental Pollution Research	38,008,000	73,487,000	143,764,000	255,259,000

National Capital Region (NCR)	11,468,000	42,840,000	47,950,000	102,258,000

Central Office	9,589,000	40,875,000	47,950,000	98,414,000
Regional Office - NCR	1,879,000	1,965,000		3,844,000
Region I - Ilocos	1,879,000	2,059,000	3,550,000	7,488,000

Regional Office - I	1,879,000	2,059,000	3,550,000	7,488,000
Cordillera Administrative Region (CAR)	1,283,000	1,886,000	700,000	3,869,000

Regional Office - CAR	1,283,000	1,886,000	700,000	3,869,000
Region II - Cagayan Valley	1,284,000	1,860,000	3,225,000	6,369,000

Regional Office - II	1,284,000	1,860,000	3,225,000	6,369,000
Region III - Central Luzon	2,289,000	1,623,000	7,450,000	11,362,000

Regional Office - III	2,289,000	1,623,000	7,450,000	11,362,000
Region IVA - CALABARZON	1,290,000	1,366,000	1,300,000	3,956,000

Regional Office - IVA	1,290,000	1,366,000	1,300,000	3,956,000
Region IVB - MIMAROPA	717,000	1,769,000	3,150,000	5,636,000

Regional Office - IVB	717,000	1,769,000	3,150,000	5,636,000
Region V - Bicol	1,301,000	3,070,000	13,260,000	17,631,000

Regional Office - V	1,301,000	3,070,000	13,260,000	17,631,000
Region VI - Western Visayas	1,870,000	1,996,000	13,625,000	17,491,000

Regional Office - VI	1,870,000	1,996,000	13,625,000	17,491,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	883

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region VII - Central Visayas	2,014,000	2,055,000	11,200,000	15,269,000

Regional Office - VII	2,014,000	2,055,000	11,200,000	15,269,000
Region VIII - Eastern Visayas	1,290,000	2,361,000	18,304,000	21,955,000

Regional Office - VIII	1,290,000	2,361,000	18,304,000	21,955,000
Region IX - Zamboanga Peninsula	1,289,000	2,364,000	750,000	4,403,000

Regional Office - IX	1,289,000	2,364,000	750,000	4,403,000
Region X - Northern Mindanao	3,575,000	2,125,000	14,300,000	20,000,000

Regional Office - X	3,575,000	2,125,000	14,300,000	20,000,000
Region XI - Davao	1,844,000	2,083,000	3,000,000	6,927,000

Regional Office - XI	1,844,000	2,083,000	3,000,000	6,927,000
Region XII - SOCCSKSARGEN	3,325,000	2,009,000	750,000	6,084,000

Regional Office - XII	3,325,000	2,009,000	750,000	6,084,000
Region XIII - Caraga	1,290,000	2,021,000	1,250,000	4,561,000

Regional Office - XIII	1,290,000	2,021,000	1,250,000	4,561,000
Environmental Education and Partnership Building	30,769,000	22,954,000		53,723,000

National Capital Region (NCR)	12,873,000	10,557,000		23,430,000

Central Office	12,162,000	9,851,000		22,013,000
Regional Office - NCR	711,000	706,000		1,417,000
Region I - Ilocos	1,276,000	736,000		2,012,000

Regional Office - I	1,276,000	736,000		2,012,000
Cordillera Administrative Region (CAR)	1,424,000	708,000		2,132,000

Regional Office - CAR	1,424,000	708,000		2,132,000
Region II - Cagayan Valley	1,297,000	746,000		2,043,000

Regional Office - II	1,297,000	746,000		2,043,000
Region III - Central Luzon	2,302,000	678,000		2,980,000

Regional Office - III	2,302,000	678,000		2,980,000
Region IVA - CALABARZON	1,862,000	708,000		2,570,000

Regional Office - IVA	1,862,000	708,000		2,570,000
Region IVB - MIMAROPA	571,000	740,000		1,311,000

Regional Office - IVB	571,000	740,000		1,311,000

884	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region V - Bicol	1,295,000	707,000	2,002,000

Regional Office - V	1,295,000	707,000	2,002,000
Region VI - Western Visayas	1,153,000	797,000	1,950,000

Regional Office - VI	1,153,000	797,000	1,950,000
Region VII - Central Visayas	576,000	915,000	1,491,000

Regional Office - VII	576,000	915,000	1,491,000
Region VIII - Eastern Visayas	571,000	1,963,000	2,534,000

Regional Office - VIII	571,000	1,963,000	2,534,000
Region IX - Zamboanga Peninsula	1,276,000	715,000	1,991,000

Regional Office - IX	1,276,000	715,000	1,991,000
Region X - Northern Mindanao	576,000	757,000	1,333,000

Regional Office - X	576,000	757,000	1,333,000
Region XI - Davao	1,844,000	775,000	2,619,000

Regional Office - XI	1,844,000	775,000	2,619,000
Region XII - SOCCSKSARGEN	576,000	707,000	1,283,000

Regional Office - XII	576,000	707,000	1,283,000
Region XIII - Caraga	1,297,000	745,000	2,042,000

Regional Office - XIII	1,297,000	745,000	2,042,000
Environmental impact assessments	175,747,000	38,785,000	214,532,000

National Capital Region (NCR)	21,374,000	16,759,000	38,133,000

Central Office	11,450,000	14,000,000	25,450,000
Regional Office - NCR	9,924,000	2,759,000	12,683,000
Region I - Ilocos	10,950,000	1,070,000	12,020,000

Regional Office - I	10,950,000	1,070,000	12,020,000
Cordillera Administrative Region (CAR)	6,607,000	1,426,000	8,033,000

Regional Office - CAR	6,607,000	1,426,000	8,033,000
Region II - Cagayan Valley	12,054,000	1,115,000	13,169,000

Regional Office - II	12,054,000	1,115,000	13,169,000
Region III - Central Luzon	15,869,000	2,230,000	18,099,000

Regional Office - III	15,869,000	2,230,000	18,099,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	885

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region IVA - CALABARZON	15,322,000	2,532,000	17,854,000

Regional Office - IVA	15,322,000	2,532,000	17,854,000
Region IVB - MIMAROPA	9,983,000	1,493,000	11,476,000

Regional Office - IVB	9,983,000	1,493,000	11,476,000
Region V - Bicol	9,411,000	1,049,000	10,460,000

Regional Office - V	9,411,000	1,049,000	10,460,000
Region VI - Western Visayas	9,392,000	1,670,000	11,062,000

Regional Office - VI	9,392,000	1,670,000	11,062,000
Region VII - Central Visayas	8,041,000	1,810,000	9,851,000

Regional Office - VII	8,041,000	1,810,000	9,851,000
Region VIII - Eastern Visayas	7,299,000	1,014,000	8,313,000

Regional Office - VIII	7,299,000	1,014,000	8,313,000
Region IX - Zamboanga Peninsula	9,408,000	1,147,000	10,555,000

Regional Office - IX	9,408,000	1,147,000	10,555,000
Region X - Northern Mindanao	8,390,000	1,934,000	10,324,000

Regional Office - X	8,390,000	1,934,000	10,324,000
Region XI - Davao	14,977,000	1,466,000	16,443,000

Regional Office - XI	14,977,000	1,466,000	16,443,000
Region XII - SOCCSKSARGEN	10,169,000	1,020,000	11,189,000

Regional Office - XII	10,169,000	1,020,000	11,189,000
Region XIII - Caraga	6,501,000	1,050,000	7,551,000

Regional Office - XIII	6,501,000	1,050,000	7,551,000
ENVIRONMENTAL REGULATIONS AND POLLUTION CONTROL PROGRAM	470,980,000	774,339,000	1,245,319,000

Implementation of clean air regulations	206,536,000	145,585,000	352,121,000

National Capital Region (NCR)	23,564,000	58,719,000	82,283,000

Central Office	13,376,000	41,128,000	54,504,000
Regional Office - NCR	10,188,000	17,591,000	27,779,000
Region I - Ilocos	15,294,000	6,421,000	21,715,000

Regional Office - I	15,294,000	6,421,000	21,715,000

886	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Cordillera Administrative Region (CAR)	10,742,000	6,271,000	17,013,000

Regional Office - CAR	10,742,000	6,271,000	17,013,000
Region II - Cagayan Valley	7,854,000	4,033,000	11,887,000

Regional Office - II	7,854,000	4,033,000	11,887,000
Region III - Central Luzon	19,667,000	8,520,000	28,187,000

Regional Office - III	19,667,000	8,520,000	28,187,000
Region IVA - CALABARZON	15,315,000	10,551,000	25,866,000

Regional Office - IVA	15,315,000	10,551,000	25,866,000
Region IVB - MIMAROPA	11,609,000	5,541,000	17,150,000

Regional Office - IVB	11,609,000	5,541,000	17,150,000
Region V - Bicol	13,328,000	6,188,000	19,516,000

Regional Office - V	13,328,000	6,188,000	19,516,000
Region VI - Western Visayas	16,921,000	4,913,000	21,834,000

Regional Office - VI	16,921,000	4,913,000	21,834,000
Region VII - Central Visayas	9,905,000	4,315,000	14,220,000

Regional Office - VII	9,905,000	4,315,000	14,220,000
Region VIII - Eastern Visayas	13,155,000	3,508,000	16,663,000

Regional Office - VIII	13,155,000	3,508,000	16,663,000
Region IX - Zamboanga Peninsula	7,719,000	5,617,000	13,336,000

Regional Office - IX	7,719,000	5,617,000	13,336,000
Region X - Northern Mindanao	13,943,000	4,458,000	18,401,000

Regional Office - X	13,943,000	4,458,000	18,401,000
Region XI - Davao	10,497,000	6,919,000	17,416,000

Regional Office - XI	10,497,000	6,919,000	17,416,000
Region XII - SOCCSKSARGEN	5,574,000	4,500,000	10,074,000

Regional Office - XII	5,574,000	4,500,000	10,074,000
Region XIII - Caraga	11,449,000	5,111,000	16,560,000

Regional Office - XIII	11,449,000	5,111,000	16,560,000
Implementation of clean water regulations	128,318,000	318,677,000	446,995,000

National Capital Region (NCR)	18,898,000	85,945,000	104,843,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	887

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Central Office	2,950,000	42,719,000	45,669,000
Regional Office - NCR	15,948,000	43,226,000	59,174,000
Region I - Ilocos	7,507,000	10,407,000	17,914,000

Regional Office - I	7,507,000	10,407,000	17,914,000
Cordillera Administrative Region (CAR)	7,173,000	8,446,000	15,619,000

Regional Office - CAR	7,173,000	8,446,000	15,619,000
Region II - Cagayan Valley	5,650,000	9,146,000	14,796,000

Regional Office - II	5,650,000	9,146,000	14,796,000
Region III - Central Luzon	6,710,000	44,903,000	51,613,000

Regional Office - III	6,710,000	44,903,000	51,613,000
Region IVA - CALABARZON	9,376,000	61,914,000	71,290,000

Regional Office - IVA	9,376,000	61,914,000	71,290,000
Region IVB - MIMAROPA	5,493,000	10,779,000	16,272,000

Regional Office - IVB	5,493,000	10,779,000	16,272,000
Region V - Bicol	7,286,000	7,368,000	14,654,000

Regional Office - V	7,286,000	7,368,000	14,654,000
Region VI - Western Visayas	10,247,000	17,263,000	27,510,000

Regional Office - VI	10,247,000	17,263,000	27,510,000
Region VII - Central Visayas	9,761,000	9,415,000	19,176,000

Regional Office - VII	9,761,000	9,415,000	19,176,000
Region VIII - Eastern Visayas	7,646,000	9,501,000	17,147,000

Regional Office - VIII	7,646,000	9,501,000	17,147,000
Region IX - Zamboanga Peninsula	6,021,000	8,953,000	14,974,000

Regional Office - IX	6,021,000	8,953,000	14,974,000
Region X - Northern Mindanao	3,047,000	9,390,000	12,437,000

Regional Office - X	3,047,000	9,390,000	12,437,000
Region XI - Davao	7,712,000	9,138,000	16,850,000

Regional Office - XI	7,712,000	9,138,000	16,850,000
Region XII - SOCCSKSARGEN	6,663,000	8,995,000	15,658,000

Regional Office - XII	6,663,000	8,995,000	15,658,000

888	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region XIII - Caraga	9,128,000	7,114,000	16,242,000

Regional Office - XIII	9,128,000	7,114,000	16,242,000
Implementation of ecological solid waste management regulations	68,040,000	266,667,000	334,707,000

National Capital Region (NCR)	16,252,000	71,431,000	87,683,000

Central Office	10,613,000	60,113,000	70,726,000
Regional Office - NCR	5,639,000	11,318,000	16,957,000
Region I - Ilocos	3,058,000	12,855,000	15,913,000

Regional Office - I	3,058,000	12,855,000	15,913,000
Cordillera Administrative Region (CAR)	8,136,000	11,459,000	19,595,000

Regional Office - CAR	8,136,000	11,459,000	19,595,000
Region II - Cagayan Valley	2,668,000	13,144,000	15,812,000

Regional Office - II	2,668,000	13,144,000	15,812,000
Region III - Central Luzon	4,844,000	14,734,000	19,578,000

Regional Office - III	4,844,000	14,734,000	19,578,000
Region IVA - CALABARZON	5,554,000	15,083,000	20,637,000

Regional Office - IVA	5,554,000	15,083,000	20,637,000
Region IVB - MIMAROPA	2,916,000	11,902,000	14,818,000

Regional Office - IVB	2,916,000	11,902,000	14,818,000
Region V - Bicol	2,670,000	13,883,000	16,553,000

Regional Office - V	2,670,000	13,883,000	16,553,000
Region VI - Western Visayas	1,962,000	13,697,000	15,659,000

Regional Office - VI	1,962,000	13,697,000	15,659,000
Region VII - Central Visayas	4,266,000	11,309,000	15,575,000

Regional Office - VII	4,266,000	11,309,000	15,575,000
Region VIII - Eastern Visayas	1,002,000	19,209,000	20,211,000

Regional Office - VIII	1,002,000	19,209,000	20,211,000
Region IX - Zamboanga Peninsula	4,470,000	10,835,000	15,305,000

Regional Office - IX	4,470,000	10,835,000	15,305,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	889

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region X - Northern Mindanao	2,101,000	11,566,000	13,667,000

Regional Office - X	2,101,000	11,566,000	13,667,000
Region XI - Davao	2,633,000	12,448,000	15,081,000

Regional Office - XI	2,633,000	12,448,000	15,081,000
Region XII - SOCCSKSARGEN	3,115,000	10,383,000	13,498,000

Regional Office - XII	3,115,000	10,383,000	13,498,000
Region XIII - Caraga	2,393,000	12,729,000	15,122,000

Regional Office - XIII	2,393,000	12,729,000	15,122,000
Implementation of toxic substances and hazardous waste management regulations	68,086,000	43,410,000	111,496,000

National Capital Region (NCR)	9,481,000	19,388,000	28,869,000

Central Office	6,305,000	14,113,000	20,418,000
Regional Office - NCR	3,176,000	5,275,000	8,451,000
Region I - Ilocos	3,095,000	1,818,000	4,913,000

Regional Office - I	3,095,000	1,818,000	4,913,000
Cordillera Administrative Region (CAR)	3,119,000	1,000,000	4,119,000

Regional Office - CAR	3,119,000	1,000,000	4,119,000
Region II - Cagayan Valley	3,232,000	1,051,000	4,283,000

Regional Office - II	3,232,000	1,051,000	4,283,000
Region III - Central Luzon	4,648,000	2,679,000	7,327,000

Regional Office - III	4,648,000	2,679,000	7,327,000
Region IVA - CALABARZON	6,643,000	3,060,000	9,703,000

Regional Office - IVA	6,643,000	3,060,000	9,703,000
Region IVB - MIMAROPA	2,559,000	1,068,000	3,627,000

Regional Office - IVB	2,559,000	1,068,000	3,627,000
Region V - Bicol	2,533,000	1,664,000	4,197,000

Regional Office - V	2,533,000	1,664,000	4,197,000
Region VI - Western Visayas	2,072,000	1,544,000	3,616,000

Regional Office - VI	2,072,000	1,544,000	3,616,000

890	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region VII - Central Visayas		6,706,000		2,217,000				8,923,000

Regional Office - VII		6,706,000		2,217,000				8,923,000
Region VIII - Eastern Visayas		5,385,000		1,157,000				6,542,000

Regional Office - VIII		5,385,000		1,157,000				6,542,000
Region IX - Zamboanga Peninsula		2,706,000		1,046,000				3,752,000

Regional Office - IX		2,706,000		1,046,000				3,752,000
Region X - Northern Mindanao		3,281,000		1,375,000				4,656,000

Regional Office - X		3,281,000		1,375,000				4,656,000
Region XI - Davao		2,633,000		1,657,000				4,290,000

Regional Office - XI		2,633,000		1,657,000				4,290,000
Region XII - SOCCSKSARGEN		4,719,000		1,513,000				6,232,000

Regional Office - XII		4,719,000		1,513,000				6,232,000
Region XIII - Caraga		5,274,000		1,173,000				6,447,000

Regional Office - XIII		5,274,000		1,173,000				6,447,000

Sub-total, Operations		715,504,000		909,565,000		143,764,000		1,768,833,000

TOTAL NEW APPROPRIATIONS	₱	1,080,831,000	₱	1,262,367,000	₱	264,628,000	₱	2,607,826,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	765,294

Total Permanent Positions	765,294

Other Compensation Common to All
Personnel Economic Relief Allowance	35,040
Representation Allowance	4,494
Transportation Allowance	4,494
Clothing and Uniform Allowance	8,760
Mid-Year Bonus - Civilian	63,763
Year End Bonus	63,763
Cash Gift	7,300
Productivity Enhancement Incentive	7,300
Step Increment	1,905

DECEMBER 25, 2023	OFFICIAL GAZETTE	891

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Total Other Compensation Common to All	196,819

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	73,676

Total Other Compensation for Specific Groups	73,676

Other Benefits
PAG-IBIG Contributions	1,756
PhilHealth Contributions	17,066
Employees Compensation Insurance Premiums	1,756
Loyalty Award - Civilian	455
Terminal Leave	24,009

Total Other Benefits	45,042

Total Personnel Services	1,080,831

Maintenance and Other Operating Expenses
Travelling Expenses	150,739
Training and Scholarship Expenses	87,746
Supplies and Materials Expenses	254,216
Utility Expenses	46,176
Communication Expenses	53,710
Awards/Rewards and Prizes	1,951
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	2,085
Professional Services	236,937
General Services	106,542
Repairs and Maintenance	111,199
Taxes, Insurance Premiums and Other Fees	19,361
Other Maintenance and Operating Expenses
Advertising Expenses	1,122
Printing and Publication Expenses	3,560
Representation Expenses	29,883
Transportation and Delivery Expenses	1,621
Rent/Lease Expenses	8,591
Membership Dues and Contributions to Organizations	1,017
Subscription Expenses	79,451
Other Maintenance and Operating Expenses	66,460

Total Maintenance and Other Operating Expenses	1,262,367

Total Current Operating Expenditures	2,343,198

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	19,000
Buildings and Other Structures	97,864
Machinery and Equipment Outlay	147,764

Total Capital Outlays	264,628

TOTAL NEW APPROPRIATIONS	2,607,826

892	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

C. MINES AND GEOSCIENCES BUREAU

For general administration and support, support to operations, and operations, as indicated hereunder	₱	1,499,094,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	253,101,000	₱	84,078,000	₱	68,210,000	₱	405,389,000
Support to Operations		49,220,000		161,722,000		20,245,000		231,187,000
Operations		453,123,000		391,715,000		17,680,000		862,518,000

MINERAL RESOURCES ENFORCEMENT AND REGULATORY PROGRAM		293,951,000		97,263,000		10,220,000		401,434,000
MINERAL RESOURCES AND GEOSCIENCES DEVELOPMENT PROGRAM		33,010,000		56,758,000				89,768,000
GEOLOGICAL RISK REDUCTION AND RESILIENCY PROGRAM		126,162,000		237,694,000		7,460,000		371,316,000

TOTAL NEW APPROPRIATIONS	₱	755,444,000	₱	637,515,000	₱	106,135,000	₱	1,499,094,000

Special Provision(s)

1. Income from Royalties. In addition to the amounts appropriated herein, Eighty Six Million Eight Hundred Nineteen Thousand Pesos (₱86,819,000) and Sixty Million One Hundred Eighty One Thousand Pesos (₱60,181,000) shall be used for the MOOE and Capital Outlay requirements, respectively, of the Mines and Geosciences Bureau (MGB) sourced from ten percent (10%) of royalties derived from the development and utilization of mineral resources within reservations in accordance with Section 5 of R.A. No. 7942.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Reporting and Posting Requirements. The MGB shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) MGB’s website.

The MGB shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	245,032,000	₱	82,093,000	₱	68,060,000	₱	395,185,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	893

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

National Capital Region (NCR)	79,647,000	23,420,000	2,660,000	105,727,000

Central Office	79,647,000	23,420,000	2,660,000	105,727,000
Region I - Ilocos	11,477,000	3,018,000		14,495,000

Regional Office - I	11,477,000	3,018,000		14,495,000
Cordillera Administrative Region (CAR)	11,970,000	2,784,000	1,800,000	16,554,000

Regional Office - CAR	11,970,000	2,784,000	1,800,000	16,554,000
Region II - Cagayan Valley	11,846,000	3,130,000		14,976,000

Regional Office - II	11,846,000	3,130,000		14,976,000
Region III - Central Luzon	11,620,000	3,644,000		15,264,000

Regional Office - III	11,620,000	3,644,000		15,264,000
Region IVA - CALABARZON	8,598,000	2,717,000		11,315,000

Regional Office - IVA	8,598,000	2,717,000		11,315,000
Region IVB - MIMAROPA	8,883,000	3,211,000		12,094,000

Regional Office - IVB	8,883,000	3,211,000		12,094,000
Region V - Bicol	11,407,000	3,340,000		14,747,000

Regional Office - V	11,407,000	3,340,000		14,747,000
Region VI - Western Visayas	11,985,000	2,466,000	42,000,000	56,451,000

Regional Office - VI	11,985,000	2,466,000	42,000,000	56,451,000
Region VII - Central Visayas	8,487,000	2,588,000	18,000,000	29,075,000

Regional Office - VII	8,487,000	2,588,000	18,000,000	29,075,000
Region VIII - Eastern Visayas	11,305,000	15,705,000		27,010,000

Regional Office - VIII	11,305,000	15,705,000		27,010,000
Region IX - Zamboanga Peninsula	10,637,000	3,163,000		13,800,000

Regional Office - IX	10,637,000	3,163,000		13,800,000
Region X - Northern Mindanao	10,814,000	2,779,000		13,593,000

Regional Office - X	10,814,000	2,779,000		13,593,000
Region XI - Davao	11,618,000	3,391,000	1,800,000	16,809,000

Regional Office - XI	11,618,000	3,391,000	1,800,000	16,809,000
Region XII - SOCCSKSARGEN	12,497,000	3,601,000	1,800,000	17,898,000

Regional Office - XII	12,497,000	3,601,000	1,800,000	17,898,000

894	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region XIII - Caraga	12,241,000	3,136,000		15,377,000

Regional Office - XIII	12,241,000	3,136,000		15,377,000
Human Resource Development	999,000	1,985,000	150,000	3,134,000

National Capital Region (NCR)	999,000	1,985,000	150,000	3,134,000

Central Office	999,000	1,985,000	150,000	3,134,000
Administration of Personnel Benefits	7,070,000			7,070,000

National Capital Region (NCR)	3,636,000			3,636,000

Central Office	3,636,000			3,636,000
Region I - Ilocos	735,000			735,000

Regional Office - I	735,000			735,000
Region II - Cagayan Valley	386,000			386,000

Regional Office - II	386,000			386,000
Region III - Central Luzon	865,000			865,000

Regional Office - III	865,000			865,000
Region VI - Western Visayas	1,448,000			1,448,000

Regional Office - VI	1,448,000			1,448,000

Sub-total, General Administration and Support	253,101,000	84,078,000	68,210,000	405,389,000

Support to Operations
Planning and Policy Formulation	14,428,000	151,818,000	20,065,000	186,311,000

National Capital Region (NCR)	14,428,000	104,682,000	20,065,000	139,175,000

Central Office	14,428,000	104,682,000	20,065,000	139,175,000
Region I - Ilocos		3,709,000		3,709,000

Regional Office - I		3,709,000		3,709,000
Cordillera Administrative Region (CAR)		3,428,000		3,428,000

Regional Office - CAR		3,428,000		3,428,000
Region II - Cagayan Valley		3,074,000		3,074,000

Regional Office - II		3,074,000		3,074,000
Region III - Central Luzon		2,580,000		2,580,000

Regional Office - III		2,580,000		2,580,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	895

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region IVA - CALABARZON		4,370,000		4,370,000

Regional Office - IVA		4,370,000		4,370,000
Region IVB - MIMAROPA		3,243,000		3,243,000

Regional Office - IVB		3,243,000		3,243,000
Region V - Bicol		1,940,000		1,940,000

Regional Office - V		1,940,000		1,940,000
Region VI - Western Visayas		2,430,000		2,430,000

Regional Office - VI		2,430,000		2,430,000
Region VII - Central Visayas		3,209,000		3,209,000

Regional Office - VII		3,209,000		3,209,000
Region VIII - Eastern Visayas		1,699,000		1,699,000

Regional Office - VIII		1,699,000		1,699,000
Region IX - Zamboanga Peninsula		2,983,000		2,983,000

Regional Office - IX		2,983,000		2,983,000
Region X - Northern Mindanao		3,152,000		3,152,000

Regional Office - X		3,152,000		3,152,000
Region XI - Davao		5,347,000		5,347,000

Regional Office - XI		5,347,000		5,347,000
Region XII - SOCCSKSARGEN		2,895,000		2,895,000

Regional Office - XII		2,895,000		2,895,000
Region XIII - Caraga		3,077,000		3,077,000

Regional Office - XIII		3,077,000		3,077,000
Mineral Economics, Information and Communication Plan	12,411,000	4,846,000	180,000	17,437,000

National Capital Region (NCR)	12,411,000	4,846,000	180,000	17,437,000

Central Office	12,411,000	4,846,000	180,000	17,437,000
Research and Development	22,381,000	5,058,000		27,439,000

National Capital Region (NCR)	22,381,000	5,058,000		27,439,000

Central Office	22,381,000	5,058,000		27,439,000

Sub-total, Support to Operations	49,220,000	161,722,000	20,245,000	231,187,000

896	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Operations
MINERAL RESOURCES ENFORCEMENT AND REGULATORY PROGRAM	293,951,000	97,263,000	10,220,000	401,434,000

Mineral Regulation Services	293,951,000	97,263,000	10,220,000	401,434,000

National Capital Region (NCR)	42,594,000	13,253,000	3,020,000	58,867,000

Central Office	42,594,000	13,253,000	3,020,000	58,867,000
Region I - Ilocos	17,614,000	4,515,000		22,129,000

Regional Office - I	17,614,000	4,515,000		22,129,000
Cordillera Administrative Region (CAR)	16,084,000	6,024,000	1,800,000	23,908,000

Regional Office - CAR	16,084,000	6,024,000	1,800,000	23,908,000
Region II - Cagayan Valley	18,119,000	2,829,000		20,948,000

Regional Office - II	18,119,000	2,829,000		20,948,000
Region III - Central Luzon	16,357,000	7,395,000		23,752,000

Regional Office - III	16,357,000	7,395,000		23,752,000
Region IVA - CALABARZON	17,249,000	6,129,000		23,378,000

Regional Office - IVA	17,249,000	6,129,000		23,378,000
Region IVB - MIMAROPA	18,498,000	6,704,000		25,202,000

Regional Office - IVB	18,498,000	6,704,000		25,202,000
Region V - Bicol	19,972,000	5,375,000		25,347,000

Regional Office - V	19,972,000	5,375,000		25,347,000
Region VI - Western Visayas	15,607,000	4,100,000		19,707,000

Regional Office - VI	15,607,000	4,100,000		19,707,000
Region VII - Central Visayas	13,703,000	4,780,000		18,483,000

Regional Office - VII	13,703,000	4,780,000		18,483,000
Region VIII - Eastern Visayas	17,302,000	4,484,000		21,786,000

Regional Office - VIII	17,302,000	4,484,000		21,786,000
Region IX - Zamboanga Peninsula	15,022,000	4,042,000		19,064,000

Regional Office - IX	15,022,000	4,042,000		19,064,000
Region X - Northern Mindanao	15,793,000	6,041,000		21,834,000

Regional Office - X	15,793,000	6,041,000		21,834,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	897

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region XI - Davao	18,035,000	6,120,000	1,800,000	25,955,000

Regional Office - XI	18,035,000	6,120,000	1,800,000	25,955,000
Region XII - SOCCSKSARGEN	17,668,000	2,477,000	1,800,000	21,945,000

Regional Office - XII	17,668,000	2,477,000	1,800,000	21,945,000
Region XIII - Caraga	14,334,000	12,995,000	1,800,000	29,129,000

Regional Office - XIII	14,334,000	12,995,000	1,800,000	29,129,000
MINERAL RESOURCES AND GEOSCIENCES DEVELOPMENT PROGRAM	33,010,000	56,758,000		89,768,000

Mineral Resources Development	33,010,000	56,758,000		89,768,000

National Capital Region (NCR)	33,010,000	24,244,000		57,254,000

Central Office	33,010,000	24,244,000		57,254,000
Region I - Ilocos		1,178,000		1,178,000

Regional Office - I		1,178,000		1,178,000
Cordillera Administrative Region (CAR)		3,013,000		3,013,000

Regional Office - CAR		3,013,000		3,013,000
Region II - Cagayan Valley		1,701,000		1,701,000

Regional Office - II		1,701,000		1,701,000
Region III - Central Luzon		1,797,000		1,797,000

Regional Office - III		1,797,000		1,797,000
Region IVA - CALABARZON		2,724,000		2,724,000

Regional Office - IVA		2,724,000		2,724,000
Region IVB - MIMAROPA		2,136,000		2,136,000

Regional Office - IVB		2,136,000		2,136,000
Region V - Bicol		790,000		790,000

Regional Office - V		790,000		790,000
Region VI - Western Visayas		1,387,000		1,387,000

Regional Office - VI		1,387,000		1,387,000
Region VII - Central Visayas		2,865,000		2,865,000

Regional Office - VII		2,865,000		2,865,000

898	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region VIII - Eastern Visayas		2,198,000		2,198,000

Regional Office - VIII		2,198,000		2,198,000
Region IX - Zamboanga Peninsula		2,570,000		2,570,000

Regional Office - IX		2,570,000		2,570,000
Region X - Northern Mindanao		1,448,000		1,448,000

Regional Office - X		1,448,000		1,448,000
Region XI - Davao		2,711,000		2,711,000

Regional Office - XI		2,711,000		2,711,000
Region XII - SOCCSKSARGEN		2,544,000		2,544,000

Regional Office - XII		2,544,000		2,544,000
Region XIII - Caraga		3,452,000		3,452,000

Regional Office - XIII		3,452,000		3,452,000
GEOLOGICAL RISK REDUCTION AND RESILIENCY PROGRAM	126,162,000	237,694,000	7,460,000	371,316,000

Geological Assessment for Risk Reduction and Resiliency	126,162,000	237,694,000	7,460,000	371,316,000

National Capital Region (NCR)	12,705,000	70,195,000	7,460,000	90,360,000

Central Office	12,705,000	70,195,000	7,460,000	90,360,000
Region I - Ilocos	7,171,000	9,966,000		17,137,000

Regional Office - I	7,171,000	9,966,000		17,137,000
Cordillera Administrative Region (CAR)	6,610,000	8,776,000		15,386,000

Regional Office - CAR	6,610,000	8,776,000		15,386,000
Region II - Cagayan Valley	5,317,000	9,445,000		14,762,000

Regional Office - II	5,317,000	9,445,000		14,762,000
Region III - Central Luzon	8,366,000	9,994,000		18,360,000

Regional Office - III	8,366,000	9,994,000		18,360,000
Region IVA - CALABARZON	7,466,000	12,180,000		19,646,000

Regional Office - IVA	7,466,000	12,180,000		19,646,000
Region IVB - MIMAROPA	7,841,000	10,693,000		18,534,000

Regional Office - IVB	7,841,000	10,693,000		18,534,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	899

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region V - Bicol		9,404,000		10,002,000				19,406,000

Regional Office - V		9,404,000		10,002,000				19,406,000
Region VI - Western Visayas		7,635,000		10,926,000				18,561,000

Regional Office - VI		7,635,000		10,926,000				18,561,000
Region VII - Central Visayas		9,581,000		11,440,000				21,021,000

Regional Office - VII		9,581,000		11,440,000				21,021,000
Region VIII - Eastern Visayas		5,076,000		23,308,000				28,384,000

Regional Office - VIII		5,076,000		23,308,000				28,384,000
Region IX - Zamboanga Peninsula		8,454,000		9,721,000				18,175,000

Regional Office - IX		8,454,000		9,721,000				18,175,000
Region X - Northern Mindanao		8,381,000		9,976,000				18,357,000

Regional Office - X		8,381,000		9,976,000				18,357,000
Region XI - Davao		7,589,000		9,765,000				17,354,000

Regional Office - XI		7,589,000		9,765,000				17,354,000
Region XII - SOCCSKSARGEN		5,596,000		10,160,000				15,756,000

Regional Office - XII		5,596,000		10,160,000				15,756,000
Region XIII - Caraga		8,970,000		11,147,000				20,117,000

Regional Office - XIII		8,970,000		11,147,000				20,117,000

Sub-total, Operations		453,123,000		391,715,000		17,680,000		862,518,000

TOTAL NEW APPROPRIATIONS	₱	755,444,000	₱	637,515,000	₱	106,135,000	₱	1,499,094,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	537,011

Total Permanent Positions	537,011

Other Compensation Common to All
Personnel Economic Relief Allowance	23,016

900	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Representation Allowance	4,854
Transportation Allowance	4,854
Clothing and Uniform Allowance	5,754
Mid-Year Bonus - Civilian	44,752
Year End Bonus	44,752
Cash Gift	4,795
Productivity Enhancement Incentive	4,795
Step Increment	1,341

Total Other Compensation Common to All	138,913

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	57,294

Total Other Compensation for Specific Groups	57,294

Other Benefits
PAG-IBIG Contributions	1,150
PhilHealth Contributions	11,946
Employees Compensation Insurance Premiums	1,150
Loyalty Award - Civilian	910
Terminal Leave	7,070

Total Other Benefits	22,226

Total Personnel Services	755,444

Maintenance and Other Operating Expenses
Travelling Expenses	95,926
Training and Scholarship Expenses	23,343
Supplies and Materials Expenses	102,320
Utility Expenses	32,126
Communication Expenses	24,632
Awards/Rewards and Prizes	155
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,882
Professional Services	105,416
General Services	99,757
Repairs and Maintenance	32,812
Taxes, Insurance Premiums and Other Fees	13,171
Labor and Wages	7,298
Other Maintenance and Operating Expenses
Advertising Expenses	671
Printing and Publication Expenses	1,465
Representation Expenses	11,377
Transportation and Delivery Expenses	1,643
Rent/Lease Expenses	24,594
Membership Dues and Contributions to Organizations	250
Subscription Expenses	43,279
Other Maintenance and Operating Expenses	15,398

Total Maintenance and Other Operating Expenses	637,515

Total Current Operating Expenditures	1,392,959

DECEMBER 25, 2023	OFFICIAL GAZETTE	901

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	60,000
Machinery and Equipment Outlay	31,735
Transportation Equipment Outlay	14,400

Total Capital Outlays	106,135

TOTAL NEW APPROPRIATIONS	1,499,094

D. NATIONAL MAPPING AND RESOURCE INFORMATION AUTHORITY

For general administration and support, and operations, as indicated hereunder	₱	1,594,018,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	62,810,000	₱	110,484,000	₱		₱	173,294,000
Operations		415,143,000		968,826,000		36,755,000		1,420,724,000

MAPPING AND RESOURCE INFORMATION PROGRAM		415,143,000		968,826,000		36,755,000		1,420,724,000

TOTAL NEW APPROPRIATIONS	₱	477,953,000	₱	1,079,310,000	₱	36,755,000	₱	1,594,018,000

Special Provision(s)

1. Provision of Topographic Maps. The amount of Three Hundred Sixteen Million Five Hundred Thirty Six Thousand Nine Hundred Twenty Pesos (₱316,536,920) appropriated herein shall be used for the production of topographic maps. The topographic maps and permutations thereof generated by the National Mapping and Resource Information Authority (NAMRIA) shall be made readily available at no cost to national government agencies, for use in the performance of the latter’s respective mandates.

2. Rice Subsidy. The amount of One Million Eight Hundred Ninety Six Thousand Pesos (₱1,896,000) appropriated herein shall be used for the provision of rice subsidy, equivalent to twenty (20) kilos of rice a month, in the form of financial assistance to the uniformed personnel of NAMRIA.

3. Reporting and Posting Requirements. The NAMRIA shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) NAMRIA’s website.

The NAMRIA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

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New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	52,873,000	₱	109,269,000	₱		₱	162,142,000
Human Resource Development				1,215,000				1,215,000
Administration of Personnel Benefits		9,937,000						9,937,000

Sub-total, General Administration and Support		62,810,000		110,484,000				173,294,000

Operations
MAPPING AND RESOURCE INFORMATION PROGRAM		415,143,000		968,826,000		36,755,000		1,420,724,000

Hydrographic and Oceanographic Surveys and Nautical Charting		233,687,000		312,500,000		16,755,000		562,942,000
Topographic Base Mapping and Geodetic Surveys		66,978,000		520,259,000				587,237,000
Resource Assessment and Mapping		61,815,000		55,718,000		20,000,000		137,533,000
Geospatial Information Management		52,663,000		80,349,000				133,012,000

Sub-total, Operations		415,143,000		968,826,000		36,755,000		1,420,724,000

TOTAL NEW APPROPRIATIONS	₱	477,953,000	₱	1,079,310,000	₱	36,755,000	₱	1,594,018,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	196,668

Total Permanent Positions	196,668

Other Compensation Common to All
Personnel Economic Relief Allowance	9,504
Representation Allowance	1,668
Transportation Allowance	1,668
Clothing and Uniform Allowance	2,376
Mid-Year Bonus - Civilian	16,390

DECEMBER 25, 2023	OFFICIAL GAZETTE	903

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Year End Bonus	16,390
Cash Gift	1,980
Productivity Enhancement Incentive	1,980
Step Increment	492

Total Other Compensation Common to All	52,448

Other Benefits
PAG-IBIG Contributions	475
PhilHealth Contributions	4,313
Employees Compensation Insurance Premiums	475
Loyalty Award - Civilian	1,020
Terminal Leave	9,937

Total Other Benefits	16,220

Military/Uniformed Personnel
Basic Pay
Base Pay	107,133

Total Basic Pay	107,133

Other Compensation Common to All
Personnel Economic Relief Allowance	5,592
Clothing/ Uniform Allowance	1,398
Subsistence Allowance	12,756
Laundry Allowance	84
Quarters Allowance	1,359
Longevity Pay	25,540
Mid-Year Bonus - Military/Uniformed Personnel	8,928
Year-end Bonus	8,928
Cash Gift	1,165
Productivity Enhancement Incentive	1,165

Total Other Compensation Common to All	66,915

Other Compensation for Specific Groups
Sea Duty Pay	14,213
Hazard Duty Pay	1,510
Lump-sum for Filling of Positions - Military/Uniformed Personnel (MUP)	17,327

Total Other Compensation for Specific Groups	33,050

Other Benefits
Special Group Term Insurance	17
PAG-IBIG Contributions	280
PhilHealth Contributions	1,181
Employees Compensation Insurance Premiums	280
Terminal Leave	3,761

Total Other Benefits	5,519

Total Personnel Services	477,953

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GENERAL APPROPRIATIONS ACT, FY 2024

Maintenance and Other Operating Expenses
Travelling Expenses	52,149
Training and Scholarship Expenses	13,955
Supplies and Materials Expenses	183,217
Utility Expenses	17,570
Communication Expenses	7,801
Awards/Rewards and Prizes	500
Survey, Research, Exploration and Development Expenses	464,937
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,058
Professional Services	60,682
General Services	23,615
Repairs and Maintenance	135,540
Financial Assistance/Subsidy	1,896
Taxes, Insurance Premiums and Other Fees	36,211
Other Maintenance and Operating Expenses
Advertising Expenses	352
Printing and Publication Expenses	1,000
Representation Expenses	1,417
Transportation and Delivery Expenses	38
Rent/Lease Expenses	2,020
Subscription Expenses	75,352

Total Maintenance and Other Operating Expenses	1,079,310

Total Current Operating Expenditures	1,557,263

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	36,755

Total Capital Outlays	36,755

TOTAL NEW APPROPRIATIONS	1,594,018

E. NATIONAL WATER RESOURCES BOARD

For general administration and support, and operations, as indicated hereunder	₱	210,923,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	18,510,000	₱	25,323,000	₱	8,010,000	₱	51,843,000
Operations		58,614,000		81,066,000		19,400,000		159,080,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	905

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

WATER RESOURCES MANAGEMENT PROGRAM		14,606,000		3,803,000				18,409,000
WATER RESOURCES ENFORCEMENT AND REGULATORY PROGRAM		40,200,000		61,233,000		3,400,000		104,833,000
WATER RESOURCES VULNERABILITY AND SUSTAINABILITY ASSESSMENT PROGRAM		3,808,000		16,030,000		16,000,000		35,838,000

TOTAL NEW APPROPRIATIONS	₱	77,124,000	₱	106,389,000	₱	27,410,000	₱	210,923,000

Special Provision(s)

1. Reporting and Posting Requirements. The National Water Resources Board (NWRB) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) NWRB’s website.

The NWRB shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	17,992,000	₱	25,323,000	₱	8,010,000	₱	51,325,000
Administration of Personnel Benefits		518,000						518,000

Sub-total, General Administration and Support		18,510,000		25,323,000		8,010,000		51,843,000

Operations
WATER RESOURCES MANAGEMENT PROGRAM		14,606,000		3,803,000				18,409,000

Water Resources Policies and Plans Formulation, Program Coordination, and Information and Communication		14,606,000		3,803,000				18,409,000
WATER RESOURCES ENFORCEMENT AND REGULATORY PROGRAM		40,200,000		61,233,000		3,400,000		104,833,000

Processing, Adjudicating and Granting of Water Rights and Waterworks Franchises		23,545,000		51,791,000				75,336,000
Monitoring of Water Appropriation/Utilization and Enforcement of Laws and Orders		16,655,000		9,442,000		3,400,000		29,497,000

906	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

WATER RESOURCES VULNERABILITY AND SUSTAINABILITY ASSESSMENT PROGRAM		3,808,000		16,030,000		16,000,000		35,838,000

Water Resources Supply and Demand Assessment		3,808,000		16,030,000		16,000,000		35,838,000

Sub-total, Operations		58,614,000		81,066,000		19,400,000		159,080,000

TOTAL NEW APPROPRIATIONS	₱	77,124,000	₱	106,389,000	₱	27,410,000	₱	210,923,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	58,796

Total Permanent Positions	58,796

Other Compensation Common to All
Personnel Economic Relief Allowance	2,736
Representation Allowance	408
Transportation Allowance	408
Clothing and Uniform Allowance	684
Honoraria	195
Mid-Year Bonus - Civilian	4,899
Year End Bonus	4,899
Cash Gift	570
Productivity Enhancement Incentive	570
Step Increment	147

Total Other Compensation Common to All	15,516

Other Compensation for Specific Groups
Anniversary Bonus - Civilian	339

Total Other Compensation for Specific Groups	339

Other Benefits
PAG-IBIG Contributions	137
PhilHealth Contributions	1,294
Employees Compensation Insurance Premiums	137
Loyalty Award - Civilian	70
Terminal Leave	518

Total Other Benefits	2,156

Non-Permanent Positions	317

Total Personnel Services	77,124

DECEMBER 25, 2023	OFFICIAL GAZETTE	907

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Maintenance and Other Operating Expenses
Travelling Expenses	12,222
Training and Scholarship Expenses	6,006
Supplies and Materials Expenses	8,553
Utility Expenses	3,056
Communication Expenses	4,100
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	53,761
General Services	5,251
Repairs and Maintenance	2,388
Taxes, Insurance Premiums and Other Fees	423
Other Maintenance and Operating Expenses
Advertising Expenses	500
Printing and Publication Expenses	1,437
Representation Expenses	1,104
Transportation and Delivery Expenses	803
Rent/Lease Expenses	1,900
Subscription Expenses	4,775

Total Maintenance and Other Operating Expenses	106,389

Total Current Operating Expenditures	183,513

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	16,000
Machinery and Equipment Outlay	11,410

Total Capital Outlays	27,410

TOTAL NEW APPROPRIATIONS	210,923

F. PALAWAN COUNCIL FOR SUSTAINABLE DEVELOPMENT STAFF

For general administration and support, and operations, as indicated hereunder	₱	94,602,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	15,770,000	₱	23,367,000	₱	750,000	₱	39,887,000
Operations		35,285,000		19,430,000				54,715,000

PALAWAN ENVIRONMENTALLY CRITICAL AREAS NETWORK (ECAN) MANAGEMENT PROGRAM		35,285,000		19,430,000				54,715,000

TOTAL NEW APPROPRIATIONS	₱	51,055,000	₱	42,797,000	₱	750,000	₱	94,602,000

908	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Special Provision(s)

1. Wildlife Management Fund. In addition to the amounts appropriated herein, Sixteen Million Seven Hundred Sixty Nine Thousand Pesos (₱16,769,000) shall be used for the conservation and protection of wildlife resources, sourced from the fines, damages, fees, charges, donations, endowments, grants, or contributions collected or granted within the jurisdiction of the Palawan Council for Sustainable Development, constituted into the Wildlife Management Fund in accordance with Sections 4 and 29 of R.A. No. 9147.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Reporting and Posting Requirements. The Palawan Council for Sustainable Development Staff (PCSDS) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) PCSDS’ website.

The PCSDS shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	15,620,000	₱	23,367,000	₱	750,000	₱	39,737,000
Administration of Personnel Benefits		150,000						150,000

Sub-total, General Administration and Support		15,770,000		23,367,000		750,000		39,887,000

Operations
PALAWAN ENVIRONMENTALLY CRITICAL AREAS NETWORK (ECAN) MANAGEMENT PROGRAM		35,285,000		19,430,000				54,715,000

Advocacy, Communications and Education		3,957,000		1,949,000				5,906,000
ECAN Monitoring and Evaluation System		5,024,000		1,877,000				6,901,000
ECAN Zoning		3,895,000		3,900,000				7,795,000
Knowledge and Research Management		1,844,000		1,320,000				3,164,000
Resource Mobilization and Partnership Development		1,806,000		161,000				1,967,000
Operation of Strategic Environmental
Plan Clearance System		12,914,000		4,662,000				17,576,000
Wildlife and Cave Management		5,845,000		5,561,000				11,406,000

Sub-total, Operations		35,285,000		19,430,000				54,715,000

TOTAL NEW APPROPRIATIONS	₱	51,055,000	₱	42,797,000	₱	750,000	₱	94,602,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	909

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	39,058

Total Permanent Positions	39,058

Other Compensation Common to All
Personnel Economic Relief Allowance	1,680
Representation Allowance	672
Transportation Allowance	672
Clothing and Uniform Allowance	420
Mid-Year Bonus - Civilian	3,254
Year End Bonus	3,254
Cash Gift	350
Productivity Enhancement Incentive	350
Step Increment	98

Total Other Compensation Common to All	10,750

Other Benefits
PAG-IBIG Contributions	84
PhilHealth Contributions	844
Employees Compensation Insurance Premiums	84
Loyalty Award - Civilian	85
Terminal Leave	150

Total Other Benefits	1,247

Total Personnel Services	51,055

Maintenance and Other Operating Expenses
Travelling Expenses	3,506
Training and Scholarship Expenses	492
Supplies and Materials Expenses	5,595
Utility Expenses	1,261
Communication Expenses	1,101
Awards/Rewards and Prizes	50
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	20,855
General Services	1,071
Repairs and Maintenance	3,217
Taxes, Insurance Premiums and Other Fees	326
Other Maintenance and Operating Expenses
Advertising Expenses	100
Printing and Publication Expenses	249
Representation Expenses	2,404

910	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Transportation and Delivery Expenses	20
Rent/Lease Expenses	430
Subscription Expenses	759
Other Maintenance and Operating Expenses	1,225

Total Maintenance and Other Operating Expenses	42,797

Total Current Operating Expenditures	93,852

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	750

Total Capital Outlays	750

TOTAL NEW APPROPRIATIONS	94,602

DECEMBER 25, 2023	OFFICIAL GAZETTE	911

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

GENERAL SUMMARY

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	7,499,075,000	₱	8,232,960,000	₱	3,555,229,000	₱	19,287,264,000
B. ENVIRONMENTAL MANAGEMENT BUREAU		1,080,831,000		1,262,367,000		264,628,000		2,607,826,000
C. MINES AND GEOSCIENCES BUREAU		755,444,000		637,515,000		106,135,000		1,499,094,000
D. NATIONAL MAPPING AND RESOURCE INFORMATION AUTHORITY		477,953,000		1,079,310,000		36,755,000		1,594,018,000
E. NATIONAL WATER RESOURCES BOARD		77,124,000		106,389,000		27,410,000		210,923,000
F. PALAWAN COUNCIL FOR SUSTAINABLE DEVELOPMENT STAFF		51,055,000		42,797,000		750,000		94,602,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES	₱	9,941,482,000	₱	11,361,338,000	₱	3,990,907,000	₱	25,293,727,000

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GENERAL APPROPRIATIONS ACT, FY 2024

XI. DEPARTMENT OF FINANCE

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations and operations, as indicated hereunder	₱	970,495,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	161,011,000	₱	248,472,000	₱	8,293,000	₱	417,776,000
Support to Operations		69,382,000		117,069,000		36,950,000		223,401,000
Operations		208,664,000		120,654,000				329,318,000

FINANCIAL SUSTAINABILITY AND REVENUE STRENGTHENING PROGRAM		144,033,000		91,991,000				236,024,000
ASSET AND LIABILITY MANAGEMENT PROGRAM		64,631,000		28,663,000				93,294,000

TOTAL NEW APPROPRIATIONS	₱	439,057,000	₱	486,195,000	₱	45,243,000	₱	970,495,000

Special Provision(s)

1. Fees and other Receipts of the Securities and Exchange Commission. The amount collected by the Securities and Exchange Commission (SEC) from fees, fines, and other charges pursuant to R.A. No. 11232 and its rules and regulations, shall be deposited and maintained in a separate account to be used for its modernization and to augment its operational expenses such as, but not limited to, Capital Outlays, increase in compensation and benefits comparable with prevailing rates in the private sector, reasonable employee allowance, employee health care service and other insurance, employee career advancement and professionalization, legal assistance, seminars, and other professional fees in accordance with Section 175 of the said law.

In addition, the SEC is authorized to retain and utilize the amount of One Hundred Million Pesos (₱100,000,000) from its income from the registration of securities and other collection pursuant to R.A. No. 8799.

The use of income shall be in accordance with DBM-SEC J.C. No. 1 dated September 8, 2020, and such other guidelines issued thereon.

Disbursements or expenditures by the SEC in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

The SEC shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current fiscal year covering its retained income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statements for the immediately preceding year.

2. Reporting and Posting Requirements. The DOF shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) DOF’s website.

The DOF shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

DECEMBER 25, 2023	OFFICIAL GAZETTE	913
DEPARTMENT OF FINANCE

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	160,046,000	₱	248,472,000	₱	8,293,000	₱	416,811,000
Administration of Personnel Benefits		965,000						965,000

Sub-total, General Administration and Support		161,011,000		248,472,000		8,293,000		417,776,000

Support to Operations
Legal Services		10,030,000		6,874,000		400,000		17,304,000
Management of Information Systems		37,730,000		104,026,000		36,350,000		178,106,000
Revenue Integrity Protection Service (RIPS) activities		21,622,000		6,169,000		200,000		27,991,000

Sub-total, Support to Operations		69,382,000		117,069,000		36,950,000		223,401,000

Operations
FINANCIAL SUSTAINABILITY AND REVENUE STRENGTHENING PROGRAM		144,033,000		91,991,000				236,024,000

Financial and fiscal planning and programming, consolidation, analysis, generation of reports, project formulation on revenue statistics and policy research		17,603,000		17,133,000				34,736,000
Philippine Extractive Industries Transparency Initiative (PH-EITI)				17,701,000				17,701,000
Tax policy research and formulation (Direct Tax)		33,137,000		10,222,000				43,359,000
Tax policy research and formulation (Indirect Tax)		5,737,000		2,248,000				7,985,000
Preparation of inputs of financial and economic policies in various international fora		24,879,000		30,125,000				55,004,000
Oversight of tax law implementation and processing of tax exemption requests		30,814,000		14,562,000				45,376,000
Operation of One-Stop Shop Inter-Agency Tax Credit and Duty Draw-Back Center		31,863,000						31,863,000
ASSET AND LIABILITY MANAGEMENT PROGRAM		64,631,000		28,663,000				93,294,000

Privatization Group and Council Secretariat support		29,261,000		11,382,000				40,643,000
Negotiation of international financing transactions		17,926,000		11,099,000				29,025,000

914	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Monitoring and evaluation of financial performance of the government corporate sector		17,444,000		6,182,000				23,626,000

Sub-total, Operations		208,664,000		120,654,000				329,318,000

TOTAL NEW APPROPRIATIONS	₱	439,057,000	₱	486,195,000	₱	45,243,000	₱	970,495,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	306,779

Total Permanent Positions	306,779

Other Compensation Common to All
Personnel Economic Relief Allowance	10,728
Representation Allowance	7,278
Transportation Allowance	7,278
Clothing and Uniform Allowance	2,682
Mid-Year Bonus - Civilian	25,564
Year End Bonus	25,564
Cash Gift	2,235
Productivity Enhancement Incentive	2,235
Step Increment	766

Total Other Compensation Common to All	84,330

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	426
Overseas Allowance	5,224

Total Other Compensation for Specific Groups	5,650

Other Benefits
PAG-IBIG Contributions	536
PhilHealth Contributions	6,151
Employees Compensation Insurance Premiums	536
Loyalty Award - Civilian	240
Terminal Leave	965

Total Other Benefits	8,428

Non-Permanent Positions	33,870

Total Personnel Services	439,057

DECEMBER 25, 2023	OFFICIAL GAZETTE	915
DEPARTMENT OF FINANCE

Maintenance and Other Operating Expenses
Travelling Expenses	44,620
Training and Scholarship Expenses	24,761
Supplies and Materials Expenses	25,566
Utility Expenses	35,000
Communication Expenses	21,452
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	3,862
Professional Services	126,936
General Services	56,950
Repairs and Maintenance	34,955
Taxes, Insurance Premiums and Other Fees	8,750
Other Maintenance and Operating Expenses
Printing and Publication Expenses	1,380
Representation Expenses	2,299
Rent/Lease Expenses	15,332
Subscription Expenses	54,344
Other Maintenance and Operating Expenses	29,988

Total Maintenance and Other Operating Expenses	486,195

Total Current Operating Expenditures	925,252

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	8,093
Machinery and Equipment Outlay	36,750
Furniture, Fixtures and Books Outlay	400

Total Capital Outlays	45,243

TOTAL NEW APPROPRIATIONS	970,495

B. BUREAU OF CUSTOMS

For general administration and support, and operations, as indicated hereunder	₱	3,190,273,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	352,679,000	₱	324,224,000	₱	106,206,000	₱	783,109,000
Operations		1,460,389,000		944,745,000		2,030,000		2,407,164,000

CUSTOMS REVENUE ENHANCEMENT PROGRAM		1,042,856,000		618,876,000		1,824,000		1,663,556,000

916	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

CUSTOMS BORDER PROTECTION AND CARGO CONTROL AND CLEARANCE PROGRAM		417,533,000		325,869,000		206,000		743,608,000

TOTAL NEW APPROPRIATIONS	₱	1,813,068,000	₱	1,268,969,000	₱	108,236,000	₱	3,190,273,000

Special Provision(s)

1. Super Green Lane Fund. In addition to the amounts appropriated herein, Fifty Million Pesos (₱50,000,000) shall be used for the maintenance and improvement of the operations of the Super Green Lane Facility, including the Automated Customs Operation System and related computer systems sourced from service fees collected from importers utilizing the Facility.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

2. Non-Intrusive Container Inspection System Project Fund. In addition to the amounts appropriated herein, One Billion Three Hundred Sixty Five Million Four Hundred Twenty Eight Thousand Pesos (₱1,365,428,000) shall be used for the maintenance, improvement, and upgrading of the Non-Intrusive Container Inspection System sourced from the mandatory container security fee imposed on every 40 and 20-footer container or twenty equivalent units under the System.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

3. Tax Refund. The amount of Twenty Billion Fifty Eight Million Nine Hundred Fifty Thousand Pesos (₱20,058,950,000) shall be used for the following:

(a) Refund of excess or erroneous collection of value-added tax (VAT) and other internal revenue taxes in accordance with Section 229 of R.A. No. 8424, as amended, including legal interest thereon treated as related expense;

(b) Refund of excess collections of duties pursuant to Title IX of R.A. No. 10863;

(c) Cash conversion of valid and unexpired Tax Credit Certificates (TCCs) in accordance with Section 204 of R.A. No. 8424, as amended; and

(d) Refund of input taxes attributable to zero-rated or effectively zero-rated transactions under Section 112 of R.A. No. 8424, as amended.

The amount intended for the payment of VAT refunds shall be limited to five percent (5%) of the total VAT collections of the BOC from the immediately preceding year, while those for payment of the other tax refunds shall be sourced from the current year’s tax revenue collections of the BOC. All tax refund payments shall be subject to the following: (i) adjustment of the report on BOC’s tax revenue collections equivalent to the tax refunds for current and prior years; and (ii) COA audit.

The amount herein shall be treated as trust receipts, subject to reversion of any unutilized amount at the end of the year to the unappropriated surplus of the General Fund in accordance with Section 31 of R.A. No. 10963 and Section 45, Chapter 5, Book VI of E.O. No. 292.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

4. Informer’s Reward. Twenty percent (20%) of the actual proceeds from the sale of smuggled and confiscated goods or collected penalties established by law may be given as informer’s reward to persons instrumental in the actual collections of additional revenues in accordance with Section 1512 of R.A. No. 10863.

Said amount, sourced from the proceeds of sale of smuggled and confiscated goods or collected penalties, shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996.

5. Disposition of Forfeited Motor Transport Equipment and other Articles. Motor transport equipment and other articles forfeited or abandoned in favor of the government shall be sold at public auction by the BOC upon approval by the DOF. The proceeds of the sale shall be deposited with the National Treasury as income of the General Fund in accordance with Section 44, Chapter 5, Book VI of E.O. No. 292.

Any government agency participating in the said auction shall pay out of its programmed budget for the purpose, subject to the rules and regulations on the acquisition and use of government motor vehicles.

The Commissioner of Customs and the Bureau’s web administrator or his/her equivalent shall be responsible for ensuring that the list of forfeited or abandoned motor equipment and other articles that have been sold in auction are posted on the BOC’s website.

6. Reporting and Posting Requirements. The BOC shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) BOC’s website.

The BOC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

7. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

DECEMBER 25, 2023	OFFICIAL GAZETTE	917
DEPARTMENT OF FINANCE

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	269,706,000	₱	324,224,000	₱	106,206,000	₱	700,136,000

National Capital Region (NCR)		143,623,000		219,308,000		55,856,000		418,787,000

Central Office		92,840,000		200,608,000		50,556,000		344,004,000
Collection District II - A - Port of Manila		21,391,000		5,830,000		5,300,000		32,521,000
Collection District II - B - Manila International Container Port		10,481,000		5,011,000				15,492,000
Collection District III - Ninoy Aquino International Airport		18,911,000		7,859,000				26,770,000
Region I - Ilocos		9,119,000		3,023,000				12,142,000

Collection District I - Port of San Fernando		9,119,000		3,023,000				12,142,000
Region II - Cagayan Valley		1,460,000		4,653,000		2,650,000		8,763,000

Collection District XV - Port of Aparri		1,460,000		4,653,000		2,650,000		8,763,000
Region III - Central Luzon		38,483,000		15,698,000		15,900,000		70,081,000

Collection District XIII - Port of Subic		13,165,000		5,977,000		5,300,000		24,442,000
Collection District XIV - Port of Clark		20,606,000		5,018,000		7,950,000		33,574,000
Collection District XVI - Port of Limay		4,712,000		4,703,000		2,650,000		12,065,000
Region IVA - CALABARZON		9,696,000		11,310,000				21,006,000

Collection District IV - Port of Batangas		9,696,000		11,310,000				21,006,000
Region V - Bicol		6,002,000		4,851,000				10,853,000

Collection District V - Port of Legaspi		6,002,000		4,851,000				10,853,000
Region VI - Western Visayas		5,555,000		6,788,000		7,950,000		20,293,000

Collection District VI - Port of Iloilo		5,555,000		6,788,000		7,950,000		20,293,000
Region VII - Central Visayas		13,856,000		8,909,000				22,765,000

Collection District VII - Port of Cebu		13,856,000		8,909,000				22,765,000
Region VIII - Eastern Visayas		7,227,000		4,231,000		2,650,000		14,108,000

Collection District VIII - Port of Tacloban		7,227,000		4,231,000		2,650,000		14,108,000
Region IX - Zamboanga Peninsula		10,038,000		6,492,000		5,300,000		21,830,000

Collection District XI - Port of Zamboanga		10,038,000		6,492,000		5,300,000		21,830,000
Region X - Northern Mindanao		8,691,000		13,904,000		2,650,000		25,245,000

Collection District X - Port of Cagayan de Oro		8,691,000		13,904,000		2,650,000		25,245,000

918	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region XI - Davao	11,040,000	20,898,000	10,600,000	42,538,000

Collection District XII - Port of Davao	11,040,000	20,898,000	10,600,000	42,538,000
Region XIII - Caraga	4,916,000	4,159,000	2,650,000	11,725,000

Collection District IX - Port of Surigao	4,916,000	4,159,000	2,650,000	11,725,000
Administration of Personnel Benefits	82,973,000			82,973,000

National Capital Region (NCR)	82,973,000			82,973,000

Central Office	82,973,000			82,973,000

Sub-total, General Administration and Support	352,679,000	324,224,000	106,206,000	783,109,000

Operations
CUSTOMS REVENUE ENHANCEMENT PROGRAM	1,042,856,000	618,876,000	1,824,000	1,663,556,000

Legal Services	131,153,000	74,115,000	412,000	205,680,000

National Capital Region (NCR)	125,050,000	72,766,000	412,000	198,228,000

Central Office	119,089,000	71,270,000	412,000	190,771,000
Collection District II - A - Port of Manila		332,000		332,000
Collection District II - B - Manila International Container Port		512,000		512,000
Collection District III - Ninoy Aquino International Airport	5,961,000	652,000		6,613,000
Region I - Ilocos		114,000		114,000

Collection District I - Port of San Fernando		114,000		114,000
Region III - Central Luzon	4,866,000	26,000		4,892,000

Collection District XIII - Port of Subic	4,866,000	26,000		4,892,000
Region IVA - CALABARZON	526,000	483,000		1,009,000

Collection District IV - Port of Batangas	526,000	483,000		1,009,000
Region VII - Central Visayas		260,000		260,000

Collection District VII - Port of Cebu		260,000		260,000
Region VIII - Eastern Visayas		210,000		210,000

Collection District VIII - Port of Tacloban		210,000		210,000
Region X - Northern Mindanao	711,000	134,000		845,000

Collection District X - Port of Cagayan de Oro	711,000	134,000		845,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	919
DEPARTMENT OF FINANCE

Region XI - Davao		49,000		49,000

Collection District XII - Port of Davao		49,000		49,000
Region XIII - Caraga		73,000		73,000

Collection District IX - Port of Surigao		73,000		73,000
Information communication and technology support services	55,875,000	348,736,000		404,611,000

National Capital Region (NCR)	55,875,000	348,736,000		404,611,000

Central Office	55,875,000	348,736,000		404,611,000
Examination and appraisal of imports	704,394,000	96,341,000	1,206,000	801,941,000

National Capital Region (NCR)	537,742,000	54,532,000	1,206,000	593,480,000

Central Office	65,870,000	29,933,000	1,206,000	97,009,000
Collection District II - A - Port of Manila	160,375,000	7,719,000		168,094,000
Collection District II - B - Manila International Container Port	105,118,000	9,223,000		114,341,000
Collection District III - Ninoy Aquino International Airport	206,379,000	7,657,000		214,036,000
Region I - Ilocos	6,141,000	1,117,000		7,258,000

Collection District I - Port of San Fernando	6,141,000	1,117,000		7,258,000
Region II - Cagayan Valley	990,000	926,000		1,916,000

Collection District XV - Port of Aparri	990,000	926,000		1,916,000
Region III - Central Luzon	11,197,000	2,578,000		13,775,000

Collection District XIII - Port of Subic	4,191,000	752,000		4,943,000
Collection District XIV - Port of Clark		1,229,000		1,229,000
Collection District XVI - Port of Limay	7,006,000	597,000		7,603,000
Region IVA - CALABARZON	12,859,000	2,849,000		15,708,000

Collection District IV - Port of Batangas	12,859,000	2,849,000		15,708,000
Region V - Bicol	6,588,000	1,068,000		7,656,000

Collection District V - Port of Legaspi	6,588,000	1,068,000		7,656,000
Region VI - Western Visayas	14,043,000	1,000,000		15,043,000

Collection District VI - Port of Iloilo	14,043,000	1,000,000		15,043,000
Region VII - Central Visayas	36,991,000	12,480,000		49,471,000

Collection District VII - Port of Cebu	36,991,000	12,480,000		49,471,000

920	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region VIII - Eastern Visayas	7,487,000	335,000		7,822,000

Collection District VIII - Port of Tacloban	7,487,000	335,000		7,822,000
Region IX - Zamboanga Peninsula	13,655,000	899,000		14,554,000

Collection District XI - Port of Zamboanga	13,655,000	899,000		14,554,000
Region X - Northern Mindanao	18,800,000	7,361,000		26,161,000

Collection District X - Port of Cagayan de Oro	18,800,000	7,361,000		26,161,000
Region XI - Davao	24,604,000	10,607,000		35,211,000

Collection District XII - Port of Davao	24,604,000	10,607,000		35,211,000
Region XIII - Caraga	13,297,000	589,000		13,886,000

Collection District IX - Port of Surigao	13,297,000	589,000		13,886,000
Coordination of the activities of the export control units of various ports	25,916,000	95,641,000		121,557,000

National Capital Region (NCR)	25,916,000	95,641,000		121,557,000

Central Office	25,916,000	95,641,000		121,557,000
Evaluation and classification of importation	14,480,000			14,480,000

National Capital Region (NCR)	14,480,000			14,480,000

Central Office	14,480,000			14,480,000
Warehousing Services	111,038,000	4,043,000	206,000	115,287,000

National Capital Region (NCR)	75,069,000	2,388,000		77,457,000

Collection District II - A - Port of Manila	46,216,000	948,000		47,164,000
Collection District II - B - Manila International Container Port	10,823,000	473,000		11,296,000
Collection District III - Ninoy Aquino International Airport	18,030,000	967,000		18,997,000
Region I - Ilocos		67,000	206,000	273,000

Collection District I - Port of San Fernando		67,000	206,000	273,000
Region II - Cagayan Valley	428,000			428,000

Collection District XV - Port of Aparri	428,000			428,000
Region III - Central Luzon	1,724,000	82,000		1,806,000

Collection District XIII - Port of Subic	1,724,000			1,724,000
Collection District XIV - Port of Clark		82,000		82,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	921
DEPARTMENT OF FINANCE

Region IVA - CALABARZON	5,528,000	182,000		5,710,000

Collection District IV - Port of Batangas	5,528,000	182,000		5,710,000
Region V - Bicol	849,000	196,000		1,045,000

Collection District V - Port of Legaspi	849,000	196,000		1,045,000
Region VII - Central Visayas	8,859,000	349,000		9,208,000

Collection District VII - Port of Cebu	8,859,000	349,000		9,208,000
Region VIII - Eastern Visayas	570,000			570,000

Collection District VIII - Port of Tacloban	570,000			570,000
Region IX - Zamboanga Peninsula	1,709,000	214,000		1,923,000

Collection District XI - Port of Zamboanga	1,709,000	214,000		1,923,000
Region X - Northern Mindanao	5,548,000	130,000		5,678,000

Collection District X - Port of Cagayan de Oro	5,548,000	130,000		5,678,000
Region XI - Davao	9,916,000	359,000		10,275,000

Collection District XII - Port of Davao	9,916,000	359,000		10,275,000
Region XIII - Caraga	838,000	76,000		914,000

Collection District IX - Port of Surigao	838,000	76,000		914,000
CUSTOMS BORDER PROTECTION AND CARGO CONTROL AND CLEARANCE PROGRAM	417,533,000	325,869,000	206,000	743,608,000

Surveillance and prevention of smuggling	417,533,000	325,869,000	206,000	743,608,000

National Capital Region (NCR)	323,858,000	274,067,000	206,000	598,131,000

Central Office	183,527,000	264,232,000	206,000	447,965,000
Collection District II - A - Port of Manila	87,283,000	1,747,000		89,030,000
Collection District II - B - Manila International Container Port	26,948,000	1,414,000		28,362,000
Collection District III - Ninoy Aquino International Airport	26,100,000	6,674,000		32,774,000
Region I - Ilocos	6,231,000	1,593,000		7,824,000

Collection District I - Port of San Fernando	6,231,000	1,593,000		7,824,000
Region II - Cagayan Valley	1,761,000	1,225,000		2,986,000

Collection District XV - Port of Aparri	1,761,000	1,225,000		2,986,000

922	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region III - Central Luzon		3,942,000		8,686,000				12,628,000

Collection District XIII - Port of Subic		838,000		3,783,000				4,621,000
Collection District XIV - Port of Clark				3,133,000				3,133,000
Collection District XVI - Port of Limay		3,104,000		1,770,000				4,874,000
Region IVA - CALABARZON		7,689,000		4,570,000				12,259,000

Collection District IV - Port of Batangas		7,689,000		4,570,000				12,259,000
Region V - Bicol		4,240,000		3,195,000				7,435,000

Collection District V - Port of Legaspi		4,240,000		3,195,000				7,435,000
Region VI - Western Visayas		6,670,000		3,871,000				10,541,000

Collection District VI - Port of Iloilo		6,670,000		3,871,000				10,541,000
Region VII - Central Visayas		14,350,000		8,984,000				23,334,000

Collection District VII - Port of Cebu		14,350,000		8,984,000				23,334,000
Region VIII - Eastern Visayas		5,053,000		674,000				5,727,000

Collection District VIII - Port of Tacloban		5,053,000		674,000				5,727,000
Region IX - Zamboanga Peninsula		5,011,000		4,373,000				9,384,000

Collection District XI - Port of Zamboanga		5,011,000		4,373,000				9,384,000
Region X - Northern Mindanao		19,970,000		3,790,000				23,760,000

Collection District X - Port of Cagayan de Oro		19,970,000		3,790,000				23,760,000
Region XI - Davao		12,681,000		9,691,000				22,372,000

Collection District XII - Port of Davao		12,681,000		9,691,000				22,372,000
Region XIII - Caraga		6,077,000		1,150,000				7,227,000

Collection District IX - Port of Surigao		6,077,000		1,150,000				7,227,000

Sub-total, Operations		1,460,389,000		944,745,000		2,030,000		2,407,164,000

TOTAL NEW APPROPRIATIONS	₱	1,813,068,000	₱	1,268,969,000	₱	108,236,000	₱	3,190,273,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel

DECEMBER 25, 2023	OFFICIAL GAZETTE	923
DEPARTMENT OF FINANCE

Permanent Positions
Basic Salary	1,297,215

Total Permanent Positions	1,297,215

Other Compensation Common to All
Personnel Economic Relief Allowance	85,272
Representation Allowance	9,078
Transportation Allowance	9,078
Clothing and Uniform Allowance	21,318
Mid-Year Bonus - Civilian	108,101
Year End Bonus	108,101
Cash Gift	17,765
Productivity Enhancement Incentive	17,765
Step Increment	3,241

Total Other Compensation Common to All	379,719

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	245
Quarters Allowance	7,617

Total Other Compensation for Specific Groups	7,862

Other Benefits
PAG-IBIG Contributions	4,268
PhilHealth Contributions	28,794
Employees Compensation Insurance Premiums	4,268
Loyalty Award - Civilian	1,790
Terminal Leave	82,973

Total Other Benefits	122,093

Non-Permanent Positions	6,179

Total Personnel Services	1,813,068

Maintenance and Other Operating Expenses
Travelling Expenses	20,985
Training and Scholarship Expenses	33,306
Supplies and Materials Expenses	229,513
Utility Expenses	105,487
Communication Expenses	112,221
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	69,500
Extraordinary and Miscellaneous Expenses	12,020
Professional Services	189,358
General Services	91,631
Repairs and Maintenance	83,938
Taxes, Insurance Premiums and Other Fees	11,863
Other Maintenance and Operating Expenses
Advertising Expenses	612
Printing and Publication Expenses	1,446

924	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Representation Expenses	2,057
Transportation and Delivery Expenses	1,773
Rent/Lease Expenses	31,036
Subscription Expenses	229,653
Bank Transaction Fee	586
Other Maintenance and Operating Expenses	41,984

Total Maintenance and Other Operating Expenses	1,268,969

Total Current Operating Expenditures	3,082,037

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	25,424
Machinery and Equipment Outlay	16,562
Transportation Equipment Outlay	66,250

Total Capital Outlays	108,236

TOTAL NEW APPROPRIATIONS	3,190,273

C. BUREAU OF INTERNAL REVENUE

For general administration and support, and operations, as indicated hereunder	₱	14,993,558,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	2,311,903,000	₱	587,870,000	₱	54,424,000	₱	839,687,000	₱	3,793,884,000
Operations		6,238,718,000		4,886,987,000				73,969,000		11,199,674,000

REVENUE ADMINISTRATION PROGRAM		6,238,718,000		4,886,987,000				73,969,000		11,199,674,000

TOTAL NEW APPROPRIATIONS	₱	8,550,621,000	₱	5,474,857,000	₱	54,424,000	₱	913,656,000	₱	14,993,558,000

Special Provision(s)

1. Tax Refund. The amount of Thirteen Billion Nine Hundred Thirteen Million Six Hundred Twenty Six Thousand Two Hundred Fourteen Pesos (₱13,913,626,214) shall be used for the following:

(a) Refund of excess or erroneous collection of value-added tax (VAT) and other internal revenue taxes in accordance with Section 229 of R.A. No. 8424, as amended, including legal interest thereon treated as related expense;

(b) Cash conversion of valid and unexpired TCCs in accordance with Section 204 of R.A. No. 8424, as amended;

(c) Refund of input taxes attributable to zero-rated or effectively zero-rated transactions under Section 112 of R.A. No. 8424, as amended; and

(d) Monetization of VAT TCCs as part of the TCC Monetization Program.

The amount intended for the payment of VAT refunds shall be limited to five percent (5%) of the total VAT collections of the BIR from the immediately preceding year, while those for payment of other tax refunds shall be sourced from the current year’s tax revenue collections of the BIR. All tax refund payments shall be subject to the following: (i) adjustment of the report on BIR’s tax revenue collections equivalent to the tax refunds for current and prior years; and (ii) COA audit.

The amount herein shall be treated as trust receipts, subject to reversion of any unutilized amount at the end of the year to the unappropriated surplus of the General Fund in accordance with Section 31 of R.A. No. 10963 and Section 45, Chapter 5, Book VI of E.O. No. 292.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

DECEMBER 25, 2023	OFFICIAL GAZETTE	925
DEPARTMENT OF FINANCE

2. Informer’s Reward. Ten percent (10%) of the revenues, surcharges or fees recovered or fines or penalties imposed for violations of R.A. No. 8424, as amended, or One Million Pesos (₱1,000,000) per case, whichever is lower, may be given as informer’s reward to persons instrumental in the discovery and seizure of such goods, except all public officials, whether incumbent or retired, who acquired the information in the course of performance of their duties during their incumbency and their relatives within the sixth degree of consanguinity in accordance with Section 282 (A) of R.A. No. 8424, as amended.

Said amount, sourced from the revenues, surcharges or fees recovered or fines or penalties imposed shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338.

3. Reporting and Posting Requirements. The BIR shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) BIR’s website.

The BIR shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	1,807,971,000	₱	548,890,000	₱	54,424,000	₱	839,687,000	₱	3,250,972,000

National Capital Region (NCR)		857,463,000		282,698,000		54,424,000		257,061,000		1,451,646,000

Central Office		333,613,000		106,211,000		54,424,000		179,444,000		673,692,000
Revenue Regional Office V - Caloocan City		65,164,000		11,197,000				4,050,000		80,411,000
Revenue Regional Office VI - Manila		51,842,000		23,637,000				54,867,000		130,346,000
Revenue Regional Office VII - A - Quezon City		132,966,000		57,420,000				5,300,000		195,686,000
Revenue Regional Office VII - B - East National Capital Region		63,247,000		14,943,000				4,050,000		82,240,000
Revenue Regional Office VIII - A - Makati City		132,893,000		49,685,000				5,300,000		187,878,000
Revenue Regional Office VIII - B - South National Capital Region		77,738,000		19,605,000				4,050,000		101,393,000
Region I - Ilocos		30,733,000		10,615,000				4,050,000		45,398,000

Revenue Regional Office I - Calasiao, Pangasinan		30,733,000		10,615,000				4,050,000		45,398,000

926	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Cordillera Administrative Region (CAR)	25,379,000	6,520,000	4,050,000	35,949,000

Revenue Regional Office II - Cordillera Administrative Region	25,379,000	6,520,000	4,050,000	35,949,000
Region II - Cagayan Valley	31,713,000	20,561,000	4,050,000	56,324,000

Revenue Regional Office III - Tuguegarao, Cagayan	31,713,000	20,561,000	4,050,000	56,324,000
Region III - Central Luzon	54,765,000	41,202,000	4,050,000	100,017,000

Revenue Regional Office IV - San Fernando, Pampanga	54,765,000	41,202,000	4,050,000	100,017,000
Region IVA - CALABARZON	485,456,000	52,803,000	283,426,000	821,685,000

Revenue Regional Office IXA - Cavite, Batangas, Mindoro and Romblon (CaBaMiRo)	229,010,000	26,331,000	204,050,000	459,391,000
Revenue Regional Office IXB - Laguna, Quezon and Marinduque (LaQueMar)	256,446,000	26,472,000	79,376,000	362,294,000
Region V - Bicol	31,212,000	2,883,000	4,050,000	38,145,000

Revenue Regional Office X - Legaspi City	31,212,000	2,883,000	4,050,000	38,145,000
Region VI - Western Visayas	53,539,000	33,410,000	8,100,000	95,049,000

Revenue Regional Office XI - Iloilo City	24,024,000	8,876,000	4,050,000	36,950,000
Revenue Regional Office XII - Bacolod City	29,515,000	24,534,000	4,050,000	58,099,000
Region VII - Central Visayas	37,609,000	27,401,000	4,050,000	69,060,000

Revenue Regional Office XIII - Cebu City	37,609,000	27,401,000	4,050,000	69,060,000
Region VIII - Eastern Visayas	31,038,000	4,656,000	4,050,000	39,744,000

Revenue Regional Office XIV - Tacloban City	31,038,000	4,656,000	4,050,000	39,744,000
Region IX - Zamboanga Peninsula	29,121,000	17,625,000	4,050,000	50,796,000

Revenue Regional Office XV - Zamboanga City	29,121,000	17,625,000	4,050,000	50,796,000
Region X - Northern Mindanao	40,848,000	5,766,000	109,050,000	155,664,000

Revenue Regional Office XVI - Cagayan de Oro City	40,848,000	5,766,000	109,050,000	155,664,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	927
DEPARTMENT OF FINANCE

Region XI - Davao	40,609,000	27,578,000		4,050,000	72,237,000

Revenue Regional Office XIX - Davao City	40,609,000	27,578,000		4,050,000	72,237,000
Region XII - SOCCSKSARGEN	33,833,000	8,530,000		4,050,000	46,413,000

Revenue Regional Office XVIII - Koronadal City	33,833,000	8,530,000		4,050,000	46,413,000
Region XIII - Caraga	24,653,000	6,642,000		141,550,000	172,845,000

Revenue Regional Office XVII - Butuan City	24,653,000	6,642,000		141,550,000	172,845,000
Human Resource Development	62,127,000	17,303,000			79,430,000

National Capital Region (NCR)	62,127,000	17,303,000			79,430,000

Central Office	62,127,000	17,303,000			79,430,000
Investigation and prosecution of administrative cases filed against revenue personnel and the security program	13,962,000	21,677,000			35,639,000

National Capital Region (NCR)	13,962,000	21,677,000			35,639,000

Central Office	13,962,000	21,677,000			35,639,000
Administration of Personnel Benefits	427,843,000				427,843,000

National Capital Region (NCR)	427,843,000				427,843,000

Central Office	427,843,000				427,843,000

Sub-total, General Administration and Support	2,311,903,000	587,870,000	54,424,000	839,687,000	3,793,884,000

Operations
REVENUE ADMINISTRATION PROGRAM	6,238,718,000	4,886,987,000		73,969,000	11,199,674,000

Formulation, coordination, monitoring and evaluation of registration, collection and assessment services, including tax formulation of procedures and policies on tax fraud investigations and intelligence operations	199,761,000	28,058,000			227,819,000

National Capital Region (NCR)	199,761,000	28,058,000			227,819,000

Central Office	199,761,000	28,058,000			227,819,000
Issuance of tax rulings, decisions on appealed cases and assistance in the prosecution of civil and criminal cases	122,164,000	11,813,000			133,977,000

928	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

National Capital Region (NCR)	122,164,000	11,813,000	133,977,000

Central Office	122,164,000	11,813,000	133,977,000
Implementation of the tax information and education program	63,053,000	23,539,000	86,592,000

National Capital Region (NCR)	63,053,000	23,539,000	86,592,000

Central Office	63,053,000	23,539,000	86,592,000
Enforcement of Internal Revenue Laws	5,590,705,000	2,208,671,000	7,799,376,000

National Capital Region (NCR)	1,904,246,000	1,126,848,000	3,031,094,000

Central Office	432,393,000	346,065,000	778,458,000
Revenue Regional Office V - Caloocan City	304,441,000	144,814,000	449,255,000
Revenue Regional Office VI - Manila	307,134,000	81,166,000	388,300,000
Revenue Regional Office VII - A - Quezon City	358,489,000	95,444,000	453,933,000
Revenue Regional Office VII - B - East National Capital Region	24,970,000	188,771,000	213,741,000
Revenue Regional Office VIII - A - Makati City	442,693,000	89,539,000	532,232,000
Revenue Regional Office VIII - B - South National Capital Region	34,126,000	181,049,000	215,175,000
Region I - Ilocos	301,176,000	67,635,000	368,811,000

Revenue Regional Office I - Calasiao, Pangasinan	301,176,000	67,635,000	368,811,000
Cordillera Administrative Region (CAR)	222,701,000	45,146,000	267,847,000

Revenue Regional Office II - Cordillera Administrative Region	222,701,000	45,146,000	267,847,000
Region II - Cagayan Valley	209,579,000	33,819,000	243,398,000

Revenue Regional Office III - Tuguegarao, Cagayan	209,579,000	33,819,000	243,398,000
Region III - Central Luzon	452,484,000	120,965,000	573,449,000

Revenue Regional Office IV - San Fernando, Pampanga	452,484,000	120,965,000	573,449,000
Region IVA - CALABARZON	167,975,000	215,557,000	383,532,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	929
DEPARTMENT OF FINANCE

Revenue Regional Office IXA - Cavite, Batangas, Mindoro and Romblon (CaBaMiRo)	86,597,000	143,948,000		230,545,000
Revenue Regional Office IXB - Laguna, Quezon and Marinduque (LaQueMar)	81,378,000	71,609,000		152,987,000
Region V - Bicol	253,298,000	78,087,000		331,385,000

Revenue Regional Office X - Legaspi City	253,298,000	78,087,000		331,385,000
Region VI - Western Visayas	389,232,000	119,568,000		508,800,000

Revenue Regional Office XI - Iloilo City	215,667,000	76,214,000		291,881,000
Revenue Regional Office XII - Bacolod City	173,565,000	43,354,000		216,919,000
Region VII - Central Visayas	259,943,000	78,214,000		338,157,000

Revenue Regional Office XIII - Cebu City	259,943,000	78,214,000		338,157,000
Region VIII - Eastern Visayas	248,489,000	50,928,000		299,417,000

Revenue Regional Office XIV - Tacloban City	248,489,000	50,928,000		299,417,000
Region IX - Zamboanga Peninsula	227,197,000	24,412,000		251,609,000

Revenue Regional Office XV - Zamboanga City	227,197,000	24,412,000		251,609,000
Region X - Northern Mindanao	282,710,000	64,684,000		347,394,000

Revenue Regional Office XVI - Cagayan de Oro City	282,710,000	64,684,000		347,394,000
Region XI - Davao	273,308,000	85,361,000		358,669,000

Revenue Regional Office XIX - Davao City	273,308,000	85,361,000		358,669,000
Region XII - SOCCSKSARGEN	235,070,000	56,595,000		291,665,000

Revenue Regional Office XVIII - Koronadal City	235,070,000	56,595,000		291,665,000
Region XIII - Caraga	163,297,000	40,852,000		204,149,000

Revenue Regional Office XVII - Butuan City	163,297,000	40,852,000		204,149,000
Revenue Information Systems Development and Infrastructure Support	216,903,000	2,612,427,000	73,969,000	2,903,299,000

930	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

National Capital Region (NCR)		216,903,000		2,612,427,000				73,969,000		2,903,299,000

Central Office		216,903,000		2,612,427,000				73,969,000		2,903,299,000
Planning and Policy Formulation		34,393,000		1,804,000						36,197,000

National Capital Region (NCR)		34,393,000		1,804,000						36,197,000

Central Office		34,393,000		1,804,000						36,197,000
Collation, analysis, monitoring, generation and development of internal revenue statistics		11,739,000		675,000						12,414,000

National Capital Region (NCR)		11,739,000		675,000						12,414,000

Central Office		11,739,000		675,000						12,414,000

Sub-total, Operations		6,238,718,000		4,886,987,000				73,969,000		11,199,674,000

TOTAL NEW APPROPRIATIONS	₱	8,550,621,000	₱	5,474,857,000	₱	54,424,000	₱	913,656,000	₱	14,993,558,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	6,214,157

Total Permanent Positions	6,214,157

Other Compensation Common to All
Personnel Economic Relief Allowance	353,808
Representation Allowance	21,744
Transportation Allowance	21,744
Clothing and Uniform Allowance	88,452
Mid-Year Bonus - Civilian	517,848
Year End Bonus	517,848
Cash Gift	73,710
Productivity Enhancement Incentive	73,710
Step Increment	15,530

Total Other Compensation Common to All	1,684,394

Other Compensation for Specific Groups
Anniversary Bonus - Civilian	44,226

Total Other Compensation for Specific Groups	44,226

DECEMBER 25, 2023	OFFICIAL GAZETTE	931
DEPARTMENT OF FINANCE

Other Benefits
PAG-IBIG Contributions	17,691
PhilHealth Contributions	138,984
Employees Compensation Insurance Premiums	17,691
Loyalty Award - Civilian	5,635
Terminal Leave	427,843

Total Other Benefits	607,844

Total Personnel Services	8,550,621

Maintenance and Other Operating Expenses
Travelling Expenses	216,508
Training and Scholarship Expenses	25,781
Supplies and Materials Expenses	614,297
Utility Expenses	353,949
Communication Expenses	207,073
Awards/Rewards and Prizes	1,512
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	10,000
Extraordinary and Miscellaneous Expenses	4,947
Professional Services	367,068
General Services	1,030,735
Repairs and Maintenance	69,856
Taxes, Insurance Premiums and Other Fees	60,324
Other Maintenance and Operating Expenses
Advertising Expenses	26,809
Printing and Publication Expenses	11,217
Transportation and Delivery Expenses	4,783
Rent/Lease Expenses	1,608,019
Membership Dues and Contributions to Organizations	45
Subscription Expenses	828,222
Bank Transaction Fee	41
Other Maintenance and Operating Expenses	33,671

Total Maintenance and Other Operating Expenses	5,474,857

Financial Expenses
Interest Expenses	54,424

Total Financial Expenses	54,424

Total Current Operating Expenditures	14,079,902

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	744,037
Machinery and Equipment Outlay	11,917
Transportation Equipment Outlay	95,650
Intangible Assets Outlay	62,052

Total Capital Outlays	913,656

TOTAL NEW APPROPRIATIONS	14,993,558

932	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

D. BUREAU OF LOCAL GOVERNMENT FINANCE

For general administration and support, support to operations and operations, as indicated hereunder	₱	316,573,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	98,135,000	₱	41,402,000	₱	3,432,000	₱	142,969,000
Support to Operations		6,266,000		13,521,000		1,508,000		21,295,000
Operations		111,112,000		41,197,000				152,309,000

LOCAL FINANCE ADMINISTRATION PROGRAM		111,112,000		41,197,000				152,309,000

TOTAL NEW APPROPRIATIONS	₱	215,513,000	₱	96,120,000	₱	4,940,000	₱	316,573,000

Special Provision(s)

1. Assessment Loan Revolving Fund. The Assessment Loan Revolving Fund shall be used for interest-free lending purposes to provinces, cities and municipalities, tax-mapping projects, periodic revisions of assessments, and other real property assessment programs in accordance with Section 94 of P.D. No. 464, as amended by P.D. No. 1002.

Disbursements or expenditures by the Bureau of Local Government Finance (BLGF) in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292 and to appropriate criminal action under existing penal laws.

2. Reporting and Posting Requirements. The BLGF shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) BLGF’s website.

The BLGF shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	96,339,000	₱	41,402,000	₱	3,432,000	₱	141,173,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	933
DEPARTMENT OF FINANCE

National Capital Region (NCR)	29,091,000	14,693,000		43,784,000

Central Office	29,091,000	14,693,000		43,784,000
Region I - Ilocos	5,956,000	2,335,000		8,291,000

Regional Office - I	5,956,000	2,335,000		8,291,000
Cordillera Administrative Region (CAR)	6,036,000	2,630,000		8,666,000

Regional Office - CAR	6,036,000	2,630,000		8,666,000
Region II - Cagayan Valley	4,452,000	751,000		5,203,000

Regional Office - II	4,452,000	751,000		5,203,000
Region III - Central Luzon	4,391,000	1,457,000	230,000	6,078,000

Regional Office - III	4,391,000	1,457,000	230,000	6,078,000
Region IVA - CALABARZON	3,802,000	1,492,000	346,000	5,640,000

Regional Office - IVA	3,802,000	1,492,000	346,000	5,640,000
Region IVB - MIMAROPA	2,683,000	3,932,000		6,615,000

Regional Office - IVB	2,683,000	3,932,000		6,615,000
Region V - Bicol	5,255,000	2,313,000	2,117,000	9,685,000

Regional Office - V	5,255,000	2,313,000	2,117,000	9,685,000
Region VI - Western Visayas	4,841,000	1,259,000		6,100,000

Regional Office - VI	4,841,000	1,259,000		6,100,000
Region VII - Central Visayas	5,167,000	3,416,000		8,583,000

Regional Office - VII	5,167,000	3,416,000		8,583,000
Region VIII - Eastern Visayas	5,595,000	1,904,000		7,499,000

Regional Office - VIII	5,595,000	1,904,000		7,499,000
Region IX - Zamboanga Peninsula	2,733,000	498,000	100,000	3,331,000

Regional Office - IX	2,733,000	498,000	100,000	3,331,000
Region X - Northern Mindanao	4,944,000	1,260,000	174,000	6,378,000

Regional Office - X	4,944,000	1,260,000	174,000	6,378,000
Region XI - Davao	4,379,000	1,290,000	100,000	5,769,000

Regional Office - XI	4,379,000	1,290,000	100,000	5,769,000

934	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region XII - SOCCSKSARGEN	3,071,000	605,000		3,676,000

Regional Office - XII	3,071,000	605,000		3,676,000
Region XIII - Caraga	3,943,000	1,567,000	365,000	5,875,000

Regional Office - XIII	3,943,000	1,567,000	365,000	5,875,000
Administration of Personnel Benefits	1,796,000			1,796,000

National Capital Region (NCR)	1,796,000			1,796,000

Central Office	1,796,000			1,796,000

Sub-total, General Administration and Support	98,135,000	41,402,000	3,432,000	142,969,000

Support to Operations
Agency strategic planning, management information system and public information and legal services	6,266,000	13,521,000	1,508,000	21,295,000

National Capital Region (NCR)	6,266,000	13,521,000	1,508,000	21,295,000

Central Office	6,266,000	13,521,000	1,508,000	21,295,000

Sub-total, Support to Operations	6,266,000	13,521,000	1,508,000	21,295,000

Operations
LOCAL FINANCE ADMINISTRATION PROGRAM	111,112,000	41,197,000		152,309,000

LOCAL FINANCE POLICY REFORMS AND FISCAL PERFORMANCE MONITORING AND EVALUATION SUB-PROGRAM	63,141,000	19,263,000		82,404,000

Development of LGU treasury and assessment operating policies, guidelines, systems and procedures including the promulgation of rulings/opinions for the proper implementation thereof	9,817,000	1,237,000		11,054,000

National Capital Region (NCR)	9,817,000	1,237,000		11,054,000

Central Office	9,817,000	1,237,000		11,054,000
Conduct of revenue and assessment performance evaluation and management, evaluation and monitoring of special projects on local government finance	49,362,000	17,139,000		66,501,000

National Capital Region (NCR)	8,757,000	6,169,000		14,926,000

Central Office	8,757,000	6,169,000		14,926,000
Region I - Ilocos	2,660,000	855,000		3,515,000

Regional Office - I	2,660,000	855,000		3,515,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	935
DEPARTMENT OF FINANCE

Cordillera Administrative Region (CAR)	2,770,000	663,000	3,433,000

Regional Office - CAR	2,770,000	663,000	3,433,000
Region II - Cagayan Valley	3,364,000	568,000	3,932,000

Regional Office - II	3,364,000	568,000	3,932,000
Region III - Central Luzon	3,784,000	920,000	4,704,000

Regional Office - III	3,784,000	920,000	4,704,000
Region IVA - CALABARZON	2,403,000	785,000	3,188,000

Regional Office - IVA	2,403,000	785,000	3,188,000
Region IVB - MIMAROPA	3,780,000	955,000	4,735,000

Regional Office - IVB	3,780,000	955,000	4,735,000
Region V - Bicol	3,260,000	1,029,000	4,289,000

Regional Office - V	3,260,000	1,029,000	4,289,000
Region VI - Western Visayas	1,719,000	467,000	2,186,000

Regional Office - VI	1,719,000	467,000	2,186,000
Region VII - Central Visayas	2,807,000	502,000	3,309,000

Regional Office - VII	2,807,000	502,000	3,309,000
Region VIII - Eastern Visayas	3,378,000	825,000	4,203,000

Regional Office - VIII	3,378,000	825,000	4,203,000
Region IX - Zamboanga Peninsula	2,806,000	1,045,000	3,851,000

Regional Office - IX	2,806,000	1,045,000	3,851,000
Region X - Northern Mindanao	3,246,000	636,000	3,882,000

Regional Office - X	3,246,000	636,000	3,882,000
Region XI - Davao	1,424,000	423,000	1,847,000

Regional Office - XI	1,424,000	423,000	1,847,000
Region XII - SOCCSKSARGEN	1,928,000	741,000	2,669,000

Regional Office - XII	1,928,000	741,000	2,669,000
Region XIII - Caraga	1,276,000	556,000	1,832,000

Regional Office - XIII	1,276,000	556,000	1,832,000

936	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Issuance of certificate of LGU net debt service ceiling and net borrowing capacity	3,962,000	887,000	4,849,000

National Capital Region (NCR)	3,962,000	887,000	4,849,000

Central Office	3,962,000	887,000	4,849,000
LOCAL FINANCE CAPACITY DEVELOPMENT SUB-PROGRAM	47,971,000	21,934,000	69,905,000

LGU training on policies, procedures and other competency requirements of local treasurers and assessors	47,971,000	21,934,000	69,905,000

National Capital Region (NCR)	1,863,000	16,419,000	18,282,000

Central Office	1,863,000	16,419,000	18,282,000
Region I - Ilocos	3,346,000	119,000	3,465,000

Regional Office - I	3,346,000	119,000	3,465,000
Cordillera Administrative Region (CAR)	3,603,000	457,000	4,060,000

Regional Office - CAR	3,603,000	457,000	4,060,000
Region II - Cagayan Valley	2,561,000	183,000	2,744,000

Regional Office - II	2,561,000	183,000	2,744,000
Region III - Central Luzon	2,159,000	100,000	2,259,000

Regional Office - III	2,159,000	100,000	2,259,000
Region IVA - CALABARZON	2,903,000	750,000	3,653,000

Regional Office - IVA	2,903,000	750,000	3,653,000
Region IVB - MIMAROPA	2,858,000	34,000	2,892,000

Regional Office - IVB	2,858,000	34,000	2,892,000
Region V - Bicol	3,604,000	986,000	4,590,000

Regional Office - V	3,604,000	986,000	4,590,000
Region VI - Western Visayas	2,531,000	307,000	2,838,000

Regional Office - VI	2,531,000	307,000	2,838,000
Region VII - Central Visayas	2,933,000	156,000	3,089,000

Regional Office - VII	2,933,000	156,000	3,089,000
Region VIII - Eastern Visayas	2,970,000	500,000	3,470,000

Regional Office - VIII	2,970,000	500,000	3,470,000
Region IX - Zamboanga Peninsula	3,573,000	808,000	4,381,000

Regional Office - IX	3,573,000	808,000	4,381,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	937
DEPARTMENT OF FINANCE

Region X - Northern Mindanao		2,159,000		462,000				2,621,000

Regional Office - X		2,159,000		462,000				2,621,000
Region XI - Davao		1,790,000		270,000				2,060,000

Regional Office - XI		1,790,000		270,000				2,060,000
Region XII - SOCCSKSARGEN		6,245,000		299,000				6,544,000

Regional Office - XII		6,245,000		299,000				6,544,000
Region XIII - Caraga		2,873,000		84,000				2,957,000

Regional Office - XIII		2,873,000		84,000				2,957,000

Sub-total, Operations		111,112,000		41,197,000				152,309,000

TOTAL NEW APPROPRIATIONS	₱	215,513,000	₱	96,120,000	₱	4,940,000	₱	316,573,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	164,839

Total Permanent Positions	164,839

Other Compensation Common to All
Personnel Economic Relief Allowance	7,440
Representation Allowance	2,142
Transportation Allowance	2,142
Clothing and Uniform Allowance	1,860
Mid-Year Bonus - Civilian	13,733
Year End Bonus	13,733
Cash Gift	1,550
Productivity Enhancement Incentive	1,550
Step Increment	412

Total Other Compensation Common to All	44,562

Other Benefits
PAG-IBIG Contributions	375
PhilHealth Contributions	3,566
Employees Compensation Insurance Premiums	375
Terminal Leave	1,796

Total Other Benefits	6,112

Total Personnel Services	215,513

938	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Maintenance and Other Operating Expenses
Travelling Expenses	12,861
Training and Scholarship Expenses	21,317
Supplies and Materials Expenses	9,882
Utility Expenses	2,324
Communication Expenses	6,653
Awards/Rewards and Prizes	89
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,490
Professional Services	16,681
General Services	9,470
Repairs and Maintenance	287
Taxes, Insurance Premiums and Other Fees	343
Other Maintenance and Operating Expenses
Advertising Expenses	2
Printing and Publication Expenses	6
Representation Expenses	97
Rent/Lease Expenses	13,325
Membership Dues and Contributions to Organizations	50
Subscription Expenses	1,243

Total Maintenance and Other Operating Expenses	96,120

Total Current Operating Expenditures	311,633

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	4,940

Total Capital Outlays	4,940

TOTAL NEW APPROPRIATIONS	316,573

E. BUREAU OF THE TREASURY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	4,183,540,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	61,852,000	₱	120,101,000	₱	15,800,000	₱	197,753,000
Support to Operations		55,302,000		288,496,000		55,955,000		399,753,000
Operations		367,222,000		205,292,000		2,452,436,000		3,024,950,000

FINANCIAL ASSET MANAGEMENT PROGRAM		38,791,000		58,720,000		2,445,518,000		2,543,029,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	939
DEPARTMENT OF FINANCE

DEBT AND RISK MANAGEMENT PROGRAM		26,603,000		17,102,000				43,705,000
NG ACCOUNTING PROGRAM		301,828,000		129,470,000		6,918,000		438,216,000

Total, Regular Programs		484,376,000		613,889,000		2,524,191,000		3,622,456,000

B. PROJECT(S)
Locally-Funded Project(s)				561,084,000				561,084,000

Total, Project(s)				561,084,000				561,084,000

TOTAL NEW APPROPRIATIONS	₱	484,376,000	₱	1,174,973,000	₱	2,524,191,000	₱	4,183,540,000

Special Provision(s)

1. Equity Contribution to International Organizations. The amount of Four Hundred Twenty Two Million Four Hundred Seventy Four Thousand Pesos (₱422,474,000) appropriated herein shall be used for capital or quota subscription and revaluation or maintenance of value to foreign financial institutions that has been reviewed by the DFA and the International Commitments Fund Review Panel, and approved by the President of the Philippines in accordance with M.C. No. 194 dated June 11, 2010.

2. Use of Trust Receipts from Catastrophe Bond Payout. The trust receipts covering the payout from the 2019-2022 Philippine Catastrophe Bond shall be used to cover the payment of insurance premium and related expenses for the National Indemnity Insurance Program for strategically important and critical government assets. (GENERAL OBSERVATION- President’s Veto Message, December 20, 2023, Volume I-B, page 787, R.A. No. 11975)

3. Reporting and Posting Requirements. The BTr shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) BTr’s website.

The BTr shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	51,384,000	₱	120,101,000	₱	15,800,000	₱	187,285,000

National Capital Region (NCR)		51,384,000		120,101,000		15,800,000		187,285,000

Central Office		51,384,000		120,101,000		15,800,000		187,285,000
Administration of Personnel Benefits		10,468,000						10,468,000

National Capital Region (NCR)		10,468,000						10,468,000

Central Office		10,468,000						10,468,000

Sub-total, General Administration and Support		61,852,000		120,101,000		15,800,000		197,753,000

940	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Support to Operations
Provision of legal services including the conduct of research and investigation	16,412,000	9,355,000		25,767,000

National Capital Region (NCR)	16,412,000	9,355,000		25,767,000

Central Office	16,412,000	9,355,000		25,767,000
Information systems and IT support services	18,942,000	268,087,000	55,955,000	342,984,000

National Capital Region (NCR)	18,942,000	268,087,000	55,955,000	342,984,000

Central Office	18,942,000	268,087,000	55,955,000	342,984,000
Research and technical support services	19,948,000	11,054,000		31,002,000

National Capital Region (NCR)	19,948,000	11,054,000		31,002,000

Central Office	19,948,000	11,054,000		31,002,000

Sub-total, Support to Operations	55,302,000	288,496,000	55,955,000	399,753,000

Operations
FINANCIAL ASSET MANAGEMENT PROGRAM	38,791,000	58,720,000	2,445,518,000	2,543,029,000

Cash management funding and investment of excess funds	38,791,000	58,720,000	2,445,518,000	2,543,029,000

National Capital Region (NCR)	38,791,000	58,720,000	2,445,518,000	2,543,029,000

Central Office	38,791,000	58,720,000	2,445,518,000	2,543,029,000
DEBT AND RISK MANAGEMENT PROGRAM	26,603,000	17,102,000		43,705,000

Securities Origination	11,458,000	5,908,000		17,366,000

National Capital Region (NCR)	11,458,000	5,908,000		17,366,000

Central Office	11,458,000	5,908,000		17,366,000
Debt monitoring and servicing	7,859,000	3,380,000		11,239,000

National Capital Region (NCR)	7,859,000	3,380,000		11,239,000

Central Office	7,859,000	3,380,000		11,239,000
Risk Management	7,286,000	7,814,000		15,100,000

National Capital Region (NCR)	7,286,000	7,814,000		15,100,000

Central Office	7,286,000	7,814,000		15,100,000
NG ACCOUNTING PROGRAM	301,828,000	129,470,000	6,918,000	438,216,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	941
DEPARTMENT OF FINANCE

Recording of NG financial transactions		33,164,000		9,930,000				43,094,000

National Capital Region (NCR)		33,164,000		9,930,000				43,094,000

Central Office		33,164,000		9,930,000				43,094,000
Reconciliation of NGAs books of accounts		10,767,000		1,581,000				12,348,000

National Capital Region (NCR)		10,767,000		1,581,000				12,348,000

Central Office		10,767,000		1,581,000				12,348,000
Release of Allotment to Local Government Units (ALGU)		257,897,000		117,959,000		6,918,000		382,774,000

National Capital Region (NCR)		257,897,000		117,959,000		6,918,000		382,774,000

Central Office		257,897,000		117,959,000		6,918,000		382,774,000

Sub-total, Operations		367,222,000		205,292,000		2,452,436,000		3,024,950,000

Total, Regular Programs		484,376,000		613,889,000		2,524,191,000		3,622,456,000

PROJECT(S)
Locally-Funded Project(s)
Development of the Treasury Single Account (TSA)				561,084,000				561,084,000

National Capital Region (NCR)				561,084,000				561,084,000

Central Office				561,084,000				561,084,000

Sub-total, Locally-Funded Project(s)				561,084,000				561,084,000

Total, Project(s)				561,084,000				561,084,000

TOTAL NEW APPROPRIATIONS	₱	484,376,000	₱	1,174,973,000	₱	2,524,191,000	₱	4,183,540,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	366,686

Total Permanent Positions	366,686

Other Compensation Common to All
Personnel Economic Relief Allowance	15,072
Representation Allowance	5,382
Transportation Allowance	5,250

942	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Clothing and Uniform Allowance	3,768
Mid-Year Bonus - Civilian	30,558
Year End Bonus	30,558
Cash Gift	3,140
Productivity Enhancement Incentive	3,140
Step Increment	917

Total Other Compensation Common to All Other Benefits	97,785

PAG-IBIG Contributions	755
PhilHealth Contributions	7,927
Employees Compensation Insurance Premiums	755
Terminal Leave	10,468

Total Other Benefits	19,905

Total Personnel Services	484,376

Maintenance and Other Operating Expenses
Travelling Expenses	16,403
Training and Scholarship Expenses	17,027
Supplies and Materials Expenses	44,426
Utility Expenses	58,410
Communication Expenses	32,436
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	3,568
Professional Services	51,498
General Services	48,509
Repairs and Maintenance	161,330
Taxes, Insurance Premiums and Other Fees	62,102
Other Maintenance and Operating Expenses
Advertising Expenses	777
Representation Expenses	1,771
Transportation and Delivery Expenses	900
Rent/Lease Expenses	32,748
Membership Dues and Contributions to Organizations	1,099
Subscription Expenses	91,852
Bank Transaction Fee	550,000
Other Maintenance and Operating Expenses	117

Total Maintenance and Other Operating Expenses	1,174,973

Total Current Operating Expenditures	1,659,349

Capital Outlays
Investment Outlay	2,445,518
Property, Plant and Equipment Outlay
Buildings and Other Structures	4,633
Machinery and Equipment Outlay	69,240
Transportation Equipment Outlay	4,800

Total Capital Outlays	2,524,191

TOTAL NEW APPROPRIATIONS	4,183,540

DECEMBER 25, 2023	OFFICIAL GAZETTE	943
DEPARTMENT OF FINANCE

F. CENTRAL BOARD OF ASSESSMENT APPEALS

For operations, as indicated hereunder	₱	16,368,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
Operations	₱	13,834,000	₱	2,534,000		₱	16,368,000

REAL PROPERTY TAX ADJUDICATION PROGRAM		13,834,000		2,534,000			16,368,000

TOTAL NEW APPROPRIATIONS	₱	13,834,000	₱	2,534,000		₱	16,368,000

Special Provision(s)

1. Reporting and Posting Requirements. The Central Board of Assessment Appeals (CBAA) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) CBAA’s website.

The CBAA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
Operations
REAL PROPERTY TAX ADJUDICATION PROGRAM	₱	13,834,000	₱	2,534,000		₱	16,368,000

Adjudication of appealed cases on real property tax assessment		13,834,000		2,534,000			16,368,000

Sub-total, Operations		13,834,000		2,534,000			16,368,000

TOTAL NEW APPROPRIATIONS	₱	13,834,000	₱	2,534,000		₱	16,368,000

944	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	10,379

Total Permanent Positions	10,379

Other Compensation Common to All
Personnel Economic Relief Allowance	384
Representation Allowance	384
Transportation Allowance	384
Clothing and Uniform Allowance	96
Mid-Year Bonus - Civilian	865
Year End Bonus	865
Cash Gift	80
Productivity Enhancement Incentive	80
Step Increment	26

Total Other Compensation Common to All	3,164

Other Compensation for Specific Groups
Anniversary Bonus - Civilian	48

Total Other Compensation for Specific Groups	48

Other Benefits
PAG-IBIG Contributions	19
PhilHealth Contributions	205
Employees Compensation Insurance Premiums	19

Total Other Benefits	243

Total Personnel Services	13,834

Maintenance and Other Operating Expenses
Travelling Expenses	366
Training and Scholarship Expenses	169
Supplies and Materials Expenses	333
Utility Expenses	35
Communication Expenses	208
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	175
Professional Services	15
General Services	225
Repairs and Maintenance	67
Taxes, Insurance Premiums and Other Fees	133
Other Maintenance and Operating Expenses
Printing and Publication Expenses	10
Transportation and Delivery Expenses	6
Rent/Lease Expenses	668
Subscription Expenses	22

DECEMBER 25, 2023	OFFICIAL GAZETTE	945
DEPARTMENT OF FINANCE

Other Maintenance and Operating Expenses	102

Total Maintenance and Other Operating Expenses	2,534

Total Current Operating Expenditures	16,368

TOTAL NEW APPROPRIATIONS	16,368

G. INSURANCE COMMISSION

For general administration and support, and operations, as indicated hereunder	₱	6,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses	Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱	1,000			₱	1,000
Operations		5,000				5,000

INSURANCE, PRE-NEED, AND HMO REGULATORY AND SUPERVISORY PROGRAM		5,000				5,000

TOTAL NEW APPROPRIATIONS	₱	6,000			₱	6,000

Special Provision(s)

1. Insurance Fund. In addition to the amounts appropriated herein, Two Hundred Forty Nine Million Fifty Three Thousand Pesos (₱249,053,000) shall be used to cover the MOOE and Capital Outlay requirements of the Insurance Commission (IC) sourced from the proceeds of premium taxes, constituted into the Insurance Fund in accordance with Section 286 of R.A. No. 8424, as amended.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

2. Funding for Personnel Services. The Personnel Services of the IC shall be sourced from the Pre-need Fund in accordance with Section 5 of R.A. No. 9829. Any deficiency therefrom may be augmented by the Insurance Fund.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

3. Reporting and Posting Requirements. The IC shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) IC’s website.

The IC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

946	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses	Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	1,000			₱	1,000

Sub-total, General Administration and Support		1,000				1,000

Operations
INSURANCE, PRE-NEED, AND HMO REGULATORY AND SUPERVISORY PROGRAM		5,000				5,000

Promulgation and implementation of policies, rules and regulations		1,000				1,000
Licensing of insurance, pre-need, and HMO entities and related services		1,000				1,000
Examination of insurance, pre-need, and HMO entities and evaluation of financial reports		1,000				1,000
Review and approval of premium rates, investments, reinsurance treaties, facultative placements, and products		1,000				1,000
Adjudication of claims/complaints and mediation of disputes		1,000				1,000

Sub-total, Operations		5,000				5,000

TOTAL NEW APPROPRIATIONS	₱	6,000			₱	6,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	6

Total Permanent Positions	6

Total Personnel Services	6

Total Current Operating Expenditures	6

TOTAL NEW APPROPRIATIONS	6

DECEMBER 25, 2023	OFFICIAL GAZETTE	947
DEPARTMENT OF FINANCE

H. NATIONAL TAX RESEARCH CENTER

For general administration and support, and operations, as indicated hereunder	₱	154,269,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	71,197,000	₱	12,061,000	₱			83,258,000
Operations		15,301,000		25,229,000		30,481,000		71,011,000

NATIONAL TAX ADVISORY PROGRAM		15,301,000		25,229,000		30,481,000		71,011,000

TOTAL NEW APPROPRIATIONS	₱	86,498,000	₱	37,290,000	₱	30,481,000	₱	154,269,000

Special Provision(s)

1. Reporting and Posting Requirements. The National Tax Research Center (NTRC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) NTRC’s website.

The NTRC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	71,197,000	₱	12,061,000	₱		₱	83,258,000

Sub-total, General Administration and Support		71,197,000		12,061,000				83,258,000

Operations
NATIONAL TAX ADVISORY PROGRAM		15,301,000		25,229,000		30,481,000		71,011,000

Tax System and Tax Policy Structure Studies and Surveys		15,301,000		7,917,000				23,218,000
Evaluation of Tax Subsidy Requests from
Government-Owned and Controlled Corporations (GOCCs)				119,000				119,000
Evaluation and Processing of IPA
Endorsed Tax Incentives Applications				17,193,000		30,481,000		47,674,000

Sub-total, Operations		15,301,000		25,229,000		30,481,000		71,011,000

TOTAL NEW APPROPRIATIONS	₱	86,498,000	₱	37,290,000	₱	30,481,000	₱	154,269,000

948	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	66,838

Total Permanent Positions	66,838

Other Compensation Common to All
Personnel Economic Relief Allowance	2,640
Representation Allowance	1,116
Transportation Allowance	1,116
Clothing and Uniform Allowance	660
Mid-Year Bonus - Civilian	5,569
Year End Bonus	5,569
Cash Gift	550
Productivity Enhancement Incentive	550
Step Increment	167

Total Other Compensation Common to All	17,937

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	25

Total Other Compensation for Specific Groups	25

Other Benefits
PAG-IBIG Contributions	132
PhilHealth Contributions	1,434
Employees Compensation Insurance Premiums	132

Total Other Benefits	1,698

Total Personnel Services	86,498

Maintenance and Other Operating Expenses
Travelling Expenses	2,000
Training and Scholarship Expenses	1,000
Supplies and Materials Expenses	8,028
Utility Expenses	4,200
Communication Expenses	1,833
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	1,868

DECEMBER 25, 2023	OFFICIAL GAZETTE	949
DEPARTMENT OF FINANCE

General Services	1,555
Repairs and Maintenance	947
Taxes, Insurance Premiums and Other Fees	300
Other Maintenance and Operating Expenses
Printing and Publication Expenses	187
Representation Expenses	88
Rent/Lease Expenses	9,720
Membership Dues and Contributions to Organizations	20
Subscription Expenses	5,408

Total Maintenance and Other Operating Expenses	37,290

Total Current Operating Expenditures	123,788

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	30,481

Total Capital Outlays	30,481

TOTAL NEW APPROPRIATIONS	154,269

I. PRIVATIZATION AND MANAGEMENT OFFICE

For general administration and support, and operations, as indicated hereunder	₱	102,220,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	39,561,000	₱	20,399,000	₱	3,680,000	₱	63,640,000
Operations		38,580,000						38,580,000

PRIVATIZATION OF GOVERNMENT ASSETS PROGRAM		38,580,000						38,580,000

TOTAL NEW APPROPRIATIONS	₱	78,141,000	₱	20,399,000	₱	3,680,000	₱	102,220,000

Special Provision(s)

1. Revolving Fund for the Conservation and Disposition of Assets. The revolving fund shall be used for expenses incurred by the Privatization and Management Office (PMO) in the conservation and disposition of assets, including fees of financial advisers, constituted from:

(a) commissions, due diligence fees, and sale of bidding documents;

(b) not more than ten percent (10%) of the proceeds from the disposition of GOCCs, assets and idle properties, as approved by the Privatization Council in accordance with Proclamation No. 50 dated December 15, 1986 and E.O. No. 323, s. 2000; and

(c) not more than ten percent (10%) of the proceeds realized from the disposition of properties of abolished government corporations and former enemy-owned entities of the Board of Liquidators beginning FY 2007 and succeeding years in accordance with E.O. No. 471, s. 2005: Provided, That ninety percent (90%) of said proceeds shall be deposited with the National Treasury as income of the General Fund pursuant to Section 44, Chapter 5, Book VI of E.O. No. 292 and Section 65 of P.D. No. 1445.

In no case shall the revolving fund be used for any other purpose.

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Disbursements or expenditures by the PMO in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292 and to appropriate criminal action under existing penal laws.

2. Reporting and Posting Requirements. The PMO shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) PMO’s website.

The PMO shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	39,561,000	₱	20,399,000	₱	3,680,000	₱	63,640,000

Sub-total, General Administration and Support		39,561,000		20,399,000		3,680,000		63,640,000

Operations
PRIVATIZATION OF GOVERNMENT ASSETS PROGRAM		38,580,000						38,580,000

Conservation, Sale/Disposition of Assets and Other Properties		38,580,000						38,580,000

Sub-total, Operations		38,580,000						38,580,000

TOTAL NEW APPROPRIATIONS	₱	78,141,000	₱	20,399,000	₱	3,680,000	₱	102,220,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Non-Permanent Positions	78,141

Total Personnel Services	78,141

Maintenance and Other Operating Expenses
Travelling Expenses	150
Training and Scholarship Expenses	500
Supplies and Materials Expenses	2,599
Utility Expenses	3,460

DECEMBER 25, 2023	OFFICIAL GAZETTE	951
DEPARTMENT OF FINANCE

Communication Expenses	1,272
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	798
General Services	5,500
Repairs and Maintenance	700
Taxes, Insurance Premiums and Other Fees	75
Other Maintenance and Operating Expenses
Representation Expenses	300
Rent/Lease Expenses	150
Membership Dues and Contributions to Organizations	20
Subscription Expenses	4,406
Other Maintenance and Operating Expenses	469

Total Maintenance and Other Operating Expenses	20,399

Total Current Operating Expenditures	98,540

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	3,680

Total Capital Outlays	3,680

TOTAL NEW APPROPRIATIONS	102,220

952	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

GENERAL SUMMARY

DEPARTMENT OF FINANCE

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Fianancial Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	439,057,000	₱	486,195,000	₱		₱	45,243,000	₱	970,495,000
B. BUREAU OF CUSTOMS		1,813,068,000		1,268,969,000				108,236,000		3,190,273,000
C. BUREAU OF INTERNAL REVENUE		8,550,621,000		5,474,857,000		54,424,000		913,656,000		14,993,558,000
D. BUREAU OF LOCAL GOVERNMENT FINANCE		215,513,000		96,120,000				4,940,000		316,573,000
E. BUREAU OF THE TREASURY		484,376,000		1,174,973,000				2,524,191,000		4,183,540,000
F. CENTRAL BOARD OF ASSESSMENT APPEALS		13,834,000		2,534,000						16,368,000
G. INSURANCE COMMISSION		6,000								6,000
H. NATIONAL TAX RESEARCH CENTER		86,498,000		37,290,000				30,481,000		154,269,000
I. PRIVATIZATION AND MANAGEMENT OFFICE		78,141,000		20,399,000				3,680,000		102,220,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF FINANCE	₱	11,681,114,000	₱	8,561,337,000	₱	54,424,000	₱	3,630,427,000	₱	23,927,302,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	953
DEPARTMENT OF FOREIGN AFFAIRS

XII. DEPARTMENT OF FOREIGN AFFAIRS

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, as indicated hereunder	₱	24,406,125,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support	₱	954,473,000	₱	1,855,044,000	₱	1,523,951,000	₱	4,333,468,000
Support to Operations		110,067,000		14,416,000				124,483,000
Operations		7,477,580,000		12,083,963,000		386,631,000		19,948,174,000

DIPLOMACY PROGRAM		4,866,136,000		5,418,823,000		336,074,000		10,621,033,000
CONSULAR / ATN PROGRAM		2,611,444,000		6,665,140,000		50,557,000		9,327,141,000

TOTAL NEW APPROPRIATIONS	₱	8,542,120,000	₱	13,953,423,000	₱	1,910,582,000	₱	24,406,125,000

Special Provision(s)

1. Department of Foreign Affairs Working Fund. All income collected in foreign service posts, including rental income and proceeds from sale of used motor vehicles and all other items classified as unserviceable, shall be recorded as income of the General Fund. All the amounts collected in foreign currency shall be retained by foreign service posts as working fund, except for honorary consulates which may only retain not more than fifty percent (50%) of such collections in foreign currency for reimbursement of their administrative expenses. Unutilized cash of the previous year obtained from income collected and from completed or pre-terminated special projects and programs may be used by the foreign service posts as working funds for the current year: Provided, That the use of unutilized cash shall not exceed the appropriations authorized in this Act, and the allotment and Cash Disbursement Ceiling (CDC) issued by the Department of Budget and Management (DBM). The use of unutilized cash by foreign service posts shall be subject to the guidelines to be issued by the DBM and the Bureau of the Treasury.

2. Passport Revolving Fund. The revolving fund constituted from the fees collected for the processing and issuance of passports requiring special consideration, waiver or issuance beyond regular office hours shall be used to improve the passporting and consular services of the DFA in accordance with R.A. No. 8239 and augment the requirements for the purchase of passport booklets. In no case shall said fund be used for the payment of travel and transportation allowances.

Disbursements or expenditures by DFA in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

3. Building Fund. The amount of One Billion Fifty Four Million Pesos (₱1,054,000,000) appropriated herein for the Building Fund shall be used for the:

(a)

acquisition or construction of new properties abroad and in the Philippines for chanceries and residences, as well as office space for consular offices through direct purchase or lease-purchase agreements;

(b)	renovation of deteriorating government-owned consular offices and chanceries and residences of the Philippine Foreign Service;

(c)	purchase of furniture, fixtures and equipment for chanceries, residences and consular offices; and

(d)	long-term lease of chanceries, residences, and consular offices when the terms and conditions are favorable and advantageous to the government.

The DFA shall consider all previously committed undertakings and the available balance of the Building Fund in the programming for the current year and give preference to the acquisition of properties abroad and renovation of government-owned properties.

4. Rentals of Philippine Chanceries, Consular Offices or Official Residences. The DFA is authorized to pay advance rentals of chanceries, consular offices, and official residences abroad, covering a lease period not exceeding five (5) years and to make minor renovations in the said properties to make them suitable for the Department’s use as the circumstances and the practice of the foreign country may require. Lease-purchase agreements not exceeding the annual rental appropriations at the time of signing of the agreement shall require the issuance of a multi-year contractual authority in accordance with Section 32 of the General Provisions in this Act.

Where furnished government-owned or leased quarters are available, no living quarters allowance shall be paid to persons occupying such quarters. The cost of utilities, maintenance and minor alterations and repair including costs of furniture, fixtures and household equipment and appliances, if necessary, shall be charged out of savings from appropriations for overseas allowances, subject to the rules on modification in the allotment or use of savings, as the case may be, as provided in the General Provisions of this Act.

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GENERAL APPROPRIATIONS ACT, FY 2024

The lease agreements shall be subject to the rules on advance payment of rentals and the appropriate use of living quarters allowance: Provided, That the advance payment shall not exceed a one-year term.

5. Purchase of Passport Booklets. The amount of Four Billion Fifty Eight Million Twenty Four Thousand Pesos (₱4,058,024,000) appropriated herein shall be used for the purchase of passport booklets and cost of personalization. Any deficiency for the purchase of passport booklets and personalization may be augmented by the Passport Revolving Fund. Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

6. Insurance Proceeds. Notwithstanding any provision of law to the contrary, the Secretary of Foreign Affairs is authorized to retain and use insurance proceeds covering properties in foreign posts for the replacement or restoration thereof.

7. Tax Refund(s) of Foreign Service Posts. Notwithstanding any provision of law to the contrary, the Secretary of Foreign Affairs is hereby authorized to use the proceeds of tax refunds due to foreign service posts to cover payment of other operating expenses of the said foreign post.

The use of said proceeds of tax refunds shall be subject to the rules on modification in the allotment or use of savings, as the case may be, as provided in the General Provisions of this Act.

8. Streamlining of the Non-Performing Temporary Off-Site Passport Services. Pursuant to Proclamation No. 297 which lifted the State of Public Health Emergency Throughout the Philippines Due to Covid-19, the DFA shall implement a Streamlining of the Non-Performing Temporary Off-Site Passport Services (TOPS) which was established in response to the Covid-19 pandemic.

9. Support to Climate Change Negotiations. The DFA shall extend the necessary technical, legal, and logistical support to the Climate Change Commission on the participation of the Philippine delegation in the climate change negotiation processes pursuant to the United Nations Framework Convention on Climate Change and in other international fora on climate change.

10. Provision for Agency Attachés or Representatives and Cost Sharing Agreement. Diplomatic missions and consular offices shall furnish adequate office space, supplies and materials, utilities and other commonly-shared expenses such as, but not limited to, security, janitorial, other general services and building insurance, to duly accredited attachés or representatives of government agencies assigned thereto: Provided, That the agencies concerned shall contribute a share in the cost expended by the said foreign service post.

11. Benefits for Alien or Local-hire Employees. The appropriations authorized for the hiring of alien or local-hire employees may be used for payment of gratuity or separation pay to the said employees in the foreign service in accordance with local laws. This may include terminal leave and employer’s share in social security or workmen’s compensation, customary in the diplomatic or consular jurisdiction.

12. Overseas Absentee Voting. The amount of Forty Three Million Four Hundred Fourteen Thousand Pesos (₱43,414,000) appropriated herein shall be used for the implementation of R.A. No. 9189, including the conduct of continuing registration, information campaign and development, and maintenance of databases. In no case shall said amount be used for the creation of new positions or the purchase of motor vehicles.

13. Contributions to International Organizations and Hosting of Regional or International Conferences. The amounts appropriated herein of Two Billion Five Hundred Eighteen Million Eight Hundred Thirty Three Thousand Pesos (₱2,518,833,000) shall be used for contributions to international organizations, of which One Hundred Thirty Six Million Three Hundred Sixty Thousand Pesos (₱136,360,000) is for the Asean Center for Biodiversity, and Three Million Eight Hundred Forty Nine Thousand Pesos (₱3,849,000) for hosting of regional or international conferences that has been reviewed by the DFA and the International Commitments Fund Review Panel and approved by the President of the Philippines in accordance with M.C. No. 194 dated June 11, 2010.

14. Long-Term Lease of Motor Vehicles. Foreign Service Posts are authorized to lease motor vehicles for a period not to exceed two (2) years, with option to renew thereafter if the lease proves to be economically advantageous to the government. However, when acquisition of motor vehicle is preferable and more advantageous to the government, the same shall be included under the DFA’s motor vehicle refleeting program.

15. Reporting and Posting Requirements. The DFA shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) DFA’s website.

The DFA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

16. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

DECEMBER 25, 2023	OFFICIAL GAZETTE	955
DEPARTMENT OF FOREIGN AFFAIRS

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General management and supervision	₱	745,379,000	₱	1,855,044,000	₱	1,523,951,000	₱	4,124,374,000

National Capital Region (NCR)		745,379,000		1,855,044,000		1,523,951,000		4,124,374,000

Home Office		745,379,000		1,855,044,000		1,523,951,000		4,124,374,000
Administration of Personnel Benefits		209,094,000						209,094,000

National Capital Region (NCR)		209,094,000						209,094,000

Home Office		209,094,000						209,094,000

Sub-total, General Administration and Support		954,473,000		1,855,044,000		1,523,951,000		4,333,468,000

Support to Operations
Legal services		52,638,000		3,601,000				56,239,000

National Capital Region (NCR)		52,638,000		3,601,000				56,239,000

Home Office		52,638,000		3,601,000				56,239,000
Coordination, integration, planning and monitoring of foreign policy		57,429,000		10,815,000				68,244,000

National Capital Region (NCR)		57,429,000		10,815,000				68,244,000

Home Office		57,429,000		10,815,000				68,244,000

Sub-total, Support to Operations		110,067,000		14,416,000				124,483,000

Operations
DIPLOMACY PROGRAM		4,866,136,000		5,418,823,000		336,074,000		10,621,033,000

Formulation, coordination and supervision of foreign policy		230,287,000		2,805,639,000				3,035,926,000

National Capital Region (NCR)		230,287,000		2,805,639,000				3,035,926,000

Home Office		230,287,000		2,805,639,000				3,035,926,000
Conduct of bilateral and multilateral relations in accordance with foreign policy directives		4,635,849,000		2,613,184,000		336,074,000		7,585,107,000

National Capital Region (NCR)		4,635,849,000		2,613,184,000		336,074,000		7,585,107,000

Abu Dhabi, United Arab Emirates (UAE)		114,495,000		34,126,000		8,349,000		156,970,000
Abuja, Nigeria		42,734,000		20,162,000		6,498,000		69,394,000
Agana, Guam, United States of America (USA)				11,055,000				11,055,000
Amman, Jordan		50,843,000		27,870,000		3,283,000		81,996,000
Ankara, Turkey		51,851,000		26,633,000				78,484,000
ASEAN, Jakarta, Indonesia		44,060,000		23,115,000		3,283,000		70,458,000
Athens, Greece		75,216,000		32,959,000		5,967,000		114,142,000

956	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Baghdad, Iraq	39,872,000	17,323,000		57,195,000
Bandar Seri Begawan, Brunei Darussalam	50,756,000	24,204,000		74,960,000
Bangkok, Thailand	81,297,000	19,761,000	6,826,000	107,884,000
Barcelona, Spain		2,000,000		2,000,000
Beijing, People’s Republic of China	101,612,000	66,052,000	6,988,000	174,652,000
Beirut, Lebanon	40,810,000	26,074,000	3,846,000	70,730,000
Berlin, Germany	85,669,000	43,079,000		128,748,000
Berne, Switzerland	69,228,000	20,783,000	4,642,000	94,653,000
Bogota, Colombia		22,772,000	3,801,000	26,573,000
Brasilia, Brazil	41,349,000	20,709,000		62,058,000
Brussels, Belgium	90,810,000	43,191,000	4,140,000	138,141,000
Bucharest, Romania		18,068,000	3,801,000	21,869,000
Budapest, Hungary	38,535,000	17,272,000	8,876,000	64,683,000
Buenos Aires, Argentina	44,431,000	16,396,000	3,840,000	64,667,000
Cairo, Arab Republic of Egypt	45,093,000	17,733,000		62,826,000
Calgary, Alberta, Canada		2,030,000		2,030,000
Canberra, Australia	69,607,000	22,490,000	2,679,000	94,776,000
Chicago, Illinois, USA		9,751,000		9,751,000
Chongqing, People’s Republic of China		3,638,000		3,638,000
Copenhagen, Denmark	62,771,000	48,450,000		111,221,000
Damascus, Syria	34,914,000	23,165,000		58,079,000
Dhaka, Bangladesh	38,090,000	15,117,000		53,207,000
Dili, Timor-Leste	38,876,000	14,427,000	3,426,000	56,729,000
Doha, Qatar	121,427,000	26,389,000	6,457,000	154,273,000
Dubai, UAE		12,699,000		12,699,000
Dublin, Ireland		46,708,000	3,801,000	50,509,000
Frankfurt, Germany		5,250,000		5,250,000
Geneva, Switzerland - PM	111,388,000	37,572,000		148,960,000
Geneva, Switzerland - WTO	41,867,000	21,419,000		63,286,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	957
DEPARTMENT OF FOREIGN AFFAIRS

Guangzhou, People’s Republic of China		5,105,000		5,105,000
Hanoi, Vietnam	45,749,000	25,055,000		70,804,000
Helsinki, Finland		36,077,000	4,608,000	40,685,000
Hongkong Special Administrative Region, People’s Republic of China		39,883,000	10,000,000	49,883,000
Honolulu, Hawaii, USA		11,744,000		11,744,000
Houston, Texas, USA		3,500,000		3,500,000
Islamabad, Pakistan	47,861,000	17,311,000	7,261,000	72,433,000
Istanbul, Turkey		2,500,000		2,500,000
Jakarta, Indonesia	86,230,000	21,443,000	6,189,000	113,862,000
Jeddah, Kingdom of Saudi Arabia		10,197,000		10,197,000
Kuala Lumpur, Malaysia	122,744,000	53,507,000	13,283,000	189,534,000
Kuwait	109,368,000	28,310,000		137,678,000
Lisbon, Portugal	32,831,000	17,913,000		50,744,000
London, United Kingdom	114,965,000	81,105,000	18,684,000	214,754,000
Los Angeles, California, USA		13,802,000		13,802,000
Macau, People’s Republic of China		4,102,000		4,102,000
Madrid, Spain	65,531,000	72,032,000	16,444,000	154,007,000
Manado, Celebes, Indonesia		5,099,000		5,099,000
Manama, Bahrain	63,061,000	24,250,000		87,311,000
Melbourne, Australia		1,154,000		1,154,000
Mexico City, Mexico	60,046,000	23,389,000	3,000,000	86,435,000
Milan, Italy		9,766,000		9,766,000
Moscow, Russia	80,045,000	51,318,000		131,363,000
Muscat, Oman	62,936,000	21,488,000	3,316,000	87,740,000
Nagoya, Japan		2,000,000		2,000,000
Nairobi, Kenya	49,788,000	19,445,000		69,233,000
New Delhi, India	55,117,000	15,692,000		70,809,000
New York, USA - PCG		5,713,000		5,713,000
New York, USA - PM	124,657,000	81,105,000	6,101,000	211,863,000

958	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Osaka, Japan		8,329,000		8,329,000
Oslo, Norway	77,718,000	40,199,000		117,917,000
Ottawa, Canada	75,729,000	29,801,000	5,349,000	110,879,000
Paris, France	84,967,000	30,958,000	3,758,000	119,683,000
Phnom Penh, Cambodia	53,780,000	13,614,000		67,394,000
Port Moresby, Papua New Guinea	35,760,000	9,649,000		45,409,000
Prague, Czech Republic	42,876,000	20,609,000		63,485,000
Pretoria, South Africa	52,331,000	18,338,000	3,515,000	74,184,000
Rabat, Morocco	38,896,000	14,274,000		53,170,000
Riyadh, Kingdom of Saudi Arabia	143,139,000	48,016,000	5,349,000	196,504,000
Rome, Italy	92,142,000	28,714,000		120,856,000
San Francisco, California, USA		15,228,000		15,228,000
Santiago, Chile	29,997,000	14,401,000	5,463,000	49,861,000
Seoul, South Korea	90,627,000	52,473,000	3,581,000	146,681,000
Shanghai, People’s Republic of China		8,840,000		8,840,000
Singapore	127,175,000	80,463,000	13,316,000	220,954,000
Stockholm, Sweden	70,542,000	45,187,000		115,729,000
Sydney, Australia		8,887,000		8,887,000
Tehran, Iran	34,879,000	21,146,000		56,025,000
Tel-Aviv, Israel	92,343,000	44,224,000		136,567,000
The Hague, Netherlands	95,792,000	28,490,000	8,900,000	133,182,000
Tokyo, Japan	187,808,000	109,929,000	40,000,000	337,737,000
Toronto, Canada		12,769,000		12,769,000
Tripoli, Libya	41,179,000	19,454,000		60,633,000
Vancouver, B.C., Canada		8,037,000		8,037,000
Vatican (Holy See)	32,581,000	26,375,000	3,283,000	62,239,000
Vienna, Austria	75,036,000	40,034,000		115,070,000
Vientiane, Lao People’s Democratic Republic	44,217,000	12,926,000		57,143,000
Warsaw, Poland	40,311,000	26,500,000	4,464,000	71,275,000
Washington, D.C., USA	143,998,000	178,149,000	51,140,000	373,287,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	959
DEPARTMENT OF FOREIGN AFFAIRS

Wellington, New Zealand	38,921,000	16,395,000		55,316,000
Xiamen, People’s Republic of China		4,446,000		4,446,000
Yangon, Myanmar	44,575,000	31,883,000	8,567,000	85,025,000
CONSULAR / ATN PROGRAM	2,611,444,000	6,665,140,000	50,557,000	9,327,141,000

Provision of consular services including issuance of passports, visas and other consular documents	2,611,444,000	5,406,908,000	50,557,000	8,068,909,000

National Capital Region (NCR)	2,611,444,000	5,406,908,000	50,557,000	8,068,909,000

Abu Dhabi, United Arab Emirates (UAE)		2,231,000		2,231,000
Abuja, Nigeria		2,741,000		2,741,000
Agana, Guam, United States of America (USA)	59,371,000	20,232,000		79,603,000
Amman, Jordan		3,365,000		3,365,000
Ankara, Turkey		2,273,000		2,273,000
Athens, Greece		2,962,000		2,962,000
Baghdad, Iraq		2,428,000		2,428,000
Bandar Seri Begawan, Brunei Darussalam		1,545,000		1,545,000
Bangkok, Thailand		1,584,000		1,584,000
Barcelona, Spain	62,064,000	29,253,000	8,263,000	99,580,000
Beijing, People’s Republic of China		3,221,000		3,221,000
Beirut, Lebanon		2,344,000		2,344,000
Berlin, Germany		3,987,000		3,987,000
Berne, Switzerland		2,596,000		2,596,000
Brasilia, Brazil		1,025,000		1,025,000
Brussels, Belgium		3,956,000		3,956,000
Budapest, Hungary		1,326,000		1,326,000
Buenos Aires, Argentina		1,554,000		1,554,000
Cairo, Arab Republic of Egypt		2,027,000		2,027,000
Calgary, Alberta, Canada	55,445,000	32,902,000	4,662,000	93,009,000
Canberra, Australia		2,320,000		2,320,000
Chicago, Illinois, USA	77,240,000	38,094,000	3,283,000	118,617,000
Chongqing, People’s Republic of China	33,202,000	20,403,000		53,605,000

960	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Copenhagen, Denmark		1,000,000		1,000,000
Damascus, Syria		3,051,000		3,051,000
Dhaka, Bangladesh		1,726,000		1,726,000
Dili, Timor-Leste		2,002,000		2,002,000
Doha, Qatar		2,637,000		2,637,000
Dubai, UAE	115,943,000	38,375,000		154,318,000
Frankfurt, Germany	91,203,000	55,713,000		146,916,000
Geneva, Switzerland - PM		867,000	5,644,000	6,511,000
Guangzhou, People’s Republic of China	71,221,000	32,792,000		104,013,000
Hanoi, Vietnam		1,336,000		1,336,000
Home Office	444,488,000	4,279,616,000		4,724,104,000
Hongkong Special Administrative Region, People’s Republic of China	151,031,000	57,463,000	4,499,000	212,993,000
Honolulu, Hawaii, USA	71,102,000	16,212,000	8,738,000	96,052,000
Houston, Texas, USA	69,184,000	31,226,000		100,410,000
Islamabad, Pakistan		2,262,000		2,262,000
Istanbul, Turkey	48,746,000	18,401,000		67,147,000
Jakarta, Indonesia		1,588,000		1,588,000
Jeddah, Kingdom of Saudi Arabia	136,101,000	47,968,000		184,069,000
Kuala Lumpur, Malaysia		1,839,000		1,839,000
Kuwait		2,329,000		2,329,000
Lisbon, Portugal		1,381,000		1,381,000
London, United Kingdom		5,004,000		5,004,000
Los Angeles, California, USA	134,803,000	66,002,000	3,538,000	204,343,000
Macau, People’s Republic of China	59,747,000	26,450,000		86,197,000
Madrid, Spain		2,128,000		2,128,000
Manado, Celebes, Indonesia	27,436,000	9,357,000		36,793,000
Manama, Bahrain		1,230,000		1,230,000
Melbourne, Australia	73,429,000	45,649,000		119,078,000
Mexico City, Mexico		1,776,000		1,776,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	961
DEPARTMENT OF FOREIGN AFFAIRS

Milan, Italy	81,665,000	20,855,000		102,520,000
Moscow, Russia		3,244,000		3,244,000
Muscat, Oman		2,071,000		2,071,000
Nagoya, Japan	93,353,000	42,508,000		135,861,000
Nairobi, Kenya		1,822,000		1,822,000
New Delhi, India		2,126,000		2,126,000
New York, USA - PCG	108,359,000	65,479,000		173,838,000
Osaka, Japan	80,272,000	58,645,000	6,581,000	145,498,000
Oslo, Norway		1,033,000		1,033,000
Ottawa, Canada		2,362,000		2,362,000
Paris, France		974,000		974,000
Phnom Penh, Cambodia		1,671,000		1,671,000
Port Moresby, Papua New Guinea		2,767,000		2,767,000
Prague, Czech Republic		1,033,000		1,033,000
Pretoria, South Africa		1,917,000		1,917,000
Rabat, Morocco		2,125,000		2,125,000
Riyadh, Kingdom of Saudi Arabia		7,535,000		7,535,000
Rome, Italy		1,575,000		1,575,000
San Francisco, California, USA	129,736,000	46,585,000		176,321,000
Santiago, Chile		1,053,000		1,053,000
Seoul, South Korea		5,090,000		5,090,000
Shanghai, People’s Republic of China	67,121,000	48,482,000		115,603,000
Singapore		3,321,000		3,321,000
Stockholm, Sweden		2,500,000		2,500,000
Sydney, Australia	67,010,000	11,737,000	5,349,000	84,096,000
Tehran, Iran		1,294,000		1,294,000
Tel-Aviv, Israel		1,559,000		1,559,000
The Hague, Netherlands		903,000		903,000

962	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Tokyo, Japan				4,961,000				4,961,000
Toronto, Canada		79,704,000		28,411,000				108,115,000
Tripoli, Libya				4,222,000				4,222,000
Vancouver, B.C., Canada		68,420,000		27,539,000				95,959,000
Vatican (Holy See)				4,270,000				4,270,000
Vienna, Austria				1,302,000				1,302,000
Vientiane, Lao People’s Democratic Republic				666,000				666,000
Warsaw, Poland				1,924,000				1,924,000
Washington, D.C., USA				8,977,000				8,977,000
Wellington, New Zealand				2,770,000				2,770,000
Xiamen, People’s Republic of China		54,048,000		35,534,000				89,582,000
Yangon, Myanmar				2,317,000				2,317,000
Protection of the rights and promotion of welfare of overseas Filipinos				1,258,232,000				1,258,232,000

National Capital Region (NCR)				1,258,232,000				1,258,232,000

Home Office				1,258,232,000				1,258,232,000

Sub-total, Operations		7,477,580,000		12,083,963,000		386,631,000		19,948,174,000

TOTAL NEW APPROPRIATIONS	₱	8,542,120,000	₱	13,953,423,000	₱	1,910,582,000	₱	24,406,125,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	1,930,987

Total Permanent Positions	1,930,987

Other Compensation Common to All
Personnel Economic Relief Allowance	52,056

DECEMBER 25, 2023	OFFICIAL GAZETTE	963
DEPARTMENT OF FOREIGN AFFAIRS

Representation Allowance	20,346
Transportation Allowance	19,794
Clothing and Uniform Allowance	13,014
Mid-Year Bonus - Civilian	160,924
Year End Bonus	160,924
Cash Gift	14,795
Productivity Enhancement Incentive	14,795
Step Increment	4,829

Total Other Compensation Common to All	461,477

Other Compensation for Specific Groups
Overseas Allowance	5,880,327

Total Other Compensation for Specific Groups	5,880,327

Other Benefits
PAG-IBIG Contributions	3,550
PhilHealth Contributions	36,730
Employees Compensation Insurance Premiums	3,550
Terminal Leave	209,094

Total Other Benefits	252,924

Non-Permanent Positions	16,405

Total Personnel Services	8,542,120

Maintenance and Other Operating Expenses
Travelling Expenses	672,639
Training and Scholarship Expenses	83,352
Supplies and Materials Expenses	4,381,766
Utility Expenses	165,148
Communication Expenses	220,373
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	4,538
Professional Services	1,343,467
General Services	341,629
Repairs and Maintenance	155,029
Financial Assistance/Subsidy	1,000,000
Taxes, Insurance Premiums and Other Fees	74,258
Other Maintenance and Operating Expenses
Advertising Expenses	1,295
Printing and Publication Expenses	29,796
Representation Expenses	468,828
Transportation and Delivery Expenses	29,703
Rent/Lease Expenses	2,265,030
Membership Dues and Contributions to Organizations	2,522,682
Subscription Expenses	80,395
Donations	10,011
Bank Transaction Fee	27,583
Other Maintenance and Other Operating Expenses	75,901

964	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Total Maintenance and Other Operating Expenses	13,953,423

Total Current Operating Expenditures	22,495,543

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	1,498,612
Machinery and Equipment Outlay	73,159
Transportation Equipment Outlay	303,819
Furniture, Fixtures and Books Outlay	3,072
Other Property Plant and Equipment Outlay	1,920
Heritage Assets	30,000

Total Capital Outlays	1,910,582

TOTAL NEW APPROPRIATIONS	24,406,125

B. FOREIGN SERVICE INSTITUTE

For general administration and support, and operations, as indicated hereunder	₱	94,360,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support	₱	15,378,000	₱	12,542,000	₱	5,685,000	₱	33,605,000
Operations		41,335,000		19,420,000				60,755,000

FOREIGN SERVICE PERSONNEL DEVELOPMENT AND TECHNICAL RESEARCH PROGRAM		41,335,000		19,420,000				60,755,000

TOTAL NEW APPROPRIATIONS	₱	56,713,000	₱	31,962,000	₱	5,685,000	₱	94,360,000

Special Provision(s)

1. Reporting and Posting Requirements. The Foreign Service Institute (FSI) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) FSI’s website.

The FSI shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

DECEMBER 25, 2023	OFFICIAL GAZETTE	965
DEPARTMENT OF FOREIGN AFFAIRS

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support
General management and supervision	₱	12,627,000	₱	12,542,000	₱	5,685,000	₱	30,854,000
Administration of Personnel Benefits		2,751,000						2,751,000

Sub-total, General Administration and Support		15,378,000		12,542,000		5,685,000		33,605,000

Operations
FOREIGN SERVICE PERSONNEL DEVELOPMENT AND TECHNICAL RESEARCH PROGRAM		41,335,000		19,420,000				60,755,000

Formulation, development, conduct of personnel development, and technical research, publication and dissemination of studies on Philippine foreign policy		41,335,000		19,420,000				60,755,000

Sub-total, Operations		41,335,000		19,420,000				60,755,000

TOTAL NEW APPROPRIATIONS	₱	56,713,000	₱	31,962,000	₱	5,685,000	₱	94,360,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	36,435

Total Permanent Positions	36,435

Other Compensation Common to All
Personnel Economic Relief Allowance	2,016
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	504
Honoraria	5,302
Mid-Year Bonus - Civilian	3,036

966	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Year End Bonus	3,036
Cash Gift	420
Productivity Enhancement Incentive	420
Step Increment	91

Total Other Compensation Common to All	15,185

Other Benefits
PAG-IBIG Contributions	100
PhilHealth Contributions	815
Employees Compensation Insurance Premiums	100
Loyalty Award - Civilian	130
Terminal Leave	2,751

Total Other Benefits	3,896

Non-Permanent Positions	1,197

Total Personnel Services	56,713

Maintenance and Other Operating Expenses
Travelling Expenses	2,288
Training and Scholarship Expenses	3,147
Supplies and Materials Expenses	3,070
Utility Expenses	2,369
Communication Expenses	1,285
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	12,958
General Services	2,000
Repairs and Maintenance	247
Taxes, Insurance Premiums and Other Fees	200
Other Maintenance and Operating Expenses
Advertising Expenses	25
Printing and Publication Expenses	350
Representation Expenses	633
Rent/Lease Expenses	1,130
Membership Dues and Contributions to Organizations	14
Subscription Expenses	2,045
Bank Transaction Fee	3

Total Maintenance and Other Operating Expenses	31,962

Total Current Operating Expenditures	88,675

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	3,885
Transportation Equipment Outlay	1,800

Total Capital Outlays	5,685

TOTAL NEW APPROPRIATIONS	94,360

DECEMBER 25, 2023	OFFICIAL GAZETTE	967
DEPARTMENT OF FOREIGN AFFAIRS

C. TECHNICAL COOPERATION COUNCIL OF THE PHILIPPINES

For general administration and support, and operations, as indicated hereunder	₱	4,169,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support	₱	2,123,000	₱	234,000		₱	2,357,000
Operations				1,812,000			1,812,000

ECONOMIC AND TECHNICAL SKILLS TRAINING PROGRAM				1,812,000			1,812,000

TOTAL NEW APPROPRIATIONS	₱	2,123,000	₱	2,046,000		₱	4,169,000

Special Provision(s)

1. Reporting and Posting Requirements. The Technical Cooperation Council of the Philippines (TCCP) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) TCCP’s website.

The TCCP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General management and supervision	₱	1,821,000	₱	234,000		₱	2,055,000
Administration of Personnel Benefits		302,000					302,000

Sub-total, General Administration and Support		2,123,000		234,000			2,357,000

Operations
ECONOMIC AND TECHNICAL SKILLS TRAINING PROGRAM				1,812,000			1,812,000

968	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Coordination and Conduct of Economic and Technical Skills Training Programs and Services for Developing and Least Developed Countries				1,812,000		1,812,000

Sub-total, Operations				1,812,000		1,812,000

TOTAL NEW APPROPRIATIONS	₱	2,123,000	₱	2,046,000	₱	4,169,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	1,291

Total Permanent Positions	1,291

Other Compensation Common to All
Personnel Economic Relief Allowance	96
Clothing and Uniform Allowance	24
Honoraria	102
Mid-Year Bonus - Civilian	108
Year End Bonus	108
Cash Gift	20
Productivity Enhancement Incentive	20
Step Increment	3

Total Other Compensation Common to All	481

Other Benefits
PAG-IBIG Contributions	5
PhilHealth Contributions	29
Employees Compensation Insurance Premiums	5
Loyalty Award - Civilian	10
Terminal Leave	302

Total Other Benefits	351

Total Personnel Services	2,123

Maintenance and Other Operating Expenses
Travelling Expenses	554
Training and Scholarship Expenses	1,225
Supplies and Materials Expenses	41
Communication Expenses	56

DECEMBER 25, 2023	OFFICIAL GAZETTE	969
DEPARTMENT OF FOREIGN AFFAIRS

Professional Services	1
Taxes, Insurance Premiums and Other Fees	28
Other Maintenance and Operating Expenses
Representation Expenses	80
Rent/Lease Expenses	10
Subscription Expenses	6
Bank Transaction Fee	1
Other Maintenance and Operating Expenses	44

Total Maintenance and Other Operating Expenses	2,046

Total Current Operating Expenditures	4,169

TOTAL NEW APPROPRIATIONS	4,169

D. UNESCO NATIONAL COMMISSION OF THE PHILIPPINES

For general administration and support, and operations, as indicated hereunder	₱	50,636,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support	₱	11,553,000	₱	4,414,000	₱	2,650,000	₱	18,617,000
Operations				32,019,000				32,019,000

UNESCO PROMOTION, IMPLEMENTATION AND COORDINATION PROGRAM				32,019,000				32,019,000

TOTAL NEW APPROPRIATIONS	₱	11,553,000	₱	36,433,000	₱	2,650,000	₱	50,636,000

Special Provision(s)

1. Reporting and Posting Requirements. The UNESCO National Commission of the Philippines (UNACOM) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) UNACOM’s website.

The UNACOM shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

970	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General management and supervision	₱	11,553,000	₱	4,414,000	₱	2,650,000	₱	18,617,000

Sub-total, General Administration and Support		11,553,000		4,414,000		2,650,000		18,617,000

Operations
UNESCO PROMOTION, IMPLEMENTATION AND COORDINATION PROGRAM				32,019,000				32,019,000

Participation in the support for UNESCO programs				31,324,000				31,324,000
Operation of the Southeast Asian Center for Lifelong Learning for Sustainable Development				695,000				695,000

Sub-total, Operations				32,019,000				32,019,000

TOTAL NEW APPROPRIATIONS	₱	11,553,000	₱	36,433,000	₱	2,650,000	₱	50,636,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	8,109

Total Permanent Positions	8,109

Other Compensation Common to All
Personnel Economic Relief Allowance	336
Representation Allowance	222
Transportation Allowance	222
Clothing and Uniform Allowance	84
Honoraria	473
Mid-Year Bonus - Civilian	676
Year End Bonus	676

DECEMBER 25, 2023	OFFICIAL GAZETTE	971
DEPARTMENT OF FOREIGN AFFAIRS

Cash Gift	70
Productivity Enhancement Incentive	70
Step Increment	20

Total Other Compensation Common to All	2,849

Other Benefits
PAG-IBIG Contributions	17
PhilHealth Contributions	154
Employees Compensation Insurance Premiums	17

Total Other Benefits	188

Non-Permanent Positions	407

Total Personnel Services	11,553

Maintenance and Other Operating Expenses
Travelling Expenses	5,995
Training and Scholarship Expenses	12,730
Supplies and Materials Expenses	1,051
Communication Expenses	624
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	100
Professional Services	8,091
Repairs and Maintenance	313
Taxes, Insurance Premiums and Other Fees	60
Other Maintenance and Operating Expenses
Advertising Expenses	5
Printing and Publication Expenses	412
Representation Expenses	200
Rent/Lease Expenses	120
Subscription Expenses	370
Other Maintenance and Operating Expenses	6,362

Total Maintenance and Other Operating Expenses	36,433

Total Current Operating Expenditures	47,986

Capital Outlays
Property, Plant and Equipment Outlay
Transportation Equipment Outlay	2,650

Total Capital Outlays	2,650

TOTAL NEW APPROPRIATIONS	50,636

E. PRESIDENTIAL COMMISSION ON VISITING FORCES

For operations, as indicated hereunder	₱	35,908,000

New Appropriations, by Programs/Projects

972	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
Operations	₱	16,120,000	₱	17,988,000	₱	1,800,000	₱	35,908,000

PRESIDENTIAL OVERSIGHT PROGRAM		16,120,000		17,988,000		1,800,000		35,908,000

TOTAL NEW APPROPRIATIONS	₱	16,120,000	₱	17,988,000	₱	1,800,000	₱	35,908,000

Special Provision(s)

1. Reporting and Posting Requirements. The Presidential Commission on Visiting Forces (PCVF) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) PCVF’s website.

The PCVF shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
Operations
PRESIDENTIAL OVERSIGHT PROGRAM	₱	16,120,000	₱	7,988,000	₱	1,800,000	₱	35,908,000

Engagement, coordination, monitoring, evaluation and assessment of visiting forces agreements		16,120,000		17,988,000		1,800,000		35,908,000

Sub-total, Operations		16,120,000		17,988,000		1,800,000		35,908,000

TOTAL NEW APPROPRIATIONS	₱	16,120,000	₱	17,988,000	₱	1,800,000	₱	35,908,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	973
DEPARTMENT OF FOREIGN AFFAIRS

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Non-Permanent Positions	16,120

Total Personnel Services	16,120

Maintenance and Other Operating Expenses
Travelling Expenses	6,573
Training and Scholarship Expenses	327
Supplies and Materials Expenses	923
Utility Expenses	20
Communication Expenses	612
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	108
Professional Services	1,250
Repairs and Maintenance	103
Other Maintenance and Operating Expenses
Printing and Publication Expenses	682
Representation Expenses	6,130
Rent/Lease Expenses	1,260

Total Maintenance and Other Operating Expenses	17,988

Total Current Operating Expenditures	34,108

Capital Outlays
Property, Plant and Equipment Outlay
Transportation Equipment Outlay	1,800

Total Capital Outlays	1,800

TOTAL NEW APPROPRIATIONS	35,908

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GENERAL APPROPRIATIONS ACT, FY 2024

GENERAL SUMMARY

DEPARTMENT OF FOREIGN AFFAIRS

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	8,542,120,000	₱	13,953,423,000	₱	1,910,582,000	₱	24,406,125,000
B. FOREIGN SERVICE INSTITUTE		56,713,000		31,962,000		5,685,000		94,360,000
C. TECHNICAL COOPERATION COUNCIL OF THE PHILIPPINES		2,123,000		2,046,000				4,169,000
D. UNESCO NATIONAL COMMISSION OF THE PHILIPPINES		11,553,000		36,433,000		2,650,000		50,636,000
E. PRESIDENTIAL COMMISSION ON VISITING FORCES		16,120,000		17,988,000		1,800,000		35,908,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF FOREIGN AFFAIRS	₱	8,628,629,000	₱	14,041,852,000	₱	1,920,717,000	₱	24,591,198,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	975
DEPARTMENT OF HEALTH

XIII. DEPARTMENT OF HEALTH

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	241,080,681,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	13,140,752,000	₱	257,315,000	₱	65,600,000	₱	13,463,667,000
Support to Operations		1,095,876,000		1,348,997,000		738,902,000		3,183,775,000
Operations		65,158,058,000		108,345,627,000		30,667,382,000		204,171,067,000

HEALTH POLICY AND STANDARDS DEVELOPMENT PROGRAM		114,233,000		111,329,000				225,562,000
HEALTH SYSTEMS STRENGTHENING PROGRAM		17,322,978,000		3,630,354,000		28,518,465,000		49,471,797,000
PUBLIC HEALTH PROGRAM		671,227,000		20,292,865,000		285,000,000		21,249,092,000
EPIDEMIOLOGY AND SURVEILLANCE PROGRAM		16,409,000		621,972,000				638,381,000
HEALTH EMERGENCY MANAGEMENT PROGRAM		9,689,000		380,544,000		300,000,000		690,233,000
HEALTH FACILITIES OPERATION PROGRAM		46,102,745,000		23,825,240,000		1,563,917,000		71,491,902,000
HEALTH REGULATORY PROGRAM		920,777,000		139,757,000				1,060,534,000
SOCIAL HEALTH PROTECTION PROGRAM				59,343,566,000				59,343,566,000

Total, Regular Programs		79,394,686,000		109,951,939,000		31,471,884,000		220,818,509,000

B. PROJECT(S)
Locally-Funded Project(s)				20,262,172,000				20,262,172,000

Total, Project(s)				20,262,172,000				20,262,172,000

TOTAL NEW APPROPRIATIONS	₱	79,394,686,000	₱	130,214,111,000	₱	31,471,884,000	₱	241,080,681,000

Special Provision(s)

1. Value-Added Tax Collected from Horse Races. In addition to the amounts appropriated herein, Twenty Nine Million Four Hundred Twenty Thousand Pesos (₱29,420,000) shall be used for the following purposes sourced from Value-Added Tax collected on conduct of horse races by the Manila Jockey Club, Inc. (MJCI) and Philippine Racing Club, Inc. (PRCI) in accordance with Section 6 of R.A. No. 6631, as amended, and Section 8 of R.A. No. 6632, as amended, respectively, and implemented by DOF-DBM J.C. No. 2008-1 dated June 16, 2008:

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GENERAL APPROPRIATIONS ACT, FY 2024

(a) Twenty-four percent (24%) of the collections from MJCI and PRCI to augment the operating requirements of the Philippine Anti-Tuberculosis Society;

(b) Eight percent (8%) of the collections from MJCI and PRCI to augment the operating requirements of the White Cross, Inc.; and

(c) Twenty-eight percent (28%) of the collections from PRCI to augment the operating requirements of the PCSO.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Hospital and Other Health Facilities Income. In addition to the amounts appropriated herein, all income generated from the operation of specialized hospitals, medical centers, other hospitals under the DOH, institute for disease prevention and control, drug abuse treatment and rehabilitation centers and facilities, blood service facilities (blood stations, blood collection units, blood banks, blood centers), and public health laboratories (National Reference Laboratories, Subnational Reference Laboratories, Regional Public Health Laboratories), shall be deposited in an authorized government depository bank and used to augment the hospitals’ and other health facilities’ MOOE and Capital Outlay requirements, to ensure the delivery of people-centered quality healthcare services and patients’ and health workers’ safety as major contributor to the achievement of the Universal Health Care goals, with priority in the Universal Health Care Integration Sites and GIDAs, subject to the guidelines issued jointly by the DBM and DOH.

In no case shall said amount be used for the payment of salaries, allowances and other benefits.

Disbursements or expenditures by the hospitals and other health facilities under the DOH in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

The DOH shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year, its audited financial statements for the immediately preceding year. The Secretary of Health and the agency’s web administrator or his/her equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the DOH website.

3. Fees and Charges of the Bureau of Quarantine. In addition to the amounts appropriated herein, Two Hundred Twenty Three Million Eighty Eight Thousand Pesos (₱223,088,000) for MOOE shall be used for the operational requirements of the Bureau of Quarantine sourced from at least fifty percent (50%) of the fees and charges collected in accordance with Section 9 of R.A. No. 9271.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

4. Fees, Fines, Royalties, and Other Charges of the Food and Drug Administration. In addition to the amounts appropriated herein, Five Hundred Seventeen Million Thirty Two Thousand Pesos (₱517,032,000) shall be used for MOOE sourced from fees, fines, royalties, and other charges collected by the Food and Drug Administration in accordance with R.A. No. 9502 and R.A. No. 9711.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

5. Quick Response Fund. The amount of Five Hundred Million Pesos (₱500,000,000) appropriated herein for the Quick Response Fund (QRF) shall serve as a stand-by fund to be used for the rehabilitation and repair of health facilities, replacement of medical equipment, and provision for emergency medical assistance, including the pre-positioning of medicines, hygiene kits, and medical supplies and equipment, in order that the situation and living conditions of people in communities or areas affected by natural or human-induced calamities, epidemics, crises, and catastrophes, which occurred in the last quarter of the immediately preceding year and those occurring during the current year may be normalized as quickly as possible. In no case shall the QRF be used for pre-disaster activities, such as conduct of training, insurance of assets, and public information and education initiatives, or any other purpose not authorized in this provision.

(CONDITIONAL IMPLEMENTATION – President’s Veto Message, December 20, 2023, Volume I-B, page 782, R.A. No. 11975)

6. Health Facilities Enhancement Program. The amount appropriated herein for the implementation of the Health Facilities Enhancement Program (HFEP) shall be used for the construction, upgrading, or expansion of government health care facilities and purchase of hospital equipment, and medical transport vehicles for such facilities, with priorities in the Universal Health Care sites and GIDAs, including the upgrading of facilities for COVID-19 response and equipping and construction of ongoing projects.

The Department of Public Works and Highways (DPWH) shall implement the infrastructure projects for all Centers for Health Development (CHDs) under the HFEP costing more than Five Million Pesos (₱5,000,000). However, the following infrastructure projects shall be retained under the DOH for implementation:

(a) HFEP projects with approved Multi-Year Contractual Authority (MYCA);

(b) HFEP infrastructure projects of the Specialty Hospitals;

(c) HFEP projects of DOH hospitals, excluding those in the Legacy Projects; and

(d) HFEP-funded DOH Central Office projects.

The DPWH shall ensure that the implementation of the delegated HFEP projects strictly conform to the General and Special Provisions in this Act. Funds intended for the aforementioned projects shall be directly released to DPWH. The DOH and DPWH shall issue the necessary guidelines to implement this provision.

In the implementation of other infrastructure projects under the HFEP, the DOH may enter into a Memorandum of Agreement (MOA) with the appropriate government agency or local government unit (LGU) with the capability to implement the project, in accordance with Section 96 of the General Provisions of this Act. The implementation of the project must comply with the original timeline of construction except in cases of unforeseen or fortuitous events, subject to the guidelines to be issued by the DOH specifically for this purpose.

The transfer of funds for HFEP projects under MOA with Specialty Hospitals and Ministry of Health-Bangsamoro Autonomous Region in Muslim Mindanao (MOH-BJ\RMM) shall be subject to the necessary guidelines to implement this provision, the MOA on the transfer of funds, and the existing budgeting, accounting and auditing rules and regualations.

The DOH, through the CHDs, shall conduct oversight on the implementation of health infrastructure projects, particularly the completion of project timelines and budget releases, and shall provide healthcare expertise in terms of the specific standards and requirements of the facilities to ensure their functionality in terms of design and layout.

DECEMBER 25, 2023	OFFICIAL GAZETTE	977
DEPARTMENT OF HEALTH

In the implementation of infrastructure projects costing more than One Million Pesos (₱1,000,000), the DOH is authorized to deduct not more than one percent (1%) of the project cost to be used for administrative overhead expenses: Provided, That the administrative overhead expenses of projects to be implemented by the DPWH shall not exceed one half of one percent (0.5%).

The details of the HFEP are provided in Volume No. I-B of this Act.

7. Medical Assistance to Indigent and Financially-Incapacitated Patients. The amount appropriated herein under Medical Assistance to Indigent and Financially-Incapacitated Patients shall be used for hospitalization and medical assistance to indigent or financially-incapacitated patients, including, but not limited to, in-patient services, outpatient services, comprehensive check-ups, emergency services, drugs and medicines as approved by the Food and Drug Administration, and professional fees, subject to the guidelines issued by the DOH. In no case shall more than two percent (2%) of said amount be used for administrative expenses.

The Centers for Health Development (CHDs), through their respective CHD Directors, may enter into a Memorandum of Agreement (MOA) with health facilities such as, but not limited to, specialty hospitals, State Universities and Colleges (SUC) hospitals, and LGU hospitals for health and medical services, including clinical laboratories, and primary health care facilities both private and public, intended for the indigent and financially-incapacitated patients, subject to the guidelines issued by the DOH.

Likewise, the CHDs may also enter into a Memorandum of Agreement with private hospitals and clinical laboratories for health and medical services intended for the indigent or financially-incapacitated patients, which the government hospitals are unable to provide, subject to the guidelines issued by the DOH. The medical assistance to indigent or financially-incapacitated patients shall also apply to emergency cases handled by private health facilities: Provided, That the private health facility where the patient is brought is the closest in distance and is able to provide the services needed by the patient at the time of emergency.

Unless there is a valid ground for refusal, it shall be unlawful for a health facility, whether public or private, that has entered into a MOA with the CHD under this special provision, to refuse to accept the guarantee letter, coupon, check, or voucher issued by the DOH as full or partial payment of the obligation of the qualified beneficiary under the MAIP program.

Release of subsequent funds for the medical assistance by the DOH to specialty, SUC and LGU hospitals shall be through the CHDs and made only when at least fifty percent (50%) of the amount previously transferred has been liquidated in accordance with accounting and auditing rules and regulations.

The DOH, in accordance with R.A. No. 10173 or the Data Privacy Act of 2012, shall post on its website the name of recipient hospitals, and the age, gender, city/municipality, and disease of recipient indigent and financially-incapacitated patients for purposes of accountability and research, subject to the guidelines to be issued by the DOH.

8. Philippine Multisectoral Nutrition Project (PMNP). The amount of Three Hundred Million Pesos (₱300,000,000) appropriated herein shall be used for the identification, delivery of services to, and monitoring of nutritionally at-risk poor pregnant women in 5th to 6th class municipalities outside and within PMNP intervention areas. Of this amount:

(a) Two Hundred Twenty Three Million Seven Hundred Seventy Two Thousand Pesos (₱223,772,000) is appropriated under Public Health Management for services, physical development assistance through small value equipment for improvement of Rural Health Units (RHUs) and Barangay Health Stations (BHS) to adhere to DOH service standards for primary care facilities, community volunteer deployment, health promotion, and the development of relevant information systems; and

(b) Seventy Six Million Two Hundred Twenty Eight Thousand Pesos (₱76,228,000) under Family Health, Immunization, Nutrition and Responsible Parenting for commodities for the delivery of micronutrient and dietary supplementation.

Procurement for this budget item shall be undertaken in accordance with R.A. No. 9184 and its revised implementing rules and regulations.

9. Department of Health Pre-Service Scholarship Program. The amount appropriated herein for the DOH Pre-Service Scholarship Program shall be used to provide scholarships to aspiring medical and allied health professionals. Applicants to the Program must pass the required entrance examinations of any DOH-partner school and comply with the criteria prescribed by the DOH, with priority given to: Indigenous Peoples (IPs), those residing in GIDAs or areas with IP communities, and those who belong to the low-income bracket, as determined by the PSA. After passing the board examination, the scholars of the Program shall render return service to the government in accordance with the guidelines issued by the DOH.

The DOH Pre-Service Scholarship Program will transition to the Commission on Higher Education (CHED) to implement the expansion of existing and new allied and health related degrees pursuant to Section 25 of R.A. No. 11223 (Universal Health Care Act). The amount of Sixteen Million Nine Hundred Forty Seven Thousand Six Hundred Pesos (₱16,947,600) for medical technology and pharmacy scholars shall be directly released to CHED to implement the scholarship program.

The DOH and CHED shall develop a database that will effectively provide periodic monitoring of the scholarship program.

This provision shall be subject to the guidelines to be issued by the DOH and CHED.

10. Purchase and Allocation of Drugs, Medicines and Vaccines. The amount of Twenty Seven Billion Nine Hundred Seven Million Four Hundred Thirty Five Thousand Pesos (₱27,907,435,000) appropriated herein shall be used for the procurement of drugs, medicines and vaccines, including medical and dental supplies for distribution to government health care facilities. Of said amount, eighty percent (80%) shall be allocated to provinces where the incidence of diseases is high.

11. Advance Payment for Drugs and Vaccines Not Locally Available. The DOH is authorized to deposit or pay in advance the amount necessary for the procurement of drugs and vaccines, not locally available, from the World Health Organization, United Nations Children’s Fund, and other specialized agencies of the United Nations, international organizations or international financing institutions.

12. Cancer Control Program. Of the amount appropriated herein under the Prevention and Control of Non-Communicable Diseases, One Billion Twenty Four Million Sixty Three Thousand One Hundred Forty Pesos (₱1,024,063,140) for the National Integrated Cancer Control Program shall be used to cover the cost of cancer prevention, detection, treatment and care as components of the established National Integrated Cancer Control Program pursuant to R.A. No. 11215 and its IRR.

The said budget will be used exclusively for the procurement and delivery of cancer, supportive care and palliative care medicines covering the eight treatable cancer types.

978	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

13. Cancer Assistance Fund. The amount of One Billion Two Hundred Fifty Million Pesos (₱1,250,000,000) appropriated herein for Cancer Assistance Fund shall be used to fund the cost of cancer prevention, screening, early detection, diagnosis, treatment and its care-related components, including the needed diagnostics and laboratories for the eight (8) focus cancer types for cancer patients, persons living with cancer, cancer survivors, and high-risk individuals, subject to existing guidelines issued by DOH.

14. Public Health Emergency Benefits and Allowances for Health Care and Non-Health Care Workers. The amount of Nineteen Billion Nine Hundred Sixty Two Million One Hundred Seventy Two Thousand Pesos (₱19,962,172,000) appropriated herein shall be used for payment of arrears reckoning FY 2020 for the grant of COVID-19 sickness and compensation, and reckoning July 1, 2021 for the grant of Health Emergency Allowance based on the rationalized identification of eligible health facilities involved in COVID-19 response pursuant to R.A. No. 11712.

15. Implementation of National Health Workforce Support System. In the deployment of doctors, midwives, nurses and other health-related workers, the DOH shall give priority to the following: (i) 5th and 6th class municipalities; (ii) GIDAs; (iii) IP communities; (iv) where the absolute number of poor and the incidence of poverty are high as identified in the latest official poverty statistics of the PSA; and (v) municipalities unable to achieve Human Resources for Health standards, to include priority government health facilities.

16. Green Health Facilities. The DOH shall, as much as possible, promote the greening of hospitals and health facilities, including the improvement of energy and water efficiency and conservation, sustainable cooling systems, and sustainable healthcare waste management.

17. Direct Release of Research and Research-Related Funds to Other National Government Agencies, Government-Owned and Controlled-Corporations and Higher Education Institutes. The amounts appropriated herein for Research and Research-Related activities or projects shall be directly released to the following National Government Agencies (NGAs), Government-Owned and-Controlled Corporations (GOCCs) and Higher Education Institutes (HEIs):

(a) Five Million Pesos (₱5,000,000) under Health Sector Research Development shall be directly released to the National Economic and Development Authority (NEDA) for the implementation of various evaluation studies and activities pursuant to Section 39 of R.A. No. 11223;

(b) Nine Million Pesos (₱9,000,000) under Public Health Management shall be directly released to Philippine Heart Center for the Puso Registry Project; and

(c) Twenty Million Pesos (₱20,000,000) under Public Health Management shall be directly released to Philippine Institute for Development Studies (PIDS) for policy development of comprehensive outpatient benefits and diagnosis-related groupings through the creation of the Center for Healthcare Finance and Economics (CHFE).

The release of funds shall be subject to existing budgeting, accounting and auditing rules and regulations.

The DOH shall submit to the DBM, Speaker of the House of Representatives, President of the Senate of the Philippines, House Committee on Appropriations and Senate Committee on Finance, either in printed form or by way of electronic document, quarterly reports on the status of the research projects funded herein and the utilization of funds transferred. The head of the respective government agencies and their web administrator or his/her equivalent shall be responsible for ensuring that said quarterly reports are likewise posted in their websites.

18. Filling Up of Vacant Positions. The DOH shall take all appropriate measures to fill up its existing vacant positions before December 31, 2024.

For this purpose, the DOH Secretary is hereby mandated to submit quarterly status reports to the Senate Committee on Health and Demography and the House Committee on Health of the implementation of this provision, not later than the tenth day after the close of the quarter.

19. Grant of Honoraria. Non-DOH members of special, technical, and advisory boards/ committees/ councils/ working groups convened by DOH in support to UHC implementation and its strategic operations, except those who are employees of government or contractually engaged as consultants, shall be provided with honoraria subject to guidelines to be issued jointly by DOH and DBM, in accordance with the General Provision on honoraria in this Act.

20. Reporting and Posting Requirements. The DOH shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) DOH’s website.

The DOH shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

21. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	364,840,000	₱	257,315,000	₱	65,600,000	₱	687,755,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	979
DEPARTMENT OF HEALTH

National Capital Region (NCR)	364,840,000	257,315,000	65,600,000	687,755,000

Central Office	364,840,000	257,315,000	65,600,000	687,755,000
Administration of Personnel Benefits	12,775,912,000			12,775,912,000

National Capital Region (NCR)	12,775,912,000			12,775,912,000

Central Office	12,775,912,000			12,775,912,000

Sub-total, General Administration and Support	13,140,752,000	257,315,000	65,600,000	13,463,667,000

Support to Operations
Health Information Technology	7,697,000	272,880,000	637,900,000	918,477,000

National Capital Region (NCR)	7,697,000	272,880,000	637,900,000	918,477,000

Central Office	7,697,000	272,880,000	637,900,000	918,477,000
Operations of Regional Offices	1,088,179,000	222,524,000		1,310,703,000

National Capital Region (NCR)	37,356,000	16,220,000		53,576,000

Metro Manila Centers for Health Development	37,356,000	16,220,000		53,576,000
Region I - Ilocos	41,367,000	9,049,000		50,416,000

Ilocos Centers for Health Development	41,367,000	9,049,000		50,416,000
Cordillera Administrative Region (CAR)	61,909,000	6,342,000		68,251,000

Cordillera Centers for Health Development	61,909,000	6,342,000		68,251,000
Region II - Cagayan Valley	74,959,000	9,288,000		84,247,000

Cagayan Valley Centers for Health Development	74,959,000	9,288,000		84,247,000
Region III - Central Luzon	131,786,000	25,362,000		157,148,000

Central Luzon Centers for Health Development	131,786,000	25,362,000		157,148,000
Region IVA - CALABARZON	102,497,000	10,364,000		112,861,000

CALABARZON Centers for Health Development	102,497,000	10,364,000		112,861,000
Region IVB - MIMAROPA	56,977,000	12,229,000		69,206,000

MIMAROPA Centers for Health Development	56,977,000	12,229,000		69,206,000
Region V - Bicol	73,808,000	11,331,000		85,139,000

Bicol Centers for Health Development	73,808,000	11,331,000		85,139,000
Region VI - Western Visayas	81,346,000	16,391,000		97,737,000

Western Visayas Centers for Health Development	81,346,000	16,391,000		97,737,000

980	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region VII - Central Visayas	28,433,000	20,026,000		48,459,000

Central Visayas Centers for Health Development	28,433,000	20,026,000		48,459,000
Region VIII - Eastern Visayas	87,473,000	11,768,000		99,241,000

Eastern Visayas Centers for Health Development	87,473,000	11,768,000		99,241,000
Region IX - Zamboanga Peninsula	58,261,000	38,029,000		96,290,000

Zamboanga Peninsula Centers for Health Development	58,261,000	38,029,000		96,290,000
Region X - Northern Mindanao	66,344,000	6,226,000		72,570,000

Northern Mindanao Centers for Health Development	66,344,000	6,226,000		72,570,000
Region XI - Davao	58,116,000	16,361,000		74,477,000

Davao Region Centers for Health Development	58,116,000	16,361,000		74,477,000
Region XII - SOCCSKSARGEN	60,591,000	8,058,000		68,649,000

SOCCSKSARGEN Centers for Health Development	60,591,000	8,058,000		68,649,000
Region XIII - Caraga	66,956,000	5,480,000		72,436,000

Caraga Centers for Health Development	66,956,000	5,480,000		72,436,000
Procurement and Supply Chain Management Service		853,593,000	101,002,000	954,595,000

National Capital Region (NCR)		853,593,000	101,002,000	954,595,000

Central Office		853,593,000	101,002,000	954,595,000

Sub-total, Support to Operations	1,095,876,000	1,348,997,000	738,902,000	3,183,775,000

Operations
HEALTH POLICY AND STANDARDS DEVELOPMENT PROGRAM	114,233,000	111,329,000		225,562,000

International Health Policy Development and Cooperation	25,229,000	13,817,000		39,046,000

National Capital Region (NCR)	25,229,000	13,817,000		39,046,000

Central Office	25,229,000	13,817,000		39,046,000
Health Sector Policy and Plan Development	34,250,000	12,914,000		47,164,000

National Capital Region (NCR)	34,250,000	12,914,000		47,164,000

Central Office	34,250,000	12,914,000		47,164,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	981
DEPARTMENT OF HEALTH

Health Sector Research Development	54,754,000	84,598,000	139,352,000

National Capital Region (NCR)	54,754,000	54,727,000	109,481,000

Central Office	54,754,000	52,499,000	107,253,000
Metro Manila Centers for Health Development		2,228,000	2,228,000
Region I - Ilocos		2,405,000	2,405,000

Ilocos Centers for Health Development		2,405,000	2,405,000
Cordillera Administrative Region (CAR)		1,830,000	1,830,000

Cordillera Centers for Health Development		1,830,000	1,830,000
Region II - Cagayan Valley		1,920,000	1,920,000

Cagayan Valley Centers for Health Development		1,920,000	1,920,000
Region III - Central Luzon		2,718,000	2,718,000

Central Luzon Centers for Health Development		2,718,000	2,718,000
Region IVA - CALABARZON		2,661,000	2,661,000

CALABARZON Centers for Health Development		2,661,000	2,661,000
Region IVB - MIMAROPA		1,675,000	1,675,000

MIMAROPA Centers for Health Development		1,675,000	1,675,000
Region V - Bicol		2,126,000	2,126,000

Bicol Centers for Health Development		2,126,000	2,126,000
Region VI - Western Visayas		1,141,000	1,141,000

Western Visayas Centers for Health Development		1,141,000	1,141,000
Region VII - Central Visayas		2,355,000	2,355,000

Central Visayas Centers for Health Development		2,355,000	2,355,000
Region VIII - Eastern Visayas		2,506,000	2,506,000

Eastern Visayas Centers for Health Development		2,506,000	2,506,000
Region IX - Zamboanga Peninsula		1,506,000	1,506,000

Zamboanga Peninsula Centers for Health Development		1,506,000	1,506,000
Region X - Northern Mindanao		1,988,000	1,988,000

Northern Mindanao Centers for Health Development		1,988,000	1,988,000

982	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region XI - Davao		1,729,000		1,729,000

Davao Region Centers for Health Development		1,729,000		1,729,000
Region XII - SOCCSKSARGEN		1,471,000		1,471,000

SOCCSKSARGEN Centers for Health Development		1,471,000		1,471,000
Region XIII - Caraga		1,840,000		1,840,000

Caraga Centers for Health Development		1,840,000		1,840,000
HEALTH SYSTEMS STRENGTHENING PROGRAM	17,322,978,000	3,630,354,000	28,518,465,000	49,471,797,000

SERVICE DELIVERY SUB-PROGRAM	54,851,000	912,453,000	28,518,465,000	29,485,769,000

Health Facility Policy and Plan Development	42,349,000	112,854,000		155,203,000

National Capital Region (NCR)	42,349,000	112,854,000		155,203,000

Central Office	42,349,000	112,854,000		155,203,000
Health Facilities Enhancement Program		63,672,000	28,518,465,000	28,582,137,000

National Capital Region (NCR)		63,672,000	28,518,465,000	28,582,137,000

Central Office		63,672,000	28,518,465,000	28,582,137,000
Local Health Systems Development and Assistance	12,502,000	616,532,000		629,034,000

National Capital Region (NCR)	12,502,000	94,406,000		106,908,000

Central Office	12,502,000	55,600,000		68,102,000
Metro Manila Centers for Health Development		38,806,000		38,806,000
Region I - Ilocos		39,834,000		39,834,000

Ilocos Centers for Health Development		39,834,000		39,834,000
Cordillera Administrative Region (CAR)		48,561,000		48,561,000

Cordillera Centers for Health Development		48,561,000		48,561,000
Region II - Cagayan Valley		41,410,000		41,410,000

Cagayan Valley Centers for Health Development		41,410,000		41,410,000
Region III - Central Luzon		36,452,000		36,452,000

Central Luzon Centers for Health Development		36,452,000		36,452,000
Region IVA - CALABARZON		32,021,000		32,021,000

CALABARZON Centers for Health Development		32,021,000		32,021,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	983
DEPARTMENT OF HEALTH

Region IVB - MIMAROPA		34,683,000	34,683,000

MIMAROPA Centers for Health Development		34,683,000	34,683,000
Region V - Bicol		28,511,000	28,511,000

Bicol Centers for Health Development		28,511,000	28,511,000
Region VI - Western Visayas		45,813,000	45,813,000

Western Visayas Centers for Health Development		45,813,000	45,813,000
Region VII - Central Visayas		27,300,000	27,300,000

Central Visayas Centers for Health Development		27,300,000	27,300,000
Region VIII - Eastern Visayas		45,634,000	45,634,000

Eastern Visayas Centers for Health Development		45,634,000	45,634,000
Region IX - Zamboanga Peninsula		24,814,000	24,814,000

Zamboanga Peninsula Centers for Health Development		24,814,000	24,814,000
Region X - Northern Mindanao		33,718,000	33,718,000

Northern Mindanao Centers for Health Development		33,718,000	33,718,000
Region XI - Davao		31,742,000	31,742,000

Davao Region Centers for Health Development		31,742,000	31,742,000
Region XII - SOCCSKSARGEN		24,929,000	24,929,000

SOCCSKSARGEN Centers for Health Development		24,929,000	24,929,000
Region XIII - Caraga		26,704,000	26,704,000

Caraga Centers for Health Development		26,704,000	26,704,000
Pharmaceutical Management		119,395,000	119,395,000

National Capital Region (NCR)		119,395,000	119,395,000

Central Office		119,395,000	119,395,000
HEALTH HUMAN RESOURCE SUB-PROGRAM	17,239,714,000	1,003,912,000	18,243,626,000

Human Resources for Health (HRH) and Institutional Capacity Management	37,619,000	227,324,000	264,943,000

National Capital Region (NCR)	37,619,000	212,324,000	249,943,000

Central Office	37,619,000	211,324,000	248,943,000
Metro Manila Centers for Health Development		1,000,000	1,000,000

984	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region I - Ilocos	1,000,000	1,000,000

Ilocos Centers for Health Development	1,000,000	1,000,000
Cordillera Administrative Region (CAR)	1,000,000	1,000,000

Cordillera Centers for Health Development	1,000,000	1,000,000
Region II - Cagayan Valley	1,000,000	1,000,000

Cagayan Valley Centers for Health Development	1,000,000	1,000,000
Region III - Central Luzon	1,000,000	1,000,000

Central Luzon Centers for Health Development	1,000,000	1,000,000
Region IVA - CALABARZON	1,000,000	1,000,000

CALABARZON Centers for Health Development	1,000,000	1,000,000
Region IVB - MIMAROPA	1,000,000	1,000,000

MIMAROPA Centers for Health Development	1,000,000	1,000,000
Region V - Bicol	1,000,000	1,000,000

Bicol Centers for Health Development	1,000,000	1,000,000
Region VI - Western Visayas	1,000,000	1,000,000

Western Visayas Centers for Health Development	1,000,000	1,000,000
Region VII - Central Visayas	1,000,000	1,000,000

Central Visayas Centers for Health Development	1,000,000	1,000,000
Region VIII - Eastern Visayas	1,000,000	1,000,000

Eastern Visayas Centers for Health Development	1,000,000	1,000,000
Region IX - Zamboanga Peninsula	1,000,000	1,000,000

Zamboanga Peninsula Centers for Health Development	1,000,000	1,000,000
Region X - Northern Mindanao	1,000,000	1,000,000

Northern Mindanao Centers for Health Development	1,000,000	1,000,000
Region XI - Davao	1,000,000	1,000,000

Davao Region Centers for Health Development	1,000,000	1,000,000
Region XII - SOCCSKSARGEN	1,000,000	1,000,000

SOCCSKSARGEN Centers for Health Development	1,000,000	1,000,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	985
DEPARTMENT OF HEALTH

Region XIII - Caraga		1,000,000	1,000,000

Caraga Centers for Health Development		1,000,000	1,000,000
National Health Workforce Support System (NHWSS)	17,202,095,000	776,588,000	17,978,683,000

National Capital Region (NCR)	14,206,242,000	550,595,000	14,756,837,000

Central Office	14,205,558,000	533,107,000	14,738,665,000
Metro Manila Centers for Health Development	684,000	17,488,000	18,172,000
Region I - Ilocos	135,771,000	41,987,000	177,758,000

Ilocos Centers for Health Development	135,771,000	41,987,000	177,758,000
Cordillera Administrative Region (CAR)	113,785,000	1,090,000	114,875,000

Cordillera Centers for Health Development	113,785,000	1,090,000	114,875,000
Region II - Cagayan Valley	119,278,000	21,701,000	140,979,000

Cagayan Valley Centers for Health Development	119,278,000	21,701,000	140,979,000
Region III - Central Luzon	335,492,000	3,923,000	339,415,000

Central Luzon Centers for Health Development	335,492,000	3,923,000	339,415,000
Region IVA - CALABARZON	391,502,000	8,586,000	400,088,000

CALABARZON Centers for Health Development	391,502,000	8,586,000	400,088,000
Region IVB - MIMAROPA	140,753,000	2,862,000	143,615,000

MIMAROPA Centers for Health Development	140,753,000	2,862,000	143,615,000
Region V - Bicol	297,057,000	7,399,000	304,456,000

Bicol Centers for Health Development	297,057,000	7,399,000	304,456,000
Region VI - Western Visayas	283,571,000	38,581,000	322,152,000

Western Visayas Centers for Health Development	283,571,000	38,581,000	322,152,000
Region VII - Central Visayas	208,263,000	12,094,000	220,357,000

Central Visayas Centers for Health Development	208,263,000	12,094,000	220,357,000
Region VIII - Eastern Visayas	220,832,000	16,928,000	237,760,000

Eastern Visayas Centers for Health Development	220,832,000	16,928,000	237,760,000
Region IX - Zamboanga Peninsula	160,157,000	2,453,000	162,610,000

Zamboanga Peninsula Centers for Health Development	160,157,000	2,453,000	162,610,000

986	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region X - Northern Mindanao	178,101,000	27,309,000	205,410,000

Northern Mindanao Centers for Health Development	178,101,000	27,309,000	205,410,000
Region XI - Davao	165,865,000	34,674,000	200,539,000

Davao Region Centers for Health Development	165,865,000	34,674,000	200,539,000
Region XII - SOCCSKSARGEN	149,096,000	6,133,000	155,229,000

SOCCSKSARGEN Centers for Health Development	149,096,000	6,133,000	155,229,000
Region XIII - Caraga	96,330,000	273,000	96,603,000

Caraga Centers for Health Development	96,330,000	273,000	96,603,000
HEALTH PROMOTION SUB-PROGRAM	28,413,000	1,713,989,000	1,742,402,000

Health Promotion	28,413,000	1,713,989,000	1,742,402,000

National Capital Region (NCR)	28,413,000	1,066,383,000	1,094,796,000

Central Office	28,413,000	1,009,426,000	1,037,839,000
Metro Manila Centers for Health Development		56,957,000	56,957,000
Region I - Ilocos		36,277,000	36,277,000

Ilocos Centers for Health Development		36,277,000	36,277,000
Cordillera Administrative Region (CAR)		18,321,000	18,321,000

Cordillera Centers for Health Development		18,321,000	18,321,000
Region II - Cagayan Valley		19,815,000	19,815,000

Cagayan Valley Centers for Health Development		19,815,000	19,815,000
Region III - Central Luzon		46,093,000	46,093,000

Central Luzon Centers for Health Development		46,093,000	46,093,000
Region IVA - CALABARZON		38,516,000	38,516,000

CALABARZON Centers for Health Development		38,516,000	38,516,000
Region IVB - MIMAROPA		37,985,000	37,985,000

MIMAROPA Centers for Health Development		37,985,000	37,985,000
Region V - Bicol		42,718,000	42,718,000

Bicol Centers for Health Development		42,718,000	42,718,000
Region VI - Western Visayas		60,403,000	60,403,000

Western Visayas Centers for Health Development		60,403,000	60,403,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	987
DEPARTMENT OF HEALTH

Region VII - Central Visayas		37,969,000		37,969,000

Central Visayas Centers for Health Development		37,969,000		37,969,000
Region VIII - Eastern Visayas		133,594,000		133,594,000

Eastern Visayas Centers for Health Development		133,594,000		133,594,000
Region IX - Zamboanga Peninsula		37,755,000		37,755,000

Zamboanga Peninsula Centers for Health Development		37,755,000		37,755,000
Region X - Northern Mindanao		41,797,000		41,797,000

Northern Mindanao Centers for Health Development		41,797,000		41,797,000
Region XI - Davao		34,435,000		34,435,000

Davao Region Centers for Health Development		34,435,000		34,435,000
Region XII - SOCCSKSARGEN		36,007,000		36,007,000

SOCCSKSARGEN Centers for Health Development		36,007,000		36,007,000
Region XIII - Caraga		25,921,000		25,921,000

Caraga Centers for Health Development		25,921,000		25,921,000
PUBLIC HEALTH PROGRAM	671,227,000	20,292,865,000	285,000,000	21,249,092,000

PUBLIC HEALTH MANAGEMENT SUB-PROGRAM	671,227,000	4,120,037,000		4,791,264,000

Public Health Management	671,227,000	4,120,037,000		4,791,264,000

National Capital Region (NCR)	58,721,000	1,668,406,000		1,727,127,000

Central Office	467,000	1,525,767,000		1,526,234,000
Metro Manila Centers for Health Development	58,254,000	142,639,000		200,893,000
Region I - Ilocos	64,634,000	120,565,000		185,199,000

Ilocos Centers for Health Development	64,634,000	120,565,000		185,199,000
Cordillera Administrative Region (CAR)	30,638,000	84,742,000		115,380,000

Cordillera Centers for Health Development	30,638,000	84,742,000		115,380,000
Region II - Cagayan Valley	33,020,000	208,024,000		241,044,000

Cagayan Valley Centers for Health Development	33,020,000	208,024,000		241,044,000
Region III - Central Luzon	38,495,000	246,360,000		284,855,000

Central Luzon Centers for Health Development	38,495,000	246,360,000		284,855,000

988	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region IVA - CALABARZON	39,947,000	178,348,000	218,295,000

CALABARZON Centers for Health Development	39,947,000	178,348,000	218,295,000
Region IVB - MIMAROPA	33,896,000	165,772,000	199,668,000

MIMAROPA Centers for Health Development	33,896,000	165,772,000	199,668,000
Region V - Bicol	33,094,000	160,000,000	193,094,000

Bicol Centers for Health Development	33,094,000	160,000,000	193,094,000
Region VI - Western Visayas	36,671,000	276,242,000	312,913,000

Western Visayas Centers for Health Development	36,671,000	276,242,000	312,913,000
Region VII - Central Visayas	89,383,000	142,279,000	231,662,000

Central Visayas Centers for Health Development	89,383,000	142,279,000	231,662,000
Region VIII - Eastern Visayas	37,854,000	213,922,000	251,776,000

Eastern Visayas Centers for Health Development	37,854,000	213,922,000	251,776,000
Region IX - Zamboanga Peninsula	37,051,000	100,493,000	137,544,000

Zamboanga Peninsula Centers for Health Development	37,051,000	100,493,000	137,544,000
Region X - Northern Mindanao	34,103,000	169,800,000	203,903,000

Northern Mindanao Centers for Health Development	34,103,000	169,800,000	203,903,000
Region XI - Davao	39,383,000	118,100,000	157,483,000

Davao Region Centers for Health Development	39,383,000	118,100,000	157,483,000
Region XII - SOCCSKSARGEN	39,312,000	126,592,000	165,904,000

SOCCSKSARGEN Centers for Health Development	39,312,000	126,592,000	165,904,000
Region XIII - Caraga	25,025,000	140,392,000	165,417,000

Caraga Centers for Health Development	25,025,000	140,392,000	165,417,000
ENVIRONMENTAL AND OCCUPATIONAL HEALTH SUB-PROGRAM		119,988,000	119,988,000

Environmental and Occupational Health		119,988,000	119,988,000

National Capital Region (NCR)		119,988,000	119,988,000

Central Office		119,988,000	119,988,000
FAMILY HEALTH SUB-PROGRAM		8,338,215,000	8,338,215,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	989
DEPARTMENT OF HEALTH

Family Health, Immunization, Nutrition and Responsible Parenting	7,588,296,000	7,588,296,000

National Capital Region (NCR)	7,043,543,000	7,043,543,000

Central Office	6,980,459,000	6,980,459,000
Metro Manila Centers for Health Development	63,084,000	63,084,000
Region I - Ilocos	35,753,000	35,753,000

Ilocos Centers for Health Development	35,753,000	35,753,000
Cordillera Administrative Region (CAR)	8,236,000	8,236,000

Cordillera Centers for Health Development	8,236,000	8,236,000
Region II - Cagayan Valley	28,048,000	28,048,000

Cagayan Valley Centers for Health Development	28,048,000	28,048,000
Region III - Central Luzon	49,121,000	49,121,000

Central Luzon Centers for Health Development	49,121,000	49,121,000
Region IVA - CALABARZON	51,719,000	51,719,000

CALABARZON Centers for Health Development	51,719,000	51,719,000
Region IVB - MIMAROPA	13,375,000	13,375,000

MIMAROPA Centers for Health Development	13,375,000	13,375,000
Region V - Bicol	42,511,000	42,511,000

Bicol Centers for Health Development	42,511,000	42,511,000
Region VI - Western Visayas	51,879,000	51,879,000

Western Visayas Centers for Health Development	51,879,000	51,879,000
Region VII - Central Visayas	19,550,000	19,550,000

Central Visayas Centers for Health Development	19,550,000	19,550,000
Region VIII - Eastern Visayas	76,994,000	76,994,000

Eastern Visayas Centers for Health Development	76,994,000	76,994,000
Region IX - Zamboanga Peninsula	31,732,000	31,732,000

Zamboanga Peninsula Centers for Health Development	31,732,000	31,732,000
Region X - Northern Mindanao	33,766,000	33,766,000

Northern Mindanao Centers for Health Development	33,766,000	33,766,000

990	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region XI - Davao	40,846,000		40,846,000

Davao Region Centers for Health Development	40,846,000		40,846,000
Region XII - SOCCSKSARGEN	29,090,000		29,090,000

SOCCSKSARGEN Centers for Health Development	29,090,000		29,090,000
Region XIII - Caraga	32,133,000		32,133,000

Caraga Centers for Health Development	32,133,000		32,133,000
Family Planning and Reproductive Health	749,919,000		749,919,000

National Capital Region (NCR)	749,919,000		749,919,000

Central Office	749,919,000		749,919,000
PREVENTION AND CONTROL OF COMMUNICABLE DISEASES SUB-PROGRAM	5,967,853,000	285,000,000	6,252,853,000

Prevention and Control of Communicable Diseases	5,953,032,000	285,000,000	6,238,032,000

National Capital Region (NCR)	5,042,890,000		5,042,890,000

Central Office	5,028,531,000		5,028,531,000
Metro Manila Centers for Health Development	14,359,000		14,359,000
Region I - Ilocos	91,875,000	20,000,000	111,875,000

Ilocos Centers for Health Development	91,875,000	20,000,000	111,875,000
Cordillera Administrative Region (CAR)	24,139,000	3,000,000	27,139,000

Cordillera Centers for Health Development	24,139,000	3,000,000	27,139,000
Region II - Cagayan Valley	81,990,000	20,000,000	101,990,000

Cagayan Valley Centers for Health Development	81,990,000	20,000,000	101,990,000
Region III - Central Luzon	28,964,000		28,964,000

Central Luzon Centers for Health Development	28,964,000		28,964,000
Region IVA - CALABARZON	112,462,000	50,000,000	162,462,000

CALABARZON Centers for Health Development	112,462,000	50,000,000	162,462,000
Region IVB - MIMAROPA	122,028,000	30,000,000	152,028,000

MIMAROPA Centers for Health Development	122,028,000	30,000,000	152,028,000
Region V - Bicol	1,135,000		1,135,000

Bicol Centers for Health Development	1,135,000		1,135,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	991
DEPARTMENT OF HEALTH

Region VI - Western Visayas		88,426,000	5,000,000	93,426,000

Western Visayas Centers for Health Development		88,426,000	5,000,000	93,426,000
Region VII - Central Visayas		113,641,000	40,000,000	153,641,000

Central Visayas Centers for Health Development		113,641,000	40,000,000	153,641,000
Region VIII - Eastern Visayas		1,221,000		1,221,000

Eastern Visayas Centers for Health Development		1,221,000		1,221,000
Region IX - Zamboanga Peninsula		44,837,000	57,000,000	101,837,000

Zamboanga Peninsula Centers for Health Development		44,837,000	57,000,000	101,837,000
Region X - Northern Mindanao		66,804,000	30,000,000	96,804,000

Northern Mindanao Centers for Health Development		66,804,000	30,000,000	96,804,000
Region XI - Davao		6,804,000		6,804,000

Davao Region Centers for Health Development		6,804,000		6,804,000
Region XII - SOCCSKSARGEN		124,966,000	30,000,000	154,966,000

SOCCSKSARGEN Centers for Health Development		124,966,000	30,000,000	154,966,000
Region XIII - Caraga		850,000		850,000

Caraga Centers for Health Development		850,000		850,000
Assistance to Philippine Tuberculosis Society (PTS)		14,821,000		14,821,000

National Capital Region (NCR)		14,821,000		14,821,000

Central Office		14,821,000		14,821,000
PREVENTION AND CONTROL OF NON-COMMUNICABLE DISEASES SUB-PROGRAM		1,746,772,000		1,746,772,000

Prevention and Control of Non-Communicable Diseases		1,746,772,000		1,746,772,000

National Capital Region (NCR)		1,746,772,000		1,746,772,000

Central Office		1,746,772,000		1,746,772,000
EPIDEMIOLOGY AND SURVEILLANCE PROGRAM	16,409,000	621,972,000		638,381,000

Epidemiology and Surveillance	16,409,000	621,972,000		638,381,000

National Capital Region (NCR)	16,409,000	612,063,000		628,472,000

Central Office	16,409,000	611,194,000		627,603,000
Metro Manila Centers for Health Development		869,000		869,000

992	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region I - Ilocos	654,000	654,000

Ilocos Centers for Health Development	654,000	654,000
Cordillera Administrative Region (CAR)	594,000	594,000

Cordillera Centers for Health Development	594,000	594,000
Region II - Cagayan Valley	789,000	789,000

Cagayan Valley Centers for Health Development	789,000	789,000
Region III - Central Luzon	900,000	900,000

Central Luzon Centers for Health Development	900,000	900,000
Region IVA - CALABARZON	1,621,000	1,621,000

CALABARZON Centers for Health Development	1,621,000	1,621,000
Region IVB - MIMAROPA	833,000	833,000

MIMAROPA Centers for Health Development	833,000	833,000
Region V - Bicol	457,000	457,000

Bicol Centers for Health Development	457,000	457,000
Region VI - Western Visayas	666,000	666,000

Western Visayas Centers for Health Development	666,000	666,000
Region VII - Central Visayas	333,000	333,000

Central Visayas Centers for Health Development	333,000	333,000
Region VIII - Eastern Visayas	665,000	665,000

Eastern Visayas Centers for Health Development	665,000	665,000
Region IX - Zamboanga Peninsula	556,000	556,000

Zamboanga Peninsula Centers for Health Development	556,000	556,000
Region X - Northern Mindanao	516,000	516,000

Northern Mindanao Centers for Health Development	516,000	516,000
Region XI - Davao	333,000	333,000

Davao Region Centers for Health Development	333,000	333,000
Region XII - SOCCSKSARGEN	659,000	659,000

SOCCSKSARGEN Centers for Health Development	659,000	659,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	993
DEPARTMENT OF HEALTH

Region XIII - Caraga		333,000		333,000

Caraga Centers for Health Development		333,000		333,000
HEALTH EMERGENCY MANAGEMENT PROGRAM	9,689,000	380,544,000	300,000,000	690,233,000

Health Emergency Preparedness and Response	9,689,000	180,544,000		190,233,000

National Capital Region (NCR)	9,689,000	137,987,000		147,676,000

Central Office	9,689,000	133,500,000		143,189,000
Metro Manila Centers for Health Development		4,487,000		4,487,000
Region I - Ilocos		2,807,000		2,807,000

Ilocos Centers for Health Development		2,807,000		2,807,000
Cordillera Administrative Region (CAR)		1,348,000		1,348,000

Cordillera Centers for Health Development		1,348,000		1,348,000
Region II - Cagayan Valley		1,469,000		1,469,000

Cagayan Valley Centers for Health Development		1,469,000		1,469,000
Region III - Central Luzon		3,605,000		3,605,000

Central Luzon Centers for Health Development		3,605,000		3,605,000
Region IVA - CALABARZON		2,990,000		2,990,000

CALABARZON Centers for Health Development		2,990,000		2,990,000
Region IVB - MIMAROPA		2,946,000		2,946,000

MIMAROPA Centers for Health Development		2,946,000		2,946,000
Region V - Bicol		3,332,000		3,332,000

Bicol Centers for Health Development		3,332,000		3,332,000
Region VI - Western Visayas		4,769,000		4,769,000

Western Visayas Centers for Health Development		4,769,000		4,769,000
Region VII - Central Visayas		2,946,000		2,946,000

Central Visayas Centers for Health Development		2,946,000		2,946,000
Region VIII - Eastern Visayas		2,752,000		2,752,000

Eastern Visayas Centers for Health Development		2,752,000		2,752,000
Region IX - Zamboanga Peninsula		2,928,000		2,928,000

Zamboanga Peninsula Centers for Health Development		2,928,000		2,928,000

994	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region X - Northern Mindanao		3,256,000		3,256,000

Northern Mindanao Centers for Health Development		3,256,000		3,256,000
Region XI - Davao		2,657,000		2,657,000

Davao Region Centers for Health Development		2,657,000		2,657,000
Region XII - SOCCSKSARGEN		2,787,000		2,787,000

SOCCSKSARGEN Centers for Health Development		2,787,000		2,787,000
Region XIII - Caraga		1,965,000		1,965,000

Caraga Centers for Health Development		1,965,000		1,965,000
Quick Response Fund		200,000,000	300,000,000	500,000,000

National Capital Region (NCR)		200,000,000	300,000,000	500,000,000

Central Office		200,000,000	300,000,000	500,000,000
HEALTH FACILITIES OPERATION PROGRAM	46,102,745,000	23,825,240,000	1,563,917,000	71,491,902,000

CURATIVE HEALTH CARE SUB-PROGRAM	45,191,059,000	23,155,799,000	1,563,917,000	69,910,775,000

Operations of Blood Centers and National Voluntary Blood Services Program	7,002,000	632,117,000		639,119,000

National Capital Region (NCR)	7,002,000	443,431,000		450,433,000

Central Office	7,002,000	442,431,000		449,433,000
Metro Manila Centers for Health Development		1,000,000		1,000,000
Region I - Ilocos		15,638,000		15,638,000

Ilocos Centers for Health Development		15,638,000		15,638,000
Cordillera Administrative Region (CAR)		1,500,000		1,500,000

Cordillera Centers for Health Development		1,500,000		1,500,000
Region II - Cagayan Valley		18,211,000		18,211,000

Cagayan Valley Centers for Health Development		18,211,000		18,211,000
Region III - Central Luzon		16,717,000		16,717,000

Central Luzon Centers for Health Development		16,717,000		16,717,000
Region IVA - CALABARZON		2,000,000		2,000,000

CALABARZON Centers for Health Development		2,000,000		2,000,000
Region IVB - MIMAROPA		2,584,000		2,584,000

MIMAROPA Centers for Health Development		2,584,000		2,584,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	995
DEPARTMENT OF HEALTH

Region V - Bicol		14,168,000		14,168,000

Bicol Centers for Health Development		14,168,000		14,168,000
Region VI - Western Visayas		1,432,000		1,432,000

Western Visayas Centers for Health Development		1,432,000		1,432,000
Region VII - Central Visayas		22,645,000		22,645,000

Central Visayas Centers for Health Development		22,645,000		22,645,000
Region VIII - Eastern Visayas		15,522,000		15,522,000

Eastern Visayas Centers for Health Development		15,522,000		15,522,000
Region IX - Zamboanga Peninsula		17,453,000		17,453,000

Zamboanga Peninsula Centers for Health Development		17,453,000		17,453,000
Region X - Northern Mindanao		13,378,000		13,378,000

Northern Mindanao Centers for Health Development		13,378,000		13,378,000
Region XI - Davao		28,485,000		28,485,000

Davao Region Centers for Health Development		28,485,000		28,485,000
Region XII - SOCCSKSARGEN		15,861,000		15,861,000

SOCCSKSARGEN Centers for Health Development		15,861,000		15,861,000
Region XIII - Caraga		3,092,000		3,092,000

Caraga Centers for Health Development		3,092,000		3,092,000
Operations of DOH Hospitals in Metro Manila (MM)	11,037,081,000	6,403,994,000	230,000,000	17,671,075,000

National Capital Region (NCR)	11,037,081,000	6,403,994,000	230,000,000	17,671,075,000

‘Amang’ Rodriguez Memorial Medical Center	819,576,000	308,107,000		1,127,683,000
Dr. Jose Fabella Memorial Hospital	875,763,000	412,778,000		1,288,541,000
East Avenue Medical Center	1,390,360,000	1,676,576,000		3,066,936,000
Jose R. Reyes Memorial Medical Center	1,165,169,000	383,536,000		1,548,705,000
National Center for Geriatric Health		100,334,000		100,334,000
National Center for Mental Health	1,365,481,000	822,943,000		2,188,424,000
National Children’s Hospital	557,887,000	327,937,000	100,000,000	985,824,000
Philippine Cancer Center		51,357,000		51,357,000

996	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Philippine Orthopedic Center	783,914,000	412,594,000		1,196,508,000
Quirino Memorial Medical Center	1,218,476,000	622,374,000		1,840,850,000
Research Institute for Tropical Medicine	489,494,000	359,868,000		849,362,000
Rizal Medical Center	1,022,614,000	345,247,000		1,367,861,000
San Lazaro Hospital	752,739,000	342,053,000		1,094,792,000
Tondo Medical Center	595,608,000	238,290,000	130,000,000	963,898,000
Operations of DOH Regional Hospitals and Other Health Facilities	34,146,976,000	15,387,611,000	1,333,917,000	50,868,504,000

National Capital Region (NCR)	1,964,855,000	881,673,000		2,846,528,000

Dr. Jose N. Rodriguez Memorial Hospital and Sanitarium	770,834,000	418,032,000		1,188,866,000
Las Piñas General Hospital and Satellite Trauma Center	481,474,000	198,751,000		680,225,000
San Lorenzo Ruiz General Hospital	168,923,000	75,720,000		244,643,000
Valenzuela Medical Center	543,624,000	189,170,000		732,794,000
Region I - Ilocos	2,688,590,000	954,306,000		3,642,896,000

Conrado F. Estrella Regional Medical and Trauma Center	32,135,000	32,691,000		64,826,000
Ilocos Sur Medical Center		34,954,000		34,954,000
Ilocos Training and Regional Medical Center	676,293,000	296,789,000		973,082,000
Mariano Marcos Memorial Hospital and Medical Center	733,635,000	280,799,000		1,014,434,000
Region I Medical Center	1,246,527,000	309,073,000		1,555,600,000
Cordillera Administrative Region (CAR)	2,308,525,000	710,686,000		3,019,211,000

Baguio General Hospital and Medical Center	1,625,378,000	520,276,000		2,145,654,000
Conner District Hospital	161,867,000	19,655,000		181,522,000
Far North Luzon General Hospital and Training Center	225,156,000	89,413,000		314,569,000
Luis Hora Memorial Regional Hospital	296,124,000	81,342,000		377,466,000
Region II - Cagayan Valley	2,851,624,000	1,061,648,000		3,913,272,000

Batanes General Hospital	120,857,000	26,964,000		147,821,000
Cagayan Valley Medical Center	1,275,755,000	486,004,000		1,761,759,000
Northwestern Cagayan General Hospital		40,000,000		40,000,000
Region II Trauma and Medical Center	763,166,000	195,346,000		958,512,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	997
DEPARTMENT OF HEALTH

Southern Isabela Medical Center	691,846,000	313,334,000		1,005,180,000
Region III - Central Luzon	3,486,114,000	1,495,031,000	220,000,000	5,201,145,000

Bataan General Hospital and Medical Center	815,852,000	277,837,000	150,000,000	1,243,689,000
Dr. Paulino J. Garcia Memorial Research and Medical Center	843,607,000	324,842,000		1,168,449,000
Joni Villanueva General Hospital		34,954,000		34,954,000
Jose B. Lingad Memorial General Hospital	1,343,114,000	547,898,000	70,000,000	1,961,012,000
Mariveles Mental Wellness and General Hospital	302,427,000	224,249,000		526,676,000
Talavera General Hospital	181,114,000	85,251,000		266,365,000
Region IVA - CALABARZON	1,247,786,000	577,612,000		1,825,398,000

Batangas Medical Center	1,139,605,000	380,736,000		1,520,341,000
Maria L. Eleazar General Hospital		80,571,000		80,571,000
Southern Luzon Multi-Specialty Medical Center		34,954,000		34,954,000
Southern Tagalog Regional Hospital	108,181,000	81,351,000		189,532,000
Region IVB - MIMAROPA	382,990,000	189,961,000		572,951,000

Culion Sanitarium and General Hospital	155,395,000	72,770,000		228,165,000
Ospital ng Palawan	227,595,000	117,191,000		344,786,000
Region V - Bicol	2,287,343,000	1,024,728,000	1,113,917,000	4,425,988,000

Bicol Medical Center	1,376,436,000	524,680,000		1,901,116,000
Bicol Region General Hospital and Geriatric Medical Center	269,652,000	183,304,000		452,956,000
Bicol Regional Hospital and Medical Center	641,255,000	316,744,000	1,113,917,000	2,071,916,000
Region VI - Western Visayas	2,466,374,000	973,126,000		3,439,500,000

Corazon Locsin Montelibano Memorial Regional Hospital	1,110,736,000	411,770,000		1,522,506,000
Don Jose S. Monfort Medical Center	117,668,000	59,245,000		176,913,000
Western Visayas Medical Center	1,144,216,000	417,605,000		1,561,821,000
Western Visayas Sanitarium and General Hospital	93,754,000	84,506,000		178,260,000
Region VII - Central Visayas	3,576,478,000	1,733,587,000		5,310,065,000

Cebu South Medical Center	513,599,000	95,985,000		609,584,000

998	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Don Emilio del Valle Memorial Hospital	221,147,000	128,236,000	349,383,000
Eversley Childs Sanitarium and General Hospital	190,501,000	115,894,000	306,395,000
Governor Celestino Gallares Memorial Medical Center	611,104,000	329,884,000	940,988,000
Governor Celestino Gallares Multi-Specialty Medical Center		40,000,000	40,000,000
St. Anthony Mother and Child Hospital	181,923,000	53,377,000	235,300,000
Vicente Sotto Memorial Medical Center	1,858,204,000	970,211,000	2,828,415,000
Region VIII - Eastern Visayas	1,041,521,000	580,537,000	1,622,058,000

Eastern Visayas Medical Center	896,925,000	527,378,000	1,424,303,000
Governor Benjamin T. Romualdez General Hospital and Schistosomiasis Center	144,596,000	53,159,000	197,755,000
Region IX - Zamboanga Peninsula	2,219,395,000	866,687,000	3,086,082,000

Basilan General Hospital	161,143,000	59,983,000	221,126,000
Dr. Jose Rizal Memorial Hospital	232,466,000	81,729,000	314,195,000
Labuan General Hospital	58,657,000	41,900,000	100,557,000
Margosatubig Regional Hospital	494,221,000	96,825,000	591,046,000
Mindanao Central Sanitarium	118,147,000	145,008,000	263,155,000
Sulu Sanitarium and General Hospital	87,723,000	44,410,000	132,133,000
Zamboanga City Medical Center	1,067,038,000	396,832,000	1,463,870,000
Region X - Northern Mindanao	2,649,680,000	1,317,478,000	3,967,158,000

Amai Pakpak Medical Center	783,340,000	290,388,000	1,073,728,000
Camiguin General Hospital	67,866,000	289,007,000	356,873,000
First Misamis Oriental General Hospital		52,225,000	52,225,000
Mayor Hilarion A. Ramiro Sr. Medical Center	577,140,000	229,484,000	806,624,000
Northeastern Misamis General Hospital		40,000,000	40,000,000
Northern Mindanao Medical Center	1,221,334,000	416,374,000	1,637,708,000
Region XI - Davao	3,231,483,000	2,097,619,000	5,329,102,000

Davao Occidental General Hospital	66,724,000	32,689,000	99,413,000
Davao Regional Medical Center	924,486,000	538,331,000	1,462,817,000
Southern Philippines Medical Center	2,240,273,000	1,526,599,000	3,766,872,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	999
DEPARTMENT OF HEALTH

Region XII - SOCCSKSARGEN	930,256,000	591,940,000	1,522,196,000

Cotabato Regional and Medical Center	779,017,000	402,620,000	1,181,637,000
Cotabato Sanitarium and General Hospital	69,003,000	92,937,000	161,940,000
SOCCSKSARGEN General Hospital	82,236,000	96,383,000	178,619,000
Region XIII - Caraga	813,962,000	330,992,000	1,144,954,000

Adela Serra Ty Memorial Medical Center	412,532,000	146,787,000	559,319,000
Caraga Regional Hospital	401,430,000	147,252,000	548,682,000
Siargao Island Medical Center		36,953,000	36,953,000
Operations of National and Sub-National Reference Laboratories		732,077,000	732,077,000

National Capital Region (NCR)		683,153,000	683,153,000

Central Office		34,906,000	34,906,000
East Avenue Medical Center		77,283,000	77,283,000
Research Institute for Tropical Medicine		518,866,000	518,866,000
San Lazaro Hospital		46,697,000	46,697,000
San Lazaro Hospital SNL		5,401,000	5,401,000
Cordillera Administrative Region (CAR)		3,262,000	3,262,000

Baguio General Hospital and Medical Center SNL		3,262,000	3,262,000
Region V - Bicol		32,507,000	32,507,000

Bicol South Luzon SNL		32,507,000	32,507,000
Region VI - Western Visayas		3,262,000	3,262,000

Western Visayas Medical Center SNL		3,262,000	3,262,000
Region VII - Central Visayas		3,262,000	3,262,000
Vicente Sotto Memorial Medical Center SNL		3,262,000	3,262,000
Region XI - Davao		6,631,000	6,631,000

Southern Philippines Medical Center SNL		6,631,000	6,631,000
REHABILITATIVE HEALTH CARE SUB-PROGRAM	911,686,000	669,441,000	1,581,127,000

Operation of Dangerous Drug Abuse Treatment and Rehabilitation Centers	911,686,000	669,441,000	1,581,127,000

1000	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

National Capital Region (NCR)	145,642,000	155,562,000	301,204,000

Central Office	42,686,000	49,920,000	92,606,000
Bicutan Rehabilitation Center	102,346,000	93,709,000	196,055,000
Las Piñas Drug Abuse Treatment and Rehabilitation Center	610,000	11,933,000	12,543,000
Region I - Ilocos	89,403,000	44,653,000	134,056,000

Dagupan Rehabilitation Center	64,719,000	30,334,000	95,053,000
San Fernando, La Union Treatment and Rehabilitation Center	24,684,000	14,319,000	39,003,000
Cordillera Administrative Region (CAR)		8,669,000	8,669,000

Bauko, Mountain Province Treatment and Rehabilitation Center		8,669,000	8,669,000
Region II - Cagayan Valley	45,759,000	27,020,000	72,779,000

Isabela Rehabilitation Center	45,759,000	27,020,000	72,779,000
Region III - Central Luzon	53,718,000	84,771,000	138,489,000

Bataan Rehabilitation Center	53,718,000	28,811,000	82,529,000
Mega Drug Center Abuse Treatment and Rehabilitation Center		55,960,000	55,960,000
Region IVA - CALABARZON	74,116,000	52,846,000	126,962,000

DATRC CALABARZON		20,000,000	20,000,000
Tagaytay Rehabilitation Center	74,116,000	32,846,000	106,962,000
Region V - Bicol	90,621,000	58,709,000	149,330,000

Camarines Sur Rehabilitation Center	48,038,000	29,630,000	77,668,000
Malinao, Albay Rehabilitation Center	42,583,000	29,079,000	71,662,000
Region VI - Western Visayas	38,466,000	27,634,000	66,100,000

Pototan, Iloilo Rehabilitation Center	38,466,000	27,634,000	66,100,000
Region VII - Central Visayas	101,155,000	59,971,000	161,126,000

Argao, Cebu Rehabilitation Center	55,745,000	34,334,000	90,079,000
Cebu City Rehabilitation Center	45,410,000	25,637,000	71,047,000
Region VIII - Eastern Visayas	52,471,000	24,103,000	76,574,000

Dulag, Leyte Rehabilitation Center	52,471,000	24,103,000	76,574,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1001
DEPARTMENT OF HEALTH

Region IX - Zamboanga Peninsula		9,228,000	9,228,000

Zamboanga City Treatment and Rehabilitation Center		9,228,000	9,228,000
Region X - Northern Mindanao	82,668,000	46,114,000	128,782,000

Cagayan de Oro Rehabilitation Center	55,662,000	27,819,000	83,481,000
Malaybalay, Bukidnon Treatment and Rehabilitation Center	27,006,000	18,295,000	45,301,000
Region XI - Davao	28,443,000	14,310,000	42,753,000

Malagos, Davao Treament and Rehabilitation Center	28,443,000	14,310,000	42,753,000
Region XII - SOCCSKSARGEN	34,707,000	14,241,000	48,948,000

SOCCSKSARGEN Drug Abuse Treatment and Rehabilitation Center	34,707,000	14,241,000	48,948,000
Region XIII - Caraga	74,517,000	41,610,000	116,127,000

Caraga Rehabilitation Center	48,444,000	22,976,000	71,420,000
San Francisco, Agusan Del Sur Treatment and Rehabilitation Center	26,073,000	18,634,000	44,707,000
HEALTH REGULATORY PROGRAM	920,777,000	139,757,000	1,060,534,000

HEALTH FACILITIES AND SERVICES REGULATION SUB-PROGRAM	239,755,000	139,757,000	379,512,000

Regulation of Health Facilities and Services	44,958,000	38,044,000	83,002,000

National Capital Region (NCR)	44,958,000	38,044,000	83,002,000

Central Office	44,958,000	38,044,000	83,002,000
Regulation of Regional Health Facilities and Services	194,797,000	101,713,000	296,510,000

National Capital Region (NCR)	13,611,000	5,212,000	18,823,000

Metro Manila Centers for Health Development	13,611,000	5,212,000	18,823,000
Region I - Ilocos	12,211,000	9,727,000	21,938,000

Ilocos Centers for Health Development	12,211,000	9,727,000	21,938,000
Cordillera Administrative Region (CAR)	10,333,000	4,200,000	14,533,000

Cordillera Centers for Health Development	10,333,000	4,200,000	14,533,000
Region II - Cagayan Valley	11,112,000	6,215,000	17,327,000

Cagayan Valley Centers for Health Development	11,112,000	6,215,000	17,327,000

1002	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region III - Central Luzon	13,496,000	9,319,000	22,815,000

Central Luzon Centers for Health Development	13,496,000	9,319,000	22,815,000
Region IVA - CALABARZON	14,336,000	6,654,000	20,990,000

CALABARZON Centers for Health Development	14,336,000	6,654,000	20,990,000
Region IVB - MIMAROPA	11,525,000	5,107,000	16,632,000

MIMAROPA Centers for Health Development	11,525,000	5,107,000	16,632,000
Region V - Bicol	12,053,000	4,875,000	16,928,000

Bicol Centers for Health Development	12,053,000	4,875,000	16,928,000
Region VI - Western Visayas	11,859,000	6,703,000	18,562,000

Western Visayas Centers for Health Development	11,859,000	6,703,000	18,562,000
Region VII - Central Visayas	13,597,000	5,152,000	18,749,000

Central Visayas Centers for Health Development	13,597,000	5,152,000	18,749,000
Region VIII - Eastern Visayas	11,402,000	3,439,000	14,841,000

Eastern Visayas Centers for Health Development	11,402,000	3,439,000	14,841,000
Region IX - Zamboanga Peninsula	12,478,000	3,892,000	16,370,000

Zamboanga Peninsula Centers for Health Development	12,478,000	3,892,000	16,370,000
Region X - Northern Mindanao	11,566,000	9,281,000	20,847,000

Northern Mindanao Centers for Health Development	11,566,000	9,281,000	20,847,000
Region XI - Davao	11,300,000	8,136,000	19,436,000

Davao Region Centers for Health Development	11,300,000	8,136,000	19,436,000
Region XII - SOCCSKSARGEN	13,376,000	5,836,000	19,212,000

SOCCSKSARGEN Centers for Health Development	13,376,000	5,836,000	19,212,000
Region XIII - Caraga	10,542,000	7,965,000	18,507,000

Caraga Centers for Health Development	10,542,000	7,965,000	18,507,000
CONSUMER HEALTH AND WELFARE SUB-PROGRAM	499,742,000		499,742,000

Regulation of Health Establishments and Products	499,742,000		499,742,000

National Capital Region (NCR)	499,742,000		499,742,000

Food and Drug Administration	499,742,000		499,742,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1003
DEPARTMENT OF HEALTH

ROUTINE QUARANTINE SERVICES SUB-PROGRAM		181,280,000						181,280,000

Provision of Quarantine Services and International Health Surveillance		181,280,000						181,280,000

National Capital Region (NCR)		181,280,000						181,280,000

Bureau of Quarantine		181,280,000						181,280,000
SOCIAL HEALTH PROTECTION PROGRAM				59,343,566,000				59,343,566,000

Cancer Assistance Fund				1,250,000,000				1,250,000,000

National Capital Region (NCR)				1,250,000,000				1,250,000,000

Central Office				1,250,000,000				1,250,000,000
Medical Assistance to Indigent and Financially - Incapacitated Patients (MAIP)				58,093,566,000				58,093,566,000

National Capital Region (NCR)				58,093,566,000				58,093,566,000

Central Office				58,093,566,000				58,093,566,000

Sub-total, Operations		65,158,058,000		108,345,627,000		30,667,382,000		204,171,067,000

Total, Regular Programs		79,394,686,000		109,951,939,000		31,471,884,000		220,818,509,000

PROJECT(S)
Locally-Funded Project(s)
Public Health Emergency Benefits and Allowances for Health Care and Non-Health Care Workers				19,962,172,000				19,962,172,000

National Capital Region (NCR)				19,962,172,000				19,962,172,000

Central Office				19,962,172,000				19,962,172,000
Hiring of Vaccination Teams				300,000,000				300,000,000

National Capital Region (NCR)				300,000,000				300,000,000

Central Office				300,000,000				300,000,000

Sub-total, Locally-Funded Project(s)				20,262,172,000				20,262,172,000

Total, Project(s)				20,262,172,000				20,262,172,000

TOTAL NEW APPROPRIATIONS	₱	79,394,686,000	₱	130,214,111,000	₱	31,471,884,000	₱	241,080,681,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures

1004	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	36,382,144

Total Permanent Positions	36,382,144

Other Compensation Common to All
Personnel Economic Relief Allowance	1,809,600
Representation Allowance	33,391
Transportation Allowance	30,529
Clothing and Uniform Allowance	460,980
Honoraria	4,462
Mid-Year Bonus - Civilian	3,031,850
Year End Bonus	3,031,850
Cash Gift	384,150
Productivity Enhancement Incentive	384,150
Step Increment	90,954

Total Other Compensation Common to All	9,261,916

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	4,932,460
Night Shift Differential Pay	90,652
Lump-sum for filling of Positions - Civilian	10,059,468

Total Other Compensation for Specific Groups	15,082,580

Other Benefits
PAG-IBIG Contributions	92,197
PhilHealth Contributions	813,688
Employees Compensation Insurance Premiums	92,197
Terminal Leave	416,876

Total Other Benefits	1,414,958

Non-Permanent Positions	17,253,088

Total Personnel Services	79,394,686

Maintenance and Other Operating Expenses
Travelling Expenses	638,399
Training and Scholarship Expenses	1,589,773
Supplies and Materials Expenses	34,028,913
Utility Expenses	2,250,051
Communication Expenses	290,130
Awards/Rewards and Prizes	28,826
Survey, Research, Exploration and Development Expenses	306,002

DECEMBER 25, 2023	OFFICIAL GAZETTE	1005
DEPARTMENT OF HEALTH

Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	11,229
Professional Services	3,586,315
General Services	1,553,437
Repairs and Maintenance	562,701
Financial Assistance/Subsidy	81,811,764
Taxes, Insurance Premiums and Other Fees	365,183
Labor and Wages	112,403
Other Maintenance and Operating Expenses
Advertising Expenses	315,990
Printing and Publication Expenses	106,451
Representation Expenses	124,510
Transportation and Delivery Expenses	535,120
Rent/Lease Expenses	440,231
Membership Dues and Contributions to Organizations	893
Subscription Expenses	149,949
Bank Transaction Fee	2
Other Maintenance and Operating Expenses	1,405,839

Total Maintenance and Other Operating Expenses	130,214,111

Total Current Operating Expenditures	209,608,797

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	21,651,578
Machinery and Equipment Outlay	8,888,066
Transportation Equipment Outlay	932,240

Total Capital Outlays	31,471,884

TOTAL NEW APPROPRIATIONS	241,080,681

B. NATIONAL NUTRITION COUNCIL

For general administration and support, and operations, as indicated hereunder	₱	478,216,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	29,567,000	₱	10,411,000	₱		₱	39,978,000
Operations		55,552,000		378,286,000		4,400,000		438,238,000

NATIONAL NUTRITION MANAGEMENT PROGRAM		55,552,000		378,286,000		4,400,000		438,238,000

TOTAL NEW APPROPRIATIONS	₱	85,119,000	₱	388,697,000	₱	4,400,000	₱	478,216,000

1006	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Special Provision(s)

1. Online Tracker for First 1,000 Days Programs and Expenditures. Pursuant to Section 14 of R.A. No. 11148 (Kalusugan at Nutrisyon ng Mag-Nanay Act), the National Nutrtion Council (NNC) shall identify and publish under the transparency seal of their official website, quarterly reports on all programs, activities, and projects, and the corresponding key performance indicators, appropriations and disbursements thereof, which are related to the health nutrition of adolescent females, pregnant and lactating women, infants and young children by all departments and local government units.

The NNC shall send written notice when said reports have been submitted or posted on its website to the Department of Budget and Management (DBM), House Committee on Appropriations, and the Senate Committee on Finance.

2. Reporting and Posting Requirements. The NNC shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) NNC’s website.

The NNC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	29,157,000	₱	9,390,000	₱		₱	38,547,000
Human Resource Development				1,021,000				1,021,000
Administration of Personnel Benefits		410,000						410,000

Sub-total, General Administration and Support		29,567,000		10,411,000				39,978,000

Operations
NATIONAL NUTRITION MANAGEMENT PROGRAM		55,552,000		378,286,000		4,400,000		438,238,000

Nutrition policy, standards, plan and program development and coordination		5,847,000		377,000				6,224,000
Philippine food and nutrition surveillance		4,492,000		15,184,000				19,676,000
Promotion of good nutrition		4,685,000		48,309,000				52,994,000
Assistance to national, local nutrition and related programs		40,528,000		314,416,000		4,400,000		359,344,000

Sub-total, Operations		55,552,000		378,286,000		4,400,000		438,238,000

TOTAL NEW APPROPRIATIONS	₱	85,119,000	₱	388,697,000	₱	4,400,000	₱	478,216,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1007
DEPARTMENT OF HEALTH

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	55,069

Total Permanent Positions	55,069

Other Compensation Common to All
Personnel Economic Relief Allowance	2,232
Representation Allowance	1,242
Transportation Allowance	1,242
Clothing and Uniform Allowance	558
Mid-Year Bonus - Civilian	4,590
Year End Bonus	4,590
Cash Gift	465
Productivity Enhancement Incentive	465
Step Increment	137

Total Other Compensation Common to All	15,521

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	12,374
Anniversary Bonus - Civilian	267

Total Other Compensation for Specific Groups	12,641

Other Benefits
PAG-IBIG Contributions	112
PhilHealth Contributions	1,134
Employees Compensation Insurance Premiums	112
Loyalty Award - Civilian	120
Terminal Leave	410

Total Other Benefits	1,888

Total Personnel Services	85,119

Maintenance and Other Operating Expenses
Travelling Expenses	42,543
Training and Scholarship Expenses	2,521
Supplies and Materials Expenses	180,616
Utility Expenses	2,904
Communication Expenses	16,068
Awards/Rewards and Prizes	6,720

1008	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	51,380
General Services	4,891
Repairs and Maintenance	2,710
Taxes, Insurance Premiums and Other Fees	1,195
Other Maintenance and Operating Expenses
Advertising Expenses	12,500
Representation Expenses	39,713
Rent/Lease Expenses	7,560
Subscription Expenses	1,865
Other Maintenance and Operating Expenses	15,361

Total Maintenance and Other Operating Expenses	388,697

Total Current Operating Expenditures	473,816

Capital Outlays
Property, Plant and Equipment Outlay
Transportation Equipment Outlay	4,400

Total Capital Outlays	4,400

TOTAL NEW APPROPRIATIONS	478,216

C. PHILIPPINE NATIONAL AIDS COUNCIL

For general administration and support, and operations, as indicated hereunder	₱	43,916,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	6,938,000	₱	4,778,000	₱	3,000,000	₱	14,716,000
Operations		18,606,000		10,594,000				29,200,000

NATIONAL HIV AND AIDS MANAGEMENT PROGRAM		18,606,000		10,594,000				29,200,000

TOTAL NEW APPROPRIATIONS	₱	25,544,000	₱	15,372,000	₱	3,000,000	₱	43,916,000

Special Provision(s)

1. Reporting and Posting Requirements. The Philippine National Aids Council (PNAC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) PNAC’s website.

The PNAC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

DECEMBER 25, 2023	OFFICIAL GAZETTE	1009
DEPARTMENT OF HEALTH

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	6,938,000	₱	4,778,000	₱	3,000,000	₱	14,716,000

Sub-total, General Administration and Support		6,938,000		4,778,000		3,000,000		14,716,000

Operations
NATIONAL HIV AND AIDS MANAGEMENT PROGRAM		18,606,000		10,594,000				29,200,000

HIV and AIDS Policy and Standards Development		10,868,000		9,771,000				20,639,000
Technical and Administrative Support to PNAC		7,738,000		823,000				8,561,000

Sub-total, Operations		18,606,000		10,594,000				29,200,000

TOTAL NEW APPROPRIATIONS	₱	25,544,000	₱	15,372,000	₱	3,000,000	₱	43,916,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	16,744

Total Permanent Positions	16,744

Other Compensation Common to All
Personnel Economic Relief Allowance	696
Representation Allowance	282
Transportation Allowance	282
Clothing and Uniform Allowance	174
Mid-Year Bonus - Civilian	1,395
Year End Bonus	1,395

1010	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Cash Gift	145
Productivity Enhancement Incentive	145
Step Increment	42

Total Other Compensation Common to All	4,556

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	3,813

Total Other Compensation for Specific Groups	3,813

Other Benefits
PAG-IBIG Contributions	35
PhilHealth Contributions	361
Employees Compensation Insurance Premiums	35

Total Other Benefits	431

Total Personnel Services	25,544

Maintenance and Other Operating Expenses
Travelling Expenses	1,100
Training and Scholarship Expenses	8,905
Supplies and Materials Expenses	748
Communication Expenses	354
Professional Services	3,553
Repairs and Maintenance	200
Taxes, Insurance Premiums and Other Fees	110
Other Maintenance and Operating Expenses
Representation Expenses	148
Rent/Lease Expenses	150
Other Maintenance and Operating Expenses	104

Total Maintenance and Other Operating Expenses	15,372

Total Current Operating Expenditures	40,916

Capital Outlays
Property, Plant and Equipment Outlay
Transportation Equipment Outlay	3,000

Total Capital Outlays	3,000

TOTAL NEW APPROPRIATIONS	43,916

DECEMBER 25, 2023	OFFICIAL GAZETTE	1011
DEPARTMENT OF HEALTH

GENERAL SUMMARY

DEPARTMENT OF HEALTH

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	79,394,686,000	₱	130,214,111,000	₱	31,471,884,000	₱	241,080,681,000
B. NATIONAL NUTRITION COUNCIL		85,119,000		388,697,000		4,400,000		478,216,000
C. PHILIPPINE NATIONAL AIDS COUNCIL		25,544,000		15,372,000		3,000,000		43,916,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF HEALTH	₱	79,505,349,000	₱	130,618,180,000	₱	31,479,284,000	₱	241,602,813,000

1012	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

XIV. DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	2,661,075,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	254,550,000	₱	72,075,000	₱	225,000,000	₱	551,625,000
Support to Operations		57,043,000		72,679,000		66,980,000		196,702,000
Operations		337,432,000		473,147,000				810,579,000

HUMAN SETTLEMENTS AND URBAN DEVELOPMENT COORDINATION PROGRAM		63,482,000		281,081,000				344,563,000
HOMEOWNERS ASSOCIATION AND COMMUNITY DEVELOPMENT PROGRAM		90,791,000		95,430,000				186,221,000
ENVIRONMENTAL, LAND USE AND URBAN PLANNING AND DEVELOPMENT PROGRAM		84,440,000		73,091,000				157,531,000
HOUSING AND REAL ESTATE DEVELOPMENT REGULATION PROGRAM		98,719,000		23,545,000				122,264,000

Total, Regular Programs		649,025,000		617,901,000		291,980,000		1,558,906,000

B. PROJECT(S)
Locally-Funded Project(s)				1,068,069,000		34,100,000		1,102,169,000

Total, Project(s)				1,068,069,000		34,100,000		1,102,169,000

TOTAL NEW APPROPRIATIONS	₱	649,025,000	₱	1,685,970,000	₱	326,080,000	₱	2,661,075,000

Special Provision(s)

1. Pambansang Pabahay Para sa Pilipino Program. The amount of Seven Hundred Fifty Million Eight Hundred Fourteen Thousand Pesos (₱750,814,000) appropriated herein under Pambansang Pabahay Para sa Pilipino (4PH) Program shall be used for the interest support subsidy for the 4PH Program and other financial assistance or subsidy to further improve the affordability of the 4PH housing packages: Provided, That not less than seventy percent (70%) of the total amount shall be used for the interest support subsidy: Provided, further, That the balance may be used for the following financial assistance or subsidy for households belonging to the bottom thirty percent (30%) income decile:

(a) Mortgage redemption insurance, fire insurance and other property related insurance of up to Five Hundred Pesos (₱500) per month per household beneficiary;

(b) Estate management subsidy, estimated to be around Twenty Five Pesos (₱25) per square meter (sqm) per month; and

(c) Time-limited rental subsidies for families whose borrowing capacity are assessed by Pag-IBIG fund to be insufficient for the socialized housing units under 4PH: Provided, That the households availing the rental subsidy meet the following criteria: (a) they are in need of temporary accommodations while awaiting their relocation/resettlement to the 4PH housing units and (b) they do not have access to any similar rental assistance program of the government.

This provision is subject to the guidelines to be issued by the Department of Human Settlements and Urban Development (DHSUD), in coordination with the National Economic and Development Authority (NEDA).

DECEMBER 25, 2023	OFFICIAL GAZETTE	1013

DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

2. Development of Subsidy Policy for the 4PH Program. The DHSUD, in coordination with the NEDA, shall formulate a subsidy policy for the 4PH Program, which will be implemented beginning 2024. The policy will ensure that poor households receive higher subsidies than non-poor households, and that the majority of beneficiaries will come from the informal settlements, the poorer half of Filipino households, and households headed by minimum wage earners. The DHSUD shall be responsible for monitoring the compliance of local government units (LGUs) and other partners of the 4PH Program to this subsidy policy.

3. Reporting and Posting Requirements. The DHSUD shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) DHSUD’s website.

The DHSUD shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	247,571,000	₱	72,075,000	₱	225,000,000	₱	544,646,000

National Capital Region (NCR)		113,414,000		48,987,000		225,000,000		387,401,000

Central Office		102,796,000		47,416,000		225,000,000		375,212,000
Regional Office - NCR		10,618,000		1,571,000				12,189,000
Region I - Ilocos		5,634,000		1,532,000				7,166,000

Regional Office - I		5,634,000		1,532,000				7,166,000
Cordillera Administrative Region (CAR)		9,201,000		1,492,000				10,693,000

Regional Office - CAR		9,201,000		1,492,000				10,693,000
Region II - Cagayan Valley		8,281,000		1,544,000				9,825,000

Regional Office - II		8,281,000		1,544,000				9,825,000
Region III - Central Luzon		10,203,000		1,590,000				11,793,000

Regional Office - III		10,203,000		1,590,000				11,793,000
Region IVA - CALABARZON		10,246,000		1,946,000				12,192,000

Regional Office - IVA		10,246,000		1,946,000				12,192,000
Region IVB - MIMAROPA		9,924,000		1,088,000				11,012,000

Regional Office - IVB		9,924,000		1,088,000				11,012,000

1014	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region V - Bicol	6,488,000	1,078,000		7,566,000

Regional Office - V	6,488,000	1,078,000		7,566,000
Region VI - Western Visayas	7,815,000	1,088,000		8,903,000

Regional Office - VI	7,815,000	1,088,000		8,903,000
Region VII - Central Visayas	9,013,000	2,329,000		11,342,000

Regional Office - VII	9,013,000	2,329,000		11,342,000
Region VIII - Eastern Visayas	8,516,000	1,292,000		9,808,000

Regional Office - VIII	8,516,000	1,292,000		9,808,000
Region IX - Zamboanga Peninsula	8,697,000	1,316,000		10,013,000

Regional Office - IX	8,697,000	1,316,000		10,013,000
Region X - Northern Mindanao	8,330,000	1,650,000		9,980,000

Regional Office - X	8,330,000	1,650,000		9,980,000
Region XI - Davao	12,709,000	2,287,000		14,996,000

Regional Office - XI	12,709,000	2,287,000		14,996,000
Region XII - SOCCSKSARGEN	11,285,000	1,324,000		12,609,000

Regional Office - XII	11,285,000	1,324,000		12,609,000
Region XIII - Caraga	7,815,000	1,532,000		9,347,000

Regional Office - XIII	7,815,000	1,532,000		9,347,000
Administration of Personnel Benefits	6,979,000			6,979,000

National Capital Region (NCR)	6,979,000			6,979,000

Central Office	6,979,000			6,979,000

Sub-total, General Administration and Support	254,550,000	72,075,000	225,000,000	551,625,000

Support to Operations
Technical support to management on program conceptualization and development, coordination and monitoring	57,043,000	72,679,000	66,980,000	196,702,000

National Capital Region (NCR)	57,043,000	72,679,000	66,980,000	196,702,000

Central Office	57,043,000	72,679,000	66,980,000	196,702,000

Sub-total, Support to Operations	57,043,000	72,679,000	66,980,000	196,702,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1015

DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

Operations
HUMAN SETTLEMENTS AND URBAN DEVELOPMENT COORDINATION PROGRAM	63,482,000	281,081,000	344,563,000

Policy Formulation and Monitoring of Housing Agencies and Stakeholders	10,049,000	36,308,000	46,357,000

National Capital Region (NCR)	10,049,000	36,308,000	46,357,000

Central Office	10,049,000	36,308,000	46,357,000
Subdivision Survey of Proclaimed Lands for Socialized Housing		6,867,000	6,867,000

National Capital Region (NCR)		3,096,000	3,096,000

Central Office		2,711,000	2,711,000
Regional Office - NCR		385,000	385,000
Region I - Ilocos		220,000	220,000

Regional Office - I		220,000	220,000
Cordillera Administrative Region (CAR)		220,000	220,000

Regional Office - CAR		220,000	220,000
Region II - Cagayan Valley		220,000	220,000

Regional Office - II		220,000	220,000
Region III - Central Luzon		330,000	330,000

Regional Office - III		330,000	330,000
Region IVA - CALABARZON		364,000	364,000

Regional Office - IVA		364,000	364,000
Region IVB - MIMAROPA		249,000	249,000

Regional Office - IVB		249,000	249,000
Region V - Bicol		188,000	188,000

Regional Office - V		188,000	188,000
Region VI - Western Visayas		229,000	229,000

Regional Office - VI		229,000	229,000
Region VII - Central Visayas		362,000	362,000

Regional Office - VII		362,000	362,000

1016	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region VIII - Eastern Visayas		154,000	154,000

Regional Office - VIII		154,000	154,000
Region IX - Zamboanga Peninsula		183,000	183,000

Regional Office - IX		183,000	183,000
Region X - Northern Mindanao		287,000	287,000

Regional Office - X		287,000	287,000
Region XI - Davao		313,000	313,000

Regional Office - XI		313,000	313,000
Region XII - SOCCSKSARGEN		192,000	192,000

Regional Office - XII		192,000	192,000
Region XIII - Caraga		260,000	260,000

Regional Office - XIII		260,000	260,000
Technical Advisory Services for LGUs in Shelter Planning	51,324,000	31,544,000	82,868,000

National Capital Region (NCR)	7,203,000	6,624,000	13,827,000

Central Office		5,152,000	5,152,000
Regional Office - NCR	7,203,000	1,472,000	8,675,000
Region I - Ilocos	4,220,000	1,512,000	5,732,000

Regional Office - I	4,220,000	1,512,000	5,732,000
Cordillera Administrative Region (CAR)	2,016,000	2,127,000	4,143,000

Regional Office - CAR	2,016,000	2,127,000	4,143,000
Region II - Cagayan Valley	3,655,000	1,692,000	5,347,000

Regional Office - II	3,655,000	1,692,000	5,347,000
Region III - Central Luzon	2,770,000	1,272,000	4,042,000

Regional Office - III	2,770,000	1,272,000	4,042,000
Region IVA - CALABARZON	4,756,000	3,622,000	8,378,000

Regional Office - IVA	4,756,000	3,622,000	8,378,000
Region IVB - MIMAROPA	1,065,000	2,002,000	3,067,000

Regional Office - IVB	1,065,000	2,002,000	3,067,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1017

DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

Region V - Bicol	3,550,000	2,517,000	6,067,000

Regional Office - V	3,550,000	2,517,000	6,067,000
Region VI - Western Visayas	3,792,000	1,272,000	5,064,000

Regional Office - VI	3,792,000	1,272,000	5,064,000
Region VII - Central Visayas	2,060,000	1,472,000	3,532,000

Regional Office - VII	2,060,000	1,472,000	3,532,000
Region VIII - Eastern Visayas	1,494,000	1,372,000	2,866,000

Regional Office - VIII	1,494,000	1,372,000	2,866,000
Region IX - Zamboanga Peninsula	2,343,000	972,000	3,315,000

Regional Office - IX	2,343,000	972,000	3,315,000
Region X - Northern Mindanao	3,155,000	1,322,000	4,477,000

Regional Office - X	3,155,000	1,322,000	4,477,000
Region XI - Davao	3,008,000	1,522,000	4,530,000

Regional Office - XI	3,008,000	1,522,000	4,530,000
Region XII - SOCCSKSARGEN	3,510,000	1,122,000	4,632,000

Regional Office - XII	3,510,000	1,122,000	4,632,000
Region XIII - Caraga	2,727,000	1,122,000	3,849,000

Regional Office - XIII	2,727,000	1,122,000	3,849,000
National Drive Against Professional Squatters and Squatting Syndicates		4,701,000	4,701,000

National Capital Region (NCR)		4,701,000	4,701,000

Central Office		4,701,000	4,701,000
Formulation/Updating of Standards, Guidelines, Rules and Regulations on Land Use Planning, Zoning/Other Development Control, Housing and Real Estate Development Projects and Homeowners Associations (HOAs)	2,109,000	1,661,000	3,770,000

National Capital Region (NCR)	2,109,000	1,661,000	3,770,000

Central Office	2,109,000	1,661,000	3,770,000
Integrated Disaster Shelter Assistance Program		200,000,000	200,000,000

National Capital Region (NCR)		200,000,000	200,000,000

Central Office		200,000,000	200,000,000

1018	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

HOMEOWNERS ASSOCIATION AND COMMUNITY DEVELOPMENT PROGRAM	90,791,000	95,430,000	186,221,000

Monitoring of subdivision and condominium projects issued permits and licenses and homeowners associations issued registration certificates	90,791,000	95,430,000	186,221,000

National Capital Region (NCR)	24,716,000	56,498,000	81,214,000

Central Office	15,488,000	48,386,000	63,874,000
Regional Office - NCR	9,228,000	8,112,000	17,340,000
Region I - Ilocos	3,229,000	1,391,000	4,620,000

Regional Office - I	3,229,000	1,391,000	4,620,000
Cordillera Administrative Region (CAR)	3,839,000	1,353,000	5,192,000

Regional Office - CAR	3,839,000	1,353,000	5,192,000
Region II - Cagayan Valley	3,839,000	1,362,000	5,201,000

Regional Office - II	3,839,000	1,362,000	5,201,000
Region III - Central Luzon	4,742,000	5,135,000	9,877,000

Regional Office - III	4,742,000	5,135,000	9,877,000
Region IVA - CALABARZON	8,896,000	7,018,000	15,914,000

Regional Office - IVA	8,896,000	7,018,000	15,914,000
Region IVB - MIMAROPA	3,691,000	1,942,000	5,633,000

Regional Office - IVB	3,691,000	1,942,000	5,633,000
Region V - Bicol	2,773,000	2,307,000	5,080,000

Regional Office - V	2,773,000	2,307,000	5,080,000
Region VI - Western Visayas	4,695,000	2,864,000	7,559,000

Regional Office - VI	4,695,000	2,864,000	7,559,000
Region VII - Central Visayas	2,270,000	3,435,000	5,705,000

Regional Office - VII	2,270,000	3,435,000	5,705,000
Region VIII - Eastern Visayas	5,248,000	1,899,000	7,147,000

Regional Office - VIII	5,248,000	1,899,000	7,147,000
Region IX - Zamboanga Peninsula	2,773,000	1,438,000	4,211,000

Regional Office - IX	2,773,000	1,438,000	4,211,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1019

DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

Region X - Northern Mindanao	3,539,000	2,029,000	5,568,000

Regional Office - X	3,539,000	2,029,000	5,568,000
Region XI - Davao	7,413,000	3,448,000	10,861,000

Regional Office - XI	7,413,000	3,448,000	10,861,000
Region XII - SOCCSKSARGEN	5,289,000	1,896,000	7,185,000

Regional Office - XII	5,289,000	1,896,000	7,185,000
Region XIII - Caraga	3,839,000	1,415,000	5,254,000

Regional Office - XIII	3,839,000	1,415,000	5,254,000
ENVIRONMENTAL, LAND USE AND URBAN PLANNING AND DEVELOPMENT PROGRAM	84,440,000	73,091,000	157,531,000

Provision of Technical Assistance to LGUs in the Preparation/ Updating of Comprehensive Land Use Plans and Zoning Ordinances	84,440,000	73,091,000	157,531,000

National Capital Region (NCR)	27,945,000	58,700,000	86,645,000

Central Office	23,250,000	58,146,000	81,396,000
Regional Office - NCR	4,695,000	554,000	5,249,000
Region I - Ilocos	1,266,000	185,000	1,451,000

Regional Office - I	1,266,000	185,000	1,451,000
Cordillera Administrative Region (CAR)	3,782,000	212,000	3,994,000

Regional Office - CAR	3,782,000	212,000	3,994,000
Region II - Cagayan Valley	2,824,000	168,000	2,992,000

Regional Office - II	2,824,000	168,000	2,992,000
Region III - Central Luzon	4,456,000	347,000	4,803,000

Regional Office - III	4,456,000	347,000	4,803,000
Region IVA - CALABARZON	6,495,000	844,000	7,339,000

Regional Office - IVA	6,495,000	844,000	7,339,000
Region IVB - MIMAROPA	2,515,000	266,000	2,781,000

Regional Office - IVB	2,515,000	266,000	2,781,000
Region V - Bicol	3,041,000	488,000	3,529,000

Regional Office - V	3,041,000	488,000	3,529,000

1020	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region VI - Western Visayas	3,062,000	2,250,000	5,312,000

Regional Office - VI	3,062,000	2,250,000	5,312,000
Region VII - Central Visayas	5,067,000	2,270,000	7,337,000

Regional Office - VII	5,067,000	2,270,000	7,337,000
Region VIII - Eastern Visayas	3,432,000	209,000	3,641,000

Regional Office - VIII	3,432,000	209,000	3,641,000
Region IX - Zamboanga Peninsula	2,656,000	1,855,000	4,511,000

Regional Office - IX	2,656,000	1,855,000	4,511,000
Region X - Northern Mindanao	3,599,000	3,877,000	7,476,000

Regional Office - X	3,599,000	3,877,000	7,476,000
Region XI - Davao	6,209,000	982,000	7,191,000

Regional Office - XI	6,209,000	982,000	7,191,000
Region XII - SOCCSKSARGEN	4,273,000	253,000	4,526,000

Regional Office - XII	4,273,000	253,000	4,526,000
Region XIII - Caraga	3,818,000	185,000	4,003,000

Regional Office - XIII	3,818,000	185,000	4,003,000
HOUSING AND REAL ESTATE DEVELOPMENT REGULATION PROGRAM	98,719,000	23,545,000	122,264,000

Processing Applications for Permits, Licenses, Clearances, Registration Certificates and Other Issuances Pertaining to Development and Sale of Subdivision, Condominium and Other Real Estate Development Projects and Homeowners Associations	98,719,000	23,545,000	122,264,000

National Capital Region (NCR)	25,034,000	6,525,000	31,559,000

Central Office	14,731,000	4,937,000	19,668,000
Regional Office - NCR	10,303,000	1,588,000	11,891,000
Region I - Ilocos	3,371,000	411,000	3,782,000

Regional Office - I	3,371,000	411,000	3,782,000
Cordillera Administrative Region (CAR)	2,760,000	463,000	3,223,000

Regional Office - CAR	2,760,000	463,000	3,223,000
Region II - Cagayan Valley	3,980,000	395,000	4,375,000

Regional Office - II	3,980,000	395,000	4,375,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1021

DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

Region III - Central Luzon	6,725,000	1,056,000		7,781,000

Regional Office - III	6,725,000	1,056,000		7,781,000
Region IVA - CALABARZON	10,003,000	2,117,000		12,120,000

Regional Office - IVA	10,003,000	2,117,000		12,120,000
Region IVB - MIMAROPA	2,824,000	1,223,000		4,047,000

Regional Office - IVB	2,824,000	1,223,000		4,047,000
Region V - Bicol	4,352,000	1,068,000		5,420,000

Regional Office - V	4,352,000	1,068,000		5,420,000
Region VI - Western Visayas	6,633,000	1,077,000		7,710,000

Regional Office - VI	6,633,000	1,077,000		7,710,000
Region VII - Central Visayas	5,843,000	1,056,000		6,899,000

Regional Office - VII	5,843,000	1,056,000		6,899,000
Region VIII - Eastern Visayas	4,674,000	702,000		5,376,000

Regional Office - VIII	4,674,000	702,000		5,376,000
Region IX - Zamboanga Peninsula	2,915,000	328,000		3,243,000

Regional Office - IX	2,915,000	328,000		3,243,000
Region X - Northern Mindanao	5,187,000	519,000		5,706,000

Regional Office - X	5,187,000	519,000		5,706,000
Region XI - Davao	6,166,000	3,455,000		9,621,000

Regional Office - XI	6,166,000	3,455,000		9,621,000
Region XII - SOCCSKSARGEN	5,492,000	2,339,000		7,831,000

Regional Office - XII	5,492,000	2,339,000		7,831,000
Region XIII - Caraga	2,760,000	811,000		3,571,000

Regional Office - XIII	2,760,000	811,000		3,571,000

Sub-total, Operations	337,432,000	473,147,000		810,579,000

Total, Regular Programs	649,025,000	617,901,000	291,980,000	1,558,906,000

PROJECT(S)
Locally-Funded Project(s)
Pambansang Pabahay Para sa Pilipino (4PH) Program		1,068,069,000	34,100,000	1,102,169,000

1022	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

National Capital Region (NCR)				1,068,069,000		34,100,000		1,102,169,000

Central Office				1,068,069,000		34,100,000		1,102,169,000

Sub-total, Locally-Funded Project(s)				1,068,069,000		34,100,000		1,102,169,000

Total, Project(s)				1,068,069,000		34,100,000		1,102,169,000

TOTAL NEW APPROPRIATIONS	₱	649,025,000	₱	1,685,970,000	₱	326,080,000	₱	2,661,075.000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	498,896

Total Permanent Positions	498,896

Other Compensation Common to All
Personnel Economic Relief Allowance	18,552
Representation Allowance	7,632
Transportation Allowance	7,632
Clothing and Uniform Allowance	4,638
Mid-Year Bonus - Civilian	41,584
Year End Bonus	41,584
Cash Gift	3,865
Productivity Enhancement Incentive	3,865
Step Increment	1,245

Total Other Compensation Common to All	130,597

Other Benefits
PAG-IBIG Contributions	932
PhilHealth Contributions	10,399
Employees Compensation Insurance Premiums	932
Loyalty Award - Civilian	290
Terminal Leave	6,979

Total Other Benefits	19,532

Total Personnel Services	649,025

Maintenance and Other Operating Expenses
Travelling Expenses	165,418
Training and Scholarship Expenses	41,435

DECEMBER 25, 2023	OFFICIAL GAZETTE	1023

DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

Supplies and Materials Expenses	72,710
Utility Expenses	38,109
Communication Expenses	38,881
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	19,986
Professional Services	154,498
General Services	44,219
Repairs and Maintenance	9,024
Financial Assistance/ Subsidy	950,814
Taxes, Insurance Premiums and Other Fees	3,648
Other Maintenance and Operating Expenses
Advertising Expenses	2,900
Printing and Publication Expenses	4,104
Representation Expenses	59,242
Transportation and Delivery Expenses	635
Rent/Lease Expenses	44,581
Subscription Expenses	31,450
Other Maintenance and Operating Expenses	4,316

Total Maintenance and Other Operating Expenses	1,685,970

Total Current Operating Expenditures	2,334,995

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	94,000
Machinery and Equipment Outlay	128,280
Transportation Equipment Outlay	103,800

Total Capital Outlays	326,080

TOTAL NEW APPROPRIATIONS	2,661,075

B. HUMAN SE’ITLEMENTS ADJUDICATION COMMISSION

For general administration and support, and operations as indicated hereunder	₱	646,445,00

New Appropriations, by Programs/ Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	176,092,000	₱	196,118,000	₱	109,956,000	₱	482,166,000
Operations		120,749,000		43,530,000				164,279,000

HUMAN SETTLEMENTS ADJUDICATION PROGRAM		120,749,000		43,530,000				164,279,000

TOTAL NEW APPROPRIATIONS	₱	296,841,000	₱	239,648,000	₱	109,956,000	₱	646,445,000

1024	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Special Provision(s)

1. Reporting and Posting Requirements. The Human Settlements Adjudication Commission (HSAC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) HSAC’s website.

The HSAC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations. by Programs/ Activities/ Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	169,909,000	₱	196,118,000	₱	109,956,000	₱	415,983,000

National Capital Region (NCR)		92,969,000		144,641,000		101,596,000		339,206,000

Central Office		81,931,000		140,509,000		100,136,000		329,182,000
Regional Adjudication Branch - NCR		5,032,000		4,132,000		860,000		10,024,000
Region I - llocos		6,065,000		3,318,000		160,000		10,203,000

Regional Adjudication Branch - I		6,065,000		3,318,000		160,000		10,203,000
Cordillera Administrative Region (CAR)		5,848,000		3,189,000		460,000		9,491,000

Regional Adjudication Branch - CAR		5,848,000		3,189,000		460,000		9,491,000
Region II - Cagayan Valley		6,315,000		3,081,000		460,000		9,922,000

Regional Adjudication Branch - II		6,315,000		3,081,000		460,000		9,922,000
Region Ill - Central Luzon		5,290,000		2,900,000		460,000		8,650,000

Regional Adjudication Branch - Ill		5,290,000		2,900,000		460,000		8,650,000
Region IVA - CALABARZON		5,848,000		5,862,000		580,000		12,290,000

Regional Adjudication Branch - IVA		5,848,000		5,862,000		580,000		12,290,000
Region IVB - MIMAROPA		5,220,000		2,640,000		580,000		8,440,000

Regional Adjudication Branch - IVB		5,220,000		2,640,000		580,000		8,440,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1025

DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

Region V - Bicol	4,923,000	3,166,000	630,000	8,719,000

Regional Adjudication Branch - V	4,923,000	3,166,000	630,000	8,719,000
Region VI - Western Visayas	4,434,000	2,884,000	560,000	7,878,000

Regional Adjudication Branch - VI	4,434,000	2,884,000	560,000	7,878,000
Region VII - Central Visayas	5,755,000	3,557,000	460,000	9,772,000

Regional Adjudication Branch - VII	5,755,000	3,557,000	460,000	9,772,000
Region VIII - Eastern Visayas	3,954,000	3,415,000	460,000	7,829,000

Regional Adjudication Branch - VIII	3,954,000	3,415,000	460,000	7,829,000
Region IX - Zamboanga Peninsula	4,691,000	3,154,000	460,000	8,305,000

Regional Adjudication Branch - IX	4,691,000	3,154,000	460,000	8,305,000
Region X - Northern Mindanao	3,454,000	3,932,000	750,000	8,136,000

Regional Adjudication Branch - X	3,454,000	3,932,000	750,000	8,136,000
Region XI - Davao	4,548,000	3,928,000	750,000	9,226,000

Regional Adjudication Branch - XI	4,548,000	3,928,000	750,000	9,226,000
Region XII - SOCCSKSARGEN	4,998,000	3,092,000	460,000	8,550,000

Regional Adjudication Branch - XII	4,998,000	3,092,000	460,000	8,550,000
Region XIII - Caraga	5,537,000	3,293,000	530,000	9,360,000

Regional Adjudication Branch - XIII	5,537,000	3,293,000	530,000	9,360,000
Administration of Personnel Benefits	6,183,000			6,183,000

National Capital Region (NCR)	6,183,000			6,183,000

Central Office	6,183,000			6,183,000

Sub-total, General Administration and Support	176,092,000	196,118,000	109,956,000	482,166,000

Operations
HUMAN SETTLEMENTS ADJUDICATION PROGRAM	120,749,000	43,530,000		164,279,000

Conduct of Legal Researches and Related Studies	50,979,000	19,713,000		70,692,000

National Capital Region (NCR)	16,426,000	5,846,000		22,272,000

Central Office	11,295,000	4,624,000		15,919,000
Regional Adjudication Branch - NCR	5,131,000	1,222,000		6,353,000

1026	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region I - Ilocos	2,417,000	573,000	2,990,000

Regional Adjudication Branch - I	2,417,000	573,000	2,990,000
Cordillera Administrative Region (CAR)	2,447,000	1,079,000	3,526,000

Regional Adjudication Branch - CAR	2,447,000	1,079,000	3,526,000
Region II - Cagayan Valley	2,417,000	684,000	3,101,000

Regional Adjudication Branch - II	2,417,000	684,000	3,101,000
Region III - Central Luzon	3,193,000	1,139,000	4,332,000

Regional Adjudication Branch - III	3,193,000	1,139,000	4,332,000
Region IVA - CALABARZON	2,906,000	1,551,000	4,457,000

Regional Adjudication Branch - IVA	2,906,000	1,551,000	4,457,000
Region IVB - MIMAROPA	1,958,000	908,000	2,866,000

Regional Adjudication Branch - IVB	1,958,000	908,000	2,866,000
Region V - Bicol	1,560,000	780,000	2,340,000

Regional Adjudication Branch - V	1,560,000	780,000	2,340,000
Region VI - Western Visayas	2,186,000	1,320,000	3,506,000

Regional Adjudication Branch - VI	2,186,000	1,320,000	3,506,000
Region VII - Central Visayas	2,796,000	1,508,000	4,304,000

Regional Adjudication Branch - VII	2,796,000	1,508,000	4,304,000
Region VIII - Eastern Visayas	2,447,000	761,000	3,208,000

Regional Adjudication Branch - VIII	2,447,000	761,000	3,208,000
Region IX - Zamboanga Peninsula	1,038,000	853,000	1,891,000

Regional Adjudication Branch - IX	1,038,000	853,000	1,891,000
Region X - Northern Mindanao	2,447,000	798,000	3,245,000

Regional Adjudication Branch - X	2,447,000	798,000	3,245,000
Region XI - Davao	3,224,000	873,000	4,097,000

Regional Adjudication Branch - XI	3,224,000	873,000	4,097,000
Region XII - SOCCSKSARGEN	1,988,000	257,000	2,245,000

Regional Adjudication Branch - XII	1,988,000	257,000	2,245,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1027

DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

Region XIII - Caraga	1,529,000	783,000	2,312,000

Regional Adjudication Branch - XIII	1,529,000	783,000	2,312,000
Resolution of Cases/ Complaints Arising from the Implementation of Laws, Rules and Regulations on Zoning, Subdivision/ Condominium Development and Intra and Inter Homeowners Associations Disputes as well as Appealed Cases Pertinent Thereto	69,770,000	23,817,000	93,587,000

National Capital Region (NCR)	11,293,000	7,568,000	18,861,000

Central Office	2,372,000	6,182,000	8,554,000
Regional Adjudication Branch - NCR	8,921,000	1,386,000	10,307,000
Region I - Ilocos	2,813,000	752,000	3,565,000

Regional Adjudication Branch - I	2,813,000	752,000	3,565,000
Cordillera Administrative Region (CAR)	3,296,000	1,013,000	4,309,000

Regional Adjudication Branch - CAR	3,296,000	1,013,000	4,309,000
Region II - Cagayan Valley	2,109,000	847,000	2,956,000

Regional Adjudication Branch - II	2,109,000	847,000	2,956,000
Region III - Central Luzon	4,925,000	1,129,000	6,054,000

Regional Adjudication Branch - III	4,925,000	1,129,000	6,054,000
Region IVA - CALABARZON	4,925,000	1,650,000	6,575,000

Regional Adjudication Branch - IVA	4,925,000	1,650,000	6,575,000
Region IVB - MIMAROPA	3,296,000	882,000	4,178,000

Regional Adjudication Branch - IVB	3,296,000	882,000	4,178,000
Region V - Bicol	4,925,000	897,000	5,822,000

Regional Adjudication Branch - V	4,925,000	897,000	5,822,000
Region VI - Western Visayas	2,813,000	866,000	3,679,000

Regional Adjudication Branch - VI	2,813,000	866,000	3,679,000
Region VII - Central Visayas	3,085,000	1,488,000	4,573,000

Regional Adjudication Branch - VII	3,085,000	1,488,000	4,573,000
Region VIII - Eastern Visayas	4,925,000	979,000	5,904,000

Regional Adjudication Branch - VIII	4,925,000	979,000	5,904,000

1028	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region IX - Zamboanga Peninsula		3,503,000		1,012,000				4,515,000

Regional Adjudication Branch - IX		3,503,000		1,012,000				4,515,000
Region X - Northern Mindanao		5,172,000		1,093,000				6,265,000

Regional Adjudication Branch - X		5,172,000		1,093,000				6,265,000
Region XI - Davao		7,046,000		1,447,000				8,493,000

Regional Adjudication Branch - XI		7,046,000		1,447,000				8,493,000
Region XII - SOCCSKSARGEN		2,813,000		1,174,000				3,987,000

Regional Adjudication Branch - XII		2,813,000		1,174,000				3,987,000
Region XIII - Caraga		2,831,000		1,020,000				3,851,000

Regional Adjudication Branch - XIII		2,831,000		1,020,000				3,851,000

Sub-total, Operations		120,749,000		43,530,000				164,279,000

TOTAL NEW APPROPRIATIONS	₱	296,841,000	₱	239,648,000	₱	109,956,000	₱	646,445,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	218,920

Total Permanent Positions	218,920

Other Compensation Common to All
Personnel Economic Relief Allowance	8,520
Representation Allowance	4,530
Transportation Allowance	4,530
Clothing and Uniform Allowance	2,130
Mid-Year Bonus - Civilian	18,244
Year End Bonus	18,244
Cash Gift	1,775
Productivity Enhancement Incentive	1,775
Step Increment	548

Total Other Compensation Common to All	60,296

Other Benefits
PAG-IBIG Contributions	424
PhilHealth Contributions	4,556

DECEMBER 25, 2023	OFFICIAL GAZETTE	1029
DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

Employees Compensation Insurance Premiums	424
Terminal Leave	6,183

Total Other Benefits	11,587

Non-Permanent Positions	6,038

Total Personnel Services	296,841

Maintenance and Other Operating Expenses
Travelling Expenses	8,222
Training and Scholarship Expenses	13,201
Supplies and Materials Expenses	62,660
Utility Expenses	13,914
Communication Expenses	25,973
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	2,777
Professional Services	1,190
General Services	35,234
Repairs and Maintenance	8,315
Taxes, Insurance Premiums and Other Fees	10,167
Other Maintenance and Operating Expenses
Advertising Expenses	2,535
Printing and Publication Expenses	830
Representation Expenses	2,138
Transportation and Delivery Expenses	1,344
Rent/ Lease Expenses	19,080
Membership Dues and Contributions to Organizations	40
Subscription Expenses	22,193
Donations	19
Other Maintenance and Operating Expenses	9,816

Total Maintenance and Other Operating Expenses	239,648

Total Current Operating Expenditures	536,489

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	58,221
Transportation Equipment Outlay	50,040
Furniture, Fixtures and Books Outlay	1,695

Total Capital Outlays	109,956

TOTAL NEW APPROPRIATIONS	646,445

1030	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

GENERAL SUMMARY

DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	649,025,000	₱	1,685,970,000	₱	326,080,000	₱	2,661,075,000
B. HUMAN SETTLEMENTS ADJUDICATION COMMISSION		296,841,000		239,648,000		109,956,000		646,445,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT	₱	945,866,000	₱	1,925,618,000	₱	436,036,000	₱	3,307,520,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1031
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

XV. DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	5,253,648,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	347,663,000	₱	193,632,000	₱		₱	541,295,000
Support to Operations		28,553,000		17,273,000				45,826,000
Operations		389,273,000		1,960,904,000		335,865,000		2,686,042,000

ICT GOVERNANCE PROGRAM		49,587,000		694,504,000		15,000,000		759,091,000
ICT SYSTEMS AND INFOSTRUCTURE DEVELOPMENT, MANAGEMENT, AND ADVISORY PROGRAM		74,573,000		749,058,000		167,000,000		990,631,000
ICT CAPACITY DEVELOPMENT AND MANAGEMENT PROGRAM		265,113,000		517,342,000		153,865,000		936,320,000

Total, Regular Programs		765,489,000		2,171,809,000		335,865,000		3,273,163,000

B. PROJECTS
Locally-Funded Project(s)				1,764,105,000		216,380,000		1,980,485,000

Total, Project(s)				1,764,105,000		216,380,000		1,980,485,000

TOTAL NEW APPROPRIATIONS	₱	765,489,000	₱	3,935,914,000	₱	552,245,000	₱	5,253,648,000

Special Provision(s)

1. Free Public Internet Access Fund. In addition to the amounts appropriated herein, Two Billion Five Hundred Million Pesos (₱2,500,000,000) shall be used to provide financing for the implementation of the Free Public Internet Access Program (FPIAP), including Information Communication Technology (ICT) Infrastructure such as backbone, Middle Mile and Last Mile ICT Infrastructure, construction of towers, data centers, assets, and services, as may be determined by the Department of Information and Communications Technology (DICT), sourced from the Spectrum Users Fees collected by the National Telecommunications Commission, constituted into the Free Public Internet Access Fund under the management of the DICT in accordance with Section 17 of R.A. No. 10929, for the following purposes with their corresponding amounts:

(a) Two Billion Four Hundred Forty Nine Million Three Hundred Forty Five Thousand Pesos (₱2,449,345,000) for Free Internet Wi-Fi Connectivity in Public Places; and

(b) Fifty Million Six Hundred Fifty Five Thousand Pesos (₱50,655,000) for Free Internet Wi-Fi Connectivity in SUCs.

The General Administration and Support Services in the implementation of the Free Public Internet Access Program shall not exceed three percent (3%) of the total financing sourced from the Spectrum Users Fees.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Additional Priority Sites for the Free Access Wi-Fi Program. The DICT shall include resettlement sites to be identified by the Department of Human Settlements and Urban Development among its priority sites for its Free Public Wi-Fi Program.

3. Incentives to LGU-Community Service Providers. For localities not yet included in its 2024 Free Public Wi-Fi Program, the DICT shall develop policies and standards that will allow it to incentivize to LGU-Community Service Providers and shall enter into a Memorandum of Agreement with LGUs and their chosen service providers for the development and financing of Free Wi-Fi facilities in schools, public facilities, resettlement sites and transportation hubs in geographically-isolated and disadvantaged areas.

1032	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

4. Reporting and Posting Requirements. The DICT shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) DICT’s website.

The DICT shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations.

The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/ Activities/ Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	330,712,000	₱	191,521,000		₱	522,233,000

National Capital Region (NCR)		330,712,000		191,521,000			522,233,000

Central Office		330,712,000		191,521,000			522,233,000
Organization and Human Resource
Management and Development		11,560,000		2,111,000			13,671,000

National Capital Region (NCR)		11,560,000		2,111,000			13,671,000

Central Office		11,560,000		2,111,000			13,671,000
Administration of Personnel Benefits		5,391,000					5,391,000

National Capital Region (NCR)		5,391,000					5,391,000

Central Office		5,391,000					5,391,000

Sub-total, General Administration and Support		347,663,000		193,632,000			541,295,000

Support to Operations
Internal Support Management Program		15,675,000		8,074,000			23,749,000

National Capital Region (NCR)		15,675,000		8,074,000			23,749,000

Central Office		15,675,000		8,074,000			23,749,000
Internal Systems and Standards
Development and Management Program		12,878,000		9,199,000			22,077,000

National Capital Region (NCR)		12,878,000		9,199,000			22,077,000

Central Office		12,878,000		9,199,000			22,077,000

Sub-total, Support to Operations		28,553,000		l7,273,000			45,826,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1033
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

Operations
ICT GOVERNANCE PROGRAM	49,587,000	694,504,000	15,000,000	759,091,000

ICT Plans Development and Management	21,387,000	2,124,000		23,511,000

National Capital Region (NCR)	21,387,000	2,124,000		23,511,000

Central Office	21,387,000	2,124,000		23,511,000
ICT and Cybersecurity Policies Development and Management	28,200,000	692,380,000	15,000,000	735,580,000

National Capital Region (NCR)	28,200,000	692,380,000	15,000,000	735,580,000

Central Office	28,200,000	692,380,000	15,000,000	735,580,000
ICT SYSTEMS AND INFOSTRUCTURE DEVELOPMENT, MANAGEMENT, AND ADVISORY PROGRAM	74,573,000	749,058,000	167,000,000	990,631,000

INNOVATION AND DEVELOPMENT SUB-PROGRAM	36,723,000	700,448,000	167,000,000	904,171,000

ICT Systems and Infostructure Development	36,723,000	700,448,000	167,000,000	904,171,000

National Capital Region (NCR)	36,723,000	700,448,000	167,000,000	904,171,000

Central Office	36,723,000	700,448,000	167,000,000	904,171,000
IMPLEMENTATION MANAGEMENT AND OPERATIONS SUB-PROGRAM	37,850,000	48,610,000		86,460,000

ICT Systems and Infostructure Management and Services	37,850,000	48,610,000		86,460,000

National Capital Region (NCR)	37,850,000	48,610,000		86,460,000

Central Office	37,850,000	48,610,000		86,460,000
ICT CAPACITY DEVELOPMENT AND MANAGEMENT PROGRAM	265,113,000	517,342,000	153,865,000	936,320,000

ICT Literacy Development and Management	18,810,000	79,794,000	110,000,000	208,604,000

National Capital Region (NCR)	18,810,000	79,794,000	110,000,000	208,604,000

Central Office	18,810,000	79,794,000	110,000,000	208,604,000
ICT Industry and Countryside Development	246,303,000	437,548,000	43,865,000	727,716,000

National Capital Region (NCR)	246,303,000	437,548,000	43,865,000	727,716,000

Central Office	246,303,000	437,548,000	43,865,000	727,716,000

Sub-total, Operations	389,273,000	1,960,904,000	335,865,000	2,686,042,000

Total Regular Programs	765,489,000	2,171,809,000	335,865,000	3,273,163,000

1034	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

PROJECT(S)
Locally-Funded Project(s)
National ICT Household Survey				16,873,000				16,873,000

National Capital Region (NCR)				16,873,000				16,873,000

Central Office				16,873,000				16,873,000
National Government Data Center Infrastructure				728,761,000		21,239,000		750,000,000

National Capital Region (NCR)				728,761,000		21,239,000		750,000,000

Central Office				728,761,000		21,239,000		750,000,000
National Broadband Plan				661,629,000		88,371,000		750,000,000

National Capital Region (NCR)				661,629,000		88,371,000		750,000,000

Central Office				661,629,000		88,371,000		750,000,000
National Government Portal				299,542,000		3,320,000		302,862,000

National Capital Region (NCR)				299,542,000		3,320,000		302,862,000

Central Office				299,542,000		3,320,000		302,862,000

Emergency Telecommunications Facilities for DRRM Offices in Region VIII				57,300,000		103,450,000		160,750,000

National Capital Region (NCR)				57,300,000		103,450,000		160,750,000

Central Office				57,300,000		103,450,000		160,750,000

Total, Locally-Funded Project(s)				1,764,105,000		216,380,000		1,980,485,000

Total, Project(s)				1,764,105,000		216,380,000		1,980,485,000

TOTAL NEW APPROPRIATIONS	₱	765,489,000	₱	3,935,914,000	₱	552,245,000	₱	5,253,648,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services

DECEMBER 25, 2023	OFFICIAL GAZETTE	1035
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

Civilian Personnel
Permanent Positions
Basic Salary	508,443

Total Permanent Positions	508,443

Other Compensation Common to All
Personnel Economic Relief Allowance	22,344
Representation Allowance	8,754
Transportation Allowance	8,754
Clothing and Uniform Allowance	5,586
Mid-Year Bonus - Civilian	42,372
Year End Bonus	42,372
Cash Gift	4,655
Productivity Enhancement Incentive	4,655
Step Increment	1,270

Total Other Compensation Common to All	140,762

Other Compensation for Specific Groups
Magna Carta for Science &Technology Personnel	95,232

Total Other Compensation for Specific Groups	95,232

Other Benefits
PAG-IBIG Contributions	1,117
PhilHealth Contributions	10,484
Employees Compensation Insurance Premiums	1,117
Terminal Leave	5,391

Total Other Benefits	18,109

Non-Permanent Positions	2,943

Total Personnel Services	765,489

Maintenance and Other Operating Expenses
Travelling Expenses	76,361
Training and Scholarship Expenses	255,478
Supplies and Materials Expenses	228,994
Utility Expenses	63,756
Communication Expenses	331,366
Survey, Research, Exploration and Development Expenses	20,273
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	4,251
Professional Services	806,725
General Services	92,329
Repairs and Maintenance	46,081
Taxes, Insurance Premiums and Other Fees	5,909

1036	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Other Maintenance and Operating Expenses
Printing and Publication Expenses	2,750
Representation Expenses	7,535
Transportation and Delivery Expenses	10,000
Rent/Lease Expenses	350,853
Subscription Expenses	1,048,351
Other Maintenance and Operating Expenses	584,902

Total Maintenance and Other Operating Expenses	3,935,914

Total Current Operating Expenditures	4,701,403

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	38,721
Buildings and Other Structures	47,725
Machinery and Equipment Outlay	463,299
Intangible Assets Outlay	2,500

Total Capital Outlays	552,245

TOTAL NEW APPROPRIATIONS	5,253,648

B. CYBERCRIME INVESTIGATION AND COORDINATION CENTER

For general administration and support, and operations, as indicated hereunder	₱	469,839,000

New Appropriations, by Program/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	53,182,000	₱	69,071,000	₱		₱	122,253,000
Operations				248,395,000		99,191,000		347,586,000

CYBERCRIME PREVENTION, INVESTIGATION AND COORDINATION PROGRAM				248,395,000		99,191,000		347,586,000

TOTAL NEW APPROPRIATIONS	₱	53,182,000	₱	317,466,000	₱	99,191000	₱	469,839,000

Special Provision(s)

1. Reporting and Posting Requirements. The Cybercrime Investigation and Coordination Center (CICC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) CICC’s website.

The CICC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

DECEMBER 25, 2023	OFFICIAL GAZETTE	1037
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/ Activities/ Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	53,182,000	₱	69,071,000	₱		₱	122,253,000

Sub-total, General Administration and Support		53,182,000		69,071,000				122,253,000

Operations
CYBERCRIME PREVENTION, INVESTIGATION AND COORDINATION PROGRAM				248,395,000		99,191,000		347,586,000

Formulation, coordination, and monitoring of cybercrime plans and policies				248,395,000		99,191,000		347,586,000

Sub-total, Operations				248,395,000		99,191,000		347,586,000

TOTAL NEW APPROPRIATIONS	₱	53,182,000	₱	317,466,000	₱	99,191,000	₱	469,839,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	41,055

Total Permanent Positions	41,055

Other Compensation Common to All
Personnel Economic Relief Allowance	1,272
Representation Allowance	1,056
Transportation Allowance	1,056
Clothing and Uniform Allowance	318
Mid-Year Bonus - Civilian	3,421
Year End Bonus	3,421
Cash Gift	265

1038	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Productivity Enhancement Incentive	265
Step Increment	103

Total Other Compensation Common to All	11,177

Other Benefits
PAG-IBIG Contributions	64
PhilHealth Contributions	822
Employees Compensation Insurance Premiums	64

Total Other Benefits	950

Total Personnel Services	53,182

Maintenance and Other Operating Expenses
Travelling Expenses	9,600
Training and Scholarship Expenses	13,100
Supplies and Materials Expenses	17,915
Utility Expenses	4,700
Communication Expenses	11,800
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	750
Professional Services	96,150
Repairs and Maintenance	2,700
Taxes, Insurance Premiums and Other Fees	650
Other Maintenance and Operating Expenses
Advertising Expenses	600
Printing and Publication Expenses	600
Representation Expenses	5,000
Transportation and Delivery Expenses	5
Rent/Lease Expenses	45,908
Subscription Expenses	79,400
Other Maintenance and Operating Expenses	28,588

Total Maintenance and Other Operating Expenses	317,466

Total Current Operating Expenditures	370,648

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	99,191

Total Capital Outlays	99,191

TOTAL NEW APPROPRIATIONS	469,839

C. NATIONAL PRIVACY COMMISSION

For general administration and support, and operations, as indicated hereunder	₱	437,578,000

New Appropriations, by Programs/ Projects

DECEMBER 25, 2023	OFFICIAL GAZETTE	1039
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	80,941,000	₱	89,236,000	₱	6,749,000	₱	176,926,000
Operations		46,314,000		95,229,000		119,109,000		260,652,000

REGULATORY AND ENFORCEMENT PROGRAM		46,314,000		95,229,000		119,109,000		260,652,000

TOTAL NEW APPROPRIATIONS	₱	127,255,000	₱	184,465,000	₱	125,858,000	₱	437,578,000

Special Provision(s)

1. Reporting and Posting Requirements. The National Privacy Commission (NPC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) NPC’s website.

The NPC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	80,941,000	₱	89,236,000	₱	6,749,000	₱	176,926,000

Sub-total, General Administration and Support		80,941,000		89,236,000		6,749,000		176,926,000

Operations
REGULATORY AND ENFORCEMENT PROGRAM		46,314,000		95,229,000		119,109,000		260,652,000

Regulation and Enforcement of Privacy and Data
Security in Information and Communication Systems		46,314,000		95,229,000		119,109,000		260,652,000

Sub-total, Operations		46,314,000		95,229,000		119,109,000		260,652,000

TOTAL NEW APPROPRIATIONS	₱	127,255,000	₱	184,465,000	₱	125,858,000	₱	437,578,000

1040	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	82,670

Total Permanent Positions	82,670

Other Compensation Common to All
Personnel Economic Relief Allowance	2,640
Representation Allowance	1,746
Transportation Allowance	1,746
Clothing and Uniform Allowance	660
Mid-Year Bonus - Civilian	6,889
Year End Bonus	6,889
Cash Gift	550
Productivity Enhancement Incentive	550
Step Increment	206

Total Other Compensation Common to All	21,876

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	20,804

Total Other Compensation for Specific Groups	20,804

Other Benefits
PAG-IBIG Contributions	132
PhilHealth Contributions	1,641
Employees Compensation Insurance Premiums	132

Total Other Benefits	1,905

Total Personnel Services	127,255

Maintenance and Other Operating Expenses
Travelling Expenses	7,694
Training and Scholarship Expenses	11,749
Supplies and Materials Expenses	8,398
Utility Expenses	9,120
Communication Expenses	3,698
Award/ Rewards and Prizes	600
Survey, Research, Exploration and Development Expenses	12
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,443
Professional Services	67,831
General Services	6,971
Repairs and Maintenance	2,130
Taxes, Insurance Premiums and Other Fees	1,206

DECEMBER 25, 2023	OFFICIAL GAZETTE	1041
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

Other Maintenance and Operating Expenses
Advertising Expenses
Printing and Publication Expenses	260
Representation Expenses	1,212
Transportation and Delivery Expenses	360
Rent/Lease Expenses	30,970
Membership Dues and Contributions to Organizations	450
Subscription Expenses	30,065
Other Maintenance and Operating Expenses	296

Total Maintenance and Other Operating Expenses	184,465

Total Current Operating Expenditures	311,720

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	125,858

Total Capital Outlays	125,858

TOTAL NEW APPROPRIATIONS	437,578

D. NATIONAL TELECOMMUNICATIONS COMMISSION

For general administration and support, and operations, as indicated hereunder	₱	753,800,000

New Appropriations, by Programs/ Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	60,183,000	₱	57,512,000	₱		₱	117,695,000
Operations		216,783,000		195,962,000		223,360,000		636,105,000

RADIO COMMUNICATIONS, BROADCAST AND TELECOMMUNICATIONS MANAGEMENT AND ENFORCEMENT PROGRAM		216,783,000		195,962,000		223,360,000		636,105,000

TOTAL NEW APPROPRIATIONS	₱	276,966,000	₱	253,474,000	₱	223,360,000	₱	753,800,000

1042	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Special Provision(s)

1. Reporting and Posting Requirements. The National Telecommunications Commission (NTC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) NTC’s website.

The NTC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	51,661,000	₱	57,512,000	₱		₱	109,173,000

National Capital Region (NCR)		51,661,000		57,512,000				109,173,000

Central Office		51,661,000		57,512,000				109,173,000
Administration of Personnel Benefits		8,522,000						8,522,000

National Capital Region (NCR)		8,522,000						8,522,000

Central Office		8,522,000						8,522,000

Sub-total, General Administration and Support		60,183,000		57,512,000				117,695,000

Operations
RADIO COMMUNICATIONS, BROADCAST AND TELECOMMUNICATIONS MANAGEMENT AND ENFORCEMENT PROGRAM		216,783,000		195,962,000		223,360,000		636,105,000

Regulation of radio communications, broadcast, and telecommunications facilities		194,387,000		194,204,000		223,360,000		611,951,000

National Capital Region (NCR)		26,892,000		85,011,000		6,166,000		118,069,000

Central Office		17,151,000		73,796,000		5,266,000		96,213,000
Regional Office - NCR		9,741,000		11,215,000		900,000		21,856,000
Region I - Ilocos		11,499,000		7,580,000		24,343,000		43,422,000

Regional Office - I		11,499,000		7,580,000		24,343,000		43,422,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1043
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

Cordillera Administrative Region (CAR)	14,048,000	10,673,000	3,343,000	28,064,000

Regional Office - CAR	14,048,000	10,673,000	3,343,000	28,064,000
Region II - Cagayan Valley	12,841,000	6,157,000	7,700,000	26,698,000

Regional Office - II	12,841,000	6,157,000	7,700,000	26,698,000
Region III - Central Luzon	13,620,000	7,200,000	15,788,000	36,608,000

Regional Office - III	13,620,000	7,200,000	15,788,000	36,608,000
Region IVA - CALABARZON	12,931,000	7,250,000	3,343,000	23,524,000

Regional Office - IVA	12,931,000	7,250,000	3,343,000	23,524,000
Region IVB - MIMAROPA	6,981,000	6,893,000		13,874,000

Regional Office - IVB	6,981,000	6,893,000		13,874,000
Region V - Bicol	13,712,000	6,445,000	49,171,000	69,328,000

Regional Office - V	13,712,000	6,445,000	49,171,000	69,328,000
Region VI - Western Visayas	9,577,000	7,040,000	30,343,000	46,960,000

Regional Office - VI	9,577,000	7,040,000	30,343,000	46,960,000
Region VII - Central Visayas	10,204,000	6,574,000		16,778,000

Regional Office - VII	10,204,000	6,574,000		16,778,000
Region VIII - Eastern Visayas	11,723,000	6,640,000		18,363,000

Regional Office - VIII	11,723,000	6,640,000		18,363,000
Region IX - Zamboanga Peninsula	11,172,000	7,250,000	15,000,000	33,422,000

Regional Office - IX	11,172,000	7,250,000	15,000,000	33,422,000
Region X - Northern Mindanao	13,695,000	9,620,000	5,909,000	29,224,000

Regional Office - X	13,695,000	9,620,000	5,909,000	29,224,000
Region XI - Davao	9,115,000	6,370,000	30,645,000	46,130,000

Regional Office - XI	9,115,000	6,370,000	30,645,000	46,130,000
Region XII - SOCCSKSARGEN	7,103,000	6,900,000	28,609,000	42,612,000

Regional Office - XII	7,103,000	6,900,000	28,609,000	42,612,000
Region XIII - Caraga	9,274,000	6,601,000	3,000,000	18,875,000

Regional Office - XIII	9,274,000	6,601,000	3,000,000	18,875,000
Adjudication of cases and applications for Certificates of Public Convenience and Necessity (CPCN) for telecom service providers and Certificates of Public

1044	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Convenience (CPC) and broadcast service providers		22,396,000		1,758,000				24,154,000

National Capital Region (NCR)		22,396,000		1,758,000				24,154,000

Central Office		22,396,000		1,758,000				24,154,000

Sub-total, Operations		216,783,000		195,962,000		223,360,000		636,105,000

TOTAL NEW APPROPRIATIONS	₱	276,966,000	₱	253,474,000	₱	223,360,000	₱	753,800,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	203,255

Total Permanent Positions	203,255

Other Compensation Common to All
Personnel Economic Relief Allowance	10,704
Representation Allowance	3,756
Transportation Allowance	3,756
Clothing and Uniform Allowance	2,676
Mid-Year Bonus - Civilian	16,935
Year End Bonus	16,935
Cash Gift	2,230
Productivity Enhancement Incentive	2,230
Step Increment	507

Total Other Compensation Common to All	59,729

Other Benefits
PAG-IBIG Contributions	537
PhilHealth Contributions	4,386
Employees Compensation Insurance Premiums	537
Terminal Leave	8,522

Total Other Benefits	13,982

Total Personnel Services	276,966

DECEMBER 25, 2023	OFFICIAL GAZETTE	1045
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

Maintenance and Other Operating Expenses
Travelling Expenses	21,576
Training and Scholarship Expenses	19,831
Supplies and Materials Expenses	31,616
Utility Expenses	22,114
Communication Expenses	10,082
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	3,066
Professional Services	1,055
General Services	56,210
Repairs and Maintenance	11,664
Taxes, Insurance Premiums and Other Fees	14,063
Other Maintenance and Operating Expenses
Advertising Expenses	100
Representation Expenses	1,945
Rent/Lease Expenses	2,330
Membership Dues and Contributions to Organizations	159
Subscription Expenses	1,777
Other Maintenance and Operating Expenses	55,886

Total Maintenance and Other Operating Expenses	253,474

Total Current Operating Expenditures	530,440

Capital Outlays
Property, Plant and Equipment Outlay
Land Outlay	16,100
Buildings and Other Structures	160,345
Machinery and Equipment Outlay	7,715
Transportation Equipment Outlay	23,400
Furniture, Fixtures and Books Outlay	15,800

Total Capital Outlays	223,360

TOTAL NEW APPROPRIATIONS	753,800

1046	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

GENERAL SUMMARY

DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. OFFICE OF THE SECRETARY	₱	765,489,000	₱	3,935,914,000	552,245,000	₱	5,253,648,000
B. CYBERCRIME INVESTIGATION AND COORDINATION CENTER		53,182,000		317,466,000	99,191,000		469,839,000
C. NATIONAL PRIVACY COMMISSION		127,255,000		184,465,000	125,858,000		437,578,000
D. NATIONAL TELECOMMUNICATIONS COMMISSION		276,966,000		253,474,000	223,360,000		753,800,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY	₱	1,222,892,000	₱	4,691,319,000	1,000,654,000	₱	6,914,865,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1047
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

XVI. DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	7,853,707,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	299,928,000	₱	329,006,000	₱	274,946,000	₱	903,880,000
Support to Operations		124,748,000		562,547,000				687,295,000
Operations		3,432,488,000		1,525,130,000		112,870,000		5,070,488,000

LOCAL GOVERNMENT EMPOWERMENT PROGRAM		3,432,488,000		525,130,000		112,870,000		4,070,488,000

LOCAL GOVERNMENT PERFORMANCE OVERSIGHT AND RECOGNITION AND INCENTIVES PROGRAM				1,000,000,000				1,000,000,000

Total, Regular Programs		3,857,164,000		2,416,683,000		387,816,000		6,661,663,000

B. PROJECT(S)
Locally-Funded Project(s)		37,573,000		1,102,718,000		51,753,000		1,192,044,000

Total, Project(s)		37,573,000		1,102,718,000		51,753,000		1,192,044,000

TOTAL NEW APPROPRIATIONS	₱	3,894,737,000	₱	3,519,401,000	₱	439,569,000	₱	7,853,707,000

Special Provision(s)

1. Support for the Local Governance Program. The amount of One Hundred Eighty Eight Million Three Hundred Seven Thousand Pesos (₱I88,307,000) appropriated herein for the Support for the Local Governance Program shall be used by the DILG to support the Local Development Councils to enable them to perform their functions under Title VI, Chapter V, Book I of R.A. No. 7160, particularly in the development of a comprehensive multi-sectoral development plan, and to ensure that all local development investment programs are aligned with the Philippine Development Plan 2023-2028.

2. Seal of Good Local Governance Incentive Fund. The amount of One Billion Pesos (₱1,000,000,000) appropriated herein for the Seal of Good Local Governance Incentive Fund shall support the implementation of R.A. No. 11292 and shall be utilized to pay out the financial incentive granted to qualified LGUs under the Local Governance Performance Management Program. The incentive granted shall be used for local priority projects or reforms that will help enhance transparency and accountability in all local government transactions, intensify the preparedness of LGUs against disasters, cultivate the welfare of vulnerable sectors, ensure the delivery of quality health services, support the vision of quality education for all, promote peace and order, safeguard and preserve the integrity of the environment, boost economic development, foster the value of sustainable tourism and nurture culture and heritage, and stimulate meaningful participation in local governance.

3. Monitoring and Evaluation or Assistance to Local Government Units. The amount of Five Hundred Six Million Four Hundred Thirty Five Thousand Pesos (₱506,435,000) appropriated herein shall be used by the DILG in the monitoring and evaluation of the projects covered by the Local Government Support Fund.

4. Monitoring and Evaluation of Infrastructure Projects or Local Government Units. The DILG, in the exercise of its supervisory power, shall monitor and evaluate the performance of the LGUs in the implementation and management of all infrastructure projects through the use of Results-Based Monitoring and Evaluation Systems.

The DILG shall also strengthen the local project monitoring committees tasked to assist the LGUs to assume greater roles and responsibilities in the monitoring and evaluation of the infrastructure projects devolved in its localities.

1048	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

5. Decentralization and Local Governance Reform Advocacy Program. The amount of One Hundred Million Pesos (₱100,000,000) appropriated herein shall be used for the implementation of the Decentralization and Local Governance Reform Advocacy Program which aims to deliver programs and projects that enhance the representation of local governments at the national level and empower them to become able-partners in nation building. This program shall have the following focus areas: (i) organizational development; (ii) capacity development; (iii) advocacy campaigns; and (iv) local leagues participation to nation building.

Implementation, monitoring and evaluation, and progress reporting of the program shall be subject to the guidelines to be issued by the DILG.

The DILG shall submit to the DBM, Speaker of the House of Representatives, President of the Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required, either in printed form or by way of electronic document, quarterly reports on the utilization of funds. The DILG Secretary and web administrator or his/ her equivalent shall be responsible for ensuring that said quarterly reports are likewise posted on its website.

Disbursement and utilization of funds shall be subject to the pertinent provisions of R.A. No. 9184, applicable budgeting, accounting, and auditing rules and regulations, and such other guidelines to be issued for the purpose.

6. Disaster Preparedness Activities. The DILG, in the exercise of its supervisory power, shall ensure that LGUs establish and maintain an efficient and effective impact-based early warning system with standard operating procedures for evacuation tested through drills and simulation exercises to enable communities threatened by typhoon, flood, storm surge, tsunami, and other impending hazards or weather-related phenomena that may cause loss of life, injury or other health impacts, property damage, loss of livelihood and services, to respond in a timely manner and reduce the likelihood of harm or loss and damage.

7. Prohibition Against New Illegal Structures. The DILG shall ensure that municipal or city government units and barangays shall prevent the construction of any kind of illegal dwelling unit or structure within their respective localities.

The head of any LGU concerned who allows, abets or otherwise tolerates the construction of any structure in violation of this Section shall be liable to administrative sanctions under existing laws and to penal sanctions provided for under R.A. No. 7279.

8. Containment of the Cleared Areas. The concerned LGUs shall be responsible for preventing the construction of any kind of structures or illegal dwelling units in the areas that have been cleared and shall ensure that the vacated areas are not re-occupied. In case of waterways that have been cleared, it shall maintain at least three (3) meters clearance from the riverbanks. No permit for residential or other purposes shall be issued for the site by any government agency or instrumentality. The concerned LGUs, through the National Prosecution Service of the DO], shall also exercise their power to prosecute professional squatters or members of a squatting syndicate and any individual or group who will occupy or cause other persons to occupy the cleared areas. LGU officials who failed to implement this provision shall be held liable under existing laws.

9. Local Climate Budget Tagging. In coordination with the Climate Change Commission (CCC) and the Department of Budget and Management (DBM), the DILG shall ensure that LGUs tag their budgets for climate change adaptation and mitigation in their annual investment plans in accordance with the DBM-CCC-DILG Joint Memorandum Circular No. 2015-01. The DILG shall also include the Local Climate Change Expenditure Tagging requirement among its indicators in the Seal of Good Local Governance. (GENERAL OBSERVATION- President’s Veto Message, December 20, 2023, Volume I-B, page 786, R.A. No. 11975)

10. Reporting and Posting Requirements. The DILG shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) DILG’s website.

The DILG shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

11. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/ Activities/ Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	262,018,000	₱	329,006,000	₱	274,946,000	₱	865,970,000

National Capital Region (NCR)		262,018,000		329,006,000		274,946,000		865,970,000

Central Office		262,018,000		329,006,000		274,946,000		865,970,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1049
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Administration of Personnel Benefits	37,910,000			37,910,000

National Capital Region (NCR)	37,910,000			37,910,000
Central Office	37,910,000			37,910,000

Sub-total, General Administration and Support	299,928,000	329,006,000	274,946,000	903,880,000

Support to Operations
Development of policies, programs, and standards for local government capacity development and performance oversight	124,748,000	56,112,000		180,860,000

National Capital Region (NCR)	124,748,000	56,112,000		180,860,000

Central Office	124,748,000	56,112,000		180,860,000
Monitoring and Evaluation of Assistance to LGUs		506,435,000		506,435,000

National Capital Region (NCR)		506,435,000		506,435,000

Central Office		506,435,000		506,435,000

Sub-total, Support to Operations	124,748,000	562,547,000		687,295,000

Operations
LOCAL GOVERNMENT EMPOWERMENT PROGRAM	3,432,488,000	525,130,000	112,870,000	4,070,488,000

Supervision and Development of Local Governments	3,432,488,000	412,478,000	112,870,000	3,957,836,000

National Capital Region (NCR)	149,804,000	26,376,000		176,180,000

Regional Office - NCR	149,804,000	26,376,000		176,180,000
Region I - Ilocos	234,184,000	25,592,000		259,776,000

Regional Office - I	234,184,000	25,592,000		259,776,000
Cordillera Administrative Region (CAR)	183,151,000	23,754,000		206,905,000

Regional Office - CAR	183,151,000	23,754,000		206,905,000
Region II - Cagayan Valley	212,218,000	25,044,000		237,262,000

Regional Office - II	212,218,000	25,044,000		237,262,000
Region III - Central Luzon	274,595,000	25,926,000		300,521,000

Regional Office - III	274,595,000	25,926,000		300,521,000
Region IVA - CALABARZON	296,550,000	28,790,000		325,340,000

Regional Office - IVA	296,550,000	28,790,000		325,340,000
Region IVB - MIMAROPA	168,397,000	26,461,000	8,500,000	203,358,000

Regional Office - IVB	168,397,000	26,461,000	8,500,000	203,358,000

1050	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region V - Bicol	256,142,000	25,237,000		281,379,000

Regional Office - V	256,142,000	25,237,000		281,379,000
Region VI - Western Visayas	304,422,000	25,999,000	69,370,000	399,791,000

Regional Office - VI	304,422,000	25,999,000	69,370,000	399,791,000
Region VII - Central Visayas	270,496,000	25,803,000		296,299,000

Regional Office - VII	270,496,000	25,803,000		296,299,000
Region VIII - Eastern Visayas	291,868,000	25,524,000		317,392,000

Regional Office - VIII	291,868,000	25,524,000		317,392,000
Region IX - Zamboanga Peninsula	144,050,000	25,877,000		169,927,000

Regional Office - IX	144,050,000	25,877,000		169,927,000
Region X - Northern Mindanao	212,894,000	27,970,000		240,864,000

Regional Office - X	212,894,000	27,970,000		240,864,000
Region XI - Davao	128,707,000	24,356,000	35,000,000	188,063,000

Regional Office - XI	128,707,000	24,356,000	35,000,000	188,063,000
Region XII - SOCCSKSARGEN	137,759,000	26,449,000		164,208,000

Regional Office - XII	137,759,000	26,449,000		164,208,000
Region XIII - Caraga	167,251,000	23,320,000		190,571,000

Regional Office - XIII	167,251,000	23,320,000		190,571,000
Strengthening of Peace and Orders Councils (POCs)		112,652,000		112,652,000

National Capital Region (NCR)		105,523,000		105,523,000

Central Office		104,930,000		104,930,000
Regional Office - NCR		593,000		593,000
Region I - Ilocos		456,000		456,000

Regional Office - I		456,000		456,000
Cordillera Administrative Region (CAR)		341,000		341,000

Regional Office - CAR		341,000		341,000
Region II - Cagayan Valley		409,000		409,000

Regional Office - II		409,000		409,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1051
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Region III - Central Luzon	551,000	551,000

Regional Office - III	551,000	551,000
Region IVA - CALABARZON	326,000	326,000

Regional Office - IVA	326,000	326,000
Region IVB - MIMAROPA	320,000	320,000

Regional Office - IVB	320,000	320,000
Region V - Bicol	342,000	342,000

Regional Office - V	342,000	342,000
Region VI - Western Visayas	535,000	535,000

Regional Office - VI	535,000	535,000
Region VII - Central Visayas	548,000	548,000

Regional Office - VII	548,000	548,000
Region VIII - Eastern Visayas	560,000	560,000

Regional Office - VIII	560,000	560,000
Region IX - Zamboanga Peninsula	365,000	365,000

Regional Office - IX	365,000	365,000
Region X - Northern Mindanao	508,000	508,000

Regional Office - X	508,000	508,000
Region XI - Davao	565,000	565,000

Regional Office - XI	565,000	565,000
Region XII - SOCCSKSARGEN	956,000	956,000

Regional Office - XII	956,000	956,000
Region XIII - Caraga	347,000	347,000

Regional Office - XIII	347,000	347,000
LOCAL GOVERNMENT PERFORMANCE OVERSIGHT AND RECOGNITION AND INCENTIVES PROGRAM	1,000,000,000	1,000,000,000

Local Governance Performance Management Program - Seal of Good Local Governance Incentive Fund (SGLG Fund)	1,000,000,000	1,000,000,000

National Capital Region (NCR)	1,000,000,000	1,000,000,000

Central Office	1,000,000,000	1,000,000,000

1052	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Sub-total, Operations	3,432,488,000	1,525,130,000	112,870,000	5,070,488,000

Total, Regular Programs	3,857,164,000	2,416,683,000	387,816,000	6,661,663,000

PROJECTS
Locally-Funded Project(s)
Support for Local Governance Program	15,080,000	188,307,000		203,387,000

National Capital Region (NCR)	15,080,000	188,307,000		203,387,000

Central Office	15,080,000	188,307,000		203,387,000
Civil Society Organization/Peoples Participation Partnership Program		16,589,000		16,589,000

National Capital Region (NCR)		16,589,000		16,589,000

Central Office		16,589,000		16,589,000
Improve LGU Competitiveness and Ease of Doing Business		32,877,000		32,877,000

National Capital Region (NCR)		32,877,000		32,877,000

Central Office		32,877,000		32,877,000
911 Emergency Services	22,493,000	4,140,000		26,633,000

National Capital Region (NCR)	22,493,000	4,140,000		26,633,000

Central Office	22,493,000	4,140,000		26,633,000
LAN, WAN and IP Telephony Expansion		58,544,000	20,065,000	78,609,000

National Capital Region (NCR)		58,544,000	20,065,000	78,609,000

Central Office		58,544,000	20,065,000	78,609,000
Enhanced Comprehensive Local Integration Program (E-CLIP)		226,390,000		226,390,000

National Capital Region (NCR)		226,390,000		226,390,000

Central Office		226,390,000		226,390,000
Philippine Anti-Illegal Drugs Strategy (PADS)		100,000,000		100,000,000

National Capital Region (NCR)		100,000,000		100,000,000

Central Office		100,000,000		100,000,000
Communities for Peace (C4PEACE) Program		85,440,000		85,440,000

National Capital Region (NCR)		85,440,000		85,440,000

Central Office		85,440,000		85,440,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1053
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Preventing and Countering Violent Extremism and Insurgency (PCVEI)	25,000,000		25,000,000

National Capital Region (NCR)	25,000,000		25,000,000

Central Office	25,000,000		25,000,000
LGU Information Management Program	136,696,000	31,688,000	168,384,000

National Capital Region (NCR)	136,696,000	31,688,000	168,384,000

Central Office	136,696,000	31,688,000	168,384,000
Decentralization and Local Governance Reform Advocacy Program	100,000,000		100,000,000

National Capital Region (NCR)	100,000,000		100,000,000

Central Office	100,000,000		100,000,000
Strengthened LGU Database for Evidence-Based Planning: Support to Community-Based Monitoring System	19,040,000		19,040,000

National Capital Region (NCR)	19,040,000		19,040,000

Central Office	19,040,000		19,040,000
Lupong Tagapamayapa Incentives Awards	20,417,000		20,417,000

National Capital Region (NCR)	20,417,000		20,417,000

Central Office	20,417,000		20,417,000
Manila Bay Clean-Up	54,270,000		54,270,000

National Capital Region (NCR)	54,270,000		54,270,000

Central Office	54,270,000		54,270,000
Bantay Korapsyon (BK)	10,000,000		10,000,000

National Capital Region (NCR)	10,000,000		10,000,000
Central Office	10,000,000		10,000,000
Capacity Building for Futures Thinking Initiatives and Recognition and Awards for Attainment of Sustainable Development Goals (SDGs)	20,000,000		20,000,000

National Capital Region (NCR)	20,000,000		20,000,000

Central Office	20,000,000		20,000,000
Assistance to Iloilo LGUs for Capacity Development in the Provision of Basic Services	5,008,000		5,008,000

Region VI - Western Visayas	5,008,000		5,008,000

Regional Office - VI	5,008,000		5,008,000

1054	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Sub-total, Locally-Funded Project(s)		37,573,000		1,102,718,000		51,753,000		1,192,044,000

Total, Project(s)		37,573,000		1,102,718,000		51,753,000		1,192,044,000

TOTAL NEW APPROPRIATIONS	₱	3,894,737,000	₱	3,519,401,000	₱	439,569,000	₱	7,853,707,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	2,843,830

Total Permanent Positions	2,843,830

Other Compensation Common to All
Personnel Economic Relief Allowance	104,448
Representation Allowance	121,746
Transportation Allowance	121,746
Clothing and Uniform Allowance	26,112
Mid-Year Bonus - Civilian	236,988
Year End Bonus	236,988
Cash Gift	21,760
Productivity Enhancement Incentive	21,760
Step Increment	7,111

Total Other Compensation Common to All	898,659

Other Benefits
PAG-IBIG Contributions	5,222
PhilHealth Contributions	61,961
Employees Compensation Insurance Premiums	5,222
Loyalty Award - Civilian	4,360
Terminal Leave	37,910

Total Other Benefits	114,675

Non-Permanent Positions	37,573

Total Personnel Services	3,894,737

Maintenance and Other Operating Expenses
Travelling Expenses	142,720
Training and Scholarship Expenses	469,940
Supplies and Materials Expenses	217,877
Utility Expenses	97,118
Communication Expenses	144,902
Awards/ Rewards and Prizes	25,890

DECEMBER 25, 2023	OFFICIAL GAZETTE	1055
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	100,600
Extraordinary and Miscellaneous Expenses	5,467
Professional Services	24,872
General Services	818,660
Repairs and Maintenance	75,504
Financial Assistance/Subsidy	1,208,108
Taxes, Insurance Premiums and Other Fees	13,663
Other Maintenance and Operating Expenses
Advertising Expenses	17,841
Printing and Publication Expenses	11,787
Representation Expenses	1,114
Transportation and Delivery Expenses	2,411
Rent/Lease Expenses	39,181
Membership Dues and Contributions to Organizations	107
Subscription Expenses	45,496
Donations	10

Other Maintenance and Operating Expenses	56,133

Total Maintenance and Other Operating Expenses	3,519,401

Total Current Operating Expenditures	7,414,138

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	112,870
Machinery and Equipment Outlay	250,964
Transportation Equipment Outlay	65,050
Furniture, Fixtures and Books Outlay	10,685

Total Capital Outlays	439,569

TOTAL NEW APPROPRIATIONS	7,853,707

B. BUREAU OF FIRE PROTECTION

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	29,494,835,000

New Appropriations, by Programs/ Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	4,058,322,000	₱	120,473,000	₱	27,673,000	₱	4,206,468,000
Operations		21,773,894,000		1,958,984,000		406,388,000		24,139,266,000

FIRE PREVENTION MANAGEMENT PROGRAM		100,757,000		219,898,000				320,655,000
FIRE AND EMERGENCY MANAGEMENT PROGRAM		21,673,137,000		1,739,086,000		406,388,000		23,818,611,000

Total, Regular Programs		25,832,216,000		2,079,457,000		434,061,000		28,345,734,000

1056	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

B. PROJECT(S)
Locally-Funded Project(s)				65,214,000		1,083,887,000		1,149,101,000

Total, Project(s)				65,214,000		1,083,887,000		1,149,101,000

TOTAL NEW APPROPRIATIONS	₱	25,832,216,000	₱	2,144,671,000	₱	1,517,948,000	₱	29,494,835,000

Special Provision(s)

1. Fire Code Revenues. All funds collected, as per Section 13 of R.A. No. 9514, shall be utilized for the modernization of the Bureau of Fire Protection (BFP), including facility upgrades and purchase of firetruck, firefighting and personal protective equipment, and emergency and rescue equipment.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

(GENERAL OBSERVATION- President’s Veto Message, December 20, 2023, Volume I-B, pages 785-786, R.A. No. 11975)

2. Trust Receipts from Firearms License Fees. Scholarship assistance to be extended to surviving children of deceased or permanently incapacitated firefighters in accordance with R.A. No. 6963 shall be allocated from the net proceeds of the firearms license fees on a “per-request-basis”, subject to the guidelines to be issued by DBM and DILG.

Said fees shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996.

3. Maintenance and Other Operating Expenses of Fire Stations. The amount appropriated for the MOOE of the district, city and municipal fire stations, included under the budget of the BFP’s regional offices, shall be distributed within five (5) days from receipt of the allocation based on the criteria determined jointly by the DBM, DILG and BFP.

4. Use of Maintenance and Other Operating Expenses for Payment of Damages. The Chief of the BFP is authorized, subject to the approval of the Secretary of the Interior and Local Government, to utilize MOOE for the payment of damages to property and for injury and death of civilians resulting from lawful fire operations as determined by a competent court.

5. Quick Response Fund. The amount of Fifty Million Pesos (₱50,000,000) appropriated herein for the Quick Response Fund (QRF) shall serve as a stand-by fund to be used for relief and rescue operations in order that the situation and living conditions of people living in communities or areas stricken by calamities, epidemics, crises, and catastrophes occurring during the current year may be normalized as quickly as possible. In no case shall the QRF be used for pre-disaster activities or for any other purpose not authorized in this provision.

6. Rice Subsidy. The amount of Two Hundred Sixty Five Million Nine Hundred Seventy Three Thousand Pesos (₱265,973,000) appropriated herein shall be used for the provision of rice subsidy, equivalent to twenty (20) kilos of rice a month, in the form of financial assistance to the uniformed personnel of BFP.

7. Reporting and Posting Requirements. The BFP shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	BFP’s website.

The BFP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

8. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/ Activities/ Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	29,867,000	₱	120,473,000	₱	27,673,000	₱	178,013,000

National Capital Region (NCR)		29,867,000		120,473,000		27,673,000		178,013,000

Regional Office - NCR		29,867,000		120,473,000		27,673,000		178,013,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1057
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Administration of Personnel Benefits	4,028,455,000			4,028,455,000

National Capital Region (NCR)	4,028,455,000			4,028,455,000

Regional Office - NCR	4,028,455,000			4,028,455,000

Sub-total, General Administration and Support	4,058,322,000	120,473,000	27,673,000	4,206,468,000

Operations
FIRE PREVENTION MANAGEMENT PROGRAM	100,757,000	219,898,000		320,655,000

Enforcement of fire safety, laws, rules, regulations and others	73,229,000	112,699,000		185,928,000

National Capital Region (NCR)	73,229,000	112,699,000		185,928,000

Regional Office - NCR	73,229,000	112,699,000		185,928,000
Information, Education and Communication (IEC) activities	27,528,000	107,199,000		134,727,000

National Capital Region (NCR)	27,528,000	107,199,000		134,727,000

Regional Office - NCR	27,528,000	107,199,000		134,727,000
FIRE AND EMERGENCY MANAGEMENT PROGRAM	21,673,137,000	1,739,086,000	406,388,000	23,818,611,000

Fire operations activities	21,646,688,000	1,703,235,000	406,388,000	23,756,311,000

National Capital Region (NCR)	21,646,688,000	1,703,235,000	406,388,000	23,756,311,000

Regional Office - NCR	21,646,688,000	1,703,235,000	406,388,000	23,756,311,000
Fire investigation activities	1,048,000	20,547,000		21,595,000

National Capital Region (NCR)	1,048,000	20,547,000		21,595,000

Regional Office - NCR	1,048,000	20,547,000		21,595,000
Non-fire activities	25,401,000	15,304,000		40,705,000

National Capital Region (NCR)	25,401,000	15,304,000		40,705,000

Regional Office - NCR	25,401,000	15,304,000		40,705,000

Sub-total, Operations	21,773,894,000	1,958,984,000	406,388,000	24,139,266,000

Total, Regular Programs	25,832,216,000	2,079,457,000	434,061,000	28,345,734,000

PROJECTS
Locally-Funded Project(s)
Fire Command and Control Operation System
Project Phase II		10,024,000	31,802,000	41,826,000

National Capital Region (NCR)		10,024,000	31,802,000	41,826,000

Regional Office - NCR		10,024,000	31,802,000	41,826,000

1058	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Fire Code Enforcement and Fees Collection Web Portal Project Phase II				5,190,000		32,085,000		37,275,000

National Capital Region (NCR)				5,190,000		32,085,000		37,275,000

Regional Office - NCR				5,190,000		32,085,000		37,275,000
Quick Response Fund				50,000,000				50,000,000

National Capital Region (NCR)				50,000,000				50,000,000

Regional Office - NCR				50,000,000				50,000,000

Acquisition of Fire Trucks						1,000,000,000		1,000,000,000

National Capital Region (NCR)						1,000,000,000		1,000,000,000

Regional Office - NCR						1,000,000,000		1,000,000,000
Construction of Duero Fire Station, Brgy. San Antonio, Duero, Bohol						20,000,000		20,000,000

Region VII - Central Visayas						20,000,000		20,000,000

Regional Office - VII						20,000,000		20,000,000

Sub-total, Locally-Funded Project(s)				65,214,000		1,083,887,000		1,149,101,000

Total, Project(s)				65,214,000		1,083,887,000		1,149,101,000

TOTAL NEW APPROPRIATIONS	₱	25,832,216,000	₱	2,144,671,000	₱	1,517,948,000	₱	29,494,835,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	117,869

Total Permanent Positions	117,869

Other Compensation Common to All
Personnel Economic Relief Allowance	9,000
Representation Allowance	360
Transportation Allowance	360
Clothing and Uniform Allowance	2,250
Mid-Year Bonus - Civilian	9,822
Year End Bonus	9,822
Cash Gift	1,875

DECEMBER 25, 2023	OFFICIAL GAZETTE	1059
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Productivity Enhancement Incentive	1,875
Step Increment	294

Total Other Compensation Common to All	35,658

Other Benefits
PAG-IBIG Contributions	449
PhilHealth Contributions	2,648
Employees Compensation Insurance Premiums	449

Total Other Benefits	3,546

Military/Uniformed Personnel
Basic Pay
Base Pay	13,325,885
Creation of New Positions	579,075

Total Basic Pay	13,904,960

Other Compensation Common to All
Personnel Economic Relief Allowance	818,376
Clothing/ Uniform Allowance	296,111
Subsistence Allowance	1,866,920
Laundry Allowance	12,808
Quarters Allowance	178,493
Longevity Pay	1,922,780
Mid-Year Bonus - Military/Uniformed Personnel	1,110,490
Year-end Bonus	1,110,490
Cash Gift	170,495
Productivity Enhancement Incentive	170,495

Total Other Compensation Common to All	7,657,458

Other Compensation for Specific Groups
Hazardous Duty Pay	37,076
Hazard Duty Pay	220,962
Training Subsistence Allowance	7,128
Hospitalization Expenses	14,065
Lump-sum for Filling of Positions - Military/Uniformed Personnel (MUP)	1,971,587

Total Other Compensation for Specific Groups	2,250,818

Other Benefits
Special Group Term Insurance	2,455
PAG-IBIG Contributions	40,919
PhilHealth Contributions	299,821
Employees Compensation Insurance Premiums	40,919
Retirement Gratuity	571,112
Terminal Leave	906,681

1060	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Total Other Benefits	1,861,907

Total Personnel Services	25,832,216

Maintenance and Other Operating Expenses
Travelling Expenses	82,958
Training and Scholarship Expenses	27,276
Supplies and Materials Expenses	966,806
Utility Expenses	114,121
Communication Expenses	58,219
Professional Services	2,130
General Services	11,020
Repairs and Maintenance	379,513
Financial Assistance/Subsidy	265,973
Taxes, Insurance Premiums and Other Fees	59,871
Other Maintenance and Operating Expenses
Printing and Publication Expenses	62,537
Transportation and Delivery Expenses	798
Rent/Lease Expenses	25,963
Subscription Expenses	6,882
Other Maintenance and Operating Expenses	80,604

Total Maintenance and Other Operating Expenses	2,144,671

Total Current Operating Expenditures	27,976,887

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	20,000
Machinery and Equipment Outlay	1,493,178
Furniture, Fixtures and Books Outlay	4,770

Total Capital Outlays	1,517,948

TOTAL NEW APPROPRIATIONS	29,494,835

C. BUREAU OF JAIL MANAGEMENT AND PENOLOGY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	23,867,636,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	2,999,887,000	₱	418,682,000	₱	34,095,000	₱	3,452,664,000
Operations		13,159,406,000		7,003,631,000		100,968,000		20,264,005,000

INMATES’ SAFEKEEPING AND DEVELOPMENT PROGRAM		13,159,406,000		7,003,631,000		100,968,000		20,264,005,000

Total, Regular Programs		16,159,293,000		7,422,313,000		135,063,000		23,716,669,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1061
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

B. PROJECT(S)
Locally-Funded Project(s)				14,456,000		136,511,000		150,967,000

Total, Project(s)				14,456,000		136,511,000		150,967,000

TOTAL NEW APPROPRIATIONS	₱	16,159,293,000	₱	7,436,769,000	₱	271,574,000	₱	23,867,636,000

Special Provision(s)

1. Trust Receipts from Firearms License Fees. Scholarship assistance to be extended to surviving children of deceased or permanently incapacitated jail officers in accordance with R.A. No. 6963 shall be allocated from the net proceeds of the firearms license fees on a “per-request-basis”, subject to the guidelines to be issued by DBM and DILG.

Said fees shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338.

2. Subsistence and Medicine Allowances of Prisoners. The amounts appropriated herein shall cover daily subsistence and medicine allowances at Four Billion Six Hundred Sixty Four Million Three Hundred Six Thousand Pesos (₱4,664,306,000) and Nine Hundred Ninety Nine Million Four Hundred Ninety Four Thousand Pesos (₱999,494,000), respectively, for One Hundred Eighty Two Thousand Five Hundred Fifty Six (182,556) assumed number of prisoners for the year.

3. Jail Facilities and Personnel. Notwithstanding Section 60 of R.A. No. 6975, the PNP shall continue to provide an adequate number of uniformed personnel to act as jail guards in the various city, municipal and district jails throughout the country until after sufficient jail guard positions have been created for the purpose.

The PNP shall ensure that uniformed women personnel assigned as jail guards shall be in proportion to the number of jails for women. Likewise, separate facilities and cells for women shall form part of the standard design in the construction and improvement of jails and its facilities.

4. Rice Subsidy. The amount of One Hundred Sixty Three Million Seven Hundred Eighty Five Thousand Pesos (₱163,785,000) appropriated herein shall be used for the provision of rice subsidy, equivalent to twenty (20) kilos of rice a month, in the form of financial assistance to the uniformed personnel of the Bureau of Jail Management and Penology (BJMP).

5. Reporting and Posting Requirements. The BJMP shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) BJMP’s website.

The BJMP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

6. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	26,033,000	₱	418,682,000	₱	34,095,000	₱	478,810,000

National Capital Region (NCR)		26,033,000		418,682,000		34,095,000		478,810,000

Regional Office - NCR		26,033,000		418,682,000		34,095,000		478,810,000
Administration of Personnel Benefits		2,973,854,000						2,973,854,000

National Capital Region (NCR)		2,973,854,000						2,973,854,000

Regional Office - NCR		2,973,854,000						2,973,854,000
Sub-total, General Administration and Support		2,999,887,000		418,682,000		34,095,000		3,452,664,000

1062	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Operations
INMATES’ SAFEKEEPING AND DEVELOPMENT PROGRAM		13,159,406,000		7,003,631,000		100,968,000		20,264,005,000

Custody, safekeeping and rehabilitation of district, city and municipal inmates awaiting investigation, trial and/or transfer to the national penitentiary		13,159,406,000		7,003,631,000		100,968,000		20,264,005,000

National Capital Region (NCR)		13,159,406,000		7,003,631,000		100,968,000		20,264,005,000

Regional Office - NCR		13,159,406,000		7,003,631,000		100,968,000		20,264,005,000

Sub-total, Operations		13,159,406,000		7,003,631,000		100,968,000		20,264,005,000

Total, Regular Programs		16,159,293,000		7,422,313,000		135,063,000		23,716,669,000

PROJECTS
Locally-Funded Project(s)
Jail Service Intelligent Operations Center				2,625,000		46,099,000		48,724,000

National Capital Region (NCR)				2,625,000		46,099,000		48,724,000

Regional Office - NCR				2,625,000		46,099,000		48,724,000
Unified Digital Communication and Dispatch System				2,981,000		39,518,000		42,499,000

National Capital Region (NCR)				2,981,000		39,518,000		42,499,000

Regional Office - NCR				2,981,000		39,518,000		42,499,000
Management Enhancement and Reunification Thru Information Technology System				4,725,000		1,125,000		5,850,000

National Capital Region (NCR)				4,725,000		1,125,000		5,850,000

Regional Office - NCR				4,725,000		1,125,000		5,850,000
Single Carpeta Project System				4,125,000		24,769,000		28,894,000

National Capital Region (NCR)				4,125,000		24,769,000		28,894,000

Regional Office - NCR				4,125,000		24,769,000		28,894,000
Construction of Antipolo City Jail						25,000,000		25,000,000

Region IVA - CALABARZON						25,000,000		25,000,000

Regional Office - IVA						25,000,000		25,000,000

Sub-total, Locally-Funded Project(s)				14,456,000		136,511,000		150,967,000

Total, Project(s)				14,456,000		136,511,000		150,967,000

TOTAL NEW APPROPRIATIONS	₱	16,159,293,000	₱	7,436,769,000	₱	271,574,000	₱	23,867,636,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1063
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	40,541

Total Permanent Positions	40,541

Other Compensation Common to All
Personnel Economic Relief Allowance	2,136
Representation Allowance	522
Transportation Allowance	522
Clothing and Uniform Allowance	534
Mid-Year Bonus - Civilian	3,378
Year End Bonus	3,378
Cash Gift	445
Productivity Enhancement Incentive	445
Step Increment	101

Total Other Compensation Common to All	11,461

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	3,777

Total Other Compensation for Specific Groups	3,777

Other Benefits
PAG-IBIG Contributions	107
PhilHealth Contributions	890
Employees Compensation Insurance Premiums	107
Loyalty Award - Civilian	45

Total Other Benefits	1,149

Military/Uniformed Personnel
Basic Pay
Base Pay	8,126,858
Creation of New Positions	579,075

Total Basic Pay	8,705,933

Other Compensation Common to All
Personnel Economic Relief Allowance	503,952
Clothing/ Uniform Allowance	102,694

1064	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Subsistence Allowance	1,149,640
Laundry Allowance	7,986
Quarters Allowance	108,058
Longevity Pay	1,169,821
Mid-Year Bonus - Military/Uniformed Personnel	677,238
Year-end Bonus	677,238
Cash Gift	104,990
Productivity Enhancement Incentive	104,990

Total Other Compensation Common to All	4,606,607

Other Compensation for Specific Groups
Hazardous Duty Pay	19,427
Hazard Duty Pay	136,067
Training Subsistence Allowance	4,800
Lump-sum for Filling of Positions - Military/Uniformed Personnel (MUP)	1,487,075

Total Other Compensation for Specific Groups	1,647,369

Other Benefits
Special Group Term Insurance	1,512
PAG-IBIG Contributions	25,198
PhilHealth Contributions	182,844
Employees Compensation Insurance Premiums	25,198
Retirement Gratuity	348,245
Terminal Leave	559,459

Total Other Benefits	1,142,456

Total Personnel Services	16,159,293

Maintenance and Other Operating Expenses

Travelling Expenses	30,091
Training and Scholarship Expenses	36,438
Supplies and Materials Expenses	6,412,341
Utility Expenses	313,624
Communication Expenses	187,180
Awards/Rewards and Prizes	3,587
Survey, Research, Exploration and Development Expenses	4,517
Professional Services	27,210
General Services	1,900
Repairs and Maintenance	168,517
Financial Assistance/Subsidy	163,785
Taxes, Insurance Premiums and Other Fees	28,910
Other Maintenance and Operating Expenses
Advertising Expenses	298
Printing and Publication Expenses	11,415
Representation Expenses	948
Transportation and Delivery Expenses	1,208
Rent/Lease Expenses	12,400
Subscription Expenses	14,616
Other Maintenance and Operating Expenses	17,784

DECEMBER 25, 2023	OFFICIAL GAZETTE	1065
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Total Maintenance and Other Operating Expenses	7,436,769

Total Current Operating Expenditures	23,596,062

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	23,580
Buildings and Other Structures	64,458
Machinery and Equipment Outlay	161,536
Transportation Equipment Outlay	22,000

Total Capital Outlays	271,574

TOTAL NEW APPROPRIATIONS	23,867,636

D. LOCAL GOVERNMENT ACADEMY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	296,651,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	12,402,000	₱	33,564,000	₱	2,369,000	₱	48,335,000
Operations		19,697,000		197,559,000				217,256,000

LGU AND DILG LG-SECTOR PERSONNEL CAPACITY DEVELOPMENT PROGRAM		19,697,000		197,559,000				217,256,000

Total, Regular Programs		32,099,000		231,123,000		2,369,000		265,591,000

B. PROJECT(S)
Locally-Funded Project(s)				29,260,000		1,800,000		31,060,000

Total, Project(s)				29,260,000		1,800,000		31,060,000

TOTAL NEW APPROPRIATIONS	₱	32,099,000	₱	260,383,000	₱	4,169,000	₱	296,651,000

Special Provision(s)

1. Enhancing Local Government Unit Capacity on Climate Change Adaptation and Disaster Risk Management Framework. The amount of Seventy Six Million Pesos (₱76,000,000) appropriated herein for the Enhancement of LGU Capacity on Climate Change Adaptation and Disaster Risk Management Framework shall be used to enable LGUs to effectively implement disaster prevention and risk reduction measures through the strengthening of communities and people’s capacity to anticipate, cope with, and recover from disasters.

2. Prohibition on the Use of Funds. No appropriations authorized herein shall be used for the lakbay-aral and other similar activities of local government officials and employees.

1066	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

3. Training Programs. The DILG, through the Local Government Academy (LGA), shall conduct training programs on (i) enhanced Local Climate Change Action Plans; and (ii) laws on environmental protection, ecological solid waste management, climate change adaptation and mitigation, and disaster risk reduction, including measures towards the preservation of the indigenous culture.

It shall also hold peer-to-peer learning exchanges on best practices for climate change adaptation and mitigation.

4. Reporting and Posting Requirements. The LGA shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) LGA’s website.

The LGA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

5. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	12,402,000	₱	33,564,000	₱	2,369,000	₱	48,335,000

Sub-total, General Administration and Support		12,402,000		33,564,000		2,369,000		48,335,000

Operations
LGU AND DILG LG-SECTOR PERSONNEL CAPACITY DEVELOPMENT PROGRAM		19,697,000		197,559,000				217,256,000

Conduct of research studies and formulation of policies, guidelines for LGU and department personnel related to capacity building		9,903,000		15,467,000				25,370,000
Development and implementation of capacity development programs for LGU and DILG LG-sector personnel		9,794,000		182,092,000				191,886,000

Sub-total, Operations		19,697,000		197,559,000				217,256,000

Total, Regular Programs		32,099,000		231,123,000		2,369,000		265,591,000

PROJECTS
Locally-Funded Project(s)
Enterprise Solutions Management				13,925,000		1,800,000		15,725,000
Modernization of LGA Training Center in Los Baños, Laguna				15,335,000				15,335,000

Sub-total, Locally-Funded Project(s)				29,260,000		1,800,000		31,060,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1067
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Total, Project(s)				29,260,000		1,800,000		31,060,000

TOTAL NEW APPROPRIATIONS	₱	32,099,000	₱	260,383,000	₱	4,169,000	₱	296,651,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	24,811

Total Permanent Positions	24,811

Other Compensation Common to All
Personnel Economic Relief Allowance	1,008
Representation Allowance	390
Transportation Allowance	390
Clothing and Uniform Allowance	252
Mid-Year Bonus - Civilian	2,068
Year End Bonus	2,068
Cash Gift	210
Productivity Enhancement Incentive	210
Step Increment	62

Total Other Compensation Common to All	6,658

Other Benefits
PAG-IBIG Contributions	50
PhilHealth Contributions	530
Employees Compensation Insurance Premiums	50

Total Other Benefits	630

Total Personnel Services	32,099

Maintenance and Other Operating Expenses
Travelling Expenses	56,015
Training and Scholarship Expenses	140,143
Supplies and Materials Expenses	2,817
Utility Expenses	3,220
Communication Expenses	3,925
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	135
Professional Services	9,590
General Services	6,490
Repairs and Maintenance	18,283
Taxes, Insurance Premiums and Other Fees	470

1068	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Other Maintenance and Operating Expenses
Printing and Publication Expenses	450
Transportation and Delivery Expenses	130
Rent/Lease Expenses	12,288
Membership Dues and Contributions to Organizations	85
Subscription Expenses	6,342

Total Maintenance and Other Operating Expenses	260,383

Total Current Operating Expenditures	292,482

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	1,800
Transportation Equipment Outlay	2,369

Total Capital Outlays	4,169

TOTAL NEW APPROPRIATIONS	296,651

E. NATIONAL COMMISSION ON MUSLIM FILIPINOS

For general administration and support, support to operations, and operations, as indicated hereunder	₱	867,932,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	108,169,000	₱	79,445,000	₱		₱	187,614,000
Support to Operations		33,558,000		25,084,000		20,920,000		79,562,000
Operations		518,184,000		82,572,000				600,756,000

SOCIO-CULTURAL PROGRAM		460,505,000		74,485,000				534,990,000
SOCIO-ECONOMIC PROGRAM		19,313,000		2,798,000				22,111,000
SOCIAL PROTECTION PROGRAM		38,366,000		5,289,000				43,655,000

TOTAL NEW APPROPRIATIONS	₱	659,911,000	₱	187,101,000	₱	20,920,000	₱	867,932,000

Special Provision(s)

1. Trust Receipts for Hajj. Advance payments by pilgrims and local and foreign donations received to cover expenses for the annual Hajj shall be recorded as trust receipts in accordance with E.O. No. 338, as implemented by COA-DBM-DOF J.C. No. 1-97 dated January 2, 1997.

2. Appropriations for Hajj. The amount of Forty Nine Million Seven Hundred Ninety Seven Thousand Pesos (₱49,797,000) appropriated herein for MOOE includes the administrative expenses of the National Commission on Muslim Filipinos (NCMF) supervisory team in the annual Hajj.

DECEMBER 25, 2023	OFFICIAL GAZETTE	1069
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

3. Reporting and Posting Requirements. The NCMF shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) NCMF’s website.

The NCMF shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	79,208,000	₱	79,445,000		₱	158,653,000
Administration of Personnel Benefits		28,961,000					28,961,000

Sub-total, General Administration and Support		108,169,000		79,445,000			187,614,000

Support to Operations
Planning, Research and Development, Monitoring and Evaluation, and Information Systems Management		19,827,000		20,874,000	20,920,000		61,621,000
Information dissemination on issues and concerns affecting Muslim Filipinos		13,731,000		1,241,000			14,972,000
Policy and advisory services				2,969,000			2,969,000

Sub-total, Support to Operations		33,558,000		25,084,000	20,920,000		79,562,000

Operations
SOCIO-CULTURAL PROGRAM		460,505,000		74,485,000			534,990,000

Administration and supervision of Hajj operations		17,752,000		49,797,000			67,549,000
Institutional support, development and promotion for Madrasah Education, Shari’ah program and Qur’an competitions		17,020,000		4,618,000			21,638,000
Promotion, development, management and preservation of Muslim cultural centers, heritage, holidays, festivities and cultural activities		425,733,000		20,070,000			445,803,000
SOCIO-ECONOMIC PROGRAM		19,313,000		2,798,000			22,111,000

Promotion, development and management of Endowment Services				374,000			374,000

1070	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Promotion and development of Muslim Micro and Small Enterprise (MSEs)		19,313,000		2,180,000				21,493,000
Promotion and development of Halal				244,000				244,000
SOCIAL PROTECTION PROGRAM		38,366,000		5,289,000				43,655,000

Support and assistance to Muslim education and advocacy program				516,000				516,000
Legal and paralegal services to Muslim Filipino Communities		12,647,000		1,647,000				14,294,000
Assistance to Muslim settlement, ancestral lands, relocation and disaster relief services		13,729,000		1,615,000				15,344,000
Peace initiatives and conflict resolution		11,990,000		1,511,000				13,501,000

Sub-total, Operations		518,184,000		82,572,000				600,756,000

TOTAL NEW APPROPRIATIONS	₱	659,911,000	₱	187,101,000	₱	20,920,000	₱	867,932,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	478,865

Total Permanent Positions	478,865

Other Compensation Common to All
Personnel Economic Relief Allowance	20,784
Representation Allowance	8,550
Transportation Allowance	8,550
Clothing and Uniform Allowance	5,196
Mid-Year Bonus - Civilian	39,906
Year End Bonus	39,906
Cash Gift	4,330
Productivity Enhancement Incentive	4,330
Step Increment	1,197

Total Other Compensation Common to All	132,749

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	817
Overseas Allowance	6,030

Total Other Compensation for Specific Groups	6,847

DECEMBER 25, 2023	OFFICIAL GAZETTE	1071
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Other Benefits
PAG-IBIG Contributions	1,039
PhilHealth Contributions	10,136
Employees Compensation Insurance Premiums	1,039
Loyalty Award - Civilian	275
Terminal Leave	28,961

Total Other Benefits	41,450

Total Personnel Services	659,911

Maintenance and Other Operating Expenses
Travelling Expenses	53,396
Training and Scholarship Expenses	13,165
Supplies and Materials Expenses	21,261
Utility Expenses	7,487
Communication Expenses	21,018
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	3,859
Professional Services	3,432
General Services	7,386
Repairs and Maintenance	1,546
Financial Assistance/Subsidy	797
Taxes, Insurance Premiums and Other Fees	143
Other Maintenance and Operating Expenses
Advertising Expenses	564
Printing and Publication Expenses	10,902
Representation Expenses	8,322
Transportation and Delivery Expenses	120
Rent/Lease Expenses	28,199
Subscription Expenses	3,723
Other Maintenance and Operating Expenses	1,781

Total Maintenance and Other Operating Expenses	187,101

Total Current Operating Expenditures	847,012

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	1,000
Machinery and Equipment Outlay	19,920

Total Capital Outlays	20,920

TOTAL NEW APPROPRIATIONS	867,932

F. NATIONAL POLICE COMMISSION

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	2,076,916,000

New Appropriations, by Programs/Projects

1072	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	332,273,000	₱	185,921,000	₱	52,070,000	₱	570,264,000
Operations		1,353,891,000		99,260,000		1,615,000		1,454,766,000

POLICE ADMINISTRATION PROGRAM		1,311,650,000		91,705,000		1,615,000		1,404,970,000
CRIME PREVENTION AND COORDINATION PROGRAM		42,241,000		7,555,000				49,796,000

Total, Regular Programs		1,686,164,000		285,181,000		53,685,000		2,025,030,000

B. PROJECT(S)
Locally-Funded Project(s)				12,249,000		39,637,000		51,886,000

Total, Project(s)				12,249,000		39,637,000		51,886,000

TOTAL NEW APPROPRIATIONS	₱	1,686,164,000	₱	297,430,000	₱	93,322,000	₱	2,076,916,000

Special Provision(s)

1. Payment of Police Benefits. The amount of Eight Hundred Thirty Five Million One Hundred Forty Five Thousand Pesos (₱835,145,000) appropriated herein for the payment of police benefits shall be released upon submission by the National Police Commission (NAPOLCOM) of the list of claimants with the corresponding benefits and amount.

2. Reporting and Posting Requirements. The NAPOLCOM shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) NAPOLCOM’s website.

The NAPOLCOM shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	325,620,000	₱	185,921,000	₱	52,070,000	₱	563,611,000

National Capital Region (NCR)		130,192,000		123,273,000		29,670,000		283,135,000

Central Office		114,861,000		115,413,000		28,270,000		258,544,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1073
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Regional Office - NCR	15,331,000	7,860,000	1,400,000	24,591,000
Region I - Ilocos	13,119,000	2,869,000	1,400,000	17,388,000

Regional Office - I	13,119,000	2,869,000	1,400,000	17,388,000
Cordillera Administrative Region (CAR)	12,699,000	2,750,000	1,400,000	16,849,000

Regional Office - CAR	12,699,000	2,750,000	1,400,000	16,849,000
Region II - Cagayan Valley	11,122,000	3,173,000	1,400,000	15,695,000

Regional Office - II	11,122,000	3,173,000	1,400,000	15,695,000
Region III - Central Luzon	13,471,000	3,203,000	1,400,000	18,074,000

Regional Office - III	13,471,000	3,203,000	1,400,000	18,074,000
Region IVA - CALABARZON	12,323,000	4,190,000	1,400,000	17,913,000

Regional Office - IVA	12,323,000	4,190,000	1,400,000	17,913,000
Region IVB - MIMAROPA	11,249,000	4,327,000	1,400,000	16,976,000

Regional Office - IVB	11,249,000	4,327,000	1,400,000	16,976,000
Region V - Bicol	13,649,000	3,905,000	1,400,000	18,954,000

Regional Office - V	13,649,000	3,905,000	1,400,000	18,954,000
Region VI - Western Visayas	12,863,000	4,024,000	1,400,000	18,287,000

Regional Office - VI	12,863,000	4,024,000	1,400,000	18,287,000
Region VII - Central Visayas	13,248,000	4,584,000	1,400,000	19,232,000

Regional Office - VII	13,248,000	4,584,000	1,400,000	19,232,000
Region VIII - Eastern Visayas	14,773,000	4,936,000	1,400,000	21,109,000

Regional Office - VIII	14,773,000	4,936,000	1,400,000	21,109,000
Region IX - Zamboanga Peninsula	14,018,000	4,429,000	1,400,000	19,847,000

Regional Office - IX	14,018,000	4,429,000	1,400,000	19,847,000
Region X - Northern Mindanao	12,289,000	4,240,000	1,400,000	17,929,000

Regional Office - X	12,289,000	4,240,000	1,400,000	17,929,000
Region XI - Davao	12,163,000	5,995,000	1,400,000	19,558,000

Regional Office - XI	12,163,000	5,995,000	1,400,000	19,558,000
Region XII - SOCCSKSARGEN	12,870,000	3,356,000	1,400,000	17,626,000

Regional Office - XII	12,870,000	3,356,000	1,400,000	17,626,000

1074	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region XIII - Caraga	5,750,000	3,793,000	1,400,000	10,943,000

Regional Office - XIII	5,750,000	3,793,000	1,400,000	10,943,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	9,822,000	2,874,000	1,400,000	14,096,000

Regional Office - BARMM	9,822,000	2,874,000	1,400,000	14,096,000
Administration of Personnel Benefits	6,653,000			6,653,000

National Capital Region (NCR)	6,653,000			6,653,000

Central Office	6,653,000			6,653,000

Sub-total, General Administration and Support	332,273,000	185,921,000	52,070,000	570,264,000

Operations
POLICE ADMINISTRATION PROGRAM	1,311,650,000	91,705,000	1,615,000	1,404,970,000

POLICE SUPERVISION SUB-PROGRAM	227,831,000	83,146,000	1,615,000	312,592,000

Oversight of Police Administration and Operations	37,255,000	33,515,000	1,615,000	72,385,000

National Capital Region (NCR)	37,255,000	33,515,000	1,615,000	72,385,000

Central Office	37,255,000	33,515,000	1,615,000	72,385,000
Development and Administration of PNP Entrance and Promotional Examinations	20,922,000	33,551,000		54,473,000

National Capital Region (NCR)	14,337,000	24,423,000		38,760,000

Central Office	13,909,000	23,524,000		37,433,000
Regional Office - NCR	428,000	899,000		1,327,000
Region I - Ilocos	428,000	457,000		885,000

Regional Office - I	428,000	457,000		885,000
Cordillera Administrative Region (CAR)	265,000	539,000		804,000

Regional Office - CAR	265,000	539,000		804,000
Region II - Cagayan Valley	428,000	458,000		886,000

Regional Office - II	428,000	458,000		886,000
Region III - Central Luzon	431,000	513,000		944,000

Regional Office - III	431,000	513,000		944,000
Region IVA - CALABARZON	295,000	454,000		749,000

Regional Office - IVA	295,000	454,000		749,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1075
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Region IVB - MIMAROPA	295,000	458,000	753,000

Regional Office - IVB	295,000	458,000	753,000
Region V - Bicol	428,000	739,000	1,167,000

Regional Office - V	428,000	739,000	1,167,000
Region VI - Western Visayas	428,000	1,054,000	1,482,000

Regional Office - VI	428,000	1,054,000	1,482,000
Region VII - Central Visayas	428,000	735,000	1,163,000

Regional Office - VII	428,000	735,000	1,163,000
Region VIII - Eastern Visayas	428,000	862,000	1,290,000

Regional Office - VIII	428,000	862,000	1,290,000
Region IX - Zamboanga Peninsula	428,000	456,000	884,000

Regional Office - IX	428,000	456,000	884,000
Region X - Northern Mindanao	428,000	456,000	884,000

Regional Office - X	428,000	456,000	884,000
Region XI - Davao	428,000	569,000	997,000

Regional Office - XI	428,000	569,000	997,000
Region XII - SOCCSKSARGEN	428,000	460,000	888,000

Regional Office - XII	428,000	460,000	888,000
Region XIII - Caraga	711,000	459,000	1,170,000

Regional Office - XIII	711,000	459,000	1,170,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	308,000	459,000	767,000

Regional Office - BARMM	308,000	459,000	767,000
Inspection and audit of PNP offices, monitoring, review, and evaluation of NAPOLCOM policies and standards	169,654,000	16,080,000	185,734,000

National Capital Region (NCR)	66,378,000	5,965,000	72,343,000

Central Office	56,639,000	5,279,000	61,918,000
Regional Office - NCR	9,739,000	686,000	10,425,000
Region I - Ilocos	7,117,000	613,000	7,730,000

Regional Office - I	7,117,000	613,000	7,730,000

1076	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Cordillera Administrative Region (CAR)	4,897,000	525,000	5,422,000

Regional Office - CAR	4,897,000	525,000	5,422,000
Region II - Cagayan Valley	7,214,000	722,000	7,936,000

Regional Office - II	7,214,000	722,000	7,936,000
Region III - Central Luzon	6,697,000	880,000	7,577,000

Regional Office - III	6,697,000	880,000	7,577,000
Region IVA - CALABARZON	5,941,000	649,000	6,590,000

Regional Office - IVA	5,941,000	649,000	6,590,000
Region IVB - MIMAROPA	6,608,000	606,000	7,214,000

Regional Office - IVB	6,608,000	606,000	7,214,000
Region V - Bicol	7,256,000	550,000	7,806,000

Regional Office - V	7,256,000	550,000	7,806,000
Region VI - Western Visayas	5,544,000	422,000	5,966,000

Regional Office - VI	5,544,000	422,000	5,966,000
Region VII - Central Visayas	7,280,000	520,000	7,800,000

Regional Office - VII	7,280,000	520,000	7,800,000
Region VIII - Eastern Visayas	5,561,000	624,000	6,185,000

Regional Office - VIII	5,561,000	624,000	6,185,000
Region IX - Zamboanga Peninsula	7,230,000	627,000	7,857,000

Regional Office - IX	7,230,000	627,000	7,857,000
Region X - Northern Mindanao	7,308,000	866,000	8,174,000

Regional Office - X	7,308,000	866,000	8,174,000
Region XI - Davao	5,435,000	723,000	6,158,000

Regional Office - XI	5,435,000	723,000	6,158,000
Region XII - SOCCSKSARGEN	7,297,000	638,000	7,935,000

Regional Office - XII	7,297,000	638,000	7,935,000
Region XIII - Caraga	5,329,000	438,000	5,767,000

Regional Office - XIII	5,329,000	438,000	5,767,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1077
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	6,562,000	712,000	7,274,000

Regional Office - BARMM	6,562,000	712,000	7,274,000
POLICE DISCIPLINARY SUB-PROGRAM	241,246,000	8,165,000	249,411,000

Management of Police Summary Dismissal Cases (NAPOLCOM Disciplinary Machinery)	12,410,000		12,410,000

National Capital Region (NCR)	12,410,000		12,410,000

Central Office	12,410,000		12,410,000
Adjudication of Appeals (National Appellate Board and Regional Appellate Boards)	67,690,000	2,064,000	69,754,000

National Capital Region (NCR)	21,217,000	564,000	21,781,000

Central Office	4,587,000	266,000	4,853,000
Regional Office - NCR	16,630,000	298,000	16,928,000
Region I - Ilocos	3,151,000	100,000	3,251,000

Regional Office - I	3,151,000	100,000	3,251,000
Cordillera Administrative Region (CAR)	2,923,000	100,000	3,023,000

Regional Office - CAR	2,923,000	100,000	3,023,000
Region II - Cagayan Valley	3,086,000	100,000	3,186,000

Regional Office - II	3,086,000	100,000	3,186,000
Region III - Central Luzon	3,072,000	100,000	3,172,000

Regional Office - III	3,072,000	100,000	3,172,000
Region IVA - CALABARZON	3,234,000	100,000	3,334,000

Regional Office - IVA	3,234,000	100,000	3,334,000
Region IVB - MIMAROPA	2,657,000	100,000	2,757,000

Regional Office - IVB	2,657,000	100,000	2,757,000
Region V - Bicol	3,019,000	100,000	3,119,000

Regional Office - V	3,019,000	100,000	3,119,000
Region VI - Western Visayas	2,990,000	100,000	3,090,000

Regional Office - VI	2,990,000	100,000	3,090,000
Region VII - Central Visayas	3,151,000	100,000	3,251,000

Regional Office - VII	3,151,000	100,000	3,251,000

1078	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region VIII - Eastern Visayas	3,034,000	100,000	3,134,000

Regional Office - VIII	3,034,000	100,000	3,134,000
Region IX - Zamboanga Peninsula	2,660,000	100,000	2,760,000

Regional Office - IX	2,660,000	100,000	2,760,000
Region X - Northern Mindanao	2,627,000	100,000	2,727,000

Regional Office - X	2,627,000	100,000	2,727,000
Region XI - Davao	2,567,000	100,000	2,667,000

Regional Office - XI	2,567,000	100,000	2,667,000
Region XII - SOCCSKSARGEN	2,864,000	100,000	2,964,000

Regional Office - XII	2,864,000	100,000	2,964,000
Region XIII - Caraga	2,835,000		2,835,000

Regional Office - XIII	2,835,000		2,835,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	2,603,000	100,000	2,703,000

Regional Office - BARMM	2,603,000	100,000	2,703,000
Rendition of Opinions and Legal Services	161,146,000	6,101,000	167,247,000

National Capital Region (NCR)	46,757,000	2,827,000	49,584,000

Central Office	31,595,000	2,633,000	34,228,000
Regional Office - NCR	15,162,000	194,000	15,356,000
Region I - Ilocos	10,073,000	205,000	10,278,000

Regional Office - I	10,073,000	205,000	10,278,000
Cordillera Administrative Region (CAR)	7,523,000	229,000	7,752,000

Regional Office - CAR	7,523,000	229,000	7,752,000
Region II - Cagayan Valley	6,873,000	239,000	7,112,000

Regional Office - II	6,873,000	239,000	7,112,000
Region III - Central Luzon	13,492,000	217,000	13,709,000

Regional Office - III	13,492,000	217,000	13,709,000
Region IVA - CALABARZON	3,624,000	229,000	3,853,000

Regional Office - IVA	3,624,000	229,000	3,853,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1079
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Region IVB - MIMAROPA	6,511,000	148,000	6,659,000

Regional Office - IVB	6,511,000	148,000	6,659,000
Region V - Bicol	7,030,000	234,000	7,264,000

Regional Office - V	7,030,000	234,000	7,264,000
Region VI - Western Visayas	8,693,000	275,000	8,968,000

Regional Office - VI	8,693,000	275,000	8,968,000
Region VII - Central Visayas	8,630,000	238,000	8,868,000

Regional Office - VII	8,630,000	238,000	8,868,000
Region VIII - Eastern Visayas	8,870,000	217,000	9,087,000

Regional Office - VIII	8,870,000	217,000	9,087,000
Region IX - Zamboanga Peninsula	5,306,000	229,000	5,535,000

Regional Office - IX	5,306,000	229,000	5,535,000
Region X - Northern Mindanao	3,613,000	210,000	3,823,000

Regional Office - X	3,613,000	210,000	3,823,000
Region XI - Davao	10,144,000	188,000	10,332,000

Regional Office - XI	10,144,000	188,000	10,332,000
Region XII - SOCCSKSARGEN	6,820,000	194,000	7,014,000

Regional Office - XII	6,820,000	194,000	7,014,000
Region XIII - Caraga	2,019,000	71,000	2,090,000

Regional Office - XIII	2,019,000	71,000	2,090,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	5,168,000	151,000	5,319,000

Regional Office - BARMM	5,168,000	151,000	5,319,000
POLICE WELFARE AND BENEFITS ADMINISTRATION SUB-PROGRAM	842,573,000	394,000	842,967,000

Management of Police Benefit Funds	842,573,000	394,000	842,967,000

National Capital Region (NCR)	515,675,000	58,000	515,733,000

Central Office	465,145,000		465,145,000
Regional Office - NCR	50,530,000	58,000	50,588,000
Region I - Ilocos	20,526,000	24,000	20,550,000

Regional Office - I	20,526,000	24,000	20,550,000

1080	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Cordillera Administrative Region (CAR)	20,000,000	24,000	20,024,000

Regional Office - CAR	20,000,000	24,000	20,024,000
Region II - Cagayan Valley	20,530,000	24,000	20,554,000

Regional Office - II	20,530,000	24,000	20,554,000
Region III - Central Luzon	20,541,000	24,000	20,565,000

Regional Office - III	20,541,000	24,000	20,565,000
Region IVA - CALABARZON	20,000,000	24,000	20,024,000

Regional Office - IVA	20,000,000	24,000	20,024,000
Region IVB - MIMAROPA	20,526,000		20,526,000

Regional Office - IVB	20,526,000		20,526,000
Region V - Bicol	20,526,000	24,000	20,550,000

Regional Office - V	20,526,000	24,000	20,550,000
Region VI - Western Visayas	20,541,000	24,000	20,565,000

Regional Office - VI	20,541,000	24,000	20,565,000
Region VII - Central Visayas	20,526,000	24,000	20,550,000

Regional Office - VII	20,526,000	24,000	20,550,000
Region VIII - Eastern Visayas	20,526,000	24,000	20,550,000

Regional Office - VIII	20,526,000	24,000	20,550,000
Region IX - Zamboanga Peninsula	20,526,000	24,000	20,550,000

Regional Office - IX	20,526,000	24,000	20,550,000
Region X - Northern Mindanao	20,526,000	24,000	20,550,000

Regional Office - X	20,526,000	24,000	20,550,000
Region XI - Davao	20,000,000	24,000	20,024,000

Regional Office - XI	20,000,000	24,000	20,024,000
Region XII - SOCCSKSARGEN	20,552,000	24,000	20,576,000

Regional Office - XII	20,552,000	24,000	20,576,000
Region XIII - Caraga	20,526,000		20,526,000

Regional Office - XIII	20,526,000		20,526,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1081
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	20,526,000	24,000	20,550,000

Regional Office - BARMM	20,526,000	24,000	20,550,000
CRIME PREVENTION AND COORDINATION PROGRAM	42,241,000	7,555,000	49,796,000

Formulation, Management, Coordination and Monitoring of National Crime Prevention Program	42,241,000	7,555,000	49,796,000

National Capital Region (NCR)	24,075,000	5,148,000	29,223,000

Central Office	22,880,000	5,000,000	27,880,000
Regional Office - NCR	1,195,000	148,000	1,343,000
Region I - Ilocos	1,145,000	185,000	1,330,000

Regional Office - I	1,145,000	185,000	1,330,000
Cordillera Administrative Region (CAR)	1,190,000	157,000	1,347,000

Regional Office - CAR	1,190,000	157,000	1,347,000
Region II - Cagayan Valley	1,183,000	186,000	1,369,000

Regional Office - II	1,183,000	186,000	1,369,000
Region III - Central Luzon	1,190,000	181,000	1,371,000

Regional Office - III	1,190,000	181,000	1,371,000
Region IVA - CALABARZON	1,139,000	92,000	1,231,000

Regional Office - IVA	1,139,000	92,000	1,231,000
Region IVB - MIMAROPA	1,139,000	121,000	1,260,000

Regional Office - IVB	1,139,000	121,000	1,260,000
Region V - Bicol	1,154,000	132,000	1,286,000

Regional Office - V	1,154,000	132,000	1,286,000
Region VI - Western Visayas	1,150,000	127,000	1,277,000

Regional Office - VI	1,150,000	127,000	1,277,000
Region VII - Central Visayas	1,208,000	215,000	1,423,000

Regional Office - VII	1,208,000	215,000	1,423,000
Region VIII - Eastern Visayas	1,167,000	157,000	1,324,000

Regional Office - VIII	1,167,000	157,000	1,324,000
Region IX - Zamboanga Peninsula	717,000	181,000	898,000

Regional Office - IX	717,000	181,000	898,000

1082	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region X - Northern Mindanao	1,168,000	175,000		1,343,000

Regional Office - X	1,168,000	175,000		1,343,000
Region XI - Davao	1,142,000	160,000		1,302,000

Regional Office - XI	1,142,000	160,000		1,302,000
Region XII - SOCCSKSARGEN	1,190,000	123,000		1,313,000

Regional Office - XII	1,190,000	123,000		1,313,000
Region XIII - Caraga	1,139,000			1,139,000

Regional Office - XIII	1,139,000			1,139,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	1,145,000	215,000		1,360,000

Regional Office - BARMM	1,145,000	215,000		1,360,000

Sub-total, Operations	1,353,891,000	99,260,000	1,615,000	1,454,766,000

Total, Regular Programs	1,686,164,000	285,181,000	53,685,000	2,025,030,000

PROJECTS
Locally-Funded Project(s)
Development of NAPOLCOM Office Management Information System		1,755,000	8,557,000	10,312,000

National Capital Region (NCR)		1,755,000	8,557,000	10,312,000

Central Office		1,755,000	8,557,000	10,312,000
Development of Crime Prevention System		795,000	890,000	1,685,000

National Capital Region (NCR)		795,000	890,000	1,685,000

Central Office		795,000	890,000	1,685,000
Development of NAPOLCOM Examination System		5,234,000	13,988,000	19,222,000

National Capital Region (NCR)		5,234,000	13,988,000	19,222,000

Central Office		5,234,000	13,988,000	19,222,000
Upgrade of Local Area Network		4,465,000	13,702,000	18,167,000

National Capital Region (NCR)		4,465,000	13,702,000	18,167,000

Central Office		4,465,000	13,702,000	18,167,000
Police Services Management Project			2,500,000	2,500,000

National Capital Region (NCR)			2,500,000	2,500,000

Central Office			2,500,000	2,500,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1083
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Sub-total, Locally-Funded Project(s)				12,249,000		39,637,000		51,886,000

Total, Project(s)				12,249,000		39,637,000		51,886,000

TOTAL NEW APPROPRIATIONS	₱	1,686,164,000	₱	297,430,000	₱	93,322,000	₱	2,076,916,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	639,788

Total Permanent Positions	639,788

Other Compensation Common to All
Personnel Economic Relief Allowance	28,320
Representation Allowance	14,250
Transportation Allowance	15,390
Clothing and Uniform Allowance	7,080
Mid-Year Bonus - Civilian	53,319
Year End Bonus	53,319
Cash Gift	5,900
Per Diems	608
Productivity Enhancement Incentive	5,900
Step Increment	1,604

Total Other Compensation Common to All	185,690

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	49

Total Other Compensation for Specific Groups	49

Other Benefits
PAG-IBIG Contributions	1,410
PhilHealth Contributions	13,103
Employees Compensation Insurance Premiums	1,410
Loyalty Award - Civilian	495
Terminal Leave	6,653

Total Other Benefits	23,071

Non-Permanent Positions	2,421

1084	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Military/Uniformed Personnel
Other Personnel Benefits
Police Benefits	835,145

Total Other Personnel Benefits	835,145

Total Personnel Services	1,686,164

Maintenance and Other Operating Expenses
Travelling Expenses	49,220
Training and Scholarship Expenses	12,539
Supplies and Materials Expenses	85,703
Utility Expenses	30,320
Communication Expenses	18,279
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	2,521
Professional Services	6,655
General Services	20,745
Repairs and Maintenance	16,868
Taxes, Insurance Premiums and Other Fees	2,599
Other Maintenance and Operating Expenses
Advertising Expenses	105
Printing and Publication Expenses	1,780
Representation Expenses	26,824
Transportation and Delivery Expenses	1,216
Rent/Lease Expenses	15,308
Subscription Expenses	6,448
Other Maintenance and Operating Expenses	300

Total Maintenance and Other Operating Expenses	297,430

Total Current Operating Expenditures	1,983,594

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	57,072
Transportation Equipment Outlay	36,250

Total Capital Outlays	93,322

TOTAL NEW APPROPRIATIONS	2,076,916

G. NATIONAL YOUTH COMMISSION

For general administration and support, and operations, as indicated hereunder	₱	170,310,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1085
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	14,721,000	₱	3,870,000	₱		₱	18,591,000
Operations		62,926,000		79,553,000		9,240,000		151,719,000

YOUTH DEVELOPMENT PROGRAM		62,926,000		79,553,000		9,240,000		151,719,000

TOTAL NEW APPROPRIATIONS	₱	77,647,000	₱	83,423,000	₱	9,240,000	₱	170,310,000

Special Provision(s)

1. Sangguniang Kabataan Mandatory and Continuing Training Fund. The amount of Forty Seven Million Nine Hundred Nine Thousand Pesos (₱47,909,000) appropriated herein shall be used exclusively for the conduct of capacity-building activities for the Sangguniang Kabataan officials and members of the Local Youth Development Councils in accordance with Sections 27, 28 and 29 of R.A. No. 10742, as amended. In no case shall said amount be used for any other purpose.

2. Reporting and Posting Requirements. The National Youth Commission (NYC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) NYC’s website.

The NYC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	14,721,000	₱	3,870,000	₱		₱	18,591,000

Sub-total, General Administration and Support		14,721,000		3,870,000				18,591,000

Operations
YOUTH DEVELOPMENT PROGRAM		62,926,000		79,553,000		9,240,000		151,719,000

Formulate policies and coordinate implementationof Youth Development Programs		62,926,000		79,553,000		9,240,000		151,719,000

Sub-total, Operations		62,926,000		79,553,000		9,240,000		151,719,000

TOTAL NEW APPROPRIATIONS	₱	77,647,000	₱	83,423,000	₱	9,240,000	₱	170,310,000

1086	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	59,671

Total Permanent Positions	59,671

Other Compensation Common to All
Personnel Economic Relief Allowance	2,376
Representation Allowance	1,080
Transportation Allowance	1,080
Clothing and Uniform Allowance	594
Mid-Year Bonus - Civilian	4,973
Year End Bonus	4,973
Cash Gift	495
Productivity Enhancement Incentive	495
Step Increment	150

Total Other Compensation Common to All	16,216

Other Benefits
PAG-IBIG Contributions	118
PhilHealth Contributions	1,192
Employees Compensation Insurance Premiums	118
Loyalty Award - Civilian	45

Total Other Benefits	1,473

Non-Permanent Positions	287

Total Personnel Services	77,647

Maintenance and Other Operating Expenses
Travelling Expenses	6,157
Training and Scholarship Expenses	25,030
Supplies and Materials Expenses	12,631
Utility Expenses	2,186
Communication Expenses	2,114
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,084
Professional Services	12,775
General Services	2,240
Repairs and Maintenance	2,608
Taxes, Insurance Premiums and Other Fees	200
Other Maintenance and Operating Expenses
Advertising Expenses	30
Printing and Publication Expenses	98
Representation Expenses	3,840

DECEMBER 25, 2023	OFFICIAL GAZETTE	1087
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Rent/Lease Expenses	11,580
Subscription Expenses	850

Total Maintenance and Other Operating Expenses	83,423

Total Current Operating Expenditures	161,070

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	9,240

Total Capital Outlays	9,240

TOTAL NEW APPROPRIATIONS	170,310

H. PHILIPPINE COMMISSION ON WOMEN

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	170,759,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	21,013,000	₱	37,580,000	₱	1,800,000	₱	60,393,000
Operations		32,378,000		73,847,000				106,225,000

WOMEN’S EMPOWERMENT AND GENDER EQUALITY POLICY DEVELOPMENT AND PLANNING PROGRAM		32,378,000		73,847,000				106,225,000

Total, Regular Programs		53,391,000		111,427,000		1,800,000		166,618,000

B. PROJECT(S)
Locally-Funded Project(s)				4,141,000				4,141,000

Total, Project(s)				4,141,000				4,141,000

TOTAL NEW APPROPRIATIONS	₱	53,391,000	₱	115,568,000	₱	1,800,000	₱	170,759,000

Special Provision(s)

1. Reporting and Posting Requirements. The Philippine Commission on Women (PCW) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) PCW’s website.

The PCW shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

1088	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	20,205,000	₱	37,580,000	₱	1,800,000	₱	59,585,000
Administration of Personnel Benefits		808,000						808,000

Sub-total, General Administration and Support		21,013,000		37,580,000		1,800,000		60,393,000

Operations
WOMEN’S EMPOWERMENT AND GENDER EQUALITY POLICY DEVELOPMENT AND PLANNING PROGRAM		32,378,000		73,847,000				106,225,000

Maintenance of a Data Bank on Gender and Development (GAD) for Women		7,109,000		12,832,000				19,941,000
Provision of Gender and Development (GAD) Policy and Plan Development and Advocacy Services		10,026,000		16,232,000				26,258,000
Provision of Technical Assistance, Advisory and Capacity-Building Services on Gender and Development		7,892,000		26,513,000				34,405,000
Planning, Management and Monitoring of Gender Mainstreaming under the Magna Carta of Women		7,351,000		18,270,000				25,621,000

Sub-total, Operations		32,378,000		73,847,000				106,225,000

Total, Regular Programs		53,391,000		111,427,000		1,800,000		166,618,000

PROJECTS
Locally-Funded Project(s)
Improvement/Maintenance of ICT Network Infrastructure and Information Systems				3,602,000				3,602,000
Development of the Document Management System				539,000				539,000

Sub-total, Locally-Funded Project(s)				4,141,000				4,141,000

Total, Project(s)				4,141,000				4,141,000

TOTAL NEW APPROPRIATIONS	₱	53,391,000	₱	115,568,000	₱	1,800,000	₱	170,759,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1089
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	40,473

Total Permanent Positions	40,473

Other Compensation Common to All
Personnel Economic Relief Allowance	1,776
Representation Allowance	612
Transportation Allowance	612
Clothing and Uniform Allowance	444
Mid-Year Bonus - Civilian	3,372
Year End Bonus	3,372
Cash Gift	370
Productivity Enhancement Incentive	370
Step Increment	101

Total Other Compensation Common to All	11,029

Other Benefits
PAG-IBIG Contributions	89
PhilHealth Contributions	868
Employees Compensation Insurance Premiums	89
Loyalty Award - Civilian	35
Terminal Leave	808

Total Other Benefits	1,889

Total Personnel Services	53,391

Maintenance and Other Operating Expenses
Travelling Expenses	7,137
Training and Scholarship Expenses	7,813
Supplies and Materials Expenses	8,319
Utility Expenses	2,966
Communication Expenses	6,359
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	43,389
General Services	4,000
Repairs and Maintenance	13,423
Taxes, Insurance Premiums and Other Fees	640
Other Maintenance and Operating Expenses
Advertising Expenses	50
Printing and Publication Expenses	2,330

1090	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Transportation and Delivery Expenses	97
Rent/Lease Expenses	3,364
Subscription Expenses	7,995
Other Maintenance and Operating Expenses	7,488

Total Maintenance and Other Operating Expenses	115,568

Total Current Operating Expenditures	168,959

Capital Outlays
Property, Plant and Equipment Outlay
Transportation Equipment Outlay	1,800

Total Capital Outlays	1,800

TOTAL NEW APPROPRIATIONS	170,759

I. PHILIPPINE NATIONAL POLICE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	197,915,719,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	9,772,910,000	₱	1,100,387,000	₱	314,200,000	₱	11,187,497,000
Support to Operations		166,348,000		651,162,000				817,510,000
Operations		161,404,260,000		15,719,355,000		2,044,942,000		179,168,557,000

CRIME PREVENTION AND SUPPRESSION PROGRAM		160,374,408,000		14,736,658,000		2,044,942,000		177,156,008,000
CRIME INVESTIGATION PROGRAM		74,383,000		677,490,000				751,873,000
POLICE EDUCATION PROGRAM		955,469,000		305,207,000				1,260,676,000

Total, Regular Programs		171,343,518,000		17,470,904,000		2,359,142,000		191,173,564,000

B. PROJECT(S)
Locally-Funded Project(s)				2,206,641,000		4,535,514,000		6,742,155,000

Total, Project(s)				2,206,641,000		4,535,514,000		6,742,155,000

TOTAL NEW APPROPRIATIONS	₱	171,343,518,000	₱	19,677,545,000	₱	6,894,656,000	₱	197,915,719,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1091
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Special Provision(s)

1. Trust Receipts from Police Fees and Charges. Fees and charges collected by the Philippine National Police (PNP) by virtue of its absorption of the then Philippine Constabulary-Integrated National Police and AFP Units shall be used as follows:

(a) Augment its operational requirements in accordance with E.O. No. 1002, s. 1985; and

(b) Scholarship assistance to be extended to surviving children of deceased or permanently incapacitated police officers in accordance with R.A. No. 6963 shall be allocated from the net proceeds of the firearms license fees on a “per-request-basis”, subject to the guidelines to be issued by DBM and DILG.

Said fees shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338.

2. Maintenance and Other Operating Expenses of Police Offices. The amount of Three Billion Eight Hundred One Million Five Hundred Thirty Nine Thousand Pesos (₱3,801,539,000) appropriated herein for the MOOE of police offices shall be allocated and distributed at One Thousand Three Hundred Ninety Pesos (₱1,390) per month multiplied by the number of police officers in each unit.

3. Quick Response Fund. The amount of Fifty Million Pesos (₱50,000,000) appropriated herein for the Quick Response Fund (QRF) shall serve as a stand-by fund to be used for relief and rescue operations in order that the situation and living conditions of people living in communities or areas stricken by calamities, epidemics, crises, and catastrophes occurring during the current year may be normalized as quickly as possible. In no case shall the QRF be used for pre-disaster activities or for any other purpose not authorized in this provision.

4. Personnel Services of the Internal Affairs Service. The amount of Nine Hundred Sixty Five Million Seven Hundred Thirty Eight Thousand One Hundred Forty Seven Pesos (₱965,738,147) appropriated herein under Personnel Services shall be used for the regular pay and allowances of uniformed personnel of the Internal Affairs Service.

5. Payment of Back Salaries and Allowances. The Chief of the PNP, subject to approval by the Chairperson of the NAPOLCOM, is authorized to use available allotments for Personnel Services in payment of prior years’ salaries and allowances due to uniformed members upon reinstatement into the service as a result of exoneration or acquittal from administrative, civil, or criminal cases by competent court, in accordance with budgeting, accounting and auditing rules and regulations.

6. Use of the Maintenance and Other Operating Expenses for Payment of Damages. The Chief of the PNP is authorized, subject to the approval of the Secretary of the Interior and Local Government, to utilize MOOE for the payment of damages to property and for injury and death of civilians resulting from police operations, as determined by a competent court.

7. Priority in Hiring of Female Patrol Officer. The PNP shall ensure that in the hiring of new Patrol Officers, priority shall be given to qualified female applicants to fill vacancies in women’s and children’s desks.

8. Reimbursement of Expenses Incurred in Anti-smuggling and Economic Subversion Operations. Expenses incurred by the PNP in anti-smuggling, economic subversion or similar operations may be reimbursed out of the proceeds from the sale of items seized or confiscated by the PNP, upon the recommendation of the Chief of the PNP and approval by the Secretary of the Interior and Local Government, subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, and budgeting, accounting and auditing rules and regulations.

9. Rice Subsidy. The amount of One Billion Six Hundred Ninety Two Million Five Hundred Fifteen Thousand Pesos (₱1,692,515,000) appropriated herein shall be used for the provision of rice subsidy, equivalent to twenty (20) kilos of rice a month, in the form of financial assistance to the uniformed personnel of PNP.

10. Philippine National Police Academy as an Implementing Unit of the PNP. The Chief of the PNP shall coordinate with the NAPOLCOM and DBM to implement the provisions of Sec. 7 of R.A. No. 11279 in order to facilitate the transfer of the Philippine National Police Academy as an implementing unit of the PNP.

11. Reporting and Posting Requirements. The PNP shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) PNP’s website.

The PNP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

12. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	446,195,000	₱	26,211,000	₱	314,200,000	₱	786,606,000

1092	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

National Capital Region (NCR)	446,195,000	26,211,000	314,200,000	786,606,000

Central Office	446,195,000	26,211,000	314,200,000	786,606,000
Personnel and Records Management	263,547,000	341,100,000		604,647,000

National Capital Region (NCR)	263,547,000	269,791,000		533,338,000

Central Office	263,547,000	253,667,000		517,214,000
Regional Office - NCR		16,124,000		16,124,000
Region I - Ilocos		5,054,000		5,054,000

Regional Office - I		5,054,000		5,054,000
Cordillera Administrative Region (CAR)		3,690,000		3,690,000

Regional Office - CAR		3,690,000		3,690,000
Region II - Cagayan Valley		4,080,000		4,080,000

Regional Office - II		4,080,000		4,080,000
Region III - Central Luzon		7,101,000		7,101,000

Regional Office - III		7,101,000		7,101,000
Region IVA - CALABARZON		5,438,000		5,438,000

Regional Office - IVA		5,438,000		5,438,000
Region IVB - MIMAROPA		2,880,000		2,880,000

Regional Office - IVB		2,880,000		2,880,000
Region V - Bicol		4,223,000		4,223,000

Regional Office - V		4,223,000		4,223,000
Region VI - Western Visayas		4,976,000		4,976,000

Regional Office - VI		4,976,000		4,976,000
Region VII - Central Visayas		4,951,000		4,951,000

Regional Office - VII		4,951,000		4,951,000
Region VIII - Eastern Visayas		3,781,000		3,781,000

Regional Office - VIII		3,781,000		3,781,000
Region IX - Zamboanga Peninsula		3,881,000		3,881,000

Regional Office - IX		3,881,000		3,881,000
Region X - Northern Mindanao		4,827,000		4,827,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1093
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Regional Office - X		4,827,000	4,827,000
Region XI - Davao		4,089,000	4,089,000

Regional Office - XI		4,089,000	4,089,000
Region XII - SOCCSKSARGEN		3,979,000	3,979,000

Regional Office - XII		3,979,000	3,979,000
Region XIII - Caraga		3,854,000	3,854,000

Regional Office - XIII		3,854,000	3,854,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		4,505,000	4,505,000

Regional Office - BARMM		4,505,000	4,505,000
Fiscal Management Services	176,208,000	112,688,000	288,896,000

National Capital Region (NCR)	176,208,000	112,688,000	288,896,000

Central Office	176,208,000	112,688,000	288,896,000
Internal Affairs Services	91,686,000	101,189,000	192,875,000

National Capital Region (NCR)	91,686,000	101,189,000	192,875,000

Central Office	91,686,000	101,189,000	192,875,000
Human Resource Development	7,669,000	419,915,000	427,584,000

National Capital Region (NCR)	7,669,000	214,975,000	222,644,000

Central Office	7,669,000	187,576,000	195,245,000
Regional Office - NCR		27,399,000	27,399,000
Region I - Ilocos		12,632,000	12,632,000

Regional Office - I		12,632,000	12,632,000
Cordillera Administrative Region (CAR)		8,959,000	8,959,000

Regional Office - CAR		8,959,000	8,959,000
Region II - Cagayan Valley		11,013,000	11,013,000

Regional Office - II		11,013,000	11,013,000
Region III - Central Luzon		17,847,000	17,847,000

Regional Office - III		17,847,000	17,847,000
Region IVA - CALABARZON		17,361,000	17,361,000

Regional Office - IVA		17,361,000	17,361,000

1094	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region IVB - MIMAROPA		8,808,000		8,808,000

Regional Office - IVB		8,808,000		8,808,000
Region V - Bicol		13,374,000		13,374,000

Regional Office - V		13,374,000		13,374,000
Region VI - Western Visayas		16,063,000		16,063,000

Regional Office - VI		16,063,000		16,063,000
Region VII - Central Visayas		14,844,000		14,844,000

Regional Office - VII		14,844,000		14,844,000
Region VIII - Eastern Visayas		12,484,000		12,484,000

Regional Office - VIII		12,484,000		12,484,000
Region IX - Zamboanga Peninsula		11,522,000		11,522,000

Regional Office - IX		11,522,000		11,522,000
Region X - Northern Mindanao		12,785,000		12,785,000

Regional Office - X		12,785,000		12,785,000
Region XI - Davao		12,729,000		12,729,000

Regional Office - XI		12,729,000		12,729,000
Region XII - SOCCSKSARGEN		11,048,000		11,048,000

Regional Office - XII		11,048,000		11,048,000
Region XIII - Caraga		9,881,000		9,881,000

Regional Office - XIII		9,881,000		9,881,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		13,590,000		13,590,000

Regional Office - BARMM		13,590,000		13,590,000
Plans Services	13,182,000	99,284,000		112,466,000

National Capital Region (NCR)	13,182,000	99,284,000		112,466,000

Central Office	13,182,000	99,284,000		112,466,000
Administration of Personnel Benefits	8,774,423,000			8,774,423,000

National Capital Region (NCR)	8,774,423,000			8,774,423,000

Central Office	8,774,423,000			8,774,423,000

Sub-total, General Administration and Support	9,772,910,000	1,100,387,000	314,200,000	11,187,497,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1095
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Support to Operations
Conduct research and development on the upgrading of the logistics capabilities of the PNP, including weapons, transportation and criminalistic equipment and case management and intelligence system of the PNP intelligence research center	8,634,000	52,799,000	61,433,000

National Capital Region (NCR)	8,634,000	52,799,000	61,433,000

Central Office	8,634,000	52,799,000	61,433,000
Provision of hospitalization and health care services to the members of the PNP and their dependents	157,714,000	598,363,000	756,077,000

National Capital Region (NCR)	157,714,000	495,814,000	653,528,000

Central Office	157,714,000	488,080,000	645,794,000
Regional Office - NCR		7,734,000	7,734,000
Region I - Ilocos		3,628,000	3,628,000

Regional Office - I		3,628,000	3,628,000
Cordillera Administrative Region (CAR)		3,754,000	3,754,000

Regional Office - CAR		3,754,000	3,754,000
Region II - Cagayan Valley		3,709,000	3,709,000

Regional Office - II		3,709,000	3,709,000
Region III - Central Luzon		5,016,000	5,016,000

Regional Office - III		5,016,000	5,016,000
Region IVA - CALABARZON		3,264,000	3,264,000

Regional Office - IVA		3,264,000	3,264,000
Region IVB - MIMAROPA		2,797,000	2,797,000

Regional Office - IVB		2,797,000	2,797,000
Region V - Bicol		3,922,000	3,922,000

Regional Office - V		3,922,000	3,922,000
Region VI - Western Visayas		3,682,000	3,682,000

Regional Office - VI		3,682,000	3,682,000
Region VII - Central Visayas		3,914,000	3,914,000

Regional Office - VII		3,914,000	3,914,000

1096	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region VIII - Eastern Visayas		3,659,000		3,659,000

Regional Office - VIII		3,659,000		3,659,000
Region IX - Zamboanga Peninsula		3,128,000		3,128,000

Regional Office - IX		3,128,000		3,128,000
Region X - Northern Mindanao		4,737,000		4,737,000

Regional Office - X		4,737,000		4,737,000
Region XI - Davao		43,588,000		43,588,000

Regional Office - XI		43,588,000		43,588,000
Region XII - SOCCSKSARGEN		4,222,000		4,222,000

Regional Office - XII		4,222,000		4,222,000
Region XIII - Caraga		4,864,000		4,864,000

Regional Office - XIII		4,864,000		4,864,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		4,665,000		4,665,000

Regional Office - BARMM		4,665,000		4,665,000

Sub-total, Support to Operations	166,348,000	651,162,000		817,510,000

Operations
CRIME PREVENTION AND SUPPRESSION PROGRAM	160,374,408,000	14,736,658,000	2,044,942,000	177,156,008,000

Conduct of procurement, transport, storage and distribution of supplies and materials, including the maintenance of equipment and facilities	2,301,797,000	8,797,198,000	2,000,000,000	13,098,995,000

National Capital Region (NCR)	2,301,797,000	5,247,519,000	2,000,000,000	9,549,316,000

Central Office	2,301,797,000	4,505,006,000	2,000,000,000	8,806,803,000
Regional Office - NCR		742,513,000		742,513,000
Region I - Ilocos		223,692,000		223,692,000

Regional Office - I		223,692,000		223,692,000
Cordillera Administrative Region (CAR)		150,902,000		150,902,000

Regional Office - CAR		150,902,000		150,902,000
Region II - Cagayan Valley		212,697,000		212,697,000

Regional Office - II		212,697,000		212,697,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1097
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Region III - Central Luzon		319,363,000		319,363,000

Regional Office - III		319,363,000		319,363,000
Region IVA - CALABARZON		244,234,000		244,234,000

Regional Office - IVA		244,234,000		244,234,000
Region IVB - MIMAROPA		152,011,000		152,011,000

Regional Office - IVB		152,011,000		152,011,000
Region V - Bicol		343,912,000		343,912,000

Regional Office - V		343,912,000		343,912,000
Region VI - Western Visayas		279,948,000		279,948,000

Regional Office - VI		279,948,000		279,948,000
Region VII - Central Visayas		264,187,000		264,187,000

Regional Office - VII		264,187,000		264,187,000
Region VIII - Eastern Visayas		252,908,000		252,908,000

Regional Office - VIII		252,908,000		252,908,000
Region IX - Zamboanga Peninsula		218,013,000		218,013,000

Regional Office - IX		218,013,000		218,013,000
Region X - Northern Mindanao		211,350,000		211,350,000

Regional Office - X		211,350,000		211,350,000
Region XI - Davao		187,971,000		187,971,000

Regional Office - XI		187,971,000		187,971,000
Region XII - SOCCSKSARGEN		163,571,000		163,571,000

Regional Office - XII		163,571,000		163,571,000
Region XIII - Caraga		157,229,000		157,229,000

Regional Office - XIII		157,229,000		157,229,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		167,691,000		167,691,000

Regional Office - BARMM		167,691,000		167,691,000
Conduct of police patrol operations and other related confidential activities against dissidents, subversives, lawless elements and organized crime syndicates and campaign against kidnapping, trafficking of women and minors, smuggling, carnapping, gunrunning, illegal fishing and trafficking of illegal drugs	157,953,514,000	4,431,585,000	44,942,000	162,430,041,000

1098	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

National Capital Region (NCR)	157,953,514,000	1,979,771,000		159,933,285,000

Central Office	157,953,514,000	1,552,635,000		159,506,149,000
Regional Office - NCR		427,136,000		427,136,000
Region I - Ilocos		136,351,000		136,351,000

Regional Office - I		136,351,000		136,351,000
Cordillera Administrative Region (CAR)		133,772,000		133,772,000

Regional Office - CAR		133,772,000		133,772,000
Region II - Cagayan Valley		96,910,000		96,910,000

Regional Office - II		96,910,000		96,910,000
Region III - Central Luzon		164,668,000		164,668,000

Regional Office - III		164,668,000		164,668,000
Region IVA - CALABARZON		228,114,000		228,114,000

Regional Office - IVA		228,114,000		228,114,000
Region IVB - MIMAROPA		94,464,000		94,464,000

Regional Office - IVB		94,464,000		94,464,000
Region V - Bicol		167,546,000	44,942,000	212,488,000

Regional Office - V		167,546,000	44,942,000	212,488,000
Region VI - Western Visayas		214,383,000		214,383,000

Regional Office - VI		214,383,000		214,383,000
Region VII - Central Visayas		181,139,000		181,139,000

Regional Office - VII		181,139,000		181,139,000
Region VIII - Eastern Visayas		149,401,000		149,401,000

Regional Office - VIII		149,401,000		149,401,000
Region IX - Zamboanga Peninsula		159,758,000		159,758,000

Regional Office - IX		159,758,000		159,758,000
Region X - Northern Mindanao		149,278,000		149,278,000

Regional Office - X		149,278,000		149,278,000
Region XI - Davao		149,067,000		149,067,000

Regional Office - XI		149,067,000		149,067,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1099
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Region XII - SOCCSKSARGEN		131,260,000	131,260,000

Regional Office - XII		131,260,000	131,260,000
Region XIII - Caraga		128,785,000	128,785,000

Regional Office - XIII		128,785,000	128,785,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		166,918,000	166,918,000

Regional Office - BARMM		166,918,000	166,918,000
Conduct of intelligence and counterintelligence activities	71,245,000	1,185,622,000	1,256,867,000

National Capital Region (NCR)	71,245,000	876,164,000	947,409,000

Central Office	71,245,000	847,969,000	919,214,000
Regional Office - NCR		28,195,000	28,195,000
Region I - Ilocos		17,690,000	17,690,000

Regional Office - I		17,690,000	17,690,000
Cordillera Administrative Region (CAR)		15,650,000	15,650,000

Regional Office - CAR		15,650,000	15,650,000
Region II - Cagayan Valley		15,970,000	15,970,000

Regional Office - II		15,970,000	15,970,000
Region III - Central Luzon		25,021,000	25,021,000

Regional Office - III		25,021,000	25,021,000
Region IVA - CALABARZON		23,233,000	23,233,000

Regional Office - IVA		23,233,000	23,233,000
Region IVB - MIMAROPA		12,416,000	12,416,000

Regional Office - IVB		12,416,000	12,416,000
Region V - Bicol		19,777,000	19,777,000

Regional Office - V		19,777,000	19,777,000
Region VI - Western Visayas		23,673,000	23,673,000

Regional Office - VI		23,673,000	23,673,000
Region VII - Central Visayas		21,877,000	21,877,000

Regional Office - VII		21,877,000	21,877,000

1100	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region VIII - Eastern Visayas		21,613,000	21,613,000

Regional Office - VIII		21,613,000	21,613,000
Region IX - Zamboanga Peninsula		17,927,000	17,927,000

Regional Office - IX		17,927,000	17,927,000
Region X - Northern Mindanao		21,849,000	21,849,000

Regional Office - X		21,849,000	21,849,000
Region XI - Davao		17,055,000	17,055,000

Regional Office - XI		17,055,000	17,055,000
Region XII - SOCCSKSARGEN		15,868,000	15,868,000

Regional Office - XII		15,868,000	15,868,000
Region XIII - Caraga		17,530,000	17,530,000

Regional Office - XIII		17,530,000	17,530,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		22,309,000	22,309,000

Regional Office - BARMM		22,309,000	22,309,000
Conduct of community awareness, public relations activities and community work and development, including disaster preparedness, community organization and mobilization, community development, relief operations and other related activities which are confidential in nature	47,852,000	322,253,000	370,105,000

National Capital Region (NCR)	47,852,000	256,428,000	304,280,000

Central Office	47,852,000	251,060,000	298,912,000
Regional Office - NCR		5,368,000	5,368,000
Region I - Ilocos		3,378,000	3,378,000

Regional Office - I		3,378,000	3,378,000
Cordillera Administrative Region (CAR)		3,987,000	3,987,000

Regional Office - CAR		3,987,000	3,987,000
Region II - Cagayan Valley		4,600,000	4,600,000

Regional Office - II		4,600,000	4,600,000
Region III - Central Luzon		4,462,000	4,462,000

Regional Office - III		4,462,000	4,462,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1101
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Region IVA - CALABARZON		4,416,000	4,416,000

Regional Office - IVA		4,416,000	4,416,000
Region IVB - MIMAROPA		2,200,000	2,200,000

Regional Office - IVB		2,200,000	2,200,000
Region V - Bicol		4,560,000	4,560,000

Regional Office - V		4,560,000	4,560,000
Region VI - Western Visayas		4,863,000	4,863,000

Regional Office - VI		4,863,000	4,863,000
Region VII - Central Visayas		3,987,000	3,987,000

Regional Office - VII		3,987,000	3,987,000
Region VIII - Eastern Visayas		4,156,000	4,156,000

Regional Office - VIII		4,156,000	4,156,000
Region IX - Zamboanga Peninsula		3,325,000	3,325,000

Regional Office - IX		3,325,000	3,325,000
Region X - Northern Mindanao		4,403,000	4,403,000

Regional Office - X		4,403,000	4,403,000
Region XI - Davao		4,338,000	4,338,000

Regional Office - XI		4,338,000	4,338,000
Region XII - SOCCSKSARGEN		3,815,000	3,815,000

Regional Office - XII		3,815,000	3,815,000
Region XIII - Caraga		4,448,000	4,448,000

Regional Office - XIII		4,448,000	4,448,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		4,887,000	4,887,000

Regional Office - BARMM		4,887,000	4,887,000
CRIME INVESTIGATION PROGRAM	74,383,000	677,490,000	751,873,000

Conduct of criminal investigation and other related confidential activities	74,383,000	677,490,000	751,873,000

National Capital Region (NCR)	74,383,000	442,636,000	517,019,000

Central Office	74,383,000	375,249,000	449,632,000
Regional Office - NCR		67,387,000	67,387,000

1102	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region I - Ilocos	11,854,000	11,854,000

Regional Office - I	11,854,000	11,854,000
Cordillera Administrative Region (CAR)	11,555,000	11,555,000

Regional Office - CAR	11,555,000	11,555,000
Region II - Cagayan Valley	8,570,000	8,570,000

Regional Office - II	8,570,000	8,570,000
Region III - Central Luzon	20,832,000	20,832,000

Regional Office - III	20,832,000	20,832,000
Region IVA - CALABARZON	23,006,000	23,006,000

Regional Office - IVA	23,006,000	23,006,000
Region IVB - MIMAROPA	7,351,000	7,351,000

Regional Office - IVB	7,351,000	7,351,000
Region V - Bicol	12,198,000	12,198,000

Regional Office - V	12,198,000	12,198,000
Region VI - Western Visayas	17,901,000	17,901,000

Regional Office - VI	17,901,000	17,901,000
Region VII - Central Visayas	25,856,000	25,856,000

Regional Office - VII	25,856,000	25,856,000
Region VIII - Eastern Visayas	11,950,000	11,950,000

Regional Office - VIII	11,950,000	11,950,000
Region IX - Zamboanga Peninsula	12,106,000	12,106,000

Regional Office - IX	12,106,000	12,106,000
Region X - Northern Mindanao	13,952,000	13,952,000

Regional Office - X	13,952,000	13,952,000
Region XI - Davao	22,045,000	22,045,000

Regional Office - XI	22,045,000	22,045,000
Region XII - SOCCSKSARGEN	9,816,000	9,816,000

Regional Office - XII	9,816,000	9,816,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1103
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Region XIII - Caraga		9,200,000		9,200,000

Regional Office - XIII		9,200,000		9,200,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		16,662,000		16,662,000

Regional Office - BARMM		16,662,000		16,662,000
POLICE EDUCATION PROGRAM	955,469,000	305,207,000		1,260,676,000

Research and Development Activities	2,361,000	312,000		2,673,000

National Capital Region (NCR)	2,361,000	312,000		2,673,000

Central Office	2,361,000	312,000		2,673,000
Education and Training Program	953,108,000	304,895,000		1,258,003,000

National Capital Region (NCR)	953,108,000	304,895,000		1,258,003,000

Central Office	953,108,000	304,895,000		1,258,003,000

Sub-total, Operations	161,404,260,000	15,719,355,000	2,044,942,000	179,168,557,000

Total, Regular Programs	171,343,518,000	17,470,904,000	2,359,142,000	191,173,564,000

PROJECTS
Locally-Funded Project(s)
Construction of Police Stations			1,440,610,000	1,440,610,000

Region I - Ilocos			84,408,000	84,408,000

Regional Office - I			84,408,000	84,408,000
Cordillera Administrative Region (CAR)			42,204,000	42,204,000

Regional Office - CAR			42,204,000	42,204,000
Region II - Cagayan Valley			162,163,000	162,163,000

Regional Office - II			162,163,000	162,163,000
Region III - Central Luzon			61,653,000	61,653,000

Regional Office - III			61,653,000	61,653,000
Region IVA - CALABARZON			47,244,000	47,244,000

Regional Office - IVA			47,244,000	47,244,000
Region IVB - MIMAROPA			73,857,000	73,857,000

Regional Office - IVB			73,857,000	73,857,000

1104	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region VI - Western Visayas		166,061,000	166,061,000

Regional Office - VI		166,061,000	166,061,000
Region VII - Central Visayas		303,224,000	303,224,000

Regional Office - VII		303,224,000	303,224,000
Region VIII - Eastern Visayas		200,469,000	200,469,000

Regional Office - VIII		200,469,000	200,469,000
Region IX - Zamboanga Peninsula		105,510,000	105,510,000

Regional Office - IX		105,510,000	105,510,000
Region X - Northern Mindanao		88,307,000	88,307,000

Regional Office - X		88,307,000	88,307,000
Region XII - SOCCSKSARGEN		10,551,000	10,551,000

Regional Office - XII		10,551,000	10,551,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		94,959,000	94,959,000

Regional Office - BARMM		94,959,000	94,959,000
PNP Project Convergence on Manila Bay Rehabilitation	26,982,000		26,982,000

National Capital Region (NCR)	26,982,000		26,982,000

Central Office	26,982,000		26,982,000
Philippine Anti-Illegal Drugs Strategy	546,276,000		546,276,000

National Capital Region (NCR)	546,276,000		546,276,000

Central Office	546,276,000		546,276,000
End of Local Communist Armed Conflict (ELCAC)	1,084,433,000		1,084,433,000

National Capital Region (NCR)	155,000,000		155,000,000

Central Office	100,000,000		100,000,000
Regional Office - NCR	55,000,000		55,000,000
Region I - Ilocos	60,000,000		60,000,000

Regional Office - I	60,000,000		60,000,000
Cordillera Administrative Region (CAR)	50,000,000		50,000,000

Regional Office - CAR	50,000,000		50,000,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1105
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Region II - Cagayan Valley	55,000,000	55,000,000

Regional Office - II	55,000,000	55,000,000
Region III - Central Luzon	61,433,000	61,433,000

Regional Office - III	61,433,000	61,433,000
Region IVA - CALABARZON	62,000,000	62,000,000

Regional Office - IVA	62,000,000	62,000,000
Region IVB - MIMAROPA	40,000,000	40,000,000

Regional Office - IVB	40,000,000	40,000,000
Region V - Bicol	60,000,000	60,000,000

Regional Office - V	60,000,000	60,000,000
Region VI - Western Visayas	60,000,000	60,000,000

Regional Office - VI	60,000,000	60,000,000
Region VII - Central Visayas	60,000,000	60,000,000

Regional Office - VII	60,000,000	60,000,000
Region VIII - Eastern Visayas	60,000,000	60,000,000

Regional Office - VIII	60,000,000	60,000,000
Region IX - Zamboanga Peninsula	60,000,000	60,000,000

Regional Office - IX	60,000,000	60,000,000
Region X - Northern Mindanao	61,000,000	61,000,000

Regional Office - X	61,000,000	61,000,000
Region XI - Davao	60,000,000	60,000,000

Regional Office - XI	60,000,000	60,000,000
Region XII - SOCCSKSARGEN	60,000,000	60,000,000

Regional Office - XII	60,000,000	60,000,000
Region XIII - Caraga	60,000,000	60,000,000

Regional Office - XIII	60,000,000	60,000,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	60,000,000	60,000,000

Regional Office - BARMM	60,000,000	60,000,000

1106	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Quick Response Fund	50,000,000		50,000,000

National Capital Region (NCR)	50,000,000		50,000,000

Central Office	50,000,000		50,000,000
Construction of PNP Integrity Monitoring and Enforcement Group (IMEG) Building		50,000,000	50,000,000

National Capital Region (NCR)		50,000,000	50,000,000

Central Office		50,000,000	50,000,000
Construction of Explosive Ordnance Disposal and Canine Group (EOD/K9) Headquarters		181,000,000	181,000,000

National Capital Region (NCR)		181,000,000	181,000,000

Central Office		181,000,000	181,000,000
Establishment of Unified Forensic Data Management System Portal	45,230,000	138,596,000	183,826,000

National Capital Region (NCR)	45,230,000	138,596,000	183,826,000

Central Office	45,230,000	138,596,000	183,826,000
Enhancement of National Police Clearance System		15,120,000	15,120,000

National Capital Region (NCR)		15,120,000	15,120,000

Central Office		15,120,000	15,120,000
Integrated Investigation and Detective Management Portal using Next Generation Investigation Solution	156,522,000	104,450,000	260,972,000

National Capital Region (NCR)	156,522,000	104,450,000	260,972,000

Central Office	156,522,000	104,450,000	260,972,000
Establishment of Camp BGen Rafael T. Crame Safe Camp Security System	5,824,000	2,200,000	8,024,000

National Capital Region (NCR)	5,824,000	2,200,000	8,024,000

Central Office	5,824,000	2,200,000	8,024,000
Firearm Stimulator System		45,000,000	45,000,000

National Capital Region (NCR)		45,000,000	45,000,000

Central Office		45,000,000	45,000,000
Highway Patrol Group Information Management System	5,858,000	21,160,000	27,018,000

National Capital Region (NCR)	5,858,000	21,160,000	27,018,000

Central Office	5,858,000	21,160,000	27,018,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1107
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Enhancement of Fishing Vessel Clearance System	12,478,000	10,120,000	22,598,000

National Capital Region (NCR)	12,478,000	10,120,000	22,598,000

Central Office	12,478,000	10,120,000	22,598,000
PNPTI ICT Capability Enhancement Project	30,686,000	40,270,000	70,956,000

National Capital Region (NCR)	30,686,000	40,270,000	70,956,000

Central Office	30,686,000	40,270,000	70,956,000
Establishment of NCR IT Center	660,000	1,200,000	1,860,000

National Capital Region (NCR)	660,000	1,200,000	1,860,000

Regional Office - NCR	660,000	1,200,000	1,860,000
Establishment of Regional IT Center	40,740,000	94,888,000	135,628,000

Region I - Ilocos	6,790,000	15,816,000	22,606,000

Regional Office - I	6,790,000	15,816,000	22,606,000
Region V - Bicol	6,790,000	15,816,000	22,606,000

Regional Office - V	6,790,000	15,816,000	22,606,000
Region VII - Central Visayas	6,790,000	15,814,000	22,604,000

Regional Office - VII	6,790,000	15,814,000	22,604,000
Region VIII - Eastern Visayas	6,790,000	15,814,000	22,604,000

Regional Office - VIII	6,790,000	15,814,000	22,604,000
Region IX - Zamboanga Peninsula	6,790,000	15,814,000	22,604,000

Regional Office - IX	6,790,000	15,814,000	22,604,000
Region X - Northern Mindanao	6,790,000	15,814,000	22,604,000

Regional Office - X	6,790,000	15,814,000	22,604,000
e-Complaints Referral and Monitoring Information System (e-CRMIS)	14,388,000	5,360,000	19,748,000

National Capital Region (NCR)	14,388,000	5,360,000	19,748,000

Central Office	14,388,000	5,360,000	19,748,000
PNP Drug Related Data Integration and Generation System (PNP-DRDIGS)	23,702,000	275,846,000	299,548,000

National Capital Region (NCR)	23,702,000	275,846,000	299,548,000

Central Office	23,702,000	275,846,000	299,548,000

1108	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Law Enforcement Reporting Information System	41,200,000		41,200,000

National Capital Region (NCR)	41,200,000		41,200,000

Central Office	41,200,000		41,200,000
PNP Cybersecurity Operation Center	2,080,000		2,080,000

National Capital Region (NCR)	2,080,000		2,080,000

Central Office	2,080,000		2,080,000
Students Computer Base Examination Information System	602,000		602,000

National Capital Region (NCR)	602,000		602,000

Central Office	602,000		602,000
Students Data Integration and Generation System	602,000		602,000

National Capital Region (NCR)	602,000		602,000

Central Office	602,000		602,000
Establishment of Centralized Computer Network in All Camps of PNPTI	2,118,000		2,118,000

National Capital Region (NCR)	2,118,000		2,118,000

Central Office	2,118,000		2,118,000
Establishment of Security Monitoring System (CCTV System)in All Camps of PNPTI	380,000		380,000

National Capital Region (NCR)	380,000		380,000

Central Office	380,000		380,000
Parking Management Information System	600,000		600,000

National Capital Region (NCR)	600,000		600,000

Central Office	600,000		600,000
Construction of Regional Special Training Unit in PRO3		27,000,000	27,000,000

Region III - Central Luzon		27,000,000	27,000,000

Regional Office - III		27,000,000	27,000,000
Construction of Regional Headquarters in PRO10		45,000,000	45,000,000

Region X - Northern Mindanao		45,000,000	45,000,000

Regional Office - X		45,000,000	45,000,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1109
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Construction of PNPA 4-Storey Cadet Dormitory Bldg. 5 and 6 (Phase I)		170,538,000	170,538,000

National Capital Region (NCR)		170,538,000	170,538,000

Central Office		170,538,000	170,538,000
Procurement of Watercrafts for Maritime Group		50,000,000	50,000,000

Region V - Bicol		50,000,000	50,000,000

Regional Office - V		50,000,000	50,000,000
Purchase of Patrol Cars		331,500,000	331,500,000

National Capital Region (NCR)		331,500,000	331,500,000

Central Office		331,500,000	331,500,000
Essential Information and Communications Technology (ICT) Eligibility/Certification of ACG Personnel	12,378,000		12,378,000

National Capital Region (NCR)	12,378,000		12,378,000

Central Office	12,378,000		12,378,000
Additional Legal Assistance Fund	20,000,000		20,000,000

National Capital Region (NCR)	20,000,000		20,000,000

Central Office	20,000,000		20,000,000
Additional Maintenance and Other Operating Expenses (MOOE) for the PNPA	36,000,000		36,000,000

National Capital Region (NCR)	36,000,000		36,000,000

Central Office	36,000,000		36,000,000
Additional Support for the Maintenance of Aircrafts	23,000,000		23,000,000

National Capital Region (NCR)	23,000,000		23,000,000

Central Office	23,000,000		23,000,000
Additional MOOE Support for the Southern Police District Headquarters, Lawton Ave., Brgy. Fort Bonifacio, Taguig City	6,000,000		6,000,000

National Capital Region (NCR)	6,000,000		6,000,000

Central Office	6,000,000		6,000,000
Additional MOOE for Police Security Protection Group (PSPG) VP Security	16,302,000		16,302,000

National Capital Region (NCR)	16,302,000		16,302,000

Central Office	16,302,000		16,302,000

1110	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Additional MOOE for the Asia-Pacific Parliamentarians’ Forum (APPF)	1,600,000		1,600,000

National Capital Region (NCR)	1,600,000		1,600,000

Central Office	1,600,000		1,600,000
Major Rehabilitation of the Philippine National Police Academy (PNPA) Lakan Dormitory		75,000,000	75,000,000

National Capital Region (NCR)		75,000,000	75,000,000

Central Office		75,000,000	75,000,000
Construction of the Regional Headquarters Building (Phase 1), Camp Bagong Diwa, Taguig		200,000,000	200,000,000

National Capital Region (NCR)		200,000,000	200,000,000

Central Office		200,000,000	200,000,000
Construction of PNP-SAF Multi-Purpose Building, Phase 3, Camp Bagong Diwa, Taguig City		20,000,000	20,000,000

National Capital Region (NCR)		20,000,000	20,000,000

Central Office		20,000,000	20,000,000
Construction/Improvement of SAF Headquarters Building (PNP-SAF Gym), Phase 3, Camp Bagong Diwa, Taguig City		10,000,000	10,000,000

National Capital Region (NCR)		10,000,000	10,000,000

Central Office		10,000,000	10,000,000
Construction of the National Police Training Institute (NPTI) Headquarters Annex Building, PNP Calamba City, Laguna		39,710,000	39,710,000

National Capital Region (NCR)		39,710,000	39,710,000

Central Office		39,710,000	39,710,000
Construction of the Aurora Police Provincial Office (PPO) Guest House, Baler, Aurora		15,000,000	15,000,000

Region III - Central Luzon		15,000,000	15,000,000

Regional Office - III		15,000,000	15,000,000
Construction of the Pres. Ferdinand Edralin Marcos, Sr. Field (Phase I), Silang, Cavite		100,000,000	100,000,000

Region IVA - CALABARZON		100,000,000	100,000,000

Regional Office - IVA		100,000,000	100,000,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1111
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Procurement of Body-Worn Cameras						807,312,000		807,312,000

National Capital Region (NCR)						807,312,000		807,312,000

Central Office						807,312,000		807,312,000
Procurement of Digital Forensic Software and Hardware, Anti-Cybercrime Group (ACG)						24,346,000		24,346,000

National Capital Region (NCR)						24,346,000		24,346,000

Central Office						24,346,000		24,346,000
Digitalization of Bicutan Command, Control, and Communication (C3) Center and Search and Rescue Equipment, Bicutan, Taguig City						150,000,000		150,000,000

National Capital Region (NCR)						150,000,000		150,000,000

Central Office						150,000,000		150,000,000
Procurement of Cyber Intelligence Solutions (ACG)						1,288,000		1,288,000

National Capital Region (NCR)						1,288,000		1,288,000

Central Office						1,288,000		1,288,000
Procurement of Equipment, Tacloban Police Station						20,000,000		20,000,000

Region VIII - Eastern Visayas						20,000,000		20,000,000

Regional Office - VIII						20,000,000		20,000,000
Construction of Proposed Daycare Center and Conference Room, Davao City Police Office (DCPO)						8,000,000		8,000,000

Region XI - Davao						8,000,000		8,000,000

Regional Office - XI						8,000,000		8,000,000
Construction of Proposed Davao City Police Office (DCPO) Chapel						5,000,000		5,000,000

Region XI - Davao						5,000,000		5,000,000

Regional Office - XI						5,000,000		5,000,000
Construction of Davao City Police Office (DCPO), Two-Way Gate with Guardhouse						10,000,000		10,000,000

Region XI - Davao						10,000,000		10,000,000

Regional Office - XI						10,000,000		10,000,000

Sub-total, Locally-Funded Project(s)				2,206,641,000		4,535,514,000		6,742,155,000

Total, Project(s)				2,206,641,000		4,535,514,000		6,742,155,000

TOTAL NEW APPROPRIATIONS	₱	171,343,518,000	₱	19,677,545,000	₱	6,894,656,000	₱	197,915,719,000

1112	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	2,857,713

Total Permanent Positions	2,857,713

Other Compensation Common to All
Personnel Economic Relief Allowance	286,152
Representation Allowance	1,410
Transportation Allowance	1,410
Clothing and Uniform Allowance	71,538
Honoraria	72,907
Mid-Year Bonus - Civilian	238,143
Year End Bonus	238,143
Cash Gift	59,615
Productivity Enhancement Incentive	59,615
Step Increment	7,146

Total Other Compensation Common to All	1,036,079

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	9,388
Longevity Pay	15,557
Lump-sum for filling of Positions - Civilian	43,926

Total Other Compensation for Specific Groups	68,871

Other Benefits
PAG-IBIG Contributions	14,307
PhilHealth Contributions	64,261
Employees Compensation Insurance Premiums	14,307
Loyalty Award - Civilian	8,810
Terminal Leave	69,159

Total Other Benefits	170,844

Military/Uniformed Personnel
Basic Pay
Base Pay	88,248,979
Creation of New Positions	324,792

Total Basic Pay	88,573,771

DECEMBER 25, 2023	OFFICIAL GAZETTE	1113
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Other Compensation Common to All
Personnel Economic Relief Allowance	5,235,336
Clothing/ Uniform Allowance	1,970,607
Subsistence Allowance	11,943,110
Laundry Allowance	83,834
Quarters Allowance	1,166,218
Longevity Pay	16,341,844
Mid-Year Bonus - Military/Uniformed Personnel	7,354,081
Year-end Bonus	7,354,081
Cash Gift	1,090,695
Productivity Enhancement Incentive	1,090,695

Total Other Compensation Common to All	53,630,501

Other Compensation for Specific Groups
Hazardous Duty Pay	470,065
Special Duty Allowance	166,974
Flying Pay	11,488
Overseas Allowance	55,676
Sea Duty Pay	192,845
Combat Incentive Pay	4,787,212
Hazard Duty Pay	1,406,089
Training Subsistence Allowance	244,072
Civil Disturbance Control Subsistence Allowance	111,524
Subsistence of Detainees	125,093
Hardship Allowance	602
Combat Duty Pay	6,254,964
Incentive Pay	26,581
Instructor’s Duty Pay	108,448
Medal of Valor Award	49,500
Hospitalization Expenses	99,233
Specialist’s Pay	34,187
Lump-sum for Filling of Positions - Military/Uniformed Personnel (MUP)	3,200,039

Total Other Compensation for Specific Groups	17,344,592

Other Benefits
Special Group Term Insurance	15,706
PAG-IBIG Contributions	261,767
PhilHealth Contributions	1,985,400
Employees Compensation Insurance Premiums	261,767
Retirement Gratuity	2,176,795
Terminal Leave	2,959,712

Total Other Benefits	7,661,147

Total Personnel Services	171,343,518

Maintenance and Other Operating Expenses
Travelling Expenses	296,230
Training and Scholarship Expenses	1,116,553
Supplies and Materials Expenses	11,232,132
Utility Expenses	1,321,339

1114	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Communication Expenses	436,715
Awards/Rewards and Prizes	5,234
Survey, Research, Exploration and Development Expenses	128
Confidential, Intelligence and Extraordinary Expenses
Intelligence Expenses	906,029
Professional Services	29,546
General Services	137,776
Repairs and Maintenance	1,128,367
Financial Assistance/Subsidy	1,692,515
Taxes, Insurance Premiums and Other Fees	195,756
Other Maintenance and Operating Expenses
Advertising Expenses	2,496
Printing and Publication Expenses	187,327
Representation Expenses	4,231
Transportation and Delivery Expenses	21,363
Rent/Lease Expenses	294,676
Subscription Expenses	416,682
Other Maintenance and Operating Expenses	252,450

Total Maintenance and Other Operating Expenses	19,677,545

Total Current Operating Expenditures	191,021,063

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	2,396,858
Machinery and Equipment Outlay	3,409,729
Transportation Equipment Outlay	1,088,069

Total Capital Outlays	6,894,656

TOTAL NEW APPROPRIATIONS	197,915,719

J. PHILIPPINE PUBLIC SAFETY COLLEGE

For general administration and support, and operations, as indicated hereunder	₱	935,534,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	70,557,000	₱	45,581,000	₱	10,400,000	₱	126,538,000
Operations		273,479,000		434,429,000		101,088,000		808,996,000

PUBLIC SAFETY EDUCATION PROGRAM		273,479,000		434,429,000		101,088,000		808,996,000

TOTAL NEW APPROPRIATIONS	₱	344,036,000	₱	480,010,000	₱	111,488,000	₱	935,534,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1115
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Special Provision(s)

1. Reporting and Posting Requirements. The Philippine Public Safety College (PPSC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) PPSC’s website.

The PPSC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	57,490,000	₱	45,581,000	₱	10,400,000	₱	113,471,000
Administration of Personnel Benefits		13,067,000						13,067,000

Sub-total, General Administration and Support		70,557,000		45,581,000		10,400,000		126,538,000

Operations
PUBLIC SAFETY EDUCATION PROGRAM		273,479,000		434,429,000		101,088,000		808,996,000

Research and development activities		27,235,000		771,000				28,006,000
Education and Training Program		246,244,000		433,658,000		101,088,000		780,990,000

Sub-total, Operations		273,479,000		434,429,000		101,088,000		808,996,000

TOTAL NEW APPROPRIATIONS	₱	344,036,000	₱	480,010,000	₱	111,488,000	₱	935,534,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	69,667

Total Permanent Positions	69,667

1116	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Other Compensation Common to All
Personnel Economic Relief Allowance	3,288
Representation Allowance	972
Transportation Allowance	972
Clothing and Uniform Allowance	822
Honoraria	99,130
Mid-Year Bonus - Civilian	5,805
Year End Bonus	5,805
Cash Gift	685
Productivity Enhancement Incentive	685
Step Increment	174

Total Other Compensation Common to All	118,338

Other Compensation for Specific Groups
Lump-sum for Filling of Positions - Civilian	11,845

Total Other Compensation for Specific Groups	11,845

Other Benefits
PAG-IBIG Contributions	164
PhilHealth Contributions	1,505
Employees Compensation Insurance Premiums	164
Loyalty Award - Civilian	110
Terminal Leave	1,222

Total Other Benefits	3,165

Military/Uniformed Personnel
Basic Pay
Base Pay	92,079

Total Basic Pay	92,079

Other Compensation Common to All
Personnel Economic Relief Allowance	4,800
Clothing/ Uniform Allowance	13,280
Subsistence Allowance	10,950
Mid-Year Bonus - Military/Uniformed Personnel	7,673
Year-end Bonus	7,673
Cash Gift	1,000
Productivity Enhancement Incentive	1,000

Total Other Compensation Common to All	46,376

Other Benefits
Special Group Term Insurance	14
PAG-IBIG Contributions	240
PhilHealth Contributions	2,072

DECEMBER 25, 2023	OFFICIAL GAZETTE	1117
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Employees Compensation Insurance Premiums	240

Total Other Benefits	2,566

Total Personnel Services	344,036

Maintenance and Other Operating Expenses
Travelling Expenses	36,520
Training and Scholarship Expenses	109,994
Supplies and Materials Expenses	180,382
Utility Expenses	24,053
Communication Expenses	16,126
Survey, Research, Exploration and Development Expenses	148
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	370
Professional Services	3,494
General Services	12,252
Repairs and Maintenance	76,457
Taxes, Insurance Premiums and Other Fees	303
Other Maintenance and Operating Expenses
Advertising Expenses	142
Printing and Publication Expenses	3,790
Representation Expenses	6,272
Rent/Lease Expenses	8,100
Membership Dues and Contributions to Organizations	127
Subscription Expenses	1,480

Total Maintenance and Other Operating Expenses	480,010

Total Current Operating Expenditures	824,046

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	101,088
Transportation Equipment Outlay	10,400

Total Capital Outlays	111,488

TOTAL NEW APPROPRIATIONS	935,534

1118	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

GENERAL SUMMARY

DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	3,894,737,000	₱	3,519,401,000	₱	439,569,000	₱	7,853,707,000
B. BUREAU OF FIRE PROTECTION		25,832,216,000		2,144,671,000		1,517,948,000		29,494,835,000
C. BUREAU OF JAIL MANAGEMENT AND PENOLOGY		16,159,293,000		7,436,769,000		271,574,000		23,867,636,000
D. LOCAL GOVERNMENT ACADEMY		32,099,000		260,383,000		4,169,000		296,651,000
E. NATIONAL COMMISSION ON MUSLIM FILIPINOS		659,911,000		187,101,000		20,920,000		867,932,000
F. NATIONAL POLICE COMMISSION		1,686,164,000		297,430,000		93,322,000		2,076,916,000
G. NATIONAL YOUTH COMMISSION		77,647,000		83,423,000		9,240,000		170,310,000
H. PHILIPPINE COMMISSION ON WOMEN		53,391,000		115,568,000		1,800,000		170,759,000
I. PHILIPPINE NATIONAL POLICE		171,343,518,000		19,677,545,000		6,894,656,000		197,915,719,000
J. PHILIPPINE PUBLIC SAFETY COLLEGE		344,036,000		480,010,000		111,488,000		935,534,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT	₱	220,083,012,000	₱	34,202,301,000	₱	9,364,686,000	₱	263,649,999,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1119
DEPARTMENT OF JUSTICE

XVII. DEPARTMENT OF JUSTICE

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	10,174,422,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	1,057,831,000	₱	748,774,000	₱	124,520,000	₱	1,931,125,000
Support to Operations		24,407,000		40,155,000		210,355,000		274,917,000
Operations		6,751,402,000		632,239,000		295,070,000		7,678,711,000

LAW ENFORCEMENT PROGRAM		6,624,935,000		606,932,000		294,070,000		7,525,937,000
CORRECTIONS PROGRAM		27,550,000		15,770,000		1,000,000		44,320,000
LEGAL SERVICES PROGRAM		98,917,000		9,537,000				108,454,000

Total, Regular Programs		7,833,640,000		1,421,168,000		629,945,000		9,884,753,000

B. PROJECT(S)
Locally-Funded Project(s)				287,169,000		2,500,000		289,669,000

Total, Project(s)				287,169,000		2,500,000		289,669,000

TOTAL NEW APPROPRIATIONS	₱	7,833,640,000	₱	1,708,337,000	₱	632,445,000	₱	10,174,422,000

Special Provision(s)

(DIRECT VETO - President’s Veto Message, December 20, 2023, Volume I-B, page 780, R.A. No. 11975)

2. Training and Scholarship Expenses. The amount of Two Hundred Eighty Five Million Pesos (₱285,000,000) appropriated herein under the General Management and Supervision shall be used for the training and educational activities of DOJ prosecutors and law enforcement agents from the Philippine National Police, National Bureau of Investigation, Philippine Drug Enforcement Agency, and other law enforcement agencies. This amount shall likewise cover the administrative and logistics expenses, including training of trainers and retooling of DOJ prosecutors and administrative staff who will undertake the administrative matters required for the activities under this provision.

1120	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

3. Expanded Anti-Trafficking in Persons (ATIP) Act of 2022 and the Anti-Online Sexual Abuse or Exploitation of Children and Anti-Child Sexual Abuse or Exploitation Materials Act (Anti-OSAEC and Anti-CSAEM Act). The amount of Thirty Million Pesos (₱30,000,000) appropriated under Anti-Trafficking in Persons Enforcement pursuant to R.A. No. 9208 shall be used for the implementation of R.A. No. 11862 (Expanded ATIP Act of 2022) and R.A. No. 11930 (Anti-OSAEC and Anti-CSAEM Act).

4. Reporting and Posting Requirements. The DOJ shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) DOJ’s website.

The DOJ shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

5. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	601,260,000	₱	748,774,000	₱	124,520,000	₱	1,474,554,000

National Capital Region (NCR)		601,260,000		748,774,000		124,520,000		1,474,554,000

Central Office		601,260,000		748,774,000		124,520,000		1,474,554,000
Administration of Personnel Benefits		456,571,000						456,571,000

National Capital Region (NCR)		456,571,000						456,571,000

Central Office		456,571,000						456,571,000

Sub-total, General Administration and Support		1,057,831,000		748,774,000		124,520,000		1,931,125,000

Support to Operations
Planning and Management Services		16,595,000		1,822,000		234,000		18,651,000

National Capital Region (NCR)		16,595,000		1,822,000		234,000		18,651,000

Central Office		16,595,000		1,822,000		234,000		18,651,000
Information and Communications Technology Services		7,812,000		38,333,000		210,121,000		256,266,000

National Capital Region (NCR)		7,812,000		38,333,000		210,121,000		256,266,000

Central Office		7,812,000		38,333,000		210,121,000		256,266,000

Sub-total, Support to Operations		24,407,000		40,155,000		210,355,000		274,917,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1121
DEPARTMENT OF JUSTICE

Operations
LAW ENFORCEMENT PROGRAM	6,624,935,000	606,932,000	294,070,000	7,525,937,000

PROSECUTION SUB-PROGRAM	6,581,167,000	176,729,000	86,000,000	6,843,896,000

Investigation and Prosecution Services	6,581,167,000	176,729,000	86,000,000	6,843,896,000

National Capital Region (NCR)	6,581,167,000	176,729,000	86,000,000	6,843,896,000

Central Office	6,581,167,000	176,729,000	86,000,000	6,843,896,000
WITNESS PROTECTION SUB-PROGRAM	23,391,000	320,759,000	197,000,000	541,150,000

Witness Protection, Security and Benefit Services	23,391,000	320,759,000	197,000,000	541,150,000

National Capital Region (NCR)	23,391,000	320,759,000	197,000,000	541,150,000

Central Office	23,391,000	320,759,000	197,000,000	541,150,000
SPECIAL ENFORCEMENT AND PROTECTION SUB-PROGRAM	20,377,000	109,444,000	11,070,000	140,891,000

Special Protection of Children Pursuant to E.O. 53, s. 2011		1,124,000		1,124,000

National Capital Region (NCR)		1,124,000		1,124,000

Central Office		1,124,000		1,124,000
Anti-Trafficking in Persons Enforcement pursuant to R.A. No. 9208	287,000	88,419,000	7,570,000	96,276,000

National Capital Region (NCR)	287,000	88,419,000	7,570,000	96,276,000

Central Office	287,000	88,419,000	7,570,000	96,276,000
Competition Enforcement pursuant to R.A. No. 10667	6,371,000	13,165,000	3,500,000	23,036,000

National Capital Region (NCR)	6,371,000	13,165,000	3,500,000	23,036,000

Central Office	6,371,000	13,165,000	3,500,000	23,036,000
Anti-Cybercrime Enforcement pursuant to R.A. No. 10175	13,719,000	6,736,000		20,455,000

National Capital Region (NCR)	13,719,000	6,736,000		20,455,000

Central Office	13,719,000	6,736,000		20,455,000
CORRECTIONS PROGRAM	27,550,000	15,770,000	1,000,000	44,320,000

Evaluation of Convicted Prisoners for Grant of Parole and Recommendation for Executive Clemency	27,550,000	3,811,000		31,361,000

National Capital Region (NCR)	27,550,000	3,811,000		31,361,000

1122	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Central Office	27,550,000	3,811,000		31,361,000
Victims Compensation Services pursuant to R.A. No. 7309		11,959,000	1,000,000	12,959,000

National Capital Region (NCR)		11,959,000	1,000,000	12,959,000

Central Office		11,959,000	1,000,000	12,959,000
LEGAL SERVICES PROGRAM	98,917,000	9,537,000		108,454,000

Rendition of Various Legal Services (with the Secretary of Justice as Attorney General)	98,917,000	6,011,000		104,928,000

National Capital Region (NCR)	98,917,000	6,011,000		104,928,000

Central Office	98,917,000	6,011,000		104,928,000
Attendance to the Negotiation and Implementation of Economic Agreements		3,526,000		3,526,000

National Capital Region (NCR)		3,526,000		3,526,000

Central Office		3,526,000		3,526,000

Sub-total, Operations	6,751,402,000	632,239,000	295,070,000	7,678,711,000

Total, Regular Programs	7,833,640,000	1,421,168,000	629,945,000	9,884,753,000

PROJECT(S)
Locally-Funded Project(s)
National Justice Information System (NJIS)		7,007,000		7,007,000

National Capital Region (NCR)		7,007,000		7,007,000

Central Office		7,007,000		7,007,000
Philippine Anti-Illegal Drugs Strategy (PADS)		9,100,000		9,100,000

National Capital Region (NCR)		9,100,000		9,100,000

Central Office		9,100,000		9,100,000
Implementation of Administrative Order No. 35 (Inter-Agency Committee on Extra-Legal Killings, Enforced Disappearances, Torture and Other Grave Violations of the Right to Life, Liberty and Security of Persons)		18,468,000		18,468,000

National Capital Region (NCR)		18,468,000		18,468,000

Central Office		18,468,000		18,468,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1123
DEPARTMENT OF JUSTICE

Capacity Building Activities for Government Trade and Investment Negotiations				1,857,000				1,857,000

National Capital Region (NCR)				1,857,000				1,857,000

Central Office				1,857,000				1,857,000
Retrofitting of the DOJ Building				200,000,000				200,000,000

National Capital Region (NCR)				200,000,000				200,000,000

Central Office				200,000,000				200,000,000
National Coordination Center Against Anti-Online Sexual Abuse or Exploitation of Children (OSAEC) and Anti-Child Sexual Abuse or Exploitation Materials (CSAEM)				28,822,000		2,500,000		31,322,000

National Capital Region (NCR)				28,822,000		2,500,000		31,322,000

Central Office				28,822,000		2,500,000		31,322,000
One Stop Shop Assistance and Complaints Handling Program				8,000,000				8,000,000

National Capital Region (NCR)				8,000,000				8,000,000

Central Office				8,000,000				8,000,000
Criminal Code Committee				5,000,000				5,000,000

National Capital Region (NCR)				5,000,000				5,000,000

Central Office				5,000,000				5,000,000
Refugees and Stateless Persons Protection Unit				8,915,000				8,915,000

National Capital Region (NCR)				8,915,000				8,915,000

Central Office				8,915,000				8,915,000

Sub-total, Locally-Funded Project(s)				287,169,000		2,500,000		289,669,000

Total, Project(s)				287,169,000		2,500,000		289,669,000

TOTAL NEW APPROPRIATIONS	₱	7,833,640,000	₱	1,708,337,000	₱	632,445,000	₱	10,174,422,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel

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GENERAL APPROPRIATIONS ACT, FY 2024

Permanent Positions
Basic Salary	5,455,551

Total Permanent Positions	5,455,551

Other Compensation Common to All
Personnel Economic Relief Allowance	134,088
Representation Allowance	281,604
Transportation Allowance	276,738
Clothing and Uniform Allowance	33,522
Honoraria	14,325
Mid-Year Bonus - Civilian	454,630
Year End Bonus	454,630
Cash Gift	27,935
Per Diems	238
Productivity Enhancement Incentive	27,935
Step Increment	13,640

Total Other Compensation Common to All	1,719,285

Other Compensation for Specific Groups
Inquest Allowance	74,376

Total Other Compensation for Specific Groups	74,376

Other Benefits
PAG-IBIG Contributions	6,705
PhilHealth Contributions	87,519
Employees Compensation Insurance Premiums	6,705
Retirement Gratuity	325,568
Loyalty Award - Civilian	3,250
Terminal Leave	131,003

Total Other Benefits	560,750

Non-Permanent Positions	23,678

Total Personnel Services	7,833,640

Maintenance and Other Operating Expenses
Travelling Expenses	68,766
Training and Scholarship Expenses	352,808
Supplies and Materials Expenses	106,278
Utility Expenses	38,298
Communication Expenses	46,629
Awards/Rewards and Prizes	500
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	168,041
Extraordinary and Miscellaneous Expenses	32,469
Professional Services	548,126
General Services	47,257
Repairs and Maintenance	207,718

DECEMBER 25, 2023	OFFICIAL GAZETTE	1125
DEPARTMENT OF JUSTICE

Taxes, Insurance Premiums and Other Fees	4,485
Other Maintenance and Operating Expenses
Advertising Expenses	1,476
Printing and Publication Expenses	4,723
Representation Expenses	33,178
Transportation and Delivery Expenses	1,482
Rent/Lease Expenses	27,489
Subscription Expenses	7,754
Other Maintenance and Operating Expenses	10,860

Total Maintenance and Other Operating Expenses	1,708,337

Total Current Operating Expenditures	9,541,977

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	32,891
Buildings and Other Structures	184,200
Machinery and Equipment Outlay	203,084
Transportation Equipment Outlay	209,450
Furniture, Fixtures and Books Outlay	2,820

Total Capital Outlays	632,445

TOTAL NEW APPROPRIATIONS	10,174,422

B. BUREAU OF CORRECTIONS

For general administration and support, and operations, as indicated hereunder	₱	7,518,280,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	1,378,600,000	₱	119,608,000	₱	10,840,000	₱	1,509,048,000
Operations		3,165,131,000		1,970,485,000		873,616,000		6,009,232,000

PRISONERS REHABILITATION PROGRAM				108,492,000				108,492,000
PRISONERS CUSTODY AND SAFEKEEPING PROGRAM		3,165,131,000		1,861,993,000		873,616,000		5,900,740,000

TOTAL NEW APPROPRIATIONS	₱	4,543,731,000	₱	2,090,093,000	₱	884,456,000	₱	7,518,280,000

Special Provision(s)

1. Revolving Fund for Agro-Industrial Products. The revolving fund constituted from the sale of agro-industrial products shall be used for: (i) payment of allowance to inmates working in agricultural or industrial projects at a rate of not less than Five Hundred Pesos (₱500) for each inmate per month; (ii) payment of additional subsistence and medicine allowances of inmates in the National Penitentiary; (iii) purchase of additional supplies and materials, farm tools, and

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equipment for the construction, maintenance, repair and operations of agricultural or industrial projects and prison facilities; (iv) transportation and transfer expenses of Persons Deprived of Liberty (PDL) from one prison facility to another; and (v) land titling expenses of existing and future land holdings of the Bureau of Corrections (BuCor) pursuant to the mandate of R.A. No. 10575. Any interest income earned shall be deposited with the National Treasury as income of the General Fund pursuant to Section 44. Chapter 5. Book VI of E.O. No. 292. s. 1987.

Disbursements or expenditures by the BuCor in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43. Chapter 5. and Section 80. Chapter 7. Book VI of E.O. No. 292. and to appropriate criminal action under existing penal laws.

(CONDITIONAL IMPLEMENTATION- President’s Veto Message, December 20, 2023, Volume I-B, page 781, R.A. No. 11975)

2. Subsistence and Medicine Allowances of Inmates. The amounts appropriated herein shall cover the daily subsistence and medicine allowances at Seventy Pesos (₱70) and Fifteen Pesos (₱15), respectively, for Fifty Two Thousand Six Hundred Thirty Two (52,632) assumed number of inmates for the year.

3. Quarters Privileges. Employees of the BuCor, COA, Philippine Postal Corporation, and public school teachers assigned at the New Bilibid Prison and Penal Colony Reservations, authorized to occupy or use existing quarters, shall shoulder the expenses for utilities, such as water, electricity, telephone, and similar charges.

4. Reporting and Posting Requirements. The BuCor shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS ; and

(b) BuCor’s website.

The BuCor shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

5. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	70,554,000	₱	119,608,000	₱	10,840,000	₱	201,002,000

National Capital Region (NCR)		70,554,000		119,608,000		10,840,000		201,002,000

New Bilibid Prison/Correctional Institute for Women		70,554,000		119,608,000		10,840,000		201,002,000
Administration of Personnel Benefits		1,308,046,000						1,308,046,000

National Capital Region (NCR)		1,308,046,000						1,308,046,000

New Bilibid Prison/Correctional Institute for Women		1,308,046,000						1,308,046,000

Sub-total, General Administration and Support		1,378,600,000		119,608,000		10,840,000		1,509,048,000

Operations
PRISONERS REHABILITATION PROGRAM				108,492,000				108,492,000

Implementation, Supervision and Evaluation of Rehabilitation Programs for National Prisoners				96,666,000				96,666,000

National Capital Region (NCR)				47,917,000				47,917,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1127
DEPARTMENT OF JUSTICE

New Bilibid Prison/Correctional Institute for Women		47,917,000		47,917,000
Region IVB - MIMAROPA		19,097,000		19,097,000

Iwahig Prison and Penal Farm		10,832,000		10,832,000
Sablayan Prison and Penal Farm		8,265,000		8,265,000
Region VIII - Eastern Visayas		6,952,000		6,952,000

Leyte Regional Prison		6,952,000		6,952,000
Region IX - Zamboanga Peninsula		8,408,000		8,408,000

San Ramon Prison and Penal Farm		8,408,000		8,408,000
Region XI - Davao		14,292,000		14,292,000

Davao Prison and Penal Farm		14,292,000		14,292,000
Operation and Implementation of Agro-Industries Projects		11,826,000		11,826,000

National Capital Region (NCR)		4,815,000		4,815,000

New Bilibid Prison/Correctional Institute for Women		4,815,000		4,815,000
Region IVB - MIMAROPA		3,299,000		3,299,000

Iwahig Prison and Penal Farm		1,922,000		1,922,000
Sablayan Prison and Penal Farm		1,377,000		1,377,000
Region IX - Zamboanga Peninsula		1,552,000		1,552,000

San Ramon Prison and Penal Farm		1,552,000		1,552,000
Region XI - Davao		2,160,000		2,160,000

Davao Prison and Penal Farm		2,160,000		2,160,000
PRISONERS CUSTODY AND SAFEKEEPING PROGRAM	3,165,131,000	1,861,993,000	873,616,000	5,900,740,000

Supervision, Control and Management of National Prisoners	3,165,131,000	1,861,993,000	873,616,000	5,900,740,000

National Capital Region (NCR)	3,144,789,000	1,199,693,000	121,450,000	4,465,932,000

New Bilibid Prison/Correctional Institute for Women	3,144,789,000	1,199,693,000	121,450,000	4,465,932,000
Region IVB - MIMAROPA	7,587,000	203,272,000	552,166,000	763,025,000

Iwahig Prison and Penal Farm	7,027,000	104,744,000	552,166,000	663,937,000
Sablayan Prison and Penal Farm	560,000	98,528,000		99,088,000
Region VIII - Eastern Visayas	1,914,000	92,524,000		94,438,000

Leyte Regional Prison	1,914,000	92,524,000		94,438,000

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GENERAL APPROPRIATIONS ACT, FY 2024

Region IX - Zamboanga Peninsula		4,066,000		102,607,000				106,673,000

San Ramon Prison and Penal Farm		4,066,000		102,607,000				106,673,000
Region XI - Davao		6,775,000		263,897,000		200,000,000		470,672,000

Davao Prison and Penal Farm		6,775,000		263,897,000		200,000,000		470,672,000

Sub-total, Operations		3,165,131,000		1,970,485,000		873,616,000		6,009,232,000

TOTAL NEW APPROPRIATIONS	₱	4,543,731,000	₱	2,090,093,000	₱	884,456,000	₱	7,518,280,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	67,416

Total Permanent Positions	67,416

Other Compensation Common to All
Personnel Economic Relief Allowance	3,936
Representation Allowance	894
Transportation Allowance	894
Clothing and Uniform Allowance	984
Mid-Year Bonus - Civilian	5,618
Year End Bonus	5,618
Cash Gift	820
Productivity Enhancement Incentive	820
Step Increment	168

Total Other Compensation Common to All	19,752

Other Compensation for Specific Groups
Hazard Duty Pay	2,146
Other Personnel Benefits	1,958

Total Other Compensation for Specific Groups	4,104

Other Benefits
PAG-IBIG Contributions	195
PhilHealth Contributions	1,407
Employees Compensation Insurance Premiums	195
Loyalty Award - Civilian	10

Total Other Benefits	1,807

DECEMBER 25, 2023	OFFICIAL GAZETTE	1129
DEPARTMENT OF JUSTICE

Military/Uniformed Personnel
Basic Pay
Base Pay	2,035,723
Creation of New Positions	319,005

Total Basic Pay	2,354,728

Other Compensation Common to All
Personnel Economic Relief Allowance	131,568
Clothing/Uniform Allowance	62,311
Subsistence Allowance	296,082
Laundry Allowance	2,025
Quarters Allowance	27,435
Longevity Pay	98,477
Mid-Year Bonus - Military/Uniformed Personnel	169,644
Year End Bonus	169,644
Cash Gift	27,410
Productivity Enhancement Incentive	27,410

Total Other Compensation Common to All	1,012,006

Other Compensation for Specific Groups
Hazard Duty Pay	35,523
Lump-sum for Filling of Positions - Military/Uniformed Personnel (MUP)	973,212

Total Other Compensation for Specific Groups	1,008,735

Other Benefits
Special Group Term Insurance	395
PAG-IBIG Contributions	6,578
PhilHealth Contributions	45,803
Employees Compensation Insurance Premiums	6,578
Terminal Leave	15,829

Total Other Benefits	75,183

Total Personnel Services	4,543,731

Maintenance and Other Operating Expenses
Travelling Expenses	46,543
Training and Scholarship Expenses	8,427
Supplies and Materials Expenses	1,774,041
Utility Expenses	85,145
Communication Expenses	7,433
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	279
Professional Services	5,359
Repairs and Maintenance	51,532
Financial Assistance/Subsidy	44,175
Taxes, Insurance Premiums and Other Fees	1,251

1130	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Other Maintenance and Operating Expenses
Advertising Expenses	884
Printing and Publication Expenses	1,245
Representation Expenses	4,213
Rent/Lease Expenses	2,646
Membership Dues and Contributions to Organizations	166
Subscription Expenses	52,107
Donations	747
Other Maintenance and Operating Expenses	3,900

Total Maintenance and Other Operating Expenses	2,090,093

Total Current Operating Expenditures	6,633,824

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	752,166
Machinery and Equipment Outlay	120,000
Transportation Equipment Outlay	12,290

Total Capital Outlays	884,456

TOTAL NEW APPROPRIATIONS	7,518,280

C. BUREAU OF IMMIGRATION

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	4,399,530,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	196,467,000	₱	168,933,000	₱	200,000,000	₱	565,400,000
Operations		987,822,000		245,761,000				1,233,583,000

BORDER CONTROL AND MANAGEMENT PROGRAM		987,822,000		245,761,000				1,233,583,000

Total, Regular Programs		1,184,289,000		414,694,000		200,000,000		1,798,983,000

B. PROJECT(S)
Locally-Funded Project(s)				30,000,000		2,570,547,000		2,600,547,000

Total, Project(s)				30,000,000		2,570,547,000		2,600,547,000

TOTAL NEW APPROPRIATIONS	₱	1,184,289,000	₱	444,694,000	₱	2,770,547,000	₱	4,399,530,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1131
DEPARTMENT OF JUSTICE

Special Provision(s)

1. Immigration Fees and Collections. Express lane fees and charges collected by the Bureau of Immigration (BI) shall be deposited in a special trust fund account with a government bank to be used exclusively for the following purposes:

(a)	Sixty Four percent (64%) to augment the salaries of the BI’s organic personnel working beyond regular office hours;

(b)	Twenty Five percent (25%) for the salaries of the BI’s contractual personnel; and

(c)	The remaining eleven percent (11%) shall be remitted to the national treasury as income of the general fund.

Travel expenses incurred by Filipino passengers who were deferred or denied boarding without a court order shall be charged from the balance of the special trust fund account, subject to the guidelines to be issued by the BI, Department of Budget and Management and the Commission on Audit.

Failure to comply with the above requirements shall render any disbursement from said income void, and shall subject the erring officials and employees to disciplinary actions pursuant to Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws. (CONDITIONAL IMPLEMENTATION- President’s Veto Message, December 20, 2023, Volume I-B, page 781, R.A. No. 11975)

2. Reporting and Posting Requirements. The BI shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	BI’s website.

The BI shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	175,901,000	₱	168,933,000	₱	200,000,000	₱	544,834,000
Administration of Personnel Benefits		20,566,000						20,566,000

Sub-total, General Administration and Support		196,467,000		168,933,000		200,000,000		565,400,000

Operations
BORDER CONTROL AND MANAGEMENT PROGRAM		987,822,000		245,761,000				1,233,583,000

Registration of Aliens		51,961,000		11,042,000				63,003,000
Immigration, Deportation and Other Related Activities		889,116,000		201,433,000				1,090,549,000
Intelligence and Security Services		46,745,000		33,286,000				80,031,000

Sub-total, Operations		987,822,000		245,761,000				1,233,583,000

Total, Regular Programs		1,184,289,000		414,694,000		200,000,000		1,798,983,000

PROJECT(S)
Locally - Funded Project(s)

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GENERAL APPROPRIATIONS ACT, FY 2024

Enhancement of Border Management Information System (BMIS)				30,000,000		2,570,547,000		2,600,547,000

Sub-total, Locally - Funded Project(s)				30,000,000		2,570,547,000		2,600,547,000

Total, Project(s)				30,000,000		2,570,547,000		2,600,547,000

TOTAL NEW APPROPRIATIONS	₱	1,184,289,000	₱	444,694,000	₱	2,770,547,000	₱	4,399,530,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	805,299

Total Permanent Positions	805,299

Other Compensation Common to All
Personnel Economic Relief Allowance	54,168
Representation Allowance	612
Transportation Allowance	612
Clothing and Uniform Allowance	13,542
Honoraria	600
Mid-Year Bonus - Civilian	67,109
Year End Bonus	67,109
Cash Gift	11,285
Productivity Enhancement Incentive	11,285
Step Increment	2,014

Total Other Compensation Common to All	228,336

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	453

Total Other Compensation for Specific Groups	453

Other Benefits
PAG-IBIG Contributions	2,709
PhilHealth Contributions	18,057
Employees Compensation Insurance Premiums	2,709
Loyalty Award - Civilian	2,875
Terminal Leave	20,566

Total Other Benefits	46,916

Non-Permanent Positions	103,285

DECEMBER 25, 2023	OFFICIAL GAZETTE	1133
DEPARTMENT OF JUSTICE

Total Personnel Services	1,184,289

Maintenance and Other Operating Expenses
Travelling Expenses	58,151
Training and Scholarship Expenses	21,528
Supplies and Materials Expenses	86,603
Utility Expenses	21,176
Communication Expenses	85,450
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	20,000
Extraordinary and Miscellaneous Expenses	324
Professional Services	1,725
General Services	62,849
Repairs and Maintenance	16,901
Taxes, Insurance Premiums and Other Fees	1,808
Other Maintenance and Operating Expenses
Advertising Expenses	2,144
Printing and Publication Expenses	2,454
Representation Expenses	669
Transportation and Delivery Expenses	413
Rent/Lease Expenses	19,816
Membership Dues and Contributions to Organizations	60
Subscription Expenses	32,623
Other Maintenance and Operating Expenses	10,000

Total Maintenance and Other Operating Expenses	444,694

Total Current Operating Expenditures	1,628,983

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	2,620,547
Furniture, Fixtures and Books Outlay	150,000

Total Capital Outlays	2,770,547

TOTAL NEW APPROPRIATIONS	4,399,530

D. LAND REGISTRATION AUTHORITY

For general administration and support, support to operations, and operations, as indicated hereunder	₱	1,216,077,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses	Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱	139,236,000	₱		₱	139,236,000

1134	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Support to Operations		48,887,000				48,887,000
Operations		935,614,000		92,340,000		1,027,954,000

LAND TITLING AND REGISTRATION PROGRAM		935,614,000		92,340,000		1,027,954,000

TOTAL NEW APPROPRIATIONS	₱	1,123,737,000	₱	92,340,000	₱	1,216,077,000

Special Provision(s)

1. Land Registration Fees and Collections. In addition to the amounts appropriated herein, Eight Hundred Ninety Four Million Four Hundred Eleven Thousand Pesos (₱894,411,000) shall be used for MOOE and One Hundred Forty Five Million Seven Hundred Twenty Three Thousand Pesos (₱145,723,000) for Capital Outlay requirements of the Land Registration Authority (LRA) sourced from twenty percent (20%) of the land registration fees or collections in accordance with Section 111 of P.D. No. 1529.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

2. Comprehensive Agrarian Reform Program. The amount of One Hundred Eighty Two Million Two Hundred Ninety One Thousand Pesos (₱182,291,000) appropriated herein shall be used for the registration requirements of Land Acquisition and Distribution under the Comprehensive Agrarian Reform Program.

3. Reporting and Posting Requirements. The LRA shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	LRA’s website.

The LRA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses	Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	110,557,000	₱		₱	110,557,000
Administration of Personnel Benefits		28,679,000				28,679,000

Sub-total, General Administration and Support		139,236,000				139,236,000

Support to Operations
Statistical Services		7,994,000				7,994,000
Information Systems Development and Maintenance		14,760,000				14,760,000
Legal Services		26,133,000				26,133,000

Sub-total, Support to Operations		48,887,000				48,887,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1135
DEPARTMENT OF JUSTICE

Operations
LAND TITLING AND REGISTRATION PROGRAM		935,614,000		92,340,000		1,027,954,000
Issuance of Registration Decrees and Certificates of Title		312,218,000				312,218,000
Registration of Voluntary and Involuntary Deeds/Instruments		533,445,000				533,445,000
Registration of CLOAS and Other Land Patents Pursuant to the Comprehensive Agrarian Reform Program		89,951,000		92,340,000		182,291,000

Sub-total, Operations		935,614,000		92,340,000		1,027,954,000

TOTAL NEW APPROPRIATIONS	₱	1,123,737,000	₱	92,340,000	₱	1,216,077,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	748,646

Total Permanent Positions	748,646

Other Compensation Common to All
Personnel Economic Relief Allowance	50,712
Representation Allowance	8,004
Transportation Allowance	8,004
Clothing and Uniform Allowance	12,678
Honoraria	4,998
Mid-Year Bonus - Civilian	62,387
Year End Bonus	62,387
Cash Gift	10,565
Productivity Enhancement Incentive	10,565
Step Increment	1,871

Total Other Compensation Common to All	232,171

Other Compensation for Specific Groups
Longevity Pay	1,189

Total Other Compensation for Specific Groups	1,189

Other Benefits
PAG-IBIG Contributions	2,535
PhilHealth Contributions	16,421

1136	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Employees Compensation Insurance Premiums	2,535
Loyalty Award - Civilian	1,610
Terminal Leave	28,679

Total Other Benefits	51,780

Non-Permanent Positions	89,951

Total Personnel Services	1,123,737

Maintenance and Other Operating Expenses
Travelling Expenses	797
Training and Scholarship Expenses	181
Supplies and Materials Expenses	2,683
Utility Expenses	1,196
Communication Expenses	1,957
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	57
General Services	1,488
Repairs and Maintenance	396
Taxes, Insurance Premiums and Other Fees	82,015
Other Maintenance and Operating Expenses
Rent/Lease Expenses	294
Other Maintenance and Operating Expenses	1,276

Total Maintenance and Other Operating Expenses	92,340

Total Current Operating Expenditures	1,216,077

TOTAL NEW APPROPRIATIONS	1,216,077

E. NATIONAL BUREAU OF INVESTIGATION

For general administration and support, and operations, as indicated hereunder	₱	4,770,827,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	213,031,000	₱	809,440,000	₱	628,931,000	₱	1,651,402,000
Operations		843,986,000		335,622,000		1,939,817,000		3,119,425,000

CRIME DETECTION AND INVESTIGATION PROGRAM		843,986,000		335,622,000		1,939,817,000		3,119,425,000

TOTAL NEW APPROPRIATIONS	₱	1,057,017,000	₱	1,145,062,000	₱	2,568,748,000	₱	4,770,827,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1137
DEPARTMENT OF JUSTICE

Special Provision(s)

1. Trust Receipts from Clearance and Other Fees. Thirty percent (30%) of its annual collections but not to exceed One Hundred Fifty Million Pesos (₱150,000,000) sourced from clearance and other fees collected by the National Bureau of Investigation (NBI) shall be used for its modernization and to augment its MOOE and Capital Outlay requirements in accordance with Section 12 of R.A. No. 10867. Said fees shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996.

2. Hazard Duty Pay. The following may be granted Hazard Duty Pay pursuant to R.A. No. 10867 in an amount not exceeding Four Thousand Pesos (₱4,000) per month:

(a)

Investigation Agents and Special Investigators from the Investigation Service, Intelligence Service, Regional Operation Service, and other related units/offices of the NBI who are involved in the actual conduct of investigation of crimes and other offenses; and

(b)	NBI Directors who are involved or participating in the actual conduct of investigation operations and other related activities.

The Hazard Duty Pay may be granted only during the period of actual conduct of investigation of crimes and other offenses and assignment to investigation operations and other related activities of the foregoing qualified personnel which expose them to great dangers or risks.

3. Reporting and Posting Requirements. The NBI shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS; and

(b)	NBI’s website.

The NBI shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	176,630,000	₱	809,440,000	₱	628,931,000	₱	1,615,001,000
Administration of Personnel Benefits		36,401,000						36,401,000

Sub-total, General Administration and Support		213,031,000		809,440,000		628,931,000		1,651,402,000

Operations
CRIME DETECTION AND INVESTIGATION PROGRAM		843,986,000		335,622,000		1,939,817,000		3,119,425,000

Investigation and Detection of Crimes and Other Related Activities		689,747,000		140,870,000		103,600,000		934,217,000
Scientific Criminal Investigation Services		94,799,000		36,208,000		1,400,000		132,407,000
Criminal Records Management and Modernization Activities		59,440,000		158,544,000		1,834,817,000		2,052,801,000

Sub-total, Operations		843,986,000		335,622,000		1,939,817,000		3,119,425,000

TOTAL NEW APPROPRIATIONS	₱	1,057,017,000	₱	1,145,062,000	₱	2,568,748,000	₱	4,770,827,000

1138	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	747,483

Total Permanent Positions	747,483

Other Compensation Common to All
Personnel Economic Relief Allowance	33,240
Representation Allowance	11,580
Transportation Allowance	11,478
Clothing and Uniform Allowance	8,310
Mid-Year Bonus - Civilian	62,291
Year End Bonus	62,291
Cash Gift	6,925
Productivity Enhancement Incentive	6,925
Step Increment	1,868

Total Other Compensation Common to All	204,908

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	9,245
Hazard Duty Pay	24,576

Total Other Compensation for Specific Groups	33,821

Other Benefits
PAG-IBIG Contributions	1,662
PhilHealth Contributions	15,970
Employees Compensation Insurance Premiums	1,662
Loyalty Award - Civilian	1,610
Terminal Leave	36,401

Total Other Benefits	57,305

Non-Permanent Positions	13,500

Total Personnel Services	1,057,017

Maintenance and Other Operating Expenses
Travelling Expenses	19,202
Training and Scholarship Expenses	83,699
Supplies and Materials Expenses	194,606
Utility Expenses	59,210
Communication Expenses	47,202

DECEMBER 25, 2023	OFFICIAL GAZETTE	1139
DEPARTMENT OF JUSTICE

Awards/Rewards and Prizes	158
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	175,400
Extraordinary and Miscellaneous Expenses	3,457
Professional Services	88,845
General Services	7,759
Repairs and Maintenance	14,784
Financial Assistance/Subsidy	84
Taxes, Insurance Premiums and Other Fees	2,862
Other Maintenance and Operating Expenses
Advertising Expenses	2,487
Printing and Publication Expenses	633
Representation Expenses	2,773
Transportation and Delivery Expenses	1,559
Rent/Lease Expenses	394,563
Membership Dues and Contributions to Organizations	212
Subscription Expenses	35,516
Other Maintenance and Operating Expenses	10,051

Total Maintenance and Other Operating Expenses	1,145,062

Total Current Operating Expenditures	2,202,079

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	646,200
Machinery and Equipment Outlay	1,871,148
Transportation Equipment Outlay	50,800
Intangible Assets Outlay	600

Total Capital Outlays	2,568,748

TOTAL NEW APPROPRIATIONS	4,770,827

F. OFFICE FOR ALTERNATIVE DISPUTE RESOLUTION

For general administration and support, and operations, as indicated hereunder	₱	100,977,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	15,838,000	₱	36,561,000	₱	3,000,000	₱	55,399,000
Operations		21,138,000		24,440,000				45,578,000

ADR ADVOCACY AND DEVELOPMENT PROGRAM		21,138,000		24,440,000				45,578,000

TOTAL NEW APPROPRIATIONS	₱	36,976,000	₱	61,001,000	₱	3,000,000	₱	100,977,000

1140	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Special Provision(s)

1. Reporting and Posting Requirements. The Office for Alternative Dispute Resolution (OADR) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) OADR’s website.

The OADR shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	15,838,000	₱	36,561,000	₱	3,000,000	₱	55,399,000

Sub-total, General Administration and Support		15,838,000		36,561,000		3,000,000		55,399,000

Operations
ADR ADVOCACY AND DEVELOPMENT PROGRAM		21,138,000		24,440,000				45,578,000

ADR advocacy and development services for the public and private sectors		21,138,000		24,440,000				45,578,000

Sub-total, Operations		21,138,000		24,440,000				45,578,000

TOTAL NEW APPROPRIATIONS	₱	36,976,000	₱	61,001,000	₱	3,000,000	₱	100,977,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	28,620

Total Permanent Positions	28,620

DECEMBER 25, 2023	OFFICIAL GAZETTE	1141
DEPARTMENT OF JUSTICE

Other Compensation Common to All
Personnel Economic Relief Allowance	1,152
Representation Allowance	432
Transportation Allowance	432
Clothing and Uniform Allowance	288
Mid-Year Bonus - Civilian	2,385
Year End Bonus	2,385
Cash Gift	240
Productivity Enhancement Incentive	240
Step Increment	72

Total Other Compensation Common to All	7,626

Other Benefits
PAG-IBIG Contributions	58
PhilHealth Contributions	614
Employees Compensation Insurance Premiums	58

Total Other Benefits	730

Total Personnel Services	36,976

Maintenance and Other Operating Expenses
Travelling Expenses	3,578
Training and Scholarship Expenses	14,597
Supplies and Materials Expenses	6,964
Utility Expenses	1,300
Communication Expenses	1,605
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	611
Professional Services	5,590
General Services	899
Repairs and Maintenance	377
Taxes, Insurance Premiums and Other Fees	150
Other Maintenance and Operating Expenses
Advertising Expenses	1,372
Printing and Publication Expenses	1,274
Representation Expenses	2,779
Rent/Lease Expenses	14,616
Membership Dues and Contributions to Organizations	59
Subscription Expenses	5,230

Total Maintenance and Other Operating Expenses	61,001

Total Current Operating Expenditures	97,977

Capital Outlays
Property, Plant and Equipment Outlay Machinery and Equipment Outlay	3,000

Total Capital Outlays	3,000

TOTAL NEW APPROPRIATIONS	100,977

1142	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

G. OFFICE OF THE GOVERNMENT CORPORATE COUNSEL

For general administration and support, and operations, as indicated hereunder	₱	243,288,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	57,633,000	₱	35,357,000	₱	14,425,000	₱	107,415,000
Operations		114,397,000		21,476,000				135,873,000

LEGAL SERVICES FOR GOVERNMENT CORPORATIONS PROGRAM		114,397,000		21,476,000				135,873,000

TOTAL NEW APPROPRIATIONS	₱	172,030,000	₱	56,833,000	₱	14,425,000	₱	243,288,000

Special Provision(s)

1. Assessments Levied by the Office of the Government Corporate Counsel. Fees collected by the Office of the Government Corporate Counsel (OGCC) from client GOCCs in accordance with Section 4 of P.D. No. 1415 shall be deposited with the National Treasury as income of the General Fund in accordance with Section 44, Chapter 5, Book VI of E.O. No. 292.

Failure to comply with the above requirement shall render any disbursement from said income void, and shall subject the erring officials and employees to disciplinary actions pursuant to Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

2. Reporting and Posting Requirements. The OGCC shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) OGCC’s website.

The OGCC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses	Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	38,950,000	35,357,000	₱	14,425,000	₱	88,732,000
Administration of Personnel Benefits		18,683,000					18,683,000

Sub-total, General Administration and Support		57,633,000	35,357,000		14,425,000		107,415,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1143
DEPARTMENT OF JUSTICE

Operations
LEGAL SERVICES FOR GOVERNMENT CORPORATIONS PROGRAM		114,397,000		21,476,000				135,873,000

Legal Services to GOCCs		114,397,000		21,476,000				135,873,000

Sub-total, Operations		114,397,000		21,476,000				135,873,000

TOTAL NEW APPROPRIATIONS	₱	172,030,000	₱	56,833,000	₱	14,425,000	₱	243,288,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	106,211

Total Permanent Positions	106,211

Other Compensation Common to All
Personnel Economic Relief Allowance	2,832
Representation Allowance	5,202
Transportation Allowance	5,202
Clothing and Uniform Allowance	708
Mid-Year Bonus - Civilian	8,851
Year End Bonus	8,851
Cash Gift	590
Productivity Enhancement Incentive	590
Step Increment	266

Total Other Compensation Common to All	33,092

Other Compensation for Specific Groups
Longevity Pay	3,058

Total Other Compensation for Specific Groups	3,058

Other Benefits
PAG-IBIG Contributions	142
PhilHealth Contributions	1,723
Employees Compensation Insurance Premiums	142
Retirement Gratuity	12,382
Loyalty Award - Civilian	105
Terminal Leave	6,301

Total Other Benefits	20,795

1144	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Non-Permanent Positions	8,874

Total Personnel Services	172,030

Maintenance and Other Operating Expenses
Travelling Expenses	489
Training and Scholarship Expenses	7,035
Supplies and Materials Expenses	12,648
Utility Expenses	4,601
Communication Expenses	4,756
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,848
Professional Services	2,620
General Services	360
Repairs and Maintenance	267
Taxes, Insurance Premiums and Other Fees	71
Other Maintenance and Operating Expenses
Printing and Publication Expenses	23
Rent/Lease Expenses	16,959
Subscription Expenses	5,030
Other Maintenance and Operating Expenses	126

Total Maintenance and Other Operating Expenses	56,833

Total Current Operating Expenditures	228,863

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	8,425
Transportation Equipment Outlay	6,000

Total Capital Outlays	14,425

TOTAL NEW APPROPRIATIONS	243,288

H. OFFICE OF THE SOLICITOR GENERAL

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	1,449,962,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	151,601,000	₱	274,404,000	₱	38,087,000	₱	464,092,000
Operations		817,138,000		155,219,000				972,357,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1145
DEPARTMENT OF JUSTICE

LEGAL SERVICES FOR NATIONAL GOVERNMENT AGENCIES PROGRAM		817,138,000		155,219,000				972,357,000

Total, Regular Programs		968,739,000		429,623,000		38,087,000		1,436,449,000

B. PROJECT(S)
Locally-Funded Projects				12,613,000		900,000		13,513,000

Total, Project(s)				12,613,000		900,000		13,513,000

TOTAL NEW APPROPRIATIONS	₱	968,739,000	₱	442,236,000	₱	38,987,000	₱	1,449,962,000

Special Provision(s)

1. Income from Collections of the Office of the Solicitor General. In addition to the amounts appropriated herein, the following amounts from the collections of the Office of the Solicitor General (OSG) shall be constituted as Special Trust Fund pursuant to Section 11 of R.A. No. 9417:

(a) Five percent (5%) of monetary awards by the courts to client department, agencies and instrumentalities of the government, including court-approved compromise agreements;

(b) Fifty percent (50%) of fees collected by the Special Committee on Naturalization; and

(c) All other income, fees and revenues earned and collected by the OSG.

Said Trust Fund shall be used for the implementation of R.A. No. 9417, including those for health care services, insurance premiums, professional, educational, registration fees, contracted transportation benefits and other benefits stated under R.A. No. 9417, and its IRR, subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

In no case shall the trust fund be used for the payment of special allowance which had already been fully integrated in the salaries of entitled personnel.

2. Operating Requirements of the Special Committee on Naturalization. In addition to the amounts appropriated herein, Fifty Thousand Pesos (₱50,000) shall be used to augment the operating requirements of the Special Committee on Naturalization sourced from fifty percent (50%) of the collections made in accordance with Section 1 of P.D. No. 736.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

3. Reporting and Posting Requirements. The OSG shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) OSG’s website.

The OSG shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	144,570,000	₱	274,404,000	₱	38,087,000	₱	457,061,000
Administration of Personnel Benefits		7,031,000						7,031,000

Sub-total, General Administration and Support		151,601,000		274,404,000		38,087,000		464,092,000

1146	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Operations
LEGAL SERVICES FOR NATIONAL GOVERNMENT AGENCIES PROGRAM		817,138,000		155,219,000				972,357,000

Legal Services to the Government, its Offices and Agencies		817,138,000		155,219,000				972,357,000

Sub-total, Operations		817,138,000		155,219,000				972,357,000

Total, Regular Programs		968,739,000		429,623,000		38,087,000		1,436,449,000

PROJECT(S)
Locally-Funded Project(s)
Relocation Project Phase 1 and 2				7,500,000				7,500,000
Relocation Project Phase 3 to 5				4,033,000		900,000		4,933,000
Philippine Anti-Drug Committee Convergence Program				1,080,000				1,080,000

Sub-total, Locally-Funded Project(s)				12,613,000		900,000		13,513,000

Total, Project(s)				12,613,000		900,000		13,513,000

TOTAL NEW APPROPRIATIONS	₱	968,739,000	₱	442,236,000	₱	38,987,000	₱	1,449,962,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	731,204

Total Permanent Positions	731,204

Other Compensation Common to All
Personnel Economic Relief Allowance	19,776
Representation Allowance	26,604
Transportation Allowance	26,604
Clothing and Uniform Allowance	4,944
Mid-Year Bonus - Civilian	60,934
Year End Bonus	60,934
Cash Gift	4,120
Productivity Enhancement Incentive	4,120
Step Increment	1,828

Total Other Compensation Common to All	209,864

DECEMBER 25, 2023	OFFICIAL GAZETTE	1147
DEPARTMENT OF JUSTICE

Other Compensation for Specific Groups
Longevity Pay	5,464

Total Other Compensation for Specific Groups	5,464

Other Benefits
PAG-IBIG Contributions	989
PhilHealth Contributions	12,363
Employees Compensation Insurance Premiums	989
Loyalty Award - Civilian	835
Terminal Leave	7,031

Total Other Benefits	22,207

Total Personnel Services	968,739

Maintenance and Other Operating Expenses
Travelling Expenses	14,173
Training and Scholarship Expenses	16,616
Supplies and Materials Expenses	19,822
Utility Expenses	20,960
Communication Expenses	23,229
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	10,000
Extraordinary and Miscellaneous Expenses	6,836
Professional Services	500
General Services	24,800
Repairs and Maintenance	60,734
Taxes, Insurance Premiums and Other Fees	2,477
Other Maintenance and Operating Expenses
Advertising Expenses	30
Printing and Publication Expenses	30
Representation Expenses	100
Transportation and Delivery Expenses	969
Rent/Lease Expenses	191,195
Subscription Expenses	38,114
Other Maintenance and Operating Expenses	11,651

Total Maintenance and Other Operating Expenses	442,236

Total Current Operating Expenditures	1,410,975

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	13,987
Transportation Equipment Outlay	19,000
Furniture, Fixtures and Books Outlay	1,000
Intangible Assets Outlay	5,000

Total Capital Outlays	38,987

TOTAL NEW APPROPRIATIONS	1,449,962

1148	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

I. PAROLE AND PROBATION ADMINISTRATION

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	919,910,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	57,785,000	₱	38,006,000	₱	49,931,000	₱	145,722,000
Operations		645,707,000		116,530,000		4,200,000		766,437,000

PAROLE AND PROBATION PROGRAM		645,707,000		116,530,000		4,200,000		766,437,000

Total, Regular Programs		703,492,000		154,536,000		54,131,000		912,159,000

B. PROJECT(S)
Locally-Funded Project(s)				2,823,000		4,928,000		7,751,000

Total, Project(s)				2,823,000		4,928,000		7,751,000

TOTAL NEW APPROPRIATIONS	₱	703,492,000	₱	157,359,000	₱	59,059,000	₱	919,910,000

Special Provision(s)

1. Reporting and Posting Requirements. The Parole and Probation Administration (PPA) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) PPA’s website.

The PPA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	53,249,000	₱	38,006,000	₱	49,931,000	₱	141,186,000

National Capital Region (NCR)		53,249,000		38,006,000		49,931,000		141,186,000

Central Office		53,249,000		38,006,000		49,931,000		141,186,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1149
DEPARTMENT OF JUSTICE

Administration of Personnel Benefits	4,536,000			4,536,000

National Capital Region (NCR)	4,536,000			4,536,000

Central Office	4,536,000			4,536,000

Sub-total, General Administration and Support	57,785,000	38,006,000	49,931,000	145,722,000

Operations
PAROLE AND PROBATION PROGRAM	645,707,000	116,530,000	4,200,000	766,437,000

Administration of the Parole and Probation System	645,707,000	116,530,000	4,200,000	766,437,000

National Capital Region (NCR)	83,496,000	13,586,000		97,082,000

Regional Office - NCR	83,496,000	13,586,000		97,082,000
Region I - Ilocos	39,103,000	6,487,000		45,590,000

Regional Office - I	39,103,000	6,487,000		45,590,000
Cordillera Administrative Region (CAR)	23,268,000	4,585,000		27,853,000

Regional Office - CAR	23,268,000	4,585,000		27,853,000
Region II - Cagayan Valley	25,028,000	4,927,000		29,955,000

Regional Office - II	25,028,000	4,927,000		29,955,000
Region III - Central Luzon	53,327,000	8,793,000		62,120,000

Regional Office - III	53,327,000	8,793,000		62,120,000
Region IVA - CALABARZON	58,158,000	8,882,000		67,040,000

Regional Office - IVA	58,158,000	8,882,000		67,040,000
Region IVB - MIMAROPA	27,273,000	5,571,000		32,844,000

Regional Office - IVB	27,273,000	5,571,000		32,844,000
Region V - Bicol	40,020,000	5,261,000		45,281,000

Regional Office - V	40,020,000	5,261,000		45,281,000
Region VI - Western Visayas	47,863,000	11,784,000		59,647,000

Regional Office - VI	47,863,000	11,784,000		59,647,000
Region VII - Central Visayas	68,708,000	11,483,000	1,400,000	81,591,000

Regional Office - VII	68,708,000	11,483,000	1,400,000	81,591,000
Region VIII - Eastern Visayas	40,740,000	6,057,000		46,797,000

Regional Office - VIII	40,740,000	6,057,000		46,797,000

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Region IX - Zamboanga Peninsula		28,250,000		5,454,000				33,704,000

Regional Office - IX		28,250,000		5,454,000				33,704,000
Region X - Northern Mindanao		32,799,000		7,026,000				39,825,000

Regional Office - X		32,799,000		7,026,000				39,825,000
Region XI - Davao		39,171,000		5,660,000		1,400,000		46,231,000

Regional Office - XI		39,171,000		5,660,000		1,400,000		46,231,000
Region XII - SOCCSKSARGEN		15,565,000		6,365,000		1,400,000		23,330,000

Regional Office - XII		15,565,000		6,365,000		1,400,000		23,330,000
Region XIII - Caraga		22,938,000		4,609,000				27,547,000

Regional Office - XIII		22,938,000		4,609,000				27,547,000

Sub-total, Operations		645,707,000		116,530,000		4,200,000		766,437,000

Total, Regular Programs		703,492,000		154,536,000		54,131,000		912,159,000

PROJECT(S)
Locally - Funded Project(s)
Construction of DOJ-PPA R-III Regional Office						4,928,000		4,928,000

Region III - Central Office						4,928,000		4,928,000

Regional Office -III						4,928,000		4,928,000
Philippine Anti-Illegal Drugs Strategy				2,823,000				2,823,000

National Capital Region				2,823,000				2,823,000

Central Office				2,823,000				2,823,000

Sub-total, Locally-Funded Project(s)				2,823,000		4,928,000		7,751,000

Total, Project(s)				2,823,000		4,928,000		7,751,000

TOTAL NEW APPROPRIATIONS	₱	703,492,000	₱	157,359,000	₱	59,059,000	₱	919,910,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel

DECEMBER 25, 2023	OFFICIAL GAZETTE	1151
DEPARTMENT OF JUSTICE

Permanent Positions
Basic Salary	519,903

Total Permanent Positions	519,903

Other Compensation Common to All
Personnel Economic Relief Allowance	22,200
Representation Allowance	10,830
Transportation Allowance	10,830
Clothing and Uniform Allowance	5,550
Honoraria	2,200
Mid-Year Bonus - Civilian	43,325
Year End Bonus	43,325
Cash Gift	4,625
Productivity Enhancement Incentive	4,625
Step Increment	1,300

Total Other Compensation Common to All	148,810

Other Compensation for Specific Groups
Magna Carta for Public Social Workers	15,415

Total Other Compensation for Specific Groups	15,415

Other Benefits
PAG-IBIG Contributions	1,110
PhilHealth Contributions	11,418
Employees Compensation Insurance Premiums	1,110
Loyalty Award - Civilian	1,190
Terminal Leave	4,536

Total Other Benefits	19,364

Total Personnel Services	703,492

Maintenance and Other Operating Expenses
Travelling Expenses	26,391
Training and Scholarship Expenses	11,834
Supplies and Materials Expenses	21,807
Utility Expenses	10,807
Communication Expenses	19,102
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	2,148
Professional Services	26,709
General Services	11,053
Repairs and Maintenance	3,858
Taxes, Insurance Premiums and Other Fees	681
Other Maintenance and Operating Expenses
Advertising Expenses	29
Printing and Publication Expenses	982
Representation Expenses	1,079

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GENERAL APPROPRIATIONS ACT, FY 2024

Rent/Lease Expenses	8,456
Membership Dues and Contributions to Organizations	1
Subscription Expenses	12,422

Total Maintenance and Other Operating Expenses	157,359

Total Current Operating Expenditures	860,851

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	4,928
Machinery and Equipment Outlay	47,131
Transportation Equipment Outlay	7,000

Total Capital Outlays	59,059

TOTAL NEW APPROPRIATIONS	919,910

J. PRESIDENTIAL COMMISSION ON GOOD GOVERNMENT

For general administration and support, and operations, as indicated hereunder	₱	159,841,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	71,342,000	₱	19,806,000	₱	755,000	₱	91,903,000
Operations		42,102,000		23,136,000		2,700,000		67,938,000

ILL-GOTTEN WEALTH RECOVERY AND ADMINISTRATION PROGRAM		42,102,000		23,136,000		2,700,000		67,938,000

TOTAL NEW APPROPRIATIONS	₱	113,444,000	₱	42,942,000	₱	3,455,000	₱	159,841,000

Special Provision(s)

1. Use and Recording of Proceeds. All proceeds realized from the sale or administration of assets by the Presidential Commission on Good Government (PCGG) shall be deposited with the National Treasury: Provided , That not more than ten percent (10%) of such proceeds shall be used for the payment of lawful claims, which include recovery expenses, selling expenses, custodianship and other related costs attributable to the sold or administered assets.

In no case shall the proceeds be used for payment of salaries, allowances and other benefits of PCGG officials and employees. Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

2. Reporting and Posting Requirements. The PCGG shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) PCGG’s website.

DECEMBER 25, 2023	OFFICIAL GAZETTE	1153
DEPARTMENT OF JUSTICE

The PCGG shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	70,351,000	₱	19,806,000	₱	755,000	₱	90,912,000
Administration of Personnel Benefits		991,000						991,000

Sub-total, General Administration and Support		71,342,000		19,806,000		755,000		91,903,000

Operations
ILL-GOTTEN WEALTH RECOVERY AND ADMINISTRATION PROGRAM		42,102,000		23,136,000		2,700,000		67,938,000

Recovery of Ill-gotten Wealth		42,102,000		23,136,000		2,700,000		67,938,000

Sub-total, Operations		42,102,000		23,136,000		2,700,000		67,938,000

TOTAL NEW APPROPRIATIONS	₱	113,444,000	₱	42,942,000	₱	3,455,000	₱	159,841,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	65,940

Total Permanent Positions	65,940

Other Compensation Common to All
Personnel Economic Relief Allowance	2,328
Representation Allowance	1,248
Transportation Allowance	1,248
Clothing and Uniform Allowance	582

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Honoraria	600
Mid-Year Bonus - Civilian	5,495
Year End Bonus	5,495
Cash Gift	485
Productivity Enhancement Incentive	485
Step Increment	165

Total Other Compensation Common to All	18,131

Other Benefits
PAG-IBIG Contributions	116
PhilHealth Contributions	1,323
Employees Compensation Insurance Premiums	116
Loyalty Award - Civilian	35
Terminal Leave	991

Total Other Benefits	2,581

Non-Permanent Positions	26,792

Total Personnel Services	113,444

Maintenance and Other Operating Expenses
Travelling Expenses	1,390
Training and Scholarship Expenses	1,061
Supplies and Materials Expenses	4,426
Utility Expenses	3,236
Communication Expenses	2,663
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,990
Professional Services	11,246
General Services	8,650
Repairs and Maintenance	3,223
Taxes, Insurance Premiums and Other Fees	1,572
Other Maintenance and Operating Expenses
Advertising Expenses	159
Printing and Publication Expenses	40
Representation Expenses	576
Transportation and Delivery Expenses	32
Rent/Lease Expenses	950
Subscription Expenses	1,392
Other Maintenance and Operating Expenses	336

Total Maintenance and Other Operating Expenses	42,942

Total Current Operating Expenditures	156,386

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	755
Transportation Equipment Outlay	2,700

DECEMBER 25, 2023	OFFICIAL GAZETTE	1155
DEPARTMENT OF JUSTICE

Total Capital Outlays	3,455

TOTAL NEW APPROPRIATIONS	159,841

K. PUBLIC ATTORNEY’S OFFICE

For general administration and support, and operations, as indicated hereunder	₱	5,275,640,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱	261,559,000	₱	20,291,000		₱	281,850,000
Operations		4,863,358,000		130,432,000			4,993,790,000

PUBLIC LEGAL ASSISTANCE PROGRAM		4,863,358,000		130,432,000			4,993,790,000

TOTAL NEW APPROPRIATIONS	₱	5,124,917,000	₱	150,723,000		₱	5,275,640,000

Special Provision(s)

1. Reporting and Posting Requirements. The Public Attorney’s Office (PAO) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) PAO’s website.

The PAO shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	257,144,000	₱	20,291,000		₱	277,435,000
Administration of Personnel Benefits		4,415,000					4,415,000

Sub-total, General Administration and Support		261,559,000		20,291,000			281,850,000

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GENERAL APPROPRIATIONS ACT, FY 2024

Operations
PUBLIC LEGAL ASSISTANCE PROGRAM		4,863,358,000		130,432,000		4,993,790,000

Provision of Free Legal Services to Indigents and Other Qualified Persons in Criminal, Civil, Labor, Administrative and Other Quasi-Judicial Cases		4,863,358,000		130,432,000		4,993,790,000

Sub-total, Operations		4,863,358,000		130,432,000		4,993,790,000

TOTAL NEW APPROPRIATIONS	₱	5,124,917,000	₱	150,723,000	₱	5,275,640,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	3,788,853

Total Permanent Positions	3,788,853

Other Compensation Common to All
Personnel Economic Relief Allowance	84,432
Representation Allowance	206,370
Transportation Allowance	206,370
Clothing and Uniform Allowance	21,108
Mid-Year Bonus - Civilian	315,738
Year End Bonus	315,738
Cash Gift	17,590
Productivity Enhancement Incentive	17,590
Step Increment	9,472

Total Other Compensation Common to All	1,194,408

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,077
Allowance of PAO Lawyers and Employees Assigned in Night Courts	576
Inquest Allowance	59,160

Total Other Compensation for Specific Groups	60,813

Other Benefits
PAG-IBIG Contributions	4,222
PhilHealth Contributions	66,539
Employees Compensation Insurance Premiums	4,222

DECEMBER 25, 2023	OFFICIAL GAZETTE	1157
DEPARTMENT OF JUSTICE

Loyalty Award - Civilian	1,445
Terminal Leave	4,415

Total Other Benefits	80,843

Total Personnel Services	5,124,917

Maintenance and Other Operating Expenses
Travelling Expenses	8,271
Training and Scholarship Expenses	8,778
Supplies and Materials Expenses	81,760
Utility Expenses	12,901
Communication Expenses	7,668
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	4,911
Professional Services	1,484
General Services	5,784
Repairs and Maintenance	2,027
Taxes, Insurance Premiums and Other Fees	650
Other Maintenance and Operating Expenses
Advertising Expenses	127
Printing and Publication Expenses	447
Representation Expenses	2,520
Transportation and Delivery Expenses	895
Rent/Lease Expenses	11,082
Membership Dues and Contributions to Organizations	355
Subscription Expenses	1,063

Total Maintenance and Other Operating Expenses	150,723

Total Current Operating Expenditures	5,275,640

TOTAL NEW APPROPRIATIONS	5,275,640

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GENERAL APPROPRIATIONS ACT, FY 2024

GENERAL SUMMARY

DEPARTMENT OF JUSTICE

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	7,833,640,000	₱	1,708,337,000	₱	632,445,000	₱	10,174,422,000
B. BUREAU OF CORRECTIONS		4,543,731,000		2,090,093,000		884,456,000		7,518,280,000
C. BUREAU OF IMMIGRATION		1,184,289,000		444,694,000		2,770,547,000		4,399,530,000
D. LAND REGISTRATION AUTHORITY		1,123,737,000		92,340,000				1,216,077,000
E. NATIONAL BUREAU OF INVESTIGATION		1,057,017,000		1,145,062,000		2,568,748,000		4,770,827,000
F. OFFICE FOR ALTERNATIVE DISPUTE RESOLUTION		36,976,000		61,001,000		3,000,000		100,977,000
G. OFFICE OF THE GOVERNMENT CORPORATE COUNSEL		172,030,000		56,833,000		14,425,000		243,288,000
H. OFFICE OF THE SOLICITOR GENERAL		968,739,000		442,236,000		38,987,000		1,449,962,000
I. PAROLE AND PROBATION ADMINISTRATION		703,492,000		157,359,000		59,059,000		919,910,000
J. PRESIDENTIAL COMMISSION ON GOOD GOVERNMENT		113,444,000		42,942,000		3,455,000		159,841,000
K. PUBLIC ATTORNEY’S OFFICE		5,124,917,000		150,723,000				5,275,640,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF JUSTICE	₱	22,862,012,000	₱	6,391,620,000	₱	6,975,122,000	₱	36,228,754,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1159
DEPARTMENT OF LABOR AND DEVELOPMENT

XVIII. DEPARTMENT OF LABOR AND EMPLOYMENT

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded projects, as indicated hereunder	₱	36,162,117,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	1,213,842,000	₱	370,495,000	₱	239,050,000	₱	1,823,387,000
Support to Operations		26,766,000		14,333,000				41,099,000
Operations		678,057,000		33,235,225,000				33,913,282,000

EMPLOYMENT FACILITATION PROGRAM		27,220,000		713,789,000				741,009,000
EMPLOYMENT PRESERVATION AND REGULATION PROGRAM		514,119,000		257,900,000				772,019,000
WORKERS PROTECTION AND WELFARE PROGRAM		136,718,000		32,263,536,000				32,400,254,000

Total, Regular Programs		1,918,665,000		33,620,053,000		239,050,000		35,777,768,000

B. PROJECT(S)
Locally-Funded Project(s)				97,505,000		286,844,000		384,349,000

Total, Project(s)				97,505,000		286,844,000		384,349,000

TOTAL NEW APPROPRIATIONS	₱	1,918,665,000	₱	33,717,558,000	₱	525,894,000	₱	36,162,117,000

Special Provision(s)

1. Tulong Panghanapbuhay sa Ating Disadvantaged or Displaced Workers Program (TUPAD) and Government Internship Program (GIP). The amount of Twenty Nine Billion Five Hundred Seventy Five Million Eighty Eight Thousand Pesos (₱29,575,088,000) appropriated herein under the Livelihood and Emergency Employment shall be used for the implementation of the Tulong Panghanapbuhay sa Ating Disadvantaged or Displaced Workers Program (TUPAD) and for the payment of stipend equivalent to the minimum wage prevailing in the region of the beneficiaries who are eighteen (18) years of age and above under the Government Internship Program. Provided, That the emergency employment shall include clean-up operations of rivers, riverbanks, canals, esteros, seashores, and planting of trees in areas identified by the Department of Environment and Natural Resources or the local government units concerned. The TUPAD shall also be used to fund self-employment activities to ensure their steady income: Provided, further, That the amount for TUPAD may also be used to provide immediate temporary employment to victims of calamities, epidemics, crises and catastrophes in order to normalize their lives immediately: Provided, furthermore , That DOLE shall also develop employment projects with a duration of up to ninety (90) days that will complement or utilize the skills set of the beneficiaries, including, but not limited to, underemployed individuals and sub-professionals involved in structured work in support of office operations or those engaged in arts, crafts, and manual or clerical work.

In the implementation of the TUPAD Program, the disadvantaged workers shall refer to vulnerable, marginalized, and displaced workers: Provided, That the prioritization of the TUPAD beneficiaries shall be in accordance with the guidelines issued by the DOLE, in coordination with the DSWD: Provided, further, That the DOLE

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shall be allowed to utilize up to five percent (50%) of the said amount to cover administrative costs of implementing the program.

(CONDITIONAL IMPLEMENTATION- President’s Veto Message, December 20, 2023, Volume I-B, page 783, R.A. No. 11975)

2. DOLE-TESDA Convergence Program. To ensure the employment and steady source of income of the beneficiaries of the TUPAD program and the DOLE Integrated and Livelihood Program (DIILP) or Kabuhayan Program, the DOLE shall form a convergence with the TESDA to conduct a training program that will develop the skills and competencies of TUPAD beneficiaries. In the implementation of the convergence program, priority shall be given to the 4th, 5th, and 6th class municipalities: Provided, That the TESDA training shall not be a condition precedent for the availment of benefits under the TUPAD and DILP.

The administrative cost of five percent (5%) imposed on the TUPAD program shall also be used to support the convergence program with TESDA. The implementing rules and regulations shall be jointly issued by DOLE and TESDA.

3. Trust Receipts from Lien on Gross Production of Sugar. The twenty percent (20%) lien imposed on the gross production of sugar remitted to DOLE shall be used in accordance with RA. No. 6982, as follows:

(a) Nine percent (9%) for socio-economic projects of sugar workers;

(b) Five percent (5%) for the death benefit program of sugar workers;

(c) Three percent (3%) for maternity benefits of women sugar workers, up to the first four (4) deliveries, in addition to existing benefits granted by law or collective bargaining agreements; and

(d) Three percent (3%) for administrative expenses.

Said lien shall be deposited with the National Treasury in accordance with E.O. No. 338, s. 1996 and shall be recorded as trust receipts.

4. Reporting and Posting Requirements. The DOLE shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) DOLE’s website.

The DOLE shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

5. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	1,185,730,000	₱	370,495,000	₱	239,050,000	₱	1,795,275,000

National Capital Region (NCR)		575,851,000		146,733,000		59,900,000		782,484,000

Central Office		474,092,000		109,825,000		57,000,000		640,917,000
Regional Office - NCR		101,759,000		36,908,000		2,900,000		141,567,000
Region I - Ilocos		45,000,000		6,631,000				51,631,000

Regional Office - I		45,000,000		6,631,000				51,631,000
Cordillera Administrative Region (CAR)		29,485,000		3,935,000		2,900,000		36,320,000

Regional Office - CAR		29,485,000		3,935,000		2,900,000		36,320,000
Region II - Cagayan Valley		36,392,000		3,954,000		17,900,000		58,246,000

Regional Office - II		36,392,000		3,954,000		17,900,000		58,246,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1161
DEPARTMENT OF LABOR AND DEVELOPMENT

Region III - Central Luzon	60,420,000	8,141,000		68,561,000

Regional Office - III	60,420,000	8,141,000		68,561,000
Region IVA - CALABARZON	46,590,000	13,492,000	2,900,000	62,982,000

Regional Office - IVA	46,590,000	13,492,000	2,900,000	62,982,000
Region IVB - MIMAROPA	21,966,000	6,562,000	1,450,000	29,978,000

Regional Office - IVB	21,966,000	6,562,000	1,450,000	29,978,000
Region V - Bicol	40,405,000	6,657,000	7,250,000	54,312,000

Regional Office - V	40,405,000	6,657,000	7,250,000	54,312,000
Region VI - Western Visayas	53,620,000	9,122,000	5,800,000	68,542,000

Regional Office - VI	53,620,000	9,122,000	5,800,000	68,542,000
Region VII - Central Visayas	41,892,000	11,808,000	8,700,000	62,400,000

Regional Office - VII	41,892,000	11,808,000	8,700,000	62,400,000
Region VIII - Eastern Visayas	36,602,000	106,624,000		143,226,000

Regional Office - VIII	36,602,000	106,624,000		143,226,000
Region IX - Zamboanga Peninsula	38,652,000	9,097,000	19,850,000	67,599,000

Regional Office - IX	38,652,000	9,097,000	19,850,000	67,599,000
Region X - Northern Mindanao	42,820,000	6,873,000	2,900,000	52,593,000

Regional Office - X	42,820,000	6,873,000	2,900,000	52,593,000
Region XI - Davao	44,933,000	14,433,000	40,800,000	100,166,000

Regional Office - XI	44,933,000	14,433,000	40,800,000	100,166,000
Region XII - SOCCSKSARGEN	38,516,000	7,156,000	64,350,000	110,022,000

Regional Office - XII	38,516,000	7,156,000	64,350,000	110,022,000
Region XIII - Caraga	32,586,000	9,277,000	4,350,000	46,213,000

Regional Office - XIII	32,586,000	9,277,000	4,350,000	46,213,000
Administration of Personnel Benefits	28,112,000			28,112,000

National Capital Region (NCR)	28,112,000			28,112,000

Central Office	28,112,000			28,112,000

Sub-total, General Administration and Support	1,213,842,000	370,495,000	239,050,000	1,823,387,000

1162	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Support to Operations
Attendance to local, regional, international conference and participation of tripartite delegation in the International Labor Organizations in Geneva, Switzerland		9,000,000	9,000,000

National Capital Region (NCR)		9,000,000	9,000,000

Central Office		9,000,000	9,000,000
Legal Services	26,766,000	5,333,000	32,099,000

National Capital Region (NCR)	26,766,000	5,333,000	32,099,000

Central Office	26,766,000	5,333,000	32,099,000

Sub-total, Support to Operations	26,766,000	14,333,000	41,099,000

Operations
EMPLOYMENT FACILITATION PROGRAM	27,220,000	713,789,000	741,009,000

Promotion of Local Employment	27,220,000	62,477,000	89,697,000

National Capital Region (NCR)	27,220,000	62,477,000	89,697,000

Central Office	27,220,000	62,477,000	89,697,000
Youth Employability		534,219,000	534,219,000

National Capital Region (NCR)		120,308,000	120,308,000

Central Office		46,021,000	46,021,000
Regional Office - NCR		74,287,000	74,287,000
Region I - Ilocos		14,089,000	14,089,000

Regional Office - I		14,089,000	14,089,000
Cordillera Administrative Region (CAR)		19,953,000	19,953,000

Regional Office - CAR		19,953,000	19,953,000
Region II - Cagayan Valley		26,022,000	26,022,000

Regional Office - II		26,022,000	26,022,000
Region III - Central Luzon		70,637,000	70,637,000

Regional Office - III		70,637,000	70,637,000
Region IVA - CALABARZON		37,471,000	37,471,000

Regional Office - IVA		37,471,000	37,471,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1163
DEPARTMENT OF LABOR AND DEVELOPMENT

Region IVB - MIMAROPA	12,052,000	12,052,000

Regional Office - IVB	12,052,000	12,052,000
Region V - Bicol	14,007,000	14,007,000

Regional Office - V	14,007,000	14,007,000
Region VI - Western Visayas	23,409,000	23,409,000

Regional Office - VI	23,409,000	23,409,000
Region VII - Central Visayas	52,112,000	52,112,000

Regional Office - VII	52,112,000	52,112,000
Region VIII - Eastern Visayas	16,135,000	16,135,000

Regional Office - VIII	16,135,000	16,135,000
Region IX - Zamboanga Peninsula	31,653,000	31,653,000

Regional Office - IX	31,653,000	31,653,000
Region X - Northern Mindanao	23,582,000	23,582,000

Regional Office - X	23,582,000	23,582,000
Region XI - Davao	23,398,000	23,398,000

Regional Office - XI	23,398,000	23,398,000
Region XII - SOCCSKSARGEN	32,812,000	32,812,000

Regional Office - XII	32,812,000	32,812,000
Region XIII - Caraga	16,579,000	16,579,000

Regional Office - XIII	16,579,000	16,579,000
Job Search Assistance	117,093,000	117,093,000

National Capital Region (NCR)	103,994,000	103,994,000

Central Office	101,529,000	101,529,000
Regional Office - NCR	2,465,000	2,465,000
Region I - Ilocos	750,000	750,000

Regional Office - I	750,000	750,000
Cordillera Administrative Region (CAR)	830,000	830,000

Regional Office - CAR	830,000	830,000

1164	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region II - Cagayan Valley		595,000	595,000

Regional Office - II		595,000	595,000
Region III - Central Luzon		2,389,000	2,389,000

Regional Office - III		2,389,000	2,389,000
Region IVA - CALABARZON		1,937,000	1,937,000

Regional Office - IVA		1,937,000	1,937,000
Region IVB - MIMAROPA		528,000	528,000

Regional Office - IVB		528,000	528,000
Region V - Bicol		431,000	431,000

Regional Office - V		431,000	431,000
Region VI - Western Visayas		640,000	640,000

Regional Office - VI		640,000	640,000
Region VII - Central Visayas		545,000	545,000

Regional Office - VII		545,000	545,000
Region VIII - Eastern Visayas		790,000	790,000

Regional Office - VIII		790,000	790,000
Region IX - Zamboanga Peninsula		623,000	623,000

Regional Office - IX		623,000	623,000
Region X - Northern Mindanao		719,000	719,000

Regional Office - X		719,000	719,000
Region XI - Davao		1,060,000	1,060,000

Regional Office - XI		1,060,000	1,060,000
Region XII - SOCCSKSARGEN		695,000	695,000

Regional Office - XII		695,000	695,000
Region XIII - Caraga		567,000	567,000

Regional Office - XIII		567,000	567,000
EMPLOYMENT PRESERVATION AND REGULATION PROGRAM	514,119,000	257,900,000	772,019,000

Promotion of Good Labor-Management Relations	30,885,000	7,538,000	38,423,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1165
DEPARTMENT OF LABOR AND DEVELOPMENT

National Capital Region (NCR)	30,885,000	7,538,000	38,423,000

Central Office	30,885,000	7,538,000	38,423,000

Promotion of Rights at Work and Labor Standards	45,977,000	6,163,000	52,140,000

National Capital Region (NCR)	45,977,000	6,163,000	52,140,000

Central Office	45,977,000	6,163,000	52,140,000
Tripartism and Social Dialogue		19,722,000	19,722,000

National Capital Region (NCR)		19,722,000	19,722,000

Central Office		19,722,000	19,722,000
Workers Organizations Development and Empowerment		29,899,000	29,899,000

National Capital Region (NCR)		15,074,000	15,074,000

Central Office		14,521,000	14,521,000
Regional Office - NCR		553,000	553,000
Region I - Ilocos		140,000	140,000

Regional Office - I		140,000	140,000
Cordillera Administrative Region (CAR)		435,000	435,000

Regional Office - CAR		435,000	435,000
Region II - Cagayan Valley		1,654,000	1,654,000

Regional Office - II		1,654,000	1,654,000
Region III - Central Luzon		1,399,000	1,399,000

Regional Office - III		1,399,000	1,399,000
Region IVA - CALABARZON		2,367,000	2,367,000

Regional Office - IVA		2,367,000	2,367,000
Region IVB - MIMAROPA		889,000	889,000

Regional Office - IVB		889,000	889,000
Region V - Bicol		604,000	604,000

Regional Office - V		604,000	604,000
Region VI - Western Visayas		1,555,000	1,555,000

Regional Office - VI		1,555,000	1,555,000

1166	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region VII - Central Visayas		796,000	796,000

Regional Office - VII		796,000	796,000
Region VIII - Eastern Visayas		482,000	482,000

Regional Office - VIII		482,000	482,000
Region IX - Zamboanga Peninsula		1,018,000	1,018,000

Regional Office - IX		1,018,000	1,018,000
Region X - Northern Mindanao		1,311,000	1,311,000

Regional Office - X		1,311,000	1,311,000
Region XI - Davao		872,000	872,000

Regional Office - XI		872,000	872,000
Region XII - SOCCSKSARGEN		922,000	922,000

Regional Office - XII		922,000	922,000
Region XIII - Caraga		381,000	381,000

Regional Office - XIII		381,000	381,000
Labor Laws Compliance	437,257,000	185,501,000	622,758,000

National Capital Region (NCR)	211,959,000	114,190,000	326,149,000

Central Office	91,816,000	102,390,000	194,206,000
Regional Office - NCR	120,143,000	11,800,000	131,943,000
Region I - Ilocos	14,460,000	5,500,000	19,960,000

Regional Office - I	14,460,000	5,500,000	19,960,000
Cordillera Administrative Region (CAR)	8,039,000	2,759,000	10,798,000

Regional Office - CAR	8,039,000	2,759,000	10,798,000
Region II - Cagayan Valley	12,277,000	2,600,000	14,877,000

Regional Office - II	12,277,000	2,600,000	14,877,000
Region III - Central Luzon	33,062,000	9,900,000	42,962,000

Regional Office - III	33,062,000	9,900,000	42,962,000
Region IVA - CALABARZON	43,389,000	7,700,000	51,089,000

Regional Office - IVA	43,389,000	7,700,000	51,089,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1167
DEPARTMENT OF LABOR AND DEVELOPMENT

Region IVB - MIMAROPA	5,242,000	5,031,000	10,273,000

Regional Office - IVB	5,242,000	5,031,000	10,273,000
Region V - Bicol	4,214,000	3,000,000	7,214,000

Regional Office - V	4,214,000	3,000,000	7,214,000
Region VI - Western Visayas	16,904,000	4,735,000	21,639,000

Regional Office - VI	16,904,000	4,735,000	21,639,000
Region VII - Central Visayas	26,770,000	5,950,000	32,720,000

Regional Office - VII	26,770,000	5,950,000	32,720,000
Region VIII - Eastern Visayas	4,933,000	2,800,000	7,733,000

Regional Office - VIII	4,933,000	2,800,000	7,733,000
Region IX - Zamboanga Peninsula	7,328,000	3,200,000	10,528,000

Regional Office - IX	7,328,000	3,200,000	10,528,000
Region X - Northern Mindanao	12,981,000	6,486,000	19,467,000

Regional Office - X	12,981,000	6,486,000	19,467,000
Region XI - Davao	19,133,000	5,350,000	24,483,000

Regional Office - XI	19,133,000	5,350,000	24,483,000
Region XII- SOCCSKSARGEN	9,471,000	3,500,000	12,971,000

Regional Office - XII	9,471,000	3,500,000	12,971,000
Region XIII - Caraga	7,095,000	2,800,000	9,895,000

Regional Office - XIII	7,095,000	2,800,000	9,895,000
Case Management		9,077,000	9,077,000

National Capital Region (NCR)		1,594,000	1,594,000

Central Office		849,000	849,000
Regional Office - NCR		745,000	745,000
Region I - Ilocos		414,000	414,000

Regional Office - I		414,000	414,000
Cordillera Administrative Region (CAR)		372,000	372,000

Regional Office - CAR		372,000	372,000
Region II - Cagayan Valley		329,000	329,000

Regional Office - II		329,000	329,000

1168	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region III - Central Luzon		308,000	308,000

Regional Office - III		308,000	308,000
Region IVA - CALABARZON		675,000	675,000

Regional Office - IVA		675,000	675,000
Region IVB - MIMAROPA		379,000	379,000

Regional Office - IVB		379,000	379,000
Region V - Bicol		317,000	317,000

Regional Office - V		317,000	317,000
Region VI - Western Visayas		722,000	722,000

Regional Office - VI		722,000	722,000
Region VII - Central Visayas		563,000	563,000

Regional Office - VII		563,000	563,000
Region VIII - Eastern Visayas		770,000	770,000

Regional Office - VIII		770,000	770,000
Region IX - Zamboanga Peninsula		492,000	492,000

Regional Office - IX		492,000	492,000
Region X - Northern Mindanao		620,000	620,000

Regional Office - X		620,000	620,000
Region XI - Davao		532,000	532,000

Regional Office - XI		532,000	532,000
Region XII - SOCCSKSARGEN		368,000	368,000

Regional Office - XII		368,000	368,000
Region XIII - Caraga		622,000	622,000

Regional Office - XIII		622,000	622,000
WORKERS PROTECTION AND WELFARE PROGRAM	136,718,000	32,263,536,000	32,400,254,000

Promotion of Rights and Welfare of Workers with Special Concerns	31,164,000	16,528,000	47,692,000

National Capital Region (NCR)	31,164,000	16,528,000	47,692,000

Central Office	31,164,000	16,528,000	47,692,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1169
DEPARTMENT OF LABOR AND DEVELOPMENT

Livelihood and Emergency Employment	32,186,051,000	32,186,051,000

National Capital Region (NCR)	30,877,477,000	30,877,477,000

Central Office	30,850,775,000	30,850,775,000
Regional Office - NCR	26,702,000	26,702,000
Region I - Ilocos	23,475,000	23,475,000

Regional Office - I	23,475,000	23,475,000
Cordillera Administrative Region (CAR)	113,206,000	113,206,000

Regional Office - CAR	113,206,000	113,206,000
Region II - Cagayan Valley	85,846,000	85,846,000

Regional Office - II	85,846,000	85,846,000
Region III - Central Luzon	87,761,000	87,761,000

Regional Office - III	87,761,000	87,761,000
Region IVA - CALABARZON	59,487,000	59,487,000

Regional Office - IVA	59,487,000	59,487,000
Region IVB - MIMAROPA	26,461,000	26,461,000

Regional Office - IVB	26,461,000	26,461,000
Region V - Bicol	85,568,000	85,568,000

Regional Office - V	85,568,000	85,568,000
Region VI - Western Visayas	107,040,000	107,040,000

Regional Office - VI	107,040,000	107,040,000
Region VII - Central Visayas	127,131,000	127,131,000

Regional Office - VII	127,131,000	127,131,000
Region VIII - Eastern Visayas	155,992,000	155,992,000

Regional Office - VIII	155,992,000	155,992,000
Region IX - Zamboanga Peninsula	47,415,000	47,415,000

Regional Office - IX	47,415,000	47,415,000
Region X - Northern Mindanao	141,523,000	141,523,000

Regional Office - X	141,523,000	141,523,000
Region XI - Davao	86,152,000	86,152,000

Regional Office - XI	86,152,000	86,152,000

1170	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region XII - SOCCSKSARGEN		110,995,000	110,995,000

Regional Office - XII		110,995,000	110,995,000
Region XIII - Caraga		50,522,000	50,522,000

Regional Office - XIII		50,522,000	50,522,000
Welfare Services	105,554,000	60,957,000	166,511,000

National Capital Region (NCR)	12,741,000	54,548,000	67,289,000

Central Office		53,935,000	53,935,000
Regional Office - NCR	12,741,000	613,000	13,354,000
Region I - Ilocos	3,290,000	492,000	3,782,000

Regional Office - I	3,290,000	492,000	3,782,000
Cordillera Administrative Region (CAR)	8,118,000	416,000	8,534,000

Regional Office - CAR	8,118,000	416,000	8,534,000
Region II - Cagayan Valley	6,134,000	355,000	6,489,000

Regional Office - II	6,134,000	355,000	6,489,000
Region III - Central Luzon	5,586,000	579,000	6,165,000

Regional Office - III	5,586,000	579,000	6,165,000
Region IVA - CALABARZON	5,948,000	685,000	6,633,000

Regional Office - IVA	5,948,000	685,000	6,633,000
Region IVB - MIMAROPA	8,340,000	325,000	8,665,000

Regional Office - IVB	8,340,000	325,000	8,665,000
Region V - Bicol	7,678,000	287,000	7,965,000

Regional Office - V	7,678,000	287,000	7,965,000
Region VI - Western Visayas	5,202,000	390,000	5,592,000

Regional Office - VI	5,202,000	390,000	5,592,000
Region VII - Central Visayas	7,080,000	369,000	7,449,000

Regional Office - VII	7,080,000	369,000	7,449,000
Region VIII - Eastern Visayas	4,563,000	305,000	4,868,000

Regional Office - VIII	4,563,000	305,000	4,868,000
Region IX - Zamboanga Peninsula	4,413,000	513,000	4,926,000

Regional Office - IX	4,413,000	513,000	4,926,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1171
DEPARTMENT OF LABOR AND DEVELOPMENT

Region X - Northern Mindanao		6,660,000		470,000				7,130,000

Regional Office - X		6,660,000		470,000				7,130,000
Region XI - Davao		6,012,000		650,000				6,662,000

Regional Office - XI		6,012,000		650,000				6,662,000
Region XII - SOCCSKSARGEN		6,742,000		379,000				7,121,000

Regional Office - XII		6,742,000		379,000				7,121,000
Region XIII - Caraga		7,047,000		194,000				7,241,000

Regional Office - XIII		7,047,000		194,000				7,241,000

Sub-total, Operations		678,057,000		33,235,225,000				33,913,282,000

Total, Regular Program(s)		1,918,665,000		33,620,053,000		239,050,000		35,777,768,000

PROJECT(S)
Locally-Funded Project(s)
Computerization Program				82,697,000		286,844,000		369,541,000

National Capital Region (NCR)				82,697,000		286,844,000		369,541,000

Central Office				82,697,000		286,844,000		369,541,000
Skills Registry Program				14,808,000				14,808,000

National Capital Region (NCR)				14,808,000				14,808,000

Central Office				14,808,000				14,808,000

Sub-total, Locally-Funded Project(s)				97,505,000		286,844,000		384,349,000

Total, Project(s)				97,505,000		286,844,000		384,349,000

TOTAL NEW APPROPRIATIONS	₱	1,918,665,000	₱	33,717,558,000	₱	525,894,000	₱	36,162,117,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	1,224,488

Total Permanent Positions	1,224,488

1172	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Other Compensation Common to All
Personnel Economic Relief Allowance	50,616
Representation Allowance	13,098
Transportation Allowance	13,098
Clothing and Uniform Allowance	12,654
Mid-Year Bonus - Civilian	102,038
Year End Bonus	102,038
Cash Gift	10,545
Productivity Enhancement Incentive	10,545
Step Increment	3,064

Total Other Compensation Common to All	317,696

Other Benefits
PAG-IBIG Contributions	2,528
PhilHealth Contributions	26,479
Employees Compensation Insurance Premiums	2,528
Loyalty Award - Civilian	2,875
Terminal Leave	28,112

Total Other Benefits	62,522

Non-Permanent Positions	313,959

Total Personnel Services	1,918,665

Maintenance and Other Operating Expenses
Travelling Expenses	134,305
Training and Scholarship Expenses	154,045
Supplies and Materials Expenses	129,010
Utility Expenses	54,710
Communication Expenses	90,052
Awards/Rewards and Prizes	4,762
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	5,746
Professional Services	149,756
General Services	61,633
Repairs and Maintenance	106,352
Financial Assistance/Subsidy	32,427,477
Taxes, Insurance Premiums and Other Fees	14,184
Other Maintenance and Operating Expenses
Advertising Expenses	46,496
Printing and Publication Expenses	21,843
Representation Expenses	41,380
Transportation and Delivery Expenses	465
Rent/Lease Expenses	120,576
Membership Dues and Contributions to Organizations	280
Subscription Expenses	25,251
Bank Transaction Fee	45
Other Maintenance and Operating Expenses	129,190

Total Maintenance and Other Operating Expenses	33,717,558

Total Current Operating Expenditures	35,636,223

DECEMBER 25, 2023	OFFICIAL GAZETTE	1173
DEPARTMENT OF LABOR AND DEVELOPMENT

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	175,500
Machinery and Equipment Outlay	283,708
Transportation Equipment Outlay	63,550
Intangible Assets Outlay	3,136

Total Capital Outlays	525,894

TOTAL NEW APPROPRIATIONS	36,162,117

B. INSTITUTE FOR LABOR STUDIES

For general administration and support, and operations, as indicated hereunder	₱	71,216,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	12,921,000	₱	31,253,000	₱	10,043,000	₱	54,217,000
Operations		14,249,000		2,750,000				16,999,000

LABOR AND EMPLOYMENT RESEARCH PROGRAM		14,249,000		2,750,000				16,999,000

TOTAL NEW APPROPRIATIONS	₱	27,170,000	₱	34,003,000	₱	10,043,000	₱	71,216,000

Special Provision(s)

1.  Reporting and Posting Requirements. The Institute for Labor Studies (ILS) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) ILS’s website.

The ILS shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2.  Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

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New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personal Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	12,921,000	₱	31,253,000	₱	10,043,000	₱	54,217,000

Sub-total, General Administration and Support		12,921,000		31,253,000		10,043,000		54,217,000

Operations
LABOR AND EMPLOYMENT RESEARCH PROGRAM		14,249,000		2,750,000				16,999,000

Cost-benefit evaluation of legislation, research into innovative and indigenous approaches promoting harmonious and productive labor-management relations, and publication		14,249,000		2,750,000				16,999,000

Sub-total, Operations		14,249,000		2,750,000				16,999,000

TOTAL NEW APPROPRIATIONS	₱	27,170,000	₱	34,003,000	₱	10,043,000	₱	71,216,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	20,993

Total Permanent Positions	20,993

Other Compensation Common to All
Personnel Economic Relief Allowance	888
Representation Allowance	282
Transportation Allowance	282
Clothing and Uniform Allowance	222
Mid-Year Bonus - Civilian	1,750
Year End Bonus	1,750
Cash Gift	185
Productivity Enhancement Incentive	185
Step Increment	53

Total Other Compensation Common to All	5,597

Other Benefits
PAG-IBIG Contributions	44
PhilHealth Contributions	457
Employees Compensation Insurance Premiums	44
Loyalty Award - Civilian	35

Total Other Benefits	580

Total Personnel Services	27,170

DECEMBER 25, 2023	OFFICIAL GAZETTE	1175
DEPARTMENT OF LABOR AND DEVELOPMENT

Maintenance and Other Operating Expenses
Travelling Expenses	1,752
Training and Scholarship Expenses	500
Supplies and Materials Expenses	1,904
Utility Expenses	1,700
Communication Expenses	2,171
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	137
Professional Services	1,697
General Services	2,424
Repairs and Maintenance	800
Taxes, Insurance Premiums and Other Fees	190
Other Maintenance and Operating Expenses
Printing and Publication Expenses	298
Representation Expenses	1,350
Rent/Lease Expenses	11,070
Subscription Expenses	7,695
Other Maintenance and Operating Expenses	315

Total Maintenance and Other Operating Expenses	34,003

Total Current Operating Expenditures	61,173

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	10,043

Total Capital Outlays	10,043

TOTAL NEW APPROPRIATIONS	71,216

C. NATIONAL CONCILIATION AND MEDIATION BOARD

For general administration and support, support to operations, and operations, as indicated hereunder	₱	283,036,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱	19,959,000	₱	60,260,000		₱	80,219,000
Support to Operations		24,088,000		4,864,000			28,952,000
Operations		129,187,000		44,678,000			173,865,000

LABOR-MANAGEMENT PARTNERSHIP AND EMPOWERMENT PROGRAM		48,091,000		25,858,000			73,949,000
LABOR CASE MANAGEMENT PROGRAM		81,096,000		18,820,000			99,916,000

TOTAL NEW APPROPRIATIONS	₱	173,234,000	₱	109,802,000		₱	283,036,000

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GENERAL APPROPRIATIONS ACT, FY 2024

Special Provisions

1.  Special Voluntary Arbitration Fund. In addition to the amounts appropriated herein, Three Hundred Sixty One Thousand Pesos (₱361,000) sourced from registration fees collected on collective bargaining agreements, constituted into the Special Voluntary Arbitration Fund, shall be used for the effective and efficient administration of the Voluntary Arbitration Program, in accordance with Article 231 of P.D. No. 442, as amended by R.A. No. 6715.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2.  Reporting and Posting Requirements. The National Conciliation and Mediation Board (NCMB) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) NCMB’s website.

The NCMB shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3.  Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	17,327,000	₱	60,260,000		₱	77,587,000

National Capital Region (NCR)		17,327,000		60,260,000			77,587,000

Central Office		17,327,000		60,260,000			77,587,000
Administration of Personnel Benefits		2,632,000					2,632,000

National Capital Region (NCR)		2,632,000					2,632,000

Central Office		2,632,000					2,632,000

Sub-total, General Administration and Support		19,959,000		60,260,000			80,219,000

Support to Operations
Policy and Program Formulation, Monitoring and Evaluation and Conciliation/Mediation, Labor Management Cooperation and Voluntary Arbitration		24,088,000		4,864,000			28,952,000

National Capital Region (NCR)		24,088,000		4,864,000			28,952,000

Central Office		24,088,000		4,864,000			28,952,000

Sub-total, Support to Operations		24,088,000		4,864,000			28,952,000

Operations
LABOR-MANAGEMENT PARTNERSHIP AND EMPOWERMENT PROGRAM		48,091,000		25,858,000			73,949,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1177
DEPARTMENT OF LABOR AND DEVELOPMENT

Facilitation/Operationalization/Institutionalization/ Strengthening and Enhancement of Workplace Cooperation Partnership Mechanisms, and Workplace Dispute Prevention and Settlement Mechanisms		48,091,000		25,858,000		73,949,000

National Capital Region (NCR)		48,091,000		25,858,000		73,949,000

Central Office		48,091,000		25,858,000		73,949,000
LABOR CASE MANAGEMENT PROGRAM		81,096,000		18,820,000		99,916,000

Labor Conciliation-Mediation of Requests for Assistance (RFAs), Preventive Mediation (PM), Notices of Strike/ Lockout (NS/L), Actual Strike/Lockout (AS/L) and Arbitration Services		81,096,000		18,820,000		99,916,000

National Capital Region (NCR)		81,096,000		18,820,000		99,916,000

Central Office		81,096,000		18,820,000		99,916,000

Sub-total, Operations		129,187,000		44,678,000		173,865,000

TOTAL NEW APPROPRIATIONS	₱	173,234,000	₱	109,802,000	₱	283,036,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	130,047

Total Permanent Positions	130,047

Other Compensation Common to All
Personnel Economic Relief Allowance	4,728
Representation Allowance	3,666
Transportation Allowance	3,666
Clothing and Uniform Allowance	1,182
Mid-Year Bonus-Civilian	10,838
Year End Bonus	10,838
Cash Gift	985
Productivity Enhancement Incentive	985
Step Increment	326

Total Other Compensation Common to All	37,214

Other Benefits
PAG-IBIG Contributions	236

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PhilHealth Contributions	2,634
Employees Compensation Insurance Premiums	236
Loyalty Award - Civilian	235
Terminal Leave	2,632

Total Other Benefits	5,973

Total Personnel Services	173,234

Maintenance and Other Operating Expenses
Travelling Expenses	5,161
Training and Scholarship Expenses	8,756
Supplies and Materials Expenses	15,602
Utility Expenses	6,881
Communication Expenses	13,439
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	2,013
Professional Services	10,296
General Services	15,116
Repairs and Maintenance	5,014
Taxes, Insurance Premiums and Other Fees	1,709
Other Maintenance and Operating Expenses
Printing and Publication Expenses	363
Representation Expenses	1,835
Transportation and Delivery Expenses	21
Rent/Lease Expenses	16,080
Subscription Expenses	6,713
Other Maintenance and Operating Expenses	803

Total Maintenance and Other Operating Expenses	109,802

Total Current Operating Expenditures	283,036

TOTAL NEW APPROPRIATIONS	283,036

D. NATIONAL LABOR RELATIONS COMMISSION

For general administration and support, and operations, as indicated hereunder	₱	1,476,356,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	136,589,000	₱	104,039,000	₱	18,888,000	₱	259,516,000
Operations		1,027,791,000		163,849,000		25,200,000		1,216,840,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1179
DEPARTMENT OF LABOR AND DEVELOPMENT

LABOR ARBITRATION PROGRAM		1,027,791,000		163,849,000		25,200,000		1,216,840,000

TOTAL NEW APPROPRIATIONS	₱	1,164,380,000	₱	267,888,000	₱	44,088,000	₱	1,476,356,000

Special Provision(s)

1. Reporting and Posting Requirements. The National Labor Relations Commission (NLRC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) NLRC’s website.

The NLRC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to the said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	121,822,000	₱	104,039,000	18,888,000	₱	244,749,000

National Capital Region (NCR)		121,822,000		104,039,000	18,888,000		244,749,000

Central Office		121,822,000		104,039,000	18,888,000		244,749,000
Administration of Personnel Benefits		14,767,000					14,767,000

National Capital Region (NCR)		14,767,000					14,767,000

Central Office		14,767,000					14,767,000

Sub-total, General Administration and Support		136,589,000		104,039,000	18,888,000		259,516,000

Operations
LABOR ARBITRATION PROGRAM		1,027,791,000		163,849,000	25,200,000		1,216,840,000

Resolution of Appealed Labor Cases		320,147,000		45,417,000	25,200,000		390,764,000

National Capital Region (NCR)		320,147,000		45,417,000	25,200,000		390,764,000

Central Office		320,147,000		45,417,000	25,200,000		390,764,000
Arbitration of Labor Cases		707,644,000		118,432,000			826,076,000

National Capital Region (NCR)		707,644,000		118,432,000			826,076,000

Central Office		707,644,000		118,432,000			826,076,000

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Sub-total, Operations		1,027,791,000		163,849,000		25,200,000		1,216,840,000

TOTAL NEW APPROPRIATIONS	₱	1,164,380,000	₱	267,888,000	₱	44,088,000	₱	1,476,356,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	863,502

Total Permanent Positions	863,502

Other Compensation Common to All
Personnel Economic Relief Allowance	27,480
Representation Allowance	25,686
Transportation Allowance	25,686
Clothing and Uniform Allowance	6,870
Mid-Year Bonus - Civilian	71,958
Year End Bonus	71,958
Cash Gift	5,725
Productivity Enhancement Incentive	5,725
Step Increment	2,159

Total Other Compensation Common to All	243,247

Other Compensation for Specific Groups
Longevity Pay	23,948

Total Other Compensation for Specific Groups	23,948

Other Benefits
PAG-IBIG Contributions	1,374
PhilHealth Contributions	15,037
Employees Compensation Insurance Premiums	1,374
Terminal Leave	14,767

Total Other Benefits	32,552

Non-Permanent Positions	1,131

Total Personnel Services	1,164,380

Maintenance and Other Operating Expenses
Travelling Expenses	23,518
Training and Scholarship Expenses	4,565
Supplies and Materials Expenses	16,480
Utility Expenses	28,622

DECEMBER 25, 2023	OFFICIAL GAZETTE	1181
DEPARTMENT OF LABOR AND DEVELOPMENT

Communication Expenses	57,357
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	25,821
Professional Services	5,924
General Services	18,801
Repairs and Maintenance	8,885
Taxes, Insurance Premiums and Other Fees	2,147
Other Maintenance and Operating Expenses
Advertising Expenses	192
Printing and Publication Expenses	220
Representation Expenses	300
Transportation and Delivery Expenses	706
Rent/Lease Expenses	70,415
Subscription Expenses	3,935

Total Maintenance and Other Operating Expenses	267,888

Total Current Operating Expenditures	1,432,268

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	11,398
Transportation Equipment Outlay	26,650
Intangible Assets Outlay	6,040

Total Capital Outlays	44,088

TOTAL NEW APPROPRIATIONS	1,476,356

E. NATIONAL WAGES AND PRODUCTIVITY COMMISSION

For general administration and support, and operations, as indicated hereunder	₱	262,108,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	35,545,000	₱	34,251,000	₱	1,450,000	₱	71,246,000
Operations		130,992,000		59,870,000				190,862,000

ENTERPRISE PRODUCTIVITY IMPROVEMENT PROGRAM		101,321,000		31,844,000				133,165,000
WAGE REGULATORY PROGRAM		29,671,000		28,026,000				57,697,000

TOTAL NEW APPROPRIATIONS	₱	166,537,000	₱	94,121,000	₱	1,450,000	₱	262,108,000

Special Provision(s)

1. Reporting and Posting Requirements. The National Wages and Productivity Commission (NWPC) shall submit quarterly reports on its financial and

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physical accomplishments, within thirty days (30) after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) NWPC’s website.

The NWPC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	35,545,000	₱	30,277,000	₱	1,450,000	₱	67,272,000

National Capital Region (NCR)		35,545,000		30,277,000		1,450,000		67,272,000

Central Office		35,545,000		30,277,000		1,450,000		67,272,000
Human Resource Development				3,974,000				3,974,000

National Capital Region (NCR)				3,974,000				3,974,000

Central Office				3,974,000				3,974,000

Sub-total, General Administration and Support		35,545,000		34,251,000		1,450,000		71,246,000

Operations
ENTERPRISE PRODUCTIVITY IMPROVEMENT PROGRAM		101,321,000		31,844,000				133,165,000

Development and Implementation of Policies, Plans and Projects Related to Incomes, Productivity Improvement and Gainsharing Schemes		101,321,000		31,844,000				133,165,000

National Capital Region (NCR)		101,321,000		31,844,000				133,165,000

Central Office		101,321,000		31,844,000				133,165,000
WAGE REGULATORY PROGRAM		29,671,000		28,026,000				57,697,000

Development and Implementation of Policies, Plans, Programs, and Projects on Wages and Resolution of Wage Order and Exemption Cases		29,671,000		28,026,000				57,697,000

National Capital Region (NCR)		29,671,000		28,026,000				57,697,000

Central Office		29,671,000		28,026,000				57,697,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1183
DEPARTMENT OF LABOR AND DEVELOPMENT

Sub-total, Operations		130,992,000		59,870,000				190,862,000

TOTAL NEW APPROPRIATIONS	₱	166,537,000	₱	94,121,000	₱	1,450,000	₱	262,108,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	110,729

Total Permanent Positions	110,729

Other Compensation Common to All
Personnel Economic Relief Allowance	4,392
Representation Allowance	1,554
Transportation Allowance	1,554
Clothing and Uniform Allowance	1,098
Mid-Year Bonus - Civilian	9,227
Year End Bonus	9,227
Cash Gift	915
Per Diems	18,360
Productivity Enhancement Incentive	915
Step Increment	277

Total Other Compensation Common to All	47,519

Other Compensation for Specific Groups
Anniversary Bonus - Civilian	573

Total Other Compensation for Specific Groups	573

Other Benefits
PAG-IBIG Contributions	219
PhilHealth Contributions	2,372
Employees Compensation Insurance Premiums	219

Total Other Benefits	2,810

Non-Permanent Positions	4,906

Total Personnel Services	166,537

Maintenance and Other Operating Expenses
Travelling Expenses	7,259
Training and Scholarship Expenses	4,771

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GENERAL APPROPRIATIONS ACT, FY 2024

Supplies and Materials Expenses	12,059
Utility Expenses	5,464
Communication Expenses	5,165
Professional Services	3,568
General Services	6,974
Repairs and Maintenance	3,081
Taxes, Insurance Premiums and Other Fees	987
Other Maintenance and Operating Expenses
Advertising Expenses	2,070
Printing and Publication Expenses	1,458
Representation Expenses	10,022
Transportation and Delivery Expenses	192
Rent/Lease Expenses	25,991
Membership Dues and Contributions to Organizations	80
Subscription Expenses	651
Other Maintenance and Operating Expenses	4,329

Total Maintenance and Other Operating Expenses	94,121

Total Current Operating Expenditures	260,658

Capital Outlays
Property, Plant and Equipment Outlay
Transportation Equipment Outlay	1,450

Total Capital Outlays	1,450

TOTAL NEW APPROPRIATIONS	262,108

F. PROFESSIONAL REGULATION COMMISSION

For general administration and support, and operations, as indicated hereunder	₱	1,773,199,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	274,282,000	₱	202,177,000	₱	27,150,000	₱	503,609,000
Operations		648,488,000		572,625,000		48,477,000		1,269,590,000

PROFESSIONAL LICENSURE PROGRAM		439,048,000		399,590,000				838,638,000
PROFESSIONAL REGULATION PROGRAM		181,746,000		121,768,000				303,514,000
PROFESSIONAL DATABASE MANAGEMENT PROGRAM		27,694,000		51,267,000		48,477,000		127,438,000

TOTAL NEW APPROPRIATIONS	₱	922,770,000	₱	774,802,000	₱	75,627,000	₱	1,773,199,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1185
DEPARTMENT OF LABOR AND DEVELOPMENT

Special Provision(s)

1. Reporting and Posting Requirements. The Professional Regulation Commission (PRC) shall submit quarterly reports on its financial and physical accomplishments, within thirty days (30) after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) PRC’s website.

The PRC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	270,804,000	₱	202,177,000	₱	27,150,000	₱	500,131,000

National Capital Region (NCR)		129,198,000		108,144,000		4,150,000		241,492,000

Central Office		103,300,000		94,505,000		4,150,000		201,955,000
Regional Office - NCR		25,898,000		13,639,000				39,537,000
Region I - Ilocos		7,855,000		3,905,000				11,760,000

Regional Office - I		7,855,000		3,905,000				11,760,000
Cordillera Administrative Region (CAR)		10,246,000		11,414,000				21,660,000

Regional Office - (CAR)		10,246,000		11,414,000				21,660,000
Region II - Cagayan Valley		8,450,000		3,688,000				12,138,000

Regional Office - II		8,450,000		3,688,000				12,138,000
Region III - Central Luzon		8,670,000		2,165,000				10,835,000

Regional Office - III		8,670,000		2,165,000				10,835,000
Region IVA - CALABARZON		9,291,000		5,330,000				14,621,000

Regional Office - IVA		9,291,000		5,330,000				14,621,000
Region IVB - MIMAROPA		8,998,000		4,409,000				13,407,000

Regional Office - IVB		8,998,000		4,409,000				13,407,000
Region V - Bicol		12,268,000		4,784,000				17,052,000

Regional Office - V		12,268,000		4,784,000				17,052,000

1086	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region VI - Western Visayas	11,490,000	2,833,000		14,323,000

Regional Office - VI	11,490,000	2,833,000		14,323,000
Region VII - Central Visayas	7,913,000	6,463,000	23,000,000	37,376,000

Regional Office - VII	7,913,000	6,463,000	23,000,000	37,376,000
Region VIII - Eastern Visayas	9,674,000	3,208,000		12,882,000

Regional Office - VIII	9,674,000	3,208,000		12,882,000
Region IX - Zamboanga Peninsula	9,458,000	6,606,000		16,064,000

Regional Office - IX	9,458,000	6,606,000		16,064,000
Region X - Northern Mindanao	10,495,000	8,930,000		19,425,000

Regional Office - X	10,495,000	8,930,000		19,425,000
Region XI - Davao	9,630,000	22,873,000		32,503,000

Regional Office - XI	9,630,000	22,873,000		32,503,000
Region XII - SOCCSKSARGEN	8,200,000	3,465,000		11,665,000

Regional Office - XII	8,200,000	3,465,000		11,665,000
Region XIII - Caraga	8,968,000	3,960,000		12,928,000

Regional Office - XIII	8,968,000	3,960,000		12,928,000
Administration of Personnel Benefits	3,478,000			3,478,000

National Capital Region	3,478,000			3,478,000

Central Office	3,478,000			3,478,000

Sub-total, General Administration and Support	274,282,000	202,177,000	27,150,000	503,609,000

Operations
PROFESSIONAL LICENSURE PROGRAM	439,048,000	399,590,000		838,638,000

Processing of applications for licensure examinations	67,663,000	102,716,000		170,379,000

National Capital Region (NCR)	9,467,000	20,907,000		30,374,000

Central Office	3,007,000			3,007,000
Regional Office - NCR	6,460,000	20,907,000		27,367,000
Region I - Ilocos	4,089,000	3,095,000		7,184,000

Regional Office - I	4,089,000	3,095,000		7,184,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1187
DEPARTMENT OF LABOR AND DEVELOPMENT

Cordillera Administrative Region (CAR)	3,677,000	9,259,000	12,936,000

Regional Office - (CAR)	3,677,000	9,259,000	12,936,000
Region II - Cagayan Valley	3,421,000	5,204,000	8,625,000

Regional Office - II	3,421,000	5,204,000	8,625,000
Region III - Central Luzon	4,558,000	3,324,000	7,882,000

Regional Office - III	4,558,000	3,324,000	7,882,000
Region IVA - CALABARZON	4,365,000	6,887,000	11,252,000

Regional Office - IVA	4,365,000	6,887,000	11,252,000
Region IVB - MIMAROPA	3,903,000	2,744,000	6,647,000

Regional Office - IVB	3,903,000	2,744,000	6,647,000
Region V - Bicol	2,948,000	4,562,000	7,510,000

Regional Office - V	2,948,000	4,562,000	7,510,000
Region VI - Western Visayas	3,626,000	6,733,000	10,359,000

Regional Office - VI	3,626,000	6,733,000	10,359,000
Region VII - Central Visayas	5,208,000	8,571,000	13,779,000

Regional Office - VII	5,208,000	8,571,000	13,779,000
Region VIII - Eastern Visayas	4,365,000	5,360,000	9,725,000

Regional Office - VIII	4,365,000	5,360,000	9,725,000
Region IX - Zamboanga Peninsula	2,665,000	5,947,000	8,612,000

Regional Office - IX	2,665,000	5,947,000	8,612,000
Region X - Northern Mindanao	5,154,000	7,579,000	12,733,000

Regional Office - X	5,154,000	7,579,000	12,733,000
Region XI - Davao	3,386,000	5,057,000	8,443,000

Regional Office - XI	3,386,000	5,057,000	8,443,000
Region XII - SOCCSKSARGEN	3,918,000	4,457,000	8,375,000

Regional Office - XII	3,918,000	4,457,000	8,375,000
Region XIII - Caraga	2,913,000	3,030,000	5,943,000

Regional Office - XIII	2,913,000	3,030,000	5,943,000
Preparation of test questions, conduct and rating of licensure examinations	352,532,000	290,985,000	643,517,000

1188	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

National Capital Region (NCR)	301,943,000	177,828,000	479,771,000

Central Office	300,493,000	102,733,000	403,226,000
Regional Office - NCR	1,450,000	75,095,000	76,545,000
Region I - Ilocos	3,709,000	5,647,000	9,356,000

Regional Office - I	3,709,000	5,647,000	9,356,000
Cordillera Administrative Region (CAR)	3,567,000	8,532,000	12,099,000

Regional Office - (CAR)	3,567,000	8,532,000	12,099,000
Region II - Cagayan Valley	4,941,000	7,652,000	12,593,000

Regional Office - II	4,941,000	7,652,000	12,593,000
Region III - Central Luzon	2,890,000	6,168,000	9,058,000

Regional Office - III	2,890,000	6,168,000	9,058,000
Region IVA - CALABARZON	3,243,000	7,200,000	10,443,000

Regional Office - IVA	3,243,000	7,200,000	10,443,000
Region IVB - MIMAROPA	2,901,000	3,052,000	5,953,000

Regional Office - IVB	2,901,000	3,052,000	5,953,000
Region V - Bicol	3,396,000	7,754,000	11,150,000

Regional Office - V	3,396,000	7,754,000	11,150,000
Region VI - Western Visayas	3,211,000	9,533,000	12,744,000

Regional Office - VI	3,211,000	9,533,000	12,744,000
Region VII - Central Visayas	3,406,000	9,528,000	12,934,000

Regional Office - VII	3,406,000	9,528,000	12,934,000
Region VIII - Eastern Visayas	2,442,000	9,236,000	11,678,000

Regional Office - VIII	2,442,000	9,236,000	11,678,000
Region IX - Zamboanga Peninsula	3,243,000	9,609,000	12,852,000

Regional Office - IX	3,243,000	9,609,000	12,852,000
Region X - Northern Mindanao	3,731,000	9,400,000	13,131,000

Regional Office - X	3,731,000	9,400,000	13,131,000
Region XI - Davao	3,291,000	9,064,000	12,355,000

Regional Office - XI	3,291,000	9,064,000	12,355,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1189
DEPARTMENT OF LABOR AND DEVELOPMENT

Region XII - SOCCSKSARGEN	3,701,000	6,403,000	10,104,000

Regional Office - XII	3,701,000	6,403,000	10,104,000
Region XIII - Caraga	2,917,000	4,379,000	7,296,000

Regional Office - XIII	2,917,000	4,379,000	7,296,000
Tabulation, computation, rating, release of examination results, collation and analysis of data on licensure exam	18,853,000	5,889,000	24,742,000

National Capital Region (NCR)	17,169,000	5,889,000	23,058,000

Central Office	16,368,000	5,889,000	22,257,000
Regional Office - NCR	801,000		801,000
Cordillera Administrative Region (CAR)	431,000		431,000

Regional Office - CAR	431,000		431,000
Region II - Cagayan Valley	1,253,000		1,253,000

Regional Office - II	1,253,000		1,253,000
PROFESSIONAL REGULATION PROGRAM	181,746,000	121,768,000	303,514,000

Administrative investigations, hearings and decisions on complaints against professionals and illegal practitioners	55,430,000	6,160,000	61,590,000

National Capital Region (NCR)	18,459,000	4,060,000	22,519,000

Central Office	16,172,000	3,060,000	19,232,000
Regional Office - NCR	2,287,000	1,000,000	3,287,000
Region I - Ilocos	1,186,000	150,000	1,336,000

Regional Office - I	1,186,000	150,000	1,336,000
Cordillera Administrative Region (CAR)	3,363,000	150,000	3,513,000

Regional Office - (CAR)	3,363,000	150,000	3,513,000
Region II - Cagayan Valley	2,173,000	150,000	2,323,000

Regional Office - II	2,173,000	150,000	2,323,000
Region III - Central Luzon	1,186,000	150,000	1,336,000

Regional Office - III	1,186,000	150,000	1,336,000
Region IVA - CALABARZON	2,456,000	150,000	2,606,000

Regional Office - IVA	2,456,000	150,000	2,606,000

1190	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region IVB - MIMAROPA	1,186,000	150,000	1,336,000

Regional Office - IVB	1,186,000	150,000	1,336,000
Region V - Bicol	2,277,000	150,000	2,427,000

Regional Office - V	2,277,000	150,000	2,427,000
Region VI - Western Visayas	3,724,000	150,000	3,874,000

Regional Office - VI	3,724,000	150,000	3,874,000
Region VII - Central Visayas	6,430,000	150,000	6,580,000

Regional Office - VII	6,430,000	150,000	6,580,000
Region VIII - Eastern Visayas	2,143,000	150,000	2,293,000

Regional Office - VIII	2,143,000	150,000	2,293,000
Region IX - Zamboanga Peninsula	1,186,000	100,000	1,286,000

Regional Office - IX	1,186,000	100,000	1,286,000
Region X - Northern Mindanao	4,720,000	150,000	4,870,000

Regional Office - X	4,720,000	150,000	4,870,000
Region XI - Davao	4,632,000	100,000	4,732,000

Regional Office - XI	4,632,000	100,000	4,732,000
Region XII - SOCCSKSARGEN		100,000	100,000

Regional Office - XII		100,000	100,000
Region XIII - Caraga	309,000	150,000	459,000

Regional Office - XIII	309,000	150,000	459,000
Inspection of institutions and industrial establishments, and accreditation of professional organizations, firms and partnerships for the practice of professions, specialty societies and organizations	64,543,000	15,114,000	79,657,000

National Capital Region (NCR)	20,525,000	12,097,000	32,622,000

Central Office	18,342,000	11,597,000	29,939,000
Regional Office - NCR	2,183,000	500,000	2,683,000
Region I - Ilocos	5,193,000	150,000	5,343,000

Regional Office - I	5,193,000	150,000	5,343,000
Cordillera Administrative Region (CAR)	3,474,000	100,000	3,574,000

Regional Office - CAR	3,474,000	100,000	3,574,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1191
DEPARTMENT OF LABOR AND DEVELOPMENT

Region II - Cagayan Valley	1,472,000	150,000	1,622,000

Regional Office - II	1,472,000	150,000	1,622,000
Region III - Central Luzon	3,204,000	250,000	3,454,000

Regional Office - III	3,204,000	250,000	3,454,000
Region IVA - CALABARZON	3,742,000	250,000	3,992,000

Regional Office - IVA	3,742,000	250,000	3,992,000
Region IVB - MIMAROPA	4,662,000	150,000	4,812,000

Regional Office - IVB	4,662,000	150,000	4,812,000
Region V - Bicol	1,450,000	200,000	1,650,000

Regional Office - V	1,450,000	200,000	1,650,000
Region VI - Western Visayas		300,000	300,000

Regional Office - VI		300,000	300,000
Region VII - Central Visayas		300,000	300,000

Regional Office - VII		300,000	300,000
Region VIII - Eastern Visayas	4,402,000	150,000	4,552,000

Regional Office - VIII	4,402,000	150,000	4,552,000
Region IX - Zamboanga Peninsula	5,188,000	150,000	5,338,000

Regional Office - IX	5,188,000	150,000	5,338,000
Region X - Northern Mindanao	1,450,000	200,000	1,650,000

Regional Office - X	1,450,000	200,000	1,650,000
Region XI - Davao	489,000	200,000	689,000

Regional Office - XI	489,000	200,000	689,000
Region XII - SOCCSKSARGEN	4,716,000	367,000	5,083,000

Regional Office - XII	4,716,000	367,000	5,083,000
Region XIII - Caraga	4,576,000	100,000	4,676,000

Regional Office - XIII	4,576,000	100,000	4,676,000
Issuance to initial registrants of professional identification cards and registration certificates	37,025,000	61,246,000	98,271,000

National Capital Region (NCR)	13,572,000	60,929,000	74,501,000

1192	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Central Office	7,987,000	60,919,000	68,906,000
Regional Office - NCR	5,585,000	10,000	5,595,000
Region I - Ilocos	1,091,000	10,000	1,101,000

Regional Office - I	1,091,000	10,000	1,101,000
Cordillera Administrative Region (CAR)	4,039,000	10,000	4,049,000

Regional Office - CAR	4,039,000	10,000	4,049,000
Region II - Cagayan Valley	3,333,000	10,000	3,343,000

Regional Office - II	3,333,000	10,000	3,343,000
Region III - Central Luzon	1,611,000	10,000	1,621,000

Regional Office - III	1,611,000	10,000	1,621,000
Region IVA - CALABARZON	1,218,000	10,000	1,228,000

Regional Office - IVA	1,218,000	10,000	1,228,000
Region IVB - MIMAROPA	1,209,000	10,000	1,219,000

Regional Office - IVB	1,209,000	10,000	1,219,000
Region V - Bicol	1,270,000	10,000	1,280,000

Regional Office - V	1,270,000	10,000	1,280,000
Region VI - Western Visayas	1,561,000	10,000	1,571,000

Regional Office - VI	1,561,000	10,000	1,571,000
Region VII - Central Visayas	1,577,000	10,000	1,587,000

Regional Office - VII	1,577,000	10,000	1,587,000
Region VIII - Eastern Visayas	787,000	10,000	797,000

Regional Office - VIII	787,000	10,000	797,000
Region IX - Zamboanga Peninsula	787,000	10,000	797,000

Regional Office - IX	787,000	10,000	797,000
Region X - Northern Mindanao	1,266,000	10,000	1,276,000

Regional Office - X	1,266,000	10,000	1,276,000
Region XI - Davao	1,283,000	10,000	1,293,000

Regional Office - XI	1,283,000	10,000	1,293,000
Region XII - SOCCSKSARGEN	1,203,000	177,000	1,380,000

Regional Office - XII	1,203,000	177,000	1,380,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1193
DEPARTMENT OF LABOR AND DEVELOPMENT

Region XIII - Caraga	1,218,000	10,000	1,228,000

Regional Office - XIII	1,218,000	10,000	1,228,000
Renewal of professional identification cards	24,252,000	22,996,000	47,248,000

National Capital Region (NCR)		4,144,000	4,144,000

Regional Office - NCR		4,144,000	4,144,000
Region I - Ilocos	1,498,000	1,081,000	2,579,000

Regional Office - I	1,498,000	1,081,000	2,579,000
Cordillera Administrative Region (CAR)	615,000	1,050,000	1,665,000

Regional Office - CAR	615,000	1,050,000	1,665,000
Region II - Cagayan Valley	1,688,000	1,046,000	2,734,000

Regional Office - II	1,688,000	1,046,000	2,734,000
Region III - Central Luzon	2,129,000	1,738,000	3,867,000

Regional Office - III	2,129,000	1,738,000	3,867,000
Region IVA - CALABARZON	615,000	2,468,000	3,083,000

Regional Office - IVA	615,000	2,468,000	3,083,000
Region IVB - MIMAROPA	1,673,000	381,000	2,054,000

Regional Office - IVB	1,673,000	381,000	2,054,000
Region V - Bicol	1,509,000	1,178,000	2,687,000

Regional Office - V	1,509,000	1,178,000	2,687,000
Region VI - Western Visayas	2,110,000	1,440,000	3,550,000

Regional Office - VI	2,110,000	1,440,000	3,550,000
Region VII - Central Visayas	2,129,000	1,875,000	4,004,000

Regional Office - VII	2,129,000	1,875,000	4,004,000
Region VIII - Eastern Visayas	1,695,000	976,000	2,671,000

Regional Office - VIII	1,695,000	976,000	2,671,000
Region IX - Zamboanga Peninsula	2,004,000	1,338,000	3,342,000

Regional Office - IX	2,004,000	1,338,000	3,342,000
Region X - Northern Mindanao	1,688,000	1,210,000	2,898,000

Regional Office - X	1,688,000	1,210,000	2,898,000

1194	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Region XI - Davao	1,509,000	1,234,000		2,743,000

Regional Office - XI	1,509,000	1,234,000		2,743,000
Region XII - SOCCSKSARGEN	1,695,000	1,167,000		2,862,000

Regional Office - XII	1,695,000	1,167,000		2,862,000
Region XIII - Caraga	1,695,000	670,000		2,365,000

Regional Office - XIII	1,695,000	670,000		2,365,000
Negotiation and implementation of the professional regulation aspect of all international trade agreements where the Philippines is a signatory	496,000	16,252,000		16,748,000

National Capital Region (NCR)	496,000	16,252,000		16,748,000

Central Office	496,000	16,252,000		16,748,000
PROFESSIONAL DATABASE MANAGEMENT PROGRAM	27,694,000	51,267,000	48,477,000	127,438,000

Computerization of licensure examination processes and regulation services	27,694,000	51,267,000	48,477,000	127,438,000

National Capital Region (NCR)	16,720,000	49,587,000	48,477,000	114,784,000

Central Office	16,720,000	49,487,000	48,477,000	114,684,000
Regional Office - NCR		100,000		100,000
Region I - Ilocos	776,000	100,000		876,000

Regional Office - I	776,000	100,000		876,000
Cordillera Administrative Region (CAR)		100,000		100,000

Regional Office - CAR		100,000		100,000
Region II - Cagayan Valley	787,000	100,000		887,000

Regional Office - II	787,000	100,000		887,000
Region III - Central Luzon	787,000	100,000		887,000

Regional Office - III	787,000	100,000		887,000
Region IVA - CALABARZON	787,000	100,000		887,000

Regional Office - IVA	787,000	100,000		887,000
Region IVB - MIMAROPA	776,000	100,000		876,000

Regional Office - IVB	776,000	100,000		876,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1195
DEPARTMENT OF LABOR AND DEVELOPMENT

Region V - Bicol		787,000		100,000				887,000

Regional Office - V		787,000		100,000				887,000
Region VI - Western Visayas		787,000		100,000				887,000

Regional Office - VI		787,000		100,000				887,000
Region VII - Central Visayas		787,000		100,000				887,000

Regional Office - VII		787,000		100,000				887,000
Region VIII - Eastern Visayas		776,000		100,000				876,000

Regional Office - VIII		776,000		100,000				876,000
Region IX - Zamboanga Peninsula		787,000		100,000				887,000

Regional Office - IX		787,000		100,000				887,000
Region X - Northern Mindanao		787,000		100,000				887,000

Regional Office - X		787,000		100,000				887,000
Region XI - Davao		787,000		100,000				887,000

Regional Office - XI		787,000		100,000				887,000
Region XII - SOCCSKSARGEN		787,000		280,000				1,067,000

Regional Office - XII		787,000		280,000				1,067,000
Region XIII - Caraga		776,000		100,000				876,000

Regional Office - XIII		776,000		100,000				876,000

Sub-total, Operations		648,488,000		572,625,000		48,477,000		1,269,590,000

TOTAL NEW APPROPRIATIONS	₱	922,770,000	₱	774,802,000	₱	75,627,000	₱	1,773,199,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	479,968

Total Permanent Positions	479,968

1196	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Other Compensation Common to All
Personnel Economic Relief Allowance	21,456
Representation Allowance	5,922
Transportation Allowance	5,922
Clothing and Uniform Allowance	5,364
Honoraria	297,546
Mid-Year Bonus - Civilian	40,000
Year End Bonus	40,000
Cash Gift	4,470
Productivity Enhancement Incentive	4,470
Step Increment	1,202

Total Other Compensation Common to All	426,352

Other Benefits
PAG-IBIG Contributions	1,063
PhilHealth Contributions	10,371
Employees Compensation Insurance Premiums	1,063
Loyalty Award - Civilian	475
Terminal Leave	3,478

Total Other Benefits	16,450

Total Personnel Services	922,770

Maintenance and Other Operating Expenses
Travelling Expenses	43,767
Training and Scholarship Expenses	10,549
Supplies and Materials Expenses	194,325
Utility Expenses	30,458
Communication Expenses	38,581
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	3,568
Professional Services	10,466
General Services	305,640
Repairs and Maintenance	8,912
Taxes, Insurance Premiums and Other Fees	5,898
Other Maintenance and Operating Expenses
Advertising Expenses	2,026
Printing and Publication Expenses	285
Representation Expenses	8,229
Transportation and Delivery Expenses	399
Rent/Lease Expenses	94,715
Subscription Expenses	14,096
Bank Transaction Fee	2
Other Maintenance and Operating Expenses	2,886

Total Maintenance and Other Operating Expenses	774,802

Total Current Operating Expenditures	1,697,572

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	23,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1197
DEPARTMENT OF LABOR AND DEVELOPMENT

Machinery and Equipment Outlay	42,227
Transportation Equipment Outlay	4,150
Intangible Assets Outlay	6,250

Total Capital Outlays	75,627

TOTAL NEW APPROPRIATIONS	1,773,199

G. TECHNICAL EDUCATION AND SKILLS DEVELOPMENT AUTHORITY

For general administration and support, support to operations, and operations, as indicated hereunder	₱	21,240,436,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support	₱	413,265,000	₱	127,928,000	₱		₱	541,193,000
Support to Operations		1,099,000		112,488,000		2,600,000		116,187,000
Operations		2,493,288,000		18,084,700,000		5,068,000		20,583,056,000

TECHNICAL EDUCATION AND SKILLS DEVELOPMENT POLICY PROGRAM		18,502,000		22,361,000				40,863,000
TECHNICAL EDUCATION AND SKILLS DEVELOPMENT REGULATORY PROGRAM		44,513,000		521,800,000				566,313,000
TECHNICAL EDUCATION AND SKILLS DEVELOPMENT PROGRAM		2,430,273,000		17,540,539,000		5,068,000		19,975,880,000

TOTAL NEW APPROPRIATIONS	₱	2,907,652,000	₱	18,325,116,000	₱	7,668,000	₱	21,240,436,000

Special Provision(s)

1. Revolving Fund for Manufacturing and Production Programs. The revolving fund constituted from manufacturing and production programs, including auxiliary services of technical vocational schools shall be used for: (i) expenses directly incurred in the said manufacturing and production activities; (ii) student loans essential to support school-student projects or enterprises; (iii) other instructional programs of the school; and (iv) scholarship to students directly involved in the manufacturing and production programs of the school in accordance with L.O.I. No. 1026 dated May 23, 1980.

Disbursements or expenditures by the schools in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

2. Revolving Fund for Training-cum-Production Activities. The revolving fund constituted from various training-cum-production activities such as, but not limited to, trade testing, use of training equipment and facilities, consultancy and technical services, and repair and maintenance services shall be used to defray all the operational expenses incurred in activities under the Sariling Sikap Program, including payment of honoraria of personnel in accordance with E.O. No. 939, s. 1984.

Disbursements or expenditures by the TESDA in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

1198	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

3. Training for Work Scholarship Program. The amount of Ten Billion Three Hundred Sixty Six Million One Hundred Seventy Eight Thousand Pesos (₱10,366,178,000) appropriated herein for the Training for Work Scholarship Program under the Promotion, Development, Implementation, Monitoring, and Evaluation of Technical Education and Skills Development Scholarship and Student Assistance Programs shall be used to support rapid, inclusive and sustained economic growth through the course offerings to key employment generators in the areas of agri-fishery, agri-business, agro-industrial, tourism, information technology-business process management, semiconductor and electronics, automotives, other priority manufacturing industries, logistics, general infrastructure, and new and emerging sectors and in-demand jobs based on the latest market information report of the Department of Labor and Employment (DOLE). In addition, a majority of the training programs offered to trainees shall be those that are eligible for competency assessment and certification and the beneficiaries thereof shall undergo mandatory assessment and certification. In no case shall more than two percent (2%) of the said amount be used for administrative expenses.

In the selection of students, the TESDA shall prioritize those without prior formal or vocational training as well as those coming from regions or provinces where the absolute number of poor residents and the incidence of poverty are high, as identified in the latest official poverty statistics of the PSA. The TESDA shall update its existing database to effectively monitor the employment of graduates under this Program.

4. Special Training for Employment Program (STEP). The amount of One Billion Five Hundred Fifty Two Million Six Hundred Ninety Two Thousand Pesos (₱1,552,692,000) appropriated herein for the Special Training for Employment Program under the Promotion, Development and Implementation of Quality Technical Education and Skills Development Programs shall be used for the conduct of community-based specialty training. Provided, That at least One Hundred Million Pesos (₱100,000,000) shall be used for the implementation of community-based livelihood programs in 4th, 5th, 6th class municipalities consistent with R.A. No. 9509 (Barangay Livelihood and Skills Training Act of 2008). In no case shall more than two percent (2%) of the said amount be used for administrative expenses.

In the identification of beneficiaries, the TESDA shall give priority to the following, in the order of preference: (i) indigent families under the National Household Targeting System for Poverty Reduction (NHTS-PR); (ii) Informal Sector Families; and (iii) those under the next lower poverty level, as determined by the DSWD.

Release of subsequent cash allocations shall be made only when the amount previously released has been fully liquidated in accordance with accounting and auditing rules and regulations.

5. Universal Access to Quality Tertiary Education. The amount of Three Billion Four Hundred Ten Million Pesos (₱3,410,000,000) appropriated herein for the Universal Access to Quality Tertiary Education under the Promotion, Development and Implementation of Quality Technical Education and Skills Development Programs shall be used to cover the cost of tertiary education for all Filipino students enrolled in Technical Vocational Institutions registered under the TESDA pursuant to R.A. No. 10931 and its IRR. The amount appropriated shall cover tuition and other school fees for 2024. In no case shall more than two percent (2%) of the said amount be used for administrative expenses.

Release of funds shall be subject to the submission of Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O No. 292.

6. Tulong Trabaho Fund. The amount of One Billion Thirty Five Million Two Hundred Seventy Thousand Pesos (₱1,035,270,000) appropriated herein for the Tulong Trabaho Fund under the Promotion, Development and Implementation of Quality Technical Education and Skills Development Programs shall be used to develop modalities and programs to strengthen and upgrade the qualification and competencies of the Filipino workforce to meet the challenges of the rapidly evolving workplaces and work structures; provide for more innovative approaches to Technical-Vocational Education and Training (TVET) linked to the requirement of industry to primarily address unemployment and job-skills mismatch; facilitate access to quality TVET; and encourage the participation of industry and communities in competencies formation and upgrading towards a more competitive Filipino workforce, through funding of program offerings in higher level qualifications, in new and emerging skills in areas with critical skills shortages in identified priority sectors. Of the amount appropriated herein, Two Million Pesos (₱2,000,000) shall be used for the development of models and guidelines for the recognition of globally-recognized courses offering Micro-Credentials and Massive Online Open Courses (MOOCS) as Selected Training Programs (STPS) under the Tulong Trabaho Act. In no case shall more than two percent (2%) of the said amount be used for administrative expenses. In the selection of trainees, TESDA shall prioritize those who are not employed, Not in Education and Not in Training.

7. TESDA-DOLE Convergence Program. The TESDA shall form a convergence with DOLE to conduct a training program that will develop skills and competencies of the Tulong Panghanapbuhay sa Ating Disadvantaged or Displaced Workers (TUPAD) beneficiaries to ensure their employment and steady source of income. In the implementation of the convergence program, priority shall be given to the 4th, 5th, and 6th class municipalities: Provided, That the TESDA training shall not be a condition precedent for the availment of benefits under the TUPAD and DOLE Integrated Livelihood Program (DILP).

The existing two percent (2%) administrative cost imposed on training programs shall also be used to support the convergence program with DOLE. The implementing rules and regulations shall be jointly issued by DOLE and TESDA.

8. Senior High School Assessment and Certification Support Program. The amount of Four Hundred Thirty Eight Million One Hundred Sixty Two Thousand Pesos (₱438,162,000) appropriated herein under the Technical Education and Skills Development Regulatory Program shall be used to assess the technical and vocational skills of Senior High School learners under the Technical-Vocational-Livelihood Track for the issuance of National Certification.

The TESDA and the Department of Education (DepEd) shall jointly develop guidelines for the operationalization and implementation of the program.

9. Support to Expand the Number of Accredited Assessors. The amount of Fifty Million Twelve Thousand Pesos (₱50,012,000) appropriated herein under the Technical Education and Skills Development Regulatory Program shall be used to support the accreditation of additional assessors that shall be needed for the implementation of the SHS assessment and certification support programs.

In the selection of potential assesors, the TESDA, in coordination with the DepEd, shall identify and prioritize eligible DepEd personnel in Senior High Schools implementing the Technical-Vocational-Livelihood Track.

10. Prioritizing the Upskilling of Child Development Workers (CDWs). The TESDA shall prioritize the development of a Training Regulation (TR) for a qualification in Early Childhood Care and Development for the existing and incoming CDWs, in coordination with the Early Childhood Care and Development Council.

11. TESDA’S Rice Extension Services. The share of TESDA from the Rice Fund for the Rice Extension Services under R.A. No. 11203 shall be used for teaching skills on rice crop production, modern farming techniques, seed production, farm mechanization, adoption of system of rice intensification and other climate-friendly mechanism, including knowledge/technology transfer through farm schools nationwide.

DECEMBER 25, 2023	OFFICIAL GAZETTE	1199
DEPARTMENT OF LABOR AND DEVELOPMENT

In the implementation of the Rice Extension Services, the TESDA shall closely coordinate with the Agricultural Officers of the LGUs concerned to ensure wide dissemination of rice training programs being provided by TESDA.

The TESDA shall submit to the Senate Committee on Finance and House Committee on Appropriations the list of farm schools and their farmer scholars, including the amount allocated to each farm school.

12. Traditional Skills and Green Skills Training. The TESDA, in coordination with the National Commission for Culture and the Arts (NCCA), the Philippine Textile Research Institute (PTRI) and the Philippine Fiber Industry Development Authority (PhilFIDA), shall include in their non-formal technical vocational education and training the traditional skills such as, but not limited to, wood carving, pottery making, weaving, arts, and crafts, taking into consideration the availability of materials in the locality.

The TESDA, in coordination with the DOLE, shall likewise conduct a skills and training needs assessment for green jobs and accelerate its development and provision of green skills training programs pursuant to R.A No. 10771.

13. Application of Benefits to Teachers in Technical Education and Skills Development Authority-Supervised Institutions. Teachers of equivalent positions in TESDA-Supervised Institutions shall likewise be entitled to the benefits granted to teachers under the DepEd.

14. Reporting and Posting Requirements. The TESDA shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) TESDA’s website.

The TESDA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

15. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	196,537,000	₱	127,928,000	₱		₱	324,465,000

National Capital Region (NCR)		196,537,000		127,928,000				324,465,000

Central Office		196,537,000		127,928,000				324,465,000
Administration of Personnel Benefits		216,728,000						216,728,000

National Capital Region (NCR)		216,728,000						216,728,000

Central Office		216,728,000						216,728,000

Sub-total, General Administration and Support		413,265,000		127,928,000				541,193,000

Support to Operations
Provision of Management and Information Technology Services		1,099,000		112,488,000		2,600,000		116,187,000

National Capital Region (NCR)		1,099,000		112,488,000		2,600,000		116,187,000

Central Office		1,099,000		112,488,000		2,600,000		116,187,000

Sub-total, Support to Operations		1,099,000		112,488,000		2,600,000		116,187,000

1200	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Operations
TECHNICAL EDUCATION AND SKILLS DEVELOPMENT POLICY PROGRAM	18,502,000	22,361,000		40,863,000

Formulation of Technical Education and Skills Development Policies, Plans and Programs	18,502,000	22,361,000		40,863,000

National Capital Region (NCR)	18,502,000	22,361,000		40,863,000

Central Office	18,502,000	22,361,000		40,863,000
TECHNICAL EDUCATION AND SKILLS DEVELOPMENT REGULATORY PROGRAM	44,513,000	521,800,000		566,313,000

Development, Implementation, Monitoring and Evaluation of Quality Assurance for Technical Education and Skills Development Provision	4,581,000	9,487,000		14,068,000

National Capital Region (NCR)	4,581,000	9,487,000		14,068,000

Central Office	4,581,000	9,487,000		14,068,000
Development, Implementation, Monitoring, and Evaluation of Assessment and Certification Systems	21,816,000	495,740,000		517,556,000

National Capital Region (NCR)	21,816,000	495,740,000		517,556,000

Central Office	21,816,000	495,740,000		517,556,000
Competency Standards Development	18,116,000	16,573,000		34,689,000

National Capital Region (NCR)	18,116,000	16,573,000		34,689,000

Central Office	18,116,000	16,573,000		34,689,000
TECHNICAL EDUCATION AND SKILLS DEVELOPMENT PROGRAM	2,430,273,000	17,540,539,000	5,068,000	19,975,880,000

Promotion, Development and Implementation of Quality Technical Education and Skills Development Programs	1,572,660,000	7,174,361,000	5,068,000	8,752,089,000

National Capital Region (NCR)	103,787,000	5,813,630,000	5,068,000	5,922,485,000

Central Office	73,143,000	5,732,188,000	5,068,000	5,810,399,000
National Capital Region	30,644,000	81,442,000		112,086,000
Region I - Ilocos	112,486,000	108,573,000		221,059,000

Regional Office - I	33,631,000	101,086,000		134,717,000
Bangui Institute of Technology (formerly Bangui School of Fisheries)	10,739,000	1,162,000		11,901,000
Luciano Milan Memorial School of Arts and Trades	15,449,000	1,720,000		17,169,000
Marcos Agro-Industrial School	15,211,000	2,015,000		17,226,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1201
DEPARTMENT OF LABOR AND DEVELOPMENT

Pangasinan School of Arts and Trades	28,310,000	1,155,000	29,465,000
Pangasinan Technological Institute	9,146,000	1,435,000	10,581,000
Cordillera Administrative Region (CAR)	48,823,000	66,020,000	114,843,000

Regional Office - CAR	39,412,000	63,699,000	103,111,000
Cordillera State Institute of Technical Education	9,411,000	2,321,000	11,732,000
Region II - Cagayan Valley	116,274,000	91,284,000	207,558,000

Regional Office II	10,388,000	79,919,000	90,307,000
Aparri School of Arts and Trades	27,396,000	3,333,000	30,729,000
Isabela School of Arts and Trades	30,896,000	1,339,000	32,235,000
Kasibu National Agricultural School	5,648,000	1,327,000	6,975,000
Lasam National Agricultural School	13,737,000	1,252,000	14,989,000
Southern Isabela College of Arts and Trades	28,209,000	4,114,000	32,323,000
Region III - Central Luzon	71,866,000	93,164,000	165,030,000

Regional Office III	56,326,000	89,639,000	145,965,000
Concepcion Vocational School	6,723,000	1,990,000	8,713,000
Gonzalo Puyat School of Arts and Trades	8,817,000	1,535,000	10,352,000
Region IVA - CALABARZON	99,135,000	84,971,000	184,106,000

Regional Office - IVA	42,675,000	76,386,000	119,061,000
Bondoc Peninsula Technological Institute	6,435,000	1,144,000	7,579,000
Jacobo Z. Gonzales Memorial School of Arts and Trades	29,209,000	2,632,000	31,841,000
Quezon National Agricultural School	20,816,000	4,809,000	25,625,000
Region IVB - MIMAROPA	83,316,000	68,636,000	151,952,000

Regional Office - IVB		49,218,000	49,218,000
Buyabod School of Arts and Trades	10,664,000	3,801,000	14,465,000
Puerto Princesa School of Arts and Trades	21,569,000	3,626,000	25,195,000
Rizal, Occidental Mindoro TESDA
Training and Accreditation Center	5,340,000	5,224,000	10,564,000
Romblon National Institute of Technology	10,934,000	3,458,000	14,392,000
Simeon Suan Vocational and Technical College	23,317,000	1,586,000	24,903,000

1202	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Torrijos Poblacion School of Arts and Trades	11,492,000	1,723,000	13,215,000
Region V - Bicol	154,701,000	89,649,000	244,350,000

Regional Office V	37,449,000	66,171,000	103,620,000
Bulusan National Vocational and Technical School	9,998,000	2,582,000	12,580,000
Cabugao School of Handicrafts & Cottage Industries	12,327,000	2,046,000	14,373,000
Camarines Sur Institute of Fisheries and Marine Sciences	34,125,000	10,098,000	44,223,000
Masbate School of Fisheries	14,400,000	1,481,000	15,881,000
Ragay Polytechnic Skills Institute	13,017,000	1,340,000	14,357,000
San Francisco Institute of Science and Technology	24,230,000	3,190,000	27,420,000
Sorsogon National Agricultural School	9,155,000	2,741,000	11,896,000
Region VI - Western Visayas	165,351,000	104,265,000	269,616,000

Regional Office VI	51,467,000	94,551,000	146,018,000
Dumalag Vocational Technical School	31,787,000	3,064,000	34,851,000
Leon Ganzon Polytechnic College	32,528,000	1,744,000	34,272,000
New Lucena Polytechnic College	24,665,000	2,248,000	26,913,000
Passi Trade School	24,904,000	2,658,000	27,562,000
Region VII - Central Visayas	46,249,000	82,960,000	129,209,000

Regional Office VII	39,288,000	80,081,000	119,369,000
Lazi Technical Institute	6,961,000	2,879,000	9,840,000
Region VIII - Eastern Visayas	138,098,000	74,758,000	212,856,000

Regional Office VIII	37,913,000	63,718,000	101,631,000
Arteche National Agricultural School	17,309,000	1,572,000	18,881,000
Balangiga National Agricultural School	9,539,000	1,198,000	10,737,000
Balicuatro College of Arts and Trades	26,618,000	2,621,000	29,239,000
Cabucgayan National School of Arts & Trades	10,489,000	1,814,000	12,303,000
Calubian National Vocational School	13,109,000	1,315,000	14,424,000
Las Navas Agro-Industrial School	9,408,000	1,223,000	10,631,000
Samar National School of Arts and Trades	13,713,000	1,297,000	15,010,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1203
DEPARTMENT OF LABOR AND DEVELOPMENT

Region IX - Zamboanga Peninsula	75,071,000	84,142,000	159,213,000

Regional Office IX	26,654,000	71,492,000	98,146,000
Dipolog School of Fisheries	18,084,000	4,262,000	22,346,000
Zamboanga Sibugay Polytechnic Institute	30,333,000	8,388,000	38,721,000
Region X - Northern Mindanao	112,209,000	138,397,000	250,606,000

Regional Office X	42,945,000	125,622,000	168,567,000
Cagayan de Oro (BUGO) School of Arts and Trades	21,433,000	2,213,000	23,646,000
Camiguin School of Arts and Trades	7,117,000	1,916,000	9,033,000
Kinoguitan National Agricultural School	9,670,000	1,507,000	11,177,000
Lanao del Norte National Agro-Industrial School	9,360,000	1,233,000	10,593,000
Oroquieta Agro-Industrial School	12,310,000	3,530,000	15,840,000
Salvador Trade School	9,374,000	2,376,000	11,750,000
Region XI - Davao	114,670,000	166,183,000	280,853,000

Regional Office XI	64,254,000	155,274,000	219,528,000
Carmelo de los Cientos, Sr. National Trade School	11,545,000	2,696,000	14,241,000
Davao National Agricultural School	14,229,000	1,963,000	16,192,000
Lupon School of Fisheries	16,021,000	4,807,000	20,828,000
Wangan National Agricultural School	8,621,000	1,443,000	10,064,000
Region XII - SOCCSKSARGEN	55,116,000	54,159,000	109,275,000

Regional Office XII	31,855,000	51,211,000	83,066,000
General Santos National School of Arts and Trades	23,261,000	2,948,000	26,209,000
Region XIII - Caraga	75,508,000	53,570,000	129,078,000

Regional Office XIII	29,147,000	41,062,000	70,209,000
Agusan del Sur School of Arts and Trades	19,565,000	5,778,000	25,343,000
Northern Mindanao School of Fisheries	13,644,000	3,317,000	16,961,000
Surigao del Norte College of Agriculture and Technology	13,152,000	3,413,000	16,565,000
Promotion, Development, Implementation, Monitoring, and Evaluation of Technical Education and Skills Development Scholarship and Student Assistance Programs	857,613,000	10,366,178,000	11,223,791,000

1204	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

National Capital Region (NCR)	87,611,000	9,088,672,000	9,176,283,000

Central Office	1,386,000	8,824,821,000	8,826,207,000
National Capital Region	86,225,000	263,851,000	350,076,000
Region I - Ilocos	44,426,000	71,892,000	116,318,000

Regional Office - I	44,426,000	71,892,000	116,318,000
Cordillera Administrative Region (CAR)	55,370,000	25,264,000	80,634,000

Regional Office - CAR	55,370,000	25,264,000	80,634,000
Region II - Cagayan Valley	66,294,000	39,421,000	105,715,000

Regional Office II	66,294,000	39,421,000	105,715,000
Region III - Central Luzon	61,516,000	132,820,000	194,336,000

Regional Office III	61,516,000	132,820,000	194,336,000
Region IVA - CALABARZON	52,093,000	250,235,000	302,328,000

Regional Office - IVA	52,093,000	250,235,000	302,328,000
Region IVB - MIMAROPA	71,300,000	45,224,000	116,524,000

Regional Office - IVB	71,300,000	45,224,000	116,524,000
Region V - Bicol	56,292,000	75,343,000	131,635,000

Regional Office V	56,292,000	75,343,000	131,635,000
Region VI - Western Visayas	54,561,000	109,717,000	164,278,000

Regional Office VI	54,561,000	109,717,000	164,278,000
Region VII - Central Visayas	39,838,000	112,156,000	151,994,000

Regional Office VII	39,838,000	112,156,000	151,994,000
Region VIII - Eastern Visayas	53,108,000	58,006,000	111,114,000

Regional Office VIII	53,108,000	58,006,000	111,114,000
Region IX - Zamboanga Peninsula	34,370,000	64,833,000	99,203,000

Regional Office IX	34,370,000	64,833,000	99,203,000
Region X - Northern Mindanao	52,539,000	96,163,000	148,702,000

Regional Office X	52,539,000	96,163,000	148,702,000
Region XI - Davao	38,938,000	71,130,000	110,068,000

Regional Office XI	38,938,000	71,130,000	110,068,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1205
DEPARTMENT OF LABOR AND DEVELOPMENT

Region XII - SOCCSKSARGEN		43,406,000		85,265,000				128,671,000

Regional Office XII		43,406,000		85,265,000				128,671,000
Region XIII - Caraga		45,951,000		40,037,000				85,988,000

Regional Office XIII		45,951,000		40,037,000				85,988,000

Sub-total, Operations		2,493,288,000		18,084,700,000		5,068,000		20,583,056,000

TOTAL NEW APPROPRIATIONS	₱	2,907,652,000	₱	18,325,116,000	₱	7,668,000	₱	21,240,436,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	2,028,855

Total Permanent Positions	2,028,855

Other Compensation Common to All
Personnel Economic Relief Allowance	99,060
Representation Allowance	16,987
Transportation Allowance	17,107
Clothing and Uniform Allowance	24,768
Mid-Year Bonus - Civilian	169,067
Year End Bonus	169,067
Cash Gift	20,640
Productivity Enhancement Incentive	20,640
Step Increment	5,073

Total Other Compensation Common to All	542,409

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	5,214
Lump-sum for filling of Positions - Civilian	195,184
Anniversary Bonus - Civilian	12,384

Total Other Compensation for Specific Groups	212,782

Other Benefits
PAG-IBIG Contributions	4,955
PhilHealth Contributions	44,134
Employees Compensation Insurance Premiums	4,955

1206	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Loyalty Award - Civilian	2,755
Terminal Leave	21,544

Total Other Benefits	78,343

Non-Permanent Positions	45,263

Total Personnel Services	2,907,652

Maintenance and Other Operating Expenses
Travelling Expenses	87,068
Training and Scholarship Expenses	17,277,010
Supplies and Materials Expenses	200,459
Utility Expenses	103,038
Communication Expenses	41,530
Awards/Rewards and Prizes	3,474
Survey, Research, Exploration and Development Expenses	510
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	4,931
Professional Services	155,932
General Services	129,736
Repairs and Maintenance	56,862
Taxes, Insurance Premiums and Other Fees	32,547
Labor and Wages	30
Other Maintenance and Operating Expenses
Advertising Expenses	41,582
Printing and Publication Expenses	8,006
Representation Expenses	14,319
Transportation and Delivery Expenses	5,460
Rent/Lease Expenses	10,959
Membership Dues and Contributions to Organizations	1,565
Subscription Expenses	4,259
Other Maintenance and Operating Expenses	145,839

Total Maintenance and Other Operating Expenses	18,325,116

Total Current Operating Expenditures	21,232,768

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	7,668

Total Capital Outlays	7,668

TOTAL NEW APPROPRIATIONS	21,240,436

DECEMBER 25, 2023	OFFICIAL GAZETTE	1207
DEPARTMENT OF LABOR AND DEVELOPMENT

GENERAL SUMMARY

DEPARTMENT OF LABOR AND EMPLOYMENT

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	1,918,665,000	₱	33,717,558,000	₱	525,894,000	₱	36,162,117,000
B. INSTITUTE FOR LABOR STUDIES		27,170,000		34,003,000		10,043,000		71,216,000
C. NATIONAL CONCILIATION AND MEDIATION BOARD		173,234,000		109,802,000				283,036,000
D. NATIONAL LABOR RELATIONS COMMISSION		1,164,380,000		267,888,000		44,088,000		1,476,356,000
E. NATIONAL WAGES AND PRODUCTIVITY COMMISSION		166,537,000		94,121,000		1,450,000		262,108,000
F. PROFESSIONAL REGULATION COMMISSION		922,770,000		774,802,000		75,627,000		1,773,199,000
G. TECHNICAL EDUCATION AND SKILLS DEVELOPMENT AUTHORITY		2,907,652,000		18,325,116,000		7,668,000		21,240,436,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF LABOR AND EMPLOYMENT	₱	7,280,408,000	₱	53,323,290,000	₱	664,770,000	₱	61,268,468,000

1208	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

XIX. DEPARTMENT OF MIGRANT WORKERS

A. OFFICE OF THE SECRETARY

For general administration and support, and operations, as indicated hereunder	₱	6,249,116,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	141,345,000	₱	166,130,000	₱	506,673,000	₱	814,148,000
Operations		1,223,756,000		3,741,954,000		469,258,000		5,434,968,000

OVERSEAS EMPLOYMENT AND WELFARE PROGRAM		1,047,248,000		3,622,984,000		410,100,000		5,080,332,000
OVERSEAS EMPLOYMENT REGULATORY PROGRAM		103,894,000		43,607,000				147,501,000
LABOR MIGRATION POLICY AND INTERNATIONAL COOPERATION PROGRAM		44,924,000		34,847,000				79,771,000
MARITIME RESEARCH AND SKILLS COMPETENCY PROGRAM		27,690,000		40,516,000		59,158,000		127,364,000

TOTAL NEW APPROPRIATIONS	₱	1,365,101,000	₱	3,908,084,000	₱	975,931,000	₱	6,249,116,000

Special Provision(s)

1. Verification Fees. In addition to the amounts appropriated herein, One Hundred Sixty Three Million One Hundred Thirty Four Thousand Pesos (P163,134,000) sourced from collections of verification fees earned in foreign posts shall be recorded as income under Special Account Fund 104398. Said verification fees, collected as foreign currency earnings, may be retained as a working fund for the administrative and operational expenses of Department of Migrant Workers’ (DMW) Foreign Service Offices, subject to the guidelines to be issued jointly by the DBM, DMW, and BTr. The total amount of income retained as a working fund and the subsequent allotments to be released for the MOOE requirements of DMW’s foreign posts shall not exceed the amount of appropriations authorized for verification of overseas employment documents.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Reporting and Posting Requirements. The DMW shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) DMW’s website.

The DMW shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

DECEMBER 25, 2023	OFFICIAL GAZETTE	1209
DEPARTMENT OF MIGRANT WORKERS

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	139,940,000	₱	166,130,000	₱	506,673,000	₱	812,743,000

National Capital Region (NCR)		139,940,000		166,130,000		506,673,000		812,743,000

Central Office		139,940,000		166,130,000		506,673,000		812,743,000
Administration of Personnel Benefits		1,405,000						1,405,000

National Capital Region (NCR)		1,405,000						1,405,000

Central Office		1,405,000						1,405,000

Sub-total, General Administration and Support		141,345,000		166,130,000		506,673,000		814,148,000

Operations
OVERSEAS EMPLOYMENT AND WELFARE PROGRAM		1,047,248,000		3,622,984,000		410,100,000		5,080,332,000

Overseas Employment Facilitation Services		2,067,000		153,681,000		80,000,000		235,748,000

National Capital Region (NCR)		2,067,000		153,681,000		80,000,000		235,748,000

Central Office		2,067,000		153,681,000		80,000,000		235,748,000
Worker’s Welfare and Government Placement Services		1,045,181,000		3,469,303,000		330,100,000		4,844,584,000

National Capital Region (NCR)		1,045,181,000		3,469,303,000		330,100,000		4,844,584,000

Central Office		1,045,181,000		3,469,303,000		330,100,000		4,844,584,000
OVERSEAS EMPLOYMENT REGULATORY PROGRAM		103,894,000		43,607,000				147,501,000

Licensing and Regulation Services (including Anti-Illegal Recruitment Services)		46,986,000		36,401,000				83,387,000

National Capital Region (NCR)		46,986,000		36,401,000				83,387,000

Central Office		46,986,000		36,401,000				83,387,000

1210	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Adjudication Service		56,908,000		7,206,000				64,114,000

National Capital Region		56,908,000		7,206,000				64,114,000

Central Office		56,908,000		7,206,000				64,114,000
LABOR MIGRATION POLICY AND INTERNATIONAL COOPERATION PROGRAM		44,924,000		34,847,000				79,771,000

Promotion of International Labor Affairs		44,924,000		34,847,000				79,771,000

National Capital Region (NCR)		44,924,000		34,847,000				79,771,000

Central Office		44,924,000		34,847,000				79,771,000
MARITIME RESEARCH AND SKILLS COMPETENCY PROGRAM		27,690,000		40,516,000		59,158,000		127,364,000

Maritime training and maritime assessment services		18,728,000		27,245,000		58,638,000		104,611,000

National Capital Region (NCR)		18,728,000		27,245,000		58,638,000		104,611,000

Central Office		18,728,000		27,245,000		58,638,000		104,611,000
Maritime research services		8,962,000		13,271,000		520,000		22,753,000

National Capital Region (NCR)		8,962,000		13,271,000		520,000		22,753,000

Central Office		8,962,000		13,271,000		520,000		22,753,000

Sub-total, Operations		1,223,756,000		3,741,954,000		469,258,000		5,434,968,000

TOTAL NEW APPROPRIATIONS	₱	1,365,101,000	₱	3,908,084,000	₱	975,931,000	₱	6,249,116,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	315,923

Total Permanent Positions	315,923

Other Compensation Common to All
Personnel Economic Relief Allowance	12,144
Representation Allowance	5,040
Transportation Allowance	5,040
Clothing and Uniform Allowance	3,036

DECEMBER 25, 2023	OFFICIAL GAZETTE	1211
DEPARTMENT OF MIGRANT WORKERS

Honoraria	7,504
Mid-Year Bonus - Civilian	26,327
Year End Bonus	26,327
Cash Gift	2,530
Productivity Enhancement Incentive	2,530
Step Increment	790

Total Other Compensation Common to All	91,268

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	821
Overseas Allowance	947,882

Total Other Compensation for Specific Groups	948,703

Other Benefits
PAG-IBIG Contributions	607
PhilHealth Contributions	6,563
Employees Compensation Insurance Premiums	607
Loyalty Award - Civilian	25
Terminal Leave	1,405

Total Other Benefits	9,207

Total Personnel Services	1,365,101

Maintenance and Other Operating Expenses
Travelling Expenses	155,626
Training and Scholarship Expenses	35,417
Supplies and Materials Expenses	581,172
Utility Expenses	91,649
Communication Expenses	58,870
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	4,938
Professional Services	516,952
General Services	177,478
Repairs and Maintenance	135,761
Financial Assistance/Subsidy	1,574,833
Taxes, Insurance Premiums and Other Fees	13,988
Other Maintenance and Operating Expenses
Advertising Expenses	861
Printing and Publication Expenses	13,851
Representation Expenses	55,118
Transportation and Delivery Expenses	14,199
Rent/Lease Expenses	125,574
Membership Dues and Contributions to Organizations	120
Subscription Expenses	15,606
Donations	3,426
Bank Transaction Fee	3,648
Other Maintenance and Operating Expenses	328,997

Total Maintenance and Other Operating Expenses	3,908,084

Total Current Operating Expenditures	5,273,185

1212	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	501,898
Machinery and Equipment Outlay	259,933
Transportation Equipment Outlay	164,600
Furniture, Fixtures and Books Outlay	49,500

Total Capital Outlays	975,931

TOTAL NEW APPROPRIATIONS	6,249,116

B. OVERSEAS WORKERS WELFARE ADMINISTRATION

For general administration and support, and operations, as indicated hereunder	₱	3,647,056,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	100,132,000	₱	1,010,772,000	₱	164,244,000	₱	1,275,148,000
Operations		885,334,000		1,486,574,000				2,371,908,000

SOCIAL PROTECTION AND WELFARE FOR OFWs PROGRAM		885,334,000		1,486,574,000				2,371,908,000

TOTAL NEW APPROPRIATIONS	₱	985,466,000	₱	2,497,346,000	₱	164,244,000	₱	3,647,056,000

Special Provision(s)

1. Overseas Workers Welfare Administration Fund. The Overseas Workers Welfare Administration (OWWA) Fund constituted from membership contributions, investment and interest income, and income from other sources shall be used for providing social and welfare services to Filipino overseas workers such as insurance coverage, legal assistance, placement, remittance assistance and the implementation of the Emergency Repatriation Program, in accordance with Sections 35 and 38 of R.A. No. 10801.

Disbursements or expenditures by OWWA in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

2. Reporting and Posting Requirements. The OWWA shall submit quarterly reports on its financial and physical accomplishments, within thirty days (30) after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) OWWA’s website.

The OWWA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

DECEMBER 25, 2023	OFFICIAL GAZETTE	1213
DEPARTMENT OF MIGRANT WORKERS

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	92,381,000	₱	1,010,772,000	₱	164,244,000	₱	1,267,397,000

National Capital Region (NCR)		92,381,000		1,010,772,000		164,244,000		1,267,397,000

Central Office		92,381,000		1,010,772,000		164,244,000		1,267,397,000
Administration of Personnel Benefits		7,751,000						7,751,000

National Capital Region (NCR)		7,751,000						7,751,000

Central Office		7,751,000						7,751,000

Sub-total, General Administration and Support		100,132,000		1,010,772,000		164,244,000		1,275,148,000

Operations
SOCIAL PROTECTION AND WELFARE FOR OFWs PROGRAM		885,334,000		1,486,574,000				2,371,908,000

Training and Scholarship Grant		28,349,000						28,349,000

National Capital Region (NCR)		28,349,000						28,349,000

Central Office		28,349,000						28,349,000
Welfare Services		796,251,000		1,486,574,000				2,282,825,000

National Capital Region (NCR)		796,251,000		1,486,574,000				2,282,825,000

Central Office		796,251,000		1,486,574,000				2,282,825,000
Membership Promotion		60,734,000						60,734,000

National Capital Region (NCR)		60,734,000						60,734,000

Central Office		60,734,000						60,734,000

Sub-total, Operations		885,334,000		1,486,574,000				2,371,908,000

TOTAL NEW APPROPRIATIONS	₱	985,466,000	₱	2,497,346,000	₱	164,244,000	₱	3,647,056,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

1214	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	264,344

Total Permanent Positions	264,344

Other Compensation Common to All
Personnel Economic Relief Allowance	9,624
Representation Allowance	4,386
Transportation Allowance	4,386
Clothing and Uniform Allowance	2,406
Mid-Year Bonus - Civilian	22,028
Year End Bonus	22,028
Cash Gift	2,005
Per Diems	924
Productivity Enhancement Incentive	2,005
Step Increment	661

Total Other Compensation Common to All	70,453

Other Compensation for Specific Groups
Overseas Allowance	631,060

Total Other Compensation for Specific Groups	631,060

Other Benefits
PAG-IBIG Contributions	481
PhilHealth Contributions	5,636
Employees Compensation Insurance Premiums	481
Loyalty Award - Civilian	410
Terminal Leave	7,751

Total Other Benefits	14,759

Non-Permanent Positions	4,850

Total Personnel Services	985,466

Maintenance and Other Operating Expenses
Travelling Expenses	408,512
Training and Scholarship Expenses	23,176
Supplies and Materials Expenses	311,803
Utility Expenses	53,065
Communication Expenses	52,598
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	5,663
Professional Services	64,923
General Services	529,832

DECEMBER 25, 2023	OFFICIAL GAZETTE	1215
DEPARTMENT OF MIGRANT WORKERS

Repairs and Maintenance	26,810
Taxes, Insurance Premiums and Other Fees	15,803
Other Maintenance and Operating Expenses
Advertising Expenses	1,944
Printing and Publication Expenses	7,790
Representation Expenses	28,087
Transportation and Delivery Expenses	324,692
Rent/Lease Expenses	424,205
Subscription Expenses	29,801
Other Maintenance and Operating Expenses	188,642

Total Maintenance and Other Operating Expenses	2,497,346

Total Current Operating Expenditures	3,482,812

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	78,392
Machinery and Equipment Outlay	48,549
Transportation Equipment Outlay	31,900
Furniture, Fixtures and Books Outlay	5,403

Total Capital Outlays	164,244

TOTAL NEW APPROPRIATIONS	3,647,056

1216	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

GENERAL SUMMARY

DEPARTMENT OF MIGRANT WORKERS

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	1,365,101,000	₱	3,908,084,000	₱	975,931,000	₱	6,249,116,000
B. OVERSEAS WORKERS WELFARE ADMINISTRATION		985,466,000		2,497,346,000		164,244,000		3,647,056,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF MIGRANT WORKERS	₱	2,350,567,000	₱	6,405,430,000	₱	1,140,175,000	₱	9,896,172,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1217
DEPARTMENT OF NATIONAL DEFENSE

XX. DEPARTMENT OF NATIONAL DEFENSE

A. OFFICE OF THE SECRETARY - PROPER

For general administration and support, and operations, including locally-funded project, as indicated hereunder	₱	1,263,480,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	84,316,000	₱	250,552,000	₱	429,193,000	₱	764,061,000
Operations		113,178,000		274,391,000				387,569,000

DEFENSE POLICY AND STRATEGY MANAGEMENT PROGRAM		113,178,000		274,391,000				387,569,000

Total, Regular Programs		197,494,000		524,943,000		429,193,000		1,151,630,000

B. PROJECT(S)
Locally-Funded Project(s)				111,850,000				111,850,000

Total, Project(s)				111,850,000				111,850,000

TOTAL NEW APPROPRIATIONS	₱	197,494,000	₱	636,793,000	₱	429,193,000	₱	1,263,480,000

Special Provision(s)

1. Reporting and Posting Requirements. The Department of National Defense (DND) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS; and

(b) DND’s website.

The DND shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	83,630,000	₱	250,552,000	₱	429,193,000	₱	763,375,000

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GENERAL APPROPRIATIONS ACT, FY 2024

Administration of Personnel Benefits		686,000						686,000

Sub-total, General Administration and Support		84,316,000		250,552,000		429,193,000		764,061,000

Operations
DEFENSE POLICY AND STRATEGY MANAGEMENT PROGRAM		113,178,000		274,391,000				387,569,000

Development, implementation and monitoring of the Defense System of Management (DSOM)		113,178,000		243,116,000				356,294,000
Development, implementation and monitoring of the International Defense Engagement (IDSE)				31,275,000				31,275,000

Sub-total, Operations		113,178,000		274,391,000				387,569,000

Total, Regular Programs		197,494,000		524,943,000		429,193,000		1,151,630,000

PROJECT(S)
Locally-Funded Project(s)
Implementation of the Enhanced Comprehensive Local Integration Program (E-CLIP) and Operational Support to Task Force Balik-Loob Pursuant to Administrative Order No. 10, s. 2018				111,850,000				111,850,000

Sub-total, Locally-Funded Project(s)				111,850,000				111,850,000

Total, Project(s)				111,850,000				111,850,000

TOTAL NEW APPROPRIATIONS	₱	197,494,000	₱	636,793,000	₱	429,193,000	₱	1,263,480,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	148,788

Total Permanent Positions	148,788

Other Compensation Common to All
Personnel Economic Relief Allowance	6,096
Representation Allowance	3,240
Transportation Allowance	3,240
Clothing and Uniform Allowance	1,524
Mid-Year Bonus - Civilian	12,399

DECEMBER 25, 2023	OFFICIAL GAZETTE	1219
DEPARTMENT OF NATIONAL DEFENSE

Year End Bonus	12,399
Cash Gift	1,270
Productivity Enhancement Incentive	1,270
Step Increment	372

Total Other Compensation Common to All	41,810

Other Compensation for Specific Groups
Anniversary Bonus - Civilian	765

Total Other Compensation for Specific Groups	765

Other Benefits
PAG-IBIG Contributions	305
PhilHealth Contributions	2,994
Employees Compensation Insurance Premiums	305
Loyalty Award - Civilian	90
Terminal Leave	686

Total Other Benefits	4,380

Non-Permanent Positions	1,751

Total Personnel Services	197,494

Maintenance and Other Operating Expenses
Travelling Expenses	89,104
Training and Scholarship Expenses	95,100
Supplies and Materials Expenses	89,933
Utility Expenses	32,624
Communication Expenses	21,460
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	87,000
Intelligence Expenses	10,000
Extraordinary and Miscellaneous Expenses	4,084
Professional Services	65,303
General Services	15,982
Repairs and Maintenance	26,274
Taxes, Insurance Premiums and Other Fees	2,203
Other Maintenance and Operating Expenses
Advertising Expenses	155
Printing and Publication Expenses	2,175
Representation Expenses	35,682
Rent/Lease Expenses	13,094
Subscription Expenses	46,620

Total Maintenance and Other Operating Expenses	636,793

Total Current Operating Expenditures	834,287

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	252,500
Machinery and Equipment Outlay	126,093

1220	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Transportation Equipment Outlay	50,600

Total Capital Outlays	429,193

TOTAL NEW APPROPRIATIONS	1,263,480

B. GOVERNMENT ARSENAL

For general administration and support, and operations, as indicated hereunder	₱	2,071,997,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	82,746,000	₱	57,013,000	₱	29,125,000	₱	168,884,000
Operations		263,583,000		1,434,530,000		205,000,000		1,903,113,000

SMALL ARMS AMMUNITION, WEAPONS, AND MUNITIONS PROGRAM		263,583,000		1,434,530,000		205,000,000		1,903,113,000

TOTAL NEW APPROPRIATIONS	₱	346,329,000	₱	1,491,543,000	₱	234,125,000	₱	2,071,997,000

Special Provision(s)

1. Hospital Income. In addition to the amounts appropriated herein, all income generated from the operations of the Government Arsenal (GA) infirmary shall be deposited in an authorized government depository bank and used to augment the infirmary’s MOOE and Capital Outlay requirements, subject to the following conditions: (i) at least twenty five percent (25%) of said income shall be utilized to purchase and upgrade hospital equipment used directly in the delivery of health services; and (ii) income sourced from PhilHealth reimbursements from availment of medical services shall be used exclusively by said hospital for the improvement of its facilities, and the replenishment of drugs, medicines and vaccines, including medical and dental supplies used in government health care facilities.

In no case shall said amount be used for the payment of salaries, allowances and other benefits.

Disbursements or expenditures by the hospital in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

The GA shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statements for the immediately preceding year. The Director of GA and the agency’s web administrator or his/her equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the GA’s website.

2. Authority to Barter and Sell Scrap Items. The Director of GA, upon approval of the Secretary of National Defense, may barter or sell scrap items in accordance with E.O. No. 888, s. 1983, as amended. The barter and sale of scrap items shall be subject to the COA rules on the disposal of government properties and sale through public auction. The items acquired from barter shall be recorded or booked-up as government property while proceeds from the sale shall accrue to the Revised AFP Modernization Act Trust Fund pursuant to Section 6 of R.A. No. 10349.

3. Reporting and Posting Requirements. The GA shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) GA’s website.

The GA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

DECEMBER 25, 2023	OFFICIAL GAZETTE	1221
DEPARTMENT OF NATIONAL DEFENSE

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	69,352,000	₱	57,013,000	₱	29,125,000	₱	155,490,000
Administration of Personnel Benefits		13,394,000						13,394,000

Sub-total, General Administration and Support		82,746,000		57,013,000		29,125,000		168,884,000

Operations
SMALL ARMS AMMUNITION, WEAPONS, AND MUNITIONS PROGRAM		263,583,000		1,434,530,000		205,000,000		1,903,113,000

Planning and development of arms manufacturing processes and procedures		11,121,000		4,490,000				15,611,000
Manufacture, storage and security of small arms ammunition		252,462,000		1,430,040,000		205,000,000		1,887,502,000

Sub-total, Operations		263,583,000		1,434,530,000		205,000,000		1,903,113,000

TOTAL NEW APPROPRIATIONS	₱	346,329,000	₱	1,491,543,000	₱	234,125,000	₱	2,071,997,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	151,944

Total Permanent Positions	151,944

Other Compensation Common to All
Personnel Economic Relief Allowance	13,824
Representation Allowance	630
Transportation Allowance	630
Clothing and Uniform Allowance	3,456
Mid-Year Bonus - Civilian	12,662
Year End Bonus	12,662

1222	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Cash Gift	2,880
Productivity Enhancement Incentive	2,880
Step Increment	380

Total Other Compensation Common to All	50,004

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	300
Magna Carta for Science & Technology Personnel	68,793
Quarters Allowance	1,347
Night Shift Differential Pay	5,231
Lump-sum for filling of Positions - Civilian	7,394

Total Other Compensation for Specific Groups	83,065

Other Benefits
PAG-IBIG Contributions	691
PhilHealth Contributions	3,387
Employees Compensation Insurance Premiums	691
Loyalty Award - Civilian	290
Terminal Leave	6,000

Total Other Benefits	11,059

Non-Permanent Positions	50,257

Total Personnel Services	346,329

Maintenance and Other Operating Expenses
Travelling Expenses	7,580
Training and Scholarship Expenses	5,437
Supplies and Materials Expenses	1,329,115
Utility Expenses	41,880
Communication Expenses	2,060
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	125
Professional Services	3,626
General Services	45,292
Repairs and Maintenance	34,509
Taxes, Insurance Premiums and Other Fees	19,458
Other Maintenance and Operating Expenses
Advertising Expenses	356
Printing and Publication Expenses	78
Representation Expenses	743
Transportation and Delivery Expenses	1,105
Subscription Expenses	179

Total Maintenance and Other Operating Expenses	1,491,543

Total Current Operating Expenditures	1,837,872

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	29,125

DECEMBER 25, 2023	OFFICIAL GAZETTE	1223
DEPARTMENT OF NATIONAL DEFENSE

Machinery and Equipment Outlay	205,000

Total Capital Outlays	234,125

TOTAL NEW APPROPRIATIONS	2,071,997

C. NATIONAL DEFENSE COLLEGE OF THE PHILIPPINES

For general administration and support, and operations, as indicated hereunder	₱	187,392,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	25,072,000	₱	65,467,000	₱	33,630,000	₱	124,169,000
Operations		24,076,000		39,147,000				63,223,000

NATIONAL DEFENSE AND SECURITY POLICY STUDIES PROGRAM		10,326,000		8,787,000				19,113,000
NATIONAL DEFENSE AND SECURITY EDUCATION PROGRAM		13,750,000		30,360,000				44,110,000

TOTAL NEW APPROPRIATIONS	₱	49,148,000	₱	104,614,000	₱	33,630,000	₱	187,392,000

Special Provision(s)

1. Reporting and Posting Requirements. The National Defense College of the Philippines (NDCP) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) NDCP’s website.

The NDCP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	25,072,000	₱	65,467,000	₱	33,630,000	₱	124,169,000

Sub-total, General Administration and Support		25,072,000		65,467,000		33,630,000		124,169,000

1224	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Operations
NATIONAL DEFENSE AND SECURITY POLICY STUDIES PROGRAM		10,326,000		8,787,000				19,113,000

Conduct of national defense and strategic international studies		10,326,000		8,787,000				19,113,000
NATIONAL DEFENSE AND SECURITY EDUCATION PROGRAM		13,750,000		30,360,000				44,110,000

Conduct of graduate level and other courses of studies		13,750,000		30,360,000				44,110,000

Sub-total, Operations		24,076,000		39,147,000				63,223,000

TOTAL NEW APPROPRIATIONS	₱	49,148,000	₱	104,614,000	₱	33,630,000	₱	187,392,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	27,714

Total Permanent Positions	27,714

Other Compensation Common to All
Personnel Economic Relief Allowance	1,392
Representation Allowance	330
Transportation Allowance	330
Clothing and Uniform Allowance	348
Honoraria	7,796
Mid-Year Bonus - Civilian	2,310
Year End Bonus	2,310
Cash Gift	290
Productivity Enhancement Incentive	290
Step Increment	69

Total Other Compensation Common to All	15,465

Other Benefits
PAG-IBIG Contributions	70
PhilHealth Contributions	578
Employees Compensation Insurance Premiums	70

Total Other Benefits	718

Non-Permanent Positions	5,251

Total Personnel Services	49,148

DECEMBER 25, 2023	OFFICIAL GAZETTE	1225
DEPARTMENT OF NATIONAL DEFENSE

Maintenance and Other Operating Expenses
Travelling Expenses	3,332
Training and Scholarship Expenses	16,419
Supplies and Materials Expenses	26,967
Utility Expenses	217
Communication Expenses	16,904
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	108
Professional Services	12,500
General Services	11,248
Repairs and Maintenance	6,247
Taxes, Insurance Premiums and Other Fees	6,684
Other Maintenance and Operating Expenses
Printing and Publication Expenses	543
Representation Expenses	1,671
Rent/Lease Expenses	1,373
Membership Dues and Contributions to Organizations	5
Subscription Expenses	330
Other Maintenance and Operating Expenses	66

Total Maintenance and Other Operating Expenses	104,614

Total Current Operating Expenditures	153,762

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	30,000
Machinery and Equipment Outlay	3,630

Total Capital Outlays	33,630

TOTAL NEW APPROPRIATIONS	187,392

D. OFFICE OF CIVIL DEFENSE

For general administration and support, and operations as indicated hereunder	₱	2,119,478,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	79,276,000	₱	134,289,000	₱	123,280,000	₱	336,845,000
Operations		270,159,000		1,015,584,000		496,890,000		1,782,633,000

CIVIL PROTECTION PROGRAM		270,159,000		1,015,584,000		496,890,000		1,782,633,000

TOTAL NEW APPROPRIATIONS	₱	349,435,000	₱	1,149,873,000	₱	620,170,000	₱	2,119,478,000

1226	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Special Provision(s)

1.  Quick Response Fund. The amount of Five Hundred Million Pesos (₱500,000,000) appropriated herein for the Quick Response Fund (QRF) shall serve as a stand-by fund to be used for the rehabilitation and relief programs and projects in order that the situation and living conditions of people in communities or areas affected by natural or human-induced calamities, epidemics, crises, and catastrophes, which occurred in the last quarter of the immediately preceding year and those occurring during the current year may be normalized as quickly as possible. This includes the pre-positioning of resources and other anticipatory actions for emergency situations.

In no case shall the QRF be used for pre-disaster activities, such as conduct of training, insurance of assets, and public information and education initiatives, or any other purpose not authorized in this provision.

2.  Reporting and Posting Requirements. The Office of Civil Defense (OCD) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) OCD’s website.

The OCD shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3.  Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	75,514,000	₱	134,289,000	₱	123,280,000	₱	333,083,000
Administration of Personnel Benefits		3,762,000						3,762,000

Sub-total, General Administration and Support		79,276,000		134,289,000		123,280,000		336,845,000

Operations
CIVIL PROTECTION PROGRAM		270,159,000		1,015,584,000		496,890,000		1,782,633,000

CIVIL DEFENSE ENHANCEMENT SUB-PROGRAM		132,812,000		55,122,000				187,934,000

Enhancement, Capacity Development and Mobilization for Civil Defense		132,812,000		55,122,000				187,934,000
DISASTER RISK REDUCTION AND MANAGEMENT SUB-PROGRAM		137,347,000		573,759,000		383,593,000		1,094,699,000

Empowering Sectors on DRRM for Resiliency		137,347,000		573,759,000		383,593,000		1,094,699,000
DISASTER MANAGEMENT OPERATIONS SUB-PROGRAM				386,703,000		113,297,000		500,000,000

Disaster Response Operation				386,703,000		113,297,000		500,000,000

Sub-total, Operations		270,159,000		1,015,584,000		496,890,000		1,782,633,000

TOTAL NEW APPROPRIATIONS	₱	349,435,000	₱	1,149,873,000	₱	620,170,000	₱	2,119,478,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1227
DEPARTMENT OF NATIONAL DEFENSE

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	263,318

Total Permanent Positions	263,318

Other Compensation Common to All
Personnel Economic Relief Allowance	13,224
Representation Allowance	3,378
Transportation Allowance	3,378
Clothing and Uniform Allowance	3,306
Mid-Year Bonus - Civilian	21,943
Year End Bonus	21,943
Cash Gift	2,755
Productivity Enhancement Incentive	2,755
Step Increment	658

Total Other Compensation Common to All	73,340

Other Compensation for Specific Group
Anniversary Bonus - Civilian	1,614

Total Other Compensation for Specific Groups	1,614

Other Benefits
PAG-IBIG Contributions	661
PhilHealth Contributions	5,714
Employees Compensation Insurance Premiums	661
Loyalty Award - Civilian	365
Terminal Leave	3,762

Total Other Benefits	11,163

Total Personnel Services	349,435

Maintenance and Other Operating Expenses
Travelling Expenses	59,496
Training and Scholarship Expenses	187,314
Supplies and Materials Expenses	48,235
Utility Expenses	24,700
Communication Expenses	26,080
Awards/Rewards and Prizes	7,291
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	2,268
Professional Services	4,608

1228	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

General Services	28,098
Repairs and Maintenance	10,020
Financial Assistance/Subsidy	386,703
Taxes, Insurance Premiums and Other Fees	7,201
Other Maintenance and Operating Expenses
Advertising Expenses	1,497
Printing and Publication Expenses	2,829
Representation Expenses	23,573
Transportation and Delivery Expenses	1,096
Rent/Lease Expenses	35,667
Subscription Expenses	8,596
Donations	74
Other Maintenance and Operating Expenses	284,527

Total Maintenance and Other Operating Expenses	1,149,873

Total Current Operating Expenditures	1,499,308

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	32,049
Buildings and Other Structures	160,000
Machinery and Equipment Outlay	328,167
Transportation Equipment Outlay	39,819
Furniture, Fixtures and Books Outlay	60,135

Total Capital Outlays	620,170

TOTAL NEW APPROPRIATIONS	2,119,478

E. PHILIPPINE VETERANS AFFAIRS OFFICE - PROPER

For general administration and support, and operations, as indicated hereunder	₱	677,333,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	55,361,000	₱	80,798,000	₱	40,717,000	₱	176,876,000
Operations		97,589,000		402,868,000				500,457,000

VETERANS’ WELFARE AND BENEFITS ADMINISTRATION OF PROGRAM		80,813,000		353,902,000				434,715,000
VETERANS AFFAIRS MANAGEMENT PROGRAM		4,389,000		12,254,000				16,643,000
VETERANS MEMORIAL AND HISTORICAL PRESERVATION PROGRAM		12,387,000		36,712,000				49,099,000

TOTAL NEW APPROPRIATIONS	₱	152,950,000	₱	483,666,000	₱	40,717,000	₱	677,333,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1229
DEPARTMENT OF NATIONAL DEFENSE

Special Provision(s)

1. Revolving Fund for Military Shrine Installation and Facilities. The revolving fund constituted from the entrance fees and rentals from military shrine installation and facilities, and board and lodging shall be used to cover the MOOE and Capital Outlay requirements of said facilities. Disbursements shall be made in accordance with guidelines issued by DND and budgeting, accounting and auditing rules and regulations.

Disbursements or expenditures by the Philippine Veterans Affairs Office (PVAO) in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

2. Reporting and Posting Requirements. The PVAO shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) PVAO’s website.

The PVAO shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	52,081,000	₱	80,798,000	₱	40,717,000	₱	173,596,000
Administration of Personnel Benefits		3,280,000						3,280,000

Sub-total, General Administration and Support		55,361,000		80,798,000		40,717,000		176,876,000

Operations
VETERANS’ WELFARE AND BENEFITS ADMINISTRATION OF PROGRAM		80,813,000		353,902,000				434,715,000

Processing of veterans’ claims		62,724,000		33,519,000				96,243,000
Payment of veterans’ benefits				286,598,000				286,598,000
Investigation, verification of records, strengthening of internal control system and conduct of management and system audit		18,089,000		33,785,000				51,874,000
VETERANS AFFAIRS MANAGEMENT PROGRAM		4,389,000		12,254,000				16,643,000

Provide assistance in empowering of veterans organizations		4,389,000		12,254,000				16,643,000

1230	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

VETERANS MEMORIAL AND HISTORICAL PRESERVATION PROGRAM		12,387,000		36,712,000				49,099,000

Administration and management of national military shrines		11,136,000		29,002,000				40,138,000
Historical research and preservation		1,251,000		1,491,000				2,742,000
Celebration of veteran-related events				6,219,000				6,219,000

Sub-total, Operations		97,589,000		402,868,000				500,457,000

TOTAL NEW APPROPRIATIONS	₱	152,950,000	₱	483,666,000	₱	40,717,000	₱	677,333,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	108,325

Total Permanent Positions	108,325

Other Compensation Common to All
Personnel Economic Relief Allowance	7,488
Representation Allowance	708
Transportation Allowance	708
Clothing and Uniform Allowance	1,872
Mid-Year Bonus - Civilian	9,028
Year End Bonus	9,028
Cash Gift	1,560
Productivity Enhancement Incentive	1,560
Step Increment	269

Total Other Compensation Common to All	32,221

Other Compensation for Specific Groups
Overseas Allowance	5,251

Total Other Compensation for Specific Groups	5,251

Other Benefits
PAG-IBIG Contributions	373
PhilHealth Contributions	2,388
Employees Compensation Insurance Premiums	373
Loyalty Award - Civilian	150
Terminal Leave	3,280

Total Other Benefits	6,564

DECEMBER 25, 2023	OFFICIAL GAZETTE	1231
DEPARTMENT OF NATIONAL DEFENSE

Non-Permanent Positions	589

Total Personnel Services	152,950

Maintenance and Other Operating Expenses
Travelling Expenses	5,614
Training and Scholarship Expenses	69,083
Supplies and Materials Expenses	38,832
Utility Expenses	14,043
Communication Expenses	16,227
Awards/Rewards and Prizes	386
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	398
Professional Services	40,027
General Services	37,851
Repairs and Maintenance	14,504
Financial Assistance/Subsidy	100,000
Taxes, Insurance Premiums and Other Fees	939
Other Maintenance and Operating Expenses
Advertising Expenses	235
Printing and Publication Expenses	3,658
Representation Expenses	11,427
Transportation and Delivery Expenses	80
Rent/Lease Expenses	5,772
Subscription Expenses	4,562
Donations	120,000
Bank Transaction fee	23
Other Maintenance and Operating Expenses	5

Total Maintenance and Other Operating Expenses	483,666

Total Current Operating Expenditures	636,616

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	20,717
Transportation Equipment Outlay	20,000

Total Capital Outlays	40,717

TOTAL NEW APPROPRIATIONS	677,333

F. VETERANS MEMORIAL MEDICAL CENTER

For general administration and support, and operations, as indicated hereunder	₱	2,714,183,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	446,248,000	₱	236,627,000	₱	30,000,000	₱	712,875,000

1232	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Operations		733,311,000		1,203,797,000		64,200,000		2,001,308,000

VETERAN HEALTH CARE PROGRAM		733,311,000		1,203,797,000		64,200,000		2,001,308,000

TOTAL NEW APPROPRIATIONS	₱	1,179,559,000	₱	1,440,424,000	₱	94,200,000	₱	2,714,183,000

Special Provision(s)

1. Hospital Income and Other Revenues from Golf Course Operations. In addition to the amounts appropriated herein, all income generated from the operations of the Veterans Memorial Medical Center (VMMC) shall be deposited in an authorized government depository bank and used to augment the hospital’s MOOE and Capital Outlay requirements, subject to the following conditions: (i) at least twenty five percent (25%) of said income shall be utilized to purchase and upgrade hospital equipment used directly in the delivery of health services; and (ii) income sourced from PhilHealth reimbursements from availment of medical services shall be used exclusively by said hospital for the improvement of its facilities, and the replenishment of drugs, medicines and vaccines, including medical and dental supplies used in government health care facilities.

Likewise, all revenues derived from the VMMC golf club membership dues, green fees, concession fees, and such other income from business-related operations of the golf course shall be deposited in an authorized government depository bank and used to cover the expenses incurred in its operations. Any excess income from the operations of the golf course may be used to augment the hospital’s MOOE and Capital Outlay requirements.

In no case shall income from hospital and golf course operations be used for the payment of salaries and allowances of the hospital’s permanent and regular employees.

Disbursements or expenditures by the VMMC in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

The VMMC shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statement for the immediately preceding year. The Director of VMMC and the hospital’s web administrator or his/her equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the VMMC’s website.

2. Reporting and Posting Requirements. The VMMC shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) VMMC’s website.

The VMMC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱307,659,000	₱	236,627,000	₱	30,000,000	₱574,286,000
Administration of Personnel Benefits	138,589,000					138,589,000

Sub-total, General Administration and Support	446,248,000		236,627,000		30,000,000	712,875,000

Operations
VETERAN HEALTH CARE PROGRAM	733,311,000		1,203,797,000		64,200,000	2,001,308,000

In-Patient care	689,510,000		789,516,000		64,200,000	1,543,226,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1233
DEPARTMENT OF NATIONAL DEFENSE

Out-Patient care		43,801,000		414,281,000				458,082,000

Sub-total, Operations		733,311,000		1,203,797,000		64,200,000		2,001,308,000

TOTAL NEW APPROPRIATIONS	₱	1,179,559,000	₱	1,440,424,000	₱	94,200,000	₱	2,714,183,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	685,762

Total Permanent Positions	685,762

Other Compensation Common to All
Personnel Economic Relief Allowance	35,256
Representation Allowance	222
Transportation Allowance	222
Clothing and Uniform Allowance	8,820
Mid-Year Bonus - Civilian	57,147
Year End Bonus	57,147
Cash Gift	7,350
Productivity Enhancement Incentive	7,350
Step Increment	1,714

Total Other Compensation Common to All	175,228

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	152,235
Night Shift Differential Pay	4,512
Lump-sum for filling of Positions - Civilian	125,623

Total Other Compensation for Specific Groups	282,370

Other Benefits
PAG-IBIG Contributions	1,764
PhilHealth Contributions	15,328
Employees Compensation Insurance Premiums	1,764
Loyalty Award - Civilian	1,008
Terminal Leave	12,966

Total Other Benefits	32,830

Non-Permanent Positions	3,369

1234	OFFICIAL GAZETTE	VOL. 119, NO. 52
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Total Personnel Services	1,179,559

Maintenance and Other Operating Expenses
Travelling Expenses	175
Training and Scholarship Expenses	2,157
Supplies and Materials Expenses	1,218,409
Utility Expenses	112,292
Communication Expenses	1,281
Awards/Rewards and Prizes	300
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	5,560
General Services	59,856
Repairs and Maintenance	15,916
Taxes, Insurance Premiums and Other Fees	13,489
Other Maintenance and Operating Expenses
Advertising Expenses	130
Representation Expenses	736
Rent/Lease Expenses	7,818
Membership Dues and Contributions to Organizations	30
Subscription Expenses	2,165

Total Maintenance and Other Operating Expenses	1,440,424

Total Current Operating Expenditures	2,619,983

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	50,000
Machinery and Equipment Outlay	44,200

Total Capital Outlays	94,200

TOTAL NEW APPROPRIATIONS	2,714,183

G. ARMED FORCES OF THE PHILIPPINES

G.1. PHILIPPINE ARMY (LAND FORCES)

For general administration and support, and operations, as indicated hereunder	₱	123,186,120,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. REGULAR PROGRAMS
General Administration and Support	₱	10,394,920,000	₱	1,224,848,000	₱	₱	11,619,768,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1235
DEPARTMENT OF NATIONAL DEFENSE

Operations		84,308,582,000		18,019,940,000		9,237,830,000		111,566,352,000

LAND FORCES DEFENSE PROGRAM		84,308,582,000		18,019,940,000		9,237,830,000		111,566,352,000

TOTAL NEW APPROPRIATIONS	₱	94,703,502,000	₱	19,244,788,000	₱	9,237,830,000	₱	123,186,120,000

Special Provision(s)

1. Hospital Income and Other Revenues from Golf Course Operations. In addition to the amounts appropriated herein, all income generated from the operations of the Philippine Army General Hospital shall be deposited in an authorized government depository bank and used to augment the hospital’s MOOE and Capital Outlay requirements, subject to the following conditions: (i) at least twenty five percent (25%) of said income shall be utilized to purchase and upgrade hospital equipment used directly in the delivery of health services; and (ii) income sourced from PhilHealth reimbursements from availment of medical services shall be used exclusively by said hospital for the improvement of its facilities, and the replenishment of drugs, medicines and vaccines, including medical and dental supplies used in government health care facilities.

Likewise, all revenues derived from the Philippine Army Golf Club membership dues, green fees, concession fees, and such other income from business-related operations for the golf course shall be deposited in an authorized government depository bank and shall be used to cover the expenses incurred in its operations. Any excess income from the operations of the golf course may be used to augment the MOOE and Capital Outlay requirements of Philippine Army General Hospital and other Philippine Army treatment facilities subject to the guidelines issued by the DBM and the DND.

In no case shall said amount be used for the payment of salaries, allowances and other benefits.

Disbursements or expenditures by the hospital in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987 and to appropriate criminal action under existing penal laws.

The Philippine Army shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statement for the immediately preceding year. The Commanding General of the Philippine Army and the agency’s web administrator or his/her equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the Philippine Army’s website.

2. Trust Receipts from the Use of Equipment and Facilities. Fees and charges from the use of equipment and facilities collected by the Philippine Army shall be used to augment its operating requirements in accordance with Section 1 of E.O. No. 1002, s. 1985. Said amount shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996.

3. Compensation and Separation Benefits of the Citizen Armed Forces Geographical Units. The amount of Three Billion Eight Hundred Eighty Eight Million Two Hundred Thirty Six Thousand Pesos (P3,888,236,000) shall be used for the payment of compensation of Citizen Armed Forces Geographical Unit (CAFGU) members and separation benefits, not exceeding one (1) year subsistence allowance in accordance with the IRR of E.O. No. 264, s. 1987 and DND Circular No. 4 dated October 27, 2005.

4. Combat Expenses. An amount not exceeding Two Hundred Thousand Pesos (P200,000) per quarter for each company of the Philippine Army may be utilized by its tactical units for incidental and necessary expenses during operational exigencies. Such amount, chargeable against MOOE for combat expenses, shall be treated as cash advance subject to disbursement and liquidation in accordance with COA Circular Nos. 97-002 and 2004-006 dated February 10, 1997 and September 9, 2004, respectively.

5. Restriction on Armed Forces of the Philippines Expenditures. No amount appropriated herein shall be used to fund expenditures of military personnel in excess of those authorized and required based on the actual troop strength of the Philippine Army.

6. Rice Subsidy. The amount of Eight Hundred Ninety Three Million Six Hundred Ninety Three Thousand Pesos (P893,693,000) appropriated herein shall be used for the provision of rice subsidy, equivalent to twenty (20) kilos of rice a month in the form of financial assistance to the military personnel of the Philippine Army.

7. Restriction on Use of Funds Allotted for Petroleum, Oil and Lubricants. The amounts appropriated herein for the purchase or acquisition of petroleum, oil and lubricants for the Philippine Army shall be used exclusively for said purposes.

8. Reimbursement of Expenses Incurred in Anti-Smuggling and Economic Subversion Operations. Expenses incurred by the Philippine Army in anti-smuggling, economic subversion or similar operations may be reimbursed out of the proceeds from the sale of items seized or confiscated by the Philippine Army upon recommendation of the Secretary of National Defense and approval by the President of the Philippines, subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, and budgeting, accounting and auditing rules and regulations.

9. Reporting and Posting Requirements. The Philippine Army shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) Philippine Army’s website.

The Philippine Army shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

10. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

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GENERAL APPROPRIATIONS ACT, FY 2024

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	8,471,029,000	₱	1,224,848,000	₱		₱	9,695,877,000
Administration of Personnel Benefits		1,923,891,000						1,923,891,000

Sub-total, General Administration and Support		10,394,920,000		1,224,848,000				11,619,768,000

Operations
LAND FORCES DEFENSE PROGRAM		84,308,582,000		18,019,940,000		9,237,830,000		111,566,352,000

Force-Level Support Services		4,140,312,000		758,311,000		159,998,000		5,058,621,000
Force Development				1,234,525,000				1,234,525,000
Force Sustainment		80,168,270,000		16,027,104,000		9,077,832,000		105,273,206,000

Sub-total, Operations		84,308,582,000		18,019,940,000		9,237,830,000		111,566,352,000

TOTAL NEW APPROPRIATIONS	₱	94,703,502,000	₱	19,244,788,000	₱	9,237,830,000	₱	123,186,120,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	381,116

Total Permanent Positions	381,116

Other Compensation Common to All
Personnel Economic Relief Allowance	30,552
Representation Allowance	300
Transportation Allowance	300
Clothing and Uniform Allowance	7,638
Honoraria	106
Mid-Year Bonus - Civilian	31,760
Year End Bonus	31,760

DECEMBER 25, 2023	OFFICIAL GAZETTE	1237
DEPARTMENT OF NATIONAL DEFENSE

Cash Gift	6,365
Productivity Enhancement Incentive	6,365
Step Increment	953

Total Other Compensation Common to All	116,099

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	35,765
Longevity Pay	4,896
Lump-sum for filling of Positions - Civilian	22,277

Total Other Compensation for Specific Groups	62,938

Other Benefits
PAG-IBIG Contributions	1,528
PhilHealth Contributions	8,575
Employees Compensation Insurance Premiums	1,528
Terminal Leave	4,930

Total Other Benefits	16,561

Military/Uniformed Personnel
Basic Pay
Base Pay	45,604,657
Creation of New Positions	793,322

Total Basic Pay	46,397,979

Other Compensation Common to All
Personnel Economic Relief Allowance	2,722,944
Clothing/Uniform Allowance	4,441,905
Subsistence Allowance	10,130,559
Laundry Allowance	44,541
Quarters Allowance	606,550
Longevity Pay	11,737,672
Mid-Year Bonus - Military/Uniformed Personnel	3,800,389
Year-end Bonus	3,800,389
Cash Gift	567,280
Productivity Enhancement Incentive	567,280

Total Other Compensation Common to All	38,419,509

Other Compensation for Specific Groups
Hazardous Duty Pay	1,936,704
Flying Pay	45,064
Hazard Duty Pay	735,196
Combat Duty Pay	3,043,008
Instructor’s Duty Pay	323,933
Reservist’s Pay	484,099
Medal of Valor Award	20,700

1238	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Parachutist Pay	310,901

Total Other Compensation for Specific Groups	6,899,605

Other Benefits
Special Group Term Insurance	8,169
PAG-IBIG Contributions	136,148
PhilHealth Contributions	1,025,868
Employees Compensation Insurance Premiums	136,148
Terminal Leave	1,103,362

Total Other Benefits	2,409,695

Total Personnel Services	94,703,502

Maintenance and Other Operating Expenses
Travelling Expenses	371,079
Training and Scholarship Expenses	519,786
Supplies and Materials Expenses	11,222,752
Utility Expenses	808,998
Communication Expenses	176,452
Awards/Rewards and Prizes	1,547
Survey, Research, Exploration and Development Expenses	5,018
Confidential, Intelligence and Extraordinary Expenses
Intelligence Expenses	444,000
Professional Services	143,094
General Services	12,083
Repairs and Maintenance	2,012,417
Financial Assistance/Subsidy	2,598,125
Taxes, Insurance Premiums and Other Fees	64,094
Labor and Wages	76,261
Other Maintenance and Operating Expenses
Advertising Expenses	1,737
Printing and Publication Expenses	15,937
Representation Expenses	622,726
Transportation and Delivery Expenses	56,193
Rent/Lease Expenses	38,956
Membership Dues and Contributions to Organizations	117
Subscription Expenses	21,051
Other Maintenance and Operating Expenses	32,365

Total Maintenance and Other Operating Expenses	19,244,788

Total Current Operating Expenditures	113,948,290

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	1,171,554
Machinery and Equipment Outlay	5,288,188
Transportation Equipment Outlay	2,766,818
Furniture, Fixtures and Books Outlay	11,270

Total Capital Outlays	9,237,830

TOTAL NEW APPROPRIATIONS	123,186,120

DECEMBER 25, 2023	OFFICIAL GAZETTE	1239
DEPARTMENT OF NATIONAL DEFENSE

G.2. PHILIPPINE AIR FORCE (AIR FORCES)

For general administration and support, and operations, as indicated hereunder	₱	45,153,842,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	2,165,280,000	₱	609,088,000	₱		₱	2,774,368,000
Operations		15,691,245,000		23,006,447,000		3,681,782,000		42,379,474,000

AIR FORCES DEFENSE PROGRAM		15,691,245,000		23,006,447,000		3,681,782,000		42,379,474,000

TOTAL NEW APPROPRIATIONS	₱	17,856,525,000	₱	23,615,535,000	₱	3,681,782,000	₱	45,153,842,000

Special Provision(s)

1. Hospital Income and Other Revenues from Golf Course Operations. In addition to the amounts appropriated herein, all income generated from the operations of the Philippine Air Force General Hospital shall be deposited in an authorized government depository bank and used to augment the hospital’s MOOE and Capital Outlay requirements, subject to the following conditions: (i) at least twenty five percent (25%) of said income shall be utilized to purchase and upgrade hospital equipment used directly in the delivery of health services; and (ii) income sourced from PhilHealth reimbursements from availment of medical services shall be used exclusively by said hospital for the improvement of its facilities, and the replenishment of drugs, medicines and vaccines, including medical and dental supplies used in government health care facilities.

Likewise, all revenues derived from the Philippine Air Force Golf Club membership dues, green fees, concession fees, and such other income from business-related operations of the golf course shall be deposited in an authorized government depository bank and shall be used to cover the expenses incurred in its operations. Any excess income from operations of the golf course may be used to augment the MOOE and Capital Outlay requirements of Philippine Air Force General Hospital and other Philippine Air Force treatment facilities, subject to the guidelines issued by the DBM and the DND.

In no case shall said amount be used for the payment of salaries, allowances and other benefits.

Disbursements or expenditures by the hospital in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987 and to appropriate criminal action under existing penal laws.

The Philippine Air Force shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statement for the immediately preceding year. The Commanding General of the Philippine Air Force and the agency’s web administrator or his/her equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the Philippine Air Force’s website.

2. Trust Receipts from the Use of Equipment and Facilities. Fees and charges from the use of equipment and facilities collected by the Philippine Air Force shall be used to augment its operating requirements in accordance with Section 1 of E.O. No. 1002, s. 1985. Said amount shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996.

3. Combat Expenses. An amount not exceeding Two Hundred Thousand Pesos (₱200,000) per quarter for each Philippine Air Force squadron may be utilized by its tactical units for incidental and necessary expenses during operational exigencies. Such amount, chargeable against MOOE for combat expenses, shall be treated as cash advance subject to disbursement and liquidation in accordance with COA Circular Nos. 97-002 and 2004-006 dated February 10, 1997 and September 9, 2004, respectively.

4. Restriction on Armed Forces of the Philippines Expenditures. No amount appropriated herein shall be used to fund expenditures of military personnel in excess of those authorized and required based on the actual troop strength of the Philippine Air Force.

5. Rice Subsidy. The amount of One Hundred Seventy Eight Million Seven Hundred Fifty Three Thousand Pesos (₱178,753,000) appropriated herein shall be used for the provision of rice subsidy, equivalent to twenty (20) kilos of rice a month, in the form of financial assistance to the military personnel of the Philippine Air Force.

6. Restriction on Use of Funds Allotted for Petroleum, Oil and Lubricants. The amounts appropriated herein for the purchase or acquisition of petroleum, oil and lubricants for the Philippine Air Force shall be used exclusively for said purposes.

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7. Reimbursement of Expenses Incurred in Anti-Smuggling and Economic Subversion Operations. Expenses incurred by the Philippine Air Force in anti-smuggling, economic subversion or similar operations may be reimbursed out of the proceeds from the sale of items seized or confiscated by the Philippine Air Force upon recommendation of the Secretary of National Defense and approval by the President of the Philippines, subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, and budgeting, accounting and auditing rules and regulations.

8. Reporting and Posting Requirements. The Philippine Air Force shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) Philippine Air Force’s website.

The Philippine Air Force shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

9. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	926,295,000	₱	609,088,000	₱		₱	1,535,383,000
Administration of Personnel Benefits		1,238,985,000						1,238,985,000

Sub-total, General Administration and Support		2,165,280,000		609,088,000				2,774,368,000

Operations
AIR FORCES DEFENSE PROGRAM		15,691,245,000		23,006,447,000		3,681,782,000		42,379,474,000

Force-Level Support Services		2,748,776,000		314,510,000				3,063,286,000
Force Development		5,537,956,000		11,372,185,000		414,382,000		17,324,523,000
Force Sustainment		7,404,513,000		11,319,752,000		3,267,400,000		21,991,665,000

Sub-total, Operations		15,691,245,000		23,006,447,000		3,681,782,000		42,379,474,000

TOTAL NEW APPROPRIATIONS	₱	17,856,525,000	₱	23,615,535,000	₱	3,681,782,000	₱	45,153,842,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	386,199

DECEMBER 25, 2023	OFFICIAL GAZETTE	1241
DEPARTMENT OF NATIONAL DEFENSE

Total Permanent Positions	386,199

Other Compensation Common to All
Personnel Economic Relief Allowance	30,504
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	7,626
Mid-Year Bonus - Civilian	32,184
Year End Bonus	32,184
Cash Gift	6,355
Productivity Enhancement Incentive	6,355
Step Increment	966

Total Other Compensation Common to All	116,654

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	35,832
Longevity Pay	3,908
Lump-sum for filling of Positions - Civilian	25,704

Total Other Compensation for Specific Groups	65,444

Other Benefits
PAG-IBIG Contributions	1,526
PhilHealth Contributions	8,689
Employees Compensation Insurance Premiums	1,526
Loyalty Award - Civilian	1,065
Terminal Leave	7,779

Total Other Benefits	20,585

Military/Uniformed Personnel
Basic Pay
Base Pay	8,512,788
Creation of New Positions	657,728

Total Basic Pay	9,170,516

Other Compensation Common to All
Personnel Economic Relief Allowance	503,064
Clothing/Uniform Allowance	566,660
Subsistence Allowance	1,147,615
Laundry Allowance	8,677
Quarters Allowance	105,609
Longevity Pay	1,669,351
Mid-Year Bonus - Military/Uniformed Personnel	709,401
Year-end Bonus	709,401
Cash Gift	104,805

1242	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Productivity Enhancement Incentive	104,805

Total Other Compensation Common to All	5,629,388

Other Compensation for Specific Groups
Hazardous Duty Pay	260,976
Flying Pay	769,125
Hazard Duty Pay	135,829
Hardship Allowance	23,113
Combat Duty Pay	311,364
Instructor’s Duty Pay	69,854
Reservist’s Pay	82,064
Medal of Valor Award	1,800
Specialist’s Pay	2,603
Parachutist Pay	19,952
Lump-sum for filling of Positions - Military/Uniformed Personnel (MUP)	453,259

Total Other Compensation for Specific Groups	2,129,939

Other Benefits
Special Group Term Insurance	1,511
PAG-IBIG Contributions	25,154
PhilHealth Contributions	191,465
Employees Compensation Insurance Premiums	25,155
Terminal Leave	94,515

Total Other Benefits	337,800

Total Personnel Services	17,856,525

Maintenance and Other Operating Expenses
Travelling Expenses	464,438
Training and Scholarship Expenses	241,259
Supplies and Materials Expenses	7,450,026
Utility Expenses	492,628
Communication Expenses	61,368
Awards/Rewards and Prizes	1,694
Confidential, Intelligence and Extraordinary Expenses
Intelligence Expenses	17,000
Professional Services	22,631
General Services	4,785
Repairs and Maintenance	13,855,418
Financial Assistance/Subsidy	178,753
Taxes, Insurance Premiums and Other Fees	22,673
Other Maintenance and Operating Expenses
Advertising Expenses	2,481
Printing and Publication Expenses	3,272
Representation Expenses	334,927
Transportation and Delivery Expenses	10,690
Rent/Lease Expenses	23,819
Membership Dues and Contributions to Organizations	87
Subscription Expenses	425,986

DECEMBER 25, 2023	OFFICIAL GAZETTE	1243
DEPARTMENT OF NATIONAL DEFENSE

Donations	1,600

Total Maintenance and Other Operating Expenses	23,615,535

Total Current Operating Expenditures	41,472,060

Capital Outlays
Property, Plant and Equipment Outlay
Land Outlay	21,998
Land Improvements Outlay	248,302
Infrastructure Outlay	65,783
Buildings and Other Structures	1,387,634
Machinery and Equipment Outlay	1,047,266
Transportation Equipment Outlay	884,699
Other Property, Plant and Equipment Outlay	26,100

Total Capital Outlays	3,681,782

TOTAL NEW APPROPRIATIONS	45,153,842

G.3. PHILIPPINE NAVY (NAVAL FORCES)

For general administration and support, and operations, as indicated hereunder	₱	41,388,723,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	3,259,763,000	₱	526,119,000	₱	126,450,000	₱	3,912,332,000
Operations		18,248,705,000		13,913,768,000		5,313,918,000		37,476,391,000

NAVAL FORCES DEFENSE PROGRAM		18,248,705,000		13,913,768,000		5,313,918,000		37,476,391,000

TOTAL NEW APPROPRIATIONS	₱	21,508,468,000	₱	14,439,887,000	₱	5,440,368,000	₱	41,388,723,000

Special Provision(s)

1. Hospital Income and Other Revenues from Golf Course Operations. In addition to the amounts appropriated herein, all income generated from the operations of the Philippine Navy hospitals shall be deposited in an authorized government depository bank and used to augment the hospital’s MOOE and Capital Outlay requirements, subject to the following conditions: (i) at least twenty five percent (25%) of said income shall be utilized to purchase and upgrade hospital equipment used directly in the delivery of health services; and (ii) income sourced from PhilHealth reimbursements from availment of medical services shall be used exclusively by said hospitals for the improvement of its facilities, and the replenishment of drugs, medicines and vaccines, including medical and dental supplies used in government health care facilities.

Likewise, all revenues derived from the Philippine Navy Golf Club membership dues, green fees, concession fees, and such other income from business-related operations of the golf course shall be deposited in an authorized government depository bank and shall be used to cover the expenses incurred in its operations. Any excess income from operations of the golf course may be used to augment the MOOE and Capital Outlay requirements of Philippine Navy hospitals and other Philippine Navy treatment facilities, subject to the guidelines issued by the DBM and the DND.

1244	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

In no case shall said amount be used for the payment of salaries, allowances and other benefits.

Disbursements or expenditures by the hospital in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

The Philippine Navy shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statement for the immediately preceding year. The Flag-Officer-In-Command of the Philippine Navy and the agency’s web administrator or his/her equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the Philippine Navy’s website.

2. Trust Receipts from the Use of Equipment and Facilities. Fees and charges from the use of equipment and facilities collected by the Philippine Navy shall be used to augment its operating requirements in accordance with Section 1 of E.O. No. 1002, s. 1985. Said amount shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996.

3. Combat Expenses. An amount not exceeding Two Hundred Thousand Pesos (₱200,000) per quarter for each company or its equivalent in the Philippine Navy may be utilized by its tactical units for incidental and necessary expenses during operational exigencies. Such amount, chargeable against MOOE for combat expenses, shall be treated as cash advance subject to disbursement and liquidation in accordance with COA Circular Nos. 97-002 and 2004-006 dated February 10, 1997 and September 9, 2004, respectively.

4. Restriction on Armed Forces of the Philippines Expenditures. No amount appropriated herein shall be used to fund expenditures of military personnel in excess of those authorized and required based on the actual troop strength of the Philippine Navy.

5. Rice Subsidy. The amount of Two Hundred One Million Six Hundred Thirty One Thousand Pesos (₱201,631,000) appropriated herein shall be used for the provision of rice subsidy, equivalent to twenty (20) kilos of rice a month, in the form of financial assistance to the military personnel of the Philippine Navy.

6. Restriction on Use of Funds Allotted for Petroleum, Oil and Lubricants. The amounts appropriated herein for the purchase or acquisition of petroleum, oil and lubricants for the Philippine Navy shall be used exclusively for said purposes.

7. Reimbursement of Expenses Incurred in Anti-Smuggling and Economic Subversion Operations. Expenses incurred by the Philippine Navy in anti-smuggling, economic subversion or similar operations may be reimbursed out of the proceeds from the sale of items seized or confiscated by the Philippine Navy upon recommendation of the Secretary of National Defense and approval by the President of the Philippines, subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, and budgeting, accounting and auditing rules and regulations.

8. Reporting and Posting Requirements. The Philippine Navy shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) Philippine Navy’s website.

The Philippine Navy shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

9. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	1,897,739,000	₱	526,119,000	₱	126,450,000	₱	2,550,308,000

National Capital Region (NCR)		1,897,739,000		526,119,000		126,450,000		2,550,308,000

Philippine Navy		1,897,739,000		526,119,000		126,450,000		2,550,308,000
Administration of Personnel Benefits		1,362,024,000						1,362,024,000

National Capital Region (NCR)		1,362,024,000						1,362,024,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1245
DEPARTMENT OF NATIONAL DEFENSE

Philippine Marine Corps		68,146,000						68,146,000
Philippine Navy		1,293,878,000						1,293,878,000

Sub-total, General Administration and Support		3,259,763,000		526,119,000		126,450,000		3,912,332,000

Operations
NAVAL FORCES DEFENSE PROGRAM		18,248,705,000		13,913,768,000		5,313,918,000		37,476,391,000

Force-level Support Services		6,208,135,000		4,291,225,000		2,271,414,000		12,770,774,000

National Capital Region (NCR)		6,208,135,000		4,291,225,000		2,271,414,000		12,770,774,000

Philippine Navy		6,208,135,000		4,291,225,000		2,271,414,000		12,770,774,000
Force Development		11,362,328,000		7,764,994,000		2,952,383,000		22,079,705,000

National Capital Region (NCR)		11,362,328,000		7,764,994,000		2,952,383,000		22,079,705,000

Philippine Marine Corps		7,259,134,000		1,711,170,000		1,040,477,000		10,010,781,000
Philippine Navy		4,103,194,000		6,053,824,000		1,911,906,000		12,068,924,000
Force Sustainment		678,242,000		1,857,549,000		90,121,000		2,625,912,000

National Capital Region (NCR)		678,242,000		1,857,549,000		90,121,000		2,625,912,000

Philippine Navy		678,242,000		1,857,549,000		90,121,000		2,625,912,000

Sub-total, Operations		18,248,705,000		13,913,768,000		5,313,918,000		37,476,391,000

TOTAL NEW APPROPRIATIONS	₱	21,508,468,000	₱	14,439,887,000	₱	5,440,368,000	₱	41,388,723,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	334,331

Total Permanent Positions	334,331

Other Compensation Common to All
Personnel Economic Relief Allowance	26,520
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	6,630

1246	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Mid-Year Bonus - Civilian	27,861
Year End Bonus	27,861
Cash Gift	5,525
Productivity Enhancement Incentive	5,525
Step Increment	836

Total Other Compensation Common to All	101,118

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	18,263
Longevity Pay	4,229
Lump-sum for filling of Positions - Civilian	9,829

Total Other Compensation for Specific Groups	32,321

Other Benefits
PAG-IBIG Contributions	1,326
PhilHealth Contributions	7,518
Employees Compensation Insurance Premiums	1,326
Loyalty Award - Civilian	255
Terminal Leave	4,842

Total Other Benefits	15,267

Military/Uniformed Personnel
Basic Pay
Base Pay	10,325,783

Total Basic Pay	10,325,783

Other Compensation Common to All
Personnel Economic Relief Allowance	610,680
Clothing/Uniform Allowance	229,434
Subsistence Allowance	1,396,932
Laundry Allowance	15,611
Quarters Allowance	133,248
Longevity Pay	2,412,006
Mid-Year Bonus - Military/Uniformed Personnel	859,817
Year-end Bonus	859,817
Cash Gift	127,225
Productivity Enhancement Incentive	127,225

Total Other Compensation Common to All	6,771,995

Other Compensation for Specific Groups
Hazardous Duty Pay	546,005
Flying Pay	147,144
Overseas Allowance	15,964
Sea Duty Pay	568,793

DECEMBER 25, 2023	OFFICIAL GAZETTE	1247
DEPARTMENT OF NATIONAL DEFENSE

Hazard Duty Pay	164,883
Hardship Allowance	294,101
Combat Duty Pay	362,268
Instructor’s Duty Pay	101,511
Reservist’s Pay	39,677
Medal of Valor Award	6,300
Specialist’s Pay	305
Parachutist Pay	36,391
Lump-sum for filling of Positions - Military/Uniformed Personnel (MUP)	1,050,195

Total Other Compensation for Specific Groups	3,333,537

Other Benefits
Special Group Term Insurance	1,832
PAG-IBIG Contributions	30,535
PhilHealth Contributions	234,056
Employees Compensation Insurance Premiums	30,535
Terminal Leave	297,158

Total Other Benefits	594,116

Total Personnel Services	21,508,468

Maintenance and Other Operating Expenses
Travelling Expenses	287,059
Training and Scholarship Expenses	318,538
Supplies and Materials Expenses	6,545,260
Utility Expenses	698,603
Communication Expenses	255,424
Awards/Rewards and Prizes	341
Survey, Research, Exploration and Development Expenses	990
Confidential, Intelligence and Extraordinary Expenses
Intelligence Expenses	39,749
Professional Services	90,570
General Services	270,511
Repairs and Maintenance	3,574,614
Financial Assistance/Subsidy	201,631
Taxes, Insurance Premiums and Other Fees	72,182
Other Maintenance and Operating Expenses
Advertising Expenses	144
Printing and Publication Expenses	18,773
Representation Expenses	340,104
Transportation and Delivery Expenses	1,574
Rent/Lease Expenses	1,164,681
Subscription Expenses	27,364
Other Maintenance and Operating Expenses	531,775

Total Maintenance and Other Operating Expenses	14,439,887

Total Current Operating Expenditures	35,948,355

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	86,667
Buildings and Other Structures	726,478

1248	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Machinery and Equipment Outlay	2,962,597
Transportation Equipment Outlay	1,658,206
Furniture, Fixtures and Books Outlay	6,420

Total Capital Outlays	5,440,368

TOTAL NEW APPROPRIATIONS	41,388,723

G.4. GENERAL HEADQUARTERS, AFP AND AFP-WIDE SERVICE SUPPORT UNITS (AFPWSSUS)

For general administration and support, and operations, as indicated hereunder	₱	19,593,996,000

New Appropriations, by Programs/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. REGULAR PROGRAMS
General Administration and Support	₱	4,891,171,000	₱	454,704,000	₱		₱	5,345,875,000
Operations		2,741,208,000		7,351,927,000		4,154,986,000		14,248,121,000

JOINT FORCE PLANNING PROGRAM		321,807,000		534,737,000				856,544,000
JOINT FORCE OPERATIONS PROGRAM		624,251,000		4,742,313,000		3,917,588,000		9,284,152,000
JOINT FORCE CAPABILITY PROGRAM		1,795,150,000		2,074,877,000		237,398,000		4,107,425,000

TOTAL NEW APPROPRIATIONS	₱	7,632,379,000	₱	7,806,631,000	₱	4,154,986,000	₱	19,593,996,000

Special Provision(s)

1. Hospital Income and Other Revenues from Golf Course Operations. In addition to the amounts appropriated herein, all income generated from the operations of the AFP Medical Center shall be deposited in an authorized government depository bank and used to augment the hospital’s MOOE and Capital Outlay requirements, subject to the following conditions: (i) at least twenty five percent (25%) of said income shall be utilized to purchase and upgrade hospital equipment used directly in the delivery of health services; and (ii) income sourced from PhilHealth reimbursements from availment of medical services shall be used exclusively by said hospital for the improvement of its facilities, and the replenishment of drugs, medicines and vaccines, including medical and dental supplies used in government health care facilities.

Likewise, all revenues derived from the Camp Aguinaldo Golf Club membership dues, green fees, concession fees, and such other income from business-related operations of the golf course shall be deposited in an authorized government depository bank and shall be used to cover the expenses incurred in its operations. Any excess income from the operations of the golf course may be used to augment the MOOE and Capital Outlay requirements of the AFP Medical Center and other General Headquarters treatment facilities, subject to the guidelines issued by the DBM and the DND.

In no case shall said income be used for the payment of salaries, allowances and other benefits.

Disbursements or expenditures by the hospital in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

The General Headquarters of the AFP shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statement for the immediately preceding year. The AFP Chief of Staff and the agency’s web administrator or his/her equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the AFP’s website.

2. Trust Receipts from the Use of Equipment and Facilities. Fees and charges from the use of equipment and facilities collected by the AFP shall be used to augment its operating requirements in accordance with Section 1 of E.O. No. 1002, s. 1985. Said fees and charges shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996.

DECEMBER 25, 2023	OFFICIAL GAZETTE	1249
DEPARTMENT OF NATIONAL DEFENSE

3. Trust Receipts from Firearms License Fees. Scholarship assistance to be extended to surviving children of deceased or permanently incapacitated military personnel in accordance with R.A. No. 6963 shall be allocated from the net proceeds of the firearms license fees on a “per-request-basis”, subject to the guidelines to be issued by DBM and DILC.

Said fees shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338.

4. Trust Receipts for the United Nations Peacekeeping Operations. The funds provided by the United Nations for the peacekeeping operations shall be used to cover the allowance, uniform, year and equipment, weaponry and training ammunition, pre-deployment expenses, and maintenance of the Peacekeeping Training Center subject to the condition that said funds shall first be used to reimburse any advances made by the National Government to fund the foregoing requirements. Said funds shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338.

5. Intelligence and Confidential Funds. No appropriations authorized under the AFP as intelligence fund shall be released or disbursed for intelligence activities, including amounts sourced from savings, unless approved by the President of the Philippines.

The use of savings to augment intelligence funds is subject to prior approval of the President of the Philippines, upon joint recommendation by the Secretary of National Defense and the Secretary of Budget and Management.

Confidential funds authorized under the AFP shall be released or disbursed only upon approval of the Secretary of National Defense.

Implementation of this provision shall be subject to COA-DBM-DILG-GCG-DND J.C. No. 2015-01 dated January 8, 2015 and such other guidelines issued by agencies concerned.

6. Bilateral Engagements. The amounts appropriated for bilateral engagements shall be administered by the General Headquarters of the AFP. Any materiel, supplies, equipment, facilities and other property received by the General Headquarters in connection with the activities undertaken pursuant to said bilateral engagements shall be booked-up as government property.

7. Combat Expenses. ln amount not exceeding Two Hundred Thousand Pesos (₱200,000) per quarter for each company or its equivalent in the General Headquarters of the AFP may be utilized by its tactical units for incidental and necessary expenses during operational exigencies. Such amount, chargeable against MOOE for combat expenses, shall be treated as cash advance subject to disbursement and liquidation in accordance with COA Circular Nos. 97-002 and 2004-006 dated February I0, 1997 and September 9, 2004, respectively.

8. Restriction on Use of Funds Allotted for Petroleum, Oil and Lubricants. The amounts appropriated herein for the purchase or acquisition of petroleum, oil and lubricants for the General Headquarters of the AFP shall be used exclusively for said purposes.

9. Restriction on Armed Forces of the Philippines Expenditures. No amount appropriated herein shall be used to fund expenditures of military personnel in excess of those authorized and required based on the actual troop strength of the General Headquarters of the AFP.

10. Reimbursement of Expenses Incurred in Anti-Smuggling and Economic Subversion Operations. Expenses incurred by the General Headquarters of the AFP in anti-smuggling, economic subversion or similar operations may be reimbursed out of the proceeds from the sale of items seized or confiscated by the AFP upon recommendation of the Secretary of National Defense and approval by the President of the Philippines, subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, and budgeting, accounting and auditing rules and regulations.

11. Rice Subsidy. The amount of Thirteen Million Five Hundred Twenty Thousand Pesos (₱13,520,000) appropriated herein shall be used for the provision of rice subsidy, equivalent to twenty (20) kilos of rice a month, in the form of financial assistance to the military personnel of the General Headquarters of the AFP.

12. Reporting and Posting Requirements. The AFP shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS; and

(b) AFP’s website.

The AFP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

13. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations. by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
REGULAR PROGRAMS
General Administration and Support
General Management and Supervision	₱	2,091,984,000	₱	454,704,000	₱	₱	2,546,000

National Capital Region (NCR)		2,091,984,000		454,704,000			2,546,688,000

General Headquarters - Proper		2,091,984,000		454,704,000			2,546,688,000

1250	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Administration of Personnel Benefits	2,799,187,000			2,799,187,000

National Capital Region (NCR)	2,610,730,000			2,610,730,000

Armed Forces of the Philippines Medical Center	196,126,000			196,126,000
General Headquarters - Proper	2,404,971,000			2,404,971,000
Presidential Security Group	9,633,000			9,633,000
Cordillera Administrative Region (CAR)	188,457,000			188,457,000

Philippine Military Academy	188,457,000			188,457,000

Sub-total, General Administration and Support	4,891,171,000	454,704,000		5,345,875,000

Operations
JOINT FORCE PLANNING PROGRAM	321,807,000	534,737,000		856,544,000

Military policy and strategic formulation	321,807,000	534,737,000		856,544,000

National Capital Region (NCR)	321,807,000	534,737,000		856,544,000

General Headquarters - Proper	321,807,000	534,737,000		856,544,000
JOINT FORCE OPERATIONS PROGRAM	624,251,000	4,742,313,000	3,917,588,000	9,284,152,000

JOINT FORCE OPERATIONS SUB-PROGRAM	11,000,000	693,192,000	108,000,000	812,192,000

Joint force combatant command		461,728,000	100,000,000	561,728,000

National Capital Region (NCR)		461,728,000	100,000,000	561,728,000

General Headquarters - Proper		461,728,000	100,000,000	561,728,000
Multinational/Foreign Engagements and Peace Support Operations	11,000,000	231,464,000	8,000,000	250,464,000

National Capital Region (NCR)	11,000,000	231,464,000	8,000,000	250,464,000

General Headquarters - Proper	11,000,000	231,464,000	8,000,000	250,464,000
JOINT FORCE SUPPORT OPERATIONS SUB-PROGRAM	613,251,000	4,049,121,000	3,809,588,000	8,471,960,000

Presidential Security and Protection (Presidential Security Group)	173,084,000	503,930,000	65,834,000	742,848,000

National Capital Region (NCR)	173,084,000	503,930,000	65,834,000	742,848,000

Presidential Security Group	173,084,000	503,930,000	65,834,000	742,848,000
Joint force support command	440,167,000	3,545,191,000	3,743,754,000	7,729,112,000

National Capital Region (NCR)	440,167,000	3,545,191,000	3,743,754,000	7,729,112,000

General Headquarters - Proper	440,167,000	3,545,191,000	3,743,754,000	7,729,112,000

DECEMBER 25, 2023	OFFICIAL GAZETTE	1251
DEPARTMENT OF NATIONAL DEFENSE

JOINT FORCE CAPABILITY PROGRAM		1,795,150,000		2,074,877,000		237,398,000		4,107,425,000

JOINT FORCE SERVICE SUPPORT OPERATIONS SUB-PROGRAM		31,461,000		417,641,000				449,102,000

Joint Force Support Units		29,399,000		101,193,000				130,592,000

National Capital Region (NCR)		29,399,000		101,193,000				130,592,000

General Headquarters - Proper		29,399,000		101,193,000				130,592,000

Reserve Force Development		2,062,000		87,162,000				89,224,000

National Capital Region (NCR)		2,062,000		87,162,000				89,224,000

General Headquarters - Proper		2,062,000		87,162,000				89,224,000
Ordnance Build-up/Strategic lift and mobility				229,286,000				229,286,000

National Capital Region (NCR)				229,286,000				229,286,000

General Headquarters - Proper				229,286,000				229,286,000
MILITARY MEDICAL AND TRAINING SUPPORT SUB-PROGRAM		1,763,689,000		1,657,236,000		237,398,000		3,658,323,000

Tertiary Health Care (AFP Medical Center)		661,574,000		1,327,432,000		209,179,000		2,198,185,000

National Capital Region (NCR)		661,574,000		1,327,432,000		209,179,000		2,198,185,000

Armed Forces of the Philippines Medical Center		661,574,000		1,327,432,000		209,179,000		2,198,185,000
Post-Commission training program		4,866,000		34,138,000				39,004,000

National Capital Region (NCR)		4,866,000		34,138,000				39,004,000

General Headquarters - Proper		4,866,000		34,138,000				39,004,000
Pre-Commission Officer Training (Philippine Military Academy)		1,097,249,000		295,666,000		28,219,000		1,421,134,000

Cordillera Administrative Region (CAR)		1,097,249,000		295,666,000		28,219,000		1,421,134,000

Philippine Military Academy		1,097,249,000		295,666,000		28,219,000		1,421,134,000

Sub-total, Operations		2,741,208,000		7,351,927,000		4,154,986,000		14,248,121,000

TOTAL NEW APPROPRIATIONS	₱	7,632,379,000	₱	7,806,631,000	₱	4,154,986,000	₱	19,593,996,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures

1252	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	915,543

Total Permanent Positions	915,543

Other Compensation Common to All
Personnel Economic Relief Allowance	69,096
Representation Allowance	540
Transportation Allowance	540
Clothing and Uniform Allowance	17,274
Mid-Year Bonus - Civilian	76,295
Year End Bonus	76,295
Cash Gift	14,395
Productivity Enhancement Incentive	14,395
Step Increment	2,288

Total Other Compensation Common to All	271,118

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	93,812
Lump-sum for filling of Positions - Civilian	141,102

Total Other Compensation for Specific Groups	234,914

Other Benefits
PAG-IBIG Contributions	3,456
PhilHealth Contributions	20,577
Employees Compensation Insurance Premiums	3,456
Loyalty Award - Civilian	4,120
Terminal Leave	26,329

Total Other Benefits	57,938

Non-Permanent Position	12,702

Military/Uniformed Personnel
Basic Pay
Base Pay	1,777,940

Total Basic Pay	1,777,940

Other Compensation Common to All
Personnel Economic Relief Allowance	70,584
Clothing/Uniform Allowance	82,670

DECEMBER 25, 2023	OFFICIAL GAZETTE	1253
DEPARTMENT OF NATIONAL DEFENSE

Subsistence Allowance	213,858
Laundry Allowance	2,116
Quarters Allowance	13,155
Longevity Pay	384,633
Mid-Year Bonus - Military/Uniformed Personnel	148,162
Year-end Bonus	148,162
Cash Gift	14,705
Productivity Enhancement Incentive	14,705

Total Other Compensation Common to All	1,092,750

Other Compensation for Specific Groups
Hazardous Duty Pay	27,518
Special Duty Allowance	78,612
Overseas Allowance	354,814
Combat Incentive Pay	10,000
Hazard Duty Pay	19,057
Combat Duty Pay	3,420
Incentive Pay	57,593
Instructor’s Duty Pay	39,437
Lump-sum for filling of Positions - Military/Uniformed Personnel (MUP)	456,632

Total Other Compensation for Specific Groups	1,047,083

Other Benefits
Special Group Term Insurance	229
PAG-IBIG Contributions	3,508
PhilHealth Contributions	40,002
Employees Compensation Insurance Premiums	3,528
Retirement Gratuity	2,118,714
Terminal Leave	56,410

Total Other Benefits	2,222,391

Total Personnel Services	7,632,379

Maintenance and Other Operating Expenses
Travelling Expenses	386,776
Training and Scholarship Expenses	234,556
Supplies and Materials Expenses	2,360,103
Utility Expenses	708,267
Communication Expenses	137,737
Confidential, Intelligence and Extraordinary Expenses
Intelligence Expenses	2,300,649
Professional Services	135,033
General Services	141,504
Repairs and Maintenance	536,529
Financial Assistance/Subsidy	13,520
Taxes, Insurance Premiums and Other Fees	39,214
Labor and Wages	27,887
Other Maintenance and Operating Expenses
Advertising Expenses	2,005

1254	OFFICIAL GAZETTE	VOL. 119, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2024

Printing and Publication Expenses	15,956
Representation Expenses	536,486
Transportation and Delivery Expenses	12,454
Rent/Lease Expenses	60,627
Membership Dues and Contributions to Organizations	856
Subscription Expenses	80,599
Bank Transaction fee	19
Other Maintenance and Operating Expenses	75,854

Total Maintenance and Other Operating Expenses	7,806,631

Total Current Operating Expenditures	15,439,010

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	60,000
Machinery and Equipment Outlay	3,874,413
Transportation Equipment Outlay	220,573

Total Capital Outlays	4,154,986

TOTAL NEW APPROPRIATIONS	19,593,996

DECEMBER 25, 2023	OFFICIAL GAZETTE	1255
DEPARTMENT OF NATIONAL DEFENSE

GENERAL SUMMARY

DEPARTMENT OF NATIONAL DEFENSE

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY - PROPER	₱	197,494,000	₱	636,793,000	₱	429,193,000	₱	1,263,480,000
B. GOVERNMENT ARSENAL		346,329,000		1,491,543,000		234,125,000		2,071,997,000
C. NATIONAL DEFENSE COLLEGE OF THE PHILIPPINES		49,148,000		104,614,000		33,630,000		187,392,000
D. OFFICE OF CIVIL DEFENSE		349,435,000		1,149,873,000		620,170,000		2,119,478,000
E. PHILIPPINE VETERANS AFFAIRS OFFICE (PVAO) - PROPER		152,950,000		483,666,000		40,717,000		677,333,000
F. VETERANS MEMORIAL MEDICAL CENTER		1,179,559,000		1,440,424,000		94,200,000		2,714,183,000
G. ARMED FORCES OF THE PHILIPPINES		141,700,874,000		65,106,841,000		22,514,966,000		229,322,681,000

G.1. PHILIPPINE ARMY (LAND FORCES)		94,703,502,000		19,244,788,000		9,237,830,000		123,186,120,000
G.2. PHILIPPINE AIR FORCE (AIR FORCES)		17,856,525,000		23,615,535,000		3,681,782,000		45,153,842,000
G.3. PHILIPPINE NAVY (NAVAL FORCES)		21,508,468,000		14,439,887,000		5,440,368,000		41,388,723,000
G.4. GENERAL HEADQUARTERS, AFP AND AFP-WIDE SERVICE SUPPORT UNITS (AFPWSSUS)		7,632,379,000		7,806,631,000		4,154,986,000		19,593,996,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF NATIONAL DEFENSE	₱	143,975,789,000	₱	70,413,754,000	₱	23,967,001,000	₱	238,356,544,000